Due to size constraints, this filing is being made in two related submissions.  This submission is the first of the two related submissions.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080

(Address of principal executive offices) (Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	October 31, 2012
Date of reporting period:	October 31, 2012

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Institutional, J & R Share Classes

Annual Report

October 31, 2012

Table of Contents

Economic & Financial Market Review	2
Important Fund Information	3
Bond & Mortgage Securities Fund	4
Core Plus Bond Fund I	5
Diversified International Fund	6
Equity Income Fund	7
Global Diversified Income Fund	8
Global Real Estate Securities Fund	9
Government & High Quality Bond Fund	10
High Yield Fund	11
High Yield Fund I	12
Income Fund	13
Inflation Protection Fund	14
International Emerging Markets Fund	15
International Fund I	16
LargeCap Blend Fund II	17
LargeCap Growth Fund	18
LargeCap Growth Fund I	19
LargeCap Growth Fund II	20
LargeCap S&P 500 Index Fund	21
LargeCap Value Fund	22
LargeCap Value Fund I	23
LargeCap Value Fund III	24
MidCap Blend Fund	25
MidCap Growth Fund	26
MidCap Growth Fund III	27
MidCap S&P 400 Index Fund	28
MidCap Value Fund I	29
MidCap Value Fund III	30
Overseas Fund	31
Principal Capital Appreciation Fund	32
Principal LifeTime 2010 Fund	33
Principal LifeTime 2015 Fund	34
Principal LifeTime 2020 Fund	35
Principal LifeTime 2025 Fund	36
Principal LifeTime 2030 Fund	37

Table of Contents

Principal LifeTime 2035 Fund	38
Principal LifeTime 2040 Fund	39
Principal LifeTime 2045 Fund	40
Principal LifeTime 2050 Fund	41
Principal LifeTime 2055 Fund	42
Principal LifeTime Strategic Income Fund	43
Real Estate Securities Fund	44
SAM Balanced Portfolio	45
SAM Conservative Balanced Portfolio	46
SAM Conservative Growth Portfolio	47
SAM Flexible Income Portfolio	48
SAM Strategic Growth Portfolio	49
Short-Term Income Fund	50
SmallCap Blend Fund	51
SmallCap Growth Fund I	52
SmallCap Growth Fund II	53
SmallCap S&P 600 Index Fund	54
SmallCap Value Fund II	55
Glossary	56
Financial Statements	63
Notes to Financial Statements	152
Schedules of Investments	192
Financial Highlights (Includes performance information)	462
Report of Independent Registered Public Accounting Firm	568
Shareholder Expense Example	569
Supplemental Information	577

Economic & Financial Market Review

For most of the past two years, the markets have operated under the major threat of a possible unmanaged Greek default. The deteriorating situation in Greece has caused fear that default in that country could trigger a contagion of defaults in other troubled European nations, as well as in a large portion of the European banking system. As of October 31, 2012, Greece continued to struggle, with no long-term solution yet in place; Spain — and to a lesser degree, Italy — was feeling the pain of the spreading debt concerns; and the Spanish banking system was operating in crisis mode while the country’s government worked desperately to control the problem. Unemployment in Spain hovered near 25% overall and above 40% for young people. Unfortunately, due to its massive debt loads the Spanish government had very limited ability to attempt to stimulate growth.

Despite investors’ ongoing worries over the sovereign debt issues in Europe, U.S. equities enjoyed strong results for the year ending October 31st, and international equities’ strong third-quarter 2012 performance helped boost developed and emerging markets to positive one-year returns. The U.S. market’s strength was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. The U.S. Federal Reserve continued its purchase of securities through various programs, announcing its latest round of quantitative easing (QE3) in mid-September and plans to purchase more agency mortgage-backed securities (MBS) in an ongoing effort to keep long-term interest rates low. Meanwhile, the European Central Bank (ECB) continued working on the bailout of Greece and support programs for Italy and Spain. In early September Mario Draghi, head of the ECB, unveiled a bond-buying plan aimed at providing liquidity to troubled nations. Bond yields in Italy and Spain have soared; the Draghi plan is geared toward providing continued access to the capital markets for those countries. These ongoing efforts helped spur U.S. equities to a 14.8% 12-month return, while equities in international developed markets and emerging markets delivered, respectively, 4.6% and 2.6%.1

In the U.S., some signs of progress in the economy also helped push equities higher (though the overall economic situation remained somewhat subdued). While the unemployment rate continued to modestly improve, dropping by 1.0% year-over-year, the October 2012 rate of 7.9% was still well above pre-recession levels.2 A key reason was lack of construction hiring; while construction employment had stabilized by the end of October, it had not yet rebounded. The housing situation also showed some improvement, with home prices generally posting very modest year-over-year gains.3 Consumer spending is affected by housing, and as such even a small rebound in housing after many months of declines could eventually boost spending if consumers feel their wealth has increased due to rising home values.

Within U.S. equities, large-cap stocks generally outperformed smaller-caps due to ongoing risk aversion and flight to perceived quality during the period. From a style perspective, value generally outperformed growth across all market capitalizations (small-, mid- and large-caps). Value benefited both from lower exposure to the energy sector (which suffered from eroding commodities prices) and higher exposure to the financial sector (which showed strength due to the efforts undertaken by the Fed and the ECB). Within large-caps, the outperformance by value was somewhat moderated due to the very strong results delivered by a single large-cap growth stock — Apple — which experienced extremely strong sales and market growth during the 12-month period. As Apple makes up a large portion of both the NASDAQ and S&P 500 Indexes, this stock's performance had a significant positive impact on U.S. equities’ performance overall.4 Meanwhile, international equities in both developed and emerging markets, which considerably lagged U.S. equities during the period, were pulled down significantly by the ongoing sovereign debt issues in Europe and by a strong U.S. dollar. International emerging markets were further hurt by signs of economic deceleration over the course of the year, especially in China.

The continued low-rate environment proved favorable for riskier fixed income asset classes during the period. High-yield corporate bonds excelled with a 10.80% duration-adjusted excess return. Investment-grade corporate bonds also performed well, outpacing duration-adjusted Treasuries by 5.65%, due in part to a particularly strong rally in financial corporates (up 9.03% relative to duration-adjusted Treasuries). Commercial MBS outperformed Treasuries by 9.05%. Agency MBS posted a more modest duration-adjusted return of 1.00%.5 Treasury yields generally were mixed. The yield on the 10-year Treasury fell from 2.11% to 1.70%, while the yield on the 2-year Treasury rose slightly from 0.25% to 0.29%.6

In the face of lackluster employment growth, the Federal Reserve announced that with QE3, it would buy $40 billion per month in agency MBS with no set end date. The Fed is hopeful these purchases, combined with additional efforts already underway, will support the economy by keeping interest rates low for corporations and residential homeowners. These additional efforts include already-announced plans to extend the average maturity of the Fed's holdings and maintain its policy of using principal payments from existing holdings (agency debt and agency MBS) to purchase additional agency MBS. The Fed also noted it is likely to keep its exceptionally accommodative interest rate stance in place until mid-2015, in order to "support continued progress toward maximum employment and price stability."7

1 U.S. equities: Russell 3000 Index: international developed market equities: MSCI EAFE Index; international emerging market equities: MSCI Emerging Markets Index

2 U.S Bureau of Labor Statistics; bls.gov

3 S&P/Case-Shiller Home Price Indices

4 U.S. value equities (mid-, small- & large-caps): Russell Midcap Value Index, Russell 2000 Value Index & Russell 1000 Value Index; U.S. growth equities (mid-, small- & large-caps): Russell Midcap Growth Index, Russell 2000 Growth Index & Russell 1000 Growth Index

 5 Source: Barclays Point (Barclays US Corporate High Yield Index and components of the Barclays Aggregate Bond Index)

6 Source: FactSet US Treasury Benchmark Bond, 2 Year Yield and 10 Year Yield

7 Federal Reserve Bank Federal Open Market Committee statement, released 9/13/12; federalreserve.gov/newsevents/press/monetary/20120913a.htm

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each fund, the illustration is based on performance of the institutional share class.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

See glossary on page 56 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Bond & Mortgage Securities Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.49%	4.95%	4.18%	3/1/01	12/6/00
	Including Sales Charge	6.49%	4.95%	4.18%
Institutional Shares		8.04%	5.51%	4.84%	3/1/01	12/6/00
R-1 Shares		7.10%	4.60%	3.93%	11/1/04	12/6/00
R-2 Shares		7.21%	4.72%	4.05%	12/6/00	-
R-3 Shares		7.37%	4.91%	4.25%	12/6/00	-
R-4 Shares		7.64%	5.11%	4.50%	12/6/00	-
R-5 Shares		7.70%	5.24%	4.57%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive performance was primarily driven by favorable security selection and sector allocation. Overall security selection aided results, especially issue-specific outperformance within mortgage-backed securities (MBS), investment-grade corporate bonds and asset-backed securities (ABS). The largest positive contributors to sector allocation were an out-of-index allocation to below-investment-grade corporate bonds, an underweight to U.S. Treasuries and overweights to commercial mortgage-backed securities (CMBS) and investment-grade corporate bonds. Treasury futures were used to manage duration, which benefited portfolio performance as rates decreased during the 12-month period. An overweight to emerging markets detracted from performance. Also, an underweight at the 20-year key rate duration point contributed negatively as the Treasury curve flattened during the period. Although overall security selection was a positive contributor to performance, the issue-specific impact within U.S. Treasuries detracted from results. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporate bonds; these positions contributed negatively to performance as CMBS and below-investment-grade corporate bond spreads tightened during the period.

Core Plus Bond Fund I

Sub-Advisor: PIMCO

Value of a $10,000 Investment* September 30, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	8.93%	7.80%	9/30/08
R-1 Shares	7.98%	6.89%	9/30/08
R-2 Shares	8.14%	7.03%	9/30/08
R-3 Shares	8.34%	7.20%	9/30/08
R-4 Shares	8.58%	7.47%	9/30/08
R-5 Shares	8.66%	7.54%	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio benefited from an allocation to agency mortgage-backed securities (MBS) and non-agency MBS amid increased consumer demand. Additionally, the portfolio's exposure to securities in international developed markets aided results as rates fell in most developed markets during the period. Also, the portfolio's overweight to emerging markets' debt in local currencies (which included exposure to local debt in Brazil that was implemented using zero-coupon interest rate swaps) was beneficial to relative performance. Exposure to a basket of emerging-market currencies (which was implemented through the uses of various currency derivatives) detracted from portfolio performance as investors fled to the perceived safety of the U.S. dollar during the period.

Diversified International Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	6.23%	-7.10%	7.95%	3/1/01	12/6/00
	Including Sales Charge	5.23%	-7.10%	7.95%
Institutional Shares		6.76%	-6.57%	8.66%	3/1/01	12/6/00
R-1 Shares		5.81%	-7.40%	7.73%	11/1/04	12/6/00
R-2 Shares		5.92%	-7.28%	7.88%	12/6/00	-
R-3 Shares		6.24%	-7.10%	8.05%	12/6/00	-
R-4 Shares		6.35%	-6.93%	8.38%	12/6/00	-
R-5 Shares		6.50%	-6.65%	8.50%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the financial sector was positive, led by an overweight position in Swedbank (a strongly capitalized and well-funded Swedish retail bank that benefited from improving mortgage loan spreads). Stock selection in Spain also contributed positively, led by an underweight to Telefonica (an integrated telecommunications operator), as political and cyclical risks weighed on Spanish stocks throughout the period. Additionally, overweighting Coloplast (manufacturer of medical health care products) benefited performance; the company expanded its margins, driven by favorable pricing following the introduction of new products and the outsourcing of virtually all production to Hungary and China. Stock selection in the materials sector detracted from performance, led by an overweight to Rio Tinto (diversified metals and mining company that underperformed due to concerns over slowing Chinese demand for commodities). Additionally, Japanese stock selection detracted, particularly an overweight to Advantest (a leading producer of automatic test equipment for the semiconductor industry), which underperformed as earnings revisions turned negative, reflecting reduced investment by its client base. Also, underweighting Toyota Motors negatively impacted results as the firm benefited from a recovery in production across its global footprint and from better retail sales momentum. Stock selection in Australia was another detractor, especially the portfolio's underweight to Commonwealth Bank of Australia, which delivered favorable results as Australian domestic market trends improved.

Equity Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	14.10%	0.84%	8.98%	8/1/00	5/31/39
R-1 Shares	13.09%	-0.05%	8.07%	3/1/10	5/31/39
R-2 Shares	13.29%	0.09%	8.21%	3/1/10	5/31/39
R-3 Shares	13.45%	0.25%	8.40%	3/1/10	5/31/39
R-4 Shares	13.70%	0.43%	8.58%	3/1/10	5/31/39
R-5 Shares	13.81%	0.50%	8.62%	3/1/10	5/31/39

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within utilities and an underweight to the sector aided relative results during the 12-month period. Stock selection in the energy sector also benefited performance as Marathon Petroleum and Enterprise Production Partners posted strong returns. Additionally, stock selection within the information technology sector contributed positively. Stock selection detracted from performance within the financial sector, where an underweight to Wells Fargo hindered results. Stock selection within the industrial and consumer discretionary sectors also negatively impacted performance.

Global Diversified Income Fund

Sub-Advisors: DDJ Capital Management, LLC, Guggenheim Investment Management, LLC, Principal Global Investors, LLC, Principal Management Corp.,
Principal Real Estate Investors, LLC, W.H. Reeves & Co, Spectrum Asset Management, Inc, Stone Harbor Investment Partners,
and Tortoise Capital Advisors, LLC.

Value of a $10,000 Investment* December 15, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	15.67%	19.08%	12/15/08

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the Master Limited Partnership (MLP) sleeve (managed by Tortoise) contributed positively to performance for the 12-month period. From a manager performance perspective, the Preferred Securities (managed by Spectrum), Global Real Estate (managed by Principal Real Estate Investors), Commercial Mortgage Backed Security (CMBS) (managed by PGI), Infrastructure (managed by WH Reaves) and Global Value Equity (managed by PGI) sleeves all outperformed their respective return benchmarks for the period, led by the Preferred Securities sleeve. Within the Preferred Securities sleeve, strong stock selection benefited performance, especially in the foreign and U.S. bank sectors. The call options overlay program (managed by Guggenheim) also provided gains to the overall portfolio for the period. An underweight allocation to the Emerging Market Debt (managed by Stone Harbor) sleeve detracted from returns. From a manager performance perspective, the High Yield (managed by Guggenheim), Emerging Market Debt and MLP sleeves underperformed their respective return benchmarks for the period.

Global Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* October 1, 2007 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	5 -Year	Since Inception	Inception Date
Institutional Shares	19.67%	-0.53%	-0.37%	10/1/07

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within Hong Kong was the top contributor to performance for the 12-month period; the portfolio benefited from overweights to China Resources Land and Glorious Property Holdings. Overweights to American Assets Trust, Equity One and Ramco-Gershenson benefited results as well. Stock selection within the U.K. was the portfolio's second largest contributor, due in part to the continued strong appetite for the London office market; the portfolio was helped by overweight tilts to London office properties such as Great Portland and Workspace. Stock selection within owners of U.S. shopping center properties also added value, particularly the portfolio's participation in the Retail Properties of America initial public offering (IPO) and addition to the position post-IPO, which drove performance as the stock performed strongly from the point of initial investment forward. The portfolio's main detractor over the period was an overweight to U.S. apartments (such as Equity Residential, which suffered from selling pressure amid the rotation away from popular defensive "safe havens" and toward general equities following the announcement of the U.S. Federal Reserve's third round of quantitative easing, or QE3). The portfolio's small overweight to ex-benchmark holding Renhe Commercial Holdings (Hong Kong developer) also hindered results; this stock lost 40% of its value in the first quarter of 2012 after the firm reported disappointing earnings and reduced its dividend. Weak stock selection within Japanese commercial developers detracted as well. The portfolio was underweight large-cap developers Sumitomo and Mitsubishi Estate, both of which benefited from improving prime office sentiment underlined by a bottoming office market in Tokyo.

Government & High Quality Bond Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.28%	5.55%	4.39%	12/15/08	5/4/84
	Including Sales Charge	3.28%	5.55%	4.39%
Institutional Shares		4.80%	6.07%	4.88%	3/23/98	5/4/84
R-1 Shares		4.07%	5.24%	4.09%	12/15/08	5/4/84
R-2 Shares		4.21%	5.38%	4.22%	12/15/08	5/4/84
R-3 Shares		4.40%	5.57%	4.41%	12/15/08	5/4/84
R-4 Shares		4.59%	5.74%	4.52%	12/15/08	5/4/84
R-5 Shares		4.72%	5.86%	4.58%	12/15/08	5/4/84

What contributed to or detracted from Fund performance during the fiscal year?

An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) was the largest positive contributor to performance. Issue selection in agency mortgage-backed securities (MBS) (specifically, 30-year issues) also benefited performance. Additionally, an out-of-benchmark allocation to non-agency collateralized mortgage obligations (CMOs) aided results as the portfolio's holdings outpaced the index. The portfolio's allocation to agency CMOs detracted from performance due to significantly underperforming the portfolio's benchmark. Also, the portfolio's underweight to Federal National Mortgage Association (FNMA) pass-through securities negatively impacted performance as FNMA securities outperformed other agency mortgages over the period. Additionally, the portfolio's underweight to low-coupon Government National Mortgage Association (GNMA) pools hindered results because GNMA pools outperformed the index.

High Yield Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	5-Year	10-Year
Institutional Shares	13.17%	8.27%	11.55%

What contributed to or detracted from Fund performance during the fiscal year?

The primary positive contributor to performance was an overweight to Open Solutions (provider of collaborative enterprise technology to community-based financial institutions worldwide), which continued to see sales increase along with increases in earnings before interest, taxes, depreciation and amortization. Another positive contributor was an overweight to Ally Financial (provider of automobile and residential financing); the portfolio held preferred stock in Ally that significantly outperformed the market during the 12-month period. Also, the portfolio's overweight to wireless added value; this sector benefited from Softbank's investment in Sprint (the largest wireless stock in the index). The portfolio's holdings in cash and U.S. Treasuries detracted from performance (the significant amount of refinancing in the form of tenders/calls had led to slightly higher cash balances in the portfolio over the 12-month period). Also, the portfolio was negatively impacted by its position in NII Holdings (Latin American mobile communications company); NII has been hurt by price competition and higher churn rates, especially in Brazil. Another detractor was the portfolio's underweight to the home construction sector, which benefited from the slight rebound in housing prices over the period and from the reduced inventory of homes available for sale.

High Yield Fund I

Sub-Advisors: J.P. Morgan Investment Management, Inc, and Neuberger Berman Fixed Income, LLC.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	12.65%	9.96%	8.54%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

Overweights within the communications sector of the portfolio boosted returns, as did positive security selection within the communications sector. Careful selection of bonds in Texas Energy Futures Holdings LP, particularly the longer-term bonds, also boosted results. Additionally, an overweight to Ally Financial (especially to longer-maturity Ally Financial bonds) benefited performance. An allocation to bank loans detracted from performance; bank loans underperformed traditional high-yield corporate debt. Security selection within the utilities sector also hindered results; out-of-index exposure to electric utilities Dynegy and an overweight to Edison detracted from results. An underweight to banks (especially lack of exposure to the strong-performing Royal Bank of Scotland) was a further drag on performance.

Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.03%	7.52%	6.44%	9/30/09	12/15/75
	Including Sales Charge	8.03%	7.52%	6.44%
Institutional Shares		9.62%	8.13%	7.05%	3/23/98	12/15/75
R-1 Shares		8.68%	7.21%	6.14%	3/1/10	12/15/75
R-2 Shares		8.81%	7.37%	6.29%	3/1/10	12/15/75
R-3 Shares		9.00%	7.56%	6.48%	3/1/10	12/15/75
R-4 Shares		9.21%	7.75%	6.65%	3/1/10	12/15/75
R-5 Shares		9.35%	7.81%	6.68%	3/1/10	12/15/75

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to corporate bonds and issue selection within the sector benefited performance the most as both investment-grade and high yield corporates were among the better-performing sectors over the 12-month period. An underweight to U.S. Treasuries versus the benchmark also aided performance as the sector significantly underperformed the benchmark. Additionally, issue selection within the financial services/banking sector positively impacted results, with Bank of America leading portfolio performance. Issue selection within China Medical Technologies (health care company) was one of the portfolio's largest detractors. Lack of exposure to the foreign government sector also negatively impacted results as this sector outperformed the overall index. The portfolio's cash position detracted during the period as well.

Inflation Protection Fund

Sub-Advisor: BlackRock Financial Management, Inc.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	Since Inception	Inception Date
Class J Shares	Excluding Sales Charge	7.00%	2.00%	2.18%	12/29/04
	Including Sales Charge	6.00%	2.00%	2.18%
Institutional Shares		7.78%	2.75%	2.72%	12/29/04
R-1 Shares		6.89%	1.87%	1.86%	12/29/04
R-2 Shares		7.01%	1.99%	1.97%	12/29/04
R-3 Shares		7.24%	2.17%	2.15%	12/29/04
R-4 Shares		7.38%	2.36%	2.33%	12/29/04
R-5 Shares		7.55%	2.50%	2.47%	12/29/04

	What contributed to or detracted from Fund performance during the fiscal year?

The portfolio was positioned to benefit from a steepening in the U.S. Treasury curve (specifically it utilized derivatives to express a view that the difference between the yield on the 10-year Treasury and the 30-year Treasury would increase). This positioning benefited performance as this yield differential increased or steepened by 15 basis points (bps) for the 12-month period. The portfolio was net long breakeven rates (defined as the difference between nominal and Treasury Inflation-Protected Securities (TIPS) yields of comparable maturities), which benefited performance as breakevens rose across the term structure. The portfolio's real yield curve flattening position (meaning the portfolio was positioned to benefit from a decrease in the difference between the yield on the 10-year TIP and the 30-year TIP) was a net detractor from performance as the 10s/30s real curve steepened (the yield differential increased) by 34 bps during the period.

International Emerging Markets Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.18%	-5.53%	15.56%	3/1/01	12/6/00
	Including Sales Charge	3.18%	-5.53%	15.56%
Institutional Shares		4.67%	-5.03%	16.39%	3/1/01	12/6/00
R-1 Shares		3.77%	-5.85%	15.37%	11/1/04	12/6/00
R-2 Shares		3.93%	-5.72%	15.52%	12/6/00	-
R-3 Shares		4.08%	-5.56%	15.73%	12/6/00	-
R-4 Shares		4.28%	-5.37%	15.95%	12/6/00	-
R-5 Shares		4.41%	-5.26%	16.08%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Underweighting Taiwan and overweighting the industrial and information technology sectors were the main drivers of positive relative performance during the 12-month period. Overweighting China Construction Bank (provider of personal and corporate banking services) also contributed positively as Chinese financials rallied on strong earnings releases and signs of stabilization within Chinese economic data. Additionally, strategic overweights to Imperial Holdings and Samsung Electronics benefited relative outperformance. From a country perspective, overweighting Russia and China detracted during the period. Also, the portfolio's relative performance was negatively impacted by overweights to Daelim Industrial and Evraz PLC and an underweight to Tencent Holdings.

International Fund I

Sub-Advisors: Principal Management Corporation, Pyramis Global Advisors, LLC and Schroder Investment Management North America, Inc.
Value of a $10,000 Investment* December 29, 2003 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	6.53%	-6.99%	4.43%	12/29/03	-
R-1 Shares	5.61%	-7.80%	3.54%	11/1/04	12/29/03
R-2 Shares	5.79%	-7.68%	3.67%	6/1/04	12/29/03
R-3 Shares	5.97%	-7.51%	3.85%	6/1/04	12/29/03
R-4 Shares	6.07%	-7.35%	4.05%	6/1/04	12/29/03
R-5 Shares	6.17%	-7.22%	4.16%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

International Fund I benefited from positive stock selection in seven of the 10 economic sectors, particularly within the telecommunication services and utilities sectors. A material underweight to Japan and positive stock selection within that country also helped returns as Japan struggled due to economic woes. An out-of-index position in Samsung Electronics Co. and an outsized overweight to Anheuser-Busch InBev provided the largest individual relative returns for the 12-month period. The energy sector detracted the most from performance due in large part to weak stock selection, especially within the integrated oil & gas industry. Additionally, a relative skew toward smaller-cap stocks negatively impacted results as larger-cap stocks tended to outperform during the period. Stock selection within Australia also burdened the portfolio, led by an out-of-index position in mining firm Atlas Iron Ltd., which was International Fund I's largest individual detractor over the course of the year.

LargeCap Blend Fund II

Sub-Advisors: ClearBridge Advisors, LLC, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	14.12%	-0.44%	5.66%	3/1/01	12/6/00
	Including Sales Charge	13.12%	-0.44%	5.66%
Institutional Shares		14.66%	0.07%	6.33%	12/6/00	-
R-1 Shares		13.71%	-0.79%	5.42%	11/1/04	12/6/00
R-2 Shares		13.76%	-0.69%	5.55%	12/6/00	-
R-3 Shares		14.06%	-0.49%	5.73%	12/6/00	-
R-4 Shares		14.26%	-0.30%	5.96%	12/6/00	-
R-5 Shares		14.31%	-0.20%	6.05%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Security selection positively contributed to performance, particularly in the consumer discretionary sector, where an out-of-index exposure to Toll Brothers paid off as the housing industry showed improvement. Positive stock selection in the utilities sector also aided results, led by an overweight to strong-performing Sempra Energy. Additionally, LargeCap Blend Fund II's slightly higher beta profile (meaning it was positioned to benefit more than the index in upward-trending markets) positively impacted performance during the period. Security selection in the health care sector detracted from performance due to a number of overweight and out-of-index positions in stocks that had negative absolute performance. Sector positioning had a slightly negative impact on performance, especially the LargeCap Blend Fund II's underweights to the financial and telecommunication sectors. Additionally, the stocks that LargeCap Blend Fund II held exhibited higher price volatility (experienced greater price movement than those within the index), which hurt performance as more volatile securities lagged during the period.

LargeCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.36%	-2.35%	5.57%	3/1/01	12/6/00
	Including Sales Charge	9.36%	-2.35%	5.57%
Institutional Shares		11.01%	-1.75%	6.36%	3/1/01	12/6/00
R-1 Shares		9.97%	-2.59%	5.83%	11/1/04	12/6/00
R-2 Shares		10.30%	-2.46%	5.59%	12/6/00	-
R-3 Shares		10.41%	-2.15%	6.22%	12/6/00	-
R-4 Shares		10.62%	-2.10%	6.14%	12/6/00	-
R-5 Shares		10.77%	-1.99%	6.07%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Apple Inc. added significant value; the firm benefited from continued strength in higher margin phone and tablet sales, where it continued to gain market share. Home Depot also contributed positively; the company's strength was due to sustained upside in comparable-store sales driven by the housing recovery, as well as margin expansion that resulted from productivity initiatives. Discover Financial benefited the portfolio due to generating consistent credit and net interest margin improvement, while also signing a significant deal with eBay that leverages the company's network processing capabilities. Verifone Systems suffered from a moderating organic growth rate and continued threats to its mobile payments dominance as competitors consistently discussed future electronic wallet initiatives. Amazon.com declined based on disappointment with its Kindle Fire tablet sales, margins that were negatively impacted by increased free shipping and distribution center build-out, and lackluster international revenues. Oracle suffered from macro uncertainty that prompted higher approval levels within customer organizations to consummate deals, causing modest slippage of transactions into subsequent quarters. This more than offset continued product cycle strength within its big data solutions.

LargeCap Growth Fund I

Sub-Advisors: Brown Investment Advisory, Inc, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.61%	2.07%	6.22%	3/1/01	12/6/00
	Including Sales Charge	8.61%	2.07%	6.22%
Institutional Shares		10.22%	2.71%	7.05%	12/6/00	-
R-1 Shares		9.14%	1.79%	6.11%	11/1/04	12/6/00
R-2 Shares		9.34%	1.92%	6.25%	12/6/00	-
R-3 Shares		9.54%	2.11%	6.44%	12/6/00	-
R-4 Shares		9.74%	2.29%	6.62%	12/6/00	-
R-5 Shares		9.91%	2.42%	6.79%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the Russell 1000 Growth Index contributed positively to returns, led by an average 3% overweight to the strongly-performing health care sector. Positive stock selection in the telecommunication services sector also aided results, led by an overweight to Crown Castle International Corp. Additionally, LargeCap Growth Fund I had a higher beta than the index (meaning it was positioned to benefit more than the index in upward-trending markets), which benefited returns during the period's strong market environment. Stock selection was negative overall, especially in the consumer discretionary sector. An average 2% underweight to the financial sector also detracted from returns as this sector outperformed the index. On average, LargeCap Growth Fund I held stocks that were more volatile than the stocks within the index, which negatively impacted performance as well.

LargeCap Growth Fund II

Sub-Advisors: American Century Investment Management, Inc., Montag & Caldwell, LLC, and Principal Management Corporation
Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	11.16%	0.45%	5.98%	3/1/01	12/6/00
	Including Sales Charge	10.16%	0.45%	5.98%
Institutional Shares		11.87%	1.08%	6.74%	12/6/00	-
R-1 Shares		10.82%	0.19%	5.82%	11/1/04	12/6/00
R-2 Shares		10.90%	0.32%	5.94%	12/6/00	-
R-3 Shares		11.21%	0.48%	6.13%	12/6/00	-
R-4 Shares		11.29%	0.69%	6.34%	12/6/00	-
R-5 Shares		11.41%	0.81%	6.46%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the index aided returns, led by an average 2% overweight to the health care sector as this sector generated strong returns relative to the index. Positive stock selection in the telecommunication services sector also added value. LargeCap Growth Fund II's largest individual contributor to returns was an overweight to Crown Castle International Corp. On average, LargeCap Growth Fund II held stocks that were less volatile than the stocks in the index, which benefited performance during the period. Stock selection was negative overall, particularly within the information technology sector, where the largest individual detractor was an out-of-index position in Cisco Systems Inc. An average 1% underweight to the financial sector also detracted from performance as this sector lagged the index. Additionally, LargeCap Growth Fund II had a lower beta than the index (meaning it was positioned to benefit less than the index in upward-trending markets), which detracted from returns during the strong market environment.

LargeCap S&P 500 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	14.49%	-0.30%	6.04%	3/1/01	12/6/00
	Including Sales Charge	13.49%	-0.30%	6.04%
Institutional Shares		14.97%	0.17%	6.69%	3/1/01	12/6/00
R-1 Shares		13.98%	-0.68%	5.75%	11/1/04	12/6/00
R-2 Shares		14.12%	-0.55%	5.91%	12/6/00	-
R-3 Shares		14.35%	-0.37%	6.08%	12/6/00	-
R-4 Shares		14.50%	-0.19%	6.29%	12/6/00	-
R-5 Shares		14.74%	-0.05%	6.41%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 500 Index during the 12-month period. All 10 of the economic sectors in the index posted positive returns, led by the telecommunication services and health care sectors. Phillips 66, Apple Inc. and Express Scripts Holding Co were top contributors to portfolio performance during the period. The materials and energy sectors were the period's weakest-performing sectors. Hewlett-Packard Co., Dell Inc. and Baker Hughes Inc. were notable detractors from results.

LargeCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	17.97%	-1.42%	5.65%	3/1/01	12/6/00
	Including Sales Charge	16.97%	-1.42%	5.65%
Institutional Shares		18.71%	-0.80%	6.44%	3/1/01	12/6/00
R-1 Shares		17.65%	-1.65%	5.54%	11/1/04	12/6/00
R-2 Shares		17.83%	-1.53%	5.70%	12/6/00	-
R-3 Shares		18.03%	-1.37%	5.86%	12/6/00	-
R-4 Shares		18.26%	-1.17%	6.03%	12/6/00	-
R-5 Shares		18.44%	-1.05%	6.20%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selections in the information technology, financial and consumer discretionary sectors were the most effective for the 12-month period. An overweight to Comcast contributed positively to the portfolio as the company reported solid third-quarter 2012 results after beating second-quarter earnings-per-share estimates. An overweight to Discover Financial Services (direct banking and payment services company) also added value; the company reported strong third-quarter results driven by continued fundamental improvement across all key categories of the business. Additionally, stock selection in the information technology sector aided results; an underweight to Hewlett Packard was beneficial as the company reported third-quarter 2012 results that failed to meet consensus estimates and management lowered its full-year guidance. An underweight to Walt Disney detracted from performance; the stock outperformed as the company continued to beat consensus estimates (earnings growth was driven by operational and financial improvements at the company's parks and margin expansion at ESPN). An overweight to GameStop Corp. also negatively impacted results; the stock underperformed due to sales declines and overall weakening trends as consumers turned to playing games on social media, smartphones and tablets. An overweight to Humana Inc. was another detractor; the company lowered its full-year guidance based on mispricing of its Medicare Advantage business along with higher membership gains. (The portfolio has since exited this position.)

LargeCap Value Fund I

Sub-Advisors: Herndon Capital Management, LLC, Principal Management Corporation, and Thompson, Siegel, & Walmsley, LLC
Value of a $10,000 Investment* June 1, 2004 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	14.18%	-2.80%	3.83%	6/1/04	-
R-1 Shares	13.25%	-3.65%	2.93%	11/1/04	6/1/04
R-2 Shares	13.28%	-3.53%	3.05%	6/1/04	-
R-3 Shares	13.51%	-3.35%	3.25%	6/1/04	-
R-4 Shares	13.76%	-3.18%	3.44%	6/1/04	-
R-5 Shares	13.86%	-3.05%	3.57%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

An average 4% underweight to the utilities sector aided performance as this sector lagged the index. Strong stock selection within the information technology sector also contributed positively to results, led by an underweight to Hewlett-Packard Co., which struggled during the period. Additionally, LargeCap Value Fund I benefited from having a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period). Stock selection was negative overall, especially within the consumer discretionary sector. Sector positioning relative to the index also detracted from returns, led by an average 3% overweight to the energy sector, which lagged the index. On average, LargeCap Value Fund I had a higher price-to-book ratio than the index, which negatively impacted results as well.

LargeCap Value Fund III

Sub-Advisors: AllianceBernstein LP, Principal Management Corporation, and Westwood Management Corporation.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	13.63%	-4.48%	4.23%	3/1/01	12/6/00
	Including Sales Charge	12.63%	-4.48%	4.23%
Institutional Shares		14.38%	-3.92%	4.96%	12/6/00	-
R-1 Shares		13.31%	-4.77%	4.02%	11/1/04	12/6/00
R-2 Shares		13.42%	-4.64%	4.16%	12/6/00	-
R-3 Shares		13.64%	-4.47%	4.35%	12/6/00	-
R-4 Shares		13.93%	-4.28%	4.54%	12/6/00	-
R-5 Shares		14.10%	-4.18%	4.68%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection in the utilities and consumer staples sectors contributed positively to results. An average 4% overweight to the health care sector also proved beneficial as this sector generated very strong returns during the period. On average, LargeCap Value Fund III held stocks that exhibited less earnings variability relative to the stocks within the index, which also benefited performance. Stock selection was negative overall, especially in the energy sector, where the largest individual detractor was an overweight to Occidental Petroleum Corp. Sector positioning relative to the index also detracted from returns, particularly an average 2% overweight to information technology, as it was the only sector in the index to post negative returns. Additionally, LargeCap Value Fund III had a lower beta than the index (meaning it was positioned to benefit less than the index in upward-trending markets), which detracted from returns during the period's strong market environment.

MidCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	17.27%	4.89%	10.70%	3/1/01	12/6/00
	Including Sales Charge	16.27%	4.89%	10.70%
Institutional Shares		17.72%	5.45%	11.49%	3/1/01	12/6/00
R-1 Shares		16.68%	4.53%	10.48%	11/1/04	12/6/00
R-2 Shares		16.93%	4.68%	10.62%	12/6/00	-
R-3 Shares		17.17%	4.88%	10.84%	12/6/00	-
R-4 Shares		17.33%	5.08%	11.14%	12/6/00	-
R-5 Shares		17.46%	5.21%	11.16%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary and information technology sectors contributed positively to results. Also, Williams Cos Inc. (gatherer, processor and transporter of natural gas and crude oil) benefited the portfolio as the firm continued to leverage existing pipeline and processing assets due to high demand for energy infrastructure. Additionally, Liberty Media (diversified media company) aided performance due to progress in obtaining control over Sirius and continued subscriber growth. TJX Companies (discount retailer operating in a niche offering premium goods at discounted prices) continued to benefit from a difficult retail environment where consumers were looking for value. Gentex (manufacturer of specialty electrochromic automatic-dimming rearview mirrors for the global automotive industry) detracted due to uncertainty surrounding the U.S. government's timing of the implementation of the Kids And Cars Act. EQT (operator of a gas utility and large producer of natural gas in the Appalachian region) declined due to a drop in natural gas prices. International Game Technology (leader in developing electronic gaming equipment for casino operators) detracted as the company announced results that were lower than expected.

MidCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	5.71%	-0.54%	7.48%	3/1/01	12/6/00
	Including Sales Charge	4.80%	-0.54%	7.48%
Institutional Shares		6.40%	0.13%	8.36%	3/1/01	12/6/00
R-1 Shares		5.48%	-0.74%	7.44%	11/1/04	12/6/00
R-2 Shares		5.45%	-0.62%	7.55%	12/6/00	-
R-3 Shares		5.75%	-0.41%	7.78%	12/6/00	-
R-4 Shares		6.05%	-0.23%	7.96%	12/6/00	-
R-5 Shares		5.95%	-0.14%	8.08%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Expedia gained after more successfully penetrating international markets; a lengthy and costly upgrade of its Expedia.com website accelerated business momentum. Michael Kors Holdings climbed; the company's strong positioning as an "accessible luxury" brand allowed it to post powerful same-store sales growth and impressive gross margin expansion. Discover Financial Services rose due to a significant improvement in credit quality, a return to portfolio growth and share repurchases. Deckers Outdoor Corp. declined after reporting financial results indicating higher channel inventories, accompanied by a disappointing forward outlook. (The stock was sold.) Electronic Arts fell after forward financial guidance disappointed investors due to the delay of its latest Sims City title, concerns regarding the financial viability of a U.K. retail partner and higher-than-expected advertising expenses. (The stock was sold.) Eldorado Gold dropped in response to a decline in gold prices and more importantly, a dilutive acquisition. (The stock was sold.)

MidCap Growth Fund III

Sub-Advisors: Jacobs Levy Equity Management, Inc, Mellon Capital Management Corporation, Principal Management Corporation, and Turner Investment Partners, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	2.06%	-1.55%	8.18%	3/1/01	12/6/00
	Including Sales Charge	1.06%	-1.55%	8.18%
Institutional Shares		2.64%	-1.00%	8.96%	3/1/01	12/6/00
R-1 Shares		1.71%	-1.82%	8.03%	11/1/04	12/6/00
R-2 Shares		1.88%	-1.71%	8.16%	12/6/00	-
R-3 Shares		2.10%	-1.55%	8.36%	12/6/00	-
R-4 Shares		2.27%	-1.36%	8.56%	12/6/00	-
R-5 Shares		2.33%	-1.26%	8.72%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection in the consumer staples sector contributed positively to returns. An average 1% underweight to consumer staples also benefited results as this sector lagged the index. Additionally, MidCap Growth Fund III had a higher beta than the index (meaning it was positioned to benefit more than the index in upward-trending markets), which aided returns during the strong market environment. Stock selection was negative overall during the period, particularly in the consumer discretionary sector. Sector positioning relative to the index also hindered results, led by an average 5% overweight to the information technology sector, which lagged the index. On average, the stocks within MidCap Growth Fund III exhibited higher price volatility than the stocks in the index, negatively impacting returns as well.

MidCap S&P 400 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	11.31%	2.30%	9.17%	3/1/01	12/6/00
	Including Sales Charge	10.31%	2.30%	9.17%
Institutional Shares		11.86%	2.91%	9.96%	3/1/01	12/6/00
R-1 Shares		10.92%	2.02%	9.02%	11/1/04	12/6/00
R-2 Shares		11.08%	2.17%	9.15%	12/6/00	-
R-3 Shares		11.31%	2.35%	9.36%	12/6/00	-
R-4 Shares		11.54%	2.55%	9.55%	12/6/00	-
R-5 Shares		11.62%	2.67%	9.69%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P MidCap 400 Index for the 12-month period. Eight of the 10 economic sectors in the index posted positive returns, led by the telecommunication services and health care sectors. Quest Software Inc., Lincare Holdings Inc. and Regeneron Pharmaceuticals Inc. were top contributors to performance. The information technology and energy sectors posted the weakest sector performance. Gentex Corp., Green Mountain Coffee Roasters Inc. and Rovi Corp. were notable detractors for the period.

MidCap Value Fund I

Sub-Advisors: Goldman Sachs Asset Management, LP, Los Angeles Capital Management and Equity Research, Inc, and Principal Management Corporation
Value of a $10,000 Investment* December 29, 2003 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	12.66%	1.60%	7.20%	3/2/09	12/29/03
	Including Sales Charge	11.66%	1.60%	7.20%
Institutional Shares		13.28%	2.24%	7.88%	12/29/03	-
R-1 Shares		12.26%	1.37%	6.95%	11/1/04	12/29/03
R-2 Shares		12.40%	1.51%	7.09%	6/1/04	12/29/03
R-3 Shares		12.66%	1.68%	7.28%	6/1/04	12/29/03
R-4 Shares		12.92%	1.88%	7.47%	6/1/04	12/29/03
R-5 Shares		12.98%	1.99%	7.61%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the index contributed positively, led by an average 1% overweight to the consumer discretionary sector, which was the best-performing sector in the index during the period. Strong stock selection within the telecommunication services sector added value as well. MidCap Value Fund I's higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) also benefited results. Stock selection was negative overall, especially within the information technology sector, where the largest individual detractor was an overweight to Polycom Inc. An underweight to the financial sector also detracted from returns; although the underweight was only approximately 1%, the sector posted strong returns during the period. Additionally, MidCap Value Fund I had a lower beta than the index (meaning it was positioned to benefit less than the index in upward-trending markets), which detracted from results during the strong market environment.

MidCap Value Fund III

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Principal Global Investors, LLC, and Principal Management Corporation
Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	14.65%	1.45%	7.94%	3/1/01	12/6/00
	Including Sales Charge	13.65%	1.45%	7.94%
Institutional Shares		15.18%	2.04%	8.94%	3/1/01	12/6/00
R-1 Shares		14.20%	1.10%	7.72%	11/1/04	12/6/00
R-2 Shares		14.38%	1.25%	7.90%	12/6/00	-
R-3 Shares		14.52%	1.43%	8.06%	12/6/00	-
R-4 Shares		14.72%	1.63%	8.15%	12/6/00	-
R-5 Shares		14.96%	1.74%	8.32%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

MidCap Value Fund III benefited from strong stock selection, which was positive in seven of the 10 economic sectors. The best selection occurred in the energy sector, where the top performer was an overweight to Tesoro Corp. An average 1% overweight to the consumer discretionary sector also aided returns as this sector posted the strongest returns within the index. Additionally, MidCap Value Fund III had a higher relative strength profile during the period (an overweight to stocks exhibiting upward price movement during the trailing 12-month period), which contributed positively to returns. Sector positioning relative to the index detracted from performance, driven by an average 1% overweight to the information technology sector (the weakest-performing sector in the index during the period). In addition, the portfolio suffered from negative stock selection in the information technology sector. During the period MidCap Value Fund III had a lower beta than the index (meaning it was positioned to benefit less than the index in upward-trending markets), which also detracted from returns during the strong market environment.

Overseas Fund

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Causeway Capital Management, LLC, and Principal Management Corporation
Value of a $10,000 Investment* September 30, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
				Extended Performance
	1-Year	Since Inception	Inception Date	Inception Date
Institutional Shares	8.29%	4.90%	9/30/08	-
R-1 Shares	7.33%	3.97%	3/1/12	9/30/08
R-2 Shares	7.48%	4.11%	3/1/12	9/30/08
R-3 Shares	7.66%	4.29%	3/1/12	9/30/08
R-4 Shares	7.94%	4.51%	3/1/12	9/30/08
R-5 Shares	8.09%	4.64%	3/1/12	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive across eight of the 10 economic sectors, especially within telecommunication services and information technology sectors. An underweight to struggling Japan and strong stock selection within that country also benefited the portfolio. Also in Japan, a sizeable underweight to materials and careful stock selection in that sector added substantial value as well. The largest individual contributor over the period was an out-of-index exposure to Philip Morris International Inc. The remaining nine individual contributors (of the top 10) were spread across all sectors. An underweight to the financials sector detracted from relative performance as that sector outperformed during the period. Stock selection within the life & health insurance sector also negatively impacted results, as many opportunities for return were missed. A substantial underweight to stocks in Australia (especially financials) and weak stock selection in that country were detrimental as well. Additionally, a relative skew toward smaller-cap stocks relative to the benchmark hindered results as larger-cap stocks tended to outperform during the period.

Principal Capital Appreciation Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	12.28%	1.23%	9.20%	6/7/99	11/24/86
R-1 Shares	11.32%	0.32%	8.25%	3/1/10	11/24/86
R-2 Shares	11.43%	0.44%	8.38%	3/1/10	11/24/86
R-3 Shares	11.64%	0.63%	8.58%	3/1/10	11/24/86
R-4 Shares	11.83%	0.79%	8.76%	3/1/10	11/24/86
R-5 Shares	11.96%	0.88%	8.82%	3/1/10	11/24/86

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the utilities sector, combined with an underweight to the sector, aided relative returns during the period. Stock selection within the financial sector also contributed positively, as did selection within the consumer staples sector. Performance was hindered by stock selection within the health care sector as Allergan and McKesson Corp detracted from performance. Stock selection within the information technology sector detracted from returns as well. Additionally, the portfolio was negatively impacted by its underweight to strong-performing Apple relative to the benchmark Russell 3000 Index. Selection within the energy sector also detracted, as Apache underperformed due to its focus on natural gas.

Principal LifeTime 2010 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.22%	0.70%	5.59%	6/15/01	3/1/01
	Including Sales Charge	8.22%	0.70%	5.59%
Institutional Shares		9.58%	1.11%	6.16%	3/1/01	-
R-1 Shares		8.62%	0.23%	5.23%	11/1/04	3/1/01
R-2 Shares		8.77%	0.36%	5.37%	3/1/01	-
R-3 Shares		8.94%	0.54%	5.56%	3/1/01	-
R-4 Shares		9.12%	0.73%	5.76%	3/1/01	-
R-5 Shares		9.31%	0.85%	5.88%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

Principal LifeTime 2015 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* February 29, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	10.01%	3.27%	2/29/08
R-1 Shares	9.08%	2.27%	2/29/08
R-2 Shares	9.26%	2.44%	2/29/08
R-3 Shares	9.39%	2.58%	2/29/08
R-4 Shares	9.63%	2.81%	2/29/08
R-5 Shares	9.72%	2.91%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Performance lagged slightly within U.S. equities. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index. In addition, exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

Principal LifeTime 2020 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.49%	-0.01%	6.16%	6/15/01	3/1/01
	Including Sales Charge	9.49%	-0.01%	6.16%
Institutional Shares		10.84%	0.39%	6.74%	3/1/01	-
R-1 Shares		9.84%	-0.48%	5.81%	11/1/04	3/1/01
R-2 Shares		10.06%	-0.34%	5.94%	3/1/01	-
R-3 Shares		10.19%	-0.16%	6.14%	3/1/01	-
R-4 Shares		10.40%	0.02%	6.33%	3/1/01	-
R-5 Shares		10.50%	0.14%	6.46%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Performance lagged slightly within U.S. equities. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index. In addition, exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

Principal LifeTime 2025 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* February 29, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	10.92%	2.73%	2/29/08
R-1 Shares	10.04%	1.84%	2/29/08
R-2 Shares	10.13%	1.98%	2/29/08
R-3 Shares	10.28%	2.13%	2/29/08
R-4 Shares	10.50%	2.35%	2/29/08
R-5 Shares	10.59%	2.46%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2030 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.56%	-0.72%	6.25%	6/15/01	3/1/01
	Including Sales Charge	9.56%	-0.72%	6.25%
Institutional Shares		11.03%	-0.25%	6.88%	3/1/01	-
R-1 Shares		10.01%	-1.13%	5.94%	11/1/04	3/1/01
R-2 Shares		10.17%	-1.00%	6.07%	3/1/01	-
R-3 Shares		10.31%	-0.82%	6.27%	3/1/01	-
R-4 Shares		10.55%	-0.64%	6.65%	3/1/01	-
R-5 Shares		10.65%	-0.53%	6.60%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I(sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2035 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* February 29, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	11.23%	2.37%	2/29/08
R-1 Shares	10.23%	1.51%	2/29/08
R-2 Shares	10.30%	1.62%	2/29/08
R-3 Shares	10.55%	1.80%	2/29/08
R-4 Shares	10.79%	2.00%	2/29/08
R-5 Shares	10.90%	2.14%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2040 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-YEar		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.71%	-1.38%	6.11%	6/15/01	3/1/01
	Including Sales Charge	9.71%	-1.38%	6.11%
Institutional Shares		11.18%	-0.90%	6.84%	3/1/01	-
R-1 Shares		10.29%	-1.76%	5.91%	11/1/04	3/1/01
R-2 Shares		10.36%	-1.64%	6.05%	3/1/01	-
R-3 Shares		10.54%	-1.46%	6.24%	3/1/01	-
R-4 Shares		10.76%	-1.27%	6.43%	3/1/01	-
R-5 Shares		10.93%	-1.16%	6.57%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2045 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* February 29, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	11.27%	2.14%	2/29/08
R-1 Shares	10.40%	1.20%	2/29/08
R-2 Shares	10.53%	1.34%	2/29/08
R-3 Shares	10.69%	1.50%	2/29/08
R-4 Shares	10.90%	1.69%	2/29/08
R-5 Shares	11.15%	1.84%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2050 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.84%	-1.79%	6.08%	6/15/01	3/1/01
	Including Sales Charge	9.84%	-1.79%	6.08%
Institutional Shares		11.45%	-1.20%	7.00%	3/1/01	-
R-1 Shares		10.49%	-2.05%	6.07%	11/1/04	3/1/01
R-2 Shares		10.64%	-1.93%	6.20%	3/1/01	-
R-3 Shares		10.73%	-1.75%	6.39%	3/1/01	-
R-4 Shares		10.91%	-1.57%	6.60%	3/1/01	-
R-5 Shares		11.19%	-1.44%	6.73%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime 2055 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* February 29, 2008 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
	1-Year	Since Inception	Inception Date
Institutional Shares	11.27%	1.91%	2/29/08
R-1 Shares	10.36%	1.01%	2/29/08
R-2 Shares	10.43%	1.13%	2/29/08
R-3 Shares	10.69%	1.33%	2/29/08
R-4 Shares	10.89%	1.53%	2/29/08
R-5 Shares	10.91%	1.63%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

Principal LifeTime Strategic Income Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	8.05%	1.91%	4.95%	6/15/01	3/1/01
	Including Sales Charge	7.05%	1.91%	4.95%
Institutional Shares		8.52%	2.36%	5.58%	3/1/01	-
R-1 Shares		7.55%	1.47%	4.66%	11/1/04	3/1/01
R-2 Shares		7.63%	1.60%	4.82%	3/1/01	-
R-3 Shares		7.97%	1.79%	4.99%	3/1/01	-
R-4 Shares		8.01%	1.97%	5.18%	3/1/01	-
R-5 Shares		8.26%	2.10%	5.33%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	13.06%	2.30%	12.23%	3/1/01	12/6/00
	Including Sales Charge	12.06%	2.30%	12.23%
Institutional Shares		13.55%	2.89%	13.00%	3/1/01	12/6/00
R-1 Shares		12.63%	2.01%	12.03%	11/1/04	12/6/00
R-2 Shares		12.76%	2.13%	12.18%	12/6/00	-
R-3 Shares		12.97%	2.33%	12.37%	12/6/00	-
R-4 Shares		13.16%	2.52%	12.59%	12/6/00	-
R-5 Shares		13.33%	2.64%	12.73%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the shopping centers sector was the portfolio's top contributor. The portfolio benefited from participating in the initial public offering (IPO) of Retail Properties of America (including an increase in the portfolio's position post-IPO), as the stock delivered significant positive results since its initial addition to the portfolio. Also, an overweight to Ramco-Gershenson Properties Trust benefited performance due to an attractive valuation. Continuing to overweight high-quality regional mall owner Simon Property Group was another positive for the portfolio, due to the firm's favorable balance sheet, stable properties and strong operations in its outlet center portfolio. Stock selection within the office sector added value, particularly an overweight to Digital Realty Trust and underweight to CommonWealth real estate investment trust (REIT). Digital Realty outperformed due to increased global demand for data server facilities, while CommonWealth REIT underperformed due to large tenant move-outs. The portfolio's overweight to the hotels sector was a top detractor during the 12-month period. Hotels, which are among the more economically sensitive sectors, fell out of favor (especially early in the year as lower economic growth expectations provided a headwind for business travel). An overweight to Equity Lifestyle Properties (owner and operator of resort communities and lifestyle-oriented properties) was another detractor. A sizeable underweight to owners of health care facilities also detracted.

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.24%	1.98%	6.68%	1/16/07	7/25/96
	Including Sales Charge	9.24%	1.98%	6.68%
Institutional Shares		10.71%	2.49%	7.08%	1/16/07	7/25/96
R-1 Shares		9.67%	1.59%	6.45%	1/16/07	7/25/96
R-2 Shares		9.83%	1.72%	6.59%	1/16/07	7/25/96
R-3 Shares		9.99%	1.90%	6.73%	1/16/07	7/25/96
R-4 Shares		10.16%	2.09%	6.85%	1/16/07	7/25/96
R-5 Shares		10.29%	2.22%	6.92%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio also benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection within corporate bonds (both investment-grade and high yield bonds) contributed positively as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.31%	3.55%	6.39%	1/16/07	7/25/96
	Including Sales Charge	8.31%	3.55%	6.39%
Institutional Shares		9.74%	4.04%	6.70%	1/16/07	7/25/96
R-1 Shares		8.86%	3.17%	6.10%	1/16/07	7/25/96
R-2 Shares		8.92%	3.31%	6.24%	1/16/07	7/25/96
R-3 Shares		9.18%	3.49%	6.37%	1/16/07	7/25/96
R-4 Shares		9.39%	3.70%	6.49%	1/16/07	7/25/96
R-5 Shares		9.49%	3.82%	6.56%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio's strategic underweight to government securities also proved beneficial, as these bonds underperformed. Security selection within corporate bonds (both investment-grade and high yield bonds) contributed positively as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.94%	0.05%	6.82%	1/16/07	7/25/96
	Including Sales Charge	9.94%	0.05%	6.82%
Institutional Shares		11.37%	0.54%	7.14%	1/16/07	7/25/96
R-1 Shares		10.40%	-0.34%	6.52%	1/16/07	7/25/96
R-2 Shares		10.54%	-0.21%	6.65%	1/16/07	7/25/96
R-3 Shares		10.76%	-0.02%	6.79%	1/16/07	7/25/96
R-4 Shares		10.96%	0.18%	6.91%	1/16/07	7/25/96
R-5 Shares		11.10%	0.30%	6.98%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection in the portfolio's large-cap value stocks also added value. The portfolio's strategic underweight to government securities proved beneficial as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	9.27%	4.81%	5.91%	1/16/07	7/25/96
	Including Sales Charge	8.27%	4.81%	5.91%
Institutional Shares		9.68%	5.34%	6.23%	1/16/07	7/25/96
R-1 Shares		8.78%	4.44%	5.63%	1/16/07	7/25/96
R-2 Shares		8.90%	4.57%	5.77%	1/16/07	7/25/96
R-3 Shares		9.11%	4.76%	5.90%	1/16/07	7/25/96
R-4 Shares		9.31%	4.98%	6.01%	1/16/07	7/25/96
R-5 Shares		9.35%	5.09%	6.08%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio's strategic underweight to government securities also added value as these bonds underperformed for the period. Additionally, security selection in the portfolio's corporate bond holdings (both high yield and investment-grade) contributed positively; these securities outperformed their benchmarks. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results. Additionally, the portfolio's strategic allocation to international stocks in emerging markets detracted due to underperformance relative to U.S. stocks.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	11.28%	-1.13%	6.89%	1/16/07	7/25/96
	Including Sales Charge	10.28%	-1.13%	6.89%
Institutional Shares		11.74%	-0.64%	7.20%	1/16/07	7/25/96
R-1 Shares		10.74%	-1.51%	6.61%	1/16/07	7/25/96
R-2 Shares		10.88%	-1.37%	6.74%	1/16/07	7/25/96
R-3 Shares		11.13%	-1.19%	6.86%	1/16/07	7/25/96
R-4 Shares		11.33%	-1.00%	6.98%	1/16/07	7/25/96
R-5 Shares		11.48%	-0.89%	7.05%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection in the portfolio's large-cap value stocks also added value. Additionally, the portfolio's strategic allocation to real estate securities (both U.S. and international) contributed positively to performance. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

Short-Term Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	4.29%	3.89%	3.62%	7/12/10	11/1/93
	Including Sales Charge	3.29%	3.89%	3.62%
Institutional Shares		4.79%	4.42%	4.17%	7/25/96	-
R-1 Shares		3.92%	3.61%	3.37%	7/12/10	11/1/93
R-2 Shares		4.04%	3.74%	3.49%	7/12/10	11/1/93
R-3 Shares		4.24%	3.94%	3.69%	7/12/10	11/1/93
R-4 Shares		4.36%	4.08%	3.82%	7/12/10	11/1/93
R-5 Shares		4.56%	4.14%	3.85%	7/12/10	11/1/93

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the largest positive contributor, led by selections in the energy and consumer sectors. An out-of-benchmark allocation to asset-backed securities also added value as the portfolio's holdings significantly outperformed the index. Additionally, lack of exposure to foreign government agencies (which account for 25% of the index) aided performance; the sector underperformed the benchmark due to sovereign risk concerns in Europe. An out-of-index allocation to U.S. agencies hindered performance as the sector underperformed the index. An underweight to banking also detracted from results as this sector outpaced the overall index. Additionally, the portfolio's exposure to the municipal market negatively impacted the portfolio.

SmallCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	12.73%	-0.94%	7.81%	3/1/01	12/6/00
	Including Sales Charge	11.73%	-0.94%	7.81%
Institutional Shares		13.34%	-0.47%	8.47%	3/1/01	12/6/00
R-1 Shares		12.30%	-1.33%	7.52%	11/1/04	12/6/00
R-2 Shares		12.50%	-1.20%	7.66%	12/6/00	-
R-3 Shares		12.69%	-1.01%	7.85%	12/6/00	-
R-4 Shares		12.87%	-0.84%	8.11%	12/6/00	-
R-5 Shares		13.08%	-0.71%	8.19%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the energy, consumer discretionary and information technology sectors contributed positively. Within the energy sector, GeoResources benefited results; shares of this oil and gas exploration and production company advanced on news that it would be acquired by a competitor. In the consumer discretionary sector, Conn's (home appliance and furniture retailer operating in Texas, Louisiana and Oklahoma) was up throughout the period on solid operating results amid economic resiliency in the firm's geographic markets. In the information technology sector, Kenexa contributed the most to performance; its shares were up sharply on news that this developer of human resources software was being acquired by a larger technology company. Stock selection in the materials, health care and telecommunications sectors detracted most. In the materials sector, the portfolio's holdings were focused on companies that sell globally into economically-sensitive markets and, therefore, were especially weak amid deterioration in global economic indicators. Weakness in the health care sector came from the portfolio's holdings in managed care companies that provide coverage to Medicaid recipients, which were down sharply on news that claim costs were running much higher than expected in several markets. In the telecommunications sector, Consolidated Communications Holdings significantly lagged its peers on concerns that this rural telecommunications provider would have to cut its dividend in response to rising interest expense.

SmallCap Growth Fund I

Sub-Advisors: AllianceBernstein, LP, Brown Investment Advisory, Inc, Columbus Circle Investors, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	11.07%	1.46%	9.44%	3/1/01	12/6/00
	Including Sales Charge	10.07%	1.46%	9.44%
Institutional Shares		11.58%	2.18%	10.35%	12/6/00	-
R-1 Shares		10.63%	1.32%	9.40%	11/1/04	12/6/00
R-2 Shares		10.86%	1.49%	9.56%	12/6/00	-
R-3 Shares		10.91%	1.65%	9.75%	12/6/00	-
R-4 Shares		11.27%	1.85%	9.96%	12/6/00	-
R-5 Shares		11.36%	1.95%	10.08%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

SmallCap Growth Fund I benefited from strong stock selection with contributions from a number of sectors, especially consumer discretionary and industrials sectors. An underweight to the lagging energy sector helped performance as well. Additionally, being underweight to the stocks in the index having the greatest price volatility boosted performance, as stocks within the index that had lower price volatility outperformed during the period. (Price volatility reflects how much a stock's price has fluctuated in the past 52 weeks.) Security selection in the health care sector detracted from performance, particularly an underweight to surging Medivation and an out-of-index position in Covance. Also, SmallCap Growth Fund I's lower beta profile (meaning the investment option was positioned to benefit less than the index in upward-trending markets) detracted from performance. SmallCap Growth Fund I's higher market capitalization than the index was another detractor as smaller small-cap stocks, as well as micro-caps, outperformed larger small-cap stocks.

SmallCap Growth Fund II

Sub-Advisors: Emerald Advisers, Inc, and Principal Management Corporation

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	12.24%	-1.33%	6.56%	3/1/01	12/6/00
	Including Sales Charge	11.24%	-1.33%	6.56%
Institutional Shares		12.75%	-0.72%	7.43%	12/6/00	-
R-1 Shares		11.82%	-1.60%	6.51%	11/1/04	12/6/00
R-2 Shares		11.96%	-1.45%	6.55%	12/6/00	-
R-3 Shares		12.09%	-1.28%	6.82%	12/6/00	-
R-4 Shares		12.23%	-1.11%	6.98%	12/6/00	-
R-5 Shares		12.53%	-0.99%	7.14%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

SmallCap Growth Fund II benefited from strong stock selection during the 12-month period, especially in the health care sector where an out-of-index position in Pharmasset and overweight to Medivation led performance. An underweight to the energy sector (the only sector in the index delivering negative performance), as well as an overweight to the strong-performing consumer discretionary sector, added to results. SmallCap Growth Fund II's higher relative strength profile (relative to the benchmark index, overweight exposure to stocks exhibiting upward price movement during the trailing 12-month period) benefited performance as momentum was rewarded during the period. Stock selection lagged in the materials sector, where an out-of-index position in weak-performing Allied Nevada Gold Corp and underweight to advancing Eagle Materials led performance negative. Sector allocations provided marginally negative returns overall, particularly an underweight to the health care sector (which was the strongest-performing sector in the index). Additionally, being overweight to the stocks in the index having the greatest price volatility detracted from performance, as stocks within the index that had lower price volatility outperformed during the period. (Price volatility reflects how much a stock's price has fluctuated in the past 52 weeks.)

SmallCap S&P 600 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	12.81%	1.69%	9.12%	3/1/01	12/6/00
	Including Sales Charge	11.81%	1.69%	9.12%
Institutional Shares		13.36%	2.30%	9.93%	3/1/01	12/6/00
R-1 Shares		12.44%	1.43%	9.00%	11/1/04	12/6/00
R-2 Shares		12.55%	1.56%	9.16%	12/6/00	-
R-3 Shares		12.78%	1.76%	9.33%	12/6/00	-
R-4 Shares		12.99%	1.94%	9.54%	12/6/00	-
R-5 Shares		13.09%	2.06%	9.66%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P SmallCap 600 Index for the 12-month period. Nine of the 10 economic sectors in the index posted positive returns, led by the consumer discretionary and financial sectors. Hain Celestial Group Inc., Ethan Allen Interiors Inc. and La-Z-Boy Inc. were top contributors to performance. The telecommunication services and energy sectors delivered the weakest performance. Luminex Corp., AAR Corp. and Synaptics Inc. were notable detractors from performance during the period.

SmallCap Value Fund II

Sub-Advisors: Dimensional Fund Advisors, LP, Los Angeles Capital Management and Equity Research, Inc, Principal Management Corporation, and Vaughan Nelson Investment Management, LP.

Value of a $10,000 Investment* June 1, 2004 - October 31, 2012

Average Annual Total Returns* as of October 31, 2012
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	12.21%	-0.21%	4.56%	3/2/09	6/1/04
	Including Sales Charge	11.21%	-0.21%	4.56%
Institutional Shares		13.00%	0.61%	5.44%	6/1/04	-
R-1 Shares		12.02%	-0.27%	4.53%	11/1/04	6/1/04
R-2 Shares		12.08%	-0.14%	4.65%	6/1/04	-
R-3 Shares		12.33%	0.03%	4.84%	6/1/04	-
R-4 Shares		12.56%	0.22%	5.04%	6/1/04	-
R-5 Shares		12.69%	0.33%	5.16%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Positive stock selection benefited performance during the 12-month period, particularly in the industrial sector. Stock selection in the energy sector was strong as well, led by an overweight to Western Refining. SmallCap Value Fund II's higher beta profile (meaning that SmallCap Value Fund II was positioned to benefit more than the index in upward-trending markets) also added value. Stock selection in the financial sector was most challenged during the period, especially an underweight to strong-performing Ocwen Financial. Sector allocations negatively affected performance as well, particularly an underweight to the financial sector and an overweight to the lackluster energy sector. SmallCap Value Fund II's larger market capitalization than the benchmark negatively affected returns as the smaller-cap stocks in the small-cap value universe tended to outperform during the period.

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Investment Grade CMBS Index:

The index measures the performance of investment-grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays U.S. Corp High Yield 2% Issuer Capped Index

An unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. Tier I Capital Securities Index:

Tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 Index and 40% Barclays Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 Index and 60% Barclays Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 Index and 20% Barclays Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 Index and 75% Barclays Aggregate Bond Index.

FTSE EPRA/NAREIT Developed Index:

Designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

Composed of 38% Barclays U.S. Corporate High Yield 2% Issuer Capped Index, 20% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays U.S. Tier I Capital Securities Index, 14% JP Morgan EMBI Global Diversified Index, 7% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index, 6% Tortoise Midstream MLP Index, 5% FTSE EPRA/NAREIT Developed Index, 5% Barclays Investment Grade CMBS Index and 5% MSCI All Country World Value Index.

JP Morgan EMBI Global Diversified Index:

The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) All Country World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets

Glossary

Morgan Stanley Capital International (MSCI) EAFE NDTR D Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) EAFE Value Index:

The index captures large and mid cap securities exhibiting overall value style characteristics across developed countries around the world, excluding the US and Canada.

Morgan Stanley Capital International (MSCI) Emerging Markets NDTR D Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Value Category:

Foreign large-value portfolios invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan).

Morningstar Global Real Estate Category:

These funds invest primarily in non-U.S. real estate securities, but may also include U.S. real estate securities. Such securities include debt and equity securities, convertible securities, and securities issued by Real Estate Investment Trusts (REITs). At least 40 percent of the fund’s holdings must be non-U.S. securities.

Morningstar High Yield Bond Category:

High-yield bond portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Morningstar Inflation-Protected Bond Category:

Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities

Glossary

Morningstar Intermediate Government Category:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Mid-Cap Growth Category:

Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Mid-Cap Value Category:

Some mid-cap value portfolios focus on medium-size companies while others land here because they own a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Moderate Allocation Category:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Retirement Income Category:

Retirement income portfolios provide a mix of stocks, bonds, and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset-allocation strategy. These portfolios provide investors with steady income through retirement.

Glossary

Morningstar Short-Term Bond Category:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Growth Category:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Real Estate Category:

Real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Target-Date 2000–2010 Category:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2011–2015 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2011–2015) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2016–2020 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2021–2025 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2021–2025) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2026–2030 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2031–2035 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2031–2035) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2036–2040 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2041–2045 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2041–2045) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2046–2050 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046–2050) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2051+ Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2051 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2015 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2015 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2025 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2025 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund.

The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Glossary

Principal LifeTime 2035 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2035 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2045 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2045 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2055 Blended Index:

Composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2055 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

Measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Growth Index:

Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Glossary

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Value Index:

Measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Energy Index:

The index comprises those companies included in the S&P 500 that are classified as members of the energy sector.

S&P 500 Index:

A broad-based index intended to represent the U.S. equity market.

S&P 500 Telecom Index:

The index comprises those companies included in the S&P 500 that are classified as members of the telecommunication services sector.

S&P 500 Utilities Index:

The index comprises those companies included in the S&P 500 that are classified as members of the utilities sector.

S&P MidCap 400 Index:

A weighted index of the common stocks of 400 mid-sized companies.

S&P SmallCap 600 Index:

A small cap index that consists of 600 domestic stocks chosen by market size, liquidity, and industry group representation.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Bond & Mortgage		Core Plus	Diversified
Amounts in thousands, except per share amounts	Securities Fund		Bond Fund I	International Fund
Investment in securities--at cost	$2,492,906		$3,848,168	$3,151,420
Foreign currency--at cost	$469		$27,723	$9,753
Assets
Investment in securities--at value	$2,579,064		$4,033,689	$3,467,321
Foreign currency--at value	466		27,891	9,751
Cash	5,827		–	–
Receivables:
Dividends and interest	14,265		18,992	10,388
Expense reimbursement from Manager	18		–	6
Expense reimbursement from Distributor	34		–	31
Foreign currency contracts	47		4,354	–
Fund shares sold	6,630		1,031	3,811
Investment securities sold	44,509		86,810	6,546
Swap premiums paid	2,637		336	–
Unrealized gain on OTC swap agreements	65		7,379	–
Variation margin on futures contracts	–		1,412	–
Other assets	8		2	5
Total Assets	2,653,570		4,181,896	3,497,859
Liabilities
Accrued management and investment advisory fees	1,023		1,605	2,500
Accrued administrative service fees	10		4	9
Accrued distribution fees	134		8	156
Accrued service fees	37		17	42
Accrued transfer agent fees	180		25	364
Accrued directors' expenses	2		4	2
Accrued other expenses	50		43	301
Cash overdraft	–		2,744	4,483
Payables:
Dividends payable	5,827		–	–
Foreign currency contracts	21		5,523	–
Fund shares redeemed	2,419		6,114	3,016
Investment securities purchased	293,688		622,603	19,508
Secured borrowing	–		41,684	–
Options and swaptions contracts written (premiums received $0, $3,829 and $0)	–		1,310	–
Short sales (proceeds received $0, $15,467 and $0)	–		15,474	–
Swap premiums received	–		8,365	–
Unrealized loss on OTC swap agreements	2,120		329	–
Variation margin on futures contracts	–		55	–
Total Liabilities	305,511		705,907	30,381
Net Assets Applicable to Outstanding Shares	$2,348,059		$3,475,989	$3,467,478
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,420,757		$3,169,552	$3,920,999
Accumulated undistributed (overdistributed) net investment income (loss)	1,743		74,188	53,569
Accumulated undistributed (overdistributed) net realized gain (loss)	(158,568)		42,386	(822,813)
Net unrealized appreciation (depreciation) of investments	84,103		190,831	315,901
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	24		(968)	(178)
Total Net Assets	$2,348,059		$3,475,989	$3,467,478
Capital Stock (par value: $.01 a share):
Shares authorized	1,060,000		800,000	1,525,000
Net Asset Value Per Share:
Class A: Net Assets	$127,605		N/A	$235,602
Shares Issued and Outstanding	11,503			23,854
Net Asset Value per share	$11.09			$9.88
Maximum Offering Price	$11.52			$10.46
Class B: Net Assets	$3,741		N/A	$6,827

Net Shares Asset Issued Value and per Outstanding share	$11.12 336	(a)		$9.84 694	(a)
Class C: Net Assets	$8,861		N/A	$9,787

Net Shares Asset Issued Value and per Outstanding share	$11.09 799	(a)		$9.86 993	(a)
Class J: Net Assets	$201,223		N/A	$183,831

Net Shares Asset Issued Value and per Outstanding share	$18,034 11.16	(a)		$18,807 9.77	(a)
Class P: Net Assets	N/A		N/A	$862
Shares Issued and Outstanding				88
Net Asset Value per share				$9.85
Institutional: Net Assets	$1,828,579		$3,396,895	$2,833,609
Shares Issued and Outstanding	164,919		288,992	287,163
Net Asset Value per share	$11.09		$11.75	$9.87
R-1: Net Assets	$11,645		$3,541	$7,944
Shares Issued and Outstanding	1,050		305	811
Net Asset Value per share	$11.09		$11.61	$9.80
R-2: Net Assets	$19,392		$5,894	$13,572
Shares Issued and Outstanding	1,764		507	1,389
Net Asset Value per share	$10.99		$11.63	$9.77
R-3: Net Assets	$38,896		$20,281	$53,185
Shares Issued and Outstanding	3,526		1,739	5,412
Net Asset Value per share	$11.03		$11.66	$9.83
R-4: Net Assets	$37,187		$13,861	$41,896
Shares Issued and Outstanding	3,315		1,182	4,201
Net Asset Value per share	$11.22		$11.73	$9.97
R-5: Net Assets	$70,930		$35,517	$80,363
Shares Issued and Outstanding	6,424		3,030	8,070
Net Asset Value per share	$11.04		$11.72	$9.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Equity		Global Diversified		Global Real Estate
Amounts in thousands, except per share amounts	Income Fund		Income Fund		Securities Fund
Investment in securities--at cost	$3,442,413		$5,048,237		$1,008,152
Foreign currency--at cost	$–		$298		$815
Assets
Investment in securities--at value	$4,239,206		$5,289,873		$1,094,982
Foreign currency--at value	–		299		815
Cash	10		214,974		13,401
Deposits with counterparty	–		755		–
Receivables:
Dividends and interest	5,948		66,673		1,279
Foreign currency contracts	–		331		–
Fund shares sold	2,909		66,057		767
Investment securities sold	–		16,088		1,492
Other assets	2		–		–
Total Assets	4,248,075		5,655,050		1,112,736
Liabilities
Accrued management and investment advisory fees	1,842		3,281		837
Accrued administrative service fees	6		–		–
Accrued distribution fees	324		1,679		8
Accrued service fees	41		–		–
Accrued transfer agent fees	446		702		41
Accrued directors' expenses	3		1		1
Accrued other expenses	86		108		38
Payables:
Dividends payable	–		21,184		–
Foreign currency contracts	–		96		–
Fund shares redeemed	6,624		7,927		919
Investment securities purchased	–		184,984		184
Options and swaptions contracts written (premiums received $0, $8,101 and $0)	–		3,141		–
Unrealized loss on unfunded loan commitments	–		6		–
Total Liabilities	9,372		223,109		2,028
Net Assets Applicable to Outstanding Shares	$4,238,703		$5,431,941		$1,110,708
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,038,558		$5,113,388		$1,004,944
Accumulated undistributed (overdistributed) net investment income (loss)	16,693		25,163		3,868
Accumulated undistributed (overdistributed) net realized gain (loss)	(613,341)		46,540		15,079
Net unrealized appreciation (depreciation) of investments	796,793		246,596		86,830
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		254		(13)
Total Net Assets	$4,238,703		$5,431,941		$1,110,708
Capital Stock (par value: $.01 a share):
Shares authorized	1,700,000		1,650,000		700,000
Net Asset Value Per Share:
Class A: Net Assets	$709,464		$2,019,170		$20,896
Shares Issued and Outstanding	36,446		142,757		2,670
Net Asset Value per share	$19.47		$14.14		$7.83
Maximum Offering Price	$20.60		$14.69		$8.29
Class B: Net Assets	$68,755		N/A		N/A
Shares Issued and Outstanding	3,562
Net Asset Value per share	$19.30	(a)
Class C: Net Assets	$112,082		$1,535,844		$5,021
Shares Issued and Outstanding	5,878		109,042		655
Net Asset Value per share	$19.07	(a)	$14.08	(a)	$7.67	(a)
Class P: Net Assets	$50,045		$1,125,168		$6,970
Shares Issued and Outstanding	2,570		79,870		846
Net Asset Value per share	$19.47		$14.09		$8.24
Institutional: Net Assets	$3,105,517		$751,759		$1,077,821
Shares Issued and Outstanding	159,369		53,322		130,715
Net Asset Value per share	$19.49		$14.10		$8.25
R-1: Net Assets	$2,790		N/A		N/A
Shares Issued and Outstanding	144
Net Asset Value per share	$19.40
R-2: Net Assets	$7,317		N/A		N/A
Shares Issued and Outstanding	376
Net Asset Value per share	$19.46
R-3: Net Assets	$44,323		N/A		N/A
Shares Issued and Outstanding	2,283
Net Asset Value per share	$19.41
R-4: Net Assets	$31,695		N/A		N/A
Shares Issued and Outstanding	1,630
Net Asset Value per share	$19.45
R-5: Net Assets	$106,715		N/A		N/A
Shares Issued and Outstanding	5,481
Net Asset Value per share	$19.47

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund		High Yield Fund		High Yield Fund I
Investment in securities--at cost	$1,865,269		$3,850,029		$1,137,889
Assets
Investment in securities--at value	$1,936,276		$3,928,525		$1,178,300
Cash	6,826		17,572		7,861
Receivables:
Dividends and interest	7,594		65,094		19,681
Expense reimbursement from Manager	12		106		–
Expense reimbursement from Distributor	69		–		–
Fund shares sold	10,085		29,967		1,608
Investment securities sold	–		3,414		3,215
Other assets	19		–		–
Total Assets	1,960,881		4,044,678		1,210,665
Liabilities
Accrued management and investment advisory fees	807		1,624		639
Accrued administrative service fees	4		–		–
Accrued distribution fees	279		929		–
Accrued service fees	14		–		–
Accrued transfer agent fees	245		1,125		11
Accrued directors' expenses	2		3		1
Accrued other expenses	54		123		26
Payables:
Dividends payable	4,988		23,245		–
Fund shares redeemed	1,704		10,818		693
Investment securities purchased	31,055		233,165		19,782
Total Liabilities	39,152		271,032		21,152
Net Assets Applicable to Outstanding Shares	$1,921,729		$3,773,646		$1,189,513
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,920,390		$3,663,231		$1,051,403
Accumulated undistributed (overdistributed) net investment income (loss)	(2,613)		182		67,300
Accumulated undistributed (overdistributed) net realized gain (loss)	(67,055)		31,726		30,399
Net unrealized appreciation (depreciation) of investments	71,007		78,496		40,411
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		11		–
Total Net Assets	$1,921,729		$3,773,646		$1,189,513
Capital Stock (par value: $.01 a share):
Shares authorized	1,175,000		1,600,000		300,000
Net Asset Value Per Share:
Class A: Net Assets	$513,204		$1,829,010		N/A
Shares Issued and Outstanding	45,135		233,344
Net Asset Value per share	$11.37		$7.84
Maximum Offering Price	$11.63		$8.15
Class B: Net Assets	$10,728		$42,195		N/A
Shares Issued and Outstanding	944		5,354
Net Asset Value per share	$11.36	(a)	$7.88	(a)
Class C: Net Assets	$113,801		$596,620		N/A
Shares Issued and Outstanding	10,019		75,523
Net Asset Value per share	$11.36	(a)	$7.90	(a)
Class J: Net Assets	$156,522		N/A		N/A
Shares Issued and Outstanding	13,749
Net Asset Value per share	$11.38	(a)
Class P: Net Assets	$17,803		$583,929		N/A
Shares Issued and Outstanding	1,563		74,457
Net Asset Value per share	$11.39		$7.84
Institutional: Net Assets	$1,044,466		$721,892		$1,189,513
Shares Issued and Outstanding	91,828		92,522		104,609
Net Asset Value per share	$11.37		$7.80		$11.37
R-1: Net Assets	$3,722		N/A		N/A
Shares Issued and Outstanding	327
Net Asset Value per share	$11.38
R-2: Net Assets	$6,464		N/A		N/A
Shares Issued and Outstanding	568
Net Asset Value per share	$11.38
R-3: Net Assets	$21,930		N/A		N/A
Shares Issued and Outstanding	1,927
Net Asset Value per share	$11.38
R-4: Net Assets	$11,093		N/A		N/A
Shares Issued and Outstanding	975
Net Asset Value per share	$11.38
R-5: Net Assets	$21,996		N/A		N/A
Shares Issued and Outstanding	1,932
Net Asset Value per share	$11.39

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

					International
			Inflation		Emerging
Amounts in thousands, except per share amounts	Income Fund		Protection Fund		Markets Fund
Investment in securities--at cost	$2,161,340		$753,758		$1,513,099
Foreign currency--at cost	$–		$–		$5,731
Assets
Investment in securities--at value	$2,343,682		$792,925		$1,617,140
Foreign currency--at value	–		–		5,748
Cash	10		14,598		1,846
Receivables:
Dividends and interest	23,589		2,213		1,066
Expense reimbursement from Manager	1		3		2
Expense reimbursement from Distributor	15		3		28
Foreign currency contracts	–		25		–
Fund shares sold	13,299		952		3,005
Investment securities sold	–		–		3,175
Unrealized gain on OTC swap agreements	–		508		–
Variation margin on futures contracts	–		230		–
Total Assets	2,380,596		811,457		1,632,010
Liabilities
Accrued management and investment advisory fees	970		266		1,622
Accrued administrative service fees	2		1		6
Accrued distribution fees	194		22		117
Accrued service fees	9		3		24
Accrued transfer agent fees	166		43		231
Accrued directors' expenses	2		1		1
Accrued other expenses	30		11		271
Payables:
Dividends payable	9,746		–		–
Fund shares redeemed	1,717		804		2,078
Investment securities purchased	17,823		–		1,931
Unrealized loss on OTC swap agreements	–		583		–
Variation margin on futures contracts	–		756		–
Total Liabilities	30,659		2,490		6,281
Net Assets Applicable to Outstanding Shares	$2,349,937		$808,967		$1,625,729
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,231,514		$768,565		$1,618,810
Accumulated undistributed (overdistributed) net investment income (loss)	(8,837)		1,752		17,267
Accumulated undistributed (overdistributed) net realized gain (loss)	(55,082)		(518)		(114,413)
Net unrealized appreciation (depreciation) of investments	182,342		39,135		104,041
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		33		24
Total Net Assets	$2,349,937		$808,967		$1,625,729
Capital Stock (par value: $.01 a share):
Shares authorized	1,100,000		800,000		900,000
Net Asset Value Per Share:
Class A: Net Assets	$338,977		$29,440		$109,294
Shares Issued and Outstanding	33,980		3,158		4,458
Net Asset Value per share	$9.98		$9.32		$24.52
Maximum Offering Price	$10.21		$9.68		$25.95
Class B: Net Assets	$14,939		N/A		$7,108
Shares Issued and Outstanding	1,492				306
Net Asset Value per share	$10.01	(a)			$23.22	(a)
Class C: Net Assets	$86,409		$9,304		$12,148
Shares Issued and Outstanding	8,619		1,016		513
Net Asset Value per share	$10.03	(a)	$9.16	(a)	$23.69	(a)
Class J: Net Assets	$90,263		$15,135		$164,299
Shares Issued and Outstanding	9,030		1,654		6,936
Net Asset Value per share	$10.00	(a)	$9.15	(a)	$23.69	(a)
Class P: Net Assets	$15,196		N/A		$2,310
Shares Issued and Outstanding	1,520				95
Net Asset Value per share	$10.00				$24.37
Institutional: Net Assets	$1,763,464		$740,023		$1,219,393
Shares Issued and Outstanding	176,351		79,642		49,944
Net Asset Value per share	$10.00		$9.29		$24.42
R-1: Net Assets	$1,084		$1,821		$5,362
Shares Issued and Outstanding	108		200		222
Net Asset Value per share	$10.00		$9.09		$24.20
R-2: Net Assets	$1,157		$1,263		$9,010
Shares Issued and Outstanding	116		139		375
Net Asset Value per share	$10.01		$9.11		$24.03
R-3: Net Assets	$16,508		$5,447		$37,931
Shares Issued and Outstanding	1,649		595		1,570
Net Asset Value per share	$10.01		$9.16		$24.15
R-4: Net Assets	$8,155		$1,995		$21,453
Shares Issued and Outstanding	815		217		881
Net Asset Value per share	$10.01		$9.20		$24.35
R-5: Net Assets	$13,785		$4,539		$37,421
Shares Issued and Outstanding	1,379		491		1,532
Net Asset Value per share	$10.00		$9.24		$24.43

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	International	LargeCap		LargeCap
Amounts in thousands, except per share amounts	Fund I	Blend Fund II		Growth Fund
Investment in securities--at cost	$1,026,851	$889,265		$1,903,339
Foreign currency--at cost	$544	$–		$–
Assets
Investment in securities--at value	$1,082,905	$1,053,746		$2,400,417
Foreign currency--at value	537	–		–
Cash	16,471	40		10
Deposits with counterparty	2,051	1,401		–
Receivables:
Dividends and interest	4,604	1,083		2,318
Expense reimbursement from Manager	24	16		1
Expense reimbursement from Distributor	–	17		8
Fund shares sold	296	418		1,062
Investment securities sold	9,790	–		–
Other assets	–	–		12
Total Assets	1,116,678	1,056,721		2,403,828
Liabilities
Accrued management and investment advisory fees	888	673		1,318
Accrued administrative service fees	3	4		7
Accrued distribution fees	5	45		110
Accrued service fees	6	14		40
Accrued transfer agent fees	26	61		373
Accrued directors' expenses	1	1		2
Accrued other expenses	152	27		69
Payables:
Fund shares redeemed	1,934	1,448		2,025
Investment securities purchased	16,145	–		–
Variation margin on futures contracts	21	12		–
Total Liabilities	19,181	2,285		3,944
Net Assets Applicable to Outstanding Shares	$1,097,497	$1,054,436		$2,399,884
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,552,292	$956,358		$1,999,115
Accumulated undistributed (overdistributed) net investment income (loss)	18,238	10,149		5,356
Accumulated undistributed (overdistributed) net realized gain (loss)	(528,406)	(75,877)		(101,665)
Net unrealized appreciation (depreciation) of investments	55,489	163,806		497,078
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(116)	–		–
Total Net Assets	$1,097,497	$1,054,436		$2,399,884
Capital Stock (par value: $.01 a share):
Shares authorized	500,000	535,000		1,335,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	N/A		$294,477
Shares Issued and Outstanding				33,919
Net Asset Value per share				$8.68
Maximum Offering Price				$9.19
Class B: Net Assets	N/A	N/A		$8,495
Shares Issued and Outstanding				1,049
Net Asset Value per share				$8.10	(a)
Class C: Net Assets	N/A	N/A		$10,657
Shares Issued and Outstanding				1,284
Net Asset Value per share				$8.30	(a)
Class J: Net Assets	N/A	$94,923		$45,831
Shares Issued and Outstanding		9,109		5,513
Net Asset Value per share		$10.42	(a)	$8.31	(a)
Class P: Net Assets	N/A	N/A		$1,482
Shares Issued and Outstanding				166
Net Asset Value per share				$8.90
Institutional: Net Assets	$1,069,269	$897,545		$1,852,751
Shares Issued and Outstanding	99,072	83,676		207,402
Net Asset Value per share	$10.79	$10.73		$8.93
R-1: Net Assets	$4,294	$3,093		$8,500
Shares Issued and Outstanding	401	291		1,001
Net Asset Value per share	$10.70	$10.65		$8.49
R-2: Net Assets	$4,182	$6,383		$8,616
Shares Issued and Outstanding	390	602		1,005
Net Asset Value per share	$10.72	$10.61		$8.57
R-3: Net Assets	$7,223	$19,168		$25,611
Shares Issued and Outstanding	674	1,803		2,808
Net Asset Value per share	$10.71	$10.63		$9.12
R-4: Net Assets	$6,264	$12,353		$13,612
Shares Issued and Outstanding	583	1,155		1,503
Net Asset Value per share	$10.74	$10.70		$9.06
R-5: Net Assets	$6,265	$20,971		$129,852
Shares Issued and Outstanding	582	1,963		14,455
Net Asset Value per share	$10.76	$10.68		$8.98

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	LargeCap		LargeCap		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund I		Growth Fund II		Index Fund
Investment in securities--at cost	$4,298,840		$1,019,838		$2,273,874
Assets
Investment in securities--at value	$4,936,628		$1,180,635		$2,816,630
Cash	40		40		10
Deposits with counterparty	10,704		2,100		–
Receivables:
Dividends and interest	1,992		945		3,237
Expense reimbursement from Manager	68		14		2
Expense reimbursement from Distributor	12		5		60
Fund shares sold	4,975		58		1,273
Other assets	–		–		3
Prepaid directors' expenses	1		–		–
Total Assets	4,954,420		1,183,797		2,821,215
Liabilities
Accrued management and investment advisory fees	2,597		900		364
Accrued administrative service fees	12		2		26
Accrued distribution fees	57		15		227
Accrued service fees	76		10		131
Accrued transfer agent fees	182		13		280
Accrued directors' expenses	–		1		2
Accrued other expenses	32		16		76
Payables:
Fund shares redeemed	7,604		2,281		3,533
Variation margin on futures contracts	144		9		44
Total Liabilities	10,704		3,247		4,683
Net Assets Applicable to Outstanding Shares	$4,943,716		$1,180,550		$2,816,532
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,107,294		$1,128,800		$2,479,412
Accumulated undistributed (overdistributed) net investment income (loss)	8,968		6,306		36,448
Accumulated undistributed (overdistributed) net realized gain (loss)	195,161		(114,377)		(239,818)
Net unrealized appreciation (depreciation) of investments	632,293		159,821		540,490
Total Net Assets	$4,943,716		$1,180,550		$2,816,532
Capital Stock (par value: $.01 a share):
Shares authorized	845,000		540,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	N/A		N/A		$164,163
Shares Issued and Outstanding					16,400
Net Asset Value per share					$10.01
Maximum Offering Price					$10.16
Class C: Net Assets	N/A		N/A		$9,111
Shares Issued and Outstanding					921
Net Asset Value per share					$9.89	(a)
Class J: Net Assets	$69,178		$28,779		$349,801
Shares Issued and Outstanding	7,706		3,757		35,244
Net Asset Value per share	$8.98	(a)	$7.66	(a)	$9.93	(a)
Institutional: Net Assets	$4,523,083		$1,107,456		$1,687,068
Shares Issued and Outstanding	450,621		129,894		168,287
Net Asset Value per share	$10.04		$8.53		$10.02
R-1: Net Assets	$5,708		$1,806		$16,940
Shares Issued and Outstanding	607		223		1,701
Net Asset Value per share	$9.40		$8.11		$9.96
R-2: Net Assets	$13,403		$3,038		$37,824
Shares Issued and Outstanding	1,455		387		3,774
Net Asset Value per share	$9.21		$7.86		$10.02
R-3: Net Assets	$91,042		$11,537		$170,210
Shares Issued and Outstanding	9,473		1,437		16,992
Net Asset Value per share	$9.61		$8.03		$10.02
R-4: Net Assets	$58,532		$5,291		$120,923
Shares Issued and Outstanding	6,063		643		12,031
Net Asset Value per share	$9.65		$8.23		$10.05
R-5: Net Assets	$182,770		$22,643		$260,492
Shares Issued and Outstanding	18,580		2,724		25,720
Net Asset Value per share	$9.84		$8.31		$10.13

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	LargeCap		LargeCap	LargeCap
Amounts in thousands, except per share amounts	Value Fund		Value Fund I	Value Fund III
Investment in securities--at cost	$1,621,494		$2,029,137	$696,307
Assets
Investment in securities--at value	$1,848,689		$2,190,624	$771,529
Cash	10		295	40
Deposits with counterparty	–		4,903	1,400
Receivables:
Dividends and interest	3,537		2,192	905
Expense reimbursement from Manager	3		26	8
Expense reimbursement from Distributor	9		–	11
Fund shares sold	382		526	58
Other assets	28		–	–
Total Assets	1,852,658		2,198,566	773,951
Liabilities
Accrued management and investment advisory fees	674		1,448	526
Accrued administrative service fees	1		2	3
Accrued distribution fees	61		3	29
Accrued service fees	3		3	7
Accrued transfer agent fees	190		–	34
Accrued directors' expenses	1		2	2
Accrued other expenses	33		9	19
Payables:
Fund shares redeemed	1,945		1,888	613
Variation margin on futures contracts	15		20	14
Total Liabilities	2,923		3,375	1,247
Net Assets Applicable to Outstanding Shares	$1,849,735		$2,195,191	$772,704
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,655,666		$2,082,163	$1,084,582
Accumulated undistributed (overdistributed) net investment income (loss)	24,851		29,392	13,085
Accumulated undistributed (overdistributed) net realized gain (loss)	(57,104)		(75,523)	(399,698)
Net unrealized appreciation (depreciation) of investments	226,322		159,159	74,735
Total Net Assets	$1,849,735		$2,195,191	$772,704
Capital Stock (par value: $.01 a share):
Shares authorized	900,000		600,000	520,000
Net Asset Value Per Share:
Class A: Net Assets	$167,425		N/A	N/A
Shares Issued and Outstanding	15,375
Net Asset Value per share	$10.89
Maximum Offering Price	$11.52
Class B: Net Assets	$2,403		N/A	N/A
Shares Issued and Outstanding	223
Net Asset Value per share	$10.79	(a)
Class C: Net Assets	$2,130		N/A	N/A
Shares Issued and Outstanding	198
Net Asset Value per share	$10.74	(a)
Class J: Net Assets	$51,317		N/A	$62,870
Shares Issued and Outstanding	4,776			5,760
Net Asset Value per share	$10.74	(a)		$10.91	(a)
Institutional: Net Assets	$1,612,943		$2,180,941	$677,325
Shares Issued and Outstanding	148,003		185,917	61,201
Net Asset Value per share	$10.90		$11.73	$11.07
R-1: Net Assets	$1,115		$4,014	$2,369
Shares Issued and Outstanding	103		344	215
Net Asset Value per share	$10.80		$11.67	$11.02
R-2: Net Assets	$2,032		$2,332	$6,283
Shares Issued and Outstanding	187		200	572
Net Asset Value per share	$10.84		$11.67	$10.98
R-3: Net Assets	$2,753		$2,854	$9,792
Shares Issued and Outstanding	254		244	860
Net Asset Value per share	$10.83		$11.68	$11.39
R-4: Net Assets	$2,117		$3,250	$5,167
Shares Issued and Outstanding	196		278	469
Net Asset Value per share	$10.81		$11.67	$11.03
R-5: Net Assets	$5,500		$1,800	$8,898
Shares Issued and Outstanding	504		153	801
Net Asset Value per share	$10.91		$11.77	$11.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	MidCap		MidCap		MidCap
Amounts in thousands, except per share amounts	Blend Fund		Growth Fund		Growth Fund III
Investment in securities--at cost	$3,110,325		$92,008		$1,287,272
Assets
Investment in securities--at value	$3,657,563		$105,257		$1,435,421
Cash	27		10		40
Deposits with counterparty	–		–		2,500
Receivables:
Dividends and interest	4,410		12		457
Expense reimbursement from Manager	–		6		28
Expense reimbursement from Distributor	37		4		5
Fund shares sold	15,049		236		199
Variation margin on futures contracts	–		–		293
Other assets	5		–		–
Total Assets	3,677,091		105,525		1,438,943
Liabilities
Accrued management and investment advisory fees	1,863		58		1,204
Accrued administrative service fees	13		1		4
Accrued distribution fees	473		12		22
Accrued service fees	58		7		21
Accrued transfer agent fees	647		20		16
Accrued directors' expenses	1		–		2
Accrued other expenses	112		15		16
Payables:
Fund shares redeemed	3,316		278		2,560
Variation margin on futures contracts	–		–		4
Total Liabilities	6,483		391		3,849
Net Assets Applicable to Outstanding Shares	$3,670,608		$105,134		$1,435,094
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,062,051		$86,897		$1,262,839
Accumulated undistributed (overdistributed) net investment income (loss)	8,920		(223)		327
Accumulated undistributed (overdistributed) net realized gain (loss)	52,399		5,211		23,998
Net unrealized appreciation (depreciation) of investments	547,238		13,249		147,930
Total Net Assets	$3,670,608		$105,134		$1,435,094
Capital Stock (par value: $.01 a share):
Shares authorized	1,675,000		325,000		625,000
Net Asset Value Per Share:
Class A: Net Assets	$1,121,880		N/A		N/A
Shares Issued and Outstanding	72,565
Net Asset Value per share	$15.46
Maximum Offering Price	$16.36
Class B: Net Assets	$19,533		N/A		N/A
Shares Issued and Outstanding	1,310
Net Asset Value per share	$14.91	(a)
Class C: Net Assets	$127,165		N/A		N/A
Shares Issued and Outstanding	8,602
Net Asset Value per share	$14.78	(a)
Class J: Net Assets	$222,928		$23,812		$29,541
Shares Issued and Outstanding	14,916		3,658		2,981
Net Asset Value per share	$14.95	(a)	$6.51	(a)	$9.91	(a)
Class P: Net Assets	$515,469		N/A		N/A
Shares Issued and Outstanding	32,977
Net Asset Value per share	$15.63
Institutional: Net Assets	$1,389,161		$49,383		$1,310,305
Shares Issued and Outstanding	88,625		6,759		120,517
Net Asset Value per share	$15.67		$7.31		$10.87
R-1: Net Assets	$7,778		$1,503		$3,731
Shares Issued and Outstanding	521		223		369
Net Asset Value per share	$14.92		$6.74		$10.12
R-2: Net Assets	$21,181		$2,609		$6,229
Shares Issued and Outstanding	1,412		374		605
Net Asset Value per share	$15.00		$6.98		$10.30
R-3: Net Assets	$77,423		$5,306		$23,334
Shares Issued and Outstanding	5,055		739		2,181
Net Asset Value per share	$15.32		$7.18		$10.70
R-4: Net Assets	$90,257		$2,608		$24,559
Shares Issued and Outstanding	5,763		355		2,277
Net Asset Value per share	$15.66		$7.36		$10.79
R-5: Net Assets	$77,833		$19,913		$37,395
Shares Issued and Outstanding	5,006		2,661		3,402
Net Asset Value per share	$15.55		$7.48		$10.99

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	MidCap S&P 400		MidCap		MidCap
Amounts in thousands, except per share amounts	Index Fund		Value Fund I		Value Fund III
Investment in securities--at cost	$513,718		$1,488,903		$81,679
Assets
Investment in securities--at value	$575,887		$1,623,775		$95,090
Cash	10		40		40
Deposits with counterparty	716		2,400		300
Receivables:
Dividends and interest	250		1,084		97
Expense reimbursement from Manager	6		28		3
Expense reimbursement from Distributor	8		9		14
Fund shares sold	1,170		1,478		23
Variation margin on futures contracts	89		332		34
Total Assets	578,136		1,629,146		95,601
Liabilities
Accrued management and investment advisory fees	73		1,354		53
Accrued administrative service fees	13		7		–
Accrued distribution fees	48		35		33
Accrued service fees	59		29		2
Accrued transfer agent fees	42		59		36
Accrued directors' expenses	1		2		–
Accrued other expenses	5		34		19
Payables:
Fund shares redeemed	1,469		6,096		190
Total Liabilities	1,710		7,616		333
Net Assets Applicable to Outstanding Shares	$576,426		$1,621,530		$95,268
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$495,612		$1,506,358		$90,245
Accumulated undistributed (overdistributed) net investment income (loss)	3,808		12,647		796
Accumulated undistributed (overdistributed) net realized gain (loss)	15,075		(31,049)		(9,132)
Net unrealized appreciation (depreciation) of investments	61,931		133,574		13,359
Total Net Assets	$576,426		$1,621,530		$95,268
Capital Stock (par value: $.01 a share):
Shares authorized	425,000		525,000		325,000
Net Asset Value Per Share:
Class J: Net Assets	$47,839		$52,378		$82,259
Shares Issued and Outstanding	3,315		3,732		6,048
Net Asset Value per share	$14.43	(a)	$14.03	(a)	$13.60	(a)
Institutional: Net Assets	$250,683		$1,431,810		$1,893
Shares Issued and Outstanding	17,019		101,249		132
Net Asset Value per share	$14.73		$14.14		$14.31
R-1: Net Assets	$9,930		$6,229		$318
Shares Issued and Outstanding	680		450		23
Net Asset Value per share	$14.60		$13.83		$13.69
R-2: Net Assets	$17,916		$14,689		$871
Shares Issued and Outstanding	1,203		1,058		63
Net Asset Value per share	$14.89		$13.87		$13.79
R-3: Net Assets	$83,360		$32,137		$2,188
Shares Issued and Outstanding	5,602		2,297		159
Net Asset Value per share	$14.88		$13.99		$13.73
R-4: Net Assets	$53,385		$27,235		$1,125
Shares Issued and Outstanding	3,576		1,941		83
Net Asset Value per share	$14.93		$14.03		$13.61
R-5: Net Assets	$113,313		$57,052		$6,614
Shares Issued and Outstanding	7,545		4,051		483
Net Asset Value per share	$15.02		$14.08		$13.70

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Money			Principal Capital
Amounts in thousands, except per share amounts	Market Fund		Overseas Fund(a)	Appreciation Fund
Investment in securities--at cost	$1,128,834		$1,559,580	$1,225,090
Foreign currency--at cost	$–		$20,403	$–
Assets
Investment in securities--at value	$1,128,834		$1,653,999	$1,765,656
Foreign currency--at value	–		20,430	–
Cash	212		44,464	10
Deposits with counterparty	–		4,902	–
Receivables:
Dividends and interest	101		5,818	1,601
Expense reimbursement from Manager	327		43	3
Expense reimbursement from Distributor	17		–	–
Fund shares sold	4,345		463	351
Investment securities sold	–		4,459	–
Other assets	26		–	5
Total Assets	1,133,862		1,734,578	1,767,626
Liabilities
Accrued management and investment advisory fees	377		1,554	727
Accrued administrative service fees	–		–	2
Accrued distribution fees	85		–	186
Accrued service fees	–		–	8
Accrued transfer agent fees	386		32	389
Accrued directors' expenses	2		1	2
Accrued other expenses	57		100	96
Payables:
Foreign currency contracts	–		944	–
Fund shares redeemed	9,174		1,657	3,081
Investment securities purchased	–		22,239	–
Variation margin on futures contracts	–		74	–
Total Liabilities	10,081		26,601	4,491
Net Assets Applicable to Outstanding Shares	$1,123,781		$1,707,977	$1,763,135
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,165,391		$1,600,187	$1,233,764
Accumulated undistributed (overdistributed) net investment income (loss)	–		33,863	16,402
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,610)		(17,525)	(27,597)
Net unrealized appreciation (depreciation) of investments	–		92,463	540,566
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		(1,011)	–
Total Net Assets	$1,123,781		$1,707,977	$1,763,135
Capital Stock (par value: $.01 a share):
Shares authorized	8,400,000		600,000	1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$458,037		N/A	$591,255
Shares Issued and Outstanding	458,098			14,171
Net Asset Value per share	$1.00			$41.72
Maximum Offering Price	$1.00			$44.15
Class B: Net Assets	$12,264		N/A	$38,701
Shares Issued and Outstanding	12,266			1,103
Net Asset Value per share	$1.00	(b)		$35.08	(b)
Class C: Net Assets	$17,320		N/A	$24,958
Shares Issued and Outstanding	17,323			709
Net Asset Value per share	$1.00	(b)		$35.19	(b)
Class J: Net Assets	$282,576		N/A	N/A
Shares Issued and Outstanding	282,614
Net Asset Value per share	$1.00	(b)
Class P: Net Assets	N/A		N/A	$14,471
Shares Issued and Outstanding				343
Net Asset Value per share				$42.23
Institutional: Net Assets	$353,584		$1,707,927	$1,053,972
Shares Issued and Outstanding	353,631		171,431	24,893
Net Asset Value per share	$1.00		$9.96	$42.34
R-1: Net Assets	N/A		$10	$1,789
Shares Issued and Outstanding			1	43
Net Asset Value per share	–		$9.90	$41.64
R-2: Net Assets	N/A		$10	$1,800
Shares Issued and Outstanding			1	43
Net Asset Value per share	–		$9.91	$41.78
R-3: Net Assets	N/A		$10	$9,790
Shares Issued and Outstanding			1	234
Net Asset Value per share	–		$9.92	$41.85
R-4: Net Assets	N/A		$10	$9,840
Shares Issued and Outstanding			1	234
Net Asset Value per share	–		$9.94	$42.05
R-5: Net Assets	N/A		$10	$16,559
Shares Issued and Outstanding			1	393
Net Asset Value per share	–		$9.95	$42.15

(a)	Effective February 29, 2012, International Value Fund I changed its name to Overseas Fund.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund		2015 Fund	2020 Fund
Investment in affiliated Funds--at cost	$1,628,857		$681,283	$5,251,109
Assets
Investment in affiliated Funds--at value	$1,713,308		$793,259	$5,623,387
Receivables:
Dividends and interest	1,083		371	1,854
Expense reimbursement from Manager	1		–	6
Expense reimbursement from Distributor	37		–	111
Fund shares sold	356		1,401	1,477
Total Assets	1,714,785		795,031	5,626,835
Liabilities
Accrued management and investment advisory fees	43		19	144
Accrued administrative service fees	17		12	53
Accrued distribution fees	126		27	391
Accrued service fees	66		45	213
Accrued transfer agent fees	45		–	125
Accrued directors' expenses	2		1	5
Accrued other expenses	11		2	20
Payables:
Fund shares redeemed	3,809		881	7,103
Total Liabilities	4,119		987	8,054
Net Assets Applicable to Outstanding Shares	$1,710,666		$794,044	$5,618,781
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,742,027		$661,659	$5,381,998
Accumulated undistributed (overdistributed) net investment income (loss)	10,700		3,370	17,813
Accumulated undistributed (overdistributed) net realized gain (loss)	(126,512)		17,039	(153,308)
Net unrealized appreciation (depreciation) of investments	84,451		111,976	372,278
Total Net Assets	$1,710,666		$794,044	$5,618,781
Capital Stock (par value: $.01 a share):
Shares authorized	650,000		400,000	1,125,000
Net Asset Value Per Share:
Class A: Net Assets	$38,144		N/A	$99,802
Shares Issued and Outstanding	3,131			7,884
Net Asset Value per share	$12.18			$12.66
Maximum Offering Price	$12.65			$13.40
Class B: Net Assets	N/A		N/A	$6,003
Shares Issued and Outstanding				474
Net Asset Value per share				$12.66	(a)
Class J: Net Assets	$214,077		N/A	$655,845
Shares Issued and Outstanding	17,724			52,273
Net Asset Value per share	$12.08	(a)		$12.55	(a)
Institutional: Net Assets	$1,148,980		$580,784	$3,856,280
Shares Issued and Outstanding	94,669		56,538	305,721
Net Asset Value per share	$12.14		$10.27	$12.61
R-1: Net Assets	$20,503		$15,687	$62,546
Shares Issued and Outstanding	1,707		1,564	5,010
Net Asset Value per share	$12.01		$10.03	$12.48
R-2: Net Assets	$25,982		$13,920	$77,610
Shares Issued and Outstanding	2,165		1,381	6,225
Net Asset Value per share	$12.00		$10.08	$12.47
R-3: Net Assets	$80,009		$66,650	$263,407
Shares Issued and Outstanding	6,663		6,603	21,093
Net Asset Value per share	$12.01		$10.09	$12.49
R-4: Net Assets	$68,441		$50,724	$212,684
Shares Issued and Outstanding	5,688		4,999	16,999
Net Asset Value per share	$12.03		$10.15	$12.51
R-5: Net Assets	$114,530		$66,279	$384,604
Shares Issued and Outstanding	9,487		6,515	30,641
Net Asset Value per share	$12.07		$10.17	$12.55

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2025 Fund	2030 Fund		2035 Fund
Investment in affiliated Funds--at cost	$874,350	$4,856,115		$576,602
Assets
Investment in affiliated Funds--at value	$1,016,475	$5,249,650		$673,381
Receivables:
Dividends and interest	330	1,408		135
Expense reimbursement from Manager	–	9		–
Expense reimbursement from Distributor	–	115		–
Fund shares sold	1,677	1,206		1,726
Total Assets	1,018,482	5,252,388		675,242
Liabilities
Accrued management and investment advisory fees	26	134		17
Accrued administrative service fees	14	48		10
Accrued distribution fees	33	384		24
Accrued service fees	56	194		39
Accrued transfer agent fees	–	142		–
Accrued directors' expenses	1	4		–
Accrued other expenses	2	35		2
Payables:
Fund shares redeemed	142	6,165		416
Total Liabilities	274	7,106		508
Net Assets Applicable to Outstanding Shares	$1,018,208	$5,245,282		$674,734
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$852,694	$4,964,352		$565,080
Accumulated undistributed (overdistributed) net investment income (loss)	1,984	8,598		738
Accumulated undistributed (overdistributed) net realized gain (loss)	21,405	(121,203)		12,137
Net unrealized appreciation (depreciation) of investments	142,125	393,535		96,779
Total Net Assets	$1,018,208	$5,245,282		$674,734
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	1,225,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$84,188		N/A
Shares Issued and Outstanding		6,760
Net Asset Value per share		$12.45
Maximum Offering Price		$13.17
Class B: Net Assets	N/A	$5,326		N/A
Shares Issued and Outstanding		426
Net Asset Value per share		$12.50	(a)
Class J: Net Assets	N/A	$677,464		N/A
Shares Issued and Outstanding		54,657
Net Asset Value per share		$12.39	(a)
Institutional: Net Assets	$751,118	$3,573,298		$490,889
Shares Issued and Outstanding	73,461	287,315		48,493
Net Asset Value per share	$10.22	$12.44		$10.12
R-1: Net Assets	$16,380	$53,082		$14,603
Shares Issued and Outstanding	1,632	4,313		1,467
Net Asset Value per share	$10.04	$12.31		$9.95
R-2: Net Assets	$17,174	$76,588		$9,549
Shares Issued and Outstanding	1,708	6,214		959
Net Asset Value per share	$10.06	$12.33		$9.96
R-3: Net Assets	$90,350	$230,818		$62,383
Shares Issued and Outstanding	8,964	18,663		6,236
Net Asset Value per share	$10.08	$12.37		$10.00
R-4: Net Assets	$51,138	$197,788		$40,305
Shares Issued and Outstanding	5,043	15,594		4,009
Net Asset Value per share	$10.14	$12.68		$10.05
R-5: Net Assets	$92,048	$346,730		$57,005
Shares Issued and Outstanding	9,048	27,930		5,653
Net Asset Value per share	$10.17	$12.41		$10.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2040 Fund		2045 Fund	2050 Fund
Investment in affiliated Funds--at cost	$2,948,840		$302,708	$1,278,527
Assets
Investment in affiliated Funds--at value	$3,205,617		$347,989	$1,392,558
Receivables:
Dividends and interest	553		62	228
Expense reimbursement from Manager	9		–	9
Expense reimbursement from Distributor	61		–	15
Fund shares sold	1,459		1,004	621
Total Assets	3,207,699		349,055	1,393,431
Liabilities
Accrued management and investment advisory fees	82		9	35
Accrued administrative service fees	30		6	13
Accrued distribution fees	216		13	69
Accrued service fees	117		22	51
Accrued transfer agent fees	106		–	44
Accrued directors' expenses	3		–	1
Accrued other expenses	20		2	8
Payables:
Fund shares redeemed	4,241		239	526
Total Liabilities	4,815		291	747
Net Assets Applicable to Outstanding Shares	$3,202,884		$348,764	$1,392,684
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,977,828		$297,954	$1,287,595
Accumulated undistributed (overdistributed) net investment income (loss)	2,692		198	870
Accumulated undistributed (overdistributed) net realized gain (loss)	(34,413)		5,331	(9,812)
Net unrealized appreciation (depreciation) of investments	256,777		45,281	114,031
Total Net Assets	$3,202,884		$348,764	$1,392,684
Capital Stock (par value: $.01 a share):
Shares authorized	1,050,000		400,000	825,000
Net Asset Value Per Share:
Class A: Net Assets	$54,432		N/A	$31,354
Shares Issued and Outstanding	4,382			2,590
Net Asset Value per share	$12.42			$12.11
Maximum Offering Price	$13.14			$12.81
Class B: Net Assets	$3,973		N/A	$1,258
Shares Issued and Outstanding	322			105
Net Asset Value per share	$12.34	(a)		$12.01	(a)
Class J: Net Assets	$361,253		N/A	$88,494
Shares Issued and Outstanding	28,899			7,493
Net Asset Value per share	$12.50	(a)		$11.81	(a)
Institutional: Net Assets	$2,235,924		$244,484	$1,031,138
Shares Issued and Outstanding	177,538		24,291	85,446
Net Asset Value per share	$12.59		$10.06	$12.07
R-1: Net Assets	$37,999		$9,027	$17,885
Shares Issued and Outstanding	3,055		919	1,500
Net Asset Value per share	$12.44		$9.82	$11.92
R-2: Net Assets	$47,947		$6,674	$21,922
Shares Issued and Outstanding	3,850		678	1,836
Net Asset Value per share	$12.45		$9.84	$11.94
R-3: Net Assets	$132,770		$30,592	$52,457
Shares Issued and Outstanding	10,663		3,094	4,389
Net Asset Value per share	$12.45		$9.89	$11.95
R-4: Net Assets	$123,706		$29,088	$57,975
Shares Issued and Outstanding	9,920		2,926	4,834
Net Asset Value per share	$12.47		$9.94	$11.99
R-5: Net Assets	$204,880		$28,899	$90,201
Shares Issued and Outstanding	16,339		2,900	7,501
Net Asset Value per share	$12.54		$9.97	$12.03

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

		Principal
	Principal LifeTime	LifeTime Strategic		Real Estate
Amounts in thousands, except per share amounts	2055 Fund	Income Fund		Securities Fund
Investment in securities--at cost	$–	$–		$1,058,330
Investment in affiliated Funds--at cost	$54,505	$730,393		$–
Assets
Investment in securities--at value	$–	$–		$1,469,306
Investment in affiliated Funds--at value	60,810	781,794		–
Cash	–	–		10
Receivables:
Dividends and interest	9	667		394
Expense reimbursement from Manager	–	5		2
Expense reimbursement from Distributor	–	12		24
Fund shares sold	391	132		3,476
Total Assets	61,210	782,610		1,473,212
Liabilities
Accrued management and investment advisory fees	1	20		1,041
Accrued administrative service fees	1	8		10
Accrued distribution fees	2	50		133
Accrued service fees	3	27		47
Accrued transfer agent fees	–	30		224
Accrued directors' expenses	–	1		1
Accrued other expenses	1	4		59
Payables:
Fund shares redeemed	16	1,267		3,114
Total Liabilities	24	1,407		4,629
Net Assets Applicable to Outstanding Shares	$61,186	$781,203		$1,468,583
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$54,217	$773,285		$1,108,001
Accumulated undistributed (overdistributed) net investment income (loss)	25	6,657		4,733
Accumulated undistributed (overdistributed) net realized gain (loss)	639	(50,140)		(55,127)
Net unrealized appreciation (depreciation) of investments	6,305	51,401		410,976
Total Net Assets	$61,186	$781,203		$1,468,583
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	750,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$29,464		$157,471
Shares Issued and Outstanding		2,541		8,060
Net Asset Value per share		$11.60		$19.54
Maximum Offering Price		$12.05		$20.68
Class B: Net Assets	N/A	$461		$5,862
Shares Issued and Outstanding		40		304
Net Asset Value per share		$11.49	(a)	$19.31	(a)
Class C: Net Assets	N/A	N/A		$21,622
Shares Issued and Outstanding				1,119
Net Asset Value per share				$19.33	(a)
Class J: Net Assets	N/A	$70,563		$143,101
Shares Issued and Outstanding		6,151		7,478
Net Asset Value per share		$11.47	(a)	$19.14	(a)
Class P: Net Assets	N/A	N/A		$22,975
Shares Issued and Outstanding				1,176
Net Asset Value per share				$19.53
Institutional: Net Assets	$47,528	$551,533		$897,798
Shares Issued and Outstanding	4,744	47,765		45,936
Net Asset Value per share	$10.02	$11.55		$19.54
R-1: Net Assets	$1,148	$10,740		$7,692
Shares Issued and Outstanding	117	937		397
Net Asset Value per share	$9.78	$11.46		$19.36
R-2: Net Assets	$715	$11,148		$15,354
Shares Issued and Outstanding	73	972		813
Net Asset Value per share	$9.81	$11.47		$18.87
R-3: Net Assets	$3,765	$39,193		$48,924
Shares Issued and Outstanding	382	3,433		2,548
Net Asset Value per share	$9.86	$11.42		$19.20
R-4: Net Assets	$3,511	$24,227		$40,509
Shares Issued and Outstanding	354	2,117		2,126
Net Asset Value per share	$9.91	$11.44		$19.05
R-5: Net Assets	$4,519	$43,874		$107,275
Shares Issued and Outstanding	455	3,809		5,622
Net Asset Value per share	$9.93	$11.52		$19.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts	Portfolio		Balanced Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$3,304,925		$1,101,219		$2,180,978
Assets
Investment in affiliated Funds--at value	$3,848,326		$1,229,643		$2,559,614
Receivables:
Dividends and interest	4,940		2,452		1,373
Expense reimbursement from Distributor	114		57		53
Fund shares sold	3,323		1,844		1,249
Total Assets	3,856,703		1,233,996		2,562,289
Liabilities
Accrued management and investment advisory fees	1,057		338		705
Accrued administrative service fees	7		3		4
Accrued distribution fees	1,254		398		877
Accrued service fees	34		12		19
Accrued transfer agent fees	795		189		673
Accrued directors' expenses	2		1		1
Accrued other expenses	48		19		35
Payables:
Fund shares redeemed	4,354		1,891		3,743
Total Liabilities	7,551		2,851		6,057
Net Assets Applicable to Outstanding Shares	$3,849,152		$1,231,145		$2,556,232
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,468,176		$1,108,008		$2,312,764
Accumulated undistributed (overdistributed) net investment income (loss)	2,344		1,947		9,241
Accumulated undistributed (overdistributed) net realized gain (loss)	(164,769)		(7,234)		(144,409)
Net unrealized appreciation (depreciation) of investments	543,401		128,424		378,636
Total Net Assets	$3,849,152		$1,231,145		$2,556,232
Capital Stock (par value: $.01 a share):
Shares authorized	1,825,000		1,625,000		1,825,000
Net Asset Value Per Share:
Class A: Net Assets	$1,675,088		$382,440		$1,174,694
Shares Issued and Outstanding	122,282		34,095		79,752
Net Asset Value per share	$13.70		$11.22		$14.73
Maximum Offering Price	$14.50		$11.87		$15.59
Class B: Net Assets	$173,375		$32,590		$132,576
Shares Issued and Outstanding	12,670		2,905		9,351
Net Asset Value per share	$13.68	(a)	$11.22	(a)	$14.18	(a)
Class C: Net Assets	$554,609		$179,925		$443,838
Shares Issued and Outstanding	40,917		16,171		31,818
Net Asset Value per share	$13.55	(a)	$11.13	(a)	$13.95	(a)
Class J: Net Assets	$675,382		$340,861		$313,149
Shares Issued and Outstanding	50,549		30,696		21,804
Net Asset Value per share	$13.36	(a)	$11.10	(a)	$14.36	(a)
Institutional: Net Assets	$612,372		$236,776		$401,459
Shares Issued and Outstanding	45,237		21,267		27,657
Net Asset Value per share	$13.54		$11.13		$14.52
R-1: Net Assets	$4,166		$3,753		$3,657
Shares Issued and Outstanding	308		338		256
Net Asset Value per share	$13.51		$11.10		$14.29
R-2: Net Assets	$9,131		$2,532		$5,916
Shares Issued and Outstanding	678		227		414
Net Asset Value per share	$13.48		$11.15		$14.29
R-3: Net Assets	$43,574		$22,210		$17,863
Shares Issued and Outstanding	3,227		1,998		1,245
Net Asset Value per share	$13.50		$11.12		$14.35
R-4: Net Assets	$31,774		$11,581		$15,442
Shares Issued and Outstanding	2,350		1,041		1,068
Net Asset Value per share	$13.52		$11.13		$14.46
R-5: Net Assets	$69,681		$18,477		$47,638
Shares Issued and Outstanding	5,153		1,660		3,301
Net Asset Value per share	$13.52		$11.13		$14.43

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	SAM Flexible		SAM Strategic		Short-Term
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio		Income Fund
Investment in securities--at cost	$–		$–		$1,472,741
Investment in affiliated Funds--at cost	$1,360,695		$1,318,383		$–
Assets
Investment in securities--at value	$–		$–		$1,508,626
Investment in affiliated Funds--at value	1,495,739		1,570,307		–
Cash	–		–		100
Receivables:
Dividends and interest	4,047		74		11,086
Expense reimbursement from Distributor	71		32		18
Fund shares sold	6,801		758		11,337
Investment securities sold	–		–		1
Prepaid directors' expenses	2		–		–
Prepaid expenses	1		–		–
Total Assets	1,506,661		1,571,171		1,531,168
Liabilities
Accrued management and investment advisory fees	410		433		540
Accrued administrative service fees	1		2		1
Accrued distribution fees	516		562		172
Accrued service fees	7		10		3
Accrued transfer agent fees	277		549		208
Accrued directors' expenses	–		1		2
Accrued other expenses	–		26		35
Payables:
Dividends payable	3,104		–		1,873
Fund shares redeemed	2,802		1,889		2,324
Variation margin on futures contracts	–		–		180
Total Liabilities	7,117		3,472		5,338
Net Assets Applicable to Outstanding Shares	$1,499,544		$1,567,699		$1,525,830
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,364,572		$1,447,906		$1,524,358
Accumulated undistributed (overdistributed) net investment income (loss)	1,275		7,373		1,229
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,347)		(139,504)		(35,470)
Net unrealized appreciation (depreciation) of investments	135,044		251,924		35,713
Total Net Assets	$1,499,544		$1,567,699		$1,525,830
Capital Stock (par value: $.01 a share):
Shares authorized	1,725,000		2,025,000		820,000
Net Asset Value Per Share:
Class A: Net Assets	$612,795		$767,482		$359,554
Shares Issued and Outstanding	51,098		47,582		29,276
Net Asset Value per share	$11.99		$16.13		$12.28
Maximum Offering Price	$12.46		$17.07		$12.56
Class B: Net Assets	$39,066		$97,162		N/A
Shares Issued and Outstanding	3,255		6,444
Net Asset Value per share	$12.00	(a)	$15.08	(a)
Class C: Net Assets	$224,627		$273,694		$99,524
Shares Issued and Outstanding	18,877		18,140		8,097
Net Asset Value per share	$11.90	(a)	$15.09	(a)	$12.29	(a)
Class J: Net Assets	$423,411		$185,076		$107,444
Shares Issued and Outstanding	35,541		11,748		8,751
Net Asset Value per share	$11.91	(a)	$15.75	(a)	$12.28	(a)
Class P: Net Assets	N/A		N/A		$41,798
Shares Issued and Outstanding					3,404
Net Asset Value per share					$12.28
Institutional: Net Assets	$168,309		$199,595		$897,254
Shares Issued and Outstanding	14,071		12,559		73,086
Net Asset Value per share	$11.96		$15.89		$12.28
R-1: Net Assets	$820		$2,904		$2,247
Shares Issued and Outstanding	69		185		183
Net Asset Value per share	$11.92		$15.65		$12.28
R-2: Net Assets	$1,767		$2,597		$1,194
Shares Issued and Outstanding	148		166		97
Net Asset Value per share	$11.94		$15.68		$12.28
R-3: Net Assets	$8,821		$13,780		$10,336
Shares Issued and Outstanding	739		876		842
Net Asset Value per share	$11.94		$15.72		$12.28
R-4: Net Assets	$6,962		$6,644		$3,106
Shares Issued and Outstanding	583		420		253
Net Asset Value per share	$11.95		$15.81		$12.28
R-5: Net Assets	$12,966		$18,765		$3,373
Shares Issued and Outstanding	1,086		1,189		275
Net Asset Value per share	$11.94		$15.78		$12.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	SmallCap		SmallCap		SmallCap
Amounts in thousands, except per share amounts	Blend Fund		Growth Fund I		Growth Fund II
Investment in securities--at cost	$324,500		$1,268,867		$131,942
Assets
Investment in securities--at value	$359,490		$1,402,724		$151,938
Cash	10		50		446
Deposits with counterparty	140		4,003		500
Receivables:
Dividends and interest	171		100		31
Expense reimbursement from Manager	19		26		5
Expense reimbursement from Distributor	25		4		3
Fund shares sold	98		418		58
Variation margin on futures contracts	15		471		36
Other assets	1		–		–
Total Assets	359,969		1,407,796		153,017
Liabilities
Accrued management and investment advisory fees	231		1,297		133
Accrued administrative service fees	1		2		1
Accrued distribution fees	99		14		9
Accrued service fees	5		12		3
Accrued transfer agent fees	267		29		14
Accrued directors' expenses	–		1		–
Accrued other expenses	49		28		15
Payables:
Fund shares redeemed	828		1,218		872
Total Liabilities	1,480		2,601		1,047
Net Assets Applicable to Outstanding Shares	$358,489		$1,405,195		$151,970
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$363,019		$1,197,400		$134,707
Accumulated undistributed (overdistributed) net investment income (loss)	560		(2,434)		(1,161)
Accumulated undistributed (overdistributed) net realized gain (loss)	(39,964)		78,759		(1,393)
Net unrealized appreciation (depreciation) of investments	34,874		131,470		19,817
Total Net Assets	$358,489		$1,405,195		$151,970
Capital Stock (par value: $.01 a share):
Shares authorized	625,000		620,000		320,000
Net Asset Value Per Share:
Class A: Net Assets	$130,282		N/A		N/A
Shares Issued and Outstanding	8,407
Net Asset Value per share	$15.50
Maximum Offering Price	$16.40
Class B: Net Assets	$4,378		N/A		N/A
Shares Issued and Outstanding	304
Net Asset Value per share	$14.41	(a)
Class C: Net Assets	$7,790		N/A		N/A
Shares Issued and Outstanding	523
Net Asset Value per share	$14.89	(a)
Class J: Net Assets	$148,772		$22,970		$18,055
Shares Issued and Outstanding	9,935		2,311		2,213
Net Asset Value per share	$14.97	(a)	$9.94	(a)	$8.16 (a)
Institutional: Net Assets	$45,620		$1,329,439		$120,222
Shares Issued and Outstanding	2,827		115,865		12,709
Net Asset Value per share	$16.14		$11.47		$9.46
R-1: Net Assets	$2,001		$2,531		$1,192
Shares Issued and Outstanding	132		238		136
Net Asset Value per share	$15.16		$10.63		$8.80
R-2: Net Assets	$2,852		$3,100		$2,448
Shares Issued and Outstanding	187		298		287
Net Asset Value per share	$15.21		$10.42		$8.52
R-3: Net Assets	$4,907		$11,606		$3,276
Shares Issued and Outstanding	316		1,087		372
Net Asset Value per share	$15.54		$10.68		$8.81
R-4: Net Assets	$2,944		$12,347		$2,833
Shares Issued and Outstanding	185		1,127		315
Net Asset Value per share	$15.87		$10.96		$8.99
R-5: Net Assets	$8,943		$23,202		$3,944
Shares Issued and Outstanding	556		2,076		431
Net Asset Value per share	$16.08		$11.18		$9.16

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	SmallCap S&P 600		SmallCap
Amounts in thousands, except per share amounts	Index Fund		Value Fund II
Investment in securities--at cost	$473,230		$1,038,934
Assets
Investment in securities--at value	$538,570		$1,101,610
Cash	10		64
Deposits with counterparty	556		2,700
Receivables:
Dividends and interest	251		404
Expense reimbursement from Manager	6		23
Expense reimbursement from Distributor	17		2
Fund shares sold	1,372		209
Variation margin on futures contracts	60		283
Total Assets	540,842		1,105,295
Liabilities
Accrued management and investment advisory fees	69		927
Accrued administrative service fees	10		2
Accrued distribution fees	61		9
Accrued service fees	51		10
Accrued transfer agent fees	67		17
Accrued directors' expenses	1		1
Accrued other expenses	31		32
Payables:
Fund shares redeemed	586		1,221
Total Liabilities	876		2,219
Net Assets Applicable to Outstanding Shares	$539,966		$1,103,076
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$501,113		$1,103,055
Accumulated undistributed (overdistributed) net investment income (loss)	3,509		6,138
Accumulated undistributed (overdistributed) net realized gain (loss)	(29,884)		(66,998)
Net unrealized appreciation (depreciation) of investments	65,228		60,881
Total Net Assets	$539,966		$1,103,076
Capital Stock (par value: $.01 a share):
Shares authorized	325,000		525,000
Net Asset Value Per Share:
Class J: Net Assets	$98,085		$11,655
Shares Issued and Outstanding	5,803		1,163
Net Asset Value per share	$16.90	(a)	$10.02	(a)
Institutional: Net Assets	$203,079		$1,046,022
Shares Issued and Outstanding	11,553		102,665
Net Asset Value per share	$17.58		$10.19
R-1: Net Assets	$9,183		$1,901
Shares Issued and Outstanding	529		196
Net Asset Value per share	$17.35		$9.69
R-2: Net Assets	$14,892		$5,677
Shares Issued and Outstanding	843		583
Net Asset Value per share	$17.67		$9.74
R-3: Net Assets	$58,655		$8,601
Shares Issued and Outstanding	3,292		866
Net Asset Value per share	$17.82		$9.93
R-4: Net Assets	$47,925		$9,258
Shares Issued and Outstanding	2,673		926
Net Asset Value per share	$17.93		$10.00
R-5: Net Assets	$108,147		$19,962
Shares Issued and Outstanding	6,009		1,980
Net Asset Value per share	$18.00		$10.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Bond & Mortgage	Core Plus	Diversified
Amounts in thousands	Securities Fund	Bond Fund I	International Fund
Net Investment Income (Loss)
Income:
Dividends	$40	$435	$105,200
Withholding tax	–	–	(10,067)
Interest	75,968	102,367	79
Total Income	76,008	102,802	95,212
Expenses:
Management and investment advisory fees	11,075	18,003	25,949
Distribution fees - Class A	326	N/A	589
Distribution fees - Class B	51	N/A	89
Distribution fees - Class C	79	N/A	100
Distribution fees - Class J	903	N/A	834
Distribution fees - R-1	39	12	30
Distribution fees - R-2	60	20	43
Distribution fees - R-3	102	60	143
Distribution fees - R-4	35	13	42
Administrative service fees - R-1	31	10	23
Administrative service fees - R-2	40	13	29
Administrative service fees - R-3	29	17	40
Administrative service fees - R-4	11	4	13
Administrative service fees - R-5	6	3	7
Registration fees - Class A	15	N/A	17
Registration fees - Class B	13	N/A	13
Registration fees - Class C	15	N/A	16
Registration fees - Class J	15	N/A	20
Registration fees - Class P	N/A	N/A	14
Registration fees - Institutional	18	47	167
Service fees - R-1	28	8	21
Service fees - R-2	50	17	36
Service fees - R-3	102	60	143
Service fees - R-4	88	32	105
Service fees - R-5	160	79	191
Shareholder meeting expense - Class A	16	N/A	43
Shareholder meeting expense - Class B	2	N/A	5
Shareholder meeting expense - Class C	1	N/A	2
Shareholder meeting expense - Class J	27	N/A	29
Shareholder meeting expense - Institutional	3	14	12
Shareholder reports - Class A	24	N/A	66
Shareholder reports - Class B	3	N/A	7
Shareholder reports - Class C	1	N/A	3
Shareholder reports - Class J	86	N/A	83
Shareholder reports - Institutional	–	18	20
Transfer agent fees - Class A	288	N/A	725
Transfer agent fees - Class B	30	N/A	74
Transfer agent fees - Class C	21	N/A	38
Transfer agent fees - Class J	326	N/A	351
Transfer agent fees - Class P	N/A	N/A	4
Transfer agent fees - Institutional	1	92	88
Custodian fees	32	113	409
Directors' expenses	37	68	44
Professional fees	20	23	123
Other expenses	24	171	31
Total Gross Expenses	14,233	18,897	30,831
Less: Reimbursement from Manager - Class A	129	N/A	–
Less: Reimbursement from Manager - Class B	43	N/A	46
Less: Reimbursement from Manager - Class C	20	N/A	39
Less: Reimbursement from Manager - Class J	40	N/A	–
Less: Reimbursement from Manager - Class P	N/A	N/A	17
Less: Reimbursement from Manager - Institutional	23	–	–
Less: Reimbursement from Distributor - Class J	384	N/A	355
Total Net Expenses	13,594	18,897	30,374
Net Investment Income (Loss)	62,414	83,905	64,838

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	38,961	48,357	(57,398)
Foreign currency transactions	130	(3,929)	(1,079)
Futures contracts	–	21,559	–
Options and swaptions	–	9,698	–
Short sales	–	(85)	–
Swap agreements	(6,141)	19,833	–
Change in unrealized appreciation/depreciation of:
Investments	66,946	101,783	202,871
Futures contracts	–	(9,117)	–
Options and swaptions	–	609	–
Short sales	–	(17)	–
Swap agreements	(1,507)	(4,648)	–
Translation of assets and liabilities in foreign currencies	(7)	12,515	(144)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	98,382	196,558	144,250
Net Increase (Decrease) in Net Assets Resulting from Operations	$160,796	$280,463	$209,088

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$144,924	$64,601	$21,210
Withholding tax	(3,641)	(1,109)	(1,006)
Interest	122	194,941	–
Total Income	141,405	258,433	20,204
Expenses:
Management and investment advisory fees	19,962	28,468	6,316
Distribution fees - Class A	1,671	3,518	38
Distribution fees - Class B	793	N/A	N/A
Distribution fees - Class C	1,067	10,484	34
Distribution fees - R-1	10	N/A	N/A
Distribution fees - R-2	16	N/A	N/A
Distribution fees - R-3	86	N/A	N/A
Distribution fees - R-4	21	N/A	N/A
Administrative service fees - R-1	8	N/A	N/A
Administrative service fees - R-2	10	N/A	N/A
Administrative service fees - R-3	24	N/A	N/A
Administrative service fees - R-4	6	N/A	N/A
Administrative service fees - R-5	6	N/A	N/A
Registration fees - Class A	15	164	16
Registration fees - Class B	11	N/A	N/A
Registration fees - Class C	15	106	15
Registration fees - Class P	20	83	15
Registration fees - Institutional	130	66	50
Service fees - R-1	7	N/A	N/A
Service fees - R-2	13	N/A	N/A
Service fees - R-3	86	N/A	N/A
Service fees - R-4	54	N/A	N/A
Service fees - R-5	141	N/A	N/A
Shareholder meeting expense - Class A	72	127	2
Shareholder meeting expense - Class B	19	N/A	N/A
Shareholder meeting expense - Class C	12	99	1
Shareholder meeting expense - Class P	2	56	1
Shareholder meeting expense - Institutional	7	20	9
Shareholder reports - Class A	100	139	4
Shareholder reports - Class B	23	N/A	N/A
Shareholder reports - Class C	17	94	1
Shareholder reports - Class P	9	142	10
Shareholder reports - Institutional	5	47	21
Transfer agent fees - Class A	1,137	1,240	40
Transfer agent fees - Class B	232	N/A	N/A
Transfer agent fees - Class C	153	1,128	15
Transfer agent fees - Class P	43	775	6
Transfer agent fees - Institutional	64	150	109
Custodian fees	27	94	43
Directors' expenses	76	90	14
Professional fees	19	45	20
Other expenses	48	247	3
Total Gross Expenses	26,237	47,382	6,783
Less: Reimbursement from Manager - Class A	–	–	18
Less: Reimbursement from Manager - Class C	–	–	21
Less: Reimbursement from Manager - Class P	–	–	23
Total Net Expenses	26,237	47,382	6,721
Net Investment Income (Loss)	115,168	211,051	13,483

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	46,086	47,035	23,301
Foreign currency transactions	–	835	1,374
Options and swaptions	–	5,239	–
Other investment companies	–	16	–
Change in unrealized appreciation/depreciation of:
Investments	333,703	276,836	93,673
Options and swaptions	–	4,960	–
Translation of assets and liabilities in foreign currencies	–	242	108
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	379,789	335,163	118,456
Net Increase (Decrease) in Net Assets Resulting from Operations	$494,957	$546,214	$131,939

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Government & High
Amounts in thousands	Quality Bond Fund	High Yield Fund	High Yield Fund I
Net Investment Income (Loss)
Income:
Dividends	$–	$2,994	$929
Withholding tax	–	(118)	(40)
Interest	63,750	276,879	98,967
Total Income	63,750	279,755	99,856
Expenses:
Management and investment advisory fees	9,009	18,370	8,532
Distribution fees - Class A	1,144	4,430	N/A
Distribution fees - Class B	137	464	N/A
Distribution fees - Class C	948	5,594	N/A
Distribution fees - Class J	623	N/A	N/A
Distribution fees - R-1	13	N/A	N/A
Distribution fees - R-2	20	N/A	N/A
Distribution fees - R-3	55	N/A	N/A
Distribution fees - R-4	11	N/A	N/A
Administrative service fees - R-1	11	N/A	N/A
Administrative service fees - R-2	13	N/A	N/A
Administrative service fees - R-3	15	N/A	N/A
Administrative service fees - R-4	3	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	28	54	N/A
Registration fees - Class B	12	13	N/A
Registration fees - Class C	18	27	N/A
Registration fees - Class J	27	N/A	N/A
Registration fees - Class P	17	82	N/A
Registration fees - Institutional	20	6	95
Service fees - R-1	9	N/A	N/A
Service fees - R-2	17	N/A	N/A
Service fees - R-3	54	N/A	N/A
Service fees - R-4	27	N/A	N/A
Service fees - R-5	47	N/A	N/A
Shareholder meeting expense - Class A	34	269	N/A
Shareholder meeting expense - Class B	3	10	N/A
Shareholder meeting expense - Class C	5	78	N/A
Shareholder meeting expense - Class J	16	N/A	N/A
Shareholder meeting expense - Class P	1	79	N/A
Shareholder meeting expense - Institutional	2	39	6
Shareholder reports - Class A	47	193	N/A
Shareholder reports - Class B	4	8	N/A
Shareholder reports - Class C	6	58	N/A
Shareholder reports - Class J	46	N/A	N/A
Shareholder reports - Class P	2	132	N/A
Shareholder reports - Institutional	1	68	8
Transfer agent fees - Class A	580	2,141	N/A
Transfer agent fees - Class B	46	76	N/A
Transfer agent fees - Class C	88	596	N/A
Transfer agent fees - Class J	286	N/A	N/A
Transfer agent fees - Class P	18	815	N/A
Transfer agent fees - Institutional	3	398	34
Custodian fees	10	14	33
Directors' expenses	35	87	22
Professional fees	27	23	19
Other expenses	21	63	18
Total Gross Expenses	13,561	34,187	8,767
Less: Reimbursement from Manager - Class B	45	–	N/A
Less: Reimbursement from Manager - Class J	47	N/A	N/A
Less: Reimbursement from Manager - Class P	6	99	N/A
Less: Reimbursement from Manager - Institutional	–	195	–
Less: Reimbursement from Manager - R-1	4	N/A	N/A
Less: Reimbursement from Manager - R-2	6	N/A	N/A
Less: Reimbursement from Manager - R-3	21	N/A	N/A
Less: Reimbursement from Manager - R-4	10	N/A	N/A
Less: Reimbursement from Manager - R-5	18	N/A	N/A
Less: Reimbursement from Distributor - Class A	458	–	N/A
Less: Reimbursement from Distributor - Class J	266	N/A	N/A
Total Net Expenses	12,680	33,893	8,767
Net Investment Income (Loss)	51,070	245,862	91,089

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,823	39,906	31,338
Foreign currency transactions	–	(8)	–
Swap agreements	–	(778)	–
Change in unrealized appreciation/depreciation of:
Investments	14,960	148,320	42,888
Swap agreements	–	(1,503)	–
Translation of assets and liabilities in foreign currencies	–	35	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	30,783	185,972	74,226
Net Increase (Decrease) in Net Assets Resulting from Operations	$81,853	$431,834	$165,315

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

			International
		Inflation	Emerging
Amounts in thousands	Income Fund	Protection Fund	Markets Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$ –	$46,114
Withholding tax	–	–	(4,868)
Interest	99,358	11,258	24
Total Income	99,358	11,258	41,270
Expenses:
Management and investment advisory fees	9,740	3,081	18,067
Distribution fees - Class A	745	72	278
Distribution fees - Class B	168	N/A	87
Distribution fees - Class C	729	76	123
Distribution fees - Class J	325	69	746
Distribution fees - R-1	2	5	20
Distribution fees - R-2	2	4	29
Distribution fees - R-3	31	14	96
Distribution fees - R-4	4	1	23
Administrative service fees - R-1	1	4	16
Administrative service fees - R-2	2	2	20
Administrative service fees - R-3	9	4	27
Administrative service fees - R-4	1	1	7
Administrative service fees - R-5	1	–	3
Registration fees - Class A	23	22	12
Registration fees - Class B	12	N/A	13
Registration fees - Class C	19	14	15
Registration fees - Class J	23	17	16
Registration fees - Class P	17	N/A	14
Registration fees - Institutional	46	32	31
Service fees - R-1	1	4	14
Service fees - R-2	2	3	25
Service fees - R-3	31	14	96
Service fees - R-4	11	3	58
Service fees - R-5	34	9	86
Shareholder meeting expense - Class A	21	3	23
Shareholder meeting expense - Class B	3	N/A	3
Shareholder meeting expense - Class C	6	1	3
Shareholder meeting expense - Class J	4	1	21
Shareholder meeting expense - Institutional	11	1	25
Shareholder reports - Class A	29	4	34
Shareholder reports - Class B	3	N/A	5
Shareholder reports - Class C	7	1	4
Shareholder reports - Class J	6	4	60
Shareholder reports - Class P	2	N/A	1
Shareholder reports - Institutional	17	–	54
Transfer agent fees - Class A	353	56	330
Transfer agent fees - Class B	36	N/A	54
Transfer agent fees - Class C	98	17	45
Transfer agent fees - Class J	184	80	287
Transfer agent fees - Class P	13	N/A	4
Transfer agent fees - Institutional	90	–	159
Custodian fees	6	5	637
Directors' expenses	37	15	28
Professional fees	20	19	50
Other expenses	19	10	28
Total Gross Expenses	12,944	3,668	21,777
Less: Reimbursement from Manager - Class A	–	11	–
Less: Reimbursement from Manager - Class B	–	N/A	27
Less: Reimbursement from Manager - Class C	–	14	–
Less: Reimbursement from Manager - Class J	–	27	–
Less: Reimbursement from Manager - Class P	8	N/A	17
Less: Reimbursement from Distributor - Class J	139	29	318
Total Net Expenses	12,797	3,587	21,415
Net Investment Income (Loss)	86,561	7,671	19,855

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(7,086)	51,862	(32,039)
Foreign currency transactions	35	20	(1,974)
Futures contracts	–	(3,159)	–
Swap agreements	–	(525)	–
Change in unrealized appreciation/depreciation of:
Investments	102,321	851	78,199
Futures contracts	–	906	–
Swap agreements	–	(426)	–
Translation of assets and liabilities in foreign currencies	1	51	(22)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	95,271	49,580	44,164
Net Increase (Decrease) in Net Assets Resulting from Operations	$181,832	$57,251	$64,019

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		LargeCap	LargeCap
Amounts in thousands	International Fund I	Blend Fund II	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$35,957	$21,483	$27,271
Withholding tax	(3,000)	(90)	(97)
Interest	28	36	133
Total Income	32,985	21,429	27,307
Expenses:
Management and investment advisory fees	10,770	7,586	14,960
Distribution fees - Class A	N/A	N/A	749
Distribution fees - Class B	N/A	N/A	104
Distribution fees - Class C	N/A	N/A	111
Distribution fees - Class J	N/A	434	204
Distribution fees - R-1	15	11	45
Distribution fees - R-2	14	23	26
Distribution fees - R-3	22	51	75
Distribution fees - R-4	9	14	18
Administrative service fees - R-1	12	9	36
Administrative service fees - R-2	9	15	17
Administrative service fees - R-3	6	15	21
Administrative service fees - R-4	3	4	5
Administrative service fees - R-5	1	2	13
Registration fees - Class A	N/A	N/A	11
Registration fees - Class B	N/A	N/A	13
Registration fees - Class C	N/A	N/A	15
Registration fees - Class J	N/A	14	15
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	16	45	10
Service fees - R-1	11	7	32
Service fees - R-2	12	19	21
Service fees - R-3	22	51	75
Service fees - R-4	22	36	45
Service fees - R-5	15	57	319
Shareholder meeting expense - Class A	N/A	N/A	64
Shareholder meeting expense - Class B	N/A	N/A	4
Shareholder meeting expense - Class C	N/A	N/A	2
Shareholder meeting expense - Class J	N/A	10	7
Shareholder meeting expense - Institutional	10	10	12
Shareholder reports - Class A	N/A	N/A	94
Shareholder reports - Class B	N/A	N/A	6
Shareholder reports - Class C	N/A	N/A	3
Shareholder reports - Class J	N/A	31	19
Shareholder reports - Institutional	19	19	50
Transfer agent fees - Class A	N/A	N/A	990
Transfer agent fees - Class B	N/A	N/A	62
Transfer agent fees - Class C	N/A	N/A	32
Transfer agent fees - Class J	N/A	127	96
Transfer agent fees - Class P	N/A	N/A	3
Transfer agent fees - Institutional	97	99	42
Custodian fees	313	25	5
Directors' expenses	22	20	40
Professional fees	65	15	17
Other expenses	19	15	27
Total Gross Expenses	11,504	8,764	18,530
Less: Reimbursement from Manager	293	185	–
Less: Reimbursement from Manager - Class B	N/A	N/A	21
Less: Reimbursement from Manager - Class P	N/A	N/A	16
Less: Reimbursement from Distributor - Class J	N/A	185	87
Total Net Expenses	11,211	8,394	18,406
Net Investment Income (Loss)	21,774	13,035	8,901

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(15,798)	29,361	207,390
Foreign currency transactions	(344)	–	–
Futures contracts	5,249	6,378	–
Change in unrealized appreciation/depreciation of:
Investments	58,576	91,922	38,897
Futures contracts	(3,178)	(2,358)	–
Translation of assets and liabilities in foreign currencies	(30)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	44,475	125,303	246,287
Net Increase (Decrease) in Net Assets Resulting from Operations	$66,249	$138,338	$255,188

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Growth Fund I	Growth Fund II	S&P 500 Index Fund
Net Investment Income (Loss)
Income:
Dividends	$36,483	$18,435	$55,407
Withholding tax	(153)	(29)	–
Interest	200	51	103
Total Income	36,530	18,457	55,510
Expenses:
Management and investment advisory fees	24,969	10,279	3,895
Distribution fees - Class A	N/A	N/A	241
Distribution fees - Class C	N/A	N/A	82
Distribution fees - Class J	303	127	1,532
Distribution fees - R-1	16	6	60
Distribution fees - R-2	36	11	112
Distribution fees - R-3	201	28	384
Distribution fees - R-4	46	8	122
Administrative service fees - R-1	13	5	48
Administrative service fees - R-2	24	7	74
Administrative service fees - R-3	56	8	107
Administrative service fees - R-4	14	2	37
Administrative service fees - R-5	15	2	24
Registration fees - Class A	N/A	N/A	14
Registration fees - Class C	N/A	N/A	13
Registration fees - Class J	17	17	15
Registration fees - Institutional	37	–	3
Service fees - R-1	11	4	43
Service fees - R-2	30	9	93
Service fees - R-3	201	28	384
Service fees - R-4	115	20	305
Service fees - R-5	391	46	590
Shareholder meeting expense - Class A	N/A	N/A	27
Shareholder meeting expense - Class C	N/A	N/A	1
Shareholder meeting expense - Class J	8	3	36
Shareholder meeting expense - Institutional	16	3	11
Shareholder reports - Class A	N/A	N/A	35
Shareholder reports - Class C	N/A	N/A	1
Shareholder reports - Class J	24	10	103
Shareholder reports - Institutional	25	2	20
Transfer agent fees - Class A	N/A	N/A	484
Transfer agent fees - Class C	N/A	N/A	20
Transfer agent fees - Class J	133	48	450
Transfer agent fees - Institutional	249	–	99
Custodian fees	37	1	12
Directors' expenses	68	16	50
Professional fees	17	15	17
Other expenses	44	18	57
Total Gross Expenses	27,116	10,723	9,601
Less: Reimbursement from Manager	651	164	–
Less: Reimbursement from Manager - Class C	N/A	N/A	23
Less: Reimbursement from Distributor - Class J	129	54	654
Total Net Expenses	26,336	10,505	8,924
Net Investment Income (Loss)	10,194	7,952	46,586

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	196,813	76,773	10,935
Foreign currency transactions	–	3	–
Futures contracts	23,353	11,631	15,462
Change in unrealized appreciation/depreciation of:
Investments	168,495	35,277	279,708
Futures contracts	(12,179)	(3,820)	(2,703)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	376,482	119,864	303,402
Net Increase (Decrease) in Net Assets Resulting from Operations	$386,676	$127,816	$349,988

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Value Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$39,281	$55,390	$27,194
Withholding tax	(14)	(49)	(227)
Interest	38	116	34
Total Income	39,305	55,457	27,001
Expenses:
Management and investment advisory fees	7,051	16,127	7,904
Distribution fees - Class A	407	N/A	N/A
Distribution fees - Class B	32	N/A	N/A
Distribution fees - Class C	20	N/A	N/A
Distribution fees - Class J	214	N/A	286
Distribution fees - R-1	4	14	9
Distribution fees - R-2	6	7	22
Distribution fees - R-3	7	8	32
Distribution fees - R-4	2	3	8
Administrative service fees - R-1	3	12	7
Administrative service fees - R-2	4	4	15
Administrative service fees - R-3	2	2	9
Administrative service fees - R-4	1	1	2
Administrative service fees - R-5	1	–	1
Registration fees - Class A	10	N/A	N/A
Registration fees - Class B	13	N/A	N/A
Registration fees - Class C	14	N/A	N/A
Registration fees - Class J	14	N/A	14
Registration fees - Institutional	50	(23)	(53)
Service fees - R-1	3	10	7
Service fees - R-2	5	6	18
Service fees - R-3	7	8	32
Service fees - R-4	5	8	19
Service fees - R-5	13	4	23
Shareholder meeting expense - Class A	26	N/A	N/A
Shareholder meeting expense - Class B	1	N/A	N/A
Shareholder meeting expense - Class J	7	N/A	15
Shareholder meeting expense - Institutional	11	4	5
Shareholder reports - Class A	39	N/A	N/A
Shareholder reports - Class B	2	N/A	N/A
Shareholder reports - Class J	20	N/A	30
Shareholder reports - Institutional	19	2	–
Transfer agent fees - Class A	431	N/A	N/A
Transfer agent fees - Class B	26	N/A	N/A
Transfer agent fees - Class C	12	N/A	N/A
Transfer agent fees - Class J	103	N/A	114
Transfer agent fees - Institutional	97	–	1
Custodian fees	7	17	20
Directors' expenses	25	27	20
Professional fees	15	16	15
Other expenses	14	19	21
Total Gross Expenses	8,743	16,276	8,596
Less: Reimbursement from Manager	–	293	120
Less: Reimbursement from Manager - Class B	25	N/A	N/A
Less: Reimbursement from Manager - Class C	21	N/A	N/A
Less: Reimbursement from Distributor - Class J	92	N/A	122
Total Net Expenses	8,605	15,983	8,354
Net Investment Income (Loss)	30,700	39,474	18,647

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	76,156	102,451	42,229
Futures contracts	5,560	18,834	9,469
Change in unrealized appreciation/depreciation of:
Investments	174,605	124,775	57,607
Futures contracts	(2,140)	(5,038)	(1,231)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	254,181	241,022	108,074
Net Increase (Decrease) in Net Assets Resulting from Operations	$284,881	$280,496	$126,721

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		MidCap	MidCap
Amounts in thousands	MidCap Blend Fund	Growth Fund	Growth Fund III
Net Investment Income (Loss)
Income:
Dividends	$38,661	$741	$14,933
Withholding tax	(335)	(4)	(1)
Interest	59	2	65
Total Income	38,385	739	14,997
Expenses:
Management and investment advisory fees	16,227	721	14,232
Distribution fees - Class A	2,228	N/A	N/A
Distribution fees - Class B	239	N/A	N/A
Distribution fees - Class C	768	N/A	N/A
Distribution fees - Class J	951	109	144
Distribution fees - R-1	14	5	16
Distribution fees - R-2	46	9	22
Distribution fees - R-3	107	14	71
Distribution fees - R-4	66	5	32
Administrative service fees - R-1	11	4	13
Administrative service fees - R-2	31	6	15
Administrative service fees - R-3	30	4	20
Administrative service fees - R-4	20	1	9
Administrative service fees - R-5	6	3	4
Registration fees - Class A	42	N/A	N/A
Registration fees - Class B	12	N/A	N/A
Registration fees - Class C	21	N/A	N/A
Registration fees - Class J	24	20	14
Registration fees - Class P	35	N/A	N/A
Registration fees - Institutional	51	19	14
Service fees - R-1	10	4	11
Service fees - R-2	38	7	19
Service fees - R-3	107	15	71
Service fees - R-4	164	12	79
Service fees - R-5	154	63	91
Shareholder meeting expense - Class A	87	N/A	N/A
Shareholder meeting expense - Class B	7	N/A	N/A
Shareholder meeting expense - Class C	7	N/A	N/A
Shareholder meeting expense - Class J	23	4	4
Shareholder meeting expense - Class P	50	N/A	N/A
Shareholder meeting expense - Institutional	10	1	3
Shareholder reports - Class A	126	N/A	N/A
Shareholder reports - Class B	10	N/A	N/A
Shareholder reports - Class C	10	N/A	N/A
Shareholder reports - Class J	65	11	13
Shareholder reports - Class P	113	N/A	N/A
Shareholder reports - Institutional	22	4	–
Transfer agent fees - Class A	1,597	N/A	N/A
Transfer agent fees - Class B	107	N/A	N/A
Transfer agent fees - Class C	115	N/A	N/A
Transfer agent fees - Class J	349	49	60
Transfer agent fees - Class P	367	N/A	N/A
Transfer agent fees - Institutional	211	25	1
Custodian fees	24	8	21
Directors' expenses	61	5	29
Professional fees	17	14	15
Other expenses	36	4	25
Total Gross Expenses	24,816	1,146	15,048
Less: Reimbursement from Manager	–	–	324
Less: Reimbursement from Manager - Class B	24	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	39	–
Less: Reimbursement from Distributor - Class J	407	46	61
Total Net Expenses	24,385	1,061	14,663
Net Investment Income (Loss)	14,000	(322)	334

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	62,358	5,661	66,850
Foreign currency transactions	2	–	–
Futures contracts	–	–	4,344
Change in unrealized appreciation/depreciation of:
Investments	340,473	1,237	(35,094)
Futures contracts	–	–	(1,680)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	402,833	6,898	34,420
Net Increase (Decrease) in Net Assets Resulting from Operations	$416,833	$6,576	$34,754

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	MidCap	MidCap	MidCap
Amounts in thousands	S&P 400 Index Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$7,135	$31,925	$2,166
Interest	18	72	5
Total Income	7,153	31,997	2,171
Expenses:
Management and investment advisory fees	780	15,124	600
Distribution fees - Class J	211	237	365
Distribution fees - R-1	34	22	1
Distribution fees - R-2	56	46	3
Distribution fees - R-3	204	88	4
Distribution fees - R-4	49	29	1
Administrative service fees - R-1	27	17	1
Administrative service fees - R-2	38	30	2
Administrative service fees - R-3	57	25	1
Administrative service fees - R-4	14	9	–
Administrative service fees - R-5	10	5	1
Registration fees - Class J	15	16	13
Registration fees - Institutional	29	16	15
Service fees - R-1	24	16	1
Service fees - R-2	47	38	2
Service fees - R-3	204	88	4
Service fees - R-4	121	73	3
Service fees - R-5	253	123	16
Shareholder meeting expense - Class J	5	9	11
Shareholder meeting expense - Institutional	12	13	–
Shareholder reports - Class J	15	26	33
Shareholder reports - Institutional	23	23	–
Transfer agent fees - Class J	76	100	124
Transfer agent fees - Institutional	98	123	1
Custodian fees	18	31	17
Directors' expenses	14	32	4
Professional fees	14	17	14
Other expenses	14	24	2
Total Gross Expenses	2,462	16,400	1,239
Less: Reimbursement from Manager	–	309	13
Less: Reimbursement from Manager - Institutional	80	–	16
Less: Reimbursement from Distributor - Class J	90	101	155
Total Net Expenses	2,292	15,990	1,055
Net Investment Income (Loss)	4,861	16,007	1,116

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,869	114,140	4,959
Futures contracts	2,736	8,176	567
Change in unrealized appreciation/depreciation of:
Investments	34,260	54,005	6,312
Futures contracts	(291)	(3,198)	(338)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	52,574	173,123	11,500
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,435	$189,130	$12,616

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Money		Principal Capital
Amounts in thousands	Market Fund(a)	Overseas Fund(b)	Appreciation Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$59,254	$32,444
Withholding tax	–	(5,636)	(206)
Interest	3,486	55	61
Total Income	3,486	53,673	32,299
Expenses:
Management and investment advisory fees	4,804	15,787	8,319
Distribution fees - Class A	N/A	N/A	1,480
Distribution fees - Class B	171	N/A	476
Distribution fees - Class C	206	N/A	243
Distribution fees - Class J	741	N/A	N/A
Distribution fees - R-1	12	–	6
Distribution fees - R-2	24	–	6
Distribution fees - R-3	45	–	23
Distribution fees - R-4	9	–	8
Administrative service fees - R-1	9	–	5
Administrative service fees - R-2	16	–	4
Administrative service fees - R-3	13	–	6
Administrative service fees - R-4	3	–	2
Administrative service fees - R-5	3	–	2
Registration fees - Class A	40	N/A	36
Registration fees - Class B	12	N/A	16
Registration fees - Class C	18	N/A	18
Registration fees - Class J	27	N/A	N/A
Registration fees - Class P	N/A	N/A	16
Registration fees - Institutional	70	70	52
Service fees - R-1	8	–	4
Service fees - R-2	20	–	5
Service fees - R-3	46	–	23
Service fees - R-4	23	–	21
Service fees - R-5	85	–	44
Shareholder meeting expense	–	–	11
Shareholder meeting expense - Class A	78	N/A	73
Shareholder meeting expense - Class B	3	N/A	14
Shareholder meeting expense - Class C	2	N/A	4
Shareholder meeting expense - Class J	32	N/A	N/A
Shareholder meeting expense - Class P	N/A	N/A	1
Shareholder meeting expense - Institutional	1	10	2
Shareholder reports - Class A	51	N/A	94
Shareholder reports - Class B	4	N/A	16
Shareholder reports - Class C	2	N/A	5
Shareholder reports - Class J	134	N/A	N/A
Shareholder reports - Class P	N/A	N/A	4
Shareholder reports - Institutional	12	16	3
Transfer agent fees - Class A	727	N/A	1,153
Transfer agent fees - Class B	40	N/A	184
Transfer agent fees - Class C	35	N/A	58
Transfer agent fees - Class J	456	N/A	N/A
Transfer agent fees - Class P	N/A	N/A	16
Transfer agent fees - Institutional	13	88	11
Custodian fees	7	260	11
Directors' expenses	36	23	36
Professional fees	19	49	17
Other expenses	25	16	20
Total Gross Expenses	8,082	16,319	12,548
Less: Reimbursement from Manager	–	438	–
Less: Reimbursement from Manager - Class A	1,458	N/A	–
Less: Reimbursement from Manager - Class B	207	N/A	–
Less: Reimbursement from Manager - Class C	81	N/A	4
Less: Reimbursement from Manager - Class J	1,730	N/A	N/A
Less: Reimbursement from Manager - Class P	N/A	N/A	14
Less: Reimbursement from Manager - Institutional	472	–	–
Less: Reimbursement from Manager - R-1	22	–	–
Less: Reimbursement from Manager - R-2	44	–	–
Less: Reimbursement from Manager - R-3	79	–	–
Less: Reimbursement from Manager - R-4	36	–	–
Less: Reimbursement from Manager - R-5	127	–	–
Less: Reimbursement from Distributor - Class B	43	N/A	–
Less: Reimbursement from Distributor - Class C	206	N/A	–
Less: Reimbursement from Distributor - R-1	12	–	–
Less: Reimbursement from Distributor - R-2	24	–	–
Less: Reimbursement from Distributor - R-3	46	–	–
Less: Reimbursement from Distributor - R-4	9	–	–
Total Net Expenses	3,486	15,881	12,530
Net Investment Income (Loss)	–	37,792	19,769
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	4	(12,935)	30,709
Foreign currency transactions	–	1,015	–
Futures contracts	–	8,383	–
Change in unrealized appreciation/depreciation of:
Investments	–	100,302	143,648
Futures contracts	–	(4,956)	–
Translation of assets and liabilities in foreign currencies	–	(929)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	4	90,880	174,357
Net Increase (Decrease) in Net Assets Resulting from Operations	$4	$128,672	$194,126

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.
(b)	Effective February 29, 2012, International Value Fund I changed its name to Overseas Fund.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2015 Fund	2020 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$36,717	$14,543	$110,286
Total Income	36,717	14,543	110,286
Expenses:
Management and investment advisory fees	504	214	1,588
Distribution fees - Class A	91	N/A	231
Distribution fees - Class B	N/A	N/A	69
Distribution fees - Class J	933	N/A	2,763
Distribution fees - R-1	74	56	214
Distribution fees - R-2	84	38	235
Distribution fees - R-3	196	149	614
Distribution fees - R-4	75	54	226
Administrative service fees - R-1	59	45	171
Administrative service fees - R-2	56	25	156
Administrative service fees - R-3	55	42	172
Administrative service fees - R-4	23	16	68
Administrative service fees - R-5	11	5	35
Registration fees - Class A	13	N/A	17
Registration fees - Class B	N/A	N/A	13
Registration fees - Class J	22	N/A	34
Registration fees - Institutional	15	24	36
Service fees - R-1	53	40	153
Service fees - R-2	70	32	195
Service fees - R-3	196	149	614
Service fees - R-4	187	134	566
Service fees - R-5	279	127	881
Shareholder meeting expense - Class A	1	N/A	4
Shareholder meeting expense - Class B	N/A	N/A	1
Shareholder meeting expense - Class J	6	N/A	19
Shareholder meeting expense - Institutional	2	1	7
Shareholder reports - Class A	2	N/A	5
Shareholder reports - Class B	N/A	N/A	1
Shareholder reports - Class J	16	N/A	54
Transfer agent fees - Class A	59	N/A	148
Transfer agent fees - Class B	N/A	N/A	16
Transfer agent fees - Class J	115	N/A	383
Transfer agent fees - Institutional	6	1	21
Directors' expenses	44	20	134
Professional fees	13	11	17
Other expenses	23	9	69
Total Gross Expenses	3,283	1,192	9,930
Less: Reimbursement from Manager - Class A	29	N/A	58
Less: Reimbursement from Manager - Class B	N/A	N/A	22
Less: Reimbursement from Distributor - Class J	398	N/A	1,181
Total Net Expenses	2,856	1,192	8,669
Net Investment Income (Loss)	33,861	13,351	101,617

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated Funds	43,846	13,404	50,356
Capital gain distribution received from affiliated Funds	7,803	3,950	34,744
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	65,148	35,853	345,434
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	116,797	53,207	430,534
Net Increase (Decrease) in Net Assets Resulting from Operations	$150,658	$66,558	$532,151

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2025 Fund	2030 Fund	2035 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$17,517	$100,969	$10,545
Total Income	17,517	100,969	10,545
Expenses:
Management and investment advisory fees	262	1,466	172
Distribution fees - Class A	N/A	191	N/A
Distribution fees - Class B	N/A	63	N/A
Distribution fees - Class J	N/A	2,789	N/A
Distribution fees - R-1	56	183	49
Distribution fees - R-2	46	236	24
Distribution fees - R-3	195	547	136
Distribution fees - R-4	51	204	36
Administrative service fees - R-1	45	147	39
Administrative service fees - R-2	31	157	16
Administrative service fees - R-3	55	153	38
Administrative service fees - R-4	15	61	11
Administrative service fees - R-5	7	32	5
Registration fees - Class A	N/A	17	N/A
Registration fees - Class B	N/A	14	N/A
Registration fees - Class J	N/A	46	N/A
Registration fees - Institutional	28	44	24
Service fees - R-1	40	131	35
Service fees - R-2	38	196	20
Service fees - R-3	195	547	136
Service fees - R-4	129	510	90
Service fees - R-5	182	798	114
Shareholder meeting expense - Class A	N/A	6	N/A
Shareholder meeting expense - Class B	N/A	1	N/A
Shareholder meeting expense - Class J	N/A	25	N/A
Shareholder meeting expense - Institutional	1	6	1
Shareholder reports - Class A	N/A	6	N/A
Shareholder reports - Class B	N/A	1	N/A
Shareholder reports - Class J	N/A	73	N/A
Transfer agent fees - Class A	N/A	152	N/A
Transfer agent fees - Class B	N/A	18	N/A
Transfer agent fees - Class J	N/A	515	N/A
Transfer agent fees - Institutional	1	7	1
Directors' expenses	24	124	16
Professional fees	12	16	11
Other expenses	11	64	7
Total Gross Expenses	1,424	9,546	981
Less: Reimbursement from Manager - Class A	N/A	84	N/A
Less: Reimbursement from Manager - Class B	N/A	25	N/A
Less: Reimbursement from Distributor - Class J	N/A	1,193	N/A
Total Net Expenses	1,424	8,244	981
Net Investment Income (Loss)	16,093	92,725	9,564

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated Funds	16,282	21,814	8,398
Capital gain distribution received from affiliated Funds	5,566	34,945	3,901
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	49,950	347,718	37,057
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	71,798	404,477	49,356
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,891	$497,202	$58,920

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2040 Fund	2045 Fund	2050 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$55,416	$4,903	$22,119
Total Income	55,416	4,903	22,119
Expenses:
Management and investment advisory fees	885	87	378
Distribution fees - Class A	124	N/A	72
Distribution fees - Class B	46	N/A	14
Distribution fees - Class J	1,450	N/A	349
Distribution fees - R-1	128	29	58
Distribution fees - R-2	141	15	63
Distribution fees - R-3	321	77	127
Distribution fees - R-4	119	22	52
Administrative service fees - R-1	102	24	47
Administrative service fees - R-2	94	10	42
Administrative service fees - R-3	90	22	35
Administrative service fees - R-4	36	6	16
Administrative service fees - R-5	19	2	8
Registration fees - Class A	16	N/A	15
Registration fees - Class B	14	N/A	15
Registration fees - Class J	31	N/A	18
Registration fees - Institutional	35	18	25
Service fees - R-1	92	21	41
Service fees - R-2	117	13	53
Service fees - R-3	321	77	127
Service fees - R-4	298	54	131
Service fees - R-5	471	58	198
Shareholder meeting expense - Class A	5	N/A	4
Shareholder meeting expense - Class B	1	N/A	–
Shareholder meeting expense - Class J	17	N/A	6
Shareholder meeting expense - Institutional	4	–	2
Shareholder reports - Class A	5	N/A	4
Shareholder reports - Class B	1	N/A	–
Shareholder reports - Class J	52	N/A	17
Transfer agent fees - Class A	115	N/A	92
Transfer agent fees - Class B	15	N/A	10
Transfer agent fees - Class J	409	N/A	170
Transfer agent fees - Institutional	3	1	2
Directors' expenses	75	9	33
Professional fees	14	11	12
Other expenses	38	4	16
Total Gross Expenses	5,704	560	2,252
Less: Reimbursement from Manager - Class A	80	N/A	78
Less: Reimbursement from Manager - Class B	24	N/A	24
Less: Reimbursement from Distributor - Class J	621	N/A	149
Total Net Expenses	4,979	560	2,001
Net Investment Income (Loss)	50,437	4,343	20,118

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated Funds	17,170	3,406	8,033
Capital gain distribution received from affiliated Funds	21,893	1,986	9,524
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	217,440	20,235	94,926
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	256,503	25,627	112,483
Net Increase (Decrease) in Net Assets Resulting from Operations	$306,940	$29,970	$132,601

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		Principal
	Principal LifeTime	LifeTime Strategic	Real Estate
Amounts in thousands	2055 Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$730	$16,887	$–
Dividends	–	–	38,148
Interest	–	–	25
Total Income	730	16,887	38,173
Expenses:
Management and investment advisory fees	14	220	13,331
Distribution fees - Class A	N/A	68	370
Distribution fees - Class B	N/A	6	75
Distribution fees - Class C	N/A	N/A	196
Distribution fees - Class J	N/A	299	630
Distribution fees - R-1	4	38	26
Distribution fees - R-2	2	35	44
Distribution fees - R-3	7	89	113
Distribution fees - R-4	3	28	38
Administrative service fees - R-1	3	31	21
Administrative service fees - R-2	1	23	29
Administrative service fees - R-3	2	25	32
Administrative service fees - R-4	1	8	11
Administrative service fees - R-5	–	4	11
Registration fees - Class A	N/A	15	24
Registration fees - Class B	N/A	15	14
Registration fees - Class C	N/A	N/A	22
Registration fees - Class J	N/A	17	18
Registration fees - Class P	N/A	N/A	18
Registration fees - Institutional	13	16	25
Service fees - R-1	3	28	19
Service fees - R-2	1	29	36
Service fees - R-3	7	89	114
Service fees - R-4	7	69	94
Service fees - R-5	8	101	264
Shareholder meeting expense - Class A	N/A	1	22
Shareholder meeting expense - Class B	N/A	–	3
Shareholder meeting expense - Class C	N/A	N/A	2
Shareholder meeting expense - Class J	N/A	2	21
Shareholder meeting expense - Class P	N/A	N/A	1
Shareholder meeting expense - Institutional	–	1	20
Shareholder reports - Class A	N/A	1	31
Shareholder reports - Class B	N/A	–	4
Shareholder reports - Class C	N/A	N/A	4
Shareholder reports - Class J	N/A	7	69
Shareholder reports - Class P	N/A	N/A	4
Shareholder reports - Institutional	–	–	51
Transfer agent fees - Class A	N/A	50	334
Transfer agent fees - Class B	N/A	8	43
Transfer agent fees - Class C	N/A	N/A	44
Transfer agent fees - Class J	N/A	60	262
Transfer agent fees - Class P	N/A	N/A	18
Transfer agent fees - Institutional	1	2	198
Custodian fees	–	–	3
Directors' expenses	3	20	35
Professional fees	12	13	17
Other expenses	1	10	26
Total Gross Expenses	93	1,428	16,787
Less: Reimbursement from Manager - Class A	N/A	33	–
Less: Reimbursement from Manager - Class B	N/A	22	35
Less: Reimbursement from Manager - Class C	N/A	N/A	1
Less: Reimbursement from Manager - Class P	N/A	N/A	1
Less: Reimbursement from Manager - Institutional	8	–	–
Less: Reimbursement from Distributor - Class J	N/A	127	269
Total Net Expenses	85	1,246	16,481
Net Investment Income (Loss)	645	15,641	21,692

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	255,235
Investment transactions in affiliated Funds	390	5,875	–
Capital gain distribution received from affiliated Funds	308	2,155	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(60,814)
Investments in affiliated Funds	3,419	35,282	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	4,117	43,312	194,421
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,762	$58,953	$216,113

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	SAM	SAM Conservative	SAM Conservative
Amounts in thousands	Balanced Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$91,623	$32,925	$47,519
Total Income	91,623	32,925	47,519
Expenses:
Management and investment advisory fees	11,547	3,484	7,813
Distribution fees - Class A	4,064	900	2,889
Distribution fees - Class B	2,243	413	1,714
Distribution fees - Class C	5,491	1,726	4,482
Distribution fees - Class J	2,700	1,305	1,242
Distribution fees - R-1	17	12	12
Distribution fees - R-2	25	8	19
Distribution fees - R-3	83	45	37
Distribution fees - R-4	27	9	14
Administrative service fees - R-1	13	10	10
Administrative service fees - R-2	17	5	13
Administrative service fees - R-3	23	12	10
Administrative service fees - R-4	8	3	4
Administrative service fees - R-5	6	2	4
Registration fees - Class A	19	29	12
Registration fees - Class B	–	11	2
Registration fees - Class C	13	12	10
Registration fees - Class J	40	44	33
Registration fees - Institutional	25	19	21
Service fees - R-1	12	9	9
Service fees - R-2	21	6	16
Service fees - R-3	83	45	37
Service fees - R-4	68	22	36
Service fees - R-5	137	38	96
Shareholder meeting expense - Class A	107	21	85
Shareholder meeting expense - Class B	30	5	24
Shareholder meeting expense - Class C	34	10	35
Shareholder meeting expense - Class J	15	6	8
Shareholder meeting expense - Institutional	1	–	–
Shareholder reports - Class A	122	23	96
Shareholder reports - Class B	32	5	23
Shareholder reports - Class C	38	11	39
Shareholder reports - Class J	47	17	21
Shareholder reports - Institutional	2	–	–
Transfer agent fees - Class A	1,665	350	1,346
Transfer agent fees - Class B	402	70	315
Transfer agent fees - Class C	501	155	501
Transfer agent fees - Class J	425	215	246
Transfer agent fees - Institutional	1	1	1
Directors' expenses	88	28	60
Professional fees	150	13	13
Other expenses	45	16	35
Total Gross Expenses	30,387	9,115	21,383
Less: Reimbursement from Distributor - Class J	1,156	560	532
Total Net Expenses	29,231	8,555	20,851
Net Investment Income (Loss)	62,392	24,370	26,668

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated Funds	17,606	2,454	11,881
Capital gain distribution received from affiliated Funds	22,233	4,886	19,588
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	235,002	62,217	185,154
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	274,841	69,557	216,623
Net Increase (Decrease) in Net Assets Resulting from Operations	$337,233	$93,927	$243,291

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$48,386	$22,652	$–
Interest	–	–	33,657
Total Income	48,386	22,652	33,657
Expenses:
Management and investment advisory fees	4,250	4,889	5,589
Distribution fees - Class A	1,409	1,882	481
Distribution fees - Class B	500	1,245	N/A
Distribution fees - Class C	2,048	2,760	929
Distribution fees - Class J	1,558	770	390
Distribution fees - R-1	3	10	5
Distribution fees - R-2	5	9	2
Distribution fees - R-3	19	28	10
Distribution fees - R-4	6	6	2
Administrative service fees - R-1	2	8	4
Administrative service fees - R-2	3	6	2
Administrative service fees - R-3	5	8	3
Administrative service fees - R-4	2	2	1
Administrative service fees - R-5	1	1	–
Registration fees - Class A	33	14	31
Registration fees - Class B	7	5	N/A
Registration fees - Class C	18	12	17
Registration fees - Class J	40	28	22
Registration fees - Class P	N/A	N/A	19
Registration fees - Institutional	17	18	48
Service fees - R-1	2	8	4
Service fees - R-2	4	7	2
Service fees - R-3	19	28	10
Service fees - R-4	15	15	6
Service fees - R-5	24	39	7
Shareholder meeting expense - Class A	33	71	32
Shareholder meeting expense - Class B	7	19	N/A
Shareholder meeting expense - Class C	12	26	7
Shareholder meeting expense - Class J	7	6	7
Shareholder meeting expense - Class P	N/A	N/A	1
Shareholder meeting expense - Institutional	–	–	10
Shareholder reports - Class A	34	80	41
Shareholder reports - Class B	–	20	N/A
Shareholder reports - Class C	9	29	8
Shareholder reports - Class J	17	18	11
Shareholder reports - Class P	N/A	N/A	4
Shareholder reports - Institutional	2	–	25
Transfer agent fees - Class A	491	1,121	503
Transfer agent fees - Class B	83	269	N/A
Transfer agent fees - Class C	178	382	103
Transfer agent fees - Class J	285	167	174
Transfer agent fees - Class P	N/A	N/A	37
Transfer agent fees - Institutional	5	1	131
Custodian fees	–	–	7
Directors' expenses	32	38	30
Professional fees	13	152	19
Other expenses	16	19	17
Total Gross Expenses	11,214	14,216	8,751
Less: Reimbursement from Manager - R-3	–	–	1
Less: Reimbursement from Distributor - Class J	669	330	167
Total Net Expenses	10,545	13,886	8,583
Net Investment Income (Loss)	37,841	8,766	25,074

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	9,033
Investment transactions in affiliated Funds	10,456	7,371	–
Futures contracts	–	–	(2,271)
Capital gain distribution received from affiliated Funds	5,059	13,718	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	27,310
Investments in affiliated Funds	60,190	126,504	–
Futures contracts	–	–	(222)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	75,705	147,593	33,850
Net Increase (Decrease) in Net Assets Resulting from Operations	$113,546	$156,359	$58,924

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	SmallCap	SmallCap	SmallCap
Amounts in thousands	Blend Fund	Growth Fund I	Growth Fund II
Net Investment Income (Loss)
Income:
Dividends	$4,658	$5,773	$537
Withholding tax	–	(3)	(1)
Interest	12	93	9
Total Income	4,670	5,863	545
Expenses:
Management and investment advisory fees	2,423	14,679	1,709
Distribution fees - Class A	289	N/A	N/A
Distribution fees - Class B	48	N/A	N/A
Distribution fees - Class C	64	N/A	N/A
Distribution fees - Class J	595	102	83
Distribution fees - R-1	6	9	4
Distribution fees - R-2	8	9	9
Distribution fees - R-3	9	30	12
Distribution fees - R-4	3	11	4
Administrative service fees - R-1	4	7	3
Administrative service fees - R-2	5	6	6
Administrative service fees - R-3	3	9	3
Administrative service fees - R-4	1	3	1
Administrative service fees - R-5	1	2	1
Registration fees - Class A	9	N/A	N/A
Registration fees - Class B	11	N/A	N/A
Registration fees - Class C	12	N/A	N/A
Registration fees - Class J	12	18	15
Registration fees - Institutional	11	53	3
Service fees - R-1	4	6	3
Service fees - R-2	6	8	7
Service fees - R-3	10	30	12
Service fees - R-4	8	27	10
Service fees - R-5	19	60	17
Shareholder meeting expense - Class A	33	N/A	N/A
Shareholder meeting expense - Class B	3	N/A	N/A
Shareholder meeting expense - Class C	2	N/A	N/A
Shareholder meeting expense - Class J	29	2	4
Shareholder meeting expense - Institutional	1	9	–
Shareholder reports - Class A	35	N/A	N/A
Shareholder reports - Class B	3	N/A	N/A
Shareholder reports - Class C	1	N/A	N/A
Shareholder reports - Class J	55	7	12
Shareholder reports - Institutional	1	17	–
Transfer agent fees - Class A	427	N/A	N/A
Transfer agent fees - Class B	40	N/A	N/A
Transfer agent fees - Class C	28	N/A	N/A
Transfer agent fees - Class J	257	42	56
Transfer agent fees - Institutional	–	75	1
Custodian fees	6	47	22
Directors' expenses	10	25	4
Professional fees	13	15	13
Other expenses	5	16	5
Total Gross Expenses	4,510	15,324	2,019
Less: Reimbursement from Manager	–	298	34
Less: Reimbursement from Manager - Class A	88	N/A	N/A
Less: Reimbursement from Manager - Class B	31	N/A	N/A
Less: Reimbursement from Manager - Class C	21	N/A	N/A
Less: Reimbursement from Manager - Class J	–	–	29
Less: Reimbursement from Manager - Institutional	1	–	–
Less: Reimbursement from Distributor - Class J	258	43	35
Total Net Expenses	4,111	14,983	1,921
Net Investment Income (Loss)	559	(9,120)	(1,376)

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	30,497	89,887	25,140
Futures contracts	530	14,172	857
Change in unrealized appreciation/depreciation of:
Investments	(6,421)	60,245	(4,591)
Futures contracts	(290)	(7,390)	(612)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	24,316	156,914	20,794
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,875	$147,794	$19,418

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

SmallCap		SmallCap
Amounts in thousands	S&P 600 Index Fund	Value Fund II
Net Investment Income (Loss)
Income:
Dividends	$6,699	$18,984
Withholding tax	–	(11)
Interest	18	58
Total Income	6,717	19,031
Expenses:
Management and investment advisory fees	760	10,387
Distribution fees - Class J	433	50
Distribution fees - R-1	31	7
Distribution fees - R-2	46	17
Distribution fees - R-3	135	28
Distribution fees - R-4	48	11
Administrative service fees - R-1	25	6
Administrative service fees - R-2	30	11
Administrative service fees - R-3	38	8
Administrative service fees - R-4	14	3
Administrative service fees - R-5	11	2
Registration fees - Class J	19	15
Registration fees - Institutional	29	34
Service fees - R-1	22	5
Service fees - R-2	38	14
Service fees - R-3	135	28
Service fees - R-4	119	29
Service fees - R-5	267	38
Shareholder meeting expense - Class J	13	2
Shareholder meeting expense - Institutional	10	6
Shareholder reports - Class J	36	5
Shareholder reports - Institutional	20	10
Transfer agent fees - Class J	184	30
Transfer agent fees - Institutional	100	44
Custodian fees	17	64
Directors' expenses	14	20
Professional fees	14	18
Other expenses	14	13
Total Gross Expenses	2,622	10,905
Less: Reimbursement from Manager	–	252
Less: Reimbursement from Manager - Institutional	90	–
Less: Reimbursement from Distributor - Class J	185	21
Total Net Expenses	2,347	10,632
Net Investment Income (Loss)	4,370	8,399

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, Short sales and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,897	43,346
Futures contracts	3,135	11,480
Change in unrealized appreciation/depreciation of:
Investments	38,017	70,353
Futures contracts	(654)	(3,961)
Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options
and Swaptions, Swap agreements, Short sales, and Foreign currencies	56,395	121,218
Net Increase (Decrease) in Net Assets Resulting from Operations	$60,765	$129,617

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Bond & Mortgage Securities Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$	62,414		$74,168
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												32,950		(28,343)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												65,432		41,041
		Net Increase (Decrease) in Net Assets Resulting from Operations									160,796			86,866

Dividends and Distributions to Shareholders
From net investment income											(69,911)			(75,766)
From tax return of capital												–		(1,891)
						Total Dividends and Distributions					(69,911)			(77,657)

Capital Share Transactions
Net increase (decrease) in capital share transactions											262,149			9,766
					Total increase (decrease) in net assets						353,034			18,975

Net Assets
Beginning of period											1,995,025			1,976,050
End of period (including undistributed net investment income as set forth below)											$2,348,059			$1,995,025
Undistributed (overdistributed) net investment income (loss)											$	1,743		$341

	Class A Class B		Class C		Class J Institutional			R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,037	$289	$3,819		$20,746	$350,832		$2,710		$4,280	$12,203	$9,198	$19,215
Reinvested	3,712	118	152		5,829	54,760		285		538	1,170	1,051	2,020
Redeemed	(30,269)	(3,516)	(2,558)		(37,101)	(124,410)		(2,988)		(6,845)	(17,284)	(7,097)	(16,747)
Net Increase (Decrease)	$(8,520)	$(3,109)	$1,413	$(10,526)		$281,182		$7		$(2,027)	$(3,911)	$3,152	$4,488
Shares:
Sold	1,668	26	352		1,905	32,174		250		398	1,133	840	1,769
Reinvested	342	11	14		534	5,042		26		50	108	96	187
Redeemed	(2,787)	(324)	(236)		(3,411)	(11,491)		(277)		(638)	(1,600)	(646)	(1,558)
Net Increase (Decrease)	(777)	(287)	130		(972)	25,725		(1)		(190)	(359)	290	398
Year Ended October 31, 2011
Dollars:
Sold	$14,352	$406	$2,717		$24,839	$98,868		$2,967		$4,013	$10,921	$7,112	$27,390
Reinvested	4,522	244	151		7,270	58,806		339		777	1,448	1,260	2,479
Redeemed	(23,624)	(4,520)	(1,760)		(39,243)	(124,693)		(2,862)		(12,963)	(13,108)	(12,157)	(26,185)
Net Increase (Decrease)	$(4,750)	$(3,870)	$1,108		$(7,134)	$32,981		$444		$(8,173)	$(739)	$(3,785)	$3,684
Shares:
Sold	1,360	38	258		2,341	9,382		282		385	1,047	667	2,602
Reinvested	429	23	14		687	5,589		32		74	138	118	236
Redeemed	(2,247)	(428)	(168)		(3,708)	(11,886)		(272)		(1,250)	(1,254)	(1,146)	(2,498)
Net Increase (Decrease)	(458)	(367)	104		(680)	3,085		42		(791)	(69)	(361)	340

Distributions:
Year Ended October 31, 2012
From net investment
income	$(3,915)	$(122)	$(170)		$(5,876)	$(54,764)		$(285)		$(538 $)	(1,170)	$(1,051)	$(2,020)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–	–
Total Dividends and
Distributions	$(3,915)	$(122)	$(170)		$(5,876)	$(54,764)		$(285)		$(538)	$(1,170)	$(1,051)	$(2,020)
Year Ended October 31, 2011
From net investment
income	$(4,674)	$(247)	$(166)		$(7,150)	$(57,379)		$(331)		$(758)	$(1,413)	$(1,229)	$(2,419)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–	–
From tax return of capital	(117)	(6)	(4)		(179)	(1,432)		(8)		(19)	(35)	(31)	(60)
Total Dividends and
Distributions	$(4,791)	$(253)	$(170	$)	(7,329)	$(58,811	$)	(339	$)	(777)	$(1,448)	$(1,260)	$(2,479)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Core Plus Bond Fund I
							Year Ended	Year Ended
							October 31, 2012	October 31, 2011
Operations
Net investment income (loss)							$83,905	$82,166
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions							96,482	(7,959)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies							100,076	(59,875)
		Net Increase (Decrease) in Net Assets Resulting from Operations					280,463	14,332

Dividends and Distributions to Shareholders
From net investment income							(86,907)	(45,779)
From net realized gain on investments							–	(104,497)
					Total Dividends and Distributions		(86,907)	(150,276)

Capital Share Transactions
Net increase (decrease) in capital share transactions							227,549	246,263
				Total increase (decrease) in net assets			421,105	110,319

Net Assets
Beginning of period							3,054,884	2,944,565
End of period (including undistributed net investment income as set forth below)							$3,475,989	$3,054,884
Undistributed (overdistributed) net investment income (loss)							$74,188	$72,769

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$498,665	$1,101	$2,464	$7,954	$7,247	$13,930
Reinvested	84,985	73	191	540	309	809
Redeemed	(358,811)	(981)	(5,430)	(11,963)	(5,451)	(8,083)
Net Increase (Decrease)	$224,839	$193	$(2,775)	$(3,469)	$2,105	$6,656
Shares:
Sold	44,372	98	220	707	643	1,230
Reinvested	7,869	7	18	50	29	75
Redeemed	(31,935)	(88)	(489)	(1,045)	(482)	(718)
Net Increase (Decrease)	20,306	17	(251)	(288)	190	587
Year Ended October 31, 2011
Dollars:
Sold	$472,538	$1,557	$3,023	$7,185	$6,242	$9,236
Reinvested	146,673	159	394	1,198	404	1,448
Redeemed	(372,933)	(1,810)	(3,552)	(9,643)	(3,491)	(12,365)
Net Increase (Decrease)	$246,278	$(94)	$(135)	$(1,260)	$3,155	$(1,681)
Shares:
Sold	42,653	142	275	649	566	834
Reinvested	13,483	15	37	111	37	133
Redeemed	(33,701)	(166)	(321)	(879)	(316)	(1,108)
Net Increase (Decrease)	22,435	(9)	(9)	(119)	287	(141)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(84,985)	$(73)	$(191)	$(540)	$(309)	$(809)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$(84,985)	$(73)	$(191)	$(540)	$(309)	$(809)
Year Ended October 31, 2011
From net investment
income	$(44,792)	$(35)	$(101)	$(313)	$(118)	$(420)
From net realized gain on
investments	(101,881)	(124)	(293)	(885)	(286)	(1,028)
Total Dividends and
Distributions	$(146,673)	$(159)	$(394)	$(1,198)	$(404)	$(1,448)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Diversified International Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$64,838	$	35,421
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										(58,477)		107,754
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										202,727		(187,980)
		Net Increase (Decrease) in Net Assets Resulting from Operations								209,088		(44,805)

Dividends and Distributions to Shareholders
From net investment income										(40,930)		(23,568)
						Total Dividends and Distributions				(40,930)		(23,568)

Capital Share Transactions
Net increase (decrease) in capital share transactions										523,110		1,052,828
					Total increase (decrease) in net assets					691,268		984,455

Net Assets
Beginning of period										2,776,210		1,791,755
End of period (including undistributed net investment income as set forth below)										$3,467,478		$2,776,210
Undistributed (overdistributed) net investment income (loss)											$53,569	$	28,781

	Class A	Class B	Class C		Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$15,515	$95	$1,137		$14,863	$531	$669,504	$1,416		$1,715	$5,539	$9,085	$15,124
Reinvested	2,261	–	30		2,207	7	33,918	58		114	610	504	997
Redeemed	(41,438)	(5,067)	(2,413)		(36,307)	(433)	(108,901)	(2,445)		(4,198)	(17,155)	(13,531)	(20,232)
Net Increase (Decrease)	$(23,662)	$(4,972)	$(1,246)		$(19,237)	$105	$594,521	$(971)		$(2,369)	$(11,006)	$(3,942)	$(4,111)
Shares:
Sold	1,659	10	120		1,610	58	71,312	152		184	597	957	1,574
Reinvested	255	–	3		251	1	3,846	7		13	69	56	112
Redeemed	(4,407)	(538)	(254)		(3,903)	(47)	(11,703)	(259)		(451)	(1,813)	(1,436)	(2,123)
Net Increase (Decrease)	(2,493)	(528)	(131)		(2,042)	12	63,455	(100)		(254)	(1,147)	(423)	(437)
Year Ended October 31, 2011
Dollars:
Sold	$20,687	$117	$1,897		$19,528	$973	$297,570	$1,347		$1,962	$8,963	$8,246	$22,836
Issued in acquisitions	7,826	–	528		34,227	–	862,088	967		2,158	7,084	2,497	4,631
Reinvested	2,137	–	36		1,649	–	16,574	54		126	614	516	1,072
Redeemed	(47,238)	(6,809)	(3,120)		(34,510)	(203)	(117,152)	(3,060)		(8,044)	(20,060)	(14,615)	(21,271)
Net Increase (Decrease)	$(16,588)	$(6,692)	$(659	) $	20,894	$770	$1,059,080	$(692	) $	(3,798)	$(3,399 $)	(3,356)	$7,268
Shares:
Sold	2,069	11	187		1,956	96	29,689	133		195	889	804	2,247
Issued in acquisitions	844	–	57		3,726	–	93,064	105		235	768	267	496
Reinvested	210	–	4		164	–	1,638	5		13	61	50	105
Redeemed	(4,686)	(679)	(312)		(3,468)	(21)	(11,716)	(302)		(801)	(2,052)	(1,465)	(2,097)
Net Increase (Decrease)	(1,563)	(668)	(64)		2,378	75	112,675	(59)		(358)	(334)	(344)	751

Distributions:
Year Ended October 31, 2012
From net investment
income	$(2,464)	$–	$(32	) $	(2,209)	$(10)	$(33,932)	$(58	) $	(114)	$(610)	$(504)	$(997)
From net realized gain on
investments	–	–	–		–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$(2,464)	$–	$(32	) $	(2,209)	$(10)	$(33,932)	$(58	) $	(114)	$(610)	$(504)	$(997)
Year Ended October 31, 2011
From net investment
income	$(2,327)	$–	$(39	) $	(1,651)	$–	$(17,169)	$(54	) $	(126)	$(614)	$(516)	$(1,072)
From net realized gain on
investments	–	–	–		–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$(2,327)	$–	$(39	) $	(1,651)	$–	$(17,169)	$(54	) $	(126)	$(614)	$(516)	$(1,072)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Equity Income Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$115,168	$100,915
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											46,086	(4,299)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											333,703	117,522
			Net Increase (Decrease) in Net Assets Resulting from Operations								494,957	214,138

Dividends and Distributions to Shareholders
From net investment income											(110,312)	(96,794)
							Total Dividends and Distributions				(110,312)	(96,794)

Capital Share Transactions
Net increase (decrease) in capital share transactions											430,203	625,518
							Total increase (decrease) in net assets				814,848	742,862

Net Assets
Beginning of period											3,423,855	2,680,993
End of period (including undistributed net investment income as set forth below)											$4,238,703	$3,423,855
Undistributed (overdistributed) net investment income (loss)										$	16,693	$19,926

	Class A		Class B	Class C		Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$178,756		$747		$18,610	$23,176	$712,100	$1,033	$4,522	$24,923	$23,100	$80,091
Reinvested	16,059		1,214		1,597	815	84,593	59	115	830	578	1,551
Redeemed	(159,848)		(29,982)		(19,209)	(10,260)	(502,280)	(1,078)	(1,087)	(7,422)	(5,207)	(7,893)
Net Increase (Decrease)	$34,967	$(28,021		) $	998	$13,731	$294,413	$14	$3,550	$18,331	$18,471	$73,749
Shares:
Sold	9,532		41		1,011	1,231	37,792	57	239	1,337	1,247	4,237
Reinvested	854		66		87	43	4,491	3	6	44	31	82
Redeemed	(8,520)		(1,620)		(1,049)	(549)	(26,657)	(58)	(58)	(394)	(275)	(415)
Net Increase (Decrease)	1,866		(1,513)		49	725	15,626	2	187	987	1,003	3,904
Year Ended October 31, 2011
Dollars:
Sold	$142,531		$1,320		$19,466	$36,421	$876,457	$2,637	$3,895	$20,819	$12,147	$23,934
Reinvested	14,854		1,585		1,609	333	74,552	43	41	415	154	517
Redeemed	(197,249)		(36,807)		(26,478)	(3,044)	(335,894)	(541)	(993)	(2,293)	(1,944)	(2,969)
Net Increase (Decrease)	$(39,864)		$(33,902)		$(5,403)	$33,710	$615,115	$2,139	$2,943	$18,941	$10,357	$21,482
Shares:
Sold	8,072		76		1,128	2,004	50,462	150	220	1,179	685	1,366
Reinvested	854		92		94	19	4,278	2	2	24	9	30
Redeemed	(11,143)		(2,097)		(1,536)	(179)	(18,975)	(32)	(55)	(133)	(111)	(168)
Net Increase (Decrease)	(2,217)		(1,929)		(314)	1,844	35,765	120	167	1,070	583	1,228

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,935	) $	(1,262	) $	(1,997)	$(1,116)	$(85,867)	$(59)	$(117)	$(830)	$(578)	$(1,551)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,935)		$(1,262	) $	(1,997)	$(1,116)	$(85,867)	$(59)	$(117)	$(830)	$(578)	$(1,551)
Year Ended October 31, 2011
From net investment
income	$(16,471)		$(1,774)		$(2,028)	$(476)	$(74,875)	$(43)	$(41)	$(415)	$(154)	$(517)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,471)		$(1,774	) $	(2,028)	$(476)	$(74,875)	$(43)	$(41)	$(415)	$(154)	$(517)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2012	October 31, 2011
Operations
Net investment income (loss)					$211,051	$130,044
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions					53,125	6,000
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies					282,038	(100,438)
		Net Increase (Decrease) in Net Assets Resulting from Operations			546,214	35,606

Dividends and Distributions to Shareholders
From net investment income					(200,495)	(116,847)
From net realized gain on investments					(8,978)	(12,050)
				Total Dividends and Distributions	(209,473)	(128,897)

Capital Share Transactions
Net increase (decrease) in capital share transactions					2,396,931	1,640,152
				Total increase (decrease) in net assets	2,733,672	1,546,861

Net Assets
Beginning of period					2,698,269	1,151,408
End of period (including undistributed net investment income as set forth below)					$5,431,941	$2,698,269
Undistributed (overdistributed) net investment income (loss)					$25,163	$15,715

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$1,164,173	$810,397	$806,777	$218,850
Reinvested	67,743	34,729	22,603	35,702
Redeemed	(334,017)	(129,606)	(188,882)	(111,538)
Net Increase (Decrease)	$897,899	$715,520	$640,498	$143,014
Shares:
Sold	85,762	59,888	59,768	16,215
Reinvested	5,024	2,587	1,678	2,665
Redeemed	(24,830)	(9,668)	(14,091)	(8,378)
Net Increase (Decrease)	65,956	52,807	47,355	10,502
Year Ended October 31, 2011
Dollars:
Sold	$1,002,450	$504,968	$519,521	$399,001
Reinvested	40,617	17,377	5,011	29,347
Redeemed	(645,363)	(67,547)	(85,239)	(79,991)
Net Increase (Decrease)	$397,704	$454,798	$439,293	$348,357
Shares:
Sold	74,684	37,798	38,697	29,840
Reinvested	3,055	1,315	382	2,213
Redeemed	(48,160)	(5,137)	(6,639)	(6,074)
Net Increase (Decrease)	29,579	33,976	32,440	25,979

Distributions:
Year Ended October 31, 2012
From net investment
income	$(75,263)	$(48,417)	$(40,590)	$(36,225)
From net realized gain
on investments	(3,275)	(2,416)	(1,535)	(1,752)
Total Dividends and
Distributions	$(78,538)	$(50,833)	$(42,125)	$(37,977)
Year Ended October 31, 2011
From net investment
income	$(51,742)	$(26,171)	$(10,575)	$(28,359)
From net realized gain
on investments	(5,886)	(2,875)	(17)	(3,272)
Total Dividends and
Distributions	$(57,628)	$(29,046)	$(10,592)	$(31,631)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Real Estate Securities Fund
								Year Ended	Year Ended
								October 31, 2012	October 31, 2011
Operations
Net investment income (loss)								$13,483	$3,006
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions								24,675	(2,825)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies								93,781	(8,308)
			Net Increase (Decrease) in Net Assets Resulting from Operations					131,939	(8,127)

Dividends and Distributions to Shareholders
From net investment income								(13,934)	(3,381)
From net realized gain on investments								–	(584)
							Total Dividends and Distributions	(13,934)	(3,965)

Capital Share Transactions
Net increase (decrease) in capital share transactions								726,781	259,814
							Total increase (decrease) in net assets	844,786	247,722

Net Assets
Beginning of period								265,922	18,200
End of period (including undistributed net investment income as set forth below)								$1,110,708	$265,922
Undistributed (overdistributed) net investment income (loss)								$3,868	$515

	Class A		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$11,092		$2,402		$4,099		$731,824
Reinvested	249		31		42		13,488
Redeemed	(6,077)		(812)		(1,236)		(28,321)
Net Increase (Decrease)	$5,264		$1,621		$2,905		$716,991
Shares:
Sold	1,503		330		529		97,742
Reinvested	36		5		6		1,781
Redeemed	(875)		(118)		(167)		(3,623)
Net Increase (Decrease)	664		217		368		95,900
Year Ended October 31, 2011
Dollars:
Sold	$11,378		$1,911		$11,961		$261,504
Reinvested	242		13		34		3,598
Redeemed	(15,094)		(391)		(8,620)		(6,722)
Net Increase (Decrease)	$(3,474	) $	1,533		$3,375		$258,380
Shares:
Sold	1,643		278		1,596		35,196
Reinvested	36		2		5		513
Redeemed	(2,125)		(58)		(1,123)		(895)
Net Increase (Decrease)	(446)		222		478		34,814

Distributions:
Year Ended October 31, 2012
From net investment
income	$(295	) $	(49	) $	(100	) $	(13,490)
From net realized gain on
investments	–		–		–		–
Total Dividends and
Distributions	$(295	) $	(49	) $	(100	) $	(13,490)
Year Ended October 31, 2011
From net investment
income	$(189	) $	(16	) $	(54	) $	(3,122)
From net realized gain on
investments	(98)		(9)		–		(477)
Total Dividends and
Distributions	$(287	) $	(25	) $	(54	) $	(3,599)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Government & High Quality
Amounts in thousands											Bond Fund
									Year Ended				Year Ended
									October 31, 2012				October 31, 2011
Operations
Net investment income (loss)									$		51,070		$	57,524
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											15,823			26,052
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											14,960		(22,304)
		Net Increase (Decrease) in Net Assets Resulting from Operations									81,853			61,272

Dividends and Distributions to Shareholders
From net investment income									(64,963)				(64,498)
						Total Dividends and Distributions			(64,963)				(64,498)

Capital Share Transactions
Net increase (decrease) in capital share transactions									168,304					56,325
					Total increase (decrease) in net assets				185,194					53,099

Net Assets
Beginning of period									1,736,535				1,683,436
End of period (including undistributed net investment income as set forth below)									$1,921,729				$1,736,535
Undistributed (overdistributed) net investment income (loss)									$		(2,613)		$	(1,142)

	Class A	Class B Class C		Class J		Class P	Institutional	R-1	R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$178,032	$1,264	$53,391	$54,872		$16,971	$70,668	$1,421	$2,942		$9,261		$4,775	$8,162
Reinvested	14,858	347	2,319	4,528		472	38,788	115	212		716		375	682
Redeemed	(105,274)	(8,435)	(24,196)	(27,910)		(12,824)	(95,387)	(1,368)	(4,026)		(9,063)		(3,447)	(4,937)
Net Increase (Decrease)	$87,616	$(6,824)	$31,514	$31,490		$4,619	$14,069	$168	$(872	) $	914		$1,703	$3,907
Shares:
Sold	15,720	111	4,720	4,840		1,497	6,228	126	260		819		422	720
Reinvested	1,312	31	205	399		42	3,424	10	19		63		33	60
Redeemed	(9,304)	(747)	(2,141)	(2,463)		(1,130)	(8,427)	(121)	(356)		(800)		(305)	(436)
Net Increase (Decrease)	7,728	(605)	2,784	2,776		409	1,225	15	(77)		82		150	344
Year Ended October 31, 2011
Dollars:
Sold	$132,359	$2,064	$34,975	$35,855		$14,927	$118,698	$1,622	$2,009		$9,138		$4,119	$7,592
Reinvested	13,096	638	1,814	3,961		129	40,564	121	253		667		280	583
Redeemed	(145,568)	(21,697)	(30,378)	(28,609)		(2,135)	(118,159)	(2,672)	(2,961)		(9,022)		(2,464)	(5,474)
Net Increase (Decrease)	$(113) $	(18,995)	$6,411	$11,207		$12,921	$41,103	$(929)	$(699	) $	783		$1,935	$2,701
Shares:
Sold	11,838	183	3,130	3,205		1,332	10,659	145	179		820		370	678
Reinvested	1,175	57	163	355		11	3,639	11	23		60		25	52
Redeemed	(13,094)	(1,954)	(2,738)	(2,566)		(190)	(10,557)	(241)	(266)		(813)		(222)	(491)
Net Increase (Decrease)	(81)	(1,714)	555	994		1,153	3,741	(85)	(64)		67		173	239

Distributions:
Year Ended October 31, 2012
From net investment
income	$(15,994)	$(372)	$(2,524)	$(4,570	) $	(593)	$(38,799)	$(115)	$(212	) $	(727	) $	(375)	$(682)
From net realized gain on
investments	–	–	–	–		–	–	–	–		–		–	–
Total Dividends and
Distributions	$(15,994)	$(372)	$(2,524)	$(4,570	) $	(593)	$(38,799)	$(115)	$(212	) $	(727	) $	(375)	$(682)
Year Ended October 31, 2011
From net investment
income	$(14,949)	$(728)	$(2,151)	$(4,007)		$(158)	$(40,592)	$(121)	$(253)		$(676)		$(280)	$(583)
From net realized gain on
investments	–	–	–	–		–	–	–	–		–		–	–
Total Dividends and
Distributions	$(14,949)	$(728)	$(2,151)	$(4,007	) $	(15)8	$(40,592)	$(121)	$(253	) $	(676	) $	(280)	$(583)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2012	October 31, 2011
Operations
Net investment income (loss)						$245,862	$250,737
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions						39,120	119,894
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies						146,852	(237,813)
		Net Increase (Decrease) in Net Assets Resulting from Operations				431,834	132,818

Dividends and Distributions to Shareholders
From net investment income						(253,332)	(260,039)
From net realized gain on investments						(114,420)	(61,641)
					Total Dividends and Distributions	(367,752)	(321,680)

Capital Share Transactions
Net increase (decrease) in capital share transactions						280,531	78,264
					Total increase (decrease) in net assets	344,613	(110,598)

Net Assets
Beginning of period						3,429,033	3,539,631
End of period (including undistributed net investment income as set forth below)						$3,773,646	$3,429,033
Undistributed (overdistributed) net investment income (loss)						$182	$1,023

	Class A	Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$832,997	$1,182	$140,525	$254,208	$340,318
Reinvested	160,240	3,635	40,543	39,306	67,187
Redeemed	(858,267)	(15,967)	(113,711)	(170,543)	(441,122)
Net Increase (Decrease)	$134,970	$(11,150)	$67,357	$122,971	$(33,617)
Shares:
Sold	109,398	155	18,284	33,299	45,040
Reinvested	21,254	481	5,345	5,205	9,001
Redeemed	(112,931)	(2,088)	(14,790)	(22,324)	(58,421)
Net Increase (Decrease)	17,721	(1,452)	8,839	16,180	(4,380)
Year Ended October 31, 2011
Dollars:
Sold	$1,008,112	$1,944	$151,506	$536,960	$386,472
Reinvested	149,904	3,755	29,914	12,145	63,743
Redeemed	(1,401,685)	(21,909)	(123,815)	(76,314)	(642,468)
Net Increase (Decrease)	$(243,669)	$(16,210)	$57,605	$472,791	$(192,253)
Shares:
Sold	127,073	241	18,898	66,542	49,380
Reinvested	18,829	471	3,748	1,559	8,106
Redeemed	(174,865)	(2,735)	(15,487)	(9,858)	(80,194)
Net Increase (Decrease)	(28,963)	(2,023)	7,159	58,243	(22,708)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(125,066)	$(2,890)	$(35,054)	$(37,474)	$(52,848)
From net realized gain
on investments	(57,241)	(1,706)	(17,710)	(15,505)	(22,258)
Total Dividends and
Distributions	$(182,307)	$(4,596)	$(52,764)	$(52,979)	$(75,106)
Year Ended October 31, 2011
From net investment
income	$(145,645)	$(4,505)	$(36,223)	$(15,475)	$(58,191)
From net realized gain
on investments	(37,627)	(1,320)	(9,180)	(21)	(13,493)
Total Dividends and
Distributions	$(183,272)	$(5,825)	$(45,403)	$(15,496)	$(71,684)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		High Yield Fund I
		Year Ended	Year Ended
		October 31, 2012	October 31, 2011
Operations
Net investment income (loss)		$91,089	$107,759
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions		31,338	33,418
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies		42,888	(90,984)
	Net Increase (Decrease) in Net Assets Resulting from Operations	165,315	50,193

Dividends and Distributions to Shareholders
From net investment income		(109,881)	(95,937)
From net realized gain on investments		(32,592)	(16,442)
	Total Dividends and Distributions	(142,473)	(112,379)

Capital Share Transactions
Net increase (decrease) in capital share transactions		(466,461)	418,532
	Total increase (decrease) in net assets	(443,619)	356,346

Net Assets
Beginning of period		1,633,132	1,276,786
End of period (including undistributed net investment income as set forth below)		$1,189,513	$1,633,132
Undistributed (overdistributed) net investment income (loss)		$67,300	$87,120

	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$375,435
Reinvested	141,967
Redeemed	(983,863)
Net Increase (Decrease)	$(466,461)
Shares:
Sold	34,718
Reinvested	13,946
Redeemed	(91,866)
Net Increase (Decrease)	(43,202)
Year Ended October 31, 2011
Dollars:
Sold	$526,651
Reinvested	111,845
Redeemed	(219,964)
Net Increase (Decrease)	$418,532
Shares:
Sold	47,526
Reinvested	10,412
Redeemed	(19,843)
Net Increase (Decrease)	38,095

Distributions:
Year Ended October 31, 2012
From net investment
income	$(109,881)
From net realized gain on
investments	(32,592)
Total Dividends and
Distributions	$(142,473)
Year Ended October 31, 2011
From net investment
income	$(95,937)
From net realized gain on
investments	(16,442)
Total Dividends and
Distributions	$(112,379)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Income Fund
Year Ended	Year Ended
October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$	86,561	$	72,780
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions	(7,051)	(8,599)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies	102,322	(764)
Net Increase (Decrease) in Net Assets Resulting from Operations	181,832	63,417

Dividends and Distributions to Shareholders
From net investment income	(90,963)	(77,381)
From tax return of capital	–	(136)
Total Dividends and Distributions	(90,963)	(77,517)

Capital Share Transactions
Net increase (decrease) in capital share transactions	660,209	275,878
Total increase (decrease) in net assets	751,078	261,778

Net Assets
Beginning of period	1,598,859	1,337,081
End of period (including undistributed net investment income as set forth below)	$2,349,937	$1,598,859
Undistributed (overdistributed) net investment income (loss)	$	(8,837)	$	(8,738)

Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-	4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$108,557	$1,364	$33,173	$41,500	$10,103	$518,651	$883	$865	$9,144	$8,185	$10,090
Reinvested	12,400	528	2,311	3,023	408	69,547	19	30	525	193	604
Redeemed	(64,059)	(7,075)	(15,982)	(15,870)	(5,383)	(50,098)	(255)	(71)	(1,946)	(3,267)	(7,888)
Net Increase (Decrease)	$56,898	$(5,183	) $	19,502	$28,653	$5,128	$538,100	$647	$824	$7,723	$5,111	$2,806
Shares:
Sold	11,189	141	3,400	4,271	1,042	53,427	89	90	940	836	1,032
Reinvested	1,276	54	237	310	42	7,127	2	3	54	20	62
Redeemed	(6,614)	(730)	(1,641)	(1,639)	(554)	(5,126)	(26)	(7)	(199)	(337)	(794)
Net Increase (Decrease)	5,851	(535)	1,996	2,942	530	55,428	65	86	795	519	300
Year Ended October 31, 2011
Dollars:
Sold	$96,452	$1,544	$20,113	$39,740	$11,616	$235,255	$960	$344	$7,941	$1,862	$11,765
Reinvested	10,823	905	1,948	2,143	134	57,621	16	7	208	95	237
Redeemed	(103,696)	(22,288)	(16,939)	(19,366)	(2,297)	(56,486)	(579)	(228)	(1,463)	(456)	(2,053)
Net Increase (Decrease)	$3,579	$(19,839)	$5,122	$22,517	$9,453	$236,390	$397	$123	$6,686	$1,501	$9,949
Shares:
Sold	10,122	160	2,102	4,160	1,213	24,623	100	35	834	193	1,229
Reinvested	1,137	95	204	225	14	6,036	2	1	22	10	24
Redeemed	(10,900)	(2,334)	(1,775)	(2,032)	(240)	(5,910)	(61)	(24)	(154)	(48)	(215)
Net Increase (Decrease)	359	(2,079)	531	2,353	987	24,749	41	12	702	155	1,038

Distributions:
Year Ended October 31, 2012
From net investment
income	$(13,178)	$(590)	$(2,634)	$(3,060)	$(563)	$(69,565)	$(19	) $	(30)	$(525)	$(193)	$(606)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(13,178)	$(590)	$(2,634)	$(3,060)	$(563)	$(69,565)	$(19	) $	(30)	$(525)	$(193)	$(606)
Year Ended October 31, 2011
From net investment
income	$(13,231)	$(1,177)	$(2,484)	$(2,178)	$(201)	$(57,548)	$(16	) $	(7)	$(208)	$(95)	$(236)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
From tax return of capital	(23)	(2)	(4)	(4)	–	(102)	–	–	–	–	(1)
Total Dividends and
Distributions	$(13,254)	$(1,179)	$(2,488)	$(2,182)	$(201)	$(57,650)	$(16	) $	(7)	$(208)	$(95)	$(237)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Inflation Protection Fund
											Year Ended			Year Ended
											October 31, 2012			October 31, 2011
Operations
Net investment income (loss)											$		7,671	$25,036
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions													48,198	27,818
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies													1,382	17,444
		Net Increase (Decrease) in Net Assets Resulting from Operations											57,251	70,298

Dividends and Distributions to Shareholders
From net investment income													(2,585)	(22,129)
					Total Dividends and Distributions								(2,585)	(22,129)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(25,756)		147,442
				Total increase (decrease) in net assets									28,910	195,611

Net Assets
Beginning of period												780,057		584,446
End of period (including undistributed net investment income as set forth below)												$808,967		$780,057
Undistributed (overdistributed) net investment income (loss)											$		1,752	$591

	Class A	Class C	Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$14,703	$4,259	$8,484	$340,052	$981		$756		$2,551		$1,747		$3,182
Reinvested	30	2	13	2,523	1		1		4		2		7
Redeemed	(17,334)	(1,267)	(7,862)	(373,495)	(576)		(637)		(1,975)		(695)		(1,213)
Net Increase (Decrease)	$(2,601)	$2,994	$635	$(30,920)	$406		$120		$580		$1,054		$1,976
Shares:
Sold	1,634	481	969	38,134	110		87		292		196		358
Reinvested	4	–	2	284	–		–		–		–		1
Redeemed	(1,947)	(143)	(894)	(42,062)	(65)		(73)		(222)		(77)		(136)
Net Increase (Decrease)	(309)	338	77	(3,644)	45		14		70		119		223
Year Ended October 31, 2011
Dollars:
Sold	$20,508	$4,024	$9,285	$352,075	$776		$530		$2,648		$859		$2,187
Reinvested	519	66	185	21,075	20		21		85		28		41
Redeemed	(8,509)	(1,679)	(4,003)	(249,051)	(194)		(595)		(1,239)		(987)		(1,233)
Net Increase (Decrease)	$12,518	$2,411	$5,467	$124,099	$602		$(44)		$1,494		$(100)		$995
Shares:
Sold	2,478	490	1,110	43,220	96		65		328		106		264
Reinvested	63	8	23	2,581	2		2		10		3		5
Redeemed	(1,032)	(208)	(488)	(29,361)	(24)		(75)		(151)		(121)		(151)
Net Increase (Decrease)	1,509	290	645	16,440	74		(8)		187		(12)		118

Distributions:
Year Ended October 31, 2012
From net investment
income	$(32)	$(2)	$(13)	$(2,523)	$(1	) $	(1	) $	(4	) $	(2	) $	(7)
From net realized gain on
investments	–	–	–	–	–		–		–		–		–
Total Dividends and Distributions $	(32)	$(2)	$(13)	$(2,523)	$(1	) $	(1	) $	(4	) $	(2	) $	(7)
Year Ended October 31, 2011
From net investment
income	$(581)	$(90)	$(188)	$(21,075)	$(20	) $	(21	) $	(85	) $	(28	) $	(41)
From net realized gain on
investments	–	–	–	–	–		–		–		–		–
Total Dividends and Distributions $	(581)	$(90)	$(188)	$(21,075)	$(20	) $	(21	) $	(85	) $	(28	) $	(41)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										International Emerging Markets Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	19,855	$		21,627
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										(34,013)		126,042
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											78,177	(259,394)
			Net Increase (Decrease) in Net Assets Resulting from Operations								64,019	(111,725)

Dividends and Distributions to Shareholders
From net investment income										(17,557)				(7,252)
							Total Dividends and Distributions			(17,557)				(7,252)

Capital Share Transactions
Net increase (decrease) in capital share transactions										121,230				20,682
						Total increase (decrease) in net assets				167,692		(98,295)

Net Assets
Beginning of period										1,458,037		1,556,332
End of period (including undistributed net investment income as set forth below)										$1,625,729		$1,458,037
Undistributed (overdistributed) net investment income (loss)										$	17,267	$		16,943

	Class A		Class	B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R	-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,174		$250		$3,107	$25,135	$3,184	$267,506	$1,516	$2,081	$13,643	$7,400		$10,446
Reinvested	858		–		–	1,505	20	14,203	12	59	225	231		356
Redeemed	(26,423)		(3,747)		(3,387)	(37,901)	(2,839)	(138,846)	(2,367)	(3,975)	(10,388)	(11,066)		(7,742)
Net Increase (Decrease)	$(7,391	) $	(3,497)		$(280) $	(11,261)	$365	$142,863	$(839)	$(1,835)	$3,480	$(3,435)		$3,060
Shares:
Sold	759		11		132	1,086	136	11,175	65	88	598	314		439
Reinvested	39		–		–	70	1	648	–	3	11	10		16
Redeemed	(1,108)		(166)		(147)	(1,655)	(123)	(5,933)	(101)	(173)	(445)	(470)		(325)
Net Increase (Decrease)	(310)		(155)		(15)	(499)	14	5,890	(36)	(82)	164	(146)		130
Year Ended October 31, 2011
Dollars:
Sold	$28,749		$535		$4,116	$30,426	$2,333	$222,792	$1,864	$3,342	$9,732	$7,947		$14,013
Reinvested	102		–		–	207	–	6,584	–	–	51	81		143
Redeemed	(43,524)		(5,262)		(4,044)	(51,659)	(293)	(149,699)	(5,875)	(5,779)	(16,996)	(13,708)		(15,496)
Net Increase (Decrease)	$(14,673	) $	4,727)		$72	$(21,026)	$2,040	$79,677	$(4,011)	$(2,437)	$(7,213)	$(5,680)		$(1,340)
Shares:
Sold	1,100		21		163	1,205	93	8,595	73	127	379	317		537
Reinvested	4		–		–	8	–	246	–	–	2	3		5
Redeemed	(1,678)		(212)		(160)	(2,058)	(12)	(5,744)	(223)	(222)	(664)	(528)		(600)
Net Increase (Decrease)	(574)		(191)		3	(845)	81	3,097	(150)	(95)	(283)	(208)		(58)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(874	) $	–		$–	$(1,507)	$(30)	$(14,263)	$(12)	$(59)	$(225)	$(231)		$(356)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–		–
Total Dividends and Distributions $	(874	) $	–		$–	$(1,507)	$(30)	$(14,263)	$(12)	$(59)	$(225)	$(231)		$(356)
Year Ended October 31, 2011
From net investment
income	$(106	) $	–		$–	$(207)	$–	$(6,664)	$–	$–	$(51)	$(81)		$(143)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–		–
Total Dividends and Distributions $	(106	) $	–		$–	$(207)	$–	$(6,664)	$–	$–	$(51)	$(81)		$(143)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												International Fund I
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$21,774	$18,620
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												(10,893)	58,611
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												55,368	(179,558)
			Net Increase (Decrease) in Net Assets Resulting from Operations									66,249	(102,327)

Dividends and Distributions to Shareholders
From net investment income												(19,522)	(20,495)
									Total Dividends and Distributions			(19,522)	(20,495)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(160,072)	(58,794)
							Total increase (decrease) in net assets					(113,345)	(181,616)

Net Assets
Beginning of period												1,210,842	1,392,458
End of period (including undistributed net investment income as set forth below)												$1,097,497	$1,210,842
Undistributed (overdistributed) net investment income (loss)												$18,238	$15,603

	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$140,855		$848		$818		$1,279		$2,990		$4,276
Reinvested	19,112		31		35		106		133		105
Redeemed	(306,370)		(1,756)		(1,885)		(5,333)		(8,380)		(6,936)
Net Increase (Decrease)	$(146,403	) $	(877	) $	(1,032	) $	(3,948	) $	(5,257	) $	(2,555)
Shares:
Sold	13,576		83		78		125		301		405
Reinvested	1,991		3		4		11		14		11
Redeemed	(29,984)		(172)		(187)		(532)		(810)		(684)
Net Increase (Decrease)	(14,417)		(86)		(105)		(396)		(495)		(268)
Year Ended October 31, 2011
Dollars:
Sold	$177,467		$1,039		$1,634		$3,286		$2,448		$4,166
Reinvested	19,825		42		57		103		160		308
Redeemed	(230,750)		(2,391)		(6,425)		(4,438)		(4,914)		(20,411)
Net Increase (Decrease)	$(33,458	) $	(1,310	) $	(4,734	) $	(1,049	) $	(2,306) $ (15,937)
Shares:
Sold	15,434		91		144		282		210		356
Reinvested	1,718		4		5		9		14		27
Redeemed	(20,513)		(208)		(549)		(382)		(420)		(1,756)
Net Increase (Decrease)	(3,361)		(113)		(400)		(91)		(196)		(1,373)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(19,112	) $	(31	) $	(35	) $	(106	) $	(133	) $	(105)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and
Distributions	$(19,112	) $	(31	) $	(35	) $	(106	) $	(133	) $	(105)
Year Ended October 31, 2011
From net investment
income	$(19,825	) $	(42	) $	(57	) $	(103	) $	(160	) $	(308)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and
Distributions	$(19,825	) $	(42	) $	(57	) $	(103	) $	(160	) $	(308)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Blend Fund II
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$13,035		$10,833
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										35,739		38,972
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										89,564		(1,321)
		Net Increase (Decrease) in Net Assets Resulting from Operations							138,338			48,484

Dividends and Distributions to Shareholders
From net investment income									(11,558)			(7,668)
						Total Dividends and Distributions			(11,558)			(7,668)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(55,463)			207,855
					Total increase (decrease) in net assets					71,317		248,671

Net Assets
Beginning of period									983,119			734,448
End of period (including undistributed net investment income as set forth below)									$1,054,436			$983,119
Undistributed (overdistributed) net investment income (loss)										$10,149		$8,672

	Class A(a)	Class B(a)	Class C(a)	Class J		Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$5,675		$63,995	$340	$1,083	$2,984	$4,524	$7,220
Reinvested	N/A	N/A	N/A	789		10,254	11	19	133	131	220
Redeemed	N/A	N/A	N/A		(19,278)	(100,834)	(607)	(4,066)	(8,550)	(8,420)	(11,086)
Net Increase (Decrease)	N/A	N/A	N/A	$(12,814	) $	(26,585)	$(256)	$(2,964)	$(5,433)	$(3,765)	$(3,646)
Shares:
Sold	N/A	N/A	N/A	580		6,313	34	110	294	446	702
Reinvested	N/A	N/A	N/A	87		1,104	1	2	14	14	24
Redeemed	N/A	N/A	N/A		(1,968)	(10,010)	(61)	(406)	(842)	(830)	(1,070)
Net Increase (Decrease)	N/A	N/A	N/A		(1,301)	(2,593)	(26)	(294)	(534)	(370)	(344)
Year Ended October 31, 2011
Dollars:
Sold	$1	$–	$–	$8,379		$382,621	$412	$1,468	$4,827	$4,296	$6,590
Reinvested	–	–	–	364		7,024	–	10	72	74	124
Redeemed	(14,317)	(3,627)	(519)		(17,337)	(141,230)	(916)	(9,083)	(9,432)	(4,351)	(7,595)
Net Increase (Decrease)	$(14,316)	$(3,627)	$(519)	$(8,594	) $	248,415	$(504)	$(7,605)	$(4,533)	$19	$(881)
Shares:
Sold	–	–	–	901		40,731	44	153	504	436	694
Reinvested	–	–	–	39		736	–	1	8	8	13
Redeemed	(1,556)	(402)	(57)		(1,857)	(14,842)	(95)	(940)	(990)	(456)	(789)
Net Increase (Decrease)	(1,556)	(402)	(57)		(917)	26,625	(51)	(786)	(478)	(12)	(82)

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$(790	) $	(10,254)	$(11)	$(19)	$(133)	$(131)	$(220)
From net realized gain on
investments	N/A	N/A	N/A	–		–	–	–	–	–	–
Total Dividends and Distributions	N/A	N/A	N/A	$(790	) $	(10,254)	$(11)	$(19)	$(133)	$(131)	$(220)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$(364	) $	(7,024)	$–	$(10)	$(72)	$(74)	$(124)
From net realized gain on
investments	–	–	–	–		–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$(364	) $	(7,024)	$–	$(10)	$(72)	$(74)	$(124)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	8,901	$	2,112
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions									207,390		179,271
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										38,897	(69,147)
		Net Increase (Decrease) in Net Assets Resulting from Operations							255,188		112,236

Dividends and Distributions to Shareholders
From net investment income										(5,364)		–
					Total Dividends and Distributions					(5,364)		–

Capital Share Transactions
Net increase (decrease) in capital share transactions									(121,489)		(168,316)
					Total increase (decrease) in net assets				128,335		(56,080)

Net Assets
Beginning of period									2,271,549		2,327,629
End of period (including undistributed net investment income as set forth below)									$2,399,884		$2,271,549
Undistributed (overdistributed) net investment income (loss)									$	5,356	$	2,651

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$16,995	$255	$2,063	$7,660	$1,153	$502,592	$1,833		$1,469	$3,021	$4,159	$21,619
Reinvested	–	–	–	–	2	5,224	–		–	–	–	41
Redeemed	(46,669)	(4,980)	(3,193)	(9,179)	(924)	(548,202)	(9,373)		(2,984)	(19,152)	(15,519)	(29,400)
Net Increase (Decrease)	$(29,674)	$(4,725)	$(1,130)	$(1,519)	$231	$(40,386)	$(7,540	) $	(1,515)	$(16,131)	$(11,360)	$(7,740)
Shares:
Sold	2,013	32	257	952	132	58,515	223		175	339	478	2,462
Reinvested	–	–	–	–	–	672	–		–	–	–	5
Redeemed	(5,560)	(631)	(393)	(1,143)	(108)	(62,298)	(1,167)		(373)	(2,190)	(1,743)	(3,387)
Net Increase (Decrease)	(3,547)	(599)	(136)	(191)	24	(3,111)	(944)		(198)	(1,851)	(1,265)	(920)
Year Ended October 31, 2011
Dollars:
Sold	$27,333	$249	$2,955	$6,638	$1,306	$214,924	$2,188		$1,880	$6,115	$4,479	$20,691
Redeemed	(70,098)	(7,297)	(3,996)	(10,759)	(185)	(279,203)	(5,401)		(10,382)	(22,435)	(13,717)	(33,601)
Net Increase (Decrease)	$(42,765)	$(7,048)	$(1,041)	$(4,121)	$1,121	$(64,279)	$(3,213)		$(8,502)	$(16,320)	$(9,238)	$(12,910)
Shares:
Sold	3,407	33	383	873	164	26,471	276		236	740	534	2,547
Redeemed	(8,856)	(959)	(514)	(1,423)	(23)	(34,427)	(681)		(1,329)	(2,694)	(1,661)	(4,069)
Net Increase (Decrease)	(5,449)	(926)	(131)	(550)	141	(7,956)	(405)		(1,093)	(1,954)	(1,127)	(1,522)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$(3)	$(5,320)	$–		$–	$–	$–	$(41)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$(3)	$(5,320)	$–		$–	$–	$–	$(41)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–		$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$–	$–	$–		$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap Growth Fund I
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	10,194		$4,634
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										220,166		265,746
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										156,316		(793)
		Net Increase (Decrease) in Net Assets Resulting from Operations								386,676		269,587

Dividends and Distributions to Shareholders
From net investment income										(4,620)		(3,441)
From net realized gain on investments										(121,184)		–
					Total Dividends and Distributions					(125,804)		(3,441)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,375,155		163,546
					Total increase (decrease) in net assets					1,636,027		429,692

Net Assets
Beginning of period										3,307,689		2,877,997
End of period (including undistributed net investment income as set forth below)										$4,943,716		$3,307,689
Undistributed (overdistributed) net investment income (loss)									$	8,968		$3,426

	Class A(a)	Class B(a)	Class C(a)	Class J	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$15,869	$1,515,219	$2,886		$7,264	$43,875	$32,272	$100,392
Reinvested	N/A	N/A	N/A	2,408	114,171	140		366	2,419	1,263	5,034
Redeemed	N/A	N/A	N/A	(14,739)	(371,160)	(1,184)		(4,189)	(19,199)	(7,526)	(50,426)
Net Increase (Decrease)	N/A	N/A	N/A	$3,538	$1,258,230	$1,842		$3,441	$27,095	$26,009	$55,000
Shares:
Sold	N/A	N/A	N/A	1,787	154,930	309		789	4,646	3,467	10,449
Reinvested	N/A	N/A	N/A	313	13,293	17		46	293	153	598
Redeemed	N/A	N/A	N/A	(1,682)	(36,767)	(128)		(462)	(1,983)	(799)	(5,071)
Net Increase (Decrease)	N/A	N/A	N/A	418	131,456	198		373	2,956	2,821	5,976
Year Ended October 31, 2011
Dollars:
Sold	$–	$–	$–	$20,171	$536,024	$1,425		$3,708	$34,119	$23,210	$61,001
Reinvested	–	–	–	–	3,441	–		–	–	–	–
Redeemed	(17,006)	(1,812)	(778)	(15,934)	(448,931)	(922)		(2,650)	(8,251)	(7,054)	(16,215)
Net Increase (Decrease)	$(17,006)	$(1,812)	$(778)	$4,237	$90,534	$503		$1,058	$25,868	$16,156	$44,786
Shares:
Sold	–	–	–	2,351	56,689	162		421	3,718	2,516	6,673
Reinvested	–	–	–	–	370	–		–	–	–	–
Redeemed	(2,006)	(226)	(92)	(1,869)	(48,015)	(102)		(301)	(902)	(784)	(1,775)
Net Increase (Decrease)	(2,006)	(226)	(92)	482	9,044	60		120	2,816	1,732	4,898

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$–	$(4,620)	$–		$–	$–	$–	$–
From net realized gain on
investments	N/A	N/A	N/A	(2,410)	(109,552)	(140)		(366)	(2,419)	(1,263)	(5,034)
Total Dividends and
Distributions	N/A	N/A	N/A	$(2,410)	$(114,172)	$(140	) $	(366)	$(2,419)	$(1,263)	$(5,034)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$(3,441)	$–		$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$(3,441)	$–		$–	$–	$–	$–

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												LargeCap Growth Fund II
												Year Ended			Year Ended
												October 31, 2012			October 31, 2011
Operations
Net investment income (loss)											$			7,952	$6,722
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions														88,407	165,764
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies														31,457	(73,916)
		Net Increase (Decrease) in Net Assets Resulting from Operations										127,816			98,570

Dividends and Distributions to Shareholders
From net investment income														(5,898)	(9,322)
From net realized gain on investments												(90,110)			(5,501)
							Total Dividends and Distributions					(96,008)			(14,823)

Capital Share Transactions
Net increase (decrease) in capital share transactions														62,701	(369,849)
					Total increase (decrease) in net assets									94,509	(286,102)

Net Assets
Beginning of period												1,086,041			1,372,143
End of period (including undistributed net investment income as set forth below)												$1,180,550			$1,086,041
Undistributed (overdistributed) net investment income (loss)											$			6,306	$3,940

Class A(a)		Class C(a)		Class J	Institutional		R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A		$2,982	$62,517		$567	$873		$3,341		$2,315		$8,603
Reinvested	N/A	N/A		2,426	90,119		115	337		944		688		1,377
Redeemed	N/A	N/A		(4,167)	(95,107)		(253)	(3,392)		(2,762)		(5,389)		(3,433)
Net Increase (Decrease)	N/A	N/A		$1,241	$57,529		$429	$(2,182	) $	1,523		$(2,386	) $	6,547
Shares:
Sold	N/A	N/A		394	7,513		75	114		426		288		1,048
Reinvested	N/A	N/A		366	12,212		16	50		136		97		192
Redeemed	N/A	N/A		(554)	(11,337)		(32)	(445)		(351)		(659)		(424)
Net Increase (Decrease)	N/A	N/A		206	8,388		59	(281)		211		(274)		816
Year Ended October 31, 2011
Dollars:
Sold	$–	$–		$3,318	$77,409		$217	$934		$3,063		$962		$5,204
Reinvested	–	–		254	14,035		7	48		78		103		297
Redeemed	(2,042)	(351)		(5,001)	(441,375)		(487)	(3,555)		(2,542)		(3,684)		(16,741)
Net Increase (Decrease)	$(2,042)	$(351	) $	(1,429)	$(349,931)		$(263)	$(2,573)		$599		$(2,619)		$(11,240)
Shares:
Sold	–	–		432	9,253		27	118		396		116		630
Reinvested	–	–		34	1,693		1	6		10		13		36
Redeemed	(263)	(46)		(654)	(54,007)		(60)	(463)		(320)		(447)		(1,972)
Net Increase (Decrease)	(263)	(46)		(188)	(43,061)		(32)	(339)		86		(318)		(1,306)

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A		$(26)	$(5,804)	$	– $	– $		(12)		$(15)		$(41)
From net realized gain on
investments	N/A	N/A		(2,402)	(84,315)		(115)	(337)		(932)		(673)		(1,336)
Total Dividends and Distributions	N/A	N/A		$(2,428)	$(90,119)		$(115)	$(337)		$(944)		$(688)		$(1,377)
Year Ended October 31, 2011
From net investment
income	$–	$–		$(104)	$(8,953)	$	– $	(10)		$(33)		$(54)		$(168)
From net realized gain on
investments	–	–		(150)	(5,083)		(7)	(38)		(45)		(49)		(129)
Total Dividends and Distributions	$–	$–		$(254)	$(14,036)		$(7)	$(48)		$(78)		$(103)		$(297)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap S&P 500 Index Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$	46,586	$40,169
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												26,397	19,732
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											277,005		118,930
		Net Increase (Decrease) in Net Assets Resulting from Operations									349,988		178,831

Dividends and Distributions to Shareholders
From net investment income											(41,058)		(28,555)
						Total Dividends and Distributions					(41,058)		(28,555)

Capital Share Transactions
Net increase (decrease) in capital share transactions											205,548		(146,871)
					Total increase (decrease) in net assets						514,478		3,405

Net Assets
Beginning of period											2,302,054		2,298,649
End of period (including undistributed net investment income as set forth below)											$2,816,532		$2,302,054
Undistributed (overdistributed) net investment income (loss)											$	36,448	$30,948

	Class A	Class C	Class J		Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$15,051	$2,668	$31,707		$285,806	$3,150		$9,716		$59,766	$26,807	$63,962
Reinvested	2,185	65	4,940		25,845	164		395		1,939	1,911	3,571
Redeemed	(26,468)	(1,672)	(51,388)		(97,081)	(4,583)		(12,886)		(38,179)	(43,481)	(58,362)
Net Increase (Decrease)	$(9,232)	$1,061	$(14,741)		$214,570	$(1,269	) $	(2,775	) $	23,526	$(14,763)	$9,171
Shares:
Sold	1,581	284	3,349		30,194	335		1,018		6,361	2,811	6,600
Reinvested	251	8	572		2,978	19		45		222	219	406
Redeemed	(2,789)	(178)	(5,465)		(10,169)	(485)		(1,364)		(3,962)	(4,538)	(6,241)
Net Increase (Decrease)	(957)	114	(1,544)		23,003	(131)		(301)		2,621	(1,508)	765
Year Ended October 31, 2011
Dollars:
Sold	$17,378	$2,794	$36,467		$171,180	$4,568		$4,248		$35,722	$34,043	$69,381
Reinvested	1,658	25	2,988		18,980	122		244		940	1,094	2,469
Redeemed	(29,254)	(2,046)	(54,056)		(329,816)	(6,584)		(19,001)		(30,622)	(28,207)	(51,586)
Net Increase (Decrease)	$(10,218)	$773	$(14,601)		$(139,656)	$(1,894) $		(14,509)		$6,040	$6,930	$20,264
Shares:
Sold	1,934	323	4,114		19,213	518		479		4,017	3,894	7,813
Reinvested	189	3	343		2,164	14		28		107	124	278
Redeemed	(3,278)	(233)	(6,118)		(36,949)	(728)		(2,136)		(3,548)	(3,193)	(5,752)
Net Increase (Decrease)	(1,155)	93	(1,661)		(15,572)	(196)		(1,629)		576	825	2,339

Distributions:
Year Ended October 31, 2012
From net investment
income	$(2,222)	$(67)	$(4,944	) $	(25,845)	$(164	) $	(395	) $	(1,939)	$(1,911)	$(3,571)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–
Total Dividends and
Distributions	$(2,222)	$(67)	$(4,944	) $	(25,845)	$(164	) $	(395	) $	(1,939)	$(1,911)	$(3,571)
Year Ended October 31, 2011
From net investment
income	$(1,689)	$(25)	$(2,992	) $	(18,980)	$(122	) $	(244	) $	(940)	$(1,094)	$(2,469)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–
Total Dividends and
Distributions	$(1,689)	$(25)	$(2,992	) $	(18,980)	$(122	) $	(244	) $	(940)	$(1,094)	$(2,469)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap Value Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	30,700	$19,151
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											81,716	72,434
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										172,465		(28,130)
		Net Increase (Decrease) in Net Assets Resulting from Operations								284,881		63,455

Dividends and Distributions to Shareholders
From net investment income										(20,946)		(15,354)
						Total Dividends and Distributions				(20,946)		(15,354)

Capital Share Transactions
Net increase (decrease) in capital share transactions											92,480	270,500
						Total increase (decrease) in net assets				356,415		318,601

Net Assets
Beginning of period										1,493,320		1,174,719
End of period (including undistributed net investment income as set forth below)										$1,849,735		$1,493,320
Undistributed (overdistributed) net investment income (loss)										$	24,851	$15,097

	Class A	Class B	Class C	Class	J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$7,228	$93	$438	$7,613		$232,596	$338	$247		$630	$1,149	$2,070
Reinvested	1,367	–	4	412		19,014	6	11		23	24	50
Redeemed	(22,373)	(2,100)	(480)	(9,204)		(140,911)	(606)	(692)		(1,035)	(1,694)	(1,738)
Net Increase (Decrease)	$(13,778)	$(2,007)	$(38)	$(1,179)		$110,699	$(262)	$(434)		$(382)	$(521)	$382
Shares:
Sold	719	10	43	760		23,002	34	24		61	111	200
Reinvested	148	–	1	45		2,069	1	1		3	3	5
Redeemed	(2,214)	(211)	(48)	(934)		(13,809)	(61)	(68)		(102)	(164)	(169)
Net Increase (Decrease)	(1,347)	(201)	(4)	(129)		11,262	(26)	(43)		(38)	(50)	36
Year Ended October 31, 2011
Dollars:
Sold	$10,988	$108	$603	$9,402		$406,887	$241	$569		$1,300	$1,080	$1,248
Reinvested	1,308	–	5	352		13,526	6	18		9	24	69
Redeemed	(25,789)	(2,583)	(414)	(8,646)		(131,142)	(452)	(1,846)		(2,201)	(1,253)	(2,917)
Net Increase (Decrease)	$(13,493)	$(2,475)	$194	$1,108		$289,271	$(205)	$(1,259	) $	(892)	$(149)	$(1,600)
Shares:
Sold	1,154	11	64	1,001		41,109	26	60		138	111	132
Reinvested	140	–	–	38		1,456	1	2		1	3	7
Redeemed	(2,712)	(275)	(44)	(921)		(13,714)	(47)	(197)		(244)	(130)	(310)
Net Increase (Decrease)	(1,418)	(264)	20	118		28,851	(20)	(135)		(105)	(16)	(171)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,401)	$–	$(4)	$(413)		$(19,014)	$(6)	$(11)		$(23)	$(24)	$(50)
From net realized gain on
investments	–	–	–	–		–	–	–		–	–	–
Total Dividends and Distributions $	(1,401) $	–	$(4)	$(413)		$(19,014)	$(6)	$(11)		$(23)	$(24)	$(50)
Year Ended October 31, 2011
From net investment
income	$(1,345)	$–	$(5)	$(352)		$(13,526)	$(6)	$(18)		$(9)	$(24)	$(69)
From net realized gain on
investments	–	–	–	–		–	–	–		–	–	–
Total Dividends and Distributions $	(1,345)	$–	$(5)	$(352)		$(13,526)	$(6)	$(18)		$(9)	$(24)	$(69)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												LargeCap Value Fund I
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$39,474	$31,268
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												121,285	155,220
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												119,737	(65,733)
			Net Increase (Decrease) in Net Assets Resulting from Operations									280,496	120,755

Dividends and Distributions to Shareholders
From net investment income												(33,260)	(29,245)
									Total Dividends and Distributions			(33,260)	(29,245)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(42,462)	(361,544)
							Total increase (decrease) in net assets					204,774	(270,034)

Net Assets
Beginning of period												1,990,417	2,260,451
End of period (including undistributed net investment income as set forth below)												$2,195,191	$1,990,417
Undistributed (overdistributed) net investment income (loss)												$29,392	$23,179

	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$209,028		$518		$609		$587		$441		$221
Reinvested	33,128		25		17		29		44		16
Redeemed	(282,024)		(1,043)		(700)		(1,281)		(1,043)		(1,034)
Net Increase (Decrease)	$(39,868	) $	(500	) $	(74	) $	(665	) $	(558	) $	(797)
Shares:
Sold	18,779		47		54		54		41		20
Reinvested	3,267		3		2		3		4		2
Redeemed	(25,099)		(94)		(64)		(118)		(94)		(99)
Net Increase (Decrease)	(3,053)		(44)		(8)		(61)		(49)		(77)
Year Ended October 31, 2011
Dollars:
Sold	$179,947		$814		$1,157		$833		$862		$661
Reinvested	29,047		30		12		39		43		74
Redeemed	(558,938)		(2,463)		(3,159)		(3,556)		(1,777)		(5,170)
Net Increase (Decrease)	$(349,944	) $	(1,619	) $	(1,990	) $	(2,684	) $	(872	) $	(4,435)
Shares:
Sold	16,857		76		105		78		79		61
Reinvested	2,753		3		1		4		4		7
Redeemed	(52,654)		(225)		(301)		(330)		(165)		(468)
Net Increase (Decrease)	(33,044)		(146)		(195)		(248)		(82)		(400)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(33,129	) $	(25	) $	(17	) $	(29	) $	(44	) $	(16)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and
Distributions	$(33,129	) $	(25	) $	(17	) $	(29	) $	(44	) $	(16)
Year Ended October 31, 2011
From net investment
income	$(29,047	) $	(30	) $	(12	) $	(39	) $	(43	) $	(74)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and
Distributions	$(29,047	) $	(30	) $	(12	) $	(39	) $	(43	) $	(74)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap Value Fund III
										Year Ended				Year Ended
										October 31, 2012				October 31, 2011
Operations
Net investment income (loss)										$		18,647		$19,586
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												51,698		176,884
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												56,376		(115,140)
		Net Increase (Decrease) in Net Assets Resulting from Operations								126,721				81,330

Dividends and Distributions to Shareholders
From net investment income										(19,865)				(22,435)
						Total Dividends and Distributions				(19,865)				(22,435)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(501,286)				(653,395)
				Total increase (decrease) in net assets						(394,430)				(594,500)

Net Assets
Beginning of period										1,167,134				1,761,634
End of period (including undistributed net investment income as set forth below)										$772,704				$1,167,134
Undistributed (overdistributed) net investment income (loss)										$		13,085		$14,314

	Class A(a)	Class B(a)	Class C(a)	Class J		Institutional	R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$2,953		$21,553	$376	$631		$1,947		$1,057		$2,479
Reinvested	N/A	N/A	N/A	812		18,573	17	67		137		134		124
Redeemed	N/A	N/A	N/A	(12,499)		(513,983)	(1,154)	(4,736)		(7,272)		(7,217)		(5,285)
Net Increase (Decrease)	N/A	N/A	N/A	$(8,734)		$(473,857)	$(761)	$(4,038)		$(5,188	) $	(6,026	) $	(2,682)
Shares:
Sold	N/A	N/A	N/A	291		2,093	36	61		186		101		237
Reinvested	N/A	N/A	N/A	85		1,937	2	7		14		14		13
Redeemed	N/A	N/A	N/A	(1,221)		(49,912)	(111)	(460)		(668)		(718)		(510)
Net Increase (Decrease)	N/A	N/A	N/A	(845)		(45,882)	(73)	(392)		(468)		(603)		(260)
Year Ended October 31, 2011
Dollars:
Sold	$–	$–	$–	$5,676		$146,798	$838	$1,030		$2,153		$3,029		$6,970
Reinvested	–	–	–	640		21,121	24	101		134		146		269
Redeemed	(10,535)	(2,522)	(349)	(11,367)		(767,438)	(2,398)	(8,253)		(13,150)		(6,039)		(20,273)
Net Increase (Decrease)	$(10,535)	$(2,522)	$(349)	$(5,051)		$(599,519)	$(1,536)	$(7,122)		$(10,863)		$(2,864)		$(13,034)
Shares:
Sold	–	–	–	557		13,954	82	100		205		285		664
Reinvested	–	–	–	64		2,089	2	10		13		15		26
Redeemed	(1,061)	(254)	(35)	(1,127)		(74,038)	(230)	(808)		(1,244)		(577)		(1,928)
Net Increase (Decrease)	(1,061)	(254)	(35)	(506)		(57,995)	(146)	(698)		(1,026)		(277)		(1,238)

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$(812	) $	(18,574)	$(17)	$(67	) $	(137	) $	(134	) $	(124)
From net realized gain on
investments	N/A	N/A	N/A	–		–	–	–		–		–		–
Total Dividends and
Distributions	N/A	N/A	N/A	$(812	) $	(18,574)	$(17)	$(67	) $	(137	) $	(134	) $	(124)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$(640	) $	(21,121)	$(24)	$(101	) $	(134	) $	(146	) $	(269)
From net realized gain on
investments	–	–	–	–		–	–	–		–		–		–
Total Dividends and
Distributions	$–	$–	$–	$(640	) $	(21,121)	$(24)	$(101	) $	(134	) $	(146	) $	(269)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Blend Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	14,000	$	3,204
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											62,360	111,775
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										340,473			58,385
			Net Increase (Decrease) in Net Assets Resulting from Operations							416,833		173,364

Dividends and Distributions to Shareholders
From net investment income											(7,270)	(15,700)
From net realized gain on investments										(110,330)		(49,428)
						Total Dividends and Distributions				(117,600)		(65,128)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,684,986		337,552
						Total increase (decrease) in net assets				1,984,219		445,788

Net Assets
Beginning of period										1,686,389		1,240,601
End of period (including undistributed net investment income as set forth below)										$3,670,608		$1,686,389
Undistributed (overdistributed) net investment income (loss)										$	8,920	$	(6,392)

	Class A		Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$501,563		$812	$91,328	$34,136	$481,539	$934,873	$6,256		$14,580	$60,678	$55,569	$48,945
Reinvested	39,698		1,582	1,898	11,863	13,638	34,874	122		497	1,258	2,946	3,256
Redeemed	(182,937)		(13,059)	(12,443)	(39,429)	(72,207)	(268,696)	(1,056)		(4,470)	(10,511)	(20,203)	(31,914)
Net Increase (Decrease)	$358,324	$(10,665	) $	80,783	$6,570	$422,970	$701,051	$5,322		$10,607	$51,425	$38,312	$20,287
Shares:
Sold	34,556		58	6,527	2,454	33,300	63,600	442		1,049	4,197	3,756	3,342
Reinvested	3,081		127	154	954	1,045	2,665	10		40	99	225	251
Redeemed	(12,635)		(937)	(886)	(2,823)	(4,916)	(18,427)	(77)		(314)	(728)	(1,370)	(2,159)
Net Increase (Decrease)	25,002		(752)	5,795	585	29,429	47,838	375		775	3,568	2,611	1,434
Year Ended October 31, 2011
Dollars:
Sold	$177,196		$1,621	$22,855	$36,901	$61,210	$246,013	$528		$4,788	$8,297	$40,386	$18,444
Reinvested	25,881		1,334	720	8,659	9	20,239	96		291	968	715	1,887
Redeemed	(123,401)		(15,058)	(8,811)	(38,455)	(10,071)	(117,418)	(1,081)		(2,310)	(8,604)	(6,865)	(9,412)
Net Increase (Decrease)	$79,676	$(12,103)		$14,764	$7,105	$51,148	$148,834	$(457)		$2,769	$661	$34,236	$10,919
Shares:
Sold	12,797		118	1,703	2,736	4,256	17,761	39		356	600	2,895	1,314
Reinvested	1,970		105	57	680	1	1,522	7		23	74	54	143
Redeemed	(8,866)		(1,112)	(645)	(2,881)	(716)	(8,262)	(79)		(169)	(653)	(494)	(682)
Net Increase (Decrease)	5,901		(889)	1,115	535	3,541	11,021	(33)		210	21	2,455	775

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,389)	$	– $	–	$(308)	$(1,334)	$(3,843)	$–		$–	$(5)	$(189)	$(202)
From net realized gain on
investments	(40,212)		(1,617)	(2,579)	(11,573)	(12,982)	(33,675)	(122)		(503)	(1,253)	(2,757)	(3,057)
Total Dividends and
Distributions	$(41,601)		$(1,617)	$(2,579)	$(11,881)	$(14,316)	$(37,518)	$(122)		$(503)	$(1,258)	$(2,946)	$(3,259)
Year Ended October 31, 2011
From net investment
income	$(6,065)	$	– $	(147)	$(1,853)	$(3)	$(6,640) $	(15)		$(60)	$(227)	$(186)	$(504)
From net realized gain on
investments	(20,835)		(1,392)	(862)	(6,815)	(6)	(16,553)	(81)		(231)	(741)	(529)	(1,383)
Total Dividends and
Distributions	$(26,900)		$(1,392)	$(1,009)	$(8,668)	$(9)	$(23,193)	$(96	) $	(291)	$(968)	$(715)	$(1,887)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands															MidCap Growth Fund
															Year Ended	Year Ended
															October 31, 2012	October 31, 2011
Operations
Net investment income (loss)															$(322)	$(754)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions															5,661	17,427
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies															1,237	(6,204)
				Net Increase (Decrease) in Net Assets Resulting from Operations											6,576	10,469

Dividends and Distributions to Shareholders
From net realized gain on investments															(14,605)	–
										Total Dividends and Distributions					(14,605)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions															(18,517)	9,957
								Total increase (decrease) in net assets							(26,546)	20,426

Net Assets
Beginning of period															131,680	111,254
End of period (including undistributed net investment income as set forth below)															$105,134	$131,680
Undistributed (overdistributed) net investment income (loss)															$(223)	$–

		Class J		Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold		$3,294		$28,582		$320		$618		$1,034		$770		$5,269
Reinvested		3,048		3,540		181		374		709		871		3,835
Redeemed		(5,042)		(32,592)		(329)		(1,500)		(2,773)		(7,757)		(20,969)
Net Increase (Decrease)		$1,300		$(470)		$172		$(508	) $	(1,030	) $	(6,116)		$(11,865)
Shares:
Sold		515		3,996		48		89		145		105		711
Reinvested		537		557		31		61		113		136		588
Redeemed		(778)		(4,560)		(51)		(214)		(380)		(1,045)		(2,812)
Net Increase (Decrease)		274		(7)		28		(64)		(122)		(804)		(1,513)
Year Ended October 31, 2011
Dollars:
Sold		$5,772		$34,467		$1,584		$882		$1,464		$2,212		$8,418
Redeemed		(6,702)		(18,900)		(1,383)		(1,024)		(2,998)		(2,501)		(11,334)
Net Increase (Decrease)		$(930	) $	15,567		$201		$(142	) $	(1,534	) $	(289	) $	(2,916)
Shares:
Sold		782		4,229		200		111		187		272		1,001
Redeemed		(914)		(2,363)		(177)		(128)		(377)		(307)		(1,398)
Net Increase (Decrease)		(132)		1,866		23		(17)		(190)		(35)		(397)

Distributions:
Year Ended October 31, 2012
From net investment
income	$	– $		–	$	– $		– $		– $		– $		–
From net realized gain on
investments		(3,055)		(5,580)		(181)		(374)		(709)		(871)		(3,835)
Total Dividends and
Distributions		$(3,055	) $	(5,580)		$(181	) $	(374	) $	(709	) $	(871	) $	(3,835)
Year Ended October 31, 2011
From net investment
income	$	– $		–	$	– $		– $		– $		– $		–
From net realized gain on
investments		–		–		–		–		–		–		–
Total Dividends and
Distributions	$	– $		–	$	– $		– $		– $		– $		–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Growth Fund III
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	334		$(2,062)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											71,194		262,957
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										(36,774)			(112,787)
		Net Increase (Decrease) in Net Assets Resulting from Operations									34,754		148,108

Capital Share Transactions
Net increase (decrease) in capital share transactions										(86,638)			(21,722)
					Total increase (decrease) in net assets					(51,884)			126,386

Net Assets
Beginning of period										1,486,978			1,360,592
End of period (including undistributed net investment income as set forth below)										$1,435,094			$1,486,978
Undistributed (overdistributed) net investment income (loss)										$	327		$–

	Class A(a)	Class B(a)	Class C(a)	Class J	Institutional		R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$3,895	$183,948		$1,044	$822		$3,311	$4,584	$10,993
Redeemed	N/A	N/A	N/A	(7,421)	(245,862)		(2,069)	(2,539)		(13,400)	(13,889)	(10,055)
Net Increase (Decrease)	N/A	N/A	N/A	$(3,526)	$(61,914)		$(1,025)	$(1,717) $		(10,089)	$(9,305)	$938
Shares:
Sold	N/A	N/A	N/A	385	16,658		103	80		306	422	989
Redeemed	N/A	N/A	N/A	(746)	(22,684)		(201)	(245)		(1,240)	(1,308)	(913)
Net Increase (Decrease)	N/A	N/A	N/A	(361)	(6,026)		(98)	(165)		(934)	(886)	76
Year Ended October 31, 2011
Dollars:
Sold	$–	$–	$–	$7,648	$237,776		$1,402	$1,451		$6,441	$6,114	$18,658
Redeemed	(10,397)	(1,814)	(836)	(9,126)	(237,529)		(2,418)	(6,634)		(15,123)	(8,778)	(8,557)
Net Increase (Decrease)	$(10,397)	$(1,814)	$(836)	$(1,478)	$247		$(1,016)	$(5,183	) $	(8,682)	$(2,664)	$10,101
Shares:
Sold	–	–	–	756	22,815		137	138		595	545	1,807
Redeemed	(1,104)	(201)	(91)	(924)	(22,304)		(232)	(637)		(1,492)	(820)	(777)
Net Increase (Decrease)	(1,104)	(201)	(91)	(168)	511		(95)	(499)		(897)	(275)	1,030

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$–	$–	$	– $	– $		–	$–	$–
From net realized gain on
investments	N/A	N/A	N/A	–	–		–	–		–	–	–
Total Dividends and Distributions	N/A	N/A	N/A	$–	$–	$	– $	– $		–	$–	$–
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$	– $	– $		–	$–	$–
From net realized gain on
investments	–	–	–	–	–		–	–		–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$	– $	– $		–	$–	$–

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap S&P 400 Index Fund
									Year Ended	Year Ended
									October 31, 2012	October 31, 2011
Operations
Net investment income (loss)									$4,861	$3,204
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions									18,605	18,418
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies									33,969	1,080
		Net Increase (Decrease) in Net Assets Resulting from Operations							57,435	22,702

Dividends and Distributions to Shareholders
From net investment income									(3,464)	(2,540)
From net realized gain on investments									(18,223)	(3,490)
						Total Dividends and Distributions			(21,687)	(6,030)

Capital Share Transactions
Net increase (decrease) in capital share transactions									92,253	92,379
				Total increase (decrease) in net assets					128,001	109,051

Net Assets
Beginning of period									448,425	339,374
End of period (including undistributed net investment income as set forth below)									$576,426	$448,425
Undistributed (overdistributed) net investment income (loss)									$3,808	$2,387

	Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$6,295	$91,925	$2,534	$2,664		$36,048	$22,212	$42,632
Reinvested	1,983	9,194	364	732		3,368	1,991	4,053
Redeemed	(7,995)	(43,152)	(2,620)	(5,935)		(23,547)	(17,631)	(32,862)
Net Increase (Decrease)	$283	$57,967	$278	$(2,539	) $	15,869	$6,572	$13,823
Shares:
Sold	449	6,467	179	185		2,586	1,553	2,966
Reinvested	160	724	29	57		263	155	314
Redeemed	(571)	(3,009)	(186)	(412)		(1,619)	(1,216)	(2,325)
Net Increase (Decrease)	38	4,182	22	(170)		1,230	492	955
Year Ended October 31, 2011
Dollars:
Sold	$10,932	$113,745	$2,167	$4,017		$25,215	$15,550	$39,729
Reinvested	631	1,905	110	279		742	629	1,734
Redeemed	(11,137)	(29,120)	(2,282)	(9,761)		(15,479)	(13,035)	(44,192)
Net Increase (Decrease)	$426	$86,530	$(5)	$(5,465	) $	10,478	$3,144	$(2,729)
Shares:
Sold	774	7,811	151	283		1,699	1,091	2,723
Reinvested	46	136	8	20		52	44	121
Redeemed	(799)	(2,055)	(160)	(674)		(1,097)	(895)	(2,964)
Net Increase (Decrease)	21	5,892	(1)	(371)		654	240	(120)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(230)	$(1,872)	$(6)	$(23	) $	(420)	$(283)	$(630)
From net realized gain on
investments	(1,755)	(7,322)	(358)	(709)		(2,948)	(1,708)	(3,423)
Total Dividends and
Distributions	$(1,985)	$(9,194)	$(364)	$(732	) $	(3,368)	$(1,991)	$(4,053)
Year Ended October 31, 2011
From net investment
income	$(203)	$(964)	$(23)	$(59	) $	(247)	$(263)	$(781)
From net realized gain on
investments	(428)	(941)	(87)	(220)		(495)	(366)	(953)
Total Dividends and
Distributions	$(631)	$(1,905)	$(110)	$(279	) $	(742)	$(629)	$(1,734)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												MidCap Value Fund I
												Year Ended		Year Ended
												October 31, 2012		October 31, 2011
Operations
Net investment income (loss)												$	16,007	$10,433
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												122,316		189,661
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies													50,807	(135,225)
		Net Increase (Decrease) in Net Assets Resulting from Operations										189,130		64,869

Dividends and Distributions to Shareholders
From net investment income													(8,906)	(17,124)
						Total Dividends and Distributions							(8,906)	(17,124)

Capital Share Transactions
Net increase (decrease) in capital share transactions													2,060	(58,234)
				Total increase (decrease) in net assets								182,284		(10,489)

Net Assets
Beginning of period												1,439,246		1,449,735
End of period (including undistributed net investment income as set forth below)												$1,621,530		$1,439,246
Undistributed (overdistributed) net investment income (loss)												$	12,647	$5,550

Class A(a)		Class B(a)	Class C(a)	Class J		Institutional		R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$3,040		$179,149		$1,153		$2,056		$4,850	$6,455	$19,716
Reinvested	N/A	N/A	N/A	67		8,517		–		–		37	80	193
Redeemed	N/A	N/A	N/A	(9,102)		(170,598)		(1,644)		(4,461)		(16,183)	(11,816)	(9,449)
Net Increase (Decrease)	N/A	N/A	N/A	$(5,995	) $	17,068		$(491)		$(2,405)		$(11,296)	$(5,281)	$10,460
Shares:
Sold	N/A	N/A	N/A	230		13,321		89		156		371	495	1,477
Reinvested	N/A	N/A	N/A	5		692		–		–		3	7	16
Redeemed	N/A	N/A	N/A	(685)		(12,754)		(125)		(344)		(1,220)	(881)	(709)
Net Increase (Decrease)	N/A	N/A	N/A	(450)		1,259		(36)		(188)		(846)	(379)	784
Year Ended October 31, 2011
Dollars:
Sold	$–	$–	$–	$5,179		$123,460		$1,390		$3,038		$11,639	$8,702	$17,511
Reinvested	–	–	–	334		15,798		31		78		275	268	340
Redeemed	(3,186)	(493)	(755)	(10,457)		(194,166)		(3,049)		(8,360)		(8,479)	(8,837)	(8,495)
Net Increase (Decrease)	$(3,186)	$(493)	$(755)	$(4,944	) $	(54,908)		$(1,628)		$(5,244)		$3,435	$133	$9,356
Shares:
Sold	–	–	–	396		9,340		107		230		905	667	1,340
Reinvested	–	–	–	26		1,213		3		6		21	21	26
Redeemed	(258)	(40)	(62)	(808)		(14,876)		(229)		(654)		(669)	(692)	(658)
Net Increase (Decrease)	(258)	(40)	(62)	(386)		(4,323)		(119)		(418)		257	(4)	708

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$(67	) $	(8,529	) $	–		$–		$(37)	$(80)	$(193)
From net realized gain on
investments	N/A	N/A	N/A	–		–		–		–		–	–	–
Total Dividends and Distributions	N/A	N/A	N/A	$(67	) $	(8,529	) $	–		$–		$(37)	$(80)	$(193)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$(334	) $	(15,798	) $	(31	) $	(78	) $	(275)	$(268)	$(340)
From net realized gain on
investments	–	–	–	–		–		–		–		–	–	–
Total Dividends and Distributions $	–	$–	$–	$(334	) $	(15,798	) $	(31	) $	(78	) $	(275)	$(268)	$(340)

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													MidCap Value Fund III
													Year Ended	Year Ended
													October 31, 2012	October 31, 2011
Operations
Net investment income (loss)													$1,116	$932
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions													5,526	9,605
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies													5,974	(3,590)
			Net Increase (Decrease) in Net Assets Resulting from Operations										12,616	6,947

Dividends and Distributions to Shareholders
From net investment income													(805)	(1,076)
								Total Dividends and Distributions					(805)	(1,076)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(6,486)	(9,661)
						Total increase (decrease) in net assets							5,325	(3,790)

Net Assets
Beginning of period													89,943	93,733
End of period (including undistributed net investment income as set forth below)													$95,268	$89,943
Undistributed (overdistributed) net investment income (loss)													$796	$485

	Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$3,030		$2,069	$92		$184		$1,173		$584		$1,462
Reinvested	702		11	1		5		12		10		64
Redeemed	(11,122)		(1,161)	(153)		(422)		(1,033)		(670)		(1,324)
Net Increase (Decrease)	$(7,390	) $	919	$(60	) $	(233	) $	152		$(76	) $	202
Shares:
Sold	238		152	7		15		88		47		115
Reinvested	59		1	–		–		1		1		5
Redeemed	(875)		(86)	(12)		(33)		(82)		(53)		(101)
Net Increase (Decrease)	(578)		67	(5)		(18)		7		(5)		19
Year Ended October 31, 2011
Dollars:
Sold	$4,020		$803	$69		$247		$812		$310		$1,521
Reinvested	924		4	4		14		21		17		92
Redeemed	(12,873)		(194)	(290)		(831)		(889)		(603)		(2,839)
Net Increase (Decrease)	$(7,929	) $	613	$(217	) $	(570	) $	(56	) $	(276	) $	(1,226)
Shares:
Sold	328		65	6		21		68		25		126
Reinvested	78		1	–		1		2		2		8
Redeemed	(1,066)		(16)	(24)		(68)		(72)		(50)		(236)
Net Increase (Decrease)	(660)		50	(18)		(46)		(2)		(23)		(102)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(702	) $	(11)	$(1	) $	(5	) $	(12	) $	(10	) $	(64)
From net realized gain on
investments	–		–	–		–		–		–		–
Total Dividends and Distributions $	(702	) $	(11)	$(1	) $	(5	) $	(12	) $	(10	) $	(64)
Year Ended October 31, 2011
From net investment
income	$(924	) $	(4)	$(4	) $	(14	) $	(21	) $	(17	) $	(92)
From net realized gain on
investments	–		–	–		–		–		–		–
Total Dividends and Distributions $	(924	) $	(4)	$(4	) $	(14	) $	(21	) $	(17	) $	(92)

See accompanying notes.

				STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Money Market Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	–			$–
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											4			4
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											–			–
			Net Increase (Decrease) in Net Assets Resulting from Operations								4			4

Capital Share Transactions
Net increase (decrease) in capital share transactions											(214,857)			14,549
						Total increase (decrease) in net assets					(214,853)			14,553

Net Assets
Beginning of period											1,338,634			1,324,081
End of period (including undistributed net investment income as set forth below)											$1,123,781			$1,338,634
Undistributed (overdistributed) net investment income (loss)										$	–			$–

	Class A		Class B	Class C	Class J	Institutional		R-1 (a)	R-2 (a)	R-3 (a)	R-4 (a)	R-5	(a)
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$442,667		$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193)		$(10,801)	$(10,236)	$(34,337)	$90,530		$(8,698)	$(21,198)	$(46,982)	$(24,170)	$(90,772)
Shares:
Sold	442,667		3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)		(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)
Year Ended October 31, 2011
Dollars:
Sold	$570,848		$10,967	$30,190	$194,727	$200,053		$3,245	$5,608	$25,655	$13,578	$54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$10,978	$(13,006)		$6,919	$6,664	$60,995		$(1,121)	$(4,510)	$(9,250)	$1,293	$(44,413)
Shares:
Sold	570,848		10,967	30,190	194,727	200,053		3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978		(13,006)	6,919	6,664	60,995		(1,121)	(4,510)	(9,250)	1,293	(44,413)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
Year Ended October 31, 2011
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Overseas Fund(a)
								Year Ended	Year Ended
								October 31, 2012	October 31, 2011
Operations
Net investment income (loss)								$37,792	$31,136
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions								(3,537)	53,592
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies								94,417	(175,517)
		Net Increase (Decrease) in Net Assets Resulting from Operations						128,672	(90,789)

Dividends and Distributions to Shareholders
From net investment income								(33,000)	(17,708)
From net realized gain on investments								(55,944)	(84,682)
						Total Dividends and Distributions		(88,944)	(102,390)

Capital Share Transactions
Net increase (decrease) in capital share transactions								317,058	406,801
					Total increase (decrease) in net assets			356,786	213,622

Net Assets
Beginning of period								1,351,191	1,137,569
End of period (including undistributed net investment income as set forth below)								$1,707,977	$1,351,191
Undistributed (overdistributed) net investment income (loss)								$33,863	$27,824

Institutional		R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$328,908	$10	$10		$10	$10	$10
Reinvested	88,944	–	–		–	–	–
Redeemed	(100,844)	–	–		–	–	–
Net Increase (Decrease)	$317,008	$10	$10		$10	$10	$10
Shares:
Sold	35,277	1	1		1	1	1
Reinvested	10,261	–	–		–	–	–
Redeemed	(10,660)	–	–		–	–	–
Net Increase (Decrease)	34,878	1	1		1	1	1
Year Ended October 31, 2011
Dollars:
Sold	$432,250	N/A	N/A		N/A	N/A	N/A
Reinvested	102,390	N/A	N/A		N/A	N/A	N/A
Redeemed	(127,839)	N/A	N/A		N/A	N/A	N/A
Net Increase (Decrease)	$406,801	N/A	N/A		N/A	N/A	N/A
Shares:
Sold	39,376	N/A	N/A		N/A	N/A	N/A
Reinvested	9,659	N/A	N/A		N/A	N/A	N/A
Redeemed	(11,906)	N/A	N/A		N/A	N/A	N/A
Net Increase (Decrease)	37,129	N/A	N/A		N/A	N/A	N/A

Distributions:
Year Ended October 31, 2012
From net investment income $	(33,000)	$–	$–	$	– $	–	$–
From net realized gain on
investments	(55,944)	–	–		–	–	–
Total Dividends and Distributions $	(88,944)	$–	$–	$	– $	–	$–
Year Ended October 31, 2011
From net investment income $	(17,708)	N/A	N/A		N/A	N/A	N/A
From net realized gain on
investments	(84,682)	N/A	N/A		N/A	N/A	N/A
Total Dividends and Distributions $ (102,390)		N/A	N/A		N/A	N/A	N/A

(a)	Effective February 29, 2012, International Value Fund I changed its name to Overseas Fund.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal Capital Appreciation Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)												$19,769	$13,650
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												30,709	21,191
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											143,648		52,912
			Net Increase (Decrease) in Net Assets Resulting from Operations								194,126		87,753

Dividends and Distributions to Shareholders
From net investment income											(14,952)		(17,064)
From net realized gain on investments											(20,341)		(37,979)
							Total Dividends and Distributions				(35,293)		(55,043)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(5,481)	490,980
						Total increase (decrease) in net assets					153,352		523,690

Net Assets
Beginning of period											1,609,783		1,086,093
End of period (including undistributed net investment income as set forth below)											$1,763,135		$1,609,783
Undistributed (overdistributed) net investment income (loss)												$16,402	$10,993

	Class A		Class B	Class C	Class P		Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$47,070		$296	$4,193	$6,666		$126,157	$369		$267	$5,470	$6,152	$9,908
Reinvested	11,368		781	350	180		21,321	32		37	174	159	432
Redeemed	(99,930)		(22,507)	(4,688)	(2,480)		(94,082)	(348)		(502)	(4,108)	(5,048)	(13,170)
Net Increase (Decrease)	$(41,492)		$(21,430)	$(145)	$4,366		$53,396	$53		$(198)	$1,536	$1,263	$(2,830)
Shares:
Sold	1,170		9	122	160		3,131	9		7	136	156	249
Reinvested	309		25	11	5		572	1		1	5	5	12
Redeemed	(2,486)		(663)	(137)	(61)		(2,292)	(9)		(13)	(104)	(126)	(316)
Net Increase (Decrease)	(1,007)		(629)	(4)	104		1,411	1		(5)	37	35	(55)
Year Ended October 31, 2011
Dollars:
Sold	$49,738		$934	$5,427	$11,092		$332,965	$602		$1,342	$3,038	$4,982	$11,110
Issued in acquisitions	187,973		8,780	2,409	–		32,435	981		615	4,033	477	626
Reinvested	15,325		1,987	727	–		34,698	10		4	50	155	509
Redeemed	(100,072)		(20,490)	(5,624)	(1,235)		(85,931)	(257)		(190)	(645)	(733)	(6,867)
Net Increase (Decrease)	$152,964		$(8,789)	$2,939	$9,857		$314,167	$1,336		$1,771	$6,476	$4,881	$5,378
Shares:
Sold	1,281		28	164	272		8,525	15		34	76	126	288
Issued in acquisitions	5,048		279	76	–		860	27		17	108	13	16
Reinvested	400		62	22	–		895	–		–	1	4	13
Redeemed	(2,576)		(618)	(170)	(33)		(2,171)	(7)		(5)	(17)	(19)	(175)
Net Increase (Decrease)	4,153		(249)	92	239		8,109	35		46	168	124	142

Distributions:
Year Ended October 31, 2012
From net investment
income	$(4,517	) $	– $	(28)	$(89)		$(9,974)	$(12)		$(13)	$(72)	$(64)	$(183)
From net realized gain on
investments	(7,223)		(807)	(344)	(113)		(11,364)	(20)		(24)	(102)	(95)	(249)
Total Dividends and
Distributions	$(11,740	) $	(807)	$(372)	$(202	) $	(21,338)	$(32)		$(37)	$(174)	$(159)	$(432)
Year Ended October 31, 2011
From net investment
income	$(4,465	) $	(72)	$(102)	$–		$(12,181)	$(3	) $	(1)	$(18)	$(52)	$(170)
From net realized gain on
investments	(12,121)		(2,145)	(681)	–		(22,548)	(7)		(3)	(32)	(103)	(339)
Total Dividends and
Distributions	$(16,586	) $	(2,217)	$(783)	$–		$(34,729)	$(10)		$(4)	$(50)	$(155)	$(509)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands															Principal LifeTime 2010 Fund
															Year Ended	Year Ended
															October 31, 2012	October 31, 2011
Operations
Net investment income (loss)															$33,861	$42,094
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions															51,649	9,424
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies															65,148	24,688
			Net Increase (Decrease) in Net Assets Resulting from Operations												150,658	76,206

Dividends and Distributions to Shareholders
From net investment income															(38,883)	(42,837)
									Total Dividends and Distributions						(38,883)	(42,837)

Capital Share Transactions
Net increase (decrease) in capital share transactions															(38,251)	(160,548)
							Total increase (decrease) in net assets								73,524	(127,179)

Net Assets
Beginning of period															1,637,142	1,764,321
End of period (including undistributed net investment income as set forth below)															$1,710,666	$1,637,142
Undistributed (overdistributed) net investment income (loss)															$10,700	$15,722

	Class A		Class J		Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$5,818		$28,413		$106,689		$2,599		$4,653		$17,245		$15,439		$25,390
Reinvested	734		4,414		27,335		339		481		1,483		1,641		2,445
Redeemed	(5,838)		(34,977)		(134,540)		(4,952)		(11,245)		(25,155)		(30,542)		(36,120)
Net Increase (Decrease)	$714		$(2,150	) $	(516	) $	(2,014	) $	(6,111	) $	(6,427)		$(13,462)		$(8,285)
Shares:
Sold	497		2,444		9,169		226		401		1,492		1,347		2,181
Reinvested	67		402		2,482		31		44		136		150		223
Redeemed	(500)		(3,022)		(11,536)		(428)		(980)		(2,189)		(2,650)		(3,128)
Net Increase (Decrease)	64		(176)		115		(171)		(535)		(561)		(1,153)		(724)
Year Ended October 31, 2011
Dollars:
Sold	$4,314		$32,843		$74,831		$3,162		$5,444		$17,108		$18,551		$21,792
Reinvested	813		4,485		29,298		395		763		1,908		1,808		3,356
Redeemed	(9,127)		(45,226)		(181,993)		(7,015)		(19,493)		(35,682)		(25,216)		(57,667)
Net Increase (Decrease)	$(4,000	) $	(7,898	) $	(77,864	) $	(3,458) $		(13,286)		$(16,666)		$(4,857)		$(32,519)
Shares:
Sold	377		2,877		6,567		280		485		1,511		1,624		1,922
Reinvested	72		402		2,623		35		69		172		163		301
Redeemed	(794)		(3,981)		(15,975)		(622)		(1,725)		(3,206)		(2,209)		(5,108)
Net Increase (Decrease)	(345)		(702)		(6,785)		(307)		(1,171)		(1,523)		(422)		(2,885)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(740	) $	(4,419	) $	(27,335	) $	(339	) $	(481	) $	(1,483	) $	(1,641	) $	(2,445)
From net realized gain on
investments	–		–		–		–		–		–		–		–
Total Dividends and
Distributions	$(740	) $	(4,419	) $	(27,335	) $	(339	) $	(481	) $	(1,483	) $	(1,641	) $	(2,445)
Year Ended October 31, 2011
From net investment
income	$(819	) $	(4,490	) $	(29,298	) $	(395	) $	(763	) $	(1,908	) $	(1,808	) $	(3,356)
From net realized gain on
investments	–		–		–		–		–		–		–		–
Total Dividends and
Distributions	$(819	) $	(4,490	) $	(29,298	) $	(395	) $	(763	) $	(1,908	) $	(1,808	) $	(3,356)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2015 Fund
							Year Ended	Year Ended
							October 31, 2012	October 31, 2011
Operations
Net investment income (loss)							$13,351	$12,367
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions							17,354	8,966
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies							35,853	(1,970)
		Net Increase (Decrease) in Net Assets Resulting from Operations					66,558	19,363

Dividends and Distributions to Shareholders
From net investment income							(14,089)	(11,235)
From net realized gain on investments							(8,967)	(10,455)
					Total Dividends and Distributions		(23,056)	(21,690)

Capital Share Transactions
Net increase (decrease) in capital share transactions							128,658	122,127
				Total increase (decrease) in net assets			172,160	119,800

Net Assets
Beginning of period							621,884	502,084
End of period (including undistributed net investment income as set forth below)							$794,044	$621,884
Undistributed (overdistributed) net investment income (loss)							$3,370	$4,108

Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$130,910	$3,117	$3,451	$24,446	$8,917	$33,081
Reinvested	17,234	453	346	1,732	1,961	1,330
Redeemed	(50,522)	(3,733)	(3,304)	(12,624)	(20,269)	(7,868)
Net Increase (Decrease)	$97,622	$(163)	$493	$13,554	$(9,391)	$26,543
Shares:
Sold	13,242	323	352	2,514	915	3,402
Reinvested	1,861	50	38	190	214	145
Redeemed	(5,103)	(383)	(345)	(1,298)	(2,083)	(803)
Net Increase (Decrease)	10,000	(10)	45	1,406	(954)	2,744
Year Ended October 31, 2011
Dollars:
Sold	$120,672	$4,240	$6,122	$24,969	$21,720	$17,655
Reinvested	15,971	511	447	1,502	1,810	1,449
Redeemed	(46,221)	(3,385)	(5,444)	(14,814)	(8,266)	(16,811)
Net Increase (Decrease)	$90,422	$1,366	$1,125	$11,657	$15,264	$2,293
Shares:
Sold	12,299	444	633	2,577	2,211	1,819
Reinvested	1,653	54	47	157	189	151
Redeemed	(4,766)	(349)	(569)	(1,518)	(842)	(1,715)
Net Increase (Decrease)	9,186	149	111	1,216	1,558	255

Distributions:
Year Ended October 31, 2012
From net investment
income	$(10,759)	$(235)	$(178)	$(975)	$(1,147)	$(795)
From net realized gain on
investments	(6,475)	(218)	(168)	(757)	(814)	(535)
Total Dividends and
Distributions	$(17,234)	$(453)	$(346)	$(1,732)	$(1,961)	$(1,330)
Year Ended October 31, 2011
From net investment
income	$(8,469)	$(220)	$(199)	$(731)	$(890)	$(726)
From net realized gain on
investments	(7,502)	(291)	(248)	(771)	(920)	(723)
Total Dividends and
Distributions	$(15,971)	$(511)	$(447)	$(1,502)	$(1,810)	$(1,449)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2020 Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$101,617	$101,937
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											85,100	21,559
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											345,434	48,890
		Net Increase (Decrease) in Net Assets Resulting from Operations									532,151	172,386

Dividends and Distributions to Shareholders
From net investment income											(108,020)	(103,087)
					Total Dividends and Distributions						(108,020)	(103,087)

Capital Share Transactions
Net increase (decrease) in capital share transactions											277,025	74,133
				Total increase (decrease) in net assets							701,156	143,432

Net Assets
Beginning of period											4,917,625	4,774,193
End of period (including undistributed net investment income as set forth below)											$5,618,781	$4,917,625
Undistributed (overdistributed) net investment income (loss)										$	17,813	$24,216

	Class A	Class B	Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,816	$88	$104,247	$364,447	$8,703		$11,249		$49,474	$33,317	$84,728
Reinvested	1,657	81	11,422	77,434	841		1,135		4,065	4,417	6,957
Redeemed	(13,550)	(2,398)	(87,636)	(186,289)	(10,158)		(21,375)		(38,028)	(70,593)	(76,026)
Net Increase (Decrease)	$6,923	$(2,229)	$28,033	$255,592	$(614	) $	(8,991	) $	15,511	$(32,859)	$15,659
Shares:
Sold	1,557	8	8,660	30,187	725		937		4,152	2,797	7,029
Reinvested	146	7	1,017	6,877	75		102		363	394	620
Redeemed	(1,117)	(197)	(7,308)	(15,411)	(844)		(1,812)		(3,177)	(5,914)	(6,424)
Net Increase (Decrease)	586	(182)	2,369	21,653	(44)		(773)		1,338	(2,723)	1,225
Year Ended October 31, 2011
Dollars:
Sold	$14,269	$257	$99,466	$309,509	$8,393		$10,911		$45,804	$45,357	$66,680
Reinvested	1,581	92	10,470	72,512	841		1,581		3,967	4,282	7,742
Redeemed	(14,431)	(1,403)	(92,501)	(263,788)	(10,765)		(42,038)		(58,368)	(40,777)	(105,510)
Net Increase (Decrease)	$1,419	$(1,054)	$17,435	$118,233	$(1,531)		$(29,546)		$(8,597)	$8,862	$(31,088)
Shares:
Sold	1,201	22	8,427	26,060	715		933		3,880	3,805	5,672
Reinvested	135	8	900	6,219	72		137		342	369	666
Redeemed	(1,216)	(119)	(7,853)	(22,391)	(920)		(3,584)		(5,076)	(3,471)	(8,957)
Net Increase (Decrease)	120	(89)	1,474	9,888	(133)		(2,514)		(854)	703	(2,619)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,661) $	(82) $	(11,427)	$(77,435)	$(841	) $	(1,135	) $	(4,065)	$(4,417)	$(6,957)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,661)	$(82)	$(11,427)	$(77,435)	$(841	) $	(1,135	) $	(4,065)	$(4,417)	$(6,957)
Year Ended October 31, 2011
From net investment
income	$(1,590)	$(93)	$(10,479)	$(72,512)	$(841	) $	(1,581	) $	(3,967)	$(4,282)	$(7,742)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,590)	$(93)	$(10,479)	$(72,512)	$(841	) $	(1,581	) $	(3,967)	$(4,282)	$(7,742)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2025 Fund
							Year Ended	Year Ended
							October 31, 2012	October 31, 2011
Operations
Net investment income (loss)							$16,093	$11,417
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions							21,848	2,714
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies							49,950	3,955
		Net Increase (Decrease) in Net Assets Resulting from Operations					87,891	18,086

Dividends and Distributions to Shareholders
From net investment income							(16,444)	(11,093)
From net realized gain on investments							(2,875)	(8,759)
					Total Dividends and Distributions		(19,319)	(19,852)

Capital Share Transactions
Net increase (decrease) in capital share transactions							218,190	169,520
				Total increase (decrease) in net assets			286,762	167,754

Net Assets
Beginning of period							731,446	563,692
End of period (including undistributed net investment income as set forth below)							$1,018,208	$731,446
Undistributed (overdistributed) net investment income (loss)							$1,984	$2,335

Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$187,095	$2,803	$5,196	$32,345	$14,217	$34,997
Reinvested	14,574	287	285	1,457	1,284	1,431
Redeemed	(29,302)	(3,260)	(4,793)	(11,780)	(21,704)	(6,942)
Net Increase (Decrease)	$172,367	$(170)	$688	$22,022	$(6,203)	$29,486
Shares:
Sold	19,052	292	536	3,334	1,470	3,602
Reinvested	1,603	32	32	162	142	158
Redeemed	(2,987)	(341)	(510)	(1,211)	(2,236)	(715)
Net Increase (Decrease)	17,668	(17)	58	2,285	(624)	3,045
Year Ended October 31, 2011
Dollars:
Sold	$180,422	$3,338	$6,753	$26,397	$17,527	$21,408
Reinvested	14,475	414	362	1,515	1,411	1,675
Redeemed	(66,673)	(2,782)	(3,244)	(12,454)	(7,418)	(13,606)
Net Increase (Decrease)	$128,224	$970	$3,871	$15,458	$11,520	$9,477
Shares:
Sold	18,504	351	712	2,767	1,803	2,226
Reinvested	1,517	44	38	160	149	176
Redeemed	(6,724)	(288)	(344)	(1,280)	(768)	(1,398)
Net Increase (Decrease)	13,297	107	406	1,647	1,184	1,004

Distributions:
Year Ended October 31, 2012
From net investment
income	$(12,502)	$(228)	$(229)	$(1,203)	$(1,074)	$(1,208)
From net realized gain on
investments	(2,072)	(60)	(56)	(254)	(210)	(223)
Total Dividends and
Distributions	$(14,574)	$(288)	$(285)	$(1,457)	$(1,284)	$(1,431)
Year Ended October 31, 2011
From net investment
income	$(8,291)	$(188)	$(174)	$(784)	$(746)	$(910)
From net realized gain on
investments	(6,184)	(226)	(188)	(731)	(665)	(765)
Total Dividends and
Distributions	$(14,475)	$(414)	$(362)	$(1,515)	$(1,411)	$(1,675)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2030 Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$	92,725	$78,913
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												56,759	24,750
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												347,718	46,833
		Net Increase (Decrease) in Net Assets Resulting from Operations										497,202	150,496

Dividends and Distributions to Shareholders
From net investment income												(97,326)	(79,981)
						Total Dividends and Distributions						(97,326)	(79,981)

Capital Share Transactions
Net increase (decrease) in capital share transactions												358,784	121,264
						Total increase (decrease) in net assets						758,660	191,779

Net Assets
Beginning of period												4,486,622	4,294,843
End of period (including undistributed net investment income as set forth below)												$5,245,282	$4,486,622
Undistributed (overdistributed) net investment income (loss)											$	8,598	$13,199

	Class A	Class B		Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$17,275	$54		$126,415	$377,230	$7,103		$11,703		$42,698	$40,322	$77,050
Reinvested	1,335	69		10,987	69,638	705		1,134		3,566	3,761	6,123
Redeemed	(9,968)	(2,268)		(76,836)	(145,703)	(9,463)		(22,326)		(42,198)	(61,939)	(67,683)
Net Increase (Decrease)	$8,642	$(2,145	) $	60,566	$301,165	$(1,655	) $	(9,489	) $	4,066	$(17,856)	$15,490
Shares:
Sold	1,451	4		10,626	31,780	604		990		3,607	3,346	6,465
Reinvested	120	6		994	6,302	64		103		323	333	554
Redeemed	(842)	(189)		(6,480)	(12,316)	(805)		(1,902)		(3,538)	(5,123)	(5,738)
Net Increase (Decrease)	729	(179)		5,140	25,766	(137)		(809)		392	(1,444)	1,281
Year Ended October 31, 2011
Dollars:
Sold	$15,667	$210		$113,241	$320,997	$7,611		$11,388		$37,502	$35,557	$64,277
Reinvested	1,050	70		8,230	56,512	589		1,181		3,087	3,127	6,125
Redeemed	(10,906)	(1,409)		(79,028)	(226,611)	(8,739)		(35,055)		(56,347)	(36,692)	(110,370)
Net Increase (Decrease)	$5,811	$(1,129	) $	42,443	$150,898	$(539)		$(22,486)		$(15,758)	$1,992	$(39,968)
Shares:
Sold	1,334	18		9,676	27,329	654		979		3,192	2,933	5,515
Reinvested	91	6		712	4,884	51		102		267	264	529
Redeemed	(925)	(120)		(6,799)	(19,379)	(745)		(2,994)		(5,007)	(3,066)	(9,374)
Net Increase (Decrease)	500	(96)		3,589	12,834	(40)		(1,913)		(1,548)	131	(3,330)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,339)	$(69)		$(10,991)	$(69,638)	$(705	) $	(1,134	) $	(3,566)	$(3,761)	$(6,123)
From net realized gain on
investments	–	–		–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,339)	$(69)		$(10,991)	$(69,638)	$(705	) $	(1,134	) $	(3,566)	$(3,761)	$(6,123)
Year Ended October 31, 2011
From net investment
income	$(1,059)	$(70	) $	(8,231)	$(56,512)	$(589	) $	(1,181	) $	3,087)	$(3,127)	$(6,125)
From net realized gain on
investments	–	–		–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,059)	$(70	) $	(8,231)	$(56,512)	$(589	) $	(1,181	) $	(3,087)	$(3,127)	$(6,125)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2035 Fund
								Year Ended	Year Ended
								October 31, 2012	October 31, 2011
Operations
Net investment income (loss)								$9,564	$6,467
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions								12,299	1,601
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies								37,057	1,943
		Net Increase (Decrease) in Net Assets Resulting from Operations						58,920	10,011

Dividends and Distributions to Shareholders
From net investment income								(9,895)	(6,100)
From net realized gain on investments								(1,594)	(6,088)
						Total Dividends and Distributions		(11,489)	(12,188)

Capital Share Transactions
Net increase (decrease) in capital share transactions								154,774	117,724
					Total increase (decrease) in net assets			202,205	115,547

Net Assets
Beginning of period								472,529	356,982
End of period (including undistributed net investment income as set forth below)								$674,734	$472,529
Undistributed (overdistributed) net investment income (loss)								$738	$1,069

Institutional		R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$134,656	$3,634	$3,685		$21,586	$15,831	$21,482
Reinvested	8,634	210	122		932	777	814
Redeemed	(22,111)	(3,183)	(2,706)		(9,167)	(15,796)	(4,626)
Net Increase (Decrease)	$121,179	$661	$1,101		$13,351	$812	$17,670
Shares:
Sold	13,865	383	386		2,249	1,663	2,233
Reinvested	965	24	14		105	87	91
Redeemed	(2,293)	(340)	(287)		(976)	(1,631)	(473)
Net Increase (Decrease)	12,537	67	113		1,378	119	1,851
Year Ended October 31, 2011
Dollars:
Sold	$96,877	$3,305	$3,448		$15,136	$10,895	$16,456
Reinvested	8,767	308	179		1,066	957	911
Redeemed	(17,229)	(1,989)	(2,065)		(5,762)	(5,267)	(8,269)
Net Increase (Decrease)	$88,415	$1,624	$1,562		$10,440	$6,585	$9,098
Shares:
Sold	10,130	351	364		1,598	1,134	1,734
Reinvested	926	33	19		114	102	96
Redeemed	(1,819)	(209)	(219)		(603)	(549)	(860)
Net Increase (Decrease)	9,237	175	164		1,109	687	970

Distributions:
Year Ended October 31, 2012
From net investment
income	$(7,498)	$(168)	$(99)		$(777)	$(657)	$(696)
From net realized gain on
investments	(1,136)	(42)	(23)		(155)	(120)	(118)
Total Dividends and
Distributions	$(8,634)	$(210)	$(122)	$	(932)	$(777)	$(814)
Year Ended October 31, 2011
From net investment
income	$(4,546)	$(116)	$(73)		$(475)	$(449)	$(441)
From net realized gain on
investments	(4,221)	(192)	(106)		(591)	(508)	(470)
Total Dividends and
Distributions	$(8,767)	$(308)	$(179)		$(1,066)	$(957)	$(911)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2040 Fund
										Year Ended			Year Ended
										October 31, 2012			October 31, 2011
Operations
Net investment income (loss)										$		50,437	$42,011
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												39,063	15,058
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											217,440		24,475
		Net Increase (Decrease) in Net Assets Resulting from Operations									306,940		81,544

Dividends and Distributions to Shareholders
From net investment income											(53,315)		(40,625)
					Total Dividends and Distributions						(53,315)		(40,625)

Capital Share Transactions
Net increase (decrease) in capital share transactions											270,861		116,212
				Total increase (decrease) in net assets							524,486		157,131

Net Assets
Beginning of period											2,678,398		2,521,267
End of period (including undistributed net investment income as set forth below)											$3,202,884		$2,678,398
Undistributed (overdistributed) net investment income (loss)										$		2,692	$5,570

	Class A	Class B	Class J	Institutional	R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$11,877	$23	$80,148	$262,703	$6,504	$8,871		$27,232		$32,993		$47,962
Reinvested	782	44	4,968	39,361	416	579		1,904		1,982		3,275
Redeemed	(6,585)	(1,682)	(37,915)	(94,521)	(5,954)	(11,117)		(30,195)		(33,076)		(39,718)
Net Increase (Decrease)	$6,074	$(1,615)	$47,201	$207,543	$966	$(1,667)		$(1,059	) $	1,899		$11,519
Shares:
Sold	1,000	2	6,695	21,853	548	744		2,299		2,820		4,001
Reinvested	71	4	448	3,536	37	52		172		179		295
Redeemed	(553)	(143)	(3,177)	(7,895)	(499)	(944)		(2,560)		(2,778)		(3,344)
Net Increase (Decrease)	518	(137)	3,966	17,494	86	(148)		(89)		221		952
Year Ended October 31, 2011
Dollars:
Sold	$10,335	$143	$70,376	$229,478	$6,715	$7,691		$24,711		$28,506		$46,127
Reinvested	554	34	3,216	29,928	311	527		1,441		1,462		3,149
Redeemed	(5,799)	(718)	(36,609)	(151,368)	(6,340)	(19,094)		(29,365)		(21,524)		(77,675)
Net Increase (Decrease)	$5,090	$(541)	$36,983	$108,038	$686	$(10,876)		$(3,213	) $	8,444	$(28,399)
Shares:
Sold	883	12	5,943	19,306	570	651		2,088		2,416		3,921
Reinvested	48	3	275	2,543	27	45		123		125		268
Redeemed	(495)	(61)	(3,102)	(12,743)	(529)	(1,616)		(2,610)		(1,828)		(6,488)
Net Increase (Decrease)	436	(46)	3,116	9,106	68	(920)		(399)		713		(2,299)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(784)	$(44)	$(4,970)	$(39,361)	$(416)	$(579)		$(1,904	) $	(1,982	) $	(3,275)
From net realized gain on
investments	–	–	–	–	–	–		–		–		–
Total Dividends and
Distributions	$(784)	$(44)	$(4,970)	$(39,361)	$(416)	$(579)		$(1,904	) $	(1,982	) $	(3,275)
Year Ended October 31, 2011
From net investment
income	$(556)	$(34)	$(3,217)	$(29,928)	$(311)	$(527)		$(1,441	) $	(1,462	) $	(3,149)
From net realized gain on
investments	–	–	–	–	–	–		–		–		–
Total Dividends and
Distributions	$(556)	$(34)	$(3,217)	$(29,928)	$(311)	$(527	) $	(1,441	) $	(1,462	) $	(3,149)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Principal LifeTime 2045 Fund
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$4,343	$2,667
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												5,392	821
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												20,235	(104)
			Net Increase (Decrease) in Net Assets Resulting from Operations									29,970	3,384

Dividends and Distributions to Shareholders
From net investment income												(4,482)	(2,410)
From net realized gain on investments												(842)	(2,834)
									Total Dividends and Distributions			(5,324)	(5,244)

Capital Share Transactions
Net increase (decrease) in capital share transactions												95,543	73,050
							Total increase (decrease) in net assets					120,189	71,190

Net Assets
Beginning of period												228,575	157,385
End of period (including undistributed net investment income as set forth below)												$348,764	$228,575
Undistributed (overdistributed) net investment income (loss)												$198	$337

Institutional			R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$77,704		$2,464		$2,692		$12,840		$16,731		$11,227
Reinvested	3,827		115		72		569		336		403
Redeemed	(8,566)		(1,430)		(658)		(12,900)		(7,400)		(2,483)
Net Increase (Decrease)	$72,965		$1,149		$2,106		$509		$9,667		$9,147
Shares:
Sold	8,059		263		285		1,366		1,830		1,185
Reinvested	433		13		8		65		38		46
Redeemed	(891)		(153)		(71)		(1,432)		(781)		(264)
Net Increase (Decrease)	7,601		123		222		(1)		1,087		967
Year Ended October 31, 2011
Dollars:
Sold	$55,279		$2,105		$2,149		$10,003		$5,952		$8,661
Reinvested	3,615		161		81		611		395		381
Redeemed	(8,030)		(862)		(846)		(2,203)		(2,140)		(2,262)
Net Increase (Decrease)	$50,864		$1,404		$1,384		$8,411		$4,207		$6,780
Shares:
Sold	5,782		227		230		1,067		631		921
Reinvested	383		17		9		66		42		41
Redeemed	(846)		(91)		(90)		(236)		(227)		(235)
Net Increase (Decrease)	5,319		153		149		897		446		727

Distributions:
Year Ended October 31, 2012
From net investment
income	$(3,259	) $	(89	) $	(57	) $	(463	) $	(277	) $	(337)
From net realized gain on
investments	(570)		(26)		(15)		(106)		(59)		(66)
Total Dividends and
Distributions	$(3,829	) $	(115	) $	(72	) $	(569	) $	(336	) $	(403)
Year Ended October 31, 2011
From net investment
income	$(1,738	) $	(56	) $	(30	) $	(245	) $	(170	) $	(171)
From net realized gain on
investments	(1,877)		(105)		(51)		(366)		(225)		(210)
Total Dividends and
Distributions	$(3,615	) $	(161	) $	(81	) $	(611	) $	(395	) $	(381)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Principal LifeTime 2050 Fund
												Year Ended		Year Ended
												October 31, 2012		October 31, 2011
Operations
Net investment income (loss)												$	20,118	$16,538
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions													17,557	7,251
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies													94,926	9,866
		Net Increase (Decrease) in Net Assets Resulting from Operations											132,601	33,655

Dividends and Distributions to Shareholders
From net investment income													(21,014)	(15,688)
							Total Dividends and Distributions						(21,014)	(15,688)

Capital Share Transactions
Net increase (decrease) in capital share transactions													157,123	46,954
					Total increase (decrease) in net assets								268,710	64,921

Net Assets
Beginning of period													1,123,974	1,059,053
End of period (including undistributed net investment income as set forth below)													$1,392,684	$1,123,974
Undistributed (overdistributed) net investment income (loss)												$	870	$1,766

	Class A	Class B		Class J	Institutional		R-1		R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$6,758	$25		$23,829	$143,282		$4,475		$5,218	$13,754		$19,051	$23,469
Reinvested	415	10		1,024	16,489		167		232	700		742	1,233
Redeemed	(4,644)	(395)		(10,788)	(40,715)		(2,842)		(5,457)	(13,044)		(12,319)	(13,546)
Net Increase (Decrease)	$2,529	$(360	) $	14,065	$119,056		$1,800		$(7)	$1,410		$7,474	$11,156
Shares:
Sold	584	2		2,107	12,413		394		455	1,218		1,704	2,043
Reinvested	39	1		98	1,553		15		22	66		70	116
Redeemed	(404)	(34)		(955)	(3,578)		(248)		(483)	(1,173)		(1,076)	(1,207)
Net Increase (Decrease)	219	(31)		1,250	10,388		161		(6)	111		698	952
Year Ended October 31, 2011
Dollars:
Sold	$6,191	$18		$22,890	$130,220		$3,956		$4,484	$14,336		$11,930	$22,145
Reinvested	296	7		604	12,498		114		198	449		488	1,031
Redeemed	(4,256)	(355)		(10,488)	(115,701)		(3,079)		(9,407)	(10,790)		(6,602)	(24,223)
Net Increase (Decrease)	$2,231	$(330	) $	13,006	$27,017		$991		$(4,725)	$3,995		$5,816	$(1,047)
Shares:
Sold	541	2		2,043	11,438		351		396	1,261		1,041	1,960
Reinvested	26	1		54	1,107		10		18	40		43	91
Redeemed	(373)	(32)		(936)	(10,087)		(270)		(822)	(1,011)		(577)	(2,105)
Net Increase (Decrease)	194	(29)		1,161	2,458		91		(408)	290		507	(54)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(415)	$(10	) $	(1,026)	$(16,489	) $	(167	) $	(232)	$(700	) $	(742)	$(1,233)
From net realized gain on
investments	–	–		–	–		–		–	–		–	–
Total Dividends and Distributions $	(415)	$(10	) $	(1,026)	$(16,489	) $	(167	) $	(232)	$(700	) $	(742)	$(1,233)
Year Ended October 31, 2011
From net investment
income	$(298)	$(7	) $	(605)	$(12,498	) $	(114	) $	(198)	$(449	) $	(488)	$(1,031)
From net realized gain on
investments	–	–		–	–		–		–	–		–	–
Total Dividends and Distributions $	(298)	$(7	) $	(605)	$(12,498	) $	(114	) $	(198)	$(449	) $	(488)	$(1,031)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Principal LifeTime 2055 Fund
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$645	$379
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												698	138
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												3,419	(219)
			Net Increase (Decrease) in Net Assets Resulting from Operations									4,762	298

Dividends and Distributions to Shareholders
From net investment income												(669)	(337)
From net realized gain on investments												(147)	(336)
									Total Dividends and Distributions			(816)	(673)

Capital Share Transactions
Net increase (decrease) in capital share transactions												22,795	12,249
							Total increase (decrease) in net assets					26,741	11,874

Net Assets
Beginning of period												34,445	22,571
End of period (including undistributed net investment income as set forth below)												$61,186	$34,445
Undistributed (overdistributed) net investment income (loss)												$25	$49

Institutional			R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$23,705		$462		$446		$2,385		$1,891		$3,043
Reinvested	661		15		5		41		46		48
Redeemed	(6,641)		(279)		(127)		(943)		(1,069)		(894)
Net Increase (Decrease)	$17,725		$198		$324		$1,483		$868		$2,197
Shares:
Sold	2,468		49		48		251		200		322
Reinvested	75		2		1		5		5		6
Redeemed	(699)		(30)		(14)		(102)		(114)		(94)
Net Increase (Decrease)	1,844		21		35		154		91		234
Year Ended October 31, 2011
Dollars:
Sold	$16,382		$500		$320		$1,458		$1,489		$1,359
Reinvested	536		12		9		34		41		41
Redeemed	(7,273)		(168)		(392)		(761)		(572)		(766)
Net Increase (Decrease)	$9,645		$344		$(63	) $	731		$958		$634
Shares:
Sold	1,719		54		34		154		156		145
Reinvested	56		1		1		4		5		4
Redeemed	(767)		(18)		(41)		(78)		(60)		(81)
Net Increase (Decrease)	1,008		37		(6)		80		101		68

Distributions:
Year Ended October 31, 2012
From net investment
income	$(546	) $	(11	) $	(4	) $	(32	) $	(37	) $	(39)
From net realized gain on
investments	(115)		(4)		(1)		(9)		(9)		(9)
Total Dividends and Distributions $	(661	) $	(15	) $	(5	) $	(41	) $	(46	) $	(48)
Year Ended October 31, 2011
From net investment
income	$(277	) $	(4	) $	(4	) $	(14	) $	(19	) $	(19)
From net realized gain on
investments	(259)		(8)		(5)		(20)		(22)		(22)
Total Dividends and Distributions $	(536	) $	(12	) $	(9	) $	(34	) $	(41	) $	(41)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

											Principal LifeTime
Amounts in thousands											Strategic Income Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	15,641	$20,377
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											8,030	3,241
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											35,282	819
		Net Increase (Decrease) in Net Assets Resulting from Operations									58,953	24,437

Dividends and Distributions to Shareholders
From net investment income											(19,067)	(19,583)
							Total Dividends and Distributions				(19,067)	(19,583)

Capital Share Transactions
Net increase (decrease) in capital share transactions											59,707	3,938
					Total increase (decrease) in net assets						99,593	8,792

Net Assets
Beginning of period											681,610	672,818
End of period (including undistributed net investment income as set forth below)											$781,203	$681,610
Undistributed (overdistributed) net investment income (loss)										$	6,657	$10,083

	Class A	Class B		Class J	Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$5,345	$36		$11,472	$105,772		$2,547	$3,003	$17,837	$8,743	$31,145
Reinvested	643	10		1,627	13,742		224	247	770	795	1,005
Redeemed	(3,804)	(412)		(10,977)	(64,141)		(3,978)	(4,088)	(14,022)	(14,934)	(28,900)
Net Increase (Decrease)	$2,184	$(366	) $	2,122	$55,373		$(1,207)	$(838)	$4,585	$(5,396)	$3,250
Shares:
Sold	476	3		1,032	9,522		231	274	1,622	798	2,819
Reinvested	60	1		154	1,290		21	24	73	75	94
Redeemed	(341)	(37)		(996)	(5,756)		(363)	(370)	(1,275)	(1,356)	(2,614)
Net Increase (Decrease)	195	(33)		190	5,056		(111)	(72)	420	(483)	299
Year Ended October 31, 2011
Dollars:
Sold	$4,312	$180		$15,414	$89,908		$3,332	$5,035	$13,600	$7,523	$13,195
Reinvested	718	17		1,665	13,796		274	287	887	755	1,173
Redeemed	(5,412)	(243)		(14,117)	(98,254)		(4,053)	(10,472)	(13,737)	(7,943)	(13,902)
Net Increase (Decrease)	$(382)	$(46	) $	2,962	$5,450		$(447)	$(5,150)	$750	$335	$466
Shares:
Sold	396	16		1,427	8,296		308	467	1,260	697	1,215
Reinvested	67	2		158	1,303		26	27	85	72	111
Redeemed	(494)	(23)		(1,309)	(9,061)		(373)	(972)	(1,285)	(737)	(1,287)
Net Increase (Decrease)	(31)	(5)		276	538		(39)	(478)	60	32	39

Distributions:
Year Ended October 31, 2012
From net investment
income	$(645)	$(10	) $	(1,629)	$(13,742	) $	(224)	$(247)	$(770)	$(795)	$(1,005)
From net realized gain on
investments	–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(645)	$(10	) $	(1,629)	$(13,742	) $	(224)	$(247)	$(770)	$(795)	$(1,005)
Year Ended October 31, 2011
From net investment
income	$(724)	$(17	) $	(1,670)	$(13,796)		$(274)	$(287)	$(887)	$(755)	$(1,173)
From net realized gain on
investments	–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(724)	$(17	) $	(1,670)	$(13,796	) $	(274)	$(287)	$(887)	$(755)	$(1,173)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Real Estate Securities Fund
											Year Ended				Year Ended
											October 31, 2012				October 31, 2011
Operations
Net investment income (loss)													$21,692		$	11,403
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions											255,235				147,048
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies											(60,814)					15,930
			Net Increase (Decrease) in Net Assets Resulting from Operations								216,113				174,381

Dividends and Distributions to Shareholders
From net investment income											(15,917)				(19,887)
							Total Dividends and Distributions				(15,917)				(19,887)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(470,648)				(123,807)
						Total increase (decrease) in net assets					(270,452)					30,687

Net Assets
Beginning of period											1,739,035				1,708,348
End of period (including undistributed net investment income as set forth below)											$1,468,583				$1,739,035
Undistributed (overdistributed) net investment income (loss)													$4,733		$	(124)

	Class A		Class B	Class C		Class J	Class P	Institutional		R-1	R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$58,341		$273	$7,270		$22,287	$10,328	$361,015		$2,999	$4,944		$17,954		$17,382	$28,913
Reinvested	1,030		–	–		1,015	75	11,207		28	75		308		331	1,051
Redeemed	(40,818)		(4,261)	(5,302)		(28,338)	(7,807)	(865,437)		(3,162)	(4,260)		(13,559)		(13,877)	(30,653)
Net Increase (Decrease)	$18,553		$(3,988)	$1,968		$(5,036)	$2,596	$(493,215	) $	(135)	$759		$4,703		$3,836	$(689)
Shares:
Sold	3,190		14	388		1,206	542	19,157		160	269		962		949	1,563
Reinvested	53		–	–		54	4	589		1	4		16		18	56
Redeemed	(2,190)		(229)	(287)		(1,552)	(409)	(45,765)		(167)	(235)		(733)		(745)	(1,622)
Net Increase (Decrease)	1,053		(215)	101		(292)	137	(26,019)		(6)	38		245		222	(3)
Year Ended October 31, 2011
Dollars:
Sold	$47,493		$605	$7,933		$22,577	$19,966	$254,379		$3,331	$2,945		$11,215		$15,235	$48,718
Reinvested	851		33	30		1,112	17	15,786		36	88		318		265	803
Redeemed	(45,445)		(4,644)	(4,593)		(31,772)	(2,248)	(436,253)		(3,789)	(6,202)		(15,280)		(8,962)	(18,355)
Net Increase (Decrease)	$2,899		$(4,006)	$3,370		$(8,083)	$17,735	$(166,088	) $	(422)	$(3,169	) $	(3,747)		$6,538	$31,166
Shares:
Sold	2,821		37	475		1,371	1,175	15,190		199	181		676		920	2,864
Reinvested	52		2	2		70	1	965		2	6		20		17	50
Redeemed	(2,666)		(279)	(276)		(1,949)	(138)	(26,502)		(231)	(384)		(928)		(559)	(1,112)
Net Increase (Decrease)	207		(240)	201		(508)	1,038	(10,347)		(30)	(197)		(232)		378	1,802

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,054	) $	–	$–		$(1,016)	$(214)	$(11,836	) $	(28)	$(76	) $	(311	) $	(331)	$(1,051)
From net realized gain on
investments	–		–	–		–	–	–		–	–		–		–	–
Total Dividends and Distributions $	(1,054	) $	–	$–		$(1,016)	$(214)	$(11,836	) $	(28)	$(76	) $	(311	) $	(331)	$(1,051)
Year Ended October 31, 2011
From net investment
income	$(928	) $	(35)	$(47	) $	(1,114)	$(61)	$(16,187	) $	(36)	$(88	) $	(321	) $	(265)	$(805)
From net realized gain on
investments	–		–	–		–	–	–		–	–		–		–	–
Total Dividends and Distributions $	(928	) $	(35)	$(47	) $	(1,114)	$(61)	$(16,187	) $	(36)	$(88	) $	(321	) $	(265)	$(805)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Balanced Portfolio
									Year Ended			Year Ended
									October 31, 2012			October 31, 2011
Operations
Net investment income (loss)									$	62,392		$66,154
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										39,839		38,125
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										235,002		17,246
		Net Increase (Decrease) in Net Assets Resulting from Operations								337,233		121,525

Dividends and Distributions to Shareholders
From net investment income										(62,722)		(66,299)
						Total Dividends and Distributions				(62,722)		(66,299)

Capital Share Transactions
Net increase (decrease) in capital share transactions										334,096		(30,252)
					Total increase (decrease) in net assets					608,607		24,974

Net Assets
Beginning of period										3,240,545		3,215,571
End of period (including undistributed net investment income as set forth below)										$3,849,152		$3,240,545
Undistributed (overdistributed) net investment income (loss)									$	2,344		$2,674

	Class A	Class B		Class C	Class J	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$239,587	$4,094		$57,458	$195,201	$373,381	$1,329	$3,774	$22,028	$15,507		$32,246
Reinvested	30,230	2,454		6,366	11,889	7,610	72	133	573	497		1,091
Redeemed	(301,215)	(130,473)		(93,104)	(92,135)	(27,988)	(2,818)	(2,189)	(8,210)	(5,622)		(7,670)
Net Increase (Decrease)	$(31,398)	$(123,925)		$(29,280)	$114,955	$353,003	$(1,417)	$1,718	$14,391	$10,382		$25,667
Shares:
Sold	18,146	311		4,405	15,152	28,637	100	284	1,684	1,199		2,481
Reinvested	2,324	193		500	935	584	6	10	44	38		85
Redeemed	(22,892)	(9,942)		(7,156)	(7,139)	(2,115)	(215)	(164)	(626)	(428)		(597)
Net Increase (Decrease)	(2,422)	(9,438)		(2,251)	8,948	27,106	(109)	130	1,102	809		1,969
Year Ended October 31, 2011
Dollars:
Sold	$272,512	$8,024		$68,616	$182,604	$130,730	$1,000	$5,778	$14,708	$13,466		$25,534
Reinvested	33,429	4,688		7,826	10,421	4,540	88	130	454	279		745
Redeemed	(381,806)	(181,006)		(121,791)	(79,273)	(31,582)	(664)	(3,390)	(5,641)	(2,332)		(8,339)
Net Increase (Decrease)	$(75,865)	$(168,294)		$(45,349)	$113,752	$103,688	$424	$2,518	$9,521	$11,413		$17,940
Shares:
Sold	21,141	623		5,383	14,545	10,335	79	459	1,140	1,049		2,027
Reinvested	2,631	369		622	840	363	7	11	36	22		59
Redeemed	(29,763)	(14,089)		(9,606)	(6,346)	(2,500)	(53)	(259)	(445)	(185)		(661)
Net Increase (Decrease)	(5,991)	(13,097)		(3,601)	9,039	8,198	33	211	731	886		1,425

Distributions:
Year Ended October 31, 2012
From net investment
income	$(31,467)	$(2,567	) $	(6,801)	$(11,909)	$(7,612)	$(72)	$(133)	$(573	) $	(497)	$(1,091)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–		–
Total Dividends and
Distributions	$(31,467)	$(2,567	) $	(6,801)	$(11,909)	$(7,612)	$(72)	$(133)	$(573	) $	(497)	$(1,091)
Year Ended October 31, 2011
From net investment
income	$(36,057)	$(5,086	) $	(8,484)	$(10,431)	$(4,545)	$(88)	$(130)	$(454	) $	(279)	$(745)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–		–
Total Dividends and
Distributions	$(36,057)	$(5,086	) $	(8,484)	$(10,431)	$(4,545)	$(88)	$(130)	$(454	) $	(279)	$(745)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended			Year Ended
								October 31, 2012			October 31, 2011
Operations
Net investment income (loss)								$	24,370			$23,031
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions									7,340			13,103
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies									62,217			(6,423)
		Net Increase (Decrease) in Net Assets Resulting from Operations							93,927			29,711

Dividends and Distributions to Shareholders
From net investment income								(23,747)				(22,941)
From net realized gain on investments									(4,616)			–
					Total Dividends and Distributions			(28,363)				(22,941)

Capital Share Transactions
Net increase (decrease) in capital share transactions								243,653				91,986
				Total increase (decrease) in net assets				309,217				98,756

Net Assets
Beginning of period								921,928				823,172
End of period (including undistributed net investment income as set forth below)								$1,231,145				$921,928
Undistributed (overdistributed) net investment income (loss)								$	1,947			$1,324

	Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$82,586	$1,639	$25,972	$117,925	$146,056	$893	$1,155	$9,157	$8,211		$10,392
Reinvested	9,692	810	3,439	8,171	4,064	85	72	465	224		428
Redeemed	(67,014)	(22,570)	(28,667)	(40,075)	(16,203)	(689)	(1,950)	(3,951)	(2,086)		(4,578)
Net Increase (Decrease)	$25,264	$(20,121)	$744	$86,021	$133,917	$289	$(723)	$5,671	$6,349		$6,242
Shares:
Sold	7,602	152	2,406	10,974	13,529	83	106	846	766		965
Reinvested	906	77	326	770	379	8	7	44	21		40
Redeemed	(6,165)	(2,085)	(2,673)	(3,722)	(1,494)	(64)	(180)	(370)	(192)		(418)
Net Increase (Decrease)	2,343	(1,856)	59	8,022	12,414	27	(67)	520	595		587
Year Ended October 31, 2011
Dollars:
Sold	$89,146	$4,229	$31,851	$90,818	$46,664	$1,031	$1,442	$11,467	$3,503		$10,849
Reinvested	8,269	1,119	3,252	5,796	2,496	70	78	316	127		239
Redeemed	(78,135)	(33,417)	(40,731)	(36,104)	(16,935)	(439)	(2,770)	(4,821)	(3,309)		(4,115)
Net Increase (Decrease)	$19,280	$(28,069)	$(5,628)	$60,510	$32,225	$662	$(1,250)	$6,962	$321		$6,973
Shares:
Sold	8,370	399	3,013	8,610	4,408	97	136	1,066	330		1,028
Reinvested	783	106	310	555	238	7	7	30	12		23
Redeemed	(7,342)	(3,129)	(3,855)	(3,435)	(1,610)	(42)	(258)	(459)	(310)		(386)
Net Increase (Decrease)	1,811	(2,624)	(532)	5,730	3,036	62	(115)	637	32		665

Distributions:
Year Ended October 31, 2012
From net investment
income	$(8,596)	$(634)	$(2,891)	$(6,951)	$(3,590)	$(69)	$(57)	$(389)	$(199	) $	(371)
From net realized gain on
investments	(1,662)	(237)	(823)	(1,229)	(476)	(16)	(15)	(76)	(25)		(57)
Total Dividends and
Distributions	$(10,258)	$(871)	$(3,714)	$(8,180)	$(4,066)	$(85)	$(72)	$(465)	$(224	) $	(428)
Year Ended October 31, 2011
From net investment
income	$(9,012)	$(1,245)	$(3,554)	$(5,804)	$(2,496)	$(70)	$(78)	$(316)	$(127	) $	(239)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–		–
Total Dividends and
Distributions	$(9,012)	$(1,245)	$(3,554)	$(5,804)	$(2,496)	$(70)	$(78)	$(316)	$(127	) $	(239)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	SAM Conservative Growth Portfolio
Year Ended	Year Ended
October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$	26,668	$27,901
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions	31,469	43,410
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies	185,154	19,346
Net Increase (Decrease) in Net Assets Resulting from Operations	243,291	90,657

Dividends and Distributions to Shareholders
From net investment income	(28,359)	(27,147)
Total Dividends and Distributions	(28,359)	(27,147)

Capital Share Transactions
Net increase (decrease) in capital share transactions	113,709	(140,522)
Total increase (decrease) in net assets	328,641	(77,012)

Net Assets
Beginning of period	2,227,591	2,304,603
End of period (including undistributed net investment income as set forth below)	$2,556,232	$2,227,591
Undistributed (overdistributed) net investment income (loss)	$	9,241	$10,929

Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$143,365	$1,144	$29,703	$85,344	$247,453	$869	$2,516	$8,171	$9,482	$21,292
Reinvested	15,948	814	3,163	3,788	2,885	34	65	192	173	517
Redeemed	(212,548)	(96,033)	(76,750)	(34,958)	(20,275)	(1,090)	(2,662)	(3,940)	(6,113)	(8,840)
Net Increase (Decrease)	$(53,235)	$(94,075)	$(43,884)	$54,174	$230,063	$(187)	$(81)	$4,423	$3,542	$12,969
Shares:
Sold	10,182	85	2,218	6,203	17,857	63	183	587	691	1,529
Reinvested	1,203	63	250	293	222	3	5	15	13	40
Redeemed	(15,086)	(7,080)	(5,737)	(2,540)	(1,436)	(81)	(188)	(285)	(441)	(649)
Net Increase (Decrease)	(3,701)	(6,932)	(3,269)	3,956	16,643	(15)	–	317	263	920
Year Ended October 31, 2011
Dollars:
Sold	$169,206	$4,487	$39,181	$81,189	$64,622	$1,238	$2,490	$7,988	$4,138	$24,115
Reinvested	15,913	1,409	3,277	2,765	1,942	42	66	148	120	217
Redeemed	(271,283)	(123,798)	(100,967)	(34,809)	(16,670)	(1,613)	(2,501)	(6,072)	(1,446)	(5,916)
Net Increase (Decrease)	$(86,164)	$(117,902)	$(58,509)	$49,145	$49,894	$(333	) $	55	$2,064	$2,812	$18,416
Shares:
Sold	12,325	340	3,001	6,101	4,790	93	184	585	306	1,820
Reinvested	1,173	107	253	209	145	3	5	11	9	16
Redeemed	(19,833)	(9,376)	(7,784)	(2,609)	(1,249)	(120)	(182)	(455)	(107)	(439)
Net Increase (Decrease)	(6,335)	(8,929)	(4,530)	3,701	3,686	(24)	7	141	208	1,397

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,449)	$(844	) $	(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192	) $	(173)	$(517)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,449)	$(844	) $	(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192	) $	(173)	$(517)
Year Ended October 31, 2011
From net investment
income	$(16,782)	$(1,498	) $	(3,563)	$(2,769)	$(1,942)	$(42)	$(66)	$(148	) $	(120)	$(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,782)	$(1,498)	$(3,563)	$(2,769)	$(1,942)	$(42)	$(66)	$(148)	$(120)	$(217)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	SAM Flexible Income Portfolio
Year Ended	Year Ended
October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$	37,841	$34,322
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions	15,515	10,832
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies	60,190	(11,117)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,546	34,037

Dividends and Distributions to Shareholders
From net investment income	(36,793)	(34,487)
From net realized gain on investments	(1,585)	–
Total Dividends and Distributions	(38,378)	(34,487)

Capital Share Transactions
Net increase (decrease) in capital share transactions	301,406	161,839
Total increase (decrease) in net assets	376,574	161,389

Net Assets
Beginning of period	1,122,970	961,581
End of period (including undistributed net investment income as set forth below)	$1,499,544	$1,122,970
Undistributed (overdistributed) net investment income (loss)	$	1,275	$227

Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$153,369	$3,070	$57,373	$174,989	$114,359	$264	$963	$4,695	$4,043	$10,394
Reinvested	16,724	1,100	4,550	10,723	3,278	21	40	222	181	296
Redeemed	(111,722)	(31,455)	(37,658)	(55,310)	(14,321)	(311)	(630)	(2,737)	(1,976)	(3,128)
Net Increase (Decrease)	$58,371	$(27,285)	$24,265	$130,402	$103,316	$(26)	$373	$2,180	$2,248	$7,562
Shares:
Sold	13,161	263	4,966	15,135	9,809	23	83	408	350	899
Reinvested	1,445	96	397	930	281	2	3	19	16	25
Redeemed	(9,606)	(2,711)	(3,275)	(4,786)	(1,227)	(27)	(54)	(236)	(170)	(269)
Net Increase (Decrease)	5,000	(2,352)	2,088	11,279	8,863	(2)	32	191	196	655
Year Ended October 31, 2011
Dollars:
Sold	$177,122	$5,705	$49,194	$157,120	$30,926	$347	$1,089	$3,924	$2,181	$4,272
Reinvested	15,718	1,940	4,778	7,377	1,858	23	39	183	119	154
Redeemed	(132,698)	(49,790)	(59,107)	(42,119)	(11,034)	(478)	(777)	(3,180)	(432)	(2,615)
Net Increase (Decrease)	$60,142	$(42,145)	$(5,135)	$122,378	$21,750	$(108	) $	351	$927	$1,868	$1,811
Shares:
Sold	15,548	504	4,359	13,898	2,719	30	95	343	190	379
Reinvested	1,381	170	423	652	163	2	4	16	10	13
Redeemed	(11,653)	(4,364)	(5,235)	(3,738)	(978)	(42)	(68)	(280)	(38)	(231)
Net Increase (Decrease)	5,276	(3,690)	(453)	10,812	1,904	(10)	31	79	162	161

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,828)	$(1,071)	$(4,613)	$(10,350)	$(3,197	) $	(20)	$(38)	$(213)	$(175)	$(288)
From net realized gain on
investments	(723)	(83)	(265)	(401)	(87)	(1)	(2)	(9)	(6)	(8)
Total Dividends and
Distributions	$(17,551)	$(1,154)	$(4,878)	$(10,751)	$(3,284	) $	(21)	$(40)	$(222	) $	(181)	$(296)
Year Ended October 31, 2011
From net investment
income	$(17,268)	$(2,188)	$(5,266)	$(7,382)	$(1,865	) $	(23)	$(39)	$(183	) $	(119)	$(154)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(17,268)	$(2,188)	$(5,266)	$(7,382)	$(1,865)	$(23)	$(39)	$(183	) $	(119)	$(154)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												SAM Strategic Growth Portfolio
												Year Ended		Year Ended
												October 31, 2012		October 31, 2011
Operations
Net investment income (loss)												$	8,766	$8,075
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions													21,089	8,438
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												126,504		39,811
		Net Increase (Decrease) in Net Assets Resulting from Operations										156,359		56,324

Dividends and Distributions to Shareholders
From net investment income													(8,586)	(9,939)
							Total Dividends and Distributions						(8,586)	(9,939)

Capital Share Transactions
Net increase (decrease) in capital share transactions													11,040	(100,192)
						Total increase (decrease) in net assets						158,813		(53,807)

Net Assets
Beginning of period												1,408,886		1,462,693
End of period (including undistributed net investment income as set forth below)												$1,567,699		$1,408,886
Undistributed (overdistributed) net investment income (loss)												$	7,373	$7,193

	Class A	Class B		Class C	Class J		Institutional		R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$97,646	$769		$18,300	$42,593		$126,523		$660		$1,471	$4,936	$3,524	$7,371
Reinvested	5,639	–		195	1,360		934		11		12	72	50	127
Redeemed	(136,735)	(66,596)		(46,940)	(27,866)		(13,221)		(1,256)		(1,262)	(2,238)	(2,206)	(2,833)
Net Increase (Decrease)	$(33,450)	$(65,827)		$(28,445)	$16,087		$114,236		$(585	) $	221	$2,770	$1,368	$4,665
Shares:
Sold	6,330	52		1,265	2,817		8,359		43		98	323	236	484
Reinvested	391	–		14	97		66		1		1	5	3	9
Redeemed	(8,865)	(4,611)		(3,256)	(1,846)		(867)		(84)		(81)	(151)	(144)	(189)
Net Increase (Decrease)	(2,144)	(4,559)		(1,977)	1,068		7,558		(40)		18	177	95	304
Year Ended October 31, 2011
Dollars:
Sold	$105,947	$1,992		$26,390	$53,136		$31,465		$745		$1,572	$5,659	$2,990	$10,979
Reinvested	6,718	94		676	1,192		694		21		13	68	30	63
Redeemed	(164,676)	(77,379)		(63,198)	(28,920)		(7,802)		(1,230)		(972)	(2,549)	(940)	(2,970)
Net Increase (Decrease)	$(52,011)	$(75,293)		$(36,132)	$25,408		$24,357		$(464)		$613	$3,178	$2,080	$8,072
Shares:
Sold	7,065	142		1,877	3,619		2,148		52		106	382	199	754
Reinvested	452	7		48	82		47		1		1	5	2	4
Redeemed	(11,038)	(5,509)		(4,511)	(1,983)		(537)		(83)		(64)	(176)	(66)	(198)
Net Increase (Decrease)	(3,521)	(5,360)		(2,586)	1,718		1,658		(30)		43	211	135	560

Distributions:
Year Ended October 31, 2012
From net investment
income	$(5,800)	$–		$(211)	$(1,362	) $	(941	) $	(11)		$(12)	$(72)	$(50)	$(127)
From net realized gain on
investments	–	–		–	–		–		–		–	–	–	–
Total Dividends and
Distributions	$(5,800)	$–		$(211)	$(1,362	) $	(941	) $	(11)		$(12)	$(72)	$(50)	$(127)
Year Ended October 31, 2011
From net investment
income	$(7,018)	$(101	) $	(739)	$(1,192	) $	(694	) $	(21)		$(13)	$(68)	$(30)	$(63)
From net realized gain on
investments	–	–		–	–		–		–		–	–	–	–
Total Dividends and
Distributions	$(7,018)	$(101	) $	(739)	$(1,192	) $	(694	) $	(21)		$(13)	$(68)	$(30)	$(63)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2012		October 31, 2011
Operations
Net investment income (loss)								$	25,074		$24,178
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions									6,762		2,609
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies									27,088		(19,003)
		Net Increase (Decrease) in Net Assets Resulting from Operations							58,924		7,784

Dividends and Distributions to Shareholders
From net investment income								(23,851)			(25,538)
					Total Dividends and Distributions			(23,851)			(25,538)

Capital Share Transactions
Net increase (decrease) in capital share transactions								342,648			212,475
					Total increase (decrease) in net assets			377,721			194,721

Net Assets
Beginning of period								1,148,109			953,388
End of period (including undistributed net investment income as set forth below)								$1,525,830			$1,148,109
Undistributed (overdistributed) net investment income (loss)								$	1,229		$(3)

	Class A	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$192,010	$35,046	$49,676	$42,318	$339,422	$1,966	$1,295	$8,843	$2,632	$2,317
Reinvested	5,166	713	1,318	345	15,282	16	10	61	37	51
Redeemed	(166,454)	(29,586)	(19,642)	(30,258)	(104,890)	(851)	(376)	(1,678)	(690)	(1,451)
Net Increase (Decrease)	$30,722	$6,173	$31,352	$12,405	$249,814	$1,131	$929	$7,226	$1,979	$917
Shares:
Sold	15,907	2,897	4,105	3,504	28,102	162	107	725	218	192
Reinvested	428	59	109	29	1,264	1	1	5	3	4
Redeemed	(13,849)	(2,450)	(1,628)	(2,505)	(8,683)	(70)	(31)	(139)	(57)	(120)
Net Increase (Decrease)	2,486	506	2,586	1,028	20,683	93	77	591	164	76
Year Ended October 31, 2011
Dollars:
Sold	$186,160	$37,839	$41,021	$37,607	$268,816	$804	$622	$716	$1,190	$2,981
Reinvested	6,713	1,065	1,361	141	14,623	18	7	68	14	44
Redeemed	(197,554)	(36,070)	(20,452)	(9,139)	(121,167)	(520)	(604)	(1,036)	(637)	(2,156)
Net Increase (Decrease)	$(4,681)	$2,834	$21,930	$28,609	$162,272	$302	$25	$(252)	$567	$869
Shares:
Sold	15,467	3,139	3,406	3,117	22,300	67	51	60	100	247
Reinvested	557	89	113	12	1,214	1	1	6	1	4
Redeemed	(16,396)	(2,994)	(1,700)	(762)	(10,074)	(43)	(51)	(86)	(53)	(179)
Net Increase (Decrease)	(372)	234	1,819	2,367	13,440	25	1	(20)	48	72

Distributions:
Year Ended October 31, 2012
From net investment
income	$(5,497)	$(851)	$(1,330)	$(642)	$(15,356)	$(16)	$(10)	$(61)	$(37)	$(51)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(5,497)	$(851)	$(1,330)	$(642)	$(15,356)	$(16)	$(10)	$(61)	$(37)	$(51)
Year Ended October 31, 2011
From net investment
income	$(7,619)	$(1,400)	$(1,380)	$(247)	$(14,741)	$(18)	$(7)	$(68)	$(14)	$(44)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(7,619)	$(1,400)	$(1,380)	$(247)	$(14,741)	$(18)	$(7)	$(68)	$(14)	$(44)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$559		$(809)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions									31,027		25,379
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies									(6,711)		(11,482)
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,875		13,088

Capital Share Transactions
Net increase (decrease) in capital share transactions									123,474		(14,089)
					Total increase (decrease) in net assets				148,349		(1,001)

Net Assets
Beginning of period									210,140		211,141
End of period (including undistributed net investment income as set forth below)									$358,489		$210,140
Undistributed (overdistributed) net investment income (loss)									$560		$–

	Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$9,356	$69	$1,236	$6,155	$1,403	$201	$248	$681	$629	$1,496
Issued in acquisitions	57,056	3,357	5,812	70,064	8,169	2,375	2,481	5,877	2,360	8,892
Redeemed	(19,578)	(3,096)	(1,831)	(21,430)	(6,741)	(720)	(1,160)	(2,324)	(2,301)	(5,262)
Net Increase (Decrease)	$46,834	$330	$5,217	$54,789	$2,831	$1,856	$1,569	$4,234	$688	$5,126
Shares:
Sold	623	5	86	427	88	14	17	45	41	96
Issued in acquisitions	3,660	230	386	4,653	505	155	162	376	148	551
Redeemed	(1,299)	(221)	(125)	(1,475)	(435)	(48)	(78)	(151)	(147)	(331)
Net Increase (Decrease)	2,984	14	347	3,605	158	121	101	270	42	316
Year Ended October 31, 2011
Dollars:
Sold	$9,811	$120	$1,755	$6,759	$101	$61	$330	$224	$333	$1,060
Redeemed	(12,869)	(2,561)	(973)	(15,187)	(148)	(165)	(406)	(561)	(600)	(1,173)
Net Increase (Decrease)	$(3,058)	$(2,441)	$782	$(8,428)	$(47)	$(104)	$(76)	$(337)	$(267)	$(113)
Shares:
Sold	687	9	126	491	7	4	22	16	22	71
Redeemed	(906)	(191)	(72)	(1,108)	(10)	(11)	(29)	(38)	(41)	(79)
Net Increase (Decrease)	(219)	(182)	54	(617)	(3)	(7)	(7)	(22)	(19)	(8)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$ – $	–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund I
								Year Ended	Year Ended
								October 31, 2012	October 31, 2011
Operations
Net investment income (loss)								$(9,120)	$(10,006)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions								104,059	164,247
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies								52,855	(34,552)
		Net Increase (Decrease) in Net Assets Resulting from Operations						147,794	119,689

Dividends and Distributions to Shareholders
From net realized gain on investments								(67,456)	–
					Total Dividends and Distributions			(67,456)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions								70,071	337,654
				Total increase (decrease) in net assets				150,409	457,343

Net Assets
Beginning of period								1,254,786	797,443
End of period (including undistributed net investment income as set forth below)								$1,405,195	$1,254,786
Undistributed (overdistributed) net investment income (loss)								$(2,434)	$(272)

	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$6,570	$172,568	$550	$1,087	$3,940	$5,724	$8,714
Reinvested	1,307	63,499	132	163	664	487	1,194
Redeemed	(7,733)	(168,901)	(578)	(1,139)	(6,229)	(2,670)	(9,278)
Net Increase (Decrease)	$144	$67,166	$104	$111	$(1,625)	$3,541	$630
Shares:
Sold	669	15,418	52	107	378	530	782
Reinvested	153	6,466	15	18	72	52	125
Redeemed	(800)	(14,869)	(55)	(113)	(590)	(245)	(862)
Net Increase (Decrease)	22	7,015	12	12	(140)	337	45
Year Ended October 31, 2011
Dollars:
Sold	$13,623	$529,925	$1,157	$1,479	$9,542	$4,848	$13,606
Redeemed	(9,412)	(207,821)	(934)	(2,869)	(5,872)	(2,492)	(7,126)
Net Increase (Decrease)	$4,211	$322,104	$223	$(1,390)	$3,670	$2,356	$6,480
Shares:
Sold	1,385	49,890	109	145	916	438	1,257
Redeemed	(971)	(18,907)	(92)	(278)	(564)	(241)	(659)
Net Increase (Decrease)	414	30,983	17	(133)	352	197	598

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(1,315)	(63,501)	(132)	(163)	(664)	(487)	(1,194)
Total Dividends and
Distributions	$(1,315)	$(63,501)	$(132)	$(163)	$(664)	$(487)	$(1,194)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund II
								Year Ended			Year Ended
								October 31, 2012			October 31, 2011
Operations
Net investment income (loss)								$		(1,376)		$(1,622)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										25,997		52,111
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										(5,203)		(27,026)
		Net Increase (Decrease) in Net Assets Resulting from Operations								19,418		23,463

Capital Share Transactions
Net increase (decrease) in capital share transactions									(38,578)			(118,020)
					Total increase (decrease) in net assets				(19,160)			(94,557)

Net Assets
Beginning of period									171,130			265,687
End of period (including undistributed net investment income as set forth below)									$151,970			$171,130
Undistributed (overdistributed) net investment income (loss)								$		(1,161)		$–

Class A(a) Class B(a) Class C(a) Class J Institutional						R -1	R -2	R -3		R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	N/A	N/A	N/A	$4,469	$17,762	$470	$723	$1,224		$1,769	$2,692
Redeemed	N/A	N/A	N/A	(5,054)	(45,377)	(402)	(1,660)	(4,276)		(3,357)	(7,561)
Net Increase (Decrease)	N/A	N/A	N/A	$(585)	$(27,615)	$68	$(937)	$(3,052)		$(1,588)	$(4,869)
Shares:
Sold	N/A	N/A	N/A	549	1,860	54	84	142		197	288
Redeemed	N/A	N/A	N/A	(636)	(4,957)	(46)	(199)	(492)		(386)	(844)
Net Increase (Decrease)	N/A	N/A	N/A	(87)	(3,097)	8	(115)	(350)		(189)	(556)
Year Ended October 31, 2011
Dollars:
Sold	$–	$–	$–	$3,207	$24,320	$688	$1,738	$2,644		$1,860	$4,820
Redeemed	(4,515)	(1,018)	(316)	(5,155)	(126,835)	(1,063)	(4,844)	(3,070)		(2,255)	(8,226)
Net Increase (Decrease)	$(4,515)	$(1,018)	$(316)	$(1,948) $ (102,515) $		(375)	$(3,106)	$(426)		$(395)	$(3,406)
Shares:
Sold	–	–	–	416	2,681	82	207	309		214	567
Redeemed	(590)	(139)	(42)	(677)	(14,532)	(122)	(609)	(367)		(273)	(915)
Net Increase (Decrease)	(590)	(139)	(42)	(261)	(11,851)	(40)	(402)	(58)		(59)	(348)

Distributions:
Year Ended October 31, 2012
From net investment
income	N/A	N/A	N/A	$–	$–	$–	$–	$–	$	– $	–
From net realized gain on
investments	N/A	N/A	N/A	–	–	–	–	–		–	–
Total Dividends and Distributions	N/A	N/A	N/A	$–	$–	$–	$–	$–	$	– $	–
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–	$–	$	– $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$	– $	–

(a)	Class A, Class B and Class C shares discontinued operations on November 12, 2010.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												SmallCap S&P 600 Index Fund
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$4,370	$2,890
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions												19,032	20,189
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies												37,363	11,999
		Net Increase (Decrease) in Net Assets Resulting from Operations										60,765	35,078

Dividends and Distributions to Shareholders
From net investment income												(2,351)	(2,727)
								Total Dividends and Distributions				(2,351)	(2,727)

Capital Share Transactions
Net increase (decrease) in capital share transactions												32,192	50,932
						Total increase (decrease) in net assets						90,606	83,283

Net Assets
Beginning of period												449,360	366,077
End of period (including undistributed net investment income as set forth below)												$539,966	$449,360
Undistributed (overdistributed) net investment income (loss)												$3,509	$1,490

	Class J	Institutional		R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$14,095	$75,271		$2,381		$2,765		$20,746		$14,209	$38,849
Reinvested	294	1,230		–		–		89		203	531
Redeemed	(17,098)	(37,702)		(2,248)		(4,731)		(14,806)		(17,284)	(44,602)
Net Increase (Decrease)	$(2,709)	$38,799		$133		$(1,966)		$6,029		$(2,872)	$(5,222)
Shares:
Sold	863	4,479		143		163		1,205		837	2,246
Reinvested	19	78		–		–		5		12	33
Redeemed	(1,047)	(2,212)		(135)		(278)		(854)		(1,002)	(2,594)
Net Increase (Decrease)	(165)	2,345		8		(115)		356		(153)	(315)
Year Ended October 31, 2011
Dollars:
Sold	$17,046	$74,821		$2,149		$2,718		$13,220		$16,043	$26,928
Reinvested	442	929		16		55		236		254	793
Redeemed	(18,045)	(24,083)		(2,108)		(9,176)		(17,518)		(11,599)	(22,189)
Net Increase (Decrease)	$(557)	$51,667		$57		$(6,403)		$(4,062	) $	4,698	$5,532
Shares:
Sold	1,107	4,712		139		169		819		1,041	1,671
Reinvested	28	58		1		3		14		15	48
Redeemed	(1,178)	(1,517)		(134)		(569)		(1,141)		(722)	(1,390)
Net Increase (Decrease)	(43)	3,253		6		(397)		(308)		334	329

Distributions:
Year Ended October 31, 2012
From net investment
income	$(294)	$(1,234	) $	–		$–		$(89	) $	(203)	$(531)
From net realized gain on
investments	–	–		–		–		–		–	–
Total Dividends and
Distributions	$(294)	$(1,234	) $	–		$–		$(89	) $	(203)	$(531)
Year Ended October 31, 2011
From net investment
income	$(442)	$(931	) $	(16	) $	(55	) $	(236	) $	(254)	$(793)
From net realized gain on
investments	–	–		–		–		–		–	–
Total Dividends and
Distributions	$(442)	$(931	) $	(16	) $	(55	) $	(236	) $	(254)	$(793)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SmallCap Value Fund II
										Year Ended	Year Ended
										October 31, 2012	October 31, 2011
Operations
Net investment income (loss)										$8,399	$4,283
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements, short sales,
and foreign currency transactions										54,826	78,007
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
short sales, and translation of assets and liabilities in foreign currencies										66,392	(49,853)
		Net Increase (Decrease) in Net Assets Resulting from Operations								129,617	32,437

Dividends and Distributions to Shareholders
From net investment income										(4,457)	(4,012)
					Total Dividends and Distributions					(4,457)	(4,012)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(34,376)	210,810
				Total increase (decrease) in net assets						90,784	239,235

Net Assets
Beginning of period										1,012,292	773,057
End of period (including undistributed net investment income as set forth below)										$1,103,076	$1,012,292
Undistributed (overdistributed) net investment income (loss)										$6,138	$2,168

	Class J	Institutional	R-1	R-2	R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$2,384	$111,979	$382	$1,281	$2,712		$2,195		$15,108
Reinvested	–	4,414	–	–	–		21		22
Redeemed	(2,425)	(146,294)	(760)	(1,826)	(6,925)		(6,146)		(10,498)
Net Increase (Decrease)	$(41)	$(29,901)	$(378)	$(545)	$(4,213)		$(3,930)		$4,632
Shares:
Sold	248	11,548	41	138	291		232		1,603
Reinvested	–	488	–	–	–		2		2
Redeemed	(257)	(15,081)	(83)	(200)	(721)		(649)		(1,075)
Net Increase (Decrease)	(9)	(3,045)	(42)	(62)	(430)		(415)		530
Year Ended October 31, 2011
Dollars:
Sold	$2,428	$236,219	$644	$1,703	$4,253		$5,677		$5,260
Issued in acquisitions	–	98,714	1,900	5,088	4,344		6,255		9,904
Reinvested	–	3,899	3	12	9		30		58
Redeemed	(3,460)	(143,514)	(1,676)	(3,660)	(9,687)		(3,816)		(9,777)
Net Increase (Decrease)	$(1,032)	$195,318	$871	$3,143	$(1,081)		$8,146		$5,445
Shares:
Sold	254	24,332	69	183	451		709		548
Issued in acquisitions	–	11,087	223	593	499		713		1,123
Reinvested	–	402	–	2	1		3		6
Redeemed	(366)	(15,033)	(179)	(395)	(1,155)		(400)		(1,027)
Net Increase (Decrease)	(112)	20,788	113	383	(204)		1,025		650

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$(4,414)	$–	$–	$–		$(21	) $	(22)
From net realized gain on
investments	–	–	–	–	–		–		–
Total Dividends and
Distributions	$–	$(4,414)	$–	$–	$–		$(21	) $	(22)
Year Ended October 31, 2011
From net investment
income	$–	$(3,900)	$(3)	$(12)	$(9	) $	(30	) $	(58)
From net realized gain on
investments	–	–	–	–	–		–		–
Total Dividends and
Distributions	$–	$(3,900)	$(3)	$(12)	$(9	) $	(30	) $	(58)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund and SmallCap Value Fund II (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, and R-5. Class B shares of the Funds are no longer available for purchase. Information in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares. Certain detailed financial information for Class A, Class B, Class C, and Class P shares is provided separately.

On November 12, 2010, Classes A, B, and C shares of each of LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I and SmallCap Growth Fund II and Class A and Class C shares of LargeCap Growth Fund II liquidated and the proceeds of each liquidation were sent to the shareholders of each of Class A, Class B and Class C. The liquidation proceeds are shown as shares and dollars redeemed on the statement of changes in net assets.

Effective November 12, 2010, SmallCap Value Fund II acquired all the assets and assumed all the liabilities of SmallCap Value Fund I pursuant to a plan of acquisition approved by shareholders on November 4, 2010. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation (the “Manager”) with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 9,274,000 shares from SmallCap Value Fund I for 14,238,000 shares valued at $126,205,000 of SmallCap Value Fund II at an approximate exchange rate of 1.53, 1.58, 1.56, 1.55, 1.55, 1.54, for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Value Fund I, with a fair value of approximately $126,028,000 and a cost of $115,041,000 at November 12, 2010 were the primary assets acquired by SmallCap Value Fund II. For financial reporting purposes, assets received and shares issued by SmallCap Value Fund II were recorded at fair value; however, the cost basis of the investments received from SmallCap Value Fund I was carried forward to align ongoing reporting of SmallCap Value Fund II’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Value Fund I and SmallCap Value Fund II immediately prior to the acquisition in accordance with U.S. GAAP were approximately $126,205,000 ($116,247,000 of accumulated realized losses and $10,987,000 of unrealized appreciation) and $799,192,000, respectively. The aggregate net assets of SmallCap Value Fund II immediately following the acquisition were $925,397,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for SmallCap Value Fund II, SmallCap Value Fund II’s pro forma results of operations for the year ended October 31, 2011, would have been $4,351,000 of net investment income, $31,580,000 of net realized and unrealized gain on investments, and $35,931,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Value Fund I that have been included in the SmallCap Value Fund II’s statement of operations since November 12, 2010.

Effective December 29, 2010, the initial purchase of $10,000 of Class P shares of Global Real Estate Securities Fund was made by the Manager.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization (Continued)

Effective October 14, 2011, Principal Capital Appreciation Fund acquired all the assets and assumed all the liabilities of Disciplined LargeCap Blend Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 20,390,000 shares from Disciplined LargeCap Blend Fund for 6,444,000 shares valued at $238,329,000 of Principal Capital Appreciation Fund at an approximate exchange rate of .31, .37, .37, .31, .31, .31, .31, .31, and .31 for Class A, Class B, Class C, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of Disciplined LargeCap Blend Fund, with a fair value of approximately $228,717,000 and a cost of $220,304,000 at October 14, 2011 were the primary assets acquired by Principal Capital Appreciation Fund. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Fund were recorded at fair value; however, the cost basis of the investments received from Disciplined LargeCap Blend Fund was carried forward to align ongoing reporting of Principal Capital Appreciation Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $238,329,000 ($452,119,000 of accumulated realized losses and $8,413,000 of unrealized appreciation) and $1,339,681,000, respectively. The aggregate net assets of Principal LargeCap Blend Fund immediately following the acquisition were $1,578,010,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Principal Capital Appreciation Fund, Principal Capital Appreciation Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $16,727,000 of net investment income, $102,521,000 of net realized and unrealized gain on investments, and $119,248,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined LargeCap Blend Fund that have been included in the Principal Capital Appreciation Fund’s statement of operations since October 14, 2011.

Effective October 14, 2011, Diversified International Fund acquired all the assets and assumed all the liabilities of International Growth Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 124,321,000 shares from International Growth Fund for 99,562,000 shares valued at $922,006,000 of Diversified International Fund at an approximate exchange rate of .88,.88,.86,.87,.89,.87,.92,.86, and .86 for Class A, Class C, Class J, Institutional, R-1, R-2, R-3,R-4 and R-5 classes of shares, respectively. The investment securities of International Growth Fund, with a fair value of approximately $902,337,000 and a cost of $878,076,000 at October 14, 2011 were the primary assets acquired by Diversified International Fund. For financial reporting purposes, assets received and shares issued by Diversified International Fund were recorded at fair value; however, the cost basis of the investments received from International Growth Fund was carried forward to align ongoing reporting of Diversified International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International Growth Fund and Diversified International Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $922,006,000 ($729,924,000 of accumulated realized losses and $24,261,000 of unrealized appreciation) and $1,823,376,000, respectively. The aggregate net assets of Diversified International Fund immediately following the acquisition were $2,745,382,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Diversified International Fund, Diversified International Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $53,804,000 of net investment income, $127,888,000 of net realized and unrealized loss on investments, and $74,084,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Growth Fund that have been included in the Diversified International Fund’s statement of operations since October 14, 2011.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization (Continued)

Effective February 17, 2012, SmallCap Blend Fund acquired all the assets and assumed all the liabilities of SmallCap Growth Fund and SmallCap Value Fund pursuant to a plan of acquisition approved by shareholders on February 6, 2012. The purpose of the acquisition was to combine three funds managed by the Manager with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 9,305,000 and 5,577,000 shares from SmallCap Growth Fund and SmallCap Value Fund, respectively, for 5,048,000 and 5,779,000 shares valued at $77,655,000 and $88,788,000 of SmallCap Blend Fund at an approximate exchange rate of .55, .56, .55, .53, .57, .54, .55, .55, .56 and .56 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares and 1.04, 1.07, 1.05, 1.04, 1.01, 1.04, 1.04, 1.04, 1.02 and 1.02 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Growth Fund, with a fair value of approximately $76,026,000 and a cost of $66,907,000, and the investment securities of SmallCap Value Fund with a fair value of approximately $86,640,000 and a cost of $79,096,000 at February 17, 2012 were the primary assets acquired by SmallCap Blend Fund. For financial reporting purposes, assets received and shares issued by SmallCap Blend Fund were recorded at fair value; however, the cost basis of the investments received from SmallCap Growth Fund and SmallCap Value Fund was carried forward to align ongoing reporting of SmallCap Blend Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Growth Fund, SmallCap Value Fund and SmallCap Blend Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $77,655,000 ($21,950,000 of accumulated realized losses and $9,119,000 of unrealized appreciation), $88,788,000 ($22,070,000 of accumulated realized losses and $7,544,000 of unrealized appreciation), and $233,320,000, respectively. The aggregate net assets of SmallCap Blend Fund immediately following the acquisition were $399,763,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the fiscal year for SmallCap Blend Fund, SmallCap Blend Fund’s pro forma results of operations for the period ended April 30, 2012, would have been $423,000 of net investment gain, $43,477,000 of net realized and unrealized gain on investments, and $43,900,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Blend Fund that have been included in the SmallCap Blend Fund’s statement of operations since February 17, 2012.

Effective February 29, 2012, International Value Fund I changed its name to Overseas Fund.

Effective February 29, 2012, the initial purchases of $10,000 of Class R-1, R-2, R-3, R-4 and R-5 classes of shares of Overseas Fund were made by the Manager.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, and the SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Fund values its securities, other than holdings of other publically traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

				International
Diversified		Global Real Estate		Emerging
International Fund		Securities Fund		Markets Fund		International Fund I
Euro	17.8%	Australian Dollar	10.3	Hong Kong Dollar	18.9	Euro	24.1%
British Pound	17.4	Hong Kong Dollar	10.2	South Korean Won	14.3	British Pound	23.1
Japanese Yen	11.8	Japanese Yen	8.2	Taiwan Dollar	9.0	Japanese Yen	16.0
Canadian Dollar	9.8	British Pound	6.7	Brazilian Real	7.4	Swiss Franc	9.7
Hong Kong Dollar	5.7	Euro	5.0	South African Rand	5.3	Australian Dollar	6.1
Swiss Franc	5.4

		Core Plus
Overseas Fund		Bond Fund I
Euro	31.5%	Euro	7.4
British Pound	20.4
Japanese Yen	14.8
Swiss Franc	8.2

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Funds and SAM Portfolios bear directly, each of the Principal LifeTime Funds and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Funds and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Funds and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, Short-Term Income Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2012, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of Indian securities held by the Funds may be subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2012, Diversified International Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $4,542,000 that expires in 2017 and 2020, and International Emerging Markets Fund had a foreign tax refund receivable of $5,900, no deferred tax liability, and an approximate capital loss carryforward of $19,361,000 that expires in 2017and 2020, relating to Indian securities.

Recent Accounting Pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-11 Disclosures about Offsetting Assets and Liabilities to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of October 31, 2012 are included in the schedules of investments.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Line of Credit. The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the period ended October 31, 2012, Bond & Mortgage Securities Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, High Yield Fund, High Yield Fund I, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap Value Fund I, Principal Capital Appreciation Fund, Real Estate Securities Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, and SmallCap Value Fund II, each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Options Contracts. During the period Core Plus Bond Fund I and Global Diversified Income Fund wrote call and put options on futures, swaps, securities, indices and currencies it owns or in which it may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2012, were as follows:

Core Plus Bond Fund I	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	46,700,410	1,388,400,000	$11,250
Options written	4,006	1,775,900,000	8,130
Options expired	(4,416)	(1,660,900,000)	(13,786)
Options closed	—	(401,900,000)	(1,552)
Options exercised	(46,700,000)	(172,900,000)	(213)
Balance at end of period	—	928,600,000	3,829

Global Diversified Income Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	$—
Options written	6,856,473	—	63,030
Options expired	(652,934)	—	(8,787)
Options closed	(6,060,502)	—	(45,386)
Options exercised	(34,743)	—	(756)
Balance at end of period	108,294	—	8,101

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Sell-buyback arrangements. During the period Core Plus Bond Fund I entered into sell-buyback arrangements. In a sell-buyback arrangement the fund sells and simultaneously agrees to repurchase the same security at a future settlement date. The repurchase price is an agreed upon rate. The purchaser of the securities maintains legal title of the securities during the term of the arrangement.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Sell-buyback arrangements are considered financing transactions for financial reporting purposes. The liability associated with the buyback of the security is reflected as a secured borrowing on the statements of assets and liabilities. The cost of the financing transaction is shown as a component of other expenses in the statements of operations.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities and the change in unrealized is shown as a separate line item called unfunded loan commitments on the statements of operations.

Short Sales. Core Plus Bond Fund I entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Bond & Mortgage Securities Fund, Core Plus Bond Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

As of October 31, 2012, counterparties had pledged collateral for swap agreements of $105,000 for Bond & Mortgage Securities Fund and $3,590,236 for Core Plus Bond Fund I. This collateral is maintained in a segregated account by the counterparties for the benefit of each fund.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for	Asset Derivatives October 31, 2012		Fair	Liability Derivatives October 31, 2012	Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,098
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$47	Payables	$21
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$65	Payables, Net Assets Consist of Net unrealized	$22
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	112		$2,141
Core Plus Bond Fund I
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$7,109	Payables, Net Assets Consist of Net unrealized	$1,650
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$4,354	Payables	$5,523
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,892 * Payables, Net Assets Consist of Net unrealized		$6,863	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $ 14,355			$14,036
Global Diversified Income Fund
Equity contracts	Receivables		$—	Payables	$3,141
Foreign exchange contracts	Receivables		$331	Payables	$96
		Total $	331		$3,237
Inflation Protection Fund
Foreign exchange contracts	Receivables		$25	Payables	$—
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$630 * Payables, Net Assets Consist of Net unrealized		$662	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	655		$662
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$565	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Blend Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$675	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$5,495	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$976	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,266	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$873	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,328	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$487	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Growth Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$219	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap S&P 400 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$238	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$1,298	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$52	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Overseas Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$1,956	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$—	Payables	$944
		Total	—		$2,900

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Short-Term Income Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$172	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$116	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$2,387	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$179	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap S&P 600 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$112	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$1,795	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives
as hedging instruments	Recognized in Operations	Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$(6,099)	$(1,550)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$100	$(7)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(59)	$43
	transactions and Swap agreements/Change
	in unrealized appreciation/(depreciation) of
	Swap agreements
	Total	$(6,058)	$(1,514)

Core Plus Bond Fund I
Credit contracts	Net realized gain (loss) from Swap	$4,187	$6,777
	agreements/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$507	$9,798
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$48,205	$(20,155)
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions and Swap agreements
	Total	$52,899	$(3,580)

Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Investment	$3,467	$4,960
	transactions and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$553	$235
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$4,020	$5,195

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012

3. Operating Policies (Continued)

	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
Derivatives not accounted for
as hedging instruments
Global Real Estate Securities Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$2,340	$129
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$(778)	$(1,503)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements

Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$24	$43
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$(3,684)	$480
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$(3,660)	$523

International Fund I
Equity contracts	Net realized gain (loss) from Futures	$5,249	$(3,178)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Blend Fund II
Equity contracts	Net realized gain (loss) from Futures	$6,378	$(2,358)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$23,353	$(12,179)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$11,631	$(3,820)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$15,462	$(2,703)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$5,560	$(2,140)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$18,834	$(5,038)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$9,469	$(1,231)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Growth Fund III
Equity contracts	Net realized gain (loss) from Futures	$4,344	$(1,680)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012

3. Operating Policies (Continued)

	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
Derivatives not accounted for
as hedging instruments
MidCap S&P 400 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$2,736	$(291)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$8,176	$(3,198)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$567	$(338)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Overseas Fund
Equity contracts	Net realized gain (loss) from Futures	$8,383	$(4,956)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$1,654	$(879)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$10,037	$(5,835)

Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$(2,271)	$(222)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$530	$(290)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$14,172	$(7,390)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$857	$(612)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap S&P 600 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$3,135	$(654)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$11,480	$(3,961)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund, Core Plus Bond Fund, Inflation Protection Fund, and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2012.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation (Continued)

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3 and the table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2012 because of movement from exchange close prices received to bid prices received for preferred securities.

Diversified International Fund	$29,995,101
Global Diversified Income Fund	$3,778,247
International Emerging Markets Fund	$73,303,816

The following is a summary of the inputs used as of October 31, 2012, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds		$—	$1,309,589	$11,935	$1,321,524
Common Stocks
Technology		4	—	—	4
Repurchase Agreements		—	85,065	—	85,065
Senior Floating Rate Interests		—	44,581	—	44,581
U.S. Government & Government Agency Obligations		—	1,127,890	—	1,127,890
	Total investments in securities $	4	$2,567,125	$11,935	$2,579,064
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$46	$—	$46
Interest Rate Contracts**
Interest Rate Swaps		$—	$65	$—	$65
Liabilities
Credit Contracts**
Credit Default Swaps		$—	$(2,098)	$—	$(2,098)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(20)	$—	$(20)
Interest Rate Contracts**
Interest Rate Swaps		$—	$(22)	$—	$(22)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)
		Level 2 - Other Significant Observable Inputs
	Level 1 - Quoted		Level 3 - Significant
Fund	Prices		Unobservable Inputs	Totals (Level 1,2,3)
Core Plus Bond Fund I
Bonds	$—	$1,346,907	$7,509	$1,354,416
Certificate of Deposit	—	14,500	—	14,500
Commercial Paper	—	28,451	—	28,451
Convertible Preferred Stocks	7,250	—	—	7,250
Municipal Bonds	—	164,463	—	164,463
Repurchase Agreements	—	302,700	—	302,700
Senior Floating Rate Interests	—	1,873	—	1,873
U.S. Government & Government Agency Obligations	—	2,160,036	—	2,160,036
Total investments in securities $	7,250	$4,018,930	$7,509	$4,033,689
Assets
Credit Contracts**
Credit Default Swaps	$—	$7,076	$—	$7,076
Exchange Cleared Credit Default Swaps	$—	$33	$—	$33
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$4,281	$—	$4,281
Interest Rate Contracts**
Futures	$1,662	$—	$—	$1,662
Exchange Cleared Interest Rate Swaps	$—	$927	$—	$927
Interest Rate Swaps	$—	$303	$—	$303
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(234)	$—	$(234)
Exchange Cleared Credit Default Swaps	$—	$(1,416)	$—	$(1,416)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(5,450)	$—	$(5,450)
Interest Rate Contracts**
Futures	$(100)	$—	$—	$(100)
Exchange Cleared Interest Rate Swaps	$—	$(5,358)	$—	$(5,358)
Interest Rate Floor	$—	$(25)	$—	$(25)
Interest Rate Swaps	$—	$(95)	$—	$(95)
Interest Rate Swaptions	$—	$(1,285)	$—	$(1,285)
Short Sales**
U.S. Government & Government Agency Obligations	$—	$15,474	$—	$15,474

Diversified International Fund
Common Stocks
Basic Materials	$128,094	$242,207	$—	$370,301
Communications	19,800	195,725	—	215,525
Consumer, Cyclical	55,375	362,586	—	417,961
Consumer, Non-cyclical	41,973	466,717	—	508,690
Diversified	5,338	17,169	—	22,507
Energy	95,931	264,798	—	360,729
Financial	138,206	689,508	—	827,714
Industrial	54,746	295,043	—	349,789
Technology	—	168,551	—	168,551
Utilities	3,733	87,186	—	90,919
Preferred Stocks
Basic Materials	—	16,766	—	16,766
Consumer, Cyclical	—	28,219	—	28,219
Consumer, Non-cyclical	—	13,508	—	13,508
Financial	—	14,830	—	14,830
Repurchase Agreements	—	61,312	—	61,312
Total investments in securities $	543,196	$2,924,125	$—	$3,467,321

Equity Income Fund
Common Stocks*	$4,155,708	$—	$—	$4,155,708
Repurchase Agreements	—	83,498	—	83,498
Total investments in securities $	4,155,708	$83,498	$—	$4,239,206

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund
Global Diversified Income Fund
Bonds	$—	$3,105,958	$26,605	$3,132,563
Common Stocks
Basic Materials	5,556	5,422	—	10,978
Communications	114,625	14,885	1,507	131,017
Consumer, Cyclical	4,835	8,968	—	13,803
Consumer, Non-cyclical	35,355	12,211	—	47,566
Diversified	—	5,137	—	5,137
Energy	408,793	11,926	—	420,719
Exchange Traded Funds	740	—	—	740
Financial	166,573	160,160	—	326,733
Industrial	19,075	9,361	—	28,436
Technology	5,431	3,602	—	9,033
Utilities	202,746	13,969	—	216,715
Convertible Bonds	—	69	—	69
Convertible Preferred Stocks
Financial	3,779	—	—	3,779
Credit Linked Structured Notes	—	20,818	6,413	27,231
Preferred Stocks
Communications	32,776	3,339	—	36,115
Energy	70	—	—	70
Financial	288,302	65,267	3,117	356,686
Government	—	9,738	—	9,738
Industrial	1,058	—	—	1,058
Utilities	4,415	—	—	4,415
Repurchase Agreements	—	120,038	—	120,038
Senior Floating Rate Interests	—	387,234	—	387,234
Total investments in securities $	1,294,129	$3,958,102	$37,642	$5,289,873
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$331	$—	$331
Liabilities
Equity Contracts**
Options	$(3,141)	$—	$—	$(3,141)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(96)	$—	$(96)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$—	$13,305	$—	$13,305
Consumer, Non-cyclical	—	6,121	—	6,121
Diversified	—	22,786	—	22,786
Financial	564,134	481,763	—	1,045,897
Industrial	6,873	—	—	6,873
Total investments in securities $	571,007	$523,975	$—	$1,094,982

Government & High Quality Bond Fund
Bonds	$—	$570,478	$20,236	$590,714
Repurchase Agreements	—	46,548	—	46,548
U.S. Government & Government Agency Obligations	—	1,299,014	—	1,299,014
Total investments in securities $	—	$1,916,040	$20,236	$1,936,276

High Yield Fund
Bonds	$—	$3,112,506	$32,026	$3,144,532
Common Stocks*	7,800	—	—	7,800
Convertible Bonds	—	—	3,623	3,623
Preferred Stocks
Financial	—	23,127	—	23,127
Repurchase Agreements	—	206,004	—	206,004
Senior Floating Rate Interests	—	543,439	—	543,439
Total investments in securities $	7,800	$3,885,076	$35,649	$3,928,525

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

High Yield Fund I
Bonds		$—	$1,008,007	$2,412	$1,010,419
Common Stocks
Basic Materials		218	—	—	218
Consumer, Cyclical		1,401	—	93	1,494
Consumer, Non-cyclical		—	—	—	—
Financial		1,148	—	133	1,281
Industrial		168	—	195	363
Technology		484	—	—	484
Utilities		2,406	—	—	2,406
Convertible Bonds		—	386	154	540
Convertible Preferred Stocks
Consumer, Cyclical		1,578	—	—	1,578
Preferred Stocks
Consumer, Non-cyclical		—	—	—	—
Financial		550	4,274	—	4,824
Industrial		—	—	210	210
Repurchase Agreements		—	34,020	—	34,020
Senior Floating Rate Interests		—	120,288	175	120,463
	Total investments in securities $	7,953	$1,166,975	$3,372	$1,178,300

Income Fund
Bonds		$—	$1,541,803	$10,692	$1,552,495
Common Stocks
Financial		—	—	10	10
Industrial		—	—	—	—
Convertible Bonds		—	7,581	—	7,581
Repurchase Agreements		—	144,521	—	144,521
Senior Floating Rate Interests		—	11,752	—	11,752
U.S. Government & Government Agency Obligations		—	627,323	—	627,323
	Total investments in securities $	—	$2,332,980	$10,702	$2,343,682

Inflation Protection Fund
Bonds		$—	$28,813	$643	$29,456
U.S. Government & Government Agency Obligations		—	763,469	—	763,469
	Total investments in securities $	—	$792,282	$643	$792,925
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$25	$—	$25
Interest Rate Contracts**
Futures		$122	$—	$—	$122
Interest Rate Swaps		$—	$508	$—	$508
Liabilities
Interest Rate Contracts**
Futures		$(79)	$—	$—	$(79)
Interest Rate Swaps		$—	$(583)	$—	$(583)

International Emerging Markets Fund
Common Stocks
Basic Materials		$84,719	$73,063	$—	$157,782
Communications		43,532	81,534	—	125,066
Consumer, Cyclical		14,115	130,093	—	144,208
Consumer, Non-cyclical		93,120	43,317	—	136,437
Diversified		11,035	35,712	—	46,747
Energy		101,895	101,951	—	203,846
Financial		92,807	282,364	—	375,171
Industrial		21,946	140,048	—	161,994
Technology		4,467	160,042	—	164,509
Utilities		4,813	26,699	—	31,512
Preferred Stocks
Basic Materials		—	30,691	—	30,691
Consumer, Cyclical		—	3,546	—	3,546
Financial		—	25,489	—	25,489
Repurchase Agreements		—	10,142	—	10,142
	Total investments in securities $	472,449	$1,144,691	$—	$1,617,140

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

International Fund I
Common Stocks
Basic Materials		$—	$85,208	$—	$85,208
Communications		10,861	64,290	—	75,151
Consumer, Cyclical		—	120,493	—	120,493
Consumer, Non-cyclical		631	217,610	—	218,241
Diversified		13,091	15,714	—	28,805
Energy		17,932	76,013	—	93,945
Financial		28,599	209,935	—	238,534
Industrial		105	103,408	—	103,513
Technology		10,853	38,482	—	49,335
Utilities		—	36,628	—	36,628
Preferred Stocks
Communications		—	1,018	—	1,018
Consumer, Cyclical		—	2,947	—	2,947
Consumer, Non-cyclical		—	1,156	—	1,156
Utilities		—	42	—	42
Repurchase Agreements		—	27,889	—	27,889
	Total investments in securities $	82,072	$1,000,833	$—	$1,082,905
Liabilities
Equity Contracts**
Futures		$(565)	$—	$—	$(565)

LargeCap Blend Fund II
Common Stocks*		$1,028,822	$—	$—	$1,028,822
Repurchase Agreements		—	24,924	—	24,924
	Total investments in securities $	1,028,822	$24,924	$—	$1,053,746
Liabilities
Equity Contracts**
Futures		$(675)	$—	$—	$(675)

LargeCap Growth Fund
Common Stocks*		$2,369,321	$—	$—	$2,369,321
Repurchase Agreements		—	31,096	—	31,096
	Total investments in securities $	2,369,321	$31,096	$—	$2,400,417

LargeCap Growth Fund I
Common Stocks*		$4,738,033	$—	$—	$4,738,033
Repurchase Agreements		—	198,595	—	198,595
	Total investments in securities $	4,738,033	$198,595	$—	$4,936,628
Liabilities
Equity Contracts**
Futures		$(5,495)	$—	$—	$(5,495)

LargeCap Growth Fund II
Common Stocks*		$1,143,654	$—	$—	$1,143,654
Repurchase Agreements		—	36,981	—	36,981
	Total investments in securities $	1,143,654	$36,981	$—	$1,180,635
Liabilities
Equity Contracts**
Futures		$(976)	$—	$—	$(976)

LargeCap S&P 500 Index Fund
Common Stocks*		$2,740,814	$—	$—	$2,740,814
Repurchase Agreements		—	75,816	—	75,816
	Total investments in securities $	2,740,814	$75,816	$—	$2,816,630
Liabilities
Equity Contracts**
Futures		$(2,266)	$—	$—	$(2,266)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

LargeCap Value Fund
Common Stocks*		$1,814,797	$—	$—	$1,814,797
Repurchase Agreements		—	33,892	—	33,892
	Total investments in securities $	1,814,797	$33,892	$—	$1,848,689
Liabilities
Equity Contracts**
Futures		$(873)	$—	$—	$(873)

LargeCap Value Fund I
Common Stocks*		$2,091,090	$—	$—	$2,091,090
Repurchase Agreements		—	99,534	—	99,534
	Total investments in securities $	2,091,090	$99,534	$—	$2,190,624
Liabilities
Equity Contracts**
Futures		$(2,328)	$—	$—	$(2,328)

LargeCap Value Fund III
Common Stocks*		$747,952	$—	$—	$747,952
Repurchase Agreements		—	23,577	—	23,577
	Total investments in securities $	747,952	$23,577	$—	$771,529
Liabilities
Equity Contracts**
Futures		$(487)	$—	$—	$(487)

MidCap Blend Fund
Common Stocks
Basic Materials		$126,460	$—	$—	$126,460
Communications		719,598	—	—	719,598
Consumer, Cyclical		518,599	—	—	518,599
Consumer, Non-cyclical		544,948	21,543	—	566,491
Diversified		53,374	—	—	53,374
Energy		298,109	—	—	298,109
Financial		983,557	—	—	983,557
Industrial		169,321	—	—	169,321
Technology		146,802	—	—	146,802
Utilities		62,643	—	—	62,643
Repurchase Agreements		—	12,609	—	12,609
	Total investments in securities $	3,623,411	$34,152	$—	$3,657,563

MidCap Growth Fund
Common Stocks*		$103,807	$—	$—	$103,807
Repurchase Agreements		—	1,450	—	1,450
	Total investments in securities $	103,807	$1,450	$—	$105,257

MidCap Growth Fund III
Common Stocks*		$1,380,735	$—	$—	$1,380,735
Repurchase Agreements		—	54,686	—	54,686
	Total investments in securities $	1,380,735	$54,686	$—	$1,435,421
Liabilities
Equity Contracts**
Futures		$(219)	$—	$—	$(219)

MidCap S&P 400 Index Fund
Common Stocks*		$558,282	$—	$—	$558,282
Repurchase Agreements		—	17,605	—	17,605
	Total investments in securities $	558,282	$17,605	$—	$575,887
Liabilities
Equity Contracts**
Futures		$(238)	$—	$—	$(238)

MidCap Value Fund I
Common Stocks*		$1,563,094	$—	$—	$1,563,094
Repurchase Agreements		—	60,681	—	60,681
	Total investments in securities $	1,563,094	$60,681	$—	$1,623,775
Liabilities
Equity Contracts**
Futures		$(1,298)	$—	$—	$(1,298)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

MidCap Value Fund III
Common Stocks*		$89,452	$—	$—	$89,452
Repurchase Agreements		—	5,638	—	5,638
	Total investments in securities $	89,452	$5,638	$—	$95,090
Liabilities
Equity Contracts**
Futures		$(52)	$—	$—	$(52)

Money Market Fund
Bonds		$—	$167,052	$—	$167,052
Certificate of Deposit		—	5,800	—	5,800
Commercial Paper		—	704,312	—	704,312
Investment Companies		49,270	—	—	49,270
Municipal Bonds		—	92,400	—	92,400
Repurchase Agreements		—	110,000	—	110,000
	Total investments in securities $	49,270	$1,079,564	$—	$1,128,834

Overseas Fund
Common Stocks
Basic Materials		$—	$122,674	$—	$122,674
Communications		—	100,361	—	100,361
Consumer, Cyclical		15,770	161,400	—	177,170
Consumer, Non-cyclical		30,153	256,801	—	286,954
Diversified		—	5,005	—	5,005
Energy		10,271	144,700	—	154,971
Financial		—	339,024	—	339,024
Industrial		16,835	276,177	—	293,012
Technology		—	56,605	—	56,605
Utilities		—	70,947	—	70,947
Preferred Stocks
Communications		—	46	—	46
Consumer, Cyclical		—	677	—	677
Repurchase Agreements		—	46,553	—	46,553
	Total investments in securities $	73,029	$1,580,970	$—	$1,653,999
Liabilities
Equity Contracts**
Futures		$(1,956)	$—	$—	$(1,956)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(944)	$—	$(944)

Principal Capital Appreciation Fund
Common Stocks*		$1,724,628	$—	$—	$1,724,628
Repurchase Agreements		—	41,028	—	41,028
	Total investments in securities $	1,724,628	$41,028	$—	$1,765,656

Principal LifeTime 2010 Fund
Investment Companies		$1,713,308	$—	$—	$1,713,308
	Total investments in securities $	1,713,308	$—	$—	$1,713,308

Principal LifeTime 2015 Fund
Investment Companies		$793,259	$—	$—	$793,259
	Total investments in securities $	793,259	$—	$—	$793,259

Principal LifeTime 2020 Fund
Investment Companies		$5,623,387	$—	$—	$5,623,387
	Total investments in securities $	5,623,387	$—	$—	$5,623,387

Principal LifeTime 2025 Fund
Investment Companies		$1,016,475	$—	$—	$1,016,475
	Total investments in securities $	1,016,475	$—	$—	$1,016,475

Principal LifeTime 2030 Fund
Investment Companies		$5,249,650	$—	$—	$5,249,650
	Total investments in securities $	5,249,650	$—	$—	$5,249,650

Principal LifeTime 2035 Fund
Investment Companies		$673,381	$—	$—	$673,381
	Total investments in securities $	673,381	$—	$—	$673,381

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

Principal LifeTime 2040 Fund
Investment Companies		$3,205,617	$—	$—	$3,205,617
	Total investments in securities $	3,205,617	$—	$—	$3,205,617

Principal LifeTime 2045 Fund
Investment Companies		$347,989	$—	$—	$347,989
	Total investments in securities $	347,989	$—	$—	$347,989

Principal LifeTime 2050 Fund
Investment Companies		$1,392,558	$—	$—	$1,392,558
	Total investments in securities $	1,392,558	$—	$—	$1,392,558

Principal LifeTime 2055 Fund
Investment Companies		$60,810	$—	$—	$60,810
	Total investments in securities $	60,810	$—	$—	$60,810

Principal LifeTime Strategic Income Fund
Investment Companies		$781,794	$—	$—	$781,794
	Total investments in securities $	781,794	$—	$—	$781,794

Real Estate Securities Fund
Common Stocks*		$1,465,742	$—	$—	$1,465,742
Repurchase Agreements		—	3,564	—	3,564
	Total investments in securities $	1,465,742	$3,564	$—	$1,469,306

SAM Balanced Portfolio
Investment Companies		$3,848,326	$—	$—	$3,848,326
	Total investments in securities $	3,848,326	$—	$—	$3,848,326

SAM Conservative Balanced Portfolio
Investment Companies		$1,229,643	$—	$—	$1,229,643
	Total investments in securities $	1,229,643	$—	$—	$1,229,643

SAM Conservative Growth Portfolio
Investment Companies		$2,559,614	$—	$—	$2,559,614
	Total investments in securities $	2,559,614	$—	$—	$2,559,614

SAM Flexible Income Portfolio
Investment Companies		$1,495,739	$—	$—	$1,495,739
	Total investments in securities $	1,495,739	$—	$—	$1,495,739

SAM Strategic Growth Portfolio
Investment Companies		$1,570,307	$—	$—	$1,570,307
	Total investments in securities $	1,570,307	$—	$—	$1,570,307

Short-Term Income Fund
Bonds		$—	$1,456,412	$13,644	$1,470,056
Municipal Bonds		—	5,470	—	5,470
Repurchase Agreements		—	29,025	—	29,025
U.S. Government & Government Agency Obligations		—	4,075	—	4,075
	Total investments in securities $	—	$1,494,982	$13,644	$1,508,626
Liabilities
Interest Rate Contracts**
Futures		$(172)	$—	$—	$(172)

SmallCap Blend Fund
Common Stocks*		$347,581	$—	$—	$347,581
Repurchase Agreements		—	11,909	—	11,909
	Total investments in securities $	347,581	$11,909	$—	$359,490
Liabilities
Equity Contracts**
Futures		$(116)	$—	$—	$(116)

SmallCap Growth Fund I
Common Stocks*		$1,324,544	$—	$—	$1,324,544
Repurchase Agreements		—	78,180	—	78,180
	Total investments in securities $	1,324,544	$78,180	$—	$1,402,724
Liabilities
Equity Contracts**
Futures		$(2,387)	$—	$—	$(2,387)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)		Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)

Fund

SmallCap Growth Fund II
Common Stocks*		$146,198	$—	$—	$146,198
Repurchase Agreements		—	5,740	—	5,740
	Total investments in securities $	146,198	$5,740	$—	$151,938
Liabilities
Equity Contracts**
Futures		$(179)	$—	$—	$(179)

SmallCap S&P 600 Index Fund
Common Stocks*		$527,191	$—	$—	$527,191
Repurchase Agreements		—	11,379	—	11,379
	Total investments in securities $	527,191	$11,379	$—	$538,570
Liabilities
Equity Contracts**
Futures		$(112)	$—	$—	$(112)

SmallCap Value Fund II
Common Stocks
Basic Materials		$51,652	$—	$—	$51,652
Communications		40,725	—	—	40,725
Consumer, Cyclical		142,764	—	—	142,764
Consumer, Non-cyclical		165,579	—	43	165,622
Diversified		661	—	—	661
Energy		59,949	—	—	59,949
Financial		326,908	—	3	326,911
Industrial		154,005	—	11	154,016
Technology		71,546	—	—	71,546
Utilities		37,146	—	—	37,146
Preferred Stocks
Industrial		—	—	27	27
Repurchase Agreements		—	50,591	—	50,591
	Total investments in securities $	1,050,935	$50,591	$84	$1,101,610
Liabilities
Equity Contracts**
Futures		$(1,795)	$—	$—	$(1,795)

*For additional detail regarding sector classifications, please see the Schedule of Investments.

**Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

The changes in investments measured at fair value for which the Funds’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

				Accrued Discounts/ Premiums and Change in Unrealized Gain/(Loss)

											Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2012
	Value October 31, 2011		Realized Gain/ (Loss)			Proceeds from Sales	Transfers into Level 3 *	Transfers Out of Level 3**	Value October 31, 2012

Fund					Purchases
Bond & Mortgage Securities Fund
Bonds		$20,849	$(2,761)	$2,996	$5,077	$(11,719) $ 2,062		$(4,569	) $	11,935	$139
Common Stocks
Technology		17	—	—	—	—	—	(17)		—	—
	Total $	20,866	$(2,761)	$2,996	$5,077	$(11,719) $ 2,062		$(4,586	) $	11,935	$139

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012

4. Fair Valuation (Continued)
			Accrued Discounts/ Premiums and Change in Unrealized Gain/(Loss)

Value October 31, 2011		Realized Gain/ (Loss)		Purchases	Proceeds from into Sales		Transfers Level 3 *	Transfers Out of Level 3**	Value October 31, 2012	Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2012

Fund

Core Plus Bond Fund I
Bonds	$57,730	$(121)	$163	$—	$(4,912	) $	—	$(45,351)	$7,509	98
Credit Default	14	—	—	—	—		—	(14)	—	—
Swaps
Forward Volatility	(532)	—	—	—	—		—	532	—	—
Agreements
Interest Rate	(245)	—	—	—	—		—	245	—	—
Swaps
Purchased	305	—	—	—	—		—	(305)	—	—
Swaptions
Total $	57,272	$(121)	$163	$—	$(4,912	) $	—	$(44,893)	$7,509	$98

Global Diversified Income Fund
Bonds	$16,551	$(14)	$(169)	$22,545	$(1,038	) $	—	$(11,270)	$26,605	$240
Common Stocks
Communications	175	—	28	1,304	—		—	—	1,507	28
Consumer,Cyclical	—	—	(124)	124	—		—	—	—	(124)
Financial	283	—	(27)	—	(256)		—	—	—	—
Industrial	—	—	—	—	—		—	—	—	—
Credit Linked	—	—	79	6,334	—		—	—	6,413	50
Structured Notes
Preferred Stocks
Financial	3,112	—	5	—	—		—	—	3,117	5
Total $	20,121	$(14)	$(208)	$30,307	$(1,294	) $	—	$(11,270)	$37,642	$199

Government & High Quality Bond Fund
Bonds	$12,503	$—	$130	$13,496	$(346	) $	—	$(5,547)	$20,236	134
Total $	12,503	$—	$130	$13,496	$(346	) $	—	$(5,547)	$20,236	$134

High Yield Fund
Bonds	$39,909	$3,456	$(946)	$28,989	$(38,052	) $	8,520	$(9,850)	$32,026	$(343)
Common Stocks
Consumer,Cyclical	—	—	—	—	—		—	—	—	—
Consumer, Non-	1	—	(1)	—	—		—	—	—	(1)
Cyclical
Energy	922	915	(915)	—	(922)		—	—	—	—
Technology	202	—	(202)	—	—		—	—	—	—
Convertible Bonds	10,816	—	(1,554)	39,118	(44,656)		—	(101)	3,623	(1,575)
Total $	51,850	$4,371	$(3,618)	$68,107	$(83,630	) $	8,520	$(9,951)	$35,649	$(1,919)

Short-Term Income Fund
Bonds	$—	$—	$24	$13,912	$(293	) $	1	$—	$13,644	24
Total $	—	$—	$24	$13,912	$(293	) $	1	$—	$13,644	$24

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted

 2. Securities that have certain restrictions on trading

3. Instances where a security is illiquid

4. Instances in which a security is not priced by a pricing services.

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading resumes

2. Securities where trading restrictions have expired

3. Instances where a security is no longer illiquid

4. Instances in which a price becomes available from a pricing service.

At the end of the period, there were no other Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is .03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion. The annual rates used in this calculation for each of the other Funds are as follows:

		Net Assets of Funds					Net Assets of Funds
		(in millions)					(in millions)
				Over					Over
	First	Next	Next	$1.5		First	Next	Next	$1.5
	$500	$500	$500	billion		$500	$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	Overseas Fund	1.10%	1.08%	1.06%	1.05%
Inflation Protection Fund	.40	.38	.36	.35	SmallCap Blend Fund	.75	.73	.71	.70
LargeCap Blend Fund II	.75	.73	.71	.70	SmallCap Growth Fund I	1.10	1.08	1.06	1.05
MidCap Growth Fund	.65	.63	.61	.60	SmallCap Growth Fund II	1.00	.98	.96	.95
MidCap Growth Fund III	1.00	.96	.94	.92	SmallCap Value Fund II	1.00	.98	.96	.95
MidCap Value Fund III	.65	.63	.61	.60

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
High Yield Fund I	.65	.63	.61	.60	.59	.58
International Emerging Markets Fund	1.20	1.18	1.16	1.15	1.14	1.13
International Fund I	.97	.95	.93	.92	.91	.90
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
LargeCap Growth Fund II	.89	.87	.85	.84	.83	.82
LargeCap Value Fund	.45	.43	.41	.40	.39	.38
LargeCap Value Fund I	.80	.78	.76	.75	.74	.73
LargeCap Value Fund III	.80	.78	.76	.75	.73	.70
MidCap Blend Fund	.65	.63	.61	.60	.59	.58
MidCap Value Fund I	1.00	.98	.96	.95	.94	.93
Money Market Fund	.40	.39	.38	.37	.36	.35
Real Estate Securities Fund	.85	.83	.81	.80	.79	.78

	Net Assets of Fund (in millions)
	First	Over
	$250	$250
High Yield Fund	.625%	.50%

	Net Assets of Fund (in millions)				Net Assets of Fund (in millions)
	First	Next	Over		First	Next	Over
	$200	$300	$500		$500	$500	$1 billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund	.625%	.50%	.375%

		Net Assets of Funds				Net Assets of Fund (in millions)
		First $2	Over $2			First	Next	Over
		billion	billion			$250	$250	$500
Government & High Quality Bond Fund		.50%	.45%	Equity Income Fund		.60%	.55%	.50%
Income Fund		.50	.45

		Net Assets of Fund (in millions)
	First	Next	Next	Next	Over
	$500	$500	$1 billion	$1 billion	$3 billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012
5. Management Agreement and Transactions with Affiliates (Continued)

		All Net Assets
LargeCap S&P 500 Index Fund			.15%
MidCap S&P 400 Index Fund			.15
SmallCap S&P 600 Index Fund			.15

			Net Assets of Fund (in millions)
	First	Next	Next	Next	Next	Over
	$500	$500	$500	$500	$500	$2.5 billion
Core Plus Bond Fund I	.60%	.58%	.56%	.55%	.53%	.50%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from November 1, 2011 through October 31, 2012
	Class A		Class B	Class C	Class J	Institutional		Expiration
Bond & Mortgage Securities Fund	.94%		1.60%	1.75%	N/A	N/A		February 28, 2013
Diversified International Fund	N/A		2.47	2.08	N/A	N/A		February 28, 2013
Equity Income Fund	N/A		1.97	N/A	N/A	N/A		February 28, 2013
Global Diversified Income Fund	1.25		N/A	2.00	N/A	.90%		February 28, 2013
Global Real Estate Securities Fund	1.45		N/A	2.20	N/A	.95		February 28, 2013
Government & High Quality Bond Fund	.88		1.65	1.63	1.00%	N/A		February 28, 2014
High Yield Fund	N/A		1.92	N/A	N/A	N/A		February 28, 2013
Income Fund	N/A		1.90	N/A	1.10	N/A		February 28, 2013
Inflation Protection Fund	.90		N/A	1.65	1.15	N/A		February 28, 2013
International Emerging Markets Fund	N/A		2.78	2.80	N/A	N/A		February 28, 2013
LargeCap Growth	N/A		2.25	N/A	N/A	N/A		February 28, 2013
LargeCap S&P 500 Index Fund	.70		N/A	1.30	N/A	N/A		February 28, 2013
LargeCap Value Fund	N/A		2.00	1.70	N/A	N/A		February 28, 2013
MidCap Blend Fund	1.23	*	2.09	1.95	N/A	N/A		February 28, 2013
MidCap Value Fund I	N/A		N/A	N/A	1.73*	N/A		February 29, 2012
MidCap Value Fund III	N/A		N/A	N/A	N/A	.69	**	February 28, 2013
Money Market Fund	N/A		1.55	1.79	N/A	N/A		February 28, 2013
Overseas Fund	N/A		N/A	N/A	N/A	1.10		February 28, 2013
Principal Capital Appreciation	N/A		1.99	1.82	N/A	N/A		February 28, 2013
Principal LifeTime 2010 Fund	.41		N/A	N/A	N/A	N/A		February 28, 2013
Principal LifeTime 2015 Fund	N/A		N/A	N/A	N/A	.08		February 28, 2013
Principal LifeTime 2020 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2013
Principal LifeTime 2025 Fund	N/A		N/A	N/A	N/A	.08		February 28, 2013
Principal LifeTime 2030 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2013
Principal LifeTime 2035 Fund	N/A		N/A	N/A	N/A	.08		February 28, 2013
Principal LifeTime 2040 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2013
Principal LifeTime 2045 Fund	N/A		N/A	N/A	N/A	.08		February 28, 2013
Principal LifeTime 2050 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2013
Principal LifeTime 2055 Fund	N/A		N/A	N/A	N/A	.08		February 28, 2013
Principal LifeTime Strategic Income Fund	.41		1.16	N/A	N/A	N/A		February 28, 2013
Real Estate Securities Fund	1.45		2.20	2.20	N/A	N/A		February 28, 2013
SAM Balanced Portfolio	N/A		1.70	N/A	N/A	N/A		February 28, 2013
SAM Conservative Balanced Portfolio	N/A		1.69	N/A	N/A	N/A		February 28, 2013
SAM Conservative Growth Portfolio	N/A		1.71	N/A	N/A	N/A		February 28, 2013

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

	Period from November 1, 2011 through October 31, 2012
	Class A		Class B		Class C	Class J	Institutional	Expiration
SAM Flexible Income Portfolio	N/A		1.69%		N/A	N/A	N/A	February 28, 2013
SAM Strategic Growth Portfolio	N/A		1.75		N/A	N/A	N/A	February 28, 2013
Short-Term Income Fund	.95%	*	N/A		1.67%	1.07%	N/A	February 28, 2013
SmallCap Blend Fund	1.35	^	2.29	^	2.08^	N/A	.80%**	February 28, 2014
SmallCap Growth Fund II	N/A		N/A		N/A	1.58	N/A	February 28, 2013
SmallCap Value Fund II	N/A		N/A		N/A	1.926	N/A	February 28, 2013

*	Expired February 29, 2012.
**	Period from December 21, 2011 through October 31, 2012.
^	Prior to December 21, 2011 the expense limit was 1.63%, 2.38% and 2.20% for Class A, Class B and Class C shares, respectively.

	Period from November 1, 2011 through October 31, 2012
	R-1	R-2	R-3	R-4	R-5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 28, 2014
Principal LifeTime 2055 Fund	.96	.83	.65	.46	.34	February 28, 2013
Short-Term Income	1.30	1.18	.99	.79	.68	February 28, 2013

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ended February 28, 2013. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

International Fund I	.026%	MidCap Value Fund I	.020%
LargeCap Blend Fund II	.018	MidCap Value Fund III	.014
LargeCap Growth Fund I	.016	Overseas Fund	.030
LargeCap Growth Fund II	.014	SmallCap Growth Fund I	.022
LargeCap Value Fund I	.014	SmallCap Growth Fund II	.020
LargeCap Value Fund III	.012	SmallCap Value Fund II	.024
MidCap Growth Fund III	.022

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013 (through the period ending February 28, 2014 for Government & High Quality Bond Fund). The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to Institutional class of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at anytime. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	SAM Conservative Balanced Portfolio	.40%
High Yield Fund	.56	SAM Conservative Growth Portfolio	.40
International Emerging Markets Fund	1.34	SAM Flexible Income Portfolio	.40
International Fund I	.984	SAM Strategic Growth Portfolio	.40
LargeCap S&P 500 Index Fund	.20	Short-Term Income Fund	.54
MidCap Blend Fund	.70	SmallCap Blend Fund	.80
MidCap Growth Fund	.70	SmallCap Growth Fund I	1.128
MidCap S&P 400 Index Fund	.20	SmallCap S&P 600 Index Fund	.20
SAM Balanced Portfolio	.40	SmallCap Value Fund II	1.026

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2013.

In addition, the Manager has voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%. The expense limit may be terminated at any time.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

The Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annuailized basis) attributable to Class J shares (with the exception of Money Market Fund) through February 28, 2013 (through the period ending February 28, 2014 for Government & High Quality Bond Fund). The limit will maintain the level of distribution fees not to exceed .25% for Class J shares. Prior to January 1, 2012, the limit was a voluntary limit of .30%.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C shares, respectively. The expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc. as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retain sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, Global Diversified Income Fund, High Yield Fund, Inflation Protection Fund, Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2012, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$93	$3	$3	$12
Diversified International Fund	156	6	1	17
Equity Income Fund	342	14	7	-
Global Diversified Income Fund	1,928	NA	226	-
Global Real Estate Securities Fund	24	NA	1	NA
Government & High Quality Bond Fund	535	5	30	33
High Yield Fund	465	18	73	NA
Income Fund	314	6	15	31
Inflation Protection Fund	40	NA	1	3
International Emerging Markets Fund	154	4	3	21
LargeCap Blend Fund II	NA	NA	NA	5
LargeCap Growth Fund	195	5	1	3
LargeCap Growth Fund I	NA	NA	NA	14
LargeCap Growth Fund II	NA	NA	NA	1
LargeCap S&P 500 Index Fund	74	NA	3	26
LargeCap Value Fund	108	3	-	6
LargeCap Value Fund III	NA	NA	NA	4
MidCap Blend Fund	674	10	17	23
MidCap Growth Fund	NA	NA	NA	1
MidCap Growth Fund III	NA	NA	NA	2
MidCap S&P 400 Index Fund	NA	NA	NA	6
MidCap Value Fund I	NA	NA	NA	3
MidCap Value Fund III	NA	NA	NA	2
Money Market Fund	2	23	7	117
Principal Capital Appreciation Fund	209	11	3	NA
Principal LifeTime 2010 Fund	39	NA	NA	33
Principal LifeTime 2020 Fund	172	4	NA	132
Principal LifeTime 2030 Fund	278	6	NA	160
Principal LifeTime 2040 Fund	202	2	NA	93
Principal LifeTime 2050 Fund	121	1	NA	29
Principal LifeTime Strategic Income Fund	27	1	NA	13
Real Estate Securities Fund	154	5	8	12
SAM Balanced Portfolio	1,333	81	36	244
SAM Conservative Balanced Portfolio	608	18	13	106
SAM Conservative Growth Portfolio	921	65	24	81
SAM Flexible Income Portfolio	541	13	39	74
SAM Strategic Growth Portfolio	620	57	16	153
Short-Term Income Fund	532	NA	25	32
SmallCap Blend Fund	107	3	1	6
SmallCap Growth Fund I	NA	NA	NA	3
SmallCap Growth Fund II	NA	NA	NA	1
SmallCap S&P 600 Index Fund	NA	NA	NA	14
SmallCap Value Fund II	NA	NA	NA	1

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2012, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A Institutional		R-1	R-2	R-3	R-4	R-5
Bond & Mortgage Securities Fund	—	16,484	—	—	—	—	—
Core Plus Bond Fund I	N/A	156,937	—	—	—	—	—
Diversified International Fund	—	59,628	—	—	—	—	—
Equity Income Fund	—	55,978	—	—	—	—	—
Global Real Estate Securities Fund	—	75	N/A	N/A	N/A	N/A	N/A
Government & High Quality Bond Fund	—	2	—	—	—	—	—
High Yield Fund	—	40	N/A	N/A	N/A	N/A	N/A
High Yield Fund I	N/A	53,699	N/A	N/A	N/A	N/A	N/A
Income Fund	—	15,621	—	—	—	—	—
Inflation Protection Fund	—	25,643	—	—	—	—	—
International Emerging Markets Fund	—	5,068	—	—	—	—	—
International Fund I	N/A	48,652	—	—	—	—	—
LargeCap Blend Fund II	N/A	39,056	—	—	—	—	—
LargeCap Growth Fund	—	9,209	—	—	—	—	—
LargeCap Growth Fund I	N/A	170,426	—	—	—	—	—
LargeCap Growth Fund II	N/A	82,969	—	—	—	—	—
LargeCap Value Fund	—	7,736	—	—	—	—	—
LargeCap Value Fund I	N/A	16,322	—	—	—	—	—
LargeCap Value Fund III	N/A	25,180	—	—	—	—	—
MidCap Blend Fund	—	39	—	—	—	—	—
MidCap Growth Fund III	N/A	68,756	—	—	—	—	—
MidCap Value Fund I	N/A	61,182	—	—	—	—	—
Money Market Fund	132	24,540	N/A	N/A	N/A	N/A	N/A
Overseas Fund	N/A	41,733	1	1	1	1	1
Principal Capital Appreciation Fund	—	4,561	—	—	—	—	—
Principal LifeTime 2010 Fund	—	80,242	—	—	—	—	—
Principal LifeTime 2015 Fund	N/A	32,294	—	—	—	—	—
Principal LifeTime 2020 Fund	—	252,334	—	—	—	—	—
Principal LifeTime 2025 Fund	N/A	42,443	—	—	—	—	—
Principal LifeTime 2030 Fund	—	247,213	—	—	—	—	—
Principal LifeTime 2035 Fund	N/A	29,897	—	—	—	—	—
Principal LifeTime 2040 Fund	—	152,693	—	—	—	—	—
Principal LifeTime 2045 Fund	N/A	16,207	—	—	—	—	—
Principal LifeTime 2050 Fund	—	76,591	—	—	—	—	—
Principal LifeTime 2055 Fund	N/A	3,974	—	—	—	—	—
Principal LifeTime Strategic Income Fund	—	43,316	—	—	—	—	—
Real Estate Securities Fund	—	25,094	—	—	—	—	—
SAM Balanced Portfolio	—	43,330	—	—	—	—	—
SAM Conservative Balanced Portfolio	—	20,656	—	—	—	—	—
SAM Conservative Growth Portfolio	—	26,995	—	—	—	—	—
SAM Flexible Income Portfolio	—	12,977	—	—	—	—	—
SAM Strategic Growth Portfolio	—	12,143	—	—	—	—	—
Short-Term Income Fund	—	11,430	—	—	—	—	—
SmallCap Blend Fund	—	2,669	—	—	—	—	—
SmallCap Growth Fund I	N/A	44,850	—	—	—	—	—
SmallCap Growth Fund II	N/A	12,414	—	—	—	—	—
SmallCap Value Fund II	N/A	44,941	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $99,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2012. Brokerage commissions were paid to affiliates of sub-advisors as follows (amounts in thousands):

Year Ended
October 31, 2012
MidCap Value Fund I	$55

6. Investment Transactions

For the year ended October 31, 2012, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$4,000,651	$3,888,041	MidCap Value Fund III	$46,533	$52,751
Core Plus Bond Fund I	7,561,255	7,260,772	Overseas Fund	600,852	391,605
Diversified International Fund	2,730,840	2,209,142	Principal Capital Appreciation Fund	136,952	152,640
Equity Income Fund	1,307,811	900,266	Principal LifeTime 2010 Fund	483,753	517,756
Global Diversified Income Fund	4,003,721	1,829,835	Principal LifeTime 2015 Fund	283,485	161,490
Global Real Estate Securities Fund	1,336,079	616,383	Principal LifeTime 2020 Fund	1,471,918	1,161,019
Government & High Quality Bond Fund	864,853	816,249	Principal LifeTime 2025 Fund	353,542	134,431
High Yield Fund	2,853,004	2,516,221	Principal LifeTime 2030 Fund	1,373,845	980,908
High Yield Fund I	962,450	1,453,941	Principal LifeTime 2035 Fund	230,279	74,230
Income Fund	776,600	243,075	Principal LifeTime 2040 Fund	662,119	370,144
Inflation Protection Fund	—	13,002	Principal LifeTime 2045 Fund	119,941	23,273
International Emerging Markets Fund	1,706,084	1,583,667	Principal LifeTime 2050 Fund	297,895	132,898
International Fund I	624,393	784,036	Principal LifeTime 2055 Fund	29,985	7,211
LargeCap Blend Fund II	443,351	489,245	Principal LifeTime Strategic Income Fund	288,939	228,035
LargeCap Growth Fund	1,460,500	1,576,690	Real Estate Securities Fund	710,289	1,140,461
LargeCap Growth Fund I	2,502,741	1,327,291	SAM Balanced Portfolio	691,123	336,511
LargeCap Growth Fund II	726,407	726,653	SAM Conservative Balanced Portfolio	316,574	72,206
LargeCap S&P 500 Index Fund	280,148	88,536	SAM Conservative Growth Portfolio	443,458	310,944
LargeCap Value Fund	2,011,352	1,904,939	SAM Flexible Income Portfolio	377,077	71,201
LargeCap Value Fund I	1,365,919	1,431,556	SAM Strategic Growth Portfolio	225,353	201,470
LargeCap Value Fund III	563,871	1,053,601	Short-Term Income Fund	944,920	610,575
MidCap Blend Fund	2,133,574	550,805	SmallCap Blend Fund	282,836	324,328
MidCap Growth Fund	183,389	209,965	SmallCap Growth Fund I	1,028,038	1,044,962
MidCap Growth Fund III	1,814,161	1,913,954	SmallCap Growth Fund II	144,809	184,694
MidCap S&P 400 Index Fund	138,862	73,389	SmallCap S&P 600 Index Fund	112,722	78,452
MidCap Value Fund I	1,302,983	1,313,035	SmallCap Value Fund II	536,885	563,495

In addition Core Plus Bond Fund I had $50,816,000 of covers on securities sold short and $60,034,000 of securities sold short.

For the year ended October 31, 2012, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$1,192,315	$963,180
Core Plus Bond Fund I	2,765,338	2,731,830
Global Diversified Income Fund	7,301	–
Government & High Quality Bond Fund	182,489	126,596
High Yield Fund	200,830	302,821
Income Fund	55,375	17,526
Inflation Protection Fund	1,156,978	1,138,287
Short-Term Income Fund	1,658	1,617

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for years ended October 31, 2012 and October 31, 2011 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*		Return of Capital
	2012	2011		2012	2011	2012	2011
Bond & Mortgage Securities Fund	$69,911	$75,766	$	— $	— $	— $	1,891
Core Plus Bond Fund I	86,907	116,251		—	34,025	—	—
Diversified International Fund	40,930	23,568		—	—	—	—
Equity Income Fund	110,312	96,794		—	—	—	—
Global Diversified Income Fund	200,495	125,150		8,978	3,747	—	—
Global Real Estate Securities Fund	13,934	3,829		—	136	—	—
Government & High Quality Bond Fund	64,963	64,498		—	—	—	—
High Yield Fund	270,385	272,231		97,367	49,449	—	—
High Yield Fund I	125,867	95,493		16,606	16,886	—	—
Income Fund	90,963	77,381		—	—	—	136
Inflation Protection Fund	2,585	22,129		—	—	—	—
International Emerging Markets Fund	17,557	7,252		—	—	—	—
International Fund I	19,522	20,495		—	—	—	—
LargeCap Blend Fund II	11,558	7,668		—	—	—	—
LargeCap Growth Fund	5,364	—		—	—	—	—
LargeCap Growth Fund I	4,484	3,441		121,320	—	—	—
LargeCap Growth Fund II	5,897	9,200		90,111	5,623	—	—
LargeCap S&P 500 Index Fund	41,058	28,555		—	—	—	—
LargeCap Value Fund	20,946	15,354		—	—	—	—
LargeCap Value Fund I	33,260	29,245		—	—	—	—
LargeCap Value Fund III	19,865	22,435		—	—	—	—
MidCap Blend Fund	23,275	16,656		94,325	48,472	—	—
MidCap Growth Fund	3,177	—		11,428	—	—	—
MidCap S&P 400 Index Fund	4,955	2,540		16,732	3,490	—	—
MidCap Value Fund I	8,906	17,124		—	—	—	—
MidCap Value Fund III	805	1,076		—	—	—	—
Overseas Fund	59,406	35,191		29,538	67,199	—	—
Principal Capital Appreciation Fund	20,224	18,397		15,069	36,646	—	—
Principal LifeTime 2010 Fund	38,883	42,837		—	—	—	—
Principal LifeTime 2015 Fund	14,089	14,460		8,967	7,230	—	—
Principal LifeTime 2020 Fund	108,020	103,087		—	—	—	—
Principal LifeTime 2025 Fund	16,611	14,217		2,708	5,635	—	—
Principal LifeTime 2030 Fund	97,326	79,981		—	—	—	—
Principal LifeTime 2035 Fund	9,895	7,969		1,594	4,219	—	—
Principal LifeTime 2040 Fund	53,315	40,625		—	—	—	—
Principal LifeTime 2045 Fund	4,505	3,389		819	1,855	—	—
Principal LifeTime 2050 Fund	21,014	15,688		—	—	—	—
Principal LifeTime 2055 Fund	695	496		121	177	—	—
Principal LifeTime Strategic Income Fund	19,067	19,583		—	—	—	—
Real Estate Securities Fund	15,917	19,887		—	—	—	—
SAM Balanced Portfolio	62,722	66,299		—	—	—	—
SAM Conservative Balanced Portfolio	23,747	22,941		4,616	—	—	—
SAM Conservative Growth Portfolio	28,359	27,147		—	—	—	—
SAM Flexible Income Portfolio	36,793	34,487		1,585	—	—	—
SAM Strategic Growth Portfolio	8,586	9,939		—	—	—	—
Short-Term Income Fund	23,851	25,538		—	—	—	—
SmallCap Growth Fund I	—	—		67,456	—	—	—
SmallCap S&P 600 Index Fund	2,351	2,727		—	—	—	—
SmallCap Value Fund II	4,457	4,012		—	—	—	—

*The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

7. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2012, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Core Plus Bond Fund I	$90,561	$40,004
Diversified International Fund	65,764	—
Equity Income Fund	6,031	—
Global Diversified Income Fund	32,682	33,868
Global Real Estate Securities Fund	62,468	—
High Yield Fund	33,044	6,370
High Yield Fund I	80,970	21,571
Income Fund	527	—
Inflation Protection Fund	1,777	—
International Emerging Markets Fund	19,818	—
International Fund I	20,089	—
LargeCap Blend Fund II	10,149	—
LargeCap Growth Fund	5,356	—
LargeCap Growth Fund I	10,349	213,043
LargeCap Growth Fund II	6,306	16,843
LargeCap S&P 500 Index Fund	36,447	—
LargeCap Value Fund	24,851	—
LargeCap Value Fund I	29,392	—
LargeCap Value Fund III	13,085	—
MidCap Blend Fund	34,066	54,019
MidCap Growth Fund	—	5,431
MidCap Growth Fund III	327	30,818
MidCap S&P 400 Index Fund	5,926	17,270
MidCap Value Fund I	12,572	—
MidCap Value Fund III	795	—
Overseas Fund	33,589	—
Principal Capital Appreciation Fund	16,402	20,351
Principal LifeTime 2010 Fund	10,700	—
Principal LifeTime 2015 Fund	5,734	15,061
Principal LifeTime 2020 Fund	17,814	—
Principal LifeTime 2025 Fund	2,608	21,094
Principal LifeTime 2030 Fund	8,598	—
Principal LifeTime 2035 Fund	738	12,294
Principal LifeTime 2040 Fund	2,692	—
Principal LifeTime 2045 Fund	302	5,278
Principal LifeTime 2050 Fund	871	—
Principal LifeTime 2055 Fund	33	690
Principal LifeTime Strategic Income Fund	6,657	—
Real Estate Securities Fund	4,730	—
SAM Balanced Portfolio	2,343	—
SAM Conservative Balanced Portfolio	2,367	6,490
SAM Conservative Growth Portfolio	9,241	—
SAM Flexible Income Portfolio	1,280	14,264
SAM Strategic Growth Portfolio	7,373	—
Short-Term Income Fund	1,229	—
SmallCap Blend Fund	560	—
SmallCap Growth Fund I	—	87,980
SmallCap S&P 600 Index Fund	3,509	—
SmallCap Value Fund II	6,464	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of October 31, 2012, Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, Money Market Fund, and SmallCap Growth Fund II had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2012, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:							No Expiration
								Short-		Long-		Annual
	2014		2015	2016	2017	2018	2019	Term		Term	Total	Limitations*
Bond & Mortgage Securities Fund	$—	$	— $	2,545	$135,017	$—	$20,018	$—	$	— $ 157,580		$—
Diversified International Fund	—		174,980	104,394	469,054	—	—	55,287		—	803,715	38,411
Equity Income Fund	—		—	186,074	407,289	—	6,706	—		—	600,069	—
Global Real Estate Securities Fund	—		—	—	1,000	117	—	—		—	1,117	200
Government & High Quality Bond Fund	6,007		3,147	55,498	2,385	—	—	—		—	67,037	—
Income Fund	1,046		2,036	—	18,489	8,587	13,420	556		10,799	54,933	—
Inflation Protection Fund	—		—	—	312	—	—	—		—	312	—
International Emerging Markets Fund	—		—	—	68,739	—	—	30,057		—	98,796	—
International Fund I	—		—	217,373	272,451	—	—	17,039		—	506,863	—
LargeCap Blend Fund II	—		—	—	57,334	—	—	—		—	57,334	—
LargeCap Growth Fund	—		—	—	99,631	—	—	—		—	99,631	—
LargeCap Growth Fund II	—		—	—	119,765	—	—	—		—	119,765	62,861
LargeCap S&P 500 Index Fund	—		26,771	152,578	18,331	—	—	—		—	197,680	38,431
LargeCap Value Fund	—		—	—	45,618	—	—	—		—	45,618	—
LargeCap Value Fund I	—		—	—	42,763	—	—	—		—	42,763	—
LargeCap Value Fund III	—		—	—	383,191	—	—	—		—	383,191	—
MidCap Value Fund I	—		—	—	12,166	—	—	—		—	12,166	—
MidCap Value Fund III	—		—	—	8,645	—	—	—		—	8,645	—
Money Market Fund	24		3,000	35,617	2,969	—	—	—		—	41,610	5,612
Overseas Fund	—		—	—	—	—	—	5,904		—	5,904	—
Principal Capital Appreciation Fund	—		27,313	9,104	—	—	—	—		—	36,417	9,104
Principal LifeTime 2010 Fund	—		—	—	16,729	105,649	—	—		—	122,378	—
Principal LifeTime 2020 Fund	—		—	—	—	144,100	—	—		—	144,100	—
Principal LifeTime 2030 Fund	—		—	—	—	114,800	—	—		—	114,800	—
Principal LifeTime 2040 Fund	—		—	—	—	31,799	—	—		—	31,799	—
Principal LifeTime 2050 Fund	—		—	—	—	8,387	—	—		—	8,387	—
Principal LifeTime
Strategic Income Fund	—		—	—	17,227	32,135	—	—		—	49,362	—
Real Estate Securities Fund	—		—	—	23,364	—	—	—		—	23,364	—
SAM Balanced Portfolio	—		—	—	69,703	20,658	—	—		—	90,361	—
SAM Conservative Growth Portfolio	—		—	—	60,616	39,080	—	—		—	99,696	—
SAM Strategic Growth Portfolio	—		—	—	67,328	31,419	6,329	—		—	105,076	—
Short-Term Income Fund	—		278	18,801	15,548	—	—	—		—	34,627	5,314
SmallCap Blend Fund	—		—	23,636	16,251	—	—	—		—	39,887	4,161
SmallCap Growth Fund II	—		—	—	809	—	—	—		—	809	—
SmallCap S&P 600 Index Fund	—		—	—	—	14,161	—	—		—	14,161	—
SmallCap Value Fund II	—		—	34,835	22,696	—	—	—		—	57,531	—

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

7. Federal Tax Information (Continued)

As of October 31, 2012, the following funds had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Bond & Mortgage Securities Fund	$—	$31,705
Core Plus Bond Fund I	—	35,208
Equity Income Fund	—	63,185
Global Real Estate Securities Fund	—	1,016
Government & High Quality Bond Fund	—	5,964
Income Fund	892	—
Inflation Protection Fund	—	52,212
LargeCap Blend Fund II	—	35,467
LargeCap Growth Fund	—	207,884
LargeCap Growth Fund II	—	62,861
LargeCap S&P 500 Index Fund	—	23,338
LargeCap Value Fund	—	70,076
LargeCap Value Fund I	—	115,244
LargeCap Value Fund III	—	32,510
MidCap Growth Fund III	—	36,852
MidCap Value Fund I	—	118,356
MidCap Value Fund III	—	4,958
Money Market Fund	—	4
Principal Capital Appreciation Fund	—	9,104
Principal LifeTime 2010 Fund	—	50,705
Principal LifeTime 2015 Fund	—	7
Principal LifeTime 2020 Fund	—	85,051
Principal LifeTime 2030 Fund	—	56,948
Principal LifeTime 2035 Fund	—	7
Principal LifeTime 2040 Fund	—	39,117
Principal LifeTime 2050 Fund	—	17,507
Principal LifeTime Strategic Income Fund	—	7,810
Real Estate Securities Fund	—	224,962
SAM Balanced Portfolio	—	38,897
SAM Conservative Growth Portfolio	—	30,069
SAM Strategic Growth Portfolio	—	17,806
Short-Term Income Fund	—	7,038
SmallCap Blend Fund	18,067	30,660
SmallCap Growth Fund II	—	24,833
SmallCap S&P 600 Index Fund	—	20,112
SmallCap Value Fund II	—	52,090

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At October 31, 2012, the Funds had late-year losses as follows (amounts in thousands):

Late-Year Loss
MidCap Growth Fund	$223
SmallCap Growth Fund I	2,433
SmallCap Growth Fund II	1,161

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$8,899	$(1,196)	$(7,703)
Core Plus Bond Fund I	4,421	(4,421)	—
Diversified International Fund	880	304	(1,184)
Equity Income Fund	(8,089)	8,989	(900)
Global Diversified Income Fund	(1,108)	(1,469)	2,577
Global Real Estate Securities Fund	3,804	(3,604)	(200)
Government & High Quality Bond Fund	12,422	(9,860)	(2,562)
High Yield Fund	6,629	(6,629)	—
High Yield Fund I	(1,028)	1,028	—
Income Fund	4,303	(3,411)	(892)
Inflation Protection Fund	(3,925)	3,925	—
International Emerging Markets Fund	(1,974)	1,974	—
International Fund I	383	(383)	—
LargeCap Growth Fund	(832)	832	—
LargeCap Growth Fund I	(32)	32	—
LargeCap Growth Fund II	312	(312)	—
LargeCap S&P 500 Index Fund	(28)	28	—
LargeCap Value Fund I	(1)	1	—
LargeCap Value Fund III	(11)	11	—
MidCap Blend Fund	8,582	(8,582)	—
MidCap Growth Fund	99	—	(99)
MidCap Growth Fund III	(7)	(8)	15
MidCap S&P 400 Index Fund	24	(24)	—
MidCap Value Fund I	(4)	4	—
Overseas Fund	1,247	(1,247)	—
Principal Capital Appreciation Fund	592	(592)	—
Real Estate Securities Fund	(918)	(124)	1,042
SAM Conservative Growth Portfolio	3	—	(3)
SAM Flexible Income Portfolio	—	(413)	413
Short-Term Income Fund	9	(9)	—
SmallCap Blend Fund	1	(27,910)	27,909
SmallCap Growth Fund I	6,958	(6,974)	16
SmallCap Growth Fund II	215	—	(215)
SmallCap Value Fund II	28	(37)	9

Federal Income Tax Basis. At October 31, 2012, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	income tax purposes
Bond & Mortgage Securities Fund	$98,898	$(13,714)	$85,184	$2,493,880
Core Plus Bond Fund I	184,193	(6,385)	177,808	3,855,881
Diversified International Fund	366,189	(81,579)	284,610	3,182,711
Equity Income Fund	872,247	(78,064)	794,183	3,445,023
Global Diversified Income Fund	319,456	(71,976)	247,480	5,042,393
Global Real Estate Securities Fund	57,467	(13,040)	44,427	1,050,555
Government & High Quality Bond Fund	79,643	(11,266)	68,377	1,867,899

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. October 31, 2012

7. Federal Tax Information (Continued)

	Unrealized	Unrealized	Net Unrealized	Cost for federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	income tax purposes
High Yield Fund	167,575	(94,963)	72,612	3,855,913
High Yield Fund I	55,222	(19,047)	36,175	1,142,125
Income Fund	184,579	(11,750)	172,829	2,170,853
Inflation Protection Fund	50,159	(11,153)	39,006	753,919
International Emerging Markets Fund	166,571	(80,700)	85,871	1,531,269
International Fund I	94,039	(61,943)	32,096	1,050,809
LargeCap Blend Fund II	173,075	(27,812)	145,263	908,483
LargeCap Growth Fund	530,753	(35,709)	495,044	1,905,373
LargeCap Growth Fund I	784,751	(171,721)	613,030	4,323,598
LargeCap Growth Fund II	170,347	(21,980)	148,367	1,032,268
LargeCap S&P 500 Index Fund	653,771	(155,418)	498,353	2,318,277
LargeCap Value Fund	227,409	(12,573)	214,836	1,633,853
LargeCap Value Fund I	213,873	(87,473)	126,400	2,064,224
LargeCap Value Fund III	79,287	(21,060)	58,227	713,302
MidCap Blend Fund	606,398	(85,927)	520,471	3,137,092
MidCap Growth Fund	15,082	(2,053)	13,029	92,228
MidCap Growth Fund III	188,540	(47,429)	141,111	1,294,310
MidCap S&P 400 Index Fund	108,817	(51,199)	57,618	518,269
MidCap Value Fund I	169,827	(55,061)	114,766	1,509,009
MidCap Value Fund III	15,010	(2,137)	12,873	82,217
Money Market Fund	—	—	—	1,128,834
Overseas Fund	193,439	(113,267)	80,172	1,573,827
Principal Capital Appreciation Fund	567,493	(38,457)	529,036	1,236,620
Principal LifeTime 2010 Fund	150,566	(70,250)	80,316	1,632,992
Principal LifeTime 2015 Fund	114,285	(2,694)	111,591	681,668
Principal LifeTime 2020 Fund	598,954	(235,883)	363,071	5,260,316
Principal LifeTime 2025 Fund	148,476	(6,664)	141,812	874,663
Principal LifeTime 2030 Fund	596,730	(209,598)	387,132	4,862,518
Principal LifeTime 2035 Fund	101,844	(5,222)	96,622	576,759
Principal LifeTime 2040 Fund	407,055	(152,892)	254,163	2,951,454
Principal LifeTime 2045 Fund	48,326	(3,096)	45,230	302,759
Principal LifeTime 2050 Fund	179,743	(67,137)	112,606	1,279,952
Principal LifeTime 2055 Fund	6,925	(680)	6,245	54,565
Principal LifeTime Strategic Income Fund	58,345	(7,722)	50,623	731,171
Real Estate Securities Fund	392,815	(13,601)	379,214	1,090,092
SAM Balanced Portfolio	480,866	(11,873)	468,993	3,379,333
SAM Conservative Balanced Portfolio	116,412	(2,131)	114,281	1,115,362
SAM Conservative Growth Portfolio	349,203	(15,281)	333,922	2,225,692
SAM Flexible Income Portfolio	121,697	(2,037)	119,660	1,376,079
SAM Strategic Growth Portfolio	229,799	(12,302)	217,497	1,352,810
Short-Term Income Fund	38,413	(2,528)	35,885	1,472,741
SmallCap Blend Fund	49,877	(15,079)	34,798	324,692
SmallCap Growth Fund I	198,419	(76,170)	122,249	1,280,475
SmallCap Growth Fund II	28,614	(9,382)	19,232	132,706
SmallCap S&P 600 Index Fund	104,838	(55,334)	49,504	489,066
SmallCap Value Fund II	148,688	(97,600)	51,088	1,050,522

In addition, Short-Term Income Fund had another book-to-tax accounting difference of approximately $1,014,000 that is primarily attributable to loss deferrals from tax straddles.

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

COMMON STOCKS - 0.00%	Shares Held	Value	(000	's)		Principal
Semiconductors - 0.00%					BONDS (continued)	Amount (000's)	Value	(000	's)
Tower Semiconductor Ltd - Warrants (a),(b)	345,803		$4		Automobile Asset Backed Securities (continued)
					Santander Drive Auto Receivables Trust
TOTAL COMMON STOCKS			$4		0.91%, 05/15/2015(e)	$4,638		$4,651
	Principal				Santander Drive Auto Receivables Trust 2011-
BONDS- 56.28%	Amount (000's)	Value	(000	's)	1
					0.96%, 02/18/2014	575		576
Advertising - 0.24%					Santander Drive Auto Receivables Trust 2011-
Griffey Intermediate Inc / Griffey Finance Sub					2
LLC					1.04%, 04/15/2014	1,864		1,866
7.00%, 10/15/2020(c)	$390		$396
					Santander Drive Auto Receivables Trust 2011-
Interpublic Group of Cos Inc/The					S1
4.00%, 03/15/2022	1,055		1,106		1.48%, 05/15/2017(c)	4,619		4,633
6.25%, 11/15/2014	585		632		Santander Drive Auto Receivables Trust 2012-
10.00%, 07/15/2017	3,105		3,427		1
			$5,561		1.25%, 04/15/2015	4,706		4,728
Aerospace & Defense - 0.27%					Santander Drive Auto Receivables Trust 2012-
Air 2 US					4
8.03%, 10/01/2019(c),(d)	283		289		0.79%, 08/17/2015	5,150		5,163
8.63%, 10/01/2020(c),(d)	474		478		World Omni Automobile Lease Securitization
United Technologies Corp					Trust
					0.93%, 11/16/2015(e)	5,000		5,034
1.20%, 06/01/2015	770		785
1.80%, 06/01/2017	1,675		1,739					$66,786
4.50%, 06/01/2042	2,550		2,933		Automobile Floor Plan Asset Backed Securities - 2.53%
			$6,224		Ally Master Owner Trust
					0.84%, 05/15/2016(e)	9,900		9,943
Agriculture - 0.65%					1.01%, 09/15/2016(e)	3,500		3,530
Altria Group Inc					1.08%, 01/15/2016(e)	5,770		5,814
2.85%, 08/09/2022	6,345		6,363		1.96%, 01/15/2015(c),(e)	5,500		5,518
4.25%, 08/09/2042	1,905		1,946
9.95%, 11/10/2038	225		389		BMW Floorplan Master Owner Trust
Philip Morris International Inc					0.62%, 09/15/2017(c),(e)	10,500		10,500
1.13%, 08/21/2017	2,245		2,240		Ford Credit Floorplan Master Owner Trust
2.50%, 05/16/2016	1,025		1,082		0.74%, 09/15/2016(e)	8,000		8,004
3.88%, 08/21/2042	5		5		0.81%, 09/15/2015(e)	4,500		4,516
					0.91%, 09/15/2015(e)	3,520		3,536
6.38%, 05/16/2038	30		43		1.86%, 12/15/2014(c),(e)	950		952
Reynolds American Inc
3.25%, 11/01/2022	1,225		1,239		Nissan Master Owner Trust Receivables
					0.68%, 05/15/2017(e)	3,000		3,008
4.75%, 11/01/2042	1,315		1,339		1.36%, 01/15/2015(c),(e)	4,000		4,008
Southern States Cooperative Inc
11.25%, 05/15/2015(c)	485		506					$59,329
			$15,152		Automobile Manufacturers - 0.30%
Airlines - 0.02%					Chrysler Group LLC / CG Co-Issuer Inc
US Airways 2001-1G Pass Through Trust					8.00%, 06/15/2019	695		739
7.08%, 09/20/2022(d)	356		367		Daimler Finance North America LLC
					1.30%, 07/31/2015(c)	4,400		4,432
					Ford Motor Co
Automobile Asset Backed Securities - 2.84%					7.40%, 11/01/2046	1,130		1,370
Ally Auto Receivables Trust 2010-5					Jaguar Land Rover PLC
1.11%, 01/15/2015(e)	4,204		4,219		7.75%, 05/15/2018(c)	150		160
AmeriCredit Automobile Receivables Trust					8.13%, 05/15/2021(c)	240		259
2011-2								$6,960
0.90%, 09/08/2014	63		63
AmeriCredit Automobile Receivables Trust					Automobile Parts & Equipment - 0.03%
2012-1					Continental Rubber Of America Corp
0.91%, 10/08/2015(e)	8,261		8,288		4.50%, 09/15/2019(c)	160		163
AmeriCredit Automobile Receivables Trust					GT 2005 Bonds BV
2012-2					8.00%, 07/21/2014(e)	338		337
0.76%, 10/08/2015	4,670		4,680		Schaeffler Finance BV
AmeriCredit Automobile Receivables Trust					7.75%, 02/15/2017(c)	200		221
2012-3								$721
0.71%, 12/08/2015(e)	3,600		3,608
ARI Fleet Lease Trust 2010-A					Banks- 6.72%
0.51%, 01/15/2021 (c),(e)	3,300		3,301		ABN Amro North American Holding Preferred
					Capital Repackage Trust I
CarMax Auto Owner Trust					6.52%, 12/29/2049(c),(e)	700		700
0.64%, 05/15/2015(e)	10,000		10,020
					Akbank TAS
Mercedes-Benz Auto Lease Trust 2012-A					3.88%, 10/24/2017(c)	750		749
0.66%, 04/15/2014	3,600		3,604		5.00%, 10/24/2022(c)	450		458
Nissan Auto Lease Trust					Ally Financial Inc
0.37%, 07/15/2014(e)	2,350		2,352
					4.50%, 02/11/2014	200		206
					5.50%, 02/15/2017	650		688

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Banks (continued)					Banks (continued)
Associated Banc-Corp					PNC Financial Services Group Inc
5.13%, 03/28/2016	$5,055		$5,543		6.75%, 08/01/2049(e)	$3,515		$4,053
Banco de Credito del Peru/Panama					PNC Funding Corp
5.38%, 09/16/2020(c)	415		459		5.25%, 11/15/2015	1,715		1,921
Banco de Credito e Inversiones					PNC Preferred Funding Trust III
3.00%, 09/13/2017(c)	700		711		8.70%, 02/28/2049(c),(e)	3,400		3,442
Banco do Brasil SA/Cayman					RBS Capital Trust I
3.88%, 10/10/2022	1,840		1,834		4.71%, 12/29/2049	280		192
Bancolombia SA					RBS Capital Trust III
5.13%, 09/11/2022	500		522		5.51%, 09/29/2049	2,231		1,551
5.95%, 06/03/2021	835		964		Regions Bank/Birmingham AL
Bank of America Corp					6.45%, 06/26/2037	1,055		1,087
5.65%, 05/01/2018	3,245		3,778		Regions Financial Corp
5.70%, 01/24/2022	2,050		2,439		5.75%, 06/15/2015	1,070		1,172
5.88%, 02/07/2042	1,355		1,665		Royal Bank of Scotland Group PLC
Bank of America NA					2.55%, 09/18/2015	7,715		7,909
6.00%, 10/15/2036	2,000		2,449		Russian Agricultural Bank OJSC Via RSHB
BBVA Banco Continental SA					Capital SA
5.00%, 08/26/2022(c)	1,100		1,172		5.30%, 12/27/2017(c)	500		535
BBVA Bancomer SA/Texas					Santander US Debt SAU
6.75%, 09/30/2022(c)	3,430		3,884		2.99%, 10/07/2013(c)	3,200		3,208
BBVA US Senior SAU					Sberbank of Russia Via SB Capital SA
4.66%, 10/09/2015	7,385		7,458		6.13%, 02/07/2022(c)	450		504
BPCE SA					Turkiye Garanti Bankasi AS
2.38%, 10/04/2013(b),(c)	5,520		5,529		4.00%, 09/13/2017(c)	850		856
Caixa Economica Federal					UBS AG/Stamford CT
2.38%, 11/06/2017(c),(d),(f)	1,300		1,295		7.63%, 08/17/2022	1,940		2,092
Capital One Financial Corp					VTB Bank OJSC Via VTB Capital SA
2.15%, 03/23/2015	1,765		1,814		6.00%, 04/12/2017(c)	390		407
CIT Group Inc					Wells Fargo & Co
4.75%, 02/15/2015(c)	710		735		1.50%, 07/01/2015	2,295		2,333
5.00%, 08/15/2022	1,790		1,855		Wells Fargo Bank NA
6.63%, 04/01/2018(c)	685		764		0.65%, 05/16/2016(e)	4,615		4,499
Citigroup Inc								$157,725
4.50%, 01/14/2022	8,395		9,268
5.13%, 05/05/2014	487		515		Beverages - 1.66%
5.88%, 01/30/2042	985		1,222		Ajecorp BV
					6.50%, 05/14/2022(c)	525		574
6.38%, 08/12/2014	2,120		2,310
City National Corp/CA					Anadolu Efes Biracilik Ve Malt Sanayii AS
					3.38%, 11/01/2022(c)	4,700		4,559
5.25%, 09/15/2020	3,100		3,417
Cooperatieve Centrale Raiffeisen-					Anheuser-Busch InBev Worldwide Inc
Boerenleenbank BA/Netherlands					1.38%, 07/15/2017	3,835		3,893
11.00%, 12/29/2049(c),(e)	1,560		2,087		2.50%, 07/15/2022	5,005		5,089
Goldman Sachs Group Inc/The					3.75%, 07/15/2042	660		680
3.63%, 02/07/2016	4,070		4,308		5.38%, 01/15/2020	106		132
5.75%, 01/24/2022	6,090		7,070		Constellation Brands Inc
6.25%, 02/01/2041	560		665		4.63%, 03/01/2023	530		540
HBOS Capital Funding No2 LP					Corp Lindley SA
					6.75%, 11/23/2021(c)	550		634
6.07%, 06/29/2049(c),(e)	220		180
ING Bank NV					6.75%, 11/23/2021	140		161
2.00%, 09/25/2015(c)	4,680		4,718		Heineken NV
					1.40%, 10/01/2017(c)	3,235		3,250
3.75%, 03/07/2017(c)	3,595		3,807
					2.75%, 04/01/2023(c)	2,220		2,243
JP Morgan Chase & Co
1.10%, 10/15/2015	4,470		4,465		Pernod-Ricard SA
					2.95%, 01/15/2017(c)	1,230		1,297
2.00%, 08/15/2017	6,930		7,004		4.25%, 07/15/2022(c)	2,505		2,781
3.25%, 09/23/2022	3,565		3,654		5.50%, 01/15/2042(c)	915		1,104
5.40%, 01/06/2042	1,720		2,074
5.60%, 07/15/2041	725		900		SABMiller Holdings Inc
					2.45%, 01/15/2017(c)	7,363		7,718
Kazkommertsbank JSC					3.75%, 01/15/2022(c)	3,920		4,311
8.50%, 04/16/2013	95		94
LBG Capital No.1 PLC								$38,966
8.00%, 12/29/2049(c),(e)	340		325		Biotechnology - 0.55%
Mizuho Corporate Bank Ltd					Amgen Inc
2.95%, 10/17/2022(c)	685		683		5.75%, 03/15/2040	525		640
Morgan Stanley					Celgene Corp
4.88%, 11/01/2022	7,480		7,562		1.90%, 08/15/2017	2,605		2,645
6.00%, 04/28/2015	1,920		2,091		Genzyme Corp
6.38%, 07/24/2042	2,920		3,356		5.00%, 06/15/2020	810		961
6.63%, 04/01/2018	2,165		2,518

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Biotechnology (continued)					Commercial Services (continued)
Gilead Sciences Inc					ERAC USA Finance LLC	(continued)
3.05%, 12/01/2016	$840		$903		3.30%, 10/15/2022(c)		$1,300		$1,312
4.40%, 12/01/2021	3,990		4,612		ServiceMaster Co/TN
5.65%, 12/01/2041	300		388		7.00%, 08/15/2020(c)		970		980
Life Technologies Corp					United Rentals North America Inc
6.00%, 03/01/2020	2,340		2,801		6.13%, 06/15/2023		80		81
			$12,950		UR Merger Sub Corp
					7.63%, 04/15/2022(c)		260		285
Building Materials - 0.20%					8.25%, 02/01/2021		1,150		1,271
Cimento Tupi SA									$9,106
9.75%, 05/11/2018(c)	351		358
CRH America Inc					Computers - 0.44%
4.13%, 01/15/2016	1,630		1,696		Affiliated Computer Services Inc
8.13%, 07/15/2018	1,065		1,277		5.20%, 06/01/2015		1,850		1,996
Owens Corning					Hewlett-Packard Co
4.20%, 12/15/2022	1,300		1,314		3.00%, 09/15/2016		2,055		2,071
			$4,645		3.30%, 12/09/2016		975		994
					Seagate HDD Cayman
Chemicals - 1.05%					6.88%, 05/01/2020		3,700		3,857
Agrium Inc					Spansion LLC
3.15%, 10/01/2022	1,600		1,629		7.88%, 11/15/2017		1,235		1,229
Ashland Inc					SunGard Data Systems Inc
4.75%, 08/15/2022(c)	535		546
					6.63%, 11/01/2019(c),(f)		230		232
CF Industries Inc									$10,379
7.13%, 05/01/2020	1,190		1,508
Dow Chemical Co/The					Consumer Products - 0.14%
7.38%, 11/01/2029	895		1,200		Reynolds Group Issuer Inc / Reynolds Group
Ecolab Inc					Issuer LLC / Reynolds Group Issuer
3.00%, 12/08/2016	3,580		3,842		(Luxembourg) S.A.
4.35%, 12/08/2021	1,320		1,499		5.75%, 10/15/2020(c)		345		348
Ineos Finance PLC					7.13%, 04/15/2019		1,550		1,651
7.50%, 05/01/2020(c)	295		299		7.88%, 08/15/2019		360		390
LyondellBasell Industries NV					9.00%, 04/15/2019		400		405
5.75%, 04/15/2024	1,650		1,910		9.88%, 08/15/2019		518		543
6.00%, 11/15/2021	755		873						$3,337
Mexichem SAB de CV
4.88%, 09/19/2022(c)	1,000		1,057		Cosmetics & Personal Care - 0.02%
Monsanto Co					Albea Beauty Holdings SA
					8.38%, 11/01/2019(c)		200		203
2.20%, 07/15/2022	1,245		1,252
3.60%, 07/15/2042	1,505		1,523		Estee Lauder Cos Inc/The
NOVA Chemicals Corp					3.70%, 08/15/2042		220		225
8.63%, 11/01/2019	537		608						$428
Potash Corp of Saskatchewan Inc					Credit Card Asset Backed Securities - 1.36%
5.88%, 12/01/2036	635		820		Chase Issuance Trust
Rockwood Specialties Group Inc					0.31%, 05/16/2016(e)		3,200		3,204
4.63%, 10/15/2020	380		391		Citibank Omni Master Trust
Syngenta Finance NV					2.96%, 08/15/2018(c),(e)		20,190		21,083
3.13%, 03/28/2022	2,540		2,655		Discover Card Master Trust
4.38%, 03/28/2042	820		904		0.41%, 01/16/2018(e)		2,700		2,708
Taminco Global Chemical Corp					0.86%, 11/15/2017(e)		5,000		5,043
9.75%, 03/31/2020(c)	2,030		2,203
									$32,038
			$24,719
					Diversified Financial Services - 2.10%
Coal- 0.13%					Aircastle Ltd
Arch Coal Inc					7.63%, 04/15/2020		240		265
7.00%, 06/15/2019	1,180		1,047		9.75%, 08/01/2018		980		1,109
Consol Energy Inc					American Express Credit Corp
8.00%, 04/01/2017	1,790		1,893		2.80%, 09/19/2016		2,840		3,024
DTEK Finance BV					American Honda Finance Corp
9.50%, 04/28/2015	100		101		1.00%, 08/11/2015(c)		1,530		1,532
			$3,041		Countrywide Financial Corp
Commercial Services - 0.39%					6.25%, 05/15/2016		1,595		1,758
ADT Corp/The					Credit Acceptance Corp
2.25%, 07/15/2017(c)	3,135		3,161		9.13%, 02/01/2017		1,340		1,471
BakerCorp International Inc					Ford Motor Credit Co LLC
8.25%, 06/01/2019	450		450		2.75%, 05/15/2015		1,145		1,167
Emergency Medical Services Corp					3.00%, 06/12/2017		2,895		2,961
8.13%, 06/01/2019	477		505		4.25%, 09/20/2022		1,970		2,041
ERAC USA Finance LLC					5.88%, 08/02/2021		3,460		3,984
2.75%, 03/15/2017(c)	1,015		1,061

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Diversified Financial Services (continued)					Electric (continued)
General Electric Capital Corp					Florida Power & Light Co
6.25%, 12/15/2022(e)	$10,000		$10,900		4.05%, 06/01/2042	$725		$786
6.38%, 11/15/2067(e)	1,290		1,380		4.13%, 02/01/2042	755		819
Goldman Sachs Capital I					Indiantown Cogeneration LP
6.35%, 02/15/2034	1,000		1,031		9.77%, 12/15/2020	408		429
Icahn Enterprises LP / Icahn Enterprises					Jersey Central Power & Light Co
Finance Corp					5.63%, 05/01/2016	950		1,091
8.00%, 01/15/2018	1,165		1,252		Mirant Mid Atlantic Pass Through Trust C
International Lease Finance Corp					10.06%, 12/30/2028	2,762		3,094
5.65%, 06/01/2014	200		210		Nevada Power Co
6.25%, 05/15/2019	955		1,029		5.38%, 09/15/2040	930		1,165
8.62%, 09/15/2015(e)	970		1,092		Nisource Finance Corp
John Deere Capital Corp					3.85%, 02/15/2023	2,025		2,143
0.88%, 04/17/2015	640		645		5.25%, 02/15/2043	1,185		1,329
National Rural Utilities Cooperative Finance					Northern States Power Co/MN
Corp					2.15%, 08/15/2022	2,500		2,510
1.90%, 11/01/2015	2,600		2,690		NRG Energy Inc
Serta Simmons Holdings LLC					6.63%, 03/15/2023(c)	270		278
8.13%, 10/01/2020(c)	395		399		8.25%, 09/01/2020	1,010		1,114
Springleaf Finance Corp					Oncor Electric Delivery Co LLC
6.90%, 12/15/2017	800		704		5.25%, 09/30/2040	950		1,065
SquareTwo Financial Corp					Pacific Gas & Electric Co
11.63%, 04/01/2017	1,035		934		4.45%, 04/15/2042	645		717
Toyota Motor Credit Corp					PacifiCorp
0.88%, 07/17/2015	1,385		1,392		3.85%, 06/15/2021	1,982		2,256
1.25%, 10/05/2017	1,630		1,629		4.10%, 02/01/2042	735		796
Vesey Street Investment Trust I					Perusahaan Listrik Negara PT
4.40%, 09/01/2016(e)	4,285		4,643		5.50%, 11/22/2021(c)	400		451
			$49,242		PPL Electric Utilities Corp
					3.00%, 09/15/2021	465		495
Electric - 2.43%					PPL WEM Holdings PLC
Abu Dhabi National Energy Co					3.90%, 05/01/2016(c)	2,370		2,495
6.50%, 10/27/2036	600		774		Progress Energy Inc
APT Pipelines Ltd					4.40%, 01/15/2021	1,170		1,317
3.88%, 10/11/2022(c)	1,315		1,311
					Public Service Co of Colorado
Baltimore Gas & Electric Co					4.75%, 08/15/2041	1,400		1,697
2.80%, 08/15/2022	1,815		1,864		Public Service Electric & Gas Co
Carolina Power & Light Co					3.65%, 09/01/2042	365		380
2.80%, 05/15/2022	2,190		2,295		San Diego Gas & Electric Co
Centrais Eletricas Brasileiras SA					3.00%, 08/15/2021	2,150		2,321
5.75%, 10/27/2021(c)	400		448
					4.30%, 04/01/2042	590		672
CMS Energy Corp					Southern California Edison Co
5.05%, 03/15/2022	1,755		1,960		3.90%, 12/01/2041	390		416
Commonwealth Edison Co					4.05%, 03/15/2042	1,610		1,752
3.80%, 10/01/2042	790		809		Star Energy Geothermal Wayang Windu Ltd
Consumers Energy Co					11.50%, 02/12/2015	100		108
2.85%, 05/15/2022	1,000		1,060		Virginia Electric and Power Co
Detroit Edison Co/The					2.95%, 01/15/2022	255		271
3.95%, 06/15/2042	795		840					$57,166
Dominion Resources Inc/VA
1.95%, 08/15/2016	970		1,004		Electrical Components & Equipment - 0.07%
2.25%, 09/01/2015	1,120		1,161		Cequel Communications Escrow 1 LLC /
DTE Energy Co					Cequel Communications Escrow Capital
6.38%, 04/15/2033	1,605		2,125		Corp
Duke Energy Carolinas LLC					6.38%, 09/15/2020(c)	345		349
1.75%, 12/15/2016	1,430		1,475		Schneider Electric SA
4.00%, 09/30/2042	2,250		2,399		2.95%, 09/27/2022(c)	1,305		1,335
Edison International								$1,684
3.75%, 09/15/2017	1,420		1,544
Edison Mission Energy					Electronics - 0.14%
7.00%, 05/15/2017	1,000		482		Rexel SA
					6.13%, 12/15/2019(c)	400		410
Elwood Energy LLC
8.16%, 07/05/2026	814		834		Thermo Fisher Scientific Inc
Energy Future Holdings Corp					3.20%, 03/01/2016	1,700		1,820
9.75%, 10/15/2019	701		726		Viasystems Inc
					7.88%, 05/01/2019(c)	1,125		1,100
10.00%, 01/15/2020(e)	80		85
Energy Future Intermediate Holding Co LLC								$3,330
9.75%, 10/15/2019	603		624
FirstEnergy Corp
7.38%, 11/15/2031	1,020		1,379

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Engineering & Construction - 0.04%				Gas (continued)
Odebrecht Finance Ltd				Sempra Energy
5.13%, 06/26/2022(c)	$900	$979		2.88%, 10/01/2022	$2,370		$2,430
							$2,676

Entertainment - 0.41%				Healthcare - Products - 0.29%
CCM Merger Inc				Angiotech Pharmaceuticals Inc
9.13%, 05/01/2019(c)	1,145	1,142		5.00%, 12/01/2013(e)	109		109
Choctaw Resort Development Enterprise				9.00%, 12/01/2016	1,508		1,523
7.25%, 11/15/2019(c)	815	713		Covidien International Finance SA
Lions Gate Entertainment Inc				2.80%, 06/15/2015	1,315		1,384
10.25%, 11/01/2016(c)	1,115	1,250		CR Bard Inc
Peninsula Gaming LLC / Peninsula Gaming				1.38%, 01/15/2018	1,935		1,948
Corp				Kinetic Concepts Inc / KCI USA Inc
8.38%, 08/15/2015	970	1,013		10.50%, 11/01/2018(c)	420		447
10.75%, 08/15/2017	730	822		Universal Hospital Services Inc
Regal Cinemas Corp				4.11%, 06/01/2015(e)	350		345
8.63%, 07/15/2019	350	385		7.63%, 08/15/2020(c)	960		996
Regal Entertainment Group							$6,752
9.13%, 08/15/2018	1,000	1,110
WMG Acquisition Corp				Healthcare - Services - 1.06%
6.00%, 01/15/2021(c),(f)	345	346		Centene Corp
9.50%, 06/15/2016	355	390		5.75%, 06/01/2017	805		865
9.50%, 06/15/2016	1,070	1,178		Cigna Corp
11.50%, 10/01/2018	500	564		5.38%, 02/15/2042	625		737
WMG Holdings Corp				Fresenius Medical Care US Finance II Inc
				5.88%, 01/31/2022(c)	485		516
13.75%, 10/01/2019	685	781
		$9,694		Fresenius Medical Care US Finance Inc
				6.50%, 09/15/2018(c)	330		370
Environmental Control - 0.23%				HCA Inc
ADS Waste Holdings Inc				4.75%, 05/01/2023	765		765
8.25%, 10/01/2020(c)	705	730		6.75%, 07/15/2013	200		207
Republic Services Inc				7.25%, 09/15/2020	1,645		1,820
3.80%, 05/15/2018	1,215	1,344		8.50%, 04/15/2019	1,660		1,866
Waste Management Inc				Highmark Inc
2.90%, 09/15/2022	1,325	1,331		4.75%, 05/15/2021(c)	2,030		2,073
7.75%, 05/15/2032	1,445	2,096		MultiPlan Inc
		$5,501		9.88%, 09/01/2018(c)	1,990		2,189
				Radnet Management Inc
Food- 0.43%				10.38%, 04/01/2018	795		799
Agrokor DD
8.88%, 02/01/2020(c)	115	119		Roche Holdings Inc
				7.00%, 03/01/2039(c)	765		1,185
Dole Food Co Inc				Tenet Healthcare Corp
13.88%, 03/15/2014	325	366		6.75%, 02/01/2020 (c)	595		591
Kraft Foods Group Inc
1.63%, 06/04/2015(c)	590	602		UnitedHealth Group Inc
5.00%, 06/04/2042(c)	1,645	1,921		0.85%, 10/15/2015	2,620		2,631
Mondelez International Inc				2.75%, 02/15/2023	1,525		1,567
				3.95%, 10/15/2042	530		537
6.50%, 11/01/2031	2,135	2,863		WellPoint Inc
6.50%, 02/09/2040	2,495	3,517
Pinnacle Foods Finance LLC / Pinnacle Foods				1.88%, 01/15/2018	1,785		1,809
				3.30%, 01/15/2023	2,455		2,539
Finance Corp				4.65%, 01/15/2043	1,605		1,723
9.25%, 04/01/2015	730	745
		$10,133					$24,789
				Holding Companies - Diversified - 0.03%
Forest Products & Paper - 0.11%				Alphabet Holding Co Inc
Boise Cascade LLC/Boise Cascade Finance				7.75%, 11/01/2017(c)	350		353
Corp
6.38%, 11/01/2020(c)	270	274		Noble Group Ltd
Sappi Papier Holding GmbH				6.75%, 01/29/2020	285		308
7.50%, 06/15/2032(c)	905	771					$661
8.38%, 06/15/2019(c)	665	702		Home Equity Asset Backed Securities - 0.09%
Smurfit Kappa Acquisitions				Countrywide Asset-Backed Certificates
4.88%, 09/15/2018(c)	275	275		5.51%, 08/25/2036	520		514
Verso Paper Holdings LLC / Verso Paper Inc				First NLC Trust 2005-1
11.75%, 01/15/2019(c)	555	583		0.71%, 05/25/2035(e)	398		193
		$2,605		First NLC Trust 2005-2
				0.51%, 09/25/2035(e)	15		15
Gas- 0.11%				JP Morgan Mortgage Acquisition Corp
Nakilat Inc				0.36%, 08/25/2036(e)	1,329		982
6.07%, 12/31/2033	200	246

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Home Equity Asset Backed Securities (continued)					Lodging (continued)
New Century Home Equity Loan Trust Series					MGM Resorts International	(continued)
2005-1					10.00%, 11/01/2016		$1,280		$1,459
0.50%, 03/25/2035(e)	$85		$82		Wyndham Worldwide Corp
Saxon Asset Securities Trust					7.38%, 03/01/2020		1,045		1,253
1.91%, 03/25/2035(e)	282		138						$4,804
Specialty Underwriting & Residential
Finance					Machinery - Construction & Mining - 0.02%
0.98%, 02/25/2035(e)	303		276		Caterpillar Inc
			$2,200		1.50%, 06/26/2017		465		472

Insurance - 1.66%
American International Group Inc					Media- 2.08%
3.00%, 03/20/2015	1,410		1,467		Cablevision Systems Corp
					8.00%, 04/15/2020		990		1,111
4.25%, 09/15/2014	3,580		3,790		CBS Corp
4.88%, 09/15/2016	5,450		6,094
4.88%, 06/01/2022	5,205		5,870		4.85%, 07/01/2042		240		260
CNO Financial Group Inc					5.75%, 04/15/2020		1,640		1,983
6.38%, 10/01/2020(c)	265		274		7.88%, 07/30/2030		60		84
ING US Inc					Cequel Communications Holdings I LLC /
5.50%, 07/15/2022(c)	4,765		5,180		Cequel Capital Corp
					8.63%, 11/15/2017(c)		350		375
Liberty Mutual Group Inc
6.50%, 05/01/2042(c)	1,985		2,262		Clear Channel Worldwide Holdings Inc
7.00%, 03/15/2037(c),(e)	1,260		1,248		7.63%, 03/15/2020		485		462
MetLife Capital Trust IV					Comcast Corp
7.88%, 12/15/2037 (c)	3,200		3,864		3.13%, 07/15/2022		1,440		1,514
MetLife Inc					4.65%, 07/15/2042		1,060		1,149
1.76%, 12/15/2017(e)	3,000		3,049		5.70%, 05/15/2018		1,475		1,796
Prudential Financial Inc					6.40%, 05/15/2038		1,005		1,324
5.88%, 09/15/2042(e)	5,300		5,578		6.50%, 01/15/2017		2,755		3,361
					CSC Holdings LLC
XL Group PLC					6.75%, 11/15/2021(c)		280		311
6.50%, 12/31/2049(e)	290		269
					Cumulus Media Holdings Inc
			$38,945		7.75%, 05/01/2019		1,265		1,237
Internet - 0.19%					DIRECTV Holdings LLC / DIRECTV
eBay Inc					Financing Co Inc
0.70%, 07/15/2015	2,070		2,078		2.40%, 03/15/2017		2,040		2,102
Open Solutions Inc					DISH DBS Corp
9.75%, 02/01/2015(c)	1,035		880		5.88%, 07/15/2022		950		997
Zayo Group LLC / Zayo Capital Inc					6.63%, 10/01/2014		300		326
8.13%, 01/01/2020	400		438		6.75%, 06/01/2021		1,605		1,788
10.13%, 07/01/2020	995		1,112		7.88%, 09/01/2019		1,517		1,779
			$4,508		Globo Comunicacao e Participacoes SA
					4.88%, 04/11/2022(c)		800		878
Investment Companies - 0.09%					Grupo Televisa SAB
Grupo Aval Ltd					6.63%, 01/15/2040		500		672
4.75%, 09/26/2022(c)	1,850		1,850
					Nara Cable Funding Ltd
IPIC GMTN Ltd					8.88%, 12/01/2018(c)		475		449
5.00%, 11/15/2020(c)	250		278
					NBCUniversal Media LLC
			$2,128		2.88%, 01/15/2023		2,790		2,812
Iron & Steel - 0.10%					4.45%, 01/15/2043		3,165		3,270
AK Steel Corp					5.15%, 04/30/2020		2,070		2,479
8.38%, 04/01/2022	680		575		News America Inc
					3.00%, 09/15/2022(c)		2,625		2,675
ArcelorMittal
7.00%, 03/01/2041	430		394		6.15%, 02/15/2041		2,825		3,656
Evraz Group SA					Nielsen Finance LLC / Nielsen Finance Co
9.50%, 04/24/2018	125		141		11.63%, 02/01/2014		165		186
Gerdau Holdings Inc					Time Warner Cable Inc
7.00%, 01/20/2020	270		317		4.50%, 09/15/2042		945		971
Samarco Mineracao SA					5.88%, 11/15/2040		1,300		1,582
4.13%, 11/01/2022(c),(d)	900		899		Time Warner Inc
			$2,326		4.90%, 06/15/2042		415		461
					7.63%, 04/15/2031		1,050		1,506
Lodging - 0.20%					Unitymedia Hessen GmbH & Co KG /
Boyd Acquisition Sub LLC/Boyd Acquisition					Unitymedia NRW GmbH
Finance Corp					8.13%, 12/01/2017(c)		290		313
8.38%, 02/15/2018(c)	730		746		Univision Communications Inc
MGM Resorts International					6.88%, 05/15/2019(c)		265		271
8.63%, 02/01/2019(c)	770		833		7.88%, 11/01/2020(c)		70		74
9.00%, 03/15/2020	210		234		8.50%, 05/15/2021(c)		1,355		1,362
13.00%, 11/15/2013	250		279

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mortgage Backed Securities (continued)
Viacom Inc					CD 2006-CD3 Mortgage Trust
6.88%, 04/30/2036	$1,530		$2,080		5.62%, 10/15/2048	$2,440		$2,818
WideOpenWest Finance LLC /					Citigroup Commercial Mortgage Trust
WideOpenWest Capital Corp					0.54%, 10/15/2049(e)	45,773		258
13.38%, 10/15/2019(c)	1,195		1,234		COMM 2001-J2A Mortgage Trust
			$48,890		6.30%, 07/16/2034(c),(e)	303		303
					COMM 2006-C7 Mortgage Trust
Mining - 0.85%					5.75%, 06/10/2046(e)	1,941		2,222
Anglo American Capital PLC					COMM 2010-RR1 Mortgage Trust
2.63%, 09/27/2017(c)	3,650		3,658
					5.54%, 12/11/2049(c),(e)	900		980
AngloGold Ashanti Holdings PLC					Commercial Mortgage Pass-Through
5.13%, 08/01/2022	1,700		1,734		Certificates Series 2006-C3
BHP Billiton Finance USA Ltd					5.80%, 06/15/2038(e)	100		115
1.13%, 11/21/2014	1,095		1,107		Commercial Mortgage Pass-Through
FMG Resources August 2006 Pty Ltd					Certificates Series 2006-C4
6.88%, 02/01/2018(c)	495		479
					0.56%, 09/15/2039(c),(e)	52,920		277
7.00%, 11/01/2015(c)	100		101
8.25%, 11/01/2019(c)	730		730		5.47%, 09/15/2039	7,750		8,841
					Commercial Mortgage Pass-Through
Midwest Vanadium Pty Ltd					Certificates Series 2006-C5
11.50%, 02/15/2018(c)	635		381
					0.15%, 12/15/2039(e)	17,271		259
Rio Tinto Finance USA PLC					Commercial Mortgage Pass-Through
2.00%, 03/22/2017	1,865		1,906		Certificates Series 2007-C3
4.75%, 03/22/2042	1,010		1,143		5.68%, 06/15/2039(e)	2,150		2,445
Southern Copper Corp					Commercial Mortgage Pass-Through
6.75%, 04/16/2040	440		522		Certificates Series 2007-C4
Vale Overseas Ltd					5.76%, 09/15/2039(e)	1,738		1,744
4.38%, 01/11/2022	1,280		1,362		Countrywide Asset-Backed Certificates
Volcan Cia Minera SAA					0.49%, 11/25/2035(e)	80		79
5.38%, 02/02/2022(c)	250		269
					Countrywide Home Loan Mortgage Pass
5.38%, 02/02/2022	450		485		Through Trust
Xstrata Finance Canada Ltd					5.00%, 04/25/2035	959		965
1.80%, 10/23/2015(c)	1,910		1,914
2.45%, 10/25/2017(c)	1,340		1,337		Credit Suisse First Boston Mortgage Securities
4.00%, 10/25/2022(c)	2,715		2,727		Corp
					0.78%, 11/15/2037(c),(e)	16,635		209
			$19,855		0.97%, 01/15/2037(c),(e)	19,493		193
Miscellaneous Manufacturing - 0.81%					4.77%, 07/15/2037	2,025		2,039
GE Capital Trust I					CSMC Series 2009-RR1
6.38%, 11/15/2067	930		996		5.38%, 02/15/2040(c)	3,165		3,550
General Electric Co					CSMC Series 2009-RR3
2.70%, 10/09/2022	2,755		2,770		5.34%, 12/15/2043(c),(e)	1,545		1,652
4.13%, 10/09/2042	5,045		5,286		Fannie Mae REMIC Trust 2005-W2
Pentair Finance SA					0.41%, 05/25/2035(e)	1,114		1,110
1.88%, 09/15/2017(c)	3,750		3,762		Fannie Mae REMICS
Textron Inc					0.46%, 03/25/2035(e)	139		139
6.20%, 03/15/2015	1,835		2,010		0.51%, 02/25/2018(e)	14		14
Tyco Electronics Group SA					0.51%, 02/25/2032(e)	99		99
1.60%, 02/03/2015	1,265		1,285		5.89%, 04/25/2037(e)	3,327		570
3.50%, 02/03/2022	2,610		2,718		6.29%, 12/25/2021(e)	3,509		438
7.13%, 10/01/2037	105		142		6.29%, 03/25/2022(e)	1,771		262
			$18,969		6.44%, 07/25/2039(e)	17,677		3,541
					6.50%, 02/25/2047	862		953
Mortgage Backed Securities - 7.04%					6.54%, 11/25/2036(e)	4,564		740
Adjustable Rate Mortgage Trust 2004-2					6.85%, 04/25/2039(e)	1,211		1,319
1.35%, 02/25/2035(e)	162		163		6.89%, 09/25/2031(e)	1,604		70
Adjustable Rate Mortgage Trust 2005-2					7.00%, 10/25/2028	3,803		3,821
0.77%, 06/25/2035(e)	16		16		8.39%, 03/25/2039(e)	1,107		1,345
Banc of America Commercial Mortgage Trust					37.89%, 08/25/2035(e)	270		103
2006-3					FDIC Structured Sale Guaranteed Notes
5.89%, 07/10/2044	605		693		3.00%, 09/30/2019(c),(d)	1,099		1,125
Banc of America Commercial Mortgage Trust					Freddie Mac REMICS
2007-3					0.51%, 06/15/2018(e)	140		140
0.50%, 06/10/2049(c),(e)	1,000		880		0.66%, 06/15/2023(e)	275		277
Banc of America Merrill Lynch Commercial					0.81%, 08/15/2018(e)	1,435		1,450
Mortgage Inc					3.00%, 10/15/2027(d),(e)	2,360		356
4.97%, 07/10/2043	1,390		447		3.50%, 03/15/2027(e)	11,185		1,312
BCRR Trust					4.00%, 09/15/2021	1,147		1,186
5.86%, 07/17/2040(c)	1,945		2,136		4.50%, 10/15/2035(e)	8,997		1,092
CD 2005-CD1 Commercial Mortgage Trust					5.50%, 06/15/2035	274		275
5.22%, 07/15/2044(e)	2,122		2,370		5.79%, 03/15/2037(e)	2,906		496

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)					Mortgage Backed Securities (continued)
Freddie Mac REMICS (continued)					Morgan Stanley Capital I Trust 2007-HQ12
5.79%, 11/15/2040(e)	$2,473		$466		5.58%, 04/12/2049(e)	$1,360		$1,543
5.84%, 04/15/2039(e)	7,938		1,843		5.58%, 04/12/2049(e)	12,843		13,335
5.84%, 04/15/2039(e)	11,442		2,656		Morgan Stanley Capital I Trust 2007-IQ13
5.86%, 04/15/2037(e)	8,010		1,185		5.36%, 03/15/2044(e)	700		798
6.21%, 08/15/2037(e)	2,019		308		Morgan Stanley Reremic Trust
6.29%, 07/15/2041(e)	1,631		338		4.97%, 04/16/2040(c)	3,235		3,336
6.39%, 12/15/2040(e)	6,095		1,332		Morgan Stanley Re-REMIC Trust 2009-IO
6.42%, 03/15/2036(e)	5,659		1,021		3.00%, 07/17/2056(c),(d)	916		918
6.44%, 05/15/2026(e)	5,069		953		Morgan Stanley Re-REMIC Trust 2011-IO
6.44%, 03/15/2042(e)	5,957		1,413		2.50%, 03/23/2051(c),(d)	6,507		6,564
6.49%, 09/15/2026(e)	6,765		1,440		Nomura Asset Acceptance Corp
6.49%, 02/15/2036(e)	3,167		629		0.56%, 02/25/2035(e)	17		17
6.49%, 03/15/2036(e)	10,537		1,716		RBSCF Trust 2009-RR1
6.54%, 09/15/2034(e)	3,006		362		5.76%, 09/17/2039(c),(e)	400		414
6.94%, 02/15/2018(e)	1,554		68		Residential Asset Securitization Trust
GE Capital Commercial Mortgage Corp Series					5.50%, 02/25/2035	1,114		1,134
2007-C1 Trust					UBS Commercial Mortgage Trust
0.16%, 12/10/2049(e)	10,146		25		3.40%, 05/10/2045(e)	550		593
Ginnie Mae					UBS-Barclays Commercial Mortgage Trust
1.75%, 10/16/2037	2,532		2,565		3.09%, 09/10/2022(e)	4,815		5,070
5.00%, 10/16/2022(e)	6,334		484		Wachovia Bank Commercial Mortgage Trust
5.19%, 05/20/2041(e)	8,448		1,742		0.00%, 12/15/2043(a)	1,960		110
6.31%, 01/16/2038(e)	974		165		0.41%, 12/15/2043(c),(e)	1,350		1,118
6.49%, 03/20/2041(e)	5,115		1,246		5.24%, 10/15/2044(e)	1,558		1,734
7.44%, 12/16/2025(e)	3,147		623		5.25%, 12/15/2043	1,856		1,896
Greenwich Capital Commercial Funding					5.68%, 05/15/2046(e)	250		294
Corp					WaMu Mortgage Pass Through Certificates
5.44%, 03/10/2039(e)	2,750		3,168		2.50%, 12/25/2035(e)	506		505
Impac CMB Trust Series 2007-A					Wells Fargo Mortgage Backed Securities
0.46%, 05/25/2037(b),(e)	2,738		2,627		Trust
Indymac Index Mortgage Loan Trust					2.74%, 03/25/2035(e)	737		724
0.44%, 04/25/2035(e)	449		331					$165,399
JP Morgan Chase Commercial Mortgage
Securities Corp					Office & Business Equipment - 0.03%
0.49%, 02/15/2051(e)	39,136		341		Xerox Corp
3.15%, 08/15/2046	2,205		2,374		6.75%, 02/01/2017	550		646
3.91%, 05/05/2030(c),(e)	1,700		1,859
5.00%, 08/15/2042(e)	1,957		2,063		Oil & Gas - 3.63%
5.05%, 11/12/2012	375		375		Afren PLC
5.09%, 09/12/2037(e)	300		76		10.25%, 04/08/2019(c)	200		229
5.31%, 01/15/2049	161		162		Anadarko Petroleum Corp
5.34%, 05/15/2047	225		259		5.95%, 09/15/2016	3,230		3,752
5.36%, 06/12/2041(e)	9		9		6.20%, 03/15/2040	1,275		1,627
5.43%, 12/12/2043	2,200		2,520		Antero Resources Finance Corp
5.63%, 12/05/2019(c)	2,100		2,515		7.25%, 08/01/2019	710		767
5.79%, 12/31/2049(e)	300		359		Apache Corp
LB-UBS Commercial Mortgage Trust					4.75%, 04/15/2043	540		638
0.46%, 02/15/2040(e)	12,813		214		BP Capital Markets PLC
0.69%, 07/15/2040(c),(e)	51,721		862		3.13%, 10/01/2015	1,415		1,512
4.36%, 01/15/2029(e)	2,340		2,374		3.63%, 05/08/2014	195		204
4.74%, 07/15/2030	2,782		3,023		Carrizo Oil & Gas Inc
5.32%, 11/15/2040	2,200		2,313		7.50%, 09/15/2020	385		393
5.43%, 02/15/2040	2,350		2,706		8.63%, 10/15/2018	765		824
6.24%, 07/15/2040(e)	1,540		924		Chaparral Energy Inc
MASTR Asset Securitization Trust 2005-2					9.88%, 10/01/2020	1,300		1,479
5.25%, 11/25/2035	2,000		2,044		Chesapeake Energy Corp
Merrill Lynch Mortgage Investors Inc					6.13%, 02/15/2021	825		835
0.56%, 08/25/2036(e)	235		118		Concho Resources Inc
Merrill Lynch Mortgage Trust					7.00%, 01/15/2021	730		810
5.05%, 07/12/2038	855		948		ConocoPhillips
Merrill Lynch/Countrywide Commercial					5.75%, 02/01/2019	500		626
Mortgage Trust					ConocoPhillips Holding Co
0.51%, 08/12/2048(e)	37,900		705		6.95%, 04/15/2029	535		771
0.62%, 12/12/2049(e)	77,912		989		Devon Energy Corp
Morgan Stanley Bank of America Merrill					1.88%, 05/15/2017	1,375		1,408
Lynch Trust					2.40%, 07/15/2016	15		16
1.31%, 10/15/2022(c),(e)	24,000		2,124		4.75%, 05/15/2042	500		566
3.28%, 10/15/2022(c)	6,280		6,447

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)					Oil & Gas (continued)
Dolphin Energy Ltd					Reliance Holdings USA Inc
5.50%, 12/15/2021(c)	$200		$232		6.25%, 10/19/2040	$250		$291
Ecopetrol SA					Rowan Cos Inc
7.63%, 07/23/2019	500		648		4.88%, 06/01/2022	2,210		2,443
EOG Resources Inc					5.00%, 09/01/2017	2,220		2,434
2.63%, 03/15/2023	1,110		1,136		SandRidge Energy Inc
EP Energy LLC / EP Energy Finance Inc					7.50%, 02/15/2023(c)	465		481
6.88%, 05/01/2019(c)	395		427		Seadrill Ltd
9.38%, 05/01/2020(c)	710		785		5.63%, 09/15/2017(c)	1,410		1,410
EP Energy LLC / Everest Acquisition Finance					Shell International Finance BV
Inc					1.13%, 08/21/2017	3,090		3,123
7.75%, 09/01/2022(c)	190		197		2.38%, 08/21/2022	1,615		1,649
Gazprom Neft OAO Via GPN Capital SA					Statoil ASA
4.38%, 09/19/2022(c)	2,250		2,256		1.80%, 11/23/2016	2,535		2,622
Halcon Resources Corp					Total Capital International SA
8.88%, 05/15/2021(c),(f)	275		279		1.50%, 02/17/2017	1,495		1,521
Hilcorp Energy I LP / Hilcorp Finance Co					1.55%, 06/28/2017	2,650		2,706
7.63%, 04/15/2021(c)	905		986		Transocean Inc
8.00%, 02/15/2020(c)	345		378		2.50%, 10/15/2017	4,105		4,157
KazMunayGas National Co					3.80%, 10/15/2022	2,000		2,046
7.00%, 05/05/2020	770		946		6.00%, 03/15/2018	110		130
Kodiak Oil & Gas Corp					6.38%, 12/15/2021	570		694
8.13%, 12/01/2019(c)	805		877		6.80%, 03/15/2038	3,765		4,680
Linn Energy LLC / Linn Energy Finance								$85,258
Corp
7.75%, 02/01/2021	315		336		Oil & Gas Services - 0.31%
Lukoil International Finance BV					Cameron International Corp
7.25%, 11/05/2019(c)	455		548		1.60%, 04/30/2015	2,165		2,200
Marathon Oil Corp					4.50%, 06/01/2021	1,055		1,191
0.90%, 11/01/2015	1,275		1,280		7.00%, 07/15/2038	1,055		1,468
2.80%, 11/01/2022	1,500		1,512		Cie Generale de Geophysique - Veritas
National JSC Naftogaz of Ukraine					9.50%, 05/15/2016	185		200
9.50%, 09/30/2014	365		372		Weatherford International Ltd/Bermuda
Nexen Inc					4.50%, 04/15/2022	810		862
6.40%, 05/15/2037	1,825		2,342		5.95%, 04/15/2042	1,125		1,235
Novatek OAO via Novatek Finance Ltd					6.75%, 09/15/2040	125		149
6.60%, 02/03/2021(c)	200		234					$7,305
Occidental Petroleum Corp					Other Asset Backed Securities - 1.59%
1.50%, 02/15/2018	1,090		1,112		Carrington Mortgage Loan Trust
1.75%, 02/15/2017	1,170		1,210		0.49%, 12/25/2035(e)	5,296		5,202
2.70%, 02/15/2023	660		686		Chase Funding Mortgage Loan Asset-Backed
Offshore Group Investment Ltd					Certificates
7.50%, 11/01/2019(c)	750		739		0.67%, 12/25/2033(e)	23		22
Pacific Rubiales Energy Corp					0.81%, 07/25/2033(e)	1,277		1,143
7.25%, 12/12/2021(c)	215		255		Countrywide Asset-Backed Certificates
PDC Energy Inc					0.37%, 06/25/2030(e)	7,215		6,908
7.75%, 10/15/2022(c)	765		778		0.73%, 06/25/2035(e)	1,044		1,008
12.00%, 02/15/2018	1,420		1,552		1.82%, 01/25/2034(e)	28		20
Petrobras International Finance Co - Pifco					GE Dealer Floorplan Master Note Trust
5.38%, 01/27/2021	2,425		2,750		0.81%, 07/20/2016(e)	10,000		10,043
6.88%, 01/20/2040	295		381		GE Equipment Midticket LLC
Petro-Canada					0.47%, 02/22/2014	4,300		4,301
5.95%, 05/15/2035	1,830		2,299		Great America Leasing Receivables
Petroleos de Venezuela SA					1.66%, 04/17/2017(c)	2,000		2,021
4.90%, 10/28/2014	534		495		JP Morgan Mortgage Acquisition Corp
5.25%, 04/12/2017	900		711		0.29%, 03/25/2037(e)	249		248
5.38%, 04/12/2027	1,010		631		0.36%, 03/25/2037(e)	3,820		3,141
Petroleos Mexicanos					5.45%, 11/25/2036	954		951
4.88%, 01/24/2022	3,145		3,522		Long Beach Mortgage Loan Trust 2005-1
5.50%, 01/21/2021	695		811		0.96%, 02/25/2035(e)	725		717
Phillips 66					Marriott Vacation Club Owner Trust 2007-1
1.95%, 03/05/2015(c)	1,450		1,486		5.52%, 05/20/2029(c),(e)	444		460
Plains Exploration & Production Co					MSDWCC Heloc Trust
6.50%, 11/15/2020	685		685		0.40%, 07/25/2017(e)	320		302
6.88%, 02/15/2023	655		654		Popular ABS Mortgage Pass-Through Trust
Precision Drilling Corp					2005-1
6.63%, 11/15/2020	840		899		0.48%, 05/25/2035(e)	1,367		925
PTT PCL								$37,412
3.38%, 10/25/2022(c)	1,000		987

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Packaging & Containers - 0.24%					Pipelines (continued)
Crown Cork & Seal Co Inc					NGPL PipeCo LLC
7.38%, 12/15/2026	$780		$852		9.63%, 06/01/2019(c)	$2,640		$3,036
Exopack Holding Corp					ONEOK Partners LP
10.00%, 06/01/2018	795		736		2.00%, 10/01/2017	3,185		3,250
Rock-Tenn Co					3.25%, 02/01/2016	2,380		2,522
3.50%, 03/01/2020(c)	3,110		3,206		Regency Energy Partners LP / Regency Energy
4.00%, 03/01/2023(c)	805		829		Finance Corp
			$5,623		5.50%, 04/15/2023	135		140
					9.38%, 06/01/2016	383		415
Pharmaceuticals - 1.81%					TransCanada PipeLines Ltd
Endo Health Solutions Inc					2.50%, 08/01/2022	2,370		2,408
7.25%, 01/15/2022	565		610		Transportadora de Gas Internacional SA ESP
Express Scripts Holding Co					5.70%, 03/20/2022(c)	300		335
2.75%, 11/21/2014(c)	2,305		2,389
3.50%, 11/15/2016(c)	5,145		5,564		Western Gas Partners LP
3.90%, 02/15/2022(c)	1,880		2,055		4.00%, 07/01/2022	1,965		2,086
6.13%, 11/15/2041(c)	1,875		2,457					$32,313
GlaxoSmithKline Capital Inc					Real Estate - 0.01%
5.38%, 04/15/2034	1,670		2,080		Atlantic Finance Ltd
GlaxoSmithKline Capital PLC					10.75%, 05/27/2014(e)	110		122
1.50%, 05/08/2017	1,385		1,416
Merck & Co Inc
3.60%, 09/15/2042	530		546		REITS- 0.17%
5.95%, 12/01/2028	840		1,112		iStar Financial Inc
6.50%, 12/01/2033 (e)	1,095		1,627		9.00%, 06/01/2017	490		531
Novartis Capital Corp					Rayonier Inc
					3.75%, 04/01/2022	1,530		1,571
3.70%, 09/21/2042	720		749		Simon Property Group LP
Sky Growth Acquisition Corp
7.38%, 10/15/2020(c)	270		269		4.75%, 03/15/2042	1,660		1,837
Takeda Pharmaceutical Co Ltd								$3,939
1.63%, 03/17/2017(c)	2,955		2,997		Retail - 0.91%
Teva Pharmaceutical Finance Co BV					AmeriGas Finance LLC/AmeriGas Finance
2.40%, 11/10/2016	1,935		2,035		Corp
3.65%, 11/10/2021	515		561		7.00%, 05/20/2022	1,065		1,157
Watson Pharmaceuticals Inc					Claire's Stores Inc
1.88%, 10/01/2017	3,865		3,918		9.00%, 03/15/2019(c)	570		595
3.25%, 10/01/2022	4,745		4,890		CVS Caremark Corp
4.63%, 10/01/2042	3,010		3,233		3.25%, 05/18/2015	1,105		1,175
5.00%, 08/15/2014	1,980		2,117		5.75%, 05/15/2041	1,120		1,451
Wyeth LLC					6.60%, 03/15/2019	1,170		1,510
5.95%, 04/01/2037	755		1,032		CVS Pass-Through Trust
6.00%, 02/15/2036	565		778		5.77%, 01/10/2033(c)	1,557		1,857
			$42,435		5.93%, 01/10/2034(c)	1,175		1,433
					7.51%, 01/10/2032(c)	322		429
Pipelines - 1.38%					Dufry Finance SCA
Access Midstream Partners LP / ACMP					5.50%, 10/15/2020(c)	200		203
Finance Corp
5.88%, 04/15/2021	358		372		Macy's Retail Holdings Inc
					5.75%, 07/15/2014	875		944
El Paso LLC					5.90%, 12/01/2016	1,265		1,490
7.75%, 01/15/2032	975		1,164
El Paso Pipeline Partners Operating Co LLC					6.90%, 04/01/2029	145		177
					Neiman Marcus Group Inc/The
5.00%, 10/01/2021	1,750		1,981		10.38%, 10/15/2015	250		255
Energy Transfer Equity LP
7.50%, 10/15/2020	585		665		Nordstrom Inc
					6.25%, 01/15/2018	1,480		1,784
Energy Transfer Partners LP					Penske Automotive Group Inc
6.05%, 06/01/2041	2,260		2,703		5.75%, 10/01/2022(c)	190		194
6.50%, 02/01/2042	555		698		Petco Holdings Inc
Enterprise Products Operating LLC					8.50%, PIK 9.25%, 10/15/2017(c),(g)	590		592
4.45%, 02/15/2043	2,425		2,472
4.85%, 08/15/2042	370		399		Suburban Propane Partners LP/Suburban
					Energy Finance Corp
6.45%, 09/01/2040	5		7		7.38%, 03/15/2020	715		758
8.38%, 08/01/2066	3,115		3,551
Kinder Morgan Energy Partners LP					Walgreen Co
					1.80%, 09/15/2017	3,390		3,435
5.30%, 09/15/2020	1,070		1,268		Wal-Mart Stores Inc
5.63%, 09/01/2041	1,130		1,327
MarkWest Energy Partners LP / MarkWest					5.00%, 10/25/2040	1,665		2,039
Energy Finance Corp								$21,478
5.50%, 02/15/2023	185		194		Savings & Loans - 0.36%
6.25%, 06/15/2022	1,010		1,093		Santander Holdings USA Inc/PA
6.50%, 08/15/2021	210		227		3.00%, 09/24/2015	5,430		5,534

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

		Principal						Principal
BONDS (continued)		Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Savings & Loans (continued)							Sovereign (continued)
Santander Holdings USA Inc/PA	(continued)						Japan Government Ten Year Bond
4.63%, 04/19/2016			$2,745		$2,870		(continued)
					$8,404		1.50%, 12/20/2017	JPY	20,000		$267
							Japan Government Thirty Year Bond
Semiconductors - 0.05%							2.00%, 09/20/2040		6,500		83
Jazz Technologies Inc							2.30%, 12/20/2035		9,000		123
8.00%, 06/30/2015			1,471		1,151		Japan Government Twenty Year Bond
							1.60%, 06/20/2030		12,500		157
Software - 0.32%							1.90%, 03/20/2024		21,200		293
Oracle Corp							Lithuania Government International Bond
1.20%, 10/15/2017			4,655		4,678		5.13%, 09/14/2017		$180		202
2.50%, 10/15/2022			1,755		1,787		Mexican Bonos
6.13%, 07/08/2039			475		671		6.00%, 06/18/2015(e)	MXN	6		47
Serena Software Inc							7.75%, 12/14/2017(e)		600		51
10.38%, 03/15/2016			390		402		8.00%, 06/11/2020(e)		390		35
					$7,538		Mexico Government International Bond
							3.63%, 03/15/2022		$1,540		1,682
Sovereign - 0.96%							4.75%, 03/08/2044		1,200		1,332
Argentina Boden Bonds							Netherlands Government Bond
7.00%, 10/03/2015			850		706		2.25%, 07/15/2022(c)	EUR	65		88
Australia Government Bond							4.00%, 07/15/2018(c)		15		23
5.75%, 05/15/2021		AUD	20		25		Panama Government International Bond
Austria Government Bond							5.20%, 01/30/2020		$400		484
4.65%, 01/15/2018(c)		EUR	40		62
							Poland Government Bond
Belgium Government Bond							5.50%, 04/25/2015	PLN	22		7
3.00%, 09/28/2019			145		202		5.75%, 04/25/2014		70		22
4.25%, 09/28/2021			35		53		Russian Foreign Bond - Eurobond
Brazilian Government International Bond							7.50%, 03/31/2030(e)		$3,371		4,269
8.00%, 01/15/2018			$917		1,077		Slovenia Government International Bond
Bundesrepublik Deutschland							5.50%, 10/26/2022(c)		1,350		1,365
3.50%, 07/04/2019		EUR	60		91		Spain Government Bond
4.00%, 01/04/2018			5		8		3.15%, 01/31/2016	EUR	75		95
4.75%, 07/04/2028			15		27		3.40%, 04/30/2014		30		39
Canadian Government Bond							4.25%, 10/31/2016		60		78
2.00%, 12/01/2014		CAD	50		51		4.65%, 07/30/2025		10		11
5.75%, 06/01/2033			25		39		5.50%, 04/30/2021		10		13
Croatia Government International Bond							Sweden Government Bond
6.75%, 11/05/2019			$550		631		4.25%, 03/12/2019	SEK	120		21
Denmark Government Bond							6.75%, 05/05/2014		70		11
3.00%, 11/15/2021		DKK	80		16		Switzerland Government Bond
4.00%, 11/15/2017			80		16		3.75%, 06/10/2015	CHF	12		14
Export Credit Bank of Turkey							Turkey Government International Bond
5.88%, 04/24/2019(c)			$600		656
							5.63%, 03/30/2021		$560		651
France Government Bond OAT							7.25%, 03/15/2015		820		916
3.50%, 04/25/2026		EUR	55		78		United Kingdom Gilt
3.75%, 04/25/2021			85		126		1.75%, 09/07/2022	GBP	15		24
4.50%, 04/25/2041			25		40		4.25%, 12/07/2040		35		69
French Treasury Note BTAN							4.75%, 12/07/2030		35		74
1.75%, 02/25/2017			65		88		5.00%, 03/07/2025		35		75
Hungary Government International Bond							Venezuela Government International Bond
4.75%, 02/03/2015			$230		235		9.25%, 09/15/2027		$1,840		1,661
Indonesia Government International Bond							Vnesheconombank Via VEB Finance PLC
4.88%, 05/05/2021			1,740		1,984		6.03%, 07/05/2022(c)		600		670
5.25%, 01/17/2042			300		346						$22,644
Ireland Government Bond
4.50%, 10/18/2018		EUR	25		33		Student Loan Asset Backed Securities - 1.23%
Italy Buoni Poliennali Del Tesoro							SLM Student Loan Trust
3.00%, 04/01/2014			105		138		0.38%, 02/27/2017(e)		3,500		3,500
3.50%, 06/01/2014			65		86		0.87%, 10/25/2017(e)		2,092		2,107
4.25%, 09/01/2019			50		65		0.96%, 10/16/2023(c),(e)		3,340		3,341
4.25%, 03/01/2020			85		110		1.22%, 10/25/2017(e)		697		704
4.50%, 03/01/2026			30		37		1.31%, 12/15/2021(c),(e)		8,110		8,173
4.75%, 09/15/2016			120		164		1.31%, 08/15/2023(c),(e)		6,579		6,619
4.75%, 06/01/2017			80		108		1.42%, 10/25/2016(e)		1,009		1,015
5.00%, 03/01/2022			35		46		1.61%, 08/15/2025(c),(e)		2,103		2,126
5.00%, 09/01/2040			15		18		2.13%, 08/15/2016(c),(e)		1,357		1,359
6.00%, 05/01/2031			20		27						$28,944
Japan Government Ten Year Bond
0.80%, 09/20/2020		JPY	7,000		89
1.40%, 06/20/2019			16,000		214

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Telecommunications - 2.25%				Telecommunications (continued)
America Movil SAB de CV				Verizon Global Funding Corp
3.13%, 07/16/2022	$1,150	$1,186		7.75%, 12/01/2030	$140		$212
AT&T Inc				VimpelCom Holdings BV
1.60%, 02/15/2017	2,160	2,217		7.50%, 03/01/2022	550		594
1.70%, 06/01/2017	4,470	4,610		Virgin Media Finance PLC
3.00%, 02/15/2022	1,810	1,924		4.88%, 02/15/2022	200		202
5.55%, 08/15/2041	485	617		5.25%, 02/15/2022	190		199
6.15%, 09/15/2034	1,475	1,893		9.50%, 08/15/2016	185		206
Brasil Telecom SA				Vodafone Group PLC
5.75%, 02/10/2022(c)	400	432		1.25%, 09/26/2017	2,655		2,669
Cincinnati Bell Inc				Wind Acquisition Finance SA
7.00%, 02/15/2015	200	202		11.75%, 07/15/2017(c)	325		317
Cisco Systems Inc				Wind Acquisition Holdings Finance SA
5.90%, 02/15/2039	750	1,013		12.25%, PIK 12.25%, 07/15/2017(c),(g)	1,361		1,157
Clearwire Communications LLC/Clearwire							$52,834
Finance Inc
12.00%, 12/01/2015(c)	805	857		Transportation - 0.91%
Deutsche Telekom International Finance BV				CSX Corp
2.25%, 03/06/2017(c)	1,750	1,793		3.70%, 10/30/2020	1,115		1,211
4.88%, 03/06/2042(c)	825	899		4.10%, 03/15/2044	2,365		2,397
Digicel Group Ltd				4.25%, 06/01/2021	1,400		1,568
8.25%, 09/30/2020(c)	1,045	1,126		5.50%, 04/15/2041	1,805		2,240
Digicel Ltd				6.25%, 03/15/2018	1,185		1,459
8.25%, 09/01/2017(c)	300	322		7.38%, 02/01/2019	964		1,233
12.00%, 04/01/2014(c)	615	680		Georgian Railway JSC
				7.75%, 07/11/2022(c)	590		660
Eileme 2 AB
11.63%, 01/31/2020(c)	1,080	1,214		Kansas City Southern de Mexico SA de CV
Embarq Corp				6.13%, 06/15/2021	1,704		1,904
8.00%, 06/01/2036	695	750		8.00%, 02/01/2018	350		388
Goodman Networks Inc				Navios Maritime Acquisition Corp / Navios
12.13%, 07/01/2018(c)	325	357		Acquisition Finance US Inc
Inmarsat Finance PLC				8.63%, 11/01/2017	900		848
7.38%, 12/01/2017(c)	350	377		Navios Maritime Holdings Inc / Navios
Intelsat Jackson Holdings SA				Maritime Finance US Inc
7.25%, 10/15/2020	340	361		8.88%, 11/01/2017	1,030		1,056
Intelsat Luxembourg SA				Norfolk Southern Corp
11.50%, 02/04/2017	3,883	4,087		4.84%, 10/01/2041	850		990
11.25%, 02/04/2017	65	68		PHI Inc
Level 3 Communications Inc				8.63%, 10/15/2018	540		570
11.88%, 02/01/2019	384	437		Ship Finance International Ltd
Level 3 Financing Inc				8.50%, 12/15/2013	1,455		1,457
8.13%, 07/01/2019	770	822		Swift Services Holdings Inc
10.00%, 02/01/2018	710	792		10.00%, 11/15/2018	1,420		1,523
NII Capital Corp				Transnet SOC Ltd
				4.00%, 07/26/2022(c)	1,200		1,200
7.63%, 04/01/2021	1,520	1,201
10.00%, 08/15/2016	335	332		United Parcel Service Inc
Qtel International Finance Ltd				1.13%, 10/01/2017	625		632
4.75%, 02/16/2021	250	282					$21,336
Qwest Corp				TOTAL BONDS			$1,321,524
6.75%, 12/01/2021	1,860	2,225		SENIOR FLOATING RATE INTERESTS -	Principal
SBA Tower Trust				1.90%	Amount (000's)	Value	(000	's)
4.25%, 04/15/2040(c),(e)	2,490	2,617
				Advertising - 0.02%
Sprint Nextel Corp				Getty Images Inc, Term Loan B
7.00%, 03/01/2020(c)	480	557		0.00%, 10/03/2019(e),(h)	$490		$491
7.00%, 08/15/2020	1,565	1,718
9.00%, 11/15/2018(c)	1,055	1,303
9.13%, 03/01/2017	825	969		Automobile Manufacturers - 0.03%
Telefonica Emisiones SAU				Chrysler Group LLC, Term Loan B
0.77%, 02/04/2013(e)	2,075	2,070		6.00%, 05/24/2017(e)	759		775
3.99%, 02/16/2016	2,135	2,167
Telemar Norte Leste SA				Automobile Parts & Equipment - 0.06%
5.50%, 10/23/2020	100	107		HHI Holdings LLC, Term Loan
UPCB Finance V Ltd				0.00%, 10/03/2018(e),(h)	430		428
7.25%, 11/15/2021(c)	400	440
				Schaeffler AG, Term Loan C2
UPCB Finance VI Ltd				6.00%, 02/14/2017(e)	1,025		1,035
6.88%, 01/15/2022(c)	690	738
							$1,463
Verizon Communications Inc
2.00%, 11/01/2016	510	533
6.25%, 04/01/2037	705	983

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Beverages - 0.06%			Food (continued)
Constellation Brands Inc, Bridge Loan A			Pinnacle Foods Finance LLC / Pinnacle Foods
0.00%, 06/28/2020(d),(e),(h),(i)	$1,500	$1,500	Finance Corp, Term Loan F
			4.75%, 10/17/2018(e)	$504	$504
			Pinnacle Foods Finance LLC, Term Loan B-
Chemicals - 0.20%			OLD
AZ Chem US Inc, Term Loan B			3.71%, 04/02/2014(e)	198	198
7.25%, 12/06/2017(e)	352	356
Georgia Gulf Corp, Bridge Loan					$1,261
0.00%, 08/20/2013(d),(e),(h),(i)	2,300	2,300	Forest Products & Paper - 0.09%
Ineos US Finance LLC, Term Loan			Exopack LLC, Term Loan B
6.50%, 04/27/2018(e)	1,114	1,129	6.50%, 05/06/2017(e)	820	820
Taminco Global Chemical Corp, Term Loan			NewPage Corp, DIP Term Loan
0.00%, 02/15/2019(e),(h)	145	147	8.00%, 03/08/2013(e)	1,275	1,277
5.25%, 02/15/2019(e)	647	653			$2,097
		$4,585
			Healthcare - Products - 0.04%
Coal- 0.01%			BSN Medical GmbH & Co KG, Term Loan
Patriot Coal Corp, DIP Term Loan			B1
9.25%, 12/09/2013(e)	115	115	0.00%, 07/15/2019(e),(h)	225	225
			Hologic Inc, Term Loan B
			4.50%, 04/29/2019(e)	120	121
Commercial Services - 0.02%
Interactive Data Corp, Term Loan			Kinetic Concepts Inc, Term Loan B1
			7.00%, 04/20/2018(e)	503	509
4.50%, 02/11/2018(e)	445	448
					$855

Computers - 0.04%			Healthcare - Services - 0.03%
CompuCom Systems Inc, Term Loan			HCA Inc, Term Loan B3
6.50%, 10/02/2018(e)	510	509	3.46%, 05/01/2018(e)	410	410
10.25%, 10/02/2019(e)	215	211	MultiPlan Inc, Term Loan B
			4.75%, 08/26/2017(e)	399	401
Spansion LLC, Term Loan B-EXIT
4.75%, 02/09/2015(e)	203	204			$811
		$924	Insurance - 0.15%
Diversified Financial Services - 0.04%			Asurion LLC, Term Loan
			9.00%, 05/10/2019(e)	682	705
Nuveen Investments Inc, Term Loan EXT-
OLD			Asurion LLC, Term Loan B
5.85%, 05/13/2017(e)	487	486	5.50%, 05/10/2018(e)	1,462	1,471
Springleaf Financial Funding Co, Term Loan			CNO Financial Group Inc, Term Loan B2
			0.00%, 09/20/2016(e),(h)	570	571
NEW
5.50%, 05/28/2017(e)	535	527	Lone Star Intermediate Super Holdings LLC,
		$1,013	Term Loan
			11.00%, 08/07/2019(e)	630	669
Electric - 0.12%					$3,416
Dynegy Power LLC, Term Loan
9.25%, 08/05/2016(e)	1,079	1,122	Internet - 0.08%
NRG Energy Inc, Term Loan B			Open Solutions Inc, Term Loan B
4.00%, 05/05/2018(e)	444	447	2.58%, 01/23/2014(e)	931	896
Texas Competitive Electric Holdings Co LLC,			Zayo Group LLC, Term Loan B
			7.13%, 03/18/2019(e)	933	936
Term Loan NON-EXT
3.75%, 10/10/2014(e)	1,753	1,189			$1,832
		$2,758	Lodging - 0.11%
Entertainment - 0.13%			Caesars Entertainment Operating Co Inc, Term
CCM Merger Inc, Term Loan B			Loan B6
6.00%, 02/01/2017(e)	1,621	1,637	5.46%, 01/28/2018(e)	2,938	2,630
Peninsula Gaming LLC, Term Loan B
0.00%, 08/03/2017(e),(h)	995	1,006	Machinery - Diversified - 0.03%
WMG Acquisition Corp, Term Loan B			Edwards Cayman Islands II Ltd, Term Loan
0.00%, 10/25/2018(e),(h)	485	486	5.50%, 05/31/2016(e)	643	645
		$3,129

Environmental Control - 0.05%			Media- 0.14%
ADS Waste Holdings Inc, Term Loan B			Cequel Communications Holdings, Bridge
0.00%, 09/25/2019(e),(h)	245	247	Loan
Advanced Disposal Services Inc, Bridge Loan			0.00%, 07/24/2013(d),(e),(h),(i)	620	620
0.00%, 08/17/2013(d),(e),(h),(i)	1,000	1,000	Cumulus Media Holdings Inc, Term Loan
		$1,247	7.50%, 01/14/2019(e)	230	233
			Cumulus Media Holdings Inc, Term Loan B
Food- 0.05%			5.75%, 06/15/2018(e)	253	254
Pinnacle Foods Finance LLC / Pinnacle Foods			Kabel Deutschland Vertrieb und Service
Finance Corp, Term Loan D-NEW
4.75%, 09/29/2018(e)	557	559	GmbH, Term Loan F
			4.25%, 01/20/2019(e)	380	382

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Media (continued)			Telecommunications (continued)
Univision Communications Inc, Term Loan B-			UPC Financing Partnership, Term Loan AB
NONEXT			4.75%, 12/31/2017(e)	$390		$390
2.21%, 09/29/2014(e)	$87	$86				$1,774
Univision Communications Inc, Term Loan			TOTAL SENIOR FLOATING RATE INTERESTS			$44,581
EXT			U.S. GOVERNMENT & GOVERNMENT	Principal
4.46%, 03/31/2017(e)	858	838	AGENCY OBLIGATIONS - 48.04%	Amount (000's)	Value	(000	's)
WideOpenWest Finance LLC, Term Loan			Federal Home Loan Mortgage Corporation (FHLMC) -
6.25%, 07/12/2018(e)	858	865	5.10%
		$3,278	2.49%, 01/01/2034(e)	$134		$142
			2.57%, 12/01/2035(e)	75		80
Mining - 0.02%			2.82%, 05/01/2037(e)	422		454
FMG Resources August 2006 Pty Ltd, Term
Loan B			3.50%, 04/01/2042	20,469		22,041
0.00%, 10/12/2017(e),(h)	580	577	3.50%, 08/01/2042	9,936		10,615
			4.00%, 10/01/2041	3,137		3,352
			4.50%, 04/01/2031	5,108		5,580
Oil & Gas - 0.07%			4.50%, 06/01/2040	2,839		3,153
EP Energy LLC, Term Loan			4.50%, 08/01/2040	396		437
5.00%, 04/24/2018(e)	725	729	4.50%, 01/01/2041	5,948		6,607
Plains Exploration & Production Co, Bridge			4.50%, 04/01/2041	17,622		18,996
Loan			5.00%, 03/01/2018	1,057		1,137
0.00%, 09/04/2013(d),(e),(h),(i)	800	800	5.00%, 05/01/2018	712		772
Plains Exploration & Production Co, Term			5.00%, 10/01/2018	561		608
Loan B			5.00%, 01/01/2019	781		847
0.00%, 10/15/2019(e),(h)	105	105	5.00%, 06/01/2031	2,923		3,239
		$1,634	5.00%, 12/01/2038	853		923
			5.00%, 02/01/2039	4,772		5,166
Pharmaceuticals - 0.04%			5.00%, 08/01/2040	5,941		6,535
Grifols Inc, Term Loan B			5.08%, 07/01/2034(e)	49		53
4.50%, 06/01/2017(e)	510	514
NBTY Inc, Term Loan B1			5.50%, 03/01/2018	237		259
4.25%, 10/01/2017(e)	227	227	5.50%, 08/01/2023	2,017		2,187
Par Pharmaceutical Cos Inc, Term Loan B			5.50%, 06/01/2024	263		289
5.00%, 09/18/2019(e)	115	115	5.50%, 04/01/2033	85		93
			5.50%, 05/01/2033	292		321
		$856	5.50%, 10/01/2033	249		278
Pipelines - 0.04%			5.50%, 12/01/2033	2,100		2,347
NGPL PipeCo LLC, Term Loan B			5.50%, 11/01/2036	2,260		2,488
6.75%, 05/04/2017(e)	915	933	5.50%, 04/01/2038	1,130		1,243
			5.50%, 08/01/2038	1,543		1,726
			5.50%, 03/01/2040	2,432		2,678
REITS- 0.03%			6.00%, 07/01/2017	46		50
iStar Financial Inc, Term Loan A2			6.00%, 03/01/2022	152		168
5.25%, 06/30/2014(e)	145	145
7.00%, 06/30/2014(e)	525	524	6.00%, 07/01/2023	792		875
			6.00%, 06/01/2028	10		11
			6.00%, 01/01/2029	4		4
Retail - 0.10%			6.00%, 03/01/2031	22		24
AOT Bedding Super Holdings LLC, Term			6.00%, 04/01/2031	3		3
Loan B			6.00%, 12/01/2031	140		157
5.00%, 09/19/2019(e)	720	719	6.00%, 12/01/2032	138		154
DineEquity Inc, Term Loan B1			6.00%, 02/01/2033	243		272
4.25%, 10/19/2017(e)	355	357	6.00%, 12/01/2033	176		197
Dollar General Corp, Term Loan B2			6.00%, 10/01/2036(e)	1,463		1,628
2.97%, 07/06/2014(e)	250	251	6.00%, 12/01/2037(e)	1,930		2,135
Dunkin' Brands Inc, Term Loan B2			6.00%, 01/01/2038	1,413		1,579
4.00%, 11/23/2017(e)	486	487	6.00%, 01/01/2038(e)	235		262
Neiman Marcus Group Inc/The, Term Loan			6.00%, 07/01/2038	5,716		6,384
4.75%, 04/25/2018(e)	525	526	6.50%, 06/01/2017	118		127
		$2,340	6.50%, 03/01/2029	3		4
			6.50%, 03/01/2029	19		22
Semiconductors - 0.02%			6.50%, 05/01/2029	32		37
Freescale Semiconductor Inc, Term Loan B1			6.50%, 04/01/2031	15		17
4.46%, 11/29/2013(e)	543	525
			6.50%, 06/01/2031	1		1
			6.50%, 09/01/2031	12		14
Telecommunications - 0.08%			6.50%, 02/01/2032	17		20
Intelsat Jackson Holdings SA, Term Loan			6.50%, 02/01/2032	10		11
3.21%, 02/01/2014(e)	885	874	6.50%, 05/01/2032	39		45
Level 3 Financing Inc, Term Loan B			6.50%, 04/01/2035	413		469
5.18%, 08/01/2019(e)	505	510	6.50%, 10/01/2035	190		216
			7.00%, 12/01/2029	16		18
			7.00%, 06/01/2030	26		30

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)					Federal National Mortgage Association (FNMA) (continued)
7.00%, 12/01/2030	$13		$15		5.50%, 06/01/2023	$654		$723
7.00%, 06/01/2031	1		1		5.50%, 07/01/2023	12		14
					5.50%, 07/01/2033	657		729
7.00%, 09/01/2031	5		5		5.50%, 09/01/2033	637		706
7.50%, 09/01/2030	5		6
7.50%, 09/01/2030	4		5		5.50%, 08/01/2036	5,237		5,776
					5.50%, 02/01/2037	362		404
7.50%, 01/01/2031	28		34		5.50%, 04/01/2038	13,878		15,492
7.50%, 03/01/2031	7		9
7.50%, 02/01/2032	15		19		5.50%, 12/01/2038	6,118		6,874
					5.50%, 01/01/2040	2,869		3,175
8.00%, 09/01/2030	118		135		5.50%, 05/01/2040	2,032		2,253
			$119,809		5.50%, 05/01/2040	2,170		2,401
Federal National Mortgage Association (FNMA) - 17.33%					6.00%, 10/01/2021	980		1,081
2.06%, 10/01/2034(e)	278		293		6.00%, 02/01/2023	67		75
2.27%, 01/01/2033(e)	220		232		6.00%, 02/01/2038(e)	3,561		3,949
2.40%, 09/01/2038(e)	3,401		3,609		6.00%, 05/01/2038	1,247		1,409
2.47%, 12/01/2032(e)	214		228		6.00%, 05/01/2038	680		767
2.50%, 11/01/2027(j)	24,600		25,745		6.00%, 08/01/2038	1,040		1,177
2.58%, 07/01/2033(e)	1,835		1,953		6.00%, 08/01/2038	2,785		3,154
2.66%, 07/01/2034(e)	550		588		6.00%, 12/01/2038	7,878		8,888
2.68%, 04/01/2036(e)	400		429		6.04%, 12/01/2036(e)	1,657		1,790
2.72%, 02/01/2036(e)	40		41		6.50%, 07/01/2016	6		6
2.76%, 03/01/2035(e)	5,769		6,233		6.50%, 02/01/2017	17		18
2.81%, 03/01/2035(e)	472		506		6.50%, 03/01/2017	11		12
2.85%, 08/01/2035(e)	385		414		6.50%, 04/01/2017	2		3
3.00%, 11/01/2026	33,000		34,810		6.50%, 08/01/2017	128		139
3.00%, 04/01/2033(e)	263		280		6.50%, 05/01/2022	19		22
3.00%, 12/01/2040	257		269		6.50%, 12/01/2031	8		10
3.00%, 12/01/2042(j)	24,900		26,052		6.50%, 02/01/2032	9		10
3.35%, 04/01/2041(e)	2,869		3,038		6.50%, 02/01/2032	10		12
3.50%, 12/01/2025	4,074		4,390		6.50%, 04/01/2032	12		13
3.50%, 04/01/2027	2,000		2,141		6.50%, 06/01/2032	4		5
3.50%, 11/01/2027(j)	1,950		2,069		6.50%, 08/01/2032	62		71
3.50%, 01/01/2041	582		620		6.50%, 07/01/2037	1,541		1,760
3.50%, 12/01/2041(j)	10,000		10,633		6.50%, 07/01/2037	1,147		1,312
3.50%, 03/01/2042	5,590		6,047		6.50%, 12/01/2037	2,360		2,637
3.50%, 08/01/2042	5,981		6,379		6.50%, 02/01/2038	1,262		1,435
4.00%, 08/01/2020	4,688		5,010		6.50%, 03/01/2038	734		834
4.00%, 11/01/2026(j)	3,350		3,578		6.50%, 09/01/2038	3,627		4,122
4.00%, 02/01/2031	1,287		1,389		7.00%, 02/01/2032	19		23
4.00%, 02/01/2031	1,306		1,409		7.00%, 03/01/2032	79		94
4.00%, 05/01/2031	2,399		2,588		7.50%, 08/01/2032	31		38
4.00%, 06/01/2031	3,963		4,275					$406,957
4.00%, 11/01/2040	6,376		6,996		Government National Mortgage Association (GNMA) -
4.00%, 12/01/2040	9,300		10,204		9.27%
4.00%, 12/01/2040	12,898		14,178		3.00%, 12/01/2042(j)	6,600		7,002
4.00%, 12/01/2040	6,085		6,749		3.50%, 11/01/2041(j)	54,200		58,985
4.00%, 01/01/2041	18,501		20,299		3.50%, 05/15/2042	10,817		11,790
4.00%, 12/01/2041	12,000		12,840		4.00%, 10/15/2041	7,710		8,542
4.50%, 05/01/2031	11,610		12,603		4.00%, 12/01/2041(j)	25,000		27,309
4.50%, 12/01/2039	154		166		4.00%, 04/20/2042	9,415		10,284
4.50%, 05/01/2040	2,910		3,266		4.50%, 06/20/2025	13,241		14,452
4.50%, 05/01/2040	3,161		3,504		4.50%, 01/20/2042	19,893		21,980
4.50%, 07/01/2040	2,257		2,502		5.00%, 11/15/2033	6,248		6,895
4.50%, 01/01/2041	2,653		2,942		5.00%, 06/15/2034	146		161
4.50%, 02/01/2041	33,391		37,021		5.00%, 10/20/2039	816		903
4.50%, 09/01/2041	2,047		2,219		5.00%, 06/20/2040	14,260		15,815
5.00%, 03/01/2018	338		369		5.00%, 07/20/2040	1,218		1,358
5.00%, 05/01/2020	390		431		5.00%, 07/20/2040	1,925		2,122
5.00%, 12/01/2039	289		326		5.00%, 09/20/2041	2,556		2,835
5.00%, 02/01/2040	721		799		5.00%, 11/20/2041	3,785		4,195
5.00%, 04/01/2040	1,526		1,692		5.00%, 02/20/2042	401		445
5.00%, 11/01/2040(j)	25,000		27,273		5.00%, 06/20/2042	9,430		10,435
5.00%, 05/01/2041	7,122		7,889		5.50%, 10/15/2033	2,111		2,353
5.32%, 10/01/2036(e)	353		380		5.50%, 05/20/2035	307		340
5.50%, 09/01/2017	51		55		5.50%, 02/15/2038	3,450		3,811
5.50%, 10/01/2017	62		67		5.50%, 07/15/2039	758		838
5.50%, 06/01/2020	1,474		1,604		6.00%, 07/20/2028	105		120
5.50%, 09/01/2020	1,596		1,738		6.00%, 11/20/2028	90		102
5.50%, 02/01/2023	166		184		6.00%, 01/20/2029	98		114

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	U.S. GOVERNMENT & GOVERNMENT	Principal				REPURCHASE AGREEMENTS	Maturity
	AGENCY OBLIGATIONS (continued)	Amount (000's)		Value(000	's)	(continued)	Amount (000's)	Value (000's)
	Government National Mortgage Association (GNMA)
	(continued)					Banks (continued)
	6.00%, 07/20/2029	$21		$24		Investment in Joint Trading Account; Deutsche $	13,124	$13,124
	6.00%, 08/15/2031	44		51		Bank Repurchase Agreement; 0.32% dated
						10/31/2012 maturing 11/01/2012
	6.00%, 01/15/2032	12		13		(collateralized by US Government
	6.00%, 02/15/2032	142		163
	6.00%, 02/15/2033	85		98		Securities; $13,386,625; 0.28% - 2.50%;
						dated 11/04/13 - 10/17/19)
	6.00%, 12/15/2033	103		117		Investment in Joint Trading Account; JP	19,686	19,686
	6.00%, 03/15/2039	2,813		3,198
	6.50%, 03/20/2028	17		20		Morgan Repurchase Agreement; 0.25%
						dated 10/31/2012 maturing 11/01/2012
	6.50%, 05/20/2029	15		18		(collateralized by US Government
	6.50%, 02/20/2032	8		9
	6.50%, 10/15/2032	53		63		Securities; $20,079,935; 3.50% - 11.25%;
						dated 02/15/15 - 11/15/39)
	6.50%, 12/15/2032	304		359		Investment in Joint Trading Account; Merrill	24,132	24,132
	7.00%, 04/15/2031	1		1
	7.00%, 06/15/2031	30		37		Lynch Repurchase Agreement; 0.23%
	7.00%, 07/15/2031	4		5		dated 10/31/2012 maturing 11/01/2012
						(collateralized by US Government
	7.00%, 06/15/2032	180		214		Securities; $24,614,179; 0.00% - 9.38%;
	8.00%, 01/20/2031	11		13		dated 01/15/13 - 07/15/32)
				$217,589				$85,065
	U.S. Treasury - 16.34%					TOTAL REPURCHASE AGREEMENTS		$85,065
	0.13%, 08/31/2013	3,625		3,623		Total Investments		$2,579,064
	0.13%, 07/31/2014	20,000		19,947		Liabilities in Excess of Other Assets, Net - (9.84)%		$(231,005)
	0.25%, 06/30/2014	13,000		12,996		TOTAL NET ASSETS - 100.00%		$2,348,059
	0.25%, 05/15/2015	700		698
	0.38%, 07/31/2013	150		150
	0.63%, 05/31/2017	22,480		22,461		(a) Non-Income Producing Security
	0.63%, 09/30/2017	1,600		1,594		(b) Security is Illiquid
	0.75%, 06/30/2017	22,000		22,086		(c)		Security exempt from registration under Rule 144A of the Securities Act of
	0.75%, 10/31/2017	150		150		1933. These securities may be resold in transactions exempt from
	0.88%, 04/30/2017	1,820		1,839		registration, normally to qualified institutional buyers. Unless otherwise
	1.00%, 08/31/2016	22,770		23,181		indicated, these securities are not considered illiquid. At the end of the
	1.00%, 03/31/2017	2,450		2,490		period, the value of these securities totaled $328,947 or 14.01% of net
	1.25%, 10/31/2015	35,100		36,002		assets.
	1.25%, 04/30/2019	21,000		21,289		(d)		Market value is determined in accordance with procedures established in
	1.38%, 01/15/2013	20,000		20,050		good faith by the Board of Directors. At the end of the period, the value of
	1.38%, 12/31/2018	10,000		10,249		these securities totaled $18,511 or 0.79% of net assets.
	1.50%, 07/31/2016	20,465		21,218		(e)	Variable Rate. Rate shown is in effect at October 31, 2012.
	1.63%, 08/15/2022	105		104		(f) Security purchased on a when-issued basis.
	1.75%, 05/15/2022	200		202		(g)		Payment in kind; the issuer has the option of paying additional securities
	1.88%, 08/31/2017	22,925		24,222		in lieu of cash.
	2.38%, 05/31/2018	275		298		(h)		This Senior Floating Rate Note will settle after October 31, 2012, at which
	2.63%, 04/30/2016	300		323		time the interest rate will be determined.
	2.63%, 01/31/2018	10,000		10,953		(i)		All or a portion of the loan is unfunded. See Notes to Financial Statements
	2.63%, 08/15/2020	23,200		25,498		for additional information.
	3.13%, 05/15/2019	500		567		(j)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
	3.13%, 02/15/2042	2,535		2,687		Notes to Financial Statements for additional information.
	3.25%, 12/31/2016	100		111
	4.00%, 08/15/2018	27,650		32,573
	4.38%, 05/15/2040	14,500		19,108		Portfolio Summary (unaudited)
	4.50%, 02/15/2036	13,500		17,961		Sector		Percent
	4.75%, 02/15/2041	80		112
	5.38%, 02/15/2031	25		36		Mortgage Securities		38 .74%
	6.00%, 02/15/2026	16,500		24,046		Government		17 .30%
	6.13%, 08/15/2029	25		38		Financial		14 .95%
	6.75%, 08/15/2026	3,000		4,673		Asset Backed Securities		9 .64%
						Consumer, Non-cyclical		7 .24%
				$383,535		Energy		5 .57%
	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY					Communications		5 .08%
	OBLIGATIONS			$1,127,890		Industrial		3 .01%
		Maturity				Utilities		2 .66%
	REPURCHASE AGREEMENTS - 3.62%	Amount (000's)	Value	(000	's)	Basic Materials		2 .42%
Banks	- 3.62%					Consumer, Cyclical		2 .30%
	Investment in Joint Trading Account; Credit	$28,123		$28,123		Technology		0 .90%
	Suisse Repurchase Agreement; 0.25%					Diversified		0 .03%
	dated 10/31/2012 maturing 11/01/2012					Liabilities in Excess of Other Assets, Net		(9.84)%
	(collateralized by US Government					TOTAL NET ASSETS		100.00%
	Securities; $28,685,618; 0.00%; dated
	05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

Credit Default Swaps

Buy Protection
				(Pay)/						Upfront	Unrealized
				Receive	Expiration	Notional	Market			Premiums	Appreciation/
Counterparty (Issuer)		Reference Entity		Fixed Rate	Date	Amount	Value			Paid/(Received)	(Depreciation)
Barclays Bank PLC		CDX.NA.HY.18		(5.00)%	06/20/2017	$37,125		$(18)		$1,802	$(1,820)
Barclays Bank PLC		CMBX.NA.AAA.1		(0.10)%	10/12/2052	6,250		162		340	(178)
Barclays Bank PLC		CMBX.NA.AAA.4		(0.35)%	02/17/2051	6,250		395		495	(100)
Total								$539		$2,637	$(2,098)

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase										Net Unrealized
Contracts		Counterparty		Delivery Date		Contracts to Accept	In Exchange For		Value	Appreciation/(Depreciation)
British Pound		JP Morgan Securities		12/14/2012		26,548	$43		$43		$—
Euro		JP Morgan Securities		12/14/2012		38,524	50		50		—
Japanese Yen		JP Morgan Securities		12/14/2012	37,364,867		477		468		(9)
Polish Zloty		JP Morgan Securities		12/14/2012		48,446	15		15		—
Total											$(9)

Foreign Currency Sale										Net Unrealized
Contracts		Counterparty		Delivery Date		Contracts to Deliver	In Exchange For		Value	Appreciation/(Depreciation)
Australian Dollar		JP Morgan Securities		12/14/2012		58,665	$61		$61		$—
British Pound		JP Morgan Securities		12/14/2012		223,341	359		360		(1)
Canadian Dollar		JP Morgan Securities		12/14/2012		119,232	122		119		3
Danish Krone		JP Morgan Securities		12/14/2012		200,923	35		35		—
Euro		JP Morgan Securities		12/14/2012		1,550,522	2,000		2,010		(10)
Japanese Yen		JP Morgan Securities		12/14/2012	142,084,569		1,824		1,781		43
Mexican Peso		JP Morgan Securities		12/14/2012		1,885,081	143		143		—
Polish Zloty		JP Morgan Securities		12/14/2012		136,534	43		43		—
Swedish Krona		JP Morgan Securities		12/14/2012		263,593	40		40		—
Swiss Franc		JP Morgan Securities		12/14/2012		14,635	16		16		—
Total											$35

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums				Unrealized
(Issuer)	Floating Rate Index	Floating Rate	Rate	Expiration Date	Amount	Market Value	Paid/(Received)				Appreciation/(Depreciation)
Deutsche Bank AG 3 Month LIBOR		Receive	1.74%	09/04/2022	$8,000	$(22)			$—		$(22)
Morgan Stanley & 3 Month LIBOR		Receive	2.38%	09/04/2032	8,000	65			—		65
Co
Total						$43			$—		$43

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

CONVERTIBLE PREFERRED STOCKS -							Principal
0.21%	Shares Held			Value(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)
Banks- 0.21%						Banks (continued)
Wells Fargo & Co		5,800		$7,250		Export-Import Bank of Korea
						4.00%, 01/29/2021		$800		$877
TOTAL CONVERTIBLE PREFERRED STOCKS				$7,250		5.13%, 06/29/2020		1,400		1,640
	Principal					5.88%, 01/14/2015		8,000		8,782
BONDS- 38.96%	Amount (000's)		Value	(000	's)	Fifth Third Bancorp
						0.80%, 12/20/2016(a)		1,600		1,544
Agriculture - 0.06%						Goldman Sachs Capital II
UST LLC						4.00%, 06/01/2043(a)		2,600		2,055
5.75%, 03/01/2018		$1,700		$2,037		Goldman Sachs Group Inc/The
						0.67%, 05/23/2016(a)	EUR	1,200		1,475
Airlines - 0.02%						6.25%, 09/01/2017		$1,800		2,115
UAL 2009-1 Pass Through Trust						6.75%, 10/01/2037		1,400		1,542
10.40%, 11/01/2016		655		753		HSBC Bank PLC
						2.00%, 01/19/2014(b),(c)		1,800		1,815
						HSBC USA Inc
Banks- 9.28%						2.38%, 02/13/2015		4,600		4,758
Ally Financial Inc						Intesa Sanpaolo SpA
3.64%, 02/11/2014(a)		12,900		13,212		2.83%, 02/24/2014(a),(b),(c)		4,100		4,043
4.63%, 06/26/2015		500		519		JP Morgan Chase & Co
6.75%, 12/01/2014		300		323		7.90%, 04/29/2049(a)		2,100		2,419
7.50%, 09/15/2020		1,300		1,532		JP Morgan Chase Bank NA
8.30%, 02/12/2015		5,000		5,601		0.73%, 06/13/2016(a)		3,500		3,388
American Express Bank FSB						KeyCorp
6.00%, 09/13/2017		4,700		5,720		6.50%, 05/14/2013		800		825
Australia & New Zealand Banking Group						Korea Development Bank/The
Ltd						4.38%, 08/10/2015		7,400		8,008
2.13%, 01/10/2014(b),(c)		5,100		5,165
						8.00%, 01/23/2014		2,000		2,163
Banco Santander Brasil SA/Brazil						Lloyds TSB Bank PLC
4.25%, 01/14/2016(c)		2,900		3,002		12.00%, 12/29/2049(c)		12,200		13,614
4.50%, 04/06/2015(c)		500		516
						Morgan Stanley
Banco Santander Chile						0.65%, 01/09/2014(a)		1,200		1,189
1.92%, 01/19/2016(a),(c)		2,100		2,074		1.29%, 04/29/2013(a)		11,200		11,221
Bank of America Corp						5.95%, 12/28/2017		2,700		3,064
4.50%, 04/01/2015		10,000		10,711		7.30%, 05/13/2019		1,800		2,166
6.50%, 08/01/2016		10,100		11,747		National Bank of Canada
Bank of Montreal						2.20%, 10/19/2016(c)		700		738
2.85%, 06/09/2015(c)		1,800		1,907
						Nordea Bank AB
Bank of Nova Scotia						2.13%, 01/14/2014(b),(c)		800		811
1.65%, 10/29/2015(c)		1,900		1,959		4.88%, 01/27/2020(c)		10,900		12,414
1.95%, 01/30/2017(c)		200		209
						Regions Bank/Birmingham AL
Barclays Bank PLC						7.50%, 05/15/2018		15,500		18,669
2.38%, 01/13/2014		900		918		Regions Financial Corp
BBVA Bancomer SA/Texas						7.38%, 12/10/2037		500		537
4.50%, 03/10/2016(c)		1,100		1,167
(c)						Royal Bank of Scotland PLC/The
6.50%, 03/10/2021		2,300		2,625		2.01%, 03/30/2015(a),(b)	CAD	2,000		1,862
BPCE SA						Santander Issuances SAU
2.38%, 10/04/2013(b),(c)		700		701		7.30%, 07/27/2019(a)	GBP	9,050		14,042
12.50%, 08/29/2049(c)		8,000		9,145
						Societe Generale SA
Capital One Capital V						5.92%, 04/29/2049(a),(b),(c)		$500		415
10.25%, 08/15/2039		2,189		2,255		Sumitomo Mitsui Banking Corp
CIT Group Inc						1.95%, 01/14/2014(b),(c)		2,200		2,228
5.25%, 04/01/2014(c)		800		830
						Turkiye Garanti Bankasi AS
Citigroup Inc						2.82%, 04/20/2016(a),(c)		1,100		1,075
1.79%, 01/13/2014(a)		10,600		10,700
(a)						USB Capital IX
2.44%, 08/13/2013		2,200		2,226		3.50%, 10/29/2049(a)		3,600		3,231
3.63%, 11/30/2017	EUR	2,300		2,772		Wells Fargo & Co
4.88%, 05/07/2015		$2,200		2,364		4.38%, 01/31/2013		1,200		1,212
5.50%, 10/15/2014		10,400		11,235		7.98%, 03/29/2049(a)		23,000		27,197
Credit Agricole SA						Westpac Banking Corp
7.59%, 01/29/2049(a)	GBP	1,400		1,864		3.59%, 08/14/2014(b),(c)		1,400		1,474
8.38%, 10/13/2049(a),(c)		$16,500		16,789
										$322,535
Credit Suisse/New York NY
2.20%, 01/14/2014		1,700		1,728		Beverages - 0.17%
Dexia Credit Local SA						Coca-Cola Enterprises Inc
0.79%, 04/29/2014(a),(c)		8,700		8,569		1.13%, 11/12/2013		5,800		5,826
2.75%, 01/10/2014(c)		1,790		1,809
2.75%, 01/10/2014		6,410		6,477
2.75%, 04/29/2014(c)		5,700		5,760
DNB Bank ASA
3.20%, 04/03/2017(c)		3,600		3,796

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Chemicals - 0.03%						Finance - Mortgage Loan/Banker (continued)
Braskem Finance Ltd						Fannie Mae (continued)
5.75%, 04/15/2021(c)		$900		$990		5.00%, 05/11/2017	$1,900		$2,257
						5.38%, 06/12/2017	700		845
						Freddie Mac
Commercial Services - 0.10%						1.00%, 03/08/2017	16,100		16,263
President and Fellows of Harvard College
6.50%, 01/15/2039(c)		2,400		3,633		1.00%, 06/29/2017	23,700		23,929
						1.00%, 07/28/2017	13,200		13,338
						1.00%, 09/29/2017	6,500		6,549
Diversified Financial Services - 3.38%						1.25%, 05/12/2017	6,500		6,635
Banque PSA Finance SA						1.25%, 08/01/2019	6,500		6,498
2.25%, 04/04/2014(a),(b),(c)		4,300		4,217		1.25%, 10/02/2019	1,800		1,795
Bear Stearns Cos LLC/The						1.75%, 05/30/2019	5,200		5,375
7.25%, 02/01/2018		2,300		2,862		2.38%, 01/13/2022	2,100		2,201
FCE Bank PLC						3.75%, 03/27/2019	2,500		2,901
7.13%, 01/15/2013	EUR	5,350		7,017		5.50%, 08/23/2017	2,000		2,441
Ford Motor Credit Co LLC									$153,797
7.00%, 10/01/2013		$6,100		6,421
General Electric Capital Corp						Gas- 0.02%
0.54%, 10/06/2015(a)		7,500		7,403		ENN Energy Holdings Ltd
						6.00%, 05/13/2021(c)	500		582
6.88%, 01/10/2039		10,500		14,507
International Lease Finance Corp
5.75%, 05/15/2016		700		739		Healthcare - Services - 0.68%
6.75%, 09/01/2016(c)		1,700		1,921		HCA Inc
Macquarie Group Ltd						8.50%, 04/15/2019	5,200		5,843
7.30%, 08/01/2014(b),(c)		7,400		8,038		Hospital for Special Surgery
Merrill Lynch & Co Inc						3.50%, 01/01/2023(c)	16,130		17,900
6.50%, 07/15/2018		200		235					$23,743
6.88%, 04/25/2018		1,700		2,053
Northern Rock Asset Management PLC						Holding Companies - Diversified - 0.04%
5.63%, 06/22/2017(b),(c)		12,200		13,863		Noble Group Ltd
SLM Corp						6.75%, 01/29/2020	1,200		1,296
4.88%, 12/17/2012	GBP	7,500		12,074
5.00%, 04/15/2015		$1,000		1,067		Home Equity Asset Backed Securities - 0.36%
5.05%, 11/14/2014		4,000		4,221		Argent Securities Inc
8.78%, 09/15/2016(a),(d)	MXN	118,400		8,409		0.57%, 10/25/2035(a)	2,400		1,924
Springleaf Finance Corp						Bear Stearns Asset Backed Securities Trust
3.25%, 01/16/2013	EUR	6,800		8,770		0.41%, 12/25/2036(a)	4,000		2,871
4.13%, 11/29/2013		7,500		9,575		0.46%, 04/25/2037(a)	5,000		1,703
6.90%, 12/15/2017		$1,200		1,056		IXIS Real Estate Capital Trust 2005-HE1
SteelRiver Transmission Co LLC						0.99%, 06/25/2035(a)	2,100		1,980
4.71%, 06/30/2017(b),(c)		2,847		2,939		JP Morgan Mortgage Acquisition Corp
				$117,387		0.45%, 05/25/2036(a)	6,100		3,962
Electric - 0.55%									$12,440
Centrais Eletricas Brasileiras SA						Insurance - 1.09%
6.88%, 07/30/2019(c)		1,600		1,892		American International Group Inc
Cleco Power LLC						5.45%, 05/18/2017	2,000		2,290
6.00%, 12/01/2040		3,500		4,441		5.85%, 01/16/2018	700		818
Duke Energy Carolinas LLC						8.18%, 05/15/2068	11,300		14,097
5.75%, 11/15/2013		2,300		2,423		8.25%, 08/15/2018	4,000		5,196
Enel Finance International NV						Dai-ichi Life Insurance Co Ltd/The
6.80%, 09/15/2037(b),(c)		2,800		2,939		7.25%, 12/31/2049(b),(c)	2,200		2,569
Entergy Corp						Ohio National Financial Services Inc
3.63%, 09/15/2015		4,500		4,750		6.38%, 04/30/2020(c)	500		573
Korea Hydro & Nuclear Power Co Ltd						Pacific Life Insurance Co
6.25%, 06/17/2014		900		970		9.25%, 06/15/2039(c)	3,000		4,244
Majapahit Holding BV						Pacific LifeCorp
7.75%, 01/20/2020		1,300		1,635		6.00%, 02/10/2020(c)	900		996
				$19,050		Prudential Financial Inc
						3.41%, 06/10/2013(a)	1,000		1,002
Engineering & Construction - 0.01%
Sydney Airport Finance Co Pty Ltd						Stone Street Trust
						5.90%, 12/15/2015(c)	6,000		6,289
5.13%, 02/22/2021(c)		500		555
									$38,074

Finance - Mortgage Loan/Banker - 4.42%						Investment Companies - 0.05%
Fannie Mae						Temasek Financial I Ltd
						4.30%, 10/25/2019(c)	1,700		1,941
0.88%, 08/28/2017		6,300		6,326
1.13%, 04/27/2017		18,600		18,913
1.25%, 01/30/2017		34,100		34,931
5.00%, 02/13/2017		2,200		2,600

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Iron & Steel - 0.14%						Mortgage Backed Securities (continued)
CSN Islands XI Corp						Fannie Mae REMICS
6.88%, 09/21/2019(b)		$1,800		$2,075		0.52%, 04/25/2037(a)		$1,472		$1,476
CSN Resources SA						0.66%, 09/25/2035(a)		3,000		3,013
6.50%, 07/21/2020(c)		700		791		GSMPS Mortgage Loan Trust
Gerdau Holdings Inc						7.50%, 06/19/2032(c)		161		169
7.00%, 01/20/2020(c)		1,000		1,176		Holmes Master Issuer PLC
Gerdau Trade Inc						1.56%, 10/15/2054(a),(c)	EUR	2,200		2,888
5.75%, 01/30/2021(c)		800		892		HomeBanc Mortgage Trust 2005-4
				$4,934		0.48%, 10/25/2035(a)		$5,966		4,565
						JP Morgan Chase Commercial Mortgage
Machinery - Construction & Mining - 0.23%						Securities Corp
Caterpillar Inc						4.88%, 01/12/2038(a)		4,847		5,015
0.60%, 05/21/2013(a)		8,100		8,114
						JP Morgan Mortgage Trust
						3.10%, 07/25/2035(a)		1,655		1,636
Mining - 0.29%						5.75%, 01/25/2036		507		471
Corp Nacional del Cobre de Chile						5.81%, 10/25/2036(a)		2,051		1,902
7.50%, 01/15/2019(c)		600		780		MASTR Reperforming Loan Trust 2005-1
Vale Overseas Ltd						7.00%, 08/25/2034(c)		209		212
5.63%, 09/15/2019		5,800		6,615		Merrill Lynch Mortgage Investors Inc
6.88%, 11/10/2039		2,100		2,613		2.57%, 06/25/2035(a)		1,240		1,208
				$10,008		Merrill Lynch Mortgage Investors Trust
						Series MLCC 2005-3
Mortgage Backed Securities - 4.60%						2.52%, 11/25/2035(a)		1,318		1,257
Arran Residential Mortgages Funding PLC						Merrill Lynch/Countrywide Commercial
1.55%, 05/16/2047(a),(c)	EUR	208		270
						Mortgage Trust
1.74%, 05/16/2047(a),(c)		4,200		5,549		5.95%, 08/12/2049(a)		500		581
Banc of America Funding Corp						Morgan Stanley Capital I Trust 2004-IQ8
2.93%, 06/25/2034(a)		$167		168		5.11%, 06/15/2040(a)		1,235		1,300
Banc of America Large Loan Inc						Morgan Stanley Mortgage Loan Trust 2005-
1.96%, 11/15/2015(a),(c)		6,179		6,166
5.66%, 02/24/2051(a)		14,500		16,799		4
						5.50%, 08/25/2035		2,175		2,271
Banc of America Mortgage Trust 2005-11						RBSCF Trust 2010-RR3
5.50%, 12/25/2020		1,065		1,104		5.47%, 09/16/2039(c)		20,378		23,315
BCAP 2011-RR4 8A1						RBSSP Resecuritization Trust 2011-3
5.25%, 02/26/2036(c)		2,712		2,706		0.47%, 02/26/2037(a),(c)		3,595		3,017
BCAP 2011-RR5 12A1						STARM Mortgage Loan Trust 2007-4
5.46%, 03/26/2037(a),(c),(d)		500		414		5.71%, 10/25/2037(a)		11,560		10,538
BCAP 2011-RR5 5A1						Structured Adjustable Rate Mortgage Loan
5.25%, 08/26/2037(a),(c),(d)		7,153		7,095
						Trust
Bear Stearns ALT-A Trust 2005-4						2.77%, 04/25/2035(a)		3,719		3,271
2.92%, 05/25/2035(a)		380		340
						Structured Asset Securities Corp
Bear Stearns ALT-A Trust 2005-7						6.00%, 11/25/2034		8,290		8,309
3.01%, 09/25/2035(a)		35		28
						Wachovia Bank Commercial Mortgage Trust
Bear Stearns ARM Trust 2004-1						5.42%, 01/15/2045		200		227
3.01%, 04/25/2034(a)		430		403
						WaMu Mortgage Pass Through Certificates
Bear Stearns ARM Trust 2005-11						5.20%, 02/25/2037(a)		6,501		5,938
3.45%, 12/25/2035(a)		301		304
						Wells Fargo Mortgage Backed Securities
Bear Stearns Commercial Mortgage						Trust
Securities						2.63%, 03/25/2036(a)		5,170		4,813
5.70%, 06/11/2050		197		210						$159,854
Chase Mortgage Finance Corp
5.22%, 12/25/2035(a)		4,176		4,092		Oil & Gas - 1.36%
5.77%, 09/25/2036(a)		2,357		2,251		Gazprom OAO Via Gaz Capital SA
Citicorp Mortgage Securities Inc						5.09%, 11/29/2015(c)		400		428
5.50%, 08/25/2036		1,779		1,795		Novatek OAO via Novatek Finance Ltd
6.00%, 09/25/2037		7,516		7,845		5.33%, 02/03/2016(c)		900		967
Citigroup Mortgage Loan Trust Inc						Odebrecht Drilling Norbe VIII/IX Ltd
5.50%, 09/25/2035		10,312		10,443		6.35%, 06/30/2021(c)		873		1,006
Commercial Mortgage Pass-Through						Petrobras International Finance Co - Pifco
Certificates Series 2008-C1						3.88%, 01/27/2016		7,600		8,074
6.07%, 02/15/2041(a)		1,300		1,518		5.88%, 03/01/2018		4,700		5,411
Countrywide Home Loan Mortgage Pass						7.88%, 03/15/2019		9,600		12,154
Through Trust						Petroleos Mexicanos
5.50%, 11/25/2035		2,692		2,586		5.50%, 01/21/2021		6,500		7,589
European Loan Conduit						5.50%, 06/27/2044		800		872
0.50%, 05/15/2019(a)	EUR	253		313		6.00%, 03/05/2020		3,700		4,421
Fannie Mae Grantor Trust						8.00%, 05/03/2019		2,100		2,751
7.50%, 06/25/2030		$22		25		TNK-BP Finance SA
7.50%, 07/25/2042		33		38		7.88%, 03/13/2018		3,100		3,681
										$47,354

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Other Asset Backed Securities - 0.81%						Sovereign (continued)
Countrywide Asset-Backed Certificates						Italy Buoni Poliennali Del Tesoro
0.56%, 04/25/2036(a)		$3,400		$2,969		(continued)
Halcyon Structured Asset Management Long						4.75%, 06/01/2017	EUR	600		$811
Secured/Short Unsecured 2007-1 Ltd						6.00%, 11/15/2014		3,100		4,299
0.66%, 08/07/2021(a),(c)		11,700		11,377		Italy Certificati di Credito del Tesoro Zero
Hillmark Funding						Coupon
0.68%, 05/21/2021(a),(c)		8,600		8,271		0.00%, 09/30/2014(e)		46,900		57,972
Small Business Administration Participation						Korea Housing Finance Corp
Certificates						4.13%, 12/15/2015(c)		$900		971
4.43%, 05/01/2029(a)		4,904		5,446		Mexican Bonos
				$28,063		6.00%, 06/18/2015(a)	MXN	215		1,680
						6.25%, 06/16/2016(a)		25,300		2,004
Regional Authority - 2.85%						10.00%, 12/05/2024(a)		201,300		21,236
Province of British Columbia						Russian Foreign Bond - Eurobond
3.25%, 12/18/2021	CAD	500		531		3.25%, 04/04/2017(c)		$2,200		2,335
4.30%, 06/18/2042		600		711		Societe Financement de l'Economie
Province of Ontario Canada						Francaise
1.60%, 09/21/2016		$100		103		3.38%, 05/05/2014(c)		9,800		10,219
1.65%, 09/27/2019		500		500		Spain Government Bond
3.00%, 07/16/2018		1,200		1,311		3.30%, 10/31/2014	EUR	100		130
3.15%, 06/02/2022	CAD	26,500		27,446		4.40%, 01/31/2015		2,000		2,660
4.00%, 06/02/2021		13,000		14,437		Spain Letras del Tesoro
4.20%, 03/08/2018		500		557		0.00%, 09/20/2013(e)		42,300		53,357
4.20%, 06/02/2020		4,000		4,506		Vnesheconombank Via VEB Finance PLC
4.30%, 03/08/2017		2,500		2,765		5.45%, 11/22/2017(c)		$900		984
4.40%, 06/02/2019		3,000		3,400						$261,428
4.60%, 06/02/2039		1,500		1,802
5.50%, 06/02/2018		800		944		Student Loan Asset Backed Securities - 0.10%
5.85%, 03/08/2033		3,800		5,164		SLC Student Loan Trust
6.50%, 03/08/2029		4,700		6,630		4.75%, 06/15/2033(a),(c)		1,436		1,376
Province of Quebec Canada						SLM Student Loan Trust
2.75%, 08/25/2021		$2,000		2,090		0.82%, 10/25/2017(a)		66		66
3.50%, 07/29/2020		800		891		2.35%, 04/15/2039(a),(b),(c)		951		958
3.50%, 12/01/2022	CAD	11,900		12,537		2.86%, 12/16/2019(a),(c)		1,000		1,014
4.25%, 12/01/2021		7,300		8,185						$3,414
4.50%, 12/01/2016		100		111
4.50%, 12/01/2017		1,200		1,348		Telecommunications - 0.26%
4.50%, 12/01/2018		1,600		1,812		Vivendi SA
						2.40%, 04/10/2015(b),(c)		8,800		8,909
4.50%, 12/01/2020		1,200		1,370
				$99,151
						Transportation - 0.11%
Savings & Loans - 0.43%						RZD Capital Ltd
Nationwide Building Society
6.25%, 02/25/2020(b),(c)		$12,700		14,857		5.74%, 04/03/2017		2,300		2,553
						Union Pacific Corp
						4.16%, 07/15/2022		1,000		1,138
Sovereign - 7.52%										$3,691
Banco Nacional de Desenvolvimento						TOTAL BONDS				$1,354,416
Economico e Social							Principal
4.13%, 09/15/2017(c)	EUR	800		1,106		MUNICIPAL BONDS - 4.73%	Amount (000's)		Value	(000	's)
Canada Housing Trust No 1
2.65%, 03/15/2022(c)	CAD	600		621		California - 2.48%
3.80%, 06/15/2021(c)		1,700		1,920		Bay Area Toll Authority
Export Credit Bank of Turkey						7.04%, 04/01/2050		$6,000		$8,718
5.88%, 04/24/2019(c)		$1,200		1,313		California Infrastructure & Economic
Italy Buoni Poliennali Del Tesoro						Development Bank
2.10%, 09/15/2021	EUR	1,276		1,497		6.49%, 05/15/2049		1,000		1,236
2.25%, 11/01/2013		48,000		62,514		California State University
2.50%, 03/01/2015		5,100		6,595		6.43%, 11/01/2030		1,500		1,773
3.00%, 04/01/2014		1,400		1,836		City of Los Angeles CA Wastewater System
3.00%, 04/15/2015		500		653		Revenue
3.50%, 06/01/2014		600		792		5.71%, 06/01/2039		1,000		1,192
3.75%, 08/01/2015		900		1,194		Los Angeles County Metropolitan
3.75%, 04/15/2016		2,900		3,841		Transportation Authority
3.75%, 08/01/2016		300		396		5.74%, 06/01/2039		12,000		15,007
4.00%, 02/01/2017		1,600		2,119		Los Angeles Unified School District/CA
4.25%, 07/01/2014		1,600		2,140		6.76%, 07/01/2034		22,000		29,252
4.25%, 08/01/2014		1,300		1,740		State of California
4.50%, 07/15/2015		4,300		5,812		7.60%, 11/01/2040		2,100		2,951
4.75%, 09/15/2016		4,700		6,410		7.63%, 03/01/2040		4,700		6,599
4.75%, 05/01/2017		200		271		7.95%, 03/01/2036		600		719

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	- 0.05%	Amount (000's)	Value	(000	's)
California (continued)				Diversified Financial Services - 0.05%
University of California				Springleaf Financial Funding Co, Term Loan
5.00%, 05/15/2028	$5,500	$6,624		NEW
6.27%, 05/15/2031	5,400	6,281		5.50%, 05/28/2017(a)	$1,900		$1,873
6.55%, 05/15/2048	4,500	5,926
		$86,278		TOTAL SENIOR FLOATING RATE INTERESTS			$1,873
Florida - 0.16%				U.S. GOVERNMENT & GOVERNMENT	Principal
County of Seminole FL Water & Sewer				AGENCY OBLIGATIONS - 62.14%	Amount (000's)	Value	(000	's)
Revenue				Federal Home Loan Mortgage Corporation (FHLMC) -
6.44%, 10/01/2040	5,000	5,673		0.24%
				2.74%, 06/01/2035(a)	$340		$363
				4.50%, 02/01/2040	211		226
Georgia - 0.12%				4.50%, 12/01/2040	284		313
Municipal Electric Authority of Georgia				4.50%, 12/01/2040	540		593
6.66%, 04/01/2057	3,500	4,183		4.50%, 12/01/2040	84		93
				4.50%, 06/01/2041	4,408		4,751
Illinois - 0.72%				4.50%, 07/01/2041	737		795
Chicago Transit Authority				5.50%, 07/01/2038	1,070		1,164
5.25%, 12/01/2036	5,400	6,198					$8,298
6.20%, 12/01/2040	11,000	12,392		Federal National Mortgage Association (FNMA) - 40.05%
City of Chicago IL Waterworks Revenue				2.31%, 08/01/2022	300		308
6.64%, 11/01/2029	5,000	6,369		2.50%, 11/01/2027(f)	16,000		16,745
		$24,959		2.64%, 06/01/2022	2,900		3,043
				2.73%, 08/01/2035(a)	310		333
Louisiana - 0.11%				2.86%, 09/01/2035(a)	345		371
State of Louisiana Gasoline & Fuels Tax				2.87%, 09/01/2027(a)	2,300		2,314
Revenue				3.00%, 11/01/2026	54,000		56,962
3.00%, 05/01/2043	3,900	3,914		3.00%, 11/01/2042 (f)	24,000		25,166
				3.16%, 05/01/2022	9,478		10,280
Nebraska - 0.01%				3.33%, 11/01/2021	197		216
Public Power Generation Agency				3.50%, 07/01/2013	15		15
7.24%, 01/01/2041	200	241		3.50%, 10/01/2020	74		78
				3.50%, 03/01/2025	28		29
Nevada - 0.07%				3.50%, 08/01/2025	192		204
County of Clark NV Airport System				3.50%, 11/01/2025	534		567
Revenue				3.50%, 12/01/2025	201		213
6.82%, 07/01/2045	1,700	2,432		3.50%, 01/01/2026	157		167
				3.50%, 01/01/2026	184		196
				3.50%, 01/01/2026	161		173
New Jersey - 0.07%				3.50%, 06/01/2026	395		419
New Jersey State Turnpike Authority				3.50%, 08/01/2026	824		874
7.10%, 01/01/2041	1,600	2,308		3.50%, 09/01/2026	2,828		3,002
				3.50%, 09/01/2026	180		191
New York - 0.84%				3.50%, 12/01/2026	1,687		1,791
Metropolitan Transportation Authority				3.50%, 02/01/2027	955		1,029
				3.50%, 11/01/2027(f)	27,000		28,650
5.00%, 11/15/2026	5,100	6,212		3.50%, 11/01/2041(f)	138,000		146,992
5.00%, 11/15/2027	1,000	1,164		3.89%, 07/01/2021(a)	2,500		2,840
6.69%, 11/15/2040	10,540	13,864
New York City Municipal Water Finance				4.00%, 04/01/2014	345		364
Authority				4.00%, 06/01/2024	168		180
6.01%, 06/15/2042	1,000	1,387		4.00%, 07/01/2024	88		94
New York State Dormitory Authority				4.00%, 07/01/2024	57		60
5.00%, 12/15/2025	2,000	2,479		4.00%, 10/01/2024	43		45
5.00%, 03/15/2029	3,500	4,201		4.00%, 02/01/2025	105		112
		$29,307		4.00%, 10/01/2025	45		48
				4.00%, 01/01/2026	19		21
Ohio- 0.09%				4.00%, 02/01/2026	86		92
American Municipal Power Inc				4.00%, 02/01/2026	1		1
8.08%, 02/15/2050	2,100	3,051		4.00%, 04/01/2026	321		343
				4.00%, 06/01/2026	436		466
				4.00%, 06/01/2026	23		25
Pennsylvania - 0.03%				4.00%, 12/01/2039	1,694		1,815
University of Pittsburgh/PA GO OF UNIV				4.00%, 08/01/2040	2,457		2,634
5.00%, 09/15/2028	800	958		4.00%, 09/01/2040	29		32
				4.00%, 09/01/2040	413		443
Wisconsin - 0.03%				4.00%, 10/01/2040	27		29
State of Wisconsin AGM				4.00%, 10/01/2040	903		968
5.05%, 05/01/2018	1,000	1,159		4.00%, 10/01/2040	93		99
				4.00%, 11/01/2040	480		533
TOTAL MUNICIPAL BONDS		$164,463		4.00%, 11/01/2040	777		833

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.00%, 11/01/2040	$1,558	$1,670		4.50%, 04/01/2039	$299	$322
4.00%, 12/01/2040	229	246		4.50%, 04/01/2039	196	212
4.00%, 12/01/2040	682	731		4.50%, 05/01/2039	501	548
4.00%, 01/01/2041	893	958		4.50%, 05/01/2039	579	636
4.00%, 03/01/2041	910	976		4.50%, 06/01/2039	1,291	1,393
4.00%, 04/01/2041	666	714		4.50%, 06/01/2039	5,724	6,176
4.00%, 08/01/2041	134	143		4.50%, 06/01/2039	3,060	3,301
4.00%, 08/01/2041	10,258	11,002		4.50%, 06/01/2039	841	908
4.00%, 10/01/2041	641	687		4.50%, 06/01/2039	641	691
4.00%, 10/01/2041	90	97		4.50%, 07/01/2039	277	299
4.00%, 10/01/2041	1,674	1,795		4.50%, 07/01/2039	21	23
4.00%, 10/01/2041	714	765		4.50%, 07/01/2039	3,113	3,359
4.00%, 11/01/2041	636	682		4.50%, 07/01/2039	4,713	5,225
4.00%, 11/01/2041	121	130		4.50%, 08/01/2039	886	956
4.00%, 12/01/2041	56,000	59,920		4.50%, 08/01/2039	342	369
4.00%, 01/01/2042	417	447		4.50%, 08/01/2039	1,466	1,582
4.00%, 06/01/2042	209	226		4.50%, 08/01/2039	1,725	1,861
4.50%, 02/01/2025	293	321		4.50%, 09/01/2039	807	871
4.50%, 04/01/2028	299	325		4.50%, 09/01/2039	1,625	1,754
4.50%, 03/01/2029	95	103		4.50%, 09/01/2039	6,755	7,289
4.50%, 04/01/2029	36	39		4.50%, 09/01/2039	848	914
4.50%, 05/01/2029	284	308		4.50%, 09/01/2039	625	675
4.50%, 05/01/2029	261	282		4.50%, 09/01/2039	692	747
4.50%, 06/01/2029	1,673	1,809		4.50%, 10/01/2039	59	64
4.50%, 08/01/2029	380	420		4.50%, 10/01/2039	355	383
4.50%, 09/01/2029	18	20		4.50%, 10/01/2039	64	69
4.50%, 10/01/2029	362	392		4.50%, 11/01/2039	664	717
4.50%, 02/01/2030	143	155		4.50%, 11/01/2039	8,650	9,333
4.50%, 06/01/2033	328	355		4.50%, 11/01/2039	337	364
4.50%, 07/01/2033	3,062	3,319		4.50%, 11/01/2039	498	538
4.50%, 08/01/2033	1,139	1,235		4.50%, 11/01/2039	1,179	1,272
4.50%, 08/01/2033	9	10		4.50%, 12/01/2039	5,715	6,166
4.50%, 08/01/2033	347	376		4.50%, 01/01/2040	305	329
4.50%, 09/01/2033	732	793		4.50%, 01/01/2040	15	17
4.50%, 09/01/2033	22	24		4.50%, 01/01/2040	616	665
4.50%, 10/01/2033	26	28		4.50%, 02/01/2040	9,377	10,147
4.50%, 01/01/2034	2,590	2,807		4.50%, 02/01/2040	2,982	3,217
4.50%, 03/01/2034	14	15		4.50%, 02/01/2040	31	34
4.50%, 01/01/2035	354	383		4.50%, 02/01/2040	455	492
4.50%, 02/01/2035	605	654		4.50%, 02/01/2040	120	130
4.50%, 04/01/2035	35	38		4.50%, 02/01/2040	207	224
4.50%, 06/01/2035	529	572		4.50%, 03/01/2040	1,779	1,925
4.50%, 09/01/2035	366	395		4.50%, 03/01/2040	242	261
4.50%, 11/01/2035	28,373	30,686		4.50%, 03/01/2040	647	715
4.50%, 12/01/2035	2,962	3,200		4.50%, 03/01/2040	376	406
4.50%, 12/01/2035	297	321		4.50%, 03/01/2040	87	94
4.50%, 03/01/2036	340	367		4.50%, 03/01/2040	18	20
4.50%, 09/01/2036	1,367	1,477		4.50%, 03/01/2040	339	367
4.50%, 04/01/2037	62	67		4.50%, 03/01/2040	68	73
4.50%, 07/01/2037	993	1,071		4.50%, 03/01/2040	495	536
4.50%, 08/01/2037	678	732		4.50%, 04/01/2040	802	868
4.50%, 03/01/2038	18	19		4.50%, 04/01/2040	728	787
4.50%, 03/01/2038	10	11		4.50%, 05/01/2040	552	597
4.50%, 04/01/2038	159	172		4.50%, 05/01/2040	203	220
4.50%, 04/01/2038	577	623		4.50%, 06/01/2040	698	755
4.50%, 04/01/2038	774	835		4.50%, 06/01/2040	478	517
4.50%, 05/01/2038	291	313		4.50%, 07/01/2040	339	367
4.50%, 06/01/2038	476	514		4.50%, 07/01/2040	66	72
4.50%, 06/01/2038	2,911	3,141		4.50%, 07/01/2040	335	363
4.50%, 06/01/2038	202	218		4.50%, 07/01/2040	1,140	1,233
4.50%, 06/01/2038	223	241		4.50%, 07/01/2040	1,112	1,203
4.50%, 08/01/2038	287	310		4.50%, 08/01/2040	1,330	1,439
4.50%, 11/01/2038	311	336		4.50%, 08/01/2040	1,528	1,649
4.50%, 01/01/2039	479	517		4.50%, 08/01/2040	188,701	203,555
4.50%, 02/01/2039	111	120		4.50%, 08/01/2040	24	26
4.50%, 03/01/2039	471	515		4.50%, 08/01/2040	2,042	2,209
4.50%, 03/01/2039	110	119		4.50%, 08/01/2040	80	87
4.50%, 03/01/2039	30	33		4.50%, 08/01/2040	1,327	1,435
4.50%, 04/01/2039	506	546		4.50%, 08/01/2040	254	275

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.50%, 08/01/2040	$113	$122		4.50%, 05/01/2041	$38,078	$41,277
4.50%, 08/01/2040	1,538	1,665		4.50%, 05/01/2041	816	884
4.50%, 09/01/2040	148	160		4.50%, 05/01/2041	687	745
4.50%, 09/01/2040	774	838		4.50%, 05/01/2041	729	790
4.50%, 09/01/2040	3,730	4,036		4.50%, 06/01/2041	398	432
4.50%, 09/01/2040	6,254	6,768		4.50%, 06/01/2041	635	688
4.50%, 09/01/2040	1,568	1,697		4.50%, 06/01/2041	607	658
4.50%, 09/01/2040	309	335		4.50%, 06/01/2041	91	100
4.50%, 09/01/2040	6,054	6,552		4.50%, 06/01/2041	85	92
4.50%, 09/01/2040	146	158		4.50%, 06/01/2041	428	464
4.50%, 10/01/2040	2,691	2,912		4.50%, 06/01/2041	25,249	27,370
4.50%, 10/01/2040	1,883	2,032		4.50%, 06/01/2041	14,351	15,556
4.50%, 10/01/2040	326	352		4.50%, 07/01/2041	703	762
4.50%, 10/01/2040	485	523		4.50%, 07/01/2041	10,348	11,218
4.50%, 10/01/2040	54	58		4.50%, 07/01/2041	734	795
4.50%, 10/01/2040	125	140		4.50%, 07/01/2041	1,626	1,763
4.50%, 10/01/2040	561	607		4.50%, 07/01/2041	890	965
4.50%, 10/01/2040	19	21		4.50%, 07/01/2041	390	423
4.50%, 11/01/2040	2,014	2,179		4.50%, 07/01/2041	555	602
4.50%, 11/01/2040	842	911		4.50%, 07/01/2041	2,316	2,510
4.50%, 12/01/2040	304	329		4.50%, 07/01/2041	778	844
4.50%, 12/01/2040	457	495		4.50%, 07/01/2041	20,613	22,345
4.50%, 01/01/2041	286	309		4.50%, 07/01/2041	190	206
4.50%, 02/01/2041	172	186		4.50%, 07/01/2041	539	584
4.50%, 02/01/2041	162	175		4.50%, 07/01/2041	80	86
4.50%, 02/01/2041	727	786		4.50%, 08/01/2041	96	104
4.50%, 02/01/2041	1,000	1,082		4.50%, 08/01/2041	77	83
4.50%, 02/01/2041	191	207		4.50%, 08/01/2041	1,150	1,247
4.50%, 02/01/2041	697	754		4.50%, 08/01/2041	154	167
4.50%, 02/01/2041	1,400	1,511		4.50%, 08/01/2041	659	714
4.50%, 03/01/2041	705	764		4.50%, 08/01/2041	37	40
4.50%, 03/01/2041	26	28		4.50%, 09/01/2041	121	132
4.50%, 03/01/2041	286	308		4.50%, 09/01/2041	2,811	3,047
4.50%, 03/01/2041	244	264		4.50%, 09/01/2041	2,940	3,187
4.50%, 03/01/2041	588	636		4.50%, 09/01/2041	9,915	10,748
4.50%, 03/01/2041	52	56		4.50%, 10/01/2041	1,237	1,341
4.50%, 03/01/2041	405	439		4.50%, 11/01/2041	1,956	2,120
4.50%, 04/01/2041	699	758		4.50%, 11/01/2041(f)	98,000	105,717
4.50%, 04/01/2041	88	95		4.50%, 12/01/2041	67	72
4.50%, 04/01/2041	69	74		4.50%, 01/01/2042	138	150
4.50%, 04/01/2041	909	984		4.50%, 01/01/2042	96	104
4.50%, 04/01/2041	80	86		5.00%, 10/01/2029	252	275
4.50%, 04/01/2041	169	183		5.00%, 01/01/2030	973	1,063
4.50%, 04/01/2041	347	377		5.00%, 07/01/2030	735	803
4.50%, 04/01/2041	562	609		5.00%, 08/01/2030	397	434
4.50%, 04/01/2041	214	232		5.00%, 07/01/2033	48	53
4.50%, 04/01/2041	346	375		5.00%, 08/01/2033	44	49
4.50%, 04/01/2041	321	348		5.00%, 07/01/2040	56	62
4.50%, 04/01/2041	17	18		5.00%, 11/01/2040(f)	48,000	52,365
4.50%, 04/01/2041	261	283		5.50%, 11/01/2023	209	229
4.50%, 05/01/2041	196	213		5.50%, 02/01/2027	7	8
4.50%, 05/01/2041	2,983	3,234		5.50%, 08/01/2027	72	80
4.50%, 05/01/2041	17	18		5.50%, 09/01/2027	175	192
4.50%, 05/01/2041	253	275		5.50%, 03/01/2028	165	181
4.50%, 05/01/2041	628	681		5.50%, 04/01/2028	6,672	7,325
4.50%, 05/01/2041	27,809	30,145		5.50%, 05/01/2028	49	53
4.50%, 05/01/2041	54	60		5.50%, 06/01/2028	38	41
4.50%, 05/01/2041	313	339		5.50%, 01/01/2030	175	191
4.50%, 05/01/2041	212	229		5.50%, 12/01/2032	50	55
4.50%, 05/01/2041	52	56		5.50%, 04/01/2033	525	583
4.50%, 05/01/2041	3,489	3,783		5.50%, 05/01/2033	237	263
4.50%, 05/01/2041	191	207		5.50%, 06/01/2033	141	157
4.50%, 05/01/2041	68	73		5.50%, 08/01/2033	279	312
4.50%, 05/01/2041	25,398	27,532		5.50%, 09/01/2033	59	66
4.50%, 05/01/2041	5,934	6,432		5.50%, 12/01/2033	24	27
4.50%, 05/01/2041	2,608	2,827		5.50%, 12/01/2033	17	19
4.50%, 05/01/2041	89	96		5.50%, 12/01/2033	296	328
4.50%, 05/01/2041	154	169		5.50%, 01/01/2034	216	243
4.50%, 05/01/2041	50	54		5.50%, 04/01/2034	54	60

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
5.50%, 08/01/2034	$9	$10		5.50%, 11/01/2038	$14,664	$16,081
5.50%, 09/01/2034	21	23		5.50%, 11/01/2038	382	419
5.50%, 01/01/2035	66	72		5.50%, 12/01/2038	576	635
5.50%, 07/01/2035	82	90		5.50%, 01/01/2039	2,204	2,418
5.50%, 08/01/2035	246	272		5.50%, 01/01/2039	337	370
5.50%, 08/01/2035	22	25		5.50%, 03/01/2039	273	299
5.50%, 10/01/2035	273	301		5.50%, 05/01/2039	1,451	1,591
5.50%, 11/01/2035	25	27		5.50%, 06/01/2039	2,891	3,174
5.50%, 12/01/2035	24	27		5.50%, 08/01/2039	11,769	12,907
5.50%, 01/01/2036	183	203		5.50%, 12/01/2039	966	1,061
5.50%, 02/01/2036	816	900		5.50%, 01/01/2040	14,231	15,624
5.50%, 06/01/2036	136	150		5.50%, 05/01/2040	67	74
5.50%, 10/01/2036	298	327		5.50%, 02/01/2041	707	782
5.50%, 12/01/2036	348	382		5.50%, 04/01/2041	173	191
5.50%, 12/01/2036	327	359		5.50%, 11/01/2041(f)	22,000	24,121
5.50%, 12/01/2036	52	57		6.00%, 12/01/2031	16	19
5.50%, 12/01/2036	183	201		6.00%, 04/01/2033	18	21
5.50%, 01/01/2037	184	202		6.00%, 07/01/2033	7	8
5.50%, 01/01/2037	145	159		6.00%, 06/01/2034	14	16
5.50%, 01/01/2037	388	426		6.00%, 07/01/2034	8	9
5.50%, 02/01/2037	100	110		6.00%, 08/01/2034	32	36
5.50%, 02/01/2037	173	190		6.00%, 11/01/2034	32	36
5.50%, 02/01/2037	16	18		6.00%, 04/01/2035	6	7
5.50%, 02/01/2037	147	161		6.00%, 05/01/2035	25	28
5.50%, 02/01/2037	189	207		6.00%, 06/01/2035	535	598
5.50%, 02/01/2037	455	500		6.00%, 06/01/2035	61	68
5.50%, 02/01/2037	57	62		6.00%, 07/01/2035	519	580
5.50%, 03/01/2037	132	145		6.00%, 09/01/2035	89	99
5.50%, 03/01/2037	207	227		6.00%, 09/01/2035	21	24
5.50%, 04/01/2037	310	340		6.00%, 10/01/2035	10	11
5.50%, 04/01/2037	8	9		6.00%, 10/01/2035	584	659
5.50%, 05/01/2037	2,857	3,133		6.00%, 02/01/2036	84	95
5.50%, 05/01/2037	584	641		6.00%, 02/01/2036	244	271
5.50%, 06/01/2037	49	54		6.00%, 04/01/2036	439	488
5.50%, 06/01/2037	304	334		6.00%, 05/01/2036	234	263
5.50%, 06/01/2037	103	113		6.00%, 05/01/2036	117	130
5.50%, 06/01/2037	53	58		6.00%, 06/01/2036	4	4
5.50%, 07/01/2037	17	19		6.00%, 07/01/2036	159	176
5.50%, 07/01/2037	23	25		6.00%, 07/01/2036	23	26
5.50%, 07/01/2037	10	11		6.00%, 08/01/2036	4	5
5.50%, 08/01/2037	125	137		6.00%, 08/01/2036	4	4
5.50%, 08/01/2037	175	194		6.00%, 08/01/2036	36	40
5.50%, 08/01/2037	51	56		6.00%, 08/01/2036	73	81
5.50%, 12/01/2037	7	8		6.00%, 08/01/2036	6	7
5.50%, 12/01/2037	125	137		6.00%, 09/01/2036	269	299
5.50%, 01/01/2038	436	478		6.00%, 09/01/2036	304	338
5.50%, 01/01/2038	85	93		6.00%, 09/01/2036	7	8
5.50%, 02/01/2038	36	39		6.00%, 09/01/2036	335	372
5.50%, 03/01/2038	405	444		6.00%, 09/01/2036	256	284
5.50%, 03/01/2038	1,214	1,331		6.00%, 10/01/2036	89	98
5.50%, 04/01/2038	12	13		6.00%, 10/01/2036	14	16
5.50%, 05/01/2038	289	317		6.00%, 10/01/2036	19	21
5.50%, 05/01/2038	36	40		6.00%, 10/01/2036	95	106
5.50%, 05/01/2038	239	262		6.00%, 10/01/2036	1,557	1,730
5.50%, 05/01/2038	126	138		6.00%, 10/01/2036	4	5
5.50%, 05/01/2038	755	828		6.00%, 10/01/2036	7	8
5.50%, 05/01/2038	1,128	1,238		6.00%, 10/01/2036	5	5
5.50%, 06/01/2038	34	37		6.00%, 10/01/2036	423	470
5.50%, 06/01/2038	35	38		6.00%, 11/01/2036	107	118
5.50%, 06/01/2038	139	152		6.00%, 11/01/2036	55	61
5.50%, 06/01/2038	124	136		6.00%, 11/01/2036	3	3
5.50%, 06/01/2038	510	560		6.00%, 11/01/2036	5	6
5.50%, 06/01/2038	61	67		6.00%, 11/01/2036	5	5
5.50%, 06/01/2038	32	35		6.00%, 11/01/2036	147	163
5.50%, 07/01/2038	523	573		6.00%, 11/01/2036	71	79
5.50%, 07/01/2038	934	1,024		6.00%, 12/01/2036	546	607
5.50%, 08/01/2038	182	200		6.00%, 12/01/2036	386	429
5.50%, 10/01/2038	185	203		6.00%, 12/01/2036	56	62
5.50%, 11/01/2038	24	26		6.00%, 12/01/2036	257	285

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
6.00%, 12/01/2036	$82	$92		6.00%, 09/01/2037	$5		$5
6.00%, 12/01/2036	18	20		6.00%, 09/01/2037	5		5
6.00%, 12/01/2036	14	15		6.00%, 09/01/2037	121		134
6.00%, 12/01/2036	369	409		6.00%, 09/01/2037	13		15
6.00%, 12/01/2036	197	219		6.00%, 09/01/2037	355		394
6.00%, 01/01/2037	440	492		6.00%, 09/01/2037	142		158
6.00%, 01/01/2037	56	62		6.00%, 09/01/2037	73		81
6.00%, 01/01/2037	6	6		6.00%, 09/01/2037	721		801
6.00%, 01/01/2037	368	409		6.00%, 09/01/2037	226		251
6.00%, 01/01/2037	302	336		6.00%, 09/01/2037	172		191
6.00%, 01/01/2037	145	161		6.00%, 09/01/2037	342		380
6.00%, 02/01/2037	131	145		6.00%, 09/01/2037	4		4
6.00%, 04/01/2037	211	235		6.00%, 09/01/2037	23		26
6.00%, 04/01/2037	54	60		6.00%, 09/01/2037	315		349
6.00%, 04/01/2037	242	269		6.00%, 09/01/2037	529		588
6.00%, 04/01/2037	148	164		6.00%, 09/01/2037	2,859		3,177
6.00%, 04/01/2037	360	400		6.00%, 09/01/2037	711		790
6.00%, 04/01/2037	173	193		6.00%, 09/01/2037	308		343
6.00%, 04/01/2037	10	11		6.00%, 10/01/2037	312		346
6.00%, 05/01/2037	121	134		6.00%, 10/01/2037	101		112
6.00%, 05/01/2037	260	289		6.00%, 10/01/2037	66		73
6.00%, 05/01/2037	9	10		6.00%, 10/01/2037	6		7
6.00%, 06/01/2037	236	263		6.00%, 10/01/2037	15,334		17,037
6.00%, 06/01/2037	180	200		6.00%, 10/01/2037	674		749
6.00%, 06/01/2037	6	6		6.00%, 10/01/2037	379		421
6.00%, 06/01/2037	20	22		6.00%, 10/01/2037	1,283		1,426
6.00%, 06/01/2037	142	157		6.00%, 10/01/2037	7		8
6.00%, 06/01/2037	224	248		6.00%, 10/01/2037	183		203
6.00%, 07/01/2037	70	77		6.00%, 10/01/2037	156		173
6.00%, 07/01/2037	721	802		6.00%, 10/01/2037	382		424
6.00%, 07/01/2037	113	126		6.00%, 10/01/2037	114		126
6.00%, 07/01/2037	29	32		6.00%, 10/01/2037	517		575
6.00%, 07/01/2037	106	118		6.00%, 10/01/2037	199		222
6.00%, 07/01/2037	2	3		6.00%, 10/01/2037	3,455		3,838
6.00%, 07/01/2037	3	4		6.00%, 10/01/2037	21		23
6.00%, 07/01/2037	4	4		6.00%, 10/01/2037	67		74
6.00%, 07/01/2037	22	25		6.00%, 10/01/2037	190		212
6.00%, 07/01/2037	28	31		6.00%, 10/01/2037	401		445
6.00%, 07/01/2037	126	140		6.00%, 11/01/2037	66		73
6.00%, 07/01/2037	38	42		6.00%, 11/01/2037	136		152
6.00%, 07/01/2037	176	196		6.00%, 11/01/2037	200		223
6.00%, 07/01/2037	40	45		6.00%, 11/01/2037	155		172
6.00%, 07/01/2037	596	662		6.00%, 11/01/2037	201		224
6.00%, 07/01/2037	5	6		6.00%, 11/01/2037	427		474
6.00%, 07/01/2037	208	232		6.00%, 11/01/2037	6		6
6.00%, 07/01/2037	262	291		6.00%, 11/01/2037	431		478
6.00%, 07/01/2037	99	110		6.00%, 11/01/2037	238		264
6.00%, 08/01/2037	4	4		6.00%, 11/01/2037	2,409		2,677
6.00%, 08/01/2037	89	98		6.00%, 11/01/2037	32		36
6.00%, 08/01/2037	56	62		6.00%, 11/01/2037	955		1,061
6.00%, 08/01/2037	103	115		6.00%, 11/01/2037	131		145
6.00%, 08/01/2037	229	255		6.00%, 11/01/2037	143		159
6.00%, 08/01/2037	225	249		6.00%, 11/01/2037	267		297
6.00%, 08/01/2037	5,665	6,295		6.00%, 11/01/2037	40		44
6.00%, 08/01/2037	6	7		6.00%, 11/01/2037	91		102
6.00%, 08/01/2037	114	127		6.00%, 11/01/2037	809		899
6.00%, 08/01/2037	161	179		6.00%, 11/01/2037	8		9
6.00%, 08/01/2037	76	84		6.00%, 12/01/2037	108		120
6.00%, 08/01/2037	107	119		6.00%, 12/01/2037	235		262
6.00%, 08/01/2037	97	108		6.00%, 12/01/2037	66		73
6.00%, 08/01/2037	689	766		6.00%, 12/01/2037	24		27
6.00%, 08/01/2037	159	176		6.00%, 12/01/2037	497		552
6.00%, 09/01/2037	5,780	6,422		6.00%, 12/01/2037	212		236
6.00%, 09/01/2037	272	303		6.00%, 12/01/2037	127		141
6.00%, 09/01/2037	134	148		6.00%, 12/01/2037	178		198
6.00%, 09/01/2037	2,417	2,686		6.00%, 12/01/2037	277		308
6.00%, 09/01/2037	9	10		6.00%, 12/01/2037	64		71
6.00%, 09/01/2037	964	1,071		6.00%, 12/01/2037	410		456
6.00%, 09/01/2037	5	5		6.00%, 12/01/2037	1,054		1,171

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal				Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	REPURCHASE AGREEMENTS - 8.71%	Amount (000's)		Value(000	's)

Federal National Mortgage Association (FNMA) (continued)				Banks - 8.71%
6.00%, 01/01/2038	$378	$420		Barclays Capital Repurchase Agreement;	$144,302		$144,300
6.00%, 01/01/2038	89	99		0.30% dated 10/29/2012 maturing
6.00%, 01/01/2038	317	352		11/01/2012 (collateralized by US
6.00%, 01/01/2038	298	331		Government Security; $146,862,080;
6.00%, 01/01/2038	62	69		1.75%; dated 05/15/22)
6.00%, 01/01/2038	458	508		JP Morgan Repurchase Agreement; 0.28%	56,301		56,300
6.00%, 01/01/2038	268	298		dated 10/29/2012 maturing 11/01/2012
6.00%, 01/01/2038	762	846		(collateralized by US Government
6.00%, 01/01/2038	5	6		Security; $57,190,494; 1.38%; dated
6.00%, 02/01/2038	13	15		11/15/12)
6.00%, 02/01/2038	420	470		JP Morgan Repurchase Agreement; 0.31%	52,100		52,100
6.00%, 02/01/2038	220	244		dated 10/30/2012 maturing 11/01/2012
6.00%, 02/01/2038	1,154	1,283		(collateralized by US Government
6.00%, 02/01/2038	293	326		Security; $53,216,892; 0.18% - 4.50%;
6.00%, 03/01/2038	53	59		dated 04/12/13 - 07/15/13)
6.00%, 03/01/2038	189	210		RBS Securities Repurchase Agreement;	50,001		50,000
6.00%, 09/01/2038	723	802		0.25% dated 10/29/2012 maturing
6.00%, 09/01/2038	102	113		11/01/2012 (collateralized by US
6.00%, 09/01/2038	2,630	2,922		Government Security; $50,524,485;
6.00%, 09/01/2038	239	265		3.38%; dated 11/15/19)
6.00%, 10/01/2038	285	317					$302,700
6.00%, 10/01/2038	425	471		TOTAL REPURCHASE AGREEMENTS			$302,700
6.00%, 11/01/2038	45	50			Principal
6.00%, 12/01/2038	415	460		COMMERCIAL PAPER - 0.82%	Amount (000's)	Value	(000	's)
6.00%, 12/01/2038	558	618
6.00%, 12/01/2038	18	20		Sovereign - 0.82%
		$1,392,131		Japan Treasury Discount Bill
				0.10%, 11/05/2012(j)	JPY 190,000		2,380
U.S. Treasury - 14.97%				Mexico Cetes
0.25%, 09/15/2015(g)	42,900	42,749		3.36%, 11/15/2012(j)	MXN 1,779,770		13,445
0.25%, 10/15/2015	19,300	19,226		5.83%, 12/13/2012(j)	1,677,700		12,626
0.88%, 07/31/2019	74,400	73,377					$28,451
1.00%, 06/30/2019	31,900	31,760		TOTAL COMMERCIAL PAPER			$28,451
1.00%, 08/31/2019(g)	75,300	74,800
					Principal
1.00%, 09/30/2019	89,500	88,808		CERTIFICATE OF DEPOSIT - 0.42%	Amount (000's)		Value(000	's)
1.13%, 05/31/2019	14,100	14,169
1.25%, 10/31/2015(g)	3,400	3,487		Banks - 0.42%
1.50%, 08/31/2018(g),(h)	65,000	67,229		Intesa Sanpaolo SpA/New York NY
1.63%, 08/15/2022	57,700	57,385		2.38%, 12/21/2012	14,500		14,500
2.63%, 04/30/2018	6,600	7,239
2.88%, 03/31/2018	8,400	9,323		TOTAL CERTIFICATE OF DEPOSIT			$14,500
3.13%, 11/15/2041(g),(h),(i)	5,300	5,625		Total Investments			$4,033,689
3.38%, 11/15/2019	2,900	3,342		Liabilities in Excess of Other Assets, Net - (16.04)%				$(557,700)
3.50%, 02/15/2018	1,100	1,255		TOTAL NET ASSETS - 100.00%			$3,475,989
3.63%, 02/15/2020	17,500	20,493
		$520,267
				(a)	Variable Rate. Rate shown is in effect at October 31, 2012.
U.S. Treasury Inflation-Indexed Obligations - 6.88%				(b) Security is Illiquid
0.13%, 01/15/2022	17,609	19,260		(c)			Security exempt from registration under Rule 144A of the Securities Act of
0.13%, 07/15/2022	4,809	5,263		1933. These securities may be resold in transactions exempt from
0.63%, 07/15/2021	9,302	10,643		registration, normally to qualified institutional buyers. Unless otherwise
0.75%, 02/15/2042	14,783	16,462		indicated, these securities are not considered illiquid. At the end of the
1.13%, 01/15/2021	5,687	6,725		period, the value of these securities totaled $304,803 or 8.77% of net
1.25%, 07/15/2020	6,655	7,937		assets.
1.38%, 01/15/2020	11,186	13,344		(d)			Market value is determined in accordance with procedures established in
1.75%, 01/15/2028	10,007	13,116		good faith by the Board of Directors. At the end of the period, the value of
2.13%, 02/15/2040	6,502	9,672		these securities totaled $15,918 or 0.46% of net assets.
2.38%, 01/15/2027(g)	63,745	88,915		(e) Non-Income Producing Security
2.50%, 01/15/2029(h)	30,152	43,572		(f)			Security was purchased in a "to-be-announced" ("TBA") transaction. See
3.63%, 04/15/2028	855	1,372		Notes to Financial Statements for additional information.
3.88%, 04/15/2029	1,822	3,059		(g)			Security or a portion of the security was pledged to cover margin
		$239,340		requirements for swap and/or swaption contracts. At the end of the period,
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY				the value of these securities totaled $22,128 or 0.64% of net assets.
OBLIGATIONS		$2,160,036		(h)			Security or a portion of the security was pledged to cover margin
				requirements for futures contracts. At the end of the period, the value of
				these securities totaled $4,379 or 0.13% of net assets.
				(i)			Security or portion of the security was pledged as collateral for
				repurchase agreements. At the end of the period, the value of these
				securities totaled $332 or 0.01% of net assets.
				(j)	Rate shown is the discount rate of the original purchase.

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Portfolio Summary (unaudited)
Sector				Percent
Mortgage Securities				44 .89%
Government				37 .46%
Financial				23 .62%
Revenue Bonds				3 .53%
Energy				1 .36%
Asset Backed Securities				1 .27%
General Obligation Unltd				1 .14%
Consumer, Non-cyclical				1 .01%
Utilities				0 .57%
Basic Materials				0 .46%
Industrial				0 .35%
Communications				0 .26%
Insured				0 .06%
Diversified				0 .04%
Consumer, Cyclical				0 .02%
Investments Sold Short				(0 .45)%
Liabilities in Excess of Other Assets, Net				(15 .59)%
TOTAL NET ASSETS				100.00%

Credit Default Swaps

Sell Protection
			Implied Credit Spread as of October 31, 2012 (c)	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (a)		Market Value (b)	Upfront Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)

Counterparty (Issuer)		Reference Entity
Bank of America NA		Berkshire Hathaway	0.84%	1.00%	03/20/2015		$2,200	$11	$(19	) $	30
		Finance Corp; 4.63%;
		10/15/2013
Bank of America NA		Credit Agricole	3.05%	1.00%	06/20/2016	EUR	2,500	(241)	(196)		(45)
		(London); 0.50%;
		03/13/2016
Bank of America NA		France (Govt of) OAT	0.25%	0.25%	03/20/2016		$1,400	(2)	(37)		35
	BD;	4.25%; 04/25/2019
Bank of America NA		General Electric Capital	0.87%	1.00%	12/20/2015		2,100	7	(26)		33
	Corp;	5.63%; 09/15/2017
Bank of America NA		General Electric Capital	0.87%	1.00%	12/20/2015		2,000	7	(24)		31
	Corp;	5.63%; 09/15/2017
Bank of America NA		Japanese Government	0.48%	1.00%	03/20/2016		300	7	4		3
	Bond	(20Y); 2.00%;
		03/21/2022
Bank of America NA		Japanese Government	0.64%	1.00%	03/20/2017		16,100	265	(99)		364
	Bond	(20Y); 2.00%;
		03/21/2022
Bank of America NA		Japanese Government	0.64%	1.00%	03/20/2017		4,600	75	(31)		106
	Bond	(20Y); 2.00%;
		03/21/2022
Bank of America NA		Japanese Government	0.48%	1.00%	03/20/2016		200	5	3		2
	Bond	(20Y); 2.00%;
		03/21/2022
Bank of America NA		MetLife Inc; 5.00%;	1.39%	1.00%	12/20/2015		3,900	(47)	(132)		85
		06/15/2015
Bank of America NA		MetLife Inc; 5.00%;	1.30%	1.00%	09/20/2015		9,500	(84)	(352)		268
		06/15/2015
Bank of America NA		Republic of Indonesia	1.77%	1.00%	06/20/2021		7,100	(440)	(404)		(36)
		144A Note; 7.25%;
		04/20/2015
Bank of America NA		Republic of Korea	0.64%	1.00%	09/20/2017		1,400	24	(10)		34
		Global Bond; 4.88%;
		09/22/2014
Bank of America NA		UK GILT; 4.25%;	0.13%	1.00%	06/20/2016		3,200	102	46		56
		06/07/2032
Bank of America NA		United Mexican States;	0.58%	1.00%	09/20/2015		300	4	(2)		6
		7.50%; 04/08/2033
Bank of America NA		United Mexican States;	1.29%	1.00%	06/20/2021		10,500	(277)	(261)		(16)
		7.50%; 04/08/2033
Bank of America NA		United Mexican States;	1.27%	1.00%	03/20/2021		200	(5)	(7)		2
		7.50%; 04/08/2033

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Credit Default Swaps (continued)

Sell Protection (continued)
			Implied Credit Spread as of October 31, 2012 (c)		(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (a)		Market Value (b)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Counterparty (Issuer)		Reference Entity
Barclays Bank PLC		Berkshire Hathaway		1.18%	1.00%	06/20/2017		$500	$(4	) $	(12	) $	8
		Finance Corp; 2.45%;
		12/15/2015
Barclays Bank PLC		France (Govt of) OAT		0.25%	0.25%	03/20/2016		1,000	(1)		(24)		23
	BD;	4.25%; 04/25/2019
Barclays Bank PLC		France (Govt of) OAT		0.38%	0.25%	09/20/2016		400	(3)		(19)		16
	BD;	4.25%; 04/25/2019
Barclays Bank PLC		Republic of Brazil		0.69%	1.00%	12/20/2015		11,600	101		(41)		142
		Global Bond; 12.25%;
		03/06/2030
Barclays Bank PLC		Republic of Brazil		0.62%	1.00%	06/20/2015		500	4		(4)		8
		Global Bond; 12.25%;
		03/06/2030
Barclays Bank PLC		Republic of Indonesia		0.76%	1.00%	06/20/2016		1,500	9		(17)		26
		144A Note; 7.25%;
		04/20/2015
Barclays Bank PLC		Republic of Indonesia		1.77%	1.00%	06/20/2021		4,400	(272)		(239)		(33)
		144A Note; 7.25%;
		04/20/2015
Barclays Bank PLC		Republic of Indonesia		0.76%	1.00%	06/20/2016		1,500	9		(17)		26
		144A Note; 7.25%;
		04/20/2015
Barclays Bank PLC		United Mexican States;		0.50%	1.00%	03/20/2015		1,500	17		(16)		33
		7.50%; 04/08/2033
BNP Paribas		General Electric Capital		0.41%	1.00%	03/20/2014		1,100	8		(23)		31
	Corp;	5.63%; 09/15/2017
BNP Paribas		U S Treasury Note;		0.25%	0.25%	03/20/2016	EUR	6,200	22		(60)		82
		4.88%; 08/15/2016
Citibank NA		Berkshire Hathaway		1.00%	1.00%	03/20/2016		$300	1		(2)		3
		Finance Corp; 4.63%;
		10/15/2013
Citibank NA		Republic of Brazil		0.66%	1.00%	09/20/2015		1,000	9		(9)		18
		Global Bond; 12.25%;
		03/06/2030
Citibank NA		Republic of Brazil		0.62%	1.00%	06/20/2015		1,000	9		(15)		24
		Global Bond; 12.25%;
		03/06/2030
Citibank NA		Republic of Brazil		0.00%	1.00%	06/20/2016		5,400	34		(13)		47
		Global Bond; 12.25%;
		03/06/2030
Citibank NA		Republic of Brazil		1.38%	1.00%	03/20/2021		9,900	(333)		(367)		34
		Global Bond; 12.25%;
		03/06/2030
Citibank NA		Republic of Indonesia		1.77%	1.00%	06/20/2021		14,200	(879)		(780)		(99)
		144A Note; 7.25%;
		04/20/2015
Citibank NA		Republic of Korea		0.64%	1.00%	09/20/2017		4,800	83		(36)		119
		Global Bond; 4.88%;
		09/22/2014
Citibank NA		Russian Federation		1.07%	1.00%	03/20/2016		11,200	(40)		(185)		145
	Bond;	7.50	%;
		03/31/2030
Citibank NA		UK GILT; 4.25%;		0.13%	1.00%	06/20/2016		5,100	162		29		133
		06/07/2032
Citibank NA		United Mexican States;		0.58%	1.00%	09/20/2015		700	8		(6)		14
		7.50%; 04/08/2033
Citibank NA		United Mexican States;		0.72%	1.00%	06/20/2016		2,900	30		(4)		34
		7.50%; 04/08/2033
Citibank NA		United Mexican States;		0.50%	1.00%	03/20/2015		1,500	18		(16)		34
		7.50%; 04/08/2033
Deutsche Bank AG		France (Govt of) OAT		0.25%	0.25%	03/20/2016		500	(1)		(13)		12
	BD;	4.25%; 04/25/2019
Deutsche Bank AG		General Electric Capital		0.28%	4.30%	12/20/2013		300	14		—		14
	Corp;	5.63%; 09/15/2017
Deutsche Bank AG		General Electric Capital		0.28%	4.23%	12/20/2013		800	36		—		36
	Corp;	5.63%; 09/15/2017

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Credit Default Swaps (continued)

Sell Protection (continued)
			Implied Credit Spread as of October 31, 2012 (c)	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (a)	Market Value (b)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Counterparty (Issuer)		Reference Entity
Deutsche Bank AG		General Electric Capital	0.28%	4.75%	12/20/2013	$100	$5 $	— $	5
	Corp;	5.63%; 09/15/2017
Deutsche Bank AG		General Electric Capital	0.28%	4.90%	12/20/2013	300	16	—	16
	Corp;	5.63%; 09/15/2017
Deutsche Bank AG		Japanese Government	0.34%	1.00%	03/20/2015	1,000	16	5	11
	Bond	(20Y); 2.00%;
		03/21/2022
Deutsche Bank AG		Metlife Inc; 5.00%;	1.87%	1.00%	03/20/2018	4,600	(205)	(200)	(5)
		06/15/2015
Deutsche Bank AG		Petrobas International;	0.64%	1.00%	09/20/2013	7,100	22	(9)	31
		8.38%; 12/10/2018
Deutsche Bank AG		Republic of Brazil	0.80%	1.00%	06/20/2016	3,300	21	(8)	29
		Global Bond; 12.25%;
		03/06/2030
Deutsche Bank AG		Republic of Brazil	0.62%	1.00%	06/20/2015	600	5	(3)	8
		Global Bond; 12.25%;
		03/06/2030
Deutsche Bank AG		Republic of Indonesia;	0.54%	1.00%	09/20/2015	500	5	(7)	12
		6.75%; 03/10/2014
Deutsche Bank AG		Republic of Korea	0.37%	1.00%	06/20/2016	1,000	21	—	21
		Global Bond; 4.88%;
		09/22/2014
Deutsche Bank AG		Republic of Korea	0.37%	1.00%	06/20/2016	600	12	—	12
		Global Bond; 4.88%;
		09/22/2014
Deutsche Bank AG		United Mexican States;	0.67%	1.00%	03/20/2016	5,900	65	(29)	94
		7.50%; 04/08/2033
Deutsche Bank AG		United Mexican States;	0.50%	1.00%	03/20/2015	800	9	(9)	18
		7.50%; 04/08/2033
Goldman Sachs & Co		Berkshire Hathaway	0.84%	1.00%	03/20/2015	1,100	5	(9)	14
		Finance Corp; 4.63%;
		10/15/2013
Goldman Sachs & Co		France (Govt of) OAT	0.25%	0.25%	03/20/2016	21,400	(29)	(1,000)	971
	BD;	4.25%; 04/25/2019
Goldman Sachs & Co		France (Govt of) OAT	0.32%	0.25%	06/20/2016	7,500	(28)	(138)	110
	BD;	4.25%; 04/25/2019
Goldman Sachs & Co		Japanese Government	0.52%	1.00%	06/20/2016	3,300	62	24	38
	Bond	(20Y); 2.00%;
		03/21/2022
Goldman Sachs & Co		Republic of Brazil	0.62%	1.00%	06/20/2015	500	5	(3)	8
		Global Bond; 12.25%;
		03/06/2030
Goldman Sachs & Co		UK GILT; 4.25%;	0.08%	1.00%	12/20/2015	2,100	61	29	32
		06/07/2032
Goldman Sachs & Co		UK GILT; 4.25%;	0.06%	1.00%	06/20/2015	12,300	306	57	249
		06/07/2032
Goldman Sachs & Co		UK GILT; 4.25%;	0.08%	1.00%	12/20/2015	1,000	29	14	15
		06/07/2032
Goldman Sachs & Co		United Mexican States;	0.67%	1.00%	03/20/2016	1,900	21	(44)	65
		5.95%; 03/19/2019
HSBC Securities Inc		France (Govt of) OAT	0.62%	0.25%	09/20/2017	1,500	(29)	(95)	66
	BD;	4.25%; 04/25/2019
HSBC Securities Inc		France (Govt of) OAT	0.38%	0.25%	09/20/2016	500	(3)	(23)	20
	BD;	4.25%; 04/25/2019
HSBC Securities Inc		France (Govt of) OAT	0.38%	0.25%	09/20/2016	400	(3)	(12)	9
	BD;	4.25%; 04/25/2019
HSBC Securities Inc		Republic of Brazil	0.66%	1.00%	09/20/2015	1,500	13	(9)	22
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		Republic of Brazil	0.75%	1.00%	03/20/2016	38,100	286	(466)	752
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		Republic of Brazil	0.69%	1.00%	12/20/2015	5,200	45	(104)	149
		Global Bond; 12.25%;
		03/06/2030

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Credit Default Swaps (continued)

Sell Protection (continued)
			Implied Credit Spread as of October 31, 2012 (c)		(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (a)		Market Value (b)		Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Counterparty (Issuer)		Reference Entity
HSBC Securities Inc		Republic of Brazil		0.62%	1.00%	06/20/2015		$24,500	$226		$(366)	$592
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		Republic of Brazil		0.62%	1.00%	06/20/2015		2,100	20		(11)	31
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		Republic of Brazil		0.62%	1.00%	06/20/2015		4,400	40		(25)	65
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		Republic of Brazil		0.80%	1.00%	06/20/2016		6,000	38		(157)	195
		Global Bond; 12.25%;
		03/06/2030
HSBC Securities Inc		United Mexican States;		1.27%	1.00%	03/20/2021		7,500	(185)		(289)	104
		7.50%; 04/08/2033
JP Morgan Chase		General Electric Capital		0.41%	1.00%	03/20/2014		3,400	26		(56)	82
	Corp;	5.63%; 09/15/2017
JP Morgan Chase		Republic of Brazil		0.84%	1.00%	09/20/2016		1,200	6		(6)	12
		Global Bond; 12.25%;
		03/06/2030
JP Morgan Chase		United Mexican States;		0.96%	1.00%	09/20/2017		9,600	19		(125)	144
		5.95%; 03/19/2019
Morgan Stanley & Co		Australia Government		0.46%	1.00%	09/20/2017		600	15		7	8
	Bond;	6.50	%;
		05/15/2013
Morgan Stanley & Co		France (Govt of) OAT		0.25%	0.25%	03/20/2016		500	—		(11)	11
	BD;	4.25%; 04/25/2019
Morgan Stanley & Co		Republic of Brazil		0.62%	1.00%	06/20/2015		600	5		(3)	8
		Global Bond; 12.25%;
		03/06/2030
Morgan Stanley & Co		Republic of Indonesia		1.77%	1.00%	06/20/2021		7,700	(476)		(1,066)	590
		144A Note; 7.25%;
		04/20/2015
Morgan Stanley & Co		Republic of Indonesia		0.55%	1.00%	12/20/2015		1,100	12		(48)	60
		144A Note; 7.25%;
		04/20/2015
Morgan Stanley & Co		Republic of Korea		0.64%	1.00%	09/20/2017		1,300	23		(8)	31
		Global Bond; 4.88%;
		09/22/2014
Royal Bank of Scotland PLC		France (Govt of) OAT		0.25%	0.25%	03/20/2016		500	(1)		(11)	10
	BD;	4.25%; 04/25/2019
Royal Bank of Scotland PLC		France (Govt of) OAT		0.18%	0.25%	12/20/2015		700	1		(8)	9
	BD;	4.25%; 04/25/2019
Royal Bank of Scotland PLC		United Mexican States;		0.58%	1.00%	09/20/2015		2,100	24		(14)	38
		7.50%; 04/08/2033
UBS Securities		Berkshire Hathaway		0.84%	1.00%	03/20/2015		1,100	6		(9)	15
		Finance Corp; 4.63%;
		10/15/2013
UBS Securities		France (Govt of) OAT		0.25%	0.25%	03/20/2016		1,800	(2)		(47)	45
	BD;	4.25%; 04/25/2019
UBS Securities		Republic of Brazil		0.66%	1.00%	09/20/2015		500	4		(3)	7
		Global Bond; 12.25%;
		03/06/2030
UBS Securities		U S Treasury Note;		0.23%	0.25%	09/20/2015	EUR	10,100	43		(82)	125
		4.88%; 08/15/2016
Total									$(971	) $	(7,813)	$6,842

All dollar amounts are shown in thousands (000's)

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Credit Default Swaps (continued)

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Exchange Cleared Credit Default Swaps

Buy Protection
		(Pay)/
		Receive	Expiration	Notional	Market	Unrealized Appreciation/
	Reference Entity	Fixed Rate	Date	Amount	Value		(Depreciation)
	CDX.BP.HY.17.5Y	(5.00)%	12/20/2016	$12,864	$(191)		$(825)
	CDX.BP.HY.18.5Y	(5.00)%	06/20/2017	10,395	(18)		(582)
	CDX.BP.IG.18.5Y	(1.00)%	06/20/2017	40,200	(197)		(9)
	CDX.BP.IG.19.5Y	(1.00)%	12/20/2017	28,500	(9)		33
Total					$(415)		$(1,383)

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase							Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept	In Exchange For	Value		Appreciation/(Depreciation)
Brazilian Real	Barclays Bank PLC	12/04/2012	13,089,170	$6,400		$6,418	$18
Brazilian Real	Barclays Bank PLC	02/04/2013	615,990	300		299	(1)
Brazilian Real	HSBC Securities Inc	02/04/2013	33,374,270	16,173		16,231	58
Brazilian Real	Morgan Stanley & Co	02/04/2013	1,231,980	600		599	(1)
Brazilian Real	UBS AG	12/04/2012	17,201,700	8,400		8,434	34
Brazilian Real	UBS AG	02/04/2013	1,233,320	600		600	—
British Pound	UBS AG	11/02/2012	661,000	1,073		1,067	(6)
Canadian Dollar	Barclays Bank PLC	12/20/2012	202,000	207		202	(5)
Canadian Dollar	Citigroup Inc	12/20/2012	549,000	561		549	(12)
Euro	Barclays Bank PLC	12/17/2012	517,000	671		670	(1)
Euro	Royal Bank of Scotland PLC	12/17/2012	2,701,000	3,503		3,502	(1)
Mexican Peso	Barclays Bank PLC	12/03/2012	482,228	37		37	—
Mexican Peso	Citigroup Inc	12/03/2012	1,775,089	130		135	5
Mexican Peso	Deutsche Bank AG	12/03/2012	433,692,651	33,478		33,023	(455)
Mexican Peso	Goldman Sachs & Co	12/03/2012	94,231,500	7,100		7,175	75
Mexican Peso	HSBC Securities Inc	12/03/2012	32,404,313	2,501		2,467	(34)
Mexican Peso	HSBC Securities Inc	04/03/2013	23,899,254	1,812		1,797	(15)
Mexican Peso	JP Morgan Securities	12/03/2012	11,768,963	869		896	27
Mexican Peso	Morgan Stanley & Co	12/03/2012	19,723,821	1,522		1,502	(20)
Mexican Peso	Morgan Stanley & Co	04/03/2013	20,826,797	1,593		1,566	(27)
Mexican Peso	UBS AG	12/03/2012	22,734,413	1,756		1,731	(25)
Mexican Peso	UBS AG	04/03/2013	13,181,625	1,013		991	(22)
Total							$(408)

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver	In Exchange For	Value		Appreciation/(Depreciation)
Brazilian Real	HSBC Securities Inc	12/04/2012	30,290,870	$14,790		$14,852	$(62)
British Pound	Goldman Sachs & Co	12/04/2012	17,610,000	28,247		28,411	(164)
British Pound	HSBC Securities Inc	11/02/2012	18,271,000	29,581		29,485	96
Canadian Dollar	Citigroup Inc	12/20/2012	11,942,000	12,330		11,948	382
Canadian Dollar	Deutsche Bank AG	12/20/2012	46,685,000	47,806		46,708	1,098
Canadian Dollar	HSBC Securities Inc	12/20/2012	39,905,000	40,967		39,924	1,043
Euro	Bank of America NA	12/16/2013	48,000,000	60,586		62,316	(1,730)
Euro	Barclays Bank PLC	12/17/2012	10,342,000	13,484		13,409	75
Euro	BNP Paribas	04/01/2014	400,000	505		519	(14)
Euro	BNP Paribas	06/02/2014	600,000	759		779	(20)
Euro	BNP Paribas	07/01/2014	400,000	506		519	(13)
Euro	BNP Paribas	08/01/2014	400,000	506		519	(13)
Euro	Citigroup Inc	12/17/2012	9,652,000	12,366		12,515	(149)
Euro	Citigroup Inc	04/01/2014	1,000,000	1,267		1,298	(31)
Euro	HSBC Securities Inc	12/17/2012	11,320,000	14,280		14,677	(397)
Euro	JP Morgan Securities	12/17/2012	3,659,000	4,742		4,744	(2)
Euro	RBC Dominion Securities	12/17/2012	1,443,000	1,872		1,871	1

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2012

Foreign Currency Contracts (continued)

Foreign Currency Sale										Net Unrealized
Contracts	Counterparty			Delivery Date		Contracts to Deliver	In Exchange For		Value	Appreciation/(Depreciation)
Euro	UBS AG			12/17/2012		19,305,000		$24,696	$25,031	$(335)
Euro	UBS AG			01/31/2013		1,800,000		2,210	2,335	(125)
Euro	UBS AG			02/28/2013		5,500,000		6,924	7,136	(212)
Euro	UBS AG			09/04/2013		2,100,000		2,651	2,726	(75)
Euro	UBS AG			09/20/2013		40,421,581		53,093	52,477	616
Euro	Westpac Banking Corp			12/17/2012		44,495,000		57,280	57,691	(411)
Japanese Yen	Barclays Bank PLC			12/10/2012		1,124,034,000		14,343	14,089	254
Japanese Yen	JP Morgan Securities			11/05/2012		190,000,000		2,416	2,380	36
Mexican Peso	Deutsche Bank AG			04/03/2013		416,880,541		31,786	31,347	439
Mexican Peso	HSBC Securities Inc			12/03/2012		34,721,254		2,635	2,644	(9)
Mexican Peso	JP Morgan Securities			12/03/2012		538,183,770		39,933	40,979	(1,046)
Mexican Peso	Morgan Stanley & Co			12/03/2012		15,630,929		1,214	1,190	24
Mexican Peso	UBS AG			12/03/2012		28,277,025		2,136	2,153	(17)
Total										$(761)

All dollar amounts are shown in thousands (000's)

Futures Contracts

										Unrealized
Type			Long/Short Contracts			Notional Value		Market Value		Appreciation/(Depreciation)
90 day Eurodollar; December 2015			Long		417	$103,265	$		103,249	$(16)
90 day Eurodollar; June 2015			Long	1,854		459,530			460,093	563
90 day Eurodollar; June 2016			Long		23	5,684			5,680	(4)
90 day Eurodollar; March 2015			Long		670	165,802			166,403	601
90 day Eurodollar; March 2016			Long		188	46,508			46,490	(18)
90 day Eurodollar; September 2015			Long		83	20,465			20,577	112
90 day Eurodollar; September 2016			Long		15	3,702			3,699	(3)
Euribor; December 2014			Long		48	15,450			15,460	10
Euribor; March 2015			Long		1	322			322	—
Euro Bund 10 Year Bund; December 2012			Short		51	9,307			9,366	(59)
US 10 Year Note; December 2012			Long	2,110		280,320			280,696	376
Total										$1,562

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

		(Pay)/ Receive Floating Rate
Counterparty			Fixed Rate		Notional Amount			Upfront Premiums		Unrealized
(Issuer)	Floating Rate Index			Expiration Date			Market Value	Paid/(Received)		Appreciation/(Depreciation)
Bank of America	MXN TIIE Banxico	Pay	5.50%	09/02/2022	MXN	7,500	$(21)		$(11)	$(10)
NA
Barclays Bank PLC MXN TIIE Banxico		Pay	5.60%	09/06/2016		196,300	156		64	92
Barclays Bank PLC MXN TIIE Banxico		Pay	5.00%	09/13/2017		1,700	(2)		(1)	(1)
Barclays Bank PLC MXN TIIE Banxico		Pay	5.50%	09/13/2017		68,400	19		(11)	30
Goldman Sachs &	Federal Fund	Pay	1.00%	10/15/2017		$81,400	(75)		(41)	(34)
Co	Effective Rate
HSBC Securities Inc MXN TIIE Banxico		Pay	5.60%	09/06/2016	MXN	66,000	53		13	40
HSBC Securities Inc MXN TIIE Banxico		Pay	5.50%	09/02/2022		11,400	(32)		(22)	(10)
HSBC Securities Inc MXN TIIE Banxico		Pay	5.50%	09/13/2017		87,600	25		(16)	41
HSBC Securities Inc MXN TIIE Banxico		Pay	5.00%	09/13/2017		5,100	(7)		(3)	(4)
Morgan Stanley &	Federal Fund	Pay	1.00%	10/15/2017		$59,200	(54)		(102)	48
Co	Effective Rate
Morgan Stanley &	MXN TIIE Banxico	Pay	5.60%	09/06/2016	MXN	24,800	20		8	12
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	5.50%	09/13/2017		31,000	9		(7)	16
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	5.50%	09/02/2022		45,200	(125)		(89)	(36)
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	6.35%	06/02/2021		9,300	26		2	24
Co
Total							$(8)		$(216)	$208

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Core Plus Bond Fund I October 31, 2012

Exchange Cleared Interest Rate Swaps

		(Pay)/ Receive Floating Rate
			Fixed		Notional
	Floating Rate Index		Rate	Expiration Date	Amount		Market Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Pay	0.85%	10/15/2017	$13,600		$(28)	$			(1)
	3 Month LIBOR	Pay	2.50%	12/19/2042	53,600		1,336				496
	3 Month LIBOR	Pay	2.75%	06/20/2042	94,800		(3,246)				(5,357)
	3 Month LIBOR	Pay	1.50%	03/18/2016	61,500		429				431
Total							$(1,509)	$			(4,431)

All dollar amounts are shown in thousands (000's)

Interest Rate Swaptions

			Pay/
			Receive					Upfront
Written Swaptions		Floating Rate Index	Floating	Exercise	Expiration	Notional		Premiums	Market		Unrealized
Outstanding	Counterparty (Issuer)		Rate	Rate	Date		Amount	Paid/(Received)	Value		Appreciation/(Depreciation)
Call - 10 Year	Royal Bank of Scotland	3 Month	Receive	1.50%	05/30/2013		$9,500	$(72)	$(69	) $	3
Interest Rate Swap	PLC	LIBOR
Call - 5 Year Interest	Bank of America NA	3 Month	Receive	0.75%	03/18/2013		21,900	(44)	(43)		1
Rate Swap		LIBOR
Call - 5 Year Interest	Bank of America NA	3 Month	Receive	0.75%	02/19/2013		112,200	(112)	(209)		(97)
Rate Swap		LIBOR
Call - 5 Year Interest Citibank NA		3 Month	Receive	0.90%	01/21/2013	EUR	6,300	(27)	(16)		11
Rate Swap		LIBOR
Call - 5 Year Interest	Goldman Sachs & Co	3 Month	Receive	0.75%	03/18/2013		$21,000	(34)	(41)		(7)
Rate Swap		LIBOR
Call - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	0.75%	02/19/2013		27,000	(27)	(50)		(23)
Rate Swap		LIBOR
Call - 7 Year Interest Deutsche Bank AG		3 Month	Receive	1.15%	11/19/2012		14,400	(23)	(22)		1
Rate Swap		LIBOR
Put - 1 Year Interest	Bank of America NA	3 Month	Receive	2.25%	05/28/2013		46,200	(229)	(1)		228
Rate Swap		LIBOR
Put - 1 Year Interest	Goldman Sachs & Co	3 Month	Receive	1.00%	11/19/2012		43,100	(246)	—		246
Rate Swap		LIBOR
Put - 1 Year Interest	Royal Bank of Scotland	3 Month	Receive	1.75%	11/19/2012		48,300	(182)	—		182
Rate Swap	PLC	LIBOR
Put - 2 Year Interest	Citibank NA	3 Month	Receive	0.92%	11/14/2012		15,700	(71)	—		71
Rate Swap		LIBOR
Put - 2 Year Interest	Deutsche Bank AG	3 Month	Receive	1.20%	07/11/2013		31,300	(221)	(8)		213
Rate Swap		LIBOR
Put - 2 Year Interest	Morgan Stanley & Co	3 Month	Receive	0.92%	11/14/2012		109,100	(303)	—		303
Rate Swap		LIBOR
Put - 5 Year Interest	Bank of America NA	3 Month	Receive	1.20%	02/19/2013		112,200	(317)	(212)		105
Rate Swap		LIBOR
Put - 5 Year Interest	Bank of America NA	3 Month	Receive	1.20%	03/18/2013		21,900	(111)	(59)		52
Rate Swap		LIBOR
Put - 5 Year Interest	Citibank NA	3 Month	Receive	1.10%	01/21/2013	EUR	6,300	(40)	(29)		11
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month	Receive	2.00%	03/18/2013		$15,800	(148)	(3)		145
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month	Receive	1.20%	03/18/2013		26,100	(96)	(69)		27
Rate Swap		LIBOR
Put - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	1.20%	02/19/2013		27,000	(76)	(51)		25
Rate Swap		LIBOR
Put - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	1.40%	03/18/2013		12,000	(233)	(17)		216
Rate Swap		LIBOR
Put - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	1.20%	03/18/2013		108,500	(588)	(288)		300
Rate Swap		LIBOR
Put - 5 Year Interest	Royal Bank of Scotland	3 Month	Receive	1.75%	05/30/2013		36,000	(267)	(47)		220
Rate Swap	PLC	LIBOR
Put - 5 Year Interest	Royal Bank of Scotland	3 Month	Receive	1.20%	03/18/2013		17,400	(88)	(46)		42
Rate Swap	PLC	LIBOR
Put - 7 Year Interest	Deutsche Bank AG	3 Month	Receive	1.55%	11/19/2012		14,400	(34)	(5)		29
Rate Swap		LIBOR
Total								$(3,589)	$(1,285	) $	2,304

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Core Plus Bond Fund I October 31, 2012

Inflation Floor

						Upfront
	Counterparty	Strike		Expiration	Notional	Premiums		Unrealized
Description	(Issuer)	Index	Exercise Index	Date	Amount	Paid/(Received)	Market Value	Appreciation/(Depreciation)
Floor - US CPI Urban	Citibank NA	$217.97	Max of $0 or (0-	09/29/2020	$5,500	$(71)	$(6)	$65
Consumers NSA Index		(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$215.95	Max of $0 or (0-	03/12/2020	5,200	(44)	(5)	39
Consumers NSA Index		(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$216.69	Max of $0 or (0-	04/07/2020	12,500	(111)	(12)	99
Consumers NSA Index		(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Deutsche Bank AG	$215.95	Max of $0 or (0-	03/10/2020	1,800	(14)	(2)	12
Consumers NSA Index		(Index Final/Index
			Initial - 1))
Total						$(240)	$(25)	$215

All dollar amounts are shown in thousands (000's)

Short Sales Outstanding

U.S. GOVERNMENT & GOVERNMENT		Principal
AGENCY OBLIGATIONS - (0.45)%	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) - (0.45)%
4.00%, 11/01/2026		$1,000 $ 1,068
6.00%, 11/01/2041		13,000	14,406
			$15,474
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			$15,474
OBLIGATIONS (proceeds $15,467)

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

COMMON STOCKS - 96.11%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.02%					Banks (continued)
Teleperformance SA	26,225		$794		Mitsubishi UFJ Financial Group Inc	5,289,325		$23,929
					Musashino Bank Ltd/The	14,700		421
					National Australia Bank Ltd	820,171		21,919
Aerospace & Defense - 0.60%					National Bank of Canada	119,367		9,224
BAE Systems PLC	1,804,045		9,106		Nedbank Group Ltd	138,796		2,862
MTU Aero Engines Holding AG	139,301		11,710		Royal Bank of Canada	442,400		25,222
			$20,816		Sberbank of Russia	3,681,016		10,822
Agriculture - 2.32%					Skandinaviska Enskilda Banken AB	1,871,545		15,530
British American Tobacco PLC	645,429		32,013		Standard Chartered PLC	1,310,181		31,021
Bunge Ltd	52,095		3,700		Sumitomo Mitsui Financial Group Inc	827,300		25,280
Genus PLC	28,934		682		Svenska Handelsbanken AB	515,149		17,678
Golden Agri-Resources Ltd	3,728,469		1,904		Swedbank AB	1,027,299		19,082
Imperial Tobacco Group PLC	519,501		19,647		Toronto-Dominion Bank/The	380,200		30,922
ITC Ltd	806,051		4,225		Turkiye Halk Bankasi AS	634,430		5,597
Japan Tobacco Inc	598,000		16,536		UBS AG	690,749		10,364
Perusahaan Perkebunan London Sumatra	2,746,100		662		Yes Bank Ltd	870,790		6,648
Indonesia Tbk PT								$461,958

Souza Cruz SA	87,404		1,141		Beverages - 1.49%
			$80,510		Anheuser-Busch InBev NV	351,647		29,408
Airlines - 0.62%					Cia de Bebidas das Americas ADR	281,472		11,481
Air China Ltd	7,282,000		5,145		Fomento Economico Mexicano SAB de CV	94,134		8,530
easyJet PLC	793,241		8,016		ADR
Japan Airlines Co Ltd (a)	114,000		5,427		Tata Global Beverages Ltd	809,504		2,253
Turk Hava Yollari Anonium Ortakligi (a)	1,302,597		3,017					$51,672

			$21,605		Building Materials - 0.75%
Automobile Manufacturers - 3.40%					Asahi Glass Co Ltd	740,000		5,030
Daihatsu Motor Co Ltd	560,000		9,801		China National Building Material Co Ltd	2,594,000		3,283
Great Wall Motor Co Ltd	3,310,000		9,031		HeidelbergCement AG	156,806		8,333
Hyundai Motor Co	52,473		10,784		Lafarge SA	130,764		7,666
Kia Motors Corp	124,033		6,876		Sanwa Holdings Corp	162,000		648
Renault SA	286,485		12,846		Sumitomo Osaka Cement Co Ltd	312,000		1,016
Suzuki Motor Corp	610,400		13,843					$25,976
Tata Motors Ltd	1,636,734		7,785
Toyota Motor Corp	831,100		32,045		Chemicals - 3.87%
Volvo AB - B Shares	1,104,383		14,903		Agrium Inc	244,500		25,749
					Aica Kogyo Co Ltd	44,600		755
			$117,914		BASF SE	470,347		39,015
Automobile Parts & Equipment - 1.37%					Brenntag AG	84,616		10,677
Cheng Shin Rubber Industry Co Ltd	197,710		498		Croda International PLC	29,478		1,050
Cie Generale des Etablissements Michelin	164,303		14,164		Elementis PLC	191,904		649
Continental AG	186,825		18,804		Filtrona PLC	70,762		656
Georg Fischer AG (a)	2,633		925		Formosa Plastics Corp	744,000		2,025
Hyundai Mobis	32,596		8,284		Koninklijke DSM NV	187,615		9,648
JTEKT Corp	299,200		2,247		Lanxess AG	121,170		10,024
Minth Group Ltd	530,000		532		Mexichem SAB de CV	865,268		4,289
Plastic Omnium SA	26,958		745		Nippon Soda Co Ltd	148,000		643
Sungwoo Hitech Co Ltd	59,682		577		Sasol Ltd	99,876		4,255
Valeo SA	17,652		777		Sociedad Quimica y Minera de Chile SA ADR	69,261		4,007
			$47,553		Tosoh Corp	1,026,000		2,008
					Yara International ASA	392,511		18,499
Banks - 13.32%					Zeon Corp	55,384		399
Australia & New Zealand Banking Group Ltd	868,611		22,915					$134,348
Axis Bank Ltd	258,434		5,649
Bank of China Ltd	28,628,300		11,729		Coal - 0.13%
Bank of Yokohama Ltd/The	2,419,000		11,132		China Coal Energy Co Ltd	4,428,000		4,376
Bank Rakyat Indonesia Persero Tbk PT	798,901		612
Banque Cantonale Vaudoise	1,295		687		Commercial Services - 0.22%
Barclays PLC	2,539,485		9,390		CCR SA	510,000		4,485
China Construction Bank Corp	6,020,129		4,513		Park24 Co Ltd	74,300		1,277
Credicorp Ltd	29,861		3,862		Sohgo Security Services Co Ltd	55,400		778
DBS Group Holdings Ltd	1,350,003		15,331		Valid Solucoes e Servicos de Seguranca em	53,036		998
Deutsche Bank AG	295,746		13,472		Meios de Pagamento e Identificacao S.A
FirstRand Ltd	2,111,286		7,017					$7,538
Grupo Financiero Banorte SAB de CV	1,462,800		8,133
Home Capital Group Inc	12,165		619		Computers - 0.94%
HSBC Holdings PLC	5,510,711		54,332		Gemalto NV	201,763		18,223
ICICI Bank Ltd ADR	259,345		10,179		Ingenico	26,336		1,395
Industrial & Commercial Bank of China Ltd	21,382,034		14,080		Lenovo Group Ltd	8,392,000		6,719
Kasikornbank PCL	1,141,500		6,675		Tata Consultancy Services Ltd	256,403		6,259
Malayan Banking Bhd	1,727,500		5,110					$32,596

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Cosmetics & Personal Care - 0.04%					Entertainment (continued)
Able C&C Co Ltd	18,553		$1,544		William Hill PLC	256,447		$1,401
								$2,036

Distribution & Wholesale - 1.81%					Food - 2.88%
Inchcape PLC	182,329		1,186		Casino Guichard Perrachon SA	140,412		12,257
Marubeni Corp	2,333,000		15,118		Cia Brasileira de Distribuicao Grupo Pao de	110,176		5,150
Sojitz Corp	1,624,200		2,016		Acucar ADR
Sumitomo Corp	1,415,931		19,303		Cosan SA Industria e Comercio	196,100		3,761
Toyota Tsusho Corp	346,400		7,566		JBS SA (a)	611,222		1,977
Wolseley PLC	400,132		17,541		Nestle SA	693,059		44,001
			$62,730		Nutreco NV	166,066		12,439
					Sao Martinho SA	50,611		632
Diversified Financial Services - 2.23%					Suedzucker AG	465,307		18,037
Aberdeen Asset Management PLC	3,396,542		17,815		Vigor Alimentos SA (a),(b)	32,030		118
BM&FBovespa SA	630,100		4,033
Daishin Securities Co Ltd	61,920		493		Viscofan SA	31,507		1,527
Fubon Financial Holding Co Ltd	359,246		368					$99,899
Hana Financial Group Inc	162,147		4,717		Forest Products & Paper - 0.61%
Intermediate Capital Group PLC	1,646,558		8,127		DS Smith PLC	397,757		1,373
International Personal Finance PLC	105,631		593		Metsa Board OYJ (a)	206,111		619
Jaccs Co Ltd	232,000		989		Mondi PLC	795,121		8,765
KB Financial Group Inc	226,103		7,689		Oji Holdings Corp	716,000		2,100
Mega Financial Holding Co Ltd	13,288,760		9,653		Smurfit Kappa Group PLC	587,471		6,477
ORIX Corp	210,740		21,645		Sumitomo Forestry Co Ltd	70,300		629
Provident Financial PLC	51,990		1,152		West Fraser Timber Co Ltd (a)	18,300		1,108
			$77,274					$21,071

Electric - 0.36%					Gas - 1.25%
Atco Ltd/Canada	12,200		901		Korea Gas Corp	66,236		4,647
China Power International Development Ltd	3,428,000		931		National Grid PLC	1,852,371		21,126
Enel SpA	835,819		3,148		Perusahaan Gas Negara Persero Tbk PT	10,237,000		4,937
Tenaga Nasional BHD	3,236,700		7,364		Tokyo Gas Co Ltd	2,400,000		12,718
			$12,344					$43,428

Electrical Components & Equipment - 0.77%					Hand & Machine Tools - 0.09%
Delta Electronics Inc	465,751		1,589		KUKA AG (a)	40,793		1,225
Harbin Electric Co Ltd	906,000		745		Techtronic Industries Co	996,000		1,888
Hitachi Ltd	4,611,739		24,457					$3,113
			$26,791
					Healthcare - Products - 1.45%
Electronics - 1.02%					Coloplast A/S	98,855		21,684
AAC Technologies Holdings Inc	431,500		1,536		Elekta AB	1,019,256		14,509
Anritsu Corp	450,000		5,661		Fresenius SE & Co KGaA	114,289		13,032
FLEXium Interconnect Inc	261,199		1,062		Hogy Medical Co Ltd	22,600		1,156
Hon Hai Precision Industry Co Ltd	3,856,265		11,692					$50,381
Interflex Co Ltd	16,984		968
Japan Aviation Electronics Industry Ltd	108,000		861		Holding Companies - Diversified - 0.65%
LG Display Co Ltd (a)	184,520		5,476		Alfa SAB de CV	2,904,900		5,338
NEC Corp	1,636,000		3,138		Imperial Holdings Ltd	292,119		6,639
Phison Electronics Corp	228,000		1,749		KOC Holding AS	2,102,219		9,877
Radiant Opto-Electronics Corp	299,590		1,244		Mitie Group PLC	138,568		653
Spectris PLC	43,940		1,231					$22,507
Tokyo Seimitsu Co Ltd	40,700		615		Home Builders - 1.15%
			$35,233		Barratt Developments PLC (a)	5,057,992		15,505
Engineering & Construction - 2.51%					Persimmon PLC	1,032,204		13,281
Aecon Group Inc (a)	47,300		545		Taylor Wimpey PLC	11,356,447		11,225
Aker Solutions ASA	750,402		14,788					$40,011
Bilfinger Berger SE	185,294		18,157		Home Furnishings - 0.05%
Cheung Kong Infrastructure Holdings Ltd	1,546,000		9,058		De'Longhi SpA	92,498		1,233
China Communications Construction Co Ltd	7,577,000		7,072		JVC Kenwood Corp	174,300		619
China Railway Construction Corp Ltd	6,822,845		6,740					$1,852
CTCI Corp	763,000		1,516
Daelim Industrial Co Ltd	57,943		4,027		Insurance - 3.90%
Maeda Corp	137,000		606		Catlin Group Ltd	108,960		830
SembCorp Industries Ltd	3,163,000		14,038		Hannover Rueckversicherung AG	302,043		21,280
Taeyoung Engineering & Construction Co Ltd	106,390		535		Helvetia Holding AG	3,174		1,115
Vinci SA	226,052		10,020		Lancashire Holdings Ltd	74,929		1,045
			$87,102		Legal & General Group PLC	8,900,270		19,293
					MS&AD Insurance Group Holdings	351,100		5,954
Entertainment - 0.06%					PICC Property & Casualty Co Ltd	6,695,000		8,863
Avex Group Holdings Inc	32,100		635		Prudential PLC	2,019,300		27,732
					Sampo OYJ	585,116		18,345

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)					Mining (continued)
Sanlam Ltd	1,455,099		$6,503		Sterlite Industries India Ltd ADR	577,288		$4,324
Zurich Insurance Group AG (a)	98,562		24,298		Xstrata PLC	369,689		5,857
			$135,258		Yamana Gold Inc	992,500		20,044

Internet - 0.22%								$199,290
Com2uSCorp (a)	48,519		2,886		Miscellaneous Manufacturing - 0.28%
PChome Online Inc	42,716		193		IMI PLC	480,680		7,422
Rightmove PLC	35,251		918		Senior PLC	182,311		573
Tencent Holdings Ltd	106,300		3,739		Singamas Container Holdings Ltd	3,742,000		941
			$7,736		Trelleborg AB	72,516		790
								$9,726
Iron & Steel - 0.45%
Hitachi Metals Ltd	293,000		2,745		Office & Business Equipment - 0.32%
JFE Holdings Inc	168,400		2,377		Ricoh Co Ltd	1,320,000		11,047
Labrador Iron Ore Royalty Corp	14,800		433
POSCO ADR	81,743		6,407

Severstal OAO	221,700		2,693		Afren Oil & PLC Gas - (a) 8.24%	635,957		1,418
Vale SA ADR	51,150		937		Bangchak Petroleum PCL (c)	1,802,100		1,537
			$15,592		BG Group PLC	1,467,153		27,241
Leisure Products & Services - 0.02%					BP PLC	1,262,494		9,016
HIS Co Ltd	18,300		553		China Petroleum & Chemical Corp	7,662,000		8,075
					CNOOC Ltd	4,439,000		9,135
					Det Norske Oljeselskap ASA (a)	52,384		807
Lodging - 0.30%					Ecopetrol SA ADR	93,587		5,541
Genting Bhd	345,320		1,001		Eni SpA	1,268,588		29,191
Whitbread PLC	244,986		9,310		Gazprom OAO ADR	828,429		7,568
			$10,311		Lukoil OAO ADR	218,309		13,197
Machinery - Diversified - 0.53%					Lundin Petroleum AB (a)	551,577		13,235
Duerr AG	18,533		1,390		Petrobank Energy & Resources Ltd (a)	75,800		1,041
IHI Corp	4,817,000		10,145		PetroChina Co Ltd	7,377,494		10,011
OC Oerlikon Corp AG (a)	111,913		1,127		Petroleo Brasileiro SA ADR	535,072		11,349
Shanghai Electric Group Co Ltd	8,038,000		3,249		Polski Koncern Naftowy Orlen S.A. (a)	350,173		4,799
Sumitomo Heavy Industries Ltd	715,000		2,563		Royal Dutch Shell PLC - A Shares	247,998		8,510
			$18,474		Royal Dutch Shell PLC - B Shares	739,693		26,165
					Seadrill Ltd	562,424		22,790
Media - 0.63%					SK Holdings Co Ltd	52,095		7,251
Grupo Televisa SAB ADR	326,222		7,373		Statoil ASA	996,320		24,538
Kabel Deutschland Holding AG	94,223		6,798		Suncor Energy Inc	710,300		23,839
TV Asahi Corp	33,100		427		Talisman Energy Inc	577,000		6,540
UBM PLC	645,128		7,293		Tatneft OAO ADR	163,670		6,341
			$21,891		Thai Oil PCL (c)	2,692,000		5,832
					Twin Butte Energy Ltd (a)	274,500		816
Metal Fabrication & Hardware - 0.07%
Bodycote PLC	124,014		757					$285,783
NTN Corp	1,004,000		1,801		Oil & Gas Services - 1.47%
			$2,558		John Wood Group PLC	1,391,132		19,121
Mining - 5.75%					Petroleum Geo-Services ASA	93,020		1,607
Antofagasta PLC	123,540		2,513		Saipem SpA	124,079		5,591
Argonaut Gold Inc (a)	90,188		960		Technip SA	73,351		8,273
B2Gold Corp (a)	202,500		837		TGS Nopec Geophysical Co ASA	479,098		16,279
Barrick Gold Corp	510,000		20,625					$50,871
BHP Billiton Ltd	1,181,965		41,848		Packaging & Containers - 0.67%
BHP Billiton PLC	351,446		11,264		Rengo Co Ltd	580,000		2,535
Boliden AB	43,551		763		Rexam PLC	2,860,262		20,653
Cia de Minas Buenaventura SA ADR	79,687		2,850					$23,188
Gold Fields Ltd	470,250		5,842
Grupo Mexico SAB de CV	1,726,000		5,536		Pharmaceuticals - 6.26%
Gujarat Mineral Development Corp Ltd	105,849		415		Bayer AG	279,076		24,333
HudBay Minerals Inc	51,500		478		BTG PLC (a)	91,509		505
Inmet Mining Corp (a)	226,300		11,669		Chong Kun Dang Pharm Corp	34,490		1,097
Jiangxi Copper Co Ltd	2,295,000		5,897		GlaxoSmithKline PLC	300,513		6,734
KGHM Polska Miedz SA	139,815		7,046		Kaken Pharmaceutical Co Ltd	72,000		1,115
Korea Zinc Co Ltd	8,625		3,533		Novartis AG	602,452		36,328
Lundin Mining Corp (a)	207,500		1,080		Novo Nordisk A/S	220,442		35,340
Medusa Mining Ltd	199,418		1,270		Roche Holding AG	266,871		51,406
MMC Norilsk Nickel OJSC ADR	213,832		3,280		Sanofi	452,522		39,744
New Gold Inc (a)	88,600		1,037		Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	927,766		1,113
PanAust Ltd	326,535		1,126		Ship Healthcare Holdings Inc	42,300		1,411
Regis Resources Ltd (a)	210,233		1,172		Shire PLC	617,134		17,354
Rio Tinto Ltd	479,562		28,273		Virbac SA	3,823		666
Southern Copper Corp	255,920		9,751					$217,146

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Pipelines - 0.57%					Shipbuilding - 0.29%
TransCanada Corp	437,500		$19,699		Samsung Heavy Industries Co Ltd	114,910		$3,507
					STX OSV Holdings Ltd	5,146,000		6,425

Real Estate - 2.84%								$9,932
Brookfield Asset Management Inc	773,938		26,641		Software - 1.18%
Capital Property Fund	547,489		630		Hexaware Technologies Ltd	192,095		399
Cheung Kong Holdings Ltd	1,333,000		19,648		IT Holdings Corp	53,900		672
Cyrela Brazil Realty SA Empreendimentos e	473,600		4,015		Nihon Unisys Ltd	108,600		790
Participacoes					SAP AG	491,005		35,805
Deutsche Wohnen AG	242,768		4,446		Tech Mahindra Ltd	176,165		3,102
Ez Tec Empreendimentos e Participacoes SA	107,934		1,419					$40,768
Fantasia Holdings Group Co Ltd	4,475,600		448
Great Eagle Holdings Ltd	390,000		1,154		Telecommunications - 5.34%
Greentown China Holdings Ltd	737,500		905		America Movil SAB de CV ADR	298,252		7,543
Helbor Empreendimentos SA	163,700		923		China Mobile Ltd	862,139		9,563
Henderson Land Development Co Ltd	1,229,000		8,476		China Telecom Corp Ltd	8,172,000		4,835
IMMOFINANZ AG (a)	1,464,394		5,661		Chorus Ltd	4,402,811		12,231
K Wah International Holdings Ltd	2,824,000		1,278		Elisa OYJ	373,126		8,007
KWG Property Holding Ltd	943,500		559		Freenet AG	61,782		1,023
Longfor Properties Co Ltd	1,991,000		3,497		GN Store Nord A/S	102,259		1,603
Mah Sing Group Bhd	1,002,800		738		Hutchison Telecommunications Hong Kong	1,964,666		815
Mitsui Fudosan Co Ltd	426,000		8,611		Holdings Ltd
Shenzhen Investment Ltd	3,692,000		976		Nippon Telegraph & Telephone Corp	531,000		24,282
					Samart Corp PCL (c)	2,210,100		806
Shimao Property Holdings Ltd	3,364,000		6,381
Sunac China Holdings Ltd	1,714,000		903		Sistema JSFC	190,002		3,498
Wihlborgs Fastigheter AB	71,702		1,094		Softbank Corp	410,800		12,974
			$98,403		Taiwan Mobile Co Ltd	1,586,000		5,533
					Telecity Group PLC	87,358		1,272
REITS - 1.58%					Telecom Corp of New Zealand Ltd	6,016,689		11,894
Artis Real Estate Investment Trust	41,000		671		Telekomunikasi Indonesia Persero Tbk PT	8,064,000		8,190
Canadian Apartment Properties REIT	28,500		699		VimpelCom Ltd ADR(a)	125,814		1,386
CapitaCommercial Trust	1,257,000		1,613		Vivendi SA	908,383		18,614
Dundee Real Estate Investment Trust	22,400		822		Vodacom Group Ltd	305,371		3,847
Eurocommercial Properties NV	22,546		884		Vodafone Group PLC	14,333,216		38,924
Fortune Real Estate Investment Trust	561,000		449		Ziggo NV	255,166		8,264
Mirvac Group	7,109,716		11,093					$185,104
Suntec Real Estate Investment Trust	949,000		1,246
Unibail-Rodamco SE	58,008		13,065		Transportation - 2.51%
Westfield Group	1,203,609		13,305		Canadian National Railway Co	360,900		31,163
Westfield Retail Trust	3,417,582		10,974		Canadian Pacific Railway Ltd	214,100		19,696
			$54,821		East Japan Railway Co	221,800		15,224
					Globaltrans Investment PLC	180,301		3,342
Retail - 3.27%					Nippon Yusen KK	1,658,000		3,160
Alimentation Couche Tard Inc	446,800		21,948		Senko Co Ltd	106,000		429
Aoyama Trading Co Ltd	56,400		1,115		West Japan Railway Co	317,600		13,866
Cie Financiere Richemont SA	228,287		14,815					$86,880
Dollarama Inc	286,100		18,073
Dufry AG (a)	8,109		1,031		Water - 1.01%
Giordano International Ltd	1,048,000		869		Cia de Saneamento Basico do Estado de Sao	66,900		2,832
Inditex SA	146,571		18,716		Paulo
Jean Coutu Group PJC Inc/The	37,654		566		Pennon Group PLC	895,250		10,370
Lawson Inc	121,900		8,959		Severn Trent PLC	378,885		9,827
Lotte Shopping Co Ltd	10,542		3,259		United Utilities Group PLC	1,108,316		12,118
Sugi Holdings Co Ltd	29,200		1,055					$35,147
Tim Hortons Inc	297,901		14,788		TOTAL COMMON STOCKS			$3,332,686
Tsuruha Holdings Inc	18,000		1,364		PREFERRED STOCKS - 2.12%	Shares Held	Value	(000	's)
Valor Co Ltd	35,100		600		Automobile Manufacturers - 0.82%
Woolworths Holdings Ltd/South Africa	826,283		6,238		Volkswagen AG	135,915		28,219
			$113,396

Semiconductors - 2.43%					Banks - 0.43%
AMS AG	10,314		1,099		Banco Bradesco SA	414,400		6,529
ARM Holdings PLC	1,231,635		13,272		Itau Unibanco Holding SA	567,700		8,301
ASM International NV	26,275		832					$14,830
Chipbond Technology Corp	702,000		1,188
Elan Microelectronics Corp	3,073,000		4,747		Consumer Products - 0.39%
King Yuan Electronics Co Ltd	1,862,000		1,012		Henkel AG & Co KGaA	168,936		13,508
Mellanox Technologies Ltd (a)	63,876		4,821
Novatek Microelectronics Corp	586,000		2,204		Iron & Steel - 0.48%
Samsung Electronics Co Ltd	31,250		37,501		Gerdau SA	351,100		3,069
Taiwan Semiconductor Manufacturing Co Ltd	5,731,605		17,464
			$84,140

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

Portfolio Summary (unaudited)

PREFERRED STOCKS (continued)	Shares Held	Value (000's)	Country	Percent
			United Kingdom	15 .05%
Iron & Steel (continued)			Japan	11 .79%
Vale SA	765,329	$13,697	Canada	9 .75%
		$16,766	Germany	8 .64%
TOTAL PREFERRED STOCKS		$73,323	Switzerland	6 .04%
	Maturity		Australia	4 .44%
REPURCHASE AGREEMENTS - 1.77%	Amount (000's)	Value (000's)	France	4 .07%
			China	3 .70%
Banks - 1.77%			Korea, Republic Of	3 .51%
Investment in Joint Trading Account; Credit	$20,270	$20,270	Norway	3 .06%
Suisse Repurchase Agreement; 0.25%			Sweden	2 .81%
dated 10/31/2012 maturing 11/01/2012			Brazil	2 .51%
(collateralized by US Government			Netherlands	2 .50%
Securities; $20,675,748; 0.00%; dated			United States	2 .38%
05/15/15 - 08/15/37)			Taiwan, Province Of China	1 .84%
Investment in Joint Trading Account; Deutsche	9,460	9,460	Hong Kong	1 .80%
Bank Repurchase Agreement; 0.32% dated			Denmark	1 .69%
10/31/2012 maturing 11/01/2012			India	1 .47%
(collateralized by US Government			Russian Federation	1 .36%
Securities; $9,648,682; 0.28% - 2.50%;			Mexico	1 .34%
dated 11/04/13 - 10/17/19)			South Africa	1 .26%
Investment in Joint Trading Account; JP	14,189	14,189	Italy	1 .12%
Morgan Repurchase Agreement; 0.25%			Singapore	0 .99%
dated 10/31/2012 maturing 11/01/2012			Ireland	0 .90%
(collateralized by US Government			Belgium	0 .85%
Securities; $14,473,024; 3.50% - 11.25%;			Finland	0 .78%
dated 02/15/15 - 11/15/39)			New Zealand	0 .69%
Investment in Joint Trading Account; Merrill	17,393	17,393	Spain	0 .58%
Lynch Repurchase Agreement; 0.23%			Turkey	0 .57%
dated 10/31/2012 maturing 11/01/2012			Indonesia	0 .42%
(collateralized by US Government			Thailand	0 .42%
Securities; $17,741,170; 0.00% - 9.38%;			Malaysia	0 .41%
dated 01/15/13 - 07/15/32)			Poland	0 .34%
		$61,312	Peru	0 .19%
TOTAL REPURCHASE AGREEMENTS		$61,312	Austria	0 .19%
Total Investments		$3,467,321	Colombia	0 .16%
Other Assets in Excess of Liabilities, Net - 0.00%		$157	Israel	0 .14%
TOTAL NET ASSETS - 100.00%		$3,467,478	Chile	0 .12%
			Cyprus	0 .10%
			Bermuda	0 .02%
(a) Non-Income Producing Security			Other Assets in Excess of Liabilities, Net	0 .00%
(b) Security is Illiquid			TOTAL NET ASSETS	100.00%
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,175 or 0.24% of net assets.

See accompanying notes

Schedule of Investments
Equity Income Fund
October 31, 2012

COMMON STOCKS - 98.04%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.50%					Healthcare - Products - 1.60%
Lockheed Martin Corp	581,352		$54,455		Becton Dickinson and Co	366,222		$27,716
Raytheon Co	912,210		51,595		Medtronic Inc	964,727		40,113
			$106,050					$67,829

Apparel - 1.22%					Insurance - 7.51%
VF Corp	329,720		51,595		ACE Ltd	1,142,720		89,875
					Allianz SE ADR	1,504,468		18,881
					Allstate Corp/The	1,214,345		48,550
Automobile Manufacturers - 0.85%					Chubb Corp/The	449,132		34,574
PACCAR Inc	827,653		35,870		Fidelity National Financial Inc	2,238,168		47,919
					MetLife Inc	1,810,250		64,246
Automobile Parts & Equipment - 1.32%					Swiss Re AG ADR	206,273		14,148
Autoliv Inc	671,089		38,655					$318,193
Johnson Controls Inc	669,820		17,248
			$55,903		Leisure Products & Services - 0.83%
					Carnival Corp	927,134		35,120
Banks - 8.53%
Australia & New Zealand Banking Group Ltd	445,582		11,732
ADR					Machinery - Diversified - 1.45%
Banco Santander SA ADR	3,772,472		28,143		Deere & Co	718,190		61,362
Bank of Nova Scotia	821,929		44,696
Grupo Financiero Santander Mexico SAB de	6,337		87		Media - 0.45%
CV ADR(a)					Walt Disney Co/The	393,568		19,312
JP Morgan Chase & Co	1,959,863		81,687
M&T Bank Corp	412,675		42,959
PNC Financial Services Group Inc	1,070,804		62,310		Mining - 1.98%
US Bancorp	1,789,252		59,421		Barrick Gold Corp	1,284,935		52,040
Wells Fargo & Co	904,300		30,466		BHP Billiton Ltd ADR	451,500		31,939
			$361,501					$83,979
					Miscellaneous Manufacturing - 1.88%
Beverages - 1.23%					3M Co	301,392		26,402
Coca-Cola Co/The	493,603		18,352
Dr Pepper Snapple Group Inc	786,905		33,719		Parker Hannifin Corp	677,574		53,298
			$52,071					$79,700
					Oil & Gas - 12.30%
Chemicals - 0.91%					Chevron Corp	629,955		69,427
Air Products & Chemicals Inc	203,317		15,763		Diamond Offshore Drilling Inc	132,172		9,152
EI du Pont de Nemours & Co	511,560		22,775		Encana Corp	1,964,794		44,306
			$38,538		Exxon Mobil Corp	848,018		77,314
Distribution & Wholesale - 1.79%					Marathon Oil Corp	1,625,521		48,863
Genuine Parts Co	1,212,537		75,881		Marathon Petroleum Corp	1,330,302		73,074
					Occidental Petroleum Corp	470,769		37,172
					Penn West Petroleum Ltd	3,119,341		40,520
Diversified Financial Services - 2.76%					Royal Dutch Shell PLC - B shares ADR	886,378		62,605
BlackRock Inc	389,490		73,878		Total SA ADR	1,169,611		58,948
NYSE Euronext	1,738,632		43,049					$521,381
			$116,927
					Pharmaceuticals - 11.23%
Electric - 4.14%					Abbott Laboratories	1,257,122		82,367
NextEra Energy Inc	756,743		53,018		GlaxoSmithKline PLC ADR	1,250,008		56,125
Northeast Utilities	987,276		38,800		Johnson & Johnson	562,154		39,812
Wisconsin Energy Corp	906,352		34,867		Merck & Co Inc	2,001,299		91,319
Xcel Energy Inc	1,733,098		48,960		Novartis AG ADR	802,064		48,493
			$175,645		Pfizer Inc	3,330,723		82,835
Electrical Components & Equipment - 0.91%					Roche Holding AG ADR	1,105,219		53,073
Emerson Electric Co	796,027		38,552		Teva Pharmaceutical Industries Ltd ADR	542,787		21,939
								$475,963

Electronics - 0.61%					Pipelines - 3.70%
Honeywell International Inc	425,078		26,032		Enterprise Products Partners LP	1,135,531		59,854
					Kinder Morgan Energy Partners LP	477,134		39,917
					Kinder Morgan Inc/Delaware	1,643,875		57,059
Food - 3.11%								$156,830
General Mills Inc	533,050		21,365
Kraft Foods Group Inc (a)	661,409		30,081		REITS - 4.69%
Kroger Co/The	1,810,049		45,649		American Capital Agency Corp	1,237,233		40,853
Mondelez International Inc	1,313,607		34,863		Annaly Capital Management Inc	4,763,006		76,875
			$131,958		Digital Realty Trust Inc	1,321,975		81,209

Gas - 1.22%								$198,937
Sempra Energy	742,789		51,809		Retail - 2.39%
					Costco Wholesale Corp	204,301		20,109
					McDonald's Corp	495,194		42,983

See accompanying notes

Schedule of Investments
Equity Income Fund
October 31, 2012

Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	25 .46%
Retail (continued)					Consumer, Non-cyclical	17 .17%
Tiffany & Co	606,724		$38,357		Energy	16 .00%
			$101,449		Consumer, Cyclical	12 .00%
					Industrial	10 .03%
Semiconductors - 5.68%					Technology	7 .24%
Applied Materials Inc	3,832,859		40,628		Utilities	5 .36%
Intel Corp	3,492,204		75,519		Communications	3 .86%
Maxim Integrated Products Inc	1,537,683		42,325		Basic Materials	2 .89%
Microchip Technology Inc	1,441,628		45,195		Liabilities in Excess of Other Assets, Net	(0.01)%
Taiwan Semiconductor Manufacturing Co Ltd	2,327,019		37,000		TOTAL NET ASSETS	100.00%
ADR
			$240,667

Software - 1.56%
Microsoft Corp	2,315,787		66,081

Telecommunications - 3.41%
BCE Inc	1,135,079		49,557
CenturyLink Inc	720,633		27,658
Verizon Communications Inc	447,380		19,971
Vodafone Group PLC ADR	1,740,035		47,364
			$144,550

Toys, Games & Hobbies - 3.60%
Hasbro Inc	1,690,240		60,832
Mattel Inc	2,493,126		91,697
			$152,529

Transportation - 2.68%
Norfolk Southern Corp	512,250		31,426
Union Pacific Corp	271,585		33,413
United Parcel Service Inc	664,231		48,655
			$113,494
TOTAL COMMON STOCKS			$4,155,708
	Maturity
REPURCHASE AGREEMENTS - 1.97%	Amount (000's)	Value	(000	's)

Banks- 1.97%
Investment in Joint Trading Account; Credit	$27,605		$27,605
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $28,157,280; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	12,883		12,882
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $13,140,063; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	19,324		19,324
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $19,710,095; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	23,687		23,687
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $24,160,823; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$83,498
TOTAL REPURCHASE AGREEMENTS			$83,498
Total Investments			$4,239,206
Liabilities in Excess of Other Assets, Net - (0.01)%			$(503)
TOTAL NET ASSETS - 100.00%			$4,238,703

(a) Non-Income Producing Security

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS - 22.29%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.16%					Distribution & Wholesale (continued)
BAE Systems PLC	281,266		$1,420		Sumitomo Corp	137,400		$1,873
General Dynamics Corp	22,781		1,551					$3,863
Lockheed Martin Corp	12,875		1,206
Northrop Grumman Corp	18,220		1,252		Diversified Financial Services - 0.04%
Raytheon Co	27,979		1,582		Intermediate Capital Group PLC	174,981		864
United Technologies Corp	22,320		1,744		Macquarie Group Ltd	40,012		1,321
			$8,755					$2,185

Agriculture - 0.09%					Electric - 3.32%
Lorillard Inc	23,168		2,688		AES Corp/VA	130,000		1,359
					Ameren Corp (b)	343,566		11,297
Reynolds American Inc	35,151		1,463		CPFL Energia SA ADR(b)	80,000		1,863
Universal Corp/VA	18,036		894
			$5,045		Datang International Power Generation Co	2,982,000		1,057
					Ltd
Automobile Manufacturers - 0.03%					DTE Energy Co (b)	209,579		13,015
Daihatsu Motor Co Ltd	80,000		1,400		E.ON AG	50,838		1,157
					Entergy Corp (b)	225,000		16,331
					Huaneng Power International Inc	1,202,000		960
Banks - 0.74%					Integrys Energy Group Inc (b)	225,000		12,159
Australia & New Zealand Banking Group Ltd	84,860		2,239		ITC Holdings Corp (b)	210,000		16,720
Bank of America Corp	57,570		536		NextEra Energy Inc (b)	110,000		7,707
Bank of Montreal (a)	33,290		1,967
					Northeast Utilities (b)	60,000		2,358
Bank of Nova Scotia (a)	25,430		1,381
					OGE Energy Corp	50,000		2,879
Barclays PLC	621,630		2,299		PG&E Corp (b)	350,000		14,882
BNP Paribas SA	15,760		795		Pinnacle West Capital Corp (b)	276,752		14,660
BOC Hong Kong Holdings Ltd	381,000		1,168		Portland General Electric Co	25,164		689
Citigroup Inc	23,016		861		PPL Corp (b)	403,367		11,932
Commonwealth Bank of Australia	1,237		74

DBS Group Holdings Ltd	258		3		SCANA RWE AG Corp (b)	155,000 30,788		7,607 1,409
Deutsche Bank AG	42,034		1,915		Southern Co/The (b)	150,000		7,026
HSBC Holdings PLC	414,462		4,086
Industrial & Commercial Bank of China Ltd	1,274,000		839		SSE PLC	300,000		7,017
					TECO Energy Inc	660,000		11,794
JP Morgan Chase & Co	82,828		3,452		Wisconsin Energy Corp (b)	381,000		14,657
Mitsubishi UFJ Financial Group Inc	547,400		2,476
National Australia Bank Ltd	104,475		2,792					$180,535
National Bank of Canada	22,272		1,721		Electrical Components & Equipment - 0.02%
National Penn Bancshares Inc	113,337		1,012		Molex Inc	45,430		974
Royal Bank of Canada	17,145		977
Sumitomo Mitsui Financial Group Inc	73,700		2,252
Svenska Handelsbanken AB	36,529		1,254		Electronics - 0.02%
Toronto-Dominion Bank/The	30,795		2,505		Brady Corp	28,568		879
US Bancorp	30,587		1,016
Wells Fargo & Co	82,748		2,788		Engineering & Construction - 0.08%
			$40,408		Alion Science and Technology Corp -	7,750		—
					Warrants (a),(c),(d)
Beverages - 0.03%					Cheung Kong Infrastructure Holdings Ltd	273,000		1,599
Fraser and Neave Ltd	185,000		1,386		Obrascon Huarte Lain SA	48,853		1,281
					Vinci SA	29,724		1,318
Biotechnology - 0.05%								$4,198
Amgen Inc	14,638		1,267
PDL BioPharma Inc	175,413		1,307		Entertainment - 0.07%
			$2,574		Lottomatica Group SpA	57,573		1,239
					Regal Entertainment Group	78,706		1,209
Building Materials - 0.03%					Tatts Group Ltd	484,978		1,409
China Shanshui Cement Group Ltd	2,226,000		1,647					$3,857

					Environmental Control - 0.03%
Chemicals - 0.05%					Waste Management Inc	56,569		1,852
BASF SE	23,777		1,972
Huntsman Corp	59,071		888
Koninklijke DSM NV	264		14		Food - 0.12%
			$2,874		ConAgra Foods Inc	37,201		1,036
					Delhaize Group SA	32,962		1,262
Computers - 0.03%					General Mills Inc	32,335		1,296
Accenture PLC - Class A	21,378		1,441		Kellogg Co	24,876		1,301
					Kroger Co/The	34,735		876

Cosmetics & Personal Care - 0.03%					Metcash Ltd	223,234		848
Procter & Gamble Co/The	23,431		1,622					$6,619
					Forest Products & Paper - 0.08%
Distribution & Wholesale - 0.07%					International Paper Co	52,636		1,886
ITOCHU Corp	93,300		934		Mondi PLC	94,032		1,037
Marubeni Corp	163,000		1,056

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Forest Products & Paper (continued)					Oil & Gas (continued)
UPM-Kymmene OYJ	105,909		$1,137		Cenovus Energy Inc (a)	263		$9
			$4,060		Chevron Corp (b)	47,180		5,200
					ConocoPhillips	47,097		2,725
Gas - 0.54%					Crescent Point Energy Corp (a)	33,500		1,392
CenterPoint Energy Inc	78,634		1,704		Eni SpA	75,424		1,736
Just Energy Group Inc	25,000		256		Exxon Mobil Corp (b)	73,694		6,719
National Grid PLC	207,716		2,369		Gazprom OAO ADR	123,799		1,131
National Grid PLC ADR(b)	80,000		4,561
NiSource Inc (b)	607,210		15,466		HollyFrontier Corp	26,932		1,040
South Jersey Industries Inc (b)	65,000		3,288		Linn Co LLC	90,000		3,500
					Marathon Oil Corp	55,703		1,674
UGI Corp	35,000		1,130		Marathon Petroleum Corp	33,495		1,840
Vectren Corp	25,000		739		Occidental Petroleum Corp	40,000		3,158
			$29,513		Penn West Petroleum Ltd (b)	55,000		715
Healthcare - Services - 0.08%					PetroChina Co Ltd	380,000		516
Humana Inc	19,995		1,485		Phillips 66	38,109		1,797
UnitedHealth Group Inc	39,205		2,195		Royal Dutch Shell PLC - B shares ADR(b)	50,000		3,532
WellPoint Inc	14,453		886		Royal Dutch Shell PLC - B Shares	65,113		2,303
			$4,566		Seadrill Ltd	60,000		2,420
					Statoil ASA	68,961		1,698
Holding Companies - Diversified - 0.10%					Total SA ADR(b)	40,000		2,016
Wharf Holdings Ltd	753,437		5,137		Total SA	49,421		2,489
					Valero Energy Corp	41,699		1,214
Insurance - 0.32%								$52,008
AMP Ltd	392,641		1,868		Pharmaceuticals - 0.47%
AXA SA	101,581		1,619		Abbott Laboratories	21,099		1,382
Catlin Group Ltd	156,733		1,194		Bayer AG	22,026		1,921
CNP Assurances	54,033		763		Bristol-Myers Squibb Co	104,972		3,490
Legal & General Group PLC	594,452		1,288		Eli Lilly & Co	67,044		3,260
MetLife Inc	45,356		1,610		GlaxoSmithKline PLC	554		12
Muenchener Rueckversicherungs AG	9,375		1,508		Johnson & Johnson	13,444		952
Protective Life Corp	29,960		818		Merck & Co Inc	75,555		3,448
Sampo OYJ	23,943		751		Novartis AG	31,714		1,912
SCOR SE	40,488		1,081		Pfizer Inc (b)	181,205		4,507
Standard Life PLC	281,800		1,331		Roche Holding AG	7,911		1,524
Sul America SA	176,287		1,389		Sanofi	38,094		3,346
Suncorp Group Ltd	4,697		46					$25,754
Zurich Insurance Group AG (a)	7,690		1,896
			$17,162		Pipelines - 6.79%
					Access Midstream Partners LP (b),(c)	342,645		12,058
Leisure Products & Services - 0.02%					AltaGas Ltd (a)	41,047		1,383
Carnival Corp	30,289		1,147		Buckeye Partners LP (b)	216,370		10,477
					Copano Energy LLC (b)	280,100		8,543
Leisure Time - 0.00%					DCP Midstream Partners LP (b),(c)	141,980		6,327
Travelport LLC (a),(d)	165,331		—		Enbridge Energy Partners LP (b)	372,600		11,178
					Energy Transfer Equity LP	359,100		15,804
					Energy Transfer Partners LP (b)	345,380		14,782
Media - 0.25%					Enterprise Products Partners LP (b)	700,130		36,904
Comcast Corp - Class A (b)	200,000		7,502		Holly Energy Partners LP (b),(c)	95,376		6,304
Gannett Co Inc	89,069		1,505		Kinder Morgan Energy Partners LP (b)	277,143		23,186
HMH Holdings Inc (a),(d)	54,716		1,382		Kinder Morgan Inc/Delaware (b)	206,751		7,176
Time Warner Cable Inc	32,078		3,179		Magellan Midstream Partners LP (b),(c)	704,610		30,601
			$13,568		MarkWest Energy Partners LP (b)	234,905		12,739
					MPLX LP (a)	97,615		2,660
Metal Fabrication & Hardware - 0.02%					Oiltanking Partners LP (b),(c)	40,100		1,405
Aurubis AG	17,707		1,121
					ONEOK Inc	300,000		14,190
					ONEOK Partners LP (b),(c)	318,900		19,437
Mining - 0.07%					Plains All American Pipeline LP (b)	681,900		30,945
African Barrick Gold PLC	184,004		1,262		Regency Energy Partners LP (b),(c)	655,480		15,115
Freeport-McMoRan Copper & Gold Inc	51,432		2,000		Sunoco Logistics Partners LP (b)	227,867		11,168
Grupo Mexico SAB de CV	243,991		782		Targa Resources Partners LP (b)	267,700		11,211
			$4,044		Tesoro Logistics LP (b)	74,790		3,305
					TransCanada Corp (b)	70,000		3,166
Miscellaneous Manufacturing - 0.08%
General Electric Co (b)	194,580		4,098		TransCanada Corp	41,700		1,877
					Western Gas Partners LP (b),(c)	246,258		12,554
					Williams Cos Inc/The (b)	400,000		13,996
Office & Business Equipment - 0.02%					Williams Partners LP (b)	570,400		30,220
Ricoh Co Ltd	125,000		1,046					$368,711

					Publicly Traded Investment Fund - 0.01%
Oil & Gas - 0.96%					John Hancock Preferred Income Fund III	37,571		740
BP PLC	445,863		3,184

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Real Estate - 0.88%					REITS (continued)
Agile Property Holdings Ltd	2,876,000		$3,246		Primary Health Properties PLC	157,000		$873
Atrium European Real Estate Ltd (c)	255,000		1,446		Prologis Inc	176,000		6,035
Brookfield Office Properties Inc	78,470		1,208		Public Storage (b)	13,627		1,889
Cheung Kong Holdings Ltd	80,000		1,179		Ramco-Gershenson Properties Trust (b)	255,866		3,316
Citycon OYJ	779,792		2,554		Retail Properties of America Inc	391,582		4,793
Country Garden Holdings Co Ltd (a)	4,500,000		1,796		RioCan Real Estate Investment Trust	108,800		2,967
Fabege AB	305,900		3,038		Saul Centers Inc	48,000		2,077
FKP Property Group	1,433,810		329		Senior Housing Properties Trust	296,500		6,517
Goldcrest Co Ltd	98,440		1,480		Simon Property Group Inc (b)	107,347		16,339
Henderson Land Development Co Ltd	512,000		3,531		SL Green Realty Corp (b)	43,400		3,268
Hongkong Land Holdings Ltd	282,000		1,783		Societe de la Tour Eiffel	13,000		718
Hopewell Holdings Ltd	299,500		1,077		Starhill Global REIT	2,688,000		1,728
Hyprop Investments Ltd	291,497		2,255		Stockland	1,125,000		4,037
Midland Holdings Ltd	2,530,000		1,273		Summit Hotel Properties Inc	125,000		1,032
Mitsubishi Estate Co Ltd	332,200		6,575		Suntec Real Estate Investment Trust	2,637,000		3,464
Mitsui Fudosan Co Ltd	285,400		5,769		Top REIT Inc (c)	945		4,401
Sino Land Co Ltd	1,300,000		2,319		Unibail-Rodamco SE	32,320		7,280
Sun Hung Kai Properties Ltd	466,400		6,448		Vastned Retail NV	82,000		3,799
Supalai PCL (d)	530,000		331		Wereldhave NV	52,000		3,074
			$47,637		Westfield Group	878,907		9,715
					Workspace Group PLC	280,000		1,381
REITS - 4.00%								$217,360
Advance Residence Investment Corp	1,050		2,277
Apartment Investment & Management Co	100,000		2,669		Retail - 0.02%
Ashford Hospitality Trust Inc (b)	258,800		2,223		Walgreen Co	36,487		1,286
Astro Japan Property Group (c)	893,922		3,013
AvalonBay Communities Inc (b)	20,200		2,738
Boston Properties Inc (b)	50,677		5,387		Savings & Loans - 0.04%
Brandywine Realty Trust (b)	245,058		2,843		Oritani Financial Corp	77,082		1,178
Cambridge Industrial Trust	4,494,372		2,446		People's United Financial Inc	66,789		803
Camden Property Trust (b)	59,039		3,875					$1,981
Campus Crest Communities Inc (b)	243,071		2,696		Semiconductors - 0.06%
Canadian Apartment Properties REIT	60,000		1,471		Applied Materials Inc	77,998		827
Canadian Real Estate Investment Trust	38,400		1,601		Chipbond Technology Corp	691,000		1,170
Challenger Diversified Property Group (c)	647,500		1,728		Taiwan Semiconductor Manufacturing Co Ltd	455,000		1,386
Champion REIT	7,399,500		3,471					$3,383
Charter Hall Retail REIT	609,500		2,296
Colonial Properties Trust (b)	101,600		2,198		Software - 0.06%
Cominar Real Estate Investment Trust	53,000		1,266		CA Inc	32,801		739
CubeSmart (b)	191,200		2,509		Microsoft Corp	84,941		2,424
CYS Investments Inc (b)	315,383		4,232					$3,163
DCT Industrial Trust Inc (b)	283,000		1,825
					Storage & Warehousing - 0.02%
DDR Corp	189,000		2,903		Safestore Holdings PLC	600,258		1,057
Digital Realty Trust Inc (b)	46,515		2,857
Dundee Real Estate Investment Trust	74,300		2,726
Entertainment Properties Trust (b)	147,979		6,578		Telecommunications - 2.16%
Equity One Inc (b)	61,952		1,295		Advanced Info Service PCL (d)	193,500		1,243
Equity Residential (b)	100,400		5,764		AT&T Inc (b)	811,081		28,055
Essex Property Trust Inc (b)	19,035		2,855		BCE Inc (b)	300,000		13,098
Frasers Commercial Trust	1,347,000		1,372		CenturyLink Inc (b)	430,000		16,503
Glimcher Realty Trust (b)	322,500		3,441		Cisco Systems Inc	79,297		1,359
Great Portland Estates PLC	386,548		2,919		Cleveland Unlimited Inc - Warrants (a),(d)	2,756		125
Hammerson PLC	497,700		3,795		Deutsche Telekom AG	300,000		3,423
Health Care REIT Inc	112,780		6,703		France Telecom SA	142,622		1,594
Hersha Hospitality Trust (b)	404,044		1,846		Frontier Communications Corp (b)	535,000		2,525
Highwoods Properties Inc (b)	55,100		1,777		Manitoba Telecom Services Inc	28,166		946
Hospitality Properties Trust (b)	136,380		3,153		NTT DOCOMO Inc	719		1,042
ICADE	13,300		1,197		Telecom Corp of New Zealand Ltd	455,419		900
Japan Retail Fund Investment Corp	820		1,495		Telecom Corp of New Zealand Ltd ADR(b)	400,000		3,900
Kite Realty Group Trust	380,000		2,079		Telefonica Brasil SA ADR(b)	350,000		7,707
Land Securities Group PLC	326,593		4,244		Telekomunikasi Indonesia Persero Tbk PT	1,437,500		1,460
Liberty Property Trust (b)	60,200		2,114		Telstra Corp Ltd	408,856		1,757
Metric Property Investments PLC	515,000		763		Verizon Communications Inc (b)	348,325		15,550
Mirvac Group	2,369,665		3,697		Vivendi SA	104,586		2,143
Mori Trust Sogo Reit Inc	285		2,609		Vodafone Group PLC	486,977		1,323
National Retail Properties Inc	36,438		1,154		Vodafone Group PLC ADR(b)	400,000		10,888
Northern Property Real Estate Investment	67,900		2,131		Windstream Corp (b)	200,000		1,908
Trust								$117,449
Pennsylvania Real Estate Investment Trust (b)	195,000		3,223
Primaris Retail Real Estate Investment Trust	51,340		1,203
(a)

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

Toys, Games & Hobbies - 0.02%					Diversified Financial Services (continued)
Mattel Inc	32,430		$1,193		Merrill Lynch Capital Trust III	600		$15
					Morgan Stanley Capital Trust III	31,100		776
					Morgan Stanley Capital Trust IV	24,891		624
Transportation - 0.09%					Morgan Stanley Capital Trust VII	12,879		322
East Japan Railway Co	14,200		975
Union Pacific Corp (b)	32,000		3,937		Morgan Stanley Capital Trust VIII	2,800		70
					PreferredPlus TR-CCR1 6.00%; Series GSG1	3,228		81
			$4,912		PreferredPlus TR-CCR1 8.05%; Series CCR1	5,164		136
Water - 0.12%								$26,272
American Water Works Co Inc (b)	140,000		5,144
Aqua America Inc (b)	60,000		1,523		Electric - 0.08%
					DTE Energy Co 5.25%	60,000		1,529
			$6,667		DTE Energy Co 6.50%	12,629		360
TOTAL COMMON STOCKS			$1,210,877		Entergy Arkansas Inc	3,202		90
CONVERTIBLE PREFERRED STOCKS					Entergy Louisiana LLC 5.28%	50,000		1,329
- 0.07%	Shares Held	Value	(000	's)	Entergy Louisiana LLC 5.88%	11,790		332
Banks - 0.07%					Entergy Texas Inc	6,057		175
Bank of America Corp	800		892		SCANA Corp	21,940		600
Wells Fargo & Co	2,310		2,887					$4,415
			$3,779		Hand & Machine Tools - 0.02%
TOTAL CONVERTIBLE PREFERRED STOCKS			$3,779		Stanley Black & Decker Inc	40,000		1,058
PREFERRED STOCKS - 7.51%	Shares Held	Value	(000	's)

Banks - 2.73%					Insurance - 1.76%
Bank of America Corp 6.63%; Series I	180,750		4,795		Aegon NV 6.38%	330,561		8,555
Bank of America Corp 8.63%; Series MER	63,200		1,643		Aegon NV 6.50%	16,500		414
Bank of New York Mellon Corp/The	80,000		2,013		Aegon NV 6.88%	16,850		424
Barclays Bank PLC 7.75%	68,100		1,737		Aegon NV 7.25%	2,800		71
Barclays Bank PLC 8.13%	252,100		6,517		Aflac Inc (a)	317,367		8,118
Capital One Financial Corp	204,409		5,133		Allianz SE	502,177		12,978
COBANK ACB 11.00%; Series C (e)	24,261		1,303		American Financial Group Inc/OH 5.75%	52,207		1,339
COBANK ACB 11.00%; Series D	8,400		456		American Financial Group Inc/OH 6.38%	79,688		2,091
Countrywide Capital V	7,870		197		American Financial Group Inc/OH 7.00%	40,276		1,095
Countrywide Financial Corp	23,465		590		Aspen Insurance Holdings Ltd	183,472		4,917
Deutsche Bank Contingent Capital Trust II	609,879		15,790		Axis Capital Holdings Ltd	208,500		5,598
Deutsche Bank Contingent Capital Trust III	117,535		3,146		Delphi Financial Group Inc 7.38%	286,774		7,205
Deutsche Bank Contingent Capital Trust V	38,900		1,078		Everest Re Capital Trust II	32,378		817
HSBC Holdings PLC 6.20%	18,185		462		Hartford Financial Services Group Inc	225,930		6,410
HSBC Holdings PLC 8.00%	1,072,576		30,268		ING Groep NV 6.13%	146,000		3,545
HSBC USA Inc	272,600		13,732		ING Groep NV 7.05%	122,664		3,087
HSBC USA Inc 6.50%	14,797		374		ING Groep NV 7.20%	67,242		1,696
JP Morgan Chase & Co	70,600		1,772		ING Groep NV 7.38%	26,115		659
JP Morgan Chase Capital XXIX	6,420		169		ING Groep NV 8.50%	80,400		2,102
Lloyds Banking Group PLC	70,800		1,963		PartnerRe Ltd 7.25%	149,783		4,173
M&T Bank Corp - Series A	4,000		4,079		PLC Capital Trust V	3,337		84
M&T Capital Trust IV	9,200		238		Protective Life Corp 6.25%	224,300		5,850
PNC Financial Services Group Inc 6.13%;	406,875		11,392		RenaissanceRe Holdings Ltd - Series C	160,429		4,049
Series P					RenaissanceRe Holdings Ltd - Series D	23,422		595
Royal Bank of Scotland Group PLC 5.75%;	383,508		8,878		Torchmark Corp	136,402		3,540
Series L					WR Berkley Capital Trust II	8,493		214
Santander Finance Preferred SAU	10,000		272		XLIT Ltd	8,000		6,135
State Street Corp	294,000		7,594					$95,761
TCF Financial Corp	51,604		1,392
US Bancorp - Series G	702,900		20,173		Investment Companies - 0.09%
VNB Capital Trust I	34,111		885		Australand Assets Trust	50,200		4,902
			$148,041

Diversified Financial Services - 0.48%					Oil & Gas - 0.00%
Affiliated Managers Group Inc	87,485		2,196		Nexen Inc	2,748		70
Ameriprise Financial Inc	46,360		1,328
Citigroup Capital VIII	24,564		620		REITS - 1.41%
Citigroup Capital XI	389,064		9,742		CommonWealth REIT 7.50%	116,496		2,543
Citigroup Capital XIII	109,500		3,045		CommonWealth REIT - Series E	317,821		8,368
Citigroup Capital XIV	3,711		94		DDR Corp - Series H	13,617		344
Citigroup Capital XV	5,005		126		Digital Realty Trust Inc - Series E	82,100		2,258
Citigroup Capital XVI	50,389		1,266		Digital Realty Trust Inc - Series F	27,108		719
Corporate-Backed Trust Certificates 6.00%;	5,530		137		Duke Realty Corp 6.60%	106,620		2,708
Series GS					Duke Realty Corp 6.63%	3,115		79
Credit Suisse AG/Guernsey	19,924		517		Duke Realty Corp 8.38%	7,000		182
General Electric Capital Corp (a)	41,317		1,033		Equity Residential	20,702		1,402
Goodman PLUS Trust	34,600		3,305		Harris Preferred Capital Corp	15,600		406
Merrill Lynch Capital Trust II	33,600		839		Health Care REIT Inc	57,650		1,570

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)		Principal
REITS (continued)					BONDS (continued)	Amount (000's)	Value	(000	's)
Hospitality Properties Trust 7.00%; Series C	50,951		$1,284		Airlines - 0.25%
Kimco Realty Corp 5.50%	128,881		3,212		American Airlines 2011-2 Class A Pass
Kimco Realty Corp 6.00%	64,000		1,647		Through Trust
Kimco Realty Corp 6.90%	215,803		5,920		8.63%, 10/15/2021(d)	$4,230		$4,421
National Retail Properties Inc	81,700		2,141		Continental Airlines 2007-1 Class C Pass
Prologis Inc - Series O	98,179		2,485		Through Trust
Prologis Inc - Series Q	117,034		7,285		7.34%, 04/19/2014	1,598		1,674
Prologis Inc - Series S	6,606		166		Delta Air Lines 2011-1 Class B Pass Through
PS Business Parks Inc - Series R	170,571		4,573		Trust
PS Business Parks Inc - Series T	66,770		1,729		7.13%, 10/15/2014	5,000		5,075
PS Business Parks Inc - Series U	29,867		747		Global Aviation Holdings Inc
Public Storage	5,000		128		0.00%, 08/15/2013(a),(c)	6,545		2,387
Public Storage Inc 5.90%	1,204		33					$13,557
Public Storage Inc 6.88%	4,331		121
Realty Income Corp - Series F	43,093		1,171		Apparel - 0.14%
Regency Centers Corp (a)	120,000		3,084		Levi Strauss & Co
Senior Housing Properties Trust	16,000		393		6.88%, 05/01/2022	7,062		7,336
Suntrust Real Estate Investment Corp (d),(e)	30		3,117
Vornado Realty LP	163,022		4,547		Automobile Parts & Equipment - 0.18%
Vornado Realty Trust - Series F	26,224		661		GT 2005 Bonds BV
Vornado Realty Trust - Series H	63,400		1,599		8.00%, 07/21/2014(f)	827		825
Vornado Realty Trust - Series J	218,640		6,021		Stanadyne Corp
Vornado Realty Trust - Series K	50,000		1,273		10.00%, 08/15/2014	6,110		5,705
Wachovia Corp 7.25%	79,500		2,170		Stanadyne Holdings Inc
Weingarten Realty Investors 6.50%	20,089		510		12.00%, 02/15/2015(f)	4,895		3,249
Weingarten Realty Investors 6.75%	2,767		70					$9,779
			$76,666
					Banks- 5.06%
Savings & Loans - 0.09%					Abbey National Capital Trust I
First Niagara Financial Group Inc	172,800		5,044		8.96%, 12/31/2049	2,300		2,536
					Akbank TAS
					3.88%, 10/24/2017(e)	400		400
Sovereign - 0.18%					6.50%, 03/09/2018(e)	615		686
Farm Credit Bank of Texas	8,500		9,738
					Alfa Bank OJSC Via Alfa Bond Issuance
					PLC
Telecommunications - 0.67%					7.50%, 09/26/2019(e)	665		684
Centaur Funding Corp (a),(e)	5,000		3,339		BAC Capital Trust XIII
Qwest Corp 7.00%	150,900		4,019		4.00%, 12/31/2049(f)	6,500		5,385
Qwest Corp 7.00%	73,791		1,947		Banco Bradesco SA/Cayman Islands
Qwest Corp 7.38%	191,571		5,219		4.10%, 03/23/2015	200		208
Qwest Corp 7.50%	230,800		6,329		4.50%, 01/12/2017(e)	200		215
Telephone & Data Systems Inc 6.88%	59,903		1,662		Banco de Credito del Peru/Panama
Telephone & Data Systems Inc 7.00%	482,968		13,600		4.75%, 03/16/2016(e)	810		865
			$36,115		5.38%, 09/16/2020(e)	469		518
TOTAL PREFERRED STOCKS			$408,082		5.38%, 09/16/2020	212		234
	Principal				Banco do Brasil SA/Cayman
BONDS- 57.67%	Amount (000's)	Value	(000	's)	3.88%, 10/10/2022	699		697
					5.38%, 01/15/2021(e)	200		213
Advertising - 0.25%					5.38%, 01/15/2021	200		213
MDC Partners Inc					Bancolombia SA
11.00%, 11/01/2016	$8,990		$9,799		5.13%, 09/11/2022	554		579
Sitel LLC / Sitel Finance Corp					5.95%, 06/03/2021	200		231
11.00%, 08/01/2017(e)	3,795		3,819
					Bangkok Bank PCL/Hong Kong
			$13,618		2.75%, 03/27/2018(e)	584		586
Aerospace & Defense - 0.09%					3.88%, 09/27/2022(e)	903		917
Penerbangan Malaysia Bhd					BankAmerica Institutional Capital B
5.63%, 03/15/2016	4,340		4,892		7.70%, 12/31/2026(e)	2,700		2,751
					Barclays Bank PLC
					6.28%, 12/31/2049	300		283
Agriculture - 0.15%					6.86%, 09/29/2049(e),(f)	8,530		8,573
IOI Investment L Bhd					7.43%, 09/29/2049(e),(f)	4,850		5,044
4.38%, 06/27/2022	700		723		BBVA Banco Continental SA
Mriya Agro Holding PLC					5.00%, 08/26/2022(e)	325		346
10.95%, 03/30/2016(e)	900		885
					BNP Paribas SA
North Atlantic Trading Co					5.19%, 06/29/2049(e),(f)	1,305		1,214
11.50%, 07/15/2016(e)	5,670		5,726
					BNY Institutional Capital Trust A
Vector Group Ltd					7.78%, 12/01/2026(e)	500		507
11.00%, 08/15/2015	750		781		BPCE SA
			$8,115		1.94%, 07/29/2049(f)	6,989		3,529
					12.50%, 08/29/2049(e)	4,850		5,544

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Banks (continued)					Banks (continued)
Caixa Economica Federal					M&T Bank Corp
3.50%, 11/07/2022(d),(e),(g)	$479		$488		6.88%, 06/16/2049(e)	$14,700		$15,049
Capital One Capital V					National Australia Bank Ltd/New York
10.25%, 08/15/2039	1,000		1,030		8.00%, 09/29/2049	800		875
Capital One Capital VI					Natixis
8.88%, 05/15/2040	7,540		7,735		9.00%, 04/29/2049	3,312		3,213
Citigroup Inc					10.00%, 04/29/2049(e),(f)	2,648		2,648
5.95%, 12/29/2049	3,750		3,865		NB Capital Trust II
Claudius Ltd for Credit Suisse					7.83%, 12/15/2026	1,150		1,173
7.88%, 06/29/2049	16,960		17,935		Nordea Bank AB
8.25%, 06/29/2049	1,000		1,040		8.38%, 09/25/2049	3,300		3,551
Cooperatieve Centrale Raiffeisen-					North Fork Capital Trust II
Boerenleenbank BA/Netherlands					8.00%, 12/15/2027	1,000		997
11.00%, 12/29/2049(e),(f)	9,300		12,439		Oversea-Chinese Banking Corp Ltd
Countrywide Capital III					3.15%, 03/11/2023(e),(f)	853		859
8.05%, 06/15/2027	300		345		PNC Financial Services Group Inc
Credit Agricole SA					6.75%, 08/01/2049(f)	1,500		1,730
8.38%, 10/13/2049(e),(f)	3,000		3,052		PNC Preferred Funding Trust I
Credit Suisse Group Guernsey I Ltd					2.04%, 03/29/2049(e),(f)	1,000		850
7.88%, 02/24/2041(f)	4,000		4,160		Rabobank Capital Funding Trust III
Danske Bank A/S					5.25%, 12/29/2049(e),(f)	9,800		9,849
5.91%, 12/16/2049(f)	2,235		2,168		Royal Bank of Scotland Group PLC
DBS Bank Ltd					7.65%, 08/29/2049(f)	3,700		3,644
3.63%, 09/21/2022(f)	500		516		Russian Agricultural Bank OJSC Via RSHB
Deutsche Bank Capital Funding Trust I					Capital SA
3.33%, 12/29/2049(e),(f)	4,000		2,627		5.30%, 12/27/2017	2,521		2,698
Deutsche Bank Capital Funding Trust VII					6.00%, 06/03/2021(e)	1,300		1,359
5.63%, 01/29/2049(e),(f)	3,639		3,475		6.30%, 05/15/2017	2,105		2,334
Deutsche Bank Capital Trust					Santander Finance Preferred SAU
4.90%, 12/29/2049(d),(e),(f)	2,000		1,660		10.50%, 03/29/2049	1,005		1,055
Development Bank of Kazakhstan JSC					Sberbank of Russia Via SB Capital SA
5.50%, 12/20/2015	430		469		5.13%, 10/29/2022(e)	823		821
Dresdner Funding Trust I					6.13%, 02/07/2022(e)	500		559
8.15%, 06/30/2031(e)	12,900		11,932		Societe Generale SA
Fifth Third Capital Trust IV					1.10%, 12/29/2049(e),(f)	1,000		543
6.50%, 04/15/2049(f)	3,910		3,920		5.92%, 04/29/2049(c),(e),(f)	4,700		3,901
First Hawaiian Capital I					8.75%, 10/29/2049	11,770		11,948
8.34%, 07/01/2027	1,000		1,010		Standard Chartered PLC
Goldman Sachs Group Inc/The					6.41%, 12/30/2049(e),(f)	5,000		5,050
6.75%, 10/01/2037	3,000		3,304		7.01%, 07/29/2049(e)	4,100		4,305
HBOS Capital Funding LP					Turkiye Garanti Bankasi AS
6.85%, 03/23/2049	5,000		4,135		5.25%, 09/13/2022(e)	1,150		1,190
HBOS Capital Funding No2 LP					UBS Preferred Funding Trust V
6.07%, 06/29/2049(e),(f)	5,175		4,231		6.24%, 05/29/2049	5,200		5,200
HSBC USA Capital Trust I					Ukreximbank Via Biz Finance PLC
7.81%, 12/15/2026(e)	300		304		8.38%, 04/27/2015	9,279		9,105
ICICI Bank Ltd/Bahrain					VTB Bank OJSC Via VTB Capital SA
5.50%, 03/25/2015	500		528		6.32%, 02/22/2018	3,035		3,206
Industrial Bank of Korea					Wachovia Capital Trust III
2.38%, 07/17/2017(e)	850		861		5.57%, 03/29/2049(f)	8,800		8,734
Itau Unibanco Holding SA/Cayman Island								$275,073
6.20%, 12/21/2021(e)	500		545
JP Morgan Chase & Co					Beverages - 0.13%
7.90%, 04/29/2049(f)	600		691		Anadolu Efes Biracilik Ve Malt Sanayii AS
					3.38%, 11/01/2022(e)	800		776
JP Morgan Chase Capital XXI
1.39%, 02/02/2037(f)	5,300		4,018		Beverages & More Inc
					9.63%, 10/01/2014(e)	6,000		6,210
JP Morgan Chase Capital XXIII
1.43%, 05/15/2047(f)	5,100		3,768					$6,986
KeyCorp Capital III					Building Materials - 0.27%
7.75%, 07/15/2029	395		444		Builders FirstSource Inc
Korea Exchange Bank					13.00%, 02/15/2016(e),(f)	1,834		1,756
3.13%, 06/26/2017(e)	400		416		Building Materials Corp of America
LBG Capital No.1 PLC					6.75%, 05/01/2021(e)	2,350		2,561
7.88%, 11/01/2020(e)	2,500		2,569		Cemex Finance LLC
8.00%, 12/29/2049(e),(f)	5,195		4,971		9.38%, 10/12/2022(e)	739		772
Lloyds Banking Group PLC					Cemex SAB de CV
5.92%, 09/19/2049(e),(f)	4,675		3,401		9.00%, 01/11/2018(e)	1,455		1,510
6.27%, 11/29/2049(e),(f)	15,752		11,617		9.50%, 06/15/2018(e)	1,000		1,063

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Building Materials (continued)					Commercial Services (continued)
Masco Corp					ServiceMaster Co/TN (continued)
5.95%, 03/15/2022	$4,475		$5,007		7.45%, 08/15/2027	$2,400		$2,013
Urbi Desarrollos Urbanos SAB de CV					8.00%, 02/15/2020	3,650		3,833
9.75%, 02/03/2022(e)	2,080		1,934		TransUnion Holding Co Inc
West China Cement Ltd					9.63%, 06/15/2018	8,250		8,724
7.50%, 01/25/2016	200		179		UR Merger Sub Corp
			$14,782		5.75%, 07/15/2018(e)	1,250		1,344

Chemicals - 0.06%								$99,718
Braskem America Finance Co					Computers - 0.62%
7.13%, 07/22/2041(e)	200		225		iGate Corp
Braskem Finance Ltd					9.00%, 05/01/2016	10,990		12,006
7.38%, 10/04/2015(e)	100		108		Stratus Technologies Bermuda Ltd / Stratus
Mexichem SAB de CV					Technologies Inc
4.88%, 09/19/2022(e)	319		337		12.00%, 03/29/2015	10,231		9,745
Nexeo Solutions LLC / Nexeo Solutions					Stream Global Services Inc
Finance Corp					11.25%, 10/01/2014	11,408		12,107
8.38%, 03/01/2018	2,290		2,256					$33,858
PTT Global Chemical PCL
4.25%, 09/19/2022(e)	493		507		Consumer Products - 1.42%
			$3,433		American Achievement Corp
					10.88%, 04/15/2016(e)	10,915		9,387
Coal- 0.79%					Armored Autogroup Inc
Adaro Indonesia PT					9.25%, 11/01/2018(f)	13,985		12,027
7.63%, 10/22/2019	800		884		Central Garden and Pet Co
Foresight Energy LLC / Foresight Energy					8.25%, 03/01/2018	18,650		19,676
Corp					Prestige Brands Inc
9.63%, 08/15/2017(e)	23,150		23,902		8.25%, 04/01/2018	1,500		1,648
Mongolian Mining Corp					Reynolds Group Issuer Inc / Reynolds Group
8.88%, 03/29/2017(e)	800		816		Issuer LLC / Reynolds Group Issuer
Penn Virginia Resource Partners LP / Penn					(Luxembourg) S.A.
Virginia Resource Finance Corp					6.88%, 02/15/2021(f)	21,000		22,313
8.25%, 04/15/2018	4,722		4,905		Spectrum Brands Inc
Penn Virginia Resource Partners LP / Penn					9.50%, 06/15/2018	3,000		3,367
Virginia Resource Finance Corp II					YCC Holdings LLC / Yankee Finance Inc
8.38%, 06/01/2020(e)	10,950		11,498		10.25%, PIK 11.00%, 02/15/2016(h)	8,375		8,658
Yancoal International Resources								$77,076
Development Co Ltd
5.73%, 05/16/2022(e)	795		818		Distribution & Wholesale - 0.64%
			$42,823		HD Supply Inc
					8.13%, 04/15/2019(e)	6,275		6,903
Commercial Services - 1.84%					11.00%, 04/15/2020(e)	6,600		7,508
Catalent Pharma Solutions Inc					INTCOMEX Inc
9.50%, 04/15/2015	8,485		8,707		13.25%, 12/15/2014	8,785		8,875
Ceridian Corp					VWR Funding Inc
8.88%, 07/15/2019(e)	6,675		7,075		7.25%, 09/15/2017(e)	11,030		11,223
DP World Ltd								$34,509
6.85%, 07/02/2037	580		636
DynCorp International Inc					Diversified Financial Services - 3.22%
10.38%, 07/01/2017	11,233		9,885		Ageas Hybrid Financing SA
Emergency Medical Services Corp					8.25%, 12/29/2049	7,264		7,046
8.13%, 06/01/2019	13,079		13,864		Bank of New York Mellon SA Institucion de
Jaguar Holding Co II / Jaguar Merger Sub					Banca Multiple
					9.63%, 05/02/2021(e)	1,068		1,004
Inc
9.50%, 12/01/2019(e)	6,345		7,091		Blackstone Holdings Finance Co LLC
					4.75%, 02/15/2023(e)	825		885
Knowledge Universe Education LLC					5.88%, 03/15/2021(e)	1,000		1,117
7.75%, 02/01/2015(e)	8,175		7,194
Korea Expressway Corp					BM&FBovespa SA
1.88%, 10/22/2017(e)	400		395		5.50%, 07/16/2020	400		462
Laureate Education Inc					Capital One Capital III
9.25%, 09/01/2019(e)	7,850		7,732		7.69%, 08/01/2049	3,050		3,094
11.00%, 08/15/2015(e),(f)	2,800		2,877		Capital One Capital IV
Live Nation Entertainment Inc					6.75%, 02/17/2037	2,325		2,349
7.00%, 09/01/2020(e)	2,000		2,070		Charles Schwab Corp/The
					7.00%, 02/01/2049(f)	1,700		1,949
Logo Merger Sub Corp
8.38%, 10/15/2020(e)	2,275		2,309		Doha Finance Ltd
Rural Metro Corp					3.50%, 03/14/2017	600		621
10.13%, 07/15/2019(e)	4,035		3,763		E*Trade Financial Corp
10.13%, 07/15/2019(e)	5,750		5,362		7.88%, 12/01/2015	7,810		7,917
ServiceMaster Co/TN					General Electric Capital Corp
					6.25%, 12/15/2022(f)	2,600		2,834
7.10%, 03/01/2018	5,000		4,844

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

		Principal					Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Diversified Financial Services (continued)						Electric (continued)
General Electric Capital Corp	(continued)					Korea Western Power Co Ltd
7.13%, 12/15/2049(f)		$24,900		$28,488		3.13%, 05/10/2017(e)	$1,468		$1,538
Glen Meadow Pass-Through Trust						Listrindo Capital BV
6.51%, 02/12/2067(e),(f)		11,300		10,283		6.95%, 02/21/2019(e)	400		453
Goldman Sachs Capital I						Majapahit Holding BV
6.35%, 02/15/2034		10,171		10,484		7.75%, 01/20/2020(e)	1,730		2,175
HSBC Finance Capital Trust IX						7.88%, 06/29/2037	1,375		1,884
5.91%, 11/30/2035		1,500		1,495		NextEra Energy Capital Holdings Inc
Icahn Enterprises LP / Icahn Enterprises						7.30%, 09/01/2067(f)	200		221
Finance Corp						NTPC Ltd
7.75%, 01/15/2016		8,930		9,332		5.63%, 07/14/2021	1,000		1,084
8.00%, 01/15/2018		6,625		7,122		Perusahaan Listrik Negara PT
8.00%, 01/15/2018(e)		2,650		2,849		5.50%, 11/22/2021(e)	1,400		1,578
Jefferies Group Inc						PPL Capital Funding Inc
8.50%, 07/15/2019		2,500		2,925		6.70%, 03/30/2067(f)	3,050		3,214
Macquarie PMI LLC						Saudi Electricity Global Sukuk Co
8.38%, 12/02/2049		3,350		3,434		2.67%, 04/03/2017	900		929
MAF Global Securities Ltd						4.21%, 04/03/2022	1,280		1,387
5.25%, 07/05/2019		1,150		1,206		SP PowerAssets Ltd
Metalloinvest Finance Ltd						2.70%, 09/14/2022	1,000		983
6.50%, 07/21/2016(e)		550		566					$43,673
Nationstar Mortgage LLC / Nationstar Capital
Corp						Electrical Components & Equipment - 0.15%
7.88%, 10/01/2020(e)		7,940		8,178		Coleman Cable Inc
Nuveen Investments Inc						9.00%, 02/15/2018	7,795		8,302
9.13%, 10/15/2017(e)		16,725		16,704
Power Sector Assets & Liabilities						Engineering & Construction - 0.23%
Management Corp						Alion Science & Technology Corp
7.25%, 05/27/2019		804		1,043		12.00%, PIK 2.00%, 11/01/2014(h)	9,181		8,607
7.39%, 12/02/2024(e)		327		459		10.25%, 02/01/2015	5,310		2,841
Rivers Pittsburgh Borrower LP/Rivers						Odebrecht Finance Ltd
Pittsburgh Finance Corp						5.13%, 06/26/2022(e)	516		561
9.50%, 06/15/2019(e)		4,830		5,216		6.00%, 04/05/2023(e)	200		232
Schahin II Finance Co SPV Ltd						Yuksel Insaat AS
5.88%, 09/25/2022(e)		300		318		9.50%, 11/10/2015	500		402
Serta Simmons Holdings LLC									$12,643
8.13%, 10/01/2020(e)		4,090		4,126
Swiss Re Capital I LP						Entertainment - 1.52%
6.85%, 05/29/2049(e),(f)		12,500		13,040		American Casino & Entertainment Properties
ZFS Finance USA Trust II						LLC / ACEP Finance Corp
6.45%, 12/15/2065(e),(f)		8,900		9,568		11.00%, 06/15/2014	3,895		4,036
ZFS Finance USA Trust V						Carmike Cinemas Inc
6.50%, 05/09/2037(e)		8,432		9,001		7.38%, 05/15/2019	3,500		3,771
				$175,115		Chukchansi Economic Development
						Authority
Electric - 0.80%						9.75%, 05/30/2020(e)	3,796		2,297
Abu Dhabi National Energy Co						Diamond Resorts Corp
6.25%, 09/16/2019		200		239		12.00%, 08/15/2018	9,650		10,350
AES Corp/VA						Lions Gate Entertainment Inc
7.38%, 07/01/2021		9,864		11,023		10.25%, 11/01/2016(e)	11,495		12,889
Dominion Resources Inc/VA						NAI Entertainment Holdings LLC
2.66%, 09/30/2049(f)		6,000		5,544		8.25%, 12/15/2017(e)	3,348		3,725
7.50%, 06/30/2066		700		770		Regal Entertainment Group
Empresa de Energia de Bogota SA						9.13%, 08/15/2018	1,010		1,121
6.13%, 11/10/2021(e)		500		565		Seminole Indian Tribe of Florida
Empresa Distribuidora Y Comercializadora						7.75%, 10/01/2017(e)	2,800		3,052
Norte						Snoqualmie Entertainment Authority
9.75%, 10/25/2022		500		231		4.48%, 02/01/2014(e),(f)	7,805		7,746
Integrys Energy Group Inc						9.13%, 02/01/2015(e)	4,315		4,369
6.11%, 12/01/2066(f)		6,400		6,720		Speedway Motorsports Inc
Kazatomprom Natsionalnaya Atomnaya						6.75%, 02/01/2019	1,100		1,169
Kompaniya AO						Vail Resorts Inc
6.25%, 05/20/2015		550		603		6.50%, 05/01/2019	2,550		2,767
Korea East-West Power Co Ltd						WMG Acquisition Corp
2.50%, 07/16/2017(e)		400		409		6.00%, 01/15/2021(e),(g)	3,970		3,980
Korea Electric Power Corp						11.50%, 10/01/2018	15,565		17,549
3.00%, 10/05/2015(e)		400		418		Yonkers Racing Corp
Korea Hydro & Nuclear Power Co Ltd						11.38%, 07/15/2016(e)	3,250		3,445
3.00%, 09/19/2022(e)		901		902					$82,266
4.75%, 07/13/2021		700		803

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Environmental Control - 0.02%				Healthcare - Services (continued)
Darling International Inc				Symbion Inc
8.50%, 12/15/2018	$1,000	$1,136		8.00%, 06/15/2016		$2,235		$2,302
				11.00%, 08/23/2015		3,420		3,522
				Tenet Healthcare Corp
Food- 0.88%				6.25%, 11/01/2018		2,500		2,706
BI-LO LLC / BI-LO Finance Corp
9.25%, 02/15/2019(e)	11,175	11,706		United Surgical Partners International Inc
Bumble Bee Acquisition Corp				9.00%, 04/01/2020		3,160		3,460
9.00%, 12/15/2017(e)	3,862	4,065						$88,864
Bumble Bee Holdco SCA				Holding Companies - Diversified - 0.18%
9.63%, PIK 10.38%, 03/15/2018(e),(h)	14,220	13,651		Dubai Holding Commercial Operations MTN
Cencosud SA				Ltd
5.50%, 01/20/2021(e)	1,000	1,062		4.75%, 01/30/2014	EUR	200		254
Corp Azucarera del Peru SA				6.00%, 02/01/2017	GBP	600		931
6.38%, 08/02/2022(e)	300	325		Hutchison Whampoa International 10 Ltd
Grupo Bimbo SAB de CV				6.00%, 12/29/2049(f)		$700		733
4.50%, 01/25/2022(e)	600	660		Hutchison Whampoa International 11 Ltd
Minerva Overseas II Ltd				4.63%, 01/13/2022(e)		500		557
10.88%, 11/15/2019(e)	900	1,039		Hutchison Whampoa International 12 Ltd
Pinnacle Foods Finance LLC / Pinnacle Foods				6.00%, 05/07/2049(e),(f)		2,500		2,606
Finance Corp				Sinochem Overseas Capital Co Ltd
8.25%, 09/01/2017	2,125	2,284		4.50%, 11/12/2020		657		708
9.25%, 04/01/2015	5,107	5,216		4.50%, 11/12/2020(e)		2,425		2,613
US Foods Inc				Swire Pacific MTN Financing Ltd
8.50%, 06/30/2019(e)	7,510	7,867		4.50%, 02/28/2022		900		990
		$47,875		Votorantim Cimentos SA
				7.25%, 04/05/2041(e)		300		339
Forest Products & Paper - 0.02%
Clearwater Paper Corp								$9,731
7.13%, 11/01/2018	1,100	1,200		Housewares - 0.14%
Verso Paper Holdings LLC / Verso Paper				American Standard Americas
Inc				10.75%, 01/15/2016(e)		8,210		7,676
8.75%, 02/01/2019	270	100
		$1,300
				Insurance - 4.83%
Gas- 0.03%				ACE Capital Trust II
Mega Advance Investments Ltd				9.70%, 04/01/2030		2,500		3,654
5.00%, 05/12/2021(e)	1,200	1,342		Aegon NV
				1.87%, 07/29/2049(f)		4,600		2,438
				Allstate Corp/The
Hand & Machine Tools - 0.34%				6.13%, 05/15/2037(f)		1,970		2,041
Thermadyne Holdings Corp				AXA SA
9.00%, 12/15/2017	17,440	18,399		6.38%, 12/29/2049(e),(f)		6,500		6,077
				8.60%, 12/15/2030		4,600		5,725
Healthcare - Products - 0.29%				Catlin Insurance Co Ltd
Biomet Inc				7.25%, 07/29/2049(e)		18,535		18,720
6.50%, 08/01/2020(e)	6,475	6,685		Chubb Corp/The
Hologic Inc				6.38%, 03/29/2049(f)		1,600		1,736
6.25%, 08/01/2020(e)	5,000	5,300		Dai-ichi Life Insurance Co Ltd/The
Physio-Control International Inc				7.25%, 12/31/2049(c),(e)		4,600		5,371
9.88%, 01/15/2019(e)	3,470	3,800		Everest Reinsurance Holdings Inc
		$15,785		6.60%, 05/15/2037(f)		6,395		6,551
				Great-West Life & Annuity Insurance Capital
Healthcare - Services - 1.64%				LP
Apria Healthcare Group Inc				6.63%, 11/15/2034(e)		2,400		2,439
12.38%, 11/01/2014	17,424	16,989		Hub International Ltd
11.25%, 11/01/2014	4,740	4,882		8.13%, 10/15/2018(e)		4,025		4,136
CHS/Community Health Systems Inc				ING Capital Funding Trust III
5.13%, 08/15/2018	2,850	2,957		3.96%, 12/31/2049(f)		6,520		6,121
HCA Inc				ING Groep NV
7.50%, 02/15/2022	17,100	19,109		5.78%, 12/08/2049		3,000		2,835
OnCure Holdings Inc				Ironshore Holdings US Inc
11.75%, 05/15/2017	9,200	5,520		8.50%, 05/15/2020(e)		7,170		8,079
Physiotherapy Associates Holdings Inc				Lancashire Holdings Ltd
11.88%, 05/01/2019(e)	4,465	4,554
				5.70%, 10/01/2022(d),(e)		6,400		6,376
Radiation Therapy Services Inc				Liberty Mutual Group Inc
8.88%, 01/15/2017	10,000	9,613		7.00%, 03/15/2037(e),(f)		2,800		2,772
Radnet Management Inc				7.80%, 03/15/2037(e)		9,091		10,205
10.38%, 04/01/2018	10,000	10,050		Lincoln National Corp
ResCare Inc				6.05%, 04/20/2067(f)		5,684		5,684
10.75%, 01/15/2019	2,870	3,200		7.00%, 05/17/2066(f)		4,700		4,818

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Insurance (continued)					Iron & Steel (continued)
MetLife Capital Trust IV					Ferrexpo Finance PLC
7.88%, 12/15/2037(e)	$1,820		$2,197		7.88%, 04/07/2016(e)	$1,200		$1,152
MetLife Capital Trust X					Gerdau Holdings Inc
9.25%, 04/08/2038(e)	7,200		10,008		7.00%, 01/20/2020	500		588
MetLife Inc					Metinvest BV
6.40%, 12/15/2049(f)	1,500		1,631		8.75%, 02/14/2018(e)	700		672
Mitsui Sumitomo Insurance Co Ltd					Ryerson Inc / Joseph T Ryerson & Son Inc
7.00%, 03/15/2049(e)	5,625		6,357		9.00%, 10/15/2017(e)	540		551
Nationwide Financial Services Inc					Samarco Mineracao SA
6.75%, 05/15/2037	15,980		16,699		4.13%, 11/01/2022(d),(e)	783		782
Oil Insurance Ltd					Severstal OAO Via Steel Capital SA
3.34%, 12/29/2049(e),(f)	8,200		7,323		5.90%, 10/17/2022(e)	500		496
Progressive Corp/The					6.70%, 10/25/2017	323		346
6.70%, 06/15/2037	300		327		Standard Steel LLC/Standard Steel Finance
Prudential Financial Inc					Corp
5.88%, 09/15/2042(f)	2,800		2,947		12.00%, 05/01/2015(e)	5,495		6,264
8.88%, 06/15/2049(f)	4,805		5,934					$25,805
Prudential PLC
6.50%, 06/29/2049	2,500		2,487		Leisure Products & Services - 0.75%
7.75%, 12/23/2049	12,800		13,888		Carlson Wagonlit BV
					6.88%, 06/15/2019(e)	3,000		3,135
11.75%, 12/29/2049(f)	6,000		6,915
QBE Capital Funding II LP					Equinox Holdings Inc
					9.50%, 02/01/2016(e)	10,680		11,347
6.80%, 06/29/2049(e),(f)	19,155		19,171
QBE Capital Funding III Ltd					Sabre Holdings Corp
					8.35%, 03/15/2016(f)	12,050		12,321
7.25%, 05/24/2041(e),(f)	14,600		15,257
QBE Insurance Group Ltd					Sabre Inc
					8.50%, 05/15/2019(e)	9,270		9,618
5.65%, 07/01/2023(e),(f)	1,300		1,288
Reinsurance Group of America Inc					Travelport LLC
					6.36%, 12/01/2016(e),(f)	915		689
6.75%, 12/15/2065(f)	9,600		9,713
Sirius International Group Ltd					9.88%, 09/01/2014	4,445		3,434
7.51%, 05/29/2049(e),(f)	2,900		3,013		11.88%, 09/01/2016	665		248
StanCorp Financial Group Inc								$40,792
5.00%, 08/15/2022	1,625		1,697		Lodging - 1.00%
USI Holdings Corp					Caesars Entertainment Operating Co Inc
4.31%, 11/15/2014(e),(f)	1,299		1,260		8.50%, 02/15/2020(e)	6,500		6,386
9.75%, 05/15/2015(e)	14,242		14,456		12.75%, 04/15/2018	1,000		725
XL Group PLC					11.25%, 06/01/2017	15,000		16,238
6.50%, 12/31/2049(f)	15,245		14,140		10.00%, 12/15/2018	9,100		5,688
			$262,486		Caesars Operating Escrow LLC / Caesars
Internet - 0.81%					Escrow Corp
					9.00%, 02/15/2020(e)	4,150		4,129
Expedia Inc
5.95%, 08/15/2020	8,300		9,164		Chester Downs & Marina LLC
					9.25%, 02/01/2020(e)	1,000		995
GXS Worldwide Inc
9.75%, 06/15/2015	17,633		18,250		Seminole Hard Rock Entertainment Inc
					2.89%, 03/15/2014(e),(f)	1,300		1,290
Open Solutions Inc
9.75%, 02/01/2015(e)	3,015		2,563		Sugarhouse HSP Gaming Prop Mezz LP /
Tencent Holdings Ltd					Sugarhouse HSP Gaming Finance Corp
					8.63%, 04/15/2016(e)	6,975		7,472
3.38%, 03/05/2018(e)	1,000		1,020
4.63%, 12/12/2016(e)	400		428		Wynn Las Vegas LLC / Wynn Las Vegas
Zayo Group LLC / Zayo Capital Inc					Capital Corp
					5.38%, 03/15/2022(e)	6,250		6,445
8.13%, 01/01/2020	2,775		3,039
10.13%, 07/01/2020	8,600		9,611		7.75%, 08/15/2020	4,600		5,164
			$44,075					$54,532

Investment Companies - 0.06%					Machinery - Diversified - 0.07%
Grupo Aval Ltd					Tempel Steel Co
					12.00%, 08/15/2016(e)	4,075		4,024
4.75%, 09/26/2022(e)	731		731
5.25%, 02/01/2017(e)	400		427
Gruposura Finance					Media- 0.95%
5.70%, 05/18/2021(e)	1,096		1,222		Baker & Taylor Acquisitions Corp
IPIC GMTN Ltd					15.00%, 04/01/2017(d)	5,085		4,882
3.75%, 03/01/2017(e)	1,000		1,060		Bresnan Broadband Holdings LLC
			$3,440		8.00%, 12/15/2018(e)	1,800		1,935
					Cablevision Systems Corp
Iron & Steel - 0.48%					8.00%, 04/15/2020	2,100		2,357
APERAM
7.38%, 04/01/2016(e)	8,300		7,221		CCO Holdings LLC / CCO Holdings Capital
7.75%, 04/01/2018(e)	8,325		6,826		Corp
Evraz Group SA					7.00%, 01/15/2019	2,500		2,688
6.75%, 04/27/2018(e)	900		907		8.13%, 04/30/2020	2,000		2,250

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mining (continued)
Clear Channel Worldwide Holdings Inc					Vale Overseas Ltd (continued)
7.63%, 03/15/2020	$3,280		$3,091		6.25%, 01/11/2016	$250		$283
CSC Holdings LLC					Volcan Cia Minera SAA
6.75%, 11/15/2021(e)	1,250		1,391		5.38%, 02/02/2022(e)	1,000		1,077
DCP LLC/DCP Corp								$64,957
10.75%, 08/15/2015(e)	3,960		4,099
DISH DBS Corp					Miscellaneous Manufacturing - 0.11%
5.88%, 07/15/2022	2,482		2,606		GE Capital Trust I
Entercom Radio LLC					6.38%, 11/15/2067	2,400		2,571
10.50%, 12/01/2019	790		861		Polymer Group Inc
Globo Comunicacao e Participacoes SA					7.75%, 02/01/2019	1,030		1,102
6.25%, 07/29/2049(f)	200		216		RBS Global Inc / Rexnord LLC
Grupo Televisa SAB					8.50%, 05/01/2018	2,050		2,250
6.00%, 05/15/2018	700		836					$5,923
6.63%, 03/18/2025	575		758		Mortgage Backed Securities - 4.90%
Houghton Mifflin Harcourt Publishers Inc /					Banc of America Commercial Mortgage Trust
Houghton Mifflin Harcourt Publishing					2007-2
0.00%, 06/01/2019(a),(e)	6,200		3,317		5.64%, 04/10/2049(f)	6,395		7,110
Myriad International Holding BV					Banc of America Merrill Lynch Commercial
6.38%, 07/28/2017	1,100		1,246		Mortgage Inc
NET Servicos de Comunicacao SA					4.99%, 07/10/2042	1,030		1,073
7.50%, 01/27/2020	500		577		5.19%, 11/10/2042(f)	3,044		3,065
Univision Communications Inc					Banc of America Re-REMIC Trust 2009-
6.75%, 09/15/2022(e)	2,000		2,000		UBER2
6.88%, 05/15/2019(e)	15,875		16,232		5.53%, 06/24/2049(e),(f)	1,000		1,080
			$51,342		5.62%, 04/24/2049(e),(f)	1,500		1,684
Metal Fabrication & Hardware - 0.44%					BCRR Trust
					5.86%, 07/17/2040(e)	2,000		2,197
AM Castle & Co
12.75%, 12/15/2016	1,965		2,250		CD 2006-CD2 Mortgage Trust
					5.35%, 01/15/2046(f)	5,134		5,551
Atkore International Inc
9.88%, 01/01/2018	3,340		3,340		CD 2007-CD5 Mortgage Trust
					0.17%, 11/15/2044(e),(f)	55,027		214
Severstal Columbus LLC
10.25%, 02/15/2018	11,797		12,151		5.89%, 11/15/2044	2,491		2,958
Shale-Inland Holdings LLC / Shale-Inland					Citigroup Commercial Mortgage Trust
					5.32%, 12/17/2049(e)	746		795
Finance Corp
8.75%, 11/15/2019(d),(e),(g)	5,920		5,861		COMM 2004-LNB3 Mortgage Trust
					5.36%, 07/10/2037(f)	1,500		1,460
			$23,602		COMM 2012-CCRE1 Mortgage Trust
Mining - 1.20%					5.37%, 05/15/2045(f)	4,000		4,431
ALROSA Finance SA					Commercial Mortgage Pass-Through
7.75%, 11/03/2020(e)	500		572		Certificates Series 2006-C1
Century Aluminum Co					5.41%, 02/15/2039(f)	4,755		5,019
8.00%, 05/15/2014	7,535		7,639		5.41%, 02/15/2039(f)	1,500		1,418
Corp Nacional del Cobre de Chile					5.41%, 02/15/2039(f)	5,200		3,360
3.00%, 07/17/2022(e)	3,553		3,583		Commercial Mortgage Pass-Through
4.25%, 07/17/2042(e)	3,805		3,867		Certificates Series 2007-C5
6.15%, 10/24/2036	3,247		4,237		0.09%, 09/15/2040(e),(f)	66,872		427
Gold Fields Orogen Holding BVI Ltd					Credit Suisse First Boston Mortgage
4.88%, 10/07/2020(e)	1,640		1,623		Securities Corp
4.88%, 10/07/2020	400		396		0.97%, 01/15/2037(e),(f)	45,483		449
Horsehead Holding Corp					4.82%, 10/15/2039	1,500		1,547
10.50%, 06/01/2017(e)	6,250		6,484		4.96%, 01/15/2037(e)	2,500		2,520
IAMGOLD Corp					5.10%, 08/15/2038	7,324		7,651
6.75%, 10/01/2020(e)	6,875		6,858		5.10%, 08/15/2038	1,500		1,500
KGHM International Ltd					5.23%, 12/15/2040	5,443		5,709
7.75%, 06/15/2019(e)	6,950		7,176		CSMC Series 2009-RR1
Midwest Vanadium Pty Ltd					5.38%, 02/15/2040(e)	400		446
11.50%, 02/15/2018(e)	9,180		5,508		DBUBS Mortgage Trust
Mirabela Nickel Ltd					0.25%, 11/10/2046(e),(f)	136,884		2,376
8.75%, 04/15/2018(e)	10,185		8,352		1.43%, 07/10/2044(e),(f)	18,797		1,328
Noranda Aluminum Acquisition Corp					FHLMC Multifamily Structured Pass
4.73%, 05/15/2015(f)	4,132		3,904		Through Certificates
Old AII Inc					1.51%, 08/25/2020(f)	32,282		2,725
7.63%, 02/15/2018	1,715		1,741		1.70%, 04/25/2040(f)	35,322		3,176
Southern Copper Corp					1.90%, 11/25/2039(f)	28,598		2,733
6.75%, 04/16/2040	750		890		2.00%, 09/25/2039(f)	32,000		3,169
Vale Overseas Ltd					2.09%, 10/25/2025(f)	47,224		4,847
4.63%, 09/15/2020	500		539		2.21%, 12/25/2039(f)	15,514		2,398
5.63%, 09/15/2019	200		228		2.29%, 01/25/2041(f)	15,805		2,341

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value(000	's)

Mortgage Backed Securities (continued)					Mortgage Backed Securities (continued)
FHLMC Multifamily Structured Pass					UBS-Barclays Commercial Mortgage Trust
Through Certificates (continued)					(continued)
2.53%, 07/25/2039(d),(f)	$89,000		$10,291		2.21%, 08/10/2049(e),(f)		$35,078	$5,012
2.57%, 12/25/2043(f)	18,309		3,035		Wachovia Bank Commercial Mortgage Trust
2.58%, 11/25/2041(f)	25,000		4,474		1.57%, 06/15/2035(e),(f)		19,322	126
2.79%, 08/25/2039(f)	8,877		1,685		5.34%, 11/15/2048		3,348	3,700
2.79%, 01/25/2043(f)	8,000		1,454		5.37%, 11/15/2048		6,227	5,218
3.22%, 02/25/2042(f)	21,495		4,617		5.38%, 12/15/2043(f)		8,200	8,580
3.61%, 06/25/2046(f)	4,400		968		Wells Fargo Commercial Mortgage Trust
4.60%, 11/25/2044	1,800		528		0.58%, 11/15/2043(e),(f)		13,678	482
GE Capital Commercial Mortgage Corp								$265,936
4.87%, 06/10/2048(f)	3,742		3,678
Greenwich Capital Commercial Funding					Municipals - 0.02%
Corp					Bogota Distrito Capital
5.48%, 03/10/2039	6,240		6,704		9.75%, 07/26/2028	COP	1,500,000	1,224
5.53%, 03/10/2039	4,000		1,511
5.87%, 12/10/2049(f)	2,000		2,191		Office & Business Equipment - 0.12%
GS Mortgage Securities Corp II					CDW LLC / CDW Finance Corp
1.76%, 08/10/2044(e),(f)	31,965		2,826		8.00%, 12/15/2018(f)		$6,000	6,555
5.37%, 05/17/2045(e)	400		430
JP Morgan Chase Commercial Mortgage
Securities Corp					Oil & Gas - 3.42%
2.05%, 08/05/2032(e),(f)	12,664		1,407		Afren PLC
					10.25%, 04/08/2019(e)		500	572
3.91%, 05/05/2030(e),(f)	8,400		9,188
4.99%, 09/12/2037	200		209		Bill Barrett Corp
5.31%, 01/15/2049	518		521		7.00%, 10/15/2022		14,700	15,067
5.32%, 12/15/2044(f)	3,565		3,865		7.63%, 10/01/2019		5,975	6,333
5.34%, 05/15/2047	1,000		995		BreitBurn Energy Partners LP / BreitBurn
5.48%, 05/15/2045	6,000		5,732		Finance Corp
					7.88%, 04/15/2022(e)		19,771	20,463
5.51%, 04/15/2043(f)	5,599		3,700
5.52%, 05/15/2045(f)	7,795		6,703		Carrizo Oil & Gas Inc
5.63%, 12/05/2019(e)	4,750		5,689		7.50%, 09/15/2020		1,975	2,015
5.73%, 02/12/2049(f)	150		177		Dolphin Energy Ltd
5.87%, 04/15/2045(f)	10,000		9,625		5.89%, 06/15/2019		880	999
LB-UBS Commercial Mortgage Trust					EP Energy LLC / EP Energy Finance Inc
					6.88%, 05/01/2019(e)		1,200	1,296
0.42%, 09/15/2037(e),(f)	45,766		130
4.84%, 07/15/2040	5,500		5,750		EPL Oil & Gas Inc
					8.25%, 02/15/2018(e)		1,630	1,614
4.95%, 07/15/2040(f)	5,000		4,543
5.00%, 01/15/2036	1,000		919		Gazprom Neft OAO Via GPN Capital SA
					4.38%, 09/19/2022(e)		500	501
5.46%, 02/15/2040(f)	5,000		5,558
5.47%, 09/15/2039(f)	8,500		8,025		Gazprom OAO Via Gaz Capital SA
					4.95%, 07/19/2022(e)		676	717
6.11%, 07/15/2040	6,227		6,779
Merrill Lynch Mortgage Trust					6.51%, 03/07/2022		1,000	1,177
5.38%, 01/12/2044(f)	2,300		2,511		KazMunayGas National Co
5.78%, 08/12/2043	2,500		2,793		6.38%, 04/09/2021		3,454	4,071
					6.38%, 04/09/2021(e)		2,355	2,776
Merrill Lynch/Countrywide Commercial					7.00%, 05/05/2020(e)		2,110	2,593
Mortgage Trust
0.44%, 09/12/2049(f)	24,685		216		7.00%, 05/05/2020		4,640	5,702
5.24%, 12/12/2049(f)	2,000		1,665		9.13%, 07/02/2018		2,503	3,263
5.42%, 08/12/2048	345		354		Lukoil International Finance BV
					7.25%, 11/05/2019(e)		1,000	1,205
5.48%, 07/12/2046(f)	2,000		1,776
5.53%, 03/12/2051	8,850		8,782		Magnum Hunter Resources Corp
					9.75%, 05/15/2020(e)		915	938
Morgan Stanley Bank of America Merrill
Lynch Trust					Midstates Petroleum Co Inc / Midstates
2.35%, 09/15/2022(e),(f)	38,400		5,003		Petroleum Co LLC
					10.75%, 10/01/2020(e)		4,500	4,770
Morgan Stanley Capital I Trust 2003-IQ6
5.13%, 12/15/2041(e),(f)	1,750		1,755		MIE Holdings Corp
					9.75%, 05/12/2016(e)		500	530
Morgan Stanley Capital I Trust 2004-RR2
5.45%, 10/28/2033(e)	44		44		Milagro Oil & Gas Inc
Morgan Stanley Capital I Trust 2007-HQ12					10.50%, 05/15/2016		5,765	4,309
5.58%, 04/12/2049(f)	666		685		National JSC Naftogaz of Ukraine
Morgan Stanley Capital I Trust 2011-C3					9.50%, 09/30/2014		800	815
1.39%, 07/15/2049(e),(f)	44,628		2,664		Novatek OAO via Novatek Finance Ltd
					6.60%, 02/03/2021(e)		940	1,102
Prudential Mortgage Capital Funding LLC
7.94%, 05/10/2034(e),(f)	39		39		Odebrecht Drilling Norbe VIII/IX Ltd
RBSCF Trust 2009-RR1					6.35%, 06/30/2021		485	559
5.76%, 09/17/2039(e),(f)	150		155		OGX Austria GmbH
					8.50%, 06/01/2018(e)		2,400	2,094
UBS-Barclays Commercial Mortgage Trust
1.83%, 03/10/2022(e),(f)	34,698		3,712		Pemex Project Funding Master Trust
					6.63%, 06/15/2035		1,145	1,428

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)					Oil & Gas Services (continued)
Penn Virginia Corp					Thermon Industries Inc
7.25%, 04/15/2019	$1,500		$1,440		9.50%, 05/01/2017	$2,237		$2,483
Pertamina Persero PT								$36,914
5.25%, 05/23/2021	1,000		1,110
6.50%, 05/27/2041	320		381		Packaging & Containers - 0.06%
Petrobras International Finance Co - Pifco					Pretium Packaging LLC / Pretium Finance
5.38%, 01/27/2021	200		227		Inc
5.75%, 01/20/2020	200		231		11.50%, 04/01/2016	3,350		3,434
6.88%, 01/20/2040	200		258
7.88%, 03/15/2019	200		253		Pharmaceuticals - 0.45%
Petroleos de Venezuela SA					BioScrip Inc
4.90%, 10/28/2014	22,597		20,959		10.25%, 10/01/2015	10,185		10,898
5.00%, 10/28/2015	5,976		5,229		Endo Health Solutions Inc
5.25%, 04/12/2017	9,623		7,602		7.00%, 07/15/2019	1,500		1,620
Petroleos Mexicanos					7.00%, 12/15/2020	1,850		1,989
4.88%, 01/24/2022	700		784		Grifols Inc
5.50%, 01/21/2021	4,950		5,779		8.25%, 02/01/2018	8,365		9,285
6.50%, 06/02/2041	700		869		Hypermarcas SA
Petroliam Nasional Bhd					6.50%, 04/20/2021(e)	750		806
7.63%, 10/15/2026	1,800		2,681					$24,598
Petronas Capital Ltd
7.88%, 05/22/2022	2,089		3,012		Pipelines - 1.06%
Precision Drilling Corp					Atlas Pipeline Partners LP / Atlas Pipeline
6.50%, 12/15/2021	2,400		2,538		Finance Corp
					6.63%, 10/01/2020(e)	4,225		4,373
PTT PCL
4.50%, 10/25/2042(e)	490		487		Crestwood Midstream Partners LP /
PTTEP Canada International Finance Ltd					Crestwood Midstream Finance Corp
5.69%, 04/05/2021	421		490		7.75%, 04/01/2019	15,135		15,475
6.35%, 06/12/2042	200		253		Eagle Rock Energy Partners LP / Eagle Rock
QEP Resources Inc					Energy Finance Corp
5.38%, 10/01/2022	2,900		3,045		8.38%, 06/01/2019	12,981		12,949
					8.38%, 06/01/2019(e)	7,360		7,342
QGOG Atlantic / Alaskan Rigs Ltd
5.25%, 07/30/2018(e)	445		468		Targa Resources Partners LP / Targa
Ras Laffan Liquefied Natural Gas Co Ltd II					Resources Partners Finance Corp
					6.38%, 08/01/2022(e)	2,000		2,135
5.30%, 09/30/2020	798		899
Ras Laffan Liquefied Natural Gas Co Ltd III					TransCanada PipeLines Ltd
					6.35%, 05/15/2067(f)	12,950		13,916
5.83%, 09/30/2016	485		534
6.75%, 09/30/2019	500		627		Transportadora de Gas Internacional SA
Reliance Holdings USA Inc					ESP
					5.70%, 03/20/2022(e)	1,055		1,176
4.50%, 10/19/2020	200		211
5.40%, 02/14/2022(e)	400		445					$57,366
SandRidge Energy Inc					Real Estate - 0.34%
7.50%, 03/15/2021	7,700		8,008		BR Malls International Finance Ltd
8.00%, 06/01/2018(e)	2,775		2,914
					8.50%, 01/29/2049	300		327
8.13%, 10/15/2022(e)	10,000		10,750		8.50%, 10/21/2049(e)	750		817
Shelf Drilling Holdings Ltd					BR Properties SA
8.63%, 11/01/2018(e)	2,925		2,940		9.00%, 10/29/2049(e)	500		547
Sidewinder Drilling Inc					China Overseas Finance Cayman IV Ltd
9.75%, 11/15/2019(e),(g)	2,800		2,814
					4.88%, 02/15/2017	200		217
Sinopec Group Overseas Development 2012					Country Garden Holdings Co Ltd
Ltd					11.13%, 02/23/2018	500		561
4.88%, 05/17/2042(e)	2,103		2,415
					Emaar Sukuk Ltd
State Oil Co of the Azerbaijan Republic					6.40%, 07/18/2019	1,100		1,191
5.45%, 02/09/2017	951		1,025		Evergrande Real Estate Group Ltd
W&T Offshore Inc					13.00%, 01/27/2015	295		305
8.50%, 06/15/2019(e)	5,610		5,905
					General Shopping Finance Ltd
Zhaikmunai LLP					10.00%, 11/29/2049(e)	500		507
10.50%, 10/19/2015	1,050		1,151		Kennedy-Wilson Inc
			$185,643		8.75%, 04/01/2019	12,525		13,339
Oil & Gas Services - 0.68%					MAF Sukuk Ltd
Exterran Holdings Inc					5.85%, 02/07/2017	800		870
7.25%, 12/01/2018	16,350		17,249					$18,681
FTS International Services LLC / FTS					Regional Authority - 0.02%
International Bonds Inc					Provincia de Buenos Aires/Argentina
7.13%, 11/15/2018(e)	1,815		1,897		10.88%, 01/26/2021(e)	1,285		848
Hornbeck Offshore Services Inc					Provincia de Cordoba
5.88%, 04/01/2020	1,500		1,526		12.38%, 08/17/2017	315		235
SESI LLC								$1,083
7.13%, 12/15/2021	12,340		13,759

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)		Value(000	's)

REITS- 0.08%				Sovereign - 8.21%
Entertainment Properties Trust				Argentine Republic Government International
5.75%, 08/15/2022	$4,100	$4,297		Bond
				7.82%, 12/31/2033	EUR	6,610	$5,260
				7.82%, 12/31/2033		31,971	25,444
Retail - 1.85%				Banco Nacional de Desenvolvimento
Academy Ltd / Academy Finance Corp
9.25%, 08/01/2019(e)	3,150	3,449		Economico e Social
AmeriGas Finance LLC/AmeriGas Finance				5.50%, 07/12/2020		$1,080	1,293
Corp				6.50%, 06/10/2019		435	543
				Brazilian Government International Bond
7.00%, 05/20/2022	17,335	18,830		4.88%, 01/22/2021		5,354	6,411
AmeriGas Partners LP/AmeriGas Finance
Corp				7.13%, 01/20/2037		5,189	7,809
				8.75%, 02/04/2025		1,000	1,615
6.25%, 08/20/2019	1,000	1,050		Chile Government International Bond
Burlington Coat Factory Warehouse Corp
10.00%, 02/15/2019	18,336	20,238		3.25%, 09/14/2021		1,262	1,369
CDR DB Sub Inc				Colombia Government International Bond
7.75%, 10/15/2020(e)	890	878		6.13%, 01/18/2041		1,710	2,326
CKE Inc				7.38%, 09/18/2037		4,004	6,176
10.50%, PIK 11.25%, 03/14/2016(e),(h)	10,185	10,834		8.13%, 05/21/2024		2,392	3,582
Claire's Stores Inc				11.75%, 02/25/2020		3,855	6,235
9.00%, 03/15/2019 (e)	2,000	2,088		10.38%, 01/28/2033		2,625	4,830
				Croatia Government International Bond
Fifth & Pacific Cos Inc				6.25%, 04/27/2017(e)		678	745
10.50%, 04/15/2019(e)	3,100	3,437
				6.38%, 03/24/2021(e)		2,862	3,270
10.50%, 04/15/2019(e)	4,725	5,239
GRD Holdings III Corp				6.63%, 07/14/2020		530	606
10.75%, 06/01/2019(e)	14,400	14,598		6.75%, 11/05/2019		2,200	2,524
Hillman Group Inc				Dominican Republic International Bond
10.88%, 06/01/2018	2,280	2,474		7.50%, 05/06/2021		1,631	1,916
				9.04%, 01/23/2018		940	1,081
Ltd Brands Inc				El Salvador Government International Bond
5.63%, 02/15/2022	2,000	2,157		7.38%, 12/01/2019		500	588
Maestro Peru SA				7.63%, 02/01/2041 (e)		1,325	1,540
6.75%, 09/26/2019(e)	600	632
Mastro's Restaurants LLC/RRG Finance				7.65%, 06/15/2035		1,214	1,411
				Export Credit Bank of Turkey
Corp				5.38%, 11/04/2016(e)		250	267
12.00%, 06/01/2017(e)	9,280	9,384
Wok Acquisition Corp				Hungary Government International Bond
10.25%, 06/30/2020(e)	5,000	5,325		4.38%, 07/04/2017	EUR	340	429
				5.75%, 06/11/2018		2,345	3,123
		$100,613		6.00%, 01/11/2019		3,738	5,030
Savings & Loans - 0.03%				6.38%, 03/29/2021		$3,264	3,635
M&T Capital Trust III				Indonesia Government International Bond
9.25%, 02/01/2027	1,800	1,834		4.88%, 05/05/2021		450	513
				5.25%, 01/17/2042(e)		2,000	2,305
				5.25%, 01/17/2042		2,766	3,188
Semiconductors - 0.05%				5.88%, 03/13/2020(e)		2,000	2,402
Freescale Semiconductor Inc				6.63%, 02/17/2037		655	878
9.25%, 04/15/2018(e)	2,500	2,675
				6.63%, 02/17/2037(e)		505	677
				6.88%, 01/17/2018		920	1,120
Shipbuilding - 0.05%				7.75%, 01/17/2038		2,349	3,556
Huntington Ingalls Industries Inc				8.50%, 10/12/2035		1,638	2,625
7.13%, 03/15/2021	2,750	2,956		11.63%, 03/04/2019		1,325	2,014
				11.63%, 03/04/2019(e)		850	1,292
				Lithuania Government International Bond
Software - 1.15%				6.13%, 03/09/2021(e)		1,250	1,503
Aspect Software Inc				6.13%, 03/09/2021		6,159	7,406
10.63%, 05/15/2017	9,461	8,846		6.63%, 02/01/2022(e)		3,100	3,836
Epicor Software Corp				6.63%, 02/01/2022		3,887	4,810
8.63%, 05/01/2019	7,075	7,429		7.38%, 02/11/2020		956	1,214
First Data Corp				Malaysia Government Bond
6.75%, 11/01/2020(e)	10,000	10,000
8.75%, PIK 10.00%, 01/15/2022(e),(h)	22,020	22,240		3.20%, 10/15/2015	MYR	22,310	7,355
8.88%, 08/15/2020(e)	500	545		Mexican Bonos
				6.25%, 06/16/2016(f)	MXN	39,580	3,136
Infor US Inc				8.00%, 12/17/2015(f)		37,230	3,082
9.38%, 04/01/2019	9,845	10,879		Mexican Udibonos
11.50%, 07/15/2018	1,770	2,049		2.50%, 12/10/2020		87,665	7,273
Nuance Communications Inc				Mexico Government International Bond
5.38%, 08/15/2020(e)	625	637
				5.75%, 10/12/2049		$19,518	22,934
		$62,625		5.95%, 03/19/2019		1	1
				6.05%, 01/11/2040		3,228	4,285
				6.75%, 09/27/2034		4,182	5,918

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal							Principal
BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Sovereign (continued)							Sovereign (continued)
Namibia International Bonds							Ukraine Government International Bond
5.50%, 11/03/2021		$260		$291			(continued)
Panama Government International Bond							7.65%, 06/11/2013	$230		$231
6.70%, 01/26/2036		3,415		4,861			Uruguay Government International Bond
8.13%, 04/28/2034		9,109		12,972			7.63%, 03/21/2036	1,162		1,804
8.88%, 09/30/2027		1,225		1,988			7.88%, 01/15/2033	694		1,076
9.38%, 04/01/2029		3,152		5,406			8.00%, 11/18/2022	4,577		6,614
Peruvian Government International Bond							Venezuela Government International Bond
5.63%, 11/18/2050		5,220		6,760			6.00%, 12/09/2020	4,556		3,474
8.75%, 11/21/2033		2,034		3,560			7.00%, 12/01/2018	1,482		1,275
Philippine Government International Bond							9.25%, 09/15/2027	436		393
4.00%, 01/15/2021		4,425		4,962			13.63%, 08/15/2018	1,906		2,106
5.50%, 03/30/2026		1,800		2,277			12.75%, 08/23/2022	3,154		3,382
6.38%, 01/15/2032		289		396			11.95%, 08/05/2031	5,766		5,895
6.38%, 10/23/2034		1,822		2,533			Vnesheconombank Via VEB Finance PLC
7.75%, 01/14/2031		2,950		4,558			5.38%, 02/13/2017(e)	1,000		1,084
9.50%, 02/02/2030		665		1,162			6.80%, 11/22/2025	1,375		1,628
9.88%, 01/15/2019		1,319		1,913			6.90%, 07/09/2020(e)	1,158		1,374
Poland Government International Bond										$445,916
5.00%, 03/23/2022		466		543
5.13%, 04/21/2021		1,770		2,080			Storage & Warehousing - 0.03%
5.25%, 01/20/2025	EUR	10,728		16,725			Mobile Mini Inc
6.38%, 07/15/2019		$4,478		5,575			7.88%, 12/01/2020	1,500		1,622
Qatar Government International Bond
4.50%, 01/20/2022		1,707		1,955			Telecommunications - 1.68%
5.25%, 01/20/2020(e)		4,961		5,921			America Movil SAB de CV
5.25%, 01/20/2020		1,146		1,368			2.38%, 09/08/2016	375		392
5.75%, 01/20/2042		2,007		2,589			3.13%, 07/16/2022	300		309
6.40%, 01/20/2040		584		814			6.13%, 03/30/2040	200		264
Republic of Ghana							6.38%, 03/01/2035	745		984
8.50%, 10/04/2017		1,426		1,654			Avaya Inc
Republic of Iraq							7.00%, 04/01/2019(e)	1,860		1,697
5.80%, 01/15/2028		4,198		3,904			9.75%, 11/01/2015	5,100		4,539
Republic of Latvia							10.13%, 11/01/2015	7,850		6,967
5.25%, 02/22/2017(e)		2,000		2,210			Brasil Telecom SA
Romanian Government International Bond							5.75%, 02/10/2022(e)	500		540
6.75%, 02/07/2022		4,284		4,948			Clearwire Communications LLC/Clearwire
6.75%, 02/07/2022(e)		792		915			Finance Inc
Russian Foreign Bond - Eurobond							12.00%, 12/01/2015(e)	3,125		3,328
5.63%, 04/04/2042(e)		1,200		1,442			Colombia Telecomunicaciones SA ESP
7.50%, 03/31/2030(f)		20,702		26,215			5.38%, 09/27/2022(e)	1,000		1,022
7.50%, 03/31/2030(e)		3,224		4,083			CommScope Inc
12.75%, 06/24/2028		2,950		5,828			8.25%, 01/15/2019(e)	10,475		11,287
Slovakia Government International Bond							Digicel Group Ltd
4.38%, 05/21/2022(e)		3,952		4,218			8.25%, 09/30/2020(e)	700		754
South Africa Government Bond							10.50%, 04/15/2018	500		553
8.00%, 12/21/2018	ZAR	54,080		6,819			Frontier Communications Corp
13.50%, 09/15/2015		11,180		1,561			7.13%, 01/15/2023	1,000		1,065
10.50%, 12/21/2026		25,090		3,576			Indosat Palapa Co BV
South Africa Government International							7.38%, 07/29/2020	200		227
Bond							KT Corp
4.67%, 01/17/2024		$11,396		12,593			3.88%, 01/20/2017	800		859
5.50%, 03/09/2020		1,500		1,752			Level 3 Financing Inc
6.25%, 03/08/2041		1,387		1,779			4.47%, 02/15/2015(f)	10,135		10,110
6.88%, 05/27/2019		1,940		2,416			10.00%, 02/01/2018	1,500		1,672
Svensk Exportkredit AB							MTS International Funding Ltd
6.38%, 10/29/2049(e)		5,000		4,762			8.63%, 06/22/2020(e)	1,000		1,231
Turkey Government International Bond						PCCW	-HKT Capital No 4 Ltd
5.13%, 03/25/2022		4,448		4,993			4.25%, 02/24/2016	1,000		1,069
5.63%, 03/30/2021		8,425		9,794			Qtel International Finance Ltd
6.00%, 01/14/2041		750		881			3.38%, 10/14/2016	200		211
6.25%, 09/26/2022		3,543		4,292			3.38%, 10/14/2016	300		317
6.75%, 04/03/2018		2,448		2,914			4.75%, 02/16/2021	1,400		1,577
6.88%, 03/17/2036		3,570		4,594			5.00%, 10/19/2025	800		908
7.25%, 03/05/2038		1,754		2,368			SingTel Group Treasury Pte Ltd
7.50%, 11/07/2019		2,473		3,139			4.50%, 09/08/2021	300		342
Ukraine Government International Bond							SK Telecom Co Ltd
6.25%, 06/17/2016		1,740		1,717			2.13%, 05/01/2018(e),(g)	576		575
6.88%, 09/23/2015(e)		6,632		6,623

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal				CREDIT LINKED STRUCTURED	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	NOTES	- 0.50%	Amount (000's)		Value(000	's)

Telecommunications (continued)					Media- 0.00%
Sprint Nextel Corp					Cablevision SA - Deutsche Bank
7.00%, 03/01/2020(e)	$14,450	$16,762			AG/London
Syniverse Holdings Inc					9.38%, 02/13/2018(d),(e)		$300	$233
9.13%, 01/15/2019	4,040	4,303
Telefonica Chile SA
3.88%, 10/12/2022(e)	580	575			Sovereign - 0.50%
Telemar Norte Leste SA					Colombian TES - Citigroup Funding Inc
5.50%, 10/23/2020(e)	400	430			11.00%, 07/24/2020	COP 17,500,000		12,492
UPCB Finance V Ltd					Nota Do Tesouro Nacional - Barclays
7.25%, 11/15/2021(e)	3,500	3,850			13.07%, 12/21/2012	BRL	4,000	4,716
ViaSat Inc					Nota Do Tesouro Nacional - JP Morgan
6.88%, 06/15/2020(e)	3,000	3,135			Chase Bank London
Vimpel Communications Via VIP Finance					12.75%, 11/21/2012		1,600	1,886
					Republic of Iraq- Merrill Lynch
Ireland Ltd OJSC					3.74%, 01/01/2028(c),(d),(f)	JPY	715,000	6,180
7.75%, 02/02/2021	500	550
9.13%, 04/30/2018(e)	1,500	1,757			Russian Federal Bond-OFZ - Credit Suisse
					Nassau
West Corp					7.60%, 04/14/2021(f)	RUB	53,000	1,724
7.88%, 01/15/2019	7,000	7,140
		$91,301						$26,998
					TOTAL CREDIT LINKED STRUCTURED NOTES			$27,231
Textiles - 0.16%					SENIOR FLOATING RATE INTERESTS	Principal
Empire Today LLC / Empire Today Finance					- 7.13%	Amount (000's)		Value(000	's)
Corp
11.38%, 02/01/2017(e)	8,165	8,665			Advertising - 0.03%
					Advantage Sales & Marketing LLC, Term
					Loan
Transportation - 1.22%					9.25%, 06/18/2018(f)		$1,550	$1,550
ACL I Corp
10.63%, PIK 11.38%, 02/15/2016(h)	8,770	8,803
BNSF Funding Trust I					Aerospace & Defense - 0.08%
6.61%, 12/15/2055(f)	4,610	5,175			API Technologies Corp, Term Loan B
					8.75%, 06/27/2016(f)		4,411	4,367
Bristow Group Inc
6.25%, 10/15/2022	1,250	1,308
CEVA Group PLC					Airlines - 0.05%
8.38%, 12/01/2017(e)	9,600	9,240			Global Aviation Holdings, DIP Term Loan
11.63%, 10/01/2016(e)	7,750	7,944			B
11.50%, 04/01/2018(e)	550	473			0.00%, 12/31/2012(c),(f),(i)		584	578
Commercial Barge Line Co					12.14%, 12/31/2012(c),(f)		2,095	2,074
12.50%, 07/15/2017	500	555
DP World Sukuk Ltd
6.25%, 07/02/2017	1,250	1,400			Beverages - 0.11%
Florida East Coast Railway Corp					Constellation Brands Inc, Bridge Loan
					0.00%, 12/30/2013(d),(f),(i),(j)		6,200	6,200
8.13%, 02/01/2017	3,520	3,731
Marquette Transportation Co / Marquette
Transportation Finance Corp					Building Materials - 0.08%
10.88%, 01/15/2017	10,170	10,628			Panolam Industries International Inc, Term
PSA International Pte Ltd					Loan
3.88%, 02/11/2021	222	241			7.25%, 08/22/2017(f)		4,643	4,608
Quality Distribution LLC/QD Capital Corp
9.88%, 11/01/2018	11,500	12,564
RZD Capital Ltd					Chemicals - 0.27%
5.74%, 04/03/2017	845	938			Univar Inc, Term Loan B
					5.00%, 06/30/2017(f)		15,000	14,821
Transnet SOC Ltd
4.00%, 07/26/2022(e)	3,049	3,049
		$66,049			Commercial Services - 0.93%
					Ceridian Corp, Term Loan B-EXT
Trucking & Leasing - 0.04%					5.96%, 05/09/2017(f)		5,300	5,280
AWAS Aviation Capital Ltd
7.00%, 10/17/2016(e)	1,818	1,936			Hertz Corp, Bridge Loan
					0.00%, 08/26/2013(d),(f),(j)		20,750	20,750
					Laureate Education Inc, Term Loan B
TOTAL BONDS		$3,132,563			5.25%, 06/15/2018(f)		4,444	4,409
	Principal				Peak 10 Inc, Term Loan
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value(000	's)		0.00%, 10/22/2018(f),(j)		17,750	17,543
Agriculture - 0.00%					Wyle Services Corp, Term Loan
Vector Group Ltd					5.00%, 03/26/2017(f)		2,331	2,337
3.88%, 06/15/2026(f)	63	69						$50,319
					Computers - 0.23%
TOTAL CONVERTIBLE BONDS		$69			Expert Global Solutions Inc, Term Loan B
					8.00%, 04/02/2018(f)		12,686	12,738

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal				SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

Distribution & Wholesale - 0.02%					Internet (continued)
HD Supply Inc, Term Loan B					Go Daddy Operating Company, Term Loan
7.25%, 10/05/2017(f)	$998		$1,027		B1
					5.50%, 12/17/2018(f)	$3,990		$3,961

Diversified Financial Services - 0.23%								$13,300
Connolly LLC, Term Loan					Leisure Products & Services - 0.24%
10.50%, 07/25/2019(f)	2,100		2,118		Sabre Inc, Term Loan
Nuveen Investments Inc, Term Loan					7.25%, 12/29/2017(f)	2,700		2,730
8.25%, 02/23/2019(f)	6,500		6,598		Sabre Inc, Term Loan B-EXT
Nuveen Investments Inc, Term Loan EXT-					5.96%, 09/29/2017(f)	2,679		2,668
NEW					Travelport LLC, Delay-Draw Term Loan DD-
5.84%, 05/13/2017(f)	1,000		996		EXT
Ocwen Financial Corp, Term Loan B					4.86%, 08/21/2015(f)	6,618		6,354
7.00%, 09/01/2016(f)	2,634		2,641		Travelport LLC, PIK Term Loan B-EXT
			$12,353		13.94%, PIK 13.94%, 12/01/2016(c),(f),(h)	1,336		98
					Travelport LLC, Term Loan A-EXT
Electric - 0.26%					6.44%, 08/23/2015(c),(f)	415		135
Astoria Generating Co, Term Loan
0.00%, 10/26/2017(f),(j)	6,000		5,950		Travelport LLC, Term Loan B-EXT
					4.86%, 08/21/2015(f)	836		803
Dynegy Power LLC, Term Loan
9.25%, 08/05/2016(f)	3,672		3,819		Travelport LLC, Term Loan S
					4.86%, 08/21/2015(f)	264		253
Equipower Resources Holdings LLC, Term
Loan								$13,041
6.50%, 12/29/2018(f)	4,239		4,257		Lodging - 0.01%
			$14,026		Caesars Entertainment Operating Co Inc,
					Term Loan B4
Electronics - 0.29%					9.50%, 10/31/2016(f)	486		497
Vivint Inc, Bridge Loan
0.00%, 12/31/2013(d),(f),(i),(j)	15,500		15,500
					Machinery - Diversified - 0.07%
					CPM Holdings Inc, Term Loan
Food- 0.46%					10.25%, 02/16/2018(f)	2,500		2,512
AdvancePierre Foods, Term Loan
9.50%, 10/02/2017(f)	22,500		22,693		Intelligrated Inc, Term Loan
					0.00%, 01/19/2019(f),(j)	1,400		1,414
US Foods Inc, Term Loan
5.75%, 03/31/2017(f)	2,463		2,423					$3,926
			$25,116		Media- 0.28%
					Cequel Communications Holdings, Bridge
Healthcare - Services - 0.62%					Loan
LHP Operations Co LLC, Term Loan B					0.00%, 12/31/2012(d),(f),(i),(j)	4,900		4,900
9.00%, 06/29/2018(f)	2,244		2,261
					CKX Inc, Term Loan B
National Mentor Holdings Inc, Term Loan					9.00%, 06/21/2017(f)	1,711		1,454
0.00%, 02/09/2017(f),(j)	17,500		17,508
One Call Medical Inc, Term Loan B					Univision Communications Inc, Term Loan
7.00%, 08/22/2019 (f)	11,750		11,768		EXT
					4.46%, 03/31/2017(f)	3,917		3,827
Sheridan Holdings Inc, Term Loan
0.00%, 06/29/2019(f),(j)	750		758		WideOpenWest Finance LLC, Term Loan
					6.25%, 07/12/2018(f)	4,988		5,028
Smile Brands Inc, Term Loan B
7.00%, 12/21/2017(f)	1,541		1,539					$15,209
			$33,834		Metal Fabrication & Hardware - 0.15%
					Transtar Industries Inc, Term Loan
Household Products & Wares - 0.08%					9.59%, 10/02/2019(f)	4,500		4,523
Spectrum Brands Inc, Bridge Loan
0.00%, 12/31/2012(d),(f),(i),(j)	4,125		4,125		Wastequip Inc, Term Loan
					8.25%, 01/05/2018(f)	3,491		3,421
								$7,944
Housewares - 0.05%
Wilsonart International Holdings, Bridge					Mining - 0.06%
Loan					FMG Resources August 2006 Pty Ltd, Term
0.00%, 01/31/2013(d),(f),(i),(j)	2,625		2,625		Loan B
					0.00%, 10/12/2017(f),(j)	3,423		3,404

Insurance - 0.08%
AmWINS Group Inc, Term Loan					Miscellaneous Manufacturing - 0.03%
9.25%, 12/07/2019(f)	4,525		4,567		Arctic Glacier USA Inc, Term Loan
					8.50%, 12/31/2018(f)	1,663		1,673

Internet - 0.25%
Blue Coat Systems, Term Loan					Oil & Gas - 0.26%
6.64%, 02/15/2018(f)	4,000		4,010		Plains Exploration & Production Co, Bridge
Endurance International Group Inc/The, Term					Loan
					0.00%, 03/31/2013(d),(f),(i),(j)	14,000		14,000
Loan
11.00%, 10/31/2018(f)	5,250		5,329

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal					Maturity
(continued)	Amount (000's)	Value(000	's)	REPURCHASE AGREEMENTS - 2.21%	Amount (000's)		Value(000	's)

Pharmaceuticals - 0.17%				Banks - 2.21%
AssuraMed Holding Inc, Term Loan				Investment in Joint Trading Account; Credit		$39,686	$39,685
0.00%, 04/19/2020(f),(j)	$9,420	$9,420			Suisse Repurchase Agreement; 0.25%
					dated 10/31/2012 maturing 11/01/2012
					(collateralized by US Government
Pipelines - 0.06%					Securities; $40,479,323; 0.00%; dated
Crestwood Holdings LLC, Term Loan B
9.75%, 03/20/2018(f)	3,118	3,170			05/15/15 - 08/15/37)
				Investment in Joint Trading Account;		18,520	18,521
					Deutsche Bank Repurchase Agreement;
Real Estate - 0.28%					0.32% dated 10/31/2012 maturing
Realogy Corp, SYNTH LOC EXT					11/01/2012 (collateralized by US
0.00%, 10/10/2016(f),(j)	1,086	1,083			Government Securities; $18,890,350;
Realogy Corp, Term Loan B-EXT					0.28% - 2.50%; dated 11/04/13 - 10/17/19)
0.00%, 10/10/2016(f),(j)	13,914	13,877		Investment in Joint Trading Account; JP		27,780	27,779
		$14,960			Morgan Repurchase Agreement; 0.25%
					dated 10/31/2012 maturing 11/01/2012
Retail - 0.52%					(collateralized by US Government
BJ's Wholesale Club Inc, Term Loan B					Securities; $28,335,527; 3.50% - 11.25%;
0.00%, 09/20/2019(f),(j)	10,000	10,095
					dated 02/15/15 - 11/15/39)
Guitar Center Inc, Term Loan B-NONEXT				Investment in Joint Trading Account; Merrill		34,053	34,053
5.62%, 04/09/2017(f)	12,400	11,811
					Lynch Repurchase Agreement; 0.23%
HMK Intermediate Holdings LLC, Term					dated 10/31/2012 maturing 11/01/2012
Loan B					(collateralized by US Government
7.25%, 03/22/2018(f)	4,229	4,239
					Securities; $34,733,957; 0.00% - 9.38%;
Restaurant Holding Co LLC, Term Loan					dated 01/15/13 - 07/15/32)
9.00%, 02/15/2017(f)	472	477
							$120,038
Targus Group International Inc, Term Loan				TOTAL REPURCHASE AGREEMENTS			$120,038
B
11.00%, 05/24/2016(f)	1,424	1,431		Total Investments			$5,289,873
		$28,053		Other Assets in Excess of Liabilities, Net - 2.62%			$142,068
				TOTAL NET ASSETS - 100.00%			$5,431,941
Software - 0.63%
Attachmate Corp, Term Loan
7.25%, 11/24/2017(f)	4,416	4,462		(a)	Non-Income Producing Security
11.00%, 10/31/2018(f)	11,000	10,787		(b)	Security or a portion of the security was pledged to cover margin
Hyland Software Inc, Term Loan B					requirements for options contracts. At the end of the period, the value of
0.00%, 10/24/2019(f),(j)	1,400	1,396			these securities totaled $66,132 or 1.22% of net assets.
Misys Ltd, Term Loan				(c)	Security is Illiquid
12.00%, 12/06/2019(f)	9,500	9,730		(d)	Market value is determined in accordance with procedures established in
MModal Inc, Term Loan B					good faith by the Board of Directors. At the end of the period, the value of
6.75%, 08/15/2019(f)	5,250	5,193			these securities totaled $115,501 or 2.13% of net assets.
Sophos Public Ltd, Term Loan B				(e)	Security exempt from registration under Rule 144A of the Securities Act of
6.50%, 05/04/2019(f)	2,835	2,839			1933. These securities may be resold in transactions exempt from
		$34,407			registration, normally to qualified institutional buyers. Unless otherwise
					indicated, these securities are not considered illiquid. At the end of the
Telecommunications - 0.20%					period, the value of these securities totaled $1,181,484 or 21.75% of net
Avaya Inc, Term Loan B3-EXT					assets.
4.93%, 10/26/2017(f)	4,935	4,395		(f)	Variable Rate. Rate shown is in effect at October 31, 2012.
Cleveland Unlimited Inc, Term Loan				(g)	Security purchased on a when-issued basis.
9.83%, 06/25/2016(d),(f)	29	29		(h)	Payment in kind; the issuer has the option of paying additional securities
GOGO LLC, Term Loan					in lieu of cash.
11.25%, 06/21/2017(f)	2,981	2,981		(i)	All or a portion of the loan is unfunded. See Notes to Financial Statements
IPC Systems Inc, Term Loan C					for additional information.
0.00%, 07/31/2017(f),(j)	1,225	1,189		(j)	This Senior Floating Rate Note will settle after October 31, 2012, at which
Telx Group Inc/The, Term Loan B					time the interest rate will be determined.
7.75%, 09/22/2017(f)	2,476	2,487
		$11,081

Trucking & Leasing - 0.05%
AWAS Aviation Capital Ltd, Term Loan
5.25%, 06/10/2016(f)	2,697	2,721

TOTAL SENIOR FLOATING RATE INTERESTS		$387,234

See accompanying notes

Schedule of Investments Global Diversified Income Fund October 31, 2012

Portfolio Summary (unaudited)
Country	Percent
United States	68 .02%
United Kingdom	4 .03%
Canada	1 .62%
Jersey, Channel Islands	1 .41%
France	1 .35%
Bermuda	1 .28%
Mexico	1 .19%
Australia	1 .19%
Netherlands	1 .16%
Japan	0 .93%
Venezuela	0 .93%
Luxembourg	0 .92%
Brazil	0 .78%
Russian Federation	0 .74%
Colombia	0 .73%
Cayman Islands	0 .70%
Turkey	0 .66%
South Africa	0 .66%
Ireland	0 .60%
Argentina	0 .59%
Hong Kong	0 .54%
Germany	0 .50%
Indonesia	0 .49%
Panama	0 .47%
Poland	0 .46%
Kazakhstan	0 .37%
Philippines	0 .36%
Lithuania	0 .35%
Malaysia	0 .35%
Qatar	0 .27%
Chile	0 .27%
Peru	0 .27%
Singapore	0 .26%
Sweden	0 .24%
Hungary	0 .23%
Virgin Islands, British	0 .20%
China	0 .19%
Iraq	0 .18%
Uruguay	0 .17%
Ukraine	0 .16%
Korea, Republic Of	0 .16%
Croatia	0 .13%
Romania	0 .11%
Switzerland	0 .11%
New Zealand	0 .09%
Norway	0 .08%
Finland	0 .08%
Guernsey	0 .08%
Thailand	0 .08%
Slovakia	0 .08%
El Salvador	0 .07%
Dominican Republic	0 .06%
Taiwan, Province Of China	0 .05%
Spain	0 .05%
Italy	0 .05%
Austria	0 .04%
Latvia	0 .04%
Denmark	0 .04%
Ghana	0 .03%
United Arab Emirates	0 .03%
India	0 .03%
Cyprus	0 .02%
Azerbaijan	0 .02%
Belgium	0 .02%
Namibia	0 .01%
Other Assets in Excess of Liabilities, Net	2 .62%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments Global Diversified Income Fund October 31, 2012

Foreign Currency Contracts

Foreign Currency Purchase									Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept		In Exchange For		Value		Appreciation/(Depreciation)
British Pound	JP Morgan Securities	11/30/2012		202,385		$324	$326		$2
Euro	JP Morgan Securities	11/30/2012		1,773,550		2,289	2,299		10
Romania Leu	JP Morgan Securities	12/18/2012		5,881,600		1,694	1,669		(25)
Russian Ruble	JP Morgan Securities	11/07/2012	253,436,140			7,868	8,073		205
Russian Ruble	JP Morgan Securities	12/19/2012	119,130,000			3,800	3,767		(33)
Total									$159

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver		In Exchange For		Value		Appreciation/(Depreciation)
British Pound	JP Morgan Securities	11/30/2012		786,000		$1,264	$1,268		$(4)
Euro	JP Morgan Securities	11/30/2012		46,188,000	59,841		59,875		(34)
Japanese Yen	JP Morgan Securities	11/30/2012	489,467,000			6,248	6,134		114
Total									$76

All dollar amounts are shown in thousands (000's)

Options

				Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price	Expiration Date	Contracts	Paid/(Received)			Market Value		Appreciation/(Depreciation)
Call - DIA	$135.00	11/19/2012	14,852		$(1,402)		$(239	) $	1,163
Call - EEM	$42.00	11/19/2012	23,882		(1,695)		(739)		956
Call - EWZ	$55.00	11/19/2012	18,281		(1,974)		(838)		1,136
Call - IWM	$84.00	11/19/2012	12,004		(754)		(460)		294
Call - SPY	$145.00	11/19/2012	5,186		(772)		(163)		609
Call - VWO	$42.00	11/19/2012	7,900		(644)		(413)		231
Call - XLF	$16.00	11/19/2012	15,000		(569)		(249)		320
Call - XLK	$30.00	11/19/2012	11,189		(291)		(40)		251
Total					$(8,101)		$(3,141	) $	4,960

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2012

COMMON STOCKS - 98.58%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Beverages - 0.55%					REITS (continued)
Fraser and Neave Ltd	817,000		$6,121		Land Securities Group PLC	1,495,268		$19,431
					LaSalle Hotel Properties	158,826		3,802
					Link REIT/The	1,339,000		6,654
Engineering & Construction - 0.62%					Mirvac Group	7,701,930		12,017
Multiplan Empreendimentos Imobiliarios SA	234,617		6,873		Mori Trust Sogo Reit Inc	1,033		9,457
					Northern Property Real Estate Investment	259,725		8,150
Holding Companies - Diversified - 2.05%					Trust
Wharf Holdings Ltd	3,341,880		22,786		Pennsylvania Real Estate Investment Trust	384,600		6,357
					Prologis Inc	753,585		25,840
					Public Storage	45,088		6,251
Lodging - 1.20%					Ramco-Gershenson Properties Trust	652,866		8,461
City Developments Ltd	1,425,000		13,305		Retail Properties of America Inc	653,000		7,993
					RioCan Real Estate Investment Trust	124,981		3,409
Real Estate - 19.59%					Saul Centers Inc	175,283		7,584
Agile Property Holdings Ltd	8,264,000		9,327		Senior Housing Properties Trust	625,023		13,738
Atrium European Real Estate Ltd (a)	1,209,795		6,861		Simon Property Group Inc	481,018		73,216
Brookfield Office Properties Inc	236,700		3,645		SL Green Realty Corp	309,746		23,324
Citycon OYJ	2,349,334		7,695		Starhill Global REIT	9,738,000		6,261
Country Garden Holdings Co Ltd (b)	24,897,000		9,938		Stockland	3,618,385		12,983
Fabege AB	1,274,256		12,655		Strategic Hotels & Resorts Inc (b)	1,180,178		6,479
Goldcrest Co Ltd	488,460		7,344		Sunstone Hotel Investors Inc (b)	587,200		5,802
Henderson Land Development Co Ltd	2,165,623		14,935		Suntec Real Estate Investment Trust	7,515,300		9,871
Hongkong Land Holdings Ltd	999,753		6,321		Taubman Centers Inc	192,152		15,094
Hufvudstaden AB	710,001		9,018		Top REIT Inc (a)	2,542		11,839
Hyprop Investments Ltd	1,218,284		9,424		Unibail-Rodamco SE	141,520		31,875
Jones Lang LaSalle Inc	85,400		6,639		Vastned Retail NV	200,997		9,312
Mitsubishi Estate Co Ltd	1,495,077		29,588		Ventas Inc	153,746		9,728
Mitsui Fudosan Co Ltd	1,295,793		26,194		Westfield Group	4,212,760		46,569
Sino Land Co Ltd	7,018,000		12,521		Workspace Group PLC	1,895,822		9,351
Sun Hung Kai Properties Ltd	1,809,687		25,017					$828,253
Swire Properties Ltd	4,066,400		12,564		TOTAL COMMON STOCKS			$1,094,982
Unite Group PLC	1,738,195		7,958		Total Investments			$1,094,982
			$217,644		Other Assets in Excess of Liabilities, Net - 1.42%			$15,726
REITS - 74.57%					TOTAL NET ASSETS - 100.00%			$1,110,708
Advance Residence Investment Corp	3,296		7,147
Apartment Investment & Management Co	474,190		12,656		(a) Security is Illiquid
Astro Japan Property Group (a)	2,097,003		7,067
					(b) Non-Income Producing Security
Australand Property Group	1,943,748		6,084
AvalonBay Communities Inc	150,612		20,417
Boardwalk Real Estate Investment Trust	173,400		11,158
Boston Properties Inc	304,044		32,320		Portfolio Summary (unaudited)
Cambridge Industrial Trust	12,046,465		6,557		Country			Percent
Camden Property Trust	273,939		17,979		United States			45 .93%
Campus Crest Communities Inc	313,000		3,471		Australia			10 .33%
Canadian Real Estate Investment Trust	304,375		12,690		Hong Kong			9 .07%
Centro Retail Australia	6,436,389		14,351		Japan			8 .24%
Challenger Diversified Property Group (a)	2,714,742		7,246		United Kingdom			6 .76%
Charter Hall Retail REIT	2,237,715		8,431		Canada			4 .29%
Colonial Properties Trust	514,694		11,133		Singapore			3 .79%
CubeSmart	951,700		12,486		France			2 .87%
CYS Investments Inc	365,787		4,909		Sweden			1 .95%
DDR Corp	853,900		13,116		China			1 .73%
Digital Realty Trust Inc	37,365		2,295		South Africa			0 .85%
Dundee Real Estate Investment Trust	234,200		8,594		Netherlands			0 .84%
DuPont Fabros Technology Inc	171,541		3,681		Finland			0 .69%
Entertainment Properties Trust	291,519		12,958		Jersey, Channel Islands			0 .62%
Equity One Inc	309,085		6,460		Brazil			0 .62%
Equity Residential	517,386		29,703		Other Assets in Excess of Liabilities, Net			1 .42%
Essex Property Trust Inc	76,900		11,535		TOTAL NET ASSETS			100.00%
Extra Space Storage Inc	400,000		13,796
Federal Realty Investment Trust	143,100		15,430
First Industrial Realty Trust Inc (b)	1,000,471		13,356
General Growth Properties Inc	294,300		5,786
Glimcher Realty Trust	931,669		9,941
Great Portland Estates PLC	2,730,676		20,620
Hammerson PLC	2,308,069		17,601
HCP Inc	115,232		5,105
Health Care REIT Inc	193,462		11,497
Hersha Hospitality Trust	1,053,277		4,813
Host Hotels & Resorts Inc	1,038,452		15,016

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

	Principal					Principal
BONDS- 30.74%	Amount (000's)	Value(000	's)	BONDS (continued)		Amount (000's)	Value(000	's)

Automobile Asset Backed Securities - 0.11%				Mortgage Backed Securities (continued)
DT Auto Owner Trust 2011-2				Freddie Mac REMICS (continued)
3.05%, 02/16/2016(a)	$2,000	$2,001		3.50%, 05/15/2032		$8,149	$8,597
				3.50%, 06/15/2040		5,882	6,117
				4.00%, 06/15/2028(b)		16,813	1,078
Home Equity Asset Backed Securities - 0.37%				4.00%, 02/15/2035(b)		24,832	2,198
Morgan Stanley Home Equity Loan Trust				4.00%, 01/15/2039(b)		14,325	1,805
0.38%, 02/25/2036(b)	1,428	1,400
				4.00%, 05/15/2039		4,825	5,285
Option One Mortgage Loan Trust				4.50%, 03/15/2032(b)		19,863	4,637
0.40%, 01/25/2036(b)	6,199	5,775
				4.50%, 05/15/2040		11,000	12,442
		$7,175		4.50%, 05/15/2040		5,000	5,726
Mortgage Backed Securities - 28.83%				4.50%, 07/15/2041		10,807	12,383
Banc of America Commercial Mortgage Trust				5.50%, 03/15/2038		3,767	4,084
2007-4				6.50%, 08/15/2027		199	228
5.80%, 02/10/2049(b)	4,375	4,699		GE Capital Commercial Mortgage Corp
BCAP LLC Trust				5.31%, 11/10/2045(b)		5,000	5,450
5.23%, 11/26/2037(a),(b)	8,085	7,991		Ginnie Mae
Bear Stearns ALT-A Trust 2004-12				0.85%, 02/16/2053(b),(c)		88,000	6,782
0.56%, 01/25/2035(b)	4,889	4,625		0.97%, 04/16/2053(b)		42,302	2,325
BNPP Mortgage Securities LLC				1.01%, 02/16/2053(b),(c)		70,000	5,994
6.00%, 08/27/2037(a),(c)	6,757	7,053		1.05%, 06/16/2052(b)		57,717	4,466
CD 2006-CD2 Mortgage Trust				1.06%, 04/16/2049(b)		39,740	3,490
5.35%, 01/15/2046(b)	7,700	8,326		1.23%, 10/16/2053(b)		24,000	2,016
Chase Mortgage Finance Corp				1.29%, 12/16/2053(b)		20,944	1,726
5.50%, 05/25/2035(b)	3,489	3,646		1.40%, 09/16/2049(b)		49,574	3,904
Citigroup Mortgage Loan Trust 2009-4				1.51%, 08/16/2049(b)		39,677	3,206
0.57%, 05/25/2037(a),(b)	4,646	3,909		1.62%, 04/16/2053(b)		39,161	3,272
Citigroup Mortgage Loan Trust 2009-5				3.00%, 05/16/2037		14,000	14,747
6.95%, 10/25/2036(a)	1,910	1,657		3.00%, 09/16/2039		6,661	6,930
Citigroup Mortgage Loan Trust 2009-6				3.50%, 03/20/2036		10,614	11,369
6.00%, 03/25/2037(a),(b)	10,445	11,102		4.00%, 09/16/2026(b)		26,766	2,995
Citigroup Mortgage Loan Trust 2010-7				4.00%, 02/20/2034		7,346	8,109
6.13%, 07/25/2036(a)	7,500	7,464		4.00%, 04/20/2038(b)		20,657	2,558
Citigroup Mortgage Loan Trust 2010-8				4.00%, 11/16/2038		3,553	3,789
4.00%, 11/25/2036(a)	9,594	9,886		4.00%, 03/20/2039(b)		26,697	3,253
4.50%, 12/25/2036(a)	9,578	9,970		4.50%, 04/20/2036(b)		18,200	2,813
5.50%, 01/25/2036(a)	5,462	4,636		4.50%, 01/20/2038(b)		10,670	1,175
5.75%, 02/25/2036(a)	2,055	1,880		5.00%, 11/20/2039		7,500	8,631
Citigroup Mortgage Loan Trust 2010-9				Jefferies & Co Inc
4.00%, 03/25/2037(a)	6,954	6,874		3.06%, 12/26/2037(a),(b)		12,572	12,641
4.25%, 01/25/2036(a)	6,814	7,066		JP Morgan Chase Commercial Mortgage
Countrywide Home Loan Mortgage Pass				Securities Corp
Through Trust				4.17%, 08/15/2046		8,600	9,835
5.25%, 06/25/2034	2,496	2,589		5.33%, 01/12/2043(b)		12,000	12,523
Credit Suisse First Boston Mortgage Securities				5.37%, 05/15/2047		9,400	9,791
Corp				LF Rothschild Mortgage Trust
6.00%, 12/25/2033	4,282	4,523		9.95%, 09/01/2017		11	13
Fannie Mae Interest Strip				Merrill Lynch Mortgage Investors Inc
7.00%, 04/01/2024(b)	135	26		5.25%, 08/25/2036(b)		5,911	6,094
Fannie Mae REMICS				Morgan Stanley Capital I Trust 2004-TOP13
0.82%, 04/25/2027(b)	31	32		4.79%, 09/13/2045(b)		2,500	2,518
3.50%, 01/25/2029	6,891	7,349		Morgan Stanley Capital I Trust 2007-HQ11
3.50%, 07/25/2029	8,498	9,015		5.48%, 02/12/2044(b)		5,655	6,319
3.50%, 12/25/2039(b)	4,589	4,792		Morgan Stanley Capital I Trust 2007-IQ15
4.00%, 05/25/2028(b)	20,229	1,212		5.88%, 06/11/2049(b)		10,000	11,728
4.00%, 06/25/2039	10,000	11,046		Morgan Stanley Mortgage Loan Trust 2006-
4.00%, 04/25/2041	7,928	7,950		8	AR
4.50%, 05/25/2040	11,188	12,415		2.54%, 06/25/2036(b)		5,571	5,510
5.00%, 08/25/2037(b)	3,144	3,462		Morgan Stanley Re-REMIC Trust 2009-R3
5.00%, 12/25/2039	4,536	5,123		5.50%, 10/26/2035(a)		5,108	5,205
6.50%, 02/25/2047	1,085	1,200		Morgan Stanley Re-REMIC Trust 2010-R1
7.00%, 04/25/2032	3,182	3,733		2.98%, 07/26/2035(a),(b)		8,700	8,434
9.00%, 05/25/2020	34	40		3.01%, 07/26/2035(a),(b)		9,700	8,637
First Horizon Alternative Mortgage Securities				Morgan Stanley Re-REMIC Trust 2010-R4
2.56%, 09/25/2034(b)	6,900	6,423		5.50%, 08/26/2047(a)		8,968	9,529
Freddie Mac REMICS				Morgan Stanley Re-REMIC Trust 2010-R5
1.15%, 02/15/2021(b)	17	18		5.53%, 03/26/2036(a),(b)		4,443	4,585
2.50%, 10/15/2036(b)	7,701	7,870		Springleaf Mortgage Loan Trust
2.50%, 02/15/2039	9,849	10,088		2.22%, 10/25/2057(a),(c)		6,154	6,186
3.00%, 02/15/2040	3,357	3,460		2.66%, 12/25/2059(a),(b),(c)		7,000	6,997

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
				Federal Home Loan Mortgage Corporation (FHLMC)
Mortgage Backed Securities (continued)				(continued)
Springleaf Mortgage Loan Trust (continued)
2.67%, 09/25/2049(a)	$3,370	$3,411		5.00%, 07/01/2035	$17	$18
Structured Asset Securities Corp				5.00%, 10/01/2035	44	49
5.50%, 11/25/2034	6,841	7,032		5.00%, 11/01/2035	1,910	2,111
Wachovia Bank Commercial Mortgage Trust				5.00%, 10/01/2038	7,049	7,565
5.34%, 12/15/2044 (b)	13,935	15,214		5.00%, 06/01/2039	9,425	10,366
Wells Fargo Mortgage Backed Securities				5.00%, 09/01/2039	12,516	13,828
				5.00%, 01/01/2040	11,847	13,244

Trust 6.00%, 12/28/2037(b)	8,301	8,556		5.00%, 06/01/2041	9,447	10,393
WFRBS Commercial Mortgage Trust 2011-				5.50%, 04/01/2018	173	187
				5.50%, 11/01/2018	2,365	2,584

C2 4.87%, 02/15/2044(a),(b)	14,000	16,571		5.50%, 01/01/2029	11	12
				5.50%, 03/01/2029	7	8
		$554,059		5.50%, 05/01/2033	61	67
Other Asset Backed Securities - 1.43%				5.50%, 10/01/2033	57	62
Ameriquest Mortgage Securities Inc				5.50%, 12/01/2033	4,006	4,391
0.64%, 07/25/2035(b)	14,844	11,300		5.50%, 12/01/2033	1,520	1,666
0.69%, 09/25/2035(b)	9,500	7,722		5.50%, 09/01/2035	7,335	8,022
CNH Wholesale Master Note Trust				5.50%, 10/01/2035	9,542	10,506
1.86%, 12/15/2015(a),(b)	1,000	1,001		5.50%, 07/01/2037	173	189
Fremont Home Loan Trust				5.50%, 12/01/2037	8,154	8,978
0.96%, 02/25/2034(b)	2,333	2,117		5.50%, 04/01/2038	132	145
Merrill Lynch Mortgage Investors Inc				5.50%, 05/01/2038	2,883	3,135
1.23%, 07/25/2035(b)	6,000	5,339		5.50%, 05/01/2038	366	400
		$27,479		5.50%, 08/01/2038	6,925	7,575
TOTAL BONDS		$590,714		6.00%, 04/01/2017	304	330
U.S. GOVERNMENT & GOVERNMENT	Principal			6.00%, 04/01/2017	371	402
AGENCY OBLIGATIONS - 67.60%	Amount (000's)	Value(000	's)	6.00%, 05/01/2017	399	433
Federal Home Loan Mortgage Corporation (FHLMC) -				6.00%, 07/01/2017	23	25
23.73%				6.00%, 01/01/2021	137	152
2.41%, 03/01/2036(b)	$253	$256		6.00%, 06/01/2028	27	30
2.50%, 08/01/2027	3,960	4,143		6.00%, 05/01/2031	250	281
2.50%, 09/01/2027	10,941	11,448		6.00%, 10/01/2031	11	13
2.72%, 10/01/2032(b)	4	4		6.00%, 02/01/2032	35	39
3.00%, 01/01/2027	10,177	10,767		6.00%, 09/01/2032	520	584
3.00%, 02/01/2027	4,992	5,281		6.00%, 11/01/2033	1,956	2,195
3.00%, 02/01/2027	11,949	12,641		6.00%, 11/01/2033	2,000	2,244
3.00%, 04/01/2042	9,318	9,764		6.00%, 05/01/2034	4,894	5,445
3.00%, 10/01/2042	10,900	11,450		6.00%, 05/01/2034	3,698	4,040
3.00%, 10/01/2042	13,000	13,636		6.00%, 09/01/2034	307	341
3.50%, 11/01/2026	8,165	8,694		6.00%, 01/01/2035	5,557	6,087
3.50%, 02/01/2032	12,109	12,926		6.00%, 02/01/2035	3,647	4,058
3.50%, 04/01/2032	9,638	10,288		6.00%, 02/01/2035	257	286
				6.00%, 10/01/2036(b)	292	325
3.50%, 10/01/2041	6,710	7,139
3.50%, 12/01/2041	5,540	5,966		6.00%, 03/01/2037	608	677
3.50%, 02/01/2042	4,269	4,542		6.00%, 04/01/2037	1,923	2,147
3.50%, 04/01/2042	16,029	17,065		6.00%, 05/01/2037	554	621
3.50%, 04/01/2042	1,679	1,786		6.00%, 01/01/2038	1,336	1,490
				6.00%, 01/01/2038(b)	202	224
3.50%, 07/01/2042	17,042	18,194
3.50%, 09/01/2042	11,726	12,484		6.00%, 03/01/2038	164	180
4.00%, 08/01/2026	8,265	8,778		6.00%, 04/01/2038	568	632
4.00%, 08/01/2039	7,540	8,047		6.00%, 07/01/2038	1,486	1,642
4.00%, 10/01/2039	12,166	12,984		6.00%, 10/01/2038	1,004	1,111
4.00%, 10/01/2039	7,110	7,589		6.50%, 11/01/2016	200	215
4.00%, 10/01/2041	9,253	10,068		6.50%, 06/01/2017	59	63
4.00%, 12/01/2041	9,506	10,561		6.50%, 12/01/2021	754	849
4.50%, 08/01/2033	1,622	1,742		6.50%, 04/01/2022	693	781
4.50%, 11/01/2039	7,400	7,931		6.50%, 05/01/2022	392	441
4.50%, 12/01/2039	11,423	12,242		6.50%, 08/01/2022	136	154
4.50%, 02/01/2041	11,084	11,947		6.50%, 05/01/2023	117	131
4.50%, 03/01/2041	8,516	9,300		6.50%, 07/01/2023	4	5
5.00%, 10/01/2025	304	333		6.50%, 01/01/2024	20	23
5.00%, 12/01/2032	312	340		6.50%, 07/01/2025	3	3
5.00%, 02/01/2033	2,407	2,630		6.50%, 07/01/2025	3	3
5.00%, 08/01/2033	3,391	3,739		6.50%, 09/01/2025	2	3
5.00%, 08/01/2033	3,304	3,643		6.50%, 09/01/2025	1	1
5.00%, 01/01/2034	2,233	2,440		6.50%, 10/01/2025	8	9
5.00%, 05/01/2034	378	411		6.50%, 10/01/2025	11	12
5.00%, 05/01/2035	512	556		6.50%, 04/01/2027	5	5
5.00%, 07/01/2035	239	265		6.50%, 03/01/2029	135	158

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)					Federal National Mortgage Association (FNMA) (continued)
6.50%, 03/01/2029	$24		$28		4.50%, 07/01/2039	$10,344		$11,468
6.50%, 04/01/2029	1,687		1,946		4.50%, 07/01/2039	4,889		5,421
					4.50%, 09/01/2040	10,221		11,061
6.50%, 04/01/2031	457		524		4.50%, 12/01/2040	9,754		10,723
6.50%, 06/01/2031	1		2
6.50%, 10/01/2031	201		233		4.50%, 03/01/2041	9,785		10,766
					5.00%, 01/01/2018	130		141
6.50%, 01/01/2032	1,884		2,160		5.00%, 11/01/2018	670		733
6.50%, 02/01/2032	35		40
6.50%, 04/01/2032	29		34		5.00%, 04/01/2019	165		180
					5.00%, 01/01/2026	410		452
6.50%, 08/01/2032	41		47		5.00%, 08/01/2033	7,058		7,753
6.50%, 08/01/2032	103		118
6.50%, 04/01/2035	30		34		5.00%, 06/01/2034	4,629		5,068
					5.00%, 04/01/2035	544		617
6.50%, 02/01/2037	144		164		5.00%, 05/01/2035	449		491
6.50%, 09/01/2038	6,948		7,901
7.00%, 07/01/2024	8		10		5.00%, 07/01/2035	173		189
7.00%, 01/01/2028	966		1,119		5.00%, 07/01/2035	1,345		1,474
					5.00%, 08/01/2035	221		242
7.00%, 06/01/2029	350		417		5.00%, 05/01/2038	688		754
7.00%, 01/01/2031	4		5
7.00%, 03/01/2031	71		84		5.00%, 12/01/2039	5,053		5,601
					5.00%, 01/01/2040	7,498		8,312
7.00%, 04/01/2031	208		248		5.00%, 04/01/2040	9,905		10,824
7.00%, 06/01/2031	26		30
7.00%, 10/01/2031	198		233		5.00%, 04/01/2040	2,538		2,838
					5.00%, 05/01/2040	10,304		11,423
7.00%, 04/01/2032	538		630		5.00%, 06/01/2040	4,070		4,453
7.00%, 01/01/2037	1,023		1,179		5.03%, 12/01/2033(b)	298		322
7.50%, 03/01/2013	6		6		5.50%, 09/01/2017	119		129
7.50%, 12/01/2030	4		4		5.50%, 09/01/2017	14		15
7.50%, 02/01/2031	5		6
7.50%, 02/01/2031	84		102		5.50%, 12/01/2017	1,015		1,099
					5.50%, 03/01/2018	135		146
8.00%, 08/01/2030	2		2		5.50%, 06/01/2019	37		40
8.00%, 12/01/2030	41		46
8.50%, 04/01/2019	7		8		5.50%, 06/01/2019	23		26
					5.50%, 07/01/2019	8		9
8.50%, 07/01/2029	198		248		5.50%, 07/01/2019	25		28
9.00%, 09/01/2016	1		2
9.00%, 05/01/2017	1		1		5.50%, 07/01/2019	38		41
					5.50%, 07/01/2019	66		72
9.00%, 05/01/2021	2		2		5.50%, 07/01/2019	133		145
9.00%, 09/01/2021	1		1
9.00%, 01/01/2022	2		2		5.50%, 08/01/2019	27		30
					5.50%, 08/01/2019	144		157
			$456,027		5.50%, 09/01/2019	155		169
Federal National Mortgage Association (FNMA) - 27.32%					5.50%, 06/01/2026	351		386
2.47%, 03/01/2028(b)	17		18		5.50%, 05/01/2033	244		270
2.50%, 05/01/2027	11,441		11,983		5.50%, 07/01/2033	2,198		2,503
2.50%, 06/01/2027	17,363		18,198		5.50%, 09/01/2033	1,336		1,522
2.50%, 06/01/2027	12,701		13,313		5.50%, 02/01/2034	7,786		8,485
3.00%, 12/01/2021	8,335		8,818		5.50%, 04/01/2034	2,037		2,249
3.00%, 02/01/2027	9,032		9,543		5.50%, 09/01/2034	1,450		1,601
3.00%, 11/01/2033(b)	12		12		5.50%, 01/01/2035	6,015		6,659
3.00%, 06/01/2042	10,801		11,338		5.50%, 02/01/2035	6,078		6,786
3.00%, 08/01/2042	13,894		14,584		5.50%, 09/01/2035	892		1,005
3.50%, 12/01/2026	8,199		8,705		5.50%, 02/01/2037	39		43
3.50%, 01/01/2041	7,822		8,339		5.50%, 06/01/2037	851		950
3.50%, 01/01/2041	6,422		6,847		5.50%, 12/01/2037	4,461		5,080
3.50%, 03/01/2042	6,512		6,947		5.50%, 03/01/2038	1,007		1,146
3.50%, 06/01/2042	6,837		7,334		5.50%, 03/01/2038	1,637		1,825
3.50%, 09/01/2042	8,472		9,037		5.50%, 05/01/2038	857		963
3.50%, 09/01/2042	16,422		17,702		5.50%, 07/01/2038	4,647		5,188
4.00%, 05/01/2025	7,946		8,490		5.50%, 06/01/2040	6,184		6,858
4.00%, 08/01/2039	11,329		12,143		6.00%, 12/01/2016	397		423
4.00%, 09/01/2040	8,048		8,831		6.00%, 01/01/2017	15		16
4.00%, 10/01/2040	7,382		7,915		6.00%, 04/01/2017	49		52
4.00%, 01/01/2041	10,987		11,781		6.00%, 08/01/2017	999		1,076
4.00%, 01/01/2041	13,348		14,508		6.00%, 08/01/2018	530		581
4.00%, 04/01/2041	9,409		10,227		6.00%, 12/01/2022	56		62
4.00%, 04/01/2041	8,417		9,025		6.00%, 03/01/2029	165		187
4.00%, 11/01/2041	11,682		12,529		6.00%, 08/01/2031	984		1,115
4.00%, 12/01/2041	10,282		11,028		6.00%, 12/01/2031	23		27
4.00%, 04/01/2042	13,067		14,162		6.00%, 12/01/2031	6		7
4.50%, 12/01/2019	178		192		6.00%, 01/01/2032	901		1,015
4.50%, 01/01/2020	652		705		6.00%, 11/01/2032	30		34
4.50%, 09/01/2025	7,952		8,696		6.00%, 04/01/2033	460		522

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
					Government National Mortgage Association (GNMA) -
Federal National Mortgage Association (FNMA) (continued)					11.66%
6.00%, 02/01/2034	$526		$597		3.00%, 04/15/2027	$11,539		$12,323
6.00%, 03/01/2034	1,356		1,540		3.50%, 05/20/2027	7,769		8,316
6.00%, 09/01/2034	3,306		3,636
6.00%, 11/01/2037	823		928		3.50%, 11/15/2041	7,590		8,273
					3.50%, 12/20/2041	10,411		11,326
6.00%, 02/01/2038	561		633		3.50%, 07/15/2042	12,864		14,022
6.00%, 03/01/2038	225		254
6.00%, 05/01/2038	9,206		10,369		4.00%, 11/15/2040	10,389		11,391
					4.00%, 10/15/2041	15,044		16,495
6.00%, 08/01/2038	3,641		4,108		4.00%, 01/15/2042	11,103		12,160
6.50%, 06/01/2016	9		9
6.50%, 09/01/2024	604		685		4.50%, 09/20/2039	11,434		12,548
					4.50%, 10/15/2039	8,352		9,165
6.50%, 08/01/2028	105		123		4.50%, 03/20/2040	12,822		14,208
6.50%, 11/01/2028	118		135
6.50%, 12/01/2028	95		112		4.50%, 06/15/2041	5,232		5,729
					4.50%, 09/20/2041	11,888		13,136
6.50%, 02/01/2029	58		66		4.50%, 12/20/2041	10,349		11,435
6.50%, 03/01/2029	101		116		5.00%, 02/15/2034	474		524
6.50%, 04/01/2029	91		107
6.50%, 06/01/2031	345		381		5.00%, 07/15/2039	3,870		4,255
					5.00%, 10/15/2039	7,943		8,754
6.50%, 06/01/2031	151		179		5.00%, 06/20/2041	8,486		9,411
6.50%, 06/01/2031	79		94
6.50%, 09/01/2031	17		20		5.00%, 09/20/2041	9,372		10,395
					5.50%, 12/15/2013	1		1
6.50%, 12/01/2031	6		7		5.50%, 01/15/2014	18		20
6.50%, 01/01/2032	129		150
6.50%, 03/01/2032	739		875		5.50%, 03/15/2014	9		10
					5.50%, 07/20/2033	3,841		4,274
6.50%, 04/01/2032	34		39		5.50%, 02/20/2034	4,140		4,613
6.50%, 04/01/2032	781		925
6.50%, 08/01/2032	315		373		5.50%, 03/20/2034	3,873		4,315
					5.50%, 05/20/2035	490		545
6.50%, 11/01/2032	255		294		5.50%, 01/15/2039	1,423		1,579
6.50%, 11/01/2032	614		710
6.50%, 11/01/2032	164		190		5.50%, 01/15/2039	500		557
					6.00%, 10/15/2023	199		227
6.50%, 12/01/2032	683		787		6.00%, 11/15/2023	69		78
6.50%, 02/01/2033	596		683
6.50%, 07/01/2034	911		1,045		6.00%, 11/15/2023	53		59
					6.00%, 12/15/2023	57		64
6.50%, 07/01/2034	1,626		1,862		6.00%, 12/15/2023	41		46
6.50%, 02/01/2036	5,627		6,344
6.50%, 04/01/2036	41		46		6.00%, 12/15/2023	3		3
					6.00%, 01/15/2024	18		21
6.50%, 08/01/2036	258		295		6.00%, 01/20/2024	17		19
6.50%, 08/01/2036	538		614
6.50%, 09/01/2036	7,198		8,173		6.00%, 02/15/2024	52		59
					6.00%, 02/15/2024	60		68
6.50%, 10/01/2036	202		231		6.00%, 02/15/2024	40		45
6.50%, 11/01/2036	199		228
6.50%, 07/01/2037	113		129		6.00%, 03/15/2024	20		23
6.50%, 07/01/2037	85		97		6.00%, 04/20/2024	53		61
					6.00%, 05/20/2024	38		43
6.50%, 08/01/2037	244		278		6.00%, 05/20/2024	26		29
6.50%, 08/01/2037	2,604		2,965
6.50%, 10/01/2037	10,066		11,449		6.00%, 10/20/2024	47		53
					6.00%, 09/20/2025	28		31
6.50%, 01/01/2038	37		42		6.00%, 04/20/2026	159		181
6.50%, 02/01/2038	91		104
6.50%, 05/01/2038	31		35		6.00%, 10/20/2028	20		23
					6.00%, 02/20/2029	216		246
6.50%, 02/01/2039	4,086		4,633		6.00%, 05/20/2032(b)	709		812
7.00%, 05/01/2022	40		46
7.00%, 08/01/2028	161		192		6.00%, 08/15/2032	101		116
					6.00%, 09/15/2032	328		377
7.00%, 12/01/2028	152		182		6.00%, 02/15/2033	48		55
7.00%, 04/01/2029	74		88
7.00%, 07/01/2029	149		178		6.00%, 07/20/2033	2,614		3,000
					6.00%, 08/15/2038	988		1,126
7.00%, 11/01/2031	758		885		6.50%, 09/15/2023	32		36
7.00%, 07/01/2032	212		246
7.50%, 12/01/2024	182		215		6.50%, 09/15/2023	22		25
					6.50%, 09/15/2023	27		31
7.50%, 07/01/2029	44		45		6.50%, 09/15/2023	16		19
7.50%, 02/01/2030	105		121
7.50%, 01/01/2031	4		5		6.50%, 10/15/2023	40		46
					6.50%, 11/15/2023	8		9
7.50%, 05/01/2031	7		7		6.50%, 12/15/2023	73		84
7.50%, 08/01/2032	42		51
8.00%, 05/01/2022	3		4		6.50%, 12/15/2023	23		26
					6.50%, 12/15/2023	46		53
8.00%, 01/01/2025	1		1		6.50%, 12/15/2023	16		18
8.00%, 01/01/2025	2		2
8.50%, 02/01/2023	3		4		6.50%, 01/15/2024	45		51
8.50%, 09/01/2025	3		3		6.50%, 01/15/2024	17		20
					6.50%, 01/15/2024	34		39
9.00%, 09/01/2030	47		59		6.50%, 01/15/2024	12		14
			$525,027		6.50%, 01/15/2024	54		62

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Government National Mortgage Association (GNMA)					Government National Mortgage Association (GNMA)
(continued)					(continued)
6.50%, 01/15/2024	$29		$33		7.50%, 03/15/2022	$4		$5
6.50%, 01/15/2024	12		14		7.50%, 04/15/2022	11		11
6.50%, 03/15/2024	93		108		7.50%, 04/15/2022	31		32
6.50%, 03/15/2024	5		6		7.50%, 04/15/2022	8		9
6.50%, 04/15/2024	34		39		7.50%, 04/15/2022	11		12
6.50%, 04/20/2024	23		26		7.50%, 05/15/2022	14		14
6.50%, 07/15/2024	94		107		7.50%, 07/15/2022	42		43
6.50%, 01/15/2026	20		23		7.50%, 08/15/2022	10		11
6.50%, 03/15/2026	31		36		7.50%, 08/15/2022	3		3
6.50%, 07/20/2026	7		8		7.50%, 08/15/2022	13		13
6.50%, 02/15/2028	11		13		7.50%, 08/15/2022	49		51
6.50%, 10/20/2028	21		24		7.50%, 08/15/2022	19		20
6.50%, 03/20/2031	167		193		7.50%, 02/15/2023	5		5
6.50%, 04/20/2031	135		157		7.50%, 02/15/2023	12		14
6.50%, 07/15/2031	4		4		7.50%, 05/15/2023	17		18
6.50%, 10/15/2031	36		43		7.50%, 05/15/2023	5		6
6.50%, 07/15/2032	20		23		7.50%, 05/15/2023	67		70
6.50%, 04/20/2034	955		1,102		7.50%, 06/15/2023	19		21
6.50%, 05/20/2034	898		1,036		7.50%, 10/15/2023	6		7
6.80%, 04/20/2025	58		69		7.50%, 11/15/2023	29		31
7.00%, 11/15/2022	50		58		7.50%, 03/15/2024	40		47
7.00%, 11/15/2022	8		10		7.50%, 08/15/2024	2		2
7.00%, 12/15/2022	79		92		7.50%, 04/15/2027	4		4
7.00%, 12/15/2022	11		13		7.50%, 05/15/2027	8		8
7.00%, 01/15/2023	10		11		7.50%, 05/15/2027	19		20
7.00%, 01/15/2023	13		15		7.50%, 06/15/2027	12		12
7.00%, 01/15/2023	27		32		7.50%, 08/15/2029	186		226
7.00%, 02/15/2023	108		126		7.50%, 09/15/2029	58		61
7.00%, 07/15/2023	13		15		7.50%, 09/15/2029	88		96
7.00%, 07/15/2023	40		47		7.50%, 10/15/2029	94		114
7.00%, 07/15/2023	24		28		7.50%, 11/15/2029	54		56
7.00%, 08/15/2023	22		26		7.50%, 11/15/2029	90		96
7.00%, 10/15/2023	31		36		8.00%, 08/15/2016	21		22
7.00%, 12/15/2023	27		31		8.00%, 12/15/2016	6		6
7.00%, 12/15/2023	37		44		8.00%, 04/15/2017	12		12
7.00%, 01/15/2026	15		18		8.00%, 04/15/2017	9		9
7.00%, 05/15/2026	8		9		8.00%, 05/15/2017	4		4
7.00%, 01/15/2027	61		72		8.00%, 06/15/2017	3		3
7.00%, 03/15/2027	35		42		8.00%, 06/15/2017	8		8
7.00%, 10/15/2027	15		18		8.00%, 02/15/2022	33		40
7.00%, 10/15/2027	3		3		8.00%, 04/15/2022	30		35
7.00%, 10/15/2027	3		3		8.00%, 12/15/2030	11		14
7.00%, 11/15/2027	54		65		9.00%, 11/15/2021	110		120
7.00%, 12/15/2027	28		34		9.50%, 04/15/2016	3		3
7.00%, 12/15/2027	2		3		9.50%, 09/15/2016	1		1
7.00%, 02/15/2028	1		1		9.50%, 11/15/2016	6		6
7.00%, 02/15/2028	1		1		9.50%, 07/15/2017	21		21
7.00%, 04/15/2028	3		3		9.50%, 10/15/2017	8		9
7.00%, 04/15/2028	22		26		9.50%, 11/15/2017	16		17
7.00%, 05/15/2028	1		1		9.50%, 09/20/2018	52		55
7.00%, 06/15/2028	170		203		9.50%, 09/15/2020	10		10
7.00%, 12/15/2028	123		147		9.50%, 12/20/2020	22		22
7.00%, 01/15/2029	65		78		9.50%, 01/20/2021	3		3
7.00%, 03/15/2029	52		62		9.50%, 02/20/2021	2		2
7.00%, 04/15/2029	92		110		9.50%, 03/20/2021	2		3
7.00%, 04/15/2029	211		252		9.50%, 08/15/2021	116		129
7.00%, 05/15/2031	17		21					$224,018
7.00%, 06/20/2031	112		135
7.00%, 07/15/2031	3		4		U.S. Treasury - 4.36%
7.00%, 09/15/2031	3		3		1.75%, 10/31/2018	21,500		22,533
7.25%, 09/15/2025	38		45		3.13%, 05/15/2021	7,000		7,957
7.50%, 04/15/2017	14		15		4.13%, 05/15/2015	8,750		9,585
7.50%, 04/15/2017	34		34		4.25%, 11/15/2013	7,000		7,292
7.50%, 04/15/2017	3		4		4.25%, 11/15/2040	11,400		14,747
7.50%, 07/15/2018	9		9		4.88%, 08/15/2016	6,000		6,980
7.50%, 12/15/2021	3		3		6.25%, 08/15/2023	10,200		14,715
7.50%, 12/15/2021	30		31					$83,809
7.50%, 02/15/2022	16		17		U.S. Treasury Strip - 0.53%
7.50%, 03/15/2022	27		28		0.00%, 11/15/2015(d),(e)	4,000		3,957

See accompanying notes

Schedule of Investments Government & High Quality Bond Fund October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

U.S. Treasury Strip (continued)
0.00%, 05/15/2020(d),(e)	$6,800	$6,176
		$10,133
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,299,014
	Maturity
REPURCHASE AGREEMENTS - 2.42%	Amount (000's)	Value(000	's)

Banks - 2.42%
Investment in Joint Trading Account; Credit	$15,389	$15,389
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $15,696,770; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	7,182	7,182
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $7,325,159; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	10,772	10,772
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $10,987,739; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	13,205	13,205
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $13,468,875; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$46,548
TOTAL REPURCHASE AGREEMENTS		$46,548
Total Investments		$1,936,276
Liabilities in Excess of Other Assets, Net - (0.76)%		$(14,547)
TOTAL NET ASSETS - 100.00%		$1,921,729

(a)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $164,686 or 8.57% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2012.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $33,012 or 1.72% of net assets.
(d) Non-Income Producing Security
(e) Security is a Principal Only Strip.

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		91 .54%
Government		4 .89%
Financial		2 .42%
Asset Backed Securities		1 .91%
Liabilities in Excess of Other Assets, Net		(0.76)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

COMMON STOCKS - 0.21%	Shares Held	Value	(000	's)		Principal
Automobile Manufacturers - 0.21%					BONDS (continued)	Amount (000's)		Value	(000	's)
New Flyer Industries Inc	1,000,000		$7,760		Banks (continued)
					CIT Group Inc
					4.75%, 02/15/2015(d)		$6,540		$6,769
Biotechnology - 0.00%
Neuro-Hitech Inc (a),(b)	250,000		—		5.00%, 08/15/2022		32,475		33,652
					6.63%, 04/01/2018(d)		11,400		12,711
Neuro-Hitech Inc - Warrants (a),(b),(c)	125,000		—
					HBOS Capital Funding No2 LP
			$—		6.07%, 06/29/2049(d),(e)		7,240		5,919
Food Service - 0.00%					LBG Capital No.1 PLC
FU JI Food and Catering Services Holdings	962,000		—		8.00%, 12/29/2049(d),(e)		18,405		17,613
Ltd (a),(b),(c)					RBS Capital Trust I
					4.71%, 12/29/2049		20,802		14,275
					RBS Capital Trust III
Semiconductors - 0.00%					5.51%, 09/29/2049		23,700		16,472
Tower Semiconductor Ltd - Warrants (a),(b)	4,047,712		40
					UBS AG/Stamford CT
					7.63%, 08/17/2022		18,725		20,193
TOTAL COMMON STOCKS			$7,800						$178,397
PREFERRED STOCKS - 0.61%	Shares Held	Value	(000	's)
					Beverages - 0.31%
Banks- 0.61%					Constellation Brands Inc
Ally Financial Inc (d)	24,000		23,127
					4.63%, 03/01/2023		11,655		11,873
TOTAL PREFERRED STOCKS			$23,127
	Principal				Building Materials - 0.03%
BONDS- 83.33%	Amount (000's)	Value	(000	's)	Spie BondCo 3 SCA
					11.00%, 08/15/2019(d)	EUR	700		962
Advertising - 0.23%
Griffey Intermediate Inc / Griffey Finance Sub
LLC					Chemicals - 3.77%
7.00%, 10/15/2020(d)	$8,380		$8,506		Ashland Inc
					4.75%, 08/15/2022(d)		$11,090		11,312
					Ineos Finance PLC
Aerospace & Defense - 0.30%					7.50%, 05/01/2020(d)		2,735		2,769
Air 2 US					8.38%, 02/15/2019(d)		2,500		2,625
8.63%, 10/01/2020(c),(d)	11,034		11,144		LyondellBasell Industries NV
					5.75%, 04/15/2024		27,205		31,490
Agriculture - 0.27%					6.00%, 11/15/2021		30,140		34,849
Southern States Cooperative Inc					NOVA Chemicals Corp
11.25%, 05/15/2015(d)	9,770		10,197		8.63%, 11/01/2019		8,837		10,008
					Rockwood Specialties Group Inc
					4.63%, 10/15/2020		8,180		8,425
Airlines - 0.52%					Taminco Global Chemical Corp
Northwest Airlines 1999-2 Class B Pass					9.75%, 03/31/2020(d)		37,515		40,704
Through Trust									$142,182
0.00%, 03/01/2015(a),(c)	6,873		7,397
United Airlines 2007-1 Class C Pass Through					Coal- 1.34%
Trust					Arch Coal Inc
2.98%, 07/02/2014(c),(e)	8,249		8,001		7.00%, 06/15/2019		25,555		22,680
US Airways 2001-1G Pass Through Trust					Consol Energy Inc
7.08%, 09/20/2022(c)	4,190		4,327		6.38%, 03/01/2021		6,900		6,865
			$19,725		8.00%, 04/01/2017		19,735		20,870
									$50,415
Automobile Manufacturers - 0.93%
Chrysler Group LLC / CG Co-Issuer Inc					Commercial Services - 1.80%
8.00%, 06/15/2019	22,565		24,004		BakerCorp International Inc
Jaguar Land Rover PLC					8.25%, 06/01/2019		7,210		7,210
7.75%, 05/15/2018(d)	7,845		8,355		Emergency Medical Services Corp
8.13%, 05/15/2021(d)	2,535		2,731		8.13%, 06/01/2019		7,697		8,159
					ServiceMaster Co/TN
			$35,090		7.00%, 08/15/2020 (d)		20,800		21,008
Automobile Parts & Equipment - 0.20%					United Rentals North America Inc
Continental Rubber Of America Corp					6.13%, 06/15/2023		1,640		1,660
4.50%, 09/15/2019(d)	4,175		4,265		UR Merger Sub Corp
Schaeffler Finance BV					7.63%, 04/15/2022(d)		7,670		8,399
7.75%, 02/15/2017(d)	3,000		3,311		8.25%, 02/01/2021		19,295		21,321
			$7,576						$67,757

Banks- 4.73%					Computers - 2.63%
ABN Amro North American Holding Preferred					Seagate HDD Cayman
Capital Repackage Trust I					6.88%, 05/01/2020		61,180		63,780
6.52%, 12/29/2049(d),(e)	18,292		18,292		7.75%, 12/15/2018		9,698		10,522
Ally Financial Inc					Spansion LLC
5.50%, 02/15/2017	17,230		18,232		7.88%, 11/15/2017		20,110		20,010
8.00%, 03/15/2020	11,965		14,269

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Computers (continued)				Electrical Components & Equipment - 0.35%
SunGard Data Systems Inc				Cequel Communications Escrow 1 LLC /
6.63%, 11/01/2019(d),(f)	$4,960	$5,003		Cequel Communications Escrow Capital
		$99,315		Corp
				6.38%, 09/15/2020(d)		$7,395		$7,488
Consumer Products - 2.00%				Norcell Sweden Holding 2 AB
Reynolds Group Issuer Inc / Reynolds Group				10.75%, 09/29/2019(d)	EUR	4,000		5,573
Issuer LLC / Reynolds Group Issuer								$13,061
(Luxembourg) S.A.
5.75%, 10/15/2020(d)	7,325	7,398		Electronics - 0.77%
7.13%, 04/15/2019	12,995	13,840		Rexel SA
7.88%, 08/15/2019	4,690	5,088		6.13%, 12/15/2019(d)		$10,965		11,239
9.00%, 04/15/2019	15,815	16,013		Viasystems Inc
9.88%, 08/15/2019	31,533	33,031		7.88%, 05/01/2019(d)		18,220		17,810
		$75,370						$29,049

Cosmetics & Personal Care - 0.09%				Entertainment - 4.33%
Albea Beauty Holdings SA				CCM Merger Inc
8.38%, 11/01/2019(d)	3,200	3,248		9.13%, 05/01/2019(d)		8,685		8,663
				Lions Gate Entertainment Inc
				10.25%, 11/01/2016(d)		15,125		16,959
Diversified Financial Services - 4.11%				Peninsula Gaming LLC / Peninsula Gaming
Aircastle Ltd				Corp
7.63%, 04/15/2020	8,050	8,895		8.38%, 08/15/2015		18,280		19,080
9.75%, 08/01/2018	18,155	20,538
Credit Acceptance Corp				10.75%, 08/15/2017		18,050		20,329
				Regal Entertainment Group
9.13%, 02/01/2017	24,940	27,372		9.13%, 08/15/2018		13,440		14,918
DVI Inc
0.00%, 02/01/2004(a),(b),(c)	8,575	643		WMG Acquisition Corp
				6.00%, 01/15/2021(d),(f)		7,355		7,373
0.00%, 02/01/2004(a),(b),(c)	6,850	514
				6.25%, 01/15/2021(c)	EUR	9,700		12,573
Icahn Enterprises LP / Icahn Enterprises
Finance Corp				9.50%, 06/15/2016		$5,705		6,268
8.00%, 01/15/2018	16,630	17,877		9.50%, 06/15/2016		13,410		14,768
8.00%, 01/15/2018 (d)	3,725	4,004		11.50%, 10/01/2018		27,245		30,719
ILFC E-Capital Trust II				WMG Holdings Corp
6.25%, 12/21/2065(d),(e)	6,260	5,196		13.75%, 10/01/2019		10,235		11,668
International Lease Finance Corp								$163,318
6.25%, 05/15/2019	14,540	15,670		Environmental Control - 0.41%
8.62%, 09/15/2015(e)	9,690	10,911		ADS Waste Holdings Inc
Serta Simmons Holdings LLC				8.25%, 10/01/2020(d)		15,050		15,577
8.13%, 10/01/2020(d)	11,870	11,974
Springleaf Finance Corp
6.90%, 12/15/2017	17,010	14,969		Food- 0.32%
SquareTwo Financial Corp				Agrokor DD
				8.88%, 02/01/2020(d)		2,485		2,572
11.63%, 04/01/2017	16,825	15,185
TRAINS HY-1-2006				Pinnacle Foods Finance LLC / Pinnacle Foods
7.22%, 05/01/2016(d),(e)	1,230	1,205		Finance Corp
		$154,953		9.25%, 04/01/2015		9,312		9,510
								$12,082
Electric - 2.92%
Edison Mission Energy				Forest Products & Paper - 1.49%
7.00%, 05/15/2017	15,392	7,427		Boise Cascade LLC/Boise Cascade Finance
Elwood Energy LLC				Corp
				6.38%, 11/01/2020(d)		5,715		5,801
8.16%, 07/05/2026	8,940	9,152
Energy Future Holdings Corp				Sappi Papier Holding GmbH
				7.50%, 06/15/2032(d)		17,625		15,025
9.75%, 10/15/2019	10,621	10,993		7.75%, 07/15/2017(d)		5,000		5,312
10.00%, 01/15/2020(e)	5,175	5,499
				8.38%, 06/15/2019(d)		13,775		14,533
Energy Future Intermediate Holding Co LLC
9.75%, 10/15/2019	3,829	3,963		Smurfit Kappa Acquisitions
				4.88%, 09/15/2018(d)		5,885		5,885
Energy Future Intermediate Holding Co LLC /
EFIH Finance Inc				Verso Paper Holdings LLC / Verso Paper Inc
				11.75%, 01/15/2019(d)		9,340		9,807
11.75%, 03/01/2022(d)	6,000	5,865
Indiantown Cogeneration LP								$56,363
9.77%, 12/15/2020	6,133	6,452		Healthcare - Products - 1.82%
Mirant Mid Atlantic Pass Through Trust C				Angiotech Pharmaceuticals Inc
10.06%, 12/30/2028	31,010	34,730		5.00%, 12/01/2013(e)		2,332		2,332
NRG Energy Inc				9.00%, 12/01/2016		31,963		32,283
6.63%, 03/15/2023(d)	5,765	5,938		Kinetic Concepts Inc / KCI USA Inc
8.25%, 09/01/2020	18,225	20,093		10.50%, 11/01/2018(d)		11,975		12,753
		$110,112		Universal Hospital Services Inc
				7.63%, 08/15/2020(d)		20,690		21,466
								$68,834

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Healthcare - Services - 5.15%					Media (continued)
Centene Corp					DISH DBS Corp
5.75%, 06/01/2017		$12,093	$13,000		5.88%, 07/15/2022		$36,080		$37,884
Fresenius Medical Care US Finance II Inc					6.75%, 06/01/2021		40,955		45,614
5.88%, 01/31/2022(d)		7,825	8,324		7.88%, 09/01/2019		28,160		33,017
Fresenius Medical Care US Finance Inc					Nara Cable Funding Ltd
6.50%, 09/15/2018(d)		4,895	5,482		8.88%, 12/01/2018(d)		7,970		7,532
HCA Inc					TVN Finance Corp II AB
4.75%, 05/01/2023		16,330	16,330		10.75%, 11/15/2017(d)	EUR	3,485		4,907
7.25%, 09/15/2020		29,885	33,060		Unitymedia Hessen GmbH & Co KG /
7.50%, 11/06/2033		6,000	5,940		Unitymedia NRW GmbH
8.50%, 04/15/2019		30,440	34,207		5.50%, 09/15/2022(d)		3,900		4,973
MultiPlan Inc					8.13%, 12/01/2017(d)		$16,305		17,609
9.88%, 09/01/2018(d)		40,210	44,231		Univision Communications Inc
Radnet Management Inc					6.75%, 09/15/2022(d)		7,000		7,000
10.38%, 04/01/2018		20,859	20,963		6.88%, 05/15/2019(d)		8,735		8,931
Tenet Healthcare Corp					7.88%, 11/01/2020(d)		1,485		1,574
6.75%, 02/01/2020(d)		12,735	12,656		8.50%, 05/15/2021(d)		16,620		16,703
			$194,193		WideOpenWest Finance LLC /
					WideOpenWest Capital Corp
Holding Companies - Diversified - 0.33%					13.38%, 10/15/2019(d)		24,985		25,797
Alphabet Holding Co Inc									$277,610
7.75%, 11/01/2017(d)		7,445	7,510
Polish Television Holding BV					Mining - 0.87%
11.25%, 05/15/2017(d),(e)	EUR	3,745	5,073		FMG Resources August 2006 Pty Ltd
			$12,583		6.88%, 02/01/2018(d)		11,350		10,981
					8.25%, 11/01/2019(d)		14,720		14,720
Insurance - 1.01%					Midwest Vanadium Pty Ltd
CNO Financial Group Inc					11.50%, 02/15/2018(d)		12,060		7,236
6.38%, 10/01/2020(d)		$5,770	5,972
Liberty Mutual Group Inc									$32,937
7.00%, 03/15/2037(d),(e)		20,172	19,970		Oil & Gas - 8.52%
XL Group PLC					Antero Resources Finance Corp
6.50%, 12/31/2049(e)		13,292	12,328		7.25%, 08/01/2019		11,730		12,668
			$38,270		Carrizo Oil & Gas Inc
					7.50%, 09/15/2020		8,280		8,446
Internet - 1.19%					8.63%, 10/15/2018		17,745		19,120
Open Solutions Inc					Chaparral Energy Inc
9.75%, 02/01/2015(d)		19,615	16,673
					7.63%, 11/15/2022(d)		4,685		4,954
Zayo Group LLC / Zayo Capital Inc					9.88%, 10/01/2020		17,705		20,139
10.13%, 07/01/2020		25,370	28,351		Chesapeake Energy Corp
			$45,024		6.13%, 02/15/2021		14,055		14,231
Iron & Steel - 0.31%					Concho Resources Inc
AK Steel Corp					5.50%, 10/01/2022		6,200		6,495
8.38%, 04/01/2022		13,995	11,826		7.00%, 01/15/2021		10,270		11,400
					EP Energy LLC / EP Energy Finance Inc
					6.88%, 05/01/2019(d)		6,615		7,144
Lodging - 2.05%					9.38%, 05/01/2020(d)		20,325		22,459
Boyd Acquisition Sub LLC/Boyd Acquisition					EP Energy LLC / Everest Acquisition Finance
Finance Corp					Inc
8.38%, 02/15/2018(d)		16,680	17,055		7.75%, 09/01/2022(d)		4,110		4,254
Caesars Entertainment Operating Co Inc					Halcon Resources Corp
11.25%, 06/01/2017		12,600	13,640		8.88%, 05/15/2021(d),(f)		5,870		5,951
MGM Resorts International					Hilcorp Energy I LP / Hilcorp Finance Co
8.63%, 02/01/2019(d)		15,400	16,651		7.63%, 04/15/2021(d)		2,040		2,224
9.00%, 03/15/2020		8,295	9,249		8.00%, 02/15/2020(d)		20,990		22,984
10.00%, 11/01/2016		18,060	20,588		Kodiak Oil & Gas Corp
			$77,183		8.13%, 12/01/2019(d)		17,265		18,819
Media- 7.36%					Linn Energy LLC / Linn Energy Finance
Cablevision Systems Corp					Corp
8.00%, 04/15/2020		14,880	16,703		7.75%, 02/01/2021		8,650		9,234
Cequel Communications Holdings I LLC /					Offshore Group Investment Ltd
					7.50%, 11/01/2019(d)		16,190		15,947
Cequel Capital Corp
8.63%, 11/15/2017(d)		3,760	4,023		PDC Energy Inc
					7.75%, 10/15/2022(d)		16,365		16,651
Clear Channel Worldwide Holdings Inc
7.63%, 03/15/2020		14,170	13,497		12.00%, 02/15/2018		18,410		20,124
CSC Holdings LLC					Plains Exploration & Production Co
6.75%, 11/15/2021(d)		4,685	5,212		6.50%, 11/15/2020		12,665		12,665
Cumulus Media Holdings Inc					6.88%, 02/15/2023		13,965		13,948
7.75%, 05/01/2019		27,247	26,634		Precision Drilling Corp
					6.63%, 11/15/2020		10,320		11,042

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Oil & Gas (continued)					Retail (continued)
SandRidge Energy Inc					Suburban Propane Partners LP/Suburban
7.50%, 02/15/2023(d)	$9,980		$10,329		Energy Finance Corp
Seadrill Ltd					7.38%, 03/15/2020		$11,525		$12,216
5.63%, 09/15/2017(d)	30,370		30,370						$69,626
			$321,598		Savings & Loans - 0.00%
Oil & Gas Services - 0.30%					Washington Mutual Bank / Henderson NV
Cie Generale de Geophysique - Veritas					0.00%, 10/31/2008(a),(c)		3,500		—
9.50%, 05/15/2016	10,610		11,459		0.00%, 01/15/2013(a),(c)		3,000		—
					0.00%, 01/15/2015(a),(c),(e)		2,000		—
Packaging & Containers - 1.08%									$—
ARD Finance SA					Semiconductors - 0.42%
11.13%, PIK 11.13%, 06/01/2018(d),(g)	2,573		2,650		Jazz Technologies Inc
Ardagh Packaging Finance PLC / Ardagh MP					8.00%, 06/30/2015(d)		1		1
Holdings USA Inc					8.00%, 06/30/2015		20,487		16,031
7.38%, 10/15/2017(d)	3,000		3,221						$16,032
Crown Cork & Seal Co Inc
7.38%, 12/15/2026	16,654		18,194		Sovereign - 0.29%
Exopack Holding Corp					Mexican Bonos
					8.00%, 12/19/2013(e)	MXN	138,474		10,945
10.00%, 06/01/2018	18,030		16,678
			$40,743

Pharmaceuticals - 0.49%					Telecommunications - 9.07%
Endo Health Solutions Inc					Clearwire Communications LLC/Clearwire
7.25%, 01/15/2022	11,830		12,776		Finance Inc
					12.00%, 12/01/2015(d)		$13,650		14,537
Sky Growth Acquisition Corp
7.38%, 10/15/2020(d)	5,795		5,766		Digicel Group Ltd
					8.25%, 09/30/2020(d)		5,485		5,910
			$18,542		10.50%, 04/15/2018(d)		12,250		13,536
Pipelines - 3.97%					Digicel Ltd
Access Midstream Partners LP / ACMP					8.25%, 09/01/2017(d)		4,200		4,515
Finance Corp					12.00%, 04/01/2014(d)		10,800		11,934
5.88%, 04/15/2021	5,592		5,816		Eileme 2 AB
El Paso LLC					11.63%, 01/31/2020(d)		13,650		15,339
7.75%, 01/15/2032	16,481		19,668		Goodman Networks Inc
Energy Transfer Equity LP					12.13%, 07/01/2018(d)		5,175		5,680
7.50%, 10/15/2020	9,390		10,681		Intelsat Jackson Holdings SA
Enterprise Products Operating LLC					7.25%, 10/15/2020		18,335		19,481
8.38%, 08/01/2066	45,380		51,733		7.25%, 10/15/2020(d)		6,165		6,535
MarkWest Energy Partners LP / MarkWest					Intelsat Luxembourg SA
Energy Finance Corp					11.50%, 02/04/2017		10,959		11,534
5.50%, 02/15/2023	4,155		4,363		11.25%, 02/04/2017		35,200		36,960
6.25%, 06/15/2022	15,650		16,941		Level 3 Communications Inc
6.50%, 08/15/2021	22,500		24,356		11.88%, 02/01/2019		11,823		13,448
NGPL PipeCo LLC					Level 3 Financing Inc
9.63%, 06/01/2019(d)	12,120		13,938		8.13%, 07/01/2019		12,535		13,381
Regency Energy Partners LP / Regency					10.00%, 02/01/2018		12,280		13,692
Energy Finance Corp					NII Capital Corp
5.50%, 04/15/2023	2,135		2,221		7.63%, 04/01/2021		21,115		16,681
			$149,717		Sprint Nextel Corp
					7.00%, 03/01/2020(d)		7,965		9,239
REITS- 0.24%					7.00%, 08/15/2020		32,870		36,075
iStar Financial Inc					9.00%, 11/15/2018(d)		18,335		22,644
9.00%, 06/01/2017	8,295		8,979		9.13%, 03/01/2017		8,165		9,594
					UPC Holding BV
Retail - 1.84%					6.38%, 09/15/2022(d)	EUR	1,850		2,341
AmeriGas Finance LLC/AmeriGas Finance					UPCB Finance III Ltd
Corp					6.63%, 07/01/2020(d)		$6,500		6,955
7.00%, 05/20/2022	23,665		25,706		UPCB Finance V Ltd
Claire's Stores Inc					7.25%, 11/15/2021(d)		6,475		7,123
9.00%, 03/15/2019(d)	12,410		12,953		Virgin Media Finance PLC
Dufry Finance SCA					4.88%, 02/15/2022		1,980		2,000
5.50%, 10/15/2020(d)	1,700		1,730		5.25%, 02/15/2022		3,170		3,313
Penske Automotive Group Inc					9.50%, 08/15/2016		7,410		8,270
5.75%, 10/01/2022(d)	4,140		4,218		Wind Acquisition Finance SA
Petco Holdings Inc					7.25%, 02/15/2018(d)		9,450		9,166
8.50%, PIK 9.25%, 10/15/2017(d),(g)	12,755		12,803		11.75%, 07/15/2017(d)		5,147		5,018
					Wind Acquisition Holdings Finance SA
					12.25%, PIK 12.25%, 07/15/2017(d),(g)		20,599		17,509
									$342,410

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal					SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)			Value(000	's)	(continued)	Amount (000's)	Value	(000	's)

Transportation - 3.17%						Electric - 0.98%
Kansas City Southern de Mexico SA de CV						Dynegy Power LLC, Term Loan
6.13%, 06/15/2021		$18,164		$20,298		9.25%, 08/05/2016(e)	$11,670		$12,136
Navios Maritime Acquisition Corp / Navios						Texas Competitive Electric Holdings Co LLC,
Acquisition Finance US Inc						Term Loan NON-EXT
8.63%, 11/01/2017		15,040		14,175		3.75%, 10/10/2014(e)	36,433		24,714
Navios Maritime Holdings Inc / Navios									$36,850
Maritime Finance US Inc
8.88%, 11/01/2017		15,385		15,770		Entertainment - 1.12%
PHI Inc						CCM Merger Inc, Term Loan B
						6.00%, 02/01/2017(e)	20,080		20,281
8.63%, 10/15/2018		7,420		7,828
Ship Finance International Ltd						Peninsula Gaming LLC, Term Loan B
						0.00%, 08/03/2017(e),(h)	12,305		12,436
8.50%, 12/15/2013		23,944		23,974
Swift Services Holdings Inc						WMG Acquisition Corp, Term Loan B
						0.00%, 10/25/2018(e),(h)	9,420		9,443
10.00%, 11/15/2018		35,155		37,704
				$119,749					$42,160
TOTAL BONDS				$3,144,532		Environmental Control - 0.71%
	Principal					ADS Waste Holdings Inc, Term Loan B
CONVERTIBLE BONDS - 0.09%	Amount (000's)			Value(000	's)	0.00%, 09/25/2019(e),(h)	4,600		4,641
						Advanced Disposal Services Inc, Bridge
Food Service - 0.09%						Loan
FU JI Food and Catering Services Holdings						0.00%, 08/17/2013(c),(e),(h),(i)	22,100		22,100
Ltd
0.00%, 10/26/2009(a),(b),(c)	CNY	245,000		3,143					$26,741
0.00%, 11/09/2009(a),(c)	HKD	46,500		480		Food- 0.11%
				$3,623		Pinnacle Foods Finance LLC / Pinnacle Foods
TOTAL CONVERTIBLE BONDS				$3,623		Finance Corp, Term Loan D-NEW
SENIOR FLOATING RATE INTERESTS -	Principal					4.75%, 09/29/2018(e)	4,145		4,155
14.40%	Amount (000's)		Value	(000	's)
Advertising - 0.19%						Forest Products & Paper - 0.41%
Getty Images Inc, Term Loan B						Exopack LLC, Term Loan B
0.00%, 10/03/2019(e),(h)		$7,115		$7,130		6.50%, 05/06/2017(e)	4,952		4,953
						NewPage Corp, DIP Term Loan
						8.00%, 03/08/2013(e)	10,365		10,382
Automobile Manufacturers - 0.11%									$15,335
Chrysler Group LLC, Term Loan B
0.00%, 05/24/2017(e),(h)		4,185		4,271		Healthcare - Products - 0.82%
						BSN Medical GmbH & Co KG, Term Loan
						B1
Automobile Parts & Equipment - 0.43%						0.00%, 07/15/2019(e),(h)	4,150		4,155
HHI Holdings LLC, Term Loan
0.00%, 10/03/2018(e),(h)		8,135		8,101		Hologic Inc, Term Loan B
						4.50%, 04/29/2019(e)	18,524		18,719
Schaeffler AG, Term Loan C2
6.00%, 02/14/2017(e)		8,045		8,124		Kinetic Concepts Inc, Term Loan B1
						7.00%, 04/20/2018(e)	8,064		8,154
				$16,225					$31,028
Beverages - 0.84%
Constellation Brands Inc, Bridge Loan A						Healthcare - Services - 0.24%
0.00%, 06/28/2020(c),(e),(h),(i)		31,550		31,550		MultiPlan Inc, Term Loan B
						4.75%, 08/26/2017(e)	9,104		9,134

Chemicals - 1.88%
AZ Chem US Inc, Term Loan B						Insurance - 1.41%
7.25%, 12/06/2017(e)		8,570		8,667		Asurion LLC, Term Loan
						9.00%, 05/10/2019(e)	9,550		9,863
Georgia Gulf Corp, Bridge Loan
0.00%, 08/20/2013(c),(e),(h),(i)		48,500		48,500		Asurion LLC, Term Loan B
						5.50%, 05/10/2018(e)	17,095		17,202
Ineos US Finance LLC, Term Loan
6.50%, 04/27/2018(e)		10,418		10,554		CNO Financial Group Inc, Term Loan B2
						0.00%, 09/20/2016(e),(h)	6,625		6,633
Taminco Global Chemical Corp, Term Loan
0.00%, 02/15/2019(e),(h)		3,060		3,089		Lone Star Intermediate Super Holdings LLC,
						Term Loan
				$70,810		11.00%, 08/07/2019(e)	18,290		19,433
Coal- 0.25%									$53,131
Patriot Coal Corp, DIP Term Loan
9.25%, 12/09/2013(e)		9,440		9,452		Internet - 0.74%
						Open Solutions Inc, Term Loan B
						2.58%, 01/23/2014(e)	17,541		16,876
Computers - 0.36%						Zayo Group LLC, Term Loan B
CompuCom Systems Inc, Term Loan						7.13%, 03/18/2019(e)	11,222		11,261
6.50%, 10/02/2018(e)		9,680		9,652					$28,137
10.25%, 10/02/2019(e)		4,055		3,989
				$13,641

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal				Maturity
(continued)	Amount (000's)	Value(000	's)	REPURCHASE AGREEMENTS - 5.46%	Amount (000's)	Value(000	's)
Lodging - 0.85%				Banks - 5.46%
Caesars Entertainment Operating Co Inc, Term				Investment in Joint Trading Account; Credit	$68,107	$68,106
Loan B6				Suisse Repurchase Agreement; 0.25%
5.46%, 01/28/2018(e)	$35,826	$32,069		dated 10/31/2012 maturing 11/01/2012
				(collateralized by US Government
				Securities; $69,468,658; 0.00%; dated
Media- 0.83%				05/15/15 - 08/15/37)
Cequel Communications Holdings, Bridge				Investment in Joint Trading Account; Deutsche	31,783	31,783
Loan
0.00%, 07/24/2013(c),(e),(h),(i)	13,230	13,230		Bank Repurchase Agreement; 0.32% dated
Cumulus Media Holdings Inc, Term Loan				10/31/2012 maturing 11/01/2012
7.50%, 01/14/2019 (e)	3,200	3,236		(collateralized by US Government
Univision Communications Inc, Term Loan				Securities; $32,418,707; 0.28% - 2.50%;
				dated 11/04/13 - 10/17/19)
EXT 4.46%, 03/31/2017(e)	8,129	7,941		Investment in Joint Trading Account; JP	47,675	47,675
WideOpenWest Finance LLC, Term Loan				Morgan Repurchase Agreement; 0.25%
6.25%, 07/12/2018(e)	7,022	7,080		dated 10/31/2012 maturing 11/01/2012
				(collateralized by US Government
		$31,487		Securities; $48,628,060; 3.50% - 11.25%;
Mining - 0.12%				dated 02/15/15 - 11/15/39)
FMG Resources August 2006 Pty Ltd, Term				Investment in Joint Trading Account; Merrill	58,440	58,440
Loan B				Lynch Repurchase Agreement; 0.23%
0.00%, 10/12/2017(e),(h)	4,740	4,714		dated 10/31/2012 maturing 11/01/2012
				(collateralized by US Government
				Securities; $59,608,739; 0.00% - 9.38%;
Oil & Gas - 0.61%				dated 01/15/13 - 07/15/32)
Chesapeake Energy Corp, Term Loan						$206,004
8.50%, 12/01/2017(e)	2,173	2,175
EP Energy LLC, Term Loan				TOTAL REPURCHASE AGREEMENTS		$206,004
5.00%, 04/24/2018(e)	1,095	1,101		Total Investments		$3,928,525
Plains Exploration & Production Co, Bridge				Liabilities in Excess of Other Assets, Net - (4.10)%		$(154,879)
Loan				TOTAL NET ASSETS - 100.00%		$3,773,646
0.00%, 09/04/2013(c),(e),(h),(i)	17,700	17,700
Plains Exploration & Production Co, Term				(a) Non-Income Producing Security
Loan B				(b) Security is Illiquid
0.00%, 10/15/2019(e),(h)	2,055	2,063
				(c)		Market value is determined in accordance with procedures established in
		$23,039		good faith by the Board of Directors. At the end of the period, the value of
Pharmaceuticals - 0.27%				these securities totaled $181,302 or 4.80% of net assets.
Par Pharmaceutical Cos Inc, Term Loan B				(d)		Security exempt from registration under Rule 144A of the Securities Act of
5.00%, 09/18/2019(e)	10,320	10,286		1933. These securities may be resold in transactions exempt from
				registration, normally to qualified institutional buyers. Unless otherwise
				indicated, these securities are not considered illiquid. At the end of the
Pipelines - 0.45%				period, the value of these securities totaled $1,128,528 or 29.91% of net
NGPL PipeCo LLC, Term Loan B				assets.
6.75%, 05/04/2017(e)	16,610	16,928
				(e)	Variable Rate. Rate shown is in effect at October 31, 2012.
				(f) Security purchased on a when-issued basis.
REITS- 0.10%				(g)		Payment in kind; the issuer has the option of paying additional securities
iStar Financial Inc, Term Loan A2				in lieu of cash.
5.25%, 06/30/2014(e)	787	785		(h)		This Senior Floating Rate Note will settle after October 31, 2012, at which
7.00%, 06/30/2014(e)	2,890	2,883		time the interest rate will be determined.
				(i)		All or a portion of the loan is unfunded. See Notes to Financial Statements
				for additional information.
Retail - 0.18%
AOT Bedding Super Holdings LLC, Term
Loan B
5.00%, 09/19/2019(e)	6,715	6,708		Portfolio Summary (unaudited)
				Sector		Percent
				Communications		20 .00%
Telecommunications - 0.39%				Financial		17 .67%
Intelsat Jackson Holdings SA, Term Loan				Energy		15 .44%
3.21%, 02/01/2014(e)	10,500	10,368
				Consumer, Non-cyclical		14 .53%
UPC Financing Partnership, Term Loan AB				Consumer, Cyclical		12 .86%
4.75%, 12/31/2017(e)	4,420	4,422
				Basic Materials		8 .85%
		$14,790		Industrial		6 .82%
TOTAL SENIOR FLOATING RATE INTERESTS		$543,439		Utilities		3 .90%
				Technology		3 .41%
				Diversified		0 .33%
				Government		0 .29%
				Liabilities in Excess of Other Assets, Net		(4.10)%
				TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

COMMON STOCKS - 0.53%	Shares Held	Value	(000	's)		Principal
Agriculture - 0.00%					BONDS- 84.94%	Amount (000's)	Value	(000	's)
Eurofresh Inc (a),(b)	43,973		$—		Advertising - 0.31%
					inVentiv Health Inc
					10.00%, 08/15/2018(d)	$1,226		$1,110
Automobile Manufacturers - 0.12%					10.00%, 08/15/2018(d)	383		347
General Motors Co (a)	54,951		1,401
					Lamar Media Corp
					5.00%, 05/01/2023(d)	360		360
Building Materials - 0.02%					Sitel LLC / Sitel Finance Corp
US Concrete Inc (a)	21,880		168		11.50%, 04/01/2018	1,495		1,069
					11.00%, 08/01/2017(d)	545		548
Diversified Financial Services - 0.11%					Visant Corp
Capmark Financial Group Inc (b)	10,610,000		133		10.00%, 10/01/2017	260		251
Capmark Financial Group Inc (a)	55,726		1,148					$3,685
			$1,281		Aerospace & Defense - 0.35%
					B/E Aerospace Inc

Electric Dynegy Inc - 0.20% (a)	128,669		2,406		5.25%, 04/01/2022	1,072		1,118
					Esterline Technologies Corp
					7.00%, 08/01/2020	750		829
Forest Products & Paper - 0.02%					TransDigm Inc
Resolute Forest Products (a)	17,836		218		7.75%, 12/15/2018	1,000		1,102
					Triumph Group Inc
Metal Fabrication & Hardware - 0.01%					8.00%, 11/15/2017	532		584
Wolverine Tube Inc (a),(b),(c)	8,336		158		8.63%, 07/15/2018	460		516
								$4,149

Packaging & Containers - 0.00%					Agriculture - 0.03%
Constar International (a),(b),(c)	9,689		8		Alliance One International Inc
					10.00%, 07/15/2016	312		322
					Eurofresh Inc
Retail - 0.01%					15.00%, PIK 15.00%, 11/18/2016(b),(c),(e)	219		—
Neebo Inc (a),(b),(c)	20,064		70					$322
Neebo Inc - Warrants (a),(b),(c)	7,519		—
Neebo Inc - Warrants (a),(b),(c)	3,508		—		Airlines - 1.10%
Real Mex Restaurants Inc (a),(b),(c)	400,000		23		Continental Airlines 2003-ERJ1 Pass Through
			$93		Trust
					7.88%, 07/02/2018	2,045		2,111
Semiconductors - 0.04%					Continental Airlines 2004-ERJ1 Pass Through
Magnachip Semiconductor Corp (a)	43,020		484		Trust
					9.56%, 09/01/2019	183		194
Transportation - 0.00%					Continental Airlines 2005-ERJ1 Pass Through
General Maritime Corp (a),(b),(c)	974		29		Trust
General Maritime Corp - Warrants (a),(b),(c)	1,507		—		9.80%, 04/01/2021	1,213		1,317
			$29		Continental Airlines 2006-ERJ1 Pass Through
					Trust
TOTAL COMMON STOCKS			$6,246		9.32%, 11/01/2019(d)	255		265
CONVERTIBLE PREFERRED STOCKS -					Continental Airlines Inc
0.13%	Shares Held	Value	(000	's)	6.75%, 09/15/2015(d)	1,060		1,109
Automobile Manufacturers - 0.13%					Delta Air Lines 2007-1 Class B Pass Through
General Motors Co	38,850		1,578		Trust
					8.02%, 08/10/2022	545		594
TOTAL CONVERTIBLE PREFERRED STOCKS			$1,578		Delta Air Lines 2007-1 Class C Pass Through
PREFERRED STOCKS - 0.42%	Shares Held	Value	(000	's)	Trust
					8.95%, 08/10/2014	154		158
Agriculture - 0.00%					Delta Air Lines 2012-1 Class B Pass Through
Eurofresh Inc (a),(b)	75		—		Trust
					6.88%, 05/07/2019(b),(d)	525		545
Banks- 0.36%					Northwest Airlines 2007-1 Class A Pass
Ally Financial Inc (d)	1,055		1,017		Through Trust
COBANK ACB 11.00%; Series D	60,000		3,257		7.03%, 11/01/2019	2,013		2,231
			$4,274		UAL 2007-1 Pass Through Trust
					6.64%, 07/02/2022	379		406
Insurance - 0.04%					UAL 2009-2A Pass Through Trust
Hartford Financial Services Group Inc	19,400		550		9.75%, 01/15/2017	909		1,052
					UAL 2009-2B Pass Through Trust
					12.00%, 01/15/2016(d)	561		604
Packaging & Containers - 0.02%
Constar International (a),(b),(c)	977		210		United Air Lines Inc
					9.88%, 08/01/2013(d)	2,463		2,512
TOTAL PREFERRED STOCKS			$5,034					$13,098

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Apparel - 0.08%				Building Materials - 1.99%
Quiksilver Inc				Building Materials Corp of America
6.88%, 04/15/2015	$936	$897		6.75%, 05/01/2021(d)	$2,000		$2,180
				Calcipar SA
				6.88%, 05/01/2018(d)	600		601
Automobile Manufacturers - 0.55%				Cemex Espana Luxembourg
Chrysler Group LLC / CG Co-Issuer Inc				9.25%, 05/12/2020(d)	1,900		1,976
8.25%, 06/15/2021	3,122	3,337		9.88%, 04/30/2019(d)	1,950		2,101
Ford Motor Co				Cemex Finance LLC
8.90%, 01/15/2032	325	431		9.38%, 10/12/2022 (d)	600		627
9.22%, 09/15/2021	500	640		9.50%, 12/14/2016(d)	575		610
9.98%, 02/15/2047	1,560	2,166		Cemex SAB de CV
		$6,574		5.36%, 09/30/2015(d),(f)	1,000		973
Automobile Parts & Equipment - 0.24%				9.00%, 01/11/2018(d)	650		674
Goodyear Tire & Rubber Co/The				Gibraltar Industries Inc
7.00%, 05/15/2022	2,745	2,879		8.00%, 12/01/2015(f)	1,350		1,374
				Griffon Corp
				7.13%, 04/01/2018	1,000		1,055
Banks- 4.89%				Lafarge SA
Ally Financial Inc				7.13%, 07/15/2036	550		561
4.63%, 06/26/2015	941	978		Louisiana-Pacific Corp
5.50%, 02/15/2017	4,403	4,660		7.50%, 06/01/2020	300		335
6.25%, 12/01/2017	3,530	3,876		Masco Corp
7.50%, 09/15/2020	1,905	2,246		5.95%, 03/15/2022	370		414
8.00%, 12/31/2018	265	299		6.13%, 10/03/2016	925		1,012
8.00%, 03/15/2020	5,245	6,255		7.13%, 03/15/2020	48		56
8.00%, 11/01/2031	4,120	4,903		Masonite International Corp
AmSouth Bancorp				8.25%, 04/15/2021(d)	743		788
6.75%, 11/01/2025	560	572		Nortek Inc
Bank of America Corp				8.50%, 04/15/2021	1,384		1,488
5.75%, 08/15/2016	865	958		Ply Gem Industries Inc
6.50%, 08/01/2016	2,205	2,565		8.25%, 02/15/2018	450		480
8.00%, 12/29/2049(f)	808	900
8.13%, 12/29/2049(f)	2,270	2,569		Roofing Supply Group LLC / Roofing Supply
				Finance Inc
BankAmerica Institutional Capital B				10.00%, 06/01/2020(d)	555		611
7.70%, 12/31/2026(d)	525	535
				USG Corp
Barclays Bank PLC				8.38%, 10/15/2018(d)	1,625		1,771
6.05%, 12/04/2017(d)	265	289
				9.75%, 01/15/2018(f)	3,700		4,042
10.18%, 06/12/2021(d)	265	351
CIT Group Inc							$23,729
4.25%, 08/15/2017	666	683		Chemicals - 2.43%
4.75%, 02/15/2015(d)	745	771		Celanese US Holdings LLC
5.00%, 05/15/2017	2,142	2,258		6.63%, 10/15/2018	500		545
5.00%, 08/15/2022	533	552		CF Industries Inc
5.38%, 05/15/2020	1,717	1,833		6.88%, 05/01/2018	800		982
5.50%, 02/15/2019(d)	2,095	2,234		Chemtura Corp
6.63%, 04/01/2018(d)	9,005	10,040		7.88%, 09/01/2018	864		905
Citigroup Inc				Huntsman International LLC
5.95%, 12/29/2049	829	854		8.63%, 03/15/2020	740		834
NB Capital Trust II				8.63%, 03/15/2021	2,150		2,446
7.83%, 12/15/2026	200	204		LyondellBasell Industries NV
Regions Bank/Birmingham AL				5.00%, 04/15/2019	4,815		5,212
7.50%, 05/15/2018	700	843		5.75%, 04/15/2024	400		463
Royal Bank of Scotland NV				6.00%, 11/15/2021	2,490		2,879
1.11%, 03/09/2015(f)	1,001	935		Momentive Performance Materials Inc
Royal Bank of Scotland PLC/The				9.00%, 01/15/2021	7,020		4,844
9.50%, 03/16/2022(f)	1,465	1,679		10.00%, 10/15/2020(d)	1,900		1,824
Wachovia Capital Trust III				MPM Escrow LLC / MPM Finance Escrow
5.57%, 03/29/2049(f)	3,349	3,324		Corp
		$58,166		8.88%, 10/15/2020(d)	3,380		3,313
				Nufarm Australia Ltd
Beverages - 0.13%				6.38%, 10/15/2019(d)	360		369
Constellation Brands Inc				Olin Corp
6.00%, 05/01/2022	295	335		5.50%, 08/15/2022	900		929
7.25%, 05/15/2017	275	324		OMNOVA Solutions Inc
Cott Beverages Inc				7.88%, 11/01/2018	700		709
8.13%, 09/01/2018	215	239		PolyOne Corp
Innovation Ventures LLC / Innovation				7.38%, 09/15/2020	1,407		1,516
Ventures Finance Corp				Rain CII Carbon LLC / CII Carbon Corp
9.50%, 08/15/2019(d)	700	669
				8.00%, 12/01/2018(d)	290		296
		$1,567

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Chemicals (continued)					Commercial Services (continued)
Tronox Finance LLC					RR Donnelley & Sons Co
6.38%, 08/15/2020(d)	$800		$798		7.25%, 05/15/2018	$10,610		$10,544
			$28,864		7.63%, 06/15/2020	2,135		2,103
					8.25%, 03/15/2019	3,000		3,089
Coal- 0.74%					8.60%, 08/15/2016	555		605
Alpha Natural Resources Inc					Service Corp International/US
6.00%, 06/01/2019	492		432		7.00%, 05/15/2019	1,000		1,095
6.25%, 06/01/2021	1,146		997		TransUnion Holding Co Inc
9.75%, 04/15/2018	225		228		8.13%, PIK 8.88%, 06/15/2018(d),(e),(g)	427		429
Arch Coal Inc					United Rentals North America Inc
7.00%, 06/15/2019	345		306		6.13%, 06/15/2023	900		911
7.25%, 10/01/2020	1,085		960		UR Merger Sub Corp
7.25%, 06/15/2021	560		494		5.75%, 07/15/2018(d)	700		753
Consol Energy Inc					8.25%, 02/01/2021	1,225		1,354
8.00%, 04/01/2017	800		846		10.88%, 06/15/2016	900		1,002
8.25%, 04/01/2020	805		854		Valassis Communications Inc
Peabody Energy Corp					6.63%, 02/01/2021	850		876
6.00%, 11/15/2018	1,790		1,857					$53,763
6.25%, 11/15/2021	1,720		1,776
			$8,750		Computers - 0.87%
					iGate Corp
Commercial Services - 4.52%					9.00%, 05/01/2016	817		893
ACE Cash Express Inc					NCR Corp
11.00%, 02/01/2019(d)	1,085		1,023
					5.00%, 07/15/2022(d)	209		213
Ashtead Capital Inc					Seagate HDD Cayman
6.50%, 07/15/2022(d)	235		248
					6.88%, 05/01/2020	815		850
Avis Budget Car Rental LLC / Avis Budget					7.00%, 11/01/2021	1,715		1,792
Finance Inc					7.75%, 12/15/2018	330		358
8.25%, 01/15/2019	25		27		SunGard Data Systems Inc
9.63%, 03/15/2018	825		919		6.63%, 11/01/2019(d),(g)	3,095		3,122
9.75%, 03/15/2020	190		216		7.38%, 11/15/2018	905		974
Catalent Pharma Solutions Inc					7.63%, 11/15/2020	1,323		1,437
7.88%, 10/15/2018(d)	734		741
					Unisys Corp
Cenveo Corp					6.25%, 08/15/2017	727		760
8.88%, 02/01/2018	1,500		1,354					$10,399
Ceridian Corp
8.88%, 07/15/2019(d)	2,345		2,486		Consumer Products - 1.86%
12.25%, 11/15/2015	5,689		5,589		American Achievement Corp
11.25%, 11/15/2015(f)	2,715		2,647		10.88%, 04/15/2016(d)	258		222
Deluxe Corp					Armored Autogroup Inc
7.00%, 03/15/2019	1,425		1,503		9.25%, 11/01/2018(f)	1,500		1,290
7.38%, 06/01/2015	650		662		Reynolds Group Issuer Inc / Reynolds Group
Emergency Medical Services Corp					Issuer LLC / Reynolds Group Issuer
8.13%, 06/01/2019	750		795		(Luxembourg) S.A.
FTI Consulting Inc					5.75%, 10/15/2020(d)	4,860		4,908
6.75%, 10/01/2020	750		799		6.88%, 02/15/2021(f)	1,845		1,960
Garda World Security Corp					7.13%, 04/15/2019	700		745
9.75%, 03/15/2017(d)	875		924		7.88%, 08/15/2019	5,125		5,561
H&E Equipment Services Inc					8.50%, 05/15/2018	1,450		1,443
7.00%, 09/01/2022(d)	919		956		9.00%, 04/15/2019	1,200		1,215
Harland Clarke Holdings Corp					9.88%, 08/15/2019	4,580		4,798
6.00%, 05/15/2015(f)	950		708					$22,142
HDTFS Inc
5.88%, 10/15/2020(d)	1,294		1,307		Distribution & Wholesale - 0.16%
6.25%, 10/15/2022(d)	156		158		HD Supply Inc
					8.13%, 04/15/2019(d)	867		954
Hertz Corp/The
6.75%, 04/15/2019	578		613		VWR Funding Inc
					7.25%, 09/15/2017(d)	885		900
7.38%, 01/15/2021	180		194
7.50%, 10/15/2018	544		590					$1,854
Iron Mountain Inc					Diversified Financial Services - 4.51%
5.75%, 08/15/2024	300		299		Aircastle Ltd
7.75%, 10/01/2019	2,019		2,277		9.75%, 08/01/2018	800		905
Jaguar Holding Co I					CNG Holdings Inc/OH
9.38%, PIK 10.13%, 10/15/2017(d),(e)	1,000		1,015		9.38%, 05/15/2020(d)	1,152		1,187
Jaguar Holding Co II / Jaguar Merger Sub Inc					CNH Capital LLC
9.50%, 12/01/2019(d)	700		782		3.88%, 11/01/2015(d)	667		684
Knowledge Universe Education LLC					Ford Holdings LLC
7.75%, 02/01/2015(d)	1,865		1,641		9.30%, 03/01/2030	4,538		6,370
Lender Processing Services Inc					9.38%, 03/01/2020	1,060		1,337
5.75%, 04/15/2023	500		529

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Diversified Financial Services (continued)					Electric (continued)
Ford Motor Credit Co LLC					Homer City Funding LLC
5.88%, 08/02/2021	$560		$645		8.14%, 10/01/2019	$345		$378
General Motors Financial Co Inc					Ipalco Enterprises Inc
4.75%, 08/15/2017(d)	3,075		3,148		5.00%, 05/01/2018	1,170		1,234
Icahn Enterprises LP / Icahn Enterprises					7.25%, 04/01/2016(d)	1,945		2,166
Finance Corp					NRG Energy Inc
7.75%, 01/15/2016	2,150		2,247		6.63%, 03/15/2023(d)	518		534
8.00%, 01/15/2018	4,380		4,708		7.63%, 01/15/2018	1,390		1,519
8.00%, 01/15/2018(d)	2,335		2,510		7.63%, 05/15/2019	750		799
ILFC E-Capital Trust I					7.88%, 05/15/2021	6,579		7,204
4.52%, 12/21/2065(d),(f)	3,108		2,207		8.25%, 09/01/2020	2,030		2,238
ILFC E-Capital Trust II					Texas Competitive Electric Holdings Co LLC /
6.25%, 12/21/2065(d),(f)	1,167		969		TCEH Finance Inc
International Lease Finance Corp					10.25%, 11/01/2015(f)	345		60
5.65%, 06/01/2014	2,375		2,491					$35,135
5.88%, 04/01/2019	400		424
5.88%, 08/15/2022	1,475		1,532		Electrical Components & Equipment - 0.19%
6.25%, 05/15/2019	2,610		2,813		Belden Inc
					5.50%, 09/01/2022(d)	410		417
8.25%, 12/15/2020	3,742		4,411
8.62%, 09/15/2015(f)	1,635		1,841		Cequel Communications Escrow 1 LLC /
8.63%, 01/15/2022	1,415		1,710		Cequel Communications Escrow Capital
8.75%, 03/15/2017(f)	4,405		5,143		Corp
					6.38%, 09/15/2020(d)	1,087		1,101
8.88%, 09/01/2017	2,120		2,496
Nationstar Mortgage LLC / Nationstar Capital					General Cable Corp
					5.75%, 10/01/2022(d)	327		333
Corp
7.88%, 10/01/2020(d)	327		337		International Wire Group Holdings Inc
					8.50%, 10/15/2017(d)	403		407
9.63%, 05/01/2019(d)	125		137
9.63%, 05/01/2019(d)	261		288					$2,258
Neuberger Berman Group LLC/Neuberger					Electronics - 0.20%
Berman Finance Corp					Jabil Circuit Inc
5.63%, 03/15/2020(d)	500		525		4.70%, 09/15/2022	197		197
5.88%, 03/15/2022(d)	500		532		Kemet Corp
Oppenheimer Holdings Inc					10.50%, 05/01/2018	529		527
8.75%, 04/15/2018	525		541		NXP BV / NXP Funding LLC
ROC Finance LLC/ROC Finance 1 Corp					9.75%, 08/01/2018(d)	500		584
12.13%, 09/01/2018(d)	960		1,109		Rexel SA
Serta Simmons Holdings LLC					6.13%, 12/15/2019(d)	612		627
8.13%, 10/01/2020(d)	134		135		Viasystems Inc
Springleaf Finance Corp					7.88%, 05/01/2019(d)	498		487
6.90%, 12/15/2017	344		303					$2,422
			$53,685
					Engineering & Construction - 0.21%
Electric - 2.95%					Dycom Investments Inc
AES Eastern Energy LP					7.13%, 01/15/2021	175		187
0.00%, 01/02/2029(a)	2,000		80		New Enterprise Stone & Lime Co Inc
Calpine Corp					13.00%, PIK 9.00%, 03/15/2018(d),(e)	265		271
7.25%, 10/15/2017(d)	945		1,002		Tutor Perini Corp
7.50%, 02/15/2021(d)	4,020		4,372		7.63%, 11/01/2018	1,974		2,018
7.88%, 07/31/2020(d)	880		964					$2,476
CMS Energy Corp
5.05%, 02/15/2018	620		700		Entertainment - 1.71%
6.55%, 07/17/2017	600		711		American Casino & Entertainment Properties
Dynegy Holdings Inc					LLC / ACEP Finance Corp
0.00%, 06/01/2015(a),(b)	100		—		11.00%, 06/15/2014	405		420
0.00%, 06/01/2019(a),(b)	3,158		16		Cedar Fair LP / Canada's Wonderland Co /
0.00%, 10/15/2026(a),(b)	92		—		Magnum Management Corp
Dynegy Roseton LLC / Dynegy Danskammer					9.13%, 08/01/2018	1,795		2,030
LLC Pass Through Trust Series B					Chukchansi Economic Development
0.00%, 11/08/2016(a),(b)	2,773		125		Authority
Edison Mission Energy					9.75%, 05/30/2020(d)	1,835		1,110
7.00%, 05/15/2017	3,600		1,737		Graton Economic Development Authority
7.20%, 05/15/2019	750		368		9.63%, 09/01/2019(d)	2,385		2,537
Energy Future Intermediate Holding Co LLC /					Isle of Capri Casinos Inc
EFIH Finance Inc					7.75%, 03/15/2019	1,105		1,184
11.75%, 03/01/2022(d)	556		543		Mohegan Tribal Gaming Authority
10.00%, 12/01/2020	5,000		5,463		11.00%, 09/15/2018(d)	1,245		923
GenOn Energy Inc					10.50%, 12/15/2016(d)	595		561
7.88%, 06/15/2017	1,500		1,620		Peninsula Gaming LLC / Peninsula Gaming
9.88%, 10/15/2020	1,160		1,302		Corp
					10.75%, 08/15/2017	900		1,014

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Entertainment (continued)					Forest Products & Paper (continued)
Pinnacle Entertainment Inc					Resolute Forest Products
7.75%, 04/01/2022	$1,301		$1,409		10.25%, 10/15/2018	$2,029		$2,313
Production Resource Group Inc					Sappi Papier Holding GmbH
8.88%, 05/01/2019	422		299		8.38%, 06/15/2019(d)	200		211
Seminole Indian Tribe of Florida								$6,957
7.75%, 10/01/2017(d)	1,355		1,477
Seneca Gaming Corp					Hand & Machine Tools - 0.03%
8.25%, 12/01/2018(d)	1,100		1,159		Thermadyne Holdings Corp
Shingle Springs Tribal Gaming Authority					9.00%, 12/15/2017	335		353
9.38%, 06/15/2015(d)	650		543
WMG Acquisition Corp					Healthcare - Products - 0.46%
6.00%, 01/15/2021(d),(g)	735		736		Biomet Inc
9.50%, 06/15/2016	280		308		6.50%, 08/01/2020(d)	2,680		2,767
9.50%, 06/15/2016	4,165		4,587		6.50%, 10/01/2020(d)	700		681
			$20,297		Hologic Inc
					6.25%, 08/01/2020(d)	1,445		1,532
Environmental Control - 0.11%					Kinetic Concepts Inc / KCI USA Inc
ADS Waste Holdings Inc					10.50%, 11/01/2018(d)	500		532
8.25%, 10/01/2020(d)	305		315
Casella Waste Systems Inc								$5,512
7.75%, 02/15/2019(d)	600		588		Healthcare - Services - 4.52%
Clean Harbors Inc					Capella Healthcare Inc
5.25%, 08/01/2020(d)	430		441		9.25%, 07/01/2017	253		268
			$1,344		CHS/Community Health Systems Inc
					5.13%, 08/15/2018	4,395		4,559
Food- 0.74%					7.13%, 07/15/2020	825		872
Bumble Bee Acquisition Corp
9.00%, 12/15/2017(d)	837		881		8.00%, 11/15/2019	1,535		1,656
Dean Foods Co					DaVita Inc
					5.75%, 08/15/2022	855		893
7.00%, 06/01/2016	230		248		6.38%, 11/01/2018	650		694
9.75%, 12/15/2018	255		287
Dole Food Co Inc					6.63%, 11/01/2020	765		817
8.00%, 10/01/2016(d)	275		287		Fresenius Medical Care US Finance II Inc
					5.63%, 07/31/2019(d)	894		941
Ingles Markets Inc					5.88%, 01/31/2022(d)	1,730		1,840
8.88%, 05/15/2017	500		538		Fresenius Medical Care US Finance Inc
JBS USA LLC / JBS USA Finance Inc					5.75%, 02/15/2021(d)	405		428
7.25%, 06/01/2021(d)	210		205
					6.50%, 09/15/2018(d)	3,020		3,383
8.25%, 02/01/2020(d)	218		225
					HCA Inc
Pilgrim's Pride Corp					4.75%, 05/01/2023	3,720		3,720
7.88%, 12/15/2018	250		246
Simmons Foods Inc					5.88%, 03/15/2022	1,000		1,073
10.50%, 11/01/2017(d)	375		320		5.88%, 05/01/2023	630		636
					6.38%, 01/15/2015	1,058		1,137
Smithfield Foods Inc					6.50%, 02/15/2020	2,440		2,697
6.63%, 08/15/2022	225		236
7.75%, 07/01/2017	510		576		7.05%, 12/01/2027	465		439
					7.50%, 02/15/2022	3,305		3,693
SUPERVALU Inc					7.50%, 12/15/2023	1,285		1,285
8.00%, 05/01/2016	4,950		4,715		7.69%, 06/15/2025	1,430		1,444
			$8,764		7.88%, 02/15/2020	1,330		1,486
Forest Products & Paper - 0.58%					8.00%, 10/01/2018	1,200		1,386
Abitibi Unsecured Notes Claims					8.50%, 04/15/2019	2,518		2,830
0.00%, 04/20/2013(a),(c)	533		1		Health Management Associates Inc
0.00%, 06/20/2013(a),(c)	780		2		6.13%, 04/15/2016	500		545
0.00%, 04/01/2015(a),(c)	2,313		5		7.38%, 01/15/2020	650		700
0.00%, 04/01/2028(a),(c)	320		1		IASIS Healthcare LLC / IASIS Capital Corp
0.00%, 08/01/2030(a),(c)	85		—		8.38%, 05/15/2019	190		175
Appleton Papers Inc					MultiPlan Inc
10.50%, 06/15/2015(d)	690		731		9.88%, 09/01/2018(d)	1,350		1,485
Boise Cascade LLC/Boise Cascade Finance					National Mentor Holdings Inc
Corp					12.50%, 02/15/2018(d)	370		376
6.38%, 11/01/2020(d)	222		225		OnCure Holdings Inc
Boise Paper Holdings LLC / Boise Co-Issuer					11.75%, 05/15/2017	300		180
Co					Tenet Healthcare Corp
8.00%, 04/01/2020	500		547		4.75%, 06/01/2020(d)	1,175		1,164
Cascades Inc					6.25%, 11/01/2018	920		996
7.75%, 12/15/2017	395		417		8.00%, 08/01/2020	125		132
7.88%, 01/15/2020	400		424		8.88%, 07/01/2019	2,800		3,129
Longview Fibre Paper & Packaging Inc					9.25%, 02/01/2015(f)	1,285		1,449
8.00%, 06/01/2016(d)	300		313		10.00%, 05/01/2018	125		143
NewPage Corp					United Surgical Partners International Inc
0.00%, 12/31/2014(a)	3,700		1,767		9.00%, 04/01/2020	3,610		3,953

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Healthcare - Services (continued)					Internet (continued)
Universal Health Services Inc					Zayo Group LLC / Zayo Capital Inc
7.13%, 06/30/2016	$835		$946		8.13%, 01/01/2020	$250		$274
Vanguard Health Holding Co II								$3,227
LLC/Vanguard Holding Co II Inc
7.75%, 02/01/2019	260		270		Iron & Steel - 1.19%
			$53,820		AK Steel Corp
					8.38%, 04/01/2022	600		507
Holding Companies - Diversified - 0.12%					APERAM
Alphabet Holding Co Inc					7.75%, 04/01/2018(d)	1,050		861
7.75%, 11/01/2017(d)	779		786		ArcelorMittal
Boart Longyear Management Pty Ltd					5.50%, 08/05/2020	4,463		4,304
7.00%, 04/01/2021(d)	650		658		5.75%, 03/01/2021(f)	390		377
			$1,444		6.13%, 06/01/2018	1,390		1,385
					6.50%, 02/25/2022	3,015		2,962
Home Builders - 1.15%					Commercial Metals Co
Beazer Homes USA Inc					7.35%, 08/15/2018	500		538
9.13%, 05/15/2019	435		457		Ryerson Inc / Joseph T Ryerson & Son Inc
DR Horton Inc					9.00%, 10/15/2017(d)	620		632
4.38%, 09/15/2022	1,624		1,628		Steel Dynamics Inc
5.63%, 01/15/2016	75		81		6.13%, 08/15/2019(d)	390		408
K Hovnanian Enterprises Inc					6.38%, 08/15/2022(d)	520		543
7.25%, 10/15/2020(d)	550		580
9.13%, 11/15/2020(d)	175		182		7.63%, 03/15/2020	500		548
					United States Steel Corp
11.88%, 10/15/2015	225		239		7.38%, 04/01/2020	525		528
KB Home					7.50%, 03/15/2022	570		567
7.50%, 09/15/2022	640		695					$14,160
9.10%, 09/15/2017	180		208
Lennar Corp					Leisure Products & Services - 0.06%
4.75%, 12/15/2017(d)	2,770		2,887		Sabre Inc
4.75%, 11/15/2022(d)	450		446		8.50%, 05/15/2019(d)	450		467
6.95%, 06/01/2018	515		579		Viking Cruises Ltd
12.25%, 06/01/2017	460		621		8.50%, 10/15/2022(d)	262		270
M/I Homes Inc								$737
8.63%, 11/15/2018	900		974
Meritage Homes Corp					Lodging - 2.23%
7.00%, 04/01/2022	397		429		Boyd Acquisition Sub LLC/Boyd Acquisition
Standard Pacific Corp					Finance Corp
					8.38%, 02/15/2018(d)	2,596		2,654
8.38%, 05/15/2018	790		920
8.38%, 01/15/2021	735		853		Boyd Gaming Corp
10.75%, 09/15/2016	1,125		1,395		7.13%, 02/01/2016	665		650
Taylor Morrison Communities Inc / Monarch					Caesars Entertainment Operating Co Inc
Communities Inc					11.25%, 06/01/2017	480		519
7.75%, 04/15/2020(d)	440		469		CityCenter Holdings LLC / CityCenter
			$13,643		Finance Corp
					7.63%, 01/15/2016	1,110		1,185
Housewares - 0.03%					7.63%, 01/15/2016(d)	1,640		1,747
American Standard Americas					10.75%, PIK 11.50%, 01/15/2017(e)	1,351		1,429
10.75%, 01/15/2016(d)	325		304		Downstream Development Authority of the
					Quapaw Tribe of Oklahoma
					10.50%, 07/01/2019(d)	500		540
Insurance - 1.08%					Mandalay Resort Group
American International Group Inc
8.18%, 05/15/2068	3,698		4,613		7.63%, 07/15/2013	700		719
					MGM Resorts International
Hub International Ltd					6.75%, 10/01/2020(d)	3,455		3,429
8.13%, 10/15/2018(d)	602		619
Liberty Mutual Group Inc					7.50%, 06/01/2016	1,590		1,685
7.80%, 03/15/2037(d)	1,666		1,870		7.63%, 01/15/2017	635		668
10.75%, 06/15/2058(d),(f)	2,703		4,027		7.75%, 03/15/2022	4,110		4,249
					8.63%, 02/01/2019(d)	340		368
USI Holdings Corp
9.75%, 05/15/2015(d)	556		564		9.00%, 03/15/2020	1,275		1,422
XL Group PLC					10.00%, 11/01/2016	2,730		3,112
6.50%, 12/31/2049(f)	1,220		1,132		Seminole Hard Rock Entertainment Inc
					2.89%, 03/15/2014(d),(f)	1,250		1,241
			$12,825		Wynn Las Vegas LLC / Wynn Las Vegas
Internet - 0.27%					Capital Corp
eAccess Ltd					7.75%, 08/15/2020	811		910
8.25%, 04/01/2018(d)	1,124		1,259					$26,527
Equinix Inc
7.00%, 07/15/2021	465		516		Machinery - Construction & Mining - 0.18%
					Terex Corp
8.13%, 03/01/2018	680		748		6.50%, 04/01/2020	950		998
Mood Media Corp
9.25%, 10/15/2020(d)	425		430
See accompanying notes					272

Schedule of Investments
High Yield Fund I
October 31, 2012

		Principal					Principal
BONDS (continued)		Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Machinery - Construction & Mining (continued)						Media (continued)
Terex Corp	(continued)					Media General Inc
8.00%, 11/15/2017		$1,075		$1,122		11.75%, 02/15/2017	$1,250		$1,431
				$2,120		Mediacom Broadband LLC / Mediacom
						Broadband Corp
Machinery - Diversified - 0.56%						6.38%, 04/01/2023(d)	320		322
Case New Holland Inc						Mediacom LLC / Mediacom Capital Corp
7.88%, 12/01/2017		3,580		4,206		7.25%, 02/15/2022	300		322
Columbus McKinnon Corp/NY						9.13%, 08/15/2019	1,073		1,188
7.88%, 02/01/2019		750		804		Nexstar Broadcasting Inc
Liberty Tire Recycling						6.88%, 11/15/2020(d),(g)	326		327
11.00%, 10/01/2016(d)		244		242
						7.00%, 01/15/2014	753		756
Manitowoc Co Inc/The						Nexstar Broadcasting Inc / Mission
8.50%, 11/01/2020		1,160		1,302		Broadcasting Inc
SPL Logistics Escrow LLC / SPL Logistics						8.88%, 04/15/2017	300		327
Finance Corp						Quebecor Media Inc
8.88%, 08/01/2020(d)		140		149
						5.75%, 01/15/2023(d)	690		704
				$6,703		Sinclair Television Group Inc
Media- 6.30%						6.13%, 10/01/2022(d)	1,010		1,043
AMC Networks Inc						Sirius XM Radio Inc
7.75%, 07/15/2021		1,000		1,133		8.75%, 04/01/2015(d)	1,030		1,169
Cablevision Systems Corp						Unitymedia Hessen GmbH & Co KG /
5.88%, 09/15/2022		909		902		Unitymedia NRW GmbH
8.00%, 04/15/2020		580		651		8.13%, 12/01/2017(d)	1,175		1,269
CCO Holdings LLC / CCO Holdings Capital						Univision Communications Inc
Corp						6.75%, 09/15/2022(d)	1,150		1,150
5.25%, 09/30/2022		450		452		6.88%, 05/15/2019(d)	2,450		2,505
6.50%, 04/30/2021		1,781		1,892		7.88%, 11/01/2020(d)	2,000		2,120
6.63%, 01/31/2022		317		344		8.50%, 05/15/2021(d)	2,283		2,294
7.00%, 01/15/2019		385		414		XM Satellite Radio Inc
7.25%, 10/30/2017		505		552		7.63%, 11/01/2018(d)	2,750		3,039
7.88%, 04/30/2018		210		227					$74,991
8.13%, 04/30/2020		3,380		3,803		Metal Fabrication & Hardware - 0.06%
Cengage Learning Acquisitions Inc						JMC Steel Group Inc
11.50%, 04/15/2020(d)		970		1,040
						8.25%, 03/15/2018(d)	565		573
Cequel Communications Holdings I LLC /						Wolverine Tube Inc
Cequel Capital Corp						6.00%, PIK 6.00%, 06/28/2014(b),(c),(e)	187		178
8.63%, 11/15/2017(d)		3,716		3,976
Clear Channel Communications Inc									$751
5.50%, 09/15/2014		1,900		1,777		Mining - 1.67%
9.00%, 12/15/2019(d)		780		702		FMG Resources August 2006 Pty Ltd
10.75%, 08/01/2016		1,600		1,184		6.00%, 04/01/2017(d)	4,013		3,852
Clear Channel Worldwide Holdings Inc						6.38%, 02/01/2016(d)	960		960
7.63%, 03/15/2020		2,305		2,195		6.88%, 02/01/2018(d)	1,033		1,000
7.63%, 03/15/2020		150		141		6.88%, 04/01/2022(d)	3,013		2,832
9.25%, 12/15/2017		895		960		7.00%, 11/01/2015(d)	2,190		2,212
CSC Holdings LLC						8.25%, 11/01/2019(d)	2,150		2,150
6.75%, 11/15/2021(d)		3,190		3,549		Kaiser Aluminum Corp
7.63%, 07/15/2018		1,445		1,672		8.25%, 06/01/2020	256		277
7.88%, 02/15/2018		200		232		Noranda Aluminum Acquisition Corp
Cumulus Media Holdings Inc						4.73%, 05/15/2015(f)	1,849		1,747
7.75%, 05/01/2019		2,595		2,537		Novelis Inc/GA
DISH DBS Corp						8.75%, 12/15/2020	2,000		2,205
4.63%, 07/15/2017		920		949		Vulcan Materials Co
5.88%, 07/15/2022		7,787		8,176		7.50%, 06/15/2021	2,300		2,599
6.75%, 06/01/2021		6,595		7,345					$19,834
7.13%, 02/01/2016		370		414
7.75%, 05/31/2015		850		956		Miscellaneous Manufacturing - 0.20%
7.88%, 09/01/2019		535		627		JB Poindexter & Co Inc
						9.00%, 04/01/2022(d)	1,299		1,333
Gannett Co Inc
7.13%, 09/01/2018		3,380		3,688		JM Huber Corp
						9.88%, 11/01/2019(d)	435		483
9.38%, 11/15/2017		855		951
Gray Television Inc						SPX Corp
7.50%, 10/01/2020(d)		660		652		6.88%, 09/01/2017	475		534
Harron Communications LP/Harron Finance									$2,350
Corp						Mortgage Backed Securities - 0.46%
9.13%, 04/01/2020(d)		365		394		Banc of America Large Loan Inc
McClatchy Co/The						1.96%, 11/15/2015(d),(f)	5,511		5,499
11.50%, 02/15/2017		500		538

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Office & Business Equipment - 0.08%					Oil & Gas (continued)
CDW LLC / CDW Finance Corp					Midstates Petroleum Co Inc / Midstates
8.50%, 04/01/2019	$900		$961		Petroleum Co LLC
					10.75%, 10/01/2020(d)	$442		$469
					Newfield Exploration Co
Oil & Gas - 9.26%					5.63%, 07/01/2024	1,529		1,632
Alta Mesa Holdings LP / Alta Mesa Finance
Services Corp					5.75%, 01/30/2022	2,885		3,116
9.63%, 10/15/2018	575		581		6.88%, 02/01/2020	500		541
9.63%, 10/15/2018(d)	267		270		7.13%, 05/15/2018	300		315
					NFR Energy LLC/NFR Energy Finance Corp
Bill Barrett Corp					9.75%, 02/15/2017(d)	150		137
7.00%, 10/15/2022	525		538		9.75%, 02/15/2017(d)	850		776
7.63%, 10/01/2019	725		768		Ocean Rig UDW Inc
9.88%, 07/15/2016	500		548		9.50%, 04/27/2016(d)	600		615
Bluewater Holding BV
3.33%, 07/17/2014(d),(f)	1,000		928		OGX Austria GmbH
					8.38%, 04/01/2022(d)	337		283
Calumet Specialty Products Partners					PBF Holding Co LLC / PBF Finance Corp
LP/Calumet Finance Corp					8.25%, 02/15/2020(d)	1,346		1,413
9.38%, 05/01/2019	166		178
9.63%, 08/01/2020(d)	469		510		Plains Exploration & Production Co
					6.13%, 06/15/2019	820		818
Chesapeake Energy Corp					6.50%, 11/15/2020	3,100		3,100
6.13%, 02/15/2021	3,661		3,707
6.50%, 08/15/2017	2,200		2,335		6.63%, 05/01/2021	1,360		1,360
					6.75%, 02/01/2022	2,120		2,131
6.63%, 08/15/2020	2,175		2,284		6.88%, 02/15/2023	2,955		2,951
6.88%, 08/15/2018	650		682
Chesapeake Oilfield Operating LLC /					7.63%, 06/01/2018	1,665		1,765
Chesapeake Oilfield Finance Inc					8.63%, 10/15/2019	2,030		2,238
6.63%, 11/15/2019 (d)	575		548		Precision Drilling Corp
Cimarex Energy Co					6.50%, 12/15/2021	435		460
					6.63%, 11/15/2020	740		792
5.88%, 05/01/2022	2,982		3,183		QEP Resources Inc
Citgo Petroleum Corp
11.50%, 07/01/2017(d)	825		951		5.25%, 05/01/2023	409		426
					5.38%, 10/01/2022	450		473
Comstock Resources Inc					6.88%, 03/01/2021	1,375		1,568
7.75%, 04/01/2019	300		305
8.38%, 10/15/2017	700		733		Range Resources Corp
					5.00%, 08/15/2022	630		658
9.50%, 06/15/2020	501		536		5.75%, 06/01/2021	2,740		2,932
Concho Resources Inc
5.50%, 04/01/2023	330		346		6.75%, 08/01/2020	85		94
					8.00%, 05/15/2019	185		204
6.50%, 01/15/2022	565		620		Samson Investment Co
7.00%, 01/15/2021	975		1,082		9.75%, 02/15/2020(d)	1,860		1,962
Continental Resources Inc/OK
5.00%, 09/15/2022(d)	2,270		2,395		SandRidge Energy Inc
					7.50%, 02/15/2023(d)	1,410		1,459
7.38%, 10/01/2020	875		984		8.00%, 06/01/2018(d)	2,510		2,636
CVR Refining LLC / Coffeyville Finance Inc
6.50%, 11/01/2022(d)	816		800		Seadrill Ltd
					5.63%, 09/15/2017(d)	357		357
Energy XXI Gulf Coast Inc					6.50%, 10/05/2015	700		732
7.75%, 06/15/2019	450		488		Shelf Drilling Holdings Ltd
9.25%, 12/15/2017	425		479		8.63%, 11/01/2018 (d)	485		487
EP Energy LLC / EP Energy Finance Inc
6.88%, 05/01/2019(d)	330		356		Sidewinder Drilling Inc
					9.75%, 11/15/2019(d),(g)	333		335
9.38%, 05/01/2020(d)	7,204		7,960
					SM Energy Co
EP Energy LLC / Everest Acquisition Finance					6.50%, 11/15/2021	1,070		1,126
Inc
7.75%, 09/01/2022(d)	1,012		1,047		6.50%, 01/01/2023	250		261
					6.63%, 02/15/2019	1,433		1,501
EXCO Resources Inc					Stone Energy Corp
7.50%, 09/15/2018	4,045		3,802		7.50%, 11/15/2022(g)	518		512
Forest Oil Corp					Swift Energy Co
7.25%, 06/15/2019	990		1,005
7.50%, 09/15/2020(d)	2,511		2,568		7.13%, 06/01/2017	750		771
					7.88%, 03/01/2022(d)	900		936
Hilcorp Energy I LP / Hilcorp Finance Co
7.63%, 04/15/2021(d)	806		879		7.88%, 03/01/2022	365		380
8.00%, 02/15/2020(d)	1,150		1,259		8.88%, 01/15/2020	392		423
Laredo Petroleum Inc					Tesoro Corp
					4.25%, 10/01/2017	142		147
7.38%, 05/01/2022	583		635		5.38%, 10/01/2022	226		236
Linn Energy LLC / Linn Energy Finance
Corp					Unit Corp
6.25%, 11/01/2019(d)	2,500		2,500		6.63%, 05/15/2021	750		765
					6.63%, 05/15/2021(d)	660		673
7.75%, 02/01/2021	2,155		2,300		Vanguard Natural Resources LLC/VNR
8.63%, 04/15/2020	3,065		3,352
MEG Energy Corp					Finance Corp
6.38%, 01/30/2023(d)	272		291		7.88%, 04/01/2020	212		216

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)						Pipelines - 2.79%
W&T Offshore Inc						Access Midstream Partners LP / ACMP
8.50%, 06/15/2019	$1,429		$1,504			Finance Corp
WPX Energy Inc						5.88%, 04/15/2021	$135		$140
5.25%, 01/15/2017	2,856		3,048			6.13%, 07/15/2022	4,208		4,450
6.00%, 01/15/2022	3,418		3,658			Atlas Pipeline Partners LP / Atlas Pipeline
			$110,125			Finance Corp
						6.63%, 10/01/2020(d)	391		405
Oil & Gas Services - 0.47%						El Paso LLC
Cie Generale de Geophysique - Veritas						7.00%, 06/15/2017	285		326
9.50%, 05/15/2016	306		331			7.25%, 06/01/2018	2,140		2,471
Hiland Partners LP / Hiland Partners Finance						7.75%, 01/15/2032	775		925
Corp						7.80%, 08/01/2031	2,370		2,821
7.25%, 10/01/2020(d)	710		738
						Energy Transfer Equity LP
Key Energy Services Inc						7.50%, 10/15/2020	2,875		3,270
6.75%, 03/01/2021	1,434		1,427			Genesis Energy LP / Genesis Energy Finance
Oil States International Inc						Corp
6.50%, 06/01/2019	1,550		1,647			7.88%, 12/15/2018	625		663
Pioneer Energy Services Corp						Holly Energy Partners LP/Holly Energy
9.88%, 03/15/2018	800		866			Finance Corp
Trinidad Drilling Ltd						6.50%, 03/01/2020(d)	325		341
7.88%, 01/15/2019(d)	525		563
						8.25%, 03/15/2018(c)	500		540
			$5,572			Kinder Morgan Finance Co LLC
Packaging & Containers - 1.87%						6.00%, 01/15/2018(d)	1,040		1,141
Ardagh Packaging Finance PLC						Kinder Morgan Finance Co ULC
7.38%, 10/15/2017(d)	1,550		1,666			5.70%, 01/05/2016	995		1,089
9.13%, 10/15/2020(d)	1,000		1,045			MarkWest Energy Partners LP / MarkWest
Ardagh Packaging Finance PLC / Ardagh MP						Energy Finance Corp
Holdings USA Inc						5.50%, 02/15/2023	1,500		1,575
9.13%, 10/15/2020(d)	197		205			6.25%, 06/15/2022	540		585
9.13%, 10/15/2020(d)	400		417			6.75%, 11/01/2020	865		943
Ball Corp						8.75%, 04/15/2018	2,685		2,873
5.75%, 05/15/2021	390		419			NGPL PipeCo LLC
Berry Plastics Corp						9.63%, 06/01/2019(d)	270		310
8.25%, 11/15/2015	315		329			Regency Energy Partners LP / Regency Energy
9.50%, 05/15/2018	2,531		2,753			Finance Corp
9.75%, 01/15/2021	9,385		10,652			5.50%, 04/15/2023	610		634
Constar International						6.50%, 07/15/2021	1,250		1,356
11.00%, PIK 10.23%, 12/31/2017(b),(e)	765		765			6.88%, 12/01/2018	2,380		2,559
Crown Americas LLC / Crown Americas						Targa Resources Partners LP / Targa
Capital Corp II						Resources Partners Finance Corp
7.63%, 05/15/2017	685		728			5.25%, 05/01/2023(d)	510		515
Owens-Brockway Glass Container Inc						6.38%, 08/01/2022(d)	400		427
7.38%, 05/15/2016	1,685		1,929			6.88%, 02/01/2021	625		678
Sealed Air Corp						7.88%, 10/15/2018	486		532
8.13%, 09/15/2019(d)	750		820			8.25%, 07/01/2016	1,035		1,076
8.38%, 09/15/2021(d)	500		550			Tesoro Logistics LP / Tesoro Logistics Finance

			$22,278			Corp 5.88%, 10/01/2020(d)	473		490
Pharmaceuticals - 1.35%									$33,135
Elan Finance PLC / Elan Finance Corp
6.25%, 10/15/2019(d)	1,097		1,108			Real Estate - 0.70%
Endo Health Solutions Inc						CBRE Services Inc
7.00%, 07/15/2019	1,700		1,836			6.63%, 10/15/2020	1,035		1,123
7.25%, 01/15/2022	150		162			Kennedy-Wilson Inc
Mylan Inc/PA						8.75%, 04/01/2019	705		751
7.63%, 07/15/2017(d)	660		736			Realogy Corp
7.88%, 07/15/2020(d)	285		322			7.63%, 01/15/2020(d)	1,305		1,465
Omnicare Inc						Toys R Us Property Co I LLC
7.75%, 06/01/2020	1,225		1,348			10.75%, 07/15/2017	4,670		5,049
Valeant Pharmaceuticals International									$8,388
6.38%, 10/15/2020(d)	645		679
6.75%, 10/01/2017(d)	1,940		2,080		REITS	- 0.77%
6.88%, 12/01/2018(d)	750		800			CNL Lifestyle Properties Inc
7.00%, 10/01/2020(d)	750		807			7.25%, 04/15/2019	550		521
7.25%, 07/15/2022(d)	875		947			DuPont Fabros Technology LP
						8.50%, 12/15/2017	500		550
VPI Escrow Corp						Felcor Lodging LP
6.38%, 10/15/2020(d)	4,950		5,210
						6.75%, 06/01/2019	425		454
			$16,035			Host Hotels & Resorts LP
						4.75%, 03/01/2023	600		636

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

REITS (continued)					Semiconductors - 0.41%
Host Hotels & Resorts LP (continued)					Advanced Micro Devices Inc
5.88%, 06/15/2019	$2,230		$2,453		7.75%, 08/01/2020	$1,128		$934
6.00%, 11/01/2020	1,030		1,146		Amkor Technology Inc
6.00%, 10/01/2021	250		290		6.38%, 10/01/2022(d)	425		394
Omega Healthcare Investors Inc					6.63%, 06/01/2021	206		196
6.75%, 10/15/2022	2,840		3,095		7.38%, 05/01/2018	568		572
			$9,145		Freescale Semiconductor Inc
					8.05%, 02/01/2020	540		505
Retail - 4.22%					9.25%, 04/15/2018(d)	2,085		2,231
99 Cents Only Stores								$4,832
11.00%, 12/15/2019(d)	801		909
AmeriGas Finance LLC/AmeriGas Finance					Software - 1.64%
Corp					Fidelity National Information Services Inc
6.75%, 05/20/2020	2,955		3,177		5.00%, 03/15/2022	125		128
7.00%, 05/20/2022	2,365		2,569		7.63%, 07/15/2017	1,975		2,155
AmeriGas Partners LP/AmeriGas Finance					7.88%, 07/15/2020	610		682
Corp					First Data Corp
6.25%, 08/20/2019	1,125		1,181		6.75%, 11/01/2020(d)	3,740		3,740
CDR DB Sub Inc					7.38%, 06/15/2019(d)	1,300		1,345
7.75%, 10/15/2020(d)	273		269		8.25%, 01/15/2021(d)	1,206		1,206
CKE Inc					8.75%, PIK 10.00%, 01/15/2022(d),(e)	1,145		1,156
10.50%, PIK 11.25%, 03/14/2016(d),(e)	260		277		9.88%, 09/24/2015	85		87
CKE Restaurants Inc					12.63%, 01/15/2021	1,722		1,778
11.38%, 07/15/2018	755		869		11.25%, 03/31/2016	3,970		3,881
Claire's Stores Inc					IMS Health Inc
8.88%, 03/15/2019	2,822		2,557		6.00%, 11/01/2020(d)	520		529
9.00%, 03/15/2019(d)	2,586		2,699		Infor US Inc
DineEquity Inc					9.38%, 04/01/2019	650		718
9.50%, 10/30/2018	510		574		Nuance Communications Inc
Ferrellgas LP / Ferrellgas Finance Corp					5.38%, 08/15/2020(d)	647		660
9.13%, 10/01/2017	2,200		2,354		Sophia LP / Sophia Finance Inc
Gymboree Corp					9.75%, 01/15/2019(d)	1,390		1,486
9.13%, 12/01/2018	500		471					$19,551
Jo-Ann Stores Holdings Inc
9.75%, PIK 10.50%, 10/15/2019(d),(e)	600		590		Telecommunications - 8.94%
Neebo Inc					Avaya Inc
					7.00%, 04/01/2019(d)	480		438
15.00%, 06/30/2016(b),(c),(d)	299		284
New Albertsons Inc					9.75%, 11/01/2015	788		701
7.45%, 08/01/2029	470		281		Brightstar Corp
					9.50%, 12/01/2016(d)	955		1,022
8.00%, 05/01/2031	458		269
8.70%, 05/01/2030	72		44		CenturyLink Inc
Party City Holdings Inc					6.45%, 06/15/2021	985		1,080
8.88%, 08/01/2020(d)	2,372		2,520		Cincinnati Bell Inc
Radio Systems Corp					8.25%, 10/15/2017	400		428
8.38%, 11/01/2019(d)	255		260		8.38%, 10/15/2020	211		227
Real Mex Restaurants Inc					Citizens Communications Co
19.00%, 03/21/2016(b),(c)	305		305		7.13%, 03/15/2019	1,375		1,478
11.00%, 03/21/2016(b),(c)	185		185		Clearwire Communications LLC/Clearwire
Rite Aid Corp					Finance Inc
					12.00%, 12/01/2015(d)	1,649		1,756
8.00%, 08/15/2020	2,243		2,577
9.25%, 03/15/2020	600		614		Cricket Communications Inc
9.50%, 06/15/2017	5,000		5,138		7.75%, 10/15/2020	2,933		3,025
10.25%, 10/15/2019	740		845		10.00%, 07/15/2015	682		717
Ruby Tuesday Inc					Crown Castle International Corp
					5.25%, 01/15/2023(d)	556		575
7.63%, 05/15/2020(d)	424		402
Sears Holdings Corp					Frontier Communications Corp
6.63%, 10/15/2018	8,035		7,513		7.13%, 01/15/2023	548		584
Shearer's Escrow Corp					8.25%, 05/01/2014	2		2
9.00%, 11/01/2019(d)	342		351		8.50%, 04/15/2020	1,270		1,467
Suburban Propane Partners LP/Suburban					8.75%, 04/15/2022	270		311
Energy Finance Corp					9.00%, 08/15/2031	2,885		3,080
7.38%, 08/01/2021(d)	1,073		1,148		9.25%, 07/01/2021	250		296
7.50%, 10/01/2018(d)	2,968		3,191		Goodman Networks Inc
					12.13%, 07/01/2018(d)	750		823
Toys R US - Delaware Inc
7.38%, 09/01/2016(d)	1,500		1,532		Integra Telecom Holdings Inc
					10.75%, 04/15/2016(d)	1,420		1,448
Toys R Us Property Co II LLC
8.50%, 12/01/2017	3,925		4,215		Intelsat Jackson Holdings SA
			$50,170		7.25%, 04/01/2019	600		643
					7.25%, 10/15/2020	2,100		2,231
					7.25%, 10/15/2020(d)	770		816

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

		Principal				Principal
BONDS (continued)		Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)		Value(000	's)

Telecommunications (continued)					Telecommunications (continued)
Intelsat Jackson Holdings SA	(continued)				Wind Acquisition Holdings Finance SA
7.50%, 04/01/2021		$400	$429		12.25%, PIK 12.25%, 07/15/2017(d),(e)	$714		$606
Intelsat Luxembourg SA					Windstream Corp
11.50%, 02/04/2017		6,855	7,215		7.50%, 06/01/2022	1,495		1,585
iPCS Inc					7.75%, 10/15/2020	755		814
2.57%, 05/01/2013(f)		550	547		7.75%, 10/01/2021	1,615		1,746
Level 3 Communications Inc					7.88%, 11/01/2017	2,525		2,812
8.88%, 06/01/2019(d)		845	887		8.13%, 08/01/2013	1,170		1,221
11.88%, 02/01/2019		500	569		8.13%, 09/01/2018	375		406
Level 3 Financing Inc								$106,299
7.00%, 06/01/2020(d)		925	941
8.13%, 07/01/2019		4,315	4,606		Transportation - 0.40%
8.63%, 07/15/2020		1,865	2,033		ACL I Corp
					10.63%, PIK 11.38%, 02/15/2016(e)	807		810
9.38%, 04/01/2019		1,350	1,505
10.00%, 02/01/2018		620	691		Commercial Barge Line Co
MetroPCS Wireless Inc					12.50%, 07/15/2017	694		770
6.63%, 11/15/2020		1,610	1,731		Kansas City Southern de Mexico SA de CV
Nextel Communications Inc					6.13%, 06/15/2021	487		544
7.38%, 08/01/2015		2,151	2,154		6.63%, 12/15/2020	269		303
NII Capital Corp					Navios Maritime Holdings Inc / Navios
7.63%, 04/01/2021		1,440	1,138		Maritime Finance US Inc
8.88%, 12/15/2019		1,445	1,214		8.88%, 11/01/2017	778		797
Nokia OYJ					Navios South American Logistics Inc / Navios
5.38%, 05/15/2019		331	274		Logistics Finance US Inc
6.63%, 05/15/2039		358	278		9.25%, 04/15/2019	433		410
PAETEC Holding Corp					PHI Inc
8.88%, 06/30/2017		3,455	3,723		8.63%, 10/15/2018	500		528
9.88%, 12/01/2018		930	1,063		Ultrapetrol Bahamas Ltd
Qwest Communications International Inc					9.00%, 11/24/2014	655		547
7.13%, 04/01/2018		1,530	1,616					$4,709
Qwest Corp					Trucking & Leasing - 0.02%
6.75%, 12/01/2021		740	885		TRAC Intermodal LLC / TRAC Intermodal
6.88%, 09/15/2033		3,766	3,785		Corp
SBA Telecommunications Inc					11.00%, 08/15/2019(d)	240		243
5.75%, 07/15/2020(d)		795	827
Sprint Capital Corp					TOTAL BONDS			$1,010,419
6.88%, 11/15/2028		2,655	2,715			Principal
8.75%, 03/15/2032		2,790	3,292		CONVERTIBLE BONDS - 0.05%	Amount (000's)	Value	(000	's)
Sprint Nextel Corp
6.00%, 12/01/2016		5,075	5,456		Building Materials - 0.01%
7.00%, 03/01/2020(d)		2,239	2,597		US Concrete Inc
7.00%, 08/15/2020		2,295	2,519		9.50%, 08/31/2015(d)	100		109
9.00%, 11/15/2018(d)		4,261	5,263
11.50%, 11/15/2021		374	497		Diversified Financial Services - 0.02%
Syniverse Holdings Inc					Somerset Cayuga Holding Co Inc
9.13%, 01/15/2019		720	767		20.00%, PIK 20.00%, 06/15/2017(b),(d),(e)	277		277
Telesat Canada / Telesat LLC
6.00%, 05/15/2017(d)		900	938
tw telecom holdings inc					Retail - 0.02%
5.38%, 10/01/2022(d)		158	162		Real Mex Restaurants Inc
UPCB Finance III Ltd					1.12%, 03/21/2018(b)	154		154
6.63%, 07/01/2020(d)		1,335	1,428
UPCB Finance V Ltd					TOTAL CONVERTIBLE BONDS			$540
7.25%, 11/15/2021(d)		150	165		SENIOR FLOATING RATE INTERESTS -	Principal
Vimpel Communications Via VIP Finance					10.13%	Amount (000's)	Value	(000	's)
Ireland Ltd OJSC
7.75%, 02/02/2021(d)		900	990		Advertising - 0.30%
					inVentiv Health Inc, Term Loan B
VimpelCom Holdings BV					6.50%, 08/04/2016(f)	$524		$512
4.36%, 06/29/2014(d),(f)		500	503
6.25%, 03/01/2017(d)		200	209		RH Donnelley Inc, Term Loan D3-EXIT
					9.00%, 10/24/2014(f)	261		164
7.50%, 03/01/2022(d)		750	810
					9.00%, 10/24/2014(f)	217		136
Virgin Media Finance PLC					9.00%, 10/24/2014(f)	75		47
4.88%, 02/15/2022		558	564		Vertis Inc, Term Loan EXIT
8.38%, 10/15/2019		665	765		0.00%, 12/31/2015 (a),(f)	1,359		380
Wind Acquisition Finance SA
7.25%, 02/15/2018(d)		2,960	2,871		Visant Corp, Term Loan
					5.25%, 12/22/2016(f)	2,449		2,341
7.25%, 02/15/2018(d)		1,675	1,633
11.75%, 07/15/2017(d)		1,750	1,706					$3,580

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Aerospace & Defense - 0.07%			Commercial Services (continued)
	Ducommun Inc, Term Loan B			Harland Clarke Holdings Corp, Term Loan B-
	5.50%, 06/30/2017(f)	$795	$803	NONEXT (continued)
				5.46%, 04/01/2014(f)	$90	$86
				Interactive Data Corp, Term Loan
	Automobile Manufacturers - 0.72%			4.50%, 02/11/2018(f)	295	297
	Chrysler Group LLC, Term Loan B
	6.00%, 05/24/2017(f)	4,487	4,580	Monitronics International Inc, Term Loan B
				5.50%, 03/16/2018(f)	1,297	1,304
	6.00%, 05/24/2017(f)	2,464	2,515
	Navistar Inc, Term Loan B			Pharmaceutical Product Development Inc,
	7.00%, 08/16/2017(f)	925	927	Term Loan
				6.25%, 11/18/2018(f)	2,928	2,965
	Wabash National Corp, Term Loan B
	6.00%, 05/04/2019(f)	510	517			$11,080
			$8,539	Computers - 0.03%
				CDW LLC, Term Loan B-EXT
	Automobile Parts & Equipment - 0.32%			4.00%, 07/15/2017(f)	305	302
	Goodyear Tire & Rubber Co/The, Term Loan
	4.75%, 04/12/2019(f)	2,395	2,409
	Remy International Inc, Term Loan B			Diversified Financial Services - 0.50%
	6.25%, 12/17/2016(f)	1,439	1,441	Homeward Residential Holdings Inc, Term
			$3,850	Loan B
				8.25%, 09/30/2017(f)	346	347
	Building Materials - 0.01%			Ocwen Financial Corp, Term Loan B
	Jacuzzi Brands Inc, Term Loan B			7.00%, 09/01/2016(f)	1,095	1,098
	2.46%, 02/07/2014(f)	1	—
				Springleaf Financial Funding Co, Term Loan
	Roofing Supply Group LLC, Term Loan B			NEW
	5.00%, 05/31/2019(f)	57	58
				5.50%, 05/28/2017(f)	4,600	4,534
	5.00%, 05/31/2019(f)	67	67
						$5,979
			$125
				Electric - 0.64%
	Chemicals - 0.10%			Calpine Corp, Term Loan B
	AZ Chem US Inc, Term Loan B			4.50%, 04/01/2018(f)	2,120	2,122
	7.25%, 12/06/2017(f)	348	352
	7.25%, 12/06/2017(f)	7	6	Texas Competitive Electric Holdings Co LLC,
				Term Loan EXT
	Momentive Performance Materials Inc, Term			4.72%, 10/10/2017(f)	3,652	2,350
	Loan EXT			4.94%, 10/10/2017(f)	587	378
	3.75%, 05/05/2015(f)	164	163
				Texas Competitive Electric Holdings Co LLC,
	PL Propylene LLC, Term Loan B			Term Loan NON-EXT
	7.00%, 03/27/2017(f)	279	283
				3.72%, 10/10/2014(f)	2,920	1,981
	7.00%, 03/27/2017(f)	1	1
				3.94%, 10/10/2014(f)	469	318
	PolyOne Corp, Term Loan B			TPF Generation Holdings LLC, Term Loan
	5.00%, 11/02/2017(f)	347	349
				4.61%, 12/15/2014(f)	409	406
			$1,154			$7,555

Coal	- 0.20%			Electrical Components & Equipment - 0.02%
	Arch Coal Inc, Term Loan			WireCo WorldGroup Inc, Term Loan
	5.75%, 05/14/2018(f)	1,081	1,090
				6.00%, 02/28/2017(f)	175	177
	5.75%, 05/14/2018(f)	585	589
	Patriot Coal Corp, DIP Term Loan
	9.25%, 12/09/2013(f)	458	459	Electronics - 0.01%
	9.25%, 12/09/2013(f)	229	229	Sensus USA Inc, Term Loan
			$2,367	8.50%, 05/11/2018(f)	150	150

	Commercial Services - 0.93%
	BakerCorp International Inc, Term Loan B			Entertainment - 0.50%
	5.00%, 05/27/2018(f)	297	297	CCM Merger Inc, Term Loan B
	Cenveo Corp, Term Loan B-NEW			6.00%, 02/01/2017(f)	515	520
	6.63%, 12/21/2016(f)	672	675	Graton Economic Development Authority,
	Ceridian Corp, Term Loan B-EXT			Term Loan B
	5.96%, 05/09/2017(f)	1,580	1,574	9.00%, 08/14/2018(f)	3,299	3,368
	5.96%, 05/09/2017(f)	218	217	9.00%, 08/14/2018(f)	325	332
	Emergency Medical Services Corp, Term Loan			Jacobs Entertainment Inc, Term Loan
	B			0.00%, 10/10/2018(f),(h)	266	263
	5.25%, 05/25/2018(f)	2,062	2,076	Mohegan Tribal Gaming Authority, Term
	Harland Clarke Holdings Corp, Term Loan B-			Loan
	NONEXT			9.00%, 03/31/2016(f)	925	942
	2.71%, 04/01/2014(f)	433	413	WMG Acquisition Corp, Term Loan B
	2.71%, 04/01/2014(f)	317	302	0.00%, 10/25/2018(f),(h)	573	575
	2.71%, 04/01/2014(f)	128	123			$6,000
	2.71%, 04/01/2014(f)	155	148
	5.46%, 04/01/2014(f)	108	103	Environmental Control - 0.13%
	5.46%, 04/01/2014(f)	303	289	ADS Waste Holdings Inc, Term Loan B
				5.25%, 09/25/2019(f)	1,475	1,488
	5.46%, 04/01/2014(f)	222	211

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

Food- 0.13%				Media (continued)
High Liner Foods Inc, Term Loan				Clear Channel Communications Inc, Term
7.00%, 12/19/2017(f)	$328	$328		Loan A
7.00%, 12/19/2017(f)	4	4		3.62%, 07/30/2014(f)	$1,160	$1,123
SUPERVALU Inc, Term Loan B				Clear Channel Communications Inc, Term
8.00%, 08/10/2018(f)	1,172	1,180		Loan B
		$1,512		3.86%, 01/29/2016(f)	2,606	2,139
				Entercom Radio LLC, Term Loan B
Healthcare - Products - 0.09%				6.25%, 11/23/2018(f)	397	399
Hologic Inc, Term Loan B				6.25%, 11/23/2018(f)	63	63
4.50%, 04/29/2019(f)	1,088	1,100
				7.25%, 11/23/2018(f)	8	8
				Gray Television Inc, Term Loan
Healthcare - Services - 0.48%				0.00%, 10/10/2019(f),(h)	690	691
DaVita HealthCare Partners Inc, Term Loan				Hubbard Broadcasting Inc, Term Loan B
B2				5.25%, 04/11/2017(f)	460	462
0.00%, 08/21/2019(f),(h)	2,165	2,165		MTL Publishing LLC, Term Loan B
HCA Inc, Term Loan B2				5.50%, 03/01/2018(f)	355	359
3.61%, 03/31/2017(f)	1,065	1,066		5.50%, 03/01/2018(f)	94	95
United Surgical Partners International Inc,				Newport Television LLC, Term Loan B
Term Loan B				9.00%, 09/14/2016(f)	2,016	2,021
6.00%, 03/19/2019(f)	1,766	1,780		9.00%, 09/14/2016(f)	557	559
US Renal Care Inc, Term Loan B				Radio One Inc, Term Loan B
6.25%, 07/02/2019(f)	249	252		7.50%, 03/25/2016(f)	1,574	1,573
Vanguard Health Holding Co II LLC, Term				TL Acquisitions Inc, Term Loan
Loan B				2.47%, 07/03/2014(f)	633	602
5.00%, 01/29/2016(f)	493	495		Univision Communications Inc, Term Loan
		$5,758		EXT
				4.46%, 03/31/2017(f)	895	874
Insurance - 0.01%				4.46%, 03/31/2017(f)	1,979	1,933
USI Holdings Corp, Term Loan				WideOpenWest Finance LLC, Term Loan
7.00%, 05/04/2014(f)	155	155		6.25%, 07/12/2018(f)	175	176
						$17,916
Internet - 0.05%				Mining - 0.50%
Zayo Group LLC, Term Loan B				FMG Resources August 2006 Pty Ltd, Term
5.25%, 03/18/2019(f)	589	591
				Loan B
				0.00%, 10/12/2017(f),(h)	4,470	4,446
Lodging - 0.56%				0.00%, 10/12/2017(f),(h)	1,210	1,203
Caesars Entertainment Operating Co Inc, Term				Noranda Aluminum Acquisition Corp, Term
Loan B5				Loan B
4.46%, 01/28/2018(f)	1,779	1,537		5.75%, 02/24/2019(f)	355	356
Caesars Entertainment Operating Co Inc, Term						$6,005
Loan B6
5.46%, 01/28/2018(f)	2,944	2,635		Miscellaneous Manufacturing - 0.07%
ROC Finance LLC, Term Loan				Trinseo Materials Operating SCA, Term Loan
0.00%, 09/19/2017 (f),(h)	75	77		B
				8.00%, 08/02/2017(f)	882	841
0.00%, 09/19/2017(f),(h)	45	46
8.50%, 08/19/2017(f)	330	337
Station Casinos LLC, Term Loan B2				Oil & Gas - 0.14%
4.21%, 07/17/2016(f)	2,098	2,002		Chesapeake Energy Corp, Term Loan
		$6,634		8.50%, 12/01/2017(f)	707	707
				8.50%, 12/01/2017(f)	388	389
Machinery - Diversified - 0.08%				MEG Energy Corp, Term Loan B-NEW
Edwards Cayman Islands II Ltd, Term Loan				4.00%, 03/18/2018(f)	593	594
5.50%, 05/31/2016(f)	367	368
Intelligrated Inc, Term Loan						$1,690
6.75%, 07/18/2019(f)	525	529		Pharmaceuticals - 0.22%
		$897		Aptalis Pharma Inc, Delay-Draw Term Loan
			B	-DD
Media- 1.51%				5.50%, 02/10/2017(f)	1,373	1,374
Barrington Broadcasting Group LLC, Term				5.50%, 02/10/2017(f)	148	148
Loan B				Valeant Pharmaceuticals International Inc,
7.50%, 12/19/2017(f)	601	604
				Term Loan B
Cengage Learning Acquisitions Inc, Term				0.00%, 09/27/2019(f),(h)	1,110	1,112
Loan EXT						$2,634
5.72%, 07/05/2017(f)	1,861	1,688
5.72%, 07/05/2017(f)	299	271		Pipelines - 0.10%
Charter Communications Operating LLC,				NGPL PipeCo LLC, Term Loan B
Term Loan D				6.75%, 05/04/2017(f)	1,170	1,192
4.00%, 04/04/2019(f)	2,262	2,276

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2012

	SENIOR FLOATING RATE INTERESTS	Principal		REPURCHASE AGREEMENTS	Maturity
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Real Estate - 0.40%			Banks (continued)
	Realogy Corp, SYNTH LOC EXT			Investment in Joint Trading Account; Deutsche $	5,249	$5,249
	4.46%, 10/10/2016(f)	$72	$72	Bank Repurchase Agreement; 0.32% dated
	Realogy Corp, SYNTH LOC NONEXT			10/31/2012 maturing 11/01/2012
	3.21%, 10/10/2013(f)	4	4	(collateralized by US Government
	Realogy Corp, Term Loan B-EXT			Securities; $5,353,654; 0.28% - 2.50%;
	4.46%, 10/10/2016(f)	3,825	3,815	dated 11/04/13 - 10/17/19)
	4.46%, 10/10/2016(f)	921	918	Investment in Joint Trading Account; JP	7,873	7,873
			$4,809	Morgan Repurchase Agreement; 0.25%
				dated 10/31/2012 maturing 11/01/2012
	Retail - 0.54%			(collateralized by US Government
	AOT Bedding Super Holdings LLC, Term			Securities; $8,030,482; 3.50% - 11.25%;
	Loan B			dated 02/15/15 - 11/15/39)
	5.00%, 09/19/2019(f)	525	524
	5.00%, 09/19/2019(f)	175	175	Investment in Joint Trading Account; Merrill	9,651	9,651
	5.00%, 09/19/2019(f)	125	125	Lynch Repurchase Agreement; 0.23%
	5.00%, 09/19/2019(f)	23	23	dated 10/31/2012 maturing 11/01/2012
	5.00%, 09/19/2019(f)	23	23	(collateralized by US Government
	5.00%, 09/19/2019(f)	23	23	Securities; $9,843,840; 0.00% - 9.38%;
				dated 01/15/13 - 07/15/32)
	Collective Brands Finance Inc, Term Loan					$34,020
	7.25%, 08/18/2014(b),(f)	175	175
	Gymboree Corp, Term Loan			TOTAL REPURCHASE AGREEMENTS		$34,020
	5.00%, 02/23/2018(f)	2,828	2,758	Total Investments		$1,178,300
	5.00%, 02/23/2018(f)	380	371	Other Assets in Excess of Liabilities, Net - 0.94%		$11,213
	Party City Holdings Inc, Term Loan B			TOTAL NET ASSETS - 100.00%		$1,189,513
	5.75%, 07/23/2019(f)	1,344	1,355
	Rite Aid Corp, Term Loan 5			(a) Non-Income Producing Security
	4.50%, 02/28/2018(f)	398	397
				(b)		Market value is determined in accordance with procedures established in
	Wendy's International Inc, Term Loan B			good faith by the Board of Directors. At the end of the period, the value of
	4.75%, 04/03/2019(f)	425	429
				these securities totaled $3,640 or 0.31% of net assets.
			$6,378	(c) Security is Illiquid
	Semiconductors - 0.13%			(d)		Security exempt from registration under Rule 144A of the Securities Act of
	Freescale Semiconductor Inc, Term Loan B1			1933. These securities may be resold in transactions exempt from
	4.46%, 11/29/2013(f)	1,159	1,121	registration, normally to qualified institutional buyers. Unless otherwise
	NXP BV, Term Loan A2			indicated, these securities are not considered illiquid. At the end of the
	5.50%, 03/04/2017(f)	396	403	period, the value of these securities totaled $314,683 or 26.45% of net
			$1,524	assets.
				(e)		Payment in kind; the issuer has the option of paying additional securities
	Software - 0.37%			in lieu of cash.
	First Data Corp, Term Loan B1			(f)	Variable Rate. Rate shown is in effect at October 31, 2012.
	2.96%, 09/24/2014(f)	15	15	(g) Security purchased on a when-issued basis.
	First Data Corp, Term Loan B3			(h)		This Senior Floating Rate Note will settle after October 31, 2012, at which
	2.96%, 09/24/2014(f)	47	47	time the interest rate will be determined.
	First Data Corp, Term Loan D1
	5.21%, 03/30/2017(f)	1,786	1,754
	First Data Corp, Term Loan F1
	5.21%, 03/24/2017(f)	270	264	Portfolio Summary (unaudited)
	Misys Ltd, Term Loan B			Sector		Percent
	7.25%, 12/02/2018(f)	550	552	Communications		17 .95%
	Sophia LP, Term Loan B			Financial		16 .25%
	6.25%, 06/16/2018(f)	1,786	1,806	Consumer, Non-cyclical		15 .46%
			$4,438	Consumer, Cyclical		14 .45%
				Energy		13 .70%
	Telecommunications - 0.27%			Industrial		6 .82%
	Intelsat Jackson Holdings SA, Term Loan B-			Basic Materials		6 .49%
	NEW			Utilities		3 .79%
	4.50%, 04/02/2018(f)	1,634	1,644	Technology		3 .57%
	Level 3 Financing Inc, Term Loan B3			Mortgage Securities		0 .46%
	0.00%, 08/01/2019(f),(h)	1,590	1,596	Diversified		0 .12%
			$3,240	Other Assets in Excess of Liabilities, Net		0 .94%
	TOTAL SENIOR FLOATING RATE INTERESTS		$120,463	TOTAL NET ASSETS		100.00%
		Maturity
	REPURCHASE AGREEMENTS - 2.86%	Amount (000's)	Value (000's)

Banks	- 2.86%
Investment in Joint Trading Account; Credit		$11,247	$11,247
	Suisse Repurchase Agreement; 0.25%
	dated 10/31/2012 maturing 11/01/2012
	(collateralized by US Government
	Securities; $11,472,116; 0.00%; dated
	05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

COMMON STOCKS - 0.00%	Shares Held	Value	(000	's)		Principal
Diversified Financial Services - 0.00%					BONDS (continued)	Amount (000's)	Value	(000	's)
Adelphia Recovery Trust (a),(b),(c)	658,740		$10		Biotechnology - 1.50%
					Amgen Inc
Transportation - 0.00%					3.63%, 05/15/2022	$4,500		$4,837
Trailer Bridge Inc (a),(c)	7,120		—		3.88%, 11/15/2021	13,000		14,287
					Gilead Sciences Inc
					4.40%, 12/01/2021	14,000		16,183
TOTAL COMMON STOCKS			$10					$35,307
	Principal
BONDS- 66.07%	Amount (000's)	Value	(000	's)	Chemicals - 0.50%
					Airgas Inc
Aerospace & Defense - 0.77%					4.50%, 09/15/2014	5,000		5,304
Lockheed Martin Corp					7.13%, 10/01/2018	6,000		6,444
3.35%, 09/15/2021	$2,000		$2,124					$11,748
5.50%, 11/15/2039	8,000		9,709
5.72%, 06/01/2040	3,795		4,794		Commercial Services - 1.79%
Lockheed Martin Tactical Systems Inc					Ceridian Corp
7.63%, 06/15/2025	1,000		1,375		11.25%, 11/15/2015(d)	20,000		19,500
			$18,002		ERAC USA Finance LLC
					3.30%, 10/15/2022(e)	2,000		2,019
Automobile Parts & Equipment - 0.65%					4.50%, 08/16/2021(e)	6,000		6,600
Accuride Corp					6.38%, 10/15/2017(e)	4,000		4,880
9.50%, 08/01/2018	15,500		15,287		7.00%, 10/15/2037(e)	7,000		9,122
								$42,121
Banks- 8.69%
Bank of America Corp					Diversified Financial Services - 4.08%
5.42%, 03/15/2017	5,000		5,426		American Honda Finance Corp
					1.50%, 09/11/2017(e)	5,000		5,036
8.00%, 12/29/2049(d)	4,000		4,455
					3.80%, 09/20/2021(e)	10,000		10,809
8.13%, 12/29/2049(d)	10,000		11,318
Citigroup Inc					DVI Inc
					0.00%, 02/01/2004(a),(b),(c)	8,125		609
3.95%, 06/15/2016	3,000		3,242		0.00%, 02/01/2004(a),(b),(c)	400		30
4.50%, 01/14/2022	4,000		4,416
5.85%, 08/02/2016	12,000		13,767		Ford Motor Credit Co LLC
Goldman Sachs Group Inc/The					3.98%, 06/15/2016	20,000		21,198
3.63%, 02/07/2016	5,000		5,293		General Electric Capital Corp
5.25%, 07/27/2021	10,000		11,173		4.65%, 10/17/2021	9,000		10,184
5.35%, 01/15/2016	2,000		2,219		5.30%, 02/11/2021	2,000		2,327
ING Bank NV					International Lease Finance Corp
3.75%, 03/07/2017(e)	5,000		5,294		8.63%, 01/15/2022	3,000		3,626
					8.75%, 03/15/2017(d)	13,000		15,179
4.00%, 03/15/2016(e)	7,000		7,426
5.00%, 06/09/2021(e)	9,000		10,164		Jefferies Group Inc
JP Morgan Chase & Co					5.13%, 04/13/2018	5,000		5,138
3.25%, 09/23/2022	5,000		5,125		6.25%, 01/15/2036	9,000		9,045
5.13%, 09/15/2014	12,000		12,822		8.50%, 07/15/2019	4,000		4,680
7.90%, 04/29/2049(d)	5,000		5,759		Merrill Lynch & Co Inc
Morgan Stanley					5.00%, 01/15/2015	3,000		3,223
3.80%, 04/29/2016	4,000		4,161		6.50%, 07/15/2018	2,000		2,354
4.75%, 04/01/2014	5,000		5,187		6.75%, 06/01/2028	2,000		2,461
4.88%, 11/01/2022	2,000		2,022					$95,899
5.50%, 07/28/2021	5,000		5,557		Electric - 7.71%
6.25%, 08/09/2026	7,000		8,085		Dominion Resources Inc/VA
PNC Financial Services Group Inc					5.00%, 03/15/2013	10,000		10,164
6.75%, 08/01/2049(d)	18,000		20,757		Exelon Generation Co LLC
US Bancorp					6.20%, 10/01/2017	9,000		10,728
1.65%, 05/15/2017	9,000		9,200		6.25%, 10/01/2039	3,000		3,636
3.00%, 03/15/2022	2,000		2,120		GenOn Americas Generation LLC
4.13%, 05/24/2021	3,000		3,467		8.50%, 10/01/2021	12,500		13,625
US Bank NA/Cincinnati OH					GenOn Energy Inc
4.95%, 10/30/2014	6,000		6,483		9.88%, 10/15/2020	6,500		7,296
Wells Fargo & Co					LG&E and KU Energy LLC
4.63%, 04/15/2014	11,000		11,571		3.75%, 11/15/2020	5,000		5,180
7.98%, 03/29/2049(d)	15,000		17,738		4.38%, 10/01/2021	5,000		5,519
			$204,247		Metropolitan Edison Co
Beverages - 1.36%					4.95%, 03/15/2013	7,000		7,106
Anheuser-Busch InBev Worldwide Inc					Nisource Finance Corp
2.50%, 07/15/2022	9,000		9,151		3.85%, 02/15/2023	2,000		2,117
7.75%, 01/15/2019	10,000		13,566		5.25%, 09/15/2017	2,000		2,305
Innovation Ventures LLC / Innovation					5.40%, 07/15/2014	5,000		5,340
Ventures Finance Corp					6.13%, 03/01/2022	5,000		6,154
9.50%, 08/15/2019(e)	9,750		9,323		6.15%, 03/01/2013	5,000		5,084
			$32,040		Ohio Edison Co
					5.45%, 05/01/2015	5,000		5,464

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Electric (continued)					Insurance (continued)
Ohio Edison Co (continued)					Farmers Insurance Exchange
6.88%, 07/15/2036	$6,000		$8,134		6.00%, 08/01/2014(e)	$6,000		$6,390
Oncor Electric Delivery Co LLC					Fidelity National Financial Inc
7.00%, 09/01/2022	17,000		21,606		5.50%, 09/01/2022	5,000		5,512
PacifiCorp					6.60%, 05/15/2017	12,000		13,494
4.95%, 08/15/2014	5,000		5,348		Prudential Financial Inc
5.25%, 06/15/2035	5,000		6,124		4.50%, 11/16/2021	2,000		2,238
6.25%, 10/15/2037	2,000		2,816		5.38%, 06/21/2020	2,000		2,345
PPL Energy Supply LLC					7.38%, 06/15/2019	4,000		5,138
4.60%, 12/15/2021	6,000		6,567		8.88%, 06/15/2049(d)	12,000		14,820
6.50%, 05/01/2018	3,000		3,559					$63,161
Southwestern Electric Power Co
3.55%, 02/15/2022	12,000		12,694		Iron & Steel - 1.42%
5.38%, 04/15/2015	6,500		6,992		Allegheny Technologies Inc
Tucson Electric Power Co					5.95%, 01/15/2021	16,000		17,916
3.85%, 03/15/2023	14,000		14,256		ArcelorMittal
					5.75%, 03/01/2021(d)	16,000		15,449
5.15%, 11/15/2021	3,000		3,359
			$181,173					$33,365

Entertainment - 0.61%					Leisure Products & Services - 1.13%
Peninsula Gaming LLC / Peninsula Gaming					Royal Caribbean Cruises Ltd
Corp					6.88%, 12/01/2013	6,000		6,300
10.75%, 08/15/2017	12,750		14,360		7.25%, 03/15/2018	5,000		5,569
					Seven Seas Cruises S de RL LLC
					9.13%, 05/15/2019	14,000		14,542
Environmental Control - 0.98%								$26,411
ADS Waste Holdings Inc
8.25%, 10/01/2020(e)	500		517		Lodging - 1.27%
Republic Services Inc					Boyd Gaming Corp
3.55%, 06/01/2022	6,000		6,357		9.13%, 12/01/2018	17,000		17,553
3.80%, 05/15/2018	2,000		2,213		MGM Resorts International
5.00%, 03/01/2020	12,000		13,921		13.00%, 11/15/2013	10,000		11,150
			$23,008		11.13%, 11/15/2017	1,000		1,102
								$29,805
Food- 0.29%
Ingredion Inc					Media- 2.50%
4.63%, 11/01/2020	6,000		6,694		Comcast Corp
					3.13%, 07/15/2022	2,000		2,102
					5.15%, 03/01/2020	2,000		2,422
Forest Products & Paper - 0.54%					6.45%, 03/15/2037	7,000		9,215
Plum Creek Timberlands LP					6.95%, 08/15/2037	3,000		4,168
4.70%, 03/15/2021	12,000		12,735		Historic TW Inc
					9.15%, 02/01/2023	5,260		7,519
Gas- 0.79%					News America Inc
Sempra Energy					4.50%, 02/15/2021	5,000		5,713
2.30%, 04/01/2017	9,000		9,398		6.40%, 12/15/2035	8,000		10,259
6.00%, 02/01/2013	9,000		9,117		Time Warner Cable Inc
			$18,515		4.00%, 09/01/2021	2,000		2,222
					4.13%, 02/15/2021	2,000		2,231
Healthcare - Services - 2.00%					5.00%, 02/01/2020	2,000		2,354
Alliance HealthCare Services Inc					6.55%, 05/01/2037	6,000		7,810
8.00%, 12/01/2016	22,000		18,920		7.30%, 07/01/2038	2,000		2,795
HCA Inc								$58,810
5.88%, 05/01/2023	1,750		1,768
7.50%, 02/15/2022	3,000		3,352		Mining - 0.84%
7.50%, 11/06/2033	1,700		1,683		Xstrata Canada Corp
HealthSouth Corp					6.00%, 10/15/2015	12,000		13,391
7.25%, 10/01/2018	1,800		1,944		Xstrata Finance Canada Ltd
					4.00%, 10/25/2022(e)	2,000		2,009
7.75%, 09/15/2022	5,436		5,952		4.95%, 11/15/2021(e)	4,000		4,306
MultiPlan Inc
9.88%, 09/01/2018(e)	6,000		6,600					$19,706
Tenet Healthcare Corp					Oil & Gas - 4.89%
10.00%, 05/01/2018	6,000		6,840		BG Energy Capital PLC
			$47,059		2.88%, 10/15/2016(e)	2,000		2,130
					4.00%, 10/15/2021(e)	11,500		12,908
Insurance - 2.69%
Aspen Insurance Holdings Ltd					BP Capital Markets PLC
6.00%, 08/15/2014	2,500		2,679		3.25%, 05/06/2022	4,000		4,291
6.00%, 12/15/2020	4,500		4,949		4.75%, 03/10/2019	14,000		16,461
Berkshire Hathaway Inc					Nabors Industries Inc
3.75%, 08/15/2021	5,000		5,596		5.00%, 09/15/2020	14,000		15,599

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Oil & Gas (continued)					REITS (continued)
	Petrobras International Finance Co - Pifco					Duke Realty LP
	5.38%, 01/27/2021	$3,000		$3,402		3.88%, 10/15/2022	$1,000		$1,041
	Petro-Canada					4.38%, 06/15/2022	4,000		4,299
	4.00%, 07/15/2013	3,000		3,070		8.25%, 08/15/2019	13,000		16,827
	9.25%, 10/15/2021	8,500		12,360		HCP Inc
	Phillips 66					3.75%, 02/01/2019	5,000		5,307
	4.30%, 04/01/2022(e)	9,000		10,120		5.38%, 02/01/2021	3,000		3,472
	Rowan Cos Inc					6.00%, 03/01/2015	1,750		1,917
	4.88%, 06/01/2022	6,000		6,633		7.07%, 06/08/2015	2,250		2,522
	5.00%, 09/01/2017	14,000		15,350		Health Care REIT Inc
	Tesoro Corp					4.95%, 01/15/2021	3,000		3,326
	5.38%, 10/01/2022	750		782		6.00%, 11/15/2013	8,000		8,377
	W&T Offshore Inc					6.13%, 04/15/2020	2,000		2,354
	8.50%, 06/15/2019(e)	3,750		3,947		6.20%, 06/01/2016	3,000		3,442
	XTO Energy Inc					Healthcare Realty Trust Inc
	6.75%, 08/01/2037	5,000		7,850		5.13%, 04/01/2014	2,000		2,102
				$114,903		5.75%, 01/15/2021	4,000		4,504
						6.50%, 01/17/2017	12,500		14,312
	Oil & Gas Services - 1.06%					Hospitality Properties Trust
	Schlumberger Investment SA					5.00%, 08/15/2022	14,000		14,957
	3.30%, 09/14/2021(e)	6,000		6,485
						Kimco Realty Corp
	Weatherford International Ltd/Bermuda					6.88%, 10/01/2019	12,000		14,977
	4.50%, 04/15/2022	2,750		2,928		Nationwide Health Properties Inc
	5.13%, 09/15/2020	14,000		15,586		6.00%, 05/20/2015	12,000		13,396
				$24,999		Shurgard Storage Centers LLC
	Packaging & Containers - 0.73%					5.88%, 03/15/2013	9,000		9,171
	Sealed Air Corp					Simon Property Group LP
	5.63%, 07/15/2013(e)	4,000		4,100		4.38%, 03/01/2021	3,000		3,388
	6.88%, 07/15/2033(e)	6,000		5,640		10.35%, 04/01/2019	9,000		12,968
	7.88%, 06/15/2017	7,000		7,455		Ventas Realty LP / Ventas Capital Corp
				$17,195		3.25%, 08/15/2022	6,000		5,958
						4.00%, 04/30/2019	3,000		3,239
	Pipelines - 2.40%								$209,005
	DCP Midstream Operating LP
	4.95%, 04/01/2022	6,750		7,311		Retail - 1.21%
	El Paso Natural Gas Co LLC					Neiman Marcus Group Inc/The
	7.50%, 11/15/2026	10,000		13,425		10.38%, 10/15/2015	13,000		13,277
	Enterprise Products Operating LLC					Sonic Automotive Inc
	6.38%, 02/01/2013	2,500		2,532		7.00%, 07/15/2022(e)	200		214
	Express Pipeline LP					9.00%, 03/15/2018	13,750		14,970
	7.39%, 12/31/2017(e)	6,128		6,656					$28,461
	Southern Natural Gas Co LLC					Savings & Loans - 0.62%
	8.00%, 03/01/2032	4,000		5,940		First Niagara Financial Group Inc
	Tennessee Gas Pipeline Co LLC					6.75%, 03/19/2020	3,500		4,101
	8.38%, 06/15/2032	2,000		2,924		7.25%, 12/15/2021	9,000		10,491
	TransCanada PipeLines Ltd								$14,592
	6.10%, 06/01/2040	5,000		6,961
	7.25%, 08/15/2038	7,000		10,692		Telecommunications - 1.69%
				$56,441		Corning Inc
						4.25%, 08/15/2020	10,000		11,240
	Real Estate - 1.00%					4.75%, 03/15/2042	4,000		4,380
	WEA Finance LLC					5.90%, 03/15/2014	1,367		1,458
	4.63%, 05/10/2021(e)	6,000		6,603
						Qwest Corp
	WEA Finance LLC / WT Finance Aust Pty					6.75%, 12/01/2021	19,000		22,725
	Ltd								$39,803
	3.38%, 10/03/2022(e)	2,000		2,027
	6.75%, 09/02/2019(e)	12,000		14,853		Transportation - 0.50%
				$23,483		Trailer Bridge Inc
						6.52%, 03/30/2023(b)	734		865
REITS	- 8.90%					7.07%, 09/30/2022(b),(c)	675		779
	Alexandria Real Estate Equities Inc					12.86%, 03/31/2017(b),(c),(d)	10,053		10,053
	4.60%, 04/01/2022	13,500		14,615					$11,697
	Arden Realty LP
	5.25%, 03/01/2015	8,000		8,603		Trucking & Leasing - 0.96%
	BioMed Realty LP					Penske Truck Leasing Co Lp / PTL Finance
	3.85%, 04/15/2016	6,000		6,317		Corp
	4.25%, 07/15/2022	8,000		8,351		3.75%, 05/11/2017(e)	22,000		22,463
	6.13%, 04/15/2020	8,000		9,357
	CubeSmart LP					TOTAL BONDS			$1,552,495
	4.80%, 07/15/2022	9,000		9,906

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
CONVERTIBLE BONDS - 0.32%	Amount (000's)	Value(000	's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Pharmaceuticals - 0.32%					Federal National Mortgage Association (FNMA) (continued)
Omnicare Inc					4.00%, 11/01/2040	$10,801		$11,581
3.25%, 12/15/2035	$7,682	$7,581			4.00%, 11/01/2040	6,164		6,609
					4.00%, 10/01/2041	13,219		14,178
TOTAL CONVERTIBLE BONDS		$7,581			4.00%, 10/01/2041	12,223		13,110
SENIOR FLOATING RATE INTERESTS -	Principal				4.50%, 06/01/2039	7,214		7,784
0.50%	Amount (000's) Value (000's)				4.50%, 08/01/2039	5,617		6,246
					4.50%, 05/01/2040	9,404		10,347
Entertainment - 0.21%					5.00%, 01/01/2018	998		1,088
CCM Merger Inc, Term Loan B					5.00%, 10/01/2032	1,204		1,323
6.00%, 02/01/2017(d)	$4,952	$5,002
					5.00%, 08/01/2035	10,037		10,976
					5.00%, 04/01/2039	4,346		4,849
Transportation - 0.29%					5.00%, 12/01/2039	4,828		5,267
Trailer Bridge Inc, Term Loan					5.00%, 04/01/2040	9,091		10,166
10.00%, 04/02/2016(b),(c),(d)	6,750	6,750			5.00%, 06/01/2040	7,584		8,481
					5.50%, 03/01/2033	680		755
TOTAL SENIOR FLOATING RATE INTERESTS		$11,752			5.50%, 02/01/2035	7,598		8,482
U.S. GOVERNMENT & GOVERNMENT	Principal				6.00%, 04/01/2032	267		303
AGENCY OBLIGATIONS - 26.69%	Amount (000's)	Value(000	's)		6.50%, 09/01/2028	57		67
Federal Home Loan Mortgage Corporation (FHLMC) -					6.50%, 11/01/2028	64		74
7.51%					6.50%, 05/01/2031	41		47
3.00%, 04/01/2042	$14,409	$15,098			6.50%, 04/01/2032	521		616
3.00%, 10/01/2042	17,000	17,832			6.50%, 05/01/2032	505		582
3.50%, 10/01/2041	13,419	14,278			7.00%, 01/01/2030	5		6
3.50%, 04/01/2042	14,383	15,304			7.45%, 06/01/2016	16		16
3.50%, 04/01/2042	14,572	15,514						$369,325
4.00%, 04/01/2039	11,526	12,806			Government National Mortgage Association (GNMA) -
4.50%, 08/01/2033	5,415	5,815			0.05%
4.50%, 08/01/2033	2,377	2,553			6.00%, 05/20/2032(d)	945		1,083
4.50%, 08/01/2033	3,929	4,220			7.00%, 06/20/2031	149		180
4.50%, 05/01/2039	9,852	10,559						$1,263
4.50%, 06/01/2039	6,634	7,340			U.S. Treasury - 3.41%
4.50%, 07/01/2039	15,131	16,698			0.88%, 02/28/2017	10,000		10,116
5.00%, 08/01/2035	3,219	3,529			1.38%, 11/30/2018	10,000		10,254
5.00%, 11/01/2035	4,580	4,978			1.75%, 05/31/2016	10,000		10,447
5.00%, 10/01/2038	8,700	9,338			1.75%, 05/15/2022	10,000		10,098
5.50%, 11/01/2017	1,065	1,150			2.00%, 11/15/2021	10,000		10,388
5.50%, 01/01/2018	321	347			2.63%, 11/15/2020	6,000		6,591
5.50%, 05/01/2031	436	476			3.63%, 02/15/2020	15,000		17,565
5.50%, 06/01/2035	3,762	4,114			3.75%, 08/15/2041	4,000		4,764
5.50%, 01/01/2036	4,945	5,448						$80,223
5.50%, 04/01/2036	4,172	4,599			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
6.00%, 03/01/2031	102	114			OBLIGATIONS			$627,323
6.00%, 05/01/2032	548	615
6.00%, 06/01/2038	2,175	2,417				Maturity
6.50%, 01/01/2029	147	173			REPURCHASE AGREEMENTS - 6.15%	Amount (000's)	Value	(000	's)
6.50%, 05/01/2029	296	346		Banks	- 6.15%
6.50%, 06/01/2029	342	401			Investment in Joint Trading Account; Credit	$47,780		$47,780
6.50%, 06/01/2029	128	150			Suisse Repurchase Agreement; 0.25%
6.50%, 08/01/2029	81	94			dated 10/31/2012 maturing 11/01/2012
7.00%, 01/01/2032	175	206			(collateralized by US Government
		$176,512			Securities; $48,735,321; 0.00%; dated
					05/15/15 - 08/15/37)
Federal National Mortgage Association (FNMA) - 15.72%					Investment in Joint Trading Account; Deutsche	22,297		22,297
3.00%, 03/01/2042	14,349	15,062
3.00%, 03/01/2042	14,388	15,103			Bank Repurchase Agreement; 0.32% dated
3.00%, 05/01/2042	15,670	16,449			10/31/2012 maturing 11/01/2012
3.00%, 06/01/2042	15,614	16,390			(collateralized by US Government
					Securities; $22,743,150; 0.28% - 2.50%;
3.00%, 06/01/2042	15,711	16,492			dated 11/04/13 - 10/17/19)
3.00%, 08/01/2042	15,879	16,668
3.00%, 09/01/2042	16,929	17,771			Investment in Joint Trading Account; JP	33,446		33,446
					Morgan Repurchase Agreement; 0.25%
3.50%, 12/01/2040	12,508	13,334			dated 10/31/2012 maturing 11/01/2012
3.50%, 01/01/2041	10,430	11,119
3.50%, 01/01/2041	12,042	12,837			(collateralized by US Government
					Securities; $34,114,724; 3.50% - 11.25%;
3.50%, 12/01/2041	11,275	12,020			dated 02/15/15 - 11/15/39)
3.50%, 01/01/2042	12,337	13,260
3.50%, 03/01/2042	13,608	14,515
3.50%, 04/01/2042	16,817	17,927
4.00%, 03/01/2039	9,609	10,300
4.00%, 08/01/2040	9,712	10,413
4.00%, 09/01/2040	15,231	16,712
See accompanying notes					284

Schedule of Investments Income Fund October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value(000	's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$40,998	$40,998
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $41,818,154; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
$144,521
TOTAL REPURCHASE AGREEMENTS		$144,521
Total Investments		$2,343,682
Other Assets in Excess of Liabilities, Net - 0.27%		$6,255
TOTAL NET ASSETS - 100.00%		$2,349,937

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)		Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $18,231 or 0.78% of net assets.
(d) Variable Rate. Rate shown is in effect at October 31, 2012.
(e)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $188,641 or 8.03% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		32 .13%
Mortgage Securities		23 .28%
Utilities		8 .50%
Energy		8 .35%
Consumer, Non-cyclical		7 .26%
Consumer, Cyclical		5 .08%
Industrial		4 .23%
Communications		4 .19%
Government		3 .41%
Basic Materials		3 .30%
Other Assets in Excess of Liabilities, Net		0 .27%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2012

	Principal					Principal
BONDS- 3.64%	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Banks- 0.01%					Mortgage Backed Securities (continued)
HSBC USA Capital Trust I					Merrill Lynch / Countrywide Commercial
7.81%, 12/15/2026(a)	$100		$101		Mortgage Trust
					0.21%, 07/12/2046(a),(b)		$15,585		$186
					Merrill Lynch Alternative Note Asset Trust
Home Equity Asset Backed Securities - 0.01%					0.42%, 04/25/2037(b),(c)		3,552		1,773
First NLC Trust 2005-2
0.51%, 09/25/2035(b)	4		4		MSC 2006-SRR2 Segregated Portfolio
					0.81%, 12/20/2046(a),(b),(c)		183		—
New Century Home Equity Loan Trust Series					WaMu Mortgage Pass Through Certificates
2005-1					0.43%, 08/25/2046 (b)		217		23
0.50%, 03/25/2035(b)	55		53
					0.58%, 01/25/2045(b)		114		99
Option One Mortgage Loan Trust
0.66%, 03/25/2037(b),(c)	2,000		45						$9,538
1.21%, 02/25/2035(b),(c)	23		3		Other Asset Backed Securities - 0.06%
			$105		Ameriquest Mortgage Securities Inc
					0.52%, 04/25/2034(b)		251		203
Mortgage Backed Securities - 1.18%					Argent Securities Inc
Bear Stearns ALT-A Trust 2007-2					0.33%, 04/25/2036(b)		36		12
0.38%, 04/25/2037(b)	810		385
					Countrywide Asset-Backed Certificates
CD 2006-CD3 Mortgage Trust					0.58%, 02/25/2036(b)		2		2
0.48%, 10/15/2048(b)	24,764		120
					0.71%, 03/25/2037(b),(c)		1,755		8
CD 2007-CD4 Commercial Mortgage Trust					1.34%, 12/25/2032(b),(c)		59		45
0.38%, 12/11/2049(a),(b)	6,636		92
					2.31%, 02/25/2036(b),(c)		20		—
Chase Mortgage Finance Corp
3.08%, 07/25/2037(b)	235		234		Fannie Mae Grantor Trust
					0.36%, 04/25/2035(b)		64		63
Countrywide Alternative Loan Trust
0.42%, 05/25/2047(b)	2,857		981		Fannie Mae REMIC Trust 2003-W16
					0.51%, 11/25/2033(b)		3		3
0.47%, 07/25/2046(b)	898		650
0.63%, 12/25/2035(b)	159		5		Long Beach Mortgage Loan Trust 2004-2
					0.74%, 06/25/2034(b),(c)		170		145
Fannie Mae REMIC Trust 2004-W5
0.66%, 02/25/2047(b)	54		55						$481
Fannie Mae REMIC Trust 2005-W2					Sovereign - 2.38%
0.36%, 05/25/2035(b)	4		4		Deutsche Bundesrepublik Inflation Linked
0.41%, 05/25/2035(b)	51		51		Bond
Fannie Mae REMICS					1.50%, 04/15/2016	EUR	12,396		17,490
0.46%, 03/25/2035(b)	37		37		Italy Buoni Poliennali Del Tesoro
0.51%, 02/25/2018(b)	1		1		2.15%, 09/15/2014		1,312		1,741
0.51%, 03/25/2018(b)	43		43						$19,231
0.51%, 02/25/2032(b)	5		5		TOTAL BONDS				$29,456
Freddie Mac REMICS					U.S. GOVERNMENT & GOVERNMENT	Principal
0.46%, 03/15/2023(b)	11		11
0.51%, 02/15/2018(b)	71		71		AGENCY OBLIGATIONS - 94.38%	Amount (000's)		Value	(000	's)
0.51%, 06/15/2018(b)	64		64		U.S. Treasury - 0.57%
0.61%, 09/15/2033(b)	125		125		1.63%, 08/15/2022		$4,585		$4,560
0.66%, 06/15/2023(b)	22		22
G-FORCE 2005-RR2 LLC					U.S. Treasury Inflation-Indexed Obligations - 93.81%
0.51%, 12/25/2039(a),(b),(d)	1,000		643
					0.13%, 04/15/2016		99,913		105,330
Ginnie Mae					0.13%, 04/15/2017		34,670		37,184
0.56%, 10/20/2031(b)	49		49
0.79%, 03/16/2047(b)	3,437		133		0.13%, 01/15/2022		35,587		38,924
4.51%, 10/16/2028(b)	26		26		0.13%, 07/15/2022		28,592		31,294
					0.50%, 04/15/2015		46,746		48,834
Greenwich Capital Commercial Funding					0.63%, 04/15/2013		1,313		1,319
Corp					0.63%, 07/15/2021		12,763		14,603
0.30%, 03/10/2039(a),(b)	48,509		476
					0.75%, 02/15/2042		34,977		38,948
HomeBanc Mortgage Trust 2005-5					1.13%, 01/15/2021		9,931		11,744
0.55%, 01/25/2036(b)	655		462
					1.25%, 04/15/2014		25,163		26,014
Impac CMB Trust Series 2004-5					1.25%, 07/15/2020		2,255		2,690
2.54%, 10/25/2034(b),(c)	56		36
					1.38%, 01/15/2020		15,963		19,042
Impac CMB Trust Series 2004-6					1.63%, 01/15/2015		4,989		5,311
1.19%, 10/25/2034(b),(c)	30		24
					1.75%, 01/15/2028		21,389		28,033
Impac CMB Trust Series 2005-1					1.88%, 07/15/2013		7,595		7,768
0.83%, 04/25/2035(b),(c)	194		146
					1.88%, 07/15/2015		15,828		17,298
Impac CMB Trust Series 2005-5					1.88%, 07/15/2019		12,847		15,720
0.98%, 08/25/2035(b),(c)	40		9		2.00%, 01/15/2014(e)		748		776
Impac CMB Trust Series 2007-A					2.00%, 07/15/2014		13,055		13,830
0.46%, 05/25/2037(b),(c)	961		922
					2.00%, 01/15/2016		4,759		5,294
Impac Secured Assets Trust 2006-4					2.00%, 01/15/2026(e)		6,767		8,979
0.38%, 01/25/2037(b)	1,026		723
					2.13%, 01/15/2019		6,484		7,926
JP Morgan Alternative Loan Trust					2.13%, 02/15/2040		15,433		22,957
0.36%, 03/25/2037(b),(c)	1,232		852
					2.13%, 02/15/2041		17,615		26,427
					2.38%, 01/15/2017		7,452		8,690

See accompanying notes

Schedule of Investments Inflation Protection Fund October 31, 2012

U.S. GOVERNMENT & GOVERNMENT		Principal
AGENCY OBLIGATIONS (continued)		Amount (000's)	Value (000's)

U.S. Treasury Inflation-Indexed Obligations (continued)
2.38%, 01/15/2025(e)		$42,143	$57,621
2.38%, 01/15/2027		14,908	20,795
2.50%, 07/15/2016		18,751	21,620
2.50%, 01/15/2029		20,495	29,617
2.63%, 07/15/2017		1,128	1,355
3.38%, 04/15/2032		1,876	3,138
3.63%, 04/15/2028		22,598	36,287
3.88%, 04/15/2029		25,933	43,541
			$758,909
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS			$763,469
Total Investments			$792,925
Other Assets in Excess of Liabilities, Net - 1.98%			$16,042
TOTAL NET ASSETS - 100.00%			$808,967

(a)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,498 or 0.19% of net assets.
(b)		Variable Rate. Rate shown is in effect at October 31, 2012.
(c) Security is Illiquid
(d)		Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $643 or 0.08% of net assets.
(e)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,232 or 0.15% of net assets.

Portfolio Summary (unaudited)
Sector			Percent
Government			96 .76%
Mortgage Securities			1 .19%
Asset Backed Securities			0 .06%
Financial			0 .01%
Other Assets in Excess of Liabilities, Net			1 .98%
TOTAL NET ASSETS			100.00%

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date	Contracts to Deliver	In Exchange For	Value	Appreciation/(Depreciation)
Euro	BNP Paribas		01/23/2013	10,105,000	$13,114	$13,107	$7
Euro	JP Morgan Securities		01/23/2013	3,508,000	4,551	4,550	1
Euro	UBS AG		01/23/2013	1,185,000	1,554	1,537	17
Total							$25

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
US 10 Year Note; December 2012		Long	453	$60,141		$60,263	$122
US 2 Year Note; December 2012		Long	178	39,254		39,218	(36)
US 5 Year Note; December 2012		Long	45	5,612		5,591	(21)
US Long Bond; December 2012		Short	248	37,015		37,029	(14)
US Ultra Bond; December 2012		Short	215	35,487		35,495	(8)
Total							$43

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Inflation Protection Fund October 31, 2012

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums	Unrealized
(Issuer)	Floating Rate Index	Floating Rate	Rate	Expiration Date	Amount	Market Value	Paid/(Received)	Appreciation/(Depreciation)
Barclays Bank PLC	3 Month LIBOR	Receive	2.48%	07/09/2042	$2,000	$51	$—	$51
Barclays Bank PLC	3 Month LIBOR	Receive	0.44%	08/30/2014	26,700	(32)	—	(32)
Barclays Bank PLC US CPI Urban		Pay	2.66%	06/23/2021	10,000	(270)	—	(270)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC US CPI Urban		Pay	2.48%	10/25/2020	4,000	(281)	—	(281)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC US CPI Urban		Receive	1.86%	10/25/2015	7,500	457	—	457
	Consumers
	NAS(CPURNSA)
Total						$(75)	$—	$(75)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

COMMON STOCKS - 95.18%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Agriculture - 1.72%			Coal - 0.91%
Bunge Ltd	126,562	$8,990	China Coal Energy Co Ltd	11,129,000		$10,998
Golden Agri-Resources Ltd	14,645,000	7,480	Harum Energy Tbk PT	6,893,500		3,855
ITC Ltd	1,655,276	8,677				$14,853
SLC Agricola SA	300,200	2,867
		$28,014	Commercial Services - 0.47%
			Obrascon Huarte Lain Brasil SA	722,105		6,791
Airlines - 0.91%			Valid Solucoes e Servicos de Seguranca em	43,007		809
Air China Ltd	14,200,388	10,033	Meios de Pagamento e Identificacao S.A
Turk Hava Yollari Anonium Ortakligi (a)	2,082,157	4,823				$7,600

		$14,856	Computers - 1.12%
Apparel - 0.19%			Lenovo Group Ltd	16,873,771		13,510
Pou Chen Corp	3,056,000	3,089	Tata Consultancy Services Ltd	193,136		4,715
						$18,225

Automobile Manufacturers - 4.22%			Diversified Financial Services - 4.91%
Great Wall Motor Co Ltd	4,234,500	11,554	BM&FBovespa SA	892,400		5,712
Hyundai Motor Co	85,759	17,625	China Everbright Ltd	5,812,000		8,412
Kia Motors Corp	309,710	17,170	Fubon Financial Holding Co Ltd	473,779		485
Mahindra & Mahindra Ltd	346,156	5,666	Hana Financial Group Inc	279,810		8,140
Tata Motors Ltd	2,672,108	12,709	IDFC Ltd	4,173,745		12,514
Tofas Turk Otomobil Fabrikasi AS	681,507	3,805	Indiabulls Financial Services Ltd	1,561,670		7,206
		$68,529	KB Financial Group Inc	417,800		14,208
			Mega Financial Holding Co Ltd	12,886,000		9,360
Automobile Parts & Equipment - 1.20%			SinoPac Financial Holdings Co Ltd	33,479,543		12,936
Cheng Shin Rubber Industry Co Ltd	247,065	622
Hyundai Mobis	74,556	18,948	Turkiye Sinai Kalkinma Bankasi AS	787,249		905
		$19,570				$79,878
			Electric - 0.85%
Banks - 13.18%			Tenaga Nasional BHD	6,083,400		13,840
Bangkok Bank PCL	2,320,300	13,638
Bank Negara Indonesia Persero Tbk PT	19,697,500	7,860
Bank of China Ltd	50,277,400	20,598	Electrical Components & Equipment - 0.41%
China Construction Bank Corp	9,971,722	7,475	Delta Electronics Inc	1,102,733		3,761
Credicorp Ltd	56,106	7,257	Harbin Electric Co Ltd	3,607,000		2,969
FirstRand Ltd	4,743,518	15,766				$6,730
Grupo Financiero Banorte SAB de CV	2,617,100	14,550
ICICI Bank Ltd ADR	780,485	30,634	Electronics - 3.46%
Industrial & Commercial Bank of China Ltd	41,516,335	27,338	AAC Technologies Holdings Inc	2,780,500		9,900
Kasikornbank PCL	2,003,273	11,715	FLEXium Interconnect Inc	2,715,372		11,040
Malayan Banking Bhd	907,016	2,683	Hon Hai Precision Industry Co Ltd	6,649,374		20,161
			LG Display Co Ltd (a)	353,030		10,477
Nedbank Group Ltd	564,254	11,635
Sberbank of Russia	8,648,247	25,424	Phison Electronics Corp	564,000		4,327
Turkiye Halk Bankasi AS	1,165,526	10,283	Samsung Electro-Mechanics Co Ltd	4,560		390
Yes Bank Ltd	959,005	7,321				$56,295
		$214,177	Engineering & Construction - 2.99%
Beverages - 2.91%			Alam Sutera Realty Tbk PT	6,501,000		390
Cia de Bebidas das Americas ADR	547,371	22,327	China Communications Construction Co Ltd	13,596,693		12,691
Fomento Economico Mexicano SAB de CV	170,603	15,459	China Railway Construction Corp Ltd	15,442,658		15,256
ADR			Daelim Industrial Co Ltd	160,950		11,186
Tata Global Beverages Ltd	1,839,609	5,120	Grupo Aeroportuario del Sureste SAB de CV	94,207		9,098
Thai Beverage PCL	12,231,000	4,352	ADR
		$47,258				$48,621

Building Materials - 1.24%			Food - 3.26%
Ambuja Cements Ltd	1,368,644	5,136	Cia Brasileira de Distribuicao Grupo Pao de	267,746		12,514
Anhui Conch Cement Co Ltd	203,500	699	Acucar ADR
BBMG Corp	679,500	580	Cosan SA Industria e Comercio	520,100		9,974
			Gruma SAB de CV (a)	1,849,804		5,382
China National Building Material Co Ltd	5,910,000	7,480
Grasim Industries Ltd	47,817	2,959	Indofood Sukses Makmur Tbk PT	15,842,000		9,374
			JBS SA (a)	1,924,930		6,227
Semen Gresik Persero Tbk PT	2,132,539	3,297
		$20,151	Sao Martinho SA	76,600		957
			Thai Union Frozen Products PCL (b)	3,547,220		8,314
Chemicals - 2.81%			Vigor Alimentos SA (a),(c)	50,032		185
Formosa Plastics Corp	1,205,701	3,282				$52,927
LG Chem Ltd	20,040	5,622
Mexichem SAB de CV	1,829,971	9,070	Forest Products & Paper - 0.35%
PTT Global Chemical PCL (b)	4,737,800	9,384	Mondi PLC	513,394		5,659
Sasol Ltd	241,592	10,292
Sociedad Quimica y Minera de Chile SA ADR	140,042	8,101	Gas - 0.79%
		$45,751	Korea Gas Corp	82,704		5,803

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)			Mining (continued)
Perusahaan Gas Negara Persero Tbk PT	14,630,000	$7,056	Grupo Mexico SAB de CV	2,893,200		$9,280
		$12,859	Industrias Penoles SAB de CV	116,725		5,839
			Jiangxi Copper Co Ltd	3,584,000		9,209
Holding Companies - Diversified - 2.88%			KGHM Polska Miedz SA	140,958		7,104
Alfa SAB de CV	6,005,670	11,035	Korea Zinc Co Ltd	21,200		8,684
Alliance Global Group Inc	25,236,100	9,101	MMC Norilsk Nickel OJSC ADR	482,362		7,399
Imperial Holdings Ltd	467,162	10,618	Southern Copper Corp	344,590		13,129
KOC Holding AS	3,404,109	15,993	Sterlite Industries India Ltd ADR	464,235		3,477
		$46,747				$82,883

Home Builders - 0.56%			Oil & Gas - 11.19%
Even Construtora e Incorporadora SA	2,268,797	9,048	China Petroleum & Chemical Corp	18,117,214		19,093
			CNOOC Ltd	6,252,000		12,866
Home Furnishings - 0.23%			Ecopetrol SA ADR	190,211		11,262
Haier Electronics Group Co Ltd (a)	2,958,236	3,767	Gazprom OAO ADR	1,872,769		17,108
			Lukoil OAO ADR	589,721		35,649
			PetroChina Co Ltd	18,728,293		25,413
Insurance - 2.47%			Petroleo Brasileiro SA ADR	1,251,163		26,537
China Pacific Insurance Group Co Ltd	2,932,200	9,142	Polski Koncern Naftowy Orlen S.A. (a)	722,154		9,898
MMI Holdings Ltd/South Africa	1,288,277	3,109	SK Holdings Co Ltd	88,655		12,340
PICC Property & Casualty Co Ltd	9,497,600	12,573	Tatneft OAO ADR	109,493		4,242
Porto Seguro SA	301,300	3,204	Thai Oil PCL (b)	3,456,500		7,488
Sanlam Ltd	2,708,002	12,102				$181,896
		$40,130
			Oil & Gas Services - 0.44%
Internet - 0.70%			Eurasia Drilling Co Ltd	204,682		7,097
Com2uSCorp (a)	65,319	3,886
Tencent Holdings Ltd	214,500	7,545
		$11,431	Pharmaceuticals - 0.04%
			Dr Reddy's Laboratories Ltd ADR	19,604		638
Investment Companies - 0.27%
GT Capital Holdings Inc	341,760	4,388
			Real Estate - 2.07%
			Brasil Brokers Participacoes SA	979,772		2,750
Iron & Steel - 1.45%			Ez Tec Empreendimentos e Participacoes SA	249,200		3,276
CAP SA	90,399	3,114	Longfor Properties Co Ltd	3,022,500		5,309
POSCO ADR	171,036	13,406	Shimao Property Holdings Ltd	7,320,500		13,885
POSCO	2,150	676	Supalai PCL (b)	13,474,848		8,406
Severstal OAO	371,395	4,510				$33,626
Ternium SA ADR	37,715	774
Vale SA ADR	55,073	1,009	REITS - 0.18%
		$23,489	Sinpas Gayrimenkul Yatirim Ortakligi AS	4,227,028		2,972

Leisure Products & Services - 0.25%
Merida Industry Co Ltd	1,074,100	4,114	Retail - 1.03%
			Controladora Comercial Mexicana SAB de CV	1,799,100		5,067
			Lotte Shopping Co Ltd	14,173		4,382
Lodging - 0.28%			Woolworths Holdings Ltd/South Africa	966,801		7,300
Genting Malaysia BHD	3,241,900	3,814				$16,749
NagaCorp Ltd	1,210,000	672
		$4,486	Semiconductors - 8.34%
			Chipbond Technology Corp	8,943,000		15,137
Machinery - Construction & Mining - 0.17%			Elan Microelectronics Corp	5,305,000		8,195
Ferreycorp SAA	2,735,080	2,269	King Yuan Electronics Co Ltd	1,228,000		667
Lonking Holdings Ltd	2,315,000	540	Novatek Microelectronics Corp	1,463,000		5,502
		$2,809	Samsung Electronics Co Ltd	62,296		74,758
Machinery - Diversified - 0.52%			Taiwan Semiconductor Manufacturing Co Ltd	10,275,685		31,311
Doosan Heavy Industries & Construction Co	108,814	4,655				$135,570
Ltd			Shipbuilding - 0.43%
Shanghai Electric Group Co Ltd	7,876,000	3,184	Samsung Heavy Industries Co Ltd	230,900		7,047
Turk Traktor ve Ziraat Makineleri AS	29,547	646
		$8,485
			Software - 0.66%
Media - 0.86%			Tech Mahindra Ltd	354,737		6,247
Grupo Televisa SAB ADR	621,548	14,047	Totvs SA	219,700		4,467
						$10,714

Metal Fabrication & Hardware - 0.26%			Telecommunications - 6.13%
Hyundai Hysco Co Ltd	106,080	4,236	Advanced Info Service PCL (b)	1,399,400		8,990
			America Movil SAB de CV ADR	590,327		14,929
Mining - 5.10%			China Mobile Ltd	1,605,593		17,809
Antofagasta PLC	260,353	5,297	China Telecom Corp Ltd	11,700,000		6,922
Cia de Minas Buenaventura SA ADR	156,914	5,611	Far EasTone Telecommunications Co Ltd	4,845,085		11,184
Gold Fields Ltd	632,133	7,854	KT Corp	86,180		2,926

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

			(c) Security is Illiquid

COMMON STOCKS (continued)	Shares Held	Value (000's)

Telecommunications (continued)			Portfolio Summary (unaudited)
Orascom Telecom Holding SAE (a)	1,674,322	$5,035
			Country	Percent
Sercomm Corp	347,000	466	China	15 .34%
Sistema JSFC	347,555	6,400	Korea, Republic Of	15 .16%
Telekom Malaysia Bhd	395,502	775
Telekomunikasi Indonesia Persero Tbk PT	12,634,000	12,832	Brazil	11 .28%
VimpelCom Ltd ADR(a)	283,199	3,121	Taiwan, Province Of China	8 .97%
Vodacom Group Ltd	650,864	8,199	Mexico	7 .00%
			India	6 .94%
		$99,588	Russian Federation	6 .18%
Transportation - 0.47%			South Africa	5 .34%
Globaltrans Investment PLC	411,056	7,620	Thailand	4 .45%
			United States	2 .81%
			Indonesia	2 .74%
Water - 0.30%			Hong Kong	2 .70%
Cia de Saneamento Basico do Estado de Sao	113,700	4,813	Turkey	2 .41%
Paulo			Malaysia	1 .31%
			Poland	1 .05%
TOTAL COMMON STOCKS		$1,547,272	Peru	0 .94%
PREFERRED STOCKS - 3.67%	Shares Held	Value (000's)	Cyprus	0 .91%
Automobile Parts & Equipment - 0.22%			Philippines	0 .83%
Marcopolo SA	604,800	3,546	Chile	0 .69%
			Colombia	0 .69%
			United Kingdom	0 .68%
Banks - 1.57%			Singapore	0 .46%
Banco Bradesco SA	598,600	9,431	Egypt	0 .31%
Itau Unibanco Holding SA	1,098,100	16,058	Netherlands	0 .19%
		$25,489	Luxembourg	0 .05%
Iron & Steel - 1.88%			Cambodia	0 .04%
Gerdau SA	849,200	7,421	Other Assets in Excess of Liabilities, Net	0 .53%
Vale SA	1,300,207	23,270	TOTAL NET ASSETS	100.00%
		$30,691
TOTAL PREFERRED STOCKS		$59,726
	Maturity
REPURCHASE AGREEMENTS - 0.62%	Amount (000's)	Value (000's)

Banks - 0.62%
Investment in Joint Trading Account; Credit	$3,353	$3,353
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $3,420,037; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	1,565	1,565
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $1,596,016; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	2,347	2,347
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $2,394,026; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	2,877	2,877
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $2,934,620; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$10,142
TOTAL REPURCHASE AGREEMENTS		$10,142
Total Investments		$1,617,140
Other Assets in Excess of Liabilities, Net - 0.53%		$8,589
TOTAL NET ASSETS - 100.00%		$1,625,729

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $42,582 or 2.62% of net assets.

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS - 95.66%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.96%					Automobile Parts & Equipment (continued)
Dentsu Inc	4,600		$109		Pirelli & C. SpA	5,651		$66
Hakuhodo DY Holdings Inc	600		36		Stanley Electric Co Ltd	3,600		50
Publicis Groupe SA	3,165		171		Sumitomo Electric Industries Ltd	43,200		464
WPP PLC	794,247		10,265		Sumitomo Rubber Industries Ltd	4,100		48
			$10,581		Toyoda Gosei Co Ltd	1,600		32
					Toyota Boshoku Corp	1,600		15
Aerospace & Defense - 1.42%					Toyota Industries Corp	4,200		120
BAE Systems PLC	57,897		292					$16,041
Cobham PLC	29,096		101
European Aeronautic Defence and Space Co	6,908		246		Banks - 15.17%
NV					Aozora Bank Ltd	15,000		42
Finmeccanica SpA (a)	10,489		52		Australia & New Zealand Banking Group Ltd	580,215		15,307
Meggitt PLC	57,625		360		Banco Bilbao Vizcaya Argentaria SA	403,628		3,373
Rolls-Royce Holdings PLC (a)	106,356		1,469		Banco Popular Espanol SA	34,493		54
Safran SA	322,792		12,859		Banco Santander SA	176,076		1,326
Thales SA	2,587		91		Banco Santander SA - Rights (a)	176,054		35
Zodiac Aerospace	869		89		Bank Hapoalim BM (a)	23,554		93
			$15,559		Bank of Yokohama Ltd/The	31,000		143
					Banque Cantonale Vaudoise	76		40
Agriculture - 0.87%					Barclays PLC	934,802		3,457
British American Tobacco PLC	101,274		5,023		BNP Paribas SA	242,698		12,243
Golden Agri-Resources Ltd	157,640		80		BOC Hong Kong Holdings Ltd	250,500		768
Imperial Tobacco Group PLC	31,859		1,205		Chiba Bank Ltd/The	20,000		117
Japan Tobacco Inc	82,100		2,271		Chugoku Bank Ltd/The	4,000		55
Swedish Match AB	27,275		930		Commonwealth Bank of Australia	84,747		5,075
			$9,509		Credit Agricole SA (a)	17,867		135
Airlines - 0.03%					Credit Suisse Group AG (a)	700,210		16,284
All Nippon Airways Co Ltd	29,000		62		Danske Bank A/S (a)	74,171		1,160
Deutsche Lufthansa AG	5,815		89		DBS Group Holdings Ltd	141,251		1,604
Japan Airlines Co Ltd (a)	1,600		76		Deutsche Bank AG	14,055		640
Singapore Airlines Ltd	14,000		121		DNB ASA	975,410		12,194
			$348		Erste Group Bank AG (a)	14,700		370
					Fukuoka Financial Group Inc	19,000		74
Apparel - 1.33%					Grupo Financiero Santander Mexico SAB de	668,668		9,141
Adidas AG	10,122		863		CV ADR(a)
Burberry Group PLC	29,600		558		Gunma Bank Ltd/The	10,000		48
Christian Dior SA	5,455		784		Hachijuni Bank Ltd/The	11,000		57
Hugo Boss AG	528		53		Hang Seng Bank Ltd	12,700		195
LVMH Moet Hennessy Louis Vuitton SA	75,744		12,315		HSBC Holdings PLC	1,782,388		17,573
Yue Yuen Industrial Holdings Ltd	19,000		65		Intesa Sanpaolo SpA	155,111		250
			$14,638		Iyo Bank Ltd/The	6,000		46
					Joyo Bank Ltd/The	16,000		77
Automobile Manufacturers - 3.16%					Julius Baer Group Ltd (a)	288,211		10,001
Bayerische Motoren Werke AG	15,545		1,243		KBC Groep NV	31,169		733
Daihatsu Motor Co Ltd	29,000		507		Lloyds Banking Group PLC (a)	2,629,619		1,732
Daimler AG	203,522		9,534		Mitsubishi UFJ Financial Group	637,300		2,883
Fiat Industrial SpA	89,492		970		Mizrahi Tefahot Bank Ltd (a) Inc	2,916		26
Fuji Heavy Industries Ltd	74,000		714
Hino Motors Ltd	6,000		46		Mizuho Financial Group Inc	404,179		632
Honda Motor Co Ltd	487,200		14,647		National Australia Bank Ltd	34,770		929
Isuzu Motors Ltd	30,000		159		Natixis	21,675		71
Nissan Motor Co Ltd	120,200		1,005		Nordea Bank AB	46,986		427
Renault SA	17,408		780		Oversea-Chinese Banking Corp Ltd	45,001		334
Scania AB	8,168		156		Pohjola Bank PLC	3,492		48
Suzuki Motor Corp	6,300		143		Raiffeisen Bank International AG	1,161		46
Toyota Motor Corp	111,372		4,294		Resona Holdings Inc	31,100		135
					Royal Bank of Scotland Group PLC (a)	37,768		169
Volkswagen AG	750		147
Volvo AB - B Shares	24,868		335		Sberbank of Russia ADR	797,762		9,382
			$34,680		Seven Bank Ltd	13,000		37
					Shinsei Bank Ltd	362,000		530
Automobile Parts & Equipment - 1.46%					Shizuoka Bank Ltd/The	15,000		153
Aisin Seiki Co Ltd	16,400		479		Skandinaviska Enskilda Banken AB	25,763		214
Bridgestone Corp	45,600		1,066		Societe Generale SA (a)	41,621		1,328
Cie Generale des Etablissements Michelin	140,891		12,146		Standard Chartered PLC	70,851		1,677
Continental AG	1,435		144		Sumitomo Mitsui Financial Group Inc	472,700		14,445
Denso Corp	27,400		861		Sumitomo Mitsui Trust Holdings Inc	54,250		165
GKN PLC	40,809		137		Suruga Bank Ltd	5,000		60
JTEKT Corp	5,600		42		Svenska Handelsbanken AB	8,938		307
Koito Manufacturing Co Ltd	2,000		25		Swedbank AB	52,653		978
NGK Spark Plug Co Ltd	4,000		45		Toronto-Dominion Bank/The	123,891		10,076
NHK Spring Co Ltd	31,000		258		UBS AG	221,397		3,322
NOK Corp	2,700		43		UniCredit SpA (a)	62,864		278

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Chemicals (continued)
United Overseas Bank Ltd	88,805		$1,325		Nippon Shokubai Co Ltd	25,000		$245
Westpac Banking Corp	57,179		1,512		Nitto Denko Corp	24,400		1,108
Wing Hang Bank Ltd	48,281		511		Shin-Etsu Chemical Co Ltd	20,200		1,140
Yamaguchi Financial Group Inc	5,000		41		Showa Denko KK	33,000		51
			$166,483		Solvay SA	1,536		185
					Sumitomo Chemical Co Ltd	113,000		317
Beverages - 2.03%					Symrise AG	296,091		10,651
Anheuser-Busch InBev NV	31,324		2,620		Syngenta AG	13,447		5,242
Asahi Group Holdings Ltd	6,400		146		Tosoh Corp	13,000		26
Carlsberg A/S	1,658		143		Ube Industries Ltd/Japan	22,000		50
Coca-Cola Amatil Ltd	10,580		148		Yara International ASA	3,271		154
Coca-Cola West Co Ltd	1,600		24					$31,603
Diageo PLC	519,228		14,844
Fraser and Neave Ltd	23,000		172		Commercial Services - 1.52%
Heineken Holding NV	2,553		130		Abertis Infraestructuras SA	9,503		144
Heineken NV	4,474		276		Adecco SA (a)	22,792		1,105
Kirin Holdings Co Ltd	16,000		201		Aggreko PLC	4,484		156
Pernod-Ricard SA	4,112		443		Atlantia SpA	8,269		137
Remy Cointreau SA	573		59		Babcock International Group PLC	8,984		142
SABMiller PLC	58,850		2,526		Benesse Holdings Inc	1,700		82
Treasury Wine Estates Ltd	103,689		531		Brambles Ltd	26,717		201
			$22,263		Bunzl PLC	26,120		433
					Bureau Veritas SA	1,409		150
Biotechnology - 0.25%					Capita PLC	876,659		10,243
CSL Ltd	54,680		2,697		Dai Nippon Printing Co Ltd	14,000		99
					Experian PLC	55,695		963
Building Materials - 0.47%					Intertek Group PLC	12,270		560
Asahi Glass Co Ltd	26,000		177		Secom Co Ltd	3,500		178
Boral Ltd	19,511		73		Securitas AB	7,891		57
Cie de St-Gobain	34,614		1,219		Serco Group PLC	32,334		296
CRH PLC	11,171		208		SGS SA	352		746
Daikin Industries Ltd	6,000		166		Sodexo	2,443		188
Fletcher Building Ltd	100,076		579		Toppan Printing Co Ltd	13,000		75
Geberit AG (a)	655		135		Transurban Group	113,608		717
HeidelbergCement AG	11,913		632					$16,672
Holcim Ltd (a)	3,555		243
Imerys SA	858		48		Computers - 0.22%
					AtoS	6,836		459
James Hardie Industries PLC	50,888		487		Cap Gemini SA	3,741		158
Lafarge SA	3,336		196
LIXIL Group Corp	40,800		902		Computershare Ltd	10,560		95
					Fujitsu Ltd	48,000		185
Taiheiyo Cement Corp	28,000		60		Gemalto NV	8,290		749
TOTO Ltd	7,000		52		Itochu Techno-Solutions Corp	600		31
			$5,177		NTT Data Corp	32		104
Chemicals - 2.88%					Otsuka Corp	400		33
Air Liquide SA	4,759		562		TDK Corp	16,400		616
Air Water Inc	22,000		276					$2,430
Akzo Nobel NV	10,068		548
Arkema SA	12,217		1,115		Consumer Products - 0.09%
Asahi Kasei Corp	97,000		534		Henkel AG & Co KGaA	5,113		332
					Reckitt Benckiser Group PLC	10,341		626
BASF SE	16,411		1,361		Societe BIC SA	634		77
Brenntag AG	4,924		621
Croda International PLC	3,480		124					$1,035
Daicel Corp	7,000		42		Cosmetics & Personal Care - 1.41%
Denki Kagaku Kogyo KK	12,000		37		Beiersdorf AG	10,065		733
Givaudan SA (a)	122		122		Kao Corp	24,700		694
Hitachi Chemical Co Ltd	2,600		37		L'Oreal SA	108,205		13,790
Incitec Pivot Ltd	38,691		127		Shiseido Co Ltd	9,300		118
Israel Chemicals Ltd	73,127		915		Unicharm Corp	3,000		162
Johnson Matthey PLC	40,346		1,468					$15,497
JSR Corp	21,400		367
K+S AG	3,077		146		Distribution & Wholesale - 0.55%
Kaneka Corp	7,000		34		Hitachi High-Technologies Corp	14,300		313
Kansai Paint Co Ltd	6,000		65		ITOCHU Corp	96,100		962
Koninklijke DSM NV	2,820		145		Jardine Cycle & Carriage Ltd	3,000		121
Kuraray Co Ltd	8,800		102		Li & Fung Ltd	98,000		163
Lanxess AG	20,834		1,724		Marubeni Corp	27,000		175
Linde AG	10,309		1,735		Mitsubishi Corp	70,700		1,262
Mitsubishi Chemical Holdings Corp	34,500		137		Mitsui & Co Ltd	120,133		1,693
Mitsubishi Gas Chemical Co Inc	10,000		49		Sojitz Corp	29,600		37
Mitsui Chemicals Inc	20,000		41		Sumitomo Corp	18,700		255

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Electronics (continued)
Toyota Tsusho Corp	5,000		$109		Yaskawa Electric Corp	1,201,000		$8,608
Wolseley PLC	21,543		945		Yokogawa Electric Corp	5,100		58
			$6,035					$13,334

Diversified Financial Services - 0.39%					Energy - Alternate Sources - 0.01%
Aberdeen Asset Management PLC	80,374		422		Enel Green Power SpA	44,671		76
Aeon Credit Service Co Ltd	2,000		43
Credit Saison Co Ltd	13,700		301		Engineering & Construction - 0.55%
Deutsche Boerse AG	3,482		189		ABB Ltd (a)	38,036		687
Hong Kong Exchanges and Clearing Ltd	16,228		266
Investec PLC	64,251		379		Acciona SA	572		35
					ACS Actividades de Construccion y Servicios	3,596		77
London Stock Exchange Group PLC	3,617		57		SA
Macquarie Group Ltd	5,257		174
Mitsubishi UFJ Lease & Finance Co Ltd	6,220		268		Aeroports de Paris	742		58
					Aker Solutions ASA	40,875		805
Nomura Holdings Inc	62,900		227		Auckland International Airport Ltd	22,801		50
Old Mutual PLC	85,813		239
ORIX Corp	12,770		1,311		Balfour Beatty PLC	17,511		89
Partners Group Holding AG	1,380		292		Bouygues SA	4,798		115
					Cheung Kong Infrastructure Holdings Ltd	11,000		65
Singapore Exchange Ltd	22,000		121		Chiyoda Corp	42,000		679
			$4,289		Ferrovial SA	10,455		148
Electric - 1.19%					Kinden Corp	3,000		19
AGL Energy Ltd	8,727		132		Koninklijke Boskalis Westminster NV	1,806		69
Chubu Electric Power Co Inc	39,400		406		Leighton Holdings Ltd	3,907		73
Chugoku Electric Power Co Inc/The	7,600		82		Obayashi Corp	17,000		76
CLP Holdings Ltd	31,163		265		SembCorp Industries Ltd	23,000		102
E.ON AG	31,794		724		Shimizu Corp	15,000		50
Electric Power Development Co Ltd	2,700		69		Singapore Technologies Engineering Ltd	39,000		112
Electricite de France SA	6,008		127		Skanska AB	9,772		153
Enel SpA	234,337		883		Sydney Airport	424,170		1,492
Fortum OYJ	7,330		136		Taisei Corp	26,000		72
GDF Suez	22,593		519		Vinci SA	20,521		909
Hokuriku Electric Power Co	4,400		44		WorleyParsons Ltd	5,294		135
Iberdrola SA	428,730		2,221					$6,070
Kansai Electric Power Co Inc/The	19,100		147
Kyushu Electric Power Co Inc	10,200		77		Entertainment - 0.07%
					Genting Singapore PLC	200		—
Origin Energy Ltd	119,105		1,402		Oriental Land Co Ltd/Japan	1,300		177
Power Assets Holdings Ltd	23,000		195
Red Electrica Corp SA	2,710		127		Sankyo Co Ltd	1,200		54
					Tabcorp Holdings Ltd	18,151		54
RWE AG	57,177		2,616		Tatts Group Ltd	35,085		102
Shikoku Electric Power Co Inc	4,300		46
SP AusNet	246,552		271		Toho Co Ltd/Tokyo	2,900		51
Spark Infrastructure Group	267,216		469		William Hill PLC	57,900		316
SSE PLC	85,647		2,003					$754
Tokyo Electric Power Co Inc (a)	36,452		59		Environmental Control - 0.01%
			$13,020		Kurita Water Industries Ltd	2,900		66

Electrical Components & Equipment - 1.60%
Brother Industries Ltd	6,100		58		Food - 4.59%
Casio Computer Co Ltd	6,100		47		Ajinomoto Co Inc	38,000		580
Furukawa Electric Co Ltd	17,000		34		Aryzta AG (a)	2,099		105
Hitachi Ltd	264,000		1,400		Associated British Foods PLC	5,532		124
Legrand SA	15,460		596		Carrefour SA	8,860		214
Mabuchi Motor Co Ltd	600		25		Colruyt SA	1,926		88
Mitsubishi Electric Corp	32,000		239		Danone SA	8,905		548
Prysmian SpA	5,173		100		Delhaize Group SA	2,580		99
Schneider Electric SA	239,476		14,995		First Pacific Co Ltd/Hong Kong	52,000		58
Ushio Inc	2,700		28		J Sainsbury PLC	115,774		664
			$17,522		Kerry Group PLC	2,318		121
					Koninklijke Ahold NV	20,304		259
Electronics - 1.21%					MEIJI Holdings Co Ltd	1,600		73
Advantest Corp	3,900		49		Metcash Ltd	22,399		85
Hoya Corp	6,500		132		Nestle SA	428,852		27,226
Ibiden Co Ltd	3,100		39		Nippon Meat Packers Inc	4,000		50
Keyence Corp	3,900		1,035		Nissin Foods Holdings Co Ltd	1,500		57
Koninklijke Philips Electronics NV	56,355		1,412		Olam International Ltd	41,000		66
Kyocera Corp	9,400		827		Suedzucker AG	1,573		61
Murata Manufacturing Co Ltd	14,700		715		Tate & Lyle PLC	12,076		141
NEC Corp	67,000		128		TESCO PLC	124,591		645
Nippon Electric Glass Co Ltd	10,000		51		Toyo Suisan Kaisha Ltd	2,000		50
Rexel SA	2,739		50		Unilever NV - CVA	96,123		3,533
Toshiba Corp	62,000		230		Unilever PLC	360,990		13,466

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Food (continued)					Home Furnishings (continued)
WM Morrison Supermarkets PLC	36,308		$157		Sharp Corp/Japan	26,000		$56
Woolworths Ltd	58,044		1,771		Sony Corp	17,500		207
Yakult Honsha Co Ltd	2,500		116					$660

			$50,357		Insurance - 4.81%
Food Service - 0.03%					Admiral Group PLC	5,158		92
Compass Group PLC	29,159		320		Aegon NV	240,684		1,346
					Ageas	6,050		154
					AIA Group Ltd	3,934,600		15,516
Forest Products & Paper - 0.09%					Allianz SE	29,217		3,629
Holmen AB	1,377		40		AMP Ltd	54,182		258
Nippon Paper Group Inc	2,500		29
Oji Holdings Corp	21,000		62		Assicurazioni Generali SpA	17,748		289
					Aviva PLC	45,218		242
Stora Enso OYJ	13,820		87		AXA SA	31,019		494
Svenska Cellulosa AB	37,415		730		Baloise Holding AG	1,187		99
			$948		CNP Assurances	4,101		58
Gas - 1.31%					Dai-ichi Life Insurance Co Ltd/The	158		182
Centrica PLC	2,329,952		12,198		Delta Lloyd NV	3,593		60
Enagas SA	4,254		85		Gjensidige Forsikring ASA	5,008		73
Gas Natural SDG SA	50,605		786		Hannover Rueckversicherung AG	1,432		101
Hong Kong & China Gas Co Ltd	87,219		231		ING Groep NV (a)	57,628		513
National Grid PLC	64,664		737		Insurance Australia Group Ltd	40,558		193
Osaka Gas Co Ltd	32,000		132		Legal & General Group PLC	530,544		1,150
Tokyo Gas Co Ltd	42,000		223		MS&AD Insurance Group Holdings	21,860		371
			$14,392		Muenchener Rueckversicherungs AG	3,181		512
					Prudential PLC	835,355		11,473
Hand & Machine Tools - 1.33%					QBE Insurance Group Ltd	18,348		251
Fuji Electric Co Ltd	14,000		28		Resolution Ltd	36,425		128
Makita Corp	12,000		475		RSA Insurance Group PLC	94,686		172
Sandvik AB	899,282		12,497		Sampo OYJ	7,673		241
Schindler Holding AG - PC	7,449		983		SCOR SE	4,231		113
SMC Corp/Japan	3,800		599		Sony Financial Holdings Inc	41,200		735
			$14,582		Standard Life PLC	43,506		205
Healthcare - Products - 0.87%					Suncorp Group Ltd	24,080		235
					Swiss Life Holding AG (a)	774		98
Cie Generale d'Optique Essilor International	93,237		8,408		Swiss Re AG (a)	6,349		439
SA
Coloplast A/S	572		125		Tokio Marine Holdings Inc	31,866		843
Fresenius SE & Co KGaA	1,921		219		Tryg A/S	653		43
Luxottica Group SpA	3,029		116		Vienna Insurance Group AG Wiener	987		42
Shimadzu Corp	40,000		269		Versicherung Gruppe
					Zurich Insurance Group AG (a)	50,285		12,396
Smith & Nephew PLC	16,230		172
Sysmex Corp	5,300		249					$52,746
			$9,558		Internet - 0.15%
Healthcare - Services - 0.04%					Dena Co Ltd	2,700		84
Fresenius Medical Care AG & Co KGaA	3,199		225		Iliad SA	2,293		354
Miraca Holdings Inc	1,300		55		Kakaku.com Inc	8,800		301
Ramsay Health Care Ltd	3,120		77		Rakuten Inc	58,600		527
Sonic Healthcare Ltd	9,492		128		SBI Holdings Inc/Japan	5,900		41
			$485		Yahoo Japan Corp	1,071		369
								$1,676
Holding Companies - Diversified - 2.62%
Exor SpA	1,623		42		Investment Companies - 0.02%
GEA Group AG	426,637		13,349		Investor AB	7,059		156
Groupe Bruxelles Lambert SA	2,049		152		Israel Corp Ltd/The	59		40
Hutchison Whampoa Ltd	38,000		372					$196
Jardine Strategic Holdings Ltd	360,637		13,091		Iron & Steel - 0.77%
Keppel Corp Ltd	25,100		218		ArcelorMittal	49,914		738
Noble Group Ltd	368,000		393		Atlas Iron Ltd	3,841,334		6,100
Swire Pacific Ltd	13,000		154		Daido Steel Co Ltd	6,000		26
Wharf Holdings Ltd	145,000		988		Evraz PLC	8,482		32
			$28,759		Fortescue Metals Group Ltd	170,236		717
Home Builders - 0.89%					Hitachi Metals Ltd	24,000		226
Daiwa House Industry Co Ltd	9,000		137		JFE Holdings Inc	11,700		165
Sekisui Chemical Co Ltd	1,100,000		9,034		Kobe Steel Ltd	59,000		52
Sekisui House Ltd	55,000		562		Nippon Steel & Sumitomo Metal Corp	87,000		192
					Nisshin Steel Holdings Co Ltd (a)	1,700		11
			$9,733
					ThyssenKrupp AG	5,991		137
Home Furnishings - 0.06%					Voestalpine AG	2,610		82
Electrolux AB	6,207		159					$8,478
Matsushita Electric Industrial Co Ltd	39,200		238

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Leisure Products & Services - 0.04%					Mining (continued)
Carnival PLC	4,640		$185		Eurasian Natural Resources Corp PLC	6,118		$32
Sega Sammy Holdings Inc	5,100		96		Glencore International PLC	68,029		378
Shimano Inc	1,900		120		Iluka Resources Ltd	44,864		460
Tui Travel PLC	11,502		46		Kazakhmys PLC	5,086		58
Yamaha Corp	4,100		37		Medusa Mining Ltd	23,745		151
			$484		Mitsubishi Materials Corp	26,000		76
					Newcrest Mining Ltd	445,123		12,277
Lodging - 0.25%					Orica Ltd	6,300		164
Accor SA	3,828		120		Randgold Resources Ltd	6,498		777
Crown Ltd	10,740		108		Rio Tinto Ltd	7,470		440
Echo Entertainment Group Ltd	16,685		61		Rio Tinto PLC	23,950		1,196
Galaxy Entertainment Group Ltd (a)	215,000		735
					Umicore SA	35,105		1,804
InterContinental Hotels Group PLC	7,401		183		Xstrata PLC	37,555		595
MGM China Holdings Ltd	24,000		43					$44,179
Sands China Ltd	237,800		889
Shangri-La Asia Ltd	78,000		151		Miscellaneous Manufacturing - 0.35%
SJM Holdings Ltd	49,000		106		FUJIFILM Holdings Corp	8,200		138
Sky City Entertainment Group Ltd	14,423		46		IMI PLC	32,100		496
Whitbread PLC	4,532		172		Invensys PLC	20,905		77
Wynn Macau Ltd	39,600		111		Konica Minolta Holdings Inc	42,500		283
			$2,725		Melrose PLC	30,885		120
					Nikon Corp	5,700		145
Machinery - Construction & Mining - 0.07%					Olympus Corp	11,500		201
Atlas Copco AB - A Shares	11,319		278		Orkla ASA	58,600		464
Atlas Copco AB - B Shares	6,660		146		Siemens AG	14,231		1,434
Hitachi Construction Machinery Co Ltd	2,800		46		Smiths Group PLC	10,002		171
Komatsu Ltd	16,500		346		Sulzer AG	606		88
			$816		Wartsila OYJ Abp	4,319		175
Machinery - Diversified - 1.60%								$3,792
Alstom SA	21,702		742		Office & Business Equipment - 0.19%
Amada Co Ltd	9,000		46		Canon Inc	51,300		1,667
Andritz AG	1,854		112		Ricoh Co Ltd	50,000		419
FANUC Corp	91,100		14,514		Seiko Epson Corp	3,100		17
Hexagon AB	6,407		148					$2,103
IHI Corp	31,000		65
Kawasaki Heavy Industries Ltd	36,000		74		Oil & Gas - 7.14%
Kone OYJ	2,624		188		BG Group PLC	751,368		13,950
Kubota Corp	59,000		603		BP PLC	842,815		6,019
Metso OYJ	3,035		107		Eni SpA	174,106		4,006
Mitsubishi Heavy Industries Ltd	208,000		876		Idemitsu Kosan Co Ltd	600		52
Sumitomo Heavy Industries Ltd	14,000		50		Inpex Corp	172		980
Zardoya Otis SA	3,994		49		Japan Petroleum Exploration Co	700		26
			$17,574		JX Holdings Inc	93,920		500
					Lundin Petroleum AB (a)	5,527		133
Media - 0.34%					Oil Search Ltd	40,601		313
Axel Springer AG	982		42		Ophir Energy PLC (a)	38,400		344
British Sky Broadcasting Group PLC	20,344		233		Petroleo Brasileiro SA ADR	332,422		7,051
ITV PLC	451,068		632		Premier Oil PLC (a)	1,731,336		9,817
Jupiter Telecommunications Co Ltd	54		73		Repsol SA	12,100		242
Kabel Deutschland Holding AG	2,291		165		Royal Dutch Shell PLC - A Shares	145,645		4,998
Pearson PLC	31,765		639		Royal Dutch Shell PLC - B Shares	83,701		2,961
Reed Elsevier NV	68,529		920		Santos Ltd	16,427		196
Reed Elsevier PLC	21,853		214		Seadrill Ltd	6,568		266
Singapore Press Holdings Ltd	36,000		119		Statoil ASA	412,062		10,148
UBM PLC	45,400		513		Suncor Energy Inc	324,201		10,881
Wolters Kluwer NV	7,662		148		Total SA	39,703		2,000
			$3,698		Transocean Ltd	15,428		706
Metal Fabrication & Hardware - 0.17%					Tullow Oil PLC	76,574		1,740
Assa Abloy AB	34,100		1,136		Woodside Petroleum Ltd	27,717		988
NSK Ltd	67,000		368					$78,317
NTN Corp	12,000		22		Oil & Gas Services - 1.41%
SKF AB	6,570		148		Amec PLC	744,853		12,780
Tenaris SA	8,812		165		Cie Generale de Geophysique - Veritas (a)	4,112		134
			$1,839		Saipem SpA	41,735		1,881
Mining - 4.02%					Technip SA	6,046		681
Anglo American PLC	43,929		1,354					$15,476
Antofagasta PLC	6,101		124		Packaging & Containers - 0.03%
BHP Billiton Ltd	113,598		4,022		Amcor Ltd/Australia	21,541		177
BHP Billiton PLC	628,898		20,157		Rexam PLC	22,324		161
Boliden AB	6,498		114

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Packaging & Containers (continued)					REITS - 0.63%
Toyo Seikan Kaisha Ltd	3,800		$40		Ascendas Real Estate Investment Trust	46,000		$89
			$378		British Land Co PLC	97,633		834
					Corio NV	1,661		74
Pharmaceuticals - 8.22%					Dexus Property Group	118,243		121
Actelion Ltd (a)	2,816		136
					Fonciere Des Regions	629		51
Alfresa Holdings Corp	900		41		Gecina SA	568		63
Astellas Pharma Inc	277,200		13,787		Goodman Group	163,726		751
AstraZeneca PLC	19,544		906		GPT Group	37,086		137
Bayer AG	35,492		3,095		Japan Prime Realty Investment Corp	19		57
Chugai Pharmaceutical Co Ltd	5,700		115		Japan Real Estate Investment Corp	14		140
Daiichi Sankyo Co Ltd	36,000		551		Klepierre	2,525		94
Dainippon Sumitomo Pharma Co Ltd	3,800		44		Land Securities Group PLC	12,076		157
Eisai Co Ltd	4,100		182		Link REIT/The	38,000		189
Elan Corp PLC (a)	32,000		348
					Mirvac Group	206,318		322
GlaxoSmithKline PLC	182,133		4,081		Nippon Building Fund Inc	15		161
Grifols SA (a)	3,799		132
Grifols SA ADR(a)	25,066		631		Nomura Real Estate Office Fund Inc	7		44
					Stockland	36,022		129
Hikma Pharmaceuticals PLC	23,188		277		Unibail-Rodamco SE	5,869		1,322
Hisamitsu Pharmaceutical Co Inc	1,500		78		Westfield Group	182,074		2,012
Kyowa Hakko Kirin Co Ltd	7,000		74		Westfield Retail Trust	55,077		177
Medipal Holdings Corp	3,600		46					$6,924
Merck KGaA	999		128
Mitsubishi Tanabe Pharma Corp	5,700		82		Retail - 3.04%
Novartis AG	35,411		2,135		ABC-Mart Inc	700		31
Novo Nordisk A/S	30,974		4,966		Cie Financiere Richemont SA	9,214		598
Ono Pharmaceutical Co Ltd	2,200		133		Citizen Holdings Co Ltd	6,800		34
Orion OYJ	2,452		61		FamilyMart Co Ltd	1,500		73
Otsuka Holdings Co Ltd	6,200		191		Fast Retailing Co Ltd	3,200		712
Roche Holding AG	110,428		21,271		Harvey Norman Holdings Ltd	13,521		27
Rohto Pharmaceutical Co Ltd	29,000		400		Hennes & Mauritz AB	65,284		2,214
Sanofi	223,926		19,667		Inditex SA	3,897		498
Santen Pharmaceutical Co Ltd	1,900		83		Isetan Mitsukoshi Holdings Ltd	9,000		88
Shionogi & Co Ltd	7,100		118		J Front Retailing Co Ltd	12,000		62
Shire PLC	462,422		13,003		Kingfisher PLC	2,445,987		11,452
Suzuken Co Ltd/Aichi Japan	1,800		57		Lawson Inc	6,900		507
Takeda Pharmaceutical Co Ltd	37,400		1,738		Lifestyle International Holdings Ltd	233,500		498
Teva Pharmaceutical Industries Ltd	15,960		644		Marks & Spencer Group PLC	27,594		176
ThromboGenics NV (a)	5,900		283		Marui Group Co Ltd	5,700		41
Tsumura & Co	1,300		42		Next PLC	9,988		575
UCB SA	11,000		642		PPR	7,661		1,351
			$90,168		Seven & I Holdings Co Ltd	410,400		12,657
					Swatch Group AG/The - BR	2,143		887
Pipelines - 0.01%					Swatch Group AG/The - REG	1,125		82
APA Group	14,266		76		Takashimaya Co Ltd	7,000		46
					USS Co Ltd	560		59
Real Estate - 0.72%					Wesfarmers Ltd	15,628		563
Aeon Mall Co Ltd	1,900		49		Yamada Denki Co Ltd	2,060		89
Cheung Kong Holdings Ltd	21,400		315					$33,320
Daito Trust Construction Co Ltd	6,900		696
Global Logistic Properties Ltd	277,000		581		Semiconductors - 2.56%
					ARM Holdings PLC	25,156		271
Hang Lung Properties Ltd	38,000		132		ASM Pacific Technology Ltd	5,200		58
Henderson Land Development Co Ltd	115,753		798
Hulic Co Ltd	6,200		49		ASML Holding NV	21,303		1,171
					Infineon Technologies AG	1,820,203		12,400
Hysan Development Co Ltd	16,081		71		Mellanox Technologies Ltd (a)	905		68
IMMOFINANZ AG (a)	23,341		90
Keppel Land Ltd	19,000		53		Rohm Co Ltd	2,500		81
					Samsung Electronics Co Ltd	11,119		13,343
Kerry Properties Ltd	19,000		94		STMicroelectronics NV	83,600		492
Lend Lease Group	14,103		127		Sumco Corp (a)	3,000		21
Mitsubishi Estate Co Ltd	91,000		1,801		Tokyo Electron Ltd	4,400		198
Mitsui Fudosan Co Ltd	14,000		283
New World Development Co Ltd	93,000		143					$28,103
Nomura Real Estate Holdings Inc	2,400		43		Shipbuilding - 0.01%
NTT Urban Development Corp	29		24		SembCorp Marine Ltd	21,000		81
Sino Land Co Ltd	75,917		135		Yangzijiang Shipbuilding Holdings Ltd	50,000		37
Sumitomo Realty & Development Co Ltd	6,244		173					$118
Sun Hung Kai Properties Ltd	120,254		1,663
Tokyo Tatemono Co Ltd	87,000		358		Software - 1.52%
Tokyu Land Corp	11,000		62		Amadeus IT Holding SA	30,906		765
					Check Point Software Technologies Ltd (a)	243,715		10,853
UOL Group Ltd	12,000		56
Wheelock & Co Ltd	23,000		100		Dassault Systemes SA	1,539		162
			$7,896		Nomura Research Institute Ltd	16,500		351

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Software (continued)					Transportation (continued)
Oracle Corp Japan	1,000		$45		Mitsui OSK Lines Ltd	28,000		$67
Sage Group PLC/The	122,296		614		MTR Corp Ltd	36,000		140
SAP AG	53,597		3,909		Nippon Express Co Ltd	22,000		80
			$16,699		Nippon Yusen KK	36,000		69
					Odakyu Electric Railway Co Ltd	16,000		170
Storage & Warehousing - 0.00%					Orient Overseas International Ltd	74,500		469
Mitsubishi Logistics Corp	3,000		39		QR National Ltd	40,574		157
					Tobu Railway Co Ltd	26,000		138
Telecommunications - 5.39%					Toll Holdings Ltd	16,188		75
Belgacom SA	3,925		115		West Japan Railway Co	21,000		917
BT Group PLC	275,824		948		Yamato Holdings Co Ltd	9,600		146
Deutsche Telekom AG	53,517		610					$6,686
Elisa OYJ	3,227		69
Eutelsat Communications SA	20,644		661		Water- 0.84%
Foxconn International Holdings Ltd (a)	55,000		19		Suez Environnement Co	7,273		77
France Telecom SA	28,790		322		United Utilities Group PLC	835,864		9,139
HKT Trust / HKT Ltd	659,000		611					$9,216
Idea Cellular Ltd - Warrants (a),(b)	7,027,405		10,861		TOTAL COMMON STOCKS			$1,049,853
Inmarsat PLC	11,349		104		PREFERRED STOCKS - 0.47%	Shares Held	Value	(000	's)
KDDI Corp	4,800		373		Automobile Manufacturers - 0.27%
Koninklijke KPN NV	15,583		98		Porsche Automobil Holding SE	2,605		174
NICE Systems Ltd (a)	1,518		51		Volkswagen AG	13,360		2,773
Nippon Telegraph & Telephone Corp	284,100		12,991					$2,947
Nokia OYJ	56,922		153
NTT DOCOMO Inc	646		936		Consumer Products - 0.11%
PCCW Ltd	104,000		42		Henkel AG & Co KGaA	14,459		1,156
SES SA	5,454		151
Singapore Telecommunications Ltd	553,000		1,457		Electric - 0.00%
Softbank Corp	61,505		1,943		RWE AG	1,010		42
StarHub Ltd	14,000		42
Swisscom AG	2,304		959
TDC A/S	54,211		374		Media- 0.09%
Telecom Corp of New Zealand Ltd	50,173		99		ProSiebenSat.1 Media AG	36,500		1,018
Telecom Italia SpA	781,542		721
Telecom Italia SpA - RSP	458,801		367		TOTAL PREFERRED STOCKS			$5,163
Telefonaktiebolaget LM Ericsson	46,362		411			Maturity
Telefonica Deutschland Holding AG (a)	1,613,598		12,317		REPURCHASE AGREEMENTS - 2.54%	Amount (000's)	Value	(000	's)
Telefonica SA	133,774		1,766
Telenet Group Holding NV	1,470		67		Banks- 2.54%
					Investment in Joint Trading Account; Credit	$9,220		$9,221
Telenor ASA	58,288		1,146		Suisse Repurchase Agreement; 0.25%
TeliaSonera AB	41,362		272		dated 10/31/2012 maturing 11/01/2012
Telstra Corp Ltd	71,566		307		(collateralized by US Government
Vivendi SA	23,804		488		Securities; $9,404,738; 0.00%; dated
Vodafone Group PLC	2,704,480		7,345		05/15/15 - 08/15/37)
			$59,196		Investment in Joint Trading Account; Deutsche	4,303		4,302
Textiles - 0.05%					Bank Repurchase Agreement; 0.32% dated
Teijin Ltd	22,000		50		10/31/2012 maturing 11/01/2012
Toray Industries Inc	80,000		467		(collateralized by US Government
			$517		Securities; $4,388,877; 0.28% - 2.50%;
					dated 11/04/13 - 10/17/19)
Toys, Games & Hobbies - 0.02%					Investment in Joint Trading Account; JP	6,454		6,454
Nintendo Co Ltd	1,900		245		Morgan Repurchase Agreement; 0.25%
					dated 10/31/2012 maturing 11/01/2012
Transportation - 0.61%					(collateralized by US Government
AP Moeller - Maersk A/S - A shares	13		86		Securities; $6,583,316; 3.50% - 11.25%;
AP Moeller - Maersk A/S - B shares	140		978		dated 02/15/15 - 11/15/39)
Asciano Ltd	23,170		110		Investment in Joint Trading Account; Merrill	7,912		7,912
Central Japan Railway Co	2,600		224		Lynch Repurchase Agreement; 0.23%
ComfortDelGro Corp Ltd	44,000		61		dated 10/31/2012 maturing 11/01/2012
Deutsche Post AG	14,265		283		(collateralized by US Government
DSV A/S	5,165		116		Securities; $8,069,892; 0.00% - 9.38%;
East Japan Railway Co	21,800		1,496		dated 01/15/13 - 07/15/32)
Hankyu Hanshin Holdings Inc	29,000		160					$27,889
Hutchison Port Holdings Trust	135,000		105		TOTAL REPURCHASE AGREEMENTS			$27,889
Kamigumi Co Ltd	19,000		153		Total Investments			$1,082,905
Kawasaki Kisen Kaisha Ltd	16,000		20		Other Assets in Excess of Liabilities, Net - 1.33%			$14,592
Keio Corp	15,000		114		TOTAL NET ASSETS - 100.00%			$1,097,497
Keisei Electric Railway Co Ltd	7,000		64
Kintetsu Corp	41,000		161
Koninklijke Vopak NV	1,827		127		(a) Non-Income Producing Security
See accompanying notes				298

Schedule of Investments International Fund I October 31, 2012

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $10,861 or 0.99% of net assets.

Portfolio Summary (unaudited)
Country		Percent
United Kingdom		19 .94%
Japan		16 .00%
France		11 .56%
Switzerland		9 .92%
Germany		8 .39%
Australia		6 .02%
Hong Kong		3 .61%
United States		2 .54%
Ireland		2 .36%
Norway		2 .31%
Sweden		2 .03%
Canada		1 .91%
Netherlands		1 .81%
Korea, Republic Of		1 .22%
Israel		1 .15%
Spain		1 .11%
Luxembourg		1 .08%
Italy		0 .94%
Russian Federation		0 .86%
Mexico		0 .83%
Denmark		0 .73%
Singapore		0 .65%
Belgium		0 .64%
Brazil		0 .64%
Finland		0 .12%
Macao		0 .09%
Jersey, Channel Islands		0 .08%
Austria		0 .06%
New Zealand		0 .06%
Guernsey		0 .01%
China		0 .00%
Other Assets in Excess of Liabilities, Net		1 .33%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2012	Long	417	$31,971	$31,659	$(312)
S&P 500 Emini; December 2012	Long	195	13,969	13,716	(253)
Total					$(565)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2012

COMMON STOCKS - 97.57%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.09%					Beverages - 2.48%
Interpublic Group of Cos Inc/The	54,313		$549		Brown-Forman Corp	4,955		$317
Omnicom Group Inc	8,550		409		Coca-Cola Co/The	276,757		10,291
			$958		Coca-Cola Enterprises Inc	28,700		902
					Constellation Brands Inc (a)	5,018		177
Aerospace & Defense - 1.32%					Dr Pepper Snapple Group Inc	14,500		621
Boeing Co/The	45,987		3,240		Green Mountain Coffee Roasters Inc (a)	13,400		324
General Dynamics Corp	7,590		517		Molson Coors Brewing Co	21,923		945
L-3 Communications Holdings Inc	3,108		229		Monster Beverage Corp (a)	6,800		304
Lockheed Martin Corp	6,162		577		PepsiCo Inc	176,548		12,225
Northrop Grumman Corp	5,545		381					$26,106
Orbital Sciences Corp (a)	359,788		4,821
Raytheon Co	7,599		430		Biotechnology - 1.00%
Rockwell Collins Inc	4,575		245		Alexion Pharmaceuticals Inc (a)	11,080		1,002
United Technologies Corp	45,101		3,525		Amgen Inc	35,961		3,112
			$13,965		Biogen Idec Inc (a)	13,070		1,806
					Celgene Corp (a)	16,243		1,191
Agriculture - 2.28%					Dendreon Corp (a)	23,800		91
Altria Group Inc	78,716		2,503		Gilead Sciences Inc (a)	43,022		2,889
Archer-Daniels-Midland Co	33,223		892		Life Technologies Corp (a)	9,841		481
Lorillard Inc	4,268		495					$10,572
Philip Morris International Inc	223,051		19,754
Reynolds American Inc	10,555		439		Building Materials - 0.05%
			$24,083		Martin Marietta Materials Inc	6,000		494

Airlines - 0.05%
Southwest Airlines Co	23,917		211		Chemicals - 2.34%
United Continental Holdings Inc (a)	16,400		315		Air Products & Chemicals Inc	8,046		624
			$526		Airgas Inc	2,293		204
					Celanese Corp	13,000		494
Apparel - 0.29%					CF Industries Holdings Inc	2,018		414
Coach Inc	11,378		637		Dow Chemical Co/The	38,431		1,126
Michael Kors Holdings Ltd (a)	2,700		148
					Eastman Chemical Co	4,921		292
Nike Inc	17,142		1,567		Ecolab Inc	106,874		7,438
Ralph Lauren Corp	1,966		302		EI du Pont de Nemours & Co	20,419		909
VF Corp	2,830		443		FMC Corp	4,420		237
			$3,097		International Flavors & Fragrances Inc	2,651		171
Automobile Manufacturers - 0.43%					LyondellBasell Industries NV	93,985		5,018
Ford Motor Co	328,660		3,668		Monsanto Co	25,998		2,238
General Motors Co (a)	33,500		854		Mosaic Co/The	15,401		806
			$4,522		Potash Corp of Saskatchewan Inc	13,500		545
					PPG Industries Inc	8,765		1,026
Automobile Parts & Equipment - 0.14%					Praxair Inc	17,104		1,816
BorgWarner Inc (a)	3,857		254		Sherwin-Williams Co/The	7,442		1,061
Goodyear Tire & Rubber Co/The (a)	7,876		90		Sigma-Aldrich Corp	4,063		285
Johnson Controls Inc	30,946		796					$24,704
TRW Automotive Holdings Corp (a)	7,800		363
			$1,503		Coal - 0.03%
					Consol Energy Inc	9,700		341
Banks - 7.85%
Bank of America Corp	525,101		4,894
Bank of New York Mellon Corp/The	22,948		567		Commercial Services - 1.06%
					ADT Corp/The (a)	11,900		494
BB&T Corp	14,928		432		Apollo Group Inc (a)	3,326		67
Capital One Financial Corp	98,519		5,927
Citigroup Inc	357,686		13,374		Automatic Data Processing Inc	91,258		5,273
Comerica Inc	6,482		193		Equifax Inc	4,033		202
Fifth Third Bancorp	57,978		843		H&R Block Inc	9,045		160
Goldman Sachs Group Inc/The	24,155		2,956		Mastercard Inc	5,793		2,670
Huntington Bancshares Inc/OH	77,090		493		Moody's Corp	23,724		1,143
					Quanta Services Inc (a)	7,079		184
JP Morgan Chase & Co	375,149		15,636
KeyCorp	30,367		256		Robert Half International Inc	15,382		414
M&T Bank Corp	3,874		403		RR Donnelley & Sons Co	5,802		58
Morgan Stanley	65,764		1,143		Total System Services Inc	5,402		121
Northern Trust Corp	28,845		1,379		Western Union Co/The	31,400		399
PNC Financial Services Group Inc	30,469		1,773					$11,185
Regions Financial Corp	120,843		788		Computers - 7.05%
State Street Corp	10,761		480		Accenture PLC - Class A	29,332		1,977
SunTrust Banks Inc	188,640		5,131		Apple Inc	79,212		47,139
US Bancorp	101,210		3,361		Cognizant Technology Solutions Corp (a)	5,768		384
Wells Fargo & Co	665,200		22,410		Dell Inc	232,212		2,143
Zions Bancorporation	15,800		339		EMC Corp/MA (a)	94,494		2,308
			$82,778		Hewlett-Packard Co	48,334		669
					International Business Machines Corp	86,177		16,764

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electrical Components & Equipment - 0.20%
NetApp Inc (a)	26,399		$710		Emerson Electric Co	31,147		$1,509
SanDisk Corp (a)	31,950		1,335		Energizer Holdings Inc	7,100		518
Seagate Technology PLC	11,380		311		Molex Inc	4,621		120
Teradata Corp (a)	5,590		382					$2,147
Western Digital Corp	7,161		245
			$74,367		Electronics - 2.14%
					Agilent Technologies Inc	23,516		847
Consumer Products - 0.11%					Amphenol Corp	5,340		321
Avery Dennison Corp	3,580		116		FLIR Systems Inc	5,110		99
Clorox Co/The	4,322		312		Honeywell International Inc	165,337		10,125
Kimberly-Clark Corp	8,744		730		Jabil Circuit Inc	6,205		108
			$1,158		TE Connectivity Ltd	13,771		443
					Thermo Fisher Scientific Inc	107,870		6,586
Cosmetics & Personal Care - 1.63%					Tyco International Ltd	148,751		3,997
Avon Products Inc	40,600		629					$22,526
Colgate-Palmolive Co	18,059		1,896
Procter & Gamble Co/The	211,205		14,623		Engineering & Construction - 0.07%
			$17,148		Fluor Corp	7,274		406
					Jacobs Engineering Group Inc (a)	4,323		167
Distribution & Wholesale - 0.10%					McDermott International Inc (a)	11,600		124
Fastenal Co	8,400		376					$697
Fossil Inc (a)	1,700		148
Genuine Parts Co	4,992		312		Entertainment - 0.01%
WW Grainger Inc	1,000		201		International Game Technology	8,596		110
			$1,037

Diversified Financial Services - 1.79%					Environmental Control - 0.16%
American Express Co	144,882		8,109		Stericycle Inc (a)	12,656		1,199
Ameriprise Financial Inc	18,583		1,085		Waste Management Inc	14,026		460
BlackRock Inc	2,919		554					$1,659
CME Group Inc/IL	18,543		1,037
Discover Financial Services	18,792		770		Food - 2.40%
Federated Investors Inc	3,229		75		Campbell Soup Co	6,006		212
Franklin Resources Inc	9,345		1,194		ConAgra Foods Inc	13,070		364
IntercontinentalExchange Inc (a)	4,900		642		General Mills Inc	48,700		1,952
Invesco Ltd	51,131		1,244		HJ Heinz Co	6,082		350
					JM Smucker Co/The	3,523		302
NASDAQ OMX Group Inc/The	4,200		100		Kellogg Co	72,465		3,791
NYSE Euronext	8,417		208		Kraft Foods Group Inc (a)	23,053		1,049
SLM Corp	13,400		236		Kroger Co/The	35,200		888
T Rowe Price Group Inc	5,782		375		McCormick & Co Inc/MD	209,178		12,889
TD Ameritrade Holding Corp	23,700		372
Visa Inc	20,953		2,908		Mondelez International Inc	68,642		1,822
					Safeway Inc	7,966		130
			$18,909		Sysco Corp	11,116		345
Electric - 2.41%					Tyson Foods Inc	9,319		156
AES Corp/VA	148,683		1,554		Whole Foods Market Inc	10,803		1,023
Ameren Corp	8,165		268					$25,273
American Electric Power Co Inc	24,947		1,109
Calpine Corp (a)	24,600		433		Forest Products & Paper - 0.65%
CMS Energy Corp	8,658		211		International Paper Co	192,380		6,893
Consolidated Edison Inc	6,612		399
Dominion Resources Inc/VA	12,945		683		Gas - 0.92%
DTE Energy Co	5,700		354		CenterPoint Energy Inc	34,338		744
Duke Energy Corp	15,914		1,045		NiSource Inc	9,497		242
Edison International	15,086		708		Sempra Energy	124,841		8,708
Entergy Corp	15,200		1,103					$9,694
Exelon Corp	38,651		1,383
FirstEnergy Corp	27,599		1,262		Hand & Machine Tools - 0.08%
NextEra Energy Inc	9,544		669		Snap-on Inc	1,964		152
NRG Energy Inc	37,500		809		Stanley Black & Decker Inc	10,411		721
NV Energy Inc	229,070		4,355					$873
PG&E Corp	22,648		963		Healthcare - Products - 1.53%
Pinnacle West Capital Corp	3,676		195		Baxter International Inc	29,197		1,828
PPL Corp	13,110		388		Becton Dickinson and Co	6,423		486
Public Service Enterprise Group Inc	11,422		366		Covidien PLC	112,395		6,176
SCANA Corp	4,225		207		CR Bard Inc	5,408		520
Southern Co/The	16,994		796		DENTSPLY International Inc	23,400		862
TECO Energy Inc	22,958		410		Edwards Lifesciences Corp (a)	10,324		896
Wisconsin Energy Corp	137,618		5,294		Hospira Inc (a)	3,100		95
Xcel Energy Inc	15,693		443		Intuitive Surgical Inc (a)	1,276		692
			$25,407		Medtronic Inc	23,029		958
					Patterson Cos Inc	2,905		97

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products (continued)					Leisure Products & Services (continued)
St Jude Medical Inc	19,200		$735		Harley-Davidson Inc	96,474		$4,511
Stryker Corp	30,105		1,584					$5,735
Varian Medical Systems Inc (a)	3,563		238
Zimmer Holdings Inc	14,423		926		Lodging - 0.70%
			$16,093		Las Vegas Sands Corp	22,700		1,054
					Marriott International Inc/DE	42,869		1,564
Healthcare - Services - 0.70%					Starwood Hotels & Resorts Worldwide Inc	85,044		4,409
Aetna Inc	10,758		470		Wyndham Worldwide Corp	4,576		231
Cigna Corp	9,503		485		Wynn Resorts Ltd	1,100		133
Coventry Health Care Inc	4,378		191					$7,391
HCA Holdings Inc	16,500		469
Humana Inc	5,205		387		Machinery - Construction & Mining - 0.17%
Laboratory Corp of America Holdings (a)	3,086		261		Caterpillar Inc	18,890		1,602
Quest Diagnostics Inc	11,772		679		Joy Global Inc	3,407		213
UnitedHealth Group Inc	57,396		3,214					$1,815
WellPoint Inc	20,508		1,257		Machinery - Diversified - 0.99%
			$7,413		Cummins Inc	18,798		1,759
Home Builders - 1.10%					Deere & Co	61,294		5,237
Lennar Corp	85,353		3,198		Flowserve Corp	20,046		2,716
Toll Brothers Inc (a)	255,214		8,425		Rockwell Automation Inc	4,668		332
			$11,623		Roper Industries Inc	3,260		356
								$10,400
Home Furnishings - 0.03%
Harman International Industries Inc	8,061		338		Media - 3.51%
					CBS Corp	13,676		443
					Comcast Corp - Class A	114,081		4,279
Housewares - 0.02%					DIRECTV (a)	28,288		1,446
Newell Rubbermaid Inc	9,607		198		Discovery Communications Inc - A Shares (a)	7,958		470
					Discovery Communications Inc - C Shares (a)	7,750		425
Insurance - 3.31%					Gannett Co Inc	7,972		135
ACE Ltd	7,728		608		McGraw-Hill Cos Inc/The	20,019		1,107
Aflac Inc	10,707		533		News Corp - Class A	62,552		1,496
Allstate Corp/The	51,192		2,046		News Corp - Class B	389,236		9,482
American International Group Inc (a)	22,353		781		Scripps Networks Interactive Inc	2,782		169
Aon PLC	6,263		338		Time Warner Cable Inc	19,888		1,971
Assurant Inc	2,943		111		Time Warner Inc	36,664		1,593
Berkshire Hathaway Inc - Class A (a)	45		5,828		Viacom Inc	24,678		1,265
Berkshire Hathaway Inc - Class B (a)	58,756		5,074		Walt Disney Co/The	259,666		12,741
Chubb Corp/The	20,280		1,561					$37,022
Lincoln National Corp	8,985		223		Metal Fabrication & Hardware - 0.15%
Loews Corp	19,694		833		Precision Castparts Corp	8,859		1,533
Marsh & McLennan Cos Inc	38,757		1,319
MetLife Inc	297,610		10,562
Progressive Corp/The	44,000		981		Mining - 0.87%
Prudential Financial Inc	10,464		597		Freeport-McMoRan Copper & Gold Inc	35,153		1,367
Torchmark Corp	3,070		155		Newmont Mining Corp	129,328		7,055
Travelers Cos Inc/The	20,275		1,439		Rio Tinto PLC ADR	8,800		440
Willis Group Holdings PLC	15,600		525		Vulcan Materials Co	6,900		317
XL Group PLC	57,900		1,432					$9,179
			$34,946		Miscellaneous Manufacturing - 3.08%
Internet - 3.65%					3M Co	38,558		3,377
Amazon.com Inc (a)	23,145		5,389		Cooper Industries PLC	5,333		400
eBay Inc (a)	128,842		6,222		Danaher Corp	54,569		2,823
Expedia Inc	3,193		189		Dover Corp	5,884		343
Facebook Inc (a)	81,670		1,724		Eaton Corp	62,342		2,944
Google Inc (a)	32,563		22,135		General Electric Co	836,548		17,617
Groupon Inc (a)	22,000		91		Illinois Tool Works Inc	9,873		605
priceline.com Inc (a)	2,944		1,689		Ingersoll-Rand PLC	30,927		1,455
Symantec Corp (a)	22,626		412		Pall Corp	2,900		183
TripAdvisor Inc (a)	3,357		102		Parker Hannifin Corp	4,810		378
VeriSign Inc (a)	5,167		191		Pentair Ltd	35,886		1,516
Yahoo! Inc (a)	23,082		388		Textron Inc	31,542		795
			$38,532					$32,436

Iron & Steel - 0.08%					Office & Business Equipment - 0.04%
Cliffs Natural Resources Inc	11,978		434		Pitney Bowes Inc	6,722		97
Nucor Corp	10,200		410		Xerox Corp	42,077		271
			$844					$368

Leisure Products & Services - 0.54%					Oil & Gas - 8.56%
Carnival Corp	32,300		1,224		Anadarko Petroleum Corp	22,180		1,526

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					Real Estate - 0.02%
Apache Corp	65,699		$5,437		CBRE Group Inc (a)	9,718		$175
Chesapeake Energy Corp	16,707		338
Chevron Corp	140,123		15,443
Cimarex Energy Co	3,700		212		REITS - 2.00%
ConocoPhillips	37,211		2,152		American Tower Corp	117,544		8,850
					Annaly Capital Management Inc	136,570		2,204
Devon Energy Corp	94,154		5,481		Apartment Investment & Management Co	4,683		125
Diamond Offshore Drilling Inc	75,375		5,219
Ensco PLC	7,566		437		AvalonBay Communities Inc	5,103		692
					Boston Properties Inc	5,230		556
EOG Resources Inc	5,939		692		Equity Residential	6,850		393
EQT Corp	5,600		339
Exxon Mobil Corp	411,174		37,486		General Growth Properties Inc	13,100		257
					HCP Inc	9,775		433
Helmerich & Payne Inc	3,613		173		Health Care REIT Inc	8,193		487
Hess Corp	74,462		3,892
Marathon Oil Corp	15,208		457		Host Hotels & Resorts Inc	23,770		344
					Kimco Realty Corp	13,696		267
Marathon Petroleum Corp	7,404		407		Plum Creek Timber Co Inc	5,282		232
Murphy Oil Corp	18,540		1,112
Newfield Exploration Co (a)	13,879		376		Public Storage	7,179		996
Noble Corp	22,286		841		Simon Property Group Inc	17,651		2,686
					SL Green Realty Corp	3,700		279
Noble Energy Inc	3,858		367		Ventas Inc	5,738		363
Occidental Petroleum Corp	31,612		2,496
Phillips 66	32,337		1,525		Vornado Realty Trust	17,243		1,383
Pioneer Natural Resources Co	6,000		634		Weyerhaeuser Co	21,367		592
QEP Resources Inc	5,973		173					$21,139
Range Resources Corp	6,900		451		Retail - 5.53%
Rowan Cos PLC (a)	3,997		127		AutoZone Inc (a)	3,604		1,351
Southwestern Energy Co (a)	17,000		590		Bed Bath & Beyond Inc (a)	7,472		431
Tesoro Corp	4,677		176		Best Buy Co Inc	8,560		130
Valero Energy Corp	49,054		1,428		Big Lots Inc (a)	2,294		67
WPX Energy Inc (a)	14,266		242		CarMax Inc (a)	44,000		1,485
			$90,229		Chipotle Mexican Grill Inc (a)	2,951		751
					Costco Wholesale Corp	9,578		943
Oil & Gas Services - 1.85%					CVS Caremark Corp	105,177		4,880
Baker Hughes Inc	17,319		727		Dollar General Corp (a)	19,400		943
Cameron International Corp (a)	43,657		2,211
					Dollar Tree Inc (a)	7,689		307
FMC Technologies Inc (a)	14,600		597
Halliburton Co	20,057		648		GameStop Corp	3,973		91
					Gap Inc/The	9,598		343
National Oilwell Varco Inc	102,740		7,572		Home Depot Inc/The	64,935		3,986
Schlumberger Ltd	110,723		7,698		Kohl's Corp	39,645		2,112
			$19,453		Lowe's Cos Inc	32,607		1,056
Packaging & Containers - 0.07%					Macy's Inc	35,756		1,361
Ball Corp	13,153		563		McDonald's Corp	36,793		3,194
Bemis Co Inc	3,469		115		Nordstrom Inc	4,917		279
Owens-Illinois Inc (a)	5,532		108		O'Reilly Automotive Inc (a)	3,951		338
			$786		PetSmart Inc	3,484		231
					PVH Corp	1,600		176
Pharmaceuticals - 8.23%					Ross Stores Inc	19,407		1,183
Abbott Laboratories	59,853		3,922		Staples Inc	21,964		253
Allergan Inc/United States	13,395		1,204		Starbucks Corp	42,365		1,945
AmerisourceBergen Corp	8,800		347		Target Corp	127,086		8,101
Bristol-Myers Squibb Co	221,296		7,358		Tim Hortons Inc	2,800		139
Cardinal Health Inc	10,979		452		TJX Cos Inc	149,333		6,217
Eli Lilly & Co	44,735		2,175		Walgreen Co	16,651		587
Express Scripts Holding Co (a)	43,302		2,665
Forest Laboratories Inc (a)	7,526		254		Wal-Mart Stores Inc	130,066		9,757
					Yum! Brands Inc	80,628		5,653
GlaxoSmithKline PLC ADR	124,039		5,569					$58,290
Johnson & Johnson	275,898		19,539
McKesson Corp	14,347		1,339		Semiconductors - 3.06%
Mead Johnson Nutrition Co	6,559		405		Advanced Micro Devices Inc (a)	20,519		42
Merck & Co Inc	284,692		12,990		Altera Corp	10,691		326
Pfizer Inc	1,004,633		24,985		Analog Devices Inc	9,626		376
Roche Holding AG ADR	73,870		3,547		Applied Materials Inc	96,433		1,022
			$86,751		ASML Holding NV	133,930		7,362
					Atmel Corp (a)	92,300		431
Pipelines - 0.35%					Broadcom Corp	150,203		4,737
Kinder Morgan Inc/Delaware	12,291		427		Intel Corp	198,290		4,288
ONEOK Inc	6,887		326		KLA-Tencor Corp	14,111		656
Spectra Energy Corp	47,783		1,379		Lam Research Corp (a)	12,600		446
Williams Cos Inc/The	43,797		1,532		LSI Corp (a)	17,946		123
			$3,664		Marvell Technology Group Ltd	24,900		196
					Micron Technology Inc (a)	76,551		416
					NVIDIA Corp	32,851		393

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity
Semiconductors (continued)					(continued)	Amount (000's)	Value	(000	's)
Qualcomm Inc	160,691		$9,412		Banks (continued)
Teradyne Inc (a)	6,185		90		Investment in Joint Trading Account; JP	$5,768		$5,768
Texas Instruments Inc	59,470		1,671		Morgan Repurchase Agreement; 0.25%
Xilinx Inc	8,812		289		dated 10/31/2012 maturing 11/01/2012
			$32,276		(collateralized by US Government
					Securities; $5,883,511; 3.50% - 11.25%;
Software - 3.60%					dated 02/15/15 - 11/15/39)
Adobe Systems Inc (a)	15,829		538
Akamai Technologies Inc (a)	14,054		534		Investment in Joint Trading Account; Merrill	7,071		7,070
Autodesk Inc (a)	33,400		1,064		Lynch Repurchase Agreement; 0.23%
BMC Software Inc (a)	33,995		1,384		dated 10/31/2012 maturing 11/01/2012
					(collateralized by US Government
CA Inc	11,025		248		Securities; $7,212,065; 0.00% - 9.38%;
Check Point Software Technologies Ltd (a)	12,700		566
Citrix Systems Inc (a)	6,169		381		dated 01/15/13 - 07/15/32)
								$24,924
Dun & Bradstreet Corp/The	1,605		130		TOTAL REPURCHASE AGREEMENTS			$24,924
Intuit Inc	5,363		319
Microsoft Corp	724,866		20,684		Total Investments			$1,053,746
Oracle Corp	221,048		6,863		Other Assets in Excess of Liabilities, Net - 0.07%			$690
Red Hat Inc (a)	13,200		649		TOTAL NET ASSETS - 100.00%			$1,054,436
Salesforce.com Inc (a)	6,184		903
SAP AG ADR	50,580		3,687		(a) Non-Income Producing Security
			$37,950

Telecommunications - 3.28%
AT&T Inc	291,138		10,070		Portfolio Summary (unaudited)
CenturyLink Inc	15,582		598		Sector			Percent
Cisco Systems Inc	387,647		6,645		Consumer, Non-cyclical			21 .42%
Corning Inc	36,605		430		Financial			17 .33%
Crown Castle International Corp (a)	16,892		1,128
					Technology			13 .75%
Harris Corp	3,770		173		Energy			10 .79%
Juniper Networks Inc (a)	34,600		573
MetroPCS Communications Inc (a)	8,300		85		Communications			10 .53%
					Industrial			9 .78%
Motorola Solutions Inc	10,100		522		Consumer, Cyclical			9 .06%
Verizon Communications Inc	320,955		14,327		Basic Materials			3 .94%
			$34,551		Utilities			3 .33%
Textiles - 0.03%					Other Assets in Excess of Liabilities, Net			0 .07%
Cintas Corp	7,010		293		TOTAL NET ASSETS			100.00%

Toys, Games & Hobbies - 0.09%
Hasbro Inc	15,446		556
Mattel Inc	10,979		404
			$960

Transportation - 1.30%
CH Robinson Worldwide Inc	4,000		241
CSX Corp	54,004		1,105
Expeditors International of Washington Inc	2,400		88
FedEx Corp	18,483		1,701
Norfolk Southern Corp	7,312		449
Union Pacific Corp	24,040		2,958
United Parcel Service Inc	97,828		7,165
			$13,707
TOTAL COMMON STOCKS			$1,028,822
	Maturity
REPURCHASE AGREEMENTS - 2.36%	Amount (000's)	Value	(000	's)

Banks- 2.36%
Investment in Joint Trading Account; Credit	$8,240		$8,240
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $8,405,017; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	3,845		3,846
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $3,922,341; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)

See accompanying notes

Schedule of Investments LargeCap Blend Fund II October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	379	$27,334	$26,659	$(675)
Total					$(675)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Growth Fund
October 31, 2012

COMMON STOCKS - 98.72%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Apparel - 3.55%					Media- 1.83%
Michael Kors Holdings Ltd (a)	673,711		$36,845		Comcast Corp - Class A	819,200		$30,728
Nike Inc	403,100		36,836		Sirius XM Radio Inc (a)	4,683,500		13,114
Under Armour Inc (a)	218,200		11,403					$43,842

			$85,084		Miscellaneous Manufacturing - 1.16%
Banks - 3.26%					General Electric Co	1,325,200		27,909
Capital One Financial Corp	1,299,061		78,164

					Oil & Gas - 3.77%
Beverages - 2.92%					Cabot Oil & Gas Corp	571,596		26,854
Coca-Cola Co/The	1,887,400		70,174		Noble Energy Inc	543,500		51,638
					Pioneer Natural Resources Co	113,700		12,012

Biotechnology - 5.20%								$90,504
Alexion Pharmaceuticals Inc (a)	405,968		36,691		Oil & Gas Services - 0.93%
Biogen Idec Inc (a)	301,000		41,604		National Oilwell Varco Inc	304,000		22,405
Gilead Sciences Inc (a)	693,500		46,576
			$124,871
					Pharmaceuticals - 7.59%
Building Materials - 0.57%					Express Scripts Holding Co (a)	391,700		24,105
Masco Corp	914,600		13,801		Merck & Co Inc	547,700		24,992
					Pfizer Inc	3,118,200		77,550
					Valeant Pharmaceuticals International Inc (a)	519,279		29,043
Chemicals - 4.66%					Watson Pharmaceuticals Inc (a)	306,900		26,378
LyondellBasell Industries NV	591,600		31,586
Monsanto Co	688,040		59,220					$182,068
Sherwin-Williams Co/The	146,700		20,916		Retail - 10.34%
			$111,722		Gap Inc/The	504,600		18,024
Commercial Services - 3.69%					Home Depot Inc/The	984,400		60,423
Hertz Global Holdings Inc (a)	848,600		11,261		Ltd Brands Inc	573,100		27,446
					Lululemon Athletica Inc (a)	198,400		13,692
Mastercard Inc	167,581		77,243		Starbucks Corp	992,100		45,537
			$88,504		Tractor Supply Co	136,000		13,089
Computers - 12.88%					Ulta Salon Cosmetics & Fragrance Inc	244,800		22,575
Accenture PLC - Class A	853,800		57,554		Urban Outfitters Inc (a)	380,400		13,603
Apple Inc	326,607		194,364		Yum! Brands Inc	480,200		33,667
EMC Corp/MA (a)	1,106,828		27,029					$248,056
Teradata Corp (a)	443,100		30,268
					Semiconductors - 3.98%
			$309,215		Avago Technologies Ltd	760,039		25,104
Cosmetics & Personal Care - 1.17%					Qualcomm Inc	1,202,000		70,407
Estee Lauder Cos Inc/The	456,814		28,149					$95,511

					Software - 1.58%
Diversified Financial Services - 8.08%					Salesforce.com Inc (a)	259,800		37,926
American Express Co	611,700		34,237
Discover Financial Services	1,961,455		80,419
Visa Inc	570,732		79,195		Telecommunications - 3.51%
					AT&T Inc	2,091,100		72,331
			$193,851		Sprint Nextel Corp (a)	2,143,000		11,872
Food - 1.77%								$84,203

Whole Foods Market Inc	447,400		42,382		Transportation - 4.29%
					Canadian Pacific Railway Ltd	130,600		12,023
Internet - 6.54%					FedEx Corp	453,800		41,745
eBay Inc (a)	1,178,500		56,910		Union Pacific Corp	400,000		49,212
Facebook Inc (a)	370,800		7,830					$102,980
Google Inc (a)	99,649		67,738		TOTAL COMMON STOCKS			$2,369,321
LinkedIn Corp (a)	229,300		24,519			Maturity
			$156,997		REPURCHASE AGREEMENTS - 1.30%	Amount (000's)	Value	(000	's)

Lodging - 2.23%					Banks- 1.30%
Las Vegas Sands Corp	629,400		29,229		Investment in Joint Trading Account; Credit	$10,281		$10,281
MGM Resorts International (a)	2,366,100		24,395		Suisse Repurchase Agreement; 0.25%
			$53,624		dated 10/31/2012 maturing 11/01/2012
					(collateralized by US Government
Machinery - Construction & Mining - 1.05%					Securities; $10,486,231; 0.00%; dated
Caterpillar Inc	298,000		25,273		05/15/15 - 08/15/37)
					Investment in Joint Trading Account; Deutsche	4,798		4,798
Machinery - Diversified - 2.17%					Bank Repurchase Agreement; 0.32% dated
Cummins Inc	261,100		24,434		10/31/2012 maturing 11/01/2012
Deere & Co	323,884		27,672		(collateralized by US Government
			$52,106		Securities; $4,893,574; 0.28% - 2.50%;
					dated 11/04/13 - 10/17/19)

See accompanying notes

Schedule of Investments LargeCap Growth Fund October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value	(000	's)

Banks (continued)
Investment in Joint Trading Account; JP	$7,196		$7,196
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $7,340,362; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	8,822		8,821
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $8,997,885; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$31,096
TOTAL REPURCHASE AGREEMENTS			$31,096
Total Investments			$2,400,417
Liabilities in Excess of Other Assets, Net - (0.02)%			$(533)
TOTAL NET ASSETS - 100.00%			$2,399,884

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Consumer, Non-cyclical			22 .34%
Technology			18 .44%
Consumer, Cyclical			16 .12%
Financial			12 .64%
Communications			11 .88%
Industrial			9 .24%
Energy			4 .70%
Basic Materials			4 .66%
Liabilities in Excess of Other Assets, Net			(0.02)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2012

COMMON STOCKS - 95.84%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Advertising - 0.03%				Chemicals (continued)
Interpublic Group of Cos Inc/The	4,338	$44		Monsanto Co	59,378	$5,111
Omnicom Group Inc	29,663	1,421		NewMarket Corp	1,549	420
		$1,465		PPG Industries Inc	17,208	2,015
				Praxair Inc	370,024	39,301
Aerospace & Defense - 1.26%				Rockwood Holdings Inc	3,663	168
Boeing Co/The	701,619	49,422		RPM International Inc	8,464	226
Lockheed Martin Corp	25,492	2,388		Sherwin-Williams Co/The	188,896	26,932
Rockwell Collins Inc	24,356	1,305		Sigma-Aldrich Corp	19,721	1,383
TransDigm Group Inc	8,577	1,142		Valspar Corp	15,636	876
Triumph Group Inc	3,009	197		Westlake Chemical Corp	758	58
United Technologies Corp	102,937	8,046		WR Grace & Co (a)	11,111	713
		$62,500				$95,425

Agriculture - 0.48%				Commercial Services - 3.74%
Altria Group Inc	181,605	5,775		Aaron's Inc	9,438	291
Lorillard Inc	12,776	1,482		Alliance Data Systems Corp (a)	8,455	1,210
Philip Morris International Inc	180,271	15,965		Apollo Group Inc (a)	15,643	314
Reynolds American Inc	18,041	751		Automatic Data Processing Inc	47,365	2,737
		$23,973		Equifax Inc	18,208	911
Airlines - 0.34%				FleetCor Technologies Inc (a)	8,627	409
Copa Holdings SA	4,715	438		Gartner Inc (a)	15,664	727
Delta Air Lines Inc (a)	91,205	878		Genpact Ltd	2,205,851	38,845
Southwest Airlines Co	24,661	218		Global Payments Inc	12,982	555
United Continental Holdings Inc (a)	806,435	15,491		H&R Block Inc	28,022	496
		$17,025		ITT Educational Services Inc (a)	4,838	104
				Lender Processing Services Inc	14,825	357
Apparel - 1.99%				Mastercard Inc	284,779	131,263
Carter's Inc (a)	8,574	463		Moody's Corp	31,977	1,540
Coach Inc	1,313,161	73,603		Paychex Inc	34,137	1,107
Hanesbrands Inc (a)	16,376	548		Robert Half International Inc	23,318	627
Michael Kors Holdings Ltd (a)	196,000	10,719		Rollins Inc	10,543	239
Nike Inc	40,771	3,726		SEI Investments Co	23,848	522
Ralph Lauren Corp	52,398	8,053		Total System Services Inc	22,652	510
VF Corp	9,645	1,509		Verisk Analytics Inc (a)	21,293	1,086
		$98,621		Western Union Co/The	70,260	892
Automobile Parts & Equipment - 0.06%						$184,742
BorgWarner Inc (a)	18,682	1,230		Computers - 13.25%
Delphi Automotive PLC (a)	37,165	1,168		Accenture PLC - Class A	988,980	66,668
WABCO Holdings Inc (a)	9,755	571		Apple Inc	590,708	351,530
		$2,969		Cognizant Technology Solutions Corp (a)	1,224,016	81,581
				EMC Corp/MA (a)	1,581,890	38,630
Beverages - 0.79%				Fortinet Inc (a)	21,938	425
Brown-Forman Corp	21,309	1,365		IHS Inc (a)	125,403	10,582
Coca-Cola Co/The	446,790	16,612
Monster Beverage Corp (a)	235,200	10,506		International Business Machines Corp	126,378	24,584
PepsiCo Inc	154,007	10,663		Jack Henry & Associates Inc	14,220	540
				NCR Corp (a)	25,902	551
		$39,146		NetApp Inc (a)	1,777,152	47,805
Biotechnology - 2.80%				SanDisk Corp (a)	725,900	30,314
Alexion Pharmaceuticals Inc (a)	218,412	19,740		Teradata Corp (a)	18,558	1,268
Amgen Inc	87,360	7,561		Western Digital Corp	15,548	532
Biogen Idec Inc (a)	183,007	25,295				$655,010
Celgene Corp (a)	231,520	16,975
Gilead Sciences Inc (a)	846,416	56,846		Consumer Products - 0.07%
Illumina Inc (a)	20,419	970		Jarden Corp	3,231	161
Life Technologies Corp (a)	2,516	123		Kimberly-Clark Corp	34,417	2,872
Myriad Genetics Inc (a)	14,932	391		Tupperware Brands Corp	9,357	553
Regeneron Pharmaceuticals Inc (a)	62,405	8,880				$3,586
United Therapeutics Corp (a)	8,354	381		Cosmetics & Personal Care - 1.37%
Vertex Pharmaceuticals Inc (a)	23,895	1,153		Colgate-Palmolive Co	42,964	4,510
		$138,315		Estee Lauder Cos Inc/The	1,007,713	62,095
Chemicals - 1.93%				Procter & Gamble Co/The	19,484	1,349
Airgas Inc	11,526	1,025				$67,954
Albemarle Corp	8,915	491		Distribution & Wholesale - 2.02%
Celanese Corp	26,273	998		Fastenal Co	533,922	23,867
CF Industries Holdings Inc	2,376	488		Fossil Inc (a)	840,458	73,204
Eastman Chemical Co	21,024	1,245		Genuine Parts Co	25,411	1,590
Ecolab Inc	113,329	7,888		WW Grainger Inc	6,391	1,287
EI du Pont de Nemours & Co	104,310	4,644				$99,948
FMC Corp	23,036	1,233
LyondellBasell Industries NV	3,938	210

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)
Diversified Financial Services - 2.59%				Healthcare - Products (continued)
Affiliated Managers Group Inc (a)	6,434	$814		Becton Dickinson and Co	21,135		$1,600
American Express Co	70,082	3,922		Bruker BioSciences Corp (a)	14,346		173
BlackRock Inc	7,414	1,406		Covidien PLC	4,358		239
CBOE Holdings Inc	12,499	369		CR Bard Inc	13,685		1,316
Charles Schwab Corp/The	4,138,931	56,207		Edwards Lifesciences Corp (a)	325,022		28,222
Eaton Vance Corp	19,375	545		Henry Schein Inc (a)	8,330		615
Federated Investors Inc	12,852	299		IDEXX Laboratories Inc (a)	589,025		56,664
Franklin Resources Inc	280,668	35,869		Intuitive Surgical Inc (a)	127,908		69,355
IntercontinentalExchange Inc (a)	11,863	1,554		Medtronic Inc	11,213		466
T Rowe Price Group Inc	27,424	1,781		Patterson Cos Inc	14,089		471
TD Ameritrade Holding Corp	1,111,100	17,433		Sirona Dental Systems Inc (a)	1,823		104
Visa Inc	51,161	7,099		St Jude Medical Inc	40,035		1,532
Waddell & Reed Financial Inc	15,235	508		Stryker Corp	255,712		13,450
		$127,806		Techne Corp	6,172		416
				Thoratec Corp (a)	9,510		340
Electric - 0.01%				Zimmer Holdings Inc	3,119		200
ITC Holdings Corp	8,483	675					$178,645

				Healthcare - Services - 2.80%
Electrical Components & Equipment - 0.11%				Covance Inc (a)	903,670		44,018
AMETEK Inc	39,318	1,398		DaVita Inc (a)	530,722		59,716
Emerson Electric Co	67,821	3,284

Hubbell Inc	7,990	669		Laboratory HCA Holdings Corp Inc of America Holdings (a)	15,778 18,947		1,337 538
		$5,351		Quest Diagnostics Inc	3,100		179
Electronics - 2.14%				UnitedHealth Group Inc	581,200		32,547
Agilent Technologies Inc	38,366	1,381		WellPoint Inc	3,633		223
Amphenol Corp	1,030,138	61,942					$138,558
FLIR Systems Inc	22,137	430
Honeywell International Inc	87,999	5,389		Home Builders - 0.24%
Jabil Circuit Inc	6,006	104		DR Horton Inc	561,100		11,761
Mettler-Toledo International Inc (a)	5,126	868
National Instruments Corp	1,457,063	34,328		Home Furnishings - 0.01%
Waters Corp (a)	14,931	1,222		Tempur-Pedic International Inc (a)	11,007		291
		$105,664

Engineering & Construction - 1.43%				Housewares - 0.01%
Chicago Bridge & Iron Co NV ADR	10,541	396		Toro Co	10,654		450
Fluor Corp	1,258,330	70,278
		$70,674		Insurance - 0.09%
Entertainment - 0.02%				Allied World Assurance Co Holdings AG	3,285		264
Bally Technologies Inc (a)	7,090	354		Aon PLC	4,525		244
Dolby Laboratories Inc (a)	5,212	165		Arch Capital Group Ltd (a)	2,687		119
International Game Technology	24,082	309		Arthur J Gallagher & Co	19,908		705
		$828		Brown & Brown Inc	1,675		43
				Marsh & McLennan Cos Inc	47,092		1,602
Environmental Control - 1.57%				Travelers Cos Inc/The	18,362		1,303
Clean Harbors Inc (a)	7,972	465		Validus Holdings Ltd	2,674		96
Stericycle Inc (a)	812,979	77,038					$4,376
		$77,503
				Internet - 9.66%
Food - 0.46%				Amazon.com Inc (a)	352,602		82,093
Campbell Soup Co	22,390	790		AOL Inc (a)	3,606		124
General Mills Inc	59,845	2,399		Baidu Inc ADR(a)	264,334		28,183
Hershey Co/The	14,644	1,008		eBay Inc (a)	752,059		36,317
HJ Heinz Co	19,623	1,128		Expedia Inc	9,201		544
Ingredion Inc	2,662	164		F5 Networks Inc (a)	12,943		1,068
Kellogg Co	22,277	1,165		Facebook Inc (a)	347,938		7,346
Kraft Foods Group Inc (a)	5,092	232		Google Inc (a)	303,090		206,032
Kroger Co/The	55,068	1,389		Groupon Inc (a)	1,311,720		5,404
McCormick & Co Inc/MD	21,942	1,352		Liberty Interactive Corp (a)	14,158		283
Mondelez International Inc	15,250	405		Liberty Ventures (a)	943		54
Safeway Inc	5,584	91		LinkedIn Corp (a)	84,500		9,036
Whole Foods Market Inc	131,854	12,490		Netflix Inc (a)	183,200		14,489
		$22,613		priceline.com Inc (a)	106,594		61,160
				Rackspace Hosting Inc (a)	156,600		9,974
Hand & Machine Tools - 0.01%				Symantec Corp (a)	7,646		139
Lincoln Electric Holdings Inc	13,647	592		TIBCO Software Inc (a)	548,800		13,835
Snap-on Inc	2,046	158		TripAdvisor Inc (a)	13,735		416
		$750		VeriSign Inc (a)	24,437		906
Healthcare - Products - 3.61%							$477,403
Baxter International Inc	55,603	3,482

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Leisure Products & Services - 0.88%					Oil & Gas - 3.17%
Carnival Corp	1,089,733		$41,279		Atwood Oceanics Inc (a)	3,162		$151
Harley-Davidson Inc	25,877		1,210		Canadian Natural Resources Ltd	1,506,466		45,495
Polaris Industries Inc	10,866		918		Cimarex Energy Co	379,095		21,677
			$43,407		Concho Resources Inc (a)	17,203		1,482
					EOG Resources Inc	224,440		26,145
Lodging - 1.41%					Helmerich & Payne Inc	3,926		188
Las Vegas Sands Corp	812,402		37,728		Noble Energy Inc	6,439		612
Marriott International Inc/DE	38,201		1,394		Pioneer Natural Resources Co	169,415		17,899
Starwood Hotels & Resorts Worldwide Inc	567,020		29,400		Range Resources Corp	463,223		30,276
Wyndham Worldwide Corp	24,505		1,235		Southwestern Energy Co (a)	367,500		12,752
			$69,757		Whiting Petroleum Corp (a)	2,959		124
Machinery - Construction & Mining - 0.13%								$156,801
Caterpillar Inc	73,697		6,250		Oil & Gas Services - 4.01%
					Cameron International Corp (a)	20,900		1,058
Machinery - Diversified - 1.55%					CARBO Ceramics Inc	3,225		239
Babcock & Wilcox Co/The	19,910		513		Core Laboratories NV	520,977		54,005
Cummins Inc	20,765		1,943		Dresser-Rand Group Inc (a)	12,516		645
Deere & Co	39,046		3,336		FMC Technologies Inc (a)	1,480,682		60,560
Flowserve Corp	7,694		1,043		Halliburton Co	32,533		1,051
Graco Inc	9,996		480		National Oilwell Varco Inc	16,327		1,203
IDEX Corp	2,888		123		Oceaneering International Inc	18,179		951
Nordson Corp	9,725		574		Oil States International Inc (a)	7,869		575
Rockwell Automation Inc	15,686		1,115		Schlumberger Ltd	1,120,100		77,880
Roper Industries Inc	613,435		66,969		SEACOR Holdings Inc (a)	1,678		147
Wabtec Corp/DE	7,852		643					$198,314

			$76,739		Packaging & Containers - 0.05%
Media - 0.62%					Ball Corp	25,546		1,094
AMC Networks Inc (a)	9,322		436		Owens-Illinois Inc (a)	21,630		422
CBS Corp	18,503		599		Packaging Corp of America	15,087		532
Comcast Corp - Class A	144,152		5,407		Silgan Holdings Inc	8,357		362
DIRECTV (a)	73,862		3,775					$2,410
Discovery Communications Inc - A Shares (a)	28,060		1,656
DISH Network Corp	26,796		955		Pharmaceuticals - 5.96%
					Abbott Laboratories	167,547		10,978
FactSet Research Systems Inc	7,328		664		Allergan Inc/United States	29,794		2,679
John Wiley & Sons Inc	3,603		156
Liberty Global Inc - A Shares (a)	25,823		1,550		AmerisourceBergen Corp	41,247		1,627
					Bristol-Myers Squibb Co	172,285		5,729
McGraw-Hill Cos Inc/The	30,782		1,702		Catamaran Corp (a)	335,638		15,828
News Corp - Class A	70,606		1,689		Eli Lilly & Co	41,095		1,999
Scripps Networks Interactive Inc	14,269		866		Endo Health Solutions Inc (a)	13,065		374
Sirius XM Radio Inc (a)	426,312		1,194
					Express Scripts Holding Co (a)	2,099,796		129,221
Time Warner Cable Inc	35,227		3,491
Viacom Inc	59,311		3,041		Johnson & Johnson	60,854		4,310
					McKesson Corp	418,019		39,005
Walt Disney Co/The	74,119		3,637		Mead Johnson Nutrition Co	930,501		57,375
			$30,818		Mylan Inc/PA (a)	61,720		1,564
Metal Fabrication & Hardware - 0.82%					Perrigo Co	9,198		1,058
Precision Castparts Corp	229,562		39,731		Salix Pharmaceuticals Ltd (a)	9,732		380
Timken Co	1,254		49		Valeant Pharmaceuticals International Inc (a)	377,800		21,130
Valmont Industries Inc	3,862		522		Warner Chilcott PLC	29,693		344
			$40,302		Watson Pharmaceuticals Inc (a)	14,310		1,230
								$294,831
Mining - 0.02%
Royal Gold Inc	9,724		856		Pipelines - 0.41%
					Kinder Morgan Inc/Delaware	54,525		1,892
					ONEOK Inc	33,882		1,603
Miscellaneous Manufacturing - 2.79%					Williams Cos Inc/The	475,496		16,638
3M Co	70,454		6,172					$20,133
Carlisle Cos Inc	888		49
Cooper Industries PLC	17,899		1,341		REITS - 0.37%
Danaher Corp	2,383,490		123,298		American Campus Communities Inc	1,211		55
Donaldson Co Inc	24,997		807		American Tower Corp	38,853		2,925
Illinois Tool Works Inc	44,120		2,706		Boston Properties Inc	4,130		439
Ingersoll-Rand PLC	26,672		1,254		Digital Realty Trust Inc	18,500		1,136
Pall Corp	19,163		1,207		Equity Lifestyle Properties Inc	6,045		407
Parker Hannifin Corp	11,420		898		Equity Residential	4,207		242
Textron Inc	2,929		74		Essex Property Trust Inc	5,911		887
			$137,806		Extra Space Storage Inc	11,579		399
					Federal Realty Investment Trust	8,427		909
Office & Business Equipment - 0.01%					HCP Inc	5,203		231
Pitney Bowes Inc	18,587		267		Home Properties Inc	4,239		258

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Semiconductors (continued)
Kilroy Realty Corp	863		$38		Skyworks Solutions Inc (a)	27,972		$655
Mid-America Apartment Communities Inc	6,847		443		Teradyne Inc (a)	3,697		54
Plum Creek Timber Co Inc	26,725		1,173		Texas Instruments Inc	101,468		2,850
Post Properties Inc	3,938		192		Xilinx Inc	43,051		1,410
Public Storage	15,528		2,153					$187,557
Rayonier Inc	16,257		797
Regency Centers Corp	9,593		461		Software - 5.66%
					Adobe Systems Inc (a)	46,338		1,576
Simon Property Group Inc	27,754		4,224		Akamai Technologies Inc (a)	372,497		14,151
Tanger Factory Outlet Centers	15,097		475		ANSYS Inc (a)	624,917		44,294
Taubman Centers Inc	3,239		254		BMC Software Inc (a)	27,062		1,101
			$18,098		CA Inc	3,583		81
Retail - 5.10%					Cerner Corp (a)	15,987		1,218
Advance Auto Parts Inc	12,343		876		Citrix Systems Inc (a)	645,544		39,901
American Eagle Outfitters Inc	24,807		518		Dun & Bradstreet Corp/The	4,928		399
Ascena Retail Group Inc (a)	21,776		431		Fiserv Inc (a)	18,400		1,379
AutoZone Inc (a)	4,188		1,570		Informatica Corp (a)	290,610		7,887
Bed Bath & Beyond Inc (a)	25,586		1,476		Intuit Inc	33,187		1,972
Big Lots Inc (a)	11,732		342		Microsoft Corp	872,482		24,896
Brinker International Inc	12,288		378		Nuance Communications Inc (a)	638,180		14,206
Chico's FAS Inc	20,146		375		Oracle Corp	442,991		13,755
Chipotle Mexican Grill Inc (a)	72,435		18,437		Red Hat Inc (a)	433,831		21,331
Copart Inc (a)	18,056		520		Salesforce.com Inc (a)	615,880		89,906
Costco Wholesale Corp	599,190		58,978		SolarWinds Inc (a)	10,038		508
CVS Caremark Corp	29,549		1,371		VMware Inc (a)	14,835		1,258
Dick's Sporting Goods Inc	15,583		779					$279,819
Dollar General Corp (a)	30,123		1,465
Dollar Tree Inc (a)	38,365		1,530		Telecommunications - 2.28%
					Crown Castle International Corp (a)	805,956		53,797
DSW Inc	5,041		315
Foot Locker Inc	5,543		186		Harris Corp	5,950		272
					Juniper Networks Inc (a)	2,498,795		41,405
Gap Inc/The	34,297		1,225
GNC Holdings Inc	11,242		435		Motorola Solutions Inc	28,673		1,482
					NeuStar Inc (a)	11,689		428
Home Depot Inc/The	300,753		18,460		tw telecom inc (a)	24,901		634
Kohl's Corp	2,974		158
Lowe's Cos Inc	303,770		9,836		Verizon Communications Inc	315,602		14,089
Ltd Brands Inc	23,543		1,127		Windstream Corp	56,987		544
Macy's Inc	9,885		376					$112,651
McDonald's Corp	99,490		8,636		Textiles - 0.01%
MSC Industrial Direct Co Inc	7,529		562		Cintas Corp	8,746		366
Nordstrom Inc	25,646		1,456
Nu Skin Enterprises Inc	8,750		414
O'Reilly Automotive Inc (a)	19,384		1,661		Toys, Games & Hobbies - 0.04%
Panera Bread Co (a)	4,762		803		Hasbro Inc	17,479		629
PetSmart Inc	18,203		1,208		Mattel Inc	42,975		1,581
PVH Corp	10,908		1,200					$2,210
Ross Stores Inc	24,704		1,506		Transportation - 1.87%
Sally Beauty Holdings Inc (a)	23,665		570
					Con-way Inc	5,126		149
Starbucks Corp	1,758,679		80,724		CSX Corp	69,271		1,418
Target Corp	6,534		417		Landstar System Inc	7,704		390
TJX Cos Inc	83,521		3,477		Union Pacific Corp	422,544		51,985
Tractor Supply Co	119,670		11,516		United Parcel Service Inc	528,360		38,703
Ulta Salon Cosmetics & Fragrance Inc	10,404		959					$92,645
Wal-Mart Stores Inc	153,372		11,506		TOTAL COMMON STOCKS			$4,738,033
Williams-Sonoma Inc	8,852		409
World Fuel Services Corp	4,074		141			Maturity
Yum! Brands Inc	51,914		3,640		REPURCHASE AGREEMENTS - 4.02%	Amount (000's)	Value	(000	's)
			$251,969		Banks- 4.02%
					Investment in Joint Trading Account; Credit	$65,657		$65,657
Semiconductors - 3.79%					Suisse Repurchase Agreement; 0.25%
Advanced Micro Devices Inc (a)	110,809		227
					dated 10/31/2012 maturing 11/01/2012
Altera Corp	41,479		1,264		(collateralized by US Government
Analog Devices Inc	4,494		176		Securities; $66,970,029; 0.00%; dated
Atmel Corp (a)	2,387,000		11,135		05/15/15 - 08/15/37)

Avago Technologies Ltd	37,413		1,236		Investment in Joint Trading Account; Deutsche	30,640		30,640
Broadcom Corp	944,563		29,787		Bank Repurchase Agreement; 0.32% dated
Intel Corp	493,212		10,666		10/31/2012 maturing 11/01/2012
Linear Technology Corp	38,708		1,210		(collateralized by US Government
LSI Corp (a)	92,798		636		Securities; $31,252,681; 0.28% - 2.50%;
					dated 11/04/13 - 10/17/19)
Maxim Integrated Products Inc	23,831		656
Qualcomm Inc	2,139,649		125,330
Silicon Laboratories Inc (a)	6,566		265

See accompanying notes

Schedule of Investments LargeCap Growth Fund I October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value(000	's)

Banks (continued)
Investment in Joint Trading Account; JP	$45,960	$45,960
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $46,879,020; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	56,338	56,338
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $57,464,750; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$198,595
TOTAL REPURCHASE AGREEMENTS		$198,595
Total Investments		$4,936,628
Other Assets in Excess of Liabilities, Net - 0.14%		$7,088
TOTAL NET ASSETS - 100.00%		$4,943,716

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Technology		22 .71%
Consumer, Non-cyclical		22 .08%
Industrial		13 .73%
Communications		12 .59%
Consumer, Cyclical		12.13%
Energy		7 .59%
Financial		7 .07%
Basic Materials		1 .95%
Utilities		0 .01%
Other Assets in Excess of Liabilities, Net		0 .14%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts		Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	2,955		$213,350	$207,855	$(5,495)
Total						$(5,495)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2012

COMMON STOCKS - 96.88%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.28%					Chemicals (continued)
Interpublic Group of Cos Inc/The	1,819		$18		Celanese Corp	10,131		$385
Omnicom Group Inc	69,872		3,348		CF Industries Holdings Inc	917		188
			$3,366		Eastman Chemical Co	8,107		480
					Ecolab Inc	9,846		685
Aerospace & Defense - 1.64%					EI du Pont de Nemours & Co	40,815		1,817
Boeing Co/The	85,869		6,048		FMC Corp	8,883		475
Lockheed Martin Corp	9,824		920		LyondellBasell Industries NV	1,518		81
Rockwell Collins Inc	9,392		503		Monsanto Co	249,038		21,435
TransDigm Group Inc	3,308		441		NewMarket Corp	598		162
Triumph Group Inc	1,162		76		PPG Industries Inc	6,634		777
United Technologies Corp	145,401		11,365		Praxair Inc	12,753		1,355
			$19,353		Rockwood Holdings Inc	47,812		2,195
Agriculture - 2.81%					RPM International Inc	3,264		87
Altria Group Inc	70,036		2,227		Sherwin-Williams Co/The	3,744		534
Lorillard Inc	4,927		572		Sigma-Aldrich Corp	7,606		533
Philip Morris International Inc	339,190		30,038		Valspar Corp	6,030		338
Reynolds American Inc	6,957		290		Westlake Chemical Corp	317		24
					WR Grace & Co (a)	4,285		275
			$33,127
								$35,793
Airlines - 0.08%
Copa Holdings SA	1,817		168		Commercial Services - 1.85%
Delta Air Lines Inc (a)	35,169		339		Aaron's Inc	3,650		113
Southwest Airlines Co	9,510		84		Alliance Data Systems Corp (a)	3,260		466
United Continental Holdings Inc (a)	21,185		407		Apollo Group Inc (a)	6,033		121
			$998		Automatic Data Processing Inc	108,466		6,269
					Equifax Inc	7,021		351
Apparel - 0.60%					FleetCor Technologies Inc (a)	3,331		158
Carter's Inc (a)	3,310		179		Gartner Inc (a)	6,040		280
Coach Inc	12,285		688		Genpact Ltd	6,394		113
Hanesbrands Inc (a)	6,315		211		Global Payments Inc	5,006		214
Nike Inc	53,331		4,874		H&R Block Inc	10,807		191
Ralph Lauren Corp	3,878		596		ITT Educational Services Inc (a)	1,641		35
VF Corp	3,723		583		Lender Processing Services Inc	5,724		138
			$7,131		Mastercard Inc	23,586		10,872
Automobile Parts & Equipment - 0.25%					Moody's Corp	12,332		594
Autoliv Inc	31,391		1,808		Paychex Inc	13,155		427
BorgWarner Inc (a)	7,205		474		Robert Half International Inc	8,993		242
Delphi Automotive PLC (a)	14,333		451		Rollins Inc	4,066		92
WABCO Holdings Inc (a)	3,763		220		SEI Investments Co	9,208		201
					Total System Services Inc	8,736		196
			$2,953		Verisk Analytics Inc (a)	8,210		419
Banks - 1.25%					Western Union Co/The	27,095		344
SunTrust Banks Inc	145,415		3,955					$21,836
Wells Fargo & Co	319,674		10,770
			$14,725		Computers - 11.54%
					Accenture PLC - Class A	95,121		6,412
Beverages - 5.13%					Apple Inc	133,237		79,289
Beam Inc	49,590		2,755		Cadence Design Systems Inc (a)	242,499		3,070
Brown-Forman Corp	33,138		2,123		Cognizant Technology Solutions Corp (a)	11,450		763
Coca-Cola Co/The	888,677		33,040		EMC Corp/MA (a)	581,051		14,189
Monster Beverage Corp (a)	44,832		2,003		Fortinet Inc (a)	8,459		164
PepsiCo Inc	297,431		20,595		IHS Inc (a)	3,163		267
			$60,516		International Business Machines Corp	122,696		23,868
					Jack Henry & Associates Inc	5,483		208
Biotechnology - 1.93%					NCR Corp (a)	9,989		213
Alexion Pharmaceuticals Inc (a)	29,912		2,704		NetApp Inc (a)	158,338		4,260
Amgen Inc	69,079		5,978		Riverbed Technology Inc (a)	155,742		2,877
Biogen Idec Inc (a)	10,189		1,408		Teradata Corp (a)	7,164		489
Celgene Corp (a)	19,226		1,410
Gilead Sciences Inc (a)	143,811		9,658		Western Digital Corp	5,996		205
Illumina Inc (a)	7,874		374					$136,274
Life Technologies Corp (a)	974		48		Consumer Products - 0.20%
Myriad Genetics Inc (a)	5,772		151		Church & Dwight Co Inc	19,182		974
Regeneron Pharmaceuticals Inc (a)	2,932		417		Jarden Corp	1,247		62
United Therapeutics Corp (a)	3,222		147		Kimberly-Clark Corp	13,273		1,107
Vertex Pharmaceuticals Inc (a)	9,215		445		Tupperware Brands Corp	3,617		214
			$22,740					$2,357

Chemicals - 3.03%					Cosmetics & Personal Care - 2.22%
Agrium Inc	32,044		3,382		Colgate-Palmolive Co	141,132		14,813
Airgas Inc	4,445		395		Estee Lauder Cos Inc/The	76,169		4,693
Albemarle Corp	3,442		190

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Cosmetics & Personal Care (continued)					Food (continued)
Procter & Gamble Co/The	96,022		$6,649		McCormick & Co Inc/MD	8,462		$521
			$26,155		Mondelez International Inc	384,281		10,199
					Safeway Inc	2,153		35
Distribution & Wholesale - 0.36%					Unilever NV - NY shares	160,200		5,878
Fastenal Co	11,128		498		Whole Foods Market Inc	43,157		4,088
Fossil Inc (a)	3,482		303
Genuine Parts Co	9,800		613					$35,994
LKQ Corp (a)	110,864		2,316		Hand & Machine Tools - 0.02%
WW Grainger Inc	2,468		497		Lincoln Electric Holdings Inc	5,263		228
			$4,227		Snap-on Inc	791		61
								$289
Diversified Financial Services - 1.36%
Affiliated Managers Group Inc (a)	2,481		314		Healthcare - Products - 1.86%
American Express Co	27,052		1,514		Baxter International Inc	21,820		1,367
BlackRock Inc	2,862		543		Becton Dickinson and Co	8,150		617
CBOE Holdings Inc	4,820		142		Bruker BioSciences Corp (a)	5,539		67
Eaton Vance Corp	7,471		210		Cooper Cos Inc/The	16,124		1,548
Federated Investors Inc	4,956		115		Covidien PLC	29,954		1,645
Franklin Resources Inc	2,032		260		CR Bard Inc	5,278		508
IntercontinentalExchange Inc (a)	4,575		599		DENTSPLY International Inc	39,640		1,460
T Rowe Price Group Inc	10,587		688		Edwards Lifesciences Corp (a)	32,219		2,798
Visa Inc	82,428		11,437		Henry Schein Inc (a)	3,213		237
Waddell & Reed Financial Inc	5,871		196		IDEXX Laboratories Inc (a)	8,787		845
			$16,018		Intuitive Surgical Inc (a)	1,508		818
					Medtronic Inc	3,976		165
Electric - 0.19%					Patterson Cos Inc	5,434		182
DTE Energy Co	31,499		1,956		ResMed Inc	52,352		2,091
ITC Holdings Corp	3,275		261		Sirona Dental Systems Inc (a)	704		40
			$2,217		St Jude Medical Inc	15,439		591
Electrical Components & Equipment - 0.18%					Stryker Corp	126,275		6,642
AMETEK Inc	15,163		539		Techne Corp	2,380		160
Emerson Electric Co	26,155		1,267		Thoratec Corp (a)	3,671		131
Hubbell Inc	3,178		266		Zimmer Holdings Inc	1,205		77
			$2,072					$21,989

Electronics - 1.76%					Healthcare - Services - 0.31%
Agilent Technologies Inc	34,468		1,240		DaVita Inc (a)	24,244		2,728
Amphenol Corp	8,243		496		HCA Holdings Inc	7,314		208
FLIR Systems Inc	8,545		166		Laboratory Corp of America Holdings (a)	6,084		515
Honeywell International Inc	193,644		11,858		Quest Diagnostics Inc	1,195		69
Jabil Circuit Inc	2,319		40		WellPoint Inc	1,403		86
Mettler-Toledo International Inc (a)	1,977		335					$3,606
Trimble Navigation Ltd (a)	44,617		2,105
					Home Builders - 0.34%
Tyco International Ltd	111,485		2,996		Pulte Group Inc (a)	230,531		3,997
Waters Corp (a)	18,243		1,493
			$20,729
					Home Furnishings - 0.01%
Engineering & Construction - 0.05%					Tempur-Pedic International Inc (a)	4,256		113
Chicago Bridge & Iron Co NV ADR	4,062		153
Fluor Corp	8,168		456
			$609		Housewares - 0.01%
					Toro Co	4,114		174
Entertainment - 0.03%
Bally Technologies Inc (a)	2,738		137
Dolby Laboratories Inc (a)	2,013		64		Insurance - 0.47%
International Game Technology	9,288		119		Allied World Assurance Co Holdings AG	1,268		102
			$320		Aon PLC	1,745		94
					Arch Capital Group Ltd (a)	1,037		46
Environmental Control - 0.06%					Arthur J Gallagher & Co	7,677		272
Clean Harbors Inc (a)	3,074		180		Brown & Brown Inc	701		18
Stericycle Inc (a)	5,500		521		Marsh & McLennan Cos Inc	18,179		619
			$701		Travelers Cos Inc/The	61,344		4,351
Food - 3.05%					Validus Holdings Ltd	1,033		37
Annie'sInc (a)	20,312		802					$5,539
Campbell Soup Co	8,635		305		Internet - 5.28%
General Mills Inc	23,076		925		Amazon.com Inc (a)	60,401		14,062
Hershey Co/The	47,800		3,292		AOL Inc (a)	1,390		48
HJ Heinz Co	7,568		435		eBay Inc (a)	354,215		17,105
Ingredion Inc	1,026		63		Expedia Inc	3,559		211
Kellogg Co	8,586		449		F5 Networks Inc (a)	4,991		412
Kraft Foods Group Inc (a)	186,159		8,466		Google Inc (a)	39,812		27,063
Kroger Co/The	21,237		536		Liberty Interactive Corp (a)	5,465		109

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Miscellaneous Manufacturing (continued)
Liberty Ventures (a)	365		$21		Danaher Corp	116,985		$6,052
priceline.com Inc (a)	2,164		1,242		Donaldson Co Inc	9,639		311
Splunk Inc (a)	53,880		1,511		General Electric Co	555,100		11,690
Symantec Corp (a)	2,811		51		Hexcel Corp (a)	74,501		1,904
TripAdvisor Inc (a)	5,296		160		Illinois Tool Works Inc	101,501		6,225
VeriSign Inc (a)	9,423		349		Ingersoll-Rand PLC	10,297		484
			$62,344		Pall Corp	7,390		465
					Parker Hannifin Corp	4,403		346
Iron & Steel - 0.18%					Textron Inc	137,051		3,456
Nucor Corp	52,211		2,095					$33,851

					Office & Business Equipment - 0.01%
Leisure Products & Services - 0.41%					Pitney Bowes Inc	7,175		103
Harley-Davidson Inc	94,839		4,435
Polaris Industries Inc	4,190		354
			$4,789		Oil & Gas - 2.18%
					Atwood Oceanics Inc (a)	1,219		58
Lodging - 0.71%					Concho Resources Inc (a)	6,634		571
Las Vegas Sands Corp	69,737		3,239		EOG Resources Inc	62,769		7,312
Marriott International Inc/DE	114,468		4,176		Helmerich & Payne Inc	1,516		73
Starwood Hotels & Resorts Worldwide Inc	8,397		435		Noble Energy Inc	56,617		5,379
Wyndham Worldwide Corp	9,449		476		Occidental Petroleum Corp	146,302		11,552
			$8,326		Pioneer Natural Resources Co	3,901		412
Machinery - Construction & Mining - 0.20%					Range Resources Corp	5,901		386
Caterpillar Inc	28,421		2,410		Whiting Petroleum Corp (a)	1,143		48
								$25,791

Machinery - Diversified - 0.60%					Oil & Gas Services - 3.15%
Babcock & Wilcox Co/The	7,686		198		Cameron International Corp (a)	148,676		7,528
Cummins Inc	8,033		752		CARBO Ceramics Inc	1,243		92
Deere & Co	49,088		4,195		Core Laboratories NV	18,097		1,876
Flowserve Corp	2,968		402		Dresser-Rand Group Inc (a)	4,826		249
Graco Inc	3,855		185		FMC Technologies Inc (a)	8,991		368
IDEX Corp	1,116		47		Halliburton Co	12,494		403
Nordson Corp	3,751		221		National Oilwell Varco Inc	6,296		464
Rockwell Automation Inc	6,049		430		Oceaneering International Inc	90,432		4,732
Roper Industries Inc	4,165		455		Oil States International Inc (a)	3,033		222
Wabtec Corp/DE	3,028		248		Schlumberger Ltd	304,524		21,174
			$7,133		SEACOR Holdings Inc (a)	648		57
								$37,165
Media - 2.83%
AMC Networks Inc (a)	3,599		168		Packaging & Containers - 0.08%
CBS Corp	99,330		3,218		Ball Corp	10,142		434
Comcast Corp - Class A	306,258		11,488		Owens-Illinois Inc (a)	8,350		163
DIRECTV (a)	28,481		1,456		Packaging Corp of America	5,818		205
Discovery Communications Inc - A Shares (a)	10,832		639		Silgan Holdings Inc	3,226		140
DISH Network Corp	10,333		368					$942
FactSet Research Systems Inc	2,827		256
John Wiley & Sons Inc	1,391		60		Pharmaceuticals - 8.48%
Liberty Global Inc - A Shares (a)	9,971		599		Abbott Laboratories	400,607		26,248
McGraw-Hill Cos Inc/The	11,883		657		Allergan Inc/United States	191,563		17,225
News Corp - Class A	27,229		651		AmerisourceBergen Corp	306,871		12,102
					Bristol-Myers Squibb Co	188,992		6,284
Scripps Networks Interactive Inc	64,931		3,943		Catamaran Corp (a)	7,772		367
Sirius XM Radio Inc (a)	164,409		461
					Eli Lilly & Co	47,914		2,330
Time Warner Cable Inc	13,584		1,346		Endo Health Solutions Inc (a)	5,044		145
Viacom Inc	131,586		6,746		Express Scripts Holding Co (a)	266,290		16,388
Walt Disney Co/The	28,580		1,403		Johnson & Johnson	167,336		11,851
			$33,459		McKesson Corp	10,013		934
Metal Fabrication & Hardware - 0.47%					Mead Johnson Nutrition Co	72,240		4,455
Precision Castparts Corp	30,843		5,338		Mylan Inc/PA (a)	23,802		603
Timken Co	527		21		Perrigo Co	3,547		408
Valmont Industries Inc	1,489		201		Salix Pharmaceuticals Ltd (a)	3,753		146
			$5,560		Warner Chilcott PLC	11,462		133
					Watson Pharmaceuticals Inc (a)	5,517		474
Mining - 0.03%								$100,093
Royal Gold Inc	3,750		330
					Pipelines - 0.18%
					Kinder Morgan Inc/Delaware	21,027		730
Miscellaneous Manufacturing - 2.87%					ONEOK Inc	13,067		618
3M Co	27,170		2,380		Williams Cos Inc/The	23,639		827
Carlisle Cos Inc	372		21					$2,175
Cooper Industries PLC	6,903		517

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Real Estate - 0.19%					Retail (continued)
CBRE Group Inc (a)	123,474		$2,225		Yum! Brands Inc	20,018		$1,403
								$117,217

REITS - 1.33%					Semiconductors - 4.09%
American Campus Communities Inc	52,442		2,376		Advanced Micro Devices Inc (a)	42,702		88
American Tower Corp	14,984		1,128		Altera Corp	15,994		487
Boston Properties Inc	1,593		170		Analog Devices Inc	1,735		68
Digital Realty Trust Inc	7,134		438		Avago Technologies Ltd	14,429		477
Equity Lifestyle Properties Inc	2,334		157		Broadcom Corp	164,801		5,197
Equity Residential	1,624		93		Intel Corp	391,323		8,462
Essex Property Trust Inc	2,280		342		Linear Technology Corp	128,047		4,003
Extra Space Storage Inc	4,469		154		LSI Corp (a)	35,788		245
Federal Realty Investment Trust	3,250		351		Maxim Integrated Products Inc	9,455		260
HCP Inc	2,009		89		Qualcomm Inc	364,758		21,366
Home Properties Inc	1,634		99		Silicon Laboratories Inc (a)	2,532		102
Kilroy Realty Corp	361		16		Skyworks Solutions Inc (a)	10,787		252
Mid-America Apartment Communities Inc	2,644		171		Teradyne Inc (a)	33,982		497
Plum Creek Timber Co Inc	10,306		453		Texas Instruments Inc	39,132		1,099
Post Properties Inc	1,521		74		Xilinx Inc	173,741		5,692
Public Storage	5,995		831					$48,295
Rayonier Inc	6,269		307		Software - 5.19%
Regency Centers Corp	3,704		178		Adobe Systems Inc (a)	17,870		608
Simon Property Group Inc	52,853		8,045		Akamai Technologies Inc (a)	10,704		407
Tanger Factory Outlet Centers	5,823		183		ANSYS Inc (a)	5,857		415
Taubman Centers Inc	1,250		98		BMC Software Inc (a)	10,436		425
			$15,753
					CA Inc	1,383		31
Retail - 9.93%					Cerner Corp (a)	6,161		469
Advance Auto Parts Inc	4,760		338		Citrix Systems Inc (a)	8,223		508
American Eagle Outfitters Inc	9,567		200		CommVault Systems Inc (a)	24,656		1,540
Ascena Retail Group Inc (a)	8,406		166		Dun & Bradstreet Corp/The	1,901		154
AutoZone Inc (a)	1,617		606		Fiserv Inc (a)	7,096		532
Bed Bath & Beyond Inc (a)	103,577		5,975		Intuit Inc	12,789		760
Big Lots Inc (a)	4,529		132		Microsoft Corp	881,039		25,140
Brinker International Inc	4,739		146		Oracle Corp	857,282		26,619
Chico's FAS Inc	7,777		145		Red Hat Inc (a)	8,004		394
Chipotle Mexican Grill Inc (a)	2,022		515		Salesforce.com Inc (a)	5,216		761
Copart Inc (a)	6,410		184		ServiceNow Inc (a)	34,098		1,045
Costco Wholesale Corp	176,670		17,389		SolarWinds Inc (a)	3,871		196
CVS Caremark Corp	63,029		2,924		VMware Inc (a)	5,721		485
Dick's Sporting Goods Inc	6,009		300		Workday Inc (a)	16,527		802
Dollar General Corp (a)	91,331		4,441					$61,291
Dollar Tree Inc (a)	14,795		590
DSW Inc	1,944		122		Telecommunications - 2.90%
Foot Locker Inc	2,140		72		Cisco Systems Inc	156,878		2,689
					Crown Castle International Corp (a)	102,491		6,842
Gap Inc/The	13,227		472
GNC Holdings Inc	98,147		3,796		Harris Corp	2,293		105
					Juniper Networks Inc (a)	286,600		4,749
Home Depot Inc/The	146,432		8,988
Kohl's Corp	1,149		61		Motorola Solutions Inc	11,058		571
					NeuStar Inc (a)	4,522		165
Lowe's Cos Inc	198,604		6,431		Palo Alto Networks Inc (a)	28,175		1,549
Ltd Brands Inc	9,074		435		SBA Communications Corp (a)	81,462		5,428
Macy's Inc	110,029		4,189		tw telecom inc (a)	9,603		245
McDonald's Corp	140,735		12,216
MSC Industrial Direct Co Inc	2,903		217		Verizon Communications Inc	262,799		11,731
Nordstrom Inc	9,891		561		Windstream Corp	21,977		210
Nu Skin Enterprises Inc	3,375		160					$34,284
O'Reilly Automotive Inc (a)	7,475		640
Panera Bread Co (a)	1,836		310		Textiles - 0.28%
					Cintas Corp	3,377		141
PetSmart Inc	7,019		466		Mohawk Industries Inc (a)	37,695		3,147
PVH Corp	4,206		463					$3,288
Ross Stores Inc	9,550		582
Sally Beauty Holdings Inc (a)	9,127		220		Toys, Games & Hobbies - 0.07%
Starbucks Corp	280,830		12,890		Hasbro Inc	6,740		242
Target Corp	2,518		160		Mattel Inc	16,574		610
TJX Cos Inc	121,056		5,039					$852
Tractor Supply Co	20,163		1,940
Ulta Salon Cosmetics & Fragrance Inc	4,012		370		Transportation - 2.37%
Urban Outfitters Inc (a)	94,999		3,397		Con-way Inc	1,977		57
Wal-Mart Stores Inc	231,312		17,353		CSX Corp	26,715		547
Williams-Sonoma Inc	3,424		158		Landstar System Inc	2,975		151
World Fuel Services Corp	1,573		55		Union Pacific Corp	97,372		11,979

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Transportation (continued)
United Parcel Service Inc	207,927		$15,231
			$27,965
TOTAL COMMON STOCKS			$1,143,654
	Maturity
REPURCHASE AGREEMENTS - 3.13%	Amount (000's)		Value(000	's)

Banks- 3.13%
Investment in Joint Trading Account; Credit	$12,226		$12,226
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $12,470,621; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	5,706		5,705
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $5,819,622; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	8,558		8,558
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $8,729,433; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	10,491		10,492
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $10,700,623; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$36,981
TOTAL REPURCHASE AGREEMENTS			$36,981
Total Investments			$1,180,635
Liabilities in Excess of Other Assets, Net - (0.01)%			$(85)
TOTAL NET ASSETS - 100.00%			$1,180,550

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Consumer, Non-cyclical			27 .84%
Technology			20 .83%
Consumer, Cyclical			13 .08%
Communications			11 .29%
Industrial			10 .30%
Financial			7 .73%
Energy			5 .51%
Basic Materials			3 .24%
Utilities			0 .19%
Liabilities in Excess of Other Assets, Net			(0.01)%
TOTAL NET ASSETS			100.00%

Futures Contracts

							Unrealized
Type	Long/Short Contracts				Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long		554		$39,944	$38,968	$(976)
Total							$(976)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS - 97.31%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.13%					Beverages (continued)
Interpublic Group of Cos Inc/The	94,587		$955		Coca-Cola Enterprises Inc	59,902		$1,883
Omnicom Group Inc	57,475		2,754		Constellation Brands Inc (a)	31,851		1,126
			$3,709		Dr Pepper Snapple Group Inc	45,560		1,952
					Molson Coors Brewing Co	33,672		1,452
Aerospace & Defense - 1.63%					Monster Beverage Corp (a)	33,213		1,484
Boeing Co/The	146,408		10,313		PepsiCo Inc	336,751		23,317
General Dynamics Corp	71,755		4,885					$66,365
L-3 Communications Holdings Inc	20,893		1,542
Lockheed Martin Corp	58,264		5,458		Biotechnology - 1.60%
Northrop Grumman Corp	53,492		3,674		Alexion Pharmaceuticals Inc (a)	41,775		3,775
Raytheon Co	71,843		4,063		Amgen Inc	166,781		14,434
Rockwell Collins Inc	30,759		1,648		Biogen Idec Inc (a)	51,141		7,069
United Technologies Corp	181,511		14,187		Celgene Corp (a)	93,353		6,845
			$45,770		Gilead Sciences Inc (a)	163,708		10,995
					Life Technologies Corp (a)	37,931		1,855
Agriculture - 2.00%								$44,973
Altria Group Inc	439,870		13,988
Archer-Daniels-Midland Co	142,513		3,825		Building Materials - 0.04%
Lorillard Inc	28,263		3,279		Masco Corp	77,270		1,166
Philip Morris International Inc	364,761		32,303

Reynolds American Inc	70,965		2,955		Chemicals - 2.31%
			$56,350		Air Products & Chemicals Inc	45,810		3,552
Airlines - 0.05%					Airgas Inc	15,004		1,335
Southwest Airlines Co	160,788		1,418		CF Industries Holdings Inc	13,567		2,784
					Dow Chemical Co/The	259,250		7,596
					Eastman Chemical Co	33,089		1,960
Apparel - 0.56%					Ecolab Inc	56,965		3,965
Coach Inc	61,709		3,459		EI du Pont de Nemours & Co	201,317		8,963
Nike Inc	79,551		7,269		FMC Corp	29,713		1,590
Ralph Lauren Corp	13,215		2,031		International Flavors & Fragrances Inc	17,630		1,139
VF Corp	19,024		2,977		LyondellBasell Industries NV	73,402		3,919
			$15,736		Monsanto Co	115,321		9,926
Automobile Manufacturers - 0.45%					Mosaic Co/The	59,842		3,132
Ford Motor Co	825,281		9,210		PPG Industries Inc	33,039		3,868
PACCAR Inc	76,492		3,315		Praxair Inc	64,519		6,852
			$12,525		Sherwin-Williams Co/The	18,432		2,628
					Sigma-Aldrich Corp	26,131		1,833
Automobile Parts & Equipment - 0.21%								$65,042
BorgWarner Inc (a)	24,763		1,630
Goodyear Tire & Rubber Co/The (a)	52,955		604		Coal - 0.12%
Johnson Controls Inc	147,986		3,811		Consol Energy Inc	49,255		1,732
			$6,045		Peabody Energy Corp	58,063		1,620
								$3,352
Banks - 6.90%
Bank of America Corp	2,331,946		21,734		Commercial Services - 1.16%
Bank of New York Mellon Corp/The	255,612		6,316		ADT Corp/The (a)	49,754		2,065
BB&T Corp	151,279		4,380		Apollo Group Inc (a)	21,834		438
Capital One Financial Corp	125,718		7,564		Automatic Data Processing Inc	104,839		6,059
Citigroup Inc	634,539		23,725		Equifax Inc	25,937		1,298
Comerica Inc	41,869		1,248		H&R Block Inc	58,664		1,038
Fifth Third Bancorp	198,837		2,889		Iron Mountain Inc	32,683		1,131
First Horizon National Corp	53,839		501		Mastercard Inc	23,224		10,705
Goldman Sachs Group Inc/The	97,513		11,935		Moody's Corp	41,849		2,015
Huntington Bancshares Inc/OH	185,743		1,187		Paychex Inc	69,860		2,266
JP Morgan Chase & Co	821,985		34,260		Quanta Services Inc (a)	46,116		1,196
KeyCorp	204,149		1,719		Robert Half International Inc	30,684		825
M&T Bank Corp	26,042		2,711		RR Donnelley & Sons Co	39,014		391
Morgan Stanley	299,226		5,201		SAIC Inc	61,392		675
Northern Trust Corp	47,360		2,263		Total System Services Inc	34,998		787
PNC Financial Services Group Inc	114,554		6,666		Western Union Co/The	130,347		1,655
Regions Financial Corp	305,823		1,994					$32,544
State Street Corp	103,670		4,621		Computers - 7.49%
SunTrust Banks Inc	116,519		3,169		Accenture PLC - Class A	137,360		9,259
US Bancorp	410,110		13,620		Apple Inc	202,838		120,709
Wells Fargo & Co	1,062,966		35,811		Cognizant Technology Solutions Corp (a)	64,604		4,306
Zions Bancorporation	39,846		855		Computer Sciences Corp	33,611		1,023
			$194,369		Dell Inc	315,284		2,910
Beverages - 2.36%					EMC Corp/MA (a)	454,127		11,090
Beam Inc	34,268		1,904		Hewlett-Packard Co	425,443		5,892
Brown-Forman Corp	32,770		2,099		International Business Machines Corp	232,440		45,217
Coca-Cola Co/The	837,759		31,148		NetApp Inc (a)	78,615		2,115

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
SanDisk Corp (a)	52,266		$2,183		Xcel Energy Inc	105,498		$2,980
Seagate Technology PLC	76,506		2,090					$89,105
Teradata Corp (a)	36,482		2,492
Western Digital Corp	48,153		1,648		Electrical Components & Equipment - 0.30%
			$210,934		Emerson Electric Co	157,380		7,622
					Molex Inc	29,794		774
Consumer Products - 0.35%								$8,396
Avery Dennison Corp	21,955		711
Clorox Co/The	28,046		2,028		Electronics - 1.04%
Kimberly-Clark Corp	85,448		7,130		Agilent Technologies Inc	75,397		2,713
			$9,869		Amphenol Corp	34,835		2,095
					FLIR Systems Inc	32,685		635
Cosmetics & Personal Care - 1.99%					Honeywell International Inc	168,902		10,344
Avon Products Inc	93,492		1,448		Jabil Circuit Inc	40,461		702
Colgate-Palmolive Co	96,446		10,123		PerkinElmer Inc	24,683		763
Estee Lauder Cos Inc/The	51,946		3,201		TE Connectivity Ltd	92,571		2,979
Procter & Gamble Co/The	595,978		41,266		Thermo Fisher Scientific Inc	79,099		4,830
			$56,038		Tyco International Ltd	99,509		2,674
					Waters Corp (a)	18,972		1,552
Distribution & Wholesale - 0.30%								$29,287
Fastenal Co	58,315		2,607
Fossil Inc (a)	11,849		1,032		Engineering & Construction - 0.11%
Genuine Parts Co	33,561		2,100		Engility Holdings Inc (a)	1		—
WW Grainger Inc	12,969		2,612		Fluor Corp	36,129		2,018
			$8,351		Jacobs Engineering Group Inc (a)	28,074		1,083

Diversified Financial Services - 2.28%								$3,101
American Express Co	213,413		11,945		Entertainment - 0.03%
Ameriprise Financial Inc	45,598		2,662		International Game Technology	57,796		742
BlackRock Inc	27,685		5,251
Charles Schwab Corp/The	237,097		3,220
CME Group Inc/IL	66,194		3,702		Environmental Control - 0.24%
					Republic Services Inc	64,813		1,838
Discover Financial Services	111,418		4,568		Stericycle Inc (a)	18,534		1,756
E*Trade Financial Corp (a)	55,562		465
Federated Investors Inc	20,277		471		Waste Management Inc	94,288		3,087
Franklin Resources Inc	29,902		3,821					$6,681
IntercontinentalExchange Inc (a)	15,744		2,062		Food - 1.85%
Invesco Ltd	96,339		2,343		Campbell Soup Co	38,975		1,375
Legg Mason Inc	26,009		663		ConAgra Foods Inc	87,867		2,446
NASDAQ OMX Group Inc/The	25,640		610		Dean Foods Co (a)	39,996		674
NYSE Euronext	53,230		1,318		General Mills Inc	140,277		5,622
SLM Corp	101,570		1,786		Hershey Co/The	32,814		2,259
T Rowe Price Group Inc	54,925		3,567		HJ Heinz Co	69,293		3,985
Visa Inc	113,097		15,693		Hormel Foods Corp	29,010		857
			$64,147		JM Smucker Co/The	23,684		2,028
					Kellogg Co	53,411		2,795
Electric - 3.16%					Kraft Foods Group Inc (a)	128,001		5,822
AES Corp/VA	134,338		1,404
Ameren Corp	52,502		1,726		Kroger Co/The	117,859		2,972
					McCormick & Co Inc/MD	28,700		1,769
American Electric Power Co Inc	104,925		4,663		Mondelez International Inc	384,003		10,191
CMS Energy Corp	57,339		1,394
Consolidated Edison Inc	63,377		3,827		Safeway Inc	51,824		845
					Sysco Corp	126,931		3,944
Dominion Resources Inc/VA	124,063		6,548		Tyson Foods Inc	62,654		1,053
DTE Energy Co	37,165		2,308
Duke Energy Corp	152,360		10,009		Whole Foods Market Inc	37,162		3,520
Edison International	70,500		3,309					$52,157
Entergy Corp	38,369		2,785		Forest Products & Paper - 0.16%
Exelon Corp	184,698		6,609		International Paper Co	94,632		3,391
FirstEnergy Corp	90,495		4,137		MeadWestvaco Corp	37,566		1,115
Integrys Energy Group Inc	16,859		911					$4,506
NextEra Energy Inc	91,478		6,409
Northeast Utilities	67,902		2,669		Gas - 0.28%
NRG Energy Inc	49,302		1,063		AGL Resources Inc	25,428		1,038
Pepco Holdings Inc	49,527		984		CenterPoint Energy Inc	92,479		2,004
PG&E Corp	92,279		3,924		NiSource Inc	61,649		1,570
Pinnacle West Capital Corp	23,703		1,256		Sempra Energy	48,639		3,393
PPL Corp	125,661		3,717					$8,005
Public Service Enterprise Group Inc	109,476		3,508		Hand & Machine Tools - 0.12%
SCANA Corp	28,411		1,394		Snap-on Inc	12,585		973
Southern Co/The	189,291		8,866		Stanley Black & Decker Inc	36,381		2,521
TECO Energy Inc	44,053		787					$3,494
Wisconsin Energy Corp	49,865		1,918

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products - 1.76%					Internet - 3.11%
Baxter International Inc	118,411		$7,416		Amazon.com Inc (a)	78,255		$18,219
Becton Dickinson and Co	43,180		3,268		eBay Inc (a)	250,961		12,119
Boston Scientific Corp (a)	307,043		1,578		Expedia Inc	20,267		1,199
CareFusion Corp (a)	48,019		1,276		F5 Networks Inc (a)	17,100		1,410
Covidien PLC	103,885		5,709		Google Inc (a)	57,319		38,964
CR Bard Inc	16,869		1,623		Netflix Inc (a)	12,017		950
DENTSPLY International Inc	30,680		1,130		priceline.com Inc (a)	10,781		6,186
Edwards Lifesciences Corp (a)	25,039		2,174		Symantec Corp (a)	152,106		2,767
Hospira Inc (a)	35,727		1,097		TripAdvisor Inc (a)	23,715		718
Intuitive Surgical Inc (a)	8,641		4,685		VeriSign Inc (a)	33,841		1,255
Medtronic Inc	220,740		9,178		Yahoo! Inc (a)	225,571		3,792
Patterson Cos Inc	18,385		614					$87,579
St Jude Medical Inc	67,938		2,599
Stryker Corp	62,564		3,291		Iron & Steel - 0.18%
Varian Medical Systems Inc (a)	23,957		1,599		Allegheny Technologies Inc	23,191		611
Zimmer Holdings Inc	37,801		2,427		Cliffs Natural Resources Inc	30,833		1,118
			$49,664		Nucor Corp	68,692		2,757
					United States Steel Corp	31,219		637
Healthcare - Services - 1.19%								$5,123
Aetna Inc	72,315		3,160
Cigna Corp	62,397		3,182		Leisure Products & Services - 0.21%
Coventry Health Care Inc	28,963		1,264		Carnival Corp	96,760		3,665
DaVita Inc (a)	18,423		2,073		Harley-Davidson Inc	49,314		2,306
Humana Inc	34,992		2,599					$5,971
Laboratory Corp of America Holdings (a)	20,751		1,758		Lodging - 0.28%
Quest Diagnostics Inc	34,351		1,983		Marriott International Inc/DE	54,477		1,987
Tenet Healthcare Corp (a)	22,544		532		Starwood Hotels & Resorts Worldwide Inc	42,513		2,204
UnitedHealth Group Inc	223,460		12,514		Wyndham Worldwide Corp	30,767		1,551
WellPoint Inc	70,365		4,312		Wynn Resorts Ltd	17,183		2,080
			$33,377					$7,822

Holding Companies - Diversified - 0.03%					Machinery - Construction & Mining - 0.48%
Leucadia National Corp	42,868		973		Caterpillar Inc	141,356		11,988
					Joy Global Inc	22,910		1,431
Home Builders - 0.14%								$13,419
DR Horton Inc	60,108		1,260		Machinery - Diversified - 0.63%
Lennar Corp	35,230		1,320		Cummins Inc	38,317		3,586
Pulte Group Inc (a)	73,073		1,267
					Deere & Co	84,750		7,241
			$3,847		Flowserve Corp	11,064		1,499
Home Furnishings - 0.08%					Rockwell Automation Inc	30,542		2,170
Harman International Industries Inc	14,533		609		Roper Industries Inc	21,164		2,311
Whirlpool Corp	16,780		1,639		Xylem Inc/NY	40,159		974
			$2,248					$17,781

Housewares - 0.05%					Media - 3.30%
Newell Rubbermaid Inc	62,491		1,290		Cablevision Systems Corp	46,692		813
					CBS Corp	128,797		4,173
					Comcast Corp - Class A	579,003		21,718
Insurance - 3.75%					DIRECTV (a)	135,857		6,944
ACE Ltd	73,374		5,771		Discovery Communications Inc - A Shares (a)	53,479		3,156
Aflac Inc	101,326		5,044		Gannett Co Inc	50,076		846
Allstate Corp/The	104,930		4,195		McGraw-Hill Cos Inc/The	60,630		3,352
American International Group Inc (a)	252,358		8,815		News Corp - Class A	440,536		10,538
Aon PLC	69,763		3,764		Scripps Networks Interactive Inc	18,699		1,135
Assurant Inc	17,545		663		Time Warner Cable Inc	66,292		6,570
Berkshire Hathaway Inc - Class B (a)	396,810		34,265		Time Warner Inc	205,331		8,922
Chubb Corp/The	57,525		4,428		Viacom Inc	102,440		5,252
Cincinnati Financial Corp	31,650		1,261		Walt Disney Co/The	388,250		19,052
Genworth Financial Inc (a)	106,380		634		Washington Post Co/The	983		328
Hartford Financial Services Group Inc	94,303		2,047					$92,799
Lincoln National Corp	60,408		1,498
Loews Corp	67,624		2,859		Metal Fabrication & Hardware - 0.19%
Marsh & McLennan Cos Inc	117,755		4,007		Precision Castparts Corp	31,451		5,443
MetLife Inc	229,853		8,158
Progressive Corp/The	121,266		2,704		Mining - 0.61%
Prudential Financial Inc	100,834		5,753		Alcoa Inc	230,857		1,978
Torchmark Corp	20,643		1,044		Freeport-McMoRan Copper & Gold Inc	205,401		7,986
Travelers Cos Inc/The	83,385		5,915		Newmont Mining Corp	107,361		5,857
Unum Group	60,617		1,229		Titanium Metals Corp	15,910		186
XL Group PLC	66,150		1,637		Vulcan Materials Co	27,998		1,287
			$105,691					$17,294

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing - 3.27%					Pharmaceuticals - 6.94%
3M Co	137,622		$12,056		Abbott Laboratories	339,577		$22,249
Cooper Industries PLC	34,594		2,592		Allergan Inc/United States	66,545		5,984
Danaher Corp	126,389		6,538		AmerisourceBergen Corp	54,450		2,147
Dover Corp	39,556		2,303		Bristol-Myers Squibb Co	363,311		12,080
Eaton Corp	73,051		3,449		Cardinal Health Inc	73,805		3,036
General Electric Co	2,284,752		48,117		Eli Lilly & Co	220,964		10,745
Illinois Tool Works Inc	93,329		5,724		Express Scripts Holding Co (a)	175,432		10,796
Ingersoll-Rand PLC	62,031		2,917		Forest Laboratories Inc (a)	50,593		1,705
Leggett & Platt Inc	30,422		807		Johnson & Johnson	596,576		42,250
Pall Corp	25,144		1,583		McKesson Corp	51,068		4,765
Parker Hannifin Corp	32,337		2,544		Mead Johnson Nutrition Co	44,091		2,719
Pentair Ltd	45,444		1,920		Merck & Co Inc	659,022		30,071
Textron Inc	60,791		1,533		Mylan Inc/PA (a)	87,827		2,226
			$92,083		Perrigo Co	19,019		2,187
					Pfizer Inc (b)	1,616,267		40,197
Office & Business Equipment - 0.09%					Watson Pharmaceuticals Inc (a)	27,620		2,374
Pitney Bowes Inc	43,415		623					$195,531
Xerox Corp	282,856		1,822
			$2,445		Pipelines - 0.56%
					Kinder Morgan Inc/Delaware	136,800		4,748
Oil & Gas - 8.83%					ONEOK Inc	44,371		2,099
Anadarko Petroleum Corp	108,122		7,440		Spectra Energy Corp	141,270		4,079
Apache Corp	84,652		7,005		Williams Cos Inc/The	135,557		4,743
Cabot Oil & Gas Corp	45,438		2,135					$15,669
Chesapeake Energy Corp	112,306		2,275
Chevron Corp	424,573		46,792		Publicly Traded Investment Fund - 0.33%
ConocoPhillips	262,807		15,203		iShares Core S&P 500 ETF	66,151		9,359
Denbury Resources Inc (a)	84,648		1,298
Devon Energy Corp	81,400		4,738		Real Estate - 0.04%
Diamond Offshore Drilling Inc	15,042		1,042		CBRE Group Inc (a)	65,339		1,177
Ensco PLC	50,210		2,903
EOG Resources Inc	58,429		6,806
EQT Corp	32,370		1,963		REITS - 2.07%
Exxon Mobil Corp	998,810		91,061		American Tower Corp	85,505		6,438
Helmerich & Payne Inc	22,870		1,093		Apartment Investment & Management Co	31,493		841
Hess Corp	64,291		3,360		AvalonBay Communities Inc	20,970		2,843
Marathon Oil Corp	152,550		4,586		Boston Properties Inc	32,623		3,468
Marathon Petroleum Corp	73,202		4,021		Equity Residential	65,134		3,739
Murphy Oil Corp	39,932		2,396		HCP Inc	97,637		4,325
Nabors Industries Ltd (a)	62,835		848		Health Care REIT Inc	55,046		3,271
Newfield Exploration Co (a)	29,208		792		Host Hotels & Resorts Inc	156,355		2,261
Noble Corp	54,659		2,063		Kimco Realty Corp	88,058		1,719
Noble Energy Inc	38,479		3,656		Plum Creek Timber Co Inc	34,951		1,534
Occidental Petroleum Corp	175,259		13,838		Prologis Inc	99,683		3,418
Phillips 66	135,655		6,397		Public Storage	31,184		4,323
Pioneer Natural Resources Co	26,623		2,813		Simon Property Group Inc	65,635		9,990
QEP Resources Inc	38,466		1,116		Ventas Inc	63,914		4,044
Range Resources Corp	35,159		2,298		Vornado Realty Trust	36,589		2,935
Rowan Cos PLC (a)	26,874		852		Weyerhaeuser Co	116,364		3,222
Southwestern Energy Co (a)	75,338		2,614					$58,371
Tesoro Corp	30,249		1,141
Valero Energy Corp	119,358		3,473		Retail - 6.18%
WPX Energy Inc (a)	43,068		730		Abercrombie & Fitch Co	17,867		546
					AutoNation Inc (a)	8,357		371
			$248,748		AutoZone Inc (a)	8,100		3,038
Oil & Gas Services - 1.49%					Bed Bath & Beyond Inc (a)	50,234		2,898
Baker Hughes Inc	95,113		3,992		Best Buy Co Inc	57,551		875
Cameron International Corp (a)	53,290		2,699		Big Lots Inc (a)	12,889		376
FMC Technologies Inc (a)	51,582		2,110		CarMax Inc (a)	49,411		1,668
Halliburton Co	200,749		6,482		Chipotle Mexican Grill Inc (a)	6,856		1,745
National Oilwell Varco Inc	92,270		6,800		Costco Wholesale Corp	93,552		9,208
Schlumberger Ltd	287,146		19,965		CVS Caremark Corp	275,290		12,773
			$42,048		Darden Restaurants Inc	27,747		1,460
					Dollar Tree Inc (a)	49,838		1,987
Packaging & Containers - 0.12%					Family Dollar Stores Inc	20,988		1,384
Ball Corp	33,481		1,434		GameStop Corp	26,708		610
Bemis Co Inc	22,348		739		Gap Inc/The	64,521		2,305
Owens-Illinois Inc (a)	35,718		696
					Home Depot Inc/The	326,184		20,021
Sealed Air Corp	37,812		613		JC Penney Co Inc	30,814		740
			$3,482		Kohl's Corp	46,684		2,487
					Lowe's Cos Inc	246,799		7,991
					Ltd Brands Inc	51,619		2,472

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Telecommunications (continued)
Macy's Inc	87,099		$3,316		MetroPCS Communications Inc (a)	68,416		$698
McDonald's Corp	218,207		18,940		Motorola Solutions Inc	61,952		3,202
Nordstrom Inc	33,054		1,877		Sprint Nextel Corp (a)	649,230		3,597
O'Reilly Automotive Inc (a)	25,726		2,204		Verizon Communications Inc	616,448		27,518
PetSmart Inc	23,383		1,552		Windstream Corp	127,232		1,214
Ross Stores Inc	48,454		2,953					$116,733
Staples Inc	147,654		1,700
Starbucks Corp	164,451		7,548		Textiles - 0.03%
Target Corp	141,706		9,034		Cintas Corp	23,272		973
Tiffany & Co	25,758		1,628
TJX Cos Inc	159,279		6,631		Toys, Games & Hobbies - 0.13%
Urban Outfitters Inc (a)	23,618		845		Hasbro Inc	25,080		903
Walgreen Co	185,460		6,534		Mattel Inc	73,771		2,713
Wal-Mart Stores Inc	363,679		27,283					$3,616
Yum! Brands Inc	98,638		6,916
			$173,916		Transportation - 1.52%
					CH Robinson Worldwide Inc	34,940		2,108
Savings & Loans - 0.06%					CSX Corp	225,036		4,606
Hudson City Bancorp Inc	102,851		873		Expeditors International of Washington Inc	45,558		1,668
People's United Financial Inc	76,007		914		FedEx Corp	63,188		5,813
			$1,787		Norfolk Southern Corp	69,138		4,242
Semiconductors - 2.68%					Ryder System Inc	11,062		499
Advanced Micro Devices Inc (a)	130,137		267		Union Pacific Corp	102,481		12,608
Altera Corp	69,225		2,110		United Parcel Service Inc	155,543		11,394
Analog Devices Inc	64,678		2,530					$42,938
Applied Materials Inc	267,773		2,838		TOTAL COMMON STOCKS			$2,740,814
Broadcom Corp	111,281		3,509			Maturity
First Solar Inc (a)	12,985		316		REPURCHASE AGREEMENTS - 2.69%	Amount (000's)	Value	(000	's)
Intel Corp	1,082,563		23,410		Banks - 2.69%
KLA-Tencor Corp	36,031		1,676		Investment in Joint Trading Account; Credit	$25,066		$25,065
Lam Research Corp (a)	39,448		1,396		Suisse Repurchase Agreement; 0.25%
Linear Technology Corp	49,826		1,558		dated 10/31/2012 maturing 11/01/2012
LSI Corp (a)	120,647		826		(collateralized by US Government
Microchip Technology Inc	41,912		1,314		Securities; $25,566,701; 0.00%; dated
Micron Technology Inc (a)	220,177		1,195		05/15/15 - 08/15/37)
NVIDIA Corp	134,044		1,605		Investment in Joint Trading Account; Deutsche	11,697		11,697
Qualcomm Inc	368,575		21,589		Bank Repurchase Agreement; 0.32% dated
Teradyne Inc (a)	40,592		593		10/31/2012 maturing 11/01/2012
Texas Instruments Inc	246,191		6,916		(collateralized by US Government
Xilinx Inc	56,729		1,858		Securities; $11,931,127; 0.28% - 2.50%;
			$75,506		dated 11/04/13 - 10/17/19)
Software - 3.62%					Investment in Joint Trading Account; JP	17,546		17,546
Adobe Systems Inc (a)	106,409		3,618		Morgan Repurchase Agreement; 0.25%
Akamai Technologies Inc (a)	38,366		1,458		dated 10/31/2012 maturing 11/01/2012
Autodesk Inc (a)	49,097		1,563		(collateralized by US Government
BMC Software Inc (a)	31,745		1,292		Securities; $17,896,691; 3.50% - 11.25%;
CA Inc	74,089		1,668		dated 02/15/15 - 11/15/39)
Cerner Corp (a)	31,484		2,399		Investment in Joint Trading Account; Merrill	21,508		21,508
Citrix Systems Inc (a)	40,456		2,501		Lynch Repurchase Agreement; 0.23%
Dun & Bradstreet Corp/The	9,712		787		dated 10/31/2012 maturing 11/01/2012
Electronic Arts Inc (a)	68,895		851		(collateralized by US Government
Fidelity National Information Services Inc	54,186		1,781		Securities; $21,937,934; 0.00% - 9.38%;
Fiserv Inc (a)	29,357		2,200		dated 01/15/13 - 07/15/32)
Intuit Inc	59,732		3,549					$75,816
Microsoft Corp	1,632,620		46,587		TOTAL REPURCHASE AGREEMENTS			$75,816
Oracle Corp	824,062		25,587		Total Investments			$2,816,630
Red Hat Inc (a)	41,767		2,054		Liabilities in Excess of Other Assets, Net - 0.00%			$(98)
Salesforce.com Inc (a)	27,671		4,039		TOTAL NET ASSETS - 100.00%			$2,816,532
			$101,934

Telecommunications - 4.14%					(a) Non-Income Producing Security
AT&T Inc	1,248,312		43,179		(b)	Security or a portion of the security was pledged to cover margin
CenturyLink Inc	134,731		5,171		requirements for futures contracts. At the end of the period, the value of
Cisco Systems Inc	1,144,678		19,620		these securities totaled $5,248 or 0.19% of net assets.
Corning Inc	322,198		3,786
Crown Castle International Corp (a)	63,408		4,232
Frontier Communications Corp	216,064		1,020
Harris Corp	24,503		1,122
JDS Uniphase Corp (a)	50,183		486
Juniper Networks Inc (a)	113,945		1,888

See accompanying notes

Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2012

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21 .20%
Financial		17 .79%
Technology		13 .88%
Energy		11 .00%
Communications		10 .68%
Industrial		9 .69%
Consumer, Cyclical		8 .70%
Utilities		3 .44%
Basic Materials		3 .26%
Exchange Traded Funds		0 .33%
Diversified		0 .03%
Liabilities in Excess of Other Assets, Net		0 .00%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	1,051	$76,193	$73,927	$(2,266)
Total					$(2,266)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2012

COMMON STOCKS - 98.11%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.63%					Healthcare - Services - 3.49%
Boeing Co/The	283,732		$19,986		Cigna Corp	322,677		$16,457
General Dynamics Corp	420,514		28,629		HCA Holdings Inc	677,315		19,242
			$48,615		UnitedHealth Group Inc	516,585		28,929

Banks - 14.94%								$64,628
Citigroup Inc	563,765		21,079		Home Builders - 1.13%
Fifth Third Bancorp	1,451,248		21,087		Pulte Group Inc (a)	1,206,743		20,925
Goldman Sachs Group Inc/The	397,562		48,657
JP Morgan Chase & Co	1,740,061		72,526
US Bancorp	1,402,263		46,569		Insurance - 6.67%
					Allstate Corp/The	915,020		36,582
Wells Fargo & Co	1,971,505		66,420		Berkshire Hathaway Inc - Class B (a)	232,645		20,089
			$276,338		MetLife Inc	369,407		13,110
Biotechnology - 2.33%					Protective Life Corp	515,083		14,062
Amgen Inc	368,197		31,866		Prudential Financial Inc	694,172		39,603
Gilead Sciences Inc (a)	168,005		11,283					$123,446

			$43,149		Internet - 2.48%
Chemicals - 2.39%					Expedia Inc	213,463		12,626
CF Industries Holdings Inc	139,195		28,561		IAC/InterActiveCorp	686,310		33,183
LyondellBasell Industries NV	291,924		15,586					$45,809

			$44,147		Media - 2.77%
Commercial Services - 0.64%					Comcast Corp - Class A	1,366,730		51,266
ADT Corp/The (a)	284,871		11,825
					Mining - 1.50%
Computers - 2.32%					Freeport-McMoRan Copper & Gold Inc	713,080		27,725
Accenture PLC - Class A	182,498		12,302
Apple Inc	37,317		22,208		Miscellaneous Manufacturing - 2.87%
EMC Corp/MA (a)	341,694		8,344
					General Electric Co	2,250,647		47,399
			$42,854		Pentair Ltd	136,705		5,774
Consumer Products - 0.82%								$53,173
Jarden Corp	305,408		15,209		Oil & Gas - 17.03%
					Chevron Corp	797,546		87,898
Cosmetics & Personal Care - 0.36%					Energen Corp	117,363		5,475
Procter & Gamble Co/The	95,463		6,610		Exxon Mobil Corp	780,294		71,139
					Hess Corp	407,899		21,317
					Marathon Oil Corp	903,296		27,153
Distribution & Wholesale - 0.63%					Marathon Petroleum Corp	530,321		29,130
WESCO International Inc (a)	178,229		11,564
					Noble Corp	327,792		12,371
					Phillips 66	289,629		13,659
Diversified Financial Services - 3.29%					Pioneer Natural Resources Co	134,012		14,158
BlackRock Inc	95,788		18,169		QEP Resources Inc	512,372		14,859
CBOE Holdings Inc	278,139		8,203		Tesoro Corp	470,931		17,759
Discover Financial Services	838,909		34,395					$314,918
			$60,767		Oil & Gas Services - 0.63%
Electric - 4.91%					National Oilwell Varco Inc	158,345		11,670
Ameren Corp	695,870		22,880
DTE Energy Co	486,932		30,239		Pharmaceuticals - 5.29%
NRG Energy Inc	445,376		9,603		Eli Lilly & Co	665,257		32,351
NV Energy Inc	431,208		8,197		Herbalife Ltd	180,152		9,251
Pinnacle West Capital Corp	377,048		19,972		Merck & Co Inc	197,543		9,014
			$90,891		Pfizer Inc (b)	1,896,562		47,168
Electronics - 0.83%								$97,784
Tyco International Ltd	569,743		15,309		REITS - 2.88%
					Essex Property Trust Inc	82,849		12,427
Food - 2.06%					Simon Property Group Inc	136,929		20,842
ConAgra Foods Inc	759,864		21,155		Taubman Centers Inc	255,470		20,067
Kroger Co/The	671,670		16,939					$53,336
			$38,094		Retail - 5.41%
Forest Products & Paper - 1.20%					Dillard's Inc	276,836		21,316
International Paper Co	621,035		22,252		Foot Locker Inc	520,315		17,431
					Lowe's Cos Inc	414,995		13,438
					Macy's Inc	362,267		13,791
Gas - 0.41%					Walgreen Co	520,149		18,325
NiSource Inc	299,112		7,618		Wal-Mart Stores Inc	210,562		15,796
								$100,097

See accompanying notes

Schedule of Investments LargeCap Value Fund October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)

Software - 0.77%
CA Inc	635,010	$14,300

Telecommunications - 4.57%
AT&T Inc	991,081	34,281
Cisco Systems Inc	2,364,997	40,536
Sprint Nextel Corp (a)	1,757,026	9,734
		$84,551

Water - 0.86%
American Water Works Co Inc	433,518	15,927

TOTAL COMMON STOCKS		$1,814,797
	Maturity
REPURCHASE AGREEMENTS - 1.83%	Amount (000's)	Value (000's)

Banks - 1.83%
Investment in Joint Trading Account; Credit	$11,205	$11,205
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $11,429,021; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	5,229	5,229
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $5,333,543; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	7,844	7,843
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $8,000,315; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	9,615	9,615
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $9,806,862; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$33,892
TOTAL REPURCHASE AGREEMENTS		$33,892
Total Investments		$1,848,689
Other Assets in Excess of Liabilities, Net - 0.06%		$1,046
TOTAL NET ASSETS - 100.00%		$1,849,735

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,551 or 0.14% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29 .61%
Energy		17 .66%
Consumer, Non-cyclical		14 .99%
Communications		9 .82%
Consumer, Cyclical		7 .17%
Industrial		6 .33%
Utilities		6 .18%
Basic Materials		5 .09%
Technology		3 .09%
Other Assets in Excess of Liabilities, Net		0 .06%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments LargeCap Value Fund October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	390	$28,306	$27,433	$(873)
Total					$(873)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

COMMON STOCKS - 95.26%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.03%					Banks (continued)
Interpublic Group of Cos Inc/The	60,301		$609		Northern Trust Corp	22,175		$1,059
Lamar Advertising Co (a)	1,559		61		PNC Financial Services Group Inc	51,392		2,990
			$670		Regions Financial Corp	136,158		888
					Signature Bank/New York NY (a)	5,982		426
Aerospace & Defense - 1.14%					State Street Corp	50,248		2,240
Alliant Techsystems Inc	4,598		263		SunTrust Banks Inc	46,884		1,275
Boeing Co/The	10,521		741		US Bancorp	185,187		6,150
Exelis Inc	27,723		307		Wells Fargo & Co	746,703		25,157
General Dynamics Corp	34,387		2,341					$163,013
L-3 Communications Holdings Inc	14,107		1,041
Lockheed Martin Corp	168,863		15,817		Beverages - 0.15%
Northrop Grumman Corp	27,227		1,870		Beam Inc	13,729		763
Raytheon Co	36,082		2,041		Brown-Forman Corp	2,824		181
Spirit Aerosystems Holdings Inc (a)	13,276		208		Coca-Cola Enterprises Inc	24,223		761
Triumph Group Inc	4,754		311		Constellation Brands Inc (a)	22,753		804
			$24,940		Molson Coors Brewing Co	19,471		840
								$3,349
Agriculture - 3.11%
Altria Group Inc	581,441		18,490		Biotechnology - 0.84%
Archer-Daniels-Midland Co	57,462		1,542		Bio-Rad Laboratories Inc (a)	3,082		312
Bunge Ltd	12,697		902		Gilead Sciences Inc (a)	254,025		17,060
Philip Morris International Inc	302,402		26,781		Life Technologies Corp (a)	23,427		1,146
Reynolds American Inc	492,652		20,514					$18,518
			$68,229
					Chemicals - 2.15%
Airlines - 1.68%					Air Products & Chemicals Inc	20,961		1,625
Copa Holdings SA	230,278		21,374		Airgas Inc	69,700		6,201
Delta Air Lines Inc (a)	44,411		428		Albemarle Corp	5,630		310
Southwest Airlines Co	1,711,692		15,097		Ashland Inc	11,362		808
			$36,899		Cabot Corp	9,733		348
					CF Industries Holdings Inc	77,784		15,961
Apparel - 0.75%					Cytec Industries Inc	6,659		458
Coach Inc	292,663		16,404		Dow Chemical Co/The	117,486		3,442
Deckers Outdoor Corp (a)	2,163		62
					Eastman Chemical Co	3,975		236
			$16,466		Huntsman Corp	27,687		416
Automobile Manufacturers - 0.33%					Intrepid Potash Inc (a)	4,180		91
Ford Motor Co	366,229		4,087		Kronos Worldwide Inc	402,080		5,368
General Motors Co (a)	66,709		1,701		LyondellBasell Industries NV	29,269		1,563
Oshkosh Corp (a)	13,508		405		Mosaic Co/The	29,145		1,526
PACCAR Inc	23,952		1,038		NewMarket Corp	29,203		7,923
			$7,231		Rockwood Holdings Inc	6,949		319
					RPM International Inc	11,636		310
Automobile Parts & Equipment - 0.13%					Westlake Chemical Corp	2,495		190
Johnson Controls Inc	59,014		1,520		WR Grace & Co (a)	1,088		70
Lear Corp	14,756		629					$47,165
TRW Automotive Holdings Corp (a)	14,581		678
WABCO Holdings Inc (a)	689		40		Coal - 0.07%
			$2,867		Peabody Energy Corp	39,440		1,101
					Walter Energy Inc	9,048		316
Banks - 7.43%								$1,417
Associated Banc-Corp	26,768		345
Bank of America Corp	940,402		8,765		Commercial Services - 1.31%
Bank of Hawaii Corp	6,999		309		Aaron's Inc	3,544		109
Bank of New York Mellon Corp/The	103,890		2,567		ADT Corp/The (a)	25,057		1,040
BB&T Corp	68,460		1,982		Apollo Group Inc (a)	512,272		10,286
BOK Financial Corp	3,794		222		Booz Allen Hamilton Holding Corp	1,815		24
Capital One Financial Corp	59,687		3,591		CoreLogic Inc/United States (a)	16,444		391
CapitalSource Inc	33,601		266		DeVry Inc	9,480		249
Citigroup Inc	512,871		19,176		Equifax Inc	1,744		87
City National Corp/CA	7,181		367		Genpact Ltd	3,610		64
Comerica Inc	420,477		12,534		H&R Block Inc	15,855		281
Commerce Bancshares Inc/MO	11,517		439		Hertz Global Holdings Inc (a)	490,100		6,504
East West Bancorp Inc	21,962		468		Manpower Inc	12,405		471
Fifth Third Bancorp	88,656		1,288		Paychex Inc	4,089		133
First Citizens BancShares Inc/NC	768		130		Quanta Services Inc (a)	31,763		824
Fulton Financial Corp	29,707		289		RR Donnelley & Sons Co	27,405		275
Goldman Sachs Group Inc/The	186,076		22,774		Service Corp International/US	31,435		441
Huntington Bancshares Inc/OH	130,312		833		Total System Services Inc	3,332		75
JP Morgan Chase & Co	1,012,276		42,192		Towers Watson & Co	8,793		472
KeyCorp	93,164		784		Verisk Analytics Inc (a)	3,051		156
M&T Bank Corp	11,041		1,149		Western Union Co/The	545,000		6,921
Morgan Stanley	135,662		2,358					$28,803

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers - 2.43%					Electric (continued)
Apple Inc	27,756		$16,518		NRG Energy Inc	33,864		$730
Brocade Communications Systems Inc (a)	70,054		371		NV Energy Inc	34,171		650
Computer Sciences Corp	23,084		703		OGE Energy Corp	14,778		851
Dell Inc	144,325		1,332		PG&E Corp	43,599		1,854
Diebold Inc	8,408		250		Pinnacle West Capital Corp	16,454		872
DST Systems Inc	4,214		240		PPL Corp	60,193		1,781
Hewlett-Packard Co	193,555		2,681		Public Service Enterprise Group Inc	44,030		1,411
International Business Machines Corp	77,175		15,013		SCANA Corp	18,033		885
Lexmark International Inc	11,152		237		Southern Co/The	75,671		3,544
NetApp Inc (a)	17,291		465		Westar Energy Inc	17,984		534
SanDisk Corp (a)	21,140		883		Wisconsin Energy Corp	23,918		920
Synopsys Inc (a)	19,549		629		Xcel Energy Inc	50,266		1,420
Western Digital Corp	407,907		13,963					$44,825
			$53,285
					Electrical Components & Equipment - 0.07%
Consumer Products - 0.11%					Emerson Electric Co	16,889		818
Avery Dennison Corp	15,130		490		Hubbell Inc	1,475		124
Clorox Co/The	13,475		974		Molex Inc	19,995		519
Jarden Corp	8,893		443					$1,461
Kimberly-Clark Corp	6,400		534
			$2,441		Electronics - 0.72%
					Avnet Inc (a)	21,003		602
Cosmetics & Personal Care - 1.17%					AVX Corp	6,949		68
Colgate-Palmolive Co	98,422		10,331		FLIR Systems Inc	4,352		85
Procter & Gamble Co/The	221,652		15,347		Garmin Ltd	14,631		556
			$25,678		Itron Inc (a)	6,321		259
					Jabil Circuit Inc	21,906		380
Distribution & Wholesale - 0.06%					TE Connectivity Ltd	307,600		9,899
Arrow Electronics Inc (a)	16,152		569
					Tech Data Corp (a)	6,436		285
Ingram Micro Inc (a)	23,373		355
WESCO International Inc (a)	6,310		410		Thermo Fisher Scientific Inc	36,579		2,233
					Tyco International Ltd	50,114		1,347
			$1,334		Vishay Intertechnology Inc (a)	21,418		177
Diversified Financial Services - 4.50%								$15,891
Affiliated Managers Group Inc (a)	2,207		279
					Engineering & Construction - 0.12%
American Express Co	125,444		7,021		AECOM Technology Corp (a)	16,348		351
Ameriprise Financial Inc	19,073		1,113		Chicago Bridge & Iron Co NV ADR	6,186		232
BlackRock Inc	6,092		1,155		Fluor Corp	6,195		346
CBOE Holdings Inc	491,724		14,501		Jacobs Engineering Group Inc (a)	19,140		739
Charles Schwab Corp/The	93,218		1,266		KBR Inc	22,416		625
CME Group Inc/IL	29,030		1,624		URS Corp	11,661		390
Discover Financial Services	465,824		19,099					$2,683
Eaton Vance Corp	445,071		12,524
Federated Investors Inc	941,133		21,872		Entertainment - 0.66%
Franklin Resources Inc	11,469		1,466		Dolby Laboratories Inc (a)	3,045		96
Invesco Ltd	39,114		951		International Game Technology	1,086,364		13,949
NASDAQ OMX Group Inc/The	15,915		379		Penn National Gaming Inc (a)	8,781		355
NYSE Euronext	36,777		911		Regal Entertainment Group	8,424		129
Raymond James Financial Inc	17,058		651					$14,529
TD Ameritrade Holding Corp	33,584		527
Waddell & Reed Financial Inc	402,949		13,430		Environmental Control - 0.14%
			$98,769		Republic Services Inc	32,815		930
					Waste Connections Inc	17,639		579
Electric - 2.04%					Waste Management Inc	50,118		1,641
AES Corp/VA	97,502		1,019					$3,150
Alliant Energy Corp	16,745		748
Ameren Corp	36,085		1,186		Food - 0.62%
American Electric Power Co Inc	49,993		2,222		Campbell Soup Co	5,413		191
CMS Energy Corp	38,088		926		ConAgra Foods Inc	45,887		1,277
Consolidated Edison Inc	29,078		1,756		General Mills Inc	20,339		815
Dominion Resources Inc/VA	58,999		3,114		HJ Heinz Co	17,942		1,032
DTE Energy Co	17,295		1,074		Ingredion Inc	8,697		534
Duke Energy Corp	73,028		4,797		JM Smucker Co/The	12,477		1,069
					Kraft Foods Group Inc (a)	61,733		2,808
Edison International	28,389		1,333
Entergy Corp	18,386		1,334		Mondelez International Inc	185,200		4,915
Exelon Corp	74,263		2,657		Safeway Inc	31,495		514
					Smithfield Foods Inc (a)	23,322		477
FirstEnergy Corp	36,285		1,659
Great Plains Energy Inc	20,691		464					$13,632
Hawaiian Electric Industries Inc	14,854		384		Forest Products & Paper - 0.09%
MDU Resources Group Inc	28,060		610		Domtar Corp	5,232		417
NextEra Energy Inc	43,057		3,017		International Paper Co	42,994		1,541
Northeast Utilities	27,311		1,073					$1,958

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas - 0.21%					Insurance (continued)
Atmos Energy Corp	13,395		$482		Chubb Corp/The	179,156		$13,791
CenterPoint Energy Inc	43,449		942		CNA Financial Corp	3,953		116
Questar Corp	21,254		430		Everest Re Group Ltd	7,637		848
Sempra Energy	24,880		1,735		Fidelity National Financial Inc	32,261		691
UGI Corp	17,060		551		HCC Insurance Holdings Inc	14,654		522
Vectren Corp	12,927		382		Lincoln National Corp	42,450		1,052
			$4,522		Loews Corp	27,170		1,149
					Marsh & McLennan Cos Inc	16,453		560
Hand & Machine Tools - 0.12%					MetLife Inc	297,873		10,571
Kennametal Inc	11,426		405		PartnerRe Ltd	9,346		757
Regal-Beloit Corp	6,112		398		ProAssurance Corp	4,437		397
Snap-on Inc	6,995		541		Progressive Corp/The	53,181		1,186
Stanley Black & Decker Inc	18,497		1,282		Protective Life Corp	12,732		348
			$2,626		Prudential Financial Inc	48,173		2,748
Healthcare - Products - 0.47%					Reinsurance Group of America Inc	10,674		565
Baxter International Inc	7,102		445		RenaissanceRe Holdings Ltd	7,809		635
Becton Dickinson and Co	1,995		151		StanCorp Financial Group Inc	6,708		230
Covidien PLC	45,572		2,504		Torchmark Corp	14,256		721
Henry Schein Inc (a)	5,622		415		Travelers Cos Inc/The	23,164		1,643
Hill-Rom Holdings Inc	8,984		252		Validus Holdings Ltd	12,197		437
Medtronic Inc	96,974		4,032		WR Berkley Corp	419,863		16,329
Sirona Dental Systems Inc (a)	6,561		376					$135,964
St Jude Medical Inc	10,405		398		Internet - 0.25%
Stryker Corp	12,423		653		AOL Inc (a)	10,439		358
Zimmer Holdings Inc	16,315		1,048		Expedia Inc	4,748		281
			$10,274		IAC/InterActiveCorp	9,901		479
Healthcare - Services - 2.50%					Liberty Interactive Corp (a)	46,738		935
Aetna Inc	34,600		1,512		Liberty Ventures (a)	4,752		270
Cigna Corp	420,653		21,453		Symantec Corp (a)	65,519		1,192
Community Health Systems Inc (a)	13,165		361		VeriSign Inc (a)	1,830		68
Covance Inc (a)	7,718		376		Yahoo! Inc (a)	117,483		1,975
Coventry Health Care Inc	19,904		869					$5,558
Health Management Associates Inc (a)	1,820,769		13,292
Health Net Inc (a)	12,522		269		Iron & Steel - 1.18%
					Carpenter Technology Corp	5,926		288
Humana Inc	107,052		7,951		Cliffs Natural Resources Inc	638,768		23,168
Mednax Inc (a)	7,123		491
					Commercial Metals Co	17,213		237
Quest Diagnostics Inc	12,140		701		Nucor Corp	31,438		1,262
UnitedHealth Group Inc	103,074		5,772		Reliance Steel & Aluminum Co	10,879		591
WellPoint Inc	30,904		1,894		Steel Dynamics Inc	26,103		330
			$54,941					$25,876

Home Builders - 0.10%					Leisure Products & Services - 0.06%
DR Horton Inc	39,164		821		Carnival Corp	36,875		1,397
Lennar Corp	24,889		933
NVR Inc (a)	81		73
Thor Industries Inc	6,557		249		Lodging - 0.01%
			$2,076		Choice Hotels International Inc	3,990		125
					Marriott International Inc/DE	2,870		104
Home Furnishings - 0.07%								$229
Harman International Industries Inc	10,205		428
Whirlpool Corp	11,489		1,122		Machinery - Construction & Mining - 1.19%
			$1,550		Caterpillar Inc	127,306		10,797
					Joy Global Inc	238,182		14,874
Housewares - 0.04%					Terex Corp (a)	16,795		379
Newell Rubbermaid Inc	41,976		866					$26,050

					Machinery - Diversified - 0.86%
Insurance - 6.19%					AGCO Corp (a)	14,077		641
ACE Ltd	34,833		2,740		CNH Global NV (a)	4,143		185
Aflac Inc	453,592		22,580		Cummins Inc	129,439		12,113
Allied World Assurance Co Holdings AG	2,580		207		Deere & Co	47,800		4,084
Allstate Corp/The	279,949		11,192		Flowserve Corp	782		106
American Financial Group Inc/OH	11,920		463		Gardner Denver Inc	7,250		503
American International Group Inc (a)	55,935		1,954
					IDEX Corp	9,805		417
American National Insurance Co	1,080		79		Nordson Corp	679		40
Aon PLC	26,017		1,404		Xylem Inc/NY	24,575		596
Arch Capital Group Ltd (a)	262,617		11,595
					Zebra Technologies Corp (a)	6,620		238
Assurant Inc	308,717		11,672					$18,923
Axis Capital Holdings Ltd	15,852		574
Berkshire Hathaway Inc - Class B (a)	183,137		15,814		Media - 2.78%
Brown & Brown Inc	15,423		394		CBS Corp	52,517		1,702

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Media (continued)					Oil & Gas (continued)
Comcast Corp - Class A	137,369		$5,153		Plains Exploration & Production Co (a)	19,166		$684
DIRECTV (a)	113,800		5,816		QEP Resources Inc	25,829		749
DISH Network Corp	7,314		261		Royal Dutch Shell PLC - B shares ADR	100,300		7,084
Gannett Co Inc	34,021		575		Tesoro Corp	21,699		818
John Wiley & Sons Inc	3,854		167		Ultra Petroleum Corp (a)	295,890		6,749
Liberty Media Corp - Liberty Capital (a)	153,308		17,119		Unit Corp (a)	7,215		291
News Corp - Class A	134,144		3,209		Valero Energy Corp	299,684		8,721
Thomson Reuters Corp	32,208		910					$352,667
Time Warner Cable Inc	95,600		9,475
Time Warner Inc	93,710		4,072		Oil & Gas Services - 1.98%
Viacom Inc	138,000		7,075		Baker Hughes Inc	45,987		1,930
					Cameron International Corp (a)	8,489		430
Walt Disney Co/The	110,276		5,411
			$60,945		Halliburton Co	596,333		19,255
					National Oilwell Varco Inc	34,650		2,554
Metal Fabrication & Hardware - 0.02%					Oil States International Inc (a)	1,114		82
Timken Co	11,536		456		RPC Inc	1,208,121		13,845
					Superior Energy Services Inc (a)	263,708		5,361

Mining - 0.98%								$43,457
Alcoa Inc	92,548		793		Packaging & Containers - 0.12%
Freeport-McMoRan Copper & Gold Inc	468,691		18,222		Bemis Co Inc	14,928		493
Newmont Mining Corp	42,743		2,332		Crown Holdings Inc (a)	16,382		627
Southern Copper Corp	6,079		232		Greif Inc	4,542		191
			$21,579		Owens-Illinois Inc (a)	6,209		121
					Packaging Corp of America	1,190		42
Miscellaneous Manufacturing - 2.73%					Rock-Tenn Co	9,056		663
3M Co	10,148		889		Sonoco Products Co	14,783		460
Carlisle Cos Inc	8,332		463
Cooper Industries PLC	7,583		568					$2,597
Crane Co	7,116		299		Pharmaceuticals - 9.23%
Danaher Corp	41,419		2,143		Abbott Laboratories	11,847		776
Dover Corp	19,878		1,157		AmerisourceBergen Corp	351,000		13,843
Eaton Corp	36,557		1,726		Bristol-Myers Squibb Co	22,501		748
General Electric Co	2,272,777		47,865		Cardinal Health Inc	23,051		948
Illinois Tool Works Inc	3,453		212		Eli Lilly & Co	660,471		32,119
Ingersoll-Rand PLC	7,785		366		Endo Health Solutions Inc (a)	436,595		12,513
ITT Corp	10,210		212		Express Scripts Holding Co (a)	247,700		15,243
Leggett & Platt Inc	21,565		572		Forest Laboratories Inc (a)	27,343		922
Parker Hannifin Corp	12,030		946		Herbalife Ltd	318,608		16,361
Pentair Ltd	26,752		1,130		Johnson & Johnson	281,337		19,924
Textron Inc	39,329		992		Merck & Co Inc	741,989		33,857
Trinity Industries Inc	12,209		382		Omnicare Inc	16,358		565
			$59,922		Pfizer Inc	1,604,460		39,903

Office & Business Equipment - 0.05%					Teva Pharmaceutical Industries Ltd ADR	368,100		14,879
Pitney Bowes Inc	9,427		135					$202,601
Xerox Corp	131,927		850		Pipelines - 0.07%
			$985		Spectra Energy Corp	56,202		1,623

Oil & Gas - 16.07%
Anadarko Petroleum Corp	43,470		2,991		Private Equity - 0.03%
Apache Corp	247,206		20,457		American Capital Ltd (a)	48,158		568
Atwood Oceanics Inc (a)	5,652		270
Chesapeake Energy Corp	69,743		1,413
Chevron Corp	627,590		69,167		Real Estate - 0.02%
Cimarex Energy Co	13,031		745		Jones Lang LaSalle Inc	6,334		492
ConocoPhillips	711,253		41,146
Denbury Resources Inc (a)	58,071		890		REITS - 3.44%
Devon Energy Corp	204,914		11,928		Alexandria Real Estate Equities Inc	9,434		664
Diamond Offshore Drilling Inc	9,964		690		American Campus Communities Inc	12,289		557
Energen Corp	10,961		511		American Capital Agency Corp	554,307		18,304
Exxon Mobil Corp	850,128		77,506		Annaly Capital Management Inc	898,928		14,509
Helmerich & Payne Inc	11,198		535		Apartment Investment & Management Co	496,877		13,261
Hess Corp	32,053		1,675		AvalonBay Communities Inc	9,590		1,300
HollyFrontier Corp	421,720		16,291		Boston Properties Inc	12,520		1,331
Marathon Oil Corp	495,434		14,893		Brandywine Realty Trust	19,861		230
Marathon Petroleum Corp	332,575		18,269		BRE Properties Inc	7,952		384
Murphy Oil Corp	20,365		1,222		Camden Property Trust	2,951		194
Newfield Exploration Co (a)	509,529		13,818		CBL & Associates Properties Inc	21,516		481
Noble Energy Inc	12,049		1,145		CommonWealth REIT	12,737		175
Occidental Petroleum Corp	142,812		11,276		DDR Corp	33,718		518
Patterson-UTI Energy Inc	855,169		13,837		Douglas Emmett Inc	21,565		506
Phillips 66	146,219		6,896		Duke Realty Corp	39,284		569
See accompanying notes					330

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Semiconductors (continued)
Equity Lifestyle Properties Inc	1,040		$70		KLA-Tencor Corp	24,876		$1,157
Equity Residential	27,845		1,599		Lam Research Corp (a)	315,500		11,169
Extra Space Storage Inc	5,579		192		Marvell Technology Group Ltd	68,041		537
Federal Realty Investment Trust	2,229		240		Maxim Integrated Products Inc	21,717		598
General Growth Properties Inc	45,812		901		NVIDIA Corp	60,610		725
Hatteras Financial Corp	15,047		410		ON Semiconductor Corp (a)	68,910		424
HCP Inc	39,236		1,738		PMC - Sierra Inc (a)	34,225		160
Health Care REIT Inc	23,278		1,383		Teradyne Inc (a)	23,758		347
Home Properties Inc	3,283		200		Texas Instruments Inc	32,566		915
Hospitality Properties Trust	18,119		419					$21,036
Host Hotels & Resorts Inc	72,359		1,046
Kilroy Realty Corp	10,257		455		Shipbuilding - 0.01%
Kimco Realty Corp	41,227		805		Huntington Ingalls Industries Inc	7,361		312
Liberty Property Trust	14,998		527
Macerich Co/The	19,193		1,094		Software - 1.76%
Mack-Cali Realty Corp	13,329		346		Activision Blizzard Inc	63,895		696
National Retail Properties Inc	15,495		491		Adobe Systems Inc (a)	30,673		1,043
Post Properties Inc	4,613		225		Akamai Technologies Inc (a)	2,536		96
Prologis Inc	39,685		1,361		Allscripts Healthcare Solutions Inc (a)	27,640		357
Rayonier Inc	3,687		181		CA Inc	32,257		726
Realty Income Corp	20,104		789		Compuware Corp (a)	29,865		259
Regency Centers Corp	5,183		249		Dun & Bradstreet Corp/The	2,266		184
Retail Properties of America Inc	12,924		158		Fidelity National Information Services Inc	37,316		1,227
Senior Housing Properties Trust	26,233		577		Fiserv Inc (a)	3,419		256
Simon Property Group Inc	6,981		1,063		Microsoft Corp	549,795		15,688
Taubman Centers Inc	5,864		461		Oracle Corp	582,800		18,096
UDR Inc	35,816		869					$38,628
Ventas Inc	29,066		1,839
Vornado Realty Trust	18,669		1,497		Telecommunications - 3.22%
Weingarten Realty Investors	17,955		485		Amdocs Ltd	24,430		808
Weyerhaeuser Co	31,902		883		AT&T Inc	678,409		23,466
			$75,536		CenturyLink Inc	53,490		2,053
					Cisco Systems Inc	720,986		12,358
Retail - 5.04%					Corning Inc	148,551		1,745
Advance Auto Parts Inc	139,100		9,868		EchoStar Corp (a)	4,248		135
American Eagle Outfitters Inc	6,357		133		Harris Corp	12,323		564
Best Buy Co Inc	38,995		593		Juniper Networks Inc (a)	46,139		765
Chico's FAS Inc	9,163		170		Sprint Nextel Corp (a)	260,181		1,441
CVS Caremark Corp	112,985		5,242		Vodafone Group PLC ADR	487,600		13,272
Darden Restaurants Inc	66,900		3,520		Windstream Corp	1,477,100		14,092
Dillard's Inc	4,617		356					$70,699
DSW Inc	255		16
Foot Locker Inc	190,063		6,367		Textiles - 0.05%
GameStop Corp	18,524		423		Cintas Corp	8,771		367
					Mohawk Industries Inc (a)	8,654		722
Guess? Inc	9,379		232
Kohl's Corp	22,108		1,178					$1,089
Lowe's Cos Inc	101,709		3,293		Toys, Games & Hobbies - 0.02%
Macy's Inc	35,011		1,333		Hasbro Inc	1,620		58
Nu Skin Enterprises Inc	24,861		1,177		Mattel Inc	11,145		410
PVH Corp	785		86					$468
Ross Stores Inc	191,681		11,683
Sally Beauty Holdings Inc (a)	1,041		25		Transportation - 1.10%
Signet Jewelers Ltd	12,323		638		Con-way Inc	3,653		106
Staples Inc	67,618		779		CSX Corp	49,929		1,022
Target Corp	60,934		3,885		FedEx Corp	31,991		2,943
TJX Cos Inc	456,961		19,023		Norfolk Southern Corp	323,871		19,870
Walgreen Co	604,085		21,282		UTI Worldwide Inc	14,994		208
Wal-Mart Stores Inc	39,404		2,956					$24,149
Williams-Sonoma Inc	5,621		260
Yum! Brands Inc	229,201		16,069		Water - 0.40%
			$110,587		American Water Works Co Inc	239,567		8,802

Savings & Loans - 0.08%					TOTAL COMMON STOCKS			$2,091,090
First Niagara Financial Group Inc	52,401		434
New York Community Bancorp Inc	65,287		905
People's United Financial Inc	41,417		498
			$1,837

Semiconductors - 0.96%
Analog Devices Inc	23,683		926
Applied Materials Inc	126,526		1,341
Intel Corp	126,564		2,737

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2012

	Maturity
REPURCHASE AGREEMENTS - 4.53%	Amount (000's)	Value (000's)

Banks- 4.53%
Investment in Joint Trading Account; Credit	$32,907	$32,907
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $33,564,969; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	15,357	15,356
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $15,663,652; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	23,035	23,035
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $23,495,478; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	28,236	28,236
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $28,800,980; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$99,534
TOTAL REPURCHASE AGREEMENTS		$99,534
Total Investments		$2,190,624
Other Assets in Excess of Liabilities, Net - 0.21%		$4,567
TOTAL NET ASSETS - 100.00%		$2,195,191

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		26 .22%
Consumer, Non-cyclical		19 .51%
Energy		18 .19%
Consumer, Cyclical		9 .00%
Industrial		8 .34%
Communications		6 .28%
Technology		5 .20%
Basic Materials		4 .40%
Utilities		2 .65%
Other Assets in Excess of Liabilities, Net		0 .21%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	1,497	$107,627	$105,299	$(2,328)
Total					$(2,328)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2012

COMMON STOCKS - 96.80%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.03%					Banks (continued)
Interpublic Group of Cos Inc/The	20,404		$206		Morgan Stanley	45,913		$798
Lamar Advertising Co (a)	527		21		Northern Trust Corp	7,507		359
			$227		PNC Financial Services Group Inc	101,576		5,911
					Regions Financial Corp	46,072		300
Aerospace & Defense - 2.79%					Signature Bank/New York NY (a)	2,024		144
Alliant Techsystems Inc	1,565		90		State Street Corp	129,011		5,750
Boeing Co/The	76,859		5,414		SunTrust Banks Inc	15,872		432
Exelis Inc	9,385		104		US Bancorp	62,693		2,082
General Dynamics Corp	76,741		5,225		Wells Fargo & Co	570,874		19,233
L-3 Communications Holdings Inc	31,573		2,330					$95,478
Lockheed Martin Corp	1,391		130
Northrop Grumman Corp	9,217		633		Beverages - 0.81%
Raytheon Co	131,915		7,461		Beam Inc	4,647		258
Spirit Aerosystems Holdings Inc (a)	4,492		70		Brown-Forman Corp	955		61
Triumph Group Inc	1,608		105		Coca-Cola Enterprises Inc	8,201		258
			$21,562		Constellation Brands Inc (a)	7,698		272
					Molson Coors Brewing Co	6,591		285
Agriculture - 2.51%					PepsiCo Inc	73,900		5,117
Altria Group Inc	162,441		5,165					$6,251
Archer-Daniels-Midland Co	19,453		522
Bunge Ltd	4,298		305		Biotechnology - 0.06%
Imperial Tobacco Group PLC ADR	42,900		3,239		Bio-Rad Laboratories Inc (a)	1,048		106
Philip Morris International Inc	111,008		9,831		Life Technologies Corp (a)	7,926		388
Reynolds American Inc	8,176		341					$494

			$19,403		Chemicals - 1.25%
Airlines - 0.06%					Air Products & Chemicals Inc	7,096		550
Copa Holdings SA	397		37		Albemarle Corp	1,904		105
Delta Air Lines Inc (a)	15,027		145		Ashland Inc	3,845		274
Southwest Airlines Co	30,316		267		Cabot Corp	3,305		118
			$449		CF Industries Holdings Inc	1,699		349
					Cytec Industries Inc	2,413		166
Apparel - 0.00%					Dow Chemical Co/The	222,474		6,518
Deckers Outdoor Corp (a)	732		21
					Eastman Chemical Co	1,344		80
					Huntsman Corp	9,369		141
Automobile Manufacturers - 1.07%					Intrepid Potash Inc (a)	1,415		31
Ford Motor Co	123,925		1,383		Kronos Worldwide Inc	1,036		14
General Motors Co (a)	252,184		6,431		LyondellBasell Industries NV	9,908		529
Oshkosh Corp (a)	4,568		137		Mosaic Co/The	9,866		516
PACCAR Inc	8,104		351		Rockwood Holdings Inc	2,350		108
			$8,302		RPM International Inc	3,937		105
					Westlake Chemical Corp	886		67
Automobile Parts & Equipment - 0.13%					WR Grace & Co (a)	429		27
Johnson Controls Inc	19,968		514					$9,698
Lear Corp	4,996		213
TRW Automotive Holdings Corp (a)	4,934		229		Coal - 0.06%
WABCO Holdings Inc (a)	232		14		Peabody Energy Corp	13,346		372
			$970		Walter Energy Inc	3,060		107
								$479
Banks - 12.36%
Associated Banc-Corp	9,061		117		Commercial Services - 0.22%
Bank of America Corp	1,357,567		12,652		Aaron's Inc	1,157		36
Bank of Hawaii Corp	2,383		105		ADT Corp/The (a)	8,482		352
Bank of New York Mellon Corp/The	35,172		869		Booz Allen Hamilton Holding Corp	717		10
BB&T Corp	22,789		660		CoreLogic Inc/United States (a)	5,567		132
BOK Financial Corp	1,274		75		DeVry Inc	3,207		84
Capital One Financial Corp	144,006		8,665		Equifax Inc	657		33
CapitalSource Inc	11,370		90		Genpact Ltd	1,265		22
CIT Group Inc (a)	130,100		4,842		H&R Block Inc	5,364		95
Citigroup Inc	242,980		9,085		Manpower Inc	4,201		159
City National Corp/CA	2,430		124		Paychex Inc	1,079		35
Comerica Inc	9,634		287		Quanta Services Inc (a)	10,753		279
Commerce Bancshares Inc/MO	3,894		148		RR Donnelley & Sons Co	9,277		93
East West Bancorp Inc	7,434		158		Service Corp International/US	10,637		149
Fifth Third Bancorp	29,994		436		Total System Services Inc	1,126		25
First Citizens BancShares Inc/NC	280		47		Towers Watson & Co	2,974		160
Fulton Financial Corp	10,125		99		Verisk Analytics Inc (a)	1,032		53
Goldman Sachs Group Inc/The	14,440		1,767					$1,717
Huntington Bancshares Inc/OH	44,138		282		Computers - 1.69%
JP Morgan Chase & Co	463,074		19,301		Brocade Communications Systems Inc (a)	23,702		126
KeyCorp	32,176		271
M&T Bank Corp	3,738		389		Computer Sciences Corp	7,814		238
					Dell Inc	48,836		451

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
Diebold Inc	2,844		$85		SCANA Corp	6,104		$300
DST Systems Inc	1,497		85		Southern Co/The	25,618		1,200
EMC Corp/MA (a)	195,900		4,784		Westar Energy Inc	6,079		181
Hewlett-Packard Co	65,495		907		Wisconsin Energy Corp	8,097		311
International Business Machines Corp	27,900		5,427		Xcel Energy Inc	17,018		481
Lexmark International Inc	3,770		80					$25,797
NetApp Inc (a)	5,850		157
SanDisk Corp (a)	7,151		299		Electrical Components & Equipment - 0.66%
Synopsys Inc (a)	6,614		213		Emerson Electric Co	100,213		4,853
Western Digital Corp	6,840		234		Hubbell Inc	498		42
			$13,086		Molex Inc	6,765		176
								$5,071
Consumer Products - 0.11%
Avery Dennison Corp	5,123		166		Electronics - 2.15%
					Avnet Inc (a)	7,106		204
Clorox Co/The	4,561		330
Jarden Corp	3,008		150		AVX Corp	2,437		24
Kimberly-Clark Corp	2,166		180		FLIR Systems Inc	1,473		29
			$826		Garmin Ltd	4,950		188
					Honeywell International Inc	195,200		11,954
Cosmetics & Personal Care - 0.67%					Itron Inc (a)	2,138		88
Procter & Gamble Co/The	75,039		5,196		Jabil Circuit Inc	7,411		128
					TE Connectivity Ltd	80,800		2,600
					Tech Data Corp (a)	2,175		96
Distribution & Wholesale - 0.06%
Arrow Electronics Inc (a)	5,464		193		Thermo Fisher Scientific Inc	12,384		756
Ingram Micro Inc (a)	8,054		122		Tyco International Ltd	16,965		456
					Vishay Intertechnology Inc (a)	7,244		60
WESCO International Inc (a)	2,134		138
			$453					$16,583
					Engineering & Construction - 0.12%
Diversified Financial Services - 2.79%					AECOM Technology Corp (a)	5,531		119
Affiliated Managers Group Inc (a)	744		94
American Express Co	154,274		8,635		Chicago Bridge & Iron Co NV ADR	2,106		79
					Fluor Corp	2,095		117
Ameriprise Financial Inc	57,757		3,371		Jacobs Engineering Group Inc (a)	6,481		250
BlackRock Inc	2,062		391
Charles Schwab Corp/The	31,543		428		KBR Inc	7,577		211
CME Group Inc/IL	9,827		550		URS Corp	3,943		132
Discover Financial Services	18,461		757					$908
Federated Investors Inc	760		18		Entertainment - 0.04%
Franklin Resources Inc	3,879		496		Dolby Laboratories Inc (a)	1,030		32
Invesco Ltd	13,241		322		International Game Technology	6,450		83
NASDAQ OMX Group Inc/The	5,415		129		Penn National Gaming Inc (a)	2,971		120
NYSE Euronext	12,444		308		Regal Entertainment Group	2,849		44
Raymond James Financial Inc	5,771		220					$279
SLM Corp	321,500		5,652
TD Ameritrade Holding Corp	11,363		178		Environmental Control - 0.14%
			$21,549		Republic Services Inc	11,108		315
					Waste Connections Inc	5,971		196
Electric - 3.34%					Waste Management Inc	16,966		555
AES Corp/VA	33,008		345					$1,066
Alliant Energy Corp	5,671		253
Ameren Corp	12,215		402		Food- 1.32%
American Electric Power Co Inc	135,625		6,027		Campbell Soup Co	1,831		65
CMS Energy Corp	12,899		314		ConAgra Foods Inc	15,534		432
Consolidated Edison Inc	9,844		594		General Mills Inc	145,581		5,835
Dominion Resources Inc/VA	54,873		2,896		HJ Heinz Co	6,073		349
DTE Energy Co	5,857		364		Ingredion Inc	2,942		181
Duke Energy Corp	24,723		1,624		JM Smucker Co/The	4,224		362
					Kraft Foods Group Inc (a)	20,899		950
Edison International	9,610		451
Entergy Corp	54,523		3,958		Mondelez International Inc	62,697		1,664
Exelon Corp	25,141		899		Safeway Inc	10,662		174
					Smithfield Foods Inc (a)	7,891		162
FirstEnergy Corp	12,278		561
Great Plains Energy Inc	7,004		157					$10,174
Hawaiian Electric Industries Inc	5,028		130		Forest Products & Paper - 0.09%
MDU Resources Group Inc	9,498		206		Domtar Corp	1,770		141
NextEra Energy Inc	14,576		1,021		International Paper Co	14,555		522
Northeast Utilities	9,246		363					$663
NRG Energy Inc	11,463		247
NV Energy Inc	11,562		220		Gas- 0.20%
OGE Energy Corp	5,004		288		Atmos Energy Corp	4,530		163
PG&E Corp	14,760		628		CenterPoint Energy Inc	14,716		319
Pinnacle West Capital Corp	5,572		295		Questar Corp	7,195		146
PPL Corp	20,377		603		Sempra Energy	8,422		587
Public Service Enterprise Group Inc	14,906		478		UGI Corp	5,775		187
See accompanying notes					334

Schedule of Investments
LargeCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)					Insurance (continued)
Vectren Corp	4,368		$129		Lincoln National Corp	14,371		$356
			$1,531		Loews Corp	9,198		389
					Marsh & McLennan Cos Inc	5,567		190
Hand & Machine Tools - 0.85%					MetLife Inc	203,513		7,223
Kennametal Inc	3,861		137		PartnerRe Ltd	3,162		256
Regal-Beloit Corp	2,064		134		ProAssurance Corp	1,500		134
Snap-on Inc	2,381		184		Progressive Corp/The	18,004		402
Stanley Black & Decker Inc	88,061		6,103		Protective Life Corp	4,324		118
			$6,558		Prudential Financial Inc	16,308		930
Healthcare - Products - 4.04%					Reinsurance Group of America Inc	3,611		191
Baxter International Inc	208,103		13,034		RenaissanceRe Holdings Ltd	2,644		215
Becton Dickinson and Co	674		51		StanCorp Financial Group Inc	2,267		78
Covidien PLC	112,445		6,179		Torchmark Corp	4,824		244
Henry Schein Inc (a)	1,901		140		Travelers Cos Inc/The	43,486		3,085
Hill-Rom Holdings Inc	3,039		85		Validus Holdings Ltd	4,127		148
Medtronic Inc	219,830		9,141		WR Berkley Corp	5,435		211
Sirona Dental Systems Inc (a)	2,219		127					$44,789
St Jude Medical Inc	48,520		1,857		Internet - 0.24%
Stryker Corp	4,205		221		AOL Inc (a)	3,531		121
Zimmer Holdings Inc	5,520		354		Expedia Inc	1,606		95
			$31,189		IAC/InterActiveCorp	3,351		162
Healthcare - Services - 2.31%					Liberty Interactive Corp (a)	15,814		317
Aetna Inc	11,713		512		Liberty Ventures (a)	1,608		92
Cigna Corp	9,699		495		Symantec Corp (a)	22,169		403
Community Health Systems Inc (a)	4,453		122		VeriSign Inc (a)	618		23
Covance Inc (a)	2,612		127		Yahoo! Inc (a)	39,754		668
Coventry Health Care Inc	6,738		294					$1,881
Health Net Inc (a)	4,239		91
					Iron & Steel - 0.15%
Humana Inc	5,502		409		Carpenter Technology Corp	2,004		98
Mednax Inc (a)	2,409		166
					Cliffs Natural Resources Inc	6,980		253
Quest Diagnostics Inc	4,107		237		Commercial Metals Co	5,826		80
UnitedHealth Group Inc	156,395		8,758		Nucor Corp	10,643		427
WellPoint Inc	108,962		6,677		Reliance Steel & Aluminum Co	3,681		200
			$17,888		Steel Dynamics Inc	8,836		112
Home Builders - 0.09%								$1,170
DR Horton Inc	13,258		278		Leisure Products & Services - 0.88%
Lennar Corp	8,425		316		Carnival Corp	179,873		6,814
NVR Inc (a)	27		24
Thor Industries Inc	2,345		89
			$707		Lodging - 0.01%
					Choice Hotels International Inc	1,473		46
Home Furnishings - 0.07%					Marriott International Inc/DE	970		36
Harman International Industries Inc	3,452		145					$82
Whirlpool Corp	3,889		380
			$525		Machinery - Construction & Mining - 0.02%
					Terex Corp (a)	5,685		128
Housewares - 0.04%
Newell Rubbermaid Inc	14,203		293
					Machinery - Diversified - 0.95%
					AGCO Corp (a)	4,763		217
Insurance - 5.80%					CNH Global NV (a)	1,402		63
ACE Ltd	83,453		6,564		Flowserve Corp	20,662		2,799
Aflac Inc	135,079		6,724		Gardner Denver Inc	2,452		170
Allied World Assurance Co Holdings AG	873		70		IDEX Corp	3,316		141
Allstate Corp/The	17,079		683		Nordson Corp	237		14
American Financial Group Inc/OH	4,031		156		Xylem Inc/NY	158,731		3,850
American International Group Inc (a)	164,326		5,740		Zebra Technologies Corp (a)	2,240		80
American National Insurance Co	411		30					$7,334
Aon PLC	8,808		475
Arch Capital Group Ltd (a)	5,893		260		Media - 3.06%
Assurant Inc	4,201		159		CBS Corp	17,770		576
Axis Capital Holdings Ltd	5,363		194		Comcast Corp - Class A	188,482		7,070
Berkshire Hathaway Inc - Class B (a)	62,000		5,354		DISH Network Corp	2,491		89
Brown & Brown Inc	5,218		133		Gannett Co Inc	11,512		195
Chubb Corp/The	9,797		754		John Wiley & Sons Inc	1,303		56
CNA Financial Corp	1,507		44		Liberty Media Corp - Liberty Capital (a)	3,352		374
Everest Re Group Ltd	2,583		287		News Corp - Class A	45,391		1,086
Fidelity National Financial Inc	10,916		234		Thomson Reuters Corp	10,897		308
Hartford Financial Services Group Inc	118,900		2,581		Time Warner Inc	154,110		6,696
HCC Insurance Holdings Inc	4,958		177

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Media (continued)					Oil & Gas Services (continued)
Walt Disney Co/The	145,915		$7,160		Cameron International Corp (a)	2,873		$145
			$23,610		Halliburton Co	22,408		724
					National Oilwell Varco Inc	11,730		864
Metal Fabrication & Hardware - 0.02%					Oil States International Inc (a)	377		28
Timken Co	3,902		154					$2,414

					Packaging & Containers - 0.11%
Mining - 0.31%					Bemis Co Inc	5,050		167
Alcoa Inc	31,316		269		Crown Holdings Inc (a)	5,542		212
Freeport-McMoRan Copper & Gold Inc	31,583		1,228		Greif Inc	1,535		64
Newmont Mining Corp	14,470		789		Owens-Illinois Inc (a)	2,101		41
Southern Copper Corp	2,057		78		Packaging Corp of America	402		14
			$2,364		Rock-Tenn Co	3,063		224
Miscellaneous Manufacturing - 3.09%					Sonoco Products Co	5,000		156
3M Co	3,434		301					$878
Carlisle Cos Inc	2,816		156
Cooper Industries PLC	2,566		192		Pharmaceuticals - 9.68%
					Abbott Laboratories	80,808		5,295
Crane Co	2,416		101		Bristol-Myers Squibb Co	7,614		253
Danaher Corp	14,022		725		Cardinal Health Inc	142,599		5,865
Dover Corp	6,729		392		Eli Lilly & Co	21,968		1,068
Eaton Corp	12,375		584		Endo Health Solutions Inc (a)	2,241		64
General Electric Co	565,210		11,903		Forest Laboratories Inc (a)	9,252		312
Illinois Tool Works Inc	129,668		7,953		Johnson & Johnson	279,097		19,766
Ingersoll-Rand PLC	2,633		124
ITT Corp	3,454		72		Merck & Co Inc	217,504		9,925
					Novartis AG ADR	93,600		5,659
Leggett & Platt Inc	7,300		194		Omnicare Inc	5,534		191
Parker Hannifin Corp	4,069		320
Pentair Ltd	9,055		383		Pfizer Inc	714,565		17,771
					Sanofi ADR	76,200		3,341
Textron Inc	13,320		336		Teva Pharmaceutical Industries Ltd ADR	131,000		5,295
Trinity Industries Inc	4,132		129
			$23,865					$74,805
					Pipelines - 0.52%
Office & Business Equipment - 0.04%					Spectra Energy Corp	138,404		3,996
Pitney Bowes Inc	3,189		46
Xerox Corp	44,641		287
			$333		Private Equity - 0.02%
					American Capital Ltd (a)	16,295		192
Oil & Gas - 12.32%
Anadarko Petroleum Corp	93,116		6,408
Apache Corp	13,932		1,153		Real Estate - 0.02%
Atwood Oceanics Inc (a)	1,911		91		Jones Lang LaSalle Inc	2,142		167
BP PLC ADR	98,800		4,237
Chesapeake Energy Corp	23,610		478		REITS - 1.40%
Chevron Corp	139,131		15,334		Alexandria Real Estate Equities Inc	3,193		225
Cimarex Energy Co	4,411		252		American Campus Communities Inc	4,159		189
ConocoPhillips	164,780		9,533		American Capital Agency Corp	10,083		333
Denbury Resources Inc (a)	19,659		301
					Annaly Capital Management Inc	28,269		456
Devon Energy Corp	14,352		835		Apartment Investment & Management Co	2,123		57
Diamond Offshore Drilling Inc	3,371		233		AvalonBay Communities Inc	3,244		440
Energen Corp	3,711		173		Boston Properties Inc	4,235		450
EQT Corp	90,100		5,463		Brandywine Realty Trust	6,768		79
Exxon Mobil Corp	138,144		12,595		BRE Properties Inc	2,690		130
Helmerich & Payne Inc	3,791		181		Camden Property Trust	998		66
Hess Corp	10,850		567		CBL & Associates Properties Inc	7,280		163
HollyFrontier Corp	7,111		275		CommonWealth REIT	4,312		59
Marathon Oil Corp	418,991		12,595		DDR Corp	11,410		175
Marathon Petroleum Corp	12,091		664		Douglas Emmett Inc	7,296		171
Murphy Oil Corp	6,890		413		Duke Realty Corp	13,287		192
Newfield Exploration Co (a)	6,792		184
					Equity Lifestyle Properties Inc	364		25
Noble Energy Inc	4,079		388		Equity Residential	9,421		541
Occidental Petroleum Corp	210,340		16,609		Extra Space Storage Inc	1,886		65
Patterson-UTI Energy Inc	8,023		130		Federal Realty Investment Trust	757		82
Phillips 66	98,890		4,664		General Growth Properties Inc	15,502		305
Plains Exploration & Production Co (a)	6,488		231
					Hatteras Financial Corp	5,094		139
QEP Resources Inc	8,738		253		HCP Inc	13,276		588
Tesoro Corp	7,348		277		Health Care REIT Inc	7,880		468
Unit Corp (a)	2,442		99
					Home Properties Inc	1,109		67
Valero Energy Corp	19,621		571		Hospitality Properties Trust	6,175		143
			$95,187		Host Hotels & Resorts Inc	24,496		354
Oil & Gas Services - 0.31%					Kilroy Realty Corp	3,471		154
Baker Hughes Inc	15,560		653		Kimco Realty Corp	13,957		273

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Software (continued)
Liberty Property Trust	5,075		$178		Compuware Corp (a)	10,104		$87
Macerich Co/The	6,494		370		Dun & Bradstreet Corp/The	765		62
Mack-Cali Realty Corp	4,511		117		Fidelity National Information Services Inc	12,633		415
National Retail Properties Inc	5,242		166		Fiserv Inc (a)	1,156		87
Post Properties Inc	1,559		76		Microsoft Corp	514,015		14,667
Prologis Inc	13,425		460		Oracle Corp	165,400		5,136
Rayonier Inc	1,247		61					$21,442
Realty Income Corp	6,809		267
Regency Centers Corp	1,752		84		Telecommunications - 5.47%
Retail Properties of America Inc	4,374		54		Amdocs Ltd	8,266		273
Senior Housing Properties Trust	8,880		195		AT&T Inc	402,854		13,935
Simon Property Group Inc	2,361		359		CenturyLink Inc	18,094		694
Taubman Centers Inc	1,984		156		Cisco Systems Inc	608,383		10,428
UDR Inc	12,119		294		Corning Inc	50,266		590
					EchoStar Corp (a)	1,438		46
Ventas Inc	9,835		622
Vornado Realty Trust	6,316		507		Harris Corp	4,171		191
					Juniper Networks Inc (a)	15,619		259
Weingarten Realty Investors	6,102		165		Sprint Nextel Corp (a)	88,040		488
Weyerhaeuser Co	10,800		299
			$10,819		Verizon Communications Inc	127,900		5,709
					Vodafone Group PLC ADR	354,700		9,655
Retail - 4.18%								$42,268
Advance Auto Parts Inc	43,080		3,056
American Eagle Outfitters Inc	2,150		45		Textiles - 0.05%
Best Buy Co Inc	13,194		201		Cintas Corp	2,967		124
					Mohawk Industries Inc (a)	2,929		245
Chico's FAS Inc	3,100		58
CVS Caremark Corp	150,374		6,977					$369
Dillard's Inc	1,560		120		Toys, Games & Hobbies - 0.02%
Foot Locker Inc	5,909		198		Hasbro Inc	568		20
GameStop Corp	6,271		143		Mattel Inc	3,770		139
Guess? Inc	3,172		78					$159
Kohl's Corp	7,479		398
Lowe's Cos Inc	34,416		1,114		Transportation - 0.99%
Macy's Inc	11,846		451		Con-way Inc	1,235		36
PVH Corp	352		39		CSX Corp	16,902		346
Sally Beauty Holdings Inc (a)	411		10		FedEx Corp	10,830		996
Signet Jewelers Ltd	4,170		216		Norfolk Southern Corp	11,940		733
Staples Inc	23,277		268		Union Pacific Corp	44,502		5,475
Target Corp	96,818		6,172		UTI Worldwide Inc	5,073		70
Walgreen Co	183,387		6,461					$7,656
Wal-Mart Stores Inc	83,239		6,245		Water- 0.04%
Williams-Sonoma Inc	1,901		88		American Water Works Co Inc	8,963		329
			$32,338
Savings & Loans - 0.08%					TOTAL COMMON STOCKS			$747,952
First Niagara Financial Group Inc	17,740		147			Maturity
New York Community Bancorp Inc	22,102		306		REPURCHASE AGREEMENTS - 3.05%	Amount (000's)	Value	(000	's)
People's United Financial Inc	14,021		169		Banks- 3.05%
			$622		Investment in Joint Trading Account; Bank of	$6,689		$6,689
Semiconductors - 2.11%					America Repurchase Agreement; 0.23%
Analog Devices Inc	8,013		313		dated 10/31/2012 maturing 11/01/2012
Applied Materials Inc	42,835		454		(collateralized by US Government
Intel Corp	393,626		8,512		Securities; $6,822,297; 0.00% - 5.25%;
KLA-Tencor Corp	8,421		392		dated 05/01/13 - 04/15/42)
Marvell Technology Group Ltd	23,023		182		Investment in Joint Trading Account; Credit	7,795		7,795
Maxim Integrated Products Inc	7,351		202		Suisse Repurchase Agreement; 0.25%
NVIDIA Corp	20,519		246		dated 10/31/2012 maturing 11/01/2012
ON Semiconductor Corp (a)	23,329		143		(collateralized by US Government
PMC - Sierra Inc (a)	11,576		54		Securities; $7,950,778; 0.00% - 11.25%;
Teradyne Inc (a)	8,038		118		dated 02/15/15 - 08/15/39)
Texas Instruments Inc	201,919		5,672		Investment in Joint Trading Account; Deutsche	3,638		3,638
			$16,288		Bank Repurchase Agreement; 0.32% dated
					10/31/2012 maturing 11/01/2012
Shipbuilding - 0.01%					(collateralized by US Government
Huntington Ingalls Industries Inc	2,492		106		Securities; $3,710,363; 0.00% - 8.20%;
					dated 05/01/12 - 07/15/37)
Software - 2.77%
Activision Blizzard Inc	21,641		236
Adobe Systems Inc (a)	10,378		353
Akamai Technologies Inc (a)	857		32
Allscripts Healthcare Solutions Inc (a)	9,352		121
CA Inc	10,914		246
See accompanying notes					337

Schedule of Investments LargeCap Value Fund III October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; JP	$5,456	$5,455
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $5,565,543; 0.00% - 8.38%;
dated 02/08/13 - 04/23/32)
		$23,577
TOTAL REPURCHASE AGREEMENTS		$23,577
Total Investments		$771,529
Other Assets in Excess of Liabilities, Net - 0.15%		$1,175
TOTAL NET ASSETS - 100.00%		$772,704

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		25 .52%
Consumer, Non-cyclical		21 .73%
Energy		13 .21%
Industrial		11 .90%
Communications		8 .80%
Consumer, Cyclical		6 .70%
Technology		6 .61%
Utilities		3 .58%
Basic Materials		1 .80%
Other Assets in Excess of Liabilities, Net		0 .15%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	360	$25,809	$25,322	$(487)
Total					$(487)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2012

COMMON STOCKS - 99.30%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.34%					Healthcare - Services (continued)
Lamar Advertising Co (a)	1,251,664		$49,128		Quest Diagnostics Inc	606,569		$35,011
								$138,930

Banks - 2.47%					Holding Companies - Diversified - 1.45%
CIT Group Inc (a)	1,168,091		43,477		Leucadia National Corp	2,351,275		53,374
M&T Bank Corp	452,912		47,148
			$90,625
					Insurance - 13.82%
Beverages - 2.59%					Alleghany Corp (a)	63,775		22,168
Beam Inc	644,038		35,783		Aon PLC	1,079,915		58,261
DE Master Blenders 1753 NV (a)	1,756,459		21,543		Arch Capital Group Ltd (a)	818,628		36,142
Molson Coors Brewing Co	875,088		37,751		Brown & Brown Inc	1,813,936		46,346
			$95,077		Fairfax Financial Holdings Ltd	47,730		17,707
					Loews Corp	2,332,653		98,625
Building Materials - 0.66%					Markel Corp (a)	185,980		87,771
Martin Marietta Materials Inc	295,689		24,338		Marsh & McLennan Cos Inc	1,087,423		37,005
					Progressive Corp/The	1,913,224		42,665
Chemicals - 1.80%					White Mountains Insurance Group Ltd	75,835		38,881
Airgas Inc	510,581		45,426		Willis Group Holdings PLC	638,880		21,511
Ecolab Inc	298,887		20,803					$507,082

			$66,229		Internet - 3.95%
Commercial Services - 3.80%					Liberty Interactive Corp (a)	3,302,591		66,052
ADT Corp/The (a)	393,360		16,328		Liberty Ventures (a)	265,128		15,088
Ascent Capital Group Inc (a)	376,535		22,385		VeriSign Inc (a)	1,725,062		63,948
Iron Mountain Inc	622,173		21,527					$145,088
Live Nation Entertainment Inc (a)	1,282,070		11,731
Macquarie Infrastructure Co LLC	494,218		20,604		Lodging - 0.72%
Moody's Corp	977,508		47,077		Wynn Resorts Ltd	217,235		26,299
			$139,652
					Machinery - Diversified - 0.25%
Consumer Products - 0.45%					Xylem Inc/NY	372,850		9,045
Clorox Co/The	226,222		16,356

					Media - 9.71%
Distribution & Wholesale - 1.40%					Discovery Communications Inc - C Shares (a)	1,559,861		85,449
Fastenal Co	474,324		21,202		FactSet Research Systems Inc	158,031		14,310
WW Grainger Inc	148,909		29,992		Liberty Global Inc - A Shares (a)	710,120		42,628
			$51,194		Liberty Global Inc - B Shares (a)	572,431		32,222
Diversified Financial Services - 2.77%					Liberty Media Corp - Liberty Capital (a)	1,392,103		155,456
Charles Schwab Corp/The	3,453,046		46,892		McGraw-Hill Cos Inc/The	479,045		26,482
LPL Financial Holdings Inc	1,151,801		33,633					$356,547
SLM Corp	1,210,573		21,282		Mining - 1.64%
			$101,807		Franco-Nevada Corp	1,045,998		60,231
Electric - 1.71%
Brookfield Infrastructure Partners LP	645,280		22,165		Miscellaneous Manufacturing - 0.55%
Calpine Corp (a)	1,366,600		24,052
					Donaldson Co Inc	436,245		14,078
National Fuel Gas Co	311,679		16,426		Pentair Ltd	144,495		6,103
			$62,643					$20,181

Electronics - 2.19%					Oil & Gas - 3.76%
Gentex Corp/MI	2,171,083		37,386		Cimarex Energy Co	418,808		23,947
Sensata Technologies Holding NV (a)	856,854		24,138
					EOG Resources Inc	353,648		41,197
Tyco International Ltd	700,520		18,823		EQT Corp	320,704		19,444
			$80,347		Marathon Petroleum Corp	628,637		34,531
					Nabors Industries Ltd (a)	1,410,655		19,030
Entertainment - 0.54%
International Game Technology	1,552,013		19,928					$138,149
					Pharmaceuticals - 1.49%
Environmental Control - 0.48%					Mead Johnson Nutrition Co	193,724		11,945
Covanta Holding Corp	964,882		17,542		Valeant Pharmaceuticals International Inc (a)	762,954		42,672
								$54,617

Healthcare - Products - 3.32%					Pipelines - 4.36%
Becton Dickinson and Co	569,770		43,120		Kinder Morgan Inc/Delaware	1,813,540		62,948
CR Bard Inc	461,436		44,386		Kinder Morgan Inc/Delaware - Warrants (a)	660,727		2,544
DENTSPLY International Inc	932,497		34,353		Williams Cos Inc/The	2,699,874		94,468
			$121,859					$159,960

Healthcare - Services - 3.79%					Private Equity - 0.78%
Coventry Health Care Inc	535,126		23,353		Onex Corp	712,984		28,700
Laboratory Corp of America Holdings (a)	950,855		80,566

See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity
Real Estate - 5.15%					(continued)	Amount (000's)	Value(000	's)
Brookfield Asset Management Inc	3,157,971		$108,760		Banks (continued)
CBRE Group Inc (a)	1,504,612		27,113		Investment in Joint Trading Account; Merrill	$3,577	$3,577
Forest City Enterprises Inc (a)	2,383,712		38,259		Lynch Repurchase Agreement; 0.23%
Howard Hughes Corp/The (a)	214,311		15,002		dated 10/31/2012 maturing 11/01/2012
			$189,134		(collateralized by US Government
					Securities; $3,648,532; 0.00% - 9.38%;
REITS- 1.61%					dated 01/15/13 - 07/15/32)
General Growth Properties Inc	2,063,156		40,562				$12,609
Vornado Realty Trust	232,656		18,661		TOTAL REPURCHASE AGREEMENTS		$12,609
			$59,223		Total Investments		$3,657,563
Retail - 10.47%					Other Assets in Excess of Liabilities, Net - 0.36%		$13,045
AutoZone Inc (a)	131,510		49,316		TOTAL NET ASSETS - 100.00%		$3,670,608
Burger King Worldwide Inc	2,541,679		37,769
CarMax Inc (a)	861,664		29,081
Copart Inc (a)	1,095,955		31,553		(a) Non-Income Producing Security
Dollar General Corp (a)	853,527		41,499
O'Reilly Automotive Inc (a)	1,245,710		106,732
TJX Cos Inc	2,122,439		88,357		Portfolio Summary (unaudited)
			$384,307		Sector		Percent
Savings & Loans - 0.19%					Financial		27 .13%
BankUnited Inc	294,645		6,986		Communications		19 .60%
					Consumer, Non-cyclical		15 .44%
					Consumer, Cyclical		14 .13%
Semiconductors - 1.36%					Energy		8 .12%
Microchip Technology Inc	1,590,378		49,858		Industrial		4 .62%
					Technology		4 .00%
Software - 2.64%					Basic Materials		3 .44%
Fidelity National Information Services Inc	1,371,471		45,080		Utilities		1 .71%
Intuit Inc	872,831		51,864		Diversified		1 .45%
			$96,944		Other Assets in Excess of Liabilities, Net		0 .36%
					TOTAL NET ASSETS		100.00%
Telecommunications - 4.60%
Crown Castle International Corp (a)	761,281		50,815
EchoStar Corp (a)	999,608		31,748
Motorola Solutions Inc	1,208,436		62,452
SBA Communications Corp (a)	357,495		23,820
			$168,835

Textiles - 1.00%
Mohawk Industries Inc (a)	441,725		36,871

Transportation - 0.49%
Expeditors International of Washington Inc	488,072		17,868

TOTAL COMMON STOCKS			$3,644,954
	Maturity
REPURCHASE AGREEMENTS - 0.34%	Amount (000's)		Value(000	's)

Banks- 0.34%
Investment in Joint Trading Account; Credit	$4,169		$4,169
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $4,252,037; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	1,945		1,945
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $1,984,285; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	2,918		2,918
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $2,976,426; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)

See accompanying notes

Schedule of Investments
MidCap Growth Fund
October 31, 2012

COMMON STOCKS - 98.74%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Apparel - 4.69%					Media- 1.96%
Michael Kors Holdings Ltd (a)	50,084		$2,739		Charter Communications Inc (a)	26,590		$2,058
Under Armour Inc (a)	41,918		2,191
			$4,930		Mining - 3.49%
Banks - 1.47%					Agnico-Eagle Mines Ltd	35,500		2,004
Fifth Third Bancorp	106,100		1,542		Vulcan Materials Co	36,300		1,669
								$3,673
Biotechnology - 4.01%					Miscellaneous Manufacturing - 1.80%
Alexion Pharmaceuticals Inc (a)	19,740		1,784		Pentair Ltd	44,800		1,892
Regeneron Pharmaceuticals Inc (a)	6,130		872
Vertex Pharmaceuticals Inc (a)	32,420		1,564
					Oil & Gas - 4.33%
			$4,220		Cobalt International Energy Inc (a)	54,470		1,134
Building Materials - 2.41%					Pioneer Natural Resources Co	13,300		1,405
USG Corp (a)	94,835		2,533		Range Resources Corp	30,720		2,008
								$4,547
Chemicals - 2.00%					Packaging & Containers - 1.71%
CF Industries Holdings Inc	5,000		1,026		Rock-Tenn Co	24,600		1,800
Westlake Chemical Corp	14,100		1,072
			$2,098		Pharmaceuticals - 6.67%
Commercial Services - 3.51%					Catamaran Corp (a)	46,650		2,200
Alliance Data Systems Corp (a)	14,202		2,032		Medivation Inc (a)	39,220		2,005
Equifax Inc	33,025		1,652		Onyx Pharmaceuticals Inc (a)	7,700		603
			$3,684		Perrigo Co	9,980		1,148
					Watson Pharmaceuticals Inc (a)	12,300		1,057
Computers - 2.27%								$7,013
Teradata Corp (a)	34,940		2,387
					Real Estate - 2.70%
					CBRE Group Inc (a)	95,400		1,719
Diversified Financial Services - 2.15%					Realogy Holdings Corp (a)	31,400		1,116
Discover Financial Services	55,185		2,263					$2,835
					Retail - 13.12%
Electronics - 4.34%					American Eagle Outfitters Inc	81,660		1,704
FEI Co	49,364		2,718
Trimble Navigation Ltd (a)	39,200		1,849		Chico's FAS Inc	88,200		1,640
					Foot Locker Inc	59,420		1,991
			$4,567		Gap Inc/The	30,700		1,097
Entertainment - 1.10%					Genesco Inc (a)	17,016		975
Six Flags Entertainment Corp	20,292		1,159		GNC Holdings Inc	50,874		1,967
					Sally Beauty Holdings Inc (a)	43,820		1,055
					Ulta Salon Cosmetics & Fragrance Inc	25,467		2,349
Food - 3.53%					Urban Outfitters Inc (a)	28,300		1,012
Hershey Co/The	22,920		1,578					$13,790
Whole Foods Market Inc	22,558		2,137
			$3,715		Semiconductors - 0.73%
					ARM Holdings PLC ADR	23,700		767
Healthcare - Products - 5.01%
Cooper Cos Inc/The	26,875		2,580
Edwards Lifesciences Corp (a)	15,110		1,312		Software - 0.86%
Intuitive Surgical Inc (a)	2,529		1,371		ServiceNow Inc (a)	29,484		904
			$5,263
Home Builders - 4.03%					Telecommunications - 4.96%
Lennar Corp	68,545		2,568		SBA Communications Corp (a)	43,205		2,879
Toll Brothers Inc (a)	50,670		1,673		Sprint Nextel Corp (a)	422,200		2,339
			$4,241					$5,218
Home Furnishings - 2.20%					Transportation - 4.01%
Whirlpool Corp	23,700		2,315		Canadian Pacific Railway Ltd	26,900		2,476
					Kansas City Southern	21,645		1,742
								$4,218
Internet - 7.94%					TOTAL COMMON STOCKS			$103,807
Expedia Inc	49,095		2,904			Maturity
IAC/InterActiveCorp	48,707		2,355
LinkedIn Corp (a)	28,895		3,090		REPURCHASE AGREEMENTS - 1.38%	Amount (000's)	Value	(000	's)
			$8,349		Banks- 1.38%
					Investment in Joint Trading Account; Credit	$480		$479
Leisure Products & Services - 1.74%					Suisse Repurchase Agreement; 0.25%
Polaris Industries Inc	21,610		1,826		dated 10/31/2012 maturing 11/01/2012
					(collateralized by US Government
					Securities; $489,095; 0.00%; dated
					05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments MidCap Growth Fund October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value(000	's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	224	$224
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $228,244; 0.28% - 2.50%; dated
11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	336	336
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $342,367; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	411	411
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $419,677; 0.00% - 9.38%; dated
01/15/13 - 07/15/32)
		$1,450
TOTAL REPURCHASE AGREEMENTS		$1,450
Total Investments		$105,257
Liabilities in Excess of Other Assets, Net - (0.12)%		$(123)
TOTAL NET ASSETS - 100.00%		$105,134

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Cyclical		26 .88%
Consumer, Non-cyclical		22 .73%
Communications		14 .86%
Industrial		14 .27%
Financial		7 .70%
Basic Materials		5 .49%
Energy		4 .33%
Technology		3 .86%
Liabilities in Excess of Other Assets, Net		(0.12)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2012

COMMON STOCKS - 96.21%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.18%					Chemicals (continued)
Interpublic Group of Cos Inc/The	7,436		$75		CF Industries Holdings Inc	3,984		$817
Omnicom Group Inc	50,964		2,442		Eastman Chemical Co	22,686		1,344
			$2,517		FMC Corp	24,850		1,330
					International Flavors & Fragrances Inc	12,992		840
Aerospace & Defense - 1.10%					Intrepid Potash Inc (a)	22,900		498
B/E Aerospace Inc (a)	269,815		12,166
Moog Inc (a)	12,742		472		NewMarket Corp	6,594		1,788
					PPG Industries Inc	196,583		23,016
Rockwell Collins Inc	27,054		1,450		Rockwood Holdings Inc	82,149		3,770
Spirit Aerosystems Holdings Inc (a)	7,376		115
					RPM International Inc	13,997		373
TransDigm Group Inc	9,527		1,269		Sherwin-Williams Co/The	39,766		5,670
Triumph Group Inc	4,650		304		Sigma-Aldrich Corp	21,902		1,536
			$15,776		Valspar Corp	78,792		4,415
Agriculture - 0.49%					Westlake Chemical Corp	1,263		96
Lorillard Inc	60,410		7,008		WR Grace & Co (a)	77,855		4,995
								$53,764

Airlines - 0.40%					Commercial Services - 3.56%
Alaska Air Group Inc (a)	68,200		2,608		Aaron's Inc	70,202		2,165
Copa Holdings SA	7,323		680		Alliance Data Systems Corp (a)	34,725		4,967
Delta Air Lines Inc (a)	101,275		975		Apollo Group Inc (a)	26,283		528
Southwest Airlines Co	40,778		360		Brink's Co/The	44,400		1,168
United Continental Holdings Inc (a)	61,947		1,190		Cardtronics Inc (a)	290,360		8,249
			$5,813		Corporate Executive Board Co	31,506		1,416
					Equifax Inc	20,210		1,011
Apparel - 3.70%					FleetCor Technologies Inc (a)	13,321		632
Carter's Inc (a)	36,839		1,992		Gartner Inc (a)	109,290		5,072
Hanesbrands Inc (a)	26,692		893
Michael Kors Holdings Ltd (a)	202,520		11,076		Genpact Ltd	27,829		490
					Global Payments Inc	85,498		3,655
Ralph Lauren Corp	101,711		15,632		H&R Block Inc	47,078		833
Under Armour Inc (a)	192,325		10,050
					Iron Mountain Inc	22,606		782
VF Corp	86,333		13,510		ITT Educational Services Inc (a)	6,597		142
			$53,153		Lender Processing Services Inc	23,127		558
Automobile Parts & Equipment - 0.41%					Moody's Corp	34,929		1,682
BorgWarner Inc (a)	21,448		1,412		Paychex Inc	54,623		1,771
Delphi Automotive PLC (a)	61,356		1,929		Robert Half International Inc	134,874		3,626
Goodyear Tire & Rubber Co/The (a)	166,700		1,902		Rollins Inc	17,468		396
WABCO Holdings Inc (a)	11,385		667		SAIC Inc	176,800		1,943
			$5,910		SEI Investments Co	37,554		822
					Team Health Holdings Inc (a)	49,100		1,307
Banks - 0.66%					Total System Services Inc	118,445		2,664
Signature Bank/New York NY (a)	133,232		9,491		Verisk Analytics Inc (a)	23,663		1,207
					Western Union Co/The	319,254		4,055
Beverages - 0.65%								$51,141
Brown-Forman Corp	48,220		3,089		Computers - 2.55%
Dr Pepper Snapple Group Inc	39,411		1,689		Cadence Design Systems Inc (a)	387,925		4,911
Monster Beverage Corp (a)	102,844		4,594		Diebold Inc	8,412		250
			$9,372		DST Systems Inc	1,468		84
					Fortinet Inc (a)	174,326		3,377
Biotechnology - 3.32%					Fusion-io Inc (a)	228,290		5,388
Acorda Therapeutics Inc (a)	33,000		790
					IHS Inc (a)	9,390		792
Alexion Pharmaceuticals Inc (a)	168,039		15,188
Ariad Pharmaceuticals Inc (a)	248,400		5,353		Jack Henry & Associates Inc	23,892		908
					Mentor Graphics Corp (a)	25,100		389
Charles River Laboratories International Inc (a)	46,643		1,741
					MICROS Systems Inc (a)	20,907		949
Cubist Pharmaceuticals Inc (a)	14,100		605
					NCR Corp (a)	72,863		1,550
Illumina Inc (a)	19,779		940
					NetApp Inc (a)	186,875		5,027
Life Technologies Corp (a)	4,591		224
					Synopsys Inc (a)	104,403		3,362
Myriad Genetics Inc (a)	23,217		608
					Teradata Corp (a)	107,507		7,344
PDL BioPharma Inc	133,000		991		Unisys Corp (a)	8,800		150
Regeneron Pharmaceuticals Inc (a)	72,790		10,358
United Therapeutics Corp (a)	87,393		3,991		Western Digital Corp	61,610		2,109
Vertex Pharmaceuticals Inc (a)	143,378		6,916					$36,590
			$47,705		Consumer Products - 0.42%
Building Materials - 0.06%					Church & Dwight Co Inc	29,807		1,513
Masco Corp	57,227		864		Clorox Co/The	2,204		159
					Jarden Corp	4,990		249
					Tupperware Brands Corp	69,297		4,095
Chemicals - 3.75%								$6,016
Airgas Inc	11,005		979
Albemarle Corp	13,764		759		Cosmetics & Personal Care - 0.06%
American Vanguard Corp	12,900		461		Avon Products Inc	53,357		826
Celanese Corp	28,340		1,077

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale - 0.87%					Forest Products & Paper - 0.04%
Fastenal Co	47,447		$2,121		Schweitzer-Mauduit International Inc	15,000		$525
Fossil Inc (a)	8,751		762
Genuine Parts Co	102,843		6,436
LKQ Corp (a)	47,253		987		Hand & Machine Tools - 0.09%
WW Grainger Inc	10,896		2,195		Lincoln Electric Holdings Inc	22,899		993
					Snap-on Inc	3,161		245
			$12,501					$1,238
Diversified Financial Services - 2.77%
Affiliated Managers Group Inc (a)	126,102		15,952		Healthcare - Products - 3.04%
					Bruker BioSciences Corp (a)	101,311		1,224
CBOE Holdings Inc	20,690		610		CR Bard Inc	64,301		6,185
Eaton Vance Corp	31,604		889		Cyberonics Inc (a)	26,000		1,203
Federated Investors Inc	20,957		487		Edwards Lifesciences Corp (a)	84,581		7,344
IntercontinentalExchange Inc (a)	134,492		17,618
					Genomic Health Inc (a)	19,900		622
LPL Financial Holdings Inc	15,022		439		Henry Schein Inc (a)	10,101		745
T Rowe Price Group Inc	45,421		2,950		IDEXX Laboratories Inc (a)	8,815		848
Waddell & Reed Financial Inc	23,590		786		Intuitive Surgical Inc (a)	22,040		11,951
			$39,731		Patterson Cos Inc	73,856		2,467
Electric - 0.05%					ResMed Inc	22,877		914
ITC Holdings Corp	8,234		656		Sirona Dental Systems Inc (a)	2,811		161
					St Jude Medical Inc	47,895		1,833
					Techne Corp	10,079		679
Electrical Components & Equipment - 1.02%					Thoratec Corp (a)	119,457		4,264
Acuity Brands Inc	8,300		537		Varian Medical Systems Inc (a)	17,869		1,193
AMETEK Inc	303,377		10,785		Zimmer Holdings Inc	30,816		1,978
Hubbell Inc	39,216		3,283					$43,611
			$14,605
					Healthcare - Services - 1.34%
Electronics - 1.97%					DaVita Inc (a)	130,846		14,723
Agilent Technologies Inc	224,161		8,067		HCA Holdings Inc	29,254		831
Amphenol Corp	29,449		1,771		Laboratory Corp of America Holdings (a)	19,159		1,623
Analogic Corp	19,500		1,436		Magellan Health Services Inc (a)	35,300		1,770
FLIR Systems Inc	73,576		1,430		Quest Diagnostics Inc	5,119		296
Jabil Circuit Inc	9,282		161					$19,243
Mettler-Toledo International Inc (a)	6,223		1,054
Plexus Corp (a)	33,300		896		Home Builders - 0.91%
Trimble Navigation Ltd (a)	254,552		12,010		NVR Inc (a)	722		652
Waters Corp (a)	17,588		1,439		Toll Brothers Inc (a)	376,300		12,422
			$28,264					$13,074

Engineering & Construction - 0.69%					Home Furnishings - 0.03%
Chicago Bridge & Iron Co NV ADR	16,343		614		Tempur-Pedic International Inc (a)	16,294		431
Fluor Corp	78,766		4,399
MasTec Inc (a)	220,000		4,963
					Housewares - 0.31%
			$9,976		Toro Co	104,979		4,432
Entertainment - 0.12%
Bally Technologies Inc (a)	11,790		589
Dolby Laboratories Inc (a)	8,042		254		Insurance - 1.62%
Madison Square Garden Co/The (a)	21,700		893		Allied World Assurance Co Holdings AG	43,855		3,521
Penn National Gaming Inc (a)	1,437		58		Aon PLC	7,595		410
					Arch Capital Group Ltd (a)	29,944		1,322
			$1,794		Arthur J Gallagher & Co	21,100		748
Environmental Control - 0.18%					Brown & Brown Inc	510,334		13,039
Clean Harbors Inc (a)	18,797		1,097		Endurance Specialty Holdings Ltd	82,223		3,334
Stericycle Inc (a)	15,871		1,504		Hanover Insurance Group Inc/The	5,609		203
			$2,601		Validus Holdings Ltd	17,257		618
								$23,195
Food - 3.11%
Campbell Soup Co	25,546		901		Internet - 6.04%
Dean Foods Co (a)	90,900		1,531		AOL Inc (a)	5,856		201
Flowers Foods Inc	30,682		604		Equinix Inc (a)	7,701		1,389
Fresh Market Inc/The (a)	35,700		2,025		Expedia Inc	48,652		2,877
Hain Celestial Group Inc (a)	187,250		10,823		F5 Networks Inc (a)	184,514		15,219
Hershey Co/The	77,146		5,312		HomeAway Inc (a)	188,500		4,846
HJ Heinz Co	37,074		2,132		IAC/InterActiveCorp	18,082		875
Ingredion Inc	4,469		275		Liberty Interactive Corp (a)	21,867		437
J&J Snack Foods Corp	3,500		200		LinkedIn Corp (a)	159,747		17,082
Kroger Co/The	84,547		2,132		MercadoLibre Inc	124,890		10,487
McCormick & Co Inc/MD	24,666		1,520		priceline.com Inc (a)	1,250		717
Safeway Inc	9,063		148		Rackspace Hosting Inc (a)	19,723		1,256
Sanderson Farms Inc	4,000		181		SINA Corp/China (a)	157,000		8,577
Whole Foods Market Inc	178,446		16,904		Splunk Inc (a)	237,210		6,654
					Symantec Corp (a)	11,254		205
			$44,688

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Miscellaneous Manufacturing (continued)
TIBCO Software Inc (a)	459,694		$11,589		Textron Inc	159,449		$4,020
VeriSign Inc (a)	113,680		4,214					$26,259

			$86,625		Office & Business Equipment - 0.03%
Iron & Steel - 0.11%					Pitney Bowes Inc	28,710		412
Carpenter Technology Corp	32,200		1,565

					Oil & Gas - 3.88%
Leisure Products & Services - 1.47%					Atwood Oceanics Inc (a)	34,474		1,648
Harley-Davidson Inc	315,304		14,743		Cabot Oil & Gas Corp	279,133		13,113
Interval Leisure Group Inc	22,100		421		Cobalt International Energy Inc (a)	27,771		578
Polaris Industries Inc	70,692		5,974		Concho Resources Inc (a)	243,078		20,934
			$21,138		Continental Resources Inc/OK (a)	45,338		3,258
					EOG Resources Inc	4,510		525
Lodging - 2.64%					Helmerich & Payne Inc	57,963		2,771
Choice Hotels International Inc	20,962		656		Laredo Petroleum Holdings Inc (a)	28,200		572
Marriott International Inc/DE	174,098		6,351		Noble Energy Inc	45,704		4,342
Starwood Hotels & Resorts Worldwide Inc	259,873		13,474		Pioneer Natural Resources Co	16,461		1,739
Wyndham Worldwide Corp	27,304		1,376		Range Resources Corp	25,988		1,699
Wynn Resorts Ltd	132,091		15,991		SM Energy Co	59,978		3,234
			$37,848		Southwestern Energy Co (a)	19,362		672
Machinery - Construction & Mining - 1.21%					Whiting Petroleum Corp (a)	13,763		579
Joy Global Inc	276,988		17,298					$55,664
					Oil & Gas Services - 1.00%
Machinery - Diversified - 1.23%					Cameron International Corp (a)	36,640		1,855
Babcock & Wilcox Co/The	151,766		3,911		CARBO Ceramics Inc	5,398		399
Flowserve Corp	8,803		1,193		Dresser-Rand Group Inc (a)	79,852		4,115
Graco Inc	47,939		2,304		FMC Technologies Inc (a)	38,312		1,567
IDEX Corp	4,452		189		Oceaneering International Inc	103,353		5,409
Middleby Corp (a)	3,573		446		Oil States International Inc (a)	9,150		669
Nordson Corp	43,576		2,573		RPC Inc	14,688		168
Rockwell Automation Inc	26,627		1,892		SEACOR Holdings Inc (a)	2,591		227
Roper Industries Inc	18,174		1,984					$14,409
Wabtec Corp/DE	36,718		3,007
Xylem Inc/NY	5,529		134		Packaging & Containers - 1.52%
Zebra Technologies Corp (a)	2,232		80		Ball Corp	28,390		1,216
					Crown Holdings Inc (a)	302,620		11,575
			$17,713		Owens-Illinois Inc (a)	125,491		2,446
Media - 3.18%					Packaging Corp of America	117,831		4,156
AMC Networks Inc (a)	83,645		3,908		Rock-Tenn Co	2,221		163
Cablevision Systems Corp	121,913		2,124		Silgan Holdings Inc	52,600		2,278
Charter Communications Inc (a)	7,812		605					$21,834
Discovery Communications Inc - A Shares (a)	299,182		17,658
DISH Network Corp	142,546		5,079		Pharmaceuticals - 3.91%
					AmerisourceBergen Corp	50,073		1,975
FactSet Research Systems Inc	8,121		735		BioMarin Pharmaceutical Inc (a)	19,580		725
John Wiley & Sons Inc	53,833		2,335		Catamaran Corp (a)	314,613		14,838
Liberty Global Inc - A Shares (a)	42,035		2,523
					Endo Health Solutions Inc (a)	20,178		578
McGraw-Hill Cos Inc/The	139,386		7,705		Herbalife Ltd	18,720		961
Scripps Networks Interactive Inc	15,877		964
Sirius XM Radio Inc (a)	710,536		1,990		Mead Johnson Nutrition Co	37,927		2,339
					Medivation Inc (a)	209,097		10,689
			$45,626		Mylan Inc/PA (a)	73,837		1,871
Metal Fabrication & Hardware - 0.07%					Onyx Pharmaceuticals Inc (a)	88,534		6,937
Mueller Industries Inc	500		22		Perrigo Co	103,528		11,907
Timken Co	2,151		85		Warner Chilcott PLC	133,426		1,545
Valmont Industries Inc	6,384		862		Watson Pharmaceuticals Inc (a)	20,417		1,755
			$969					$56,120

Mining - 0.07%					Pipelines - 0.13%
Royal Gold Inc	10,644		938		ONEOK Inc	38,517		1,822

Miscellaneous Manufacturing - 1.83%					Real Estate - 1.10%
AZZ Inc	4,500		178		CBRE Group Inc (a)	872,751		15,727
Carlisle Cos Inc	1,512		84
Cooper Industries PLC	20,475		1,534		REITS - 1.34%
Donaldson Co Inc	27,772		896		American Campus Communities Inc	2,485		113
Ingersoll-Rand PLC	110,494		5,197		Boston Properties Inc	6,927		736
ITT Corp	5,967		124		Camden Property Trust	9,690		636
Pall Corp	18,554		1,168		Digital Realty Trust Inc	24,852		1,527
Parker Hannifin Corp	12,676		997		Equity Lifestyle Properties Inc	9,332		628
SPX Corp	175,840		12,061		Essex Property Trust Inc	24,373		3,655

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Semiconductors (continued)
Extra Space Storage Inc	129,569		$4,469		Atmel Corp (a)	10,551		$49
Federal Realty Investment Trust	10,236		1,104		Avago Technologies Ltd	394,219		13,021
HCP Inc	8,039		356		Broadcom Corp	416,480		13,134
Home Properties Inc	7,111		432		Cavium Inc (a)	306,760		10,178
Kilroy Realty Corp	1,568		70		Cypress Semiconductor Corp	24,505		243
Mid-America Apartment Communities Inc	10,574		684		Freescale Semiconductor Ltd (a)	69,960		625
Plum Creek Timber Co Inc	25,877		1,136		Linear Technology Corp	41,849		1,308
Post Properties Inc	6,077		297		LSI Corp (a)	652,143		4,468
Rayonier Inc	15,538		762		Maxim Integrated Products Inc	175,859		4,840
Regency Centers Corp	14,816		711		Microchip Technology Inc	31,016		972
Tanger Factory Outlet Centers	25,345		798		NXP Semiconductor NV (a)	708,170		17,180
Taubman Centers Inc	4,998		393		Silicon Laboratories Inc (a)	84,904		3,432
Weyerhaeuser Co	27,556		763		Skyworks Solutions Inc (a)	30,723		719
			$19,270		Teradyne Inc (a)	6,318		92
					Xilinx Inc	47,975		1,572
Retail - 11.79%								$84,985
Advance Auto Parts Inc	59,239		4,203
Aeropostale Inc (a)	88,600		1,059		Software - 4.36%
American Eagle Outfitters Inc	583,074		12,169		Akamai Technologies Inc (a)	29,939		1,137
ANN Inc (a)	8,700		306		ANSYS Inc (a)	16,842		1,194
Ascena Retail Group Inc (a)	95,431		1,890		Autodesk Inc (a)	98,781		3,145
AutoZone Inc (a)	23,843		8,941		BMC Software Inc (a)	117,756		4,793
Bed Bath & Beyond Inc (a)	43,459		2,507		Broadridge Financial Solutions Inc	34,178		784
Big Lots Inc (a)	16,305		475		CA Inc	5,526		124
Brinker International Inc	76,134		2,344		Cerner Corp (a)	28,680		2,185
Buffalo Wild Wings Inc (a)	10,300		782		Citrix Systems Inc (a)	254,040		15,702
Chico's FAS Inc	32,217		599		CommVault Systems Inc (a)	6,400		400
Chipotle Mexican Grill Inc (a)	22,424		5,708		Cornerstone OnDemand Inc (a)	70,733		1,980
Copart Inc (a)	91,814		2,643		Dun & Bradstreet Corp/The	8,264		670
Cracker Barrel Old Country Store Inc	29,100		1,852		Fiserv Inc (a)	20,411		1,530
Darden Restaurants Inc	20,613		1,085		Intuit Inc	53,109		3,156
Dick's Sporting Goods Inc	90,057		4,503		MicroStrategy Inc (a)	8,230		777
Dollar General Corp (a)	34,528		1,679		MSCI Inc (a)	33,263		896
Dollar Tree Inc (a)	161,534		6,441		NetSuite Inc (a)	46,286		2,939
Domino's Pizza Inc	9,400		382		Nuance Communications Inc (a)	38,714		862
Dunkin' Brands Group Inc	65,800		2,040		QLIK Technologies Inc (a)	278,940		5,135
Family Dollar Stores Inc	71,986		4,748		Red Hat Inc (a)	191,475		9,415
Foot Locker Inc	8,553		286		ServiceNow Inc (a)	3,051		94
Francesca's Holdings Corp (a)	21,500		635		SolarWinds Inc (a)	16,862		853
Gap Inc/The	209,130		7,470		VMware Inc (a)	5,500		466
GNC Holdings Inc	198,848		7,690		Workday Inc (a)	90,840		4,406
Kohl's Corp	4,596		245					$62,643
Ltd Brands Inc	38,681		1,852
Lululemon Athletica Inc (a)	106,301		7,336		Telecommunications - 1.68%
					Allot Communications Ltd (a)	274,200		6,405
Macy's Inc	15,319		583		Arris Group Inc (a)	71,700		985
Nordstrom Inc	25,202		1,431		Ciena Corp (a)	213,900		2,655
Nu Skin Enterprises Inc	93,186		4,410		Crown Castle International Corp (a)	53,740		3,587
O'Reilly Automotive Inc (a)	83,820		7,182
					EchoStar Corp (a)	2,846		90
Panera Bread Co (a)	32,593		5,497
Papa John's International Inc (a)	44,400		2,367		Harris Corp	9,246		423
					Ixia (a)	43,606		611
PetSmart Inc	90,864		6,032
PVH Corp	53,353		5,869		Motorola Solutions Inc	65,300		3,375
					NeuStar Inc (a)	18,306		670
Ross Stores Inc	141,446		8,621
Sally Beauty Holdings Inc (a)	39,721		956		Plantronics Inc	38,300		1,243
					SBA Communications Corp (a)	19,431		1,295
Texas Roadhouse Inc	18,200		296		tw telecom inc (a)	27,601		703
Tiffany & Co	17,060		1,078
Tractor Supply Co	163,167		15,703		Virgin Media Inc	44,511		1,457
Ulta Salon Cosmetics & Fragrance Inc	57,603		5,312		Windstream Corp	64,086		611
Urban Outfitters Inc (a)	312,903		11,190					$24,110
Williams-Sonoma Inc	13,571		627		Textiles - 0.04%
World Fuel Services Corp	6,297		218		Cintas Corp	13,511		565
			$169,242

Savings & Loans - 0.02%					Toys, Games & Hobbies - 0.17%
People's United Financial Inc	21,116		254		Hasbro Inc	19,477		701
					Mattel Inc	49,281		1,813
Semiconductors - 5.92%								$2,514
Advanced Micro Devices Inc (a)	438,594		899		Transportation - 1.99%
Altera Corp	58,650		1,788		CH Robinson Worldwide Inc	85,158		5,137
Analog Devices Inc	6,932		271		Con-way Inc	108,574		3,161
ASML Holding NV	185,440		10,194		Expeditors International of Washington Inc	30,767		1,126

See accompanying notes

Schedule of Investments MidCap Growth Fund III October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value(000	's)

Transportation (continued)
Genesee & Wyoming Inc (a)	156,750	$11,360
Gulfmark Offshore Inc (a)	14,400	465
JB Hunt Transport Services Inc	80,677	4,736
Kansas City Southern	13,745	1,106
Landstar System Inc	29,092	1,474
		$28,565

Water- 0.01%
Aqua America Inc	4,303	109

TOTAL COMMON STOCKS		$1,380,735
	Maturity
REPURCHASE AGREEMENTS - 3.81%	Amount (000's)	Value(000	's)

Banks- 3.81%
Investment in Joint Trading Account; Credit	$18,080	$18,080
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $18,441,339; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	8,437	8,436
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $8,605,958; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	12,656	12,656
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $12,908,937; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	15,514	15,514
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $15,823,899; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$54,686
TOTAL REPURCHASE AGREEMENTS		$54,686
Total Investments		$1,435,421
Liabilities in Excess of Other Assets, Net - (0.02)%		$(327)
TOTAL NET ASSETS - 100.00%		$1,435,094

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Cyclical		22 .86%
Consumer, Non-cyclical		19 .90%
Industrial		12 .96%
Technology		12 .86%
Financial		11 .32%
Communications		11 .08%
Energy		5 .01%
Basic Materials		3 .97%
Utilities		0 .06%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments MidCap Growth Fund III October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2012	Long	575	$56,460	$56,241	$(219)
Total					$(219)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2012

COMMON STOCKS - 96.86%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.18%					Chemicals - 2.72%
Lamar Advertising Co (a)	26,579		$1,043		Albemarle Corp	43,185		$2,380
					Ashland Inc	35,246		2,508
					Cabot Corp	28,710		1,027
Aerospace & Defense - 1.14%					Cytec Industries Inc	22,225		1,529
Alliant Techsystems Inc	15,762		903		Intrepid Potash Inc (a)	25,774		560
B/E Aerospace Inc (a)	50,169		2,262
Esterline Technologies Corp (a)	14,890		861		Minerals Technologies Inc	8,516		610
					NewMarket Corp	5,175		1,404
Exelis Inc	90,145		997		Olin Corp	38,607		801
Triumph Group Inc	24,091		1,576		RPM International Inc	63,645		1,697
			$6,599		Sensient Technologies Corp	24,083		876
Agriculture - 0.10%					Valspar Corp	40,738		2,282
Universal Corp/VA	11,276		559					$15,674

					Coal - 0.30%
Airlines - 0.33%					Alpha Natural Resources Inc (a)	106,336		911
Alaska Air Group Inc (a)	34,016		1,301		Arch Coal Inc	102,428		816
JetBlue Airways Corp (a)	109,733		580					$1,727
			$1,881
					Commercial Services - 5.33%
Apparel - 1.17%					Aaron's Inc	34,017		1,049
Carter's Inc (a)	24,479		1,323		Alliance Data Systems Corp (a)	24,082		3,445
Deckers Outdoor Corp (a)	17,878		512		Brink's Co/The	23,035		606
Hanesbrands Inc (a)	47,097		1,576		Convergys Corp	54,255		912
Under Armour Inc (a)	37,301		1,950		CoreLogic Inc/United States (a)	50,829		1,210
Warnaco Group Inc/The (a)	19,722		1,392		Corporate Executive Board Co	16,181		727
			$6,753		Corrections Corp of America	48,276		1,624
					Deluxe Corp	24,395		769
Automobile Manufacturers - 0.23%					DeVry Inc	27,816		730
Oshkosh Corp (a)	44,224		1,326
					FTI Consulting Inc (a)	20,291		527
					Gartner Inc (a)	45,080		2,092
Banks - 3.62%					Global Payments Inc	38,072		1,628
Associated Banc-Corp	82,823		1,068		HMS Holdings Corp (a)	41,661		962
BancorpSouth Inc	40,101		567		ITT Educational Services Inc (a)	7,539		162
Bank of Hawaii Corp	21,808		963		Lender Processing Services Inc	40,868		985
Cathay General Bancorp	35,329		625		Manpower Inc	38,280		1,452
City National Corp/CA	22,748		1,162		Matthews International Corp	13,484		388
Commerce Bancshares Inc/MO	35,942		1,369		Monster Worldwide Inc (a)	57,072		355
Cullen/Frost Bankers Inc	29,630		1,639		Rent-A-Center Inc/TX	28,488		950
East West Bancorp Inc	68,491		1,458		Rollins Inc	31,718		719
FirstMerit Corp	52,907		733		SEI Investments Co	65,323		1,429
Fulton Financial Corp	96,695		940		Service Corp International/US	103,694		1,456
Hancock Holding Co	40,909		1,292		Sotheby's	32,700		1,018
International Bancshares Corp	26,277		477		Strayer Education Inc	5,730		329
Prosperity Bancshares Inc	21,096		883		Towers Watson & Co	27,606		1,483
Signature Bank/New York NY (a)	22,613		1,611		United Rentals Inc (a)	44,732		1,819
SVB Financial Group (a)	21,429		1,213		Valassis Communications Inc (a)	19,192		499
Synovus Financial Corp	379,552		930		WEX Inc (a)	18,659		1,377
TCF Financial Corp	78,623		899					$30,702
Trustmark Corp	31,258		734		Computers - 2.34%
Valley National Bancorp	95,272		928		Cadence Design Systems Inc (a)	132,646		1,679
Webster Financial Corp	34,774		765		Diebold Inc	30,502		907
Westamerica Bancorporation	13,301		587		DST Systems Inc	14,797		844
			$20,843		Jack Henry & Associates Inc	41,571		1,580
Beverages - 0.26%					Lexmark International Inc	33,886		720
Green Mountain Coffee Roasters Inc (a)	62,289		1,505		Mentor Graphics Corp (a)	45,100		700
					MICROS Systems Inc (a)	38,705		1,757
					NCR Corp (a)	76,772		1,634
Biotechnology - 2.27%					Riverbed Technology Inc (a)	74,442		1,375
Bio-Rad Laboratories Inc (a)	9,695		983
					Synopsys Inc (a)	71,959		2,317
Charles River Laboratories International Inc (a)	23,514		878
Regeneron Pharmaceuticals Inc (a)	36,149		5,144					$13,513
United Therapeutics Corp (a)	23,209		1,060		Consumer Products - 1.32%
Vertex Pharmaceuticals Inc (a)	104,135		5,023		Church & Dwight Co Inc	67,178		3,410
			$13,088		Jarden Corp	36,223		1,804
					Scotts Miracle-Gro Co/The	18,592		796
Building Materials - 1.08%					Tupperware Brands Corp	26,884		1,589
Fortune Brands Home & Security Inc (a)	77,543		2,206
Lennox International Inc	22,403		1,121					$7,599
Louisiana-Pacific Corp (a)	66,438		1,049		Distribution & Wholesale - 1.35%
Martin Marietta Materials Inc	22,122		1,821		Arrow Electronics Inc (a)	52,501		1,850
			$6,197		Ingram Micro Inc (a)	72,421		1,101

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Food - 1.86%
LKQ Corp (a)	142,967		$2,986		Flowers Foods Inc	55,548		$1,094
Owens & Minor Inc	30,643		872		Harris Teeter Supermarkets Inc	23,787		891
Watsco Inc	14,308		978		Hillshire Brands Co	57,322		1,491
			$7,787		Ingredion Inc	36,762		2,259
					Lancaster Colony Corp	9,349		680
Diversified Financial Services - 2.02%					Post Holdings Inc (a)	15,752		497
Affiliated Managers Group Inc (a)	24,777		3,134
					Ralcorp Holdings Inc (a)	26,555		1,917
CBOE Holdings Inc	42,112		1,242		Smithfield Foods Inc (a)	64,916		1,329
Eaton Vance Corp	55,583		1,564		SUPERVALU Inc	103,111		321
Greenhill & Co Inc	12,911		616		Tootsie Roll Industries Inc	9,939		265
Janus Capital Group Inc	90,393		769					$10,744
Jefferies Group Inc	61,814		880
Raymond James Financial Inc	53,945		2,058		Forest Products & Paper - 0.24%
Waddell & Reed Financial Inc	41,412		1,380		Domtar Corp	17,327		1,382
			$11,643

Electric - 3.48%					Gas - 1.25%
Alliant Energy Corp	53,550		2,394		Atmos Energy Corp	43,512		1,565
Black Hills Corp	21,322		763		Questar Corp	84,781		1,716
Cleco Corp	29,297		1,264		UGI Corp	54,270		1,752
Great Plains Energy Inc	73,887		1,658		Vectren Corp	39,597		1,171
Hawaiian Electric Industries Inc	46,846		1,212		WGL Holdings Inc	24,886		990
IDACORP Inc	24,202		1,082					$7,194
MDU Resources Group Inc	91,118		1,980
National Fuel Gas Co	40,199		2,119		Hand & Machine Tools - 0.77%
					Kennametal Inc	38,655		1,369
NV Energy Inc	113,879		2,165		Lincoln Electric Holdings Inc	40,305		1,748
OGE Energy Corp	47,605		2,741		Regal-Beloit Corp	20,110		1,311
PNM Resources Inc	38,436		852
Westar Energy Inc	60,952		1,810					$4,428
			$20,040		Healthcare - Products - 3.33%
					Cooper Cos Inc/The	23,110		2,218
Electrical Components & Equipment - 1.84%					Henry Schein Inc (a)	42,718		3,152
Acuity Brands Inc	20,435		1,322		Hill-Rom Holdings Inc	30,001		843
AMETEK Inc	117,033		4,161		Hologic Inc (a)	127,725		2,634
Energizer Holdings Inc	31,080		2,268		IDEXX Laboratories Inc (a)	26,557		2,555
General Cable Corp (a)	24,016		685
					Masimo Corp (a)	25,100		552
Hubbell Inc	25,775		2,158		ResMed Inc	68,537		2,737
			$10,594		STERIS Corp	28,032		998
Electronics - 2.21%					Techne Corp	16,705		1,125
Avnet Inc (a)	68,202		1,954		Teleflex Inc	19,719		1,340
Gentex Corp/MI	69,758		1,201		Thoratec Corp (a)	28,384		1,013
Itron Inc (a)	19,069		783					$19,167
Mettler-Toledo International Inc (a)	14,971		2,536
					Healthcare - Services - 2.02%
National Instruments Corp	45,400		1,070		AMERIGROUP Corp (a)	23,541		2,150
Tech Data Corp (a)	18,218		807
					Community Health Systems Inc (a)	43,893		1,203
Trimble Navigation Ltd (a)	60,651		2,861
					Covance Inc (a)	26,582		1,295
Vishay Intertechnology Inc (a)	63,604		527
					Health Management Associates Inc (a)	123,701		903
Woodward Inc	29,184		978		Health Net Inc (a)	39,320		846
			$12,717		LifePoint Hospitals Inc (a)	23,588		834
Engineering & Construction - 1.09%					Mednax Inc (a)	23,991		1,655
AECOM Technology Corp (a)	54,564		1,171		Universal Health Services Inc	42,549		1,761
Granite Construction Inc	17,184		519		WellCare Health Plans Inc (a)	20,795		990
KBR Inc	71,089		1,981					$11,637
Shaw Group Inc/The (a)	31,846		1,394
URS Corp	37,086		1,242		Home Builders - 1.14%
					KB Home	36,925		590
			$6,307		MDC Holdings Inc	18,527		708
Entertainment - 0.60%					NVR Inc (a)	2,335		2,110
Bally Technologies Inc (a)	19,995		998		Thor Industries Inc	21,186		806
Cinemark Holdings Inc	49,334		1,218		Toll Brothers Inc (a)	72,236		2,385
DreamWorks Animation SKG Inc (a)	34,580		705					$6,599
International Speedway Corp	12,319		314
Scientific Games Corp (a)	27,375		225		Home Furnishings - 0.13%
					Tempur-Pedic International Inc (a)	28,733		760
			$3,460
Environmental Control - 0.67%					Insurance - 4.51%
Clean Harbors Inc (a)	22,915		1,337
					Alleghany Corp (a)	8,170		2,840
Mine Safety Appliances Co	14,983		578		American Financial Group Inc/OH	38,047		1,476
Waste Connections Inc	59,451		1,952		Arthur J Gallagher & Co	58,376		2,069
			$3,867		Aspen Insurance Holdings Ltd	34,432		1,114
					Brown & Brown Inc	56,693		1,448

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)					Miscellaneous Manufacturing (continued)
Everest Re Group Ltd	25,006		$2,777		Carlisle Cos Inc	30,202		$1,678
Fidelity National Financial Inc	101,711		2,178		CLARCOR Inc	24,186		1,094
First American Financial Corp	51,323		1,168		Crane Co	23,247		976
Hanover Insurance Group Inc/The	21,627		781		Donaldson Co Inc	66,110		2,133
HCC Insurance Holdings Inc	48,591		1,732		Harsco Corp	38,885		777
Kemper Corp	26,326		816		ITT Corp	44,586		927
Mercury General Corp	17,488		709		SPX Corp	24,479		1,679
Old Republic International Corp	116,426		1,150		Trinity Industries Inc	38,121		1,193
Protective Life Corp	38,627		1,055					$12,105
Reinsurance Group of America Inc	35,569		1,882
StanCorp Financial Group Inc	21,290		731		Office Furnishings - 0.20%
WR Berkley Corp	53,600		2,084		Herman Miller Inc	28,129		545
			$26,010		HNI Corp	21,873		602
								$1,147
Internet - 1.99%
AOL Inc (a)	43,274		1,485		Oil & Gas - 3.09%
					Atwood Oceanics Inc (a)	27,440		1,312
Equinix Inc (a)	23,251		4,195
					Bill Barrett Corp (a)	23,249		533
Rackspace Hosting Inc (a)	52,344		3,334
TIBCO Software Inc (a)	74,302		1,873		Cimarex Energy Co	41,492		2,372
ValueClick Inc (a)	34,060		568		Energen Corp	34,804		1,623
					Forest Oil Corp (a)	57,046		432
			$11,455		HollyFrontier Corp	98,222		3,794
Investment Companies - 0.13%					Northern Oil and Gas Inc (a)	28,549		433
Apollo Investment Corp	97,902		778		Patterson-UTI Energy Inc	73,231		1,185
					Plains Exploration & Production Co (a)	62,247		2,220
					Quicksilver Resources Inc (a)	57,591		223
Iron & Steel - 0.89%					Rosetta Resources Inc (a)	25,519		1,175
Carpenter Technology Corp	21,317		1,036		SM Energy Corp	31,438		1,695
Commercial Metals Co	56,080		772		Unit Co(a)	20,867		842
Reliance Steel & Aluminum Co	36,327		1,974
Steel Dynamics Inc	105,756		1,338					$17,839
			$5,120		Oil & Gas Services - 1.88%
					CARBO Ceramics Inc	9,468		700
Leisure Products & Services - 0.68%					Dresser-Rand Group Inc (a)	36,512		1,881
Life Time Fitness Inc (a)	19,312		867
					Dril-Quip Inc (a)	17,555		1,216
Polaris Industries Inc	30,736		2,597		Helix Energy Solutions Group Inc (a)	47,224		816
WMS Industries Inc (a)	26,275		432
					Oceaneering International Inc	52,068		2,725
			$3,896		Oil States International Inc (a)	26,415		1,931
Machinery - Construction & Mining - 0.21%					Superior Energy Services Inc (a)	75,828		1,542
Terex Corp (a)	53,320		1,202					$10,811

					Packaging & Containers - 1.27%
Machinery - Diversified - 1.96%					Greif Inc	14,633		614
AGCO Corp (a)	46,913		2,135		Packaging Corp of America	47,359		1,670
Gardner Denver Inc	23,631		1,638		Rock-Tenn Co	34,149		2,500
Graco Inc	29,202		1,404		Silgan Holdings Inc	23,789		1,030
IDEX Corp	40,236		1,711		Sonoco Products Co	48,564		1,512
Nordson Corp	27,221		1,607					$7,326
Wabtec Corp/DE	23,109		1,893
Zebra Technologies Corp (a)	24,939		896		Pharmaceuticals - 0.96%
					Endo Health Solutions Inc (a)	56,405		1,616
			$11,284		Medicis Pharmaceutical Corp	28,834		1,252
Media - 0.96%					Omnicare Inc	53,826		1,859
AMC Networks Inc (a)	27,678		1,293		VCA Antech Inc (a)	42,347		829
FactSet Research Systems Inc	19,743		1,788					$5,556
John Wiley & Sons Inc	22,602		980
Meredith Corp	17,388		582		Publicly Traded Investment Fund - 0.83%
New York Times Co/The (a)	58,669		480		iShares Core S&P Mid-Cap ETF	48,690		4,769
Scholastic Corp	12,633		417
			$5,540		Real Estate - 0.39%
					Alexander & Baldwin Inc (a)	20,461		592
Metal Fabrication & Hardware - 0.63%					Jones Lang LaSalle Inc	21,251		1,652
Timken Co	38,981		1,539
Valmont Industries Inc	11,295		1,526					$2,244
Worthington Industries Inc	25,104		543		REITS - 9.26%
			$3,608		Alexandria Real Estate Equities Inc	30,291		2,133
					American Campus Communities Inc	49,671		2,251
Mining - 0.69%					BioMed Realty Trust Inc	74,400		1,422
Compass Minerals International Inc	15,976		1,259
Royal Gold Inc	30,935		2,725		BRE Properties Inc	37,059		1,792
					Camden Property Trust	40,333		2,647
			$3,984		Corporate Office Properties Trust	38,398		958
Miscellaneous Manufacturing - 2.10%					Duke Realty Corp	130,138		1,884
Aptargroup Inc	32,134		1,648		Equity One Inc	29,700		621

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Semiconductors (continued)
Essex Property Trust Inc	17,571		$2,636		Skyworks Solutions Inc (a)	92,088		$2,155
Federal Realty Investment Trust	30,936		3,336					$10,507
Highwoods Properties Inc	36,707		1,184
Home Properties Inc	24,077		1,464		Shipbuilding - 0.18%
Hospitality Properties Trust	59,624		1,378		Huntington Ingalls Industries Inc	23,891		1,012
Liberty Property Trust	56,720		1,992
Macerich Co/The	64,236		3,661		Software - 3.38%
Mack-Cali Realty Corp	40,258		1,046		ACI Worldwide Inc (a)	18,923		740
National Retail Properties Inc	52,206		1,654		Acxiom Corp (a)	36,204		661
Omega Healthcare Investors Inc	52,440		1,203		Advent Software Inc (a)	15,399		334
Potlatch Corp	19,465		749		Allscripts Healthcare Solutions Inc (a)	82,655		1,068
Rayonier Inc	59,239		2,903		ANSYS Inc (a)	44,555		3,158
Realty Income Corp	64,392		2,529		Broadridge Financial Solutions Inc	60,271		1,383
Regency Centers Corp	43,399		2,084		Compuware Corp (a)	104,015		901
Senior Housing Properties Trust	85,156		1,872		Concur Technologies Inc (a)	21,756		1,441
SL Green Realty Corp	43,502		3,276		Fair Isaac Corp	16,330		761
Taubman Centers Inc	29,772		2,339		Informatica Corp (a)	52,370		1,421
UDR Inc	120,733		2,930		Mantech International Corp/VA	11,406		262
Weingarten Realty Investors	53,831		1,453		MSCI Inc (a)	58,771		1,583
			$53,397		Parametric Technology Corp (a)	57,285		1,156
					SolarWinds Inc (a)	29,361		1,485
Retail - 6.59%					Solera Holdings Inc	33,746		1,580
Advance Auto Parts Inc	35,383		2,510		VeriFone Systems Inc (a)	52,023		1,542
Aeropostale Inc (a)	39,214		469
American Eagle Outfitters Inc	86,327		1,802					$19,476
ANN Inc (a)	22,836		803		Telecommunications - 1.51%
Ascena Retail Group Inc (a)	59,436		1,177		ADTRAN Inc	30,531		516
Barnes & Noble Inc (a)	18,227		307		Ciena Corp (a)	48,351		600
Bob Evans Farms Inc	13,549		516		InterDigital Inc/PA	20,545		783
Brinker International Inc	35,672		1,099		NeuStar Inc (a)	32,046		1,173
Cabela's Inc (a)	22,199		995		Plantronics Inc	20,403		662
Cheesecake Factory Inc/The	24,093		796		Polycom Inc (a)	85,330		855
Chico's FAS Inc	80,102		1,490		RF Micro Devices Inc (a)	133,524		589
Copart Inc (a)	52,158		1,502		Telephone & Data Systems Inc	48,749		1,212
Dick's Sporting Goods Inc	46,868		2,343		Tellabs Inc	166,629		486
Foot Locker Inc	72,872		2,441		tw telecom inc (a)	72,885		1,856
Guess? Inc	29,584		733					$8,732
HSN Inc	17,993		936
MSC Industrial Direct Co Inc	22,401		1,671		Textiles - 0.40%
Office Depot Inc (a)	137,601		341		Mohawk Industries Inc (a)	27,966		2,334
Panera Bread Co (a)	13,588		2,291
PVH Corp	34,042		3,744		Transportation - 2.53%
Regis Corp	27,701		461		Con-way Inc	26,992		786
Saks Inc (a)	49,370		508		Genesee & Wyoming Inc (a)	20,921		1,516
Signet Jewelers Ltd	39,034		2,020		JB Hunt Transport Services Inc	43,676		2,564
Tractor Supply Co	34,207		3,292		Kansas City Southern	53,084		4,271
Wendy's Co/The	135,752		580		Kirby Corp (a)	26,958		1,550
Williams-Sonoma Inc	41,795		1,932		Landstar System Inc	22,510		1,140
World Fuel Services Corp	34,773		1,207		Matson Inc	20,461		435
			$37,966		Tidewater Inc	24,043		1,142
Savings & Loans - 0.97%					UTI Worldwide Inc	50,062		695
Astoria Financial Corp	39,417		395		Werner Enterprises Inc	21,453		497
First Niagara Financial Group Inc	170,162		1,409					$14,596
New York Community Bancorp Inc	211,890		2,937		Trucking & Leasing - 0.16%
Washington Federal Inc	51,387		862		GATX Corp	22,631		938
			$5,603
Semiconductors - 1.82%					Water- 0.30%
Atmel Corp (a)	212,379		991		Aqua America Inc	67,427		1,712
Cree Inc (a)	55,952		1,697
Cypress Semiconductor Corp	65,949		653		TOTAL COMMON STOCKS			$558,282
Fairchild Semiconductor International Inc (a)	61,108		719			Maturity
Integrated Device Technology Inc (a)	69,224		377		REPURCHASE AGREEMENTS - 3.05%	Amount (000's)	Value	(000	's)
International Rectifier Corp (a)	33,453		518
Intersil Corp	61,566		434		Banks- 3.05%
MEMC Electronic Materials Inc (a)	111,429		281		Investment in Joint Trading Account; Credit	$5,820		$5,821
QLogic Corp (a)	45,488		427		Suisse Repurchase Agreement; 0.25%
Rovi Corp (a)	52,638		712		dated 10/31/2012 maturing 11/01/2012
Semtech Corp (a)	31,817		794		(collateralized by US Government
Silicon Laboratories Inc (a)	18,542		749		Securities; $5,936,673; 0.00%; dated
					05/15/15 - 08/15/37)
See accompanying notes					352

Schedule of Investments MidCap S&P 400 Index Fund October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	2,716	$2,716
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $2,770,448; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	4,074	4,074
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $4,155,672; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	4,994	4,994
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $5,094,062; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$17,605
TOTAL REPURCHASE AGREEMENTS		$17,605
Total Investments		$575,887
Other Assets in Excess of Liabilities, Net - 0.09%		$539
TOTAL NET ASSETS - 100.00%		$576,426

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		23 .96%
Industrial		17 .83%
Consumer, Non-cyclical		17 .45%
Consumer, Cyclical		12.82%
Technology		7 .54%
Energy		5 .27%
Utilities		5 .03%
Communications		4 .64%
Basic Materials		4 .54%
Exchange Traded Funds		0 .83%
Other Assets in Excess of Liabilities, Net		0 .09%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2012	Long	170	$16,866	$16,628	$(238)
Total					$(238)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS - 96.40%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.20%					Banks (continued)
Interpublic Group of Cos Inc/The	222,396		$2,246		KeyCorp	345,681		$2,911
Lamar Advertising Co (a)	2,221		87		M&T Bank Corp	178,874		18,621
Omnicom Group Inc	19,300		925		Northern Trust Corp	60,834		2,906
			$3,258		Popular Inc (a)	71,639		1,385
					Regions Financial Corp	332,080		2,165
Aerospace & Defense - 1.45%					State Street Corp	13,500		602
Alliant Techsystems Inc	12,576		720		SunTrust Banks Inc	374,366		10,183
B/E Aerospace Inc (a)	123,179		5,554
					SVB Financial Group (a)	33,359		1,888
Boeing Co/The	1,200		84		Synovus Financial Corp	854,180		2,093
Exelis Inc	62,590		693		TCF Financial Corp	93,650		1,071
General Dynamics Corp	19,562		1,332		Valley National Bancorp	90,733		884
L-3 Communications Holdings Inc	61,167		4,514		Zions Bancorporation	22,124		475
Lockheed Martin Corp	13,913		1,303					$84,377
Northrop Grumman Corp	25,161		1,728
Raytheon Co	20,572		1,163		Beverages - 1.50%
Rockwell Collins Inc	7,700		413		Beam Inc	62,327		3,462
Spirit Aerosystems Holdings Inc (a)	342,562		5,355		Brown-Forman Corp	4,022		258
TransDigm Group Inc	1,300		173		Coca-Cola Enterprises Inc	281,102		8,838
Triumph Group Inc	6,597		432		Constellation Brands Inc (a)	175,946		6,218
			$23,464		Dr Pepper Snapple Group Inc	15,061		645
					Molson Coors Brewing Co	45,091		1,946
Agriculture - 0.43%					Monster Beverage Corp (a)	66,034		2,950
Bunge Ltd	27,936		1,984					$24,317
Lorillard Inc	38,598		4,478
Reynolds American Inc	12,506		521		Biotechnology - 1.27%
			$6,983		Alexion Pharmaceuticals Inc (a)	8,980		812
					Amgen Inc	16,526		1,430
Airlines - 0.11%					Ariad Pharmaceuticals Inc (a)	32,600		702
Copa Holdings SA	1,514		141		Biogen Idec Inc (a)	13,730		1,898
Delta Air Lines Inc (a)	42,297		407
					Bio-Rad Laboratories Inc (a)	11,460		1,162
Southwest Airlines Co	148,270		1,308		Celgene Corp (a)	6,600		484
			$1,856		Charles River Laboratories International Inc (a)	3,602		134
Apparel - 0.13%					Gilead Sciences Inc (a)	6,900		463
Coach Inc	19,696		1,104		Life Technologies Corp (a)	170,993		8,363
Deckers Outdoor Corp (a)	13,608		390		Regeneron Pharmaceuticals Inc (a)	4,280		609
Michael Kors Holdings Ltd (a)	500		27		United Therapeutics Corp (a)	11,816		540
Nike Inc	5,761		526		Vertex Pharmaceuticals Inc (a)	81,626		3,938
Ralph Lauren Corp	701		108					$20,535
			$2,155		Building Materials - 1.23%
Automobile Manufacturers - 0.25%					Fortune Brands Home & Security Inc (a)	167,940		4,776
Oshkosh Corp (a)	42,442		1,272		Lennox International Inc	151,379		7,576
PACCAR Inc	62,254		2,698		Martin Marietta Materials Inc	80,301		6,610
			$3,970		Owens Corning Inc (a)	29,008		975
								$19,937
Automobile Parts & Equipment - 0.63%
Allison Transmission Holdings Inc	30,690		620		Chemicals - 1.98%
Delphi Automotive PLC (a)	103,404		3,251		Airgas Inc	4,200		374
Goodyear Tire & Rubber Co/The (a)	12,700		145		Albemarle Corp	155,012		8,542
Lear Corp	13,533		576		Ashland Inc	15,467		1,101
TRW Automotive Holdings Corp (a)	103,384		4,808		Cabot Corp	44,832		1,603
Visteon Corp (a)	11,900		525		CF Industries Holdings Inc	21,342		4,379
WABCO Holdings Inc (a)	5,011		294		Cytec Industries Inc	78,678		5,414
			$10,219		Dow Chemical Co/The	46,270		1,356
					Eastman Chemical Co	5,515		327
Banks - 5.20%					EI du Pont de Nemours & Co	28,210		1,256
Associated Banc-Corp	153,228		1,975		Huntsman Corp	133,858		2,013
BancorpSouth Inc	29,503		417		Intrepid Potash Inc (a)	5,783		126
Bank of Hawaii Corp	45,753		2,020		Kronos Worldwide Inc	67,318		899
BOK Financial Corp	9,874		579		Monsanto Co	3,300		284
CapitalSource Inc	277,980		2,199		PPG Industries Inc	2,741		321
CIT Group Inc (a)	210,772		7,846		Praxair Inc	7,500		796
City National Corp/CA	31,973		1,634		Rockwood Holdings Inc	37,603		1,726
Comerica Inc	27,192		811		RPM International Inc	22,449		598
Commerce Bancshares Inc/MO	36,110		1,375		Sherwin-Williams Co/The	300		43
Cullen/Frost Bankers Inc	32,144		1,777		Westlake Chemical Corp	10,732		817
East West Bancorp Inc	117,371		2,498		WR Grace & Co (a)	1,546		99
Fifth Third Bancorp	487,267		7,080					$32,074
First Citizens BancShares Inc/NC	4,357		735
First Republic Bank/CA	154,496		5,307		Coal - 0.65%
Fulton Financial Corp	223,888		2,176		Alpha Natural Resources Inc (a)	82,007		703
Huntington Bancshares Inc/OH	119,549		764		Consol Energy Inc	66,760		2,347

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Coal (continued)					Diversified Financial Services (continued)
Peabody Energy Corp	222,625		$6,212		Invesco Ltd	894,751		$21,760
Walter Energy Inc	36,011		1,258		Janus Capital Group Inc	95,380		811
			$10,520		Jefferies Group Inc	58,092		827
					Lazard Ltd	118,772		3,499
Commercial Services - 0.82%					Legg Mason Inc	44,218		1,127
Aaron's Inc	11,968		369		NASDAQ OMX Group Inc/The	439,838		10,473
Booz Allen Hamilton Holding Corp	5,171		69		NYSE Euronext	159,721		3,955
Career Education Corp (a)	64,709		220
CoreLogic Inc/United States (a)	21,932		522		Raymond James Financial Inc	16,302		622
					SLM Corp	947,045		16,649
Corrections Corp of America	12,235		412		TD Ameritrade Holding Corp	168,459		2,643
DeVry Inc	19,088		501					$82,229
Equifax Inc	2,419		121
Genpact Ltd	5,128		90		Electric - 8.48%
H&R Block Inc	48,727		862		AES Corp/VA	78,557		821
Iron Mountain Inc	20,680		715		Alliant Energy Corp	45,295		2,024
KAR Auction Services Inc (a)	6,133		123		Ameren Corp	101,376		3,334
Manpower Inc	18,345		696		American Electric Power Co Inc	8,394		373
Monster Worldwide Inc (a)	22,657		141		Calpine Corp (a)	379,060		6,671
Paychex Inc	150,150		4,870		CMS Energy Corp	228,713		5,562
Quanta Services Inc (a)	28,993		752		Consolidated Edison Inc	5,854		354
RR Donnelley & Sons Co	68,935		691		Dominion Resources Inc/VA	8,098		427
Service Corp International/US	61,607		865		DTE Energy Co	76,505		4,751
Total System Services Inc	12,412		279		Edison International	274,188		12,870
Towers Watson & Co	8,287		445		Entergy Corp	69,006		5,008
United Rentals Inc (a)	900		37		Great Plains Energy Inc	163,449		3,668
Verisk Analytics Inc (a)	3,983		203		Hawaiian Electric Industries Inc	10,917		283
Weight Watchers International Inc	5,290		266		Integrys Energy Group Inc	31,984		1,728
			$13,249		MDU Resources Group Inc	37,131		807
					National Fuel Gas Co	8,492		448
Computers - 0.77%					NextEra Energy Inc	1,600		112
Brocade Communications Systems Inc (a)	265,302		1,406
					Northeast Utilities	295,382		11,609
Computer Sciences Corp	20,836		634		NRG Energy Inc	27,352		590
Diebold Inc	11,669		347		NV Energy Inc	445,186		8,463
DST Systems Inc	18,137		1,035		OGE Energy Corp	39,313		2,264
Lexmark International Inc	46,781		995		Pepco Holdings Inc	101,099		2,009
NetApp Inc (a)	182,752		4,916
SanDisk Corp (a)	46,272		1,932		Pinnacle West Capital Corp	155,324		8,228
Synopsys Inc (a)	18,359		591		PPL Corp	595,441		17,613
					SCANA Corp	234,323		11,500
Western Digital Corp	20,353		697		Southern Co/The	9,369		439
			$12,553		TECO Energy Inc	100,272		1,792
Consumer Products - 0.60%					Westar Energy Inc	49,667		1,475
Avery Dennison Corp	14,451		468		Wisconsin Energy Corp	97,703		3,758
Church & Dwight Co Inc	89,403		4,538		Xcel Energy Inc	656,204		18,538
Clorox Co/The	53,712		3,883					$137,519
Jarden Corp	16,222		808		Electrical Components & Equipment - 0.24%
			$9,697		AMETEK Inc	7,700		274
Cosmetics & Personal Care - 0.02%					Emerson Electric Co	10,800		523
Colgate-Palmolive Co	2,626		276		Energizer Holdings Inc	9,686		707
					General Cable Corp (a)	9,770		279
					Hubbell Inc	19,386		1,622
Distribution & Wholesale - 0.37%					Molex Inc	20,380		529
Arrow Electronics Inc (a)	16,460		580
								$3,934
Fastenal Co	24,000		1,073
Genuine Parts Co	1,777		111		Electronics - 0.81%
Ingram Micro Inc (a)	118,137		1,796		Amphenol Corp	61,399		3,692
MRC Global Inc (a)	5,110		125		Avnet Inc (a)	21,143		606
WESCO International Inc (a)	33,648		2,183		AVX Corp	9,935		98
WW Grainger Inc	300		60		FLIR Systems Inc	5,886		114
			$5,928		Garmin Ltd	70,422		2,675
					Honeywell International Inc	5,900		361
Diversified Financial Services - 5.07%					Itron Inc (a)	14,745		605
Affiliated Managers Group Inc (a)	2,621		332
Air Lease Corp (a)	2,700		56		Jabil Circuit Inc	49,166		852
					PerkinElmer Inc	26,262		813
Ameriprise Financial Inc	230,356		13,446		Tech Data Corp (a)	55,669		2,467
BlackRock Inc	1,112		211		Vishay Intertechnology Inc (a)	105,427		873
CBOE Holdings Inc	2,486		73					$13,156
CME Group Inc/IL	32,135		1,797
Discover Financial Services	36,727		1,506		Engineering & Construction - 0.27%
E*Trade Financial Corp (a)	112,340		939		AECOM Technology Corp (a)	22,684		487
Federated Investors Inc	3,617		84		Chicago Bridge & Iron Co NV ADR	7,482		281
Interactive Brokers Group Inc - A Shares	99,594		1,419		Engility Holdings Inc (a)	8,343		159

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Engineering & Construction (continued)					Healthcare - Products (continued)
Fluor Corp	8,596		$480		Hospira Inc (a)	19,834		$609
Jacobs Engineering Group Inc (a)	18,215		703		Intuitive Surgical Inc (a)	467		253
KBR Inc	20,354		567		Medtronic Inc	8,113		337
McDermott International Inc (a)	48,389		518		Patterson Cos Inc	28,635		956
URS Corp	35,612		1,192		QIAGEN NV (a)	32,383		565
			$4,387		Sirona Dental Systems Inc (a)	9,205		527
					St Jude Medical Inc	26,283		1,005
Entertainment - 0.08%					Teleflex Inc	21,355		1,452
Bally Technologies Inc (a)	1,889		94
					Thoratec Corp (a)	19,488		696
Dolby Laboratories Inc (a)	4,226		133
					Zimmer Holdings Inc	47,117		3,025
International Game Technology	26,452		340					$33,077
Penn National Gaming Inc (a)	12,183		493
Regal Entertainment Group	12,113		186		Healthcare - Services - 2.18%
			$1,246		Aetna Inc	239,912		10,484
					Brookdale Senior Living Inc (a)	42,140		989
Environmental Control - 0.31%					Cigna Corp	57,129		2,913
Covanta Holding Corp	21,434		390		Community Health Systems Inc (a)	69,817		1,914
Republic Services Inc	100,711		2,855		Covance Inc (a)	12,800		624
Waste Connections Inc	15,839		520		Coventry Health Care Inc	19,414		847
Waste Management Inc	38,200		1,250		HCA Holdings Inc	78,261		2,224
			$5,015		Health Management Associates Inc (a)	170,521		1,245
Food - 1.97%					Health Net Inc (a)	53,210		1,145
Campbell Soup Co	7,511		265		Humana Inc	61,891		4,596
ConAgra Foods Inc	140,058		3,899		LifePoint Hospitals Inc (a)	64,650		2,284
Dean Foods Co (a)	22,910		386		Mednax Inc (a)	17,150		1,183
General Mills Inc	10,800		433		Quest Diagnostics Inc	42,542		2,456
HJ Heinz Co	53,413		3,072		Tenet Healthcare Corp (a)	82,699		1,952
Hormel Foods Corp	3,557		105		Universal Health Services Inc	11,452		474
Ingredion Inc	126,495		7,775					$35,330
JM Smucker Co/The	150,638		12,900		Holding Companies - Diversified - 0.03%
Ralcorp Holdings Inc (a)	6,632		479
					Leucadia National Corp	18,113		411
Safeway Inc	72,045		1,175
Smithfield Foods Inc (a)	22,691		465
SUPERVALU Inc	77,291		240		Home Builders - 0.95%
Sysco Corp	1,300		40		DR Horton Inc	283,724		5,947
Tyson Foods Inc	42,078		707		Lennar Corp	51,973		1,948
			$31,941		NVR Inc (a)	115		104
					Pulte Group Inc (a)	90,828		1,575
Forest Products & Paper - 0.61%					Thor Industries Inc	52,470		1,995
Domtar Corp	36,825		2,937		Toll Brothers Inc (a)	117,964		3,894
International Paper Co	150,492		5,392					$15,463
MeadWestvaco Corp	53,954		1,602
			$9,931		Home Furnishings - 0.22%
					Harman International Industries Inc	46,386		1,945
Gas - 1.66%					Tempur-Pedic International Inc (a)	3,900		103
AGL Resources Inc	23,625		964		Whirlpool Corp	15,263		1,491
Atmos Energy Corp	39,030		1,404					$3,539
CenterPoint Energy Inc	207,480		4,496
NiSource Inc	131,045		3,337		Housewares - 0.12%
Questar Corp	166,641		3,373		Newell Rubbermaid Inc	91,084		1,880
Sempra Energy	179,191		12,499
UGI Corp	16,758		541		Insurance - 7.21%
Vectren Corp	12,800		379		Alleghany Corp (a)	2,073		721
			$26,993		Allied World Assurance Co Holdings AG	20,347		1,633
Hand & Machine Tools - 0.79%					American Financial Group Inc/OH	58,064		2,253
Kennametal Inc	16,580		587		American International Group Inc (a)	25,700		898
Regal-Beloit Corp	7,797		508		American National Insurance Co	11,495		840
Snap-on Inc	6,352		491		Aon PLC	65,184		3,517
Stanley Black & Decker Inc	163,022		11,298		Arch Capital Group Ltd (a)	77,935		3,441
			$12,884		Aspen Insurance Holdings Ltd	33,695		1,090
					Assurant Inc	11,853		448
Healthcare - Products - 2.04%					Assured Guaranty Ltd	188,462		2,618
Alere Inc (a)	18,537		356		Axis Capital Holdings Ltd	36,249		1,313
Becton Dickinson and Co	6,400		484		Brown & Brown Inc	55,267		1,412
Boston Scientific Corp (a)	1,877,340		9,650		Cincinnati Financial Corp	60,447		2,408
CareFusion Corp (a)	63,422		1,685		CNA Financial Corp	5,611		165
Cooper Cos Inc/The	10,378		996		Endurance Specialty Holdings Ltd	49,049		1,989
Covidien PLC	900		49		Everest Re Group Ltd	103,330		11,474
Henry Schein Inc (a)	9,037		667		Fidelity National Financial Inc	64,996		1,391
Hill-Rom Holdings Inc	38,912		1,093		Genworth Financial Inc (a)	197,159		1,175
Hologic Inc (a)	420,579		8,672		Hanover Insurance Group Inc/The	36,938		1,334

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)					Machinery - Construction & Mining (continued)
Hartford Financial Services Group Inc	547,554		$11,887		Terex Corp (a)	60,136		$1,356
HCC Insurance Holdings Inc	56,361		2,009					$1,602
Lincoln National Corp	40,049		993
Markel Corp (a)	2,818		1,330		Machinery - Diversified - 0.87%
					AGCO Corp (a)	13,111		597
MBIA Inc (a)	81,687		809
					CNH Global NV (a)	5,573		250
Mercury General Corp	23,578		956
Old Republic International Corp	31,200		308		Flowserve Corp	1,080		146
PartnerRe Ltd	104,047		8,428		Gardner Denver Inc	91,805		6,364
ProAssurance Corp	16,875		1,509		IDEX Corp	13,605		579
Progressive Corp/The	296,903		6,621		Manitowoc Co Inc/The	1,200		17
Protective Life Corp	142,300		3,884		Nordson Corp	943		56
Reinsurance Group of America Inc	10,189		539		Rockwell Automation Inc	51,232		3,640
RenaissanceRe Holdings Ltd	9,117		742		Roper Industries Inc	5,000		546
StanCorp Financial Group Inc	41,864		1,438		Xylem Inc/NY	62,346		1,513
					Zebra Technologies Corp (a)	8,969		322
Torchmark Corp	54,214		2,742
Unum Group	42,049		853					$14,030
Validus Holdings Ltd	57,615		2,063		Media - 1.39%
White Mountains Insurance Group Ltd	2,281		1,170		Cablevision Systems Corp	66,447		1,158
Willis Group Holdings PLC	205,114		6,906		CBS Corp	45,514		1,475
WR Berkley Corp	286,525		11,143		Charter Communications Inc (a)	3,800		294
XL Group PLC	423,254		10,471		DIRECTV (a)	26,670		1,363
			$116,921		Discovery Communications Inc - A Shares (a)	3,800		224
					Discovery Communications Inc - C Shares (a)	11,300		619
Internet - 1.56%
AOL Inc (a)	14,486		497		DISH Network Corp	42,486		1,514
Expedia Inc	10,325		611		Gannett Co Inc	41,034		693
F5 Networks Inc (a)	12,260		1,011		John Wiley & Sons Inc	5,347		232
					Liberty Global Inc - A Shares (a)	6,100		366
Groupon Inc (a)	33,900		140
					Liberty Media Corp - Liberty Capital (a)	37,442		4,181
IAC/InterActiveCorp	9,496		459
Liberty Interactive Corp (a)	695,790		13,916		News Corp - Class A	23,887		571
					Nielsen Holdings NV (a)	18,344		531
Liberty Ventures (a)	20,057		1,141
priceline.com Inc (a)	500		287		Scripps Networks Interactive Inc	63,583		3,860
					Sirius XM Radio Inc (a)	283,510		794
Symantec Corp (a)	150,301		2,734
TIBCO Software Inc (a)	36,100		910		Time Warner Cable Inc	13,863		1,374
VeriSign Inc (a)	42,296		1,568		Time Warner Inc	35,526		1,544
Yahoo! Inc (a)	115,500		1,942		Viacom Inc	35,398		1,815
Zynga Inc (a)	42,000		94					$22,608
			$25,310		Metal Fabrication & Hardware - 0.03%
Investment Companies - 0.10%					Timken Co	10,872		429
Ares Capital Corp	97,324		1,699
					Mining - 0.41%
Iron & Steel - 1.53%					Alcoa Inc	283,830		2,432
					Molycorp Inc (a)	97,450		1,014
Allegheny Technologies Inc	13,105		345
Carpenter Technology Corp	120,750		5,870		Southern Copper Corp	31,666		1,207
Cliffs Natural Resources Inc	110,288		4,000		Vulcan Materials Co	42,272		1,943
Commercial Metals Co	49,330		679					$6,596
Nucor Corp	140,508		5,638		Miscellaneous Manufacturing - 3.10%
Reliance Steel & Aluminum Co	128,901		7,005		Aptargroup Inc	20,276		1,040
Steel Dynamics Inc	36,350		460		Carlisle Cos Inc	20,532		1,141
United States Steel Corp	40,511		826		Cooper Industries PLC	6,837		512
			$24,823		Crane Co	31,814		1,336
Leisure Products & Services - 0.16%					Danaher Corp	15,600		807
Carnival Corp	9,285		352		Dover Corp	249,428		14,522
Harley-Davidson Inc	5,600		262		Eaton Corp	127,146		6,004
Polaris Industries Inc	3,800		321		Harsco Corp	13,525		270
Royal Caribbean Cruises Ltd	51,262		1,726		Illinois Tool Works Inc	8,900		546
			$2,661		Ingersoll-Rand PLC	14,527		683
					ITT Corp	55,298		1,150
Lodging - 0.95%					Leggett & Platt Inc	61,536		1,632
Choice Hotels International Inc	17,562		550		Parker Hannifin Corp	49,839		3,921
Las Vegas Sands Corp	7,400		344		Pentair Ltd	153,085		6,466
Marriott International Inc/DE	47,983		1,750		Textron Inc	337,872		8,517
MGM Resorts International (a)	761,203		7,847		Trinity Industries Inc	52,656		1,647
Starwood Hotels & Resorts Worldwide Inc	46,562		2,414					$50,194
Wyndham Worldwide Corp	28,669		1,445
Wynn Resorts Ltd	9,200		1,114		Office & Business Equipment - 0.18%
			$15,464		Pitney Bowes Inc	13,081		188
					Xerox Corp	419,156		2,699
Machinery - Construction & Mining - 0.10%								$2,887
Caterpillar Inc	2,900		246

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas - 6.18%					Pipelines - 0.30%
Atwood Oceanics Inc (a)	7,844		$375		Kinder Morgan Inc/Delaware	34,800		$1,208
Cabot Oil & Gas Corp	600		28		Spectra Energy Corp	93,907		2,711
Chesapeake Energy Corp	228,340		4,626		Williams Cos Inc/The	29,200		1,022
Cimarex Energy Co	29,255		1,672					$4,941
Cobalt International Energy Inc (a)	35,400		737
Denbury Resources Inc (a)	156,483		2,398		Private Equity - 0.16%
					American Capital Ltd (a)	226,356		2,669
Diamond Offshore Drilling Inc	18,884		1,308
Energen Corp	113,622		5,300
EQT Corp	126,057		7,642		Real Estate - 0.10%
Forest Oil Corp (a)	14,987		114		Forest City Enterprises Inc (a)	19,089		306
Helmerich & Payne Inc	19,435		928		Howard Hughes Corp/The (a)	11,770		824
HollyFrontier Corp	235,799		9,110		Jones Lang LaSalle Inc	6,468		503
Marathon Petroleum Corp	255,961		14,059					$1,633
Murphy Oil Corp	53,125		3,188
Nabors Industries Ltd (a)	111,413		1,503		REITS - 11.91%
Newfield Exploration Co (a)	19,382		526		Alexandria Real Estate Equities Inc	150,279		10,583
Noble Energy Inc	49,269		4,681		American Campus Communities Inc	11,732		532
Patterson-UTI Energy Inc	42,264		684		American Capital Agency Corp	145,209		4,795
Phillips 66	4,100		193		Annaly Capital Management Inc	431,866		6,970
Pioneer Natural Resources Co	85,687		9,053		Apartment Investment & Management Co	8,077		216
Plains Exploration & Production Co (a)	57,590		2,054		AvalonBay Communities Inc	111,447		15,108
QEP Resources Inc	51,829		1,503		BioMed Realty Trust Inc	18,876		361
Quicksilver Resources Inc (a)	50,537		196		Boston Properties Inc	56,384		5,994
Range Resources Corp	109,529		7,159		Brandywine Realty Trust	67,774		786
Rowan Cos PLC (a)	34,870		1,105		BRE Properties Inc	51,741		2,501
SandRidge Energy Inc (a)	153,205		953		Camden Property Trust	93,219		6,119
Southwestern Energy Co (a)	119,737		4,156		CBL & Associates Properties Inc	103,643		2,319
Tesoro Corp	144,329		5,443		CommonWealth REIT	94,100		1,290
Ultra Petroleum Corp (a)	24,645		562		DDR Corp	56,856		874
Unit Corp (a)	19,159		773		Douglas Emmett Inc	150,234		3,522
Valero Energy Corp	189,581		5,517		Duke Realty Corp	109,510		1,586
Whiting Petroleum Corp (a)	28,462		1,196		Equity Lifestyle Properties Inc	1,443		97
WPX Energy Inc (a)	83,042		1,407		Equity Residential	25,184		1,446
			$100,149		Extra Space Storage Inc	7,741		267
					Federal Realty Investment Trust	9,097		981
Oil & Gas Services - 0.74%					General Growth Properties Inc	296,667		5,833
Cameron International Corp (a)	223,377		11,312		Hatteras Financial Corp	20,696		564
National Oilwell Varco Inc	1,474		109		HCP Inc	171,964		7,618
Oil States International Inc (a)	1,716		125		Health Care REIT Inc	98,495		5,854
Superior Energy Services Inc (a)	19,273		392		Home Properties Inc	4,555		277
			$11,938		Hospitality Properties Trust	47,153		1,090
					Host Hotels & Resorts Inc	972,611		14,063
Packaging & Containers - 1.19%					Kilroy Realty Corp	9,328		414
Ball Corp	16,800		720		Kimco Realty Corp	594,849		11,612
Bemis Co Inc	68,691		2,270
Crown Holdings Inc (a)	153,134		5,857		Liberty Property Trust	298,941		10,498
Greif Inc	6,302		264		Macerich Co/The	83,733		4,772
Owens-Illinois Inc (a)	8,616		168		Mack-Cali Realty Corp	23,633		614
Packaging Corp of America	16,222		572		MFA Financial Inc	856,615		6,998
					Mid-America Apartment Communities Inc	460		30
Rock-Tenn Co	8,805		645		National Retail Properties Inc	13,104		415
Sealed Air Corp	434,700		7,051
Sonoco Products Co	57,940		1,804		Piedmont Office Realty Trust Inc	175,727		3,128
					Post Properties Inc	6,402		312
			$19,351		Prologis Inc	196,503		6,738
Pharmaceuticals - 1.57%					Public Storage	5,899		818
AmerisourceBergen Corp	108,538		4,281		Rayonier Inc	23,611		1,157
Bristol-Myers Squibb Co	18,226		606		Realty Income Corp	62,317		2,448
Cardinal Health Inc	10,689		440		Regency Centers Corp	10,892		523
Eli Lilly & Co	4,414		215		Retail Properties of America Inc	5,100		62
Endo Health Solutions Inc (a)	8,735		250		Senior Housing Properties Trust	64,003		1,407
Forest Laboratories Inc (a)	125,590		4,233		Simon Property Group Inc	4,154		632
McKesson Corp	5,290		494		SL Green Realty Corp	17,406		1,311
Medivation Inc (a)	9,900		506		Tanger Factory Outlet Centers	202,881		6,385
Mylan Inc/PA (a)	469,486		11,897		Taubman Centers Inc	25,451		1,999
Omnicare Inc	25,144		868		UDR Inc	96,677		2,347
Onyx Pharmaceuticals Inc (a)	3,000		235		Ventas Inc	297,720		18,837
Salix Pharmaceuticals Ltd (a)	7,900		308		Vornado Realty Trust	70,859		5,684
VCA Antech Inc (a)	33,217		650		Weingarten Realty Investors	18,458		498
Warner Chilcott PLC	34,152		396		Weyerhaeuser Co	67,902		1,880
			$25,379					$193,165

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail - 4.31%					Semiconductors (continued)
Abercrombie & Fitch Co	13,720		$420		Rovi Corp (a)	23,250		$315
American Eagle Outfitters Inc	8,820		184		Teradyne Inc (a)	32,967		482
AutoNation Inc (a)	21,300		946		Xilinx Inc	3,500		115
AutoZone Inc (a)	17,022		6,384					$54,547
Best Buy Co Inc	36,574		556
CarMax Inc (a)	42,369		1,430		Shipbuilding - 0.09%
Chico's FAS Inc	25,062		466		Huntington Ingalls Industries Inc	33,762		1,431
Chipotle Mexican Grill Inc (a)	21,749		5,535
Darden Restaurants Inc	2,300		121		Software - 2.25%
Dillard's Inc	27,692		2,133		Activision Blizzard Inc	139,752		1,522
Dollar Tree Inc (a)	9,700		387		Adobe Systems Inc (a)	146,420		4,978
DSW Inc	2,850		178		Akamai Technologies Inc (a)	3,538		134
Dunkin' Brands Group Inc	1,131		35		Allscripts Healthcare Solutions Inc (a)	38,353		496
Foot Locker Inc	36,989		1,239		CA Inc	199,338		4,489
GameStop Corp	62,567		1,428		Check Point Software Technologies Ltd (a)	74,594		3,322
Gap Inc/The	7,183		257		Citrix Systems Inc (a)	9,300		575
Guess? Inc	20,914		518		Compuware Corp (a)	43,664		378
JC Penney Co Inc	19,167		460		Dun & Bradstreet Corp/The	3,144		255
Kohl's Corp	77,827		4,147		Electronic Arts Inc (a)	38,178		471
Lowe's Cos Inc	12,000		389		Fidelity National Information Services Inc	327,203		10,755
Ltd Brands Inc	81,455		3,901		Fiserv Inc (a)	11,444		858
Macy's Inc	343,807		13,088		Intuit Inc	27,700		1,646
Nordstrom Inc	4,030		229		Parametric Technology Corp (a)	329,035		6,640
Nu Skin Enterprises Inc	15,400		729					$36,519
PetSmart Inc	54,650		3,628
PVH Corp	83,711		9,208		Telecommunications - 1.97%
RadioShack Corp	67,027		150		Amdocs Ltd	81,995		2,711
Ross Stores Inc	48,673		2,966		CenturyLink Inc	34,630		1,329
Sally Beauty Holdings Inc (a)	51,493		1,240		Crown Castle International Corp (a)	1,800		120
Sears Canada Inc (a)	3,172		34		EchoStar Corp (a)	20,571		653
Sears Holdings Corp (a)	7,406		464		Frontier Communications Corp	133,248		629
Sears Hometown and Outlet Stores Inc (a)	1,400		51		Harris Corp	11,800		540
					JDS Uniphase Corp (a)	37,540		364
Signet Jewelers Ltd	17,940		928		Juniper Networks Inc (a)	683,405		11,324
Staples Inc	118,593		1,366		Level 3 Communications Inc (a)	6,236		128
Starbucks Corp	12,400		569		MetroPCS Communications Inc (a)	41,294		422
TJX Cos Inc	5,600		233
Urban Outfitters Inc (a)	87,859		3,142		Motorola Solutions Inc	10,200		527
					NII Holdings Inc (a)	44,681		356
Williams-Sonoma Inc	8,600		398		Palo Alto Networks Inc (a)	5,400		297
World Fuel Services Corp	9,821		341		Polycom Inc (a)	365,763		3,665
			$69,878		Sprint Nextel Corp (a)	1,072,245		5,940
Savings & Loans - 0.62%					Telephone & Data Systems Inc	51,930		1,292
Capitol Federal Financial Inc	153,360		1,827		tw telecom inc (a)	23,200		591
First Niagara Financial Group Inc	74,752		619		US Cellular Corp (a)	3,066		113
Hudson City Bancorp Inc	63,433		538		Virgin Media Inc	13,440		440
New York Community Bancorp Inc	226,355		3,137		Windstream Corp	47,993		458
People's United Financial Inc	134,331		1,616					$31,899
Washington Federal Inc	133,841		2,246
			$9,983		Textiles - 0.10%
					Cintas Corp	22,871		956
Semiconductors - 3.36%					Mohawk Industries Inc (a)	7,939		663
Advanced Micro Devices Inc (a)	46,870		96					$1,619
Altera Corp	262,338		7,996
Analog Devices Inc	117,000		4,576		Toys, Games & Hobbies - 0.17%
Applied Materials Inc	467,012		4,951		Hasbro Inc	20,742		746
Atmel Corp (a)	161,660		754		Mattel Inc	52,935		1,947
Avago Technologies Ltd	2,891		95					$2,693
Cavium Inc (a)	36,622		1,215
					Transportation - 0.07%
Cypress Semiconductor Corp	37,984		377		Con-way Inc	5,069		148
Fairchild Semiconductor International Inc (a)	91,625		1,077
					Expeditors International of Washington Inc	4,229		155
KLA-Tencor Corp	62,049		2,887		Matson Inc	8,128		173
Lam Research Corp (a)	366,673		12,980
					Tidewater Inc	2,726		129
Linear Technology Corp	3,400		106		Union Pacific Corp	1,847		227
LSI Corp (a)	439,567		3,011
					UTI Worldwide Inc	20,805		289
Marvell Technology Group Ltd	139,174		1,098					$1,121
Maxim Integrated Products Inc	24,866		685
Microchip Technology Inc	11,500		360		Trucking & Leasing - 0.06%
Micron Technology Inc (a)	367,576		1,994		GATX Corp	24,496		1,016
NVIDIA Corp	252,641		3,024
ON Semiconductor Corp (a)	995,488		6,122
PMC - Sierra Inc (a)	49,396		231		Water - 0.22%
					American Water Works Co Inc	79,365		2,916

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value(000	's)

Water (continued)
Aqua America Inc	28,348	$720
		$3,636
TOTAL COMMON STOCKS		$1,563,094
	Maturity
REPURCHASE AGREEMENTS - 3.74%	Amount (000's)	Value(000	's)

Banks- 3.74%
Investment in Joint Trading Account; Credit	$20,062	$20,062
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $20,462,703; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	9,362	9,362
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $9,549,261; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	14,043	14,043
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $14,323,893; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	17,214	17,214
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $17,558,365; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$60,681
TOTAL REPURCHASE AGREEMENTS		$60,681
Total Investments		$1,623,775
Liabilities in Excess of Other Assets, Net - (0.14)%		$(2,245)
TOTAL NET ASSETS - 100.00%		$1,621,530

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		34 .11%
Consumer, Non-cyclical		12 .40%
Industrial		10 .61%
Utilities		10 .36%
Consumer, Cyclical		8 .55%
Energy		7 .87%
Technology		6 .56%
Communications		5 .12%
Basic Materials		4 .53%
Diversified		0 .03%
Liabilities in Excess of Other Assets, Net		(0.14)%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short Contracts			Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2012	Long	641		$63,994	$62,696	$(1,298)
Total						$(1,298)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2012

COMMON STOCKS - 93.89%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.02%					Beverages (continued)
Interpublic Group of Cos Inc/The	1,425		$15		Molson Coors Brewing Co	475		$21
Lamar Advertising Co (a)	55		2					$444

			$17		Biotechnology - 0.04%
Aerospace & Defense - 1.80%					Bio-Rad Laboratories Inc (a)	105		11
Alliant Techsystems Inc	166		9		Charles River Laboratories International Inc (a)	90		3
Exelis Inc	21,745		240		Life Technologies Corp (a)	573		28
L-3 Communications Holdings Inc	15,086		1,114					$42
Spirit Aerosystems Holdings Inc (a)	487		8
Triumph Group Inc	5,306		347		Building Materials - 1.27%
					Fortune Brands Home & Security Inc (a)	404		12
			$1,718		Masco Corp	78,400		1,183
Agriculture - 2.48%					Owens Corning Inc (a)	369		12
Bunge Ltd	441		32					$1,207
Lorillard Inc	10,602		1,230
Reynolds American Inc	26,400		1,099		Chemicals - 1.77%
			$2,361		Albemarle Corp	196		11
					Ashland Inc	289		21
Airlines - 0.03%					Cabot Corp	322		11
Copa Holdings SA	38		4		CF Industries Holdings Inc	5,693		1,169
Delta Air Lines Inc (a)	1,067		10		Cytec Industries Inc	170		12
Southwest Airlines Co	2,128		19		Eastman Chemical Co	139		8
			$33		Huntsman Corp	998		15
					Intrepid Potash Inc (a)	145		3
Apparel - 1.29%					Kronos Worldwide Inc	103		1
Deckers Outdoor Corp (a)	75		2
Hanesbrands Inc (a)	36,600		1,225		Rockwood Holdings Inc	243		11
					RPM International Inc	407		11
			$1,227		Westlake Chemical Corp	5,419		412
Automobile Manufacturers - 0.05%					WR Grace & Co (a)	38		2
Oshkosh Corp (a)	483		14					$1,687
PACCAR Inc	852		37		Coal - 0.06%
			$51		Consol Energy Inc	688		24
Automobile Parts & Equipment - 0.03%					Peabody Energy Corp	840		23
Lear Corp	342		15		Walter Energy Inc	332		12
TRW Automotive Holdings Corp (a)	345		16					$59
WABCO Holdings Inc (a)	23		1
					Commercial Services - 1.69%
			$32		Aaron's Inc	116		3
Banks - 6.69%					Booz Allen Hamilton Holding Corp	130		2
Associated Banc-Corp	881		11		CoreLogic Inc/United States (a)	18,322		436
Bank of Hawaii Corp	231		10		Corrections Corp of America	309		10
BOK Financial Corp	131		8		DeVry Inc	331		9
Capital One Financial Corp	25,900		1,558		Equifax Inc	61		3
CapitalSource Inc	1,176		9		Genpact Ltd	129		2
CIT Group Inc (a)	608		23		H&R Block Inc	555		10
City National Corp/CA	237		12		KAR Auction Services Inc (a)	154		3
Comerica Inc	686		21		Manpower Inc	418		16
Commerce Bancshares Inc/MO	6,881		262		Paychex Inc	112		4
Cullen/Frost Bankers Inc	165		9		Quanta Services Inc (a)	730		19
East West Bancorp Inc	11,504		245		Rent-A-Center Inc/TX	18,400		613
Fifth Third Bancorp	177,116		2,574		RR Donnelley & Sons Co	913		9
First Citizens BancShares Inc/NC	27		5		Service Corp International/US	769		11
First Republic Bank/CA	356		12		Total System Services Inc	117		3
Fulton Financial Corp	1,017		10		Towers Watson & Co	209		11
Huntington Bancshares Inc/OH	50,333		321		Verisk Analytics Inc (a)	100		5
KeyCorp	56,204		473		Western Union Co/The	34,900		443
M&T Bank Corp	441		46					$1,612
Northern Trust Corp	777		37		Computers - 1.06%
Regions Financial Corp	98,893		645		Brocade Communications Systems Inc (a)	2,453		13
SunTrust Banks Inc	1,876		51		Computer Sciences Corp	490		15
SVB Financial Group (a)	235		13
					Diebold Inc	295		9
Valley National Bancorp	1,030		10		DST Systems Inc	142		8
Zions Bancorporation	558		12		Lexmark International Inc	361		8
			$6,377		NetApp Inc (a)	444		12
Beverages - 0.47%					SanDisk Corp (a)	738		31
Beam Inc	487		27		Synopsys Inc (a)	27,773		894
Brown-Forman Corp	101		7		Western Digital Corp	512		17
Coca-Cola Enterprises Inc	858		27					$1,007
Constellation Brands Inc (a)	10,264		362
					Consumer Products - 0.07%
					Avery Dennison Corp	365		12

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Consumer Products (continued)					Engineering & Construction - 1.12%
Church & Dwight Co Inc	283		$14		AECOM Technology Corp (a)	571		$12
Clorox Co/The	452		33		Chicago Bridge & Iron Co NV ADR	9,769		367
Jarden Corp	216		11		Engility Holdings Inc (a)	56		1
			$70		Fluor Corp	216		12
					Jacobs Engineering Group Inc (a)	459		18
Distribution & Wholesale - 0.79%					KBR Inc	22,543		628
Arrow Electronics Inc (a)	414		14
					McDermott International Inc (a)	1,219		13
Ingram Micro Inc (a)	772		12
WESCO International Inc (a)	11,160		724		URS Corp	383		13
								$1,064
			$750
					Entertainment - 1.06%
Diversified Financial Services - 4.93%					Dolby Laboratories Inc (a)	106		3
Affiliated Managers Group Inc (a)	67		8
					International Game Technology	77,267		993
Ameriprise Financial Inc	16,488		962		Penn National Gaming Inc (a)	307		12
CBOE Holdings Inc	62		2		Regal Entertainment Group	305		5
Discover Financial Services	46,500		1,906					$1,013
Federated Investors Inc	92		2
Interactive Brokers Group Inc - A Shares	212		3		Environmental Control - 0.06%
Invesco Ltd	1,615		39		Covanta Holding Corp	540		10
Janus Capital Group Inc	983		8		Republic Services Inc	1,059		30
Jefferies Group Inc	738		11		Waste Connections Inc	399		13
Legg Mason Inc	428		11					$53
NASDAQ OMX Group Inc/The	621		15
NYSE Euronext	925		23		Food - 0.65%
Raymond James Financial Inc	410		16		Campbell Soup Co	190		7
SLM Corp	95,386		1,677		ConAgra Foods Inc	17,291		481
TD Ameritrade Holding Corp	807		13		HJ Heinz Co	447		26
			$4,696		Ingredion Inc	219		13
					JM Smucker Co/The	419		36
Electric - 4.94%					Ralcorp Holdings Inc (a)	168		12
AES Corp/VA	1,980		21		Safeway Inc	757		12
Alliant Energy Corp	343		15		Smithfield Foods Inc (a)	572		12
Ameren Corp	748		25		Tyson Foods Inc	1,061		18
Calpine Corp (a)	1,227		22					$617
CMS Energy Corp	23,574		573
DTE Energy Co	6,877		427		Forest Products & Paper - 1.41%
Edison International	1,005		47		Domtar Corp	3,512		280
Entergy Corp	547		40		International Paper Co	29,100		1,043
Integrys Energy Group Inc	237		13		MeadWestvaco Corp	548		16
MDU Resources Group Inc	582		13					$1,339
National Fuel Gas Co	217		11		Gas - 2.32%
Northeast Utilities	950		37		AGL Resources Inc	372		15
NRG Energy Inc	18,550		400		Atmos Energy Corp	338		12
NV Energy Inc	53,204		1,011		CenterPoint Energy Inc	53,107		1,151
OGE Energy Corp	410		24		NiSource Inc	38,121		971
Pepco Holdings Inc	692		14		Sempra Energy	744		52
Pinnacle West Capital Corp	15,555		824		UGI Corp	422		14
PPL Corp	2,413		71					$2,215
SCANA Corp	355		17
TECO Energy Inc	653		12		Hand & Machine Tools - 1.29%
Westar Energy Inc	390		12		Kennametal Inc	417		15
Wisconsin Energy Corp	712		27		Regal-Beloit Corp	197		13
Xcel Energy Inc	37,025		1,046		Snap-on Inc	161		12
			$4,702		Stanley Black & Decker Inc	17,188		1,191
								$1,231
Electrical Components & Equipment - 2.18%
Energizer Holdings Inc	244		18		Healthcare - Products - 1.06%
Hubbell Inc	9,666		809		Boston Scientific Corp (a)	4,960		26
Molex Inc	48,013		1,247		CareFusion Corp (a)	760		20
			$2,074		Cooper Cos Inc/The	116		11
					Henry Schein Inc (a)	135		10
Electronics - 0.09%					Hill-Rom Holdings Inc	314		9
Avnet Inc (a)	532		15		Hologic Inc (a)	918		19
AVX Corp	250		3		Hospira Inc (a)	499		15
FLIR Systems Inc	148		3		Patterson Cos Inc	34		1
Garmin Ltd	346		13		QIAGEN NV (a)	816		14
Itron Inc (a)	215		9		Sirona Dental Systems Inc (a)	229		13
Jabil Circuit Inc	790		14		St Jude Medical Inc	21,550		825
PerkinElmer Inc	398		12		Teleflex Inc	213		14
Tech Data Corp (a)	202		9		Zimmer Holdings Inc	553		36
Vishay Intertechnology Inc (a)	773		6
								$1,013
			$84

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services - 3.67%					Internet - 1.63%
Cigna Corp	47,139		$2,404		AOL Inc (a)	366		$13
Community Health Systems Inc (a)	461		13		Expedia Inc	8,487		502
Coventry Health Care Inc	490		21		IAC/InterActiveCorp	19,584		947
HCA Holdings Inc	8,614		244		Liberty Interactive Corp (a)	1,705		34
Health Management Associates Inc (a)	1,326		10		Liberty Ventures (a)	170		10
Health Net Inc (a)	422		9		Symantec Corp (a)	2,444		44
Humana Inc	9,821		729		VeriSign Inc (a)	63		2
LifePoint Hospitals Inc (a)	264		9					$1,552
Mednax Inc (a)	168		12
Quest Diagnostics Inc	495		29		Investment Companies - 0.02%
Universal Health Services Inc	288		12		Ares Capital Corp	876		15
			$3,492
					Iron & Steel - 0.11%
Holding Companies - Diversified - 0.01%					Allegheny Technologies Inc	331		9
Leucadia National Corp	457		10		Cliffs Natural Resources Inc	524		19
					Nucor Corp	960		38
Home Builders - 1.10%					Reliance Steel & Aluminum Co	267		14
DR Horton Inc	904		19		Steel Dynamics Inc	916		12
Lennar Corp	576		21		United States Steel Corp	444		9
NVR Inc (a)	3		3					$101
Pulte Group Inc (a)	56,746		984
Thor Industries Inc	202		8		Leisure Products & Services - 1.30%
Toll Brothers Inc (a)	436		14		Royal Caribbean Cruises Ltd	36,758		1,238
			$1,049
					Lodging - 0.02%
Home Furnishings - 0.41%					Choice Hotels International Inc	123		4
Harman International Industries Inc	248		10		Marriott International Inc/DE	100		3
Whirlpool Corp	3,861		378		MGM Resorts International (a)	1,360		14
			$388					$21
Housewares - 0.02%					Machinery - Construction & Mining - 0.01%
Newell Rubbermaid Inc	1,030		21		Terex Corp (a)	571		13
Insurance - 7.18%
Alleghany Corp (a)	53		18		Machinery - Diversified - 0.49%
					AGCO Corp (a)	330		15
Allied World Assurance Co Holdings AG	11,691		939		CNH Global NV (a)	140		6
American Financial Group Inc/OH	311		12
American National Insurance Co	36		3		Flowserve Corp	27		4
Aon PLC	922		50		Gardner Denver Inc	261		18
Arch Capital Group Ltd (a)	437		19		IDEX Corp	342		15
Aspen Insurance Holdings Ltd	362		12		Nordson Corp	23		1
					Xylem Inc/NY	16,469		400
Assurant Inc	299		11		Zebra Technologies Corp (a)	226		8
Assured Guaranty Ltd	914		13
Axis Capital Holdings Ltd	382		14					$467
Brown & Brown Inc	566		14		Media - 0.62%
Chubb Corp/The	11,100		855		DISH Network Corp	227		8
Cincinnati Financial Corp	526		21		Gannett Co Inc	805		14
CNA Financial Corp	141		4		John Wiley & Sons Inc	134		6
Everest Re Group Ltd	3,000		333		Liberty Media Corp - Liberty Capital (a)	356		40
Fidelity National Financial Inc	777		17		McGraw-Hill Cos Inc/The	9,160		506
Hartford Financial Services Group Inc	1,360		30		Nielsen Holdings NV (a)	462		13
HCC Insurance Holdings Inc	353		13					$587
Lincoln National Corp	20,549		509
Markel Corp (a)	35		17		Metal Fabrication & Hardware - 0.01%
PartnerRe Ltd	235		19		Timken Co	274		11
ProAssurance Corp	163		15
Progressive Corp/The	2,214		49		Mining - 0.05%
Protective Life Corp	12,879		351		Alcoa Inc	3,229		28
Reinsurance Group of America Inc	18,687		989		Vulcan Materials Co	392		18
RenaissanceRe Holdings Ltd	181		15					$46
StanCorp Financial Group Inc	225		8
Torchmark Corp	10,268		519		Miscellaneous Manufacturing - 4.98%
Unum Group	882		18		Carlisle Cos Inc	205		11
Validus Holdings Ltd	426		15		Cooper Industries PLC	172		13
White Mountains Insurance Group Ltd	18		9		Crane Co	9,614		403
Willis Group Holdings PLC	25,600		862		Dover Corp	4,241		247
WR Berkley Corp	387		15		Eaton Corp	22,780		1,076
XL Group PLC	42,544		1,052		Ingersoll-Rand PLC	273		13
			$6,840		ITT Corp	8,508		176
					Leggett & Platt Inc	479		13
					Parker Hannifin Corp	11,511		905

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing (continued)					Private Equity - 0.50%
Pentair Ltd	25,530		$1,079		American Capital Ltd (a)	40,799		$481
SPX Corp	11,300		775
Textron Inc	905		23		Real Estate - 0.02%
Trinity Industries Inc	407		13		Howard Hughes Corp/The (a)	143		10
			$4,747		Jones Lang LaSalle Inc	163		13
Office & Business Equipment - 0.04%								$23
Pitney Bowes Inc	330		5
Xerox Corp	4,951		32		REITS - 6.78%
					Alexandria Real Estate Equities Inc	222		16
			$37		American Campus Communities Inc	295		13
Oil & Gas - 6.96%					American Capital Agency Corp	1,053		35
Atwood Oceanics Inc (a)	9,828		469		Annaly Capital Management Inc	35,506		574
Chesapeake Energy Corp	2,386		48		Apartment Investment & Management Co	203		5
Cimarex Energy Co	310		18		AvalonBay Communities Inc	342		46
Denbury Resources Inc (a)	16,123		247		BioMed Realty Trust Inc	476		9
Diamond Offshore Drilling Inc	243		17		Boston Properties Inc	449		48
Energen Corp	18,334		856		Brandywine Realty Trust	765		9
EQT Corp	398		24		BRE Properties Inc	284		14
Helmerich & Payne Inc	261		13		Camden Property Trust	9,523		625
HollyFrontier Corp	732		28		CBL & Associates Properties Inc	540		12
Marathon Petroleum Corp	14,507		797		DDR Corp	734		11
Murphy Oil Corp	703		42		Douglas Emmett Inc	26,258		616
Nabors Industries Ltd (a)	16,106		217		Duke Realty Corp	998		14
Newfield Exploration Co (a)	488		13		Equity Lifestyle Properties Inc	36		2
Noble Energy Inc	490		47		Equity Residential	3,241		186
Patterson-UTI Energy Inc	807		13		Essex Property Trust Inc	8,410		1,261
Pioneer Natural Resources Co	3,430		362		Extra Space Storage Inc	14,875		513
Plains Exploration & Production Co (a)	467		17		Federal Realty Investment Trust	70		8
QEP Resources Inc	631		18		General Growth Properties Inc	1,599		31
Rowan Cos PLC (a)	445		14		Hatteras Financial Corp	521		14
SandRidge Energy Inc (a)	1,481		9		HCP Inc	1,415		63
Seadrill Ltd	29,300		1,182		Health Care REIT Inc	935		56
Southwestern Energy Co (a)	691		24		Home Properties Inc	114		7
Tesoro Corp	26,954		1,017		Host Hotels & Resorts Inc	2,571		37
Ultra Petroleum Corp (a)	462		11		Kilroy Realty Corp	235		10
Unit Corp (a)	245		10		Kimco Realty Corp	1,517		30
Valero Energy Corp	37,462		1,090		Liberty Property Trust	387		14
Whiting Petroleum Corp (a)	361		15		Macerich Co/The	494		28
WPX Energy Inc (a)	612		10		Mid-America Apartment Communities Inc	11		1
			$6,628		National Retail Properties Inc	15,761		499
					Piedmont Office Realty Trust Inc	623		11
Oil & Gas Services - 0.02%					Post Properties Inc	9,421		460
Cameron International Corp (a)	204		10
Oil States International Inc (a)	44		3		Prologis Inc	1,420		49
Superior Energy Services Inc (a)	486		10		Rayonier Inc	133		7
					Realty Income Corp	508		20
			$23		Regency Centers Corp	182		9
Packaging & Containers - 0.98%					Senior Housing Properties Trust	545		12
Bemis Co Inc	371		12		SL Green Realty Corp	272		20
Crown Holdings Inc (a)	401		15		Taubman Centers Inc	11,181		878
Greif Inc	158		7		UDR Inc	921		22
Owens-Illinois Inc (a)	218		4		Ventas Inc	1,049		66
Packaging Corp of America	41		2		Vornado Realty Trust	673		54
Rock-Tenn Co	221		16		Weingarten Realty Investors	465		13
Sealed Air Corp	599		10		Weyerhaeuser Co	1,127		31
Sonoco Products Co	27,811		866					$6,459
			$932		Retail - 3.42%
Pharmaceuticals - 2.54%					American Eagle Outfitters Inc	10,883		227
Cardinal Health Inc	26,400		1,086		Best Buy Co Inc	922		14
Endo Health Solutions Inc (a)	220		6		CarMax Inc (a)	605		20
Forest Laboratories Inc (a)	941		32		Chico's FAS Inc	254		5
Mylan Inc/PA (a)	175		5		Dillard's Inc	150		11
Omnicare Inc	37,487		1,294		Foot Locker Inc	31,474		1,054
			$2,423		GameStop Corp	669		15
					Gap Inc/The	10,570		378
Pipelines - 1.10%					Guess? Inc	328		8
ONEOK Inc	8,400		397		JC Penney Co Inc	484		12
Spectra Energy Corp	22,600		653		Kohl's Corp	806		43
			$1,050		Macy's Inc	23,706		903
					PVH Corp	28		3
					Sally Beauty Holdings Inc (a)	8,397		202

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Transportation - 0.88%
Signet Jewelers Ltd	6,106		$316		Con-way Inc	128		$4
Staples Inc	2,455		28		Expeditors International of Washington Inc	106		4
Williams-Sonoma Inc	197		9		Golar LNG Ltd	20,900		816
World Fuel Services Corp	247		9		Matson Inc	204		4
			$3,257		UTI Worldwide Inc	524		7
Savings & Loans - 2.18%								$835
First Niagara Financial Group Inc	1,884		16		Water- 0.36%
Hudson City Bancorp Inc	1,598		13		American Water Works Co Inc	9,253		340
New York Community Bancorp Inc	85,931		1,191
People's United Financial Inc	70,572		849		TOTAL COMMON STOCKS			$89,452
Washington Federal Inc	542		9			Maturity
			$2,078		REPURCHASE AGREEMENTS - 5.92%	Amount (000's)	Value	(000	's)
Semiconductors - 2.55%					Banks- 5.92%
Analog Devices Inc	842		33		Investment in Joint Trading Account; Credit	$1,864		$1,864
Applied Materials Inc	4,709		50		Suisse Repurchase Agreement; 0.25%
Avago Technologies Ltd	72		2		dated 10/31/2012 maturing 11/01/2012
Cypress Semiconductor Corp	327		3		(collateralized by US Government
Fairchild Semiconductor International Inc (a)	664		8		Securities; $1,901,348; 0.00%; dated
KLA-Tencor Corp	10,994		512		05/15/15 - 08/15/37)
Lam Research Corp (a)	385		14		Investment in Joint Trading Account; Deutsche	870		870
LSI Corp (a)	31,250		214		Bank Repurchase Agreement; 0.32% dated
Marvell Technology Group Ltd	1,747		14		10/31/2012 maturing 11/01/2012
Maxim Integrated Products Inc	451		12		(collateralized by US Government
Microchip Technology Inc	25,500		799		Securities; $887,296; 0.28% - 2.50%; dated
Micron Technology Inc (a)	2,995		16		11/04/13 - 10/17/19)
NVIDIA Corp	40,875		489		Investment in Joint Trading Account; JP	1,305		1,305
ON Semiconductor Corp (a)	2,370		15		Morgan Repurchase Agreement; 0.25%
PMC - Sierra Inc (a)	1,244		6		dated 10/31/2012 maturing 11/01/2012
Teradyne Inc (a)	16,671		244		(collateralized by US Government
			$2,431		Securities; $1,330,943; 3.50% - 11.25%;
					dated 02/15/15 - 11/15/39)
Shipbuilding - 0.01%					Investment in Joint Trading Account; Merrill	1,600		1,599
Huntington Ingalls Industries Inc	267		11		Lynch Repurchase Agreement; 0.23%
					dated 10/31/2012 maturing 11/01/2012
Software - 2.10%					(collateralized by US Government
Activision Blizzard Inc	1,308		14		Securities; $1,631,483; 0.00% - 9.38%;
Akamai Technologies Inc (a)	89		3		dated 01/15/13 - 07/15/32)
Allscripts Healthcare Solutions Inc (a)	966		13					$5,638
BMC Software Inc (a)	5,686		232		TOTAL REPURCHASE AGREEMENTS			$5,638
CA Inc	74,053		1,667		Total Investments			$95,090
Compuware Corp (a)	1,100		10		Other Assets in Excess of Liabilities, Net - 0.19%			$178
Dun & Bradstreet Corp/The	79		6		TOTAL NET ASSETS - 100.00%			$95,268
Electronic Arts Inc (a)	962		12
Fidelity National Information Services Inc	902		30
Fiserv Inc (a)	120		9		(a) Non-Income Producing Security
			$1,996
Telecommunications - 0.18%
Amdocs Ltd	606		20		Portfolio Summary (unaudited)
EchoStar Corp (a)	149		5		Sector			Percent
Frontier Communications Corp	3,359		16		Financial			34 .23%
Harris Corp	297		14		Industrial			15 .17%
Juniper Networks Inc (a)	1,603		26		Consumer, Non-cyclical			12 .67%
MetroPCS Communications Inc (a)	1,041		11		Consumer, Cyclical			10 .44%
Sprint Nextel Corp (a)	10,274		57		Energy			8 .14%
Telephone & Data Systems Inc	482		12		Utilities			7 .62%
US Cellular Corp (a)	77		3		Technology			5 .74%
Windstream Corp	1,210		11		Basic Materials			3 .34%
			$175		Communications			2 .45%
					Diversified			0 .01%
Textiles - 0.03%					Other Assets in Excess of Liabilities, Net			0 .19%
Cintas Corp	307		13		TOTAL NET ASSETS			100.00%
Mohawk Industries Inc (a)	200		16
			$29
Toys, Games & Hobbies - 0.89%
Hasbro Inc	23,256		837
Mattel Inc	390		14
			$851

See accompanying notes					365

Schedule of Investments MidCap Value Fund III October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2012	Long	64	$6,312	$6,260	$(52)
Total					$(52)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

INVESTMENT COMPANIES - 4.38%	Shares Held	Value	(000	's)		Principal
Publicly Traded Investment Fund - 4.38%					BONDS (continued)	Amount (000's)	Value	(000	's)
BlackRock Liquidity Funds TempFund	21,160,000		$21,160		Insurance - 1.42%
Portfolio					New York Life Global
DWS Money Market Series	2,010,000		2,010		0.45%, 07/26/2013(a),(c)	$16,000		$16,000
STIT - Liquid Assets Portfolio	26,100,000		26,100

			$49,270		Other Asset Backed Securities - 2.03%
TOTAL INVESTMENT COMPANIES			$49,270		CIT Equipment Collateral
	Principal				0.44%, 04/22/2013(a),(b)	2,547		2,546
BONDS- 14.87%	Amount (000's)	Value	(000	's)	CNH Equipment Trust
Automobile Asset Backed Securities - 5.63%					0.38%, 07/12/2013	4,071		4,071
Ally Auto Receivables Trust 2012-3					GE Equipment Midticket LLC
0.34%, 06/17/2013(a)	$2,744		$2,744		0.23%, 08/22/2013	4,815		4,815
Ally Auto Receivables Trust 2012-SN1					GE Equipment Transportation LLC
0.25%, 09/20/2013(a)	4,270		4,270		0.26%, 10/24/2013(a)	6,300		6,300
AmeriCredit Automobile Receivables Trust					GE Equipment Transportation LLC Series
0.30%, 09/09/2013(a)	5,356		5,356		2012-1
CarMax Auto Owner Trust					0.39%, 03/22/2013(a)	679		679
0.23%, 10/15/2013(a)	6,000		6,000		John Deere Owner Trust
Enterprise Fleet Financing LLC					0.38%, 03/15/2013(a)	668		668
0.33%, 09/20/2013(a),(b)	5,299		5,299		Macquarie Equipment Funding Trust
Honda Auto Receivables Owner Trust					0.29%, 10/21/2013(a),(b)	2,500		2,500
0.41%, 03/15/2013(a)	794		795		Volvo Financial Equipment LLC
Hyundai Auto Lease Securitization Trust 2012-					0.35%, 03/15/2013(a),(b)	1,228		1,228
A								$22,807
0.38%, 06/17/2013(b)	2,699		2,699
					Retail - 0.41%
Hyundai Auto Receivables Trust					Target Corp
0.29%, 07/15/2013(a)	2,843		2,844
					0.38%, 01/11/2013(a)	4,600		4,600
Mercedes-Benz Auto Lease Trust 2012-A
0.34%, 04/15/2013(a)	62		62
Mercedes-Benz Auto Receivables Trust					TOTAL BONDS			$167,052
0.23%, 09/16/2013 (a)	6,177		6,177			Principal
Navistar Financial 2012-A Owner Trust					MUNICIPAL BONDS - 8.22%	Amount (000's)	Value	(000	's)
0.43%, 07/18/2013(a),(b)	3,712		3,712		California - 2.68%
Nissan Auto Lease Trust					California Statewide Communities
0.25%, 10/15/2013(a)	5,000		5,000		Development Authority FANNIE MAE
Nissan Auto Receivables Owner Trust					0.18%, 11/07/2012	$100		$100
0.26%, 08/15/2013	4,032		4,032		Kern Water Bank Authority WELLS FARGO
Santander Drive Auto Receivables Trust 2012-					0.21%, 11/07/2012	5,120		5,120
4					San Jose Redevelopment Agency JP
0.43%, 07/15/2013	2,286		2,286		MORGAN CHASE & CO
Volkswagen Auto Loan Enhanced Trust					0.18%, 11/07/2012	24,810		24,810
0.23%, 10/21/2013(a)	7,799		7,799					$30,030
Wheels SPV LLC
0.50%, 05/20/2013(a),(b)	1,713		1,713		Colorado - 0.66%
World Omni Automobile Lease Securitization					City of Colorado Springs CO Utilities System
Trust					Revenue BANK OF AMERICA
0.33%, 06/17/2013(a)	2,437		2,437		0.21%, 11/07/2012	6,100		6,100
			$63,225		County of Kit Carson CO WELLS FARGO
					0.23%, 11/07/2012	1,390		1,390
Banks- 2.07%								$7,490
JP Morgan Chase Bank NA
0.33%, 11/21/2013(a)	8,000		8,000		Connecticut - 0.61%
0.47%, 07/09/2013(a)	8,000		8,000		Connecticut Housing Finance
Wells Fargo Bank NA					Authority FEDERAL HOME LOAN BANK
0.44%, 11/22/2013(a)	7,200		7,200		0.19%, 11/07/2012	6,875		6,875
			$23,200
Diversified Financial Services - 2.35%					Georgia - 0.17%
Corporate Finance Managers Inc					Savannah College of Art & Design Inc BANK
0.21%, 11/07/2012	11,400		11,400		OF AMERICA
MetLife Inc					0.23%, 11/07/2012	1,900		1,900
0.63%, 08/16/2013(a),(c)	15,000		15,000
			$26,400		Illinois - 1.29%
					Memorial Health System/IL JP MORGAN
Healthcare - Services - 0.96%					CHASE & CO
Portland Clinic LLP/The					0.23%, 11/07/2012	14,495		14,495
0.22%, 11/07/2012	10,820		10,820

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

	Principal					Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER - 62.67%	Amount (000's)	Value	(000	's)
Indiana - 0.28%					Automobile Manufacturers - 0.66%
Ball State University Foundation Inc US					Toyota Financial Services de Puerto Rico
BANK					Inc TOYOTA FINANCIAL SERVICES
0.30%, 11/01/2012	$3,150		$3,150		0.19%, 01/16/2013	$7,400		$7,397
Maryland - 0.41%					Banks- 21.45%
City of Baltimore MD STATE STREET					Bank of Nova Scotia/New York
BANK & TRUST					0.18%, 12/28/2012	7,000		6,998
0.17%, 11/07/2012	4,600		4,600		Bank of Tokyo-Mitsubishi UFJ Ltd/New York
					NY
					0.31%, 12/07/2012	7,000		6,998
Minnesota - 0.49%					Commonwealth Bank of Australia
City of St Paul MN US BANK					0.31%, 02/11/2013(b),(d)	8,000		7,993
0.21%, 11/07/2012	2,200		2,200		0.32%, 02/13/2013(b),(d)	7,000		6,994
Minnesota Housing Finance Agency STATE					Credit Suisse/New York NY
STREET BANK & TRUST					0.21%, 12/17/2012	6,000		5,998
0.21%, 11/07/2012	3,305		3,305		0.24%, 12/05/2012	7,000		6,998
			$5,505		DNB Bank ASA
New Mexico - 0.34%					0.17%, 11/21/2012(b),(d)	5,400		5,400
City of Las Cruces NM WELLS FARGO					HSBC USA Inc
0.21%, 11/07/2012	3,800		3,800		0.24%, 01/10/2013	7,000		6,997
					0.25%, 12/20/2012	6,500		6,498
					0.25%, 01/28/2013	6,500		6,496
New York - 0.47%					Manhattan Asset Funding Co LLC
Housing Development					0.20%, 11/08/2012(b)	7,100		7,100
Corp/NY LANDESBANK HESSEN					0.20%, 11/28/2012(b)	6,500		6,499
THUERINGEN					0.21%, 11/16/2012(b)	6,200		6,199
0.23%, 11/07/2012	5,300		5,300		0.23%, 12/13/2012(b)	7,000		6,998
					Mitsubishi UFJ Trust & Banking Corp/NY
Oklahoma - 0.39%					0.33%, 11/27/2012(b)	7,000		6,998
Oklahoma University Hospital BANK OF					0.33%, 12/03/2012(b)	8,000		7,998
AMERICA					Mizuho Funding LLC MIZUHO CORP
0.28%, 11/07/2012	4,400		4,400		BANK
					0.25%, 01/15/2013(b)	7,000		6,996
					0.31%, 12/14/2012(b)	6,800		6,797
Rhode Island - 0.33%					0.33%, 11/06/2012(b)	7,000		7,000
Rhode Island Student Loan Authority STATE					National Australia Funding Delaware
STREET BANK & TRUST					Inc NATIONAL AUSTRALIA BANK
0.17%, 11/07/2012(a)	3,700		3,700
					0.33%, 11/13/2012(b)	8,000		7,999
					Oversea-Chinese Banking Corp Ltd
Washington - 0.10%					0.19%, 12/27/2012(d)	7,200		7,198
Washington State Housing Finance					0.22%, 11/02/2012(d)	7,800		7,800
Commission FANNIE MAE					0.22%, 11/20/2012(d)	8,000		7,999
0.18%, 11/07/2012	735		735		Skandinaviska Enskilda Banken AB
0.19%, 11/07/2012	345		345		0.28%, 12/12/2012(b),(d)	7,000		6,998
Washington State Housing Finance					0.29%, 12/17/2012(b),(d)	8,400		8,397
Commission US BANK					Societe Generale North America
0.28%, 11/07/2012	75		75		Inc SOCIETE GENERALE
			$1,155		0.25%, 11/08/2012	8,000		8,000
TOTAL MUNICIPAL BONDS			$92,400		Standard Chartered Bank/New York
					0.31%, 01/22/2013(b)	7,000		6,995
	Maturity				0.36%, 12/31/2012(b)	7,400		7,396
REPURCHASE AGREEMENTS - 9.79%	Amount (000's)	Value	(000	's)	0.38%, 11/09/2012(b)	8,000		7,999
Banks- 9.79%					Sumitomo Mitsui Banking Corp
Deutsche Bank Repurchase Agreement; 0.32% $ 55,000			$55,000		0.19%, 12/19/2012(b),(d)	8,000		7,998
dated 10/31/2012 maturing 11/01/2012					0.23%, 01/29/2013(b),(d)	6,800		6,796
(collateralized by US Government Security;					0.27%, 12/24/2012(b),(d)	7,000		6,997
$56,100,000 ; 0.13%; dated 07/15/22)					Union Bank NA
Goldman Sachs Repurchase Agreement; 0.23%	55,000		55,000		0.25%, 11/19/2012	6,000		5,999
dated 10/31/2012 maturing 11/01/2012					Westpac Banking Corp
(collateralized by US Government Security;					0.33%, 11/14/2012(b),(d)	6,500		6,499
$56,100,000 ; 0.23% - 5.38%; dated								$241,025
04/17/13 - 02/24/14)
			$110,000		Beverages - 1.78%
TOTAL REPURCHASE AGREEMENTS			$110,000		Anheuser-Busch InBev Worldwide
					Inc ANHEUSER-BUSCH INBEV SA/NV
					ANHEUSER-BUSCH COMPANIES,
					INC., BRANDBREW S.A., COBREW
					NV/SA
					0.22%, 11/30/2012(b)	6,000		5,999

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

	Principal					Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Beverages (continued)					Diversified Financial Services (continued)
Anheuser-Busch InBev Worldwide					UOB Funding LLC UNITED OVERSEAS
Inc ANHEUSER-BUSCH INBEV SA/NV					BANK LTD
ANHEUSER-BUSCH COMPANIES,					0.18%, 01/23/2013	$2,025		$2,024
INC., BRANDBREW S.A., COBREW					0.26%, 01/24/2013	8,000		7,995
NV/SA (continued)					0.30%, 02/25/2013	8,000		7,992
0.22%, 12/06/2012(b)	$7,000		$6,998					$239,902
0.25%, 11/07/2012(b)	7,000		7,000
			$19,997		Electric - 4.76%
					GDF Suez
Commercial Services - 0.53%					0.22%, 11/01/2012(b)	7,025		7,025
Salvation Army/United States					0.22%, 11/05/2012(b)	7,000		7,000
0.18%, 12/10/2012	6,000		5,999		0.24%, 12/18/2012(b)	7,000		6,998
					0.24%, 01/02/2013(b)	5,500		5,498
					Oglethorpe Power Corp
Consumer Products - 1.86%					0.35%, 11/02/2012(b)	7,000		7,000
Reckitt Benckiser Treasury Services					0.35%, 11/21/2012(b)	7,000		6,998
PLC RECKITT BENCKISER GROUP					0.38%, 12/18/2012(b)	7,000		6,996
0.34%, 11/26/2012(b)	7,000		6,998
0.40%, 11/01/2012(b)	6,000		6,000		Southern Co Funding Corp
					0.20%, 11/05/2012(b)	6,000		6,000
0.50%, 12/03/2012(b)	7,900		7,897
			$20,895					$53,515
					Insurance - 1.33%
Diversified Financial Services - 21.35%					Prudential Funding LLC PRUDENTIAL
Alpine Securitization Corp
0.18%, 11/16/2012(b)	7,000		6,999		FINANCIAL INC
0.18%, 11/20/2012(b)	6,000		5,999		0.19%, 11/19/2012	7,900		7,899
0.18%, 11/28/2012(b)	7,800		7,799		Prudential PLC
					0.35%, 12/07/2012(b)	7,000		6,998
0.20%, 12/05/2012(b)	6,000		5,999
BNP Paribas Finance Inc BNP PARIBAS								$14,897
0.24%, 12/21/2012	7,000		6,998		Miscellaneous Manufacturing - 0.62%
Bryant Park Funding LLC					Danaher Corp
0.18%, 11/15/2012(b)	7,000		7,000		0.16%, 11/05/2012(b)	7,000		7,000
0.18%, 11/21/2012(b)	2,000		2,000
0.18%, 11/26/2012(b)	8,000		7,999
Collateralized Commercial Paper Co LLC					Oil & Gas - 2.62%
0.27%, 11/29/2012	7,000		6,999		ConocoPhillips CONOCOPHILLIPS CO
					0.18%, 11/06/2012(b)	8,000		8,000
0.28%, 11/13/2012	6,000		5,999
Dealer Capital Access Trust LLC					Motiva Enterprises LLC
0.37%, 11/01/2012	7,000		7,000		0.18%, 11/09/2012	7,000		7,000
0.39%, 11/01/2012	8,000		8,000		0.19%, 11/02/2012	2,500		2,500
0.39%, 11/14/2012	8,000		7,999		0.19%, 11/07/2012	7,000		7,000
Fairway Finance LLC					Total Capital Canada Ltd TOTAL SA
					0.15%, 11/27/2012(b)	5,000		4,999
0.20%, 11/08/2012(b)	8,000		8,000
Gotham Funding Corp								$29,499
0.18%, 11/15/2012(b)	7,100		7,100		Pharmaceuticals - 0.71%
0.25%, 01/02/2013(b)	7,000		6,997		AstraZeneca PLC
0.27%, 12/04/2012(b)	7,000		6,998		0.16%, 12/27/2012	8,000		7,998
ING US Funding LLC ING BANK
0.22%, 01/11/2013	7,800		7,797
0.29%, 12/12/2012	8,000		7,997		Supranational Bank - 2.53%
Jupiter Securitization Co LLC					Corp Andina de Fomento
0.16%, 11/02/2012(b)	2,000		2,000		0.24%, 11/16/2012(b)	7,500		7,499
0.16%, 11/07/2012(b)	7,000		7,000		0.34%, 12/11/2012(b)	7,900		7,897
Liberty Street Funding LLC					0.36%, 11/08/2012(b)	6,000		6,000
0.17%, 11/19/2012 (b)	7,000		6,999		0.37%, 11/15/2012(b)	7,000		6,999
0.20%, 11/06/2012(b)	8,000		8,000					$28,395
Market Street Funding LLC					Telecommunications - 2.47%
0.18%, 12/06/2012(b)	7,000		6,999
					Telstra Corp Ltd
0.18%, 12/13/2012(b)	5,100		5,099		0.20%, 12/04/2012(b)	7,800		7,799
0.21%, 11/14/2012(b)	8,000		7,999		0.20%, 12/17/2012(b)	7,000		6,998
0.22%, 11/13/2012(b)	8,000		7,999		0.20%, 12/18/2012(b)	6,000		5,998
Nieuw Amsterdam Receivables Corp					0.22%, 12/10/2012(b)	7,000		6,998
0.18%, 11/23/2012(b)	6,000		5,999
0.20%, 11/09/2012(b)	6,000		6,000					$27,793
0.20%, 12/06/2012(b)	7,900		7,898		TOTAL COMMERCIAL PAPER			$704,312
0.21%, 11/20/2012(b)	8,400		8,399
River Fuel Funding Co #3 BANK OF NOVA
SCOTIA
0.22%, 02/15/2013	3,826		3,824
Sheffield Receivables Corp
0.25%, 01/23/2013(b)	6,000		5,997

See accompanying notes

Schedule of Investments Money Market Fund October 31, 2012

Principal
CERTIFICATE OF DEPOSIT - 0.52%	Amount (000's)	Value(000	's)

Banks - 0.52%
Bank of Nova Scotia/Houston
0.52%, 11/08/2013(a),(d)	$5,800	$5,800

TOTAL CERTIFICATE OF DEPOSIT		$5,800
Total Investments		$1,128,834
Liabilities in Excess of Other Assets, Net - (0.45)%		$(5,053)
TOTAL NET ASSETS - 100.00%		$1,123,781

(a) Variable Rate. Rate shown is in effect at October 31, 2012.
(b)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $513,613 or 45.70% of net assets.
(c) Security is Illiquid
(d) Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)
Sector		Percent
Financial		60 .28%
Insured		8 .22%
Asset Backed Securities		7 .66%
Consumer, Non-cyclical		5 .84%
Utilities		4 .76%
Exchange Traded Funds		4 .38%
Energy		2 .62%
Government		2 .53%
Communications		2 .47%
Consumer, Cyclical		1 .07%
Industrial		0 .62%
Liabilities in Excess of Other Assets, Net		(0.45)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2012

COMMON STOCKS - 94.07%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 3.09%					Banks (continued)
BAE Systems PLC	125,607		$634		Gunma Bank Ltd/The	21,000		$101
Embraer SA ADR	457,200		12,760		Hachijuni Bank Ltd/The	22,000		114
Finmeccanica SpA (a)	750,994		3,725		Hang Seng Bank Ltd	29,200		448
MTU Aero Engines Holding AG	241,704		20,319		HSBC Holdings PLC	1,923,766		18,957
Rolls-Royce Holdings PLC (a)	1,103,682		15,252		HSBC Holdings PLC	722,301		7,122
Thales SA	4,887		172		Intesa Sanpaolo SpA	347,614		560
			$52,862		Iyo Bank Ltd/The	14,000		108
					Joyo Bank Ltd/The	35,000		169
Agriculture - 5.34%					KBC Groep NV	8,641		203
British American Tobacco PLC	441,171		21,882		Lloyds Banking Group PLC (a)	1,432,659		943
Golden Agri-Resources Ltd	358,000		183		Mitsubishi UFJ Financial Group Inc	490,100		2,217
Imperial Tobacco Group PLC	616,766		23,326		Mizrahi Tefahot Bank Ltd (a)	6,619		60
KT&G Corp	312,665		23,792		Mizuho Financial Group Inc	878,100		1,374
Philip Morris International Inc	248,600		22,016		National Australia Bank Ltd	96,625		2,582
			$91,199		Natixis	49,675		163
Airlines - 1.20%					Nordea Bank AB	107,029		973
Deutsche Lufthansa AG	12,287		188		Oversea-Chinese Banking Corp Ltd	48,846		363
Qantas Airways Ltd (a)	59,618		82		Raiffeisen Bank International AG	2,623		105
Ryanair Holdings PLC ADR(a)	296,300		9,556		Resona Holdings Inc	72,800		315
Singapore Airlines Ltd	1,235,000		10,703		Royal Bank of Scotland Group PLC (a)	71,967		321
			$20,529		Shinsei Bank Ltd	82,000		120
					Shizuoka Bank Ltd/The	29,000		297
Apparel - 1.18%					Skandinaviska Enskilda Banken AB	1,053,418		8,741
Yue Yuen Industrial Holdings Ltd	5,843,200		20,112		Societe Generale SA (a)	28,514		909
					Sumitomo Mitsui Financial Group Inc	51,700		1,580
Automobile Manufacturers - 2.47%					Sumitomo Mitsui Trust Holdings Inc	120,070		364
Daimler AG	317,560		14,876		Svenska Handelsbanken AB	20,076		689
Fuji Heavy Industries Ltd	32,000		308		UBS AG	877,937		13,173
					UniCredit SpA (a)	139,973		619
Hino Motors Ltd	7,000		54
Honda Motor Co Ltd	183,100		5,505		United Overseas Bank Ltd	1,042,272		15,543
Nissan Motor Co Ltd	105,100		879		Westpac Banking Corp	122,335		3,234
Renault SA	7,410		332		Yamaguchi Financial Group Inc	11,000		91
Toyota Motor Corp	520,000		20,050					$180,923
Volkswagen AG	792		155		Beverages - 0.00%
			$42,159		Coca-Cola West Co Ltd	2,200		34
Automobile Parts & Equipment - 0.15%
Aisin Seiki Co Ltd	10,300		301		Building Materials - 0.19%
Cie Generale des Etablissements Michelin	7,603		655		Asahi Glass Co Ltd	54,000		367
Denso Corp	20,600		647		Boral Ltd	40,229		150
JTEKT Corp	11,900		89		Cie de St-Gobain	13,590		479
NHK Spring Co Ltd	3,000		25		CRH PLC	24,811		462
Stanley Electric Co Ltd	7,700		106		Fletcher Building Ltd	38,572		223
Sumitomo Electric Industries Ltd	41,000		441		Geberit AG (a)	711		147
Toyoda Gosei Co Ltd	3,500		69		HeidelbergCement AG	7,547		401
Toyota Industries Corp	8,700		249		Holcim Ltd (a)	7,887		538
			$2,582		Imerys SA	1,810		102
Banks - 10.59%					Lafarge SA	7,573		444
Aozora Bank Ltd	31,000		87					$3,313
Australia & New Zealand Banking Group Ltd	92,519		2,441		Chemicals - 4.55%
Banco Bilbao Vizcaya Argentaria SA	214,049		1,789		Air Liquide SA	20,655		2,438
Banco Santander SA	2,241,723		16,879		Air Water Inc	8,000		100
Banco Santander SA - Rights (a)	2,241,714		442		Akzo Nobel NV	434,685		23,659
Bank Hapoalim BM (a)	56,730		223		Arkema SA	1,696		155
Bank Leumi Le-Israel BM (a)	67,088		216		Asahi Kasei Corp	44,000		242
Bank of Yokohama Ltd/The	624,000		2,872		BASF SE	51,008		4,231
Banque Cantonale Vaudoise	162		86		Daicel Corp	16,000		96
Barclays PLC	7,783,409		28,781		Denki Kagaku Kogyo KK	26,000		80
BNP Paribas SA	330,191		16,657		Givaudan SA (a)	15,895		15,900
BOC Hong Kong Holdings Ltd	141,800		435		Hitachi Chemical Co Ltd	5,600		79
Chiba Bank Ltd/The	41,000		240		JSR Corp	9,600		165
Chugoku Bank Ltd/The	9,000		124		Kaneka Corp	15,000		73
Commonwealth Bank of Australia	54,844		3,284		Koninklijke DSM NV	6,202		319
Credit Agricole SA (a)	39,739		300		Kuraray Co Ltd	9,200		107
Credit Suisse Group AG (a)	42,200		981		Linde AG	111,336		18,736
Danske Bank A/S (a)	290,395		4,543		Mitsubishi Chemical Holdings Corp	72,500		287
DBS Group Holdings Ltd	69,989		795		Mitsubishi Gas Chemical Co Inc	21,000		104
Deutsche Bank AG	32,068		1,461		Mitsui Chemicals Inc	47,000		97
DNB ASA	1,245,372		15,569		Shin-Etsu Chemical Co Ltd	175,100		9,887
Fukuoka Financial Group Inc	41,000		160		Showa Denko KK	76,000		116

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Chemicals (continued)					Electronics - 1.37%
Solvay SA	3,224		$388		Ibiden Co Ltd	4,200		$53
Tosoh Corp	10,000		20		Koninklijke Philips Electronics NV	40,197		1,007
Ube Industries Ltd/Japan	54,000		123		Kyocera Corp	3,400		299
Yara International ASA	7,452		351		NEC Corp	140,000		268
			$77,753		Nippon Electric Glass Co Ltd	20,000		102
					Yokogawa Electric Corp	1,899,900		21,627
Commercial Services - 0.05%								$23,356
Abertis Infraestructuras SA	9,838		149
Adecco SA (a)	4,621		224		Energy - Alternate Sources - 0.01%
Dai Nippon Printing Co Ltd	30,000		212		Enel Green Power SpA	94,261		161
Securitas AB	16,746		122

Toppan Printing Co Ltd	15,000		87		Engineering & Construction - 3.97%
			$794		ABB Ltd (a)	451,000		8,145
Computers - 0.03%					ABB Ltd ADR(a)	213,700		3,859
Cap Gemini SA	3,971		167		Acciona SA	1,187		73
Fujitsu Ltd	101,000		389		Balfour Beatty PLC	2,687,612		13,700
			$556		Bouygues SA	10,136		244
					Ferrovial SA	21,657		306
Cosmetics & Personal Care - 0.07%					JGC Corp	705,000		24,256
Oriflame Cosmetics SA	45,478		1,257		Kinden Corp	7,000		44
					Leighton Holdings Ltd	8,110		150
Distribution & Wholesale - 3.82%					Obayashi Corp	35,000		156
Hitachi High-Technologies Corp	1,700		37		SembCorp Industries Ltd	783,000		3,475
ITOCHU Corp	1,875,800		18,776		Shimizu Corp	32,000		107
Jardine Cycle & Carriage Ltd	693,100		27,887		Skanska AB	20,660		324
Marubeni Corp	63,000		408		Taisei Corp	56,000		154
Mitsubishi Corp	53,800		961		Tecnicas Reunidas SA	244,562		12,047
Mitsui & Co Ltd	66,500		937		Vinci SA	17,792		789
Sojitz Corp	67,100		83					$67,829
Sumitomo Corp	1,165,400		15,888		Entertainment - 0.30%
Toyota Tsusho Corp	11,400		249		Sankyo Co Ltd	105,000		4,757
			$65,226		Tabcorp Holdings Ltd	38,111		112
Diversified Financial Services - 2.30%					Tatts Group Ltd	74,944		218
Aeon Credit Service Co Ltd	4,200		89					$5,087
Daiwa Securities Group Inc	89,000		355		Food - 3.06%
Deutsche Boerse AG	469,118		25,419		Carrefour SA	19,914		481
Hong Kong Exchanges and Clearing Ltd	19,000		312		Casino Guichard Perrachon SA	69,819		6,094
Macquarie Group Ltd	14,290		472		Dairy Crest Group PLC	1,255,098		7,237
Old Mutual PLC	199,111		554		Delhaize Group SA	5,466		209
ORIX Corp	3,600		370		First Pacific Co Ltd/Hong Kong	112,000		124
Schroders PLC	2,150		53		J Sainsbury PLC	65,515		376
Shinhan Financial Group Co Ltd	339,065		11,638		Koninklijke Ahold NV	19,644		250
			$39,262		Marine Harvest ASA (a)	16,838,300		13,212
Electric - 0.98%					MEIJI Holdings Co Ltd	2,100		96
Chubu Electric Power Co Inc	24,700		255		Metro AG	6,957		201
Chugoku Electric Power Co Inc/The	15,900		171		Nestle SA	45,612		2,896
CLP Holdings Ltd	34,100		291		Nippon Meat Packers Inc	9,000		112
E.ON AG	70,528		1,606		TESCO PLC	4,042,538		20,918
Electric Power Development Co Ltd	6,300		161					$52,206
Electricite de France SA	12,898		273		Forest Products & Paper - 0.59%
Enel SpA	259,567		977		DS Smith PLC	2,757,233		9,519
GDF Suez	302,630		6,946		Nippon Paper Group Inc	5,300		61
Iberdrola SA	153,097		793		Oji Holdings Corp	28,000		82
Kansai Electric Power Co Inc/The	40,300		310		Svenska Cellulosa AB	19,894		388
Kyushu Electric Power Co Inc	22,900		174					$10,050
Power Assets Holdings Ltd	53,000		450
Red Electrica Corp SA	51,204		2,402		Gas - 3.16%
RWE AG	19,298		883		Centrica PLC	131,243		687
SP AusNet	89,039		98		Enagas SA	595,522		11,846
SSE PLC	32,382		757		Gas Natural SDG SA	18,627		290
Tokyo Electric Power Co Inc (a)	77,500		127		National Grid PLC	1,698,685		19,373
			$16,674		Osaka Gas Co Ltd	74,000		305
					Snam SpA	4,739,199		21,001
Electrical Components & Equipment - 1.65%					Tokyo Gas Co Ltd	97,000		514
Brother Industries Ltd	12,600		119					$54,016
Hitachi Ltd	63,000		334
Legrand SA	433,042		16,706		Hand & Machine Tools - 0.21%
Mabuchi Motor Co Ltd	258,600		10,959		Fuji Electric Co Ltd	30,000		61
			$28,118

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Hand & Machine Tools (continued)					Iron & Steel (continued)
Mori Seiki Co Ltd	552,200		$3,458		Daido Steel Co Ltd	15,000		$65
			$3,519		Evraz PLC	17,956		68
					JFE Holdings Inc	24,700		349
Healthcare - Services - 0.02%					Kobe Steel Ltd	87,000		76
Sonic Healthcare Ltd	20,346		274		Nippon Steel & Sumitomo Metal Corp	175,000		386
					Nisshin Steel Holdings Co Ltd (a)	3,700		24
Holding Companies - Diversified - 0.29%					Voestalpine AG	5,897		186
China Merchants Holdings International Co	928,000		3,061					$5,814
Ltd
Exor SpA	3,438		89		Leisure Products & Services - 0.03%
					Carnival PLC	9,788		390
Groupe Bruxelles Lambert SA	4,330		320		Tui Travel PLC	24,335		99
Hutchison Whampoa Ltd	82,000		804		Yamaha Corp	5,600		50
NWS Holdings Ltd	77,000		116
Swire Pacific Ltd	27,500		325					$539
Wharf Holdings Ltd	28,000		191		Lodging - 0.01%
			$4,906		Accor SA	3,964		124

Home Builders - 0.40%					Echo Entertainment Group Ltd	19,864		72
Brookfield Incorporacoes SA	3,555,300		6,214					$196
Daiwa House Industry Co Ltd	10,000		152		Machinery - Diversified - 1.40%
Sekisui Chemical Co Ltd	23,000		189		Amada Co Ltd	1,511,000		7,672
Sekisui House Ltd	29,000		296		FANUC Corp	57,000		9,081
			$6,851		Metso OYJ	4,458		157
					Teco Electric and Machinery Co Ltd	10,168,200		6,904
Home Furnishings - 0.05%					Zardoya Otis SA	5,446		67
Electrolux AB	12,866		330
Sharp Corp/Japan	19,000		41					$23,881
Sony Corp	42,500		503		Media - 1.76%
			$874		Axel Springer AG	2,124		91
					Reed Elsevier NV	2,159,041		28,982
Insurance - 6.46%					Reed Elsevier PLC	42,470		416
Aegon NV	70,048		392		Singapore Press Holdings Ltd	56,000		185
Ageas	12,484		318
Allianz SE	18,183		2,259		Wolters Kluwer NV	16,188		313
AMP Ltd	124,912		594					$29,987
Assicurazioni Generali SpA	40,222		655		Metal Fabrication & Hardware - 0.01%
Aviva PLC	2,497,815		13,377		Maruichi Steel Tube Ltd	2,500		52
AXA SA	718,068		11,445		NTN Corp	24,000		43
Baloise Holding AG	2,549		213					$95
CNP Assurances	7,972		113
Delta Lloyd NV	7,539		125		Mining - 1.70%
Gjensidige Forsikring ASA	10,731		157		Anglo American PLC	393,919		12,138
Hannover Rueckversicherung AG	3,236		228		BHP Billiton PLC	85,673		2,746
Helvetia Holding AG	19,500		6,847		Boliden AB	7,314		128
ING Groep NV (a)	1,905,456		16,955		Eurasian Natural Resources Corp PLC	563,979		2,990
Legal & General Group PLC	244,244		529		Kazakhmys PLC	11,369		130
Mapfre SA	41,316		115		OZ Minerals Ltd	16,832		143
Muenchener Rueckversicherungs AG	72,418		11,653		Rio Tinto PLC	181,401		9,062
QBE Insurance Group Ltd	40,799		557		Sumitomo Metal Mining Co Ltd	28,000		369
Resolution Ltd	77,173		272		Xstrata PLC	85,260		1,351
RSA Insurance Group PLC	189,033		343					$29,057
Sampo OYJ	17,109		536		Miscellaneous Manufacturing - 2.52%
SCOR SE	8,755		234		FUJIFILM Holdings Corp	18,100		306
Sony Financial Holdings Inc	814,900		14,532		Invensys PLC	3,254,792		12,001
Standard Life PLC	96,315		455		Konica Minolta Holdings Inc	25,500		170
Suncorp Group Ltd	55,515		541		Melrose PLC	32,618		127
Swiss Life Holding AG (a)	1,635		206
Swiss Re AG (a)	14,065		973		Orkla ASA	1,400,457		11,094
Zurich Insurance Group AG (a)	104,215		25,691		Siemens AG	191,668		19,312
								$43,010
			$110,315
					Office & Business Equipment - 1.01%
Internet - 0.00%					Canon Inc	426,300		13,855
SBI Holdings Inc/Japan	12,200		85		Ricoh Co Ltd	34,000		284
					Toshiba TEC Corp	683,600		3,195
Investment Companies - 0.01%								$17,334
BGP Holdings PLC (a),(b),(c)	738,711		—
					Oil & Gas - 7.49%
Delek Group Ltd	244		46		BG Group PLC	614,182		11,403
Pargesa Holding SA	734		50		BP PLC	3,713,208		26,519
			$96		Caltex Australia Ltd	7,218		127
Iron & Steel - 0.34%					CNOOC Ltd	6,142,000		12,640
ArcelorMittal	315,154		4,660		Eni SpA	599,765		13,801

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					REITS (continued)
Idemitsu Kosan Co Ltd	800		$69		Japan Retail Fund Investment Corp	101		$184
Inpex Corp	86		490		Klepierre	5,088		189
Japan Petroleum Exploration Co	1,500		56		Land Securities Group PLC	26,872		349
JX Holdings Inc	86,110		459		Nippon Building Fund Inc	33		355
Repsol SA	27,378		549		Nomura Real Estate Office Fund Inc	14		88
Royal Dutch Shell PLC - A Shares	579,122		19,853		Stockland	77,692		279
Royal Dutch Shell PLC - A Shares	138,198		4,742		Westfield Group	74,484		823
Royal Dutch Shell PLC - B Shares	90,848		3,213		Westfield Retail Trust	100,176		322
Seadrill Ltd	254,600		10,271					$5,104
Seadrill Ltd	22,456		910
Showa Shell Sekiyu KK	10,200		57		Retail - 0.55%
Total SA	452,155		22,775		Aeon Co Ltd	16,100		175
			$127,934		Harvey Norman Holdings Ltd	28,399		56
					Isetan Mitsukoshi Holdings Ltd	19,100		187
Oil & Gas Services - 1.57%					J Front Retailing Co Ltd	26,000		135
Petrofac Ltd	436,883		11,342		Marks & Spencer Group PLC	68,544		436
Technip SA	136,905		15,442		Marui Group Co Ltd	11,900		86
			$26,784		PPR	1,706		301
					Rallye SA	230,869		7,045
Packaging & Containers - 0.75%					Seven & I Holdings Co Ltd	28,900		891
Rexam PLC	1,786,427		12,899		Takashimaya Co Ltd	14,000		92
					Yamada Denki Co Ltd	1,630		71
Pharmaceuticals - 8.27%								$9,475
Actelion Ltd (a)	2,083		100
					Semiconductors - 0.50%
Astellas Pharma Inc	17,100		850		Sumco Corp (a)	4,000		28
AstraZeneca PLC	43,520		2,018		Tokyo Electron Ltd	190,300		8,569
Bayer AG	156,020		13,604
Daiichi Sankyo Co Ltd	25,800		395					$8,597
Eisai Co Ltd	9,700		432		Shipbuilding - 0.61%
Kyowa Hakko Kirin Co Ltd	14,000		149		Cosco Corp Singapore Ltd	54,000		39
Mitsubishi Tanabe Pharma Corp	12,000		173		SembCorp Marine Ltd	2,705,000		10,390
Novartis AG	787,074		47,461		Yangzijiang Shipbuilding Holdings Ltd	103,000		76
Orion OYJ	5,157		128					$10,505
Roche Holding AG	82,584		15,908
Sanofi	564,160		49,548		Software - 1.76%
Shionogi & Co Ltd	8,000		133		Sage Group PLC/The	1,684,536		8,461
Takeda Pharmaceutical Co Ltd	30,700		1,427		SAP AG	195,512		14,257
					UBISOFT Entertainment (a)	795,366		7,400
Teva Pharmaceutical Industries Ltd	18,017		727
Teva Pharmaceutical Industries Ltd ADR	201,300		8,137					$30,118
			$141,190		Telecommunications - 4.12%
Pipelines - 0.01%					Belgacom SA	8,161		239
APA Group	17,229		92		Bezeq The Israeli Telecommunication Corp	104,415		127
					Ltd
					Deutsche Telekom AG	137,765		1,572
Real Estate - 0.19%					Elisa OYJ	7,602		163
Cheung Kong Holdings Ltd	47,500		700		Foxconn International Holdings Ltd (a)	1		—
Hopewell Holdings Ltd	31,000		111		France Telecom SA	85,091		951
Hulic Co Ltd	12,900		103		KDDI Corp	254,200		19,747
IMMOFINANZ AG (a)	49,931		193		Koninklijke KPN NV	34,566		218
Keppel Land Ltd	40,000		111		Nippon Telegraph & Telephone Corp	17,100		782
Lend Lease Group	29,044		261		Nokia OYJ	129,443		348
New World Development Co Ltd	196,000		302		NTT DOCOMO Inc	597		865
Nomura Real Estate Holdings Inc	5,100		91		PCCW Ltd	214,000		86
Sino Land Co Ltd	156,940		280		Singapore Telecommunications Ltd	150,000		395
Sun Hung Kai Properties Ltd	60,000		829		StarHub Ltd	21,000		63
Tokyu Land Corp	23,000		129		Swisscom AG	1,069		445
Wheelock & Co Ltd	49,000		214		TDC A/S	26,561		183
			$3,324		Telecom Corp of New Zealand Ltd	68,962		136
REITS - 0.30%					Telecom Italia SpA	430,994		398
Ascendas Real Estate Investment Trust	102,000		197		Telecom Italia SpA - RSP	321,840		258
British Land Co PLC	45,303		387		Telefonaktiebolaget LM Ericsson	103,545		917
CapitaMall Trust	125,000		215		Telefonica SA	138,880		1,833
Corio NV	3,450		154		TeliaSonera AB	106,188		698
Dexus Property Group	245,518		251		Telstra Corp Ltd	150,364		646
Fonciere Des Regions	1,327		107		Vivendi SA	63,213		1,295
Gecina SA	1,193		132		Vodafone Group PLC	13,964,917		37,924
Goodman Group	84,264		387					$70,289
GPT Group	77,809		287		Textiles - 0.01%
Japan Prime Realty Investment Corp	36		108		Teijin Ltd	50,000		115
Japan Real Estate Investment Corp	29		290

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	(a) Non-Income Producing Security
					(b) Security is Illiquid
Toys, Games & Hobbies - 0.21%					(c)	Market value is determined in accordance with procedures established in
Nintendo Co Ltd	27,300		$3,524		good faith by the Board of Directors. At the end of the period, the value of
					these securities totaled $0 or 0.00% of net assets.
Transportation - 1.38%
AP Moeller - Maersk A/S - A shares	29		192
AP Moeller - Maersk A/S - B shares	51		356		Portfolio Summary (unaudited)
Central Japan Railway Co	3,600		310		Country	Percent
ComfortDelGro Corp Ltd	101,000		140		United Kingdom	20 .90%
Deutsche Post AG	680,472		13,491
Hutchison Port Holdings Trust	278,000		216		Japan	14 .85%
					France	10 .07%
Kamigumi Co Ltd	13,000		105		Germany	9 .70%
Kawasaki Kisen Kaisha Ltd	48,000		61
Mitsui OSK Lines Ltd	58,000		139		Switzerland	8 .51%
					Netherlands	6 .30%
MTR Corp Ltd	50,500		197		Singapore	4 .14%
Nippon Yusen KK	87,000		166
Orient Overseas International Ltd	11,500		72		United States	4 .02%
PostNL NV (a)	1,904,202		7,514		Norway	3 .01%
					Spain	2 .87%
Tobu Railway Co Ltd	19,000		101		Italy	2 .47%
Toll Holdings Ltd	36,425		168
West Japan Railway Co	9,100		397		Korea, Republic Of	2 .07%
					Hong Kong	1 .75%
			$23,625		Brazil	1 .11%
Water- 0.01%					Australia	1 .10%
United Utilities Group PLC	23,544		257		Sweden	0 .78%
					China	0 .74%
TOTAL COMMON STOCKS			$1,606,723		Ireland	0 .59%
PREFERRED STOCKS - 0.04%	Shares Held	Value	(000	's)	Israel	0 .55%
					Taiwan, Province Of China	0 .41%
Automobile Manufacturers - 0.04%					Luxembourg	0 .35%
Bayerische Motoren Werke AG	1,400		78		Denmark	0 .31%
Porsche Automobil Holding SE	2,914		194		Belgium	0 .09%
Volkswagen AG	1,952		405		Finland	0 .08%
			$677		Austria	0 .03%
Media- 0.00%					Guernsey	0 .02%
ProSiebenSat.1 Media AG	1,644		46		New Zealand	0 .02%
					Other Assets in Excess of Liabilities, Net	3 .16%
TOTAL PREFERRED STOCKS			$723		TOTAL NET ASSETS	100.00%
	Maturity
REPURCHASE AGREEMENTS - 2.73%	Amount (000's)	Value	(000	's)

Banks- 2.73%
Investment in Joint Trading Account; Credit	$15,391		$15,391
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $15,698,578; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	7,182		7,182
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $7,326,003; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	10,774		10,774
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $10,989,004; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	13,206		13,206
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $13,470,426; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$46,553
TOTAL REPURCHASE AGREEMENTS			$46,553
Total Investments			$1,653,999
Other Assets in Excess of Liabilities, Net - 3.16%			$53,978
TOTAL NET ASSETS - 100.00%			$1,707,977

See accompanying notes

Schedule of Investments Overseas Fund October 31, 2012

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date	Contracts to Deliver	In Exchange For	Value	Appreciation/(Depreciation)
Euro	Bank of New York Mellon		11/02/2012	22,253,000	$27,899	$28,843	$(944)
Total							$(944)

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
eMini MSCI EAFE; December 2012		Long	904	$69,925		$68,632	$(1,293)
S&P 500 Emini; December 2012		Long	422	30,346		29,683	(663)
Total							$(1,956)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

COMMON STOCKS - 97.81%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.22%			Computers (continued)
Boeing Co/The	337,282	$23,758	International Business Machines Corp	137,038		$26,658
Northrop Grumman Corp	116,987	8,036	Mentor Graphics Corp (a)	80,502		1,249
Teledyne Technologies Inc (a)	114,141	7,308				$74,670

		$39,102	Consumer Products - 1.44%
Agriculture - 0.31%			Clorox Co/The	82,538		5,968
Archer-Daniels-Midland Co	205,030	5,503	Kimberly-Clark Corp	59,741		4,985
			Tupperware Brands Corp	130,641		7,721

Airlines - 0.63%			WD-40 Co	139,749		6,688
Alaska Air Group Inc (a)	202,072	7,727				$25,362
Cathay Pacific Airways Ltd ADR	376,805	3,361	Cosmetics & Personal Care - 1.14%
		$11,088	Procter & Gamble Co/The	289,072		20,015

Apparel - 1.19%
Nike Inc	230,383	21,052	Distribution & Wholesale - 0.54%
			Pool Corp	226,654		9,547

Automobile Manufacturers - 0.94%
Nissan Motor Co Ltd ADR	159,054	2,659	Diversified Financial Services - 3.03%
PACCAR Inc	321,777	13,946	Ameriprise Financial Inc	86,616		5,056
		$16,605	Charles Schwab Corp/The	1,128,290		15,322
			Franklin Resources Inc	189,520		24,221
Automobile Parts & Equipment - 0.67%			T Rowe Price Group Inc	136,309		8,852
Autoliv Inc	56,382	3,248				$53,451
Johnson Controls Inc	331,347	8,532
		$11,780	Electric - 1.02%
			Duke Energy Corp	132,582		8,710
Banks - 5.52%			Edison International	195,739		9,188
City National Corp/CA	106,365	5,435	Xcel Energy Inc	5,919		167
East West Bancorp Inc	241,595	5,144				$18,065
JP Morgan Chase & Co	501,823	20,916
PNC Financial Services Group Inc	63,117	3,673	Electronics - 1.79%
State Street Corp	201,190	8,967	Electro Scientific Industries Inc	61,344		655
SVB Financial Group (a)	59,250	3,353	FEI Co	134,586		7,409
US Bancorp	462,065	15,345	FLIR Systems Inc	127,729		2,482
Wells Fargo & Co	954,498	32,157	Thermo Fisher Scientific Inc	118,468		7,234
Westamerica Bancorporation	53,207	2,347	Trimble Navigation Ltd (a)	136,977		6,462
		$97,337	Waters Corp (a)	90,137		7,374
						$31,616
Beverages - 2.00%
Brown-Forman Corp	123,666	7,922	Engineering & Construction - 0.71%
Coca Cola Hellenic Bottling Co SA ADR(a)	47,634	1,006	Granite Construction Inc	146,768		4,434
Coca-Cola Co/The	240,640	8,947	Jacobs Engineering Group Inc (a)	210,606		8,127
PepsiCo Inc	251,067	17,384				$12,561

		$35,259	Environmental Control - 0.52%
Biotechnology - 1.35%			Darling International Inc (a)	67,497		1,116
Gilead Sciences Inc (a)	242,577	16,292	Energy Recovery Inc (a)	106,166		315
Life Technologies Corp (a)	152,923	7,479	Waste Connections Inc	237,036		7,782
		$23,771				$9,213

Building Materials - 0.71%			Food - 2.04%
Apogee Enterprises Inc	263,414	5,366	Campbell Soup Co	58,808		2,074
Simpson Manufacturing Co Inc	235,361	7,169	Dairy Farm International Holdings Ltd ADR	198,519		10,998
		$12,535	General Mills Inc	371,042		14,871
			Kroger Co/The	221,651		5,590
Chemicals - 2.12%			Ralcorp Holdings Inc (a)	33,271		2,402
EI du Pont de Nemours & Co	73,475	3,271				$35,935
FMC Corp	178,742	9,566
International Flavors & Fragrances Inc	160,280	10,357	Gas - 1.78%
PPG Industries Inc	61,676	7,221	Northwest Natural Gas Co	17,079		795
Sigma-Aldrich Corp	99,526	6,981	Sempra Energy	438,350		30,575
		$37,396				$31,370

Commercial Services - 1.05%			Healthcare - Products - 1.38%
Hertz Global Holdings Inc (a)	642,140	8,521	Becton Dickinson and Co	79,496		6,016
Robert Half International Inc	166,979	4,490	Medtronic Inc	155,578		6,469
TrueBlue Inc (a)	254,491	3,321	Techne Corp	66,228		4,461
Weight Watchers International Inc	42,233	2,123	Varian Medical Systems Inc (a)	110,603		7,384
		$18,455				$24,330

Computers - 4.24%			Healthcare - Services - 0.55%
Apple Inc	57,702	34,339	DaVita Inc (a)	75,406		8,485
EMC Corp/MA (a)	508,753	12,424

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services (continued)			Oil & Gas Services - 0.54%
Health Net Inc (a)	57,025	$1,227	Natural Gas Services Group Inc (a)	217,634		$3,451
		$9,712	Schlumberger Ltd	88,174		6,131

Insurance - 2.12%						$9,582
ACE Ltd	69,242	5,446	Pharmaceuticals - 6.52%
Fidelity National Financial Inc	262,045	5,610	Abbott Laboratories	308,993		20,245
HCC Insurance Holdings Inc	305,600	10,892	Allergan Inc/United States	267,067		24,015
MetLife Inc	142,815	5,069	Bristol-Myers Squibb Co	504,946		16,789
StanCorp Financial Group Inc	115,691	3,974	Forest Laboratories Inc (a)	83,105		2,801
XL Group PLC	258,897	6,405	Johnson & Johnson	255,283		18,079
		$37,396	McKesson Corp	213,032		19,878
			Teva Pharmaceutical Industries Ltd ADR	116,293		4,701
Internet - 3.17%			VCA Antech Inc (a)	208,388		4,080
Amazon.com Inc (a)	60,574	14,103
			Watson Pharmaceuticals Inc (a)	50,431		4,335
eBay Inc (a)	304,418	14,700
Google Inc (a)	39,846	27,086				$114,923
		$55,889	Publicly Traded Investment Fund - 0.72%
			iShares Russell 3000 Index Fund	152,273		12,704
Iron & Steel - 1.06%
Reliance Steel & Aluminum Co	184,134	10,006
Schnitzer Steel Industries Inc	305,616	8,713	REITS - 3.70%
		$18,719	Alexandria Real Estate Equities Inc	158,949		11,195
			Annaly Capital Management Inc	82,232		1,327
Leisure Products & Services - 0.67%			Essex Property Trust Inc	54,659		8,199
Ambassadors Group Inc	162,757	833	HCP Inc	339,417		15,036
Carnival Corp	174,336	6,604	Plum Creek Timber Co Inc	101,921		4,475
Harley-Davidson Inc	91,676	4,287	Sabra Health Care REIT Inc	79,890		1,775
		$11,724	Ventas Inc	64,484		4,080
Lodging - 0.23%			Weyerhaeuser Co	693,619		19,206
Red Lion Hotels Corp (a)	616,552	4,063				$65,293
			Retail - 7.01%
Machinery - Construction & Mining - 0.19%			Best Buy Co Inc	62,778		955
Caterpillar Inc	38,602	3,274	Copart Inc (a)	387,858		11,166
			Costco Wholesale Corp	320,948		31,591
			CVS Caremark Corp	131,902		6,120
Machinery - Diversified - 1.18%			Home Depot Inc/The	165,554		10,162
AGCO Corp (a)	39,227	1,785	Jack in the Box Inc (a)	93,939		2,443
Cascade Corp	27,682	1,799	McDonald's Corp	108,847		9,448
Deere & Co	202,475	17,300	Nordstrom Inc	308,185		17,496
		$20,884	Starbucks Corp	460,117		21,119
Media - 2.34%			Wal-Mart Stores Inc	111,965		8,400
Viacom Inc	256,475	13,150	Yum! Brands Inc	67,055		4,701
Walt Disney Co/The	572,144	28,075				$123,601
		$41,225	Savings & Loans - 0.74%
Metal Fabrication & Hardware - 0.62%			Washington Federal Inc	776,868		13,036
Precision Castparts Corp	63,208	10,939
			Semiconductors - 3.50%
Mining - 0.66%			Applied Materials Inc	578,320		6,130
Freeport-McMoRan Copper & Gold Inc	300,464	11,682	Avago Technologies Ltd	140,010		4,625
			Intel Corp	805,879		17,427
			Lam Research Corp (a)	211,621		7,491
Miscellaneous Manufacturing - 1.94%			LSI Corp (a)	362,014		2,480
Aptargroup Inc	121,167	6,213	Microchip Technology Inc	322,680		10,116
Crane Co	138,865	5,830	QLogic Corp (a)	229,349		2,151
General Electric Co	1,051,076	22,136	Qualcomm Inc	146,527		8,583
		$34,179	Supertex Inc (a)	145,826		2,787
Oil & Gas - 9.64%						$61,790
Apache Corp	284,136	23,512	Shipbuilding - 0.07%
Berry Petroleum Co	40,196	1,548	Huntington Ingalls Industries Inc	27,019		1,145
Chevron Corp	429,203	47,303
CNOOC Ltd ADR	25,568	5,256
Devon Energy Corp	239,157	13,921	Software - 5.27%
			Actuate Corp (a)	372,489		1,986
Energen Corp	146,403	6,830	Adobe Systems Inc (a)	441,627		15,015
Exxon Mobil Corp	319,510	29,130	Autodesk Inc (a)	171,545		5,462
HollyFrontier Corp	106,786	4,125	BMC Software Inc (a)	84,013		3,419
Nabors Industries Ltd (a)	214,236	2,890	Informatica Corp (a)	122,231		3,317
Occidental Petroleum Corp	311,972	24,633
Total SA ADR	212,999	10,735	Microsoft Corp	1,297,775		37,032
			Omnicell Inc (a)	176,465		2,573
		$169,883
			Oracle Corp	664,722		20,640

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Consumer, Non-cyclical	17 .78%
Software (continued)					Financial	17 .44%
Tyler Technologies Inc (a)	72,939		$3,487		Technology	13 .01%
			$92,931		Consumer, Cyclical	12 .69%
					Industrial	12 .01%
Telecommunications - 3.97%					Energy	10 .18%
AT&T Inc	664,650		22,990		Communications	9 .48%
China Mobile Ltd ADR	222,999		12,352		Basic Materials	3 .84%
Cisco Systems Inc	470,825		8,070		Utilities	2 .99%
Corning Inc	523,355		6,149		Exchange Traded Funds	0 .72%
Polycom Inc (a)	299,154		2,998
					Liabilities in Excess of Other Assets, Net	(0.14)%
Verizon Communications Inc	390,853		17,448		TOTAL NET ASSETS	100.00%
			$70,007

Toys, Games & Hobbies - 0.81%
Hasbro Inc	108,123		3,891
Mattel Inc	281,823		10,366
			$14,257

Transportation - 1.81%
Con-way Inc	93,453		2,720
Expeditors International of Washington Inc	460,493		16,859
Union Pacific Corp	100,212		12,329
			$31,908

Trucking & Leasing - 0.25%
Greenbrier Cos Inc (a)	257,563		4,484

Water- 0.19%
California Water Service Group	183,500		3,380

TOTAL COMMON STOCKS			$1,724,628
	Maturity
REPURCHASE AGREEMENTS - 2.33%	Amount (000's)	Value	(000	's)

Banks- 2.33%
Investment in Joint Trading Account; Credit	$13,564		$13,564
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $13,835,489; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	6,330		6,330
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $6,456,561; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	9,495		9,495
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $9,684,842; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	11,639		11,639
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $11,871,772; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$41,028
TOTAL REPURCHASE AGREEMENTS			$41,028
Total Investments			$1,765,656
Liabilities in Excess of Other Assets, Net - (0.14)%			$(2,521)
TOTAL NET ASSETS - 100.00%			$1,763,135

(a) Non-Income Producing Security

See accompanying notes

Schedule of Investments Principal LifeTime 2010 Fund October 31, 2012

INVESTMENT COMPANIES - 100.15%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.15%
Bond & Mortgage Securities Fund (a)	17,438,103	$193,389
Bond Market Index Fund (a)	14,499,995	163,850
Core Plus Bond Fund I (a)	16,551,657	194,482
Diversified International Fund (a)	6,754,072	66,663
Diversified Real Asset Fund (a)	5,363,855	65,010
Equity Income Fund (a)	4,557,042	88,817
Global Diversified Income Fund (a)	6,282,506	88,583
Global Multi-Strategy Fund (a),(b)	2,160,248	22,531
High Yield Fund I (a)	4,239,172	48,199
Inflation Protection Fund (a)	9,391,214	87,244
International Emerging Markets Fund (a)	1,117,565	27,291
International Equity Index Fund (a)	1,751,034	17,300
International Fund I (a)	2,842,695	30,673
LargeCap Growth Fund I (a)	10,943,485	109,873
LargeCap S&P 500 Index Fund (a)	7,002,076	70,161
LargeCap Value Fund (a)	3,404,034	37,104
LargeCap Value Fund I (a)	6,089,677	71,432
MidCap Blend Fund (a)	4,704,356	73,717
Overseas Fund (a)	6,900,517	68,729
Short-Term Income Fund (a)	11,724,727	143,980
SmallCap Growth Fund I (a),(b)	1,920,923	22,033
SmallCap Value Fund II (a)	2,183,265	22,247
		$1,713,308
TOTAL INVESTMENT COMPANIES		$1,713,308
Total Investments		$1,713,308
Liabilities in Excess of Other Assets, Net - (0.15)%		$(2,642)
TOTAL NET ASSETS - 100.00%		$1,710,666

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		48 .59%
Domestic Equity Funds		28 .95%
International Equity Funds		12 .31%
Specialty Funds		10 .30%
Liabilities in Excess of Other Assets, Net		(0.15)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	18,707,954	$201,923	1,487,980	$16,088	2,757,831	$29,869	17,438,103	$188,136
Bond Market Index Fund	5,743,831	58,622	10,009,734	110,319	1,253,570	13,901	14,499,995	155,118
Core Plus Bond Fund I	16,607,455	175,018	2,014,574	22,436	2,070,372	23,369	16,551,657	174,338
Diversified International Fund	5,169,245	80,317	2,201,366	20,836	616,539	5,792	6,754,072	95,359
Diversified Real Asset Fund	5,478,873	56,521	438,460	5,055	553,478	6,466	5,363,855	55,306
Equity Income Fund	—	—	4,826,631	91,723	269,589	5,128	4,557,042	86,570
Global Diversified Income Fund	5,372,746	59,976	1,513,536	20,314	603,776	8,084	6,282,506	72,213
Global Multi-Strategy Fund	2,220,000	22,200	91,906	942	151,658	1,558	2,160,248	21,602
High Yield Fund I	5,007,915	48,805	656,496	6,779	1,425,239	15,216	4,239,172	40,605
Inflation Protection Fund	21,226,869	181,495	580,804	5,149	12,416,459	110,788	9,391,214	75,856
International Emerging Markets Fund	1,479,132	39,952	146,735	3,599	508,302	12,426	1,117,565	30,926
International Equity Index Fund	2,032,210	18,782	176,681	1,639	457,857	4,247	1,751,034	16,318
International Fund I	2,912,522	44,902	170,644	1,748	240,471	2,462	2,842,695	44,364
LargeCap Growth Fund	6,317,331	45,450	49,614	393	6,366,945	56,851	—	—
LargeCap Growth Fund I	10,457,841	82,924	1,530,261	14,571	1,044,617	10,256	10,943,485	87,523
LargeCap S&P 500 Index Fund	6,323,265	66,285	1,360,330	12,896	681,519	6,467	7,002,076	72,701
LargeCap Value Fund	5,266,401	54,142	258,172	2,537	2,120,539	21,766	3,404,034	32,914
LargeCap Value Fund I	9,328,569	102,963	642,850	7,007	3,881,742	43,941	6,089,677	69,403
MidCap Blend Fund	—	—	4,992,528	73,953	288,172	4,309	4,704,356	69,667
MidCap Growth Fund III	2,219,999	11,103	—	—	2,219,999	24,608	—	—
MidCap Value Fund I	1,865,390	13,406	12,890	159	1,878,280	25,194	—	—
Overseas Fund	5,008,147	44,635	2,509,552	23,316	617,182	5,793	6,900,517	62,166
Preferred Securities Fund	3,791,454	41,116	107,532	1,025	3,898,986	38,785	—	—
Real Estate Securities Fund	815,113	7,558	4,454	83	819,567	15,996	—	—
Short-Term Income Fund	9,742,810	116,997	3,136,197	37,811	1,154,280	13,928	11,724,727	140,888
SmallCap Growth Fund I	2,266,507	24,435	218,350	2,290	563,934	6,528	1,920,923	19,850
SmallCap Value Fund II	2,481,766	19,487	109,380	1,085	407,881	4,028	2,183,265	17,034

		$1,619,014		$483,753		$517,756		$1,628,857

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$6,721			$(6)			$—
Bond Market Index Fund		1,568			78			—
Core Plus Bond Fund I		5,155			253			—
Diversified International Fund		757			(2)			—
Diversified Real Asset Fund		696			196			1,039
Equity Income Fund		1,593			(25)			—
Global Diversified Income Fund		4,497			7			221
Global Multi-Strategy Fund		—			18			—
High Yield Fund I		4,190			237			553
Inflation Protection Fund		444			—			—
International Emerging Markets Fund		468			(199)			—
International Equity Index Fund		497			144			8
International Fund I		496			176			—
LargeCap Growth Fund		157			11,008			—
LargeCap Growth Fund I		146			284			3,472
LargeCap S&P 500 Index Fund		1,085			(13)			—
LargeCap Value Fund		718			(1,999)			—
LargeCap Value Fund I		1,608			3,374			—
MidCap Blend Fund		—			23			—
MidCap Growth Fund III		—			13,505			—
MidCap Value Fund I		159			11,629			—
Overseas Fund		2,161			8			1,075
Preferred Securities Fund		692			(3,356)			125
Real Estate Securities Fund		83			8,355			—
Short-Term Income Fund		2,722			8			—
SmallCap Growth Fund I		—			(347)			1,310
SmallCap Value Fund II		104			490			—
		$36,717			$43,846			$7,803
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2015 Fund October 31, 2012

INVESTMENT COMPANIES - 99.90%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.90%
Bond & Mortgage Securities Fund (a)	7,223,527	$80,109
Bond Market Index Fund (a)	6,449,902	72,884
Core Plus Bond Fund I (a)	7,056,295	82,911
Diversified International Fund (a)	3,354,362	33,108
Diversified Real Asset Fund (a)	2,111,916	25,596
Equity Income Fund (a)	1,684,743	32,836
Global Diversified Income Fund (a)	1,998,853	28,184
Global Multi-Strategy Fund (a),(b)	981,880	10,241
Global Real Estate Securities Fund (a)	1,023,643	8,445
High Yield Fund I (a)	1,611,034	18,317
Inflation Protection Fund (a)	3,477,409	32,305
International Emerging Markets Fund (a)	725,648	17,720
International Equity Index Fund (a)	1,651,802	16,320
International Fund I (a)	1,472,345	15,887
LargeCap Growth Fund (a)	1,114,330	9,951
LargeCap Growth Fund I (a)	5,514,779	55,368
LargeCap S&P 500 Index Fund (a)	4,105,468	41,137
LargeCap Value Fund (a)	2,430,321	26,490
LargeCap Value Fund I (a)	4,600,754	53,967
MidCap Blend Fund (a)	1,386,976	21,734
MidCap Growth Fund III (a),(b)	949,272	10,319
MidCap Value Fund I (a)	752,178	10,636
Overseas Fund (a)	3,405,429	33,918
Short-Term Income Fund (a)	2,509,453	30,816
SmallCap Growth Fund I (a),(b)	1,083,422	12,427
SmallCap Value Fund II (a)	1,141,626	11,633
		$793,259
TOTAL INVESTMENT COMPANIES		$793,259
Total Investments		$793,259
Other Assets in Excess of Liabilities, Net - 0.10%		$785
TOTAL NET ASSETS - 100.00%		$794,044

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		39 .97%
Domestic Equity Funds		36 .08%
International Equity Funds		15 .79%
Specialty Funds		8 .06%
Other Assets in Excess of Liabilities, Net		0 .10%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2015 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,011,574	$55,723	1,556,913	$16,853	344,960	$3,751	7,223,527	$68,826
Bond Market Index Fund	2,027,272	21,044	4,700,740	51,878	278,110	3,093	6,449,902	69,832
Core Plus Bond Fund I	5,491,693	58,282	1,895,414	21,199	330,812	3,754	7,056,295	75,727
Diversified International Fund	2,482,017	20,678	1,030,302	9,712	157,957	1,495	3,354,362	28,897
Diversified Real Asset Fund	1,750,112	18,458	469,855	5,469	108,051	1,273	2,111,916	22,654
Equity Income Fund	—	—	1,735,158	33,248	50,415	964	1,684,743	32,284
Global Diversified Income Fund	1,539,479	19,470	556,095	7,442	96,721	1,304	1,998,853	25,608
Global Multi-Strategy Fund	2,150,000	21,500	136,449	1,402	1,304,569	13,374	981,880	9,839
Global Real Estate Securities Fund	191,179	1,402	862,244	6,500	29,780	236	1,023,643	7,666
High Yield Fund I	2,673,076	25,533	480,756	5,036	1,542,798	16,448	1,611,034	14,251
Inflation Protection Fund	4,736,769	37,907	736,400	6,550	1,995,760	17,648	3,477,409	27,717
International Emerging Markets Fund	728,683	12,932	112,631	2,699	115,666	2,820	725,648	12,799
International Equity Index Fund	1,119,135	10,585	608,259	5,626	75,592	714	1,651,802	15,497
International Fund I	140,432	2,151	1,404,186	14,911	72,273	747	1,472,345	16,305
LargeCap Growth Fund	3,291,291	21,384	284,111	2,371	2,461,072	21,701	1,114,330	5,889
LargeCap Growth Fund I	5,969,696	44,003	1,301,745	12,519	1,756,662	17,692	5,514,779	39,738
LargeCap S&P 500 Index Fund	3,566,910	24,803	842,192	7,963	303,634	2,903	4,105,468	29,872
LargeCap Value Fund	2,669,392	21,896	508,731	5,074	747,802	7,714	2,430,321	19,534
LargeCap Value Fund I	4,645,515	44,894	927,735	10,210	972,496	11,054	4,600,754	44,303
MidCap Blend Fund	—	—	1,430,863	21,140	43,887	659	1,386,976	20,481
MidCap Growth Fund III	977,638	7,084	100,290	1,121	128,656	1,392	949,272	6,814
MidCap Value Fund I	770,067	7,303	87,179	1,187	105,068	1,393	752,178	7,099
Overseas Fund	2,528,659	23,467	1,035,071	9,553	158,301	1,495	3,405,429	31,525
Preferred Securities Fund	1,346,087	12,673	43,981	421	1,390,068	13,904	—	—
Real Estate Securities Fund	538,866	4,428	2,237	41	541,103	10,414	—	—
Short-Term Income Fund	1,027,518	12,354	1,602,893	19,366	120,958	1,463	2,509,453	30,257
SmallCap Growth Fund I	1,010,154	7,650	206,422	2,269	133,154	1,543	1,083,422	8,406
SmallCap Value Fund II	1,023,204	8,280	174,080	1,725	55,658	542	1,141,626	9,463

		$545,884		$283,485		$161,490		$681,283

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,458			$1			$—
Bond Market Index Fund		612			3			—
Core Plus Bond Fund I		1,764			—			—
Diversified International Fund		377			2			—
Diversified Real Asset Fund		230			—			343
Equity Income Fund		651			—			—
Global Diversified Income Fund		1,370			—			66
Global Multi-Strategy Fund		—			311			—
Global Real Estate Securities Fund		101			—			—
High Yield Fund I		2,269			130			300
Inflation Protection Fund		123			908			—
International Emerging Markets Fund		232			(12)			—
International Equity Index Fund		295			—			4
International Fund I		30			(10)			—
LargeCap Growth Fund		85			3,835			—
LargeCap Growth Fund I		86			908			2,044
LargeCap S&P 500 Index Fund		635			9			—
LargeCap Value Fund		377			278			—
LargeCap Value Fund I		829			253			—
MidCap Blend Fund		—			—			—
MidCap Growth Fund III		—			1			—
MidCap Value Fund I		66			2			—
Overseas Fund		1,129			—			561
Preferred Securities Fund		303			810			45
Real Estate Securities Fund		41			5,945			—
Short-Term Income Fund		437			—			—
SmallCap Growth Fund I		—			30			587
SmallCap Value Fund II		43			—			—
		$14,543			$13,404			$3,950
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2020 Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	47,589,055	$527,763
Bond Market Index Fund (a)	38,423,158	434,182
Core Plus Bond Fund I (a)	43,602,885	512,334
Diversified International Fund (a)	26,355,554	260,129
Diversified Real Asset Fund (a)	13,538,713	164,089
Equity Income Fund (a)	8,383,593	163,396
Global Diversified Income Fund (a)	8,093,558	114,119
Global Multi-Strategy Fund (a),(b)	6,701,700	69,899
Global Real Estate Securities Fund (a)	25,303,023	208,750
High Yield Fund I (a)	8,401,983	95,531
Inflation Protection Fund (a)	15,930,933	147,998
International Emerging Markets Fund (a)	7,033,537	171,759
International Equity Index Fund (a)	17,456,983	172,475
International Fund I (a)	13,857,617	149,524
LargeCap Growth Fund (a)	16,070,552	143,510
LargeCap Growth Fund I (a)	46,647,303	468,339
LargeCap S&P 500 Index Fund (a)	36,222,493	362,949
LargeCap Value Fund (a)	22,323,472	243,326
LargeCap Value Fund I (a)	40,343,703	473,232
MidCap Blend Fund (a)	4,648,389	72,840
MidCap Growth Fund III (a),(b)	9,488,458	103,139
MidCap Value Fund I (a)	7,884,099	111,481
Overseas Fund (a)	26,663,634	265,570
SmallCap Growth Fund I (a),(b)	8,032,271	92,130
SmallCap Value Fund II (a)	9,315,287	94,923
		$5,623,387
TOTAL INVESTMENT COMPANIES		$5,623,387
Total Investments		$5,623,387
Liabilities in Excess of Other Assets, Net - (0.08)%		$(4,606)
TOTAL NET ASSETS - 100.00%		$5,618,781

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		41 .46%
Fixed Income Funds		30 .57%
International Equity Funds		21 .86%
Specialty Funds		6 .19%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	46,112,420	$494,694	5,516,555	$59,872	4,039,920	$43,709	47,589,055	$510,852
Bond Market Index Fund	13,401,800	136,628	26,151,796	287,127	1,130,438	12,585	38,423,158	411,183
Core Plus Bond Fund I	38,779,792	412,432	6,390,526	70,989	1,567,433	17,709	43,602,885	465,752
Diversified International Fund	24,133,903	354,106	3,256,832	29,882	1,035,181	9,663	26,355,554	374,317
Diversified Real Asset Fund	11,914,117	123,244	2,141,614	24,834	517,018	6,047	13,538,713	142,037
Equity Income Fund	—	—	8,572,542	162,995	188,949	3,611	8,383,593	159,372
Global Diversified Income Fund	4,716,932	63,695	3,677,788	49,406	301,162	4,030	8,093,558	109,069
Global Multi-Strategy Fund	4,825,000	48,250	2,045,450	20,967	168,750	1,738	6,701,700	67,481
Global Real Estate Securities Fund	1,387,821	10,240	24,452,189	183,033	536,987	4,215	25,303,023	189,062
High Yield Fund I	24,664,844	245,920	2,802,566	28,796	19,065,427	202,130	8,401,983	76,621
Inflation Protection Fund	4,713,637	38,183	11,749,460	104,935	532,164	4,797	15,930,933	138,341
International Emerging Markets Fund	6,021,308	152,790	1,286,322	31,064	274,093	6,404	7,033,537	177,421
International Equity Index Fund	8,482,692	79,815	9,579,254	87,110	604,963	5,664	17,456,983	161,260
International Fund I	13,794,019	182,669	1,159,394	11,852	1,095,796	11,413	13,857,617	183,062
LargeCap Growth Fund	29,301,270	211,000	1,123,334	9,517	14,354,052	125,274	16,070,552	99,076
LargeCap Growth Fund I	54,904,839	438,478	5,300,271	49,469	13,557,807	139,217	46,647,303	366,298
LargeCap S&P 500 Index Fund	32,892,910	312,550	4,691,396	44,217	1,361,813	12,900	36,222,493	343,892
LargeCap Value Fund	25,510,184	248,024	1,960,772	19,444	5,147,484	52,471	22,323,472	213,963
LargeCap Value Fund I	44,359,999	471,306	3,617,010	39,563	7,633,306	86,443	40,343,703	427,403
MidCap Blend Fund	—	—	4,760,282	69,843	111,893	1,685	4,648,389	68,165
MidCap Growth Fund III	9,277,019	79,061	566,092	6,347	354,653	3,844	9,488,458	81,563
MidCap Value Fund I	6,927,672	79,674	1,244,075	16,940	287,648	3,844	7,884,099	92,770
Overseas Fund	23,124,444	212,293	4,575,306	41,443	1,036,116	9,663	26,663,634	244,067
Preferred Securities Fund	13,139,097	139,191	496,965	4,784	13,636,062	135,811	—	—
Real Estate Securities Fund	11,168,286	178,718	40,445	737	11,208,731	210,800	—	—
SmallCap Growth Fund I	9,497,098	95,079	1,032,830	10,917	2,497,657	28,926	8,032,271	75,287
SmallCap Value Fund II	10,387,855	81,815	590,774	5,835	1,663,342	16,426	9,315,287	72,795

		$4,889,855		$1,471,918		$1,161,019		$5,251,109

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$17,172			$(4)			$—
Bond Market Index Fund		3,737			13			—
Core Plus Bond Fund I		12,198			40			—
Diversified International Fund		3,585			(8)			—
Diversified Real Asset Fund		1,535			6			2,289
Equity Income Fund		2,975			(12)			—
Global Diversified Income Fund		5,274			(2)			197
Global Multi-Strategy Fund		—			2			—
Global Real Estate Securities Fund		2,050			4			—
High Yield Fund I		20,952			4,035			2,767
Inflation Protection Fund		360			20			—
International Emerging Markets Fund		1,914			(29)			—
International Equity Index Fund		2,128			(1)			33
International Fund I		2,379			(46)			—
LargeCap Growth Fund		737			3,833			—
LargeCap Growth Fund I		778			17,568			18,464
LargeCap S&P 500 Index Fund		5,730			25			—
LargeCap Value Fund		3,525			(1,034)			—
LargeCap Value Fund I		7,749			2,977			—
MidCap Blend Fund		—			7			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		593			—			—
Overseas Fund		10,117			(6)			5,029
Preferred Securities Fund		3,621			(8,164)			443
Real Estate Securities Fund		737			31,345			—
SmallCap Growth Fund I		—			(1,783)			5,522
SmallCap Value Fund II		440			1,571			—
		$110,286			$50,356			$34,744
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2025 Fund October 31, 2012

INVESTMENT COMPANIES - 99.83%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.83%
Bond & Mortgage Securities Fund (a)	6,668,987	$73,959
Bond Market Index Fund (a)	6,643,784	75,075
Core Plus Bond Fund I (a)	6,413,260	75,356
Diversified International Fund (a)	5,162,846	50,957
Diversified Real Asset Fund (a)	1,941,972	23,537
Global Diversified Income Fund (a)	525,468	7,409
Global Multi-Strategy Fund (a),(b)	1,259,179	13,133
Global Real Estate Securities Fund (a)	5,207,622	42,963
High Yield Fund I (a)	1,771,372	20,140
Inflation Protection Fund (a)	1,987,990	18,468
International Emerging Markets Fund (a)	1,411,224	34,462
International Equity Index Fund (a)	2,674,170	26,421
International Fund I (a)	2,725,072	29,404
LargeCap Growth Fund (a)	3,633,153	32,444
LargeCap Growth Fund I (a)	9,651,952	96,906
LargeCap S&P 500 Index Fund (a)	6,890,670	69,045
LargeCap Value Fund (a)	5,092,198	55,505
LargeCap Value Fund I (a)	9,034,445	105,974
MidCap Blend Fund (a)	417,961	6,549
MidCap Growth Fund III (a),(b)	2,220,020	24,132
MidCap Value Fund I (a)	1,790,084	25,312
Overseas Fund (a)	5,227,527	52,066
Preferred Securities Fund (a)	2,004,176	21,104
SmallCap Growth Fund I (a),(b)	1,574,205	18,056
SmallCap Value Fund II (a)	1,776,082	18,098
		$1,016,475
TOTAL INVESTMENT COMPANIES		$1,016,475
Total Investments		$1,016,475
Other Assets in Excess of Liabilities, Net - 0.17%		$1,733
TOTAL NET ASSETS - 100.00%		$1,018,208

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		44 .40%
Fixed Income Funds		27 .89%
International Equity Funds		23 .21%
Specialty Funds		4 .33%
Other Assets in Excess of Liabilities, Net		0 .17%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2025 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	5,064,746	$47,486	1,723,860	$18,698	119,619	$1,298	6,668,987	$64,886
Bond Market Index Fund	1,673,051	17,392	5,057,645	55,448	86,912	966	6,643,784	71,874
Core Plus Bond Fund I	4,655,901	49,694	1,872,161	21,099	114,802	1,299	6,413,260	69,494
Diversified International Fund	3,598,821	30,768	1,665,253	15,630	101,228	953	5,162,846	45,445
Diversified Real Asset Fund	1,479,813	15,666	500,631	5,844	38,472	452	1,941,972	21,058
Global Diversified Income Fund	—	—	533,571	7,221	8,103	111	525,468	7,110
Global Multi-Strategy Fund	1,650,000	16,500	213,949	2,200	604,770	6,200	1,259,179	12,637
Global Real Estate Securities Fund	913,416	6,703	4,344,885	32,691	50,679	403	5,207,622	38,991
High Yield Fund I	5,231,229	53,888	794,582	8,285	4,254,439	45,361	1,771,372	16,028
Inflation Protection Fund	—	—	2,023,818	17,930	35,828	325	1,987,990	17,605
International Emerging Markets Fund	1,023,956	18,995	414,379	10,073	27,111	640	1,411,224	28,428
International Equity Index Fund	1,567,346	15,162	1,146,250	10,779	39,426	376	2,674,170	25,565
International Fund I	1,487,273	14,949	1,290,019	13,498	52,220	538	2,725,072	27,913
LargeCap Growth Fund	4,716,333	30,840	870,263	7,448	1,953,443	17,663	3,633,153	22,138
LargeCap Growth Fund I	8,320,420	61,384	2,472,624	23,978	1,141,092	11,793	9,651,952	74,219
LargeCap S&P 500 Index Fund	5,907,913	44,045	1,634,915	15,525	652,158	6,227	6,890,670	53,341
LargeCap Value Fund	4,112,028	34,051	1,066,672	10,726	86,502	870	5,092,198	43,907
LargeCap Value Fund I	7,236,899	70,590	1,955,376	21,672	157,830	1,747	9,034,445	90,514
MidCap Blend Fund	—	—	422,783	6,320	4,822	73	417,961	6,247
MidCap Growth Fund III	1,344,098	10,036	915,483	10,283	39,561	432	2,220,020	19,887
MidCap Value Fund I	1,057,892	10,256	764,237	10,377	32,045	432	1,790,084	20,201
Overseas Fund	4,147,982	40,166	1,494,012	13,872	414,467	3,952	5,227,527	50,077
Preferred Securities Fund	1,539,655	14,577	511,442	5,131	46,921	466	2,004,176	19,242
Real Estate Securities Fund	1,492,996	13,903	7,234	134	1,500,230	28,692	—	—
SmallCap Growth Fund I	1,387,165	10,545	429,442	4,724	242,402	2,831	1,574,205	12,557
SmallCap Value Fund II	1,403,935	11,361	406,362	3,956	34,215	331	1,776,082	14,986

		$638,957		$353,542		$134,431		$874,350

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,153			$—			$—
Bond Market Index Fund		514			—			—
Core Plus Bond Fund I		1,503			—			—
Diversified International Fund		556			—			—
Diversified Real Asset Fund		196			—			292
Global Diversified Income Fund		229			—			—
Global Multi-Strategy Fund		—			137			—
Global Real Estate Securities Fund		457			—			—
High Yield Fund I		4,443			(784)			587
Inflation Protection Fund		30			—			—
International Emerging Markets Fund		326			—			—
International Equity Index Fund		437			—			7
International Fund I		270			4			—
LargeCap Growth Fund		122			1,513			—
LargeCap Growth Fund I		121			650			2,871
LargeCap S&P 500 Index Fund		1,057			(2)			—
LargeCap Value Fund		585			—			—
LargeCap Value Fund I		1,302			(1)			—
MidCap Blend Fund		—			—			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		94			—			—
Overseas Fund		1,870			(9)			927
Preferred Securities Fund		1,056			—			52
Real Estate Securities Fund		134			14,655			—
SmallCap Growth Fund I		—			119			830
SmallCap Value Fund II		62			—			—
		$17,517			$16,282			$5,566
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2030 Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	27,751,024	$307,759
Bond Market Index Fund (a)	25,904,949	292,726
Core Plus Bond Fund I (a)	26,185,860	307,684
Diversified International Fund (a)	27,684,938	273,250
Diversified Real Asset Fund (a)	9,450,154	114,536
Global Multi-Strategy Fund (a),(b)	6,089,561	63,514
Global Real Estate Securities Fund (a)	33,965,572	280,216
High Yield Fund I (a)	10,052,995	114,302
Inflation Protection Fund (a)	9,328,047	86,658
International Emerging Markets Fund (a)	8,215,747	200,628
International Equity Index Fund (a)	13,195,035	130,367
International Fund I (a)	3,126,793	33,738
LargeCap Growth Fund (a)	24,543,552	219,174
LargeCap Growth Fund I (a)	55,686,021	559,088
LargeCap S&P 500 Index Fund (a)	36,182,247	362,546
LargeCap Value Fund (a)	26,063,948	284,097
LargeCap Value Fund I (a)	47,227,344	553,977
MidCap Growth Fund III (a),(b)	13,845,420	150,500
MidCap Value Fund I (a)	11,218,560	158,630
Overseas Fund (a)	42,468,708	422,988
Preferred Securities Fund (a)	11,334,753	119,355
SmallCap Growth Fund I (a),(b)	9,210,733	105,647
SmallCap Value Fund II (a)	10,625,099	108,270
		$5,249,650
TOTAL INVESTMENT COMPANIES		$5,249,650
Total Investments		$5,249,650
Liabilities in Excess of Other Assets, Net - (0.08)%		$(4,368)
TOTAL NET ASSETS - 100.00%		$5,245,282

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		47 .69%
International Equity Funds		25 .57%
Fixed Income Funds		23.43%
Specialty Funds		3 .39%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	23,665,173	$253,211	4,929,348	$53,433	843,497	$9,142	27,751,024	$297,502
Bond Market Index Fund	8,391,425	85,506	19,153,989	208,745	1,640,465	18,191	25,904,949	276,151
Core Plus Bond Fund I	20,704,517	220,428	6,293,071	70,632	811,728	9,140	26,185,860	281,930
Diversified International Fund	23,346,108	343,020	5,342,509	51,130	1,003,679	9,365	27,684,938	384,780
Diversified Real Asset Fund	8,539,447	89,515	1,224,262	14,201	313,555	3,658	9,450,154	100,061
Global Multi-Strategy Fund	4,040,000	40,400	2,178,077	22,331	128,516	1,324	6,089,561	61,408
Global Real Estate Securities Fund	2,275,517	16,800	32,294,243	242,906	604,188	4,738	33,965,572	254,968
High Yield Fund I	32,405,390	332,266	4,295,669	44,353	26,648,064	284,652	10,052,995	92,024
Inflation Protection Fund	—	—	9,562,100	85,105	234,053	2,118	9,328,047	82,991
International Emerging Markets Fund	6,970,039	169,641	1,518,039	36,853	272,331	6,360	8,215,747	200,130
International Equity Index Fund	12,084,731	117,149	1,606,274	14,962	495,970	4,632	13,195,035	127,484
International Fund I	14,824,217	194,299	2,167,968	22,277	13,865,392	140,750	3,126,793	47,887
LargeCap Growth Fund	31,066,265	225,224	2,176,808	18,597	8,699,521	75,295	24,543,552	168,817
LargeCap Growth Fund I	52,533,707	408,693	6,826,979	64,541	3,674,665	36,769	55,686,021	437,229
LargeCap S&P 500 Index Fund	33,000,026	309,210	4,382,536	41,128	1,200,315	11,349	36,182,247	339,003
LargeCap Value Fund	25,849,547	252,352	2,509,545	24,871	2,295,144	23,354	26,063,948	253,921
LargeCap Value Fund I	46,304,516	492,167	4,638,244	50,693	3,715,416	41,708	47,227,344	501,187
MidCap Growth Fund III	9,593,242	83,197	4,657,406	51,804	405,228	4,411	13,845,420	130,588
MidCap Value Fund I	7,638,002	89,270	3,909,105	52,466	328,547	4,412	11,218,560	137,323
Overseas Fund	25,785,465	242,893	17,862,008	163,525	1,178,765	11,015	42,468,708	395,398
Preferred Securities Fund	12,430,879	127,153	1,689,863	16,663	2,785,989	27,761	11,334,753	115,461
Real Estate Securities Fund	11,879,636	174,187	29,511	524	11,909,147	224,589	—	—
SmallCap Growth Fund I	9,739,548	93,715	1,289,805	13,691	1,818,620	21,087	9,210,733	85,461
SmallCap Value Fund II	10,275,829	81,068	868,270	8,414	519,000	5,088	10,625,099	84,411

		$4,441,364		$1,373,845		$980,908		$4,856,115

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$9,499			$—			$—
Bond Market Index Fund		2,295			91			—
Core Plus Bond Fund I		6,558			10			—
Diversified International Fund		3,501			(5)			—
Diversified Real Asset Fund		1,107			3			1,651
Global Multi-Strategy Fund		—			1			—
Global Real Estate Securities Fund		2,981			—			—
High Yield Fund I		27,891			57			3,680
Inflation Protection Fund		175			4			—
International Emerging Markets Fund		2,250			(4)			—
International Equity Index Fund		2,956			5			46
International Fund I		2,577			(27,939)			—
LargeCap Growth Fund		787			291			—
LargeCap Growth Fund I		749			764			17,779
LargeCap S&P 500 Index Fund		5,790			14			—
LargeCap Value Fund		3,596			52			—
LargeCap Value Fund I		8,143			35			—
MidCap Growth Fund III		—			(2)			—
MidCap Value Fund I		662			(1)			—
Overseas Fund		11,365			(5)			5,647
Preferred Securities Fund		7,121			(594)			425
Real Estate Securities Fund		524			49,878			—
SmallCap Growth Fund I		1			(858)			5,717
SmallCap Value Fund II		441			17			—
		$100,969			$21,814			$34,945
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2035 Fund October 31, 2012

INVESTMENT COMPANIES - 99.80%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.80%
Bond & Mortgage Securities Fund (a)	2,446,092	$27,127
Bond Market Index Fund (a)	2,632,321	29,745
Core Plus Bond Fund I (a)	2,319,299	27,252
Diversified International Fund (a)	4,117,315	40,638
Diversified Real Asset Fund (a)	970,988	11,768
Global Multi-Strategy Fund (a),(b)	802,712	8,372
Global Real Estate Securities Fund (a)	4,561,646	37,634
High Yield Fund I (a)	1,296,848	14,745
Inflation Protection Fund (a)	586,359	5,447
International Emerging Markets Fund (a)	1,140,960	27,862
International Equity Index Fund (a)	1,909,488	18,866
International Fund I (a)	2,226,655	24,026
LargeCap Growth Fund (a)	3,473,334	31,017
LargeCap Growth Fund I (a)	7,859,064	78,905
LargeCap S&P 500 Index Fund (a)	4,984,430	49,944
LargeCap Value Fund (a)	3,804,962	41,474
LargeCap Value Fund I (a)	6,580,152	77,185
MidCap Growth Fund III (a),(b)	1,772,470	19,267
MidCap Value Fund I (a)	1,427,501	20,185
Overseas Fund (a)	4,211,774	41,949
Preferred Securities Fund (a)	1,202,375	12,661
SmallCap Growth Fund I (a),(b)	1,176,550	13,495
SmallCap Value Fund II (a)	1,355,894	13,817
		$673,381
TOTAL INVESTMENT COMPANIES		$673,381
Total Investments		$673,381
Other Assets in Excess of Liabilities, Net - 0.20%		$1,353
TOTAL NET ASSETS - 100.00%		$674,734

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		51 .17%
International Equity Funds		28 .31%
Fixed Income Funds		17.34%
Specialty Funds		2 .98%
Other Assets in Excess of Liabilities, Net		0 .20%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2035 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,820,777	$16,953	686,038	$7,437	60,723	$657	2,446,092	$23,733
Bond Market Index Fund	542,019	5,646	2,142,229	23,607	51,927	573	2,632,321	28,680
Core Plus Bond Fund I	1,649,285	17,626	728,508	8,213	58,494	657	2,319,299	25,182
Diversified International Fund	2,709,736	22,593	1,510,361	14,178	102,782	971	4,117,315	35,801
Diversified Real Asset Fund	705,612	7,488	292,195	3,414	26,819	314	970,988	10,588
Global Multi-Strategy Fund	760,000	7,600	154,726	1,591	112,014	1,148	802,712	8,060
Global Real Estate Securities Fund	1,041,195	7,703	3,573,500	26,792	53,049	414	4,561,646	34,081
High Yield Fund I	2,988,956	30,310	732,880	7,714	2,424,988	25,953	1,296,848	11,745
Inflation Protection Fund	—	—	599,614	5,283	13,255	119	586,359	5,164
International Emerging Markets Fund	835,126	16,013	333,353	7,885	27,519	653	1,140,960	23,245
International Equity Index Fund	1,312,433	12,982	646,509	6,055	49,454	467	1,909,488	18,570
International Fund I	1,410,907	15,047	870,075	8,912	54,327	562	2,226,655	23,398
LargeCap Growth Fund	3,595,878	23,645	866,514	7,464	989,058	8,740	3,473,334	22,655
LargeCap Growth Fund I	5,914,314	43,300	2,130,998	20,771	186,248	1,842	7,859,064	62,234
LargeCap S&P 500 Index Fund	3,805,336	28,170	1,300,302	12,354	121,208	1,157	4,984,430	39,367
LargeCap Value Fund	2,988,489	24,736	901,337	9,071	84,864	858	3,804,962	32,950
LargeCap Value Fund I	5,087,984	49,373	1,646,889	18,273	154,721	1,722	6,580,152	65,925
MidCap Growth Fund III	1,026,507	7,809	787,561	8,735	41,598	460	1,772,470	16,084
MidCap Value Fund I	810,364	7,979	651,076	8,807	33,939	461	1,427,501	16,325
Overseas Fund	2,943,353	28,574	1,371,410	12,767	102,989	971	4,211,774	40,370
Preferred Securities Fund	1,233,732	11,871	394,488	3,897	425,845	4,313	1,202,375	11,449
Real Estate Securities Fund	955,171	10,067	5,144	95	960,315	18,594	—	—
SmallCap Growth Fund I	1,043,299	7,990	342,294	3,773	209,043	2,312	1,176,550	9,437
SmallCap Value Fund II	1,060,084	8,680	327,825	3,191	32,015	312	1,355,894	11,559

		$412,155		$230,279		$74,230		$576,602

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$785			$—			$—
Bond Market Index Fund		154			—			—
Core Plus Bond Fund I		539			—			—
Diversified International Fund		424			1			—
Diversified Real Asset Fund		95			—			141
Global Multi-Strategy Fund		—			17			—
Global Real Estate Securities Fund		430			—			—
High Yield Fund I		2,662			(326)			351
Inflation Protection Fund		10			—			—
International Emerging Markets Fund		279			—			—
International Equity Index Fund		334			—			5
International Fund I		257			1			—
LargeCap Growth Fund		94			286			—
LargeCap Growth Fund I		87			5			2,063
LargeCap S&P 500 Index Fund		691			—			—
LargeCap Value Fund		429			1			—
LargeCap Value Fund I		926			1			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		72			—			—
Overseas Fund		1,345			—			668
Preferred Securities Fund		790			(6)			44
Real Estate Securities Fund		95			8,432			—
SmallCap Growth Fund I		—			(14)			629
SmallCap Value Fund II		47			—			—
		$10,545			$8,398			$3,901
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2040 Fund October 31, 2012

INVESTMENT COMPANIES - 100.09%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	8,707,486	$96,566
Bond Market Index Fund (a)	8,446,329	95,444
Core Plus Bond Fund I (a)	8,183,610	96,157
Diversified International Fund (a)	21,734,595	214,521
Diversified Real Asset Fund (a)	4,622,107	56,020
Global Multi-Strategy Fund (a),(b)	3,813,798	39,778
Global Real Estate Securities Fund (a)	20,989,517	173,164
High Yield Fund I (a)	6,032,874	68,594
International Emerging Markets Fund (a)	5,858,821	143,072
International Equity Index Fund (a)	10,254,369	101,313
International Fund I (a)	11,974,901	129,209
LargeCap Growth Fund (a)	18,701,848	167,008
LargeCap Growth Fund I (a)	38,740,296	388,953
LargeCap S&P 500 Index Fund (a)	24,188,154	242,365
LargeCap Value Fund (a)	18,810,953	205,039
LargeCap Value Fund I (a)	33,305,304	390,671
MidCap Growth Fund III (a),(b)	8,277,744	89,979
MidCap Value Fund I (a)	6,379,147	90,201
Overseas Fund (a)	21,961,454	218,736
Preferred Securities Fund (a)	5,601,343	58,982
SmallCap Growth Fund I (a),(b)	6,154,842	70,596
SmallCap Value Fund II (a)	6,795,760	69,249
		$3,205,617
TOTAL INVESTMENT COMPANIES		$3,205,617
Total Investments		$3,205,617
Liabilities in Excess of Other Assets, Net - (0.09)%		$(2,733)
TOTAL NET ASSETS - 100.00%		$3,202,884

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		53 .52%
International Equity Funds		30 .60%
Fixed Income Funds		12.98%
Specialty Funds		2 .99%
Liabilities in Excess of Other Assets, Net		(0.09)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,940,236	$73,864	2,011,819	$21,831	244,569	$2,648	8,707,486	$93,047
Bond Market Index Fund	2,481,315	25,358	6,150,439	67,573	185,425	2,056	8,446,329	90,877
Core Plus Bond Fund I	6,544,132	69,484	1,874,907	21,093	235,429	2,650	8,183,610	87,929
Diversified International Fund	17,320,409	238,635	5,080,816	47,239	666,630	6,243	21,734,595	279,628
Diversified Real Asset Fund	3,924,329	40,978	838,990	9,786	141,212	1,650	4,622,107	49,114
Global Multi-Strategy Fund	2,217,000	22,170	1,667,652	17,096	70,854	730	3,813,798	38,536
Global Real Estate Securities Fund	6,680,240	50,522	14,666,850	108,975	357,573	2,811	20,989,517	156,685
High Yield Fund I	15,136,526	152,841	2,254,806	23,388	11,358,458	122,229	6,032,874	56,270
International Emerging Markets Fund	4,803,587	112,446	1,228,256	29,223	173,022	4,059	5,858,821	137,608
International Equity Index Fund	8,527,410	83,445	2,040,346	18,928	313,387	2,932	10,254,369	99,442
International Fund I	10,266,999	133,688	2,069,842	21,102	361,940	3,699	11,974,901	151,091
LargeCap Growth Fund	20,735,039	148,343	1,884,608	16,151	3,917,799	34,840	18,701,848	129,770
LargeCap Growth Fund I	34,554,020	264,718	5,365,007	51,122	1,178,731	11,473	38,740,296	304,375
LargeCap S&P 500 Index Fund	21,987,668	195,652	2,953,159	27,704	752,673	7,114	24,188,154	216,229
LargeCap Value Fund	17,290,228	165,439	2,062,104	20,514	541,379	5,423	18,810,953	180,534
LargeCap Value Fund I	30,484,194	320,300	3,809,386	41,799	988,276	10,889	33,305,304	351,209
MidCap Growth Fund III	6,112,278	53,105	2,407,272	26,998	241,806	2,638	8,277,744	77,464
MidCap Value Fund I	4,928,000	57,134	1,647,644	22,426	196,497	2,638	6,379,147	76,922
Overseas Fund	17,984,302	169,497	4,647,365	42,543	670,213	6,244	21,961,454	205,793
Preferred Securities Fund	7,156,235	71,806	1,007,545	9,910	2,562,437	25,874	5,601,343	55,721
Real Estate Securities Fund	5,137,278	82,520	23,116	425	5,160,394	97,546	—	—
SmallCap Growth Fund I	5,842,106	53,940	908,120	9,721	595,384	6,879	6,154,842	56,628
SmallCap Value Fund II	6,807,685	53,810	678,878	6,572	690,803	6,879	6,795,760	53,968

		$2,639,695		$662,119		$370,144		$2,948,840

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,875			$—			$—
Bond Market Index Fund		682			2			—
Core Plus Bond Fund I		2,080			2			—
Diversified International Fund		2,608			(3)			—
Diversified Real Asset Fund		512			—			762
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		2,242			(1)			—
High Yield Fund I		13,076			2,270			1,725
International Emerging Markets Fund		1,557			(2)			—
International Equity Index Fund		2,094			1			33
International Fund I		1,792			—			—
LargeCap Growth Fund		527			116			—
LargeCap Growth Fund I		495			8			11,732
LargeCap S&P 500 Index Fund		3,873			(13)			—
LargeCap Value Fund		2,414			4			—
LargeCap Value Fund I		5,381			(1)			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		428			—			—
Overseas Fund		7,959			(3)			3,953
Preferred Securities Fund		4,102			(121)			246
Real Estate Securities Fund		426			14,601			—
SmallCap Growth Fund I		—			(154)			3,442
SmallCap Value Fund II		293			465			—
		$55,416			$17,170			$21,893
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2045 Fund October 31, 2012

INVESTMENT COMPANIES - 99.78%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.78%
Bond & Mortgage Securities Fund (a)	680,079	$7,542
Bond Market Index Fund (a)	609,628	6,889
Core Plus Bond Fund I (a)	621,119	7,298
Diversified International Fund (a)	2,454,156	24,223
Diversified Real Asset Fund (a)	407,887	4,944
Global Multi-Strategy Fund (a),(b)	403,915	4,213
Global Real Estate Securities Fund (a)	2,404,812	19,840
High Yield Fund I (a)	789,398	8,975
International Emerging Markets Fund (a)	634,329	15,490
International Equity Index Fund (a)	1,161,459	11,475
International Fund I (a)	1,282,516	13,838
LargeCap Growth Fund (a)	1,957,102	17,477
LargeCap Growth Fund I (a)	4,331,006	43,483
LargeCap S&P 500 Index Fund (a)	2,721,659	27,271
LargeCap Value Fund (a)	2,121,409	23,123
LargeCap Value Fund I (a)	3,662,644	42,963
MidCap Growth Fund III (a),(b)	946,503	10,289
MidCap Value Fund I (a)	764,526	10,810
Overseas Fund (a)	2,485,763	24,758
Preferred Securities Fund (a)	794,683	8,368
SmallCap Growth Fund I (a),(b)	634,445	7,277
SmallCap Value Fund II (a)	730,373	7,443
		$347,989
TOTAL INVESTMENT COMPANIES		$347,989
Total Investments		$347,989
Other Assets in Excess of Liabilities, Net - 0.22%		$775
TOTAL NET ASSETS - 100.00%		$348,764

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		54 .52%
International Equity Funds		31 .44%
Fixed Income Funds		11.19%
Specialty Funds		2 .63%
Other Assets in Excess of Liabilities, Net		0 .22%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2045 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	491,481	$4,744	194,818	$2,110	6,220	$66	680,079	$6,788
Bond Market Index Fund	142,885	1,495	471,689	5,160	4,946	53	609,628	6,602
Core Plus Bond Fund I	446,000	4,807	181,059	2,037	5,940	67	621,119	6,777
Diversified International Fund	1,528,648	13,445	950,927	8,929	25,419	238	2,454,156	22,136
Diversified Real Asset Fund	276,692	2,966	135,731	1,584	4,536	53	407,887	4,497
Global Multi-Strategy Fund	170,000	1,700	236,862	2,430	2,947	30	403,915	4,100
Global Real Estate Securities Fund	703,949	5,230	1,715,348	12,746	14,485	112	2,404,812	17,864
High Yield Fund I	1,110,546	11,059	339,754	3,594	660,902	7,093	789,398	7,537
International Emerging Markets Fund	430,061	8,658	210,844	5,004	6,576	155	634,329	13,507
International Equity Index Fund	708,408	7,310	465,052	4,352	12,001	112	1,161,459	11,550
International Fund I	956,254	9,734	385,336	3,965	59,074	636	1,282,516	13,064
LargeCap Growth Fund	1,863,805	12,495	562,329	4,836	469,032	4,173	1,957,102	13,312
LargeCap Growth Fund I	3,021,429	22,662	1,352,899	13,210	43,322	427	4,331,006	35,445
LargeCap S&P 500 Index Fund	1,936,023	14,732	813,108	7,713	27,472	262	2,721,659	22,183
LargeCap Value Fund	1,560,573	13,055	580,608	5,832	19,772	199	2,121,409	18,688
LargeCap Value Fund I	2,621,871	25,631	1,077,420	11,946	36,647	407	3,662,644	37,170
MidCap Growth Fund III	512,895	4,007	442,806	4,923	9,198	101	946,503	8,829
MidCap Value Fund I	405,791	4,087	366,217	4,960	7,482	102	764,526	8,945
Overseas Fund	1,670,830	16,679	840,361	7,846	25,428	238	2,485,763	24,287
Preferred Securities Fund	552,289	5,390	249,978	2,473	7,584	75	794,683	7,788
Real Estate Securities Fund	391,098	4,250	2,123	39	393,221	7,535	—	—
SmallCap Growth Fund I	520,046	4,084	205,711	2,273	91,312	1,069	634,445	5,316
SmallCap Value Fund II	533,742	4,414	203,815	1,979	7,184	70	730,373	6,323

		$202,634		$119,941		$23,273		$302,708

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$216			$—			$—
Bond Market Index Fund		41			—			—
Core Plus Bond Fund I		148			—			—
Diversified International Fund		244			—			—
Diversified Real Asset Fund		38			—			57
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		249			—			—
High Yield Fund I		1,002			(23)			132
International Emerging Markets Fund		147			—			—
International Equity Index Fund		184			—			3
International Fund I		175			1			—
LargeCap Growth Fund		50			154			—
LargeCap Growth Fund I		45			—			1,071
LargeCap S&P 500 Index Fund		358			—			—
LargeCap Value Fund		228			—			—
LargeCap Value Fund I		485			—			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		37			—			—
Overseas Fund		776			—			385
Preferred Securities Fund		417			—			20
Real Estate Securities Fund		39			3,246			—
SmallCap Growth Fund I		—			28			318
SmallCap Value Fund II		24			—			—
		$4,903			$3,406			$1,986
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2050 Fund October 31, 2012

INVESTMENT COMPANIES - 99.99%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.99%
Bond & Mortgage Securities Fund (a)	1,790,526	$19,856
Bond Market Index Fund (a)	495,747	5,602
Core Plus Bond Fund I (a)	1,686,519	19,817
Diversified International Fund (a)	10,445,527	103,097
Diversified Real Asset Fund (a)	1,543,607	18,709
Global Multi-Strategy Fund (a),(b)	1,604,830	16,738
Global Real Estate Securities Fund (a)	9,739,526	80,351
High Yield Fund I (a)	2,818,184	32,043
International Emerging Markets Fund (a)	2,743,792	67,003
International Equity Index Fund (a)	5,100,215	50,390
International Fund I (a)	5,109,802	55,135
LargeCap Growth Fund (a)	8,855,684	79,081
LargeCap Growth Fund I (a)	17,787,857	178,590
LargeCap S&P 500 Index Fund (a)	11,130,861	111,531
LargeCap Value Fund (a)	8,567,578	93,387
LargeCap Value Fund I (a)	15,279,713	179,231
MidCap Growth Fund III (a),(b)	3,398,757	36,945
MidCap Value Fund I (a)	2,856,778	40,395
Overseas Fund (a)	10,680,841	106,381
Preferred Securities Fund (a)	3,251,893	34,242
SmallCap Growth Fund I (a),(b)	2,763,115	31,693
SmallCap Value Fund II (a)	3,173,755	32,341
		$1,392,558
TOTAL INVESTMENT COMPANIES		$1,392,558
Total Investments		$1,392,558
Other Assets in Excess of Liabilities, Net - 0.01%		$126
TOTAL NET ASSETS - 100.00%		$1,392,684

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		56 .24%
International Equity Funds		33 .20%
Fixed Income Funds		8 .01%
Specialty Funds		2 .54%
Other Assets in Excess of Liabilities, Net		0 .01%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,114,716	$11,902	721,105	$7,828	45,295	$490	1,790,526	$19,240
Bond Market Index Fund	347,944	3,589	161,750	1,783	13,947	153	495,747	5,219
Core Plus Bond Fund I	1,051,286	10,990	678,777	7,655	43,544	491	1,686,519	18,154
Diversified International Fund	7,960,135	107,023	2,807,179	26,267	321,787	2,987	10,445,527	130,303
Diversified Real Asset Fund	1,335,123	13,860	256,730	2,983	48,246	562	1,543,607	16,281
Global Multi-Strategy Fund	970,000	9,700	661,839	6,787	27,009	277	1,604,830	16,210
Global Real Estate Securities Fund	2,358,627	17,651	7,523,988	55,760	143,089	1,126	9,739,526	72,285
High Yield Fund I	5,106,958	52,299	875,253	9,127	3,164,027	34,139	2,818,184	28,199
International Emerging Markets Fund	2,308,135	55,248	518,640	12,345	82,983	1,927	2,743,792	65,665
International Equity Index Fund	4,255,953	42,628	995,356	9,279	151,094	1,402	5,100,215	50,505
International Fund I	4,771,524	59,741	867,255	8,884	528,977	5,639	5,109,802	62,958
LargeCap Growth Fund	9,138,834	63,680	1,065,320	9,175	1,348,470	12,121	8,855,684	60,832
LargeCap Growth Fund I	15,352,684	117,982	2,958,782	28,464	523,609	5,044	17,787,857	141,400
LargeCap S&P 500 Index Fund	9,510,124	84,652	1,949,766	18,428	329,029	3,082	11,130,861	99,994
LargeCap Value Fund	7,637,491	71,968	1,171,037	11,725	240,950	2,389	8,567,578	81,304
LargeCap Value Fund I	13,526,848	141,409	2,198,506	24,277	445,641	4,865	15,279,713	160,822
MidCap Growth Fund III	2,564,496	20,614	938,817	10,627	104,556	1,128	3,398,757	30,113
MidCap Value Fund I	2,151,278	24,255	790,374	10,814	84,874	1,129	2,856,778	33,940
Overseas Fund	8,736,505	82,407	2,266,565	20,852	322,229	2,987	10,680,841	100,270
Preferred Securities Fund	2,778,417	28,640	569,267	5,632	95,791	933	3,251,893	33,339
Real Estate Securities Fund	2,409,912	39,092	12,949	240	2,422,861	46,370	—	—
SmallCap Growth Fund I	2,449,015	22,715	474,615	5,139	160,515	1,828	2,763,115	26,028
SmallCap Value Fund II	2,965,775	23,452	393,683	3,824	185,703	1,829	3,173,755	25,466

		$1,105,497		$297,895		$132,898		$1,278,527

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$528			$—			$—
Bond Market Index Fund		96			—			—
Core Plus Bond Fund I		334			—			—
Diversified International Fund		1,200			—			—
Diversified Real Asset Fund		174			—			259
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		926			—			—
High Yield Fund I		4,401			912			581
International Emerging Markets Fund		749			(1)			—
International Equity Index Fund		1,045			—			16
International Fund I		833			(28)			—
LargeCap Growth Fund		232			98			—
LargeCap Growth Fund I		220			(2)			5,210
LargeCap S&P 500 Index Fund		1,675			(4)			—
LargeCap Value Fund		1,066			—			—
LargeCap Value Fund I		2,387			1			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		187			—			—
Overseas Fund		3,865			(2)			1,919
Preferred Securities Fund		1,834			—			96
Real Estate Securities Fund		240			7,038			—
SmallCap Growth Fund I		—			2			1,443
SmallCap Value Fund II		127			19			—
		$22,119			$8,033			$9,524
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime 2055 Fund October 31, 2012

INVESTMENT COMPANIES - 99.39%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.39%
Bond & Mortgage Securities Fund (a)	76,243	$846
Bond Market Index Fund (a)	21,214	240
Core Plus Bond Fund I (a)	70,859	833
Diversified International Fund (a)	423,495	4,180
Diversified Real Asset Fund (a)	60,139	729
Global Multi-Strategy Fund (a),(b)	70,064	731
Global Real Estate Securities Fund (a)	422,960	3,489
High Yield Fund I (a)	144,413	1,642
International Emerging Markets Fund (a)	119,564	2,920
International Equity Index Fund (a)	227,887	2,251
International Fund I (a)	253,502	2,735
LargeCap Growth Fund (a)	357,875	3,196
LargeCap Growth Fund I (a)	782,474	7,856
LargeCap S&P 500 Index Fund (a)	493,270	4,943
LargeCap Value Fund (a)	372,286	4,058
LargeCap Value Fund I (a)	666,702	7,820
MidCap Growth Fund III (a),(b)	161,035	1,750
MidCap Value Fund I (a)	130,435	1,844
Overseas Fund (a)	476,267	4,744
Preferred Securities Fund (a)	133,956	1,411
SmallCap Growth Fund I (a),(b)	113,294	1,299
SmallCap Value Fund II (a)	126,933	1,293
		$60,810
TOTAL INVESTMENT COMPANIES		$60,810
Total Investments		$60,810
Other Assets in Excess of Liabilities, Net - 0.61%		$376
TOTAL NET ASSETS - 100.00%		$61,186

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		55 .68%
International Equity Funds		33 .20%
Fixed Income Funds		8 .12%
Specialty Funds		2 .39%
Other Assets in Excess of Liabilities, Net		0 .61%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2055 Fund
October 31, 2012

	October 31,	October 31,							October 31,	October 31,
Affiliated Securities	2011	2011		Purchases	Purchases	Sales	Sales		2012	2012
	Shares	Cost		Shares	Cost	Shares	Proceeds		Shares	Cost
Bond & Mortgage Securities Fund	30,942	$281		51,158	$558	5,857		$67	76,243	$772
Bond Market Index Fund	7,001	72		15,899	176	1,686		20	21,214	228
Core Plus Bond Fund I	28,230	300		48,181	545	5,552		63	70,859	782
Diversified International Fund	243,915	2,263		223,109	2,107	43,529		405	423,495	3,965
Diversified Real Asset Fund	32,918	350		33,492	393	6,271		73	60,139	670
Global Multi-Strategy Fund	23,500	235		51,540	529	4,976		51	70,064	713
Global Real Estate Securities Fund	145,790	1,072		303,229	2,264	26,059		202	422,960	3,134
High Yield Fund I	128,953	1,271		71,174	759	55,714		601	144,413	1,431
International Emerging Markets Fund	72,816	1,591		58,113	1,385	11,365		266	119,564	2,710
International Equity Index Fund	140,638	1,426		107,886	1,019	20,637		192	227,887	2,253
International Fund I	177,556	1,863		111,357	1,151	35,411		370	253,502	2,644
LargeCap Growth Fund	283,271	1,948		164,745	1,421	90,141		778	357,875	2,595
LargeCap Growth Fund I	467,792	3,640		386,813	3,804	72,131		705	782,474	6,740
LargeCap S&P 500 Index Fund	303,628	2,373		234,472	2,231	44,830		424	493,270	4,180
LargeCap Value Fund	234,951	2,002		170,128	1,716	32,793		328	372,286	3,390
LargeCap Value Fund I	410,928	4,084		316,670	3,527	60,896		672	666,702	6,939
MidCap Growth Fund III	73,585	593		102,978	1,134	15,528		168	161,035	1,559
MidCap Value Fund I	58,539	605		84,514	1,140	12,618		170	130,435	1,575
Overseas Fund	279,001	2,887		240,834	2,265	43,568		405	476,267	4,747
Preferred Securities Fund	80,952	800		64,486	640	11,482		113	133,956	1,327
Real Estate Securities Fund	42,513	425		210	4	42,723		811	—	—
SmallCap Growth Fund I	75,591	607		56,426	630	18,723		213	113,294	1,025
SmallCap Value Fund II	78,563	653		60,198	587	11,828		114	126,933	1,126

		$31,341			$29,985			$7,211		$54,505

					Realized Gain/Loss			Realized Gain from
		Income			on Investments			Capital Gain Distributions
Bond & Mortgage Securities Fund			$18			$—	$			—
Bond Market Index Fund			2			—				—
Core Plus Bond Fund I			9			—				—
Diversified International Fund			40			—				—
Diversified Real Asset Fund			5			—				7
Global Multi-Strategy Fund			—			—				—
Global Real Estate Securities Fund			48			—				—
High Yield Fund I			117			2				15
International Emerging Markets Fund			25			—				—
International Equity Index Fund			37			—				1
International Fund I			33			—				—
LargeCap Growth Fund			8			4				—
LargeCap Growth Fund I			7			1				169
LargeCap S&P 500 Index Fund			57			—				—
LargeCap Value Fund			35			—				—
LargeCap Value Fund I			77			—				—
MidCap Growth Fund III			—			—				—
MidCap Value Fund I			5			—				—
Overseas Fund			132			—				66
Preferred Securities Fund			67			—				3
Real Estate Securities Fund			4			382				—
SmallCap Growth Fund I			—			1				47
SmallCap Value Fund II			4			—				—
			$730			$390	$			308
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments Principal LifeTime Strategic Income Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	10,246,674	$113,636
Bond Market Index Fund (a)	8,811,876	99,574
Core Plus Bond Fund I (a)	9,689,788	113,855
Diversified International Fund (a)	1,487,814	14,685
Diversified Real Asset Fund (a)	3,024,678	36,659
Equity Income Fund (a)	2,564,909	49,990
Global Diversified Income Fund (a)	3,700,581	52,178
Global Multi-Strategy Fund (a),(b)	1,187,499	12,386
High Yield Fund I (a)	2,407,717	27,376
Inflation Protection Fund (a)	6,448,410	59,906
International Emerging Markets Fund (a)	212,847	5,198
International Equity Index Fund (a)	343,135	3,390
International Fund I (a)	460,107	4,964
LargeCap Growth Fund I (a)	2,397,158	24,067
LargeCap S&P 500 Index Fund (a)	1,616,679	16,199
MidCap Blend Fund (a)	1,143,016	17,911
Overseas Fund (a)	1,524,758	15,186
Short-Term Income Fund (a)	8,666,996	106,431
SmallCap Growth Fund I (a),(b)	353,618	4,056
SmallCap Value Fund II (a)	406,941	4,147
		$781,794
TOTAL INVESTMENT COMPANIES		$781,794
Total Investments		$781,794
Liabilities in Excess of Other Assets, Net - (0.08)%		$(591)
TOTAL NET ASSETS - 100.00%		$781,203

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		66 .67%
Domestic Equity Funds		14 .89%
Specialty Funds		12 .96%
International Equity Funds		5 .56%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	10,396,951	$112,252	1,967,150	$21,292	2,117,427	$22,856	10,246,674	$110,683
Bond Market Index Fund	2,977,137	30,435	6,776,788	74,436	942,049	10,414	8,811,876	94,467
Core Plus Bond Fund I	9,485,243	100,543	1,829,891	20,491	1,625,346	18,355	9,689,788	102,807
Diversified International Fund	798,335	11,855	832,702	7,943	143,223	1,347	1,487,814	18,451
Diversified Real Asset Fund	2,766,353	28,899	593,068	6,892	334,743	3,903	3,024,678	31,886
Equity Income Fund	—	—	2,743,965	52,098	179,056	3,389	2,564,909	48,711
Global Diversified Income Fund	3,306,253	35,076	730,499	9,755	336,171	4,512	3,700,581	40,321
Global Multi-Strategy Fund	2,130,000	21,300	116,353	1,194	1,058,854	10,854	1,187,499	11,884
High Yield Fund I	1,573,727	14,737	1,077,238	11,440	243,248	2,615	2,407,717	23,563
Inflation Protection Fund	12,335,264	110,868	1,235,687	10,976	7,122,541	63,385	6,448,410	55,861
International Emerging Markets Fund	117,961	2,748	119,643	2,938	24,757	586	212,847	5,100
International Equity Index Fund	310,029	2,975	79,034	737	45,928	430	343,135	3,282
International Fund I	423,953	6,450	89,402	913	53,248	547	460,107	6,816
LargeCap Growth Fund	1,350,234	9,066	50,243	399	1,400,477	12,178	—	—
LargeCap Growth Fund I	2,173,978	17,322	466,318	4,462	243,138	2,410	2,397,158	19,392
LargeCap S&P 500 Index Fund	1,044,621	10,585	735,416	7,098	163,358	1,561	1,616,679	16,129
LargeCap Value Fund	949,805	9,640	53,572	498	1,003,377	10,320	—	—
LargeCap Value Fund I	1,595,317	15,180	98,400	1,012	1,693,717	19,270	—	—
MidCap Blend Fund	—	—	1,222,534	18,042	79,518	1,184	1,143,016	16,864
MidCap Growth Fund III	389,031	3,031	11,759	122	400,790	4,353	—	—
MidCap Value Fund I	314,294	3,136	11,963	149	326,257	4,333	—	—
Overseas Fund	978,623	9,013	689,961	6,469	143,826	1,346	1,524,758	14,135
Preferred Securities Fund	1,113,857	12,373	83,252	792	1,197,109	11,987	—	—
Short-Term Income Fund	7,328,440	87,888	2,259,776	27,265	921,220	11,120	8,666,996	104,033
SmallCap Growth Fund I	517,876	4,124	84,525	904	248,783	2,890	353,618	2,842
SmallCap Value Fund II	532,453	4,118	64,461	622	189,973	1,890	406,941	3,166

		$663,614		$288,939		$228,035		$730,393

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$3,820			$(5)			$—
Bond Market Index Fund		818			10			—
Core Plus Bond Fund I		3,013			128			—
Diversified International Fund		120			—			—
Diversified Real Asset Fund		361			(2)			538
Equity Income Fund		860			2			—
Global Diversified Income Fund		2,685			2			140
Global Multi-Strategy Fund		—			244			—
High Yield Fund I		1,358			1			179
Inflation Protection Fund		273			(2,598)			—
International Emerging Markets Fund		39			—			—
International Equity Index Fund		76			—			1
International Fund I		74			—			—
LargeCap Growth Fund		34			2,713			—
LargeCap Growth Fund I		31			18			739
LargeCap S&P 500 Index Fund		185			7			—
LargeCap Value Fund		133			182			—
LargeCap Value Fund I		282			3,078			—
MidCap Blend Fund		—			6			—
MidCap Growth Fund III		—			1,200			—
MidCap Value Fund I		27			1,048			—
Overseas Fund		432			(1)			215
Preferred Securities Fund		254			(1,178)			39
Short-Term Income Fund		1,989			—			—
SmallCap Growth Fund I		—			704			304
SmallCap Value Fund II		23			316			—
		$16,887			$5,875			$2,155
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Real Estate Securities Fund
October 31, 2012

COMMON STOCKS - 99.81%	Shares Held	Value(000	's)	REPURCHASE AGREEMENTS	Maturity
Commercial Services - 0.63%				(continued)	Amount (000's)	Value	(000	's)
Corrections Corp of America	276,237	$9,295		Banks (continued)
				Investment in Joint Trading Account; JP	$825		$825
Real Estate - 1.40%				Morgan Repurchase Agreement; 0.25%
CBRE Group Inc (a)	438,464	7,901		dated 10/31/2012 maturing 11/01/2012
Jones Lang LaSalle Inc	162,786	12,655		(collateralized by US Government
				Securities; $841,193; 3.50% - 11.25%;
		$20,556		dated 02/15/15 - 11/15/39)
REITS- 97.78%				Investment in Joint Trading Account; Merrill	1,011		1,011
Apartment Investment & Management Co	1,595,941	42,596		Lynch Repurchase Agreement; 0.23%
AvalonBay Communities Inc	472,396	64,038		dated 10/31/2012 maturing 11/01/2012
Boston Properties Inc	801,077	85,155		(collateralized by US Government
Camden Property Trust	768,925	50,465		Securities; $1,031,141; 0.00% - 9.38%;
Campus Crest Communities Inc	469,589	5,208		dated 01/15/13 - 07/15/32)
Colonial Properties Trust	1,171,458	25,339					$3,564
CubeSmart	1,327,016	17,410		TOTAL REPURCHASE AGREEMENTS			$3,564
CYS Investments Inc	961,275	12,900		Total Investments			$1,469,306
DDR Corp	2,237,113	34,362		Liabilities in Excess of Other Assets, Net - (0.05)%			$(723)
Digital Realty Trust Inc	471,075	28,938		TOTAL NET ASSETS - 100.00%			$1,468,583
Douglas Emmett Inc	807,183	18,928
DuPont Fabros Technology Inc	577,416	12,391
Entertainment Properties Trust	677,778	30,127		(a) Non-Income Producing Security
Equity One Inc	655,324	13,696
Equity Residential	1,500,901	86,167
Essex Property Trust Inc	182,292	27,344		Portfolio Summary (unaudited)
Extra Space Storage Inc	780,028	26,903		Sector			Percent
Federal Realty Investment Trust	296,411	31,962
First Industrial Realty Trust Inc (a)	2,666,015	35,591		Financial			99 .42%
General Growth Properties Inc	1,162,222	22,849		Consumer, Non-cyclical			0 .63%
Glimcher Realty Trust	2,283,480	24,365		Liabilities in Excess of Other Assets, Net			(0.05)%
HCP Inc	855,584	37,902		TOTAL NET ASSETS			100.00%
Health Care REIT Inc	636,826	37,847
Hersha Hospitality Trust	1,920,866	8,778
Highwoods Properties Inc	206,223	6,651
Host Hotels & Resorts Inc	3,486,420	50,414
LaSalle Hotel Properties	561,955	13,453
Pennsylvania Real Estate Investment Trust	437,474	7,231
Prologis Inc	1,904,058	65,290
Public Storage	391,895	54,328
Ramco-Gershenson Properties Trust	1,481,142	19,196
Retail Properties of America Inc	1,393,903	17,061
Saul Centers Inc	391,210	16,928
Senior Housing Properties Trust	1,009,225	22,183
Simon Property Group Inc	1,372,432	208,898
SL Green Realty Corp	780,881	58,800
Strategic Hotels & Resorts Inc (a)	3,037,120	16,674
Sunstone Hotel Investors Inc (a)	1,187,600	11,734
Taubman Centers Inc	506,124	39,756
Ventas Inc	727,558	46,033
		$1,435,891
TOTAL COMMON STOCKS		$1,465,742
	Maturity
REPURCHASE AGREEMENTS - 0.24%	Amount (000's)	Value(000	's)

Banks- 0.24%
Investment in Joint Trading Account; Credit	$1,178	$1,178
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $1,201,704; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	550	550
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $560,795; 0.28% - 2.50%; dated
11/04/13 - 10/17/19)

See accompanying notes

Schedule of Investments SAM Balanced Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.98%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.98%
Bond & Mortgage Securities Fund (a)	4,496,066	$49,861
Diversified International Fund (a)	34,724,374	342,730
Equity Income Fund (a)	26,785,326	522,046
Global Diversified Income Fund (a)	4,154,046	58,572
Global Multi-Strategy Fund (a),(b)	8,978,826	93,649
Global Real Estate Securities Fund (a)	5,298,920	43,716
Government & High Quality Bond Fund (a)	35,442,546	402,982
High Yield Fund (a)	10,526,564	82,107
Income Fund (a)	55,576,028	555,760
Inflation Protection Fund (a)	2,115,841	19,656
International Emerging Markets Fund (a)	2,115,339	51,657
LargeCap Blend Fund II (a)	10,657,803	114,358
LargeCap Growth Fund (a)	29,729,457	265,484
LargeCap Growth Fund II (a)	12,995,988	110,856
LargeCap Value Fund (a)	14,613,046	159,282
LargeCap Value Fund III (a)	11,242,697	124,457
MidCap Blend Fund (a)	7,924,782	124,181
MidCap Growth Fund III (a),(b)	2,579,429	28,038
Preferred Securities Fund (a)	5,939,383	62,542
Principal Capital Appreciation Fund (a)	6,146,496	260,243
Short-Term Income Fund (a)	10,471,345	128,588
SmallCap Growth Fund I (a),(b)	10,115,023	116,019
SmallCap Value Fund II (a)	5,576,197	56,822
Small-MidCap Dividend Income Fund (a)	7,049,021	74,720
		$3,848,326
TOTAL INVESTMENT COMPANIES		$3,848,326
Total Investments		$3,848,326
Other Assets in Excess of Liabilities, Net - 0.02%		$826
TOTAL NET ASSETS - 100.00%		$3,849,152

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		50 .83%
Fixed Income Funds		33 .82%
International Equity Funds		11 .38%
Specialty Funds		3 .95%
Other Assets in Excess of Liabilities, Net		0 .02%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,496,066	$49,408	—	$—	4,496,066	$49,408
Diversified International Fund	29,227,178	282,138	6,033,054	55,745	535,858	4,906	34,724,374	331,439
Equity Income Fund	33,170,886	518,833	880,051	16,526	7,265,611	137,476	26,785,326	410,052
Global Diversified Income Fund	4,902,191	65,067	279,186	3,699	1,027,331	13,587	4,154,046	55,042
Global Multi-Strategy Fund	2,185,071	21,851	6,793,755	68,963	—	—	8,978,826	90,814
Global Real Estate Securities Fund	2,849,025	20,909	2,622,210	19,621	172,315	1,398	5,298,920	39,152
Government & High Quality Bond	37,488,263	397,468	1,522,696	17,243	3,568,413	40,377	35,442,546	374,663
Fund
High Yield Fund	12,579,714	89,606	1,354,979	10,152	3,408,129	25,880	10,526,564	73,897
Income Fund	44,651,631	402,716	11,282,291	109,601	357,894	3,544	55,576,028	508,774
Inflation Protection Fund	2,297,944	18,562	884,079	8,008	1,066,182	9,316	2,115,841	17,922
International Emerging Markets Fund	3,017,800	67,387	75,985	1,704	978,446	22,413	2,115,339	43,748
LargeCap Blend Fund II	9,065,014	85,204	1,630,348	16,544	37,559	409	10,657,803	101,340
LargeCap Growth Fund	22,701,316	121,953	7,217,456	61,828	189,315	1,580	29,729,457	182,340
LargeCap Growth Fund II	11,129,182	68,010	2,067,726	16,171	200,920	1,666	12,995,988	82,428
LargeCap Value Fund	8,955,887	89,777	5,657,159	57,447	—	—	14,613,046	147,224
LargeCap Value Fund III	11,406,558	98,208	274,499	2,655	438,360	4,666	11,242,697	96,533
MidCap Blend Fund	6,388,850	55,846	1,548,842	22,048	12,910	204	7,924,782	77,691
MidCap Growth Fund III	2,159,516	22,010	1,454,746	15,451	1,034,833	11,091	2,579,429	26,714
Preferred Securities Fund	7,838,470	60,843	513,648	5,037	2,412,735	23,883	5,939,383	43,093
Principal Capital Appreciation Fund	6,109,647	197,730	220,127	8,468	183,278	7,382	6,146,496	198,918
Real Estate Securities Fund	843,514	8,931	38,886	702	882,400	16,918	—	—
Short-Term Income Fund	5,144,911	59,893	5,326,434	64,334	—	—	10,471,345	124,227
SmallCap Growth Fund I	7,924,527	80,956	2,572,369	27,964	381,873	4,389	10,115,023	104,645
SmallCap Value Fund II	4,192,224	41,604	1,864,068	18,180	480,095	4,595	5,576,197	54,865
Small-MidCap Dividend Income Fund	5,795,349	57,205	1,333,042	13,624	79,370	831	7,049,021	69,996

		$2,932,707		$691,123		$336,511		$3,304,925

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$428			$—			$—
Diversified International Fund		4,281			(1,538)			—
Equity Income Fund		16,526			12,169			—
Global Diversified Income Fund		3,449			(137)			203
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		676			20			—
Government & High Quality Bond Fund		15,620			329			—
High Yield Fund		7,260			19			2,806
Income Fund		23,483			1			—
Inflation Protection Fund		55			668			—
International Emerging Markets Fund		960			(2,930)			—
LargeCap Blend Fund II		1,108			1			—
LargeCap Growth Fund		569			139			—
LargeCap Growth Fund II		537			(87)			7,790
LargeCap Value Fund		1,249			—			—
LargeCap Value Fund III		2,058			336			—
MidCap Blend Fund		1,295			1			4,442
MidCap Growth Fund III		—			344			—
Preferred Securities Fund		4,198			1,096			265
Principal Capital Appreciation Fund		3,418			102			2,091
Real Estate Securities Fund		87			7,285			—
Short-Term Income Fund		1,851			—			—
SmallCap Growth Fund I		—			114			4,636
SmallCap Value Fund II		172			(324)			—
Small-MidCap Dividend Income Fund		2,343			(2)			—
		$91,623			$17,606			$22,233
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments SAM Conservative Balanced Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.88%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.88%
Bond & Mortgage Securities Fund (a)	4,820,229	$53,456
Diversified International Fund (a)	7,346,054	72,506
Equity Income Fund (a)	4,791,382	93,384
Global Diversified Income Fund (a)	2,043,294	28,810
Global Multi-Strategy Fund (a),(b)	1,911,011	19,932
Global Real Estate Securities Fund (a)	1,208,324	9,969
Government & High Quality Bond Fund (a)	16,732,797	190,252
High Yield Fund (a)	4,086,307	31,873
Income Fund (a)	28,420,895	284,209
Inflation Protection Fund (a)	2,330,842	21,653
International Emerging Markets Fund (a)	433,498	10,586
LargeCap Blend Fund II (a)	2,518,255	27,021
LargeCap Growth Fund (a)	5,791,788	51,721
LargeCap Growth Fund II (a)	2,976,012	25,385
LargeCap Value Fund (a)	3,859,866	42,073
LargeCap Value Fund III (a)	2,256,685	24,981
MidCap Blend Fund (a)	1,663,581	26,068
MidCap Growth Fund III (a),(b)	568,966	6,185
Preferred Securities Fund (a)	2,507,522	26,404
Principal Capital Appreciation Fund (a)	1,404,434	59,464
Short-Term Income Fund (a)	5,645,494	69,327
SmallCap Growth Fund I (a),(b)	2,171,918	24,912
SmallCap Value Fund II (a)	1,231,406	12,548
Small-MidCap Dividend Income Fund (a)	1,596,595	16,924
		$1,229,643
TOTAL INVESTMENT COMPANIES		$1,229,643
Total Investments		$1,229,643
Other Assets in Excess of Liabilities, Net - 0.12%		$1,502
TOTAL NET ASSETS - 100.00%		$1,231,145

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		55 .00%
Domestic Equity Funds		33 .36%
International Equity Funds		7 .56%
Specialty Funds		3 .96%
Other Assets in Excess of Liabilities, Net		0 .12%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,820,229	$52,957	—	$—	4,820,229	$52,957
Diversified International Fund	5,429,356	50,860	1,977,507	18,452	60,809	558	7,346,054	68,559
Equity Income Fund	5,193,810	80,881	359,172	6,845	761,600	14,486	4,791,382	73,960
Global Diversified Income Fund	2,035,259	27,149	201,017	2,720	192,982	2,552	2,043,294	27,261
Global Multi-Strategy Fund	548,198	5,482	1,362,813	13,872	—	—	1,911,011	19,354
Global Real Estate Securities Fund	585,133	4,248	667,616	5,100	44,425	362	1,208,324	8,993
Government & High Quality Bond	16,356,499	175,323	955,820	10,831	579,522	6,560	16,732,797	179,600
Fund
High Yield Fund	4,577,749	32,870	529,868	3,975	1,021,310	7,719	4,086,307	28,907
Income Fund	19,735,511	181,002	8,826,815	85,528	141,431	1,401	28,420,895	265,127
Inflation Protection Fund	1,426,174	11,569	1,027,170	9,327	122,502	1,070	2,330,842	19,886
International Emerging Markets Fund	481,842	8,882	48,438	1,159	96,782	2,218	433,498	7,566
LargeCap Blend Fund II	2,641,135	24,870	34,404	320	157,284	1,641	2,518,255	23,593
LargeCap Growth Fund	4,322,098	23,823	1,623,626	13,943	153,936	1,348	5,791,788	36,456
LargeCap Growth Fund II	2,087,544	14,174	1,200,580	9,553	312,112	2,686	2,976,012	20,996
LargeCap Value Fund	2,522,448	25,050	1,535,255	15,368	197,837	2,104	3,859,866	38,375
LargeCap Value Fund III	2,385,873	20,968	174,242	1,806	303,430	3,071	2,256,685	19,720
MidCap Blend Fund	1,092,414	11,328	593,678	8,449	22,511	345	1,663,581	19,444
MidCap Growth Fund III	625,207	6,236	358,294	3,831	414,535	4,467	568,966	5,833
Preferred Securities Fund	3,347,387	28,008	439,142	4,256	1,279,007	12,641	2,507,522	20,057
Principal Capital Appreciation Fund	1,370,993	45,353	85,383	3,373	51,942	2,128	1,404,434	46,646
Real Estate Securities Fund	154,377	1,365	844	16	155,221	2,977	—	—
Short-Term Income Fund	3,966,658	46,403	1,754,554	21,277	75,718	902	5,645,494	66,765
SmallCap Growth Fund I	945,751	9,707	1,266,067	13,949	39,900	461	2,171,918	23,169
SmallCap Value Fund II	720,453	7,199	559,516	5,427	48,563	491	1,231,406	12,125
Small-MidCap Dividend Income Fund	1,180,355	11,647	417,905	4,240	1,665	18	1,596,595	15,870

		$854,397		$316,574		$72,206		$1,101,219

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$458			$—			$—
Diversified International Fund		799			(195)			—
Equity Income Fund		2,717			720			—
Global Diversified Income Fund		1,534			(56)			85
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		142			7			—
Government & High Quality Bond Fund		7,123			6			—
High Yield Fund		2,715			(219)			1,026
Income Fund		11,381			(2)			—
Inflation Protection Fund		51			60			—
International Emerging Markets Fund		154			(257)			—
LargeCap Blend Fund II		320			44			—
LargeCap Growth Fund		108			38			—
LargeCap Growth Fund II		123			(45)			1,763
LargeCap Value Fund		367			61			—
LargeCap Value Fund III		429			17			—
MidCap Blend Fund		243			12			831
MidCap Growth Fund III		—			233			—
Preferred Securities Fund		1,830			434			117
Principal Capital Appreciation Fund		770			48			470
Real Estate Securities Fund		16			1,596			—
Short-Term Income Fund		1,108			(13)			—
SmallCap Growth Fund I		—			(26)			594
SmallCap Value Fund II		31			(10)			—
Small-MidCap Dividend Income Fund		506			1			—
		$32,925			$2,454			$4,886
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments SAM Conservative Growth Portfolio October 31, 2012

INVESTMENT COMPANIES - 100.13%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.13%
Diversified International Fund (a)	30,911,847	$305,100
Diversified Real Asset Fund (a)	3,783,719	45,859
Equity Income Fund (a)	21,791,722	424,721
Global Multi-Strategy Fund (a),(b)	6,634,050	69,193
Global Real Estate Securities Fund (a)	4,375,626	36,099
Government & High Quality Bond Fund (a)	9,510,616	108,136
High Yield Fund (a)	2,733,432	21,321
Income Fund (a)	18,152,282	181,523
International Emerging Markets Fund (a)	1,818,968	44,419
LargeCap Blend Fund II (a)	9,482,116	101,743
LargeCap Growth Fund (a)	27,140,015	242,360
LargeCap Growth Fund II (a)	11,806,292	100,708
LargeCap Value Fund (a)	13,336,114	145,363
LargeCap Value Fund III (a)	9,397,314	104,028
MidCap Blend Fund (a)	6,962,278	109,099
MidCap Growth Fund III (a),(b)	2,321,666	25,236
Preferred Securities Fund (a)	1,818,321	19,147
Principal Capital Appreciation Fund (a)	5,211,572	220,658
Short-Term Income Fund (a)	2,898,539	35,594
SmallCap Growth Fund I (a),(b)	8,915,014	102,255
SmallCap Value Fund II (a)	4,912,084	50,054
Small-MidCap Dividend Income Fund (a)	6,320,544	66,998
		$2,559,614
TOTAL INVESTMENT COMPANIES		$2,559,614
Total Investments		$2,559,614
Liabilities in Excess of Other Assets, Net - (0.13)%		$(3,382)
TOTAL NET ASSETS - 100.00%		$2,556,232

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		66 .24%
International Equity Funds		15 .09%
Fixed Income Funds		14.30%
Specialty Funds		4 .50%
Liabilities in Excess of Other Assets, Net		(0.13)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	26,569,216	$267,706	5,083,204	$46,825	740,573	$6,826	30,911,847	$305,420
Diversified Real Asset Fund	3,883,434	43,175	175,473	1,977	275,188	3,185	3,783,719	42,035
Equity Income Fund	27,829,097	435,596	728,184	13,671	6,765,559	127,818	21,791,722	332,765
Global Multi-Strategy Fund	1,775,733	17,757	4,858,317	49,377	—	—	6,634,050	67,134
Global Real Estate Securities Fund	3,877,496	28,629	727,062	5,506	228,932	1,855	4,375,626	32,307
Government & High Quality Bond	10,644,953	111,663	454,426	5,144	1,588,763	17,960	9,510,616	99,575
Fund
High Yield Fund	5,750,858	40,426	570,963	4,273	3,588,389	27,237	2,733,432	18,078
Income Fund	12,597,936	112,393	5,653,571	55,097	99,225	956	18,152,282	166,528
Inflation Protection Fund	30,767	251	—	—	30,767	269	—	—
International Emerging Markets Fund	2,448,404	60,327	52,135	1,166	681,571	15,736	1,818,968	43,811
LargeCap Blend Fund II	7,912,673	74,089	1,650,768	16,831	81,325	887	9,482,116	90,073
LargeCap Growth Fund	16,888,709	92,955	10,803,110	92,792	551,804	4,913	27,140,015	180,911
LargeCap Growth Fund II	10,179,132	66,374	2,200,593	17,319	573,433	4,940	11,806,292	78,822
LargeCap Value Fund	11,032,715	111,259	2,303,399	23,269	—	—	13,336,114	134,528
LargeCap Value Fund III	12,979,076	118,430	249,889	2,410	3,831,651	38,928	9,397,314	83,242
MidCap Blend Fund	5,659,309	47,663	1,477,527	21,121	174,558	2,650	6,962,278	66,197
MidCap Growth Fund III	2,083,603	20,693	1,626,450	17,268	1,388,387	14,885	2,321,666	24,086
Preferred Securities Fund	1,698,843	12,384	158,049	1,562	38,571	382	1,818,321	13,562
Principal Capital Appreciation Fund	5,534,721	177,916	142,167	5,331	465,316	19,092	5,211,572	165,087
Real Estate Securities Fund	8,469	139	26,027	475	34,496	661	—	—
Short-Term Income Fund	1,109,426	12,828	2,027,319	24,501	238,206	2,900	2,898,539	34,448
SmallCap Growth Fund I	8,256,115	84,798	1,566,898	16,770	907,999	10,222	8,915,014	91,565
SmallCap Value Fund II	4,276,174	42,192	1,267,433	12,325	631,523	5,924	4,912,084	48,081
Small-MidCap Dividend Income Fund	5,747,268	56,940	831,097	8,448	257,821	2,718	6,320,544	62,723

		$2,036,583		$443,458		$310,944		$2,180,978

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$3,871			$(2,285)			$—
Diversified Real Asset Fund		483			68			721
Equity Income Fund		13,671			11,316			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		742			27			—
Government & High Quality Bond Fund		4,269			728			—
High Yield Fund		2,757			616			1,238
Income Fund		7,068			(6)			—
Inflation Protection Fund		—			18			—
International Emerging Markets Fund		782			(1,946)			—
LargeCap Blend Fund II		961			40			—
LargeCap Growth Fund		424			77			—
LargeCap Growth Fund II		486			69			7,064
LargeCap Value Fund		1,522			—			—
LargeCap Value Fund III		2,275			1,330			—
MidCap Blend Fund		1,141			63			3,917
MidCap Growth Fund III		—			1,010			—
Preferred Securities Fund		1,066			(2)			58
Principal Capital Appreciation Fund		3,078			932			1,879
Real Estate Securities Fund		3			47			—
Short-Term Income Fund		495			19			—
SmallCap Growth Fund I		—			219			4,711
SmallCap Value Fund II		170			(512)			—
Small-MidCap Dividend Income Fund		2,255			53			—
		$47,519			$11,881			$19,588
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments SAM Flexible Income Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.75%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.75%
Bond & Mortgage Securities Fund (a)	4,895,763	$54,294
Diversified International Fund (a)	4,181,160	41,268
Equity Income Fund (a)	4,931,371	96,112
Global Diversified Income Fund (a)	4,804,081	67,738
Global Real Estate Securities Fund (a)	2,367,693	19,533
Government & High Quality Bond Fund (a)	24,527,261	278,875
High Yield Fund (a)	6,836,705	53,326
Income Fund (a)	45,668,270	456,683
International Emerging Markets Fund (a)	234,348	5,723
LargeCap Blend Fund II (a)	2,248,440	24,126
LargeCap Growth Fund (a)	6,092,044	54,402
LargeCap Growth Fund II (a)	2,806,342	23,938
LargeCap Value Fund (a)	2,784,531	30,351
LargeCap Value Fund III (a)	2,035,477	22,533
Preferred Securities Fund (a)	7,129,495	75,074
Principal Capital Appreciation Fund (a)	673,227	28,504
Short-Term Income Fund (a)	9,017,047	110,729
SmallCap Growth Fund I (a),(b)	1,144,767	13,131
Small-MidCap Dividend Income Fund (a)	3,716,855	39,399
		$1,495,739
TOTAL INVESTMENT COMPANIES		$1,495,739
Total Investments		$1,495,739
Other Assets in Excess of Liabilities, Net - 0.25%		$3,805
TOTAL NET ASSETS - 100.00%		$1,499,544

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		68 .62%
Domestic Equity Funds		22 .18%
Specialty Funds		4 .52%
International Equity Funds		4 .43%
Other Assets in Excess of Liabilities, Net		0 .25%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,895,763	$53,792	—	$—	4,895,763	$53,792
Diversified International Fund	3,071,775	28,734	1,109,385	10,502	—	—	4,181,160	39,236
Equity Income Fund	4,845,815	73,506	381,699	7,274	296,143	5,582	4,931,371	75,649
Global Diversified Income Fund	4,851,856	64,740	292,662	3,883	340,437	4,501	4,804,081	64,016
Global Real Estate Securities Fund	1,964,953	14,425	415,657	3,237	12,917	90	2,367,693	17,560
Government & High Quality Bond	23,668,688	254,283	2,117,603	24,045	1,259,030	14,246	24,527,261	264,858
Fund
High Yield Fund	6,148,392	42,257	1,212,335	9,218	524,022	3,959	6,836,705	47,516
Income Fund	29,103,290	265,333	16,628,033	161,537	63,053	626	45,668,270	426,243
International Emerging Markets Fund	346,135	7,691	168,232	3,874	280,019	6,403	234,348	3,981
LargeCap Blend Fund II	2,035,267	19,228	369,659	3,447	156,486	1,599	2,248,440	21,103
LargeCap Growth Fund	1,641,546	8,948	4,450,498	37,831	—	—	6,092,044	46,779
LargeCap Growth Fund II	2,416,684	16,376	586,417	4,572	196,759	1,649	2,806,342	19,265
LargeCap Value Fund	2,235,847	22,004	554,833	5,638	6,149	66	2,784,531	27,577
LargeCap Value Fund III	2,129,703	17,096	39,589	380	133,815	1,338	2,035,477	16,177
MidCap Blend Fund	1,114,712	9,887	76,104	995	1,190,816	17,484	—	—
Preferred Securities Fund	6,360,048	51,434	980,890	9,548	211,443	2,091	7,129,495	58,880
Principal Capital Appreciation Fund	534,895	17,234	138,332	5,595	—	—	673,227	22,829
Real Estate Securities Fund	559,098	6,840	3,054	57	562,152	10,782	—	—
Short-Term Income Fund	7,609,360	89,085	1,471,378	17,770	63,691	765	9,017,047	106,109
SmallCap Growth Fund I	504,011	5,351	640,756	6,930	—	—	1,144,767	12,281
Small-MidCap Dividend Income Fund	3,033,707	29,911	685,010	6,952	1,862	20	3,716,855	36,844

		$1,044,363		$377,077		$71,201		$1,360,695

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$466			$—			$—
Diversified International Fund		454			—			—
Equity Income Fund		2,655			451			—
Global Diversified Income Fund		3,677			(106)			202
Global Real Estate Securities Fund		376			(12)			—
Government & High Quality Bond Fund		10,157			776			—
High Yield Fund		3,877			—			1,377
Income Fund		17,391			(1)			—
International Emerging Markets Fund		140			(1,181)			—
LargeCap Blend Fund II		283			27			—
LargeCap Growth Fund		56			—			—
LargeCap Growth Fund II		128			(34)			1,855
LargeCap Value Fund		308			1			—
LargeCap Value Fund III		380			39			—
MidCap Blend Fund		224			6,602			771
Preferred Securities Fund		4,184			(11)			221
Principal Capital Appreciation Fund		301			—			184
Real Estate Securities Fund		57			3,885			—
Short-Term Income Fund		2,041			19			—
SmallCap Growth Fund I		—			—			449
Small-MidCap Dividend Income Fund		1,231			1			—
		$48,386			$10,456			$5,059
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments SAM Strategic Growth Portfolio October 31, 2012

INVESTMENT COMPANIES - 100.17%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.17%
Diversified International Fund (a)	21,065,490	$207,916
Equity Income Fund (a)	13,467,361	262,479
Global Real Estate Securities Fund (a)	5,533,805	45,654
Government & High Quality Bond Fund (a)	2,302,351	26,178
International Emerging Markets Fund (a)	2,274,804	55,551
LargeCap Blend Fund II (a)	6,990,816	75,011
LargeCap Growth Fund (a)	23,741,945	212,016
LargeCap Growth Fund II (a)	7,582,726	64,681
LargeCap Value Fund (a)	8,915,423	97,178
LargeCap Value Fund III (a)	5,924,180	65,581
MidCap Blend Fund (a)	5,047,032	79,087
MidCap Growth Fund III (a),(b)	3,105,608	33,758
Principal Capital Appreciation Fund (a)	3,922,308	166,070
SmallCap Growth Fund I (a),(b)	7,888,841	90,485
SmallCap Value Fund II (a)	3,981,947	40,576
Small-MidCap Dividend Income Fund (a)	4,536,465	48,086
		$1,570,307
TOTAL INVESTMENT COMPANIES		$1,570,307
Total Investments		$1,570,307
Liabilities in Excess of Other Assets, Net - (0.17)%		$(2,608)
TOTAL NET ASSETS - 100.00%		$1,567,699

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		78 .79%
International Equity Funds		19 .71%
Fixed Income Funds		1 .67%
Liabilities in Excess of Other Assets, Net		(0.17)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	19,130,672	$193,027	2,808,489	$25,880	873,671	$8,040	21,065,490	$208,022
Equity Income Fund	17,832,861	283,407	455,754	8,553	4,821,254	89,477	13,467,361	206,634
Global Real Estate Securities Fund	4,051,569	29,085	1,535,919	11,438	53,683	436	5,533,805	40,093
Government & High Quality Bond	711,182	7,980	2,010,905	22,800	419,736	4,776	2,302,351	26,019
Fund
International Emerging Markets Fund	2,406,698	55,564	52,390	1,181	184,284	4,176	2,274,804	51,959
LargeCap Blend Fund II	8,117,457	74,697	104,912	975	1,231,553	12,790	6,990,816	64,038
LargeCap Growth Fund	13,697,471	79,249	10,044,474	86,342	—	—	23,741,945	165,591
LargeCap Growth Fund II	7,441,699	48,428	793,370	5,889	652,343	5,574	7,582,726	49,224
LargeCap Value Fund	5,994,361	60,444	2,921,062	29,372	—	—	8,915,423	89,816
LargeCap Value Fund III	7,463,816	62,698	180,303	1,755	1,719,939	17,660	5,924,180	47,562
MidCap Blend Fund	4,353,257	38,021	709,573	9,969	15,798	237	5,047,032	47,760
MidCap Growth Fund III	4,660,744	47,149	—	—	1,555,136	16,733	3,105,608	30,874
Principal Capital Appreciation Fund	4,518,699	149,799	107,923	4,020	704,314	28,879	3,922,308	126,488
Real Estate Securities Fund	317,875	3,258	18,016	332	335,891	6,439	—	—
SmallCap Growth Fund I	6,898,290	71,070	990,551	10,524	—	—	7,888,841	81,594
SmallCap Value Fund II	4,432,466	42,418	223,743	2,169	674,262	6,253	3,981,947	37,720
Small-MidCap Dividend Income Fund	4,128,828	40,835	407,637	4,154	—	—	4,536,465	44,989

		$1,287,129		$225,353		$201,470		$1,318,383

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$2,768			$(2,845)			$—
Equity Income Fund		8,552			4,151			—
Global Real Estate Securities Fund		835			6			—
Government & High Quality Bond Fund		682			15			—
International Emerging Markets Fund		769			(610)			—
LargeCap Blend Fund II		975			1,156			—
LargeCap Growth Fund		344			—			—
LargeCap Growth Fund II		355			481			5,159
LargeCap Value Fund		827			—			—
LargeCap Value Fund III		1,345			769			—
MidCap Blend Fund		878			7			3,012
MidCap Growth Fund III		—			458			—
Principal Capital Appreciation Fund		2,496			1,548			1,524
Real Estate Securities Fund		33			2,849			—
SmallCap Growth Fund I		—			—			4,023
SmallCap Value Fund II		175			(614)			—
Small-MidCap Dividend Income Fund		1,618			—			—
		$22,652			$7,371			$13,718
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal				Principal
BONDS- 96.34%	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Aerospace & Defense - 0.75%				Banks (continued)
Raytheon Co				Wachovia Bank NA (continued)
1.40%, 12/15/2014	$4,500	$4,585		4.88%, 02/01/2015	$11,500		$12,417
United Technologies Corp				Wachovia Corp
1.20%, 06/01/2015	4,250	4,333		0.66%, 06/15/2017(b)	6,000		5,858
1.80%, 06/01/2017	2,500	2,595		Wells Fargo Bank NA
		$11,513		5.75%, 05/16/2016	12,250		14,086
				Westpac Banking Corp
Agriculture - 1.05%				2.25%, 11/19/2012	6,950		6,955
Cargill Inc				3.00%, 08/04/2015	4,000		4,221
1.90%, 03/01/2017(a)	4,500	4,591
6.00%, 11/27/2017(a)	9,500	11,445					$304,410
		$16,036		Beverages - 1.60%
				Anheuser-Busch InBev Worldwide Inc
Automobile Floor Plan Asset Backed Securities - 0.02%				0.80%, 07/15/2015	4,250		4,262
Nissan Master Owner Trust Receivables				Heineken NV
1.36%, 01/15/2015(a),(b)	230	230
				1.40%, 10/01/2017(a)	5,500		5,525
				PepsiCo Inc
Automobile Manufacturers - 0.90%				0.75%, 03/05/2015	9,000		9,045
Daimler Finance North America LLC				SABMiller Holdings Inc
1.30%, 07/31/2015(a)	3,000	3,022		1.85%, 01/15/2015(a)	5,500		5,637
1.88%, 09/15/2014(a)	10,500	10,666					$24,469

		$13,688		Biotechnology - 1.50%
Banks- 19.95%				Amgen Inc
Australia & New Zealand Banking Group Ltd				1.88%, 11/15/2014	4,500		4,624
3.70%, 01/13/2015(a)	5,750	6,049		2.13%, 05/15/2017	4,250		4,420
Bank of America Corp				2.30%, 06/15/2016	9,000		9,383
4.88%, 01/15/2013	5,000	5,041		Gilead Sciences Inc
6.50%, 08/01/2016	1,250	1,454		2.40%, 12/01/2014	4,250		4,395
Bank of America NA							$22,822
0.67%, 06/15/2016(b)	4,750	4,525
5.30%, 03/15/2017	19,250	21,611		Chemicals - 1.60%
Bank of New York Mellon Corp/The				Airgas Inc
				3.25%, 10/01/2015	12,000		12,761
2.95%, 06/18/2015	13,060	13,832		Dow Chemical Co/The
Barclays Bank PLC
2.50%, 01/23/2013	2,100	2,110		7.60%, 05/15/2014	10,500		11,576
5.20%, 07/10/2014	7,500	8,019					$24,337
Citigroup Inc				Commercial Services - 0.95%
4.75%, 05/19/2015	4,500	4,877		ERAC USA Finance LLC
6.00%, 12/13/2013	10,000	10,563		2.25%, 01/10/2014(a)	4,750		4,804
6.50%, 08/19/2013	11,500	12,026		2.75%, 07/01/2013(a)	5,500		5,578
Commonwealth Bank of Australia				5.60%, 05/01/2015(a)	3,750		4,126
3.75%, 10/15/2014(a)	12,500	13,186					$14,508
Commonwealth Bank of Australia/New York
NY				Computers - 1.40%
1.25%, 09/18/2015	4,250	4,288		Hewlett-Packard Co
Goldman Sachs Group Inc/The				1.25%, 09/13/2013	3,500		3,501
0.72%, 07/22/2015(b)	8,000	7,840		International Business Machines Corp
HSBC Bank PLC				0.75%, 05/11/2015	12,500		12,572
3.10%, 05/24/2016(a)	3,750	3,968		2.10%, 05/06/2013	5,250		5,297
3.50%, 06/28/2015(a)	13,500	14,368					$21,370
ING Bank NV				Diversified Financial Services - 10.43%
2.38%, 06/09/2014(a)	6,250	6,327
4.00%, 03/15/2016(a)	11,000	11,669		American Express Credit Corp
				5.88%, 05/02/2013	7,000		7,187
JP Morgan Chase Bank NA				American Honda Finance Corp
5.88%, 06/13/2016	18,000	20,458		1.00%, 08/11/2015(a)	2,500		2,503
6.00%, 10/01/2017	11,500	13,601		1.63%, 09/20/2013(a)	4,500		4,542
Morgan Stanley				Caterpillar Financial Services Corp
1.92%, 01/24/2014(b)	8,000	8,053
				2.05%, 08/01/2016	4,500		4,689
6.00%, 05/13/2014	11,500	12,218		FMR LLC
6.00%, 04/28/2015	9,500	10,348		4.75%, 03/01/2013(a)	14,500		14,673
PNC Bank NA				Ford Motor Credit Co LLC
4.88%, 09/21/2017	9,000	10,384		3.98%, 06/15/2016	15,550		16,481
6.00%, 12/07/2017	10,500	12,741		General Electric Capital Corp
Santander US Debt SAU				0.55%, 01/08/2016(b)	15,500		15,272
2.49%, 01/18/2013(a)	4,750	4,744		0.65%, 09/15/2014(b)	9,250		9,217
SunTrust Bank/Atlanta GA				2.95%, 05/09/2016	4,500		4,761
0.72%, 08/24/2015(b)	12,000	11,605
				Jefferies Group Inc
Wachovia Bank NA				3.88%, 11/09/2015	6,500		6,598
0.82%, 11/03/2014(b)	5,000	4,968

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Diversified Financial Services (continued)					Home Equity Asset Backed Securities (continued)
John Deere Capital Corp					Bayview Financial Acquisition Trust
0.88%, 04/17/2015	$4,500		$4,538		0.44%, 11/28/2036(b)	$48		$48
MassMutual Global Funding II					0.84%, 05/28/2044(b)	3,844		3,745
2.30%, 09/28/2015(a)	15,500		16,115		5.66%, 12/28/2036(b)	876		896
2.88%, 04/21/2014(a)	7,000		7,221		6.04%, 11/28/2036	588		587
Murray Street Investment Trust I					Bear Stearns Asset Backed Securities Trust
4.65%, 03/09/2017(b)	21,000		22,787		0.54%, 12/25/2035(b)	8,400		8,256
Toyota Motor Credit Corp					Home Equity Asset Trust
0.88%, 07/17/2015	6,250		6,279		0.68%, 10/25/2035(b)	4,725		3,882
1.75%, 05/22/2017	8,500		8,720		0.69%, 07/25/2035(b)	2,567		2,492
2.05%, 01/12/2017	4,000		4,154		JP Morgan Mortgage Acquisition Corp
3.20%, 06/17/2015	3,250		3,460		0.66%, 06/25/2035(b)	1,800		1,732
			$159,197		0.70%, 07/25/2035(b)	4,684		4,644
					Mastr Asset Backed Securities Trust
Electric - 2.27%					0.46%, 10/25/2035(b)	1,668		1,606
LG&E and KU Energy LLC					Morgan Stanley ABS Capital I
2.13%, 11/15/2015	10,000		10,160		0.96%, 01/25/2035(b)	1,052		1,046
Nisource Finance Corp					New Century Home Equity Loan Trust Series
5.25%, 09/15/2017	8,500		9,797		2005-3
6.15%, 03/01/2013	4,250		4,321		0.69%, 07/25/2035(b)	20,000		19,606
PPL Energy Supply LLC					RAMP Trust
5.70%, 10/15/2035	6,300		6,986		0.68%, 07/25/2035(b)	1,500		1,467
6.20%, 05/15/2016	3,000		3,448		RASC Trust
			$34,712		4.47%, 03/25/2032	816		827
Finance - Mortgage Loan/Banker - 5.38%					4.59%, 08/25/2031	65		65
Fannie Mae					Soundview Home Loan Trust 2005-CTX1
0.50%, 08/09/2013	7,000		7,015		0.63%, 11/25/2035(b)	3,750		3,345
0.50%, 07/02/2015	10,000		10,024		Terwin Mortgage Trust 2005-2HE
0.75%, 12/18/2013	7,000		7,042		0.59%, 01/25/2035(a),(b)	1,162		1,119
1.25%, 02/27/2014	10,000		10,144		Wells Fargo Home Equity Trust
1.50%, 06/26/2013	10,000		10,085		0.62%, 11/25/2035(b)	4,000		3,751
Freddie Mac					0.63%, 10/25/2034(b)	821		747
0.38%, 10/30/2013	10,000		10,013		5.00%, 10/25/2034	11,500		11,410
0.50%, 04/17/2015	10,000		10,033					$96,180
0.63%, 12/29/2014	10,000		10,058		Insurance - 7.86%
1.00%, 08/27/2014	7,500		7,599		Aspen Insurance Holdings Ltd
			$82,013		6.00%, 08/15/2014	4,750		5,091
Food- 1.34%					Berkshire Hathaway Finance Corp
Ingredion Inc					1.50%, 01/10/2014	4,500		4,556
3.20%, 11/01/2015	6,750		7,119		1.60%, 05/15/2017	13,500		13,788
Kraft Foods Group Inc					Berkshire Hathaway Inc
1.63%, 06/04/2015(a)	4,250		4,336		2.20%, 08/15/2016	8,000		8,375
2.25%, 06/05/2017(a)	4,250		4,414		Metropolitan Life Global Funding I
TESCO PLC					0.73%, 03/19/2014(a),(b)	8,500		8,509
2.00%, 12/05/2014(a)	4,500		4,592		2.50%, 01/11/2013(a)	10,750		10,791
			$20,461		5.13%, 04/10/2013(a)	3,500		3,570
					5.13%, 06/10/2014(a)	12,250		13,112
Gas- 0.76%					New York Life Global Funding
Florida Gas Transmission Co LLC					2.25%, 12/14/2012(a)	7,250		7,266
4.00%, 07/15/2015(a)	6,000		6,390		2.45%, 07/14/2016(a)	15,000		15,595
Sempra Energy					3.00%, 05/04/2015(a)	3,750		3,958
2.30%, 04/01/2017	5,000		5,221		4.65%, 05/09/2013(a)	3,250		3,322
			$11,611		Prudential Covered Trust 2012-1
					3.00%, 09/30/2015(a)	20,188		20,961
Home Equity Asset Backed Securities - 6.30%
ABFC 2005-OPT1 Trust					Prudential Financial Inc
0.57%, 07/25/2035(b)	1,134		1,104		4.50%, 07/15/2013	1,000		1,027
ABFC 2005-WMC1 Trust								$119,921
0.65%, 06/25/2035(b)	6,735		6,483		Iron & Steel - 1.27%
ACE Securities Corp					ArcelorMittal
0.55%, 05/25/2035(b)	6,078		5,887		4.00%, 03/01/2016	6,500		6,456
0.57%, 08/25/2035(b)	556		492		5.38%, 06/01/2013	4,500		4,595
0.66%, 04/25/2035(b)	3,166		3,154		Nucor Corp
0.93%, 04/25/2035(b)	2,000		1,955		5.00%, 12/01/2012	8,300		8,325
Aegis Asset Backed Securities Trust								$19,376
0.69%, 03/25/2035(b)	1,450		1,434
Asset Backed Securities Corp Home Equity					Machinery - Construction & Mining - 0.60%
0.72%, 07/25/2035(b)	4,500		4,400		Caterpillar Inc
					0.95%, 06/26/2015	2,500		2,522

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Machinery - Construction & Mining (continued)					Mortgage Backed Securities (continued)
Caterpillar Inc (continued)					MASTR Adjustable Rate Mortgages Trust
1.50%, 06/26/2017	$6,500		$6,598		2004-13
			$9,120		2.63%, 11/21/2034(b)	$1,839		$1,848
					MASTR Adjustable Rate Mortgages Trust
Manufactured Housing Asset Backed Securities - 0.01%					2004-9
Green Tree Financial Corp					0.71%, 11/25/2034(b)	768		770
7.70%, 09/15/2026	120		133		MASTR Alternative Loans Trust
					6.50%, 01/25/2019	1,144		1,208
Media- 0.55%					MASTR Asset Securitization Trust
Walt Disney Co/The					5.25%, 12/25/2033	4,720		4,794
1.13%, 02/15/2017	8,250		8,343		MASTR Asset Securitization Trust 2004-11
					5.00%, 12/25/2019	278		287
					Prime Mortgage Trust
Mining - 1.22%					5.25%, 07/25/2020(b)	3,225		3,232
Anglo American Capital PLC					RALI Trust
2.15%, 09/27/2013(a)	6,500		6,547
					5.00%, 12/26/2018	4,608		4,713
Teck Resources Ltd					5.00%, 03/25/2019	2,112		2,147
5.38%, 10/01/2015	3,750		4,154		5.50%, 08/25/2033	1,641		1,648
Xstrata Finance Canada Ltd					Springleaf Mortgage Loan Trust
2.45%, 10/25/2017(a)	8,000		7,980
					1.57%, 12/25/2059(a),(b),(c)	7,500		7,500
			$18,681		2.22%, 10/25/2057(a),(c)	6,111		6,144
Mortgage Backed Securities - 3.82%					WaMu Mortgage Pass Through Certificates
Banc of America Alternative Loan Trust					5.00%, 09/25/2018	554		570
5.00%, 12/25/2018	1,421		1,470					$58,322
Banc of America Funding Corp					Oil & Gas - 6.51%
4.75%, 09/25/2019	1,922		1,978		BG Energy Capital PLC
5.00%, 06/25/2035(b)	413		412
					2.88%, 10/15/2016(a)	5,600		5,964
Banc of America Mortgage Trust 2004-8					BP Capital Markets PLC
5.25%, 10/25/2019	757		780		1.85%, 05/05/2017	4,500		4,634
Banc of America Mortgage Trust 2005-2					3.13%, 10/01/2015	4,000		4,275
5.00%, 03/25/2020	1,393		1,413		3.63%, 05/08/2014	10,000		10,468
Banc of America Mortgage Trust 2005-7					5.25%, 11/07/2013	8,000		8,387
5.00%, 08/25/2020	990		1,060		Ensco PLC
BCAP LLC Trust					3.25%, 03/15/2016	10,250		10,935
5.25%, 06/26/2037(a)	92		91
					Petrobras International Finance Co - Pifco
Cendant Mortgage Corp					3.88%, 01/27/2016	8,250		8,764
4.88%, 06/25/2034(b)	535		543
					Phillips 66
Chase Mortgage Finance Corp					2.95%, 05/01/2017(a)	11,000		11,732
5.50%, 05/25/2035	76		76		Shell International Finance BV
Countrywide Alternative Loan Trust					3.10%, 06/28/2015	10,000		10,675
6.00%, 02/25/2017	1,128		1,149		Total Capital International SA
Countrywide Asset-Backed Certificates					1.55%, 06/28/2017	8,500		8,680
0.49%, 11/25/2035(b)	1,061		1,060
					Total Capital SA
Countrywide Home Loan Mortgage Pass					3.00%, 06/24/2015	14,000		14,878
Through Trust								$99,392
4.50%, 01/25/2019(b)	900		918
4.50%, 08/25/2033	950		959		Oil & Gas Services - 1.12%
5.00%, 09/25/2019	1,486		1,532		Schlumberger Investment SA
5.25%, 10/25/2034	617		627		1.95%, 09/14/2016(a)	6,500		6,682
Credit Suisse First Boston Mortgage Securities					Weatherford International Ltd/Bermuda
Corp					5.50%, 02/15/2016	9,500		10,434
1.17%, 05/25/2034(b)	527		512					$17,116
5.00%, 09/25/2019	264		263
5.00%, 10/25/2019	1,670		1,691		Other Asset Backed Securities - 4.69%
Fannie Mae REMICS					Ameriquest Mortgage Securities Inc
					0.41%, 08/25/2035(b)	1,058		1,026
0.46%, 03/25/2035(b)	19		19
					0.66%, 03/25/2035(b)	1,400		1,378
0.51%, 02/25/2032(b)	15		15
Freddie Mac Reference REMIC					Carrington Mortgage Loan Trust
					0.49%, 12/25/2035(b)	408		400
0.61%, 07/15/2023(b)	73		73
					0.61%, 09/25/2035(b)	3,103		2,998
Freddie Mac REMICS
0.66%, 06/15/2023(b)	54		54		Citigroup Mortgage Loan Trust Inc
					0.64%, 07/25/2035(b)	1,000		978
Ginnie Mae
4.50%, 08/20/2032	409		436		Countrywide Asset-Backed Certificates
					0.66%, 08/25/2035(b)	6,852		6,488
GMAC Mortgage Corp Loan Trust					0.67%, 10/25/2035(b)	3,324		3,263
5.25%, 07/25/2034	346		351		0.70%, 12/25/2035(b)	2,560		2,515
GSR Mortgage Loan Trust					0.72%, 11/25/2035(b)	8,062		7,998
5.00%, 08/25/2019	400		402		0.86%, 12/25/2034(b)	1,413		1,400
JP Morgan Mortgage Trust
5.00%, 09/25/2034	5,423		5,577

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Other Asset Backed Securities (continued)					REITS (continued)
Credit-Based Asset Servicing and					Healthcare Realty Trust Inc
Securitization LLC					5.13%, 04/01/2014	$5,600		$5,886
5.33%, 07/25/2035(b)	$2,423		$2,398		6.50%, 01/17/2017	3,500		4,007
Fieldstone Mortgage Investment Trust Series					Nationwide Health Properties Inc
2005-1					6.00%, 05/20/2015	4,500		5,024
1.29%, 03/25/2035(b)	8,058		7,448		6.25%, 02/01/2013	6,500		6,585
First Frankin Mortgage Loan Trust 2005-FF4								$64,286
0.64%, 05/25/2035(b)	1,850		1,721
First Frankin Mortgage Loan Trust 2005-FF9					Retail - 0.54%
0.49%, 10/25/2035(b)	2,190		2,185		Wal-Mart Stores Inc
JP Morgan Mortgage Acquisition Corp					1.50%, 10/25/2015	4,000		4,111
0.50%, 12/25/2035(b)	2,972		2,697		1.63%, 04/15/2014	4,000		4,065
Mastr Specialized Loan Trust								$8,176
1.46%, 11/25/2034(a),(b)	3,800		3,488		Savings & Loans - 0.00%
Merrill Lynch Mortgage Investors Inc					Washington Mutual Bank / Henderson NV
0.59%, 05/25/2036(b)	6,330		6,162		0.00%, 01/15/2013(c),(d)	1,200		—
Saxon Asset Securities Trust
0.58%, 11/25/2035(b)	5,309		5,146
Securitized Asset Backed Receivables LLC					Semiconductors - 0.40%
0.51%, 10/25/2035(b)	412		396		Samsung Electronics America Inc
0.53%, 10/25/2035(b)	8,504		7,718		1.75%, 04/10/2017(a)	6,000		6,066
Wachovia Mortgage Loan Trust LLC
0.58%, 10/25/2035(b)	3,864		3,792		Software - 0.14%
			$71,595		Microsoft Corp
Pharmaceuticals - 2.04%					2.95%, 06/01/2014	2,000		2,079
Abbott Laboratories
2.70%, 05/27/2015	8,500		8,980		Telecommunications - 1.77%
GlaxoSmithKline Capital PLC					AT&T Inc
0.75%, 05/08/2015	4,250		4,269		2.40%, 08/15/2016	2,500		2,643
Merck & Co Inc					2.50%, 08/15/2015	4,000		4,214
1.10%, 01/31/2018	8,500		8,524		2.95%, 05/15/2016	4,000		4,292
Novartis Capital Corp					Corning Inc
2.90%, 04/24/2015	4,500		4,758		1.45%, 11/15/2017	3,500		3,509
Sanofi					Verizon Communications Inc
1.20%, 09/30/2014	4,500		4,561		3.00%, 04/01/2016	5,750		6,171
			$31,092		Vodafone Group PLC

Pipelines - 0.89%					1.63%, 03/20/2017	6,000		6,130
DCP Midstream LLC								$26,959
5.38%, 10/15/2015(a)	4,585		4,905		Transportation - 0.28%
Enterprise Products Operating LLC					United Parcel Service Inc
1.25%, 08/13/2015	4,500		4,548		4.50%, 01/15/2013	4,250		4,285
Plains All American Pipeline LP / PAA
Finance Corp
3.95%, 09/15/2015	3,850		4,181		Trucking & Leasing - 1.24%
			$13,634		Penske Truck Leasing Co Lp / PTL Finance
					Corp
Real Estate - 0.98%					2.50%, 03/15/2016(a)	6,000		5,980
WCI Finance LLC / WEA Finance LLC					3.13%, 05/11/2015(a)	12,750		13,012
5.70%, 10/01/2016(a)	4,500		5,129					$18,992
WEA Finance LLC / WT Finance Aust Pty					TOTAL BONDS			$1,470,056
Ltd						Principal
5.75%, 09/02/2015(a)	3,000		3,342		MUNICIPAL BONDS - 0.36%	Amount (000's)	Value	(000	's)
WT Finance Aust Pty Ltd / Westfield Capital /
WEA Finance LLC					Florida - 0.07%
5.13%, 11/15/2014(a)	6,000		6,460		Florida Housing Finance Corp
			$14,931		0.22%, 01/15/2035	$1,070		$1,070
REITS- 4.21%
Arden Realty LP					New Hampshire - 0.15%
5.25%, 03/01/2015	10,500		11,292		New Hampshire Housing Finance
BioMed Realty LP					Authority FANNIE MAE
3.85%, 04/15/2016	6,500		6,844		0.21%, 04/15/2016	2,300		2,300
Duke Realty LP
6.25%, 05/15/2013	6,750		6,938		New York - 0.11%
Health Care REIT Inc					Housing Development Corp/NY FANNIE
3.63%, 03/15/2016	5,500		5,832		MAE
5.88%, 05/15/2015	6,000		6,642		0.19%, 11/15/2031	1,700		1,700
6.00%, 11/15/2013	5,000		5,236

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal			REPURCHASE AGREEMENTS	Maturity
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	(continued)	Amount (000's)	Value(000	's)

Tennessee - 0.03%				Banks (continued)
Johnson City Health & Educational Facilities				Investment in Joint Trading Account; Deutsche $	4,478	$4,478
Board				Bank Repurchase Agreement; 0.32% dated
0.21%, 07/01/2033	$400	$400		10/31/2012 maturing 11/01/2012
				(collateralized by US Government
TOTAL MUNICIPAL BONDS		$5,470		Securities; $4,567,601; 0.28% - 2.50%;
U.S. GOVERNMENT & GOVERNMENT	Principal			dated 11/04/13 - 10/17/19)
AGENCY OBLIGATIONS - 0.27%	Amount (000's)	Value(000	's)	Investment in Joint Trading Account; JP	6,717	6,717
Federal Home Loan Mortgage Corporation (FHLMC) -				Morgan Repurchase Agreement; 0.25%
0.04%				dated 10/31/2012 maturing 11/01/2012
2.26%, 11/01/2021(b)	$11	$12		(collateralized by US Government
2.39%, 09/01/2035(b)	174	186		Securities; $6,851,401; 3.50% - 11.25%;
6.00%, 04/01/2017	61	66		dated 02/15/15 - 11/15/39)
6.00%, 05/01/2017	114	124		Investment in Joint Trading Account; Merrill	8,234	8,234
6.50%, 12/01/2015	6	6		Lynch Repurchase Agreement; 0.23%
7.00%, 12/01/2022	128	148		dated 10/31/2012 maturing 11/01/2012
7.50%, 12/01/2029	2	2		(collateralized by US Government
9.50%, 08/01/2016	5	5		Securities; $8,398,513; 0.00% - 9.38%;
		$549		dated 01/15/13 - 07/15/32)
						$29,025
Federal National Mortgage Association (FNMA) - 0.12%				TOTAL REPURCHASE AGREEMENTS		$29,025
2.19%, 01/01/2019(b)	2	3
2.30%, 11/01/2022(b)	3	3		Total Investments		$1,508,626
2.32%, 02/01/2037(b)	232	248		Other Assets in Excess of Liabilities, Net - 1.13%		$17,204
2.36%, 01/01/2035(b)	31	31		TOTAL NET ASSETS - 100.00%		$1,525,830
2.41%, 11/01/2032(b)	84	86
2.44%, 10/01/2035(b)	485	515		(a)	Security exempt from registration under Rule 144A of the Securities Act of
2.47%, 12/01/2032(b)	102	108		1933. These securities may be resold in transactions exempt from
2.66%, 07/01/2034(b)	252	269		registration, normally to qualified institutional buyers. Unless otherwise
2.69%, 07/01/2034(b)	81	86		indicated, these securities are not considered illiquid. At the end of the
2.70%, 08/01/2034(b)	118	126		period, the value of these securities totaled $369,946 or 24.25% of net
2.74%, 01/01/2035(b)	199	213		assets.
2.80%, 02/01/2035(b)	31	34		(b)	Variable Rate. Rate shown is in effect at October 31, 2012.
4.32%, 11/01/2035(b)	16	17		(c)	Market value is determined in accordance with procedures established in
5.61%, 04/01/2019(b)	6	6		good faith by the Board of Directors. At the end of the period, the value of
6.00%, 07/01/2028	23	25		these securities totaled $13,644 or 0.89% of net assets.
6.50%, 01/01/2014	8	9		(d) Non-Income Producing Security
7.50%, 10/01/2029	11	14		(e)	Security or a portion of the security was pledged to cover margin
8.00%, 05/01/2027	3	4		requirements for futures contracts. At the end of the period, the value of
8.50%, 11/01/2017	8	9		these securities totaled $923 or 0.06% of net assets.
10.00%, 05/01/2022	5	6
		$1,812
Government National Mortgage Association (GNMA) -
0.00%				Portfolio Summary (unaudited)
9.00%, 04/20/2025	2	3		Sector		Percent
11.00%, 11/15/2015	7	8		Financial		45 .33%
11.00%, 11/15/2015	2	2		Asset Backed Securities		11 .02%
10.00%, 01/15/2019	43	45		Energy		8 .52%
11.00%, 10/15/2015	5	5		Consumer, Non-cyclical		8 .48%
		$63		Government		5 .48%
				Basic Materials		4 .09%
U.S. Treasury - 0.11%				Mortgage Securities		3 .98%
0.63%, 12/31/2012(e)	1,650	1,651		Utilities		3 .04%
				Industrial		2 .87%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY				Communications		2 .32%
OBLIGATIONS		$4,075		Technology		1 .94%
	Maturity			Consumer, Cyclical		1 .44%
REPURCHASE AGREEMENTS - 1.90%	Amount (000's)	Value(000	's)	Insured		0 .26%
				Revenue Bonds		0 .10%
Banks- 1.90%				Other Assets in Excess of Liabilities, Net		1 .13%
Investment in Joint Trading Account; Credit	$9,596	$9,596
Suisse Repurchase Agreement; 0.25%				TOTAL NET ASSETS		100.00%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $9,787,715; 0.00%; dated
05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments Short-Term Income Fund October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2012	Short	920	$114,138	$114,310	$(172)
Total					$(172)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2012

COMMON STOCKS - 96.96%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 1.17%					Consumer Products - 0.82%
Astronics Corp (a)	15,788		$367		Prestige Brands Holdings Inc (a)	170,030		$2,957
Astronics Corp - Class B (a)	2,368		54

Triumph Group Inc	57,720		3,776		Distribution & Wholesale - 1.05%
			$4,197		WESCO International Inc (a)	57,850		3,753
Airlines - 1.36%
Alaska Air Group Inc (a)	127,110		4,861
					Diversified Financial Services - 1.90%
					Calamos Asset Management Inc	66,980		723
Automobile Parts & Equipment - 0.60%					Interactive Brokers Group Inc - A Shares	240,800		3,431
Dana Holding Corp	163,300		2,149		Medley Capital Corp	118,320		1,704
					Portfolio Recovery Associates Inc (a)	9,240		967

Banks - 7.36%								$6,825
Banner Corp	56,758		1,645		Electric - 2.37%
BBCN Bancorp Inc	133,512		1,593		Avista Corp	188,440		4,790
Boston Private Financial Holdings Inc	220,360		2,032		NorthWestern Corp	7,591		272
Capital Bank Financial Corp (a)	143,330		2,513		UNS Energy Corp	80,170		3,418
First of Long Island Corp/The	20,610		618					$8,480
FNB Corp/PA	168,423		1,807
National Penn Bancshares Inc	267,830		2,392		Electrical Components & Equipment - 0.89%
					EnerSys Inc (a)	92,440		3,187
Susquehanna Bancshares Inc	401,040		4,159
Texas Capital Bancshares Inc (a)	50,040		2,375
Umpqua Holdings Corp	180,190		2,179		Electronics - 2.79%
Webster Financial Corp	178,190		3,920		FEI Co	97,270		5,355
WesBanco Inc	52,100		1,146		Fluidigm Corp (a)	73,150		1,104
			$26,379		OSI Systems Inc (a)	44,700		3,542

Biotechnology - 2.67%								$10,001
Ariad Pharmaceuticals Inc (a)	73,890		1,593		Engineering & Construction - 1.78%
Cubist Pharmaceuticals Inc (a)	19,980		857		Dycom Industries Inc (a)	110,761		1,577
Cytokinetics Inc (a)	577,712		381		EMCOR Group Inc	149,170		4,797
Cytokinetics Inc - Warrants (a),(b),(c)	110,568		—					$6,374
Dynavax Technologies Corp (a)	196,360		813
Incyte Corp Ltd (a)	29,670		474		Food - 1.46%
Medicines Co/The (a)	55,780		1,223		Diamond Foods Inc	112,300		2,080
Myriad Genetics Inc (a)	30,990		811		Fresh Del Monte Produce Inc	125,320		3,154
NewLink Genetics Corp (a)	37,580		518					$5,234
Puma Biotechnology Inc (a)	37,539		773
RTI Biologics Inc (a)	324,410		1,317		Gas - 0.85%
Seattle Genetics Inc (a)	31,840		801		Southwest Gas Corp	69,790		3,034
			$9,561
					Healthcare - Products - 2.70%
Building Materials - 0.86%					Cantel Medical Corp	58,108		1,511
Headwaters Inc (a)	336,711		2,421		Cynosure Inc (a)	40,150		1,058
Louisiana-Pacific Corp (a)	41,880		661		DexCom Inc (a)	47,060		616
			$3,082		HeartWare International Inc (a)	20,840		1,750
					Insulet Corp (a)	52,240		1,108
Chemicals - 1.75%					Orthofix International NV (a)	53,278		2,113
Georgia Gulf Corp	85,130		3,013		Symmetry Medical Inc (a)	165,790		1,519
Landec Corp (a)	20,860		226
WR Grace & Co (a)	47,310		3,035					$9,675
			$6,274		Healthcare - Services - 2.87%
					HealthSouth Corp (a)	215,090		4,760
Commercial Services - 4.74%					Magellan Health Services Inc (a)	62,950		3,157
Acacia Research Corp (a)	86,590		2,249
					WellCare Health Plans Inc (a)	50,190		2,389
H&E Equipment Services Inc	194,750		2,964
Huron Consulting Group Inc (a)	112,670		3,250					$10,306
Kenexa Corp (a)	32,972		1,515		Holding Companies - Diversified - 1.04%
PAREXEL International Corp (a)	113,660		3,488		National Bank Holdings Corp	196,340		3,730
RPX Corp (a)	140,994		1,485
Team Health Holdings Inc (a)	76,540		2,037
			$16,988		Home Builders - 0.62%
					M/I Homes Inc (a)	99,670		2,218
Computers - 4.05%
CACI International Inc (a)	43,230		2,180
Fortinet Inc (a)	97,670		1,892		Insurance - 2.69%
Manhattan Associates Inc (a)	79,060		4,743		Alterra Capital Holdings Ltd	178,920		4,371
Netscout Systems Inc (a)	133,030		3,290		Amtrust Financial Services Inc	68,005		1,646
Syntel Inc	40,530		2,416		Protective Life Corp	61,290		1,673
			$14,521		Validus Holdings Ltd	54,580		1,954
								$9,644

					Internet - 2.03%
					Ancestry.com Inc (a)	67,346		2,128

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)		COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)						REITS (continued)
Liquidity Services Inc (a)	49,580		$2,044			Post Properties Inc	38,030		$1,856
TIBCO Software Inc (a)	123,030		3,102			STAG Industrial Inc	66,507		1,152
			$7,274			Starwood Property Trust Inc	191,620		4,392
Investment Companies - 0.68%									$21,412
Prospect Capital Corp	205,710		2,436			Retail - 9.51%
						ANN Inc (a)	90,320		3,176
						Brinker International Inc	131,240		4,042
Iron & Steel - 0.54%						Coinstar Inc (a)	74,030		3,475
Metals USA Holdings Corp	132,906		1,938			Conn's Inc (a)	150,012		3,800
						DSW Inc	55,020		3,444
Leisure Products & Services - 2.51%						Hot Topic Inc	320,041		2,752
Arctic Cat Inc (a)	92,730		3,363			Pier 1 Imports Inc	162,428		3,313
Polaris Industries Inc	56,540		4,778			Red Robin Gourmet Burgers Inc (a)	130,960		4,374
Town Sports International Holdings Inc (a)	68,820		867			Sally Beauty Holdings Inc (a)	135,250		3,257
			$9,008			Susser Holdings Corp (a)	68,330		2,456
									$34,089
Machinery - Diversified - 1.44%
Chart Industries Inc (a)	60,030		4,250			Savings & Loans - 1.38%
Global Power Equipment Group Inc	53,800		909			Oritani Financial Corp	167,540		2,560
			$5,159			Provident Financial Services Inc	160,130		2,402
Media - 0.63%									$4,962
Sinclair Broadcast Group Inc	178,220		2,246			Semiconductors - 2.42%
						Entegris Inc (a)	464,030		3,810
						IXYS Corp	112,310		1,069
Metal Fabrication & Hardware - 0.81%						Lattice Semiconductor Corp (a)	464,420		1,802
Mueller Industries Inc	66,250		2,902			Rudolph Technologies Inc (a)	211,680		2,013
									$8,694
Mining - 0.84%
Golden Star Resources Ltd (a)	531,660		1,063			Software - 2.54%
						CommVault Systems Inc (a)	54,030		3,375
Stillwater Mining Co (a)	187,570		1,953
						MedAssets Inc (a)	40,030		710
			$3,016			MicroStrategy Inc (a)	17,030		1,609
Miscellaneous Manufacturing - 4.00%						Proofpoint Inc (a)	60,330		797
AZZ Inc	86,040		3,393			SYNNEX Corp (a)	80,890		2,620
Crane Co	96,850		4,066						$9,111
Movado Group Inc	115,560		3,662
Smith & Wesson Holding Corp (a)	336,231		3,228			Telecommunications - 3.05%
						Arris Group Inc (a)	301,071		4,137
			$14,349			Consolidated Communications Holdings Inc	92,250		1,424
Oil & Gas - 5.22%						Plantronics Inc	110,880		3,597
Energy XXI Bermuda Ltd	135,290		4,478			RF Micro Devices Inc (a)	404,790		1,785
Gulfport Energy Corp (a)	125,392		4,160						$10,943
Halcon Resources Corp (a)	557,648		3,608
Kodiak Oil & Gas Corp (a)	455,980		4,213			Textiles - 0.29%
Western Refining Inc	90,130		2,242			G&K Services Inc	32,278		1,041
			$18,701
Oil & Gas Services - 1.75%						Transportation - 0.23%
Flotek Industries Inc (a)	207,551		2,306			Celadon Group Inc	48,017		821
Hornbeck Offshore Services Inc (a)	114,170		3,955
			$6,261			Trucking & Leasing - 0.35%
						Amerco Inc	11,000		1,271
Pharmaceuticals - 2.38%
Achillion Pharmaceuticals Inc (a)	152,040		1,435
Alkermes PLC (a)	31,560		585			TOTAL COMMON STOCKS			$347,581
Array BioPharma Inc (a)	208,200		862				Maturity
MAP Pharmaceuticals Inc (a)	89,207		1,376			REPURCHASE AGREEMENTS - 3.32%	Amount (000's)	Value	(000	's)
Medivation Inc (a)	14,680		750		Banks	- 3.32%
Natural Grocers by Vitamin Cottage Inc (a)	14,130		287			Investment in Joint Trading Account; Credit	$3,937		$3,937
Onyx Pharmaceuticals Inc (a)	8,130		637			Suisse Repurchase Agreement; 0.25%
Orexigen Therapeutics Inc (a)	147,300		785			dated 10/31/2012 maturing 11/01/2012
Pharmacyclics Inc (a)	14,770		902			(collateralized by US Government
Questcor Pharmaceuticals Inc	16,410		418			Securities; $4,015,876; 0.00%; dated
Vivus Inc (a)	32,249		480			05/15/15 - 08/15/37)
			$8,517			Investment in Joint Trading Account; Deutsche	1,837		1,838
						Bank Repurchase Agreement; 0.32% dated
REITS - 5.97%						10/31/2012 maturing 11/01/2012
Brandywine Realty Trust	152,770		1,772			(collateralized by US Government
Coresite Realty Corp	78,545		1,785			Securities; $1,874,076; 0.28% - 2.50%;
Extra Space Storage Inc	118,260		4,079			dated 11/04/13 - 10/17/19)
First Industrial Realty Trust Inc (a)	226,090		3,018
National Retail Properties Inc	105,980		3,358

See accompanying notes

Schedule of Investments SmallCap Blend Fund October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; JP	$2,756	$2,756
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $2,811,113; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	3,378	3,378
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $3,445,889; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$11,909
TOTAL REPURCHASE AGREEMENTS		$11,909
Total Investments		$359,490
Liabilities in Excess of Other Assets, Net - (0.28)%		$(1,001)
TOTAL NET ASSETS - 100.00%		$358,489

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		23 .30%
Consumer, Non-cyclical		17 .64%
Consumer, Cyclical		15.94%
Industrial		14 .32%
Technology		9 .01%
Energy		6 .97%
Communications		5 .71%
Utilities		3 .22%
Basic Materials		3 .13%
Diversified		1 .04%
Liabilities in Excess of Other Assets, Net		(0.28)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	35	$2,973	$2,857	$(116)
Total					$(116)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS - 94.26%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.07%					Beverages (continued)
Millennial Media Inc (a)	61,800		$991		National Beverage Corp (a)	5,010		$75
								$420

Aerospace & Defense - 0.44%					Biotechnology - 1.67%
Astronics Corp (a)	4,642		108		Acorda Therapeutics Inc (a)	10,992		263
Astronics Corp - Class B (a)	696		16		Affymax Inc (a)	40,413		921
CPI Aerostructures Inc (a)	1,680		18		Agenus Inc (a)	5,993		27
Cubic Corp	3,785		185		Alnylam Pharmaceuticals Inc (a)	12,889		208
GenCorp Inc (a)	20,473		180		Arena Pharmaceuticals Inc (a)	46,854		371
HEICO Corp	63,538		2,454		Ariad Pharmaceuticals Inc (a)	118,217		2,548
Kaman Corp	7,439		277		Arqule Inc (a)	26,115		66
LMI Aerospace Inc (a)	483		10		Cambrex Corp (a)	6,614		80
Moog Inc (a)	2,208		82		Cubist Pharmaceuticals Inc (a)	121,631		5,218
National Presto Industries Inc	216		16		Curis Inc (a)	26,345		100
SIFCO Industries Inc	449		7		Dendreon Corp (a)	42,834		163
Teledyne Technologies Inc (a)	3,653		234		Dynavax Technologies Corp (a)	37,311		154
Triumph Group Inc	40,410		2,644		Emergent Biosolutions Inc (a)	2,281		30
			$6,231		Exact Sciences Corp (a)	15,434		146
					Exelixis Inc (a)	50,398		239
Agriculture - 0.02%					Halozyme Therapeutics Inc (a)	23,748		126
Alico Inc	668		21		Immunogen Inc (a)	15,758		175
Star Scientific Inc (a)	34,799		106
					Immunomedics Inc (a)	27,607		91
Vector Group Ltd	9,990		164		Incyte Corp Ltd (a)	341,369		5,448
			$291		Ligand Pharmaceuticals Inc (a)	7,728		119
Airlines - 0.14%					Medicines Co/The (a)	14,942		327
Alaska Air Group Inc (a)	19,232		735		Merrimack Pharmaceuticals Inc (a)	6,744		42
Allegiant Travel Co (a)	4,270		311		Momenta Pharmaceuticals Inc (a)	7,808		99
Hawaiian Holdings Inc (a)	12,020		71		NPS Pharmaceuticals Inc (a)	99,426		919
Republic Airways Holdings Inc (a)	11,484		54		Omeros Corp (a)	7,404		70
SkyWest Inc	1,485		16		OncoGenex Pharmaceutical Inc (a)	6,445		80
Spirit Airlines Inc (a)	11,886		209		PDL BioPharma Inc	32,759		244
US Airways Group Inc (a)	46,368		565		Repligen Corp (a)	11,990		61
			$1,961		Seattle Genetics Inc (a)	179,960		4,528
					Spectrum Pharmaceuticals Inc (a)	16,286		182
Apparel - 0.27%					Trius Therapeutics Inc (a)	10,738		59
Carter's Inc (a)	25,100		1,357		Vical Inc (a)	30,778		105
Crocs Inc (a)	24,877		313		XOMA Corp (a)	26,653		73
G-III Apparel Group Ltd (a)	920		34		ZIOPHARM Oncology Inc (a)	29,531		139
Oxford Industries Inc	3,422		190					$23,421
RG Barry Corp	3,444		53
Steven Madden Ltd (a)	10,765		462		Building Materials - 1.62%
True Religion Apparel Inc	6,935		178		AAON Inc	8,255		173
Warnaco Group Inc/The (a)	10,018		707		American DG Energy Inc (a)	9,497		24
Wolverine World Wide Inc	13,353		559		Drew Industries Inc (a)	3,922		124
			$3,853		Eagle Materials Inc	100,965		5,348
					Headwaters Inc (a)	26,382		190
Automobile Parts & Equipment - 0.11%					Louisiana-Pacific Corp (a)	99,911		1,578
Commercial Vehicle Group Inc (a)	12,081		92
					Martin Marietta Materials Inc	43,400		3,572
Cooper Tire & Rubber Co	14,779		298		Nortek Inc (a)	2,235		133
Dana Holding Corp	6,570		86		Patrick Industries Inc (a)	1,710		30
Dorman Products Inc (a)	6,713		205		PGT Inc (a)	4,296		18
Gentherm Inc (a)	13,114		158
Tenneco Inc (a)	16,897		516		Quanex Building Products Corp	315,272		6,233
					Simpson Manufacturing Co Inc	156,403		4,764
Titan International Inc	12,068		253		Trex Co Inc (a)	4,208		147
			$1,608		USG Corp (a)	17,694		473
Banks - 1.63%								$22,807
Arrow Financial Corp	241		6		Chemicals - 1.53%
Bank of the Ozarks Inc	5,911		193		Aceto Corp	2,698		27
Bridge Capital Holdings (a)	1,176		18
					American Vanguard Corp	7,724		276
Cass Information Systems Inc	4,126		173		Balchem Corp	8,110		282
Iberiabank Corp	139,923		6,967		Chemtura Corp (a)	19,028		303
PrivateBancorp Inc	101,700		1,643		Cytec Industries Inc	29,900		2,058
Signature Bank/New York NY (a)	167,691		11,947
Texas Capital Bancshares Inc (a)	37,277		1,769		Georgia Gulf Corp	6,005		212
					Hawkins Inc	3,954		155
Westamerica Bancorporation	3,721		164		HB Fuller Co	55,631		1,691
			$22,880		Innophos Holdings Inc	6,041		288
					Innospec Inc (a)	1,236		40
Beverages - 0.03%
Boston Beer Co Inc/The (a)	1,890		203		KMG Chemicals Inc	3,449		59
					Landec Corp (a)	2,736		30
Coca-Cola Bottling Co Consolidated	2,067		142
					Olin Corp	15,238		316
					OMNOVA Solutions Inc (a)	20,528		161

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Chemicals (continued)					Commercial Services (continued)
PolyOne Corp	487,799		$9,234		Strayer Education Inc	3,293		$189
Quaker Chemical Corp	1,566		83		Team Health Holdings Inc (a)	268,890		7,155
Rentech Inc (a)	66,099		170		Team Inc (a)	5,688		186
Rockwood Holdings Inc	122,130		5,606		TMS International Corp (a)	2,192		23
Stepan Co	2,202		211		TNS Inc (a)	10,855		155
TPC Group Inc (a)	4,037		182		TrueBlue Inc (a)	413,010		5,390
Zep Inc	4,078		58		United Rentals Inc (a)	415,441		16,892
			$21,442		Valassis Communications Inc (a)	7,186		187
					VistaPrint NV (a)	9,423		287
Coal - 0.02%					WEX Inc (a)	10,757		794
SunCoke Energy Inc (a)	13,703		220
								$139,190

					Computers - 3.46%
Commercial Services - 9.91%					3D Systems Corp (a)	13,205		574
Acacia Research Corp (a)	14,200		369
					CACI International Inc (a)	955		48
Accretive Health Inc (a)	15,440		182
					Cadence Design Systems Inc (a)	1,120,530		14,186
Advisory Board Co/The (a)	190,949		9,070
					Computer Task Group Inc (a)	5,197		97
American Public Education Inc (a)	4,988		182
					Cray Inc (a)	16,458		200
American Reprographics Co (a)	2,797		11
					Datalink Corp (a)	6,587		54
AMN Healthcare Services Inc (a)	9,715		96
					Digimarc Corp	3,155		62
Arbitron Inc	7,320		266		Echelon Corp (a)	8,979		30
Ascent Capital Group Inc (a)	116,355		6,917
					Electronics for Imaging Inc (a)	1,309		23
Avis Budget Group Inc (a)	25,351		419
					FleetMatics Group PLC (a)	129,763		2,815
Barrett Business Services Inc	3,019		90		Fortinet Inc (a)	251,258		4,867
Bridgepoint Education Inc (a)	7,433		74
					Fusion-io Inc (a)	119,700		2,825
Brink's Co/The	11,551		304		iGate Corp (a)	8,907		143
Capella Education Co (a)	3,733		117
Cardtronics Inc (a)	12,213		347		j2 Global Inc	10,474		315
					KEYW Holding Corp/The (a)	523,691		6,358
CDI Corp	736		13		LivePerson Inc (a)	15,233		239
Chemed Corp	5,313		357		Manhattan Associates Inc (a)	5,628		338
CoreLogic Inc/United States (a)	139,520		3,321
					Mentor Graphics Corp (a)	13,922		216
Corporate Executive Board Co	110,077		4,949		Mercury Computer Systems Inc (a)	373,869		3,064
Corvel Corp (a)	2,716		116
					MICROS Systems Inc (a)	116,359		5,281
CoStar Group Inc (a)	256,453		21,260
					MTS Systems Corp	4,386		221
Deluxe Corp	9,775		308		Netscout Systems Inc (a)	10,144		251
Dollar Thrifty Automotive Group Inc (a)	4,214		325
					Quantum Corp (a)	6,272		7
Electro Rent Corp	820		13		RealD Inc (a)	16,792		157
ExamWorks Group Inc (a)	2,411		34
					Stratasys Inc (a)	6,008		400
ExlService Holdings Inc (a)	6,473		192
					Super Micro Computer Inc (a)	11,258		89
Forrester Research Inc	6,255		181		Synaptics Inc (a)	9,409		218
Franklin Covey Co (a)	4,198		50
					Syntel Inc	4,183		249
Genpact Ltd	450,270		7,929		Unisys Corp (a)	6,191		105
Global Cash Access Holdings Inc (a)	18,204		128
					Virtusa Corp (a)	8,249		141
Global Payments Inc	174,971		7,480		Vocera Communications Inc (a)	189,907		5,107
Grand Canyon Education Inc (a)	407,381		8,864
Green Dot Corp (a)	10,644		109					$48,680
Hackett Group Inc/The (a)	10,614		41		Consumer Products - 0.22%
Healthcare Services Group Inc	16,037		383		ACCO Brands Corp (a)	23,021		166
Heartland Payment Systems Inc	74,840		1,952		AT Cross Co (a)	3,673		35
HMS Holdings Corp (a)	559,265		12,914		Blyth Inc	4,602		105
Huron Consulting Group Inc (a)	55,344		1,597		Central Garden and Pet Co - A Shares (a)	2,560		29
Insperity Inc	6,479		169		Prestige Brands Holdings Inc (a)	9,418		164
Intersections Inc	3,684		34		SodaStream International Ltd (a)	57,171		2,044
K12 Inc (a)	6,469		132		Spectrum Brands Holdings Inc	5,470		249
Kenexa Corp (a)	7,538		346		Tumi Holdings Inc (a)	5,972		134
Kforce Inc (a)	11,678		130		WD-40 Co	4,462		213
Landauer Inc	2,589		150					$3,139
Matthews International Corp	5,947		171
MAXIMUS Inc	154,847		8,545		Cosmetics & Personal Care - 0.20%
Medifast Inc (a)	6,154		157		Elizabeth Arden Inc (a)	58,874		2,778
Monro Muffler Brake Inc	169,102		5,736		Inter Parfums Inc	5,205		95
Multi-Color Corp	186		4					$2,873
National Research Corp	1,086		55		Distribution & Wholesale - 0.70%
On Assignment Inc (a)	10,414		199		Beacon Roofing Supply Inc (a)	13,129		425
PAREXEL International Corp (a)	16,232		498
Performant Financial Corp (a)	2,246		22		Core-Mark Holding Co Inc	825		40
(a)					Houston Wire & Cable Co	2,812		31
Providence Service Corp/The	1,040		11		LKQ Corp (a)	350,236		7,316
RPX Corp (a)	8,397		88		MWI Veterinary Supply Inc (a)	3,488		366
Sotheby's	5,766		180		Owens & Minor Inc	14,723		419
Standard Parking Corp (a)	6,957		159
(a)					Pool Corp	12,960		546
Steiner Leisure Ltd	4,224		186		Titan Machinery Inc (a)	7,484		177

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Electronics (continued)
United Stationers Inc	1,002		$29		Zagg Inc (a)	10,999		$79
Watsco Inc	7,133		488		Zygo Corp (a)	978		18
			$9,837					$9,522

Diversified Financial Services - 2.00%					Energy - Alternate Sources - 0.02%
Affiliated Managers Group Inc (a)	62,194		7,868		Clean Energy Fuels Corp (a)	15,778		181
BGC Partners Inc	28,059		131		Renewable Energy Group Inc (a)	1,697		8
Cohen & Steers Inc	5,179		145		Saratoga Resources Inc (a)	7,836		39
Credit Acceptance Corp (a)	2,187		179					$228
DFC Global Corp (a)	9,830		166
Diamond Hill Investment Group Inc	1,191		92		Engineering & Construction - 0.50%
					Aegion Corp (a)	2,461		45
Duff & Phelps Corp	3,690		46
Ellie Mae Inc (a)	6,971		174		Argan Inc	957		17
					Dycom Industries Inc (a)	436,984		6,223
Encore Capital Group Inc (a)	4,751		138
					Exponent Inc (a)	3,832		211
Epoch Holding Corp	7,048		154		MasTec Inc (a)	13,279		300
Evercore Partners Inc - Class A	1,156		32		Mistras Group Inc (a)	6,928		153
Financial Engines Inc (a)	11,062		266
					MYR Group Inc (a)	5,028		106
GAMCO Investors Inc	2,783		136
Greenhill & Co Inc	8,161		389					$7,055
Higher One Holdings Inc (a)	14,276		180		Entertainment - 1.19%
MarketAxess Holdings Inc	10,047		314		Bally Technologies Inc (a)	30,500		1,522
MicroFinancial Inc	1,386		11		Carmike Cinemas Inc (a)	2,486		34
Nationstar Mortgage Holdings Inc (a)	32,052		1,158		Churchill Downs Inc	1,848		121
Netspend Holdings Inc (a)	13,406		144		Lions Gate Entertainment Corp (a)	20,256		338
Ocwen Financial Corp (a)	140,091		5,403		Multimedia Games Holding Co Inc (a)	11,825		188
Portfolio Recovery Associates Inc (a)	4,886		511		National CineMedia Inc	466,305		7,209
Pzena Investment Management Inc	3,612		20		SHFL Entertainment Inc (a)	425,036		6,006
Regional Management Corp (a)	2,086		36		Six Flags Entertainment Corp	20,067		1,146
Stifel Financial Corp (a)	220,027		6,975		Vail Resorts Inc	3,028		172
Virtus Investment Partners Inc (a)	1,415		136
WageWorks Inc (a)	1,729		34					$16,736
Walter Investment Management Corp (a)	60,500		2,924		Environmental Control - 0.91%
Westwood Holdings Group Inc	2,870		111		Calgon Carbon Corp (a)	12,331		153
World Acceptance Corp (a)	2,975		199		Ceco Environmental Corp	2,604		23
			$28,072		Darling International Inc (a)	10,146		168
					EnergySolutions Inc (a)	9,457		27
Electric - 0.00%					GSE Holding Inc (a)	3,551		28
Ormat Technologies Inc	2,155		41		Mine Safety Appliances Co	7,885		304
Otter Tail Corp	831		20		Tetra Tech Inc (a)	14,769		383
			$61		TRC Cos Inc (a)	5,728		41
Electrical Components & Equipment - 0.94%					US Ecology Inc	5,075		121
Acuity Brands Inc	131,148		8,485		Waste Connections Inc	349,993		11,490
AMETEK Inc	72,058		2,562					$12,738
Belden Inc	11,569		414		Food - 1.40%
Coleman Cable Inc	3,353		32		Arden Group Inc	261		26
EnerSys Inc (a)	4,889		168		B&G Foods Inc	14,709		445
Graham Corp	4,292		77		Calavo Growers Inc	5,268		124
Littelfuse Inc	5,478		294		Cal-Maine Foods Inc	3,529		152
Universal Display Corp (a)	36,824		1,207		Chefs' Warehouse Inc/The (a)	347,712		5,368
			$13,239		Fresh Market Inc/The (a)	48,100		2,728
					Hain Celestial Group Inc (a)	66,005		3,815
Electronics - 0.68%
American Science & Engineering Inc	699		44		J&J Snack Foods Corp	4,270		245
Analogic Corp	3,322		245		Lancaster Colony Corp	5,543		403
Badger Meter Inc	4,129		177		Lifeway Foods Inc	1,826		17
					Post Holdings Inc (a)	5,517		174
Coherent Inc (a)	2,975		136
Cymer Inc (a)	2,310		184		Sanderson Farms Inc	5,613		254
					Smart Balance Inc (a)	89,306		1,063
Daktronics Inc	3,890		34
FARO Technologies Inc (a)	4,727		190		Snyders-Lance Inc	9,511		241
FEI Co	10,052		553		SUPERVALU Inc	71,370		222
II-VI Inc (a)	10,865		179		Tootsie Roll Industries Inc	6,519		174
					TreeHouse Foods Inc (a)	7,367		395
Measurement Specialties Inc (a)	5,913		193
					United Natural Foods Inc (a)	55,346		2,947
Mesa Laboratories Inc	1,119		55		WhiteWave Foods Co (a)	49,800		820
Multi-Fineline Electronix Inc (a)	607		13
NVE Corp (a)	2,004		104					$19,613
OSI Systems Inc (a)	31,756		2,517		Forest Products & Paper - 0.07%
PerkinElmer Inc	123,300		3,814		Buckeye Technologies Inc	6,386		167
Plexus Corp (a)	6,786		183		Clearwater Paper Corp (a)	5,234		207
Rogers Corp (a)	2,971		117		Deltic Timber Corp	2,641		179
Sypris Solutions Inc	3,044		19		Neenah Paper Inc	4,121		107
Woodward Inc	19,955		668		Orchids Paper Products Co	1,187		23

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Forest Products & Paper (continued)					Healthcare - Products (continued)
PH Glatfelter Co	3,102		$55		West Pharmaceutical Services Inc	5,858		$316
Schweitzer-Mauduit International Inc	6,400		224		Young Innovations Inc	1,079		37
			$962					$87,113

Gas - 0.02%					Healthcare - Services - 2.83%
Piedmont Natural Gas Co Inc	2,662		85		Acadia Healthcare Co Inc (a)	5,580		115
South Jersey Industries Inc	2,862		145		Air Methods Corp (a)	3,477		381
			$230		AMERIGROUP Corp (a)	110,911		10,130
					Amsurg Corp (a)	4,481		128
Hand & Machine Tools - 0.51%					Bio-Reference Labs Inc (a)	6,735		187
Franklin Electric Co Inc	6,224		360		Centene Corp (a)	13,949		530
Lincoln Electric Holdings Inc	156,874		6,804		Covance Inc (a)	209,555		10,207
			$7,164		Emeritus Corp (a)	8,423		189
Healthcare - Products - 6.20%					Ensign Group Inc/The	4,673		136
Abaxis Inc (a)	6,015		221		HealthSouth Corp (a)	21,866		484
ABIOMED Inc (a)	9,058		180		IPC The Hospitalist Co Inc (a)	132,616		4,574
Accuray Inc (a)	19,836		138		Magellan Health Services Inc (a)	613		31
Align Technology Inc (a)	132,092		3,511		Mednax Inc (a)	87,033		6,004
ArthroCare Corp (a)	6,251		188		Metropolitan Health Networks Inc (a)	12,293		134
AtriCure Inc (a)	5,555		36		Molina Healthcare Inc (a)	1,061		27
Atrion Corp	702		143		Skilled Healthcare Group Inc (a)	7,687		60
BG Medicine Inc (a)	4,739		11		Sunrise Senior Living Inc (a)	12,888		185
Cantel Medical Corp	5,744		149		US Physical Therapy Inc	5,227		140
Cardiovascular Systems Inc (a)	7,442		87		Vanguard Health Systems Inc (a)	11,876		115
Cepheid Inc (a)	90,777		2,751		WellCare Health Plans Inc (a)	127,311		6,060
Conceptus Inc (a)	8,385		158					$39,817
Cooper Cos Inc/The	45,118		4,330		Holding Companies - Diversified - 0.00%
Cyberonics Inc (a)	32,175		1,488
					Horizon Pharma Inc (a)	8,513		22
Cynosure Inc (a)	2,086		55
DexCom Inc (a)	16,613		218
Endologix Inc (a)	156,996		2,113		Home Builders - 0.61%
Exactech Inc (a)	879		15		Beazer Homes USA Inc (a)	55,500		915
Female Health Co/The	7,831		55		Meritage Homes Corp (a)	28,360		1,049
Genomic Health Inc (a)	30,944		967		Pulte Group Inc (a)	139,800		2,424
Globus Medical Inc (a)	3,096		53		Ryland Group Inc/The	123,408		4,180
Haemonetics Corp (a)	6,862		561					$8,568
HeartWare International Inc (a)	84,793		7,121
Henry Schein Inc (a)	108,421		7,999		Home Furnishings - 1.80%
					DTS Inc/CA (a)	8,123		170
ICU Medical Inc (a)	3,083		183
IDEXX Laboratories Inc (a)	67,964		6,538		Ethan Allen Interiors Inc	5,738		169
ImmunoCellular Therapeutics Ltd (a)	17,605		32		Harman International Industries Inc	195,671		8,205
					La-Z-Boy Inc (a)	6,590		107
Insulet Corp (a)	11,589		246
					Select Comfort Corp (a)	405,666		11,290
Integra LifeSciences Holdings Corp (a)	4,954		190
					Skullcandy Inc (a)	431,223		5,222
IRIS International Inc (a)	6,875		134
					TiVo Inc (a)	15,103		153
Luminex Corp (a)	11,301		182
MAKO Surgical Corp (a)	8,765		133					$25,316
Masimo Corp (a)	343,768		7,552		Insurance - 0.17%
Meridian Bioscience Inc	10,957		216		Amtrust Financial Services Inc	1,812		44
Merit Medical Systems Inc (a)	1,053		15		Brown & Brown Inc	68,300		1,745
Natus Medical Inc (a)	7,796		88		eHealth Inc (a)	8,460		184
NuVasive Inc (a)	4,606		66		Employers Holdings Inc	2,717		50
NxStage Medical Inc (a)	13,341		149		First American Financial Corp	4,172		95
OraSure Technologies Inc (a)	14,847		135		Greenlight Capital Re Ltd (a)	3,385		86
Orthofix International NV (a)	4,105		163		Homeowners Choice Inc	643		14
PhotoMedex Inc (a),(b)	4,783		64		Montpelier Re Holdings Ltd ADR	2,746		63
PSS World Medical Inc (a)	495,612		14,184		Navigators Group Inc/The (a)	1,819		96
QIAGEN NV (a)	47,300		825					$2,377
Quidel Corp (a)	7,641		134
Rochester Medical Corp (a)	4,016		42		Internet - 4.81%
Rockwell Medical Technologies Inc (a)	8,793		63		Active Network Inc/The (a)	17,248		153
Sirona Dental Systems Inc (a)	139,333		7,978		Ancestry.com Inc (a)	8,381		265
Spectranetics Corp (a)	8,380		122		Bankrate Inc (a)	18,019		193
STAAR Surgical Co (a)	15,683		101		Bazaarvoice Inc (a)	408,337		5,210
STERIS Corp	11,549		411		Blucora Inc (a)	2,736		48
SurModics Inc (a)	1,496		27		Blue Nile Inc (a)	3,824		144
Symmetry Medical Inc (a)	5,050		46		Boingo Wireless Inc (a)	6,821		50
Tornier NV (a)	4,667		80		BroadSoft Inc (a)	300,996		11,504
Unilife Corp (a)	35,675		98		CafePress Inc (a)	2,049		12
Utah Medical Products Inc	1,454		49		Cogent Communications Group Inc	12,426		270
Vascular Solutions Inc (a)	6,844		103		comScore Inc (a)	8,563		121
Volcano Corp (a)	484,377		13,863		Constant Contact Inc (a)	8,396		104

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Machinery - Diversified (continued)
DealerTrack Holdings Inc (a)	341,396		$9,331		Tennant Co	5,382		$201
Dice Holdings Inc (a)	20,167		178					$47,745
ExactTarget Inc (a)	429,471		10,015
Global Sources Ltd (a)	1,230		7		Media - 0.02%
HealthStream Inc (a)	5,294		135		Belo Corp	14,786		111
					Demand Media Inc (a)	9,639		82
HomeAway Inc (a)	306,346		7,876
					Nexstar Broadcasting Group Inc (a)	1,235		14
IAC/InterActiveCorp	81,216		3,927
Liquidity Services Inc (a)	6,522		269		Sinclair Broadcast Group Inc	1,446		18
magicJack VocalTec Ltd (a)	4,516		92					$225
Move Inc (a)	17,424		145		Metal Fabrication & Hardware - 1.83%
NIC Inc	17,860		255		Dynamic Materials Corp	2,125		28
OpenTable Inc (a)	6,231		293		Haynes International Inc	2,459		125
Pandora Media Inc (a)	588,750		4,940		Mueller Industries Inc	1,960		86
Perficient Inc (a)	10,636		121		RBC Bearings Inc (a)	154,442		7,670
Responsys Inc (a)	15,832		142		Sun Hydraulics Corp	5,963		159
Sapient Corp (a)	460,623		4,735		Valmont Industries Inc	130,196		17,589
Sourcefire Inc (a)	8,181		350					$25,657
Spark Networks Inc (a)	4,954		33
SPS Commerce Inc (a)	3,422		124		Mining - 0.14%
Stamps.com Inc (a)	6,291		173		AMCOL International Corp	5,693		180
support.com Inc (a)	15,174		70		Coeur d'Alene Mines Corp (a)	54,651		1,689
Synacor Inc (a)	2,813		15		Gold Resource Corp	8,276		138
TIBCO Software Inc (a)	111,849		2,820		United States Lime & Minerals Inc (a)	704		31
Travelzoo Inc (a)	3,081		55					$2,038
ValueClick Inc (a)	12,447		208
VASCO Data Security International Inc (a)	5,632		40		Miscellaneous Manufacturing - 2.64%
VirnetX Holding Corp (a)	10,021		301		Actuant Corp	239,982		6,777
Web.com Group Inc (a)	62,204		981		AO Smith Corp	50,999		3,099
Websense Inc (a)	10,003		132		AZZ Inc	7,072		279
					Blount International Inc (a)	13,986		185
XO Group Inc (a)	11,311		91
Zillow Inc (a)	44,214		1,652		Carlisle Cos Inc	111,690		6,204
Zix Corp (a)	26,262		76		CLARCOR Inc	14,499		656
					EnPro Industries Inc (a)	4,797		175
			$67,656		GP Strategies Corp (a)	5,966		115
Investment Companies - 0.00%					Handy & Harman Ltd (a)	2,111		31
Main Street Capital Corp	838		25		Hexcel Corp (a)	686,300		17,542
					Hillenbrand Inc	15,106		309
					John Bean Technologies Corp	8,260		127
Iron & Steel - 0.00%					Koppers Holdings Inc	5,652		202
Metals USA Holdings Corp	1,269		19		LSB Industries Inc (a)	5,038		203
					Movado Group Inc	567		18
Leisure Products & Services - 0.77%					Myers Industries Inc	9,300		138
Arctic Cat Inc (a)	3,466		126		Park-Ohio Holdings Corp (a)	3,341		74
Brunswick Corp/DE	24,462		577		Raven Industries Inc	10,356		283
Interval Leisure Group Inc	10,821		206		Smith & Wesson Holding Corp (a)	17,787		171
Life Time Fitness Inc (a)	217,439		9,761		Standex International Corp	1,248		58
Town Sports International Holdings Inc (a)	10,013		126		Sturm Ruger & Co Inc	5,298		250
			$10,796		Trimas Corp (a)	8,110		204
								$37,100
Lodging - 0.51%
Ameristar Casinos Inc	6,953		127		Office Furnishings - 0.63%
Orient-Express Hotels Ltd (a)	588,166		6,899		Herman Miller Inc	16,340		317
Ryman Hospitality Properties (a)	4,970		194		HNI Corp	12,207		336
			$7,220		Interface Inc	558,436		7,991
					Knoll Inc	9,344		135
Machinery - Diversified - 3.40%					Steelcase Inc	4,534		45
Altra Holdings Inc	7,260		131					$8,824
Applied Industrial Technologies Inc	10,956		445
Cascade Corp	190		12		Oil & Gas - 2.22%
Chart Industries Inc (a)	136,635		9,673		Alon USA Energy Inc	3,416		45
Cognex Corp	11,967		436		Apco Oil and Gas International Inc	3,869		49
DXP Enterprises Inc (a)	3,886		191		Approach Resources Inc (a)	65,764		1,620
Flow International Corp (a)	4,508		15		Arabian American Development Co (a)	8,816		75
Gardner Denver Inc	143,396		9,942		Berry Petroleum Co	12,702		489
IDEX Corp	349,038		14,844		Carrizo Oil & Gas Inc (a)	9,311		250
iRobot Corp (a)	6,664		120		Clayton Williams Energy Inc (a)	240		10
Lindsay Corp	3,561		272		Contango Oil & Gas Co (a)	3,220		158
Middleby Corp (a)	80,408		10,047		CVR Energy Inc (a)	4,870		179
Nordson Corp	16,000		945		Energy XXI Bermuda Ltd	15,989		529
Robbins & Myers Inc	4,452		264		Evolution Petroleum Corp (a)	7,324		60
Sauer-Danfoss Inc	5,175		207		Gulfport Energy Corp (a)	75,001		2,488
					Halcon Resources Corp (a)	26,231		170

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					Pharmaceuticals (continued)
Isramco Inc (a)	449		$45		Medivation Inc (a)	64,200		$3,282
Kodiak Oil & Gas Corp (a)	64,404		595		Natural Grocers by Vitamin Cottage Inc (a)	36,400		738
Laredo Petroleum Holdings Inc (a)	302,474		6,137		Nektar Therapeutics (a)	22,300		201
Magnum Hunter Resources Corp - Warrants	2,431		—		Neogen Corp (a)	6,454		276
(a),(b),(c)					Neurocrine Biosciences Inc (a)	17,184		126
Matador Resources Co (a)	476,969		4,212		Obagi Medical Products Inc (a)	8,319		103
Midstates Petroleum Co Inc (a)	4,854		30		Onyx Pharmaceuticals Inc (a)	70,230		5,503
Northern Oil and Gas Inc (a)	17,061		259		Opko Health Inc (a)	28,125		120
Oasis Petroleum Inc (a)	339,674		9,976		Optimer Pharmaceuticals Inc (a)	236,576		2,257
Panhandle Oil and Gas Inc	2,914		79		Osiris Therapeutics Inc (a)	7,305		77
Rex Energy Corp (a)	125,380		1,660		Pacira Pharmaceuticals Inc/DE (a)	8,194		130
Rosetta Resources Inc (a)	14,732		678		Pernix Therapeutics Holdings (a)	4,036		32
SM Energy Co	18,350		990		Pharmacyclics Inc (a)	62,651		3,827
Vaalco Energy Inc (a)	15,564		127		POZEN Inc (a)	10,668		64
W&T Offshore Inc	1,050		18		Progenics Pharmaceuticals Inc (a)	13,059		37
Warren Resources Inc (a)	4,777		14		Questcor Pharmaceuticals Inc	14,571		371
Western Refining Inc	9,113		227		Rigel Pharmaceuticals Inc (a)	13,925		124
			$31,169		Santarus Inc (a)	15,075		138
					Schiff Nutrition International Inc (a)	5,772		195
Oil & Gas Services - 2.02%					Sciclone Pharmaceuticals Inc (a)	24,530		135
C&J Energy Services Inc (a)	5,910		115
					SIGA Technologies Inc (a)	15,612		45
Dril-Quip Inc (a)	47,057		3,259
					Sucampo Pharmaceuticals Inc (a)	5,324		27
Flotek Industries Inc (a)	13,964		155
					Synageva BioPharma Corp (a)	54,185		2,291
Forum Energy Technologies Inc (a)	133,761		2,984
					Synutra International Inc (a)	7,649		32
Geospace Technologies Corp (a)	3,644		236
					TESARO Inc (a)	148,620		2,416
Global Geophysical Services Inc (a)	8,972		41
					Theravance Inc (a)	16,712		376
ION Geophysical Corp (a)	35,501		229
					Threshold Pharmaceuticals Inc (a)	19,934		82
Lufkin Industries Inc	9,166		458		USANA Health Sciences Inc (a)	2,727		118
Matrix Service Co (a)	1,589		17
					Vanda Pharmaceuticals Inc (a)	12,543		42
Mitcham Industries Inc (a)	3,578		49
					Ventrus Biosciences Inc (a)	5,545		17
Oceaneering International Inc	145,468		7,612		Vivus Inc (a)	24,172		360
Oil States International Inc (a)	96,126		7,027
					Zogenix Inc (a)	24,193		59
Pioneer Energy Services Corp (a)	5,533		37
Targa Resources Corp	7,799		397					$67,281
TGC Industries Inc (a)	6,295		46		Pipelines - 0.01%
Thermon Group Holdings Inc (a)	231,699		5,755		Crosstex Energy Inc	10,192		139
Willbros Group Inc (a)	4,011		21

			$28,438		Real Estate - 0.18%
Packaging & Containers - 0.01%					HFF Inc (a)	12,078		168
AEP Industries Inc (a)	1,800		115		Realogy Holdings Corp (a)	53,600		1,905
					Sovran Self Storage Inc	7,460		431
								$2,504
Pharmaceuticals - 4.79%
Achillion Pharmaceuticals Inc (a)	323,011		3,049		REITS - 0.36%
Akorn Inc (a)	519,318		6,237		Acadia Realty Trust	12,379		318
Alkermes PLC (a)	29,520		547		Alexander's Inc	570		253
Amicus Therapeutics Inc (a)	13,019		66		Apollo Residential Mortgage Inc	1,055		23
Anika Therapeutics Inc (a)	5,088		57		Associated Estates Realty Corp	9,601		144
Array BioPharma Inc (a)	39,588		164		Coresite Realty Corp	4,409		100
Auxilium Pharmaceuticals Inc (a)	13,262		272		DuPont Fabros Technology Inc	8,147		175
AVANIR Pharmaceuticals Inc (a)	55,415		158		EastGroup Properties Inc	7,526		392
BioDelivery Sciences International Inc (a)	9,187		47		Glimcher Realty Trust	34,891		372
BioScrip Inc (a)	5,317		49		Highwoods Properties Inc	16,867		544
Biospecifics Technologies Corp (a)	1,983		32		LTC Properties Inc	2,889		95
Catamaran Corp (a)	357,130		16,843		Monmouth Real Estate Investment Corp	7,767		86
ChemoCentryx Inc (a)	2,400		27		National Health Investors Inc	5,982		320
Cumberland Pharmaceuticals Inc (a)	2,837		17		Omega Healthcare Investors Inc	29,730		682
Dusa Pharmaceuticals Inc (a)	9,794		67		Potlatch Corp	7,051		271
Dyax Corp (a)	43,905		132		PS Business Parks Inc	4,306		276
Endocyte Inc (a)	13,142		126		Saul Centers Inc	3,361		146
Furiex Pharmaceuticals Inc (a)	3,179		61		Strategic Hotels & Resorts Inc (a)	36,610		201
Hi-Tech Pharmacal Co Inc (a)	1,779		56		Sun Communities Inc	8,356		351
Idenix Pharmaceuticals Inc (a)	35,271		126		Urstadt Biddle Properties Inc	7,533		143
Impax Laboratories Inc (a)	234,882		4,991		Washington Real Estate Investment Trust	5,911		152
Infinity Pharmaceuticals Inc (a)	6,658		149					$5,044
Ironwood Pharmaceuticals Inc (a)	20,906		243
Isis Pharmaceuticals Inc (a)	27,459		237		Retail - 10.83%
					Aeropostale Inc (a)	22,475		269
Jazz Pharmaceuticals PLC (a)	117,324		6,304
					AFC Enterprises Inc (a)	6,677		169
MannKind Corp (a)	50,304		95
					America's Car-Mart Inc/TX (a)	3,454		145
MAP Pharmaceuticals Inc (a)	183,820		2,834
					ANN Inc (a)	228,929		8,049
Medicis Pharmaceutical Corp	15,987		694

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Semiconductors (continued)
Asbury Automotive Group Inc (a)	6,761		$214		Cabot Microelectronics Corp	6,581		$196
Biglari Holdings Inc (a)	48		17		Cavium Inc (a)	196,478		6,519
BJ's Restaurants Inc (a)	5,915		196		Ceva Inc (a)	7,799		118
Bloomin' Brands Inc (a)	5,992		82		Cirrus Logic Inc (a)	93,283		3,803
Bob Evans Farms Inc	1,711		65		Cree Inc (a)	32,519		986
Body Central Corp (a)	6,984		70		Fairchild Semiconductor International Inc (a)	505,481		5,944
Bravo Brio Restaurant Group Inc (a)	8,683		115		GT Advanced Technologies Inc (a)	28,155		122
Buckle Inc/The	7,675		347		Hittite Microwave Corp (a)	8,891		504
Buffalo Wild Wings Inc (a)	5,089		387		Mellanox Technologies Ltd (a)	74,279		5,717
Cabela's Inc (a)	219,898		9,854		Micrel Inc	14,177		137
Casey's General Stores Inc	9,181		473		Microsemi Corp (a)	275,198		5,283
Cash America International Inc	3,488		136		Monolithic Power Systems Inc (a)	8,524		166
Cato Corp/The	7,441		211		Power Integrations Inc	8,010		237
CEC Entertainment Inc	5,181		161		QLogic Corp (a)	10,311		97
Cheesecake Factory Inc/The	14,943		494		Semtech Corp (a)	266,039		6,643
Chico's FAS Inc	242,600		4,512		Teradyne Inc (a)	393,300		5,750
Children's Place Retail Stores Inc/The (a)	2,536		148		Ultratech Inc (a)	58,881		1,820
Coinstar Inc (a)	8,659		406		Veeco Instruments Inc (a)	219,758		6,746
Conn's Inc (a)	5,643		143		Volterra Semiconductor Corp (a)	157,096		2,855
Cracker Barrel Old Country Store Inc	5,271		336					$57,837
Denny's Corp (a)	32,600		150
Destination Maternity Corp	2,598		49		Software - 7.26%
					ACI Worldwide Inc (a)	33,269		1,301
Dick's Sporting Goods Inc	160,509		8,025		Actuate Corp (a)	19,922		106
DineEquity Inc (a)	4,161		261
					Advent Software Inc (a)	8,914		193
Domino's Pizza Inc	96,250		3,910
DSW Inc	16,726		1,047		American Software Inc/Georgia	10,416		85
					Aspen Technology Inc (a)	433,364		10,739
Einstein Noah Restaurant Group Inc	2,146		33		athenahealth Inc (a)	9,823		632
Express Inc (a)	24,521		273
					AVG Technologies NV (a)	3,348		35
Ezcorp Inc (a)	9,834		193
Finish Line Inc/The	8,318		173		Blackbaud Inc	10,947		260
First Cash Financial Services Inc (a)	8,159		364		Broadridge Financial Solutions Inc	377,271		8,658
					CommVault Systems Inc (a)	197,149		12,315
Five Below Inc (a)	115,273		3,820
Francesca's Holdings Corp (a)	385,970		11,398		Computer Programs & Systems Inc	3,030		148
					Concur Technologies Inc (a)	55,795		3,695
Genesco Inc (a)	19,520		1,118
					Cornerstone OnDemand Inc (a)	9,279		260
Gordmans Stores Inc (a)	3,653		55
					CSG Systems International Inc (a)	8,453		174
Hibbett Sports Inc (a)	173,372		9,360
					Demandware Inc (a)	175,280		5,204
HSN Inc	10,753		559
Jack in the Box Inc (a)	9,882		257		Ebix Inc	5,798		126
					Eloqua Inc (a)	2,983		70
Jos A Bank Clothiers Inc (a)	6,321		296
					EPAM Systems Inc (a)	2,100		38
Lumber Liquidators Holdings Inc (a)	255,100		14,240
Nathan's Famous Inc (a)	1,153		32		EPIQ Systems Inc	1,104		14
					Epocrates Inc (a)	7,545		74
Panera Bread Co (a)	56,898		9,595
					Exa Corp (a)	2,007		25
Pantry Inc/The (a)	714		9
Papa John's International Inc (a)	5,149		275		Fair Isaac Corp	9,490		442
					Greenway Medical Technologies (a)	2,757		46
Penske Automotive Group Inc	4,730		145		Guidance Software Inc (a)	6,340		77
PetMed Express Inc	8,623		94		Guidewire Software Inc (a)	263,711		8,080
Pier 1 Imports Inc	209,148		4,266		Infoblox Inc (a)	3,257		54
Pricesmart Inc	95,720		7,944		Informatica Corp (a)	208,474		5,658
Red Robin Gourmet Burgers Inc (a)	2,905		97
					Innodata Inc (a)	9,821		35
Rite Aid Corp (a)	25,095		29
					Interactive Intelligence Group Inc (a)	354,550		11,243
Roundy's Inc	8,635		45		JDA Software Group Inc (a)	4,189		160
rue21 inc (a)	4,288		129
					MedAssets Inc (a)	132,056		2,342
Ruth's Hospitality Group Inc (a)	15,216		101
					Medidata Solutions Inc (a)	6,091		256
Sonic Corp (a)	13,394		134
					Mediware Information Systems (a)	1,109		24
Susser Holdings Corp (a)	29,358		1,055
					MicroStrategy Inc (a)	2,359		223
Systemax Inc (a)	243		3
Texas Roadhouse Inc	17,106		278		Monotype Imaging Holdings Inc	10,129		155
					NetSuite Inc (a)	49,400		3,137
Ulta Salon Cosmetics & Fragrance Inc	106,078		9,783		Omnicell Inc (a)	1,712		25
Vera Bradley Inc (a)	5,590		167
Vitamin Shoppe Inc (a)	310,842		17,792		Opnet Technologies Inc	3,619		154
					Parametric Technology Corp (a)	33,124		668
Williams-Sonoma Inc	38,500		1,780		PDF Solutions Inc (a)	10,420		138
World Fuel Services Corp	258,456		8,968
Zumiez Inc (a)	274,423		6,946		Pegasystems Inc	329,023		7,722
					Proofpoint Inc (a)	2,646		35
			$152,247		QAD Inc (a)	2,791		34
Savings & Loans - 0.01%					QLIK Technologies Inc (a)	23,552		434
Oritani Financial Corp	6,831		104		Quality Systems Inc	10,842		189
					RealPage Inc (a)	9,923		217
					Rosetta Stone Inc (a)	2,342		27
Semiconductors - 4.12%					SciQuest Inc (a)	7,897		120
Applied Micro Circuits Corp (a)	723,021		4,194
					SolarWinds Inc (a)	137,213		6,942

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Software (continued)					Transportation (continued)
SS&C Technologies Holdings Inc (a)	4,008		$96		Landstar System Inc	135,185	$6,847
Synchronoss Technologies Inc (a)	7,012		144		Old Dominion Freight Line Inc (a)	17,284	580
Take-Two Interactive Software Inc (a)	18,674		208		PHI Inc (a)	461	14
Tangoe Inc (a)	68,844		890		Quality Distribution Inc (a)	3,450	30
Tyler Technologies Inc (a)	8,333		398		Roadrunner Transportation Systems Inc (a)	312,054	5,440
Ultimate Software Group Inc (a)	71,737		7,271		Saia Inc (a)	1,311	30
Verint Systems Inc (a)	6,036		165		Swift Transportation Co (a)	22,561	220
			$101,961		UTI Worldwide Inc	550,782	7,650
					Werner Enterprises Inc	10,874	252
Storage & Warehousing - 0.00%							$53,872
Wesco Aircraft Holdings Inc (a)	1,955		26
					Trucking & Leasing - 0.02%
					TAL International Group Inc	4,010	137

Telecommunications 8x8 Inc (a) - 1.82%	30,539		200		Textainer Group Holdings Ltd	6,140	185
Acme Packet Inc (a)	238,596		3,946				$322
ADTRAN Inc	17,680		299		Water - 0.03%
Allot Communications Ltd (a)	37,200		869		American States Water Co	855	37
Anaren Inc (a)	812		15		California Water Service Group	9,049	167
Anixter International Inc	4,807		282		Connecticut Water Service Inc	2,473	76
Arris Group Inc (a)	6,395		88		SJW Corp	1,884	46
Aruba Networks Inc (a)	26,704		485		York Water Co	4,167	72
Atlantic Tele-Network Inc	3,886		161				$398
Calix Inc (a)	5,993		40		TOTAL COMMON STOCKS		$1,324,544
Ciena Corp (a)	464,030		5,758
Cincinnati Bell Inc (a)	30,662		160			Maturity
Comverse Technology Inc (a)	53,126		350		REPURCHASE AGREEMENTS - 5.56%	Amount (000's)	Value (000's)
Consolidated Communications Holdings Inc	11,540		178		Banks - 5.56%
DigitalGlobe Inc (a)	6,079		158		Investment in Joint Trading Account; Credit	$25,847	$25,847
EXFO Inc (a)	520,510		2,373		Suisse Repurchase Agreement; 0.25%
Extreme Networks (a)	40,663		133		dated 10/31/2012 maturing 11/01/2012
EZchip Semiconductor Ltd (a)	49,541		1,536		(collateralized by US Government
General Communication Inc (a)	16,736		146		Securities; $26,363,908; 0.00%; dated
Globecomm Systems Inc (a)	7,862		85		05/15/15 - 08/15/37)
HickoryTech Corp	5,284		56		Investment in Joint Trading Account; Deutsche	12,062	12,062
IDT Corp - Class B	6,275		63		Bank Repurchase Agreement; 0.32% dated
Infinera Corp (a)	23,557		116		10/31/2012 maturing 11/01/2012
InterDigital Inc/PA	10,593		403		(collateralized by US Government
Iridium Communications Inc (a)	3,086		23		Securities; $12,303,157; 0.28% - 2.50%;
Ixia (a)	11,781		165		dated 11/04/13 - 10/17/19)
LogMeIn Inc (a)	5,347		132		Investment in Joint Trading Account; JP	18,093	18,093
Loral Space & Communications Inc	2,896		228		Morgan Repurchase Agreement; 0.25%
Lumos Networks Corp	6,059		48		dated 10/31/2012 maturing 11/01/2012
Netgear Inc (a)	169,045		6,003		(collateralized by US Government
NTELOS Holdings Corp	6,595		101		Securities; $18,454,737; 3.50% - 11.25%;
Numerex Corp (a)	4,428		51		dated 02/15/15 - 11/15/39)
Orbcomm Inc (a)	7,657		27		Investment in Joint Trading Account; Merrill	22,179	22,178
Plantronics Inc	4,018		130		Lynch Repurchase Agreement; 0.23%
Premiere Global Services Inc (a)	4,993		42		dated 10/31/2012 maturing 11/01/2012
Primus Telecommunications Group Inc	5,251		77		(collateralized by US Government
RF Micro Devices Inc (a)	15,198		67		Securities; $22,621,990; 0.00% - 9.38%;
RigNet Inc (a)	5,320		99		dated 01/15/13 - 07/15/32)
Tessco Technologies Inc	1,185		25				$78,180
Ubiquiti Networks Inc (a)	4,523		53		TOTAL REPURCHASE AGREEMENTS		$78,180
ViaSat Inc (a)	8,960		348		Total Investments		$1,402,724
			$25,519		Other Assets in Excess of Liabilities, Net - 0.18%		$2,471

Toys, Games & Hobbies - 0.11%					TOTAL NET ASSETS - 100.00%		$1,405,195
LeapFrog Enterprises Inc (a)	179,380		1,586
					(a) Non-Income Producing Security
Transportation - 3.83%					(b) Security is Illiquid
CAI International Inc (a)	2,256		50		(c)	Market value is determined in accordance with procedures established in
Celadon Group Inc	8,656		148		good faith by the Board of Directors. At the end of the period, the value of
Echo Global Logistics Inc (a)	6,563		110		these securities totaled $0 or 0.00% of net assets.
Forward Air Corp	8,307		277
Genesee & Wyoming Inc (a)	181,298		13,138
Gulfmark Offshore Inc (a)	2,514		81
Heartland Express Inc	10,393		145
HUB Group Inc (a)	10,456		324
Kirby Corp (a)	150,188		8,633
Knight Transportation Inc	654,942		9,903

See accompanying notes

Schedule of Investments SmallCap Growth Fund I October 31, 2012

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		27 .27%
Consumer, Cyclical		17.67%
Industrial		17 .33%
Technology		14 .84%
Financial		9 .91%
Communications		6 .72%
Energy		4 .29%
Basic Materials		1 .74%
Utilities		0 .05%
Diversified		0 .00%
Other Assets in Excess of Liabilities, Net		0 .18%
TOTAL NET ASSETS		100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	1,042	$87,445	$85,058	$(2,387)
Total					$(2,387)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS - 96.20%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.29%					Beverages (continued)
Millennial Media Inc (a)	27,682		$444		Coca-Cola Bottling Co Consolidated	382		$26
					National Beverage Corp (a)	926		14

Aerospace & Defense - 1.56%								$78
Astronics Corp (a)	857		20		Biotechnology - 3.53%
Astronics Corp - Class B (a)	129		3		Acorda Therapeutics Inc (a)	2,031		49
CPI Aerostructures Inc (a)	311		3		Affymax Inc (a)	1,822		41
Cubic Corp	699		34		Agenus Inc (a)	1,107		5
GenCorp Inc (a)	3,782		33		Alnylam Pharmaceuticals Inc (a)	72,847		1,178
HEICO Corp	2,782		108		Arena Pharmaceuticals Inc (a)	8,673		69
Kaman Corp	1,376		51		Arqule Inc (a)	4,830		12
LMI Aerospace Inc (a)	90		2		Cambrex Corp (a)	1,221		15
Moog Inc (a)	407		15		Cubist Pharmaceuticals Inc (a)	3,208		138
National Presto Industries Inc	40		3		Curis Inc (a)	4,866		18
SIFCO Industries Inc	83		1		Dendreon Corp (a)	7,928		30
Teledyne Technologies Inc (a)	675		43		Dynavax Technologies Corp (a)	6,897		29
Triumph Group Inc	31,316		2,049		Emergent Biosolutions Inc (a)	422		6
			$2,365		Exact Sciences Corp (a)	43,834		415
					Exelixis Inc (a)	9,321		44
Agriculture - 0.04%					Halozyme Therapeutics Inc (a)	4,385		23
Alico Inc	123		4		Immunogen Inc (a)	2,915		32
Star Scientific Inc (a)	6,428		20
					Immunomedics Inc (a)	5,098		17
Vector Group Ltd	1,844		30		Incyte Corp Ltd (a)	54,260		866
			$54		Ligand Pharmaceuticals Inc (a)	1,430		22
Airlines - 0.58%					Medicines Co/The (a)	2,760		60
Alaska Air Group Inc (a)	3,555		136		Merrimack Pharmaceuticals Inc (a)	1,248		8
Allegiant Travel Co (a)	773		56		Momenta Pharmaceuticals Inc (a)	1,443		18
Hawaiian Holdings Inc (a)	2,220		13		NPS Pharmaceuticals Inc (a)	182,350		1,685
Republic Airways Holdings Inc (a)	2,121		10		Omeros Corp (a)	1,369		13
SkyWest Inc	274		3		OncoGenex Pharmaceutical Inc (a)	1,192		15
Spirit Airlines Inc (a)	32,264		567		PDL BioPharma Inc	6,051		45
US Airways Group Inc (a)	8,571		104		Repligen Corp (a)	2,215		11
			$889		Seattle Genetics Inc (a)	4,262		107
					Spectrum Pharmaceuticals Inc (a)	3,008		34
Apparel - 1.00%					Trius Therapeutics Inc (a)	1,983		11
Crocs Inc (a)	89,069		1,122		Verastem Inc (a)	36,941		293
G-III Apparel Group Ltd (a)	170		6		Vical Inc (a)	5,692		19
Oxford Industries Inc	632		35		XOMA Corp (a)	4,933		13
RG Barry Corp	636		10		ZIOPHARM Oncology Inc (a)	5,466		26
Steven Madden Ltd (a)	1,988		85
								$5,367
True Religion Apparel Inc	1,280		33
Warnaco Group Inc/The (a)	1,854		131		Building Materials - 2.74%
Wolverine World Wide Inc	2,465		103		AAON Inc	1,526		32
			$1,525		American DG Energy Inc (a)	1,754		4
					Apogee Enterprises Inc	35,498		723
Automobile Parts & Equipment - 0.20%					Drew Industries Inc (a)	724		23
Commercial Vehicle Group Inc (a)	2,230		17
					Eagle Materials Inc	2,321		123
Cooper Tire & Rubber Co	2,731		55		Headwaters Inc (a)	4,873		35
Dana Holding Corp	1,214		16		Nortek Inc (a)	414		25
Dorman Products Inc (a)	1,240		38		Patrick Industries Inc (a)	316		6
Gentherm Inc (a)	2,427		29		PGT Inc (a)	794		3
Tenneco Inc (a)	3,107		95		Trex Co Inc (a)	41,519		1,451
Titan International Inc	2,230		47		USG Corp (a)	65,063		1,738
			$297					$4,163

Banks - 7.43%					Chemicals - 0.44%
Arrow Financial Corp	63		2		Aceto Corp	498		5
Bank of the Ozarks Inc	62,743		2,054		American Vanguard Corp	1,427		51
Bridge Capital Holdings (a)	217		3
					Balchem Corp	1,499		52
Cass Information Systems Inc	762		32		Chemtura Corp (a)	3,515		56
CoBiz Financial Inc	67,099		478		Georgia Gulf Corp	1,109		39
First Horizon National Corp	63,890		595		Hawkins Inc	730		29
Signature Bank/New York NY (a)	18,236		1,299
					HB Fuller Co	2,557		78
Susquehanna Bancshares Inc	157,151		1,630		Innophos Holdings Inc	1,116		53
SVB Financial Group (a)	30,943		1,751		Innospec Inc (a)	229		7
Texas Capital Bancshares Inc (a)	43,059		2,044
					KMG Chemicals Inc	622		11
Walker & Dunlop Inc (a)	82,831		1,376		Landec Corp (a)	505		5
Westamerica Bancorporation	689		30		Olin Corp	2,820		58
			$11,294		OMNOVA Solutions Inc (a)	3,794		30
Beverages - 0.05%					PolyOne Corp	3,764		71
Boston Beer Co Inc/The (a)	350		38		Quaker Chemical Corp	289		15
					Rentech Inc (a)	12,211		32

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Chemicals (continued)					Commercial Services (continued)
Stepan Co	406		$39		VistaPrint NV (a)	1,743		$53
TPC Group Inc (a)	745		34		WEX Inc (a)	1,987		147
Zep Inc	754		11					$3,643

			$676		Computers - 1.87%
Coal - 0.03%					3D Systems Corp (a)	23,518		1,023
SunCoke Energy Inc (a)	2,533		41		CACI International Inc (a)	158		8
					Computer Task Group Inc (a)	960		18
					Cray Inc (a)	3,042		37
Commercial Services - 2.40%					Datalink Corp (a)	1,216		10
Acacia Research Corp (a)	2,624		68
Accretive Health Inc (a)	2,857		34		Digimarc Corp	583		12
					Echelon Corp (a)	1,658		6
Advisory Board Co/The (a)	1,538		73
					Electronics for Imaging Inc (a)	240		4
American Public Education Inc (a)	922		34
					Fortinet Inc (a)	59,160		1,146
American Reprographics Co (a)	517		2
					iGate Corp (a)	1,646		26
AMN Healthcare Services Inc (a)	1,794		18
					j2 Global Inc	1,935		58
Arbitron Inc	1,353		49		LivePerson Inc (a)	2,814		44
Avis Budget Group Inc (a)	4,683		77
					Manhattan Associates Inc (a)	1,040		62
Barrett Business Services Inc	557		17		Mentor Graphics Corp (a)	2,571		40
Bridgepoint Education Inc (a)	1,371		14
					MTS Systems Corp	838		42
Brink's Co/The	2,138		56		Netscout Systems Inc (a)	1,873		46
Capella Education Co (a)	691		22
					Quantum Corp (a)	1,159		1
Cardtronics Inc (a)	2,256		64
					RealD Inc (a)	3,104		29
CDI Corp	135		2		Stratasys Inc (a)	1,110		74
Chemed Corp	981		66		Super Micro Computer Inc (a)	2,079		17
Corporate Executive Board Co	1,769		80		Synaptics Inc (a)	1,738		40
Corvel Corp (a)	502		21
CoStar Group Inc (a)	1,439		119		Syntel Inc	771		46
					Unisys Corp (a)	1,145		20
Deluxe Corp	1,806		57		Virtusa Corp (a)	1,525		26
Dollar Thrifty Automotive Group Inc (a)	778		60
					Vocera Communications Inc (a)	230		6
Electro Rent Corp	152		2
ExamWorks Group Inc (a)	445		6					$2,841
ExlService Holdings Inc (a)	1,197		36		Consumer Products - 0.13%
Forrester Research Inc	1,156		33		ACCO Brands Corp (a)	4,255		31
Franklin Covey Co (a)	775		9		AT Cross Co (a)	678		6
Global Cash Access Holdings Inc (a)	3,362		24		Blyth Inc	851		20
Grand Canyon Education Inc (a)	2,023		44		Central Garden and Pet Co - A Shares (a)	473		5
Green Dot Corp (a)	1,967		20		Prestige Brands Holdings Inc (a)	1,739		30
Hackett Group Inc/The (a)	1,960		8		Spectrum Brands Holdings Inc	1,009		46
Healthcare Services Group Inc	2,962		71		Tumi Holdings Inc (a)	1,104		25
Heartland Payment Systems Inc	1,985		52		WD-40 Co	822		39
HMS Holdings Corp (a)	4,378		101					$202
Huron Consulting Group Inc (a)	1,210		35
Insperity Inc	1,197		31		Cosmetics & Personal Care - 0.05%
					Elizabeth Arden Inc (a)	1,210		57
Intersections Inc	679		6
K12 Inc (a)	1,195		25		Inter Parfums Inc	962		18
Kenexa Corp (a)	1,394		64					$75
Kforce Inc (a)	2,158		24
					Distribution & Wholesale - 4.35%
Landauer Inc	478		28		Beacon Roofing Supply Inc (a)	2,425		78
Matthews International Corp	1,099		32		Core-Mark Holding Co Inc	152		7
MAXIMUS Inc	1,738		96		Houston Wire & Cable Co	520		6
Medifast Inc (a)	1,137		29		MWI Veterinary Supply Inc (a)	38,741		4,069
Monro Muffler Brake Inc	1,591		54		Owens & Minor Inc	2,719		77
Multi-Color Corp	60		1		Pool Corp	2,393		101
National Research Corp	200		10		Titan Machinery Inc (a)	1,384		33
On Assignment Inc (a)	1,925		37
PAREXEL International Corp (a)	2,998		92		United Stationers Inc	185		5
(a)					Watsco Inc	1,319		90
Performant Financial Corp	415		4		WESCO International Inc (a)	33,130		2,150
Providence Service Corp/The (a)	192		2
RPX Corp (a)	1,551		16					$6,616
Sotheby's	1,066		33		Diversified Financial Services - 0.74%
Standard Parking Corp (a)	1,286		29		BGC Partners Inc	5,186		24
Steiner Leisure Ltd (a)	780		34		Cohen & Steers Inc	957		27
Strayer Education Inc	607		35		Credit Acceptance Corp (a)	404		33
Team Health Holdings Inc (a)	1,432		38		DFC Global Corp (a)	1,818		31
Team Inc (a)	1,051		34		Diamond Hill Investment Group Inc	220		17
TMS International Corp (a)	404		4		Duff & Phelps Corp	682		8
TNS Inc (a)	2,006		29		Ellie Mae Inc (a)	1,289		32
TrueBlue Inc (a)	1,526		20		Encore Capital Group Inc (a)	878		25
United Rentals Inc (a)	30,184		1,227		Epoch Holding Corp	1,302		29
Valassis Communications Inc (a)	1,328		35		Evercore Partners Inc - Class A	214		6

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Diversified Financial Services (continued)					Entertainment - 1.75%
Financial Engines Inc (a)	16,269		$391		Carmike Cinemas Inc (a)	38,887		$529
GAMCO Investors Inc	514		25		Churchill Downs Inc	341		22
Greenhill & Co Inc	1,509		72		Lions Gate Entertainment Corp (a)	3,742		62
Higher One Holdings Inc (a)	2,642		33		Multimedia Games Holding Co Inc (a)	28,824		459
MarketAxess Holdings Inc	1,859		58		National CineMedia Inc	1,543		24
MicroFinancial Inc	256		2		SHFL Entertainment Inc (a)	100,341		1,418
Nationstar Mortgage Holdings Inc (a)	860		31		Six Flags Entertainment Corp	2,007		115
Netspend Holdings Inc (a)	2,476		27		Vail Resorts Inc	560		32
Ocwen Financial Corp (a)	528		20					$2,661
Portfolio Recovery Associates Inc (a)	903		94
Pzena Investment Management Inc	665		4		Environmental Control - 0.15%
					Calgon Carbon Corp (a)	2,277		28
Regional Management Corp (a)	385		7
Stifel Financial Corp (a)	1,341		43		Ceco Environmental Corp	481		4
					Darling International Inc (a)	1,875		31
Virtus Investment Partners Inc (a)	262		25
					EnergySolutions Inc (a)	1,749		5
WageWorks Inc (a)	319		6
					GSE Holding Inc (a)	656		5
Westwood Holdings Group Inc	542		21
World Acceptance Corp (a)	550		37		Mine Safety Appliances Co	1,457		56
					Tetra Tech Inc (a)	2,730		71
			$1,128		TRC Cos Inc (a)	1,058		8
Electric - 0.01%					US Ecology Inc	938		23
Ormat Technologies Inc	398		7					$231
Otter Tail Corp	153		4
			$11		Food - 1.03%
					Arden Group Inc	48		5
Electrical Components & Equipment - 0.25%					B&G Foods Inc	2,722		82
Acuity Brands Inc	2,235		145		Calavo Growers Inc	974		23
Belden Inc	2,138		77		Cal-Maine Foods Inc	652		28
Coleman Cable Inc	579		6		Chefs' Warehouse Inc/The (a)	877		13
EnerSys Inc (a)	904		31		Hain Celestial Group Inc (a)	2,074		120
Graham Corp	792		14		J&J Snack Foods Corp	788		45
Littelfuse Inc	1,012		54		Lancaster Colony Corp	1,027		75
Universal Display Corp (a)	1,752		57		Lifeway Foods Inc	313		3
			$384		Post Holdings Inc (a)	1,019		32
					Sanderson Farms Inc	1,039		47
Electronics - 2.49%					Smart Balance Inc (a)	65,475		779
American Science & Engineering Inc	129		8		Snyders-Lance Inc	1,760		45
Analogic Corp	613		45		SUPERVALU Inc	13,210		41
Badger Meter Inc	764		33		Tootsie Roll Industries Inc	1,205		32
Coherent Inc (a)	550		25
					TreeHouse Foods Inc (a)	1,363		73
Cymer Inc (a)	428		34
					United Natural Foods Inc (a)	2,189		117
Daktronics Inc	719		6					$1,560
FARO Technologies Inc (a)	65,780		2,644
FEI Co	1,858		102		Forest Products & Paper - 0.12%
II-VI Inc (a)	2,009		33		Buckeye Technologies Inc	1,179		31
Measurement Specialties Inc (a)	1,093		36		Clearwater Paper Corp (a)	968		38
Mesa Laboratories Inc	206		10		Deltic Timber Corp	489		33
Multi-Fineline Electronix Inc (a)	112		2		Neenah Paper Inc	761		20
NVE Corp (a)	396		21		Orchids Paper Products Co	219		4
OSI Systems Inc (a)	1,024		81		PH Glatfelter Co	573		10
Plexus Corp (a)	1,256		34		Schweitzer-Mauduit International Inc	1,182		42
Rogers Corp (a)	549		22					$178
Sypris Solutions Inc	562		4
Woodward Inc	3,693		124		Gas - 0.03%
Zagg Inc (a)	72,246		519		Piedmont Natural Gas Co Inc	491		15
Zygo Corp (a)	179		3		South Jersey Industries Inc	528		27
			$3,786					$42

Energy - Alternate Sources - 0.03%					Hand & Machine Tools - 0.04%
Clean Energy Fuels Corp (a)	2,914		33		Franklin Electric Co Inc	1,149		66
Renewable Energy Group Inc (a)	313		2
Saratoga Resources Inc (a)	1,447		7		Healthcare - Products - 3.56%
			$42		Abaxis Inc (a)	21,093		776
					ABIOMED Inc (a)	1,673		33
Engineering & Construction - 0.10%					Accuray Inc (a)	3,672		25
Aegion Corp (a)	455		8
					Align Technology Inc (a)	30,595		813
Argan Inc	176		3		ArthroCare Corp (a)	1,155		35
Exponent Inc (a)	708		39
					AtriCure Inc (a)	1,029		7
MasTec Inc (a)	2,456		56
Mistras Group Inc (a)	1,282		28		Atrion Corp	129		26
					BG Medicine Inc (a)	876		2
MYR Group Inc (a)	930		20
					Cantel Medical Corp	1,061		28
			$154		Cardiovascular Systems Inc (a)	1,377		16
					Cepheid Inc (a)	24,923		756

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products (continued)					Home Builders (continued)
Conceptus Inc (a)	1,549		$29		Meritage Homes Corp (a)	36,117		$1,336
Cyberonics Inc (a)	1,398		65		Ryland Group Inc/The	1,110		37
Cynosure Inc (a)	385		10		Standard Pacific Corp (a)	140,446		969
DexCom Inc (a)	3,073		40					$3,801
Endologix Inc (a)	2,770		37
Exactech Inc (a)	163		3		Home Furnishings - 1.19%
					DTS Inc/CA (a)	1,501		31
Female Health Co/The	1,446		10
Genomic Health Inc (a)	888		28		Ethan Allen Interiors Inc	1,060		31
					La-Z-Boy Inc (a)	1,217		20
Globus Medical Inc (a)	573		10
					Select Comfort Corp (a)	35,991		1,002
Greatbatch Inc (a)	49,380		1,085
					Skullcandy Inc (a)	56,959		690
Haemonetics Corp (a)	1,266		103
					TiVo Inc (a)	2,794		28
HeartWare International Inc (a)	727		61
ICU Medical Inc (a)	569		34					$1,802
ImmunoCellular Therapeutics Ltd (a)	3,252		6		Insurance - 0.08%
Insulet Corp (a)	2,143		45		Amtrust Financial Services Inc	334		8
Integra LifeSciences Holdings Corp (a)	915		35		eHealth Inc (a)	1,562		34
IRIS International Inc (a)	1,270		25		Employers Holdings Inc	501		9
Luminex Corp (a)	2,087		34		First American Financial Corp	770		17
MAKO Surgical Corp (a)	1,621		24		Greenlight Capital Re Ltd (a)	625		16
Masimo Corp (a)	2,590		57		Homeowners Choice Inc	118		3
Meridian Bioscience Inc	2,023		40		Montpelier Re Holdings Ltd ADR	507		12
Merit Medical Systems Inc (a)	195		3		Navigators Group Inc/The (a)	336		18
Natus Medical Inc (a)	1,440		16					$117
NuVasive Inc (a)	851		12
NxStage Medical Inc (a)	2,464		28		Internet - 5.56%
OraSure Technologies Inc (a)	2,744		25		Active Network Inc/The (a)	3,192		28
Orthofix International NV (a)	759		30		Ancestry.com Inc (a)	1,547		49
PhotoMedex Inc (a),(b)	41,404		551		Bankrate Inc (a)	3,335		36
PSS World Medical Inc (a)	2,531		72		Bazaarvoice Inc (a)	36,241		462
Quidel Corp (a)	1,412		25		Blucora Inc (a)	505		9
Rochester Medical Corp (a)	741		8		Blue Nile Inc (a)	707		27
Rockwell Medical Technologies Inc (a)	1,626		12		Boingo Wireless Inc (a)	1,260		9
Spectranetics Corp (a)	1,551		23		Brightcove Inc (a)	89,296		1,127
STAAR Surgical Co (a)	2,897		19		BroadSoft Inc (a)	1,405		54
STERIS Corp	2,134		76		CafePress Inc (a)	378		2
SurModics Inc (a)	276		5		Cogent Communications Group Inc	2,295		50
Symmetry Medical Inc (a)	933		8		comScore Inc (a)	1,584		22
Tornier NV (a)	862		15		Constant Contact Inc (a)	1,554		19
Unilife Corp (a)	6,603		18		DealerTrack Holdings Inc (a)	1,938		53
Utah Medical Products Inc	268		9		Dice Holdings Inc (a)	3,725		33
Vascular Solutions Inc (a)	1,263		19		ExactTarget Inc (a)	71,548		1,668
Volcano Corp (a)	2,668		76		Global Sources Ltd (a)	228		1
West Pharmaceutical Services Inc	1,082		58		HealthStream Inc (a)	978		25
Young Innovations Inc	199		7		HomeAway Inc (a)	27,875		717
			$5,413		Liquidity Services Inc (a)	1,204		50
					magicJack VocalTec Ltd (a)	834		17
Healthcare - Services - 2.44%					Move Inc (a)	3,225		27
Acadia Healthcare Co Inc (a)	97,075		1,997		NIC Inc	3,301		47
Air Methods Corp (a)	642		70		OpenTable Inc (a)	1,150		54
Amsurg Corp (a)	827		24		Pandora Media Inc (a)	77,469		650
Bio-Reference Labs Inc (a)	1,245		34		Perficient Inc (a)	1,964		22
Centene Corp (a)	2,576		98		Responsys Inc (a)	2,928		26
Emeritus Corp (a)	1,557		35		Saba Software Inc (a)	135,845		1,369
Ensign Group Inc/The	864		25		Sapient Corp (a)	6,223		64
HealthSouth Corp (a)	4,039		89		Shutterstock Inc (a)	1,859		44
IPC The Hospitalist Co Inc (a)	33,745		1,164		Sourcefire Inc (a)	33,073		1,416
Magellan Health Services Inc (a)	113		6		Spark Networks Inc (a)	915		6
Metropolitan Health Networks Inc (a)	2,276		25		SPS Commerce Inc (a)	634		23
Molina Healthcare Inc (a)	196		5		Stamps.com Inc (a)	1,164		32
Skilled Healthcare Group Inc (a)	1,420		11		support.com Inc (a)	2,808		13
Sunrise Senior Living Inc (a)	2,384		34		Synacor Inc (a)	519		3
US Physical Therapy Inc	966		26		Travelzoo Inc (a)	569		10
Vanguard Health Systems Inc (a)	2,193		21		ValueClick Inc (a)	2,258		38
WellCare Health Plans Inc (a)	1,043		50		VASCO Data Security International Inc (a)	1,041		7
			$3,714		VirnetX Holding Corp (a)	1,851		56
					Web.com Group Inc (a)	1,572		25
Holding Companies - Diversified - 0.00%					Websense Inc (a)	1,847		24
Horizon Pharma Inc (a)	1,575		4
					XO Group Inc (a)	2,089		17
					Zix Corp (a)	4,871		14
Home Builders - 2.50%								$8,445
Hovnanian Enterprises Inc (a)	339,259		1,459

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Investment Companies - 0.00%					Miscellaneous Manufacturing (continued)
Main Street Capital Corp	154		$5		Koppers Holdings Inc	1,043		$37
					LSB Industries Inc (a)	928		37
					Movado Group Inc	104		3
Iron & Steel - 0.54%					Myers Industries Inc	1,718		26
Carpenter Technology Corp	16,730		813		Park-Ohio Holdings Corp (a)	669		15
Metals USA Holdings Corp	234		4		Raven Industries Inc	14,679		400
			$817		Smith & Wesson Holding Corp (a)	3,285		32
Leisure Products & Services - 0.75%					Standex International Corp	236		11
Arctic Cat Inc (a)	640		23		Sturm Ruger & Co Inc	979		46
Black Diamond Inc (a)	90,166		857		Trimas Corp (a)	1,498		38
Brunswick Corp/DE	4,519		107					$1,174
Interval Leisure Group Inc	1,998		38
Life Time Fitness Inc (a)	2,010		90		Office Furnishings - 0.13%
Town Sports International Holdings Inc (a)	1,849		23		Herman Miller Inc	3,018		58
					HNI Corp	2,254		62
			$1,138		Interface Inc	2,626		38
Lodging - 0.04%					Knoll Inc	1,727		25
Ameristar Casinos Inc	1,286		23		Steelcase Inc	837		8
Ryman Hospitality Properties (a)	918		36					$191

			$59		Oil & Gas - 4.14%
Machinery - Diversified - 2.93%					Alon USA Energy Inc	633		8
Altra Holdings Inc	1,340		24		Apco Oil and Gas International Inc	714		9
Applied Industrial Technologies Inc	2,027		82		Approach Resources Inc (a)	1,714		42
Cascade Corp	32		2		Arabian American Development Co (a)	1,628		14
Chart Industries Inc (a)	20,976		1,485		Berry Petroleum Co	2,348		90
Cognex Corp	2,210		81		Carrizo Oil & Gas Inc (a)	1,721		46
DXP Enterprises Inc (a)	718		35		Clayton Williams Energy Inc (a)	45		2
Flow International Corp (a)	833		3		Contango Oil & Gas Co (a)	593		29
iRobot Corp (a)	1,231		22		CVR Energy Inc (a)	900		33
Lindsay Corp	657		50		Diamondback Energy Inc (a)	29,951		510
Middleby Corp (a)	20,322		2,540		Energy XXI Bermuda Ltd	2,959		98
Robbins & Myers Inc	823		49		Evolution Petroleum Corp (a)	1,354		11
Sauer-Danfoss Inc	957		38		Gulfport Energy Corp (a)	49,343		1,637
Tennant Co	994		37		Halcon Resources Corp (a)	4,844		31
			$4,448		Isramco Inc (a)	82		8
					Kodiak Oil & Gas Corp (a)	96,321		890
Media - 0.89%					Magnum Hunter Resources Corp (a)	394,134		1,506
Belo Corp	2,731		21		Magnum Hunter Resources Corp - Warrants	28,772		—
Demand Media Inc (a)	1,780		15		(a),(b),(c)
Martha Stewart Living Omnimedia	84,229		243		Matador Resources Co (a)	958		8
Nexstar Broadcasting Group Inc (a)	228		3		Midstates Petroleum Co Inc (a)	896		6
Sinclair Broadcast Group Inc	84,706		1,067		Northern Oil and Gas Inc (a)	3,151		48
			$1,349		Oasis Petroleum Inc (a)	4,028		118
Metal Fabrication & Hardware - 0.09%					Panhandle Oil and Gas Inc	537		15
					Rex Energy Corp (a)	70,282		931
Dynamic Materials Corp	392		5		Rosetta Resources Inc (a)	2,726		126
Haynes International Inc	455		23		Vaalco Energy Inc (a)	2,875		24
Mueller Industries Inc	362		16
RBC Bearings Inc (a)	1,171		58		W&T Offshore Inc	194		3
					Warren Resources Inc (a)	826		2
Sun Hydraulics Corp	1,103		30
			$132		Western Refining Inc	1,684		42
								$6,287
Mining - 0.94%
Allied Nevada Gold Corp (a)	35,548		1,312		Oil & Gas Services - 0.67%
AMCOL International Corp	1,051		33		C&J Energy Services Inc (a)	1,091		21
Coeur d'Alene Mines Corp (a)	1,893		58		Dril-Quip Inc (a)	2,071		143
Gold Resource Corp	1,531		26		Flotek Industries Inc (a)	2,584		29
United States Lime & Minerals Inc (a)	130		6		Forum Energy Technologies Inc (a)	23,123		516
					Geospace Technologies Corp (a)	670		43
			$1,435		Global Geophysical Services Inc (a)	1,660		8
Miscellaneous Manufacturing - 0.77%					ION Geophysical Corp (a)	6,556		42
Actuant Corp	1,154		33		Lufkin Industries Inc	1,694		85
AO Smith Corp	554		34		Matrix Service Co (a)	285		3
AZZ Inc	1,306		52		Mitcham Industries Inc (a)	661		9
Blount International Inc (a)	2,585		34		Pioneer Energy Services Corp (a)	1,022		7
CLARCOR Inc	2,683		121		Targa Resources Corp	1,440		73
EnPro Industries Inc (a)	888		32		TGC Industries Inc (a)	1,162		9
GP Strategies Corp (a)	1,102		21		Thermon Group Holdings Inc (a)	1,208		30
Handy & Harman Ltd (a)	390		6		Willbros Group Inc (a)	741		4
Hexcel Corp (a)	4,505		115					$1,022
Hillenbrand Inc	2,791		57
John Bean Technologies Corp	1,527		24

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Packaging & Containers - 0.01%					Real Estate (continued)
AEP Industries Inc (a)	332		$21		Sovran Self Storage Inc	1,378		$80
								$111

Pharmaceuticals - 9.07%					REITS - 1.46%
Achillion Pharmaceuticals Inc (a)	87,685		827		Acadia Realty Trust	2,286		59
Akorn Inc (a)	140,792		1,691		Alexander's Inc	105		47
Alkermes PLC (a)	5,454		101		Apollo Residential Mortgage Inc	195		4
Amicus Therapeutics Inc (a)	2,405		12		Associated Estates Realty Corp	1,775		27
Anacor Pharmaceuticals Inc (a)	46,237		266		Coresite Realty Corp	814		18
Anika Therapeutics Inc (a)	939		11		DuPont Fabros Technology Inc	1,505		32
Array BioPharma Inc (a)	7,327		30		EastGroup Properties Inc	1,390		72
Auxilium Pharmaceuticals Inc (a)	2,451		50		Glimcher Realty Trust	89,794		958
AVANIR Pharmaceuticals Inc (a)	10,257		29		Highwoods Properties Inc	3,122		101
BioDelivery Sciences International Inc (a)	1,697		9		LTC Properties Inc	533		18
BioScrip Inc (a)	101,817		938		Monmouth Real Estate Investment Corp	1,434		16
Biospecifics Technologies Corp (a)	365		6		National Health Investors Inc	1,108		59
ChemoCentryx Inc (a)	443		5		Omega Healthcare Investors Inc	5,502		126
Cumberland Pharmaceuticals Inc (a)	524		3		Potlatch Corp	1,303		50
Dusa Pharmaceuticals Inc (a)	121,626		834		PS Business Parks Inc	795		51
Dyax Corp (a)	8,115		24		Saul Centers Inc	621		27
Endocyte Inc (a)	2,432		23		Strategic Hotels & Resorts Inc (a)	6,763		37
Furiex Pharmaceuticals Inc (a)	587		11		Sun Communities Inc	1,546		65
Hi-Tech Pharmacal Co Inc (a)	328		10		Tanger Factory Outlet Centers	12,830		404
Idenix Pharmaceuticals Inc (a)	6,523		23		Urstadt Biddle Properties Inc	1,391		26
Impax Laboratories Inc (a)	3,355		71		Washington Real Estate Investment Trust	1,092		28
Infinity Pharmaceuticals Inc (a)	1,232		28					$2,225
Ironwood Pharmaceuticals Inc (a)	3,869		45
Isis Pharmaceuticals Inc (a)	5,075		44		Retail - 11.94%
Jazz Pharmaceuticals PLC (a)	46,748		2,512		Aeropostale Inc (a)	4,154		50
MannKind Corp (a)	9,311		18		AFC Enterprises Inc (a)	1,234		31
Medicis Pharmaceutical Corp	2,959		128		America's Car-Mart Inc/TX (a)	638		27
Medivation Inc (a)	34,458		1,762		ANN Inc (a)	2,495		88
Nektar Therapeutics (a)	4,122		37		Asbury Automotive Group Inc (a)	1,249		40
Neogen Corp (a)	1,193		51		Biglari Holdings Inc (a)	8		3
Neurocrine Biosciences Inc (a)	3,173		23		BJ's Restaurants Inc (a)	36,404		1,203
Obagi Medical Products Inc (a)	1,537		19		Bloomin' Brands Inc (a)	1,109		15
Opko Health Inc (a)	5,193		22		Bob Evans Farms Inc	316		12
Optimer Pharmaceuticals Inc (a)	2,270		22		Body Central Corp (a)	69,505		694
Osiris Therapeutics Inc (a)	1,239		13		Bravo Brio Restaurant Group Inc (a)	52,063		687
Pacira Pharmaceuticals Inc/DE (a)	1,516		24		Buckle Inc/The	1,418		64
Pernix Therapeutics Holdings (a)	745		6		Buffalo Wild Wings Inc (a)	940		71
Pharmacyclics Inc (a)	2,756		168		Cabela's Inc (a)	2,142		96
POZEN Inc (a)	1,969		12		Casey's General Stores Inc	1,696		87
Progenics Pharmaceuticals Inc (a)	2,412		7		Cash America International Inc	645		25
Questcor Pharmaceuticals Inc	2,691		69		Cato Corp/The	1,372		39
Regulus Therapeutics Inc (a)	103,680		496		CEC Entertainment Inc	956		30
Rigel Pharmaceuticals Inc (a)	2,572		23		Cheesecake Factory Inc/The	2,763		91
Sagent Pharmaceuticals Inc (a)	46,227		697		Children's Place Retail Stores Inc/The (a)	468		27
Santarus Inc (a)	2,789		26		Chuy's Holdings Inc (a)	13,675		334
Sarepta Therapeutics Inc (a)	45,106		961		Coinstar Inc (a)	1,600		75
Schiff Nutrition International Inc (a)	1,066		36		Cracker Barrel Old Country Store Inc	974		62
Sciclone Pharmaceuticals Inc (a)	4,531		25		Denny's Corp (a)	6,022		28
SIGA Technologies Inc (a)	2,889		8		Destination Maternity Corp	480		9
Sucampo Pharmaceuticals Inc (a)	983		5		DineEquity Inc (a)	767		48
Synageva BioPharma Corp (a)	19,182		811		Domino's Pizza Inc	2,597		106
Synutra International Inc (a)	1,413		6		Einstein Noah Restaurant Group Inc	452		7
Theravance Inc (a)	3,091		70		Express Inc (a)	4,529		50
Threshold Pharmaceuticals Inc (a)	3,687		15		Ezcorp Inc (a)	1,816		36
USANA Health Sciences Inc (a)	503		22		Fifth & Pacific Cos Inc (a)	97,080		1,066
Vanda Pharmaceuticals Inc (a)	2,318		8		Finish Line Inc/The	1,536		32
Ventrus Biosciences Inc (a)	1,025		3		First Cash Financial Services Inc (a)	1,508		67
Vivus Inc (a)	38,383		572		Francesca's Holdings Corp (a)	56,702		1,674
Zogenix Inc (a)	4,474		11		Genesco Inc (a)	1,239		71
			$13,779		GNC Holdings Inc	38,425		1,486
					Gordmans Stores Inc (a)	674		10
Pipelines - 0.02%					Hibbett Sports Inc (a)	31,367		1,694
Crosstex Energy Inc	1,884		26		HSN Inc	1,985		103
					Jack in the Box Inc (a)	1,826		48
					Jos A Bank Clothiers Inc (a)	1,170		55
Real Estate - 0.07%					Lumber Liquidators Holdings Inc (a)	1,392		78
HFF Inc (a)	2,229		31
					Mattress Firm Holding Corp (a)	53,006		1,697

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Software (continued)
Nathan's Famous Inc (a)	213		$6		Infoblox Inc (a)	31,457		$523
Pantry Inc/The (a)	131		2		Innodata Inc (a)	1,814		7
Papa John's International Inc (a)	951		51		JDA Software Group Inc (a)	774		30
Penske Automotive Group Inc	873		27		Jive Software Inc (a)	74,413		833
PetMed Express Inc	1,592		17		MedAssets Inc (a)	1,601		28
Pier 1 Imports Inc	4,919		100		Medidata Solutions Inc (a)	1,121		47
Pricesmart Inc	816		68		Mediware Information Systems (a)	205		4
Red Robin Gourmet Burgers Inc (a)	23,611		789		MicroStrategy Inc (a)	436		41
Rite Aid Corp (a)	4,644		5		Monotype Imaging Holdings Inc	1,872		29
Roundy's Inc	1,595		8		Omnicell Inc (a)	35,273		515
rue21 inc (a)	794		24		Opnet Technologies Inc	669		28
Ruth's Hospitality Group Inc (a)	2,810		19		Parametric Technology Corp (a)	6,122		124
Sonic Corp (a)	2,474		25		PDF Solutions Inc (a)	1,925		25
Susser Holdings Corp (a)	380		14		Proofpoint Inc (a)	489		6
Systemax Inc (a)	42		—		QAD Inc (a)	515		6
Teavana Holdings Inc (a)	44,686		471		QLIK Technologies Inc (a)	33,327		613
Texas Roadhouse Inc	3,160		51		Quality Systems Inc	2,004		35
Tilly's Inc (a)	70,420		1,137		RealPage Inc (a)	1,834		40
Ulta Salon Cosmetics & Fragrance Inc	15,745		1,452		Rosetta Stone Inc (a)	433		5
Vera Bradley Inc (a)	1,034		31		SciQuest Inc (a)	1,458		22
Vitamin Shoppe Inc (a)	27,965		1,600		SS&C Technologies Holdings Inc (a)	740		18
Zumiez Inc (a)	1,108		28		Synchronoss Technologies Inc (a)	32,324		663
			$18,141		Take-Two Interactive Software Inc (a)	3,449		38
					Tyler Technologies Inc (a)	1,539		74
Savings & Loans - 0.01%					Ultimate Software Group Inc (a)	18,050		1,830
Oritani Financial Corp	1,261		19		Verint Systems Inc (a)	1,115		30
								$7,206
Semiconductors - 2.96%					Storage & Warehousing - 0.00%
Cabot Microelectronics Corp	1,215		36		Wesco Aircraft Holdings Inc (a)	362		5
Cavium Inc (a)	39,558		1,313
Ceva Inc (a)	1,442		22
Cirrus Logic Inc (a)	2,892		118		Telecommunications - 4.04%
GT Advanced Technologies Inc (a)	5,202		23		8x8 Inc (a)	5,641		37
Hittite Microwave Corp (a)	1,643		93		ADTRAN Inc	3,266		55
Inphi Corp (a)	54,186		453		Anaren Inc (a)	150		3
Integrated Device Technology Inc (a)	122,428		666		Anixter International Inc	888		52
Micrel Inc	2,506		24		Arris Group Inc (a)	1,181		16
Microsemi Corp (a)	39,147		751		Aruba Networks Inc (a)	102,031		1,854
Monolithic Power Systems Inc (a)	1,574		31		Atlantic Tele-Network Inc	717		30
Peregrine Semiconductor Corp (a)	41,279		731		Calix Inc (a)	1,107		7
Power Integrations Inc	1,480		44		Ciena Corp (a)	3,878		48
QLogic Corp (a)	1,904		18		Cincinnati Bell Inc (a)	5,664		30
Semtech Corp (a)	2,891		72		Comverse Technology Inc (a)	9,821		65
Ultratech Inc (a)	1,366		42		Consolidated Communications Holdings Inc	2,133		33
Veeco Instruments Inc (a)	797		24		DigitalGlobe Inc (a)	1,123		29
Volterra Semiconductor Corp (a)	2,085		38		Extreme Networks (a)	7,511		24
			$4,499		General Communication Inc (a)	3,090		27
					Globecomm Systems Inc (a)	1,452		16
Software - 4.74%					HickoryTech Corp	979		10
ACI Worldwide Inc (a)	2,035		80
Actuate Corp (a)	3,680		20		IDT Corp - Class B	1,160		12
					Infinera Corp (a)	4,351		21
Advent Software Inc (a)	1,644		36
					InterDigital Inc/PA	1,957		75
American Software Inc/Georgia	1,925		16		IPG Photonics Corp (a)	44,662		2,371
Aspen Technology Inc (a)	4,517		112
					Iridium Communications Inc (a)	570		4
athenahealth Inc (a)	1,815		117
					Ixia (a)	72,881		1,022
AVG Technologies NV (a)	618		6
					LogMeIn Inc (a)	989		24
Blackbaud Inc	2,024		48		Loral Space & Communications Inc	535		42
CommVault Systems Inc (a)	2,284		143
					Lumos Networks Corp	1,118		9
Computer Programs & Systems Inc	560		27		Netgear Inc (a)	879		31
Cornerstone OnDemand Inc (a)	1,716		48
CSG Systems International Inc (a)	1,561		32		NTELOS Holdings Corp	1,219		19
					Numerex Corp (a)	819		9
Ebix Inc	1,071		23		Orbcomm Inc (a)	1,414		5
Eloqua Inc (a)	552		13
EPAM Systems Inc (a)	388		7		Plantronics Inc	743		24
					Premiere Global Services Inc (a)	922		8
EPIQ Systems Inc	204		2		Primus Telecommunications Group Inc	970		14
Epocrates Inc (a)	1,393		14
					RF Micro Devices Inc (a)	2,809		12
Exa Corp (a)	371		5
					RigNet Inc (a)	982		18
Fair Isaac Corp	1,753		82		Tessco Technologies Inc	219		5
Greenway Medical Technologies (a)	509		8
					Ubiquiti Networks Inc (a)	835		10
Guidance Software Inc (a)	1,173		14
Guidewire Software Inc (a)	24,140		739

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2012

	COMMON STOCKS (continued)	Shares Held	Value	(000	's)	(a) Non-Income Producing Security
						(b) Security is Illiquid
	Telecommunications (continued)					(c)	Market value is determined in accordance with procedures established in
	ViaSat Inc (a)	1,655		$64
						good faith by the Board of Directors. At the end of the period, the value of
				$6,135		these securities totaled $0 or 0.00% of net assets.
	Toys, Games & Hobbies - 0.02%
	LeapFrog Enterprises Inc (a)	4,135		36
						Portfolio Summary (unaudited)
	Transportation - 1.12%					Sector	Percent
	CAI International Inc (a)	417		9		Consumer, Cyclical	24 .45%
	Celadon Group Inc	1,599		27		Consumer, Non-cyclical	22 .30%
	Echo Global Logistics Inc (a)	1,213		20		Financial	13 .57%
	Forward Air Corp	1,535		51		Industrial	12 .29%
	Genesee & Wyoming Inc (a)	2,005		145		Communications	10 .78%
	Gulfmark Offshore Inc (a)	464		15		Technology	9 .57%
	Heartland Express Inc	1,920		27		Energy	4 .89%
	HUB Group Inc (a)	1,934		60		Basic Materials	2 .04%
	Knight Transportation Inc	2,593		39		Utilities	0 .09%
	Old Dominion Freight Line Inc (a)	3,195		107		Diversified	0 .00%
	PHI Inc (a)	85		3		Other Assets in Excess of Liabilities, Net	0 .02%
	Quality Distribution Inc (a)	637		6		TOTAL NET ASSETS	100.00%
	Roadrunner Transportation Systems Inc (a)	62,719		1,093
	Saia Inc (a)	242		6
	Swift Transportation Co (a)	4,170		41
	Werner Enterprises Inc	2,010		47
				$1,696

	Trucking & Leasing - 0.04%
	TAL International Group Inc	741		25
	Textainer Group Holdings Ltd	1,136		35
				$60

	Water- 0.05%
	American States Water Co	157		7
	California Water Service Group	1,671		31
	Connecticut Water Service Inc	457		14
	SJW Corp	348		8
	York Water Co	769		13
				$73
	TOTAL COMMON STOCKS			$146,198
		Maturity
	REPURCHASE AGREEMENTS - 3.78%	Amount (000's)	Value	(000	's)

Banks	- 3.78%
	Investment in Joint Trading Account; Credit	$1,898		$1,898
	Suisse Repurchase Agreement; 0.25%
	dated 10/31/2012 maturing 11/01/2012
	(collateralized by US Government
	Securities; $1,935,595; 0.00%; dated
	05/15/15 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	886		886
	Bank Repurchase Agreement; 0.32% dated
	10/31/2012 maturing 11/01/2012
	(collateralized by US Government
	Securities; $903,278; 0.28% - 2.50%; dated
	11/04/13 - 10/17/19)
	Investment in Joint Trading Account; JP	1,328		1,328
	Morgan Repurchase Agreement; 0.25%
	dated 10/31/2012 maturing 11/01/2012
	(collateralized by US Government
	Securities; $1,354,916; 3.50% - 11.25%;
	dated 02/15/15 - 11/15/39)
	Investment in Joint Trading Account; Merrill	1,628		1,628
	Lynch Repurchase Agreement; 0.23%
	dated 10/31/2012 maturing 11/01/2012
	(collateralized by US Government
	Securities; $1,660,870; 0.00% - 9.38%;
	dated 01/15/13 - 07/15/32)
				$5,740
	TOTAL REPURCHASE AGREEMENTS			$5,740
	Total Investments			$151,938
	Other Assets in Excess of Liabilities, Net - 0.02%			$32
	TOTAL NET ASSETS - 100.00%			$151,970

See accompanying notes

Schedule of Investments SmallCap Growth Fund II October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	80	$6,709	$6,530	$(179)
Total					$(179)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS - 97.63%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.05%					Banks (continued)
Harte-Hanks Inc	45,794		$255		Susquehanna Bancshares Inc	196,324		$2,036
					Texas Capital Bancshares Inc (a)	42,244		2,005
					Tompkins Financial Corp	12,041		488
Aerospace & Defense - 1.94%					TrustCo Bank Corp NY	98,789		551
AAR Corp	42,300		638
Aerovironment Inc (a)	19,920		438		UMB Financial Corp	34,186		1,522
Cubic Corp	16,894		824		Umpqua Holdings Corp	117,834		1,425
					United Bankshares Inc/WV	48,181		1,148
Curtiss-Wright Corp	49,440		1,526		United Community Banks Inc/GA (a)	48,602		423
GenCorp Inc (a)	63,397		559
					ViewPoint Financial Group Inc	37,313		776
Kaman Corp	27,828		1,035		Wilshire Bancorp Inc (a)	65,314		425
Moog Inc (a)	47,703		1,766
National Presto Industries Inc	5,147		383		Wintrust Financial Corp	38,295		1,415
Orbital Sciences Corp (a)	62,170		833					$34,127
Teledyne Technologies Inc (a)	38,773		2,483		Beverages - 0.18%
			$10,485		Boston Beer Co Inc/The (a)	8,847		952

Agriculture - 0.18%
Alliance One International Inc (a)	86,548		263		Biotechnology - 1.35%
Andersons Inc/The	18,217		716		Acorda Therapeutics Inc (a)	42,225		1,011
			$979		Arqule Inc (a)	61,651		155
					Cambrex Corp (a)	31,204		377
Airlines - 0.32%					Cubist Pharmaceuticals Inc (a)	67,228		2,884
Allegiant Travel Co (a)	16,002		1,164
					Emergent Biosolutions Inc (a)	27,070		360
SkyWest Inc	53,975		591		Enzo Biochem Inc (a)	34,846		69
			$1,755		Medicines Co/The (a)	56,335		1,235
Apparel - 1.83%					Momenta Pharmaceuticals Inc (a)	47,897		607
Crocs Inc (a)	95,047		1,198		Spectrum Pharmaceuticals Inc (a)	54,194		605
Iconix Brand Group Inc (a)	71,838		1,330					$7,303
K-Swiss Inc (a)	25,494		58
Maidenform Brands Inc (a)	24,827		464		Building Materials - 1.85%
					AAON Inc	19,634		412
Oxford Industries Inc	15,014		833		Apogee Enterprises Inc	29,847		608
Perry Ellis International Inc (a)	12,439		257
Quiksilver Inc (a)	131,054		419		Comfort Systems USA Inc	39,324		429
					Drew Industries Inc (a)	19,735		625
Skechers U.S.A. Inc (a)	40,096		666
Steven Madden Ltd (a)	42,940		1,843		Eagle Materials Inc	48,404		2,564
					Gibraltar Industries Inc (a)	30,597		381
True Religion Apparel Inc	25,530		655		Griffon Corp	48,442		492
Wolverine World Wide Inc	51,455		2,154		Headwaters Inc (a)	64,363		463
			$9,877		NCI Building Systems Inc (a)	19,929		223
Automobile Parts & Equipment - 0.18%					Quanex Building Products Corp	38,886		769
Spartan Motors Inc	32,813		154		Simpson Manufacturing Co Inc	42,234		1,286
Standard Motor Products Inc	20,542		386		Texas Industries Inc (a)	21,823		941
Superior Industries International Inc	24,372		416		Universal Forest Products Inc	20,783		800
			$956					$9,993

Banks - 6.32%					Chemicals - 2.02%
Bank of the Ozarks Inc	30,966		1,014		A Schulman Inc	31,109		798
BBCN Bancorp Inc	82,157		980		American Vanguard Corp	24,995		893
Boston Private Financial Holdings Inc	83,126		767		Balchem Corp	30,852		1,075
City Holding Co	15,608		548		Hawkins Inc	9,635		377
Columbia Banking System Inc	41,776		740		HB Fuller Co	52,570		1,598
Community Bank System Inc	41,571		1,147		Innophos Holdings Inc	22,978		1,095
CVB Financial Corp	92,695		1,003		Kraton Performance Polymers Inc (a)	33,952		741
First BanCorp/Puerto Rico (a)	73,808		313		OM Group Inc (a)	34,091		690
First Commonwealth Financial Corp	110,287		722		PolyOne Corp	93,320		1,766
First Financial Bancorp	61,610		967		Quaker Chemical Corp	13,702		726
First Financial Bankshares Inc	31,496		1,141		Stepan Co	8,737		837
First Midwest Bancorp Inc/IL	78,828		975		Zep Inc	23,360		335
FNB Corp/PA	147,135		1,579					$10,931
Glacier Bancorp Inc	75,752		1,098		Coal - 0.47%
Hanmi Financial Corp (a)	33,148		411
					Cloud Peak Energy Inc (a)	64,284		1,356
Home BancShares Inc/AR	24,258		840		SunCoke Energy Inc (a)	73,796		1,186
Independent Bank Corp/Rockland MA	22,805		673					$2,542
National Penn Bancshares Inc	128,189		1,145
NBT Bancorp Inc	35,528		756		Commercial Services - 4.86%
Old National Bancorp/IN	106,725		1,310		ABM Industries Inc	53,111		1,009
PacWest Bancorp	33,874		762		American Public Education Inc (a)	19,004		692
Pinnacle Financial Partners Inc (a)	34,325		671		AMN Healthcare Services Inc (a)	43,004		427
PrivateBancorp Inc	65,839		1,064		Arbitron Inc	27,517		1,000
S&T Bancorp Inc	30,475		536		Capella Education Co (a)	12,423		388
Simmons First National Corp	17,689		440		Cardtronics Inc (a)	46,560		1,323
Sterling Bancorp/NY	32,559		311		Career Education Corp (a)	53,782		183

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)					Diversified Financial Services - 2.04%
CDI Corp	14,655		$252		Calamos Asset Management Inc	21,440		$232
Chemed Corp	20,113		1,353		Encore Capital Group Inc (a)	24,297		705
Consolidated Graphics Inc (a)	8,975		265		Financial Engines Inc (a)	42,791		1,027
Corinthian Colleges Inc (a)	81,901		224		Higher One Holdings Inc (a)	34,516		436
Corvel Corp (a)	6,517		277		Interactive Brokers Group Inc - A Shares	43,009		613
Cross Country Healthcare Inc (a)	32,543		143		Investment Technology Group Inc (a)	40,417		341
ExlService Holdings Inc (a)	27,275		808		MarketAxess Holdings Inc	39,249		1,226
Forrester Research Inc	15,346		444		National Financial Partners Corp (a)	42,174		774
Geo Group Inc/The	64,724		1,794		Piper Jaffray Cos (a)	17,207		462
Healthcare Services Group Inc	70,824		1,693		Portfolio Recovery Associates Inc (a)	17,777		1,860
Heartland Payment Systems Inc	40,957		1,068		Stifel Financial Corp (a)	52,415		1,662
Heidrick & Struggles International Inc	17,294		205		SWS Group Inc (a)	29,776		169
Insperity Inc	23,295		608		Virtus Investment Partners Inc (a)	6,103		586
Kelly Services Inc	28,506		379		World Acceptance Corp (a)	13,766		919
Korn/Ferry International (a)	50,503		676					$11,012
Landauer Inc	9,954		577
Lincoln Educational Services Corp	22,574		84		Electric - 1.99%
Live Nation Entertainment Inc (a)	148,409		1,358		Allete Inc	36,290		1,511
MAXIMUS Inc	35,858		1,979		Avista Corp	61,891		1,573
Medifast Inc (a)	14,388		367		CH Energy Group Inc	15,736		1,023
Monro Muffler Brake Inc	30,689		1,041		El Paso Electric Co	42,245		1,436
Navigant Consulting Inc (a)	54,336		564		NorthWestern Corp	39,178		1,403
On Assignment Inc (a)	45,414		866		UIL Holdings Corp	53,356		1,930
PAREXEL International Corp (a)	63,395		1,946		UNS Energy Corp	43,457		1,853
Resources Connection Inc	44,224		546					$10,729
TeleTech Holdings Inc (a)	24,121		406		Electrical Components & Equipment - 1.15%
TrueBlue Inc (a)	42,283		552		Advanced Energy Industries Inc (a)	36,999		437
Universal Technical Institute Inc	22,671		291		Belden Inc	47,169		1,689
Viad Corp	21,335		452		Encore Wire Corp	19,578		604
			$26,240		EnerSys Inc (a)	50,570		1,744
Computers - 2.33%					Littelfuse Inc	22,992		1,232
					Powell Industries Inc (a)	9,501		378
3D Systems Corp (a)	50,177		2,183
					Vicor Corp (a)	20,694		132
Agilysys Inc (a)	14,899		122
CACI International Inc (a)	23,871		1,204					$6,216
CIBER Inc (a)	70,082		219		Electronics - 4.07%
iGate Corp (a)	31,952		513		American Science & Engineering Inc	8,879		564
Insight Enterprises Inc (a)	46,813		757		Analogic Corp	12,891		950
j2 Global Inc	45,157		1,356		Badger Meter Inc	15,050		645
LivePerson Inc (a)	52,748		827		Bel Fuse Inc	11,279		187
Manhattan Associates Inc (a)	21,085		1,265		Benchmark Electronics Inc (a)	59,106		876
Mercury Computer Systems Inc (a)	32,666		268		Brady Corp	49,835		1,533
MTS Systems Corp	16,964		855		Checkpoint Systems Inc (a)	42,629		346
NCI Inc (a)	8,733		49		Coherent Inc (a)	24,885		1,136
Netscout Systems Inc (a)	37,776		934		CTS Corp	35,741		296
Radisys Corp (a)	24,066		68		Cymer Inc (a)	32,700		2,606
Super Micro Computer Inc (a)	27,525		218		Daktronics Inc	38,949		342
Sykes Enterprises Inc (a)	41,115		560		Electro Scientific Industries Inc	26,237		280
Synaptics Inc (a)	34,758		805		ESCO Technologies Inc	28,157		1,054
Virtusa Corp (a)	20,925		359		FARO Technologies Inc (a)	17,846		717
			$12,562		FEI Co	40,098		2,207
					II-VI Inc (a)	57,618		951
Consumer Products - 0.74%					Measurement Specialties Inc (a)	16,227		529
American Greetings Corp	33,296		572
Blyth Inc	11,984		274		Methode Electronics Inc	37,077		375
					Newport Corp (a)	40,283		436
Central Garden and Pet Co - A Shares (a)	43,333		488
					OSI Systems Inc (a)	19,666		1,559
Helen of Troy Ltd (a)	33,421		1,010
Prestige Brands Holdings Inc (a)	53,153		924		Park Electrochemical Corp	20,368		506
					Plexus Corp (a)	36,842		991
WD-40 Co	15,628		748		Rofin-Sinar Technologies Inc (a)	30,063		547
			$4,016		Rogers Corp (a)	17,304		682
Cosmetics & Personal Care - 0.06%					TTM Technologies Inc (a)	55,219		497
Inter Parfums Inc	17,061		312		Watts Water Technologies Inc	29,249		1,177
								$21,989

Distribution & Wholesale - 1.02%					Engineering & Construction - 0.89%
MWI Veterinary Supply Inc (a)	12,610		1,324		Aegion Corp (a)	41,374		764
Pool Corp	49,182		2,072		Dycom Industries Inc (a)	35,394		504
ScanSource Inc (a)	29,076		851		EMCOR Group Inc	70,086		2,254
United Stationers Inc	42,671		1,238		Engility Holdings Inc (a)	17,169		327
			$5,485		Exponent Inc (a)	13,881		763

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Engineering & Construction (continued)					Healthcare - Products (continued)
Orion Marine Group Inc (a)	28,570		$191		Natus Medical Inc (a)	31,436		$355
			$4,803		NuVasive Inc (a)	45,779		660
					Palomar Medical Technologies Inc (a)	18,753		162
Entertainment - 0.61%					PSS World Medical Inc (a)	52,950		1,516
Marriott Vacations Worldwide Corp (a)	30,038		1,182
					SurModics Inc (a)	12,804		230
Multimedia Games Holding Co Inc (a)	29,287		465
					Symmetry Medical Inc (a)	38,570		353
Pinnacle Entertainment Inc (a)	65,554		836
SHFL Entertainment Inc (a)	58,930		833		West Pharmaceutical Services Inc	35,841		1,931
								$18,735
			$3,316
					Healthcare - Services - 1.93%
Environmental Control - 0.84%					Air Methods Corp (a)	12,212		1,339
Calgon Carbon Corp (a)	59,986		743
					Almost Family Inc (a)	8,746		181
Darling International Inc (a)	123,865		2,048
					Amedisys Inc (a)	32,265		356
Tetra Tech Inc (a)	67,032		1,739
					Amsurg Corp (a)	33,255		948
			$4,530		Bio-Reference Labs Inc (a)	25,670		713
Food - 2.68%					Centene Corp (a)	54,296		2,062
B&G Foods Inc	54,778		1,658		Ensign Group Inc/The	18,307		534
Calavo Growers Inc	13,392		316		Gentiva Health Services Inc (a)	29,937		281
Cal-Maine Foods Inc	14,611		630		Healthways Inc (a)	35,304		344
Diamond Foods Inc	23,289		431		IPC The Hospitalist Co Inc (a)	17,528		605
Hain Celestial Group Inc (a)	47,343		2,737		Kindred Healthcare Inc (a)	55,778		547
J&J Snack Foods Corp	15,738		902		LHC Group Inc (a)	16,157		283
Nash Finch Co	12,875		248		Magellan Health Services Inc (a)	28,812		1,445
Sanderson Farms Inc	21,046		953		Molina Healthcare Inc (a)	31,370		786
Seneca Foods Corp - Class A (a)	8,197		234					$10,424
Snyders-Lance Inc	50,547		1,281		Home Builders - 0.83%
Spartan Stores Inc	22,900		329		M/I Homes Inc (a)	21,513		479
TreeHouse Foods Inc (a)	38,081		2,039
					Meritage Homes Corp (a)	32,440		1,200
United Natural Foods Inc (a)	51,487		2,741
					Ryland Group Inc/The	47,097		1,595
			$14,499		Standard Pacific Corp (a)	116,412		803
Forest Products & Paper - 1.21%					Winnebago Industries Inc (a)	30,792		388
Buckeye Technologies Inc	42,069		1,102					$4,465
Clearwater Paper Corp (a)	24,489		968
					Home Furnishings - 0.77%
Deltic Timber Corp	11,464		778		DTS Inc/CA (a)	19,894		417
KapStone Paper and Packaging Corp (a)	40,341		886
					Ethan Allen Interiors Inc	27,330		804
Neenah Paper Inc	16,634		431		La-Z-Boy Inc (a)	55,061		893
PH Glatfelter Co	44,960		801		Select Comfort Corp (a)	59,251		1,649
Schweitzer-Mauduit International Inc	32,813		1,150		Universal Electronics Inc (a)	15,779		271
Wausau Paper Corp	48,826		404		VOXX International Corp (a)	19,959		124
			$6,520					$4,158

Gas - 1.92%					Housewares - 0.48%
Laclede Group Inc/The	22,046		918		Toro Co	61,856		2,612
New Jersey Resources Corp	43,798		1,947
Northwest Natural Gas Co	28,257		1,315
Piedmont Natural Gas Co Inc	75,904		2,419		Insurance - 2.16%
South Jersey Industries Inc	32,505		1,644		Amerisafe Inc (a)	19,104		502
Southwest Gas Corp	48,582		2,112		eHealth Inc (a)	20,783		451
			$10,355		Employers Holdings Inc	32,447		592
					Horace Mann Educators Corp	41,471		797
Hand & Machine Tools - 0.22%					Infinity Property & Casualty Corp	12,333		704
Franklin Electric Co Inc	20,188		1,170		Meadowbrook Insurance Group Inc	49,274		277
					Navigators Group Inc/The (a)	11,067		587
Healthcare - Products - 3.47%					Presidential Life Corp	22,438		314
Abaxis Inc (a)	21,705		798		ProAssurance Corp	32,291		2,887
Affymetrix Inc (a)	74,363		236		RLI Corp	17,876		1,219
Align Technology Inc (a)	75,393		2,004		Safety Insurance Group Inc	13,380		620
Cantel Medical Corp	22,461		584		Selective Insurance Group Inc	57,869		1,070
CONMED Corp	29,930		828		Stewart Information Services Corp	18,749		437
CryoLife Inc	26,309		163		Tower Group Inc	36,374		655
Cyberonics Inc (a)	24,987		1,156		United Fire Group Inc	23,036		548
Greatbatch Inc (a)	24,928		548					$11,660
Haemonetics Corp (a)	27,000		2,206
Hanger Inc (a)	36,015		913		Internet - 1.91%
					Blucora Inc (a)	42,554		747
ICU Medical Inc (a)	13,223		785
					Blue Nile Inc (a)	13,077		494
Integra LifeSciences Holdings Corp (a)	20,497		784
					comScore Inc (a)	33,764		479
Invacare Corp	30,492		416		DealerTrack Holdings Inc (a)	44,916		1,228
Luminex Corp (a)	40,242		647
					Dice Holdings Inc (a)	54,956		485
Meridian Bioscience Inc	43,464		858		HealthStream Inc (a)	20,672		528
Merit Medical Systems Inc (a)	41,704		602
					Liquidity Services Inc (a)	25,462		1,050

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Mining (continued)
Nutrisystem Inc	30,075		$290		Materion Corp	21,521		$451
OpenTable Inc (a)	23,803		1,118					$3,757
PC-Tel Inc	18,295		119
Perficient Inc (a)	34,748		395		Miscellaneous Manufacturing - 2.89%
QuinStreet Inc (a)	27,018		165		Actuant Corp	76,719		2,167
Sourcefire Inc (a)	31,533		1,349		AO Smith Corp	40,860		2,483
Stamps.com Inc (a)	15,559		428		AZZ Inc	26,618		1,050
United Online Inc	95,450		512		Barnes Group Inc	49,450		1,131
VASCO Data Security International Inc (a)	30,273		214		Ceradyne Inc	23,956		838
					EnPro Industries Inc (a)	21,811		797
Websense Inc (a)	38,285		506
					Federal Signal Corp (a)	65,660		379
XO Group Inc (a)	25,876		208
			$10,315		Hillenbrand Inc	65,919		1,349
					John Bean Technologies Corp	30,462		470
Investment Companies - 0.33%					Koppers Holdings Inc	21,872		781
Prospect Capital Corp	152,307		1,803		LSB Industries Inc (a)	19,779		796
					Lydall Inc (a)	17,919		231
					Movado Group Inc	18,542		588
Iron & Steel - 0.11%					Myers Industries Inc	32,689		485
AK Steel Holding Corp	116,488		587		Standex International Corp	13,285		614
					STR Holdings Inc (a)	40,819		88
Leisure Products & Services - 0.72%					Sturm Ruger & Co Inc	20,178		953
Arctic Cat Inc (a)	13,846		502		Tredegar Corp	25,365		430
Brunswick Corp/DE	94,160		2,221					$15,630
Callaway Golf Co	74,738		408
Interval Leisure Group Inc	40,542		773		Office Furnishings - 0.16%
			$3,904		Interface Inc	60,439		865

Lodging - 0.13%
Boyd Gaming Corp (a)	59,272		366		Oil & Gas - 1.41%
					Approach Resources Inc (a)	34,897		859
Marcus Corp	21,033		229		Comstock Resources Inc (a)	47,169		808
Monarch Casino & Resort Inc (a)	10,029		91
					Contango Oil & Gas Co (a)	13,527		665
			$686		Gulfport Energy Corp (a)	52,194		1,732
Machinery - Construction & Mining - 0.12%					PDC Energy Inc (a)	31,864		965
Astec Industries Inc (a)	22,073		636		Penn Virginia Corp	56,734		256
					Petroquest Energy Inc (a)	59,446		363
					Stone Energy Corp (a)	52,160		1,230
Machinery - Diversified - 2.04%					Swift Energy Co (a)	45,162		755
Albany International Corp	30,360		667					$7,633
Applied Industrial Technologies Inc	44,198		1,794
Briggs & Stratton Corp	50,383		995		Oil & Gas Services - 1.78%
Cascade Corp	8,960		582		Basic Energy Services Inc (a)	28,999		301
Cognex Corp	41,993		1,531		Exterran Holdings Inc (a)	68,302		1,365
Intermec Inc (a)	58,996		400		Geospace Technologies Corp (a)	13,428		869
Intevac Inc (a)	24,708		123		Gulf Island Fabrication Inc	15,172		360
iRobot Corp (a)	27,311		491		Hornbeck Offshore Services Inc (a)	33,538		1,162
Lindsay Corp	13,390		1,023		ION Geophysical Corp (a)	126,378		817
Robbins & Myers Inc	44,836		2,658		Lufkin Industries Inc	35,400		1,770
Tennant Co	19,594		733		Matrix Service Co (a)	27,191		285
			$10,997		Pioneer Energy Services Corp (a)	65,316		431
					SEACOR Holdings Inc (a)	20,966		1,839
Media - 0.13%					Tetra Technologies Inc (a)	82,179		440
Digital Generation Inc (a)	26,742		249
Dolan Co/The (a)	30,341		140					$9,639
EW Scripps Co (a)	29,884		317		Pharmaceuticals - 1.50%
			$706		Akorn Inc (a)	71,104		854
					Hi-Tech Pharmacal Co Inc (a)	11,407		358
Metal Fabrication & Hardware - 0.91%					Neogen Corp (a)	23,404		1,001
AM Castle & Co (a)	17,509		213
					PharMerica Corp (a)	31,097		380
CIRCOR International Inc	18,329		632		Questcor Pharmaceuticals Inc	62,841		1,601
Haynes International Inc	12,940		656		Salix Pharmaceuticals Ltd (a)	52,582		2,053
Kaydon Corp	33,789		755		ViroPharma Inc (a)	72,354		1,827
Mueller Industries Inc	40,291		1,765					$8,074
Olympic Steel Inc	9,657		174
RTI International Metals Inc (a)	31,927		727		Publicly Traded Investment Fund - 0.84%
			$4,922		iShares Core S&P Small-Cap ETF	59,897		4,511

Mining - 0.70%
AMCOL International Corp	26,533		838		Real Estate - 0.53%
Century Aluminum Co (a)	54,036		386		Forestar Group Inc (a)	36,523		585
Globe Specialty Metals Inc	67,182		1,010		HFF Inc (a)	34,225		477
Kaiser Aluminum Corp	17,696		1,072		Sovran Self Storage Inc	31,013		1,792
								$2,854

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS - 7.87%					Retail (continued)
Acadia Realty Trust	51,695		$1,328		rue21 inc (a)	16,537		$498
Cedar Realty Trust Inc	57,460		304		Ruth's Hospitality Group Inc (a)	37,252		248
Colonial Properties Trust	87,141		1,885		Sonic Automotive Inc	39,178		760
Cousins Properties Inc	95,468		803		Sonic Corp (a)	57,473		573
DiamondRock Hospitality Co	205,505		1,743		Stage Stores Inc	33,131		812
EastGroup Properties Inc	30,729		1,600		Stein Mart Inc (a)	29,005		228
Entertainment Properties Trust	49,324		2,192		Texas Roadhouse Inc	61,507		1,001
Extra Space Storage Inc	102,004		3,518		Tuesday Morning Corp (a)	43,954		262
Franklin Street Properties Corp	75,987		867		Vitamin Shoppe Inc (a)	31,299		1,792
Getty Realty Corp	28,135		515		Zale Corp (a)	27,484		197
Government Properties Income Trust	45,412		1,008		Zumiez Inc (a)	23,444		593
Healthcare Realty Trust Inc	90,570		2,127					$42,772
Inland Real Estate Corp	81,745		668
Kilroy Realty Corp	77,859		3,458		Savings & Loans - 0.74%
Kite Realty Group Trust	73,835		404		Bank Mutual Corp	45,371		205
LaSalle Hotel Properties	90,842		2,175		Brookline Bancorp Inc	73,803		626
Lexington Realty Trust	154,819		1,469		Dime Community Bancshares Inc	30,291		439
LTC Properties Inc	32,065		1,058		Northwest Bancshares Inc	103,095		1,227
Medical Properties Trust Inc	142,772		1,639		Oritani Financial Corp	40,935		625
Mid-America Apartment Communities Inc	43,287		2,801		Provident Financial Services Inc	57,001		855
Parkway Properties Inc/MD	23,002		317					$3,977
Pennsylvania Real Estate Investment Trust	55,444		917		Semiconductors - 3.84%
Post Properties Inc	57,074		2,786		ATMI Inc (a)	33,636		664
PS Business Parks Inc	18,896		1,212		Brooks Automation Inc	69,747		504
Sabra Health Care REIT Inc	39,019		867		Cabot Microelectronics Corp	24,556		732
Saul Centers Inc	13,345		577		Ceva Inc (a)	23,787		360
Tanger Factory Outlet Centers	98,870		3,111		Cirrus Logic Inc (a)	68,018		2,772
Universal Health Realty Income Trust	13,358		660		Cohu Inc	23,969		211
Urstadt Biddle Properties Inc	26,882		509		Diodes Inc (a)	37,783		573
			$42,518		DSP Group Inc (a)	22,931		126
					Entropic Communications Inc (a)	93,038		447
Retail - 7.92%					Exar Corp (a)	48,137		412
Big 5 Sporting Goods Corp	17,822		159		GT Advanced Technologies Inc (a)	124,976		542
Biglari Holdings Inc (a)	1,269		449
					Hittite Microwave Corp (a)	28,549		1,617
BJ's Restaurants Inc (a)	25,940		857
					Kopin Corp (a)	64,937		244
Brown Shoe Co Inc	42,884		677		Kulicke & Soffa Industries Inc (a)	78,040		801
Buckle Inc/The	28,778		1,300
Buffalo Wild Wings Inc (a)	19,574		1,487		Micrel Inc	50,737		492
					Microsemi Corp (a)	93,681		1,799
Casey's General Stores Inc	40,338		2,079
Cash America International Inc	30,891		1,207		MKS Instruments Inc	55,683		1,316
					Monolithic Power Systems Inc (a)	32,657		635
Cato Corp/The	28,366		805		Nanometrics Inc (a)	22,315		307
CEC Entertainment Inc	17,706		549		Pericom Semiconductor Corp (a)	22,564		174
Children's Place Retail Stores Inc/The (a)	25,369		1,482
Christopher & Banks Corp (a)	38,985		122		Power Integrations Inc	30,364		898
					Rubicon Technology Inc (a)	18,035		157
Coinstar Inc (a)	32,974		1,548
					Rudolph Technologies Inc (a)	33,998		323
Coldwater Creek Inc (a)	21,195		88
					Sigma Designs Inc (a)	35,116		209
Cracker Barrel Old Country Store Inc	24,471		1,558		Supertex Inc (a)	11,184		214
DineEquity Inc (a)	16,212		1,016
Ezcorp Inc (a)	47,443		933		Tessera Technologies Inc	54,709		775
					TriQuint Semiconductor Inc (a)	172,434		810
Fifth & Pacific Cos Inc (a)	119,099		1,308
					Ultratech Inc (a)	27,835		860
Finish Line Inc/The	53,455		1,112		Veeco Instruments Inc (a)	41,236		1,266
First Cash Financial Services Inc (a)	27,718		1,238
					Volterra Semiconductor Corp (a)	26,813		487
Fred's Inc	35,526		481
Genesco Inc (a)	25,582		1,466					$20,727
Group 1 Automotive Inc	22,540		1,398		Software - 3.69%
Haverty Furniture Cos Inc	20,671		310		Avid Technology Inc (a)	31,915		187
Hibbett Sports Inc (a)	27,536		1,487		Blackbaud Inc	47,574		1,131
Hot Topic Inc	44,527		383		Bottomline Technologies Inc (a)	38,784		908
Jack in the Box Inc (a)	46,946		1,221		CommVault Systems Inc (a)	44,024		2,750
Jos A Bank Clothiers Inc (a)	29,409		1,376		Computer Programs & Systems Inc	10,953		535
Kirkland's Inc (a)	15,812		152		CSG Systems International Inc (a)	35,475		731
Lithia Motors Inc	21,893		749		Digi International Inc (a)	27,207		256
Lumber Liquidators Holdings Inc (a)	28,483		1,590		Digital River Inc (a)	37,510		538
MarineMax Inc (a)	24,957		205		Ebix Inc	33,615		732
Men's Wearhouse Inc	50,218		1,647		EPIQ Systems Inc	33,673		411
OfficeMax Inc	91,225		670		Interactive Intelligence Group Inc (a)	15,634		496
Papa John's International Inc (a)	18,514		987		JDA Software Group Inc (a)	45,085		1,719
Pep Boys-Manny Moe & Jack/The	55,809		558		Medidata Solutions Inc (a)	23,259		977
PetMed Express Inc	21,507		234		MicroStrategy Inc (a)	9,097		859
Red Robin Gourmet Burgers Inc (a)	13,862		463		Monotype Imaging Holdings Inc	38,640		592
Ruby Tuesday Inc (a)	63,317		457		Omnicell Inc (a)	35,071		511

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity
Software (continued)					(continued)	Amount (000's)	Value(000	's)
Opnet Technologies Inc	16,054		$681		Banks (continued)
Progress Software Corp (a)	66,724		1,316		Investment in Joint Trading Account; Deutsche $	1,756	$1,756
Quality Systems Inc	41,871		731		Bank Repurchase Agreement; 0.32% dated
Synchronoss Technologies Inc (a)	28,647		587		10/31/2012 maturing 11/01/2012
SYNNEX Corp (a)	27,902		904		(collateralized by US Government
Take-Two Interactive Software Inc (a)	94,949		1,059		Securities; $1,790,664; 0.28% - 2.50%;
Tyler Technologies Inc (a)	27,440		1,312		dated 11/04/13 - 10/17/19)
			$19,923		Investment in Joint Trading Account; JP	2,633	2,633
					Morgan Repurchase Agreement; 0.25%
Storage & Warehousing - 0.13%					dated 10/31/2012 maturing 11/01/2012
Mobile Mini Inc (a)	39,960		696
					(collateralized by US Government
					Securities; $2,685,996; 3.50% - 11.25%;
Telecommunications - 2.18%					dated 02/15/15 - 11/15/39)
Anixter International Inc	29,040		1,702		Investment in Joint Trading Account; Merrill	3,228	3,228
Arris Group Inc (a)	119,260		1,639		Lynch Repurchase Agreement; 0.23%
Atlantic Tele-Network Inc	9,828		407		dated 10/31/2012 maturing 11/01/2012
Black Box Corp	17,765		389		(collateralized by US Government
Cbeyond Inc (a)	32,277		247		Securities; $3,292,519; 0.00% - 9.38%;
Cincinnati Bell Inc (a)	207,871		1,083		dated 01/15/13 - 07/15/32)
Comtech Telecommunications Corp	18,914		476				$11,379
General Communication Inc (a)	34,382		301		TOTAL REPURCHASE AGREEMENTS		$11,379
Harmonic Inc (a)	123,317		535		Total Investments		$538,570
LogMeIn Inc (a)	23,455		579		Other Assets in Excess of Liabilities, Net - 0.26%		$1,396
Lumos Networks Corp	15,581		123		TOTAL NET ASSETS - 100.00%		$539,966
Netgear Inc (a)	40,072		1,423
Neutral Tandem Inc	31,472		145
Novatel Wireless Inc (a)	34,833		58		(a) Non-Income Producing Security
NTELOS Holdings Corp	15,875		242
Oplink Communications Inc (a)	20,076		298
Symmetricom Inc (a)	43,828		270
					Portfolio Summary (unaudited)
USA Mobility Inc	23,326		258		Sector		Percent
ViaSat Inc (a)	41,712		1,620
					Financial		22 .10%
			$11,795		Industrial		18 .48%
Textiles - 0.32%					Consumer, Non-cyclical		16 .95%
G&K Services Inc	19,905		642		Consumer, Cyclical		15 .47%
UniFirst Corp/MA	15,747		1,095		Technology		9 .86%
			$1,737		Communications		4 .27%
					Utilities		4 .07%
Toys, Games & Hobbies - 0.05%					Basic Materials		4 .04%
Jakks Pacific Inc	21,800		281		Energy		3 .66%
					Exchange Traded Funds		0 .84%
Transportation - 1.56%					Other Assets in Excess of Liabilities, Net		0 .26%
Arkansas Best Corp	25,084		202		TOTAL NET ASSETS		100.00%
Bristow Group Inc	37,649		1,879
Forward Air Corp	30,672		1,024
Heartland Express Inc	48,616		678
HUB Group Inc (a)	37,393		1,160
Knight Transportation Inc	62,127		939
Old Dominion Freight Line Inc (a)	74,395		2,495
Overseas Shipholding Group Inc	26,041		29
			$8,406

Water- 0.16%
American States Water Co	19,929		877

TOTAL COMMON STOCKS			$527,191
	Maturity
REPURCHASE AGREEMENTS - 2.11%	Amount (000's)	Value	(000	's)

Banks- 2.11%
Investment in Joint Trading Account; Credit	$3,762		$3,762
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $3,837,136; 0.00%; dated
05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	119	$9,826	$9,714	$(112)
Total					$(112)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS - 95.28%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.03%					Automobile Parts & Equipment (continued)
Harte-Hanks Inc	60,317		$336		Commercial Vehicle Group Inc (a)	4,583		$35
Marchex Inc	5,536		23		Cooper Tire & Rubber Co	5,533		111
Valuevision Media Inc (a)	10,662		24		Dana Holding Corp	105,038		1,382
			$383		Dorman Products Inc (a)	12,244		374
					Douglas Dynamics Inc	21,435		325
Aerospace & Defense - 1.04%					Exide Technologies (a)	62,770		192
AAR Corp	103,455		1,561		Federal-Mogul Corp (a)	54,058		408
Allied Defense Group Inc/The (a),(b),(c)	2,055		11
					Fuel Systems Solutions Inc (a)	3,505		57
Arotech Corp (a)	9,039		9
					Gentherm Inc (a)	22,565		271
Cubic Corp	3,162		154		Meritor Inc (a)	27,497		122
Curtiss-Wright Corp	71,811		2,217		Miller Industries Inc/TN	60,586		930
Ducommun Inc (a)	17,118		233
					Modine Manufacturing Co (a)	26,919		183
Esterline Technologies Corp (a)	65,901		3,808
					Motorcar Parts of America Inc (a)	11,581		54
GenCorp Inc (a)	8,029		71
Kratos Defense & Security Solutions Inc (a)	21,563		119		Spartan Motors Inc	74,204		349
LMI Aerospace Inc (a)	29,492		592		Standard Motor Products Inc	50,054		940
					Strattec Security Corp	102		2
M/A-COM Technology Solutions Holdings Inc	3,294		41		Superior Industries International Inc	83,834		1,433
(a)
					Supreme Industries Inc (a)	9,331		33
Moog Inc (a)	28,847		1,068
					Titan International Inc	11,140		234
National Presto Industries Inc	7,846		584					$7,786
Orbital Sciences Corp (a)	28,132		377
SIFCO Industries Inc	610		10		Banks - 10.63%
Teledyne Technologies Inc (a)	10,271		658		1st Constitution Bancorp (a),(b)	800		7
			$11,513		1st Source Corp	30,893		686
					1st United Bancorp Inc/Boca Raton (a)	14,172		85
Agriculture - 0.38%					Access National Corp	4,895		65
Alico Inc	1,300		41		Alliance Bancorp Inc of Pennsylvania	83		1
Alliance One International Inc (a)	95,775		291
					American National Bankshares Inc	5,188		109
Andersons Inc/The	16,266		638		American River Bankshares (a)	2,199		16
Griffin Land & Nurseries Inc	472		12		Ameris Bancorp (a)	46,087		492
MGP Ingredients Inc	5,923		21		AmeriServ Financial Inc (a)	22,099		65
Universal Corp/VA	58,770		2,913		Ames National Corp	5,204		103
Vector Group Ltd	15,903		262		Arrow Financial Corp	6,099		149
			$4,178		Associated Banc-Corp	392,254		5,056
Airlines - 0.41%					Bancfirst Corp	4,056		178
Alaska Air Group Inc (a)	2,485		95		Banco Latinoamericano de Comercio Exterior	31,110		700
Hawaiian Holdings Inc (a)	37,930		225		SA
JetBlue Airways Corp (a)	473,562		2,505		Bancorp Inc/DE (a)	14,972		171
MAIR Holdings Inc (a),(b),(c)	16,800		—		BancorpSouth Inc	115,027		1,628
Republic Airways Holdings Inc (a)	77,563		363		BancTrust Financial Group Inc (a)	9,317		26
SkyWest Inc	126,148		1,381		Bank of Commerce Holdings	1,302		6
					Bank of Florida Corp (a),(b),(c)	6,269		—
			$4,569
					Bank of Kentucky Financial Corp	3,501		88
Apparel - 1.21%					Bank of Marin Bancorp	3,306		123
Columbia Sportswear Co	9,337		527		Banner Corp	42,555		1,234
Delta Apparel Inc (a)	6,921		105		Bar Harbor Bankshares	2,567		91
G-III Apparel Group Ltd (a)	16,873		623		BBCN Bancorp Inc	77,045		919
Iconix Brand Group Inc (a)	165,097		3,056		BCB Bancorp Inc	1,563		16
Jones Group Inc/The	164,446		1,942		Boston Private Financial Holdings Inc	98,201		905
K-Swiss Inc (a)	11,168		25		Bridge Bancorp Inc	5,640		113
Lakeland Industries Inc (a)	6,346		39		Bridge Capital Holdings (a)	4,349		65
Maidenform Brands Inc (a)	4,410		82		Bryn Mawr Bank Corp	7,344		166
Perry Ellis International Inc (a)	30,784		635		C&F Financial Corp	2,123		83
Quiksilver Inc (a)	157,456		504		Camden National Corp	4,937		172
RG Barry Corp	508		8		Capital Bank Financial Corp (a)	871		15
Rocky Brands Inc (a)	7,807		94		Capital City Bank Group Inc (a)	10,625		108
Skechers U.S.A. Inc (a)	76,183		1,265		CapitalSource Inc	269,832		2,134
Superior Uniform Group Inc	3,314		39		Cardinal Financial Corp	11,985		191
Tandy Brands Accessories Inc (a)	5,373		8		Carolina Bank Holdings Inc (a)	378		3
Unifi Inc (a)	33,102		464		Cathay General Bancorp	193,487		3,423
Warnaco Group Inc/The (a)	3,296		233		Center Bancorp Inc	7,349		84
Wolverine World Wide Inc	88,122		3,690		Centerstate Banks Inc	33,538		291
			$13,339		Central Bancorp Inc/MA	538		17
Automobile Manufacturers - 0.13%					Century Bancorp Inc/MA	2,376		77
Oshkosh Corp (a)	46,027		1,380		Chemical Financial Corp	45,448		1,069
					Citizens & Northern Corp	7,856		146
					Citizens First Corp (a)	300		2
Automobile Parts & Equipment - 0.71%					Citizens Republic Bancorp Inc (a)	30,414		552
Accuride Corp (a)	14,903		40		City Holding Co	6,442		226
American Axle & Manufacturing Holdings Inc	28,626		311		CNB Financial Corp/PA	7,532		129
(a)					CoBiz Financial Inc	27,006		193

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Banks (continued)
Codorus Valley Bancorp Inc	895		$14		MB Financial Inc	138,060		$2,797
Colony Bankcorp Inc (a)	706		3		MBT Financial Corp (a)	8,914		26
Columbia Banking System Inc	96,210		1,704		Mercantile Bank Corp	9,488		157
Community Bank System Inc	31,624		873		Merchants Bancshares Inc	3,325		97
Community Trust Bancorp Inc	18,538		629		Metro Bancorp Inc (a)	27,628		359
Community West Bancshares (a)	1,308		4		MetroCorp Bancshares Inc (a)	10,135		103
CVB Financial Corp	107,054		1,159		Mid Penn Bancorp Inc	119		1
Eagle Bancorp Inc (a)	10,378		216		MidWestOne Financial Group Inc	5,200		105
Eastern Virginia Bankshares Inc (a)	721		4		National Bankshares Inc	4,263		134
Enterprise Bancorp Inc/MA	3,539		60		National Penn Bancshares Inc	209,645		1,872
Enterprise Financial Services Corp	15,267		213		NBT Bancorp Inc	37,971		808
Evans Bancorp Inc	387		6		New Century Bancorp Inc (a)	2,142		11
Farmers Capital Bank Corp (a)	3,645		44		NewBridge Bancorp (a)	11,342		49
Farmers National Banc Corp	12,459		77		North Valley Bancorp (a)	140		2
Fidelity Southern Corp (a)	11,961		117		Northeast Bancorp	237		2
Financial Institutions Inc	22,276		424		Northrim BanCorp Inc	5,016		113
First Advantage Bancorp	200		3		Old National Bancorp/IN	119,993		1,472
First Bancorp Inc/ME	5,335		88		Old Second Bancorp Inc (a)	11,663		16
First BanCorp/Puerto Rico (a)	19,867		84		OmniAmerican Bancorp Inc (a)	12,151		278
First Bancorp/Troy NC	13,903		145		Oriental Financial Group Inc	132,390		1,559
First Bancshares Inc/MS	720		8		Pacific Capital Bancorp (a)	2,691		123
First Busey Corp	74,798		353		Pacific Continental Corp	16,848		157
First Business Financial Services Inc	1,159		29		Pacific Mercantile Bancorp (a)	11,176		81
First California Financial Group Inc (a)	23,666		159		PacWest Bancorp	45,660		1,028
First Citizens BancShares Inc/NC	1,560		263		Park National Corp	4,791		319
First Commonwealth Financial Corp	276,731		1,812		Park Sterling Corp (a)	37,256		186
First Community Bancshares Inc/VA	29,111		436		Patriot National Bancorp Inc (a)	2,129		3
First Connecticut Bancorp Inc/Farmington CT	4,922		67		Peapack Gladstone Financial Corp	5,845		91
First Financial Bancorp	67,632		1,062		Penns Woods Bancorp Inc	2,519		102
First Financial Bankshares Inc	30,364		1,100		Peoples Bancorp Inc/OH	18,500		394
First Financial Corp/IN	4,388		134		Peoples Bancorp of North Carolina Inc	1,797		18
First Financial Service Corp (a)	800		2		Pinnacle Financial Partners Inc (a)	93,917		1,835
First Interstate Bancsystem Inc	27,751		417		Popular Inc (a)	55,865		1,080
First M&F Corp	4,961		42		Preferred Bank/Los Angeles CA (a)	4,122		59
First Merchants Corp	45,315		666		Premier Financial Bancorp Inc	3,173		30
First Midwest Bancorp Inc/IL	99,779		1,234		PrivateBancorp Inc	151,276		2,444
First of Long Island Corp/The	5,042		151		Prosperity Bancshares Inc	120,731		5,054
First United Corp (a)	1,489		10		QCR Holdings Inc	291		4
First West Virginia Bancorp	157		3		Renasant Corp	38,942		717
Firstbank Corp/Alma MI	4,015		45		Republic Bancorp Inc/KY	33,911		733
FirstMerit Corp	486,014		6,736		Republic First Bancorp Inc (a)	5,488		12
FNB Corp/PA	87,534		939		Royal Bancshares of Pennsylvania Inc (a)	800		2
FNB United Corp (a)	137		2		Rurban Financial Corp (a)	2,290		16
Franklin Financial Corp/VA (a)	2,016		35		S&T Bancorp Inc	26,671		469
Fulton Financial Corp	190,402		1,851		Salisbury Bancorp Inc	124		3
German American Bancorp Inc	8,234		186		Sandy Spring Bancorp Inc	58,288		1,114
Glacier Bancorp Inc	74,870		1,085		Savannah Bancorp Inc/The (a)	1,000		10
Great Southern Bancorp Inc	6,316		179		SCBT Financial Corp	6,480		257
Guaranty Bancorp (a)	88,277		162		Shore Bancshares Inc	1,348		8
Guaranty Federal Bancshares Inc (a)	541		4		Sierra Bancorp	6,221		70
Hancock Holding Co	137,004		4,328		Simmons First National Corp	8,149		203
Hanmi Financial Corp (a)	39,492		490		Southcoast Financial Corp (a)	452		2
Hawthorn Bancshares Inc	1,498		13		Southern Community Financial - Rights (a),(b),(c)	13,075		3
Heartland Financial USA Inc	7,557		217		Southern Connecticut Bancorp Inc (a)	896		1
Heritage Commerce Corp (a)	7,073		47		Southern First Bancshares Inc (a)	325		3
Heritage Financial Corp/WA	2,801		39		Southern National Bancorp of Virginia Inc	332		3
Heritage Oaks Bancorp (a)	12,876		70		Southside Bancshares Inc	6,873		140
Home BancShares Inc/AR	16,727		579		Southwest Bancorp Inc/Stillwater OK (a)	18,619		201
Horizon Bancorp/IN	2,483		72		State Bank Financial Corp	31,561		479
Hudson Valley Holding Corp	24,208		390		StellarOne Corp	42,938		589
Iberiabank Corp	45,361		2,258		Sterling Bancorp/NY	13,049		125
Independent Bank Corp/MI (a)	1,910		7		Sterling Financial Corp/WA	11,048		235
Independent Bank Corp/Rockland MA	8,806		260		Suffolk Bancorp (a)	10,243		154
International Bancshares Corp	112,142		2,036		Summit State Bank	804		6
Intervest Bancshares Corp (a)	10,064		42		Sun Bancorp Inc/NJ (a)	31,720		98
Lakeland Bancorp Inc	32,622		324		Susquehanna Bancshares Inc	326,044		3,381
Lakeland Financial Corp	28,272		755		Sussex Bancorp (a)	900		5
LNB Bancorp Inc	10,575		63		SY Bancorp Inc	8,051		190
Macatawa Bank Corp (a)	7,247		22		Synovus Financial Corp	225,099		551
MainSource Financial Group Inc	73,894		926		Taylor Capital Group Inc (a)	20,815		389

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Building Materials (continued)
Tompkins Financial Corp	4,700		$190		Texas Industries Inc (a)	24,552		$1,058
Tower Financial Corp	1,193		14		Universal Forest Products Inc	41,504		1,597
TowneBank/Portsmouth VA	35,244		549					$16,029
Trico Bancshares	10,543		177
TrustCo Bank Corp NY	39,570		221		Chemicals - 1.67%
Trustmark Corp	60,193		1,413		A Schulman Inc	68,953		1,769
UMB Financial Corp	29,221		1,301		Aceto Corp	44,573		446
					American Pacific Corp (a)	4,299		57
Umpqua Holdings Corp	299,618		3,622
Union First Market Bankshares Corp	32,153		505		American Vanguard Corp	450		16
					Chemtura Corp (a)	13,546		216
United Bankshares Inc/WV	21,242		506		Codexis Inc (a)	19,631		51
United Community Banks Inc/GA (a)	31,622		275
					Ferro Corp (a)	96,367		253
United Security Bancshares/Fresno CA (a)	165		—
Unity Bancorp Inc (a)	150		1		Georgia Gulf Corp	36,950		1,308
					Innospec Inc (a)	15,179		492
Univest Corp of Pennsylvania	12,942		219		Kraton Performance Polymers Inc (a)	129,803		2,832
ViewPoint Financial Group Inc	32,568		678		Landec Corp (a)	52,162		565
Virginia Commerce Bancorp Inc (a)	70,458		645
Walker & Dunlop Inc (a)	7,537		125		Minerals Technologies Inc	18,083		1,295
Washington Trust Bancorp Inc	5,905		159		Oil-Dri Corp of America	3,285		74
Webster Financial Corp	343,890		7,566		Olin Corp	9,370		194
					OM Group Inc (a)	67,867		1,373
WesBanco Inc	43,002		946		Penford Corp (a)	8,167		63
West Bancorporation Inc	9,818		107
West Coast Bancorp/OR	7,182		158		PolyOne Corp	11,148		211
Westamerica Bancorporation	9,442		417		Quaker Chemical Corp	4,240		225
Western Alliance Bancorp (a)	52,012		534		Sensient Technologies Corp	41,759		1,519
					Spartech Corp (a)	45,423		389
Wilshire Bancorp Inc (a)	25,974		169
Wintrust Financial Corp	94,631		3,496		Stepan Co	305		29
					TPC Group Inc (a)	55,498		2,497
Yadkin Valley Financial Corp (a)	7,474		24
			$117,310		Westlake Chemical Corp	23,874		1,816
					Zep Inc	8,615		123
Beverages - 0.02%					Zoltek Cos Inc (a)	81,281		557
Central European Distribution Corp (a)	36,844		95					$18,370
Craft Brew Alliance Inc (a)	13,254		100
Farmer Bros Co (a)	800		8		Coal - 0.19%
			$203		Arch Coal Inc	136,423		1,086
					Cloud Peak Energy Inc (a)	26,313		555
Biotechnology - 0.32%					Hallador Energy Co	4,300		42
Acorda Therapeutics Inc (a)	6,700		161		James River Coal Co (a)	515		3
Agenus Inc (a)	5,867		26		SunCoke Energy Inc (a)	20,473		328
Arena Pharmaceuticals Inc (a)	14,893		118		Westmoreland Coal Co (a)	7,161		74
Astex Pharmaceuticals (a)	97,798		233					$2,088
Cambrex Corp (a)	14,441		175
Cubist Pharmaceuticals Inc (a)	3,770		162		Commercial Services - 6.71%
Curis Inc (a)	11,867		45		Aaron's Inc	142,720		4,400
Emergent Biosolutions Inc (a)	16,931		225		ABM Industries Inc	41,586		790
					Albany Molecular Research Inc (a)	27,151		96
Enzo Biochem Inc (a)	23,582		47
					American Reprographics Co (a)	28,983		111
Enzon Pharmaceuticals Inc (a)	27,853		183
					AMN Healthcare Services Inc (a)	13,079		130
Geron Corp (a)	84,813		113
Harvard Bioscience Inc (a)	22,355		90		Arbitron Inc	5,710		208
					Ascent Capital Group Inc (a)	22,353		1,329
Maxygen Inc	174,981		427		Avalon Holdings Corp (a)	3,917		16
Momenta Pharmaceuticals Inc (a)	34,438		436
					Avis Budget Group Inc (a)	149,723		2,475
PDL BioPharma Inc	12,395		92
RTI Biologics Inc (a)	176,414		716		Barrett Business Services Inc	4,295		128
					Career Education Corp (a)	42,775		145
Spectrum Pharmaceuticals Inc (a)	19,100		213
Vical Inc (a)	4,170		14		Carriage Services Inc	34,906		371
					CBIZ Inc (a)	59,789		330
			$3,476		CDI Corp	38,235		657
Building Materials - 1.45%					Cenveo Inc (a)	35,770		72
Apogee Enterprises Inc	46,006		937		Champion Industries Inc/WV (a)	10,371		2
Builders FirstSource Inc (a)	18,253		101		Consolidated Graphics Inc (a)	5,719		169
Comfort Systems USA Inc	17,909		196		Convergys Corp	281,002		4,724
Continental Materials Corp (a)	657		8		CoreLogic Inc/United States (a)	62,919		1,497
Drew Industries Inc (a)	4,401		139		Corinthian Colleges Inc (a)	92,962		254
Gibraltar Industries Inc (a)	77,116		961		Corrections Corp of America	210,800		7,093
Griffon Corp	97,415		989		CRA International Inc (a)	17,008		284
Headwaters Inc (a)	97,877		704		Cross Country Healthcare Inc (a)	54,278		239
Lennox International Inc	69,025		3,455		Deluxe Corp	7,106		224
Louisiana-Pacific Corp (a)	304,988		4,816		Dollar Thrifty Automotive Group Inc (a)	8,661		667
LSI Industries Inc	30,723		208		Edgewater Technology Inc (a)	10,657		37
NCI Building Systems Inc (a)	12,000		134		Education Management Corp (a)	63		—
PGT Inc (a)	10,663		46		Electro Rent Corp	29,711		467
Quanex Building Products Corp	13,715		271		Ennis Inc	50,680		775
Simpson Manufacturing Co Inc	13,418		409		Euronet Worldwide Inc (a)	31,915		648

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)					Computers (continued)
ExamWorks Group Inc (a)	9,907		$139		Manhattan Associates Inc (a)	63,125		$3,787
Franklin Covey Co (a)	6,882		83		Mentor Graphics Corp (a)	17,817		277
FTI Consulting Inc (a)	19,345		502		Mercury Computer Systems Inc (a)	26,209		215
Geo Group Inc/The	92,689		2,569		MTS Systems Corp	2,765		139
Global Cash Access Holdings Inc (a)	5,979		42		NCI Inc (a)	319		2
Great Lakes Dredge & Dock Corp	114,798		913		PAR Technology Corp (a)	9,256		50
H&E Equipment Services Inc	37,139		566		Planar Systems Inc (a)	24,121		32
Hackett Group Inc/The (a)	12,944		50		Qualstar Corp (a)	4,617		6
Hill International Inc (a)	12,237		41		Quantum Corp (a)	92,805		97
Hudson Global Inc (a)	611		2		Radisys Corp (a)	30,132		86
ICF International Inc (a)	77,051		1,413		RealD Inc (a)	4,039		38
Insperity Inc	7,856		205		Rimage Corp	6,984		42
Intersections Inc	10,192		95		Spansion Inc (a)	27,653		307
KAR Auction Services Inc (a)	247,254		4,946		STEC Inc (a)	23,377		137
Kelly Services Inc	78,010		1,037		Super Micro Computer Inc (a)	2,009		16
Kforce Inc (a)	1,645		18		Sykes Enterprises Inc (a)	65,263		888
Korn/Ferry International (a)	84,967		1,138		Unisys Corp (a)	9,062		155
Lincoln Educational Services Corp	33,909		125		Vocera Communications Inc (a)	2,520		68
Live Nation Entertainment Inc (a)	286,511		2,622		Xyratex Ltd	6,175		51
Mac-Gray Corp	26,273		342					$14,285
Management Network Group Inc (a)	650		2
Matthews International Corp	6,414		185		Consumer Products - 1.09%
					ACCO Brands Corp (a)	25,863		187
McGrath RentCorp	123,402		3,241
Medifast Inc (a)	7,231		185		Acme United Corp	196		2
Monster Worldwide Inc (a)	143,184		891		American Greetings Corp	64,645		1,111
					AT Cross Co (a)	1,000		9
Multi-Color Corp	13,934		316
Navigant Consulting Inc (a)	93,312		970		Blyth Inc	11,347		259
					Central Garden and Pet Co (a)	27,553		305
On Assignment Inc (a)	13,965		266
					Central Garden and Pet Co - A Shares (a)	94,919		1,070
PDI Inc (a)	13,313		91
Perceptron Inc	7,593		40		CSS Industries Inc	16,962		341
					Helen of Troy Ltd (a)	57,449		1,736
Performant Financial Corp (a)	2,573		25
					Kid Brands Inc (a)	17,331		31
PHH Corp (a)	128,015		2,665
					Prestige Brands Holdings Inc (a)	95,224		1,656
Providence Service Corp/The (a)	6,305		64
QC Holdings Inc	400		1		Spectrum Brands Holdings Inc	46,892		2,133
Quad/Graphics Inc	29,393		539		WD-40 Co	65,444		3,133
RCM Technologies Inc (a)	13,071		73					$11,973
Rent-A-Center Inc/TX	175,922		5,863		Cosmetics & Personal Care - 0.07%
Resources Connection Inc	18,308		226		CCA Industries Inc	500		2
Sotheby's	23,735		739		Elizabeth Arden Inc (a)	2,401		113
Spectrum Group International Inc (a)	8,050		16		Inter Parfums Inc	3,050		56
StarTek Inc (a)	11,310		33		Physicians Formula Holdings Inc (a)	19,729		96
Stewart Enterprises Inc	135,903		1,056		Revlon Inc (a)	30,234		466
TeleTech Holdings Inc (a)	9,678		163
TMS International Corp (a)	5,886		61					$733
Towers Watson & Co	70,439		3,783		Distribution & Wholesale - 0.94%
Tree.com Inc (a)	5,970		86		ADDvantage Technologies Group Inc (a)	3,841		8
TrueBlue Inc (a)	7,114		93		BlueLinx Holdings Inc (a)	12,897		27
Tufco Technologies Inc (a)	1,165		5		Core-Mark Holding Co Inc	28,168		1,348
United Rentals Inc (a)	134,600		5,473		Houston Wire & Cable Co	7,555		84
Universal Security Instruments Inc (a)	1,000		4		Navarre Corp (a)	15,359		26
Valassis Communications Inc (a)	23,342		608		Owens & Minor Inc	19,004		541
Versar Inc (a)	8,300		31		ScanSource Inc (a)	79,367		2,321
Viad Corp	42,436		900		School Specialty Inc (a)	24,332		45
Volt Information Sciences Inc (a)	19,580		137		Titan Machinery Inc (a)	45		1
			$74,017		United Stationers Inc	26,957		783
					WESCO International Inc (a)	80,325		5,212
Computers - 1.29%								$10,396
Agilysys Inc (a)	46,696		381
Astro-Med Inc	7,443		61		Diversified Financial Services - 1.97%
CACI International Inc (a)	56,867		2,867		AeroCentury Corp (a)	423		5
CIBER Inc (a)	210,830		658		Aircastle Ltd	217,877		2,425
Computer Task Group Inc (a)	2,349		44		Artio Global Investors Inc	20,268		48
Dataram Corp (a)	1,752		1		Asset Acceptance Capital Corp (a)	16,693		106
Dynamics Research Corp (a)	4,932		32		Asta Funding Inc	19,191		180
Echelon Corp (a)	11,726		39		Calamos Asset Management Inc	69,595		751
Electronics for Imaging Inc (a)	71,331		1,238		California First National Bancorp	3,672		67
Hutchinson Technology Inc (a)	29,692		42		CompuCredit Holdings Corp (a)	17,163		66
Imation Corp (a)	53,839		246		Cowen Group Inc (a)	59,508		151
Insight Enterprises Inc (a)	96,711		1,564		DFC Global Corp (a)	6,292		106
j2 Global Inc	15,352		461		Doral Financial Corp (a)	173,163		165
Key Tronic Corp (a)	22,699		258		Duff & Phelps Corp	14,865		185

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Diversified Financial Services (continued)					Electrical Components & Equipment (continued)
Encore Capital Group Inc (a)	15,864		$460		EnerSys Inc (a)	23,767		$820
Evercore Partners Inc - Class A	11,312		316		Generac Holdings Inc	5,757		196
Federal Agricultural Mortgage Corp	18,140		511		General Cable Corp (a)	93,993		2,682
First Marblehead Corp/The (a)	57,745		54		GrafTech International Ltd (a)	27,099		285
Firstcity Financial Corp (a)	8,911		72		Insteel Industries Inc	21,462		248
FXCM Inc	14,242		128		Littelfuse Inc	49,340		2,645
Gain Capital Holdings Inc	280		1		Magnetek Inc (a)	208		2
GFI Group Inc	34,947		110		Orion Energy Systems Inc (a)	16,210		27
Horizon Technology Finance Corp	5,096		83		Power-One Inc (a)	116,660		470
Imperial Holdings Inc (a)	3,056		11		PowerSecure International Inc (a)	9,634		62
Interactive Brokers Group Inc - A Shares	16,184		231		SunPower Corp (a)	23,532		101
INTL. FCStone Inc (a)	8,840		164		Ultralife Corp (a)	14,398		44
Investment Technology Group Inc (a)	81,955		692					$9,489
Janus Capital Group Inc	134,777		1,146
JMP Group Inc	9,416		52		Electronics - 1.65%
KBW Inc	12,524		204		American Science & Engineering Inc	7,987		508
Knight Capital Group Inc (a)	171,726		452		AVX Corp	1,686		17
					Ballantyne Strong Inc (a)	13,019		52
LPL Financial Holdings Inc	138,600		4,047
Manning & Napier Inc	22,347		291		Bel Fuse Inc	18,740		311
					Benchmark Electronics Inc (a)	86,534		1,283
Marlin Business Services Corp	17,340		391		Blonder Tongue Laboratories (a)	1,523		2
Medley Capital Corp	10,010		144
MicroFinancial Inc	8,865		70		Brady Corp	39,489		1,214
					Checkpoint Systems Inc (a)	49,831		404
National Financial Partners Corp (a)	45,226		830
					Coherent Inc (a)	7,908		361
Nelnet Inc	49,592		1,211
NewStar Financial Inc (a)	59,499		744		CTS Corp	57,489		476
					CyberOptics Corp (a)	7,092		53
Nicholas Financial Inc	5,909		77		Cymer Inc (a)	9,035		720
Ocwen Financial Corp (a)	37,820		1,459
Oppenheimer Holdings Inc	28,029		457		Daktronics Inc	17,815		156
Piper Jaffray Cos (a)	26,492		711		Electro Scientific Industries Inc	54,354		581
SeaCube Container Leasing Ltd	29,436		545		ESCO Technologies Inc	20,435		765
Stifel Financial Corp (a)	10,204		323		FEI Co	1,506		83
					Frequency Electronics Inc (a)	11,821		99
SWS Group Inc (a)	3,300		19
					GSI Group Inc (a)	18,004		140
Virtus Investment Partners Inc (a)	2,566		246
					Identive Group Inc (a)	7,796		9
WageWorks Inc (a)	1,631		32
					II-VI Inc (a)	5,076		84
Walter Investment Management Corp (a)	18,054		872
					IntriCon Corp (a)	448		2
World Acceptance Corp (a)	4,405		294
					Kemet Corp (a)	44,849		204
			$21,705		LGL Group Inc/The (a)	410		2
Electric - 2.02%					MEMSIC Inc (a)	5,491		10
Allete Inc	29,960		1,247		Methode Electronics Inc	26,866		272
Ameresco Inc (a)	3,152		35		Multi-Fineline Electronix Inc (a)	4,559		96
Atlantic Power Corp	61,128		918		Newport Corp (a)	36,507		395
Avista Corp	43,958		1,117		Park Electrochemical Corp	8,453		210
Black Hills Corp	33,401		1,195		Plexus Corp (a)	19,717		531
CH Energy Group Inc	12,131		788		Rofin-Sinar Technologies Inc (a)	13,035		238
Cleco Corp	48,995		2,114		Rogers Corp (a)	3,959		156
Dynegy Inc (a)	276		5		Sanmina-SCI Corp (a)	130,678		1,162
Dynegy Inc - Warrants (a)	4,306		7		Sparton Corp (a)	14,794		200
El Paso Electric Co	31,332		1,065		Stoneridge Inc (a)	23,516		117
Empire District Electric Co/The	42,263		917		Sypris Solutions Inc	39,474		248
Genie Energy Ltd	12,083		85		Taser International Inc (a)	45,095		352
GenOn Energy Inc (a)	635,297		1,633		Tech Data Corp (a)	41,152		1,823
IDACORP Inc	36,170		1,617		TTM Technologies Inc (a)	50,959		459
MGE Energy Inc	21,842		1,150		Viasystems Group Inc (a)	2,510		38
NorthWestern Corp	22,101		791		Vicon Industries Inc (a)	1,971		5
Ormat Technologies Inc	32,089		611		Video Display Corp (a)	300		1
Otter Tail Corp	34,730		838		Vishay Intertechnology Inc (a)	162,110		1,342
Pike Electric Corp (a)	44,101		402		Vishay Precision Group Inc (a)	21,327		279
PNM Resources Inc	66,230		1,468		Watts Water Technologies Inc	57,400		2,309
Portland General Electric Co	64,823		1,776		Zagg Inc (a)	17,021		122
Synthesis Energy Systems Inc (a)	7,503		10		Zygo Corp (a)	15,560		290
UIL Holdings Corp	31,017		1,122					$18,181
Unitil Corp	5,137		137
UNS Energy Corp	28,170		1,201		Energy - Alternate Sources - 0.14%
					Amyris Inc (a)	64,787		166
			$22,249		Ascent Solar Technologies Inc (a)	41,633		34
Electrical Components & Equipment - 0.86%					FutureFuel Corp	30,766		363
Advanced Energy Industries Inc (a)	75,152		887		Green Plains Renewable Energy Inc (a)	86,325		667
American Superconductor Corp (a)	1,847		7		Ocean Power Technologies Inc (a)	12,856		32
Belden Inc	3,264		117		Renewable Energy Group Inc (a)	3,624		18
Encore Wire Corp	29,042		896

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Energy - Alternate Sources (continued)					Food (continued)
REX American Resources Corp (a)	16,752		$295		Post Holdings Inc (a)	146,439		$4,620
			$1,575		Seaboard Corp (a)	126		287
					Seneca Foods Corp - Class A (a)	16,089		459
Engineering & Construction - 1.05%					Seneca Foods Corp - Class B (a)	39		1
Aegion Corp (a)	63,138		1,166
					Smart Balance Inc (a)	119,269		1,419
Argan Inc	5,024		89		Snyders-Lance Inc	21,479		544
Dycom Industries Inc (a)	28,710		409
					Spartan Stores Inc	57,382		825
EMCOR Group Inc	40,007		1,287		SUPERVALU Inc	32,726		102
Engility Holdings Inc (a)	9,184		175
ENGlobal Corp (a)	18,947		8		Tootsie Roll Industries Inc	959		26
					TreeHouse Foods Inc (a)	4,964		266
Granite Construction Inc	60,231		1,819		Village Super Market Inc	5,535		203
Integrated Electrical Services Inc (a)	827		4
Layne Christensen Co (a)	55,110		1,229		Weis Markets Inc	19,812		815
MasTec Inc (a)	167,075		3,769					$20,549
Michael Baker Corp	8,343		189		Forest Products & Paper - 0.82%
National Technical Systems Inc (a)	8,763		70		Boise Inc	274,372		2,302
Orion Marine Group Inc (a)	11,478		77		Buckeye Technologies Inc	49,793		1,305
Sterling Construction Co Inc (a)	13,551		121		KapStone Paper and Packaging Corp (a)	25,037		550
Tutor Perini Corp (a)	106,806		1,083		Mercer International Inc (a)	49,127		343
VSE Corp	3,522		83		Neenah Paper Inc	4,582		119
			$11,578		Orchids Paper Products Co	1,989		38
					PH Glatfelter Co	139,141		2,478
Entertainment - 1.08%					Resolute Forest Products (a)	81,733		998
Bluegreen Corp (a)	51,944		308
Carmike Cinemas Inc (a)	30,717		419		Schweitzer-Mauduit International Inc	22,766		797
					Wausau Paper Corp	9,808		81
Churchill Downs Inc	6,143		401					$9,011
Dover Downs Gaming & Entertainment Inc	8,791		21
Dover Motorsports Inc	3,447		5		Gas - 1.19%
DreamWorks Animation SKG Inc (a)	77,441		1,577		Atmos Energy Corp	128,800		4,633
International Speedway Corp	52,221		1,332		Chesapeake Utilities Corp	11,917		560
Isle of Capri Casinos Inc (a)	26,581		162		Laclede Group Inc/The	17,984		749
Madison Square Garden Co/The (a)	52,976		2,180		New Jersey Resources Corp	23,295		1,036
Marriott Vacations Worldwide Corp (a)	38,480		1,513		Northwest Natural Gas Co	19,774		920
Multimedia Games Holding Co Inc (a)	25,466		405		Piedmont Natural Gas Co Inc	39,975		1,274
National CineMedia Inc	40,920		633		South Jersey Industries Inc	15,781		798
Pinnacle Entertainment Inc (a)	66,162		845		Southwest Gas Corp	36,499		1,586
Reading International Inc (a)	10,900		66		WGL Holdings Inc	39,215		1,560
Rick's Cabaret International Inc (a)	13,279		109					$13,116
Scientific Games Corp (a)	18,388		151
Speedway Motorsports Inc	55,967		912		Hand & Machine Tools - 0.02%
Vail Resorts Inc	14,646		832		Franklin Electric Co Inc	797		46
			$11,871		Hardinge Inc	10,960		114
					LS Starrett Co/The	5,144		59
Environmental Control - 0.19%					P&F Industries Inc (a)	1,441		8
Covanta Holding Corp	10,860		197					$227
Darling International Inc (a)	63,955		1,058
Energy Recovery Inc (a)	2,164		6		Healthcare - Products - 2.10%
					Affymetrix Inc (a)	164,690		522
EnergySolutions Inc (a)	63,642		182
					Alere Inc (a)	8,295		159
Heckmann Corp (a)	46,451		163
					Allied Healthcare Products (a)	5,732		16
Metalico Inc (a)	25,796		55
					Alphatec Holdings Inc (a)	54,940		94
Met-Pro Corp	8,700		79		AngioDynamics Inc (a)	45,488		488
Tetra Tech Inc (a)	7,650		198
					CardioNet Inc (a)	28,229		69
TRC Cos Inc (a)	13,640		98
					Chindex International Inc (a)	7,846		81
US Ecology Inc	4,528		108
			$2,144		CONMED Corp	82,505		2,283
					CryoLife Inc	36,494		225
Food - 1.86%					Cutera Inc (a)	19,781		147
Amcon Distributing Co	191		12		Cynosure Inc (a)	20,447		538
Arden Group Inc	291		29		Daxor Corp	200		2
B&G Foods Inc	11,440		346		Digirad Corp (a)	15,358		33
Cal-Maine Foods Inc	9,096		392		Exactech Inc (a)	4,382		73
Chiquita Brands International Inc (a)	95,905		692		Globus Medical Inc (a)	1,696		29
Dean Foods Co (a)	20,164		340		Greatbatch Inc (a)	61,754		1,357
Diamond Foods Inc	9,162		170		Hanger Inc (a)	33,944		860
Dole Food Co Inc (a)	110,661		1,393		ICU Medical Inc (a)	755		45
Fresh Del Monte Produce Inc	136,059		3,424		Integra LifeSciences Holdings Corp (a)	3,497		134
Hain Celestial Group Inc (a)	31,736		1,834		Invacare Corp	73,370		1,001
Harris Teeter Supermarkets Inc	27,110		1,015		Iridex Corp (a)	700		3
Ingles Markets Inc	12,585		204		LeMaitre Vascular Inc	2,833		17
John B Sanfilippo & Son Inc (a)	22,979		387		Medical Action Industries Inc (a)	9,348		28
Nash Finch Co	24,769		477		Merit Medical Systems Inc (a)	16,591		239
Pilgrim's Pride Corp (a)	47,418		267		Misonix Inc (a)	11,445		51

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products (continued)					Home Builders (continued)
Natus Medical Inc (a)	17,413		$197		Ryland Group Inc/The	64,283		$2,177
NuVasive Inc (a)	29,959		432		Skyline Corp (a)	2,373		11
Orthofix International NV (a)	2,482		98		Standard Pacific Corp (a)	43,107		298
Palomar Medical Technologies Inc (a)	17,542		152		Winnebago Industries Inc (a)	34,013		429
PhotoMedex Inc (a),(b)	1,320		17					$9,074
PhotoMedex Inc - Warrants (a),(b),(c)	430		—
Sirona Dental Systems Inc (a)	72,800		4,168		Home Furnishings - 0.43%
					American Woodmark Corp (a)	5,201		120
Solta Medical Inc (a)	44,709		132
STERIS Corp	15,971		569		Bassett Furniture Industries Inc	18,740		215
					Cobra Electronics Corp (a)	6,755		33
SurModics Inc (a)	19,396		349
					Emerson Radio Corp (a)	4,358		7
Symmetry Medical Inc (a)	63,483		582
Teleflex Inc	78,953		5,365		Ethan Allen Interiors Inc	2,167		64
Urologix Inc (a)	4,996		4		Flexsteel Industries Inc	12,611		254
					Furniture Brands International Inc (a)	62,980		96
West Pharmaceutical Services Inc	33,944		1,828
Wright Medical Group Inc (a)	34,615		704		Harman International Industries Inc	40,100		1,681
Young Innovations Inc	1,997		68		Hooker Furniture Corp	19,215		263
			$23,159		Kimball International Inc	53,948		644
					La-Z-Boy Inc (a)	31,558		512
Healthcare - Services - 1.86%					Sealy Corp (a)	33,115		74
Addus HomeCare Corp (a)	5,046		27		Stanley Furniture Co Inc (a)	8,033		37
Almost Family Inc (a)	8,584		178		TiVo Inc (a)	23,237		236
Amedisys Inc (a)	57,416		634		Universal Electronics Inc (a)	10,435		179
American Shared Hospital Services (a)	2,738		8		VOXX International Corp (a)	47,074		292
Amsurg Corp (a)	70,480		2,010					$4,707
Assisted Living Concepts Inc	52,992		420
BioClinica Inc (a)	4,382		28		Housewares - 0.02%
Capital Senior Living Corp (a)	36,987		595		Lifetime Brands Inc	18,136		201
Community Health Systems Inc (a)	14,359		394
Dynacq Healthcare Inc (a),(b)	172		—		Insurance - 7.47%
Ensign Group Inc/The	18,671		544		Alterra Capital Holdings Ltd	74,696		1,825
Five Star Quality Care Inc (a)	72,492		381		American Equity Investment Life Holding Co	350,933		4,039
Future Healthcare of America (a)	63		—		American Independence Corp (a)	100		—
Gentiva Health Services Inc (a)	52,476		493		American National Insurance Co	1,810		132
Health Net Inc (a)	1,351		29		American Safety Insurance Holdings Ltd (a)	44,329		747
HealthSouth Corp (a)	22,512		498		Amerisafe Inc (a)	7,719		203
Healthways Inc (a)	58,068		564		Amtrust Financial Services Inc	25,163		609
Kindred Healthcare Inc (a)	135,227		1,325		Argo Group International Holdings Ltd	68,788		2,367
LHC Group Inc (a)	43,594		764		Aspen Insurance Holdings Ltd	63,901		2,067
LifePoint Hospitals Inc (a)	130,873		4,625		Atlantic American Corp	7,236		21
Magellan Health Services Inc (a)	21,651		1,086		Baldwin & Lyons Inc	17,155		418
Medcath Corp (a),(b),(c)	31,637		43		Citizens Inc/TX (a)	14,525		148
Molina Healthcare Inc (a)	37,278		936		CNO Financial Group Inc	1,096,668		10,506
National Healthcare Corp	4,392		209		Crawford & Co	17,251		95
Select Medical Holdings Corp (a)	39,332		416		Donegal Group Inc	21,483		278
Skilled Healthcare Group Inc (a)	35,910		279		Eastern Insurance Holdings Inc	10,197		172
Sun Healthcare Group Inc (a)	63,925		541		EMC Insurance Group Inc	15,974		357
SunLink Health Systems Inc (a)	4,000		4		Employers Holdings Inc	34,040		622
Sunrise Senior Living Inc (a)	7,473		108		Endurance Specialty Holdings Ltd	51,340		2,082
Triple-S Management Corp (a)	37,165		670		Enstar Group Ltd (a)	3,160		316
Universal American Corp/NY (a)	194,735		1,760		FBL Financial Group Inc	69,840		2,384
Vanguard Health Systems Inc (a)	3,364		33		Federated National Holding Co	6,341		40
WellCare Health Plans Inc (a)	20,188		961		First Acceptance Corp (a)	19,254		23
			$20,563		First American Financial Corp	149,054		3,391
					Flagstone Reinsurance Holdings SA	108,364		958
Holding Companies - Diversified - 0.06%					Fortegra Financial Corp (a)	3,758		33
Harbinger Group Inc (a)	36,377		318
					Global Indemnity PLC (a)	18,376		408
Horizon Pharma Inc (a)	10,506		27
					Greenlight Capital Re Ltd (a)	35,295		901
Primoris Services Corp	14,468		202		Hallmark Financial Services (a)	24,210		185
Resource America Inc	16,861		114		Hanover Insurance Group Inc/The	36,564		1,320
			$661		HCC Insurance Holdings Inc	131,548		4,688
Home Builders - 0.82%					Hilltop Holdings Inc (a)	81,169		1,103
AMREP Corp (a)	978		6		Homeowners Choice Inc	3,796		84
Beazer Homes USA Inc (a)	35,517		586		Horace Mann Educators Corp	91,167		1,751
Cavco Industries Inc (a)	1,268		61		Independence Holding Co	19,064		167
Hovnanian Enterprises Inc (a)	43,222		186		Infinity Property & Casualty Corp	16,291		930
KB Home	50,967		814		Investors Title Co	1,821		120
M/I Homes Inc (a)	40,806		908		Kansas City Life Insurance Co	2,686		98
MDC Holdings Inc	65,806		2,516		Kemper Corp	86,488		2,681
Meritage Homes Corp (a)	29,231		1,081		Maiden Holdings Ltd	202,830		1,714
Nobility Homes Inc (a)	110		1		MBIA Inc (a)	184,866		1,830
Orleans Homebuilders Inc (a),(b),(c)	7,702		—		Meadowbrook Insurance Group Inc	55,413		312

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)					Investment Companies - 1.69%
MGIC Investment Corp (a)	185,758		$319		Apollo Investment Corp	190,454		$1,514
Montpelier Re Holdings Ltd ADR	192,955		4,413		Ares Capital Corp	411,200		7,180
National Interstate Corp	4,171		108		Arlington Asset Investment Corp	7,310		163
National Security Group Inc	369		3		BlackRock Kelso Capital Corp	76,091		761
National Western Life Insurance Co	6,650		934		Capital Southwest Corp	4,534		488
Navigators Group Inc/The (a)	31,055		1,648		Fifth Street Finance Corp	93,772		1,023
OneBeacon Insurance Group Ltd	20,360		275		Gladstone Capital Corp	60,269		536
Phoenix Cos Inc/The (a)	6,997		211		Home Loan Servicing Solutions Ltd	10,808		210
Platinum Underwriters Holdings Ltd	63,568		2,823		KCAP Financial Inc	60,644		550
Presidential Life Corp	41,819		585		Main Street Capital Corp	11,211		337
Primerica Inc	38,814		1,096		MCG Capital Corp	190,163		886
Protective Life Corp	63,455		1,732		Medallion Financial Corp	54,924		688
Radian Group Inc	304,205		1,426		New Mountain Finance Corp	8,346		125
RLI Corp	16,624		1,134		NGP Capital Resources Co	14,208		104
Safety Insurance Group Inc	29,328		1,360		PennantPark Investment Corp	48,705		535
SeaBright Holdings Inc	42,229		464		Prospect Capital Corp	106,235		1,258
Security National Financial Corp (a)	773		4		Solar Capital Ltd	34,375		784
Selective Insurance Group Inc	114,143		2,110		Solar Senior Capital Ltd	6,271		110
StanCorp Financial Group Inc	37,071		1,273		Steel Excel Inc (a)	16,164		396
State Auto Financial Corp	39,340		635		TICC Capital Corp	51,864		539
Stewart Information Services Corp	35,899		837		Triangle Capital Corp	17,502		455
Symetra Financial Corp	161,974		1,935					$18,642
Tower Group Inc	212,698		3,833
Unico American Corp	5,796		63		Iron & Steel - 0.67%
United Fire Group Inc	42,168		1,002		AK Steel Holding Corp	34,467		174
Universal Insurance Holdings Inc	25,155		100		Commercial Metals Co	164,273		2,260
			$82,448		Friedman Industries Inc	7,260		78
					Metals USA Holdings Corp	27,291		397
Internet - 0.93%					Reliance Steel & Aluminum Co	54,825		2,979
1-800-Flowers.com Inc (a)	36,880		134		Schnitzer Steel Industries Inc	39,552		1,128
AOL Inc (a)	68,812		2,362		Shiloh Industries Inc	15,270		174
AsiaInfo-Linkage Inc (a)	21,014		210		Universal Stainless & Alloy (a)	7,119		245
Bankrate Inc (a)	3,624		39					$7,435
Blucora Inc (a)	62,113		1,090
BroadVision Inc (a)	2,600		21		Leisure Products & Services - 0.19%
					Aldila Inc (a)	1,259		4
DealerTrack Holdings Inc (a)	2,955		81
ePlus Inc (a)	12,523		448		Ambassadors Group Inc	1,229		6
					Arctic Cat Inc (a)	14,012		509
FAB Universal Corp (a)	63		—
					Black Diamond Inc (a)	15,292		145
Global Sources Ltd (a)	10,636		61
Hollywood Media Corp (a)	2,661		4		Callaway Golf Co	134,329		733
					Cybex International Inc (a)	4,747		12
ICG Group Inc (a)	14,099		147
Internap Network Services Corp (a)	34,142		234		Escalade Inc	1,608		8
					Johnson Outdoors Inc (a)	11,649		227
IntraLinks Holdings Inc (a)	55,100		308
					Life Time Fitness Inc (a)	2,070		93
Ipass Inc (a)	14,971		29
Kayak Software Corp (a)	632		21		Marine Products Corp	3,231		19
					Nautilus Inc (a)	6,107		17
Keynote Systems Inc	10,698		153		WMS Industries Inc (a)	20,974		345
KIT Digital Inc (a)	9,200		26
Limelight Networks Inc (a)	28,180		59					$2,118
Looksmart Ltd (a)	5,763		5		Lodging - 0.97%
magicJack VocalTec Ltd (a)	3,069		62		Ameristar Casinos Inc	33,688		615
ModusLink Global Solutions Inc (a)	45,237		133		Boyd Gaming Corp (a)	127,903		789
Online Resources Corp (a)	41,546		120		Choice Hotels International Inc	98,100		3,069
PC-Tel Inc	12,257		80		Full House Resorts Inc (a)	8,809		28
Perficient Inc (a)	4,846		55		Marcus Corp	41,965		458
QuinStreet Inc (a)	1,730		11		Monarch Casino & Resort Inc (a)	1,056		10
RealNetworks Inc (a)	33,952		257		MTR Gaming Group Inc (a)	18,997		66
Reis Inc (a)	12,610		147		Orient-Express Hotels Ltd (a)	208,230		2,442
Safeguard Scientifics Inc (a)	38,638		613		Red Lion Hotels Corp (a)	31,701		209
Shutterfly Inc (a)	17,808		539		Ryman Hospitality Properties (a)	76,802		2,996
support.com Inc (a)	7,801		36					$10,682
TechTarget Inc (a)	18,837		90
TeleCommunication Systems Inc (a)	63,261		134		Machinery - Construction & Mining - 0.17%
TheStreet Inc	29,207		47		Astec Industries Inc (a)	7,484		215
Travelzoo Inc (a)	12,330		220		Hyster-Yale Materials Handling Inc (b)	11,134		458
United Online Inc	181,527		973		Terex Corp (a)	52,622		1,187
ValueClick Inc (a)	12,643		211					$1,860
VASCO Data Security International Inc (a)	10,243		72
WebMD Health Corp (a)	21,082		314		Machinery - Diversified - 0.74%
Websense Inc (a)	25,799		341		Alamo Group Inc	22,965		770
XO Group Inc (a)	47,276		381		Albany International Corp	10,300		226
					Altra Holdings Inc	8,086		146
			$10,268

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Machinery - Diversified (continued)					Metal Fabrication & Hardware (continued)
Applied Industrial Technologies Inc	12,382		$503		NN Inc (a)	16,019		$132
Briggs & Stratton Corp	99,027		1,956		Northwest Pipe Co (a)	17,337		398
Cascade Corp	9,388		610		Olympic Steel Inc	34,057		613
Columbus McKinnon Corp/NY (a)	12,805		192		Rexnord Corp (a)	8,402		152
DXP Enterprises Inc (a)	6,218		306		RTI International Metals Inc (a)	56,244		1,282
Gencor Industries Inc (a)	2,453		18		Sun Hydraulics Corp	6,299		168
Global Power Equipment Group Inc	11,218		190		Valmont Industries Inc	34,855		4,709
Hurco Cos Inc (a)	15,664		359		Worthington Industries Inc	43,912		950
Intermec Inc (a)	24,445		165					$11,911
Intevac Inc (a)	9,948		50
Kadant Inc (a)	29,392		714		Mining - 1.53%
					Century Aluminum Co (a)	197,656		1,413
Key Technology Inc (a)	1,200		10
					Charles & Colvard Ltd (a)	8,589		34
Lindsay Corp	3,610		276		Coeur d'Alene Mines Corp (a)	138,867		4,293
NACCO Industries Inc	11,748		595
Robbins & Myers Inc	9,740		577		Globe Specialty Metals Inc	183,391		2,756
					Gold Reserve Inc (a)	29,867		97
Sauer-Danfoss Inc	7,690		308		Golden Star Resources Ltd (a)	89,636		179
Tecumseh Products Co (a)	19,894		100
Twin Disc Inc	9,162		139		Hecla Mining Co	191,913		1,263
					Horsehead Holding Corp (a)	41,050		372
			$8,210		Kaiser Aluminum Corp	56,543		3,426
Media - 0.99%					Materion Corp	14,557		305
AH Belo Corp	26,578		133		McEwen Mining Inc (a)	283,284		1,377
Beasley Broadcasting Group Inc (a)	5,597		27		Molycorp Inc (a)	3,016		31
Belo Corp	94,745		709		Noranda Aluminum Holding Corp	7,374		45
Cambium Learning Group Inc (a)	12,732		12		Revett Minerals Inc (a)	16,895		61
Central European Media Enterprises Ltd (a)	28,859		155		Stillwater Mining Co (a)	101,130		1,052
Courier Corp	16,126		194		United States Lime & Minerals Inc (a)	73		3
Crown Media Holdings Inc (a)	12,555		22		USEC Inc (a)	191,501		129
Cumulus Media Inc (a)	86,850		214					$16,836
Daily Journal Corp (a)	645		61
Demand Media Inc (a)	5,062		43		Miscellaneous Manufacturing - 2.16%
Digital Generation Inc (a)	16,807		156		Actuant Corp	186,044		5,254
					American Railcar Industries Inc (a)	43,182		1,269
Dolan Co/The (a)	39,434		182
Entercom Communications Corp (a)	4,634		30		AO Smith Corp	83,706		5,087
EW Scripps Co (a)	90,116		957		Barnes Group Inc	38,504		881
Fisher Communications Inc	9,657		244		Ceradyne Inc	57,511		2,011
Gray Television Inc (a)	45,862		98		Chase Corp	3,992		74
					Core Molding Technologies Inc (a)	875		6
Here Media Inc (a),(b),(c)	3,700		—
					EnPro Industries Inc (a)	4,190		153
Here Media Inc - Special Shares (a),(c)	3,700		—
					Federal Signal Corp (a)	101,592		586
John Wiley & Sons Inc	55,812		2,421
Journal Communications Inc (a)	49,014		275		FreightCar America Inc	26,040		502
					GP Strategies Corp (a)	4,392		84
Lee Enterprises Inc (a)	35,228		52
					Handy & Harman Ltd (a)	401		6
LIN TV Corp (a)	28,404		159
McClatchy Co/The (a)	97,108		277		Koppers Holdings Inc	8,051		287
					LSB Industries Inc (a)	10,493		422
Media General Inc (a)	19,401		81
					Lydall Inc (a)	32,039		414
Meredith Corp	15,697		525		MFRI Inc (a)	6,107		34
New Frontier Media Inc (a)	917		2
New York Times Co/The (a)	107,473		879		Movado Group Inc	47,273		1,498
Nexstar Broadcasting Group Inc (a)	5,367		58		Myers Industries Inc	78,896		1,170
Outdoor Channel Holdings Inc	15,992		116		NL Industries Inc	13,033		132
					Park-Ohio Holdings Corp (a)	2,596		58
Radio One Inc (a)	27,800		24
Saga Communications Inc (a)	5,544		235		Servotronics Inc	788		6
					Smith & Wesson Holding Corp (a)	16,260		156
Salem Communications Corp	15,094		90
Scholastic Corp	52,131		1,720		Standex International Corp	10,904		504
Sinclair Broadcast Group Inc	58,889		742		Synalloy Corp	2,011		28
Spanish Broadcasting System Inc (a)	1,921		7		Tredegar Corp	28,721		487
					Trimas Corp (a)	1,676		42
			$10,900		Trinity Industries Inc	85,168		2,664
Metal Fabrication & Hardware - 1.08%								$23,815
AM Castle & Co (a)	34,770		422
Ampco-Pittsburgh Corp	11,107		196		Office Furnishings - 0.08%
Chicago Rivet & Machine Co	1,070		20		HNI Corp	1,628		45
CIRCOR International Inc	6,009		207		Kewaunee Scientific Corp	3,601		40
Dynamic Materials Corp	5,673		76		Knoll Inc	9,656		139
Eastern Co/The	4,634		75		Steelcase Inc	60,735		608
					Virco Manufacturing Corp (a)	4,847		12
Furmanite Corp (a)	24,281		123
Kaydon Corp	13,728		307					$844
Lawson Products Inc/DE	9,212		65		Oil & Gas - 2.83%
LB Foster Co	12,233		404		Adams Resources & Energy Inc	2,405		73
Mueller Industries Inc	16,579		726		Alon USA Energy Inc	44,351		583
Mueller Water Products Inc - Class A	170,059		886		Barnwell Industries Inc (a)	2,755		9

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					Packaging & Containers - 1.10%
Bill Barrett Corp (a)	68,837		$1,577		Graphic Packaging Holding Co (a)	261,527		$1,548
Black Ridge Oil and Gas Inc (a)	6,777		3		Mod-Pac Corp (a)	2,208		15
BPZ Resources Inc (a)	88,938		256		Packaging Corp of America	125,068		4,411
Callon Petroleum Co (a)	28,533		163		Silgan Holdings Inc	140,325		6,078
Carrizo Oil & Gas Inc (a)	3,560		96		UFP Technologies Inc (a)	3,641		60
Clayton Williams Energy Inc (a)	3,542		150					$12,112
Comstock Resources Inc (a)	84,141		1,440
Contango Oil & Gas Co (a)	701		34		Pharmaceuticals - 0.61%
					Anika Therapeutics Inc (a)	13,024		146
Crimson Exploration Inc (a)	54,665		198
					AVANIR Pharmaceuticals Inc (a)	7,085		20
CVR Energy Inc (a)	3,515		129
					BioScrip Inc (a)	43,248		398
Delek US Holdings Inc	49,551		1,277		Cornerstone Therapeutics Inc (a)	5,587		27
Double Eagle Petroleum Co (a)	384		2
					Cumberland Pharmaceuticals Inc (a)	3,488		21
Energy XXI Bermuda Ltd	9,061		300		Hi-Tech Pharmacal Co Inc (a)	4,348		136
EPL Oil & Gas Inc (a)	61,366		1,328
					Idenix Pharmaceuticals Inc (a)	5,732		20
Forest Oil Corp (a)	78,247		593
					Infinity Pharmaceuticals Inc (a)	186		4
Gastar Exploration Ltd (a)	368		—
					Lannett Co Inc (a)	25,237		111
GMX Resources Inc (a)	2,084		1
					Myrexis Inc (a)	17,214		41
Gulfport Energy Corp (a)	15,608		518
					Natural Alternatives International Inc (a)	1,459		9
Harvest Natural Resources Inc (a)	52,131		455
Hercules Offshore Inc (a)	316,808		1,509		Nature's Sunshine Products Inc	2,937		51
					Nektar Therapeutics (a)	12,394		112
HKN Inc (a),(c)	8,949		18
					Nutraceutical International Corp (a)	10,391		165
Magnum Hunter Resources Corp (a)	69,157		264
					Omega Protein Corp (a)	101,662		662
McMoRan Exploration Co (a)	60,645		723
					Pharmacyclics Inc (a)	5,090		311
Midstates Petroleum Co Inc (a)	8,556		53
					PharMerica Corp (a)	90,667		1,109
Miller Energy Resources Inc (a)	18,632		84
Oasis Petroleum Inc (a)	177,575		5,215		Questcor Pharmaceuticals Inc	4,930		126
					Rigel Pharmaceuticals Inc (a)	8,574		76
Parker Drilling Co (a)	336,409		1,456
					Sucampo Pharmaceuticals Inc (a)	8,302		41
PDC Energy Inc (a)	50,257		1,521
					Synageva BioPharma Corp (a)	138		6
Penn Virginia Corp	100,280		453		Targacept Inc (a)	25,831		105
Petroquest Energy Inc (a)	21,151		129
					Theragenics Corp (a)	34,889		53
Precision Drilling Corp (a)	392,025		2,823
					Threshold Pharmaceuticals Inc (a)	36,269		149
Quicksilver Resources Inc (a)	65,488		254
					USANA Health Sciences Inc (a)	6,648		287
Resolute Energy Corp (a)	20,384		181
					ViroPharma Inc (a)	102,347		2,585
Rex Energy Corp (a)	16,093		213
Stone Energy Corp (a)	40,287		950					$6,771

Swift Energy Co (a)	48,098		804		Pipelines - 0.24%
Triangle Petroleum Corp (a)	6,453		41		Crosstex Energy Inc	9,183		125
Unit Corp (a)	18,153		733		SemGroup Corp (a)	64,333		2,486
Vantage Drilling Co (a)	71,452		131
								$2,611
W&T Offshore Inc	27,753		470
Warren Resources Inc (a)	43,080		123		Private Equity - 0.12%
Western Refining Inc	155,991		3,880		American Capital Ltd (a)	47,221		557
			$31,213		Fidus Investment Corp	7,767		130
					Gladstone Investment Corp	42,387		314
Oil & Gas Services - 2.04%					Harris & Harris Group Inc (a)	29,657		102
Basic Energy Services Inc (a)	13,354		139		Hercules Technology Growth Capital Inc	20,594		222
Bolt Technology Corp	6,838		99					$1,325
C&J Energy Services Inc (a)	13,048		253
Cal Dive International Inc (a)	100,215		126		Publicly Traded Investment Fund - 0.04%
Dawson Geophysical Co (a)	26,448		633		THL Credit Inc	28,824		411
Exterran Holdings Inc (a)	150,831		3,013
Forbes Energy Services Ltd (a)	10,016		29
					Real Estate - 0.25%
Gulf Island Fabrication Inc	24,026		570		Alexander & Baldwin Inc (a)	66,625		1,928
Helix Energy Solutions Group Inc (a)	275,918		4,771		AV Homes Inc (a)	11,891		175
Hornbeck Offshore Services Inc (a)	69,052		2,392		California Coastal Communities Inc (a),(b),(c)	9,672		—
Key Energy Services Inc (a)	102,034		667		Forestar Group Inc (a)	14,991		240
Matrix Service Co (a)	14,044		147		HFF Inc (a)	3,177		44
Mitcham Industries Inc (a)	14,105		191
Natural Gas Services Group Inc (a)	27,046		428		Kennedy-Wilson Holdings Inc	16,127		229
(a)					Sovran Self Storage Inc	1,683		97
Newpark Resources Inc	128,954		875		Stratus Properties Inc (a)	2,038		19
Oil States International Inc (a)	60,257		4,405
(a)					Thomas Properties Group Inc	2,931		16
Pioneer Energy Services Corp	87,702		579		Transcontinental Realty Investors Inc (a)	100		—
SEACOR Holdings Inc (a)	22,971		2,015		Trinity Place Holdings Inc (a)	465		2
Tesco Corp (a)	28,853		254
Tetra Technologies Inc (a)	80,067		429					$2,750
TGC Industries Inc (a)	966		7		REITS - 5.83%
Union Drilling Inc (a)	23,079		150		AG Mortgage Investment Trust Inc	16,115		386
Willbros Group Inc (a)	56,832		290		Agree Realty Corp	19,142		483
			$22,462		American Assets Trust Inc	26,291		715
					American Capital Mortgage Investment Corp	25,587		638
					American Realty Capital Trust Inc	94,020		1,059

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					REITS (continued)
AmREIT Inc	2,161		$35		Sunstone Hotel Investors Inc (a)	104,439		$1,032
Anworth Mortgage Asset Corp	115,487		709		Two Harbors Investment Corp	159,165		1,899
Apollo Commercial Real Estate Finance Inc	19,211		325		UMH Properties Inc	6,905		73
Apollo Residential Mortgage Inc	8,126		180		Urstadt Biddle Properties Inc	14,484		274
ARMOUR Residential REIT Inc	222,248		1,601		Washington Real Estate Investment Trust	26,393		678
Ashford Hospitality Trust Inc	156,794		1,347		Whitestone REIT	9,038		122
Associated Estates Realty Corp	146,189		2,191					$64,309
Campus Crest Communities Inc	36,559		406
CapLease Inc	24,914		128		Retail - 5.57%
					ALCO Stores Inc (a)	5,911		59
Capstead Mortgage Corp	56,254		693		America's Car-Mart Inc/TX (a)	3,528		148
Cedar Realty Trust Inc	27,761		147		Asbury Automotive Group Inc (a)	2,103		67
Chesapeake Lodging Trust	38,724		730		Barnes & Noble Inc (a)	80,859		1,361
Colonial Properties Trust	67,867		1,468
Colony Financial Inc	19,079		382		bebe stores inc	10,376		42
Coresite Realty Corp	6,735		153		Big 5 Sporting Goods Corp	2,674		24
					Biglari Holdings Inc (a)	2,658		940
Cousins Properties Inc	98,218		826		Bloomin' Brands Inc (a)	3,200		44
CreXus Investment Corp	25,062		282
CubeSmart	88,828		1,165		Bob Evans Farms Inc	50,415		1,919
CYS Investments Inc	83,102		1,115		Bon-Ton Stores Inc/The	2,796		34
					Books-A-Million Inc (a)	13,331		39
DCT Industrial Trust Inc	113,416		732
DiamondRock Hospitality Co	114,599		972		Brown Shoe Co Inc	82,455		1,301
					Build-A-Bear Workshop Inc (a)	27,481		99
DuPont Fabros Technology Inc	12,111		260		Cabela's Inc (a)	2,861		128
Dynex Capital Inc	50,231		498		Cache Inc (a)	17,640		49
EastGroup Properties Inc	1,183		62		Carrols Restaurant Group Inc (a)	2,997		19
Education Realty Trust Inc	51,719		545
Entertainment Properties Trust	34,484		1,533		Cash America International Inc	7,439		291
					Casual Male Retail Group Inc (a)	27,830		108
Equity One Inc	40,932		855
Excel Trust Inc	161,143		1,982		Cheesecake Factory Inc/The	5,483		181
					Children's Place Retail Stores Inc/The (a)	13,352		780
FelCor Lodging Trust Inc (a)	81,940		361
					Christopher & Banks Corp (a)	18,860		59
First Industrial Realty Trust Inc (a)	95,744		1,278
					Citi Trends Inc (a)	7,098		87
First Potomac Realty Trust	19,004		226		Coast Distribution System/The (a)	2,597		5
Franklin Street Properties Corp	47,669		544		Coinstar Inc (a)	5,906		277
Getty Realty Corp	39,292		719		Conn's Inc (a)	61,886		1,567
Glimcher Realty Trust	9,175		98
Government Properties Income Trust	13,841		307		Cracker Barrel Old Country Store Inc	3,572		227
					Del Frisco's Restaurant Group Inc (a)	1,015		15
Healthcare Realty Trust Inc	54,849		1,288		dELiA*s Inc (a)	4,590		6
Hersha Hospitality Trust	441,694		2,018		Denny's Corp (a)	13,463		62
Highwoods Properties Inc	155,561		5,017
Hudson Pacific Properties Inc	16,592		315		Destination Maternity Corp	22,117		419
Inland Real Estate Corp	69,726		570		Dillard's Inc	34,911		2,688
Invesco Mortgage Capital Inc	87,305		1,871		DSW Inc	63,750		3,990
					Ezcorp Inc (a)	9,764		192
Investors Real Estate Trust	84,077		708		Fiesta Restaurant Group Inc (a)	1,020		13
iStar Financial Inc (a)	122,916		1,073
					Fifth & Pacific Cos Inc (a)	58,592		643
Kite Realty Group Trust	52,017		285
LaSalle Hotel Properties	133,836		3,204		Finish Line Inc/The	27,716		577
					First Cash Financial Services Inc (a)	104,076		4,648
Lexington Realty Trust	116,519		1,106		Five Below Inc (a)	3,536		117
LTC Properties Inc	17,627		582
Medical Properties Trust Inc	104,897		1,204		Fred's Inc	110,616		1,499
Mission West Properties Inc	11,124		92		Frisch's Restaurants Inc	6,070		109
					Gaiam Inc (a)	15,945		52
Monmouth Real Estate Investment Corp	14,746		164		Genesco Inc (a)	5,747		329
NorthStar Realty Finance Corp	161,996		1,064
One Liberty Properties Inc	31,394		593		Group 1 Automotive Inc	109,155		6,769
					Hastings Entertainment Inc/United States (a)	1,165		2
Parkway Properties Inc/Md	22,580		311
Pebblebrook Hotel Trust	39,641		841		Haverty Furniture Cos Inc	26,135		392
					hhgregg Inc (a)	31,680		192
Pennsylvania Real Estate Investment Trust	59,339		981
PennyMac Mortgage Investment Trust	30,020		763		Hot Topic Inc	66,533		572
					Jack in the Box Inc (a)	5,600		146
Potlatch Corp	5,582		215		Jos A Bank Clothiers Inc (a)	1,309		61
PS Business Parks Inc	2,077		133		Kirkland's Inc (a)	8,846		85
RAIT Financial Trust	77,119		430		Krispy Kreme Doughnuts Inc (a)	60,587		451
Ramco-Gershenson Properties Trust	58,120		754		Lazare Kaplan International Inc (a)	8,585		10
Redwood Trust Inc	63,863		995
Resource Capital Corp	80,505		471		Lithia Motors Inc	120,678		4,127
					Luby's Inc (a)	39,945		255
Retail Opportunity Investments Corp	35,832		454		MarineMax Inc (a)	30,479		251
RLJ Lodging Trust	87,381		1,557
Sabra Health Care REIT Inc	17,136		381		Men's Wearhouse Inc	31,133		1,021
					New York & Co Inc (a)	8,783		30
Select Income REIT	6,086		150		Office Depot Inc (a)	230,676		572
STAG Industrial Inc	14,409		250
Starwood Property Trust Inc	73,285		1,679		OfficeMax Inc	142,233		1,046
					Pacific Sunwear of California Inc (a)	78,043		133
Strategic Hotels & Resorts Inc (a)	74,983		412
					Pantry Inc/The (a)	68,784		912
Summit Hotel Properties Inc	19,901		164
					PC Connection Inc	60,998		628

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Savings & Loans (continued)
PC Mall Inc (a)	20,611		$131		Investors Bancorp Inc	13,753		$247
Penske Automotive Group Inc	86,122		2,635		Kaiser Federal Financial Group Inc	2,832		44
Pep Boys-Manny Moe & Jack/The	119,055		1,190		LSB Financial Corp/IN (a)	514		10
Perfumania Holdings Inc (a)	3,407		19		Magyar Bancorp Inc (a)	400		2
PetMed Express Inc	16,971		185		Mayflower Bancorp Inc	100		1
RadioShack Corp	78,217		175		Meta Financial Group Inc	3,224		77
Red Robin Gourmet Burgers Inc (a)	16,615		555		MutualFirst Financial Inc	2,937		36
Regis Corp	158,851		2,647		NASB Financial Inc (a)	2,778		64
Rite Aid Corp (a)	474,346		550		Naugatuck Valley Financial Corp	279		2
Ruby Tuesday Inc (a)	120,875		873		New Hampshire Thrift Bancshares Inc	896		12
Rush Enterprises Inc - Class A (a)	66,735		1,268		Northeast Community Bancorp Inc	2,697		14
Rush Enterprises Inc - Class B (a)	11,863		206		Northwest Bancshares Inc	140,236		1,669
Saks Inc (a)	86,799		892		Ocean Shore Holding Co	1,100		15
Shoe Carnival Inc	25,637		599		OceanFirst Financial Corp	9,537		133
Sonic Automotive Inc	30,490		591		Oritani Financial Corp	54,606		834
Sonic Corp (a)	7,793		78		Pacific Premier Bancorp Inc (a)	7,200		81
Sport Chalet Inc - Class A (a)	5,105		7		Peoples Federal Bancshares Inc	4,038		69
Sport Chalet Inc - Class B (a)	717		1		Provident Financial Holdings Inc	9,980		147
Stage Stores Inc	91,394		2,239		Provident Financial Services Inc	157,389		2,361
Stein Mart Inc (a)	4,466		35		Provident New York Bancorp	60,473		552
Steinway Musical Instruments Inc (a)	16,166		390		Pulaski Financial Corp	3,491		30
Susser Holdings Corp (a)	4,368		157		Riverview Bancorp Inc (a)	11,395		19
Systemax Inc (a)	15,780		173		Rockville Financial Inc	12,154		162
Trans World Entertainment Corp (a)	549		2		SI Financial Group Inc	7,816		86
Tuesday Morning Corp (a)	74,537		445		Teche Holding Co	100		4
Wendy's Co/The	326,627		1,395		Territorial Bancorp Inc	7,087		160
West Marine Inc (a)	43,477		449		TF Financial Corp	1,827		41
Wet Seal Inc/The (a)	52,704		151		TierOne Corp (a),(b),(c)	2,447		—
Zale Corp (a)	54,558		392		Timberland Bancorp Inc/WA (a)	7,281		45
Zumiez Inc (a)	7,184		182		United Community Financial Corp/OH (a)	23,899		91
			$61,481		United Financial Bancorp Inc	20,185		310
					Washington Federal Inc	101,724		1,707
Savings & Loans - 1.63%					Waterstone Financial Inc (a)	8,611		46
Ameriana Bancorp	2,687		18		Wayne Savings Bancshares Inc	1,100		10
Astoria Financial Corp	120,740		1,211		Westfield Financial Inc	40,541		296
Atlantic Coast Financial Corp (a)	210		—
					WSB Holdings Inc (a)	4,266		24
B of I Holding Inc (a)	21,237		597
					WSFS Financial Corp	5,371		227
Bank Mutual Corp	34,541		156					$18,010
BankFinancial Corp	24,453		196
BBX Capital Corp (a)	6,468		42		Semiconductors - 3.28%
BCSB Bancorp Inc (a)	327		5		Aeroflex Holding Corp (a)	13,100		83
Berkshire Hills Bancorp Inc	55,462		1,302		Aetrium Inc (a)	352		—
Brookline Bancorp Inc	70,950		602		Alpha & Omega Semiconductor Ltd (a)	24,688		210
Camco Financial Corp (a)	7,465		14		Amkor Technology Inc (a)	123,214		532
Cape Bancorp Inc (a)	11,008		97		Amtech Systems Inc (a)	1,822		6
Capitol Federal Financial Inc	27,327		325		ANADIGICS Inc (a)	14,843		22
CFS Bancorp Inc	11,190		64		ATMI Inc (a)	18,402		364
Chicopee Bancorp Inc (a)	461		7		Axcelis Technologies Inc (a)	53,015		49
Citizens Community Bancorp Inc/WI (a)	2,250		13		AXT Inc (a)	95,980		308
Dime Community Bancshares Inc	48,508		704		Brooks Automation Inc	30,315		219
Eagle Bancorp Montana Inc	111		1		Cascade Microtech Inc (a)	17,404		91
ESB Financial Corp	7,554		102		Ceva Inc (a)	3,751		57
ESSA Bancorp Inc	15,183		153		Cohu Inc	47,603		419
First Defiance Financial Corp	16,012		284		Diodes Inc (a)	15,064		228
First Federal Bancshares of Arkansas Inc (a)	356		4		DSP Group Inc (a)	41,016		226
First Financial Holdings Inc	47,797		674		Emcore Corp (a)	1,615		7
First Financial Northwest Inc (a)	11,828		93		Emulex Corp (a)	110,514		769
First Pactrust Bancorp Inc	6,495		76		Entegris Inc (a)	127,438		1,046
First Place Financial Corp/OH (a)	5,942		—		Entropic Communications Inc (a)	99,515		479
Flagstar Bancorp Inc (a)	231		3		Exar Corp (a)	60,722		519
Flushing Financial Corp	57,688		898		Fairchild Semiconductor International Inc (a)	89,229		1,049
Fox Chase Bancorp Inc	11,115		173		First Solar Inc (a)	55,660		1,353
Hampden Bancorp Inc	448		6		FormFactor Inc (a)	50,528		230
Heritage Financial Group Inc	6,323		85		GigOptix Inc (a)	4,322		7
HF Financial Corp	5,747		73		GSI Technology Inc (a)	14,662		82
Hingham Institution for Savings	775		53		GT Advanced Technologies Inc (a)	44,615		194
HMN Financial Inc (a)	2,080		7		Hittite Microwave Corp (a)	39,700		2,249
Home Bancorp Inc (a)	3,409		64		Ikanos Communications Inc (a)	9,018		13
Home Federal Bancorp Inc/ID	10,981		125		Integrated Device Technology Inc (a)	76,593		417
HomeStreet Inc (a)	2,774		124		Integrated Silicon Solution Inc (a)	78,192		668
HopFed Bancorp Inc	3,929		31		International Rectifier Corp (a)	81,715		1,266

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Semiconductors (continued)					Telecommunications - 1.74%
Intersil Corp	169,064		$1,192		Anaren Inc (a)	11,647		$210
IXYS Corp	16,258		155		Anixter International Inc	4,669		274
Kopin Corp (a)	43,538		164		Arris Group Inc (a)	144,566		1,986
Kulicke & Soffa Industries Inc (a)	27,620		283		Aviat Networks Inc (a)	55,566		127
Lattice Semiconductor Corp (a)	50,316		195		Black Box Corp	45,858		1,005
MEMC Electronic Materials Inc (a)	66,988		169		Calix Inc (a)	16,957		113
Microsemi Corp (a)	167,150		3,209		Cbeyond Inc (a)	16,800		129
MKS Instruments Inc	184,643		4,363		Ciena Corp (a)	15,836		196
Nanometrics Inc (a)	34,236		471		Cincinnati Bell Inc (a)	52,303		272
OmniVision Technologies Inc (a)	82,826		1,184		Clearfield Inc (a)	543		3
Pericom Semiconductor Corp (a)	40,627		314		Communications Systems Inc	8,709		90
Photronics Inc (a)	218,450		1,068		Comtech Telecommunications Corp	67,964		1,711
PMC - Sierra Inc (a)	12,975		61		Consolidated Communications Holdings Inc	9,863		153
QLogic Corp (a)	31,092		292		Ditech Networks Inc (a)	25,522		36
Rambus Inc (a)	77,615		376		EarthLink Inc	305,502		1,937
Richardson Electronics Ltd/United States	61,119		713		EchoStar Corp (a)	14,209		451
Rovi Corp (a)	1,859		25		Finisar Corp (a)	58,952		679
Rubicon Technology Inc (a)	13,306		116		General Communication Inc (a)	722		6
Rudolph Technologies Inc (a)	21,907		208		GeoEye Inc (a)	13,618		427
Semtech Corp (a)	112,600		2,812		Globecomm Systems Inc (a)	18,938		205
Sigma Designs Inc (a)	52,200		310		Harmonic Inc (a)	76,231		331
Supertex Inc (a)	25,062		479		Hawaiian Telcom Holdco Inc (a)	8,071		138
Tessera Technologies Inc	86,146		1,220		ID Systems Inc (a)	1,586		8
TriQuint Semiconductor Inc (a)	272,756		1,282		IDT Corp - Class B	2,378		24
Ultra Clean Holdings (a)	22,234		102		Iridium Communications Inc (a)	112,975		835
Veeco Instruments Inc (a)	73,234		2,249		Leap Wireless International Inc (a)	53,731		287
			$36,174		Loral Space & Communications Inc	5,995		472
					NeoPhotonics Corp (a)	1,215		6
Software - 1.91%					Netgear Inc (a)	23,901		849
Accelrys Inc (a)	20,703		185
Actuate Corp (a)	1,934		10		Neutral Tandem Inc	20,713		96
					NII Holdings Inc (a)	5,812		46
Acxiom Corp (a)	59,861		1,093
					Novatel Wireless Inc (a)	17,353		29
Aspen Technology Inc (a)	3,472		86
					Oclaro Inc (a)	15,101		30
Audience Inc (a)	3,295		25
					Oplink Communications Inc (a)	30,646		456
Avid Technology Inc (a)	62,818		369
Bottomline Technologies Inc (a)	9,279		217		Optical Cable Corp	8,872		37
					Orbcomm Inc (a)	54,742		192
Broadridge Financial Solutions Inc	183,000		4,200		Performance Technologies Inc (a)	11,588		14
Bsquare Corp (a)	81		—
					Plantronics Inc	11,926		387
Concurrent Computer Corp	2,188		11		Preformed Line Products Co	1,678		91
CSG Systems International Inc (a)	6,078		125
					Premiere Global Services Inc (a)	45,477		386
Digi International Inc (a)	42,452		400
Digital River Inc (a)	43,534		624		Primus Telecommunications Group Inc	1,075		16
					Relm Wireless Corp (a)	1,332		2
Ebix Inc	4,608		100		RF Industries Ltd	300		1
Eloqua Inc (a)	1,662		39
					RF Micro Devices Inc (a)	100,802		444
EPIQ Systems Inc	42,737		522		Shenandoah Telecommunications Co	11,459		180
Exa Corp (a)	1,111		14
					Sonus Networks Inc (a)	67,517		126
GSE Systems Inc (a)	3,462		6
JDA Software Group Inc (a)	13,672		522		Sycamore Networks Inc	35,523		205
					Symmetricom Inc (a)	66,412		408
Mantech International Corp/VA	24,778		570		TeleNav Inc (a)	12,076		85
Market Leader Inc (a)	2,508		17
MedAssets Inc (a)	36,961		655		Tellabs Inc	541,666		1,582
Mediware Information Systems (a)	655		14		Telular Corp	10,205		102
Official Payments Holdings Inc (a)	7,785		40		Tessco Technologies Inc	3,931		81
					UniTek Global Services Inc (a)	712		3
Omnicell Inc (a)	12,481		182
Pervasive Software Inc (a)	18,262		157		USA Mobility Inc	61,661		682
					UTStarcom Holdings Corp (a)	35,855		35
Progress Software Corp (a)	26,510		523
					Vonage Holdings Corp (a)	153,211		348
Sapiens International Corp NV (a)	8,904		31
					Westell Technologies Inc (a)	72,819		149
Schawk Inc	7,464		92		WPCS International Inc (a)	2,259		1
Seachange International Inc (a)	34,278		310
SoundBite Communications Inc (a)	1,020		2					$19,174
SS&C Technologies Holdings Inc (a)	146,674		3,525		Textiles - 0.20%
SYNNEX Corp (a)	89,153		2,887		Culp Inc	7,138		90
THQ Inc (a)	1,130		3		Dixie Group Inc/The (a)	11,461		45
Verint Systems Inc (a)	129,475		3,531		G&K Services Inc	31,701		1,022
			$21,087		UniFirst Corp/MA	15,526		1,081

Storage & Warehousing - 0.13%								$2,238
Mobile Mini Inc (a)	77,398		1,348		Toys, Games & Hobbies - 0.06%
Wesco Aircraft Holdings Inc (a)	8,223		110		Jakks Pacific Inc	25,395		328
			$1,458		LeapFrog Enterprises Inc (a)	33,200		293
								$621

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity

Transportation - 1.72%					(continued)	Amount (000's)	Value (000's)
Air Transport Services Group Inc (a)	83,973		$324		Banks (continued)
Arkansas Best Corp	52,076		420		Investment in Joint Trading Account; Deutsche $	7,805	$7,805
Atlas Air Worldwide Holdings Inc (a)	127,148		6,992		Bank Repurchase Agreement; 0.32% dated
Baltic Trading Ltd	7,329		25		10/31/2012 maturing 11/01/2012
Bristow Group Inc	84,143		4,200		(collateralized by US Government
CAI International Inc (a)	5,427		120		Securities; $7,961,429; 0.28% - 2.50%;
Covenant Transportation Group Inc (a)	11,049		51		dated 11/04/13 - 10/17/19)
DHT Holdings Inc	7,244		31		Investment in Joint Trading Account; JP	11,708	11,708
Eagle Bulk Shipping Inc (a)	25,870		77		Morgan Repurchase Agreement; 0.25%
Excel Maritime Carriers Ltd (a)	102,782		43		dated 10/31/2012 maturing 11/01/2012
Frozen Food Express Industries Inc (a)	18,708		33		(collateralized by US Government
Genco Shipping & Trading Ltd (a)	42,032		128		Securities; $11,942,145; 3.50% - 11.25%;
Gulfmark Offshore Inc (a)	46,404		1,500		dated 02/15/15 - 11/15/39)
International Shipholding Corp	8,150		136		Investment in Joint Trading Account; Merrill	14,352	14,352
Knightsbridge Tankers Ltd	13,982		89		Lynch Repurchase Agreement; 0.23%
Marten Transport Ltd	37,425		692		dated 10/31/2012 maturing 11/01/2012
Matson Inc	64,396		1,368		(collateralized by US Government
Nordic American Tankers Ltd	49,882		419		Securities; $14,638,793; 0.00% - 9.38%;
Overseas Shipholding Group Inc	34,268		38		dated 01/15/13 - 07/15/32)
Pacer International Inc (a)	3,684		13				$50,591
PAM Transportation Services Inc	10,768		107		TOTAL REPURCHASE AGREEMENTS		$50,591
Patriot Transportation Holding Inc (a)	268		8		Total Investments		$1,101,610
PHI Inc (a)	18,466		578		Other Assets in Excess of Liabilities, Net - 0.13%		$1,466
Providence and Worcester Railroad Co	4,598		64		TOTAL NET ASSETS - 100.00%		$1,103,076
Roadrunner Transportation Systems Inc (a)	3,969		69
Saia Inc (a)	33,050		747
Ship Finance International Ltd	23,289		358		(a) Non-Income Producing Security
Teekay Tankers Ltd	52,790		182		(b) Security is Illiquid
Universal Truckload Services Inc	3,501		55		(c)		Market value is determined in accordance with procedures established in
USA Truck Inc (a)	8,609		25		good faith by the Board of Directors. At the end of the period, the value of
Werner Enterprises Inc	4,036		93		these securities totaled $102 or 0.01% of net assets.
XPO Logistics Inc (a)	290		4
			$18,989

Trucking & Leasing - 0.72%					Portfolio Summary (unaudited)
Amerco Inc	16,109		1,861		Sector		Percent
GATX Corp	85,862		3,560		Financial		34 .22%
Greenbrier Cos Inc (a)	67,558		1,176		Consumer, Non-cyclical		15 .02%
TAL International Group Inc	28,309		966		Industrial		13 .95%
Textainer Group Holdings Ltd	9,100		275		Consumer, Cyclical		12 .95%
Willis Lease Finance Corp (a)	8,412		120		Technology		6 .48%
			$7,958		Energy		5 .44%
					Basic Materials		4 .69%
Water - 0.16%					Communications		3 .69%
American States Water Co	16,187		712		Utilities		3 .37%
California Water Service Group	28,257		521		Diversified		0 .06%
Consolidated Water Co Ltd	18,057		142		Other Assets in Excess of Liabilities, Net		0 .13%
PICO Holdings Inc (a)	11,503		254
SJW Corp	6,265		152		TOTAL NET ASSETS		100.00%
			$1,781
TOTAL COMMON STOCKS			$1,050,992
PREFERRED STOCKS - 0.00%	Shares Held	Value	(000	's)

Transportation - 0.00%
DHT Holdings Inc (a),(b),(c)	193		27

TOTAL PREFERRED STOCKS			$27
	Maturity
REPURCHASE AGREEMENTS - 4.59%	Amount (000's)	Value	(000	's)

Banks - 4.59%
Investment in Joint Trading Account; Credit	$16,726		$16,726
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/01/2012
(collateralized by US Government
Securities; $17,060,206; 0.00%; dated
05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments SmallCap Value Fund II October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	643	$54,283	$52,488	$(1,795)
Total					$(1,795)
All dollar amounts are shown in thousands (000's)

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period
BOND & MORTGAGE SECURITIES FUND
Class J shares
2012	$10 .69	$0.28	$0 .51	$0 .79	($0 .32)	$–	($0 .32)	$11.16
2011	10.63	0 .37	0 .07	0 .44	(0 .37)	(0.01)	(0 .38)	10 .69
2010	9.74	0 .40	0 .81	1 .21	(0 .32)	–	(0 .32)	10 .63
2009	8.56	0 .43	1 .11	1 .54	(0 .36)	–	(0 .36)	9 .74
2008	10.55	0 .48	(2 .01)	(1 .53)	(0 .46)	–	(0 .46)	8 .56
Institutional shares
2012	10.62	0 .33	0 .51	0 .84	(0 .37)	–	(0 .37)	11 .09
2011	10.57	0 .41	0 .07	0 .48	(0 .42)	(0.01)	(0 .43)	10 .62
2010	9.68	0 .45	0 .82	1 .27	(0 .38)	–	(0 .38)	10 .57
2009	8.51	0 .48	1 .10	1 .58	(0 .41)	–	(0 .41)	9 .68
2008	10.50	0 .54	(2 .01)	(1 .47)	(0 .52)	–	(0 .52)	8 .51
R-1 shares
2012	10.62	0 .24	0 .50	0 .74	(0 .27)	–	(0 .27)	11 .09
2011	10.57	0 .32	0 .07	0 .39	(0 .33)	(0.01)	(0 .34)	10 .62
2010	9.68	0 .37	0 .81	1 .18	(0 .29)	–	(0 .29)	10 .57
2009	8.51	0 .40	1 .11	1 .51	(0 .34)	–	(0 .34)	9 .68
2008	10.49	0 .45	(2 .00)	(1 .55)	(0 .43)	–	(0 .43)	8 .51
R-2 shares
2012	10.53	0 .25	0 .50	0 .75	(0 .29)	–	(0 .29)	10 .99
2011	10.48	0 .33	0 .07	0 .40	(0 .34)	(0.01)	(0 .35)	10 .53
2010	9.61	0 .38	0 .80	1 .18	(0 .31)	–	(0 .31)	10 .48
2009	8.45	0 .41	1 .10	1 .51	(0 .35)	–	(0 .35)	9 .61
2008	10.42	0 .46	(1 .98)	(1 .52)	(0 .45)	–	(0 .45)	8 .45
R-3 shares
2012	10.57	0 .27	0 .50	0 .77	(0 .31)	–	(0 .31)	11 .03
2011	10.52	0 .35	0 .07	0 .42	(0 .36)	(0.01)	(0 .37)	10 .57
2010	9.64	0 .40	0 .80	1 .20	(0 .32)	–	(0 .32)	10 .52
2009	8.48	0 .43	1 .09	1 .52	(0 .36)	–	(0 .36)	9 .64
2008	10.45	0 .48	(1 .99)	(1 .51)	(0 .46)	–	(0 .46)	8 .48
R-4 shares
2012	10.74	0 .29	0 .52	0 .81	(0 .33)	–	(0 .33)	11 .22
2011	10.68	0 .38	0 .07	0 .45	(0 .38)	(0.01)	(0 .39)	10 .74
2010	9.78	0 .42	0 .82	1 .24	(0 .34)	–	(0 .34)	10 .68
2009	8.60	0 .45	1 .11	1 .56	(0 .38)	–	(0 .38)	9 .78
2008	10.60	0 .50	(2 .02)	(1 .52)	(0 .48)	–	(0 .48)	8 .60
R-5 shares
2012	10.58	0 .30	0 .50	0 .80	(0 .34)	–	(0 .34)	11 .04
2011	10.53	0 .38	0 .07	0 .45	(0 .39)	(0.01)	(0 .40)	10 .58
2010	9.65	0 .43	0 .80	1 .23	(0 .35)	–	(0 .35)	10 .53
2009	8.48	0 .46	1 .10	1 .56	(0 .39)	–	(0 .39)	9 .65
2008	10.46	0 .51	(1 .99)	(1 .48)	(0 .50)	–	(0 .50)	8 .48

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

7 .49%	(c)	$201,223	0.99%		1 .20%	2 .60%	218 .6%
4 .27	(c)	203,129	0.98		1 .12	3 .46	265 .5
12 .71	(c)	209,290	1.08		1 .15	3 .98	357 .4
18 .65	(c)	191,259	1.12		1 .17	4 .93	365 .1
(15 .03	) (c)	186,176	1.08		–	4 .87	302 .6

8 .04		1,828,579	0.53	(d)	–	3 .04	218 .6
4 .67		1,478,603	0.53	(d)	–	3 .91	265 .5
13 .41		1,438,541	0.53	(d)	–	4 .53	357 .4
19 .31		1,512,248	0.53	(d)	–	5 .58	365 .1
(14 .55)		1,971,313	0.52		–	5 .45	302 .6

7 .10		11,645	1.41		–	2 .18	218 .6
3 .75		11,158	1.41		–	3 .03	265 .5
12 .43		10,669	1.41		–	3 .66	357 .4
18 .28		9,763	1.41		–	4 .59	365 .1
(15 .25)		6,999	1.40		–	4 .57	302 .6

7 .21		19,392	1.28		–	2 .32	218 .6
3 .93		20,576	1.28		–	3 .18	265 .5
12 .46		28,778	1.28		–	3 .78	357 .4
18 .45		29,688	1.28		–	4 .77	365 .1
(15 .14)		28,127	1.27		–	4 .68	302 .6

7 .37		38,896	1.10		–	2 .50	218 .6
4 .10		41,063	1.10		–	3 .34	265 .5
12 .73		41,586	1.10		–	3 .97	357 .4
18 .59		45,851	1.10		–	4 .97	365 .1
(14 .93)		48,733	1.09		–	4 .86	302 .6

7 .64		37,187	0.91		–	2 .67	218 .6
4 .32		32,495	0.91		–	3 .53	265 .5
12 .95		36,175	0.91		–	4 .14	357 .4
18 .78		25,843	0.91		–	5 .13	365 .1
(14 .85)		22,799	0.90		–	5 .05	302 .6

7 .70		70,930	0.79		–	2 .79	218 .6
4 .41		63,753	0.79		–	3 .66	265 .5
13 .06		59,861	0.79		–	4 .26	357 .4
19 .08		58,888	0.79		–	5 .27	365 .1
(14 .74)		67,063	0.78		–	5 .16	302 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
CORE PLUS BOND FUND I
Institutional shares
2012		$11 .10	$0.29	$0 .67	$0 .96	($0 .31)	$–	($0 .31)	$11.75
2011		11.65	0 .31	(0 .28)	0 .03	(0 .17)	(0.41)	(0 .58)	11 .10
2010		11.04	0 .25	0 .78	1 .03	(0 .31)	(0.11)	(0 .42)	11 .65
2009		9.95	0 .36	1 .01	1 .37	(0 .24)	(0.04)	(0 .28)	11 .04
2008	(c)	10.00	0 .01	(0 .06)	(0 .05)	–	–	–	9.95
R-1 shares
2012		11.00	0 .19	0 .67	0 .86	(0 .25)	–	(0 .25)	11 .61
2011		11.59	0 .21	(0 .27)	(0 .06)	(0 .12)	(0.41)	(0 .53)	11 .00
2010		11.00	0 .15	0 .77	0 .92	(0 .22)	(0.11)	(0 .33)	11 .59
2009		9.94	0 .28	1 .01	1 .29	(0 .19)	(0.04)	(0 .23)	11 .00
2008	(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-2 shares
2012		11.01	0 .21	0 .67	0 .88	(0 .26)	–	(0 .26)	11 .63
2011		11.60	0 .23	(0 .28)	(0 .05)	(0 .13)	(0.41)	(0 .54)	11 .01
2010		11.00	0 .17	0 .77	0 .94	(0 .23)	(0.11)	(0 .34)	11 .60
2009		9.94	0 .29	1 .02	1 .31	(0 .21)	(0.04)	(0 .25)	11 .00
2008	(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-3 shares
2012		11.03	0 .23	0 .67	0 .90	(0 .27)	–	(0 .27)	11 .66
2011		11.61	0 .25	(0 .28)	(0 .03)	(0 .14)	(0.41)	(0 .55)	11 .03
2010		11.01	0 .19	0 .77	0 .96	(0 .25)	(0.11)	(0 .36)	11 .61
2009		9.94	0 .31	1 .01	1 .32	(0 .21)	(0.04)	(0 .25)	11 .01
2008	(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-4 shares
2012		11.09	0 .25	0 .68	0 .93	(0 .29)	–	(0 .29)	11 .73
2011		11.66	0 .27	(0 .28)	(0 .01)	(0 .15)	(0.41)	(0 .56)	11 .09
2010		11.06	0 .21	0 .76	0 .97	(0 .26)	(0.11)	(0 .37)	11 .66
2009		9.94	0 .32	1 .05	1 .37	(0 .21)	(0.04)	(0 .25)	11 .06
2008	(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94
R-5 shares
2012		11.08	0 .26	0 .67	0 .93	(0 .29)	–	(0 .29)	11 .72
2011		11.64	0 .28	(0 .27)	0 .01	(0 .16)	(0.41)	(0 .57)	11 .08
2010		11.04	0 .22	0 .77	0 .99	(0 .28)	(0.11)	(0 .39)	11 .64
2009		9.94	0 .34	1 .03	1 .37	(0 .23)	(0.04)	(0 .27)	11 .04
2008	(c)	10.00	–	(0 .06)	(0 .06)	–	–	–	9.94

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income		Portfolio
		Period (in	to Average Net		to Average Net		Turnover
Total Return		thousands)	Assets		Assets		Rate

8.93%		$3,396,895	0.56%		2 .57%		274 .5%
0.45		2,982,944	0 .57		2 .81		339 .9
9.57		2,869,003	0.58	(b)	2 .26		186 .8
13.92		2,058,784	0.60	(b)	3 .39		356 .2
(0.50	) (d)	58,587	0.65 (b)	,(e)	0 .63	(e)	551 .3	(e)

7.98		3,541	1 .44		1 .70		274 .5
(0.37)		3,165	1 .44		1 .94		339 .9
8.56		3,446	1.45	(b)	1 .35		186 .8
13.07		1,572	1.47	(b)	2 .63		356 .2
(0 .60	) (d)	15	1 .53 (b)	,(e)	(0 .32	) (e)	551 .3	(e)

8.14		5,894	1 .31		1 .90		274 .5
(0.29)		8,343	1 .31		2 .07		339 .9
8.74		8,899	1.32	(b)	1 .51		186 .8
13.25		6,139	1.34	(b)	2 .66		356 .2
(0 .60	) (d)	15	1 .40 (b)	,(e)	(0 .16	) (e)	551 .3	(e)

8.34		20,281	1 .13		2 .01		274 .5
(0.11)		22,367	1 .13		2 .25		339 .9
8.94		24,917	1.14	(b)	1 .69		186 .8
13.35		14,771	1.16	(b)	2 .89		356 .2
(0 .60	) (d)	15	1 .22 (b)	,(e)	0 .00	(e)	551 .3	(e)

8.58		13,861	0 .94		2 .21		274 .5
0.08		11,005	0 .94		2 .44		339 .9
9.06		8,217	0.95	(b)	1 .87		186 .8
13.93		7,675	0.97	(b)	3 .01		356 .2
(0 .60	) (d)	15	1 .03 (b)	,(e)	0 .16	(e)	551 .3	(e)

8.66		35,517	0 .82		2 .33		274 .5
0.23		27,060	0 .82		2 .56		339 .9
9.21		30,083	0.83	(b)	1 .95		186 .8
13.85		8,281	0.85	(b)	3 .15		356 .2
(0 .60	) (d)	15	0 .91 (b)	,(e)	0 .32	(e)	551 .3	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2012	$9 .31	$0.16	$0 .41	$0 .57	($0 .11)	$–	($0 .11)	$9 .77
2011	9.70	0 .15	(0 .45)	(0 .30)	(0 .09)	–	(0 .09)	9 .31
2010	8.59	0 .08	1 .14	1 .22	(0 .11)	–	(0 .11)	9 .70
2009	7.37	0 .09	1 .28	1 .37	(0 .15)	–	(0 .15)	8 .59
2008	17 .16	0 .16	(7 .90)	(7 .74)	(0 .08)	(1 .97)	(2 .05)	7 .37
Institutional shares
2012	9.40	0 .21	0 .41	0 .62	(0 .15)	–	(0 .15)	9 .87
2011	9.79	0 .20	(0 .44)	(0 .24)	(0 .15)	–	(0 .15)	9 .40
2010	8.67	0 .13	1 .15	1 .28	(0 .16)	–	(0 .16)	9 .79
2009	7.44	0 .14	1 .31	1 .45	(0 .22)	–	(0 .22)	8 .67
2008	17 .34	0 .23	(7 .98)	(7 .75)	(0 .18)	(1 .97)	(2 .15)	7 .44
R-1 shares
2012	9.33	0 .13	0 .40	0 .53	(0 .06)	–	(0 .06)	9 .80
2011	9.72	0 .11	(0 .44)	(0 .33)	(0 .06)	–	(0 .06)	9 .33
2010	8.62	0 .05	1 .15	1 .20	(0 .10)	–	(0 .10)	9 .72
2009	7.38	0 .08	1 .29	1 .37	(0 .13)	–	(0 .13)	8 .62
2008	17 .20	0 .12	(7 .93)	(7 .81)	(0 .04)	(1 .97)	(2 .01)	7 .38
R-2 shares
2012	9.30	0 .14	0 .40	0 .54	(0 .07)	–	(0 .07)	9 .77
2011	9.69	0 .12	(0 .44)	(0 .32)	(0 .07)	–	(0 .07)	9 .30
2010	8.58	0 .06	1 .15	1 .21	(0 .10)	–	(0 .10)	9 .69
2009	7.34	0 .09	1 .28	1 .37	(0 .13)	–	(0 .13)	8 .58
2008	17 .12	0 .14	(7 .89)	(7 .75)	(0 .06)	(1 .97)	(2 .03)	7 .34
R-3 shares
2012	9.35	0 .16	0 .41	0 .57	(0 .09)	–	(0 .09)	9 .83
2011	9.75	0 .14	(0 .45)	(0 .31)	(0 .09)	–	(0 .09)	9 .35
2010	8.64	0 .08	1 .15	1 .23	(0 .12)	–	(0 .12)	9 .75
2009	7.40	0 .10	1 .29	1 .39	(0 .15)	–	(0 .15)	8 .64
2008	17 .24	0 .16	(7 .94)	(7 .78)	(0 .09)	(1 .97)	(2 .06)	7 .40
R-4 shares
2012	9.49	0 .18	0 .41	0 .59	(0 .11)	–	(0 .11)	9 .97
2011	9.89	0 .17	(0 .46)	(0 .29)	(0 .11)	–	(0 .11)	9 .49
2010	8.75	0 .09	1 .18	1 .27	(0 .13)	–	(0 .13)	9 .89
2009	7.51	0 .12	1 .30	1 .42	(0 .18)	–	(0 .18)	8 .75
2008	17 .47	0 .19	(8 .06)	(7 .87)	(0 .12)	(1 .97)	(2 .09)	7 .51
R-5 shares
2012	9.48	0 .19	0 .41	0 .60	(0 .12)	–	(0 .12)	9 .96
2011	9.88	0 .18	(0 .46)	(0 .28)	(0 .12)	–	(0 .12)	9 .48
2010	8.67	0 .11	1 .24	1 .35	(0 .14)	–	(0 .14)	9 .88
2009	7.44	0 .12	1 .30	1 .42	(0 .19)	–	(0 .19)	8 .67
2008	17 .32	0 .20	(7 .97)	(7 .77)	(0 .14)	(1 .97)	(2 .11)	7 .44

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

6.23	%(c)	$183,831	1.40%	1 .59%	1 .76%	74 .2%
(3.16	) (c)	194,184	1.38	1 .52	1 .52	75 .7	(d)
14.31	(c)	179,226	1.51	1 .58	0 .86	105 .9
19.01	(c)	166,334	1.55	1 .60	1 .29	115 .6
(50.57	) (c)	145,271	1.50	–	1 .29	101 .5

6.76		2,833,609	0.89	0 .89	2 .25	74 .2
(2.61)		2,101,900	0.91	0 .91	1 .95	75 .7	(d)
14.90		1,087,289	0.92	0 .92	1 .49	105 .9
20.01		736,705	0.91	0 .91	1 .95	115 .6
(50.36)		621,394	0.93	–	1 .87	101 .5

5.81		7,944	1.76	–	1 .42	74 .2
(3.48)		8,504	1.79	–	1 .11	75 .7	(d)
13.95		9,424	1.79	–	0 .60	105 .9
18.88		9,081	1.79	–	1 .04	115 .6
(50.78)		6,336	1.81	–	0 .99	101 .5

5.92		13,572	1.63	–	1 .54	74 .2
(3.39)		15,277	1.66	–	1 .25	75 .7	(d)
14.18		19,385	1.66	–	0 .70	105 .9
18.96		20,324	1.66	–	1 .17	115 .6
(50.70)		18,080	1.68	–	1 .13	101 .5

6.24		53,185	1.45	–	1 .70	74 .2
(3.25)		61,344	1.48	–	1 .44	75 .7	(d)
14.29		67,216	1.48	–	0 .88	105 .9
19.23		69,007	1.48	–	1 .36	115 .6
(50.61)		57,078	1.50	–	1 .31	101 .5

6.35		41,896	1.26	–	1 .91	74 .2
(3.04)		43,879	1.29	–	1 .63	75 .7	(d)
14.63		49,117	1.29	–	1 .05	105 .9
19.43		50,972	1.29	–	1 .55	115 .6
(50.53)		36,959	1.31	–	1 .57	101 .5

6.50		80,363	1.14	–	2 .00	74 .2
(2.90)		80,613	1.17	–	1 .75	75 .7	(d)
15.71	(e)	76,608	1.17	–	1 .18	105 .9
19.54		82,482	1.17	–	1 .66	115 .6
(50.43)		59,805	1.19	–	1 .57	101 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes approximately $86,522,000 from portfolio realignment from the acquisition of International Growth Fund.
(e)	In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
EQUITY INCOME FUND
Institutional shares
2012		$17 .59	$0.58	$1 .87	$2 .45	($0 .55)	$–	($0 .55)	$19.49
2011		16.93	0 .56	0 .64	1 .20	(0 .54)	–	(0 .54)	17 .59
2010		14.40	0 .50	2 .49	2 .99	(0 .46)	–	(0 .46)	16 .93
2009		13.82	0 .45	0 .61	1 .06	(0 .48)	–	(0 .48)	14 .40
2008		23.82	0 .48	(7 .98)	(7 .50)	(0 .46)	(2.04)	(2 .50)	13 .82
R-1 shares
2012		17.52	0 .42	1 .86	2 .28	(0 .40)	–	(0 .40)	19 .40
2011		16.89	0 .39	0 .66	1 .05	(0 .42)	–	(0 .42)	17 .52
2010	(b)	15.52	0 .23	1 .40	1 .63	(0 .26)	–	(0 .26)	16 .89
R-2 shares
2012		17.57	0 .43	1 .89	2 .32	(0 .43)	–	(0 .43)	19 .46
2011		16.89	0 .41	0 .66	1 .07	(0 .39)	–	(0 .39)	17 .57
2010	(b)	15.52	0 .21	1 .43	1 .64	(0 .27)	–	(0 .27)	16 .89
R-3 shares
2012		17.53	0 .46	1 .88	2 .34	(0 .46)	–	(0 .46)	19 .41
2011		16.89	0 .45	0 .64	1 .09	(0 .45)	–	(0 .45)	17 .53
2010	(b)	15.52	0 .25	1 .40	1 .65	(0 .28)	–	(0 .28)	16 .89
R-4 shares
2012		17.56	0 .49	1 .89	2 .38	(0 .49)	–	(0 .49)	19 .45
2011		16.92	0 .46	0 .66	1 .12	(0 .48)	–	(0 .48)	17 .56
2010	(b)	15.52	0 .20	1 .49	1 .69	(0 .29)	–	(0 .29)	16 .92
R-5 shares
2012		17.58	0 .51	1 .89	2 .40	(0 .51)	–	(0 .51)	19 .47
2011		16.93	0 .50	0 .65	1 .15	(0 .50)	–	(0 .50)	17 .58
2010	(b)	15.52	0 .15	1 .55	1 .70	(0 .29)	–	(0 .29)	16 .93

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income		Portfolio
		Net Assets, End of	to Average Net		to Average Net		Turnover
Total Return		Period (in thousands)	Assets		Assets		Rate

14.10%		$3,105,517	0.52%		3 .09%		23 .5%
7.15		2,527,743	0.52		3 .20		16 .6
21.03		1,828,045	0.52		3 .16		22 .1
8.07		1,097,669	0.53		3 .47		35 .3
(34.79)		1,132,181	0.52		2 .56		75 .8

13.09		2,790	1.39		2 .24		23 .5
6.23		2,495	1.39		2 .24		16 .6
10.62	(c)	374	1.42	(d)	2 .13	(d)	22 .1	(d)

13.29		7,317	1.26		2 .29		23 .5
6.39		3,313	1.26		2 .33		16 .6
10.67	(c)	371	1.29	(d)	1 .92	(d)	22 .1	(d)

13.45		44,323	1.08		2 .47		23 .5
6.53		22,727	1.08		2 .56		16 .6
10.81	(c)	3,815	1.11	(d)	2 .39	(d)	22 .1	(d)

13.70		31,695	0.89		2 .61		23 .5
6.70		11,013	0.89		2 .65		16 .6
11.03	(c)	750	0.92	(d)	1 .87	(d)	22 .1	(d)

13.81		106,715	0.77		2 .71		23 .5
6.86		27,719	0.77		2 .87		16 .6
11.11	(c)	5,904	0.80	(d)	1 .37	(d)	22 .1	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL DIVERSIFIED INCOME FUND
Institutional shares
2012		$12 .94	$0.81	$1 .15	$1 .96	($0 .76)	($0 .04)	($0 .80)	$14.10
2011		13.31	0 .83	(0 .35)	0 .48	(0 .74)	(0.11)	(0 .85)	12 .94
2010		12.72	0 .77	1 .67	2 .44	(0 .80)	(1.05)	(1 .85)	13 .31
2009	(c)	10.00	0 .67	2 .72	3 .39	(0 .67)	–	(0 .67)	12 .72

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End of			Investment Income
		Period (in	Ratio of Expenses to		to Average Net		Portfolio
Total Return		thousands)	Average Net Assets		Assets		Turnover Rate

15.67%		$751,759	0.80	%(b)	6 .01%		50 .8%
3.61		553,989	0.81	(b)	6 .27		47 .6
21.42		224,071	0.87	(b)	6 .13		75 .5
35.24	(d)	72,681	0.90 (b)	,(e)	7 .00	(e)	182 .5	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions
				Total From Investment Operations				Net Asset Value, End of Period

GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
2012	$7 .07	$0.15	$1 .21	$1 .36	($0 .18)	$–	($0 .18)	$8 .25
2011	7.18	0 .12	(0 .07)	0 .05	(0 .12)	(0.04)	(0 .16)	7 .07
2010	5.67	0 .13	1 .66	1 .79	(0 .28)	–	(0 .28)	7 .18
2009	5.03	0 .14	0 .77	0 .91	(0 .27)	–	(0 .27)	5 .67
2008	10 .08	0 .19	(5 .06)	(4 .87)	(0 .18)	–	(0 .18)	5 .03

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
				Investment
				Income to	Portfolio
	Net Assets, End of	Ratio of Expenses to		Average Net	Turnover
Total Return	Period (in thousands)	Average Net Assets		Assets	Rate

19.67%	$1,077,821	0.93	%(b)	1 .92%	87 .9%
0.74	246,174	0.95	(b)	1 .67	78 .8
32.52 (c)	9	0.95	(b)	2 .23	194 .8
19.46	1,134	0.95	(b)	3 .12	131 .1
(48.97)	1,006	0.95	(b)	2 .45	100 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	During 2010, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

See accompanying notes

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period

Total Return
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
2012		$11 .28	$0 .29	$0 .19	$0 .48	($0 .38)	($0 .38)	$11 .38	4 .28	%(c)
2011		11 .30	0 .35	0 .02	0 .37	(0 .39)	(0 .39)	11 .28	3 .40	(c)
2010		10 .90	0 .40	0 .43	0 .83	(0 .43)	(0 .43)	11 .30	7 .73	(c)
2009	(d)	10 .68	0 .38	0 .23	0 .61	(0 .39)	(0 .39)	10 .90	5 .87 (c)	,(e)
Institutional shares
2012		11 .27	0 .34	0 .19	0 .53	(0 .43)	(0 .43)	11 .37	4 .80
2011		11 .29	0 .40	0 .03	0 .43	(0 .45)	(0 .45)	11 .27	3 .91
2010		10 .90	0 .46	0 .41	0 .87	(0 .48)	(0 .48)	11 .29	8 .16
2009		10 .35	0 .50	0 .56	1 .06	(0 .51)	(0 .51)	10 .90	10 .42
2008		10 .54	0 .51	(0 .17)	0 .34	(0 .53)	(0 .53)	10 .35	3 .23
R-1 shares
2012		11 .27	0 .26	0 .19	0 .45	(0 .34)	(0 .34)	11 .38	4 .07
2011		11 .29	0 .32	0 .02	0 .34	(0 .36)	(0 .36)	11 .27	3 .11
2010		10 .90	0 .37	0 .41	0 .78	(0 .39)	(0 .39)	11 .29	7 .32
2009	(d)	10 .68	0 .35	0 .24	0 .59	(0 .37)	(0 .37)	10 .90	5 .61	(e)
R-2 shares
2012		11 .27	0 .27	0 .20	0 .47	(0 .36)	(0 .36)	11 .38	4 .21
2011		11 .29	0 .33	0 .03	0 .36	(0 .38)	(0 .38)	11 .27	3 .24
2010		10 .90	0 .39	0 .41	0 .80	(0 .41)	(0 .41)	11 .29	7 .46
2009	(d)	10 .68	0 .36	0 .24	0 .60	(0 .38)	(0 .38)	10 .90	5 .73	(e)
R-3 shares
2012		11 .27	0 .29	0 .20	0 .49	(0 .38)	(0 .38)	11 .38	4 .40
2011		11 .29	0 .35	0 .03	0 .38	(0 .40)	(0 .40)	11 .27	3 .43
2010		10 .90	0 .40	0 .42	0 .82	(0 .43)	(0 .43)	11 .29	7 .66
2009	(d)	10 .68	0 .38	0 .24	0 .62	(0 .40)	(0 .40)	10 .90	5 .90	(e)
R-4 shares
2012		11 .27	0 .31	0 .20	0 .51	(0 .40)	(0 .40)	11 .38	4 .59
2011		11 .29	0 .37	0 .03	0 .40	(0 .42)	(0 .42)	11 .27	3 .62
2010		10 .90	0 .42	0 .42	0 .84	(0 .45)	(0 .45)	11 .29	7 .86
2009	(d)	10 .68	0 .39	0 .24	0 .63	(0 .41)	(0 .41)	10 .90	6 .07	(e)
R-5 shares
2012		11 .28	0 .32	0 .20	0 .52	(0 .41)	(0 .41)	11 .39	4 .72
2011		11 .30	0 .38	0 .03	0 .41	(0 .43)	(0 .43)	11 .28	3 .74
2010		10 .90	0 .44	0 .42	0 .86	(0 .46)	(0 .46)	11 .30	8 .08
2009	(d)	10 .68	0 .41	0 .24	0 .65	(0 .43)	(0 .43)	10 .90	6 .18	(e)

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Gross		Ratio of Net
Net Assets, End of			Expenses to		Investment Income		Portfolio
Period (in	Ratio of Expenses to		Average Net		to Average Net		Turnover
thousands)	Average Net Assets		Assets(b)		Assets		Rate

$156,522	1.00%		1.23%		2 .53%		52 .8%
123,734	1.00		1.16		3 .11		104 .7
112,730	1.00		1.20		3 .63		51 .2
94,354	1.00	(f)	1.29	(f)	3 .96	(f)	26 .6	(f)

1,044,466	0.51		–		3 .04		52 .8
1,020,836	0.51		–		3 .60		104 .7
980,476	0.51		–		4 .13		51 .2
893,919	0.51		–		4 .66		26 .6
1,037,568	0.50		–		4.79		5.3

3,722	1.29	(g)	–		2 .25		52 .8
3,517	1.29	(g)	–		2 .84		104 .7
4,485	1.29	(g)	–		3 .33		51 .2
2,796	1.29 (f)	,(g)	–		3.66	(f)	26.6	(f)

6,464	1.16	(g)	–		2 .39		52 .8
7,276	1.16	(g)	–		2 .96		104 .7
8,002	1.16	(g)	–		3 .48		51 .2
8,843	1.16 (f)	,(g)	–		3.80	(f)	26.6	(f)

21,930	0.98	(g)	–		2 .56		52 .8
20,798	0.98	(g)	–		3 .13		104 .7
20,070	0.98	(g)	–		3 .63		51 .2
11,551	0.98 (f)	,(g)	–		3.98	(f)	26.6	(f)

11,093	0.79	(g)	–		2 .75		52 .8
9,295	0.79	(g)	–		3 .31		104 .7
7,364	0.79	(g)	–		3 .82		51 .2
4,235	0.79 (f)	,(g)	–		4.17	(f)	26.6	(f)

21,996	0.67	(g)	–		2 .87		52 .8
17,909	0.67	(g)	–		3 .44		104 .7
15,243	0.67	(g)	–		3 .95		51 .2
11,805	0.67 (f)	,(g)	–		4.29	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

HIGH YIELD FUND
Institutional shares
2012	$7 .69	$0.55	$0 .39	$0 .94	($0 .57)	($0 .26)	($0 .83)	$7 .80
2011	8.15	0 .63	(0 .28)	0 .35	(0 .66)	(0.15)	(0 .81)	7 .69
2010	7.59	0 .68	0 .57	1 .25	(0 .69)	–	(0 .69)	8 .15
2009	6.10	0 .64	1 .54	2 .18	(0 .69)	–	(0 .69)	7 .59
2008	8.74	0 .62	(2 .39)	(1 .77)	(0 .63)	(0.24)	(0 .87)	6 .10

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
		Ratio of Expenses	Expenses to	Investment Income
	Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

13.17%	$721,892	0.56%	0 .59%	7 .19%	82 .6%
4.45	744,655	0.56	0 .57	7 .91	82 .8
17.23	975,311	0.56	0 .57	8 .64	77 .8
37.90	800,853	0.54	–	9 .60	57 .0
(22.14)	447,491	0.53	–	7 .82	28 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

HIGH YIELD FUND I
Institutional shares
2012	$11 .05	$0.73	$0 .54	$1 .27	($0 .73)	($0 .22)	($0 .95)	$11.37
2011	11.64	0 .83	(0 .42)	0 .41	(0 .85)	(0.15)	(1 .00)	11 .05
2010	10.67	0 .94	1 .00	1 .94	(0 .97)	–	(0 .97)	11 .64
2009	8.19	0 .91	2 .33	3 .24	(0 .76)	–	(0 .76)	10 .67
2008	10.61	0 .79	(2 .89)	(2 .10)	(0 .32)	–	(0 .32)	8 .19

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

12.65%	$1,189,513	0.65%	6 .75%	75 .0%
3.87	1,633,132	0.65	7 .50	67 .4
19.54	1,276,786	0.65	8 .77	100 .0
44.36	1,015,076	0.65	10 .34	103 .8
(20.38)	662,079	0.65	8 .00	67 .7

(a) Calculated based on average shares outstanding during the period.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

INCOME FUND
Class J shares
2012		$9 .57	$0 .39	$0 .45	$0 .84	($0 .41)	($0 .41)	$10 .00	9 .03	%(c)
2011		9 .67	0 .43	(0 .06)	0 .37	(0 .47)	(0 .47)	9 .57	3 .91	(c)
2010		9 .28	0 .48	0 .41	0 .89	(0 .50)	(0 .50)	9 .67	9 .91	(c)
2009	(d)	9 .24	0 .04	0 .04	0 .08	(0 .04)	(0 .04)	9 .28	0 .92 (c)	,(e)
Institutional shares
2012		9 .57	0 .44	0 .46	0 .90	(0 .47)	(0 .47)	10 .00	9 .62
2011		9 .68	0 .49	(0 .08)	0 .41	(0 .52)	(0 .52)	9 .57	4 .41
2010		9 .28	0 .54	0 .42	0 .96	(0 .56)	(0 .56)	9 .68	10 .65
2009		7 .85	0 .55	1 .44	1 .99	(0 .56)	(0 .56)	9 .28	26 .21
2008		9 .01	0 .51	(1 .14)	(0 .63)	(0 .53)	(0 .53)	7 .85	(7 .51)
R-1 shares
2012		9 .57	0 .36	0 .45	0 .81	(0 .38)	(0 .38)	10 .00	8 .68
2011		9 .68	0 .40	(0 .07)	0 .33	(0 .44)	(0 .44)	9 .57	3 .51
2010	(g)	9 .27	0 .30	0 .40	0 .70	(0 .29)	(0 .29)	9 .68	7 .68	(e)
R-2 shares
2012		9 .58	0 .37	0 .46	0 .83	(0 .40)	(0 .40)	10 .01	8 .81
2011		9 .67	0 .42	(0 .06)	0 .36	(0 .45)	(0 .45)	9 .58	3 .85
2010	(g)	9 .27	0 .30	0 .40	0 .70	(0 .30)	(0 .30)	9 .67	7 .67	(e)
R-3 shares
2012		9 .58	0 .39	0 .45	0 .84	(0 .41)	(0 .41)	10 .01	9 .00
2011		9 .68	0 .43	(0 .06)	0 .37	(0 .47)	(0 .47)	9 .58	3 .93
2010	(g)	9 .27	0 .31	0 .41	0 .72	(0 .31)	(0 .31)	9 .68	7 .91	(e)
R-4 shares
2012		9 .58	0 .41	0 .45	0 .86	(0 .43)	(0 .43)	10 .01	9 .21
2011		9 .68	0 .45	(0 .06)	0 .39	(0 .49)	(0 .49)	9 .58	4 .13
2010	(g)	9 .27	0 .32	0 .41	0 .73	(0 .32)	(0 .32)	9 .68	8 .04	(e)
R-5 shares
2012		9 .57	0 .42	0 .45	0 .87	(0 .44)	(0 .44)	10 .00	9 .35
2011		9 .67	0 .46	(0 .06)	0 .40	(0 .50)	(0 .50)	9 .57	4 .26
2010	(g)	9 .27	0 .35	0 .38	0 .73	(0 .33)	(0 .33)	9 .67	8 .03	(e)

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Gross		Ratio of Net
			Expenses to		Investment Income
Net Assets, End of	Ratio of Expenses to		Average Net		to Average Net		Portfolio
Period (in thousands)	Average Net Assets		Assets(b)		Assets		Turnover Rate

$90,263	1.06%		1.25%		4 .02%		14 .1%
58,259	1.10		1.29		4 .54		16 .9
36,124	1.10		1.75		5 .02		13 .1
1,631	1 .10	(f)	5 .78	(f)	5 .24	(f)	30 .6	(f)

1,763,464	0.51		–		4 .56		14 .1
1,157,481	0.52		–		5 .13		16 .9
930,550	0.52		–		5 .69		13 .1
809,271	0.51		–		6 .49		30 .6
729,267	0.50		–		5 .72		15 .5

1,084	1.38		–		3 .69		14 .1
415	1.38		–		4 .14		16 .9
18	1.40	(f)	–		4.69	(f)	13.1	(f)

1,157	1.25		–		3 .77		14 .1
291	1.25		–		4 .37		16 .9
172	1.27	(f)	–		4.71	(f)	13.1	(f)

16,508	1.07		–		4 .01		14 .1
8,180	1.07		–		4 .52		16 .9
1,472	1.09	(f)	–		4.95	(f)	13.1	(f)

8,155	0.88		–		4 .17		14 .1
2,835	0.88		–		4 .74		16 .9
1,361	0.90	(f)	–		5.03	(f)	13.1	(f)

13,785	0.76		–		4 .31		14 .1
10,322	0.76		–		4 .80		16 .9
393	0.78	(f)	–		5.43	(f)	13.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from September 30, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Tax Return of Capital Distribution	Total Dividends and Distributions	Net Asset Value, End of Period

INFLATION PROTECTION FUND
Class J shares
2012	$8 .56	$0 .02	$0 .58	$0 .60	($0 .01)	$–	($0 .01)	$9 .15
2011	8.17	0 .20	0 .39	0 .59	(0 .20)	–	(0 .20)	8 .56
2010	7.51	0 .10	0 .67	0 .77	(0 .11)	–	(0 .11)	8 .17
2009	7.08	0 .03	0 .41	0 .44	(0 .01)	–	(0 .01)	7 .51
2008	9.45	0 .46	(2 .02)	(1 .56)	(0 .69)	(0.12)	(0 .81)	7 .08
Institutional shares
2012	8.65	0 .09	0 .58	0 .67	(0 .03)	–	(0 .03)	9 .29
2011	8.24	0 .28	0 .38	0 .66	(0 .25)	–	(0 .25)	8 .65
2010	7.57	0 .16	0 .67	0 .83	(0 .16)	–	(0 .16)	8 .24
2009	7.08	0 .11	0 .39	0 .50	(0 .01)	–	(0 .01)	7 .57
2008	9.45	0 .53	(2 .02)	(1 .49)	(0 .75)	(0.13)	(0 .88)	7 .08
R-1 shares
2012	8.51	0 .02	0 .57	0 .59	(0 .01)	–	(0 .01)	9 .09
2011	8.13	0 .19	0 .38	0 .57	(0 .19)	–	(0 .19)	8 .51
2010	7.48	0 .09	0 .67	0 .76	(0 .11)	–	(0 .11)	8 .13
2009	7.05	(0 .02)	0 .46	0 .44	(0 .01)	–	(0 .01)	7 .48
2008	9.42	0 .44	(2 .01)	(1 .57)	(0 .69)	(0.11)	(0 .80)	7 .05
R-2 shares
2012	8.52	0 .03	0 .57	0 .60	(0 .01)	–	(0 .01)	9 .11
2011	8.13	0 .20	0 .39	0 .59	(0 .20)	–	(0 .20)	8 .52
2010	7.48	0 .10	0 .66	0 .76	(0 .11)	–	(0 .11)	8 .13
2009	7.05	0 .06	0 .38	0 .44	(0 .01)	–	(0 .01)	7 .48
2008	9.42	0 .45	(2 .01)	(1 .56)	(0 .69)	(0.12)	(0 .81)	7 .05
R-3 shares
2012	8.55	0 .04	0 .58	0 .62	(0 .01)	–	(0 .01)	9 .16
2011	8.16	0 .22	0 .38	0 .60	(0 .21)	–	(0 .21)	8 .55
2010	7.50	0 .12	0 .66	0 .78	(0 .12)	–	(0 .12)	8 .16
2009	7.06	0 .08	0 .37	0 .45	(0 .01)	–	(0 .01)	7 .50
2008	9.43	0 .47	(2 .01)	(1 .54)	(0 .70)	(0.13)	(0 .83)	7 .06
R-4 shares
2012	8.58	0 .08	0 .55	0 .63	(0 .01)	–	(0 .01)	9 .20
2011	8.18	0 .27	0 .35	0 .62	(0 .22)	–	(0 .22)	8 .58
2010	7.52	0 .13	0 .67	0 .80	(0 .14)	–	(0 .14)	8 .18
2009	7.06	0 .09	0 .38	0 .47	(0 .01)	–	(0 .01)	7 .52
2008	9.43	0 .47	(1 .99)	(1 .52)	(0 .73)	(0.12)	(0 .85)	7 .06
R-5 shares
2012	8.61	0 .07	0 .58	0 .65	(0 .02)	–	(0 .02)	9 .24
2011	8.21	0 .25	0 .38	0 .63	(0 .23)	–	(0 .23)	8 .61
2010	7.54	0 .14	0 .67	0 .81	(0 .14)	–	(0 .14)	8 .21
2009	7.07	0 .04	0 .44	0 .48	(0 .01)	–	(0 .01)	7 .54
2008	9.44	0 .51	(2 .02)	(1 .51)	(0 .72)	(0.14)	(0 .86)	7 .07

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
		Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
		Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return		thousands)	Assets	Assets(b)	Assets	Turnover Rate

7.00	%(c)	$15,135	1.15%	1 .52%	0 .25%	152 .9%
7.42	(c)	13,502	1.10	1 .24	2 .51	131 .9
10.40	(c)	7,613	1.15	1 .33	1 .31	85 .3
6.20	(c)	6,443	1.15	1 .46	0 .49	109 .5
(18.05	) (c)	7,961	1.15	–	5 .30	32 .3

7.78		740,023	0.40	–	1 .04	152 .9
8.19		720,534	0.40	–	3 .37	131 .9
11.10		550,781	0.41	–	2 .04	85 .3
7.10		439,388	0.41	–	1 .55	109 .5
(17.46)		388,931	0.41	–	5 .95	32 .3

6.89		1,821	1.28	–	0 .19	152 .9
7.23		1,315	1.28	–	2 .39	131 .9
10.20		660	1.29	–	1 .16	85 .3
6.21		367	1.29	–	(0 .31)	109 .5
(18.21)		430	1.29	–	5 .06	32 .3

7.01		1,263	1.15	–	0 .35	152 .9
7.46		1,063	1.15	–	2 .50	131 .9
10.30		1,078	1.16	–	1 .26	85 .3
6.22		732	1.16	–	0 .86	109 .5
(18.11)		642	1.16	–	5 .19	32 .3

7.24		5,447	0.97	–	0 .47	152 .9
7.57		4,487	0.97	–	2 .74	131 .9
10.56		2,759	0.98	–	1 .49	85 .3
6.37		1,041	0.98	–	1 .12	109 .5
(17.95)		904	0.98	–	5 .38	32 .3

7.38		1,995	0.78	–	0 .88	152 .9
7.83		837	0.78	–	3 .36	131 .9
10.70		896	0.79	–	1 .67	85 .3
6.67		359	0.79	–	1 .28	109 .5
(17.80)		378	0.79	–	5 .40	32 .3

7.55		4,539	0.66	–	0 .81	152 .9
7.90		2,309	0.66	–	3 .06	131 .9
10.91		1,230	0.67	–	1 .73	85 .3
6.81		635	0.67	–	0 .53	109 .5
(17.69)		638	0.67	–	5 .75	32 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

INTERNATIONAL EMERGING MARKETS FUND
Class J shares
2012	$22 .96	$0.22	$0 .72	$0 .94	($0 .21)	$–	($0 .21)	$23.69
2011	24.82	0 .26	(2 .09)	(1 .83)	(0 .03)	–	(0 .03)	22 .96
2010	20.05	0 .07	4 .78	4 .85	(0 .08)	–	(0 .08)	24 .82
2009	13.32	0 .13	6 .67	6 .80	(0 .07)	–	(0 .07)	20 .05
2008	38.42	0 .19	(19 .52)	(19 .33)	(0 .08)	(5.69)	(5 .77)	13 .32
Institutional shares
2012	23.67	0 .34	0 .73	1 .07	(0 .32)	–	(0 .32)	24 .42
2011	25.60	0 .39	(2 .16)	(1 .77)	(0 .16)	–	(0 .16)	23 .67
2010	20.66	0 .21	4 .92	5 .13	(0 .19)	–	(0 .19)	25 .60
2009	13.78	0 .25	6 .84	7 .09	(0 .21)	–	(0 .21)	20 .66
2008	39.56	0 .36	(20 .17)	(19 .81)	(0 .28)	(5.69)	(5 .97)	13 .78
R-1 shares
2012	23.37	0 .13	0 .75	0 .88	(0 .05)	–	(0 .05)	24 .20
2011	25.35	0 .14	(2 .12)	(1 .98)	–	–	–	23 .37
2010	20.51	0 .02	4 .87	4 .89	(0 .05)	–	(0 .05)	25 .35
2009	13.60	0 .10	6 .83	6 .93	(0 .02)	–	(0 .02)	20 .51
2008	39.13	0 .13	(19 .97)	(19 .84)	–	(5.69)	(5 .69)	13 .60
R-2 shares
2012	23.26	0 .16	0 .74	0 .90	(0 .13)	–	(0 .13)	24 .03
2011	25.20	0 .17	(2 .11)	(1 .94)	–	–	–	23 .26
2010	20.37	0 .03	4 .86	4 .89	(0 .06)	–	(0 .06)	25 .20
2009	13.50	0 .12	6 .78	6 .90	(0 .03)	–	(0 .03)	20 .37
2008	38.86	0 .15	(19 .80)	(19 .65)	(0 .02)	(5.69)	(5 .71)	13 .50
R-3 shares
2012	23.38	0 .22	0 .72	0 .94	(0 .17)	–	(0 .17)	24 .15
2011	25.31	0 .23	(2 .13)	(1 .90)	(0 .03)	–	(0 .03)	23 .38
2010	20.46	0 .08	4 .87	4 .95	(0 .10)	–	(0 .10)	25 .31
2009	13.59	0 .15	6 .80	6 .95	(0 .08)	–	(0 .08)	20 .46
2008	39.10	0 .20	(19 .94)	(19 .74)	(0 .08)	(5.69)	(5 .77)	13 .59
R-4 shares
2012	23.59	0 .25	0 .74	0 .99	(0 .23)	–	(0 .23)	24 .35
2011	25.52	0 .28	(2 .14)	(1 .86)	(0 .07)	–	(0 .07)	23 .59
2010	20.62	0 .12	4 .91	5 .03	(0 .13)	–	(0 .13)	25 .52
2009	13.72	0 .18	6 .86	7 .04	(0 .14)	–	(0 .14)	20 .62
2008	39.42	0 .27	(20 .13)	(19 .86)	(0 .15)	(5.69)	(5 .84)	13 .72
R-5 shares
2012	23.67	0 .29	0 .72	1 .01	(0 .25)	–	(0 .25)	24 .43
2011	25.60	0 .32	(2 .15)	(1 .83)	(0 .10)	–	(0 .10)	23 .67
2010	20.67	0 .15	4 .93	5 .08	(0 .15)	–	(0 .15)	25 .60
2009	13.75	0 .21	6 .85	7 .06	(0 .14)	–	(0 .14)	20 .67
2008	39.49	0 .27	(20 .13)	(19 .86)	(0 .19)	(5.69)	(5 .88)	13 .75

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

4.18	%(c)	$164,299	1.72%	1 .91%	0 .96%	104 .8%
(7.40	) (c)	170,695	1.71	1 .85	1 .03	88 .4
24.23	(c)	205,507	1.83	1 .90	0 .32	102 .1
51.33	(c)	183,286	1.89	1 .94	0 .85	133 .4
(58.50	) (c)	113,241	1.80	–	0 .75	127 .6

4.67		1,219,393	1.25	1 .25	1 .45	104 .8
(7.00)		1,042,690	1.27	1 .27	1 .51	88 .4
24.94		1,048,491	1.28	1 .28	0 .91	102 .1
52.25		830,134	1.27	1 .27	1 .50	133 .4
(58.27)		435,442	1.26	–	1 .36	127 .6

3.77		5,362	2.11	–	0 .56	104 .8
(7.81)		6,019	2.13	–	0 .56	88 .4
23.87		10,335	2.14	–	0 .07	102 .1
51.00		7,457	2.13	–	0 .62	133 .4
(58.65)		3,515	2.14	–	0 .49	127 .6

3.93		9,010	1.98	–	0 .69	104 .8
(7.70)		10,638	2.00	–	0 .67	88 .4
24.02		13,900	2.01	–	0 .15	102 .1
51.18		11,600	2.00	–	0 .77	133 .4
(58.58)		6,741	2.01	–	0 .58	127 .6

4.08		37,931	1.80	–	0 .94	104 .8
(7.52)		32,869	1.82	–	0 .89	88 .4
24.26		42,741	1.83	–	0 .38	102 .1
51.48		31,084	1.82	–	0 .91	133 .4
(58.53)		15,136	1.83	–	0 .77	127 .6

4.28		21,453	1.61	–	1 .05	104 .8
(7.33)		24,222	1.63	–	1 .08	88 .4
24.48		31,507	1.64	–	0 .54	102 .1
51.79		25,197	1.63	–	1 .08	133 .4
(58.44)		11,432	1.64	–	1 .04	127 .6

4.41		37,421	1.49	–	1 .21	104 .8
(7.21)		33,187	1.51	–	1 .25	88 .4
24.65		37,391	1.52	–	0 .65	102 .1
51.90		33,821	1.51	–	1 .26	133 .4
(58.39)		14,985	1.52	–	1 .01	127 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

INTERNATIONAL FUND I
Institutional shares
2012	$10 .31	$0.20	$0 .45	$0 .65	($0 .17)	$–	($0 .17)	$10.79
2011	11.32	0 .15	(0 .99)	(0 .84)	(0 .17)	–	(0 .17)	10 .31
2010	10.31	0 .14	1 .03	1 .17	(0 .16)	–	(0 .16)	11 .32
2009	8.81	0 .14	1 .63	1 .77	(0 .27)	–	(0 .27)	10 .31
2008	18.70	0 .27	(8 .27)	(8 .00)	(0 .24)	(1.65)	(1 .89)	8 .81
R-1 shares
2012	10.20	0 .11	0 .46	0 .57	(0 .07)	–	(0 .07)	10 .70
2011	11.21	0 .05	(0 .99)	(0 .94)	(0 .07)	–	(0 .07)	10 .20
2010	10.23	0 .04	1 .03	1 .07	(0 .09)	–	(0 .09)	11 .21
2009	8.73	0 .06	1 .62	1 .68	(0 .18)	–	(0 .18)	10 .23
2008	18.55	0 .14	(8 .21)	(8 .07)	(0 .10)	(1.65)	(1 .75)	8 .73
R-2 shares
2012	10.21	0 .12	0 .46	0 .58	(0 .07)	–	(0 .07)	10 .72
2011	11.21	0 .06	(0 .99)	(0 .93)	(0 .07)	–	(0 .07)	10 .21
2010	10.22	0 .05	1 .04	1 .09	(0 .10)	–	(0 .10)	11 .21
2009	8.71	0 .07	1 .62	1 .69	(0 .18)	–	(0 .18)	10 .22
2008	18.51	0 .15	(8 .18)	(8 .03)	(0 .12)	(1.65)	(1 .77)	8 .71
R-3 shares
2012	10.22	0 .14	0 .46	0 .60	(0 .11)	–	(0 .11)	10 .71
2011	11.22	0 .08	(0 .98)	(0 .90)	(0 .10)	–	(0 .10)	10 .22
2010	10.23	0 .08	1 .03	1 .11	(0 .12)	–	(0 .12)	11 .22
2009	8.73	0 .09	1 .61	1 .70	(0 .20)	–	(0 .20)	10 .23
2008	18.54	0 .17	(8 .18)	(8 .01)	(0 .15)	(1.65)	(1 .80)	8 .73
R-4 shares
2012	10.26	0 .16	0 .45	0 .61	(0 .13)	–	(0 .13)	10 .74
2011	11.27	0 .10	(0 .98)	(0 .88)	(0 .13)	–	(0 .13)	10 .26
2010	10.26	0 .10	1 .03	1 .13	(0 .12)	–	(0 .12)	11 .27
2009	8.77	0 .11	1 .61	1 .72	(0 .23)	–	(0 .23)	10 .26
2008	18.61	0 .21	(8 .22)	(8 .01)	(0 .18)	(1.65)	(1 .83)	8 .77
R-5 shares
2012	10.28	0 .17	0 .45	0 .62	(0 .14)	–	(0 .14)	10 .76
2011	11.28	0 .11	(0 .97)	(0 .86)	(0 .14)	–	(0 .14)	10 .28
2010	10.28	0 .11	1 .03	1 .14	(0 .14)	–	(0 .14)	11 .28
2009	8.77	0 .12	1 .62	1 .74	(0 .23)	–	(0 .23)	10 .28
2008	18.62	0 .23	(8 .24)	(8 .01)	(0 .19)	(1.65)	(1 .84)	8 .77

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

				Ratio of Expenses
				to Average Net
				Assets (Excluding	Ratio of Gross	Ratio of Net
	Net Assets, End of Period	Ratio of Expenses to		Interest Expense	Expenses to Average	Investment Income to	Portfolio
Total Return	(in thousands)	Average Net Assets		Fees)	Net Assets(b)	Average Net Assets	Turnover Rate

6.53%	$1,069,269	0 .98%		N/A	1 .01%	1.95%	57 .3%
(7 .62)	1,170,084	1 .10		N/A	1 .13	1.34	90 .5
11.49	1,323,249	1 .10		N/A	1 .13	1.31	103 .4
20.69	1,464,299	1 .12		1 .11%	1 .13	1.62	102 .4
(47.44)	859,383	1 .10		N/A	–	1.91	123 .6

5.61	4,294	1 .85	(c)	N/A	–	1.04	57 .3
(8 .45)	4,972	1 .97	(c)	N/A	–	0.48	90 .5
10.53	6,727	1 .97	(c)	N/A	–	0.43	103 .4
19.63	6,204	2 .00	(c)	1 .99	–	0.74	102 .4
(47.90)	3,137	1 .98		N/A	–	1.03	123 .6

5.79	4,182	1 .72	(c)	N/A	–	1.22	57 .3
(8 .35)	5,052	1 .84	(c)	N/A	–	0.55	90 .5
10.72	10,031	1 .84	(c)	N/A	–	0.53	103 .4
19.73	11,435	1 .87	(c)	1 .86	–	0.86	102 .4
(47.83)	7,877	1 .85		N/A	–	1.09	123 .6

5.97	7,223	1 .54	(c)	N/A	–	1.42	57 .3
(8 .15)	10,939	1 .66	(c)	N/A	–	0.75	90 .5
10.90	13,026	1 .66	(c)	N/A	–	0.74	103 .4
19.95	12,634	1 .69	(c)	1 .68	–	1.07	102 .4
(47.71)	9,728	1 .67		N/A	–	1.23	123 .6

6.07	6,264	1 .35	(c)	N/A	–	1.56	57 .3
(7 .96)	11,057	1 .47	(c)	N/A	–	0.90	90 .5
11.13	14,358	1 .47	(c)	N/A	–	0.95	103 .4
20.10	13,714	1 .50	(c)	1 .49	–	1.27	102 .4
(47.60)	9,358	1 .48		N/A	–	1.51	123 .6

6.17	6,265	1 .23	(c)	N/A	–	1.69	57 .3
(7 .79)	8,738	1 .35	(c)	N/A	–	0.93	90 .5
11.21	25,067	1 .35	(c)	N/A	–	1.07	103 .4
20.39	22,619	1 .38	(c)	1 .37	–	1.36	102 .4
(47.57)	17,108	1 .36		N/A	–	1.59	123 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP BLEND FUND II
Class J shares
2012	$9 .21	$0.09	$1 .20	$1 .29	($0 .08)	$–	($0 .08)	$10.42
2011	8.76	0 .07	0 .41	0 .48	(0 .03)	–	(0 .03)	9 .21
2010	7.73	0 .05	1 .05	1 .10	(0 .07)	–	(0 .07)	8 .76
2009	7.02	0 .07	0 .71	0 .78	(0 .07)	–	(0 .07)	7 .73
2008	12 .12	0 .06	(4 .09)	(4 .03)	(0 .03)	(1 .04)	(1 .07)	7 .02
Institutional shares
2012	9.48	0 .14	1 .23	1 .37	(0 .12)	–	(0 .12)	10 .73
2011	9.03	0 .11	0 .42	0 .53	(0 .08)	–	(0 .08)	9 .48
2010	7.95	0 .10	1 .09	1 .19	(0 .11)	–	(0 .11)	9 .03
2009	7.23	0 .11	0 .73	0 .84	(0 .12)	–	(0 .12)	7 .95
2008	12 .47	0 .12	(4 .22)	(4 .10)	(0 .10)	(1 .04)	(1 .14)	7 .23
R-1 shares
2012	9.40	0 .05	1 .23	1 .28	(0 .03)	–	(0 .03)	10 .65
2011	8.95	0 .03	0 .42	0 .45	–	–	–	9.40
2010	7.90	0 .03	1 .07	1 .10	(0 .05)	–	(0 .05)	8 .95
2009	7.17	0 .05	0 .73	0 .78	(0 .05)	–	(0 .05)	7 .90
2008	12 .37	0 .03	(4 .19)	(4 .16)	–	(1.04)	(1 .04)	7 .17
R-2 shares
2012	9.35	0 .06	1 .22	1 .28	(0 .02)	–	(0 .02)	10 .61
2011	8.90	0 .04	0 .42	0 .46	(0 .01)	–	(0 .01)	9 .35
2010	7.85	0 .04	1 .07	1 .11	(0 .06)	–	(0 .06)	8 .90
2009	7.10	0 .06	0 .73	0 .79	(0 .04)	–	(0 .04)	7 .85
2008	12 .27	0 .04	(4 .15)	(4 .11)	(0 .02)	(1 .04)	(1 .06)	7 .10
R-3 shares
2012	9.38	0 .08	1 .23	1 .31	(0 .06)	–	(0 .06)	10 .63
2011	8.94	0 .06	0 .41	0 .47	(0 .03)	–	(0 .03)	9 .38
2010	7.88	0 .05	1 .08	1 .13	(0 .07)	–	(0 .07)	8 .94
2009	7.15	0 .08	0 .72	0 .80	(0 .07)	–	(0 .07)	7 .88
2008	12 .34	0 .06	(4 .17)	(4 .11)	(0 .04)	(1 .04)	(1 .08)	7 .15
R-4 shares
2012	9.45	0 .10	1 .23	1 .33	(0 .08)	–	(0 .08)	10 .70
2011	9.00	0 .08	0 .42	0 .50	(0 .05)	–	(0 .05)	9 .45
2010	7.93	0 .07	1 .08	1 .15	(0 .08)	–	(0 .08)	9 .00
2009	7.20	0 .09	0 .73	0 .82	(0 .09)	–	(0 .09)	7 .93
2008	12 .42	0 .08	(4 .20)	(4 .12)	(0 .06)	(1 .04)	(1 .10)	7 .20
R-5 shares
2012	9.44	0 .11	1 .23	1 .34	(0 .10)	–	(0 .10)	10 .68
2011	8.99	0 .09	0 .41	0 .50	(0 .05)	–	(0 .05)	9 .44
2010	7.92	0 .08	1 .08	1 .16	(0 .09)	–	(0 .09)	8 .99
2009	7.19	0 .10	0 .72	0 .82	(0 .09)	–	(0 .09)	7 .92
2008	12 .40	0 .09	(4 .19)	(4 .10)	(0 .07)	(1 .04)	(1 .11)	7 .19

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
	Net Assets, End of			Expenses to	Investment Income
	Period (in	Ratio of Expenses to		Average Net	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets		Assets(b)	Assets	Turnover Rate

14.12% (c)	$94,923	1.18%		1 .39%	0 .92%	44 .4%
5.50 (c)	95,870	1.17		1 .33	0 .73	43 .7
14.25 (c)	99,281	1.28		1 .36	0 .64	36 .2
11.37 (c)	94,397	1.33		1 .39	1 .10	79 .8
(36.15) (c)	93,445	1.28		–	0 .68	60 .0

14.66	897,545	0.75	(d)	–	1 .34	44 .4
5.84	817,773	0.74	(d)	–	1 .14	43 .7
15.02	538,314	0.76	(d)	–	1 .15	36 .2
12.05	479,632	0.77	(d)	–	1 .64	79 .8
(35.86)	431,434	0.75		–	1 .21	60 .0

13.71	3,093	1.61	(d)	–	0 .48	44 .4
5.03	2,976	1.61	(d)	–	0 .29	43 .7
13.97	3,297	1.62	(d)	–	0 .30	36 .2
11.10	3,337	1.63	(d)	–	0 .75	79 .8
(36.43)	2,511	1.63		–	0 .32	60 .0

13.76	6,383	1.48	(d)	–	0 .63	44 .4
5.12	8,374	1.48	(d)	–	0 .43	43 .7
14.12	14,969	1.49	(d)	–	0 .43	36 .2
11.27	15,413	1.50	(d)	–	0 .91	79 .8
(36.39)	13,952	1.50		–	0 .46	60 .0

14.06	19,168	1.30	(d)	–	0 .80	44 .4
5.22	21,931	1.30	(d)	–	0 .60	43 .7
14.41	25,154	1.31	(d)	–	0 .60	36 .2
11.43	21,135	1.32	(d)	–	1 .12	79 .8
(36.23)	21,349	1.32		–	0 .63	60 .0

14.26	12,353	1.11	(d)	–	1 .00	44 .4
5.52	14,417	1.11	(d)	–	0 .79	43 .7
14.56	13,836	1.12	(d)	–	0 .80	36 .2
11.63	13,463	1.13	(d)	–	1 .27	79 .8
(36.11)	11,356	1.13		–	0 .84	60 .0

14.31	20,971	0.99	(d)	–	1 .11	44 .4
5.59	21,778	0.99	(d)	–	0 .90	43 .7
14.75	21,473	1.00	(d)	–	0 .92	36 .2
11.68	25,707	1.01	(d)	–	1 .40	79 .8
(36.00)	24,446	1.01		–	0 .95	60 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Tax Return of Capital Distribution	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP GROWTH FUND
Class J shares
2012	$7 .53	$–	$0 .78	$0 .78	$–	$–	$–	$–	$8 .31
2011	7.21	(0.02)	0 .34	0 .32	–	–	–	–	7.53
2010	5.98	(0.04)	1 .27	1 .23	–	–	–	–	7.21
2009	5.81	(0.03)	0 .20	0 .17	–	–	–	–	5.98
2008	9.53	(0.01)	(3 .54)	(3 .55)	–	(0 .15)	(0.02)	(0 .17)	5 .81
Institutional shares
2012	8.07	0.04	0 .85	0 .89	(0 .03)	–	–	(0 .03)	8 .93
2011	7.69	0.02	0 .36	0 .38	–	–	–	–	8.07
2010	6.35	–	1.34	1.34	–	–	–	–	7.69
2009	6.13	0.01	0 .22	0 .23	(0 .01)	–	–	(0 .01)	6 .35
2008	10 .02	0 .05	(3 .73)	(3 .68)	(0 .04)	(0 .15)	(0 .02)	(0 .21)	6 .13
R-1 shares
2012	7.72	(0.03)	0 .80	0 .77	–	–	–	–	8.49
2011	7.42	(0.05)	0 .35	0 .30	–	–	–	–	7.72
2010	6.17	(0.06)	1 .31	1 .25	–	–	–	–	7.42
2009	6.00	(0.04)	0 .21	0 .17	–	–	–	–	6.17
2008	9.85	(0.03)	(3 .65)	(3 .68)	–	(0 .15)	(0.02)	(0 .17)	6 .00
R-2 shares
2012	7.77	(0.02)	0 .82	0 .80	–	–	–	–	8.57
2011	7.46	(0.04)	0 .35	0 .31	–	–	–	–	7.77
2010	6.20	(0.05)	1 .31	1 .26	–	–	–	–	7.46
2009	6.03	(0.03)	0 .20	0 .17	–	–	–	–	6.20
2008	9.88	(0.02)	(3 .66)	(3 .68)	–	(0 .15)	(0.02)	(0 .17)	6 .03
R-3 shares
2012	8.26	–	0.86	0.86	–	–	–	–	9.12
2011	7.92	(0.03)	0 .37	0 .34	–	–	–	–	8.26
2010	6.52	(0.04)	1 .44	1 .40	–	–	–	–	7.92
2009	6.32	(0.02)	0 .22	0 .20	–	–	–	–	6.52
2008	10 .34	–	(3 .85)	(3 .85)	–	(0 .15)	(0.02)	(0 .17)	6 .32
R-4 shares
2012	8.19	0.01	0 .86	0 .87	–	–	–	–	9.06
2011	7.83	(0.01)	0 .37	0 .36	–	–	–	–	8.19
2010	6.48	(0.02)	1 .37	1 .35	–	–	–	–	7.83
2009	6.28	(0.01)	0 .21	0 .20	–	–	–	–	6.48
2008	10 .25	0 .01	(3 .81)	(3 .80)	–	(0 .15)	(0.02)	(0 .17)	6 .28
R-5 shares
2012	8.11	0.02	0 .85	0 .87	–	–	–	–	8.98
2011	7.75	–	0.36	0.36	–	–	–	–	8.11
2010	6.41	(0.01)	1 .35	1 .34	–	–	–	–	7.75
2009	6.20	–	0.21	0.21	–	–	–	–	6.41
2008	10 .12	0 .03	(3 .76)	(3 .73)	(0 .02)	(0 .15)	(0 .02)	(0 .19)	6 .20

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
		Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
		Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return		thousands)	Assets	Assets(b)	Assets	Rate

10.36	%(c)	$45,831	1.20%	1 .39%	(0 .04)%	64 .3%
4.44	(c)	42,949	1.14	1 .28	(0 .26)	64 .8
20.57	(c)	45,092	1.26	1 .33	(0 .56)	65 .5
2.93	(c)	39,852	1.41	1 .46	(0 .51)	86 .5
(37.92	) (c)	38,641	1.33	–	(0 .16)	88 .8

11.01		1,852,751	0.64	–	0 .51	64 .3
4.94		1,699,349	0.65	–	0 .23	64 .8
21.12		1,680,577	0.65	–	0 .04	65 .5
3.79		1,673,544	0.65	–	0 .24	86 .5
(37.49)		1,531,200	0.62	–	0 .58	88 .8

9.97		8,500	1.52	–	(0 .37)	64 .3
4.04		15,012	1.52	–	(0 .64)	64 .8
20.26		17,427	1.52	–	(0 .82)	65 .5
2.83		10,130	1.53	–	(0 .65)	86 .5
(38.01)		9,129	1.50	–	(0 .34)	88 .8

10.30		8,616	1.39	–	(0 .23)	64 .3
4.16		9,353	1.39	–	(0 .51)	64 .8
20.32		17,137	1.39	–	(0 .69)	65 .5
2.82		16,407	1.40	–	(0 .50)	86 .5
(37.89)		15,819	1.37	–	(0 .20)	88 .8

10.41		25,611	1.21	–	(0 .05)	64 .3
4.29		38,490	1.21	–	(0 .33)	64 .8
21.47	(d)	52,360	1.21	–	(0 .52)	65 .5
3.16		56,773	1.22	–	(0 .34)	86 .5
(37.85)		48,883	1.19	–	(0 .03)	88 .8

10.62		13,612	1.02	–	0 .14	64 .3
4.60		22,675	1.02	–	(0 .13)	64 .8
20.83		30,517	1.02	–	(0 .33)	65 .5
3.18		35,761	1.03	–	(0 .13)	86 .5
(37.67)		28,378	1.00	–	0 .14	88 .8

10.77		129,852	0.90	–	0 .26	64 .3
4.65		124,763	0.90	–	(0 .02)	64 .8
20.90		130,991	0.90	–	(0 .20)	65 .5
3.39		74,628	0.91	–	(0 .02)	86 .5
(37.58)		66,974	0.88	–	0 .29	88 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP GROWTH FUND I
Class J shares
2012	$8 .55	($0 .02)	$0 .79	$0 .77	$–	($0 .34)	($0 .34)	$8 .98
2011	7.84	(0 .03)	0 .74	0 .71	–	–	–	8.55
2010	6.40	(0 .04)	1 .48	1 .44	–	–	–	7.84
2009	5.00	(0 .03)	1 .43	1 .40	–	–	–	6.40
2008	8.88	(0 .05)	(3 .43)	(3 .48)	–	(0.40)	(0 .40)	5 .00
Institutional shares
2012	9.48	0 .03	0 .88	0 .91	(0 .01)	(0.34)	(0 .35)	10 .04
2011	8.66	0 .02	0 .81	0 .83	(0 .01)	–	(0 .01)	9 .48
2010	7.02	0 .01	1 .64	1 .65	(0 .01)	–	(0 .01)	8 .66
2009	5.45	0 .01	1 .56	1 .57	–	–	–	7.02
2008	9.59	–	(3 .73)	(3 .73)	(0 .01)	(0.40)	(0 .41)	5 .45
R-1 shares
2012	8.97	(0 .06)	0 .83	0 .77	–	(0.34)	(0 .34)	9 .40
2011	8.25	(0 .06)	0 .78	0 .72	–	–	–	8.97
2010	6.75	(0 .05)	1 .55	1 .50	–	–	–	8.25
2009	5.28	(0 .04)	1 .51	1 .47	–	–	–	6.75
2008	9.38	(0 .07)	(3 .63)	(3 .70)	–	(0.40)	(0 .40)	5 .28
R-2 shares
2012	8.78	(0 .04)	0 .81	0 .77	–	(0.34)	(0 .34)	9 .21
2011	8.07	(0 .05)	0 .76	0 .71	–	–	–	8.78
2010	6.59	(0 .04)	1 .52	1 .48	–	–	–	8.07
2009	5.15	(0 .03)	1 .47	1 .44	–	–	–	6.59
2008	9.15	(0 .06)	(3 .54)	(3 .60)	–	(0.40)	(0 .40)	5 .15
R-3 shares
2012	9.13	(0 .03)	0 .85	0 .82	–	(0.34)	(0 .34)	9 .61
2011	8.38	(0 .04)	0 .79	0 .75	–	–	–	9.13
2010	6.82	(0 .03)	1 .59	1 .56	–	–	–	8.38
2009	5.33	(0 .02)	1 .51	1 .49	–	–	–	6.82
2008	9.43	(0 .04)	(3 .66)	(3 .70)	–	(0.40)	(0 .40)	5 .33
R-4 shares
2012	9.15	(0 .01)	0 .85	0 .84	–	(0.34)	(0 .34)	9 .65
2011	8.38	(0 .02)	0 .79	0 .77	–	–	–	9.15
2010	6.82	(0 .02)	1 .58	1 .56	–	–	–	8.38
2009	5.31	(0 .01)	1 .52	1 .51	–	–	–	6.82
2008	9.39	(0 .03)	(3 .65)	(3 .68)	–	(0.40)	(0 .40)	5 .31
R-5 shares
2012	9.31	–	0 .87	0 .87	–	(0.34)	(0 .34)	9 .84
2011	8.51	(0 .01)	0 .81	0 .80	–	–	–	9.31
2010	6.91	(0 .01)	1 .61	1 .60	–	–	–	8.51
2009	5.38	(0 .01)	1 .54	1 .53	–	–	–	6.91
2008	9.50	(0 .02)	(3 .70)	(3 .72)	–	(0.40)	(0 .40)	5 .38

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Gross	Ratio of Net
		Net Assets, End of			Expenses to	Investment Income	Portfolio
		Period (in	Ratio of Expenses to		Average Net	to Average Net	Turnover
Total Return		thousands)	Average Net Assets		Assets(b)	Assets	Rate

9.61	%(c)	$69,178	1.13%		1 .34%	(0 .25)%	33 .7%
9.06	(c)	62,281	1.14		1 .30	(0 .36)	52 .0
22.50	(c)	53,357	1.36		1 .47	(0 .56)	49 .8
28.00	(c)	42,118	1.52		1 .58	(0 .62)	98 .9
(40.88	) (c)	28,875	1.42		–	(0 .68)	64 .5

10.22		4,523,083	0.61	(d)	–	0 .29	33 .7
9.60		3,025,782	0.61	(d)	–	0 .18	52 .0
23.44		2,685,536	0.64		0 .69	0 .15	49 .8
28.83		1,514,796	0.73	(d)	–	0 .17	98 .9
(40.50)		1,089,367	0.73		–	0 .00	64 .5

9.14		5,708	1.48	(d)	–	(0 .60)	33 .7
8.73		3,664	1.49	(d)	–	(0 .71)	52 .0
22.22		2,882	1.52		1 .57	(0 .73)	49 .8
27.84		1,717	1.61	(d)	–	(0 .71)	98 .9
(41.05)		1,049	1.61		–	(0 .88)	64 .5

9.34		13,403	1.35	(d)	–	(0 .46)	33 .7
8.80		9,498	1.36	(d)	–	(0 .58)	52 .0
22.46		7,759	1.39		1 .44	(0 .60)	49 .8
27.96		9,273	1.48	(d)	–	(0 .58)	98 .9
(40.99)		7,234	1.48		–	(0 .75)	64 .5

9.54		91,042	1.17	(d)	–	(0 .28)	33 .7
8.95		59,494	1.18	(d)	–	(0 .40)	52 .0
22.87		31,002	1.21		1 .26	(0 .42)	49 .8
27.95		13,590	1.30	(d)	–	(0 .40)	98 .9
(40.83)		13,763	1.30		–	(0 .56)	64 .5

9.74		58,532	0.98	(d)	–	(0 .09)	33 .7
9.19		29,668	0.99	(d)	–	(0 .23)	52 .0
22.87		12,655	1.02		1 .07	(0 .22)	49 .8
28.44		4,213	1.11	(d)	–	(0 .20)	98 .9
(40.78)		3,767	1.11		–	(0 .38)	64 .5

9.91		182,770	0.86	(d)	–	0 .02	33 .7
9.40		117,302	0.87	(d)	–	(0 .09)	52 .0
23.15		65,597	0.90		0 .95	(0 .12)	49 .8
28.44		16,770	0.99	(d)	–	(0 .09)	98 .9
(40.73)		14,195	0.99		–	(0 .26)	64 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP GROWTH FUND II
Class J shares
2012	$7 .62	$0 .01	$0 .73	$0 .74	($0 .01)	($0 .69)	($0 .70)	$7 .66
2011	7.13	0 .01	0 .55	0 .56	(0 .03)	(0.04)	(0 .07)	7 .62
2010	6.22	–	0 .91	0 .91	–	–	–	7.13
2009	5.48	(0 .01)	0 .75	0 .74	–	–	–	6.22
2008	9.30	(0 .03)	(2 .86)	(2 .89)	–	(0.93)	(0 .93)	5 .48
Institutional shares
2012	8.39	0 .06	0 .81	0 .87	(0 .04)	(0.69)	(0 .73)	8 .53
2011	7.85	0 .05	0 .60	0 .65	(0 .07)	(0.04)	(0 .11)	8 .39
2010	6.83	0 .05	1 .00	1 .05	(0 .03)	–	(0 .03)	7 .85
2009	6.01	0 .03	0 .83	0 .86	(0 .04)	–	(0 .04)	6 .83
2008	10 .05	0 .02	(3 .13)	(3 .11)	–	(0.93)	(0 .93)	6 .01
R-1 shares
2012	8.04	(0 .02)	0 .78	0 .76	–	(0.69)	(0 .69)	8 .11
2011	7.52	(0 .02)	0 .58	0 .56	–	(0.04)	(0 .04)	8 .04
2010	6.58	(0 .02)	0 .96	0 .94	–	–	–	7.52
2009	5.80	(0 .02)	0 .80	0 .78	–	–	–	6.58
2008	9.81	(0 .05)	(3 .03)	(3 .08)	–	(0.93)	(0 .93)	5 .80
R-2 shares
2012	7.81	–	0 .74	0 .74	–	(0.69)	(0 .69)	7 .86
2011	7.31	(0 .01)	0 .56	0 .55	(0 .01)	(0.04)	(0 .05)	7 .81
2010	6.38	(0 .01)	0 .94	0 .93	–	–	–	7.31
2009	5.62	(0 .01)	0 .77	0 .76	–	–	–	6.38
2008	9.52	(0 .04)	(2 .93)	(2 .97)	–	(0.93)	(0 .93)	5 .62
R-3 shares
2012	7.95	0 .01	0 .77	0 .78	(0 .01)	(0.69)	(0 .70)	8 .03
2011	7.45	–	0 .57	0 .57	(0 .03)	(0.04)	(0 .07)	7 .95
2010	6.49	–	0 .96	0 .96	–	–	–	7.45
2009	5.71	–	0 .78	0 .78	–	–	–	6.49
2008	9.65	(0 .03)	(2 .98)	(3 .01)	–	(0.93)	(0 .93)	5 .71
R-4 shares
2012	8.13	0 .02	0 .78	0 .80	(0 .01)	(0.69)	(0 .70)	8 .23
2011	7.61	0 .02	0 .58	0 .60	(0 .04)	(0.04)	(0 .08)	8 .13
2010	6.63	0 .02	0 .97	0 .99	(0 .01)	–	(0 .01)	7 .61
2009	5.81	0 .01	0 .81	0 .82	–	–	–	6.63
2008	9.79	(0 .01)	(3 .04)	(3 .05)	–	(0.93)	(0 .93)	5 .81
R-5 shares
2012	8.20	0 .04	0 .78	0 .82	(0 .02)	(0.69)	(0 .71)	8 .31
2011	7.67	0 .03	0 .59	0 .62	(0 .05)	(0.04)	(0 .09)	8 .20
2010	6.68	0 .03	0 .98	1 .01	(0 .02)	–	(0 .02)	7 .67
2009	5.87	0 .02	0 .81	0 .83	(0 .02)	–	(0 .02)	6 .68
2008	9.86	–	(3 .06)	(3 .06)	–	(0.93)	(0 .93)	5 .87

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

11.16%	(c)	$28,779	1.40%		1 .61%	0 .17%	64 .8%
7.84	(c)	27,044	1.44		1 .60	0 .10	73 .7
14.63	(c)	26,662	1.57		1 .65	(0 .03)	70 .8
13.50	(c)	23,413	1.73		1 .78	(0 .24)	140 .0
(34.44	) (c)	19,225	1.59		–	(0 .41)	132 .4

11.87		1,107,456	0.87	(d)	–	0 .71	64 .8
8.32		1,019,620	0.93	(d)	–	0 .62	73 .7
15.38		1,291,759	0.92	(d)	–	0 .62	70 .8
14.40		1,499,432	0.93	(d)	–	0 .56	140 .0
(34.03)		1,330,829	0.94		–	0 .22	132 .4

10.82		1,806	1.75	(d)	–	(0 .19)	64 .8
7.46		1,316	1.81	(d)	–	(0 .25)	73 .7
14.29		1,473	1.80	(d)	–	(0 .26)	70 .8
13.45		1,472	1.81	(d)	–	(0 .34)	140 .0
(34.60)		889	1.82		–	(0 .65)	132 .4

10.90		3,038	1.62	(d)	–	0 .00	64 .8
7.54		5,215	1.68	(d)	–	(0 .11)	73 .7
14.58		7,359	1.67	(d)	–	(0 .13)	70 .8
13.52		7,619	1.68	(d)	–	(0 .18)	140 .0
(34.50)		7,131	1.69		–	(0 .50)	132 .4

11.21		11,537	1.44	(d)	–	0 .13	64 .8
7.65		9,751	1.50	(d)	–	0 .03	73 .7
14.79		8,490	1.49	(d)	–	0 .05	70 .8
13.66		9,327	1.50	(d)	–	(0 .02)	140 .0
(34.43)		5,857	1.51		–	(0 .32)	132 .4

11.29		5,291	1.25	(d)	–	0 .31	64 .8
7.95		7,458	1.31	(d)	–	0 .25	73 .7
14.95		9,396	1.30	(d)	–	0 .24	70 .8
14.11		6,499	1.31	(d)	–	0 .19	140 .0
(34.34)		6,937	1.32		–	(0 .11)	132 .4

11.41		22,643	1.13	(d)	–	0 .45	64 .8
8.13		15,637	1.19	(d)	–	0 .38	73 .7
15.07		24,655	1.18	(d)	–	0 .36	70 .8
14.13		17,233	1.19	(d)	–	0 .30	140 .0
(34.19)		16,528	1.20		–	(0 .03)	132 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP S&P 500 INDEX FUND
Class J shares
2012	$8 .81	$0.15	$1 .11	$1 .26	($0 .14)	$–	($0 .14)	$9 .93
2011	8.27	0 .12	0 .50	0 .62	(0 .08)	–	(0 .08)	8 .81
2010	7.24	0 .11	1 .02	1 .13	(0 .10)	–	(0 .10)	8 .27
2009	6.79	0 .11	0 .47	0 .58	(0 .13)	–	(0 .13)	7 .24
2008	10 .95	0 .14	(4 .05)	(3 .91)	(0 .13)	(0 .12)	(0 .25)	6 .79
Institutional shares
2012	8.89	0 .19	1 .11	1 .30	(0 .17)	–	(0 .17)	10 .02
2011	8.35	0 .16	0 .50	0 .66	(0 .12)	–	(0 .12)	8 .89
2010	7.31	0 .15	1 .03	1 .18	(0 .14)	–	(0 .14)	8 .35
2009	6.87	0 .14	0 .48	0 .62	(0 .18)	–	(0 .18)	7 .31
2008	11 .08	0 .19	(4 .09)	(3 .90)	(0 .19)	(0 .12)	(0 .31)	6 .87
R-1 shares
2012	8.83	0 .11	1 .11	1 .22	(0 .09)	–	(0 .09)	9 .96
2011	8.31	0 .08	0 .50	0 .58	(0 .06)	–	(0 .06)	8 .83
2010	7.29	0 .08	1 .03	1 .11	(0 .09)	–	(0 .09)	8 .31
2009	6.81	0 .09	0 .49	0 .58	(0 .10)	–	(0 .10)	7 .29
2008	10 .99	0 .11	(4 .07)	(3 .96)	(0 .10)	(0 .12)	(0 .22)	6 .81
R-2 shares
2012	8.88	0 .12	1 .12	1 .24	(0 .10)	–	(0 .10)	10 .02
2011	8.34	0 .10	0 .49	0 .59	(0 .05)	–	(0 .05)	8 .88
2010	7.31	0 .09	1 .03	1 .12	(0 .09)	–	(0 .09)	8 .34
2009	6.84	0 .10	0 .48	0 .58	(0 .11)	–	(0 .11)	7 .31
2008	11 .03	0 .12	(4 .08)	(3 .96)	(0 .11)	(0 .12)	(0 .23)	6 .84
R-3 shares
2012	8.89	0 .13	1 .13	1 .26	(0 .13)	–	(0 .13)	10 .02
2011	8.35	0 .11	0 .50	0 .61	(0 .07)	–	(0 .07)	8 .89
2010	7.32	0 .11	1 .03	1 .14	(0 .11)	–	(0 .11)	8 .35
2009	6.85	0 .11	0 .49	0 .60	(0 .13)	–	(0 .13)	7 .32
2008	11 .06	0 .14	(4 .10)	(3 .96)	(0 .13)	(0 .12)	(0 .25)	6 .85
R-4 shares
2012	8.92	0 .15	1 .12	1 .27	(0 .14)	–	(0 .14)	10 .05
2011	8.38	0 .13	0 .50	0 .63	(0 .09)	–	(0 .09)	8 .92
2010	7.34	0 .12	1 .04	1 .16	(0 .12)	–	(0 .12)	8 .38
2009	6.89	0 .12	0 .48	0 .60	(0 .15)	–	(0 .15)	7 .34
2008	11 .11	0 .15	(4 .10)	(3 .95)	(0 .15)	(0 .12)	(0 .27)	6 .89
R-5 shares
2012	8.98	0 .17	1 .13	1 .30	(0 .15)	–	(0 .15)	10 .13
2011	8.44	0 .14	0 .50	0 .64	(0 .10)	–	(0 .10)	8 .98
2010	7.39	0 .13	1 .05	1 .18	(0 .13)	–	(0 .13)	8 .44
2009	6.93	0 .13	0 .49	0 .62	(0 .16)	–	(0 .16)	7 .39
2008	11 .17	0 .17	(4 .13)	(3 .96)	(0 .16)	(0 .12)	(0 .28)	6 .93

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

14.49%	(c)	$349,801	0.59%	0 .78%	1 .55%	3 .5%
7.49	(c)	323,928	0.58	0 .72	1 .41	4 .3
15.74	(c)	317,882	0.69	0 .76	1 .36	8 .0
8.95	(c)	260,397	0.76	0 .81	1 .72	7 .6
(36.51	) (c)	247,433	0.69	–	1.54	8.2

14.97		1,687,068	0.16	0 .16	1 .97	3 .5
7.89		1,292,005	0.17	0 .17	1 .82	4 .3
16.27		1,343,467	0.18	0 .18	1 .87	8 .0
9.53		136,579	0.19	0 .25	2 .26	7 .6
(36.15)		112,221	0.16	–	2.05	8.2

13.98		16,940	1.04	–	1.11	3.5
6.94		16,169	1.04	–	0.95	4.3
15.32		16,843	1.04	–	1.02	8.0
8.71		12,677	1.04	–	1.35	7.6
(36.75)		7,825	1.04	–	1.19	8.2

14.12		37,824	0.91	–	1.24	3.5
7.05		36,188	0.91	–	1.09	4.3
15.47		47,540	0.91	–	1.15	8.0
8.82		47,447	0.91	–	1.55	7.6
(36.62)		41,405	0.91	–	1.32	8.2

14.35		170,210	0.73	–	1.41	3.5
7.31		127,726	0.73	–	1.26	4.3
15.61		115,162	0.73	–	1.34	8.0
9.13		136,863	0.73	–	1.72	7.6
(36.59)		118,216	0.73	–	1.49	8.2

14.50		120,923	0.54	–	1.61	3.5
7.51		120,723	0.54	–	1.45	4.3
15.88		106,514	0.54	–	1.51	8.0
9.18		83,855	0.54	–	1.90	7.6
(36.39)		67,528	0.54	–	1.67	8.2

14.74		260,492	0.42	–	1.73	3.5
7.58		224,128	0.42	–	1.57	4.3
16.03		190,814	0.42	–	1.63	8.0
9.31		173,787	0.42	–	2.02	7.6
(36.30)		139,495	0.42	–	1.81	8.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP VALUE FUND
Class J shares
2012	$9 .19	$0.14	$1 .50	$1 .64	($0 .09)	$–	($0 .09)	$10.74
2011	8.68	0 .09	0 .49	0 .58	(0 .07)	–	(0 .07)	9 .19
2010	7.74	0 .08	0 .97	1 .05	(0 .11)	–	(0 .11)	8 .68
2009	7.83	0 .13	(0 .07)	0 .06	(0 .15)	–	(0 .15)	7 .74
2008	13 .37	0 .17	(4 .53)	(4 .36)	(0 .14)	(1 .04)	(1 .18)	7 .83
Institutional shares
2012	9.32	0 .20	1 .52	1 .72	(0 .14)	–	(0 .14)	10 .90
2011	8.81	0 .14	0 .49	0 .63	(0 .12)	–	(0 .12)	9 .32
2010	7.85	0 .13	0 .99	1 .12	(0 .16)	–	(0 .16)	8 .81
2009	7.95	0 .17	(0 .06)	0 .11	(0 .21)	–	(0 .21)	7 .85
2008	13 .56	0 .24	(4 .59)	(4 .35)	(0 .22)	(1 .04)	(1 .26)	7 .95
R-1 shares
2012	9.23	0 .10	1 .52	1 .62	(0 .05)	–	(0 .05)	10 .80
2011	8.72	0 .05	0 .50	0 .55	(0 .04)	–	(0 .04)	9 .23
2010	7.79	0 .06	0 .99	1 .05	(0 .12)	–	(0 .12)	8 .72
2009	7.88	0 .11	(0 .07)	0 .04	(0 .13)	–	(0 .13)	7 .79
2008	13 .44	0 .15	(4 .55)	(4 .40)	(0 .12)	(1 .04)	(1 .16)	7 .88
R-2 shares
2012	9.25	0 .12	1 .52	1 .64	(0 .05)	–	(0 .05)	10 .84
2011	8.74	0 .07	0 .49	0 .56	(0 .05)	–	(0 .05)	9 .25
2010	7.80	0 .07	0 .98	1 .05	(0 .11)	–	(0 .11)	8 .74
2009	7.88	0 .12	(0 .06)	0 .06	(0 .14)	–	(0 .14)	7 .80
2008	13 .45	0 .17	(4 .57)	(4 .40)	(0 .13)	(1 .04)	(1 .17)	7 .88
R-3 shares
2012	9.26	0 .14	1 .51	1 .65	(0 .08)	–	(0 .08)	10 .83
2011	8.72	0 .08	0 .49	0 .57	(0 .03)	–	(0 .03)	9 .26
2010	7.78	0 .09	0 .98	1 .07	(0 .13)	–	(0 .13)	8 .72
2009	7.87	0 .12	(0 .05)	0 .07	(0 .16)	–	(0 .16)	7 .78
2008	13 .44	0 .18	(4 .56)	(4 .38)	(0 .15)	(1 .04)	(1 .19)	7 .87
R-4 shares
2012	9.24	0 .16	1 .51	1 .67	(0 .10)	–	(0 .10)	10 .81
2011	8.74	0 .10	0 .49	0 .59	(0 .09)	–	(0 .09)	9 .24
2010	7.79	0 .10	0 .99	1 .09	(0 .14)	–	(0 .14)	8 .74
2009	7.89	0 .15	(0 .07)	0 .08	(0 .18)	–	(0 .18)	7 .79
2008	13 .46	0 .20	(4 .56)	(4 .36)	(0 .17)	(1 .04)	(1 .21)	7 .89
R-5 shares
2012	9.32	0 .17	1 .53	1 .70	(0 .11)	–	(0 .11)	10 .91
2011	8.81	0 .11	0 .51	0 .62	(0 .11)	–	(0 .11)	9 .32
2010	7.85	0 .12	0 .98	1 .10	(0 .14)	–	(0 .14)	8 .81
2009	7.95	0 .15	(0 .06)	0 .09	(0 .19)	–	(0 .19)	7 .85
2008	13 .55	0 .22	(4 .59)	(4 .37)	(0 .19)	(1 .04)	(1 .23)	7 .95

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

17.97	%(c)	$51,317	0.99%	1 .18%	1 .39%	117 .4%
6.72	(c)	45,068	0.98	1 .12	0 .91	130 .9
13.67	(c)	41,563	1.08	1 .15	0 .98	192 .9
0.93	(c)	37,302	1.19	1 .24	1 .80	170 .2
(35.55	) (c)	38,836	1.09	–	1 .66	132 .1

18.71		1,612,943	0.44	–	1 .94	117 .4
7.21		1,274,154	0.45	–	1 .45	130 .9
14.45		950,085	0.46	–	1 .54	192 .9
1.69		571,990	0.47	–	2 .45	170 .2
(35.15)		392,068	0.45	–	2 .29	132 .1

17.65		1,115	1.31	–	1 .05	117 .4
6.32		1,191	1.31	–	0 .57	130 .9
13.51		1,300	1.32	–	0 .75	192 .9
0.70		1,420	1.33	–	1 .49	170 .2
(35.65)		647	1.33	–	1 .40	132 .1

17.83		2,032	1.18	–	1 .19	117 .4
6.45		2,131	1.18	–	0 .70	130 .9
13.56		3,191	1.19	–	0 .87	192 .9
0.94		3,025	1.20	–	1 .62	170 .2
(35.63)		1,735	1.20	–	1 .58	132 .1

18.03		2,753	1.00	–	1 .37	117 .4
6.59		2,700	1.00	–	0 .89	130 .9
13.86		3,466	1.01	–	1 .13	192 .9
1.10		5,783	1.02	–	1 .74	170 .2
(35.53)		1,969	1.02	–	1 .73	132 .1

18.26		2,117	0.81	–	1 .58	117 .4
6.80		2,275	0.81	–	1 .06	130 .9
14.09		2,289	0.82	–	1 .24	192 .9
1.23		2,009	0.83	–	2 .04	170 .2
(35.36)		1,438	0.83	–	1 .91	132 .1

18.44		5,500	0.69	–	1 .69	117 .4
6.99		4,363	0.69	–	1 .19	130 .9
14.16		5,627	0.70	–	1 .38	192 .9
1.31		7,054	0.71	–	2 .09	170 .2
(35.26)		3,015	0.71	–	2 .06	132 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP VALUE FUND I
Institutional shares
2012	$10 .45	$0.21	$1 .24	$1 .45	($0 .17)	$–	($0 .17)	$11.73
2011	10.07	0 .16	0 .37	0 .53	(0 .15)	–	(0 .15)	10 .45
2010	9.12	0 .12	0 .96	1 .08	(0 .13)	–	(0 .13)	10 .07
2009	8.77	0 .15	0 .39	0 .54	(0 .19)	–	(0 .19)	9 .12
2008	15.02	0 .22	(5 .95)	(5 .73)	(0 .19)	(0.33)	(0 .52)	8 .77
R-1 shares
2012	10.37	0 .11	1 .25	1 .36	(0 .06)	–	(0 .06)	11 .67
2011	10.00	0 .06	0 .37	0 .43	(0 .06)	–	(0 .06)	10 .37
2010	9.08	0 .04	0 .95	0 .99	(0 .07)	–	(0 .07)	10 .00
2009	8.70	0 .08	0 .39	0 .47	(0 .09)	–	(0 .09)	9 .08
2008	14.90	0 .12	(5 .92)	(5 .80)	(0 .07)	(0.33)	(0 .40)	8 .70
R-2 shares
2012	10.39	0 .13	1 .24	1 .37	(0 .09)	–	(0 .09)	11 .67
2011	9.98	0 .08	0 .37	0 .45	(0 .04)	–	(0 .04)	10 .39
2010	9.04	0 .06	0 .94	1 .00	(0 .06)	–	(0 .06)	9 .98
2009	8.68	0 .09	0 .38	0 .47	(0 .11)	–	(0 .11)	9 .04
2008	14.86	0 .13	(5 .90)	(5 .77)	(0 .08)	(0.33)	(0 .41)	8 .68
R-3 shares
2012	10.39	0 .15	1 .24	1 .39	(0 .10)	–	(0 .10)	11 .68
2011	10.00	0 .09	0 .38	0 .47	(0 .08)	–	(0 .08)	10 .39
2010	9.07	0 .07	0 .95	1 .02	(0 .09)	–	(0 .09)	10 .00
2009	8.71	0 .10	0 .39	0 .49	(0 .13)	–	(0 .13)	9 .07
2008	14.91	0 .15	(5 .91)	(5 .76)	(0 .11)	(0.33)	(0 .44)	8 .71
R-4 shares
2012	10.39	0 .17	1 .24	1 .41	(0 .13)	–	(0 .13)	11 .67
2011	10.01	0 .12	0 .37	0 .49	(0 .11)	–	(0 .11)	10 .39
2010	9.08	0 .09	0 .94	1 .03	(0 .10)	–	(0 .10)	10 .01
2009	8.73	0 .11	0 .40	0 .51	(0 .16)	–	(0 .16)	9 .08
2008	14.95	0 .17	(5 .93)	(5 .76)	(0 .13)	(0.33)	(0 .46)	8 .73
R-5 shares
2012	10.44	0 .18	1 .25	1 .43	(0 .10)	–	(0 .10)	11 .77
2011	10.05	0 .13	0 .38	0 .51	(0 .12)	–	(0 .12)	10 .44
2010	9.10	0 .10	0 .95	1 .05	(0 .10)	–	(0 .10)	10 .05
2009	8.74	0 .12	0 .40	0 .52	(0 .16)	–	(0 .16)	9 .10
2008	14.98	0 .19	(5 .95)	(5 .76)	(0 .15)	(0.33)	(0 .48)	8 .74

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
				Investment
				Income to	Portfolio
	Net Assets, End of	Ratio of Expenses to		Average Net	Turnover
Total Return	Period (in thousands)	Average Net Assets		Assets	Rate

14.18%	$2,180,941	0.76	%(b)	1 .89%	68 .2%
5.21	1,975,267	0.76	(b)	1 .47	95 .4
11.89	2,235,141	0.77	(b)	1 .28	73 .6
6.56	1,245,238	0.79	(b)	1 .82	114 .5
(39.42)	874,193	0.79		1 .82	52 .1

13.25	4,014	1.64	(b)	1 .02	68 .2
4.24	4,025	1.64	(b)	0 .58	95 .4
10.89	5,335	1.64	(b)	0 .41	73 .6
5.59	4,784	1.66	(b)	0 .93	114 .5
(39.94)	3,370	1.67		0 .95	52 .1

13.28	2,332	1.51	(b)	1 .14	68 .2
4.53	2,158	1.51	(b)	0 .72	95 .4
11.04	4,021	1.51	(b)	0 .58	73 .6
5.64	5,336	1.53	(b)	1 .12	114 .5
(39.83)	4,848	1.54		1 .08	52 .1

13.51	2,854	1.33	(b)	1 .33	68 .2
4.65	3,168	1.33	(b)	0 .89	95 .4
11.27	5,526	1.33	(b)	0 .73	73 .6
5.85	5,509	1.35	(b)	1 .27	114 .5
(39.72)	4,422	1.36		1 .25	52 .1

13.76	3,250	1.14	(b)	1 .53	68 .2
4.86	3,400	1.14	(b)	1 .09	95 .4
11.38	4,096	1.14	(b)	0 .91	73 .6
6.11	3,486	1.16	(b)	1 .41	114 .5
(39.64)	2,386	1.17		1 .46	52 .1

13.86	1,800	1.02	(b)	1 .63	68 .2
5.06	2,399	1.02	(b)	1 .20	95 .4
11.60	6,332	1.02	(b)	1 .08	73 .6
6.29	9,613	1.04	(b)	1 .51	114 .5
(39.62)	5,745	1.05		1 .58	52 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

LARGECAP VALUE FUND III
Class J shares
2012	$9 .73	$0.14	$1 .17	$1 .31	($0 .13)	$–	($0 .13)	$10.91
2011	9.56	0 .09	0 .17	0 .26	(0 .09)	–	(0 .09)	9 .73
2010	8.55	0 .07	1 .04	1 .11	(0 .10)	–	(0 .10)	9 .56
2009	8.36	0 .11	0 .24	0 .35	(0 .16)	–	(0 .16)	8 .55
2008	15 .67	0 .23	(6 .40)	(6 .17)	(0 .20)	(0 .94)	(1 .14)	8 .36
Institutional shares
2012	9.86	0 .20	1 .19	1 .39	(0 .18)	–	(0 .18)	11 .07
2011	9.70	0 .15	0 .16	0 .31	(0 .15)	–	(0 .15)	9 .86
2010	8.67	0 .13	1 .05	1 .18	(0 .15)	–	(0 .15)	9 .70
2009	8.49	0 .16	0 .24	0 .40	(0 .22)	–	(0 .22)	8 .67
2008	15 .91	0 .29	(6 .48)	(6 .19)	(0 .29)	(0 .94)	(1 .23)	8 .49
R-1 shares
2012	9.79	0 .10	1 .19	1 .29	(0 .06)	–	(0 .06)	11 .02
2011	9.63	0 .05	0 .17	0 .22	(0 .06)	–	(0 .06)	9 .79
2010	8.61	0 .05	1 .05	1 .10	(0 .08)	–	(0 .08)	9 .63
2009	8.40	0 .09	0 .24	0 .33	(0 .12)	–	(0 .12)	8 .61
2008	15 .75	0 .19	(6 .43)	(6 .24)	(0 .17)	(0 .94)	(1 .11)	8 .40
R-2 shares
2012	9.76	0 .12	1 .18	1 .30	(0 .08)	–	(0 .08)	10 .98
2011	9.59	0 .07	0 .17	0 .24	(0 .07)	–	(0 .07)	9 .76
2010	8.58	0 .06	1 .04	1 .10	(0 .09)	–	(0 .09)	9 .59
2009	8.35	0 .10	0 .25	0 .35	(0 .12)	–	(0 .12)	8 .58
2008	15 .66	0 .21	(6 .40)	(6 .19)	(0 .18)	(0 .94)	(1 .12)	8 .35
R-3 shares
2012	10 .13	0 .14	1 .23	1 .37	(0 .11)	–	(0 .11)	11 .39
2011	9.93	0 .09	0 .18	0 .27	(0 .07)	–	(0 .07)	10 .13
2010	8.86	0 .08	1 .07	1 .15	(0 .08)	–	(0 .08)	9 .93
2009	8.64	0 .12	0 .25	0 .37	(0 .15)	–	(0 .15)	8 .86
2008	16 .16	0 .24	(6 .62)	(6 .38)	(0 .20)	(0 .94)	(1 .14)	8 .64
R-4 shares
2012	9.82	0 .16	1 .19	1 .35	(0 .14)	–	(0 .14)	11 .03
2011	9.66	0 .11	0 .16	0 .27	(0 .11)	–	(0 .11)	9 .82
2010	8.63	0 .09	1 .05	1 .14	(0 .11)	–	(0 .11)	9 .66
2009	8.43	0 .13	0 .24	0 .37	(0 .17)	–	(0 .17)	8 .63
2008	15 .80	0 .26	(6 .46)	(6 .20)	(0 .23)	(0 .94)	(1 .17)	8 .43
R-5 shares
2012	9.87	0 .17	1 .20	1 .37	(0 .13)	–	(0 .13)	11 .11
2011	9.71	0 .12	0 .16	0 .28	(0 .12)	–	(0 .12)	9 .87
2010	8.68	0 .10	1 .05	1 .15	(0 .12)	–	(0 .12)	9 .71
2009	8.47	0 .14	0 .25	0 .39	(0 .18)	–	(0 .18)	8 .68
2008	15 .88	0 .27	(6 .49)	(6 .22)	(0 .25)	(0 .94)	(1 .19)	8 .47

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

						Ratio of Net
					Ratio of Gross	Investment
		Net Assets, End of			Expenses to	Income to
		Period (in	Ratio of Expenses to		Average Net	Average Net	Portfolio
Total Return		thousands)	Average Net Assets		Assets(b)	Assets	Turnover Rate

13.63	%(c)	$62,870	1.31%		1 .52%	1 .33%	58 .3%
2.71	(c)	64,254	1.27		1 .42	0 .92	70 .9
13.04	(c)	67,982	1.38		1 .45	0 .78	80 .6
4.39	(c)	64,656	1.43		1 .48	1 .41	98 .7
(42.26	) (c)	66,714	1.34		–	1 .89	55 .3

14.38		677,325	0.78	(d)	–	1 .92	58 .3
3.16		1,056,201	0.78	(d)	–	1 .42	70 .9
13.73		1,601,614	0.77	(d)	–	1 .39	80 .6
5.12		1,688,856	0.78	(d)	–	2 .04	98 .7
(41.96)		1,592,265	0.77		–	2 .44	55 .3

13.31		2,369	1.66	(d)	–	0 .99	58 .3
2.22		2,821	1.66	(d)	–	0 .53	70 .9
12.79		4,179	1.65	(d)	–	0 .50	80 .6
4.17		4,470	1.66	(d)	–	1 .19	98 .7
(42.45)		4,834	1.65		–	1 .57	55 .3

13.42		6,283	1.53	(d)	–	1 .15	58 .3
2.43		9,411	1.53	(d)	–	0 .67	70 .9
12.83		15,933	1.52	(d)	–	0 .64	80 .6
4.36		19,786	1.53	(d)	–	1 .35	98 .7
(42.36)		25,923	1.52		–	1 .72	55 .3

13.64		9,792	1.35	(d)	–	1 .31	58 .3
2.67		13,446	1.35	(d)	–	0 .85	70 .9
13.05		23,390	1.34	(d)	–	0 .83	80 .6
4.48		34,970	1.35	(d)	–	1 .55	98 .7
(42.26)		60,137	1.34		–	1 .90	55 .3

13.93		5,167	1.16	(d)	–	1 .58	58 .3
2.74		10,525	1.16	(d)	–	1 .04	70 .9
13.32		13,028	1.15	(d)	–	1 .02	80 .6
4.71		20,289	1.16	(d)	–	1 .70	98 .7
(42.16)		23,519	1.15		–	2 .12	55 .3

14.10		8,898	1.04	(d)	–	1 .63	58 .3
2.86		10,476	1.04	(d)	–	1 .15	70 .9
13.38		22,321	1.03	(d)	–	1 .13	80 .6
4.92		32,818	1.04	(d)	–	1 .81	98 .7
(42.13)		47,854	1.03		–	2 .21	55 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

MIDCAP BLEND FUND
Class J shares
2012	$13 .60	$0 .05	$2 .13	$2 .18	($0 .02)	($0 .81)	($0 .83)	$14.95
2011	12.63	0 .01	1 .58	1 .59	(0 .13)	(0.49)	(0 .62)	13 .60
2010	10.13	0 .08	2 .45	2 .53	(0 .03)	–	(0 .03)	12 .63
2009	9.28	–	1.37	1.37	–	(0.52)	(0 .52)	10 .13
2008	15.60	(0 .03)	(4 .81)	(4 .84)	–	(1.48)	(1 .48)	9 .28
Institutional shares
2012	14.22	0 .12	2 .22	2 .34	(0 .08)	(0.81)	(0 .89)	15 .67
2011	13.18	0 .07	1 .65	1 .72	(0 .19)	(0.49)	(0 .68)	14 .22
2010	10.56	0 .15	2 .56	2 .71	(0 .09)	–	(0 .09)	13 .18
2009	9.59	0 .06	1 .43	1 .49	–	(0.52)	(0 .52)	10 .56
2008	15.99	0 .04	(4 .96)	(4 .92)	–	(1.48)	(1 .48)	9 .59
R-1 shares
2012	13.62	–	2.11	2.11	–	(0.81)	(0 .81)	14 .92
2011	12.65	(0 .04)	1 .58	1 .54	(0 .08)	(0.49)	(0 .57)	13 .62
2010	10.17	0 .05	2 .45	2 .50	(0 .02)	–	(0 .02)	12 .65
2009	9.34	(0 .03)	1 .38	1 .35	–	(0.52)	(0 .52)	10 .17
2008	15.73	(0 .07)	(4 .84)	(4 .91)	–	(1.48)	(1 .48)	9 .34
R-2 shares
2012	13.66	0 .01	2 .14	2 .15	–	(0.81)	(0 .81)	15 .00
2011	12.71	(0 .03)	1 .59	1 .56	(0 .12)	(0.49)	(0 .61)	13 .66
2010	10.21	0 .07	2 .46	2 .53	(0 .03)	–	(0 .03)	12 .71
2009	9.36	(0 .02)	1 .39	1 .37	–	(0.52)	(0 .52)	10 .21
2008	15.74	(0 .05)	(4 .85)	(4 .90)	–	(1.48)	(1 .48)	9 .36
R-3 shares
2012	13.91	0 .04	2 .18	2 .22	–	(0.81)	(0 .81)	15 .32
2011	12.93	–	1 .61	1 .61	(0 .14)	(0.49)	(0 .63)	13 .91
2010	10.38	0 .08	2 .51	2 .59	(0 .04)	–	(0 .04)	12 .93
2009	9.48	–	1.42	1.42	–	(0.52)	(0 .52)	10 .38
2008	15.91	(0 .03)	(4 .92)	(4 .95)	–	(1.48)	(1 .48)	9 .48
R-4 shares
2012	14.23	0 .07	2 .22	2 .29	(0 .05)	(0.81)	(0 .86)	15 .66
2011	13.21	0 .02	1 .66	1 .68	(0 .17)	(0.49)	(0 .66)	14 .23
2010	10.59	0 .10	2 .57	2 .67	(0 .05)	–	(0 .05)	13 .21
2009	9.65	0 .02	1 .44	1 .46	–	(0.52)	(0 .52)	10 .59
2008	16.13	–	(5 .00)	(5 .00)	–	(1.48)	(1 .48)	9 .65
R-5 shares
2012	14.12	0 .08	2 .21	2 .29	(0 .05)	(0.81)	(0 .86)	15 .55
2011	13.09	0 .04	1 .65	1 .69	(0 .17)	(0.49)	(0 .66)	14 .12
2010	10.50	0 .11	2 .55	2 .66	(0 .07)	–	(0 .07)	13 .09
2009	9.56	0 .03	1 .43	1 .46	–	(0.52)	(0 .52)	10 .50
2008	15.98	0 .02	(4 .96)	(4 .94)	–	(1.48)	(1 .48)	9 .56

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Assets(b)	Assets	Turnover Rate

17.27	%(c)	$222,928	1.10%	1 .29%	0 .35%	21 .1%
12.97	(c)	194,970	1.10	1 .25	0 .08	33 .2
25.02	(c)	174,254	1.22	1 .29	0 .70	26 .7
16.33	(c)	143,192	1.30	1 .35	(0 .06)	12 .9
(34.09	) (c)	128,240	1.22	–	(0 .21)	26 .8

17.72		1,389,161	0.65	0 .65	0 .80	21 .1
13.48		580,128	0.65	0 .65	0 .53	33 .2
25.78		392,309	0.66	0 .66	1 .22	26 .7
17.09		423,084	0.69	0 .70	0 .60	12 .9
(33.73)		28,740	0.65	–	0 .30	26 .8

16.68		7,778	1.50	–	(0 .03)	21 .1
12.57		1,985	1.51	–	(0 .32)	33 .2
24.64		2,261	1.52	–	0 .40	26 .7
15.99		1,879	1.53	–	(0 .33)	12 .9
(34.27)		954	1.53	–	(0 .53)	26 .8

16.93		21,181	1.37	–	0 .08	21 .1
12.66		8,697	1.38	–	(0 .21)	33 .2
24.81		5,421	1.39	–	0 .56	26 .7
16.18		4,048	1.40	–	(0 .19)	12 .9
(34.18)		2,552	1.40	–	(0 .40)	26 .8

17.17		77,423	1.19	–	0 .28	21 .1
12.85		20,680	1.20	–	(0 .03)	33 .2
25.01		18,958	1.21	–	0 .72	26 .7
16.51		11,000	1.22	–	(0 .01)	12 .9
(34.12)		7,650	1.22	–	(0 .21)	26 .8

17.33		90,257	1.00	–	0 .44	21 .1
13.08		44,862	1.01	–	0 .16	33 .2
25.32		9,201	1.02	–	0 .86	26 .7
16.65		8,038	1.03	–	0 .19	12 .9
(33.95)		4,998	1.03	–	(0 .03)	26 .8

17.46		77,833	0.88	–	0 .57	21 .1
13.34		50,417	0.89	–	0 .28	33 .2
25.42		36,636	0.90	–	0 .96	26 .7
16.82		15,132	0.91	–	0 .31	12 .9
(33.89)		10,606	0.91	–	0 .12	26 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

MIDCAP GROWTH FUND
Class J shares
2012	$7 .15	($0 .04)	$0 .31	$0 .27	($0 .91)	($0 .91)	$6 .51	5 .71% (c)
2011	6 .49	(0 .06)	0 .72	0 .66	–	–	7.15	10 .17 (c)
2010	5 .12	(0 .05)	1 .42	1 .37	–	–	6.49	26 .76 (c)
2009	5 .04	(0 .05)	0 .13	0 .08	–	–	5 .12	1 .59 (c)
2008	8 .33	(0 .05)	(2 .67)	(2 .72)	(0 .57)	(0 .57)	5 .04	(35 .11) (c)
Institutional shares
2012	7 .86	–	0 .36	0 .36	(0 .91)	(0 .91)	7 .31	6 .40
2011	7 .10	(0 .03)	0 .79	0 .76	–	–	7 .86	10 .70
2010	5 .56	(0 .02)	1 .56	1 .54	–	–	7 .10	27 .72
2009	5 .43	(0 .01)	0 .14	0 .13	–	–	5 .56	2 .39
2008	8 .87	–	(2 .87)	(2 .87)	(0 .57)	(0 .57)	5 .43	(34 .65)
R-1 shares
2012	7 .38	(0 .06)	0 .33	0 .27	(0 .91)	(0 .91)	6 .74	5 .48
2011	6 .73	(0 .09)	0 .74	0 .65	–	–	7 .38	9 .66
2010	5 .31	(0 .07)	1 .49	1 .42	–	–	6 .73	26 .74
2009	5 .24	(0 .06)	0 .13	0 .07	–	–	5 .31	1 .34
2008	8 .64	(0 .06)	(2 .77)	(2 .83)	(0 .57)	(0 .57)	5 .24	(35 .13)
R-2 shares
2012	7 .61	(0 .05)	0 .33	0 .28	(0 .91)	(0 .91)	6 .98	5 .45
2011	6 .92	(0 .08)	0 .77	0 .69	–	–	7 .61	9 .97
2010	5 .46	(0 .06)	1 .52	1 .46	–	–	6 .92	26 .74
2009	5 .38	(0 .05)	0 .13	0 .08	–	–	5 .46	1 .49
2008	8 .84	(0 .06)	(2 .83)	(2 .89)	(0 .57)	(0 .57)	5 .38	(35 .01)
R-3 shares
2012	7 .78	(0 .04)	0 .35	0 .31	(0 .91)	(0 .91)	7 .18	5 .75
2011	7 .07	(0 .07)	0 .78	0 .71	–	–	7 .78	10 .04
2010	5 .57	(0 .05)	1 .55	1 .50	–	–	7 .07	26 .93
2009	5 .47	(0 .05)	0 .15	0 .10	–	–	5 .57	1 .83
2008	8 .96	(0 .04)	(2 .88)	(2 .92)	(0 .57)	(0 .57)	5 .47	(34 .86)
R-4 shares
2012	7 .93	(0 .03)	0 .37	0 .34	(0 .91)	(0 .91)	7 .36	6 .05
2011	7 .19	(0 .05)	0 .79	0 .74	–	–	7 .93	10 .29
2010	5 .65	(0 .04)	1 .58	1 .54	–	–	7 .19	27 .26
2009	5 .54	(0 .03)	0 .14	0 .11	–	–	5 .65	1 .99
2008	9 .07	(0 .03)	(2 .93)	(2 .96)	(0 .57)	(0 .57)	5 .54	(34 .88)
R-5 shares
2012	8 .05	(0 .02)	0 .36	0 .34	(0 .91)	(0 .91)	7 .48	5 .95
2011	7 .29	(0 .05)	0 .81	0 .76	–	–	8 .05	10 .43
2010	5 .72	(0 .04)	1 .61	1 .57	–	–	7 .29	27 .45
2009	5 .60	(0 .03)	0 .15	0 .12	–	–	5 .72	2 .14
2008	9 .15	(0 .02)	(2 .96)	(2 .98)	(0 .57)	(0 .57)	5 .60	(34 .79)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$23,812	1.28%	1.47%	(0 .60)%	167 .6%
24,203	1.21	1.35	(0 .83)	155 .1
22,826	1.35	1.42	(0 .91)	214 .7
19,435	1.49	1.54	(1 .08)	227 .2
20,448	1.42	–	(0 .72)	161 .7

49,383	0.70	0.78	(0 .02)	167 .6
53,210	0.70	0.73	(0 .32)	155 .1
34,798	0.70	0.75	(0 .25)	214 .7
34,450	0.70	0.77	(0 .29)	227 .2
19,287	0.71	–	(0 .01)	161 .7

1,503	1.56	–	(0 .88)	167 .6
1,441	1.55	–	(1 .18)	155 .1
1,158	1.56	–	(1 .12)	214 .7
1,109	1.55	–	(1 .15)	227 .2
658	1.59	–	(0 .88)	161 .7

2,609	1.43	–	(0 .76)	167 .6
3,331	1.42	–	(1 .04)	155 .1
3,152	1.43	–	(0 .99)	214 .7
2,390	1.42	–	(1 .02)	227 .2
625	1.46	–	(0 .74)	161 .7

5,306	1.25	–	(0 .58)	167 .6
6,698	1.24	–	(0 .86)	155 .1
7,430	1.25	–	(0 .75)	214 .7
10,722	1.24	–	(0 .86)	227 .2
1,699	1.28	–	(0 .57)	161 .7

2,608	1.06	–	(0 .45)	167 .6
9,194	1.05	–	(0 .67)	155 .1
8,584	1.06	–	(0 .62)	214 .7
6,889	1.05	–	(0 .64)	227 .2
4,010	1.09	–	(0 .40)	161 .7

19,913	0.94	–	(0 .30)	167 .6
33,603	0.93	–	(0 .55)	155 .1
33,306	0.94	–	(0 .55)	214 .7
8,446	0.93	–	(0 .52)	227 .2
2,561	0.97	–	(0 .24)	161 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

MIDCAP GROWTH FUND III
Class J shares
2012	$9 .71	($0 .05)	$0 .25	$0 .20	$–	$–	$9.91	2 .06	%(c)
2011	8.82	(0 .06)	0 .95	0 .89	–	–	9.71	10 .09	(c)
2010	6.90	(0 .07)	1 .99	1 .92	–	–	8.82	27 .83	(c)
2009	5.94	(0 .06)	1 .02	0 .96	–	–	6.90	16 .16	(c)
2008	11 .50	(0 .09)	(4 .70)	(4 .79)	(0 .77)	(0 .77)	5 .94	(44 .57	) (c)
Institutional shares
2012	10 .59	0 .01	0 .27	0 .28	–	–	10 .87	2 .64
2011	9.57	(0 .01)	1 .03	1 .02	–	–	10 .59	10 .66
2010	7.44	(0 .01)	2 .14	2 .13	–	–	9 .57	28 .63
2009	6.37	(0 .01)	1 .08	1 .07	–	–	7 .44	16 .80
2008	12 .21	(0 .03)	(5 .04)	(5 .07)	(0 .77)	(0 .77)	6 .37	(44 .26)
R-1 shares
2012	9.95	(0 .08)	0 .25	0 .17	–	–	10 .12	1 .71
2011	9.07	(0 .10)	0 .98	0 .88	–	–	9 .95	9 .70
2010	7.11	(0 .08)	2 .04	1 .96	–	–	9 .07	27 .57
2009	6.13	(0 .07)	1 .05	0 .98	–	–	7 .11	15 .99
2008	11 .88	(0 .11)	(4 .87)	(4 .98)	(0 .77)	(0 .77)	6 .13	(44 .75)
R-2 shares
2012	10 .11	(0 .07)	0 .26	0 .19	–	–	10 .30	1 .88
2011	9.21	(0 .08)	0 .98	0 .90	–	–	10 .11	9 .77
2010	7.21	(0 .07)	2 .07	2 .00	–	–	9 .21	27 .74
2009	6.21	(0 .06)	1 .06	1 .00	–	–	7 .21	16 .10
2008	12 .01	(0 .10)	(4 .93)	(5 .03)	(0 .77)	(0 .77)	6 .21	(44 .68)
R-3 shares
2012	10 .48	(0 .05)	0 .27	0 .22	–	–	10 .70	2 .10
2011	9.53	(0 .07)	1 .02	0 .95	–	–	10 .48	9 .97
2010	7.45	(0 .06)	2 .14	2 .08	–	–	9 .53	27 .92
2009	6.41	(0 .05)	1 .09	1 .04	–	–	7 .45	16 .22
2008	12 .35	(0 .09)	(5 .08)	(5 .17)	(0 .77)	(0 .77)	6 .41	(44 .58)
R-4 shares
2012	10 .55	(0 .04)	0 .28	0 .24	–	–	10 .79	2 .27
2011	9.57	(0 .05)	1 .03	0 .98	–	–	10 .55	10 .24
2010	7.47	(0 .04)	2 .14	2 .10	–	–	9 .57	28 .11
2009	6.42	(0 .03)	1 .08	1 .05	–	–	7 .47	16 .36
2008	12 .34	(0 .07)	(5 .08)	(5 .15)	(0 .77)	(0 .77)	6 .42	(44 .45)
R-5 shares
2012	10 .74	(0 .02)	0 .27	0 .25	–	–	10 .99	2 .33
2011	9.73	(0 .04)	1 .05	1 .01	–	–	10 .74	10 .38
2010	7.58	(0 .04)	2 .19	2 .15	–	–	9 .73	28 .36
2009	6.51	(0 .03)	1 .10	1 .07	–	–	7 .58	16 .44
2008	12 .49	(0 .06)	(5 .15)	(5 .21)	(0 .77)	(0 .77)	6 .51	(44 .39)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Gross
			Expenses to	Ratio of Net
Net Assets, End of	Ratio of Expenses to		Average Net	Investment Income to	Portfolio
Period (in thousands)	Average Net Assets		Assets(b)	Average Net Assets	Turnover Rate

$29,541	1.50%		1.71%	(0 .48)%	127 .6%
32,439	1.45		1.62	(0 .58)	107 .8
30,949	1.65		1.74	(0 .83)	98 .1
24,700	1.78		1.84	(0 .95)	126 .2
20,178	1.67		–	(0 .99)	167 .3

1,310,305	0.95	(d)	–	0 .07	127 .6
1,340,389	0.95	(d)	–	(0 .08)	107 .8
1,206,656	0.96	(d)	–	(0 .14)	98 .1
1,000,791	0.98	(d)	–	(0 .16)	126 .2
423,812	1.00		–	(0 .32)	167 .3

3,731	1.83	(d)	–	(0 .82)	127 .6
4,645	1.83	(d)	–	(0 .94)	107 .8
5,095	1.84	(d)	–	(1 .01)	98 .1
4,498	1.86	(d)	–	(1 .04)	126 .2
775	1.88		–	(1 .21)	167 .3

6,229	1.70	(d)	–	(0 .69)	127 .6
7,782	1.70	(d)	–	(0 .77)	107 .8
11,680	1.71	(d)	–	(0 .88)	98 .1
10,939	1.73	(d)	–	(0 .90)	126 .2
7,120	1.75		–	(1 .06)	167 .3

23,334	1.52	(d)	–	(0 .50)	127 .6
32,650	1.52	(d)	–	(0 .64)	107 .8
38,227	1.53	(d)	–	(0 .70)	98 .1
31,998	1.55	(d)	–	(0 .72)	126 .2
23,848	1.57		–	(0 .89)	167 .3

24,559	1.33	(d)	–	(0 .32)	127 .6
33,364	1.33	(d)	–	(0 .45)	107 .8
32,907	1.34	(d)	–	(0 .51)	98 .1
27,501	1.36	(d)	–	(0 .53)	126 .2
17,117	1.38		–	(0 .70)	167 .3

37,395	1.21	(d)	–	(0 .19)	127 .6
35,709	1.21	(d)	–	(0 .34)	107 .8
22,341	1.22	(d)	–	(0 .41)	98 .1
14,817	1.24	(d)	–	(0 .41)	126 .2
9,461	1.26		–	(0 .57)	167 .3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

MIDCAP S&P 400 INDEX FUND
Class J shares
2012	$13 .60	$0.10	$1 .34	$1 .44	($0 .07)	($0 .54)	($0 .61)	$14.43
2011	12.79	0 .08	0 .92	1 .00	(0 .06)	(0.13)	(0 .19)	13 .60
2010	10.17	0 .07	2 .62	2 .69	(0 .07)	–	(0 .07)	12 .79
2009	9.41	0 .06	1 .34	1 .40	(0 .09)	(0.55)	(0 .64)	10 .17
2008	16.02	0 .11	(5 .62)	(5 .51)	(0 .09)	(1.01)	(1 .10)	9 .41
Institutional shares
2012	13.87	0 .17	1 .36	1 .53	(0 .13)	(0.54)	(0 .67)	14 .73
2011	13.04	0 .14	0 .95	1 .09	(0 .13)	(0.13)	(0 .26)	13 .87
2010	10.36	0 .14	2 .67	2 .81	(0 .13)	–	(0 .13)	13 .04
2009	9.59	0 .13	1 .35	1 .48	(0 .16)	(0.55)	(0 .71)	10 .36
2008	16.31	0 .19	(5 .72)	(5 .53)	(0 .18)	(1.01)	(1 .19)	9 .59
R-1 shares
2012	13.74	0 .05	1 .36	1 .41	(0 .01)	(0.54)	(0 .55)	14 .60
2011	12.94	0 .03	0 .93	0 .96	(0 .03)	(0.13)	(0 .16)	13 .74
2010	10.31	0 .04	2 .65	2 .69	(0 .06)	–	(0 .06)	12 .94
2009	9.50	0 .05	1 .37	1 .42	(0 .06)	(0.55)	(0 .61)	10 .31
2008	16.18	0 .07	(5 .68)	(5 .61)	(0 .06)	(1.01)	(1 .07)	9 .50
R-2 shares
2012	13.99	0 .07	1 .39	1 .46	(0 .02)	(0.54)	(0 .56)	14 .89
2011	13.16	0 .05	0 .95	1 .00	(0 .04)	(0.13)	(0 .17)	13 .99
2010	10.47	0 .06	2 .70	2 .76	(0 .07)	–	(0 .07)	13 .16
2009	9.64	0 .07	1 .38	1 .45	(0 .07)	(0.55)	(0 .62)	10 .47
2008	16.39	0 .09	(5 .75)	(5 .66)	(0 .08)	(1.01)	(1 .09)	9 .64
R-3 shares
2012	14.01	0 .09	1 .39	1 .48	(0 .07)	(0.54)	(0 .61)	14 .88
2011	13.19	0 .07	0 .95	1 .02	(0 .07)	(0.13)	(0 .20)	14 .01
2010	10.49	0 .08	2 .71	2 .79	(0 .09)	–	(0 .09)	13 .19
2009	9.68	0 .08	1 .38	1 .46	(0 .10)	(0.55)	(0 .65)	10 .49
2008	16.45	0 .12	(5 .78)	(5 .66)	(0 .10)	(1.01)	(1 .11)	9 .68
R-4 shares
2012	14.04	0 .12	1 .40	1 .52	(0 .09)	(0.54)	(0 .63)	14 .93
2011	13.21	0 .10	0 .95	1 .05	(0 .09)	(0.13)	(0 .22)	14 .04
2010	10.51	0 .10	2 .70	2 .80	(0 .10)	–	(0 .10)	13 .21
2009	9.70	0 .10	1 .39	1 .49	(0 .13)	(0.55)	(0 .68)	10 .51
2008	16.49	0 .14	(5 .79)	(5 .65)	(0 .13)	(1.01)	(1 .14)	9 .70
R-5 shares
2012	14.12	0 .14	1 .40	1 .54	(0 .10)	(0.54)	(0 .64)	15 .02
2011	13.28	0 .12	0 .95	1 .07	(0 .10)	(0.13)	(0 .23)	14 .12
2010	10.55	0 .12	2 .72	2 .84	(0 .11)	–	(0 .11)	13 .28
2009	9.74	0 .11	1 .38	1 .49	(0 .13)	(0.55)	(0 .68)	10 .55
2008	16.55	0 .16	(5 .81)	(5 .65)	(0 .15)	(1.01)	(1 .16)	9 .74

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

11.31% (c)	$47,839	0 .66%	0 .85%	0 .72%	14 .5%
7.81 (c)	44,558	0 .66	0 .80	0 .56	15 .8
26.57 (c)	41,637	0 .82	0 .89	0 .59	17 .5
16.72 (c)	30,980	0 .93	0 .98	0 .72	32 .9
(36.80) (c)	24,690	0 .79	–	0 .79	33 .0

11.86	250,683	0 .20	0 .24	1 .18	14 .5
8.35	177,993	0 .20	0 .26	1 .01	15 .8
27.35	90,574	0 .20	0 .35	1 .19	17 .5
17.57	50,551	0 .19	0 .42	1 .43	32 .9
(36.40)	32,043	0 .17	–	1 .41	33 .0

10.92	9,930	1 .04	–	0 .34	14 .5
7.43	9,042	1 .04	–	0 .18	15 .8
26.17	8,529	1 .05	–	0 .36	17 .5
16.71	6,267	1 .05	–	0 .56	32 .9
(37.01)	3,900	1 .05	–	0 .53	33 .0

11.08	17,916	0 .91	–	0 .47	14 .5
7.55	19,215	0 .91	–	0 .31	15 .8
26.43	22,947	0 .92	–	0 .49	17 .5
16.76	18,523	0 .92	–	0 .73	32 .9
(36.88)	15,114	0 .92	–	0 .67	33 .0

11.31	83,360	0 .73	–	0 .64	14 .5
7.68	61,273	0 .73	–	0 .49	15 .8
26.68	49,027	0 .74	–	0 .68	17 .5
16.94	39,053	0 .74	–	0 .90	32 .9
(36.75)	29,043	0 .74	–	0 .85	33 .0

11.54	53,385	0 .54	–	0 .84	14 .5
7.94	43,311	0 .54	–	0 .68	15 .8
26.82	37,573	0 .55	–	0 .86	17 .5
17.28	25,880	0 .55	–	1 .07	32 .9
(36.67)	16,573	0 .55	–	1 .04	33 .0

11.62	113,313	0 .42	–	0 .96	14 .5
8.08	93,033	0 .42	–	0 .80	15 .8
27.11	89,087	0 .43	–	0 .98	17 .5
17.28	74,072	0 .43	–	1 .18	32 .9
(36.58)	44,422	0 .43	–	1 .16	33 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

MIDCAP VALUE FUND I
Class J shares
2012		$12 .47	$0 .07	$1 .51	$1 .58	($0 .02)	$–	($0 .02)	$14.03
2011		12.06	0 .03	0 .45	0 .48	(0 .07)	–	(0 .07)	12 .47
2010		9.63	0 .07	2 .42	2 .49	(0 .06)	–	(0 .06)	12 .06
2009	(d)	6.24	0 .01	3 .38	3 .39	–	–	–	9.63
Institutional shares
2012		12.57	0 .15	1 .51	1 .66	(0 .09)	–	(0 .09)	14 .14
2011		12.17	0 .10	0 .45	0 .55	(0 .15)	–	(0 .15)	12 .57
2010		9.69	0 .14	2 .44	2 .58	(0 .10)	–	(0 .10)	12 .17
2009		8.56	0 .09	1 .16	1 .25	(0 .12)	–	(0 .12)	9 .69
2008		14.96	0 .13	(4 .84)	(4 .71)	(0 .10)	(1.59)	(1 .69)	8 .56
R-1 shares
2012		12.32	0 .03	1 .48	1 .51	–	–	–	13 .83
2011		11.94	(0 .02)	0 .45	0 .43	(0 .05)	–	(0 .05)	12 .32
2010		9.53	0 .05	2 .40	2 .45	(0 .04)	–	(0 .04)	11 .94
2009		8.40	0 .02	1 .15	1 .17	(0 .04)	–	(0 .04)	9 .53
2008		14.72	0 .02	(4 .75)	(4 .73)	–	(1.59)	(1 .59)	8 .40
R-2 shares
2012		12.34	0 .05	1 .48	1 .53	–	–	–	13 .87
2011		11.94	–	0 .45	0 .45	(0 .05)	–	(0 .05)	12 .34
2010		9.54	0 .06	2 .39	2 .45	(0 .05)	–	(0 .05)	11 .94
2009		8.41	0 .03	1 .16	1 .19	(0 .06)	–	(0 .06)	9 .54
2008		14.73	0 .04	(4 .76)	(4 .72)	(0 .01)	(1.59)	(1 .60)	8 .41
R-3 shares
2012		12.43	0 .07	1 .50	1 .57	(0 .01)	–	(0 .01)	13 .99
2011		12.04	0 .02	0 .46	0 .48	(0 .09)	–	(0 .09)	12 .43
2010		9.61	0 .08	2 .41	2 .49	(0 .06)	–	(0 .06)	12 .04
2009		8.46	0 .04	1 .17	1 .21	(0 .06)	–	(0 .06)	9 .61
2008		14.82	0 .06	(4 .80)	(4 .74)	(0 .03)	(1.59)	(1 .62)	8 .46
R-4 shares
2012		12.46	0 .09	1 .52	1 .61	(0 .04)	–	(0 .04)	14 .03
2011		12.08	0 .05	0 .44	0 .49	(0 .11)	–	(0 .11)	12 .46
2010		9.63	0 .10	2 .42	2 .52	(0 .07)	–	(0 .07)	12 .08
2009		8.50	0 .06	1 .16	1 .22	(0 .09)	–	(0 .09)	9 .63
2008		14.86	0 .08	(4 .80)	(4 .72)	(0 .05)	(1.59)	(1 .64)	8 .50
R-5 shares
2012		12.52	0 .11	1 .51	1 .62	(0 .06)	–	(0 .06)	14 .08
2011		12.12	0 .06	0 .46	0 .52	(0 .12)	–	(0 .12)	12 .52
2010		9.66	0 .11	2 .43	2 .54	(0 .08)	–	(0 .08)	12 .12
2009		8.53	0 .07	1 .16	1 .23	(0 .10)	–	(0 .10)	9 .66
2008		14.91	0 .09	(4 .81)	(4 .72)	(0 .07)	(1.59)	(1 .66)	8 .53

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Gross		Ratio of Net
		Net Assets, End of	Ratio of Expenses		Expenses to		Investment Income	Portfolio
		Period (in	to Average Net		Average Net		to Average Net	Turnover
Total Return		thousands)	Assets		Assets(b)		Assets	Rate

12.66%	(c)	$52,378	1.51%		1 .72%		0 .56%	87 .3%
3.99	(c)	52,154	1.48		1 .64		0 .23	80 .3
25.96	(c)	55,107	1.64		1 .73		0 .64	83 .6
54.33 (c)	,(e)	46,250	1.66	(f)	1 .89	(f)	0 .21 (f)	95 .7	(f)

13.28		1,431,810	0.98	(g)	–		1 .09	87 .3
4.49		1,256,845	0.98	(g)	–		0 .73	80 .3
26.78		1,269,331	0.98	(g)	–		1 .30	83 .6
15.00		1,010,989	1.00	(g)	–		1 .11	95 .7
(35.25)		624,473	1.00		–		1 .06	88 .9

12.26		6,229	1.85	(g)	–		0 .22	87 .3
3.59		5,985	1.85	(g)	–		(0 .14)	80 .3
25.75		7,222	1.85	(g)	–		0 .43	83 .6
14.02		5,741	1.86	(g)	–		0 .22	95 .7
(35.80)		3,050	1.88		–		0 .17	88 .9

12.40		14,689	1.72	(g)	–		0 .35	87 .3
3.79		15,380	1.72	(g)	–		0 .01	80 .3
25.77		19,875	1.72	(g)	–		0 .56	83 .6
14.29		15,242	1.73	(g)	–		0 .30	95 .7
(35.73)		5,188	1.75		–		0 .31	88 .9

12.66		32,137	1.54	(g)	–		0 .53	87 .3
3.95		39,064	1.54	(g)	–		0 .17	80 .3
26.02		34,752	1.54	(g)	–		0 .76	83 .6
14.48		34,211	1.55	(g)	–		0 .47	95 .7
(35.68)		11,990	1.57		–		0 .48	88 .9

12.92		27,235	1.35	(g)	–		0 .71	87 .3
4.04		28,916	1.35	(g)	–		0 .36	80 .3
26.32		28,066	1.35	(g)	–		0 .93	83 .6
14.59		19,074	1.36	(g)	–		0 .71	95 .7
(35.45)		9,391	1.38		–		0 .67	88 .9

12.98		57,052	1.23	(g)	–		0 .85	87 .3
4.26		40,902	1.23	(g)	–		0 .47	80 .3
26.44		31,022	1.23	(g)	–		1 .04	83 .6
14.67		27,117	1.24	(g)	–		0 .79	95 .7
(35.39)		10,966	1.26		–		0 .79	88 .9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

MIDCAP VALUE FUND III
Class J shares
2012	$11 .97	$0.15	$1 .59	$1 .74	($0 .11)	$–	($0 .11)	$13.60
2011	11.27	0 .12	0 .71	0 .83	(0 .13)	–	(0 .13)	11 .97
2010	9.18	0 .11	2 .11	2 .22	(0 .13)	–	(0 .13)	11 .27
2009	8.28	0 .13	0 .90	1 .03	(0 .13)	–	(0 .13)	9 .18
2008	14.56	0 .12	(5 .19)	(5 .07)	(0 .07)	(1.14)	(1 .21)	8 .28
Institutional shares
2012	12.59	0 .23	1 .66	1 .89	(0 .17)	–	(0 .17)	14 .31
2011	11.85	0 .17	0 .76	0 .93	(0 .19)	–	(0 .19)	12 .59
2010	9.62	0 .17	2 .24	2 .41	(0 .18)	–	(0 .18)	11 .85
2009	8.68	0 .15	0 .99	1 .14	(0 .20)	–	(0 .20)	9 .62
2008	15.21	0 .19	(5 .43)	(5 .24)	(0 .15)	(1.14)	(1 .29)	8 .68
R-1 shares
2012	12.03	0 .10	1 .60	1 .70	(0 .04)	–	(0 .04)	13 .69
2011	11.34	0 .08	0 .70	0 .78	(0 .09)	–	(0 .09)	12 .03
2010	9.26	0 .08	2 .12	2 .20	(0 .12)	–	(0 .12)	11 .34
2009	8.33	0 .10	0 .93	1 .03	(0 .10)	–	(0 .10)	9 .26
2008	14.66	0 .09	(5 .24)	(5 .15)	(0 .04)	(1.14)	(1 .18)	8 .33
R-2 shares
2012	12.11	0 .12	1 .61	1 .73	(0 .05)	–	(0 .05)	13 .79
2011	11.42	0 .08	0 .72	0 .80	(0 .11)	–	(0 .11)	12 .11
2010	9.31	0 .09	2 .15	2 .24	(0 .13)	–	(0 .13)	11 .42
2009	8.38	0 .11	0 .93	1 .04	(0 .11)	–	(0 .11)	9 .31
2008	14.72	0 .10	(5 .25)	(5 .15)	(0 .05)	(1.14)	(1 .19)	8 .38
R-3 shares
2012	12.08	0 .15	1 .59	1 .74	(0 .09)	–	(0 .09)	13 .73
2011	11.39	0 .10	0 .72	0 .82	(0 .13)	–	(0 .13)	12 .08
2010	9.28	0 .11	2 .14	2 .25	(0 .14)	–	(0 .14)	11 .39
2009	8.36	0 .13	0 .92	1 .05	(0 .13)	–	(0 .13)	9 .28
2008	14.69	0 .12	(5 .23)	(5 .11)	(0 .08)	(1.14)	(1 .22)	8 .36
R-4 shares
2012	11.98	0 .17	1 .58	1 .75	(0 .12)	–	(0 .12)	13 .61
2011	11.29	0 .13	0 .71	0 .84	(0 .15)	–	(0 .15)	11 .98
2010	9.18	0 .13	2 .12	2 .25	(0 .14)	–	(0 .14)	11 .29
2009	8.28	0 .15	0 .91	1 .06	(0 .16)	–	(0 .16)	9 .18
2008	14.57	0 .14	(5 .19)	(5 .05)	(0 .10)	(1.14)	(1 .24)	8 .28
R-5 shares
2012	12.05	0 .18	1 .60	1 .78	(0 .13)	–	(0 .13)	13 .70
2011	11.36	0 .14	0 .71	0 .85	(0 .16)	–	(0 .16)	12 .05
2010	9.25	0 .15	2 .12	2 .27	(0 .16)	–	(0 .16)	11 .36
2009	8.36	0 .15	0 .92	1 .07	(0 .18)	–	(0 .18)	9 .25
2008	14.69	0 .15	(5 .22)	(5 .07)	(0 .12)	(1.14)	(1 .26)	8 .36

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
	Net Assets, End of			Expenses to	Investment Income
	Period (in	Ratio of Expenses to		Average Net	to Average Net	Portfolio
Total Return	thousands)	Average Net Assets		Assets(b)	Assets	Turnover Rate

14.65% (c)	$82,259	1.16%		1 .36%	1 .19%	52 .9%
7.37 (c)	79,335	1.13		1 .28	0 .95	86 .4
24.36 (c)	82,140	1.24		1 .31	1 .05	92 .4
12.82 (c)	72,371	1.30		1 .35	1 .57	111 .4
(37.77) (c)	71,496	1.22		–	1 .05	86 .0

15.18	1,893	0.69		2 .25	1 .68	52 .9
7.86	817	0.70		4 .18	1 .39	86 .4
25.32	183	0.70		10 .72	1 .58	92 .4
13.58	116	0.70		51 .56	1 .61	111 .4
(37.43)	6	0.68		–	1 .60	86 .0

14.20	318	1.56	(d)	–	0 .79	52 .9
6.88	332	1.55	(d)	–	0 .63	86 .4
23.90	520	1.56	(d)	–	0 .73	92 .4
12.67	435	1.55		–	1 .25	111 .4
(38.02)	273	1.56		–	0 .75	86 .0

14.38	871	1.43	(d)	–	0 .93	52 .9
6.97	981	1.42	(d)	–	0 .68	86 .4
24.22	1,455	1.43	(d)	–	0 .88	92 .4
12.64	1,325	1.42		–	1 .39	111 .4
(37.85)	970	1.43		–	0 .84	86 .0

14.52	2,188	1.25	(d)	–	1 .12	52 .9
7.23	1,834	1.24	(d)	–	0 .85	86 .4
24.38	1,758	1.25	(d)	–	1 .03	92 .4
12.88	1,244	1.24		–	1 .64	111 .4
(37.75)	1,317	1.25		–	1 .02	86 .0

14.72	1,125	1.06	(d)	–	1 .30	52 .9
7.46	1,049	1.05	(d)	–	1 .07	86 .4
24.66	1,252	1.06	(d)	–	1 .24	92 .4
13.17	1,368	1.05		–	1 .90	111 .4
(37.67)	1,719	1.06		–	1 .22	86 .0

14.96	6,614	0.94	(d)	–	1 .41	52 .9
7.52	5,595	0.93	(d)	–	1 .18	86 .4
24.74	6,425	0.94	(d)	–	1 .39	92 .4
13.22	9,344	0.93		–	1 .83	111 .4
(37.56)	5,430	0.94		–	1 .33	86 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)

MONEY MARKET FUND
Class J shares
2012	$1 .00	$–	$–	$–	$–	$1 .00	0.00%	(c)	$282,576
2011	1.00	–	–	–	–	1 .00	0.00	(c)	316,914
2010	1.00	–	–	–	–	1 .00	0.00	(c)	310,250
2009	1.00	–	–	–	–	1 .00	0.33	(c)	346,703
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .67	(c)	355,746
Institutional shares
2012	1.00	–	–	–	–	1 .00	0.00		353,584
2011	1.00	–	–	–	–	1 .00	0.00		263,071
2010	1.00	–	–	–	–	1 .00	0.00		202,082
2009	1 .00	0 .01	0 .01	(0 .01)	(0 .01)	1 .00	0 .59		231,887
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	3 .17		276,963

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

		Ratio of Net
Ratio of Expenses	Ratio of Gross	Investment Income
to Average Net	Expenses to Average	to Average Net
Assets	Net Assets(b)	Assets

0.29%	0.87%	0.00%
0.28	0.76	0.00
0.35	0.85	0.00
0.69	0.92	0.32
0.87	–	2.51

0.28	0.43	0.00
0.28	0.41	0.00
0.35	0.42	0.00
0.43	0.44	0.63
0.39	–	3.07

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

OVERSEAS FUND(b)
Institutional shares
2012		$9 .89	$0.24	$0 .47	$0 .71	($0 .23)	($0 .41)	($0 .64)	$9 .96
2011		11 .44	0 .24	(0 .88)	(0 .64)	(0 .14)	(0 .77)	(0 .91)	9 .89
2010		10 .70	0 .18	1 .01	1 .19	(0 .18)	(0 .27)	(0 .45)	11 .44
2009		8.62	0 .20	1 .90	2 .10	(0 .02)	–	(0 .02)	10 .70
2008	(d)	10 .00	–	(1 .38)	(1 .38)	–	–	–	8.62
R-1 shares
2012	(g)	9.89	0 .15	(0 .14)	0 .01	–	–	–	9.90
R-2 shares
2012	(g)	9.89	0 .16	(0 .14)	0 .02	–	–	–	9.91
R-3 shares
2012	(g)	9.89	0 .17	(0 .14)	0 .03	–	–	–	9.92
R-4 shares
2012	(g)	9.89	0 .18	(0 .13)	0 .05	–	–	–	9.94
R-5 shares
2012	(g)	9.89	0 .19	(0 .13)	0 .06	–	–	–	9.95

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End of			Investment Income		Portfolio
		Period (in	Ratio of Expenses to		to Average Net		Turnover
Total Return		thousands)	Average Net Assets		Assets		Rate

8.29%		$1,707,927	1 .09	%(c)	2 .59%		27 .9%
(6.01)		1,351,191	1.08	(c)	2 .25		38 .6
11.38		1,137,569	1.09	(c)	1 .73		87 .2
24.39		963,192	1.12	(c)	2 .22		77 .7
(13.80	) (e)	364,462	1.13 (c)	,(f)	(0 .57	) (f)	33 .1	(f)

0 .10	(e)	10	1 .95 (c)	,(f)	2 .32	(f)	27 .9	(f)

0 .20	(e)	10	1 .82 (c)	,(f)	2 .45	(f)	27 .9	(f)

0 .30	(e)	10	1 .64 (c)	,(f)	2 .62	(f)	27 .9	(f)

0 .51	(e)	10	1 .45 (c)	,(f)	2 .80	(f)	27 .9	(f)

0 .61	(e)	10	1 .33 (c)	,(f)	2 .94	(f)	27 .9	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Effective February 29, 2012, International Value Fund changed its name to Overseas Fund.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 30, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2012, date operations commenced, through October 31, 2012.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2012		$38 .63	$0.56	$4 .05	$4 .61	($0 .42)	($0 .48)	($0 .90)	$42.34
2011		37.63	0 .47	2 .21	2 .68	(0 .57)	(1.11)	(1 .68)	38 .63
2010		32.93	0 .67	4 .56	5 .23	(0 .31)	(0.22)	(0 .53)	37 .63
2009		31.12	0 .32	3 .37	3 .69	(0 .36)	(1.52)	(1 .88)	32 .93
2008		49.92	0 .39	(15 .60)	(15 .21)	(0 .38)	(3.21)	(3 .59)	31 .12
R-1 shares
2012		38.18	0 .20	4 .01	4 .21	(0 .27)	(0.48)	(0 .75)	41 .64
2011		37.42	0 .08	2 .24	2 .32	(0 .45)	(1.11)	(1 .56)	38 .18
2010	(b)	35.15	0 .05	2 .22	2 .27	–	–	–	37 .42
R-2 shares
2012		38.26	0 .26	4 .00	4 .26	(0 .26)	(0.48)	(0 .74)	41 .78
2011		37.44	0 .14	2 .25	2 .39	(0 .46)	(1.11)	(1 .57)	38 .26
2010	(b)	35.15	0 .53	1 .76	2 .29	–	–	–	37 .44
R-3 shares
2012		38.31	0 .33	4 .01	4 .34	(0 .32)	(0.48)	(0 .80)	41 .85
2011		37.49	0 .21	2 .25	2 .46	(0 .53)	(1.11)	(1 .64)	38 .31
2010	(b)	35.15	0 .02	2 .32	2 .34	–	–	–	37 .49
R-4 shares
2012		38.42	0 .40	4 .03	4 .43	(0 .32)	(0.48)	(0 .80)	42 .05
2011		37.53	0 .31	2 .23	2 .54	(0 .54)	(1.11)	(1 .65)	38 .42
2010	(b)	35.15	0 .11	2 .27	2 .38	–	–	–	37 .53
R-5 shares
2012		38.50	0 .47	4 .01	4 .48	(0 .35)	(0.48)	(0 .83)	42 .15
2011		37.57	0 .37	2 .22	2 .59	(0 .55)	(1.11)	(1 .66)	38 .50
2010	(b)	35.15	0 .15	2 .27	2 .42	–	–	–	37 .57

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income		Portfolio
		Net Assets, End of	to Average Net		to Average Net		Turnover
Total Return		Period (in thousands)	Assets		Assets		Rate

12.28%		$1,053,972	0.50%		1 .38%		8 .2%
7.15		907,061	0.52		1 .19		12 .7
16.02		578,458	0.58		1 .89		15 .3
13.12		409,987	0.59		1 .12		23 .8
(32.67)		408,256	0.51		0 .95		9 .7

11.32		1,789	1.37		0 .50		8 .2
6.22		1,585	1.39		0 .22		12 .7
6.46	(c)	245	1.47	(d)	0 .21	(d)	15 .3	(d)

11.43		1,800	1.24		0 .65		8 .2
6.41		1,840	1.26		0 .36		12 .7
6.51	(c)	82	1.34	(d)	2 .28	(d)	15 .3	(d)

11.64		9,790	1.06		0 .82		8 .2
6.59		7,551	1.08		0 .54		12 .7
6.66	(c)	1,084	1.16	(d)	0 .07	(d)	15 .3	(d)

11.83		9,840	0.87		0 .98		8 .2
6.80		7,661	0.89		0 .81		12 .7
6.77	(c)	2,816	0.97	(d)	0 .46	(d)	15 .3	(d)

11.96		16,559	0.75		1 .15		8 .2
6.91		17,231	0.77		0 .94		12 .7
6.88	(c)	11,504	0.85	(d)	0 .64	(d)	15 .3	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2010 FUND
Class J shares
2012	$11 .31	$0.21	$0 .81	$1 .02	($0 .25)	$–	($0 .25)	$12.08
2011	11.10	0 .25	0 .20	0 .45	(0 .24)	–	(0 .24)	11 .31
2010	9.81	0 .25	1 .32	1 .57	(0 .28)	–	(0 .28)	11 .10
2009	9.17	0 .24	1 .00	1 .24	(0 .30)	(0.30)	(0 .60)	9 .81
2008	14.11	0 .45	(4 .74)	(4 .29)	(0 .42)	(0.23)	(0 .65)	9 .17
Institutional shares
2012	11.37	0 .25	0 .81	1 .06	(0 .29)	–	(0 .29)	12 .14
2011	11.16	0 .29	0 .21	0 .50	(0 .29)	–	(0 .29)	11 .37
2010	9.86	0 .29	1 .33	1 .62	(0 .32)	–	(0 .32)	11 .16
2009	9.22	0 .27	1 .02	1 .29	(0 .35)	(0.30)	(0 .65)	9 .86
2008	14.21	0 .49	(4 .76)	(4 .27)	(0 .49)	(0.23)	(0 .72)	9 .22
R-1 shares
2012	11.24	0 .15	0 .80	0 .95	(0 .18)	–	(0 .18)	12 .01
2011	11.03	0 .19	0 .21	0 .40	(0 .19)	–	(0 .19)	11 .24
2010	9.77	0 .20	1 .31	1 .51	(0 .25)	–	(0 .25)	11 .03
2009	9.14	0 .19	1 .02	1 .21	(0 .28)	(0.30)	(0 .58)	9 .77
2008	14.08	0 .35	(4 .69)	(4 .34)	(0 .37)	(0.23)	(0 .60)	9 .14
R-2 shares
2012	11.22	0 .17	0 .80	0 .97	(0 .19)	–	(0 .19)	12 .00
2011	11.02	0 .22	0 .19	0 .41	(0 .21)	–	(0 .21)	11 .22
2010	9.75	0 .22	1 .30	1 .52	(0 .25)	–	(0 .25)	11 .02
2009	9.10	0 .21	1 .01	1 .22	(0 .27)	(0.30)	(0 .57)	9 .75
2008	14.02	0 .40	(4 .70)	(4 .30)	(0 .39)	(0.23)	(0 .62)	9 .10
R-3 shares
2012	11.24	0 .19	0 .79	0 .98	(0 .21)	–	(0 .21)	12 .01
2011	11.03	0 .22	0 .21	0 .43	(0 .22)	–	(0 .22)	11 .24
2010	9.76	0 .23	1 .31	1 .54	(0 .27)	–	(0 .27)	11 .03
2009	9.13	0 .22	1 .01	1 .23	(0 .30)	(0.30)	(0 .60)	9 .76
2008	14.07	0 .41	(4 .71)	(4 .30)	(0 .41)	(0.23)	(0 .64)	9 .13
R-4 shares
2012	11.27	0 .21	0 .79	1 .00	(0 .24)	–	(0 .24)	12 .03
2011	11.07	0 .25	0 .20	0 .45	(0 .25)	–	(0 .25)	11 .27
2010	9.79	0 .25	1 .32	1 .57	(0 .29)	–	(0 .29)	11 .07
2009	9.16	0 .23	1 .01	1 .24	(0 .31)	(0.30)	(0 .61)	9 .79
2008	14.10	0 .44	(4 .71)	(4 .27)	(0 .44)	(0.23)	(0 .67)	9 .16
R-5 shares
2012	11.30	0 .22	0 .81	1 .03	(0 .26)	–	(0 .26)	12 .07
2011	11.10	0 .28	0 .18	0 .46	(0 .26)	–	(0 .26)	11 .30
2010	9.81	0 .28	1 .31	1 .59	(0 .30)	–	(0 .30)	11 .10
2009	9.18	0 .25	1 .00	1 .25	(0 .32)	(0.30)	(0 .62)	9 .81
2008	14.13	0 .45	(4 .72)	(4 .27)	(0 .45)	(0.23)	(0 .68)	9 .18

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

9.22	%(d)	$214,077	0.37%	0 .56%	1 .82%	28 .7%
4.10	(d)	202,423	0.39	0 .53	2 .17	16 .4
16.29	(d)	206,407	0.48	0 .55	2 .40	36 .2
14.75	(d)	190,177	0.57	0 .62	2 .77	28 .4
(31.75	) (d)	185,729	0.58	–	3 .76	12 .7

9.58		1,148,980	0.04	–	2 .14	28 .7
4.52		1,074,682	0.04	–	2 .55	16 .4
16.79		1,130,797	0.04	–	2 .83	36 .2
15.40		1,025,862	0.10	–	3 .13	28 .4
(31.52)		846,470	0.13	–	4 .11	12 .7

8.62		20,503	0.91	–	1 .31	28 .7
3.63		21,110	0.92	–	1 .65	16 .4
15.66		24,103	0.92	–	1 .96	36 .2
14.39		22,134	0.97	–	2 .22	28 .4
(32.07)		16,907	1.01	–	2 .93	12 .7

8.77		25,982	0.78	–	1 .48	28 .7
3.70		30,298	0.79	–	1 .91	16 .4
15.84		42,654	0.79	–	2 .13	36 .2
14.57		41,310	0.84	–	2 .43	28 .4
(31.97)		37,240	0.88	–	3 .39	12 .7

8.94		80,009	0.60	–	1 .61	28 .7
3.95		81,172	0.61	–	1 .98	16 .4
16.09		96,491	0.61	–	2 .29	36 .2
14.69		93,186	0.66	–	2 .60	28 .4
(31.88)		75,999	0.70	–	3 .48	12 .7

9.12		68,441	0.41	–	1 .85	28 .7
4.09		77,085	0.42	–	2 .17	16 .4
16.34		80,377	0.42	–	2 .45	36 .2
14.88		70,260	0.47	–	2 .65	28 .4
(31.67)		47,919	0.51	–	3 .66	12 .7

9.31		114,530	0.29	–	1 .90	28 .7
4.16		115,406	0.30	–	2 .44	16 .4
16.52		145,309	0.30	–	2 .72	36 .2
14.99		166,419	0.35	–	2 .90	28 .4
(31.60)		140,387	0.39	–	3 .75	12 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2015 FUND
Institutional shares
2012		$9 .70	$0.20	$0 .73	$0 .93	($0 .22)	($0 .14)	($0 .36)	$10.27
2011		9.71	0 .22	0 .19	0 .41	(0 .22)	(0.20)	(0 .42)	9 .70
2010		8.48	0 .20	1 .23	1 .43	(0 .20)	–	(0 .20)	9 .71
2009		7.52	0 .12	0 .98	1 .10	(0 .14)	–	(0 .14)	8 .48
2008	(d)	10 .00	0 .11	(2 .59)	(2 .48)	–	–	–	7.52
R-1 shares
2012		9.48	0 .12	0 .71	0 .83	(0 .14)	(0.14)	(0 .28)	10 .03
2011		9.52	0 .14	0 .17	0 .31	(0 .15)	(0.20)	(0 .35)	9 .48
2010		8.34	0 .12	1 .22	1 .34	(0 .16)	–	(0 .16)	9 .52
2009		7.44	0 .08	0 .95	1 .03	(0 .13)	–	(0 .13)	8 .34
2008	(d)	10 .00	0 .05	(2 .61)	(2 .56)	–	–	–	7.44
R-2 shares
2012		9.51	0 .13	0 .72	0 .85	(0 .14)	(0.14)	(0 .28)	10 .08
2011		9.54	0 .14	0 .18	0 .32	(0 .15)	(0.20)	(0 .35)	9 .51
2010		8.35	0 .14	1 .22	1 .36	(0 .17)	–	(0 .17)	9 .54
2009		7.45	0 .10	0 .93	1 .03	(0 .13)	–	(0 .13)	8 .35
2008	(d)	10 .00	0 .07	(2 .62)	(2 .55)	–	–	–	7.45
R-3 shares
2012		9.54	0 .14	0 .72	0 .86	(0 .17)	(0.14)	(0 .31)	10 .09
2011		9.57	0 .16	0 .18	0 .34	(0 .17)	(0.20)	(0 .37)	9 .54
2010		8.37	0 .15	1 .22	1 .37	(0 .17)	–	(0 .17)	9 .57
2009		7.46	0 .12	0 .92	1 .04	(0 .13)	–	(0 .13)	8 .37
2008	(d)	10 .00	0 .07	(2 .61)	(2 .54)	–	–	–	7.46
R-4 shares
2012		9.59	0 .18	0 .71	0 .89	(0 .19)	(0.14)	(0 .33)	10 .15
2011		9.61	0 .18	0 .19	0 .37	(0 .19)	(0.20)	(0 .39)	9 .59
2010		8.40	0 .17	1 .22	1 .39	(0 .18)	–	(0 .18)	9 .61
2009		7.47	0 .12	0 .95	1 .07	(0 .14)	–	(0 .14)	8 .40
2008	(d)	10 .00	0 .08	(2 .61)	(2 .53)	–	–	–	7.47
R-5 shares
2012		9.61	0 .15	0 .75	0 .90	(0 .20)	(0.14)	(0 .34)	10 .17
2011		9.63	0 .21	0 .16	0 .37	(0 .19)	(0.20)	(0 .39)	9 .61
2010		8.41	0 .19	1 .22	1 .41	(0 .19)	–	(0 .19)	9 .63
2009		7.47	0 .14	0 .94	1 .08	(0 .14)	–	(0 .14)	8 .41
2008	(d)	10 .00	0 .09	(2 .62)	(2 .53)	–	–	–	7.47

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
					Investment
		Net Assets, End of			Income to		Portfolio
		Period (in	Ratio of Expenses to		Average Net		Turnover
Total Return		thousands)	Average Net Assets(b)		Assets		Rate

10.01%		$580,784	0.04	%(c)	1 .99%		22 .7%
4.22		451,374	0.04	(c)	2 .21		14 .0
17.17		362,671	0.05	(c)	2 .23		32 .0
15.03		225,418	0.10	(c)	1 .56		9 .1
(24.80	) (e)	28,190	0.17 (c)	,(f)	1 .79	(f)	50 .1	(f)

9.08		15,687	0.92		1 .21		22 .7
3.22		14,925	0.92		1 .47		14 .0
16.21		13,567	0.92	(c)	1 .41		32 .0
14.07		8,570	0.96	(c)	1 .04		9 .1
(25.60	) (e)	1,798	1.05 (c)	,(f)	0 .92	(f)	50 .1	(f)

9.26		13,920	0.79		1 .30		22 .7
3.42		12,704	0.79		1 .49		14 .0
16.44		11,681	0.79	(c)	1 .58		32 .0
14.16		7,304	0.83	(c)	1 .36		9 .1
(25.50	) (e)	1,358	0.92 (c)	,(f)	1 .14	(f)	50 .1	(f)

9.39		66,650	0.61		1 .43		22 .7
3.62		49,584	0.61		1 .62		14 .0
16.58		38,096	0.61	(c)	1 .73		32 .0
14.27		21,602	0.65	(c)	1 .55		9 .1
(25.40	) (e)	7,835	0.74 (c)	,(f)	1 .27	(f)	50 .1	(f)

9.63		50,724	0.42		1 .88		22 .7
3.84		57,060	0.42		1 .85		14 .0
16.80		42,226	0.42	(c)	1 .88		32 .0
14.60		28,026	0.46	(c)	1 .54		9 .1
(25.30	) (e)	5,653	0.55 (c)	,(f)	1 .37	(f)	50 .1	(f)

9.72		66,279	0.30		1 .53		22 .7
3.92		36,237	0.30		2 .12		14 .0
16.99		33,843	0.30	(c)	2 .09		32 .0
14.73		23,592	0.34	(c)	1 .88		9 .1
(25.30	) (e)	8,400	0.43 (c)	,(f)	1 .50	(f)	50 .1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2020 FUND
Class J shares
2012	$11 .59	$0.21	$0 .98	$1 .19	($0 .23)	$–	($0 .23)	$12.55
2011	11.41	0 .21	0 .18	0 .39	(0 .21)	–	(0 .21)	11 .59
2010	9.99	0 .21	1 .46	1 .67	(0 .25)	–	(0 .25)	11 .41
2009	9.27	0 .22	1 .09	1 .31	(0 .23)	(0.36)	(0 .59)	9 .99
2008	15.02	0 .40	(5 .48)	(5 .08)	(0 .38)	(0.29)	(0 .67)	9 .27
Institutional shares
2012	11.65	0 .25	0 .98	1 .23	(0 .27)	–	(0 .27)	12 .61
2011	11.48	0 .26	0 .17	0 .43	(0 .26)	–	(0 .26)	11 .65
2010	10.04	0 .26	1 .47	1 .73	(0 .29)	–	(0 .29)	11 .48
2009	9.32	0 .25	1 .12	1 .37	(0 .29)	(0.36)	(0 .65)	10 .04
2008	15.12	0 .44	(5 .49)	(5 .05)	(0 .46)	(0.29)	(0 .75)	9 .32
R-1 shares
2012	11.53	0 .14	0 .98	1 .12	(0 .17)	–	(0 .17)	12 .48
2011	11.36	0 .15	0 .18	0 .33	(0 .16)	–	(0 .16)	11 .53
2010	9.96	0 .16	1 .46	1 .62	(0 .22)	–	(0 .22)	11 .36
2009	9.25	0 .17	1 .11	1 .28	(0 .21)	(0.36)	(0 .57)	9 .96
2008	15.00	0 .31	(5 .44)	(5 .13)	(0 .33)	(0.29)	(0 .62)	9 .25
R-2 shares
2012	11.50	0 .17	0 .97	1 .14	(0 .17)	–	(0 .17)	12 .47
2011	11.33	0 .18	0 .17	0 .35	(0 .18)	–	(0 .18)	11 .50
2010	9.93	0 .18	1 .44	1 .62	(0 .22)	–	(0 .22)	11 .33
2009	9.20	0 .19	1 .10	1 .29	(0 .20)	(0.36)	(0 .56)	9 .93
2008	14.93	0 .35	(5 .44)	(5 .09)	(0 .35)	(0.29)	(0 .64)	9 .20
R-3 shares
2012	11.54	0 .18	0 .97	1 .15	(0 .20)	–	(0 .20)	12 .49
2011	11.36	0 .19	0 .19	0 .38	(0 .20)	–	(0 .20)	11 .54
2010	9.96	0 .20	1 .44	1 .64	(0 .24)	–	(0 .24)	11 .36
2009	9.24	0 .20	1 .11	1 .31	(0 .23)	(0.36)	(0 .59)	9 .96
2008	14.99	0 .37	(5 .45)	(5 .08)	(0 .38)	(0.29)	(0 .67)	9 .24
R-4 shares
2012	11.56	0 .21	0 .97	1 .18	(0 .23)	–	(0 .23)	12 .51
2011	11.39	0 .21	0 .18	0 .39	(0 .22)	–	(0 .22)	11 .56
2010	9.98	0 .21	1 .46	1 .67	(0 .26)	–	(0 .26)	11 .39
2009	9.26	0 .21	1 .12	1 .33	(0 .25)	(0.36)	(0 .61)	9 .98
2008	15.02	0 .38	(5 .45)	(5 .07)	(0 .40)	(0.29)	(0 .69)	9 .26
R-5 shares
2012	11.60	0 .22	0 .97	1 .19	(0 .24)	–	(0 .24)	12 .55
2011	11.42	0 .24	0 .17	0 .41	(0 .23)	–	(0 .23)	11 .60
2010	10.00	0 .24	1 .45	1 .69	(0 .27)	–	(0 .27)	11 .42
2009	9.28	0 .23	1 .11	1 .34	(0 .26)	(0.36)	(0 .62)	10 .00
2008	15.05	0 .40	(5 .46)	(5 .06)	(0 .42)	(0.29)	(0 .71)	9 .28

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

10.49	%(d)	$655,845	0.37%	0 .56%	1 .73%	21 .9%
3.45	(d)	578,376	0.39	0 .54	1 .80	8 .8
16.92	(d)	552,609	0.49	0 .55	1 .97	32 .0
15.51	(d)	465,050	0.58	0 .63	2 .54	15 .7
(35.27	) (d)	412,169	0.59	–	3.21	7 .1

10.84		3,856,280	0.04	–	2 .03	21 .9
3.76		3,310,509	0.04	–	2.17	8 .8
17.51		3,146,852	0.04	–	2 .40	32 .0
16.13		2,628,327	0.09	–	2 .88	15 .7
(35.03)		1,904,751	0.12	–	3.52	7 .1

9.84		62,546	0.91	–	1 .21	21 .9
2.93		58,270	0.91	–	1.30	8 .8
16.43		58,931	0.92	–	1 .56	32 .0
15.05		50,924	0.97	–	1 .98	15 .7
(35.55)		35,642	1.00	–	2.51	7 .1

10.06		77,610	0.78	–	1 .40	21 .9
3.05		80,491	0.78	–	1.54	8 .8
16.54		107,791	0.79	–	1 .70	32 .0
15.34		94,161	0.84	–	2 .19	15 .7
(35.51)		78,445	0.87	–	2.84	7 .1

10.19		263,407	0.60	–	1 .49	21 .9
3.32		227,897	0.60	–	1.58	8 .8
16.70		234,218	0.61	–	1 .91	32 .0
15.53		212,779	0.66	–	2 .33	15 .7
(35.38)		159,254	0.69	–	2.95	7 .1

10.40		212,684	0.41	–	1 .78	21 .9
3.44		227,971	0.41	–	1.77	8 .8
16.97		216,623	0.42	–	2 .00	32 .0
15.73		167,470	0.47	–	2 .41	15 .7
(35.25)		110,340	0.50	–	3.06	7 .1

10.50		384,604	0.29	–	1 .83	21 .9
3.61		341,102	0.29	–	2.05	8 .8
17.14		365,913	0.30	–	2 .25	32 .0
15.84		356,589	0.35	–	2 .63	15 .7
(35.16)		267,795	0.38	–	3.24	7 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2025 FUND
Institutional shares
2012		$9 .47	$0.19	$0 .82	$1 .01	($0 .22)	($0 .04)	($0 .26)	$10.22
2011		9.45	0 .17	0 .18	0 .35	(0 .19)	(0.14)	(0 .33)	9 .47
2010		8.20	0 .17	1 .27	1 .44	(0 .19)	–	(0 .19)	9 .45
2009		7.27	0 .09	0 .98	1 .07	(0 .14)	–	(0 .14)	8 .20
2008	(d)	10 .00	0 .07	(2 .80)	(2 .73)	–	–	–	7.27
R-1 shares
2012		9.30	0 .12	0 .80	0 .92	(0 .14)	(0.04)	(0 .18)	10 .04
2011		9.30	0 .10	0 .16	0 .26	(0 .12)	(0.14)	(0 .26)	9 .30
2010		8.10	0 .10	1 .24	1 .34	(0 .14)	–	(0 .14)	9 .30
2009		7.22	0 .06	0 .94	1 .00	(0 .12)	–	(0 .12)	8 .10
2008	(d)	10 .00	0 .02	(2 .80)	(2 .78)	–	–	–	7.22
R-2 shares
2012		9.32	0 .13	0 .80	0 .93	(0 .15)	(0.04)	(0 .19)	10 .06
2011		9.31	0 .10	0 .18	0 .28	(0 .13)	(0.14)	(0 .27)	9 .32
2010		8.11	0 .11	1 .24	1 .35	(0 .15)	–	(0 .15)	9 .31
2009		7.23	0 .08	0 .94	1 .02	(0 .14)	–	(0 .14)	8 .11
2008	(d)	10 .00	0 .03	(2 .80)	(2 .77)	–	–	–	7.23
R-3 shares
2012		9.35	0 .13	0 .81	0 .94	(0 .17)	(0.04)	(0 .21)	10 .08
2011		9.34	0 .12	0 .18	0 .30	(0 .15)	(0.14)	(0 .29)	9 .35
2010		8.13	0 .12	1 .25	1 .37	(0 .16)	–	(0 .16)	9 .34
2009		7.23	0 .10	0 .93	1 .03	(0 .13)	–	(0 .13)	8 .13
2008	(d)	10 .00	0 .04	(2 .81)	(2 .77)	–	–	–	7.23
R-4 shares
2012		9.40	0 .19	0 .77	0 .96	(0 .18)	(0.04)	(0 .22)	10 .14
2011		9.39	0 .14	0 .17	0 .31	(0 .16)	(0.14)	(0 .30)	9 .40
2010		8.16	0 .13	1 .27	1 .40	(0 .17)	–	(0 .17)	9 .39
2009		7.25	0 .09	0 .96	1 .05	(0 .14)	–	(0 .14)	8 .16
2008	(d)	10 .00	0 .05	(2 .80)	(2 .75)	–	–	–	7.25
R-5 shares
2012		9.43	0 .16	0 .81	0 .97	(0 .19)	(0.04)	(0 .23)	10 .17
2011		9.41	0 .16	0 .17	0 .33	(0 .17)	(0.14)	(0 .31)	9 .43
2010		8.18	0 .16	1 .24	1 .40	(0 .17)	–	(0 .17)	9 .41
2009		7.26	0 .13	0 .92	1 .05	(0 .13)	–	(0 .13)	8 .18
2008	(d)	10 .00	0 .06	(2 .80)	(2 .74)	–	–	–	7.26

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
					Investment
		Net Assets, End of			Income to		Portfolio
		Period (in	Ratio of Expenses to		Average Net		Turnover
Total Return		thousands)	Average Net Assets(b)		Assets		Rate

10.92%		$751,118	0.04	%(c)	1 .95%		15 .4%
3.72		528,466	0.04	(c)	1 .80		12 .7
17.77		401,632	0.05	(c)	1 .94		25 .2
15.14		233,404	0.10	(c)	1 .30		8 .5
(27.30	) (e)	26,413	0.17 (c)	,(f)	1 .20	(f)	21 .3	(f)

10.04		16,380	0.92		1 .25		15 .4
2.81		15,335	0.92		1 .10		12 .7
16.74		14,338	0.92	(c)	1 .16		25 .2
14.22		8,486	0.96	(c)	0 .87		8 .5
(27.80	) (e)	1,871	1.05 (c)	,(f)	0 .35	(f)	21 .3	(f)

10.13		17,174	0.79		1 .38		15 .4
3.02		15,375	0.79		1 .07		12 .7
16.79		11,582	0.79	(c)	1 .23		25 .2
14.41		6,788	0.83	(c)	1 .07		8 .5
(27.70	) (e)	1,000	0.92 (c)	,(f)	0 .65	(f)	21 .3	(f)

10.28		90,350	0.61		1 .37		15 .4
3.22		62,421	0.61		1 .27		12 .7
16.98		47,011	0.61	(c)	1 .41		25 .2
14.60		23,811	0.65	(c)	1 .35		8 .5
(27.70	) (e)	8,787	0.74 (c)	,(f)	0 .67	(f)	21 .3	(f)

10.50		51,138	0.42		1 .95		15 .4
3.33		53,261	0.42		1 .49		12 .7
17.31		42,079	0.42	(c)	1 .55		25 .2
14.77		23,462	0.46	(c)	1 .25		8 .5
(27.50	) (e)	5,224	0.55 (c)	,(f)	0 .80	(f)	21 .3	(f)

10.59		92,048	0.30		1 .60		15 .4
3.53		56,588	0.30		1 .69		12 .7
17.36		47,050	0.30	(c)	1 .87		25 .2
14.86		31,597	0.34	(c)	1 .87		8 .5
(27.40	) (e)	14,713	0.43 (c)	,(f)	0 .90	(f)	21 .3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2030 FUND
Class J shares
2012	$11 .43	$0.20	$0 .98	$1 .18	($0 .22)	$–	($0 .22)	$12.39
2011	11.23	0 .17	0 .21	0 .38	(0 .18)	–	(0 .18)	11 .43
2010	9.75	0 .18	1 .51	1 .69	(0 .21)	–	(0 .21)	11 .23
2009	9.03	0 .18	1 .08	1 .26	(0 .18)	(0.36)	(0 .54)	9 .75
2008	15.21	0 .37	(5 .86)	(5 .49)	(0 .37)	(0.32)	(0 .69)	9 .03
Institutional shares
2012	11.47	0 .24	0 .99	1 .23	(0 .26)	–	(0 .26)	12 .44
2011	11.28	0 .22	0 .20	0 .42	(0 .23)	–	(0 .23)	11 .47
2010	9.78	0 .23	1 .52	1 .75	(0 .25)	–	(0 .25)	11 .28
2009	9.07	0 .22	1 .09	1 .31	(0 .24)	(0.36)	(0 .60)	9 .78
2008	15.27	0 .40	(5 .84)	(5 .44)	(0 .44)	(0.32)	(0 .76)	9 .07
R-1 shares
2012	11.35	0 .14	0 .98	1 .12	(0 .16)	–	(0 .16)	12 .31
2011	11.16	0 .12	0 .20	0 .32	(0 .13)	–	(0 .13)	11 .35
2010	9.70	0 .14	1 .50	1 .64	(0 .18)	–	(0 .18)	11 .16
2009	8.99	0 .14	1 .09	1 .23	(0 .16)	(0.36)	(0 .52)	9 .70
2008	15.15	0 .28	(5 .80)	(5 .52)	(0 .32)	(0.32)	(0 .64)	8 .99
R-2 shares
2012	11.36	0 .16	0 .98	1 .14	(0 .17)	–	(0 .17)	12 .33
2011	11.17	0 .14	0 .19	0 .33	(0 .14)	–	(0 .14)	11 .36
2010	9.70	0 .16	1 .50	1 .66	(0 .19)	–	(0 .19)	11 .17
2009	8.97	0 .15	1 .10	1 .25	(0 .16)	(0.36)	(0 .52)	9 .70
2008	15.13	0 .33	(5 .83)	(5 .50)	(0 .34)	(0.32)	(0 .66)	8 .97
R-3 shares
2012	11.41	0 .18	0 .97	1 .15	(0 .19)	–	(0 .19)	12 .37
2011	11.21	0 .15	0 .21	0 .36	(0 .16)	–	(0 .16)	11 .41
2010	9.74	0 .18	1 .49	1 .67	(0 .20)	–	(0 .20)	11 .21
2009	9.02	0 .17	1 .09	1 .26	(0 .18)	(0.36)	(0 .54)	9 .74
2008	15.20	0 .33	(5 .83)	(5 .50)	(0 .36)	(0.32)	(0 .68)	9 .02
R-4 shares
2012	11.69	0 .21	1 .00	1 .21	(0 .22)	–	(0 .22)	12 .68
2011	11.49	0 .18	0 .20	0 .38	(0 .18)	–	(0 .18)	11 .69
2010	9.97	0 .19	1 .55	1 .74	(0 .22)	–	(0 .22)	11 .49
2009	9.22	0 .18	1 .13	1 .31	(0 .20)	(0.36)	(0 .56)	9 .97
2008	15.52	0 .36	(5 .95)	(5 .59)	(0 .39)	(0.32)	(0 .71)	9 .22
R-5 shares
2012	11.45	0 .22	0 .97	1 .19	(0 .23)	–	(0 .23)	12 .41
2011	11.26	0 .21	0 .18	0 .39	(0 .20)	–	(0 .20)	11 .45
2010	9.77	0 .21	1 .51	1 .72	(0 .23)	–	(0 .23)	11 .26
2009	9.05	0 .19	1 .10	1 .29	(0 .21)	(0.36)	(0 .57)	9 .77
2008	15.25	0 .37	(5 .85)	(5 .48)	(0 .40)	(0.32)	(0 .72)	9 .05

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

10.56	%(d)	$677,464	0.40%	0 .59%	1 .66%	20 .0%
3.34	(d)	566,181	0.41	0 .56	1 .47	10 .7
17.53	(d)	515,947	0.51	0 .58	1 .74	32 .1
15.32	(d)	410,442	0.61	0 .66	2 .17	9 .5
(37.71	) (d)	344,061	0.62	–	2.92	6 .6

11.03		3,573,298	0.04	–	2 .02	20 .0
3.66		3,001,123	0.04	–	1 .87	10 .7
18.17		2,804,667	0.04	–	2 .23	32 .1
15.88		2,333,820	0.09	–	2.55	9 .5
(37.35)		1,659,024	0.13	–	3.23	6 .6

10.01		53,082	0.91	–	1 .22	20 .0
2.85		50,502	0.91	–	1 .00	10 .7
17.11		50,109	0.92	–	1 .34	32 .1
14.91		41,365	0.97	–	1.66	9 .5
(37.94)		27,323	1.01	–	2.25	6 .6

10.17		76,588	0.78	–	1 .40	20 .0
2.94		79,776	0.78	–	1 .22	10 .7
17.27		99,779	0.79	–	1 .52	32 .1
15.16		88,072	0.84	–	1.83	9 .5
(37.91)		67,038	0.88	–	2.67	6 .6

10.31		230,818	0.60	–	1 .52	20 .0
3.21		208,383	0.60	–	1 .30	10 .7
17.40		222,202	0.61	–	1 .73	32 .1
15.32		193,474	0.66	–	2.00	9 .5
(37.75)		141,078	0.70	–	2.69	6 .6

10.55		197,788	0.41	–	1 .77	20 .0
3.33		199,240	0.41	–	1 .50	10 .7
17.67		194,301	0.42	–	1 .83	32 .1
15.52		153,804	0.47	–	2.10	9 .5
(37.64)		103,030	0.51	–	2.82	6 .6

10.65		346,730	0.29	–	1 .81	20 .0
3.42		305,169	0.29	–	1 .78	10 .7
17.85		337,439	0.30	–	2 .06	32 .1
15.68		316,224	0.35	–	2.23	9 .5
(37.57)		213,626	0.39	–	2.99	6 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2035 FUND
Institutional shares
2012		$9 .33	$0 .17	$0 .85	$1 .02	($0 .20)	($0 .03)	($0 .23)	$10.12
2011		9.32	0 .16	0 .17	0 .33	(0 .16)	(0.16)	(0 .32)	9 .33
2010		8.05	0 .15	1 .29	1 .44	(0 .17)	–	(0 .17)	9 .32
2009		7.13	0 .07	0 .99	1 .06	(0 .14)	–	(0 .14)	8 .05
2008	(d)	10 .00	0 .04	(2 .91)	(2 .87)	–	–	–	7.13
R-1 shares
2012		9.18	0 .10	0 .82	0 .92	(0 .12)	(0.03)	(0 .15)	9 .95
2011		9.18	0 .08	0 .17	0 .25	(0 .09)	(0.16)	(0 .25)	9 .18
2010		7.96	0 .08	1 .26	1 .34	(0 .12)	–	(0 .12)	9 .18
2009		7.10	0 .04	0 .94	0 .98	(0 .12)	–	(0 .12)	7 .96
2008	(d)	10 .00	(0 .01)	(2 .89)	(2 .90)	–	–	–	7.10
R-2 shares
2012		9.19	0 .11	0 .82	0 .93	(0 .13)	(0.03)	(0 .16)	9 .96
2011		9.18	0 .08	0 .19	0 .27	(0 .10)	(0.16)	(0 .26)	9 .19
2010		7.96	0 .09	1 .26	1 .35	(0 .13)	–	(0 .13)	9 .18
2009		7.10	0 .03	0 .96	0 .99	(0 .13)	–	(0 .13)	7 .96
2008	(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	–	7.10
R-3 shares
2012		9.23	0 .12	0 .83	0 .95	(0 .15)	(0.03)	(0 .18)	10 .00
2011		9.23	0 .10	0 .18	0 .28	(0 .12)	(0.16)	(0 .28)	9 .23
2010		7.99	0 .11	1 .27	1 .38	(0 .14)	–	(0 .14)	9 .23
2009		7.10	0 .08	0 .93	1 .01	(0 .12)	–	(0 .12)	7 .99
2008	(d)	10 .00	0 .01	(2 .91)	(2 .90)	–	–	–	7.10
R-4 shares
2012		9.27	0 .16	0 .81	0 .97	(0 .16)	(0.03)	(0 .19)	10 .05
2011		9.26	0 .13	0 .17	0 .30	(0 .13)	(0.16)	(0 .29)	9 .27
2010		8.02	0 .11	1 .27	1 .38	(0 .14)	–	(0 .14)	9 .26
2009		7.12	0 .09	0 .94	1 .03	(0 .13)	–	(0 .13)	8 .02
2008	(d)	10 .00	0 .02	(2 .90)	(2 .88)	–	–	–	7.12
R-5 shares
2012		9.30	0 .14	0 .85	0 .99	(0 .18)	(0.03)	(0 .21)	10 .08
2011		9.29	0 .14	0 .17	0 .31	(0 .14)	(0.16)	(0 .30)	9 .30
2010		8.04	0 .14	1 .26	1 .40	(0 .15)	–	(0 .15)	9 .29
2009		7.13	0 .11	0 .93	1 .04	(0 .13)	–	(0 .13)	8 .04
2008	(d)	10 .00	0 .03	(2 .90)	(2 .87)	–	–	–	7.13

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End			Investment Income		Portfolio
		of Period (in	Ratio of Expenses to		to Average Net		Turnover
Total Return		thousands)	Average Net Assets(b)		Assets		Rate

11.23%		$490,889	0.04	%(c)	1 .78%		13 .0%
3.48		335,624	0.05	(c)	1 .62		6 .1
18.04		248,902	0.05	(c)	1 .71		25 .0
15.17		143,330	0.10	(c)	0 .95		7 .0
(28.70	) (e)	14,703	0.17 (c)	,(f)	0 .71	(f)	16 .8	(f)

10.23		14,603	0.92		1 .01		13 .0
2.68		12,855	0.92		0 .85		6 .1
16.99		11,246	0.92	(c)	0 .89		25 .0
14.10		6,405	0.97	(c)	0 .55		7 .0
(29.00	) (e)	1,086	1.05 (c)	,(f)	(0 .17	) (f)	16 .8	(f)

10.30		9,549	0.79		1 .10		13 .0
2.89		7,776	0.79		0 .89		6 .1
17.10		6,266	0.79	(c)	1 .03		25 .0
14.23		3,378	0.84	(c)	0 .46		7 .0
(29 .00	) (e)	555	0 .92 (c)	,(f)	0 .14	(f)	16 .8	(f)

10.55		62,383	0.61		1 .26		13 .0
2.95		44,844	0.61		1 .09		6 .1
17.37		34,593	0.61	(c)	1 .23		25 .0
14.61		19,038	0.66	(c)	1 .20		7 .0
(29.00	) (e)	7,368	0.74 (c)	,(f)	0 .17	(f)	16 .8	(f)

10.79		40,305	0.42		1 .70		13 .0
3.20		36,070	0.42		1 .32		6 .1
17.43		29,669	0.42	(c)	1 .28		25 .0
14.77		15,202	0.47	(c)	1 .27		7 .0
(28.80	) (e)	5,606	0.55 (c)	,(f)	0 .30	(f)	16 .8	(f)

10.90		57,005	0.30		1 .45		13 .0
3.29		35,360	0.30		1 .44		6 .1
17.62		26,306	0.30	(c)	1 .63		25 .0
14.91		17,760	0.35	(c)	1 .49		7 .0
(28.70	) (e)	6,829	0.43 (c)	,(f)	0 .40	(f)	16 .8	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2040 FUND
Class J shares
2012	$11 .49	$0.17	$1 .04	$1 .21	($0 .20)	$–	($0 .20)	$12.50
2011	11.29	0 .15	0 .20	0 .35	(0 .15)	–	(0 .15)	11 .49
2010	9.76	0 .15	1 .56	1 .71	(0 .18)	–	(0 .18)	11 .29
2009	9.03	0 .15	1 .07	1 .22	(0 .15)	(0.34)	(0 .49)	9 .76
2008	15.61	0 .33	(6 .24)	(5 .91)	(0 .36)	(0.31)	(0 .67)	9 .03
Institutional shares
2012	11.57	0 .22	1 .04	1 .26	(0 .24)	–	(0 .24)	12 .59
2011	11.37	0 .20	0 .20	0 .40	(0 .20)	–	(0 .20)	11 .57
2010	9.82	0 .21	1 .56	1 .77	(0 .22)	–	(0 .22)	11 .37
2009	9.09	0 .19	1 .09	1 .28	(0 .21)	(0.34)	(0 .55)	9 .82
2008	15.73	0 .38	(6 .27)	(5 .89)	(0 .44)	(0.31)	(0 .75)	9 .09
R-1 shares
2012	11.42	0 .12	1 .04	1 .16	(0 .14)	–	(0 .14)	12 .44
2011	11.24	0 .10	0 .18	0 .28	(0 .10)	–	(0 .10)	11 .42
2010	9.73	0 .12	1 .54	1 .66	(0 .15)	–	(0 .15)	11 .24
2009	9.01	0 .11	1 .08	1 .19	(0 .13)	(0.34)	(0 .47)	9 .73
2008	15.59	0 .25	(6 .20)	(5 .95)	(0 .32)	(0.31)	(0 .63)	9 .01
R-2 shares
2012	11.43	0 .14	1 .03	1 .17	(0 .15)	–	(0 .15)	12 .45
2011	11.24	0 .12	0 .18	0 .30	(0 .11)	–	(0 .11)	11 .43
2010	9.73	0 .14	1 .53	1 .67	(0 .16)	–	(0 .16)	11 .24
2009	8.99	0 .13	1 .08	1 .21	(0 .13)	(0.34)	(0 .47)	9 .73
2008	15.56	0 .31	(6 .24)	(5 .93)	(0 .33)	(0.31)	(0 .64)	8 .99
R-3 shares
2012	11.44	0 .16	1 .02	1 .18	(0 .17)	–	(0 .17)	12 .45
2011	11.24	0 .13	0 .20	0 .33	(0 .13)	–	(0 .13)	11 .44
2010	9.73	0 .15	1 .54	1 .69	(0 .18)	–	(0 .18)	11 .24
2009	9.01	0 .14	1 .08	1 .22	(0 .16)	(0.34)	(0 .50)	9 .73
2008	15.59	0 .31	(6 .22)	(5 .91)	(0 .36)	(0.31)	(0 .67)	9 .01
R-4 shares
2012	11.46	0 .18	1 .03	1 .21	(0 .20)	–	(0 .20)	12 .47
2011	11.27	0 .15	0 .20	0 .35	(0 .16)	–	(0 .16)	11 .46
2010	9.74	0 .17	1 .55	1 .72	(0 .19)	–	(0 .19)	11 .27
2009	9.02	0 .14	1 .09	1 .23	(0 .17)	(0.34)	(0 .51)	9 .74
2008	15.61	0 .30	(6 .19)	(5 .89)	(0 .39)	(0.31)	(0 .70)	9 .02
R-5 shares
2012	11.52	0 .19	1 .04	1 .23	(0 .21)	–	(0 .21)	12 .54
2011	11.32	0 .20	0 .17	0 .37	(0 .17)	–	(0 .17)	11 .52
2010	9.79	0 .18	1 .55	1 .73	(0 .20)	–	(0 .20)	11 .32
2009	9.06	0 .16	1 .09	1 .25	(0 .18)	(0.34)	(0 .52)	9 .79
2008	15.68	0 .36	(6 .27)	(5 .91)	(0 .40)	(0.31)	(0 .71)	9 .06

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Gross	Ratio of Net
			Ratio of Expenses	Expenses to	Investment Income
		Net Assets, End of	to Average Net	Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Assets(b),(c)	Assets	Turnover Rate

10.71	%(d)	$361,253	0.45%	0 .64%	1 .40%	12 .5%
3.03	(d)	286,387	0.46	0 .60	1 .23	12 .6
17.64	(d)	246,236	0.56	0 .63	1 .46	31 .4
14.73	(d)	186,499	0.66	0 .71	1 .82	5 .8
(39.42	) (d)	152,176	0.69	–	2.58	6 .0

11.18		2,235,924	0.04	–	1 .83	12 .5
3.46		1,851,739	0.04	–	1 .69	12 .6
18.27		1,716,164	0.04	–	2 .02	31 .4
15.45		1,387,751	0.09	–	2.20	5 .8
(39.15)		921,180	0.13	–	3.00	6 .0

10.29		37,999	0.91	–	0 .98	12 .5
2.51		33,918	0.91	–	0 .81	12 .6
17.26		32,593	0.92	–	1 .12	31 .4
14.41		25,814	0.97	–	1.28	5 .8
(39.66)		15,457	1.01	–	1.99	6 .0

10.36		47,947	0.78	–	1 .17	12 .5
2.68		45,698	0.78	–	1 .02	12 .6
17.33		55,281	0.79	–	1 .31	31 .4
14.65		46,331	0.84	–	1.48	5 .8
(39.59)		32,121	0.88	–	2.44	6 .0

10.54		132,770	0.60	–	1 .36	12 .5
2.94		122,973	0.60	–	1 .10	12 .6
17.50		125,392	0.61	–	1 .47	31 .4
14.77		104,315	0.66	–	1.64	5 .8
(39.47)		69,607	0.70	–	2.49	6 .0

10.76		123,706	0.41	–	1 .53	12 .5
3.06		111,132	0.41	–	1 .29	12 .6
17.87		101,237	0.42	–	1 .67	31 .4
14.98		86,178	0.47	–	1.69	5 .8
(39.37)		49,106	0.51	–	2.41	6 .0

10.93		204,880	0.29	–	1 .63	12 .5
3.24		177,248	0.29	–	1 .68	12 .6
17.89		200,260	0.30	–	1 .74	31 .4
15.16		165,669	0.35	–	1.85	5 .8
(39.31)		99,181	0.39	–	2.80	6 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2045 FUND
Institutional shares
2012		$9 .26	$0 .16	$0 .85	$1 .01	($0 .18)	($0 .03)	($0 .21)	$10.06
2011		9.23	0 .14	0 .19	0 .33	(0 .14)	(0.16)	(0 .30)	9 .26
2010		7.95	0 .13	1 .30	1 .43	(0 .15)	–	(0 .15)	9 .23
2009		7.04	0 .05	0 .99	1 .04	(0 .13)	–	(0 .13)	7 .95
2008	(d)	10 .00	0 .02	(2 .98)	(2 .96)	–	–	–	7.04
R-1 shares
2012		9.04	0 .08	0 .84	0 .92	(0 .11)	(0.03)	(0 .14)	9 .82
2011		9.05	0 .06	0 .17	0 .23	(0 .08)	(0.16)	(0 .24)	9 .04
2010		7.82	0 .05	1 .29	1 .34	(0 .11)	–	(0 .11)	9 .05
2009		6.97	0 .01	0 .96	0 .97	(0 .12)	–	(0 .12)	7 .82
2008	(d)	10 .00	(0 .03)	(3 .00)	(3 .03)	–	–	–	6.97
R-2 shares
2012		9.06	0 .08	0 .85	0 .93	(0 .12)	(0.03)	(0 .15)	9 .84
2011		9.06	0 .07	0 .18	0 .25	(0 .09)	(0.16)	(0 .25)	9 .06
2010		7.83	0 .07	1 .28	1 .35	(0 .12)	–	(0 .12)	9 .06
2009		6.98	0 .03	0 .95	0 .98	(0 .13)	–	(0 .13)	7 .83
2008	(d)	10 .00	(0 .02)	(3 .00)	(3 .02)	–	–	–	6.98
R-3 shares
2012		9.11	0 .12	0 .83	0 .95	(0 .14)	(0.03)	(0 .17)	9 .89
2011		9.10	0 .09	0 .18	0 .27	(0 .10)	(0.16)	(0 .26)	9 .11
2010		7.85	0 .10	1 .27	1 .37	(0 .12)	–	(0 .12)	9 .10
2009		6.99	0 .08	0 .90	0 .98	(0 .12)	–	(0 .12)	7 .85
2008	(d)	10 .00	(0 .01)	(3 .00)	(3 .01)	–	–	–	6.99
R-4 shares
2012		9.15	0 .11	0 .86	0 .97	(0 .15)	(0.03)	(0 .18)	9 .94
2011		9.14	0 .11	0 .18	0 .29	(0 .12)	(0.16)	(0 .28)	9 .15
2010		7.88	0 .09	1 .30	1 .39	(0 .13)	–	(0 .13)	9 .14
2009		7.00	0 .08	0 .92	1 .00	(0 .12)	–	(0 .12)	7 .88
2008	(d)	10 .00	–	(3 .00)	(3 .00)	–	–	–	7.00
R-5 shares
2012		9.17	0 .13	0 .86	0 .99	(0 .16)	(0.03)	(0 .19)	9 .97
2011		9.16	0 .12	0 .18	0 .30	(0 .13)	(0.16)	(0 .29)	9 .17
2010		7.90	0 .12	1 .28	1 .40	(0 .14)	–	(0 .14)	9 .16
2009		7.01	0 .07	0 .95	1 .02	(0 .13)	–	(0 .13)	7 .90
2008	(d)	10 .00	–	(2 .99)	(2 .99)	–	–	–	7.01

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income
		Period (in	to Average Net		to Average Net		Portfolio
Total Return		thousands)	Assets(b)		Assets		Turnover Rate

11.27%		$244,484	0.05	%(c)	1 .63%		8 .1%
3.57		154,522	0.06	(c)	1 .48		4 .5
18.22		105,004	0.08	(c)	1 .50		23 .8
15.09		53,836	0.10	(c)	0 .69		4 .8
(29.60	) (e)	4,518	0.17 (c)	,(f)	0 .37	(f)	16 .2	(f)

10.40		9,027	0.92		0 .85		8 .1
2.53		7,195	0.92	(c)	0 .70		4 .5
17.33		5,821	0.93	(c)	0 .65		23 .8
14.23		2,675	0.97	(c)	0 .18		4 .8
(30 .30	) (e)	350	1 .05 (c)	,(f)	(0 .50	) (f)	16 .2	(f)

10.53		6,674	0.79		0 .89		8 .1
2.73		4,130	0.79	(c)	0 .71		4 .5
17.42		2,780	0.80	(c)	0 .79		23 .8
14.32		1,160	0.84	(c)	0 .38		4 .8
(30 .20	) (e)	139	0 .92 (c)	,(f)	(0 .36	) (f)	16 .2	(f)

10.69		30,592	0.61		1 .32		8 .1
2.96		28,181	0.61	(c)	0 .96		4 .5
17.64		20,005	0.62	(c)	1 .16		23 .8
14.40		11,557	0.66	(c)	1 .21		4 .8
(30.10	) (e)	4,893	0.74 (c)	,(f)	(0 .13	) (f)	16 .2	(f)

10.90		29,088	0.42		1 .20		8 .1
3.10		16,819	0.42	(c)	1 .17		4 .5
17.84		12,730	0.43	(c)	1 .08		23 .8
14.68		5,832	0.47	(c)	1 .13		4 .8
(30.00	) (e)	1,991	0.55 (c)	,(f)	(0 .04	) (f)	16 .2	(f)

11.15		28,899	0.30		1 .36		8 .1
3.19		17,728	0.30	(c)	1 .26		4 .5
17.91		11,045	0.31	(c)	1 .45		23 .8
14.87		6,559	0.35	(c)	0 .95		4 .8
(29.90	) (e)	1,592	0.43 (c)	,(f)	0 .08	(f)	16 .2	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2050 FUND
Class J shares
2012	$10 .82	$0.13	$1 .02	$1 .15	($0 .16)	$–	($0 .16)	$11.81
2011	10.64	0 .11	0 .18	0 .29	(0 .11)	–	(0 .11)	10 .82
2010	9.17	0 .11	1 .50	1 .61	(0 .14)	–	(0 .14)	10 .64
2009	8.53	0 .12	1 .00	1 .12	(0 .12)	(0.36)	(0 .48)	9 .17
2008	15.04	0 .30	(6 .11)	(5 .81)	(0 .34)	(0.36)	(0 .70)	8 .53
Institutional shares
2012	11.05	0 .20	1 .04	1 .24	(0 .22)	–	(0 .22)	12 .07
2011	10.86	0 .18	0 .18	0 .36	(0 .17)	–	(0 .17)	11 .05
2010	9.34	0 .18	1 .53	1 .71	(0 .19)	–	(0 .19)	10 .86
2009	8.70	0 .16	1 .02	1 .18	(0 .18)	(0.36)	(0 .54)	9 .34
2008	15.32	0 .36	(6 .19)	(5 .83)	(0 .43)	(0.36)	(0 .79)	8 .70
R-1 shares
2012	10.91	0 .10	1 .03	1 .13	(0 .12)	–	(0 .12)	11 .92
2011	10.74	0 .08	0 .18	0 .26	(0 .09)	–	(0 .09)	10 .91
2010	9.26	0 .09	1 .52	1 .61	(0 .13)	–	(0 .13)	10 .74
2009	8.62	0 .08	1 .03	1 .11	(0 .11)	(0.36)	(0 .47)	9 .26
2008	15.19	0 .21	(6 .12)	(5 .91)	(0 .30)	(0.36)	(0 .66)	8 .62
R-2 shares
2012	10.92	0 .12	1 .03	1 .15	(0 .13)	–	(0 .13)	11 .94
2011	10.74	0 .10	0 .17	0 .27	(0 .09)	–	(0 .09)	10 .92
2010	9.26	0 .11	1 .50	1 .61	(0 .13)	–	(0 .13)	10 .74
2009	8.61	0 .11	1 .01	1 .12	(0 .11)	(0.36)	(0 .47)	9 .26
2008	15.17	0 .29	(6 .17)	(5 .88)	(0 .32)	(0.36)	(0 .68)	8 .61
R-3 shares
2012	10.95	0 .14	1 .01	1 .15	(0 .15)	–	(0 .15)	11 .95
2011	10.76	0 .11	0 .19	0 .30	(0 .11)	–	(0 .11)	10 .95
2010	9.27	0 .13	1 .51	1 .64	(0 .15)	–	(0 .15)	10 .76
2009	8.63	0 .12	1 .01	1 .13	(0 .13)	(0.36)	(0 .49)	9 .27
2008	15.20	0 .30	(6 .16)	(5 .86)	(0 .35)	(0.36)	(0 .71)	8 .63
R-4 shares
2012	10.99	0 .15	1 .03	1 .18	(0 .18)	–	(0 .18)	11 .99
2011	10.80	0 .13	0 .19	0 .32	(0 .13)	–	(0 .13)	10 .99
2010	9.30	0 .15	1 .51	1 .66	(0 .16)	–	(0 .16)	10 .80
2009	8.66	0 .13	1 .02	1 .15	(0 .15)	(0.36)	(0 .51)	9 .30
2008	15.25	0 .29	(6 .15)	(5 .86)	(0 .37)	(0.36)	(0 .73)	8 .66
R-5 shares
2012	11.01	0 .17	1 .04	1 .21	(0 .19)	–	(0 .19)	12 .03
2011	10.82	0 .16	0 .18	0 .34	(0 .15)	–	(0 .15)	11 .01
2010	9.32	0 .15	1 .52	1 .67	(0 .17)	–	(0 .17)	10 .82
2009	8.67	0 .13	1 .04	1 .17	(0 .16)	(0.36)	(0 .52)	9 .32
2008	15.28	0 .34	(6 .20)	(5 .86)	(0 .39)	(0.36)	(0 .75)	8 .67

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

10.84% (d)	$88,494	0.56%	0 .76%	1 .16%	10 .5%
2.74 (d)	67,553	0.58	0 .72	0 .98	15 .5
17.69 (d)	54,059	0.68	0 .74	1 .12	30 .1
14.26 (d)	37,434	0.78	0 .83	1 .54	15 .2
(40.35) (d)	30,460	0.77	–	2.46	6.8

11.45	1,031,138	0.04	–	1 .72	10 .5
3.30	829,516	0.04	–	1 .58	15 .5
18.51	788,351	0.04	–	1 .83	30 .1
14.95	629,384	0.10	–	2 .02	15 .2
(39.96)	415,945	0.13	–	2.95	6.8

10.49	17,885	0.91	–	0 .84	10 .5
2.38	14,614	0.92	–	0 .67	15 .5
17.49	13,401	0.92	–	0 .90	30 .1
14.01	9,869	0.97	–	1 .03	15 .2
(40.51)	5,320	1.01	–	1.71	6.8

10.64	21,922	0.78	–	1 .04	10 .5
2.52	20,121	0.79	–	0 .90	15 .5
17.55	24,165	0.79	–	1 .13	30 .1
14.17	20,114	0.84	–	1 .33	15 .2
(40.42)	13,857	0.88	–	2.39	6.8

10.73	52,457	0.60	–	1 .26	10 .5
2.79	46,829	0.61	–	0 .94	15 .5
17.82	42,918	0.61	–	1 .30	30 .1
14.36	35,212	0.66	–	1 .45	15 .2
(40.30)	22,153	0.70	–	2.44	6.8

10.91	57,975	0.41	–	1 .30	10 .5
2.96	45,442	0.42	–	1 .15	15 .5
18.05	39,183	0.42	–	1 .50	30 .1
14.55	33,076	0.47	–	1 .56	15 .2
(40.18)	18,841	0.51	–	2.40	6.8

11.19	90,201	0.29	–	1 .48	10 .5
3.08	72,123	0.30	–	1 .42	15 .5
18.11	71,470	0.30	–	1 .55	30 .1
14.78	58,596	0.35	–	1 .59	15 .2
(40.16)	31,835	0.39	–	2.78	6.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME 2055 FUND
Institutional shares
2012		$9 .22	$0 .14	$0 .87	$1 .01	($0 .17)	($0 .04)	($0 .21)	$10.02
2011		9.21	0 .13	0 .14	0 .27	(0 .13)	(0.13)	(0 .26)	9 .22
2010		7.93	0 .12	1 .31	1 .43	(0 .15)	–	(0 .15)	9 .21
2009		6.99	0 .06	1 .00	1 .06	(0 .12)	–	(0 .12)	7 .93
2008	(d)	10 .00	0 .02	(3 .03)	(3 .01)	–	–	–	6.99
R-1 shares
2012		9.01	0 .07	0 .85	0 .92	(0 .11)	(0.04)	(0 .15)	9 .78
2011		9.02	0 .04	0 .15	0 .19	(0 .07)	(0.13)	(0 .20)	9 .01
2010		7.80	0 .06	1 .27	1 .33	(0 .11)	–	(0 .11)	9 .02
2009		6.95	0 .02	0 .95	0 .97	(0 .12)	–	(0 .12)	7 .80
2008	(d)	10 .00	(0 .03)	(3 .02)	(3 .05)	–	–	–	6.95
R-2 shares
2012		9.02	0 .06	0 .87	0 .93	(0 .10)	(0.04)	(0 .14)	9 .81
2011		9.05	0 .07	0 .13	0 .20	(0 .10)	(0.13)	(0 .23)	9 .02
2010		7.82	0 .02	1 .33	1 .35	(0 .12)	–	(0 .12)	9 .05
2009		6.95	0 .03	0 .96	0 .99	(0 .12)	–	(0 .12)	7 .82
2008	(d)	10 .00	(0 .03)	(3 .02)	(3 .05)	–	–	–	6.95
R-3 shares
2012		9.08	0 .08	0 .87	0 .95	(0 .13)	(0.04)	(0 .17)	9 .86
2011		9.09	0 .08	0 .13	0 .21	(0 .09)	(0.13)	(0 .22)	9 .08
2010		7.85	0 .09	1 .28	1 .37	(0 .13)	–	(0 .13)	9 .09
2009		6.96	0 .02	0 .99	1 .01	(0 .12)	–	(0 .12)	7 .85
2008	(d)	10 .00	(0 .02)	(3 .02)	(3 .04)	–	–	–	6.96
R-4 shares
2012		9.12	0 .11	0 .86	0 .97	(0 .14)	(0.04)	(0 .18)	9 .91
2011		9.12	0 .09	0 .15	0 .24	(0 .11)	(0.13)	(0 .24)	9 .12
2010		7.88	0 .09	1 .29	1 .38	(0 .14)	–	(0 .14)	9 .12
2009		6.97	0 .02	1 .01	1 .03	(0 .12)	–	(0 .12)	7 .88
2008	(d)	10 .00	(0 .01)	(3 .02)	(3 .03)	–	–	–	6.97
R-5 shares
2012		9.15	0 .10	0 .87	0 .97	(0 .15)	(0.04)	(0 .19)	9 .93
2011		9.14	0 .11	0 .15	0 .26	(0 .12)	(0.13)	(0 .25)	9 .15
2010		7.89	0 .11	1 .28	1 .39	(0 .14)	–	(0 .14)	9 .14
2009		6.98	0 .09	0 .94	1 .03	(0 .12)	–	(0 .12)	7 .89
2008	(d)	10 .00	–	(3 .02)	(3 .02)	–	–	–	6.98

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income
		Period (in	to Average Net		to Average Net		Portfolio
Total Return		thousands)	Assets(b)		Assets		Turnover Rate

11.27%		$47,528	0.08	%(c)	1 .46%		15 .1%
2.97		26,746	0.08	(c)	1 .35		22 .5
18.18		17,421	0.08	(c)	1 .35		44 .0
15.43		8,036	0.08	(c)	0 .78		34 .0
(30.10	) (e)	937	0.17 (c)	,(f)	0 .28	(f)	194 .7	(f)

10.36		1,148	0.94	(c)	0 .79		15 .1
2.06		868	0.96	(c)	0 .48		22 .5
17.22		532	0.96	(c)	0 .76		44 .0
14.21		382	0.80	(c)	0 .29		34 .0
(30.50	) (e)	70	1.05 (c)	,(f)	(0 .54	) (f)	194 .7	(f)

10.43		715	0.81	(c)	0 .59		15 .1
2.16		345	0.83	(c)	0 .70		22 .5
17.38		398	0.83	(c)	0 .26		44 .0
14.50		71	0.70	(c)	0 .42		34 .0
(30.50	) (e)	14	0.92 (c)	,(f)	(0 .49	) (f)	194 .7	(f)

10.69		3,765	0.63	(c)	0 .83		15 .1
2.33		2,066	0.65	(c)	0 .82		22 .5
17.54		1,345	0.65	(c)	1 .12		44 .0
14.77		906	0.52	(c)	0 .33		34 .0
(30.40	) (e)	119	0.74 (c)	,(f)	(0 .30	) (f)	194 .7	(f)

10.89		3,511	0.44	(c)	1 .18		15 .1
2.61		2,397	0.46	(c)	0 .99		22 .5
17.64		1,477	0.46	(c)	1 .07		44 .0
15.04		764	0.23	(c)	0 .33		34 .0
(30.30	) (e)	28	0.55 (c)	,(f)	(0 .09	) (f)	194 .7	(f)

10.91		4,519	0.32	(c)	1 .07		15 .1
2.80		2,023	0.34	(c)	1 .17		22 .5
17.82		1,398	0.34	(c)	1 .30		44 .0
15.02		917	0.20	(c)	1 .27		34 .0
(30.20	) (e)	304	0.43 (c)	,(f)	0 .01	(f)	194 .7	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 29, 2008, date operations commenced, through October 31, 2008.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
2012	$10 .89	$0.21	$0 .64	$0 .85	($0 .27)	$–	($0 .27)	$11.47
2011	10.82	0 .30	0 .06	0 .36	(0 .29)	–	(0 .29)	10 .89
2010	9.84	0 .31	1 .00	1 .31	(0 .33)	–	(0 .33)	10 .82
2009	9.33	0 .26	0 .82	1 .08	(0 .44)	(0.13)	(0 .57)	9 .84
2008	12.81	0 .54	(3 .36)	(2 .82)	(0 .49)	(0.17)	(0 .66)	9 .33
Institutional shares
2012	10.96	0 .25	0 .66	0 .91	(0 .32)	–	(0 .32)	11 .55
2011	10.89	0 .35	0 .06	0 .41	(0 .34)	–	(0 .34)	10 .96
2010	9.91	0 .35	1 .01	1 .36	(0 .38)	–	(0 .38)	10 .89
2009	9.40	0 .30	0 .84	1 .14	(0 .50)	(0.13)	(0 .63)	9 .91
2008	12.92	0 .59	(3 .38)	(2 .79)	(0 .56)	(0.17)	(0 .73)	9 .40
R-1 shares
2012	10.87	0 .17	0 .63	0 .80	(0 .21)	–	(0 .21)	11 .46
2011	10.80	0 .25	0 .07	0 .32	(0 .25)	–	(0 .25)	10 .87
2010	9.86	0 .25	1 .00	1 .25	(0 .31)	–	(0 .31)	10 .80
2009	9.32	0 .22	0 .84	1 .06	(0 .39)	(0.13)	(0 .52)	9 .86
2008	12.81	0 .46	(3 .33)	(2 .87)	(0 .45)	(0.17)	(0 .62)	9 .32
R-2 shares
2012	10.89	0 .17	0 .64	0 .81	(0 .23)	–	(0 .23)	11 .47
2011	10.79	0 .27	0 .07	0 .34	(0 .24)	–	(0 .24)	10 .89
2010	9.83	0 .30	0 .96	1 .26	(0 .30)	–	(0 .30)	10 .79
2009	9.30	0 .23	0 .84	1 .07	(0 .41)	(0.13)	(0 .54)	9 .83
2008	12.79	0 .51	(3 .36)	(2 .85)	(0 .47)	(0.17)	(0 .64)	9 .30
R-3 shares
2012	10.83	0 .18	0 .66	0 .84	(0 .25)	–	(0 .25)	11 .42
2011	10.77	0 .28	0 .07	0 .35	(0 .29)	–	(0 .29)	10 .83
2010	9.81	0 .30	0 .98	1 .28	(0 .32)	–	(0 .32)	10 .77
2009	9.30	0 .25	0 .83	1 .08	(0 .44)	(0.13)	(0 .57)	9 .81
2008	12.79	0 .52	(3 .35)	(2 .83)	(0 .49)	(0.17)	(0 .66)	9 .30
R-4 shares
2012	10.87	0 .23	0 .62	0 .85	(0 .28)	–	(0 .28)	11 .44
2011	10.80	0 .30	0 .07	0 .37	(0 .30)	–	(0 .30)	10 .87
2010	9.83	0 .31	1 .00	1 .31	(0 .34)	–	(0 .34)	10 .80
2009	9.33	0 .26	0 .84	1 .10	(0 .47)	(0.13)	(0 .60)	9 .83
2008	12.83	0 .50	(3 .32)	(2 .82)	(0 .51)	(0.17)	(0 .68)	9 .33
R-5 shares
2012	10.93	0 .22	0 .66	0 .88	(0 .29)	–	(0 .29)	11 .52
2011	10.87	0 .32	0 .06	0 .38	(0 .32)	–	(0 .32)	10 .93
2010	9.89	0 .35	0 .98	1 .33	(0 .35)	–	(0 .35)	10 .87
2009	9.38	0 .28	0 .83	1 .11	(0 .47)	(0.13)	(0 .60)	9 .89
2008	12.89	0 .55	(3 .36)	(2 .81)	(0 .53)	(0.17)	(0 .70)	9 .38

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

8.05% (d)	$70,563	0.42%	0 .62%	1 .91%	31 .1%
3.45 (d)	64,917	0.44	0 .58	2 .79	19 .8
13.62 (d)	61,486	0.51	0 .57	3 .05	46 .9
12.58 (d)	55,434	0.62	0 .67	2 .91	35 .9
(23.13) (d)	60,289	0.60	–	4 .76	30 .7

8.52	551,533	0.04	–	2 .25	31 .1
3.88	468,065	0.04	–	3 .18	19 .8
14.08	459,110	0.04	–	3 .42	46 .9
13.23	365,053	0.10	–	3 .32	35 .9
(22.81)	287,888	0.13	–	5 .13	30 .7

7.55	10,740	0.92	–	1 .51	31 .1
3.00	11,393	0.92	–	2 .33	19 .8
13.03	11,735	0.92	–	2 .48	46 .9
12.25	8,850	0.98	–	2 .43	35 .9
(23.47)	6,026	1.01	–	4 .00	30 .7

7.63	11,148	0.79	–	1 .57	31 .1
3.20	11,365	0.79	–	2 .53	19 .8
13.15	16,425	0.79	–	3 .00	46 .9
12.47	19,416	0.85	–	2 .62	35 .9
(23.41)	17,792	0.88	–	4 .51	30 .7

7.97	39,193	0.61	–	1 .66	31 .1
3.30	32,636	0.61	–	2 .60	19 .8
13.43	31,798	0.61	–	2 .91	46 .9
12.59	26,642	0.67	–	2 .79	35 .9
(23.27)	24,573	0.70	–	4 .58	30 .7

8.01	24,227	0.42	–	2 .08	31 .1
3.51	28,249	0.42	–	2 .77	19 .8
13.73	27,722	0.42	–	3 .04	46 .9
12.80	23,304	0.48	–	2 .95	35 .9
(23.12)	16,933	0.51	–	4 .48	30 .7

8.26	43,874	0.30	–	2 .00	31 .1
3.54	38,375	0.30	–	2 .99	19 .8
13.86	37,720	0.30	–	3 .40	46 .9
12.89	38,223	0.36	–	3 .09	35 .9
(23.00)	33,264	0.39	–	4 .84	30 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

REAL ESTATE SECURITIES FUND
Class J shares
2012	$17 .05	$0 .18	$2 .04	$2 .22	($0 .13)	$–	($0 .13)	$19.14
2011	15.51	0 .05	1 .63	1 .68	(0 .14)	–	(0 .14)	17 .05
2010	11.38	0 .21	4 .15	4 .36	(0 .23)	–	(0 .23)	15 .51
2009	11.60	0 .25	(0 .21)	0 .04	(0 .26)	–	(0 .26)	11 .38
2008	24.61	0 .24	(7 .25)	(7 .01)	(0 .27)	(5.73)	(6 .00)	11 .60
Institutional shares
2012	17.41	0 .28	2 .07	2 .35	(0 .22)	–	(0 .22)	19 .54
2011	15.84	0 .14	1 .65	1 .79	(0 .22)	–	(0 .22)	17 .41
2010	11.62	0 .30	4 .23	4 .53	(0 .31)	–	(0 .31)	15 .84
2009	11.83	0 .31	(0 .20)	0 .11	(0 .32)	–	(0 .32)	11 .62
2008	24.96	0 .33	(7 .37)	(7 .04)	(0 .36)	(5.73)	(6 .09)	11 .83
R-1 shares
2012	17.25	0 .12	2 .06	2 .18	(0 .07)	–	(0 .07)	19 .36
2011	15.70	(0 .01)	1 .64	1 .63	(0 .08)	–	(0 .08)	17 .25
2010	11.52	0 .17	4 .20	4 .37	(0 .19)	–	(0 .19)	15 .70
2009	11.74	0 .22	(0 .20)	0 .02	(0 .24)	–	(0 .24)	11 .52
2008	24.82	0 .19	(7 .31)	(7 .12)	(0 .23)	(5.73)	(5 .96)	11 .74
R-2 shares
2012	16.82	0 .14	2 .01	2 .15	(0 .10)	–	(0 .10)	18 .87
2011	15.31	0 .01	1 .60	1 .61	(0 .10)	–	(0 .10)	16 .82
2010	11.24	0 .19	4 .09	4 .28	(0 .21)	–	(0 .21)	15 .31
2009	11.46	0 .24	(0 .20)	0 .04	(0 .26)	–	(0 .26)	11 .24
2008	24.39	0 .21	(7 .16)	(6 .95)	(0 .25)	(5.73)	(5 .98)	11 .46
R-3 shares
2012	17.11	0 .17	2 .05	2 .22	(0 .13)	–	(0 .13)	19 .20
2011	15.57	0 .04	1 .63	1 .67	(0 .13)	–	(0 .13)	17 .11
2010	11.42	0 .22	4 .17	4 .39	(0 .24)	–	(0 .24)	15 .57
2009	11.64	0 .26	(0 .21)	0 .05	(0 .27)	–	(0 .27)	11 .42
2008	24.67	0 .24	(7 .26)	(7 .02)	(0 .28)	(5.73)	(6 .01)	11 .64
R-4 shares
2012	16.98	0 .21	2 .02	2 .23	(0 .16)	–	(0 .16)	19 .05
2011	15.45	0 .07	1 .62	1 .69	(0 .16)	–	(0 .16)	16 .98
2010	11.34	0 .24	4 .13	4 .37	(0 .26)	–	(0 .26)	15 .45
2009	11.56	0 .27	(0 .20)	0 .07	(0 .29)	–	(0 .29)	11 .34
2008	24.54	0 .27	(7 .21)	(6 .94)	(0 .31)	(5.73)	(6 .04)	11 .56
R-5 shares
2012	17.00	0 .23	2 .03	2 .26	(0 .18)	–	(0 .18)	19 .08
2011	15.48	0 .09	1 .61	1 .70	(0 .18)	–	(0 .18)	17 .00
2010	11.36	0 .26	4 .14	4 .40	(0 .28)	–	(0 .28)	15 .48
2009	11.57	0 .28	(0 .19)	0 .09	(0 .30)	–	(0 .30)	11 .36
2008	24.56	0 .29	(7 .23)	(6 .94)	(0 .32)	(5.73)	(6 .05)	11 .57

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

13.06%	(c)	$143,101	1.36%	1 .55%	0 .99%	44 .6%
10.88	(c)	132,486	1.33	1 .47	0 .32	29 .3
38.58	(c)	128,423	1.44	1 .51	1 .52	52 .2
0.97	(c)	96,382	1.55	1 .60	2 .65	57 .3
(36.13	) (c)	107,631	1.43	–	1 .48	47 .2

13.55		897,798	0.86	–	1 .52	44 .6
11.39		1,252,657	0.85	–	0 .81	29 .3
39.37		1,303,556	0.85	–	2 .14	52 .2
1.74		1,137,929	0.85	–	3 .22	57 .3
(35.71)		894,685	0.84	–	2 .05	47 .2

12.63		7,692	1.71	–	0 .62	44 .6
10.44		6,951	1.71	–	(0 .05)	29 .3
38.22		6,794	1.71	–	1 .22	52 .2
0.82		4,205	1.72	–	2 .30	57 .3
(36.25)		2,945	1.72	–	1 .17	47 .2

12.76		15,354	1.58	–	0 .76	44 .6
10.56		13,043	1.58	–	0 .08	29 .3
38.36		14,881	1.58	–	1 .38	52 .2
0.95		11,684	1.59	–	2 .56	57 .3
(36.18)		11,889	1.59	–	1 .31	47 .2

12.97		48,924	1.40	–	0 .94	44 .6
10.77		39,405	1.40	–	0 .25	29 .3
38.69		39,463	1.40	–	1 .58	52 .2
1.12		32,669	1.41	–	2 .70	57 .3
(36.08)		28,885	1.41	–	1 .48	47 .2

13.16		40,509	1.21	–	1 .13	44 .6
11.02		32,332	1.21	–	0 .42	29 .3
38.89		23,587	1.21	–	1 .73	52 .2
1.32		14,963	1.22	–	2 .85	57 .3
(35.94)		12,277	1.22	–	1 .67	47 .2

13.33		107,275	1.09	–	1 .26	44 .6
11.07		95,630	1.09	–	0 .53	29 .3
39.05		59,168	1.09	–	1 .91	52 .2
1.52		52,653	1.10	–	2 .90	57 .3
(35.89)		40,951	1.10	–	1 .81	47 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SAM BALANCED PORTFOLIO
Class J shares
2012	$12 .37	$0.25	$1 .00	$1 .25	($0 .26)	$–	($0 .26)	$13.36
2011	12.16	0 .26	0 .23	0 .49	(0 .28)	–	(0 .28)	12 .37
2010	10.76	0 .23	1 .43	1 .66	(0 .26)	–	(0 .26)	12 .16
2009	10.64	0 .24	1 .07	1 .31	(0 .28)	(0.91)	(1 .19)	10 .76
2008	15.90	0 .26	(4 .28)	(4 .02)	(0 .47)	(0.77)	(1 .24)	10 .64
Institutional shares
2012	12.52	0 .27	1 .05	1 .32	(0 .30)	–	(0 .30)	13 .54
2011	12.31	0 .31	0 .23	0 .54	(0 .33)	–	(0 .33)	12 .52
2010	10.88	0 .28	1 .46	1 .74	(0 .31)	–	(0 .31)	12 .31
2009	10.74	0 .30	1 .07	1 .37	(0 .32)	(0.91)	(1 .23)	10 .88
2008	16.03	0 .42	(4 .39)	(3 .97)	(0 .55)	(0.77)	(1 .32)	10 .74
R-1 shares
2012	12.50	0 .20	1 .00	1 .20	(0 .19)	–	(0 .19)	13 .51
2011	12.29	0 .21	0 .22	0 .43	(0 .22)	–	(0 .22)	12 .50
2010	10.86	0 .19	1 .45	1 .64	(0 .21)	–	(0 .21)	12 .29
2009	10.73	0 .21	1 .08	1 .29	(0 .25)	(0.91)	(1 .16)	10 .86
2008	16.03	0 .20	(4 .30)	(4 .10)	(0 .43)	(0.77)	(1 .20)	10 .73
R-2 shares
2012	12.48	0 .20	1 .01	1 .21	(0 .21)	–	(0 .21)	13 .48
2011	12.27	0 .22	0 .22	0 .44	(0 .23)	–	(0 .23)	12 .48
2010	10.86	0 .18	1 .47	1 .65	(0 .24)	–	(0 .24)	12 .27
2009	10.73	0 .21	1 .09	1 .30	(0 .26)	(0.91)	(1 .17)	10 .86
2008	16.03	0 .28	(4 .36)	(4 .08)	(0 .45)	(0.77)	(1 .22)	10 .73
R-3 shares
2012	12.50	0 .22	1 .01	1 .23	(0 .23)	–	(0 .23)	13 .50
2011	12.29	0 .25	0 .22	0 .47	(0 .26)	–	(0 .26)	12 .50
2010	10.87	0 .22	1 .45	1 .67	(0 .25)	–	(0 .25)	12 .29
2009	10.73	0 .26	1 .07	1 .33	(0 .28)	(0.91)	(1 .19)	10 .87
2008	16.03	0 .30	(4 .36)	(4 .06)	(0 .47)	(0.77)	(1 .24)	10 .73
R-4 shares
2012	12.52	0 .23	1 .03	1 .26	(0 .26)	–	(0 .26)	13 .52
2011	12.31	0 .25	0 .24	0 .49	(0 .28)	–	(0 .28)	12 .52
2010	10.88	0 .23	1 .47	1 .70	(0 .27)	–	(0 .27)	12 .31
2009	10.74	0 .25	1 .09	1 .34	(0 .29)	(0.91)	(1 .20)	10 .88
2008	16.04	0 .42	(4 .45)	(4 .03)	(0 .50)	(0.77)	(1 .27)	10 .74
R-5 shares
2012	12.52	0 .25	1 .02	1 .27	(0 .27)	–	(0 .27)	13 .52
2011	12.31	0 .26	0 .24	0 .50	(0 .29)	–	(0 .29)	12 .52
2010	10.88	0 .27	1 .45	1 .72	(0 .29)	–	(0 .29)	12 .31
2009	10.74	0 .26	1 .09	1 .35	(0 .30)	(0.91)	(1 .21)	10 .88
2008	16.03	0 .30	(4 .31)	(4 .01)	(0 .51)	(0.77)	(1 .28)	10 .74

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

10.24% (d)	$675,382	0.68%	0 .88%	1 .92%	9 .6%
4.03 (d)	514,475	0.73	0 .87	2 .11	29 .6
15.59 (d)	396,058	0.85	0 .92	1 .98	13 .2
14.31 (d)	217,421	0.95	1 .13	2 .46	5 .1
(27.20) (d)	58,350	0.95	–	2 .00	34 .8

10.71	612,372	0.35	0 .35	2 .06	9 .6
4.36	227,083	0.36	0 .36	2 .44	29 .6
16.23	122,317	0.38	0 .38	2 .43	13 .2
14.89	65,662	0.39	0 .42	2 .99	5 .1
(26.71)	21,448	0.33	–	3 .14	34 .8

9.67	4,166	1.22	–	1.52	9.6
3.48	5,207	1.22	–	1 .65	29 .6
15.28	4,716	1.23	–	1 .63	13 .2
13.94	3,442	1.24	–	2.14	5.1
(27.41)	1,064	1.21	–	1 .57	34 .8

9.83	9,131	1.09	–	1.50	9.6
3.62	6,834	1.09	–	1 .72	29 .6
15.40	4,134	1.10	–	1 .56	13 .2
14.07	907	1.11	–	2.07	5.1
(27.32)	146	1.08	–	2 .19	34 .8

9.99	43,574	0.91	–	1.65	9.6
3.84	26,556	0.91	–	1 .94	29 .6
15.55	17,127	0.92	–	1 .94	13 .2
14.36	10,185	0.93	–	2.59	5.1
(27.19)	3,627	0.90	–	2 .28	34 .8

10.16	31,774	0.72	–	1.77	9.6
4.01	19,290	0.72	–	2 .00	29 .6
15.80	8,067	0.73	–	2 .02	13 .2
14.53	5,895	0.74	–	2.45	5.1
(27.04)	1,874	0.71	–	3 .16	34 .8

10.29	69,681	0.60	–	1.94	9.6
4.11	39,852	0.60	–	2 .08	29 .6
15.97	21,643	0.61	–	2 .31	13 .2
14.64	13,328	0.62	–	2.61	5.1
(26.90)	3,691	0.59	–	2 .50	34 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
2012	$10 .46	$0.26	$0 .69	$0 .95	($0 .26)	($0 .05)	($0 .31)	$11.10
2011	10.36	0 .29	0 .10	0 .39	(0 .29)	–	(0 .29)	10 .46
2010	9.39	0 .27	0 .99	1 .26	(0 .29)	–	(0 .29)	10 .36
2009	8.77	0 .28	1 .01	1 .29	(0 .30)	(0.37)	(0 .67)	9 .39
2008	11.86	0 .29	(2 .56)	(2 .27)	(0 .41)	(0.41)	(0 .82)	8 .77
Institutional shares
2012	10.48	0 .29	0 .71	1 .00	(0 .30)	(0.05)	(0 .35)	11 .13
2011	10.39	0 .32	0 .10	0 .42	(0 .33)	–	(0 .33)	10 .48
2010	9.41	0 .31	1 .00	1 .31	(0 .33)	–	(0 .33)	10 .39
2009	8.78	0 .34	1 .00	1 .34	(0 .34)	(0.37)	(0 .71)	9 .41
2008	11.87	0 .35	(2 .55)	(2 .20)	(0 .48)	(0.41)	(0 .89)	8 .78
R-1 shares
2012	10.45	0 .21	0 .70	0 .91	(0 .21)	(0.05)	(0 .26)	11 .10
2011	10.36	0 .24	0 .09	0 .33	(0 .24)	–	(0 .24)	10 .45
2010	9.39	0 .22	1 .01	1 .23	(0 .26)	–	(0 .26)	10 .36
2009	8.78	0 .26	0 .99	1 .25	(0 .27)	(0.37)	(0 .64)	9 .39
2008	11.86	0 .28	(2 .56)	(2 .28)	(0 .39)	(0.41)	(0 .80)	8 .78
R-2 shares
2012	10.50	0 .23	0 .69	0 .92	(0 .22)	(0.05)	(0 .27)	11 .15
2011	10.39	0 .26	0 .09	0 .35	(0 .24)	–	(0 .24)	10 .50
2010	9.42	0 .23	1 .01	1 .24	(0 .27)	–	(0 .27)	10 .39
2009	8.78	0 .26	1 .02	1 .28	(0 .27)	(0.37)	(0 .64)	9 .42
2008	11.86	0 .28	(2 .55)	(2 .27)	(0 .40)	(0.41)	(0 .81)	8 .78
R-3 shares
2012	10.47	0 .24	0 .70	0 .94	(0 .24)	(0.05)	(0 .29)	11 .12
2011	10.38	0 .27	0 .10	0 .37	(0 .28)	–	(0 .28)	10 .47
2010	9.40	0 .27	0 .99	1 .26	(0 .28)	–	(0 .28)	10 .38
2009	8.78	0 .28	1 .01	1 .29	(0 .30)	(0.37)	(0 .67)	9 .40
2008	11.87	0 .36	(2 .62)	(2 .26)	(0 .42)	(0.41)	(0 .83)	8 .78
R-4 shares
2012	10.48	0 .24	0 .72	0 .96	(0 .26)	(0.05)	(0 .31)	11 .13
2011	10.38	0 .30	0 .09	0 .39	(0 .29)	–	(0 .29)	10 .48
2010	9.40	0 .29	0 .99	1 .28	(0 .30)	–	(0 .30)	10 .38
2009	8.78	0 .30	1 .00	1 .30	(0 .31)	(0.37)	(0 .68)	9 .40
2008	11.86	0 .41	(2 .64)	(2 .23)	(0 .44)	(0.41)	(0 .85)	8 .78
R-5 shares
2012	10.48	0 .27	0 .70	0 .97	(0 .27)	(0.05)	(0 .32)	11 .13
2011	10.38	0 .28	0 .13	0 .41	(0 .31)	–	(0 .31)	10 .48
2010	9.41	0 .29	0 .99	1 .28	(0 .31)	–	(0 .31)	10 .38
2009	8.78	0 .32	1 .00	1 .32	(0 .32)	(0.37)	(0 .69)	9 .41
2008	11.86	0 .34	(2 .56)	(2 .22)	(0 .45)	(0.41)	(0 .86)	8 .78

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

9.31% (d)	$340,861	0.69%	0 .88%	2 .42%	6 .8%
3.82 (d)	237,106	0.73	0 .88	2 .72	21 .4
13.60 (d)	175,583	0.84	0 .91	2 .72	11 .4
15.91 (d)	94,045	0.95	1 .13	3 .25	9 .2
(20.34) (d)	26,828	0.95	–	2 .85	27 .7

9.74	236,776	0.35	0 .35	2 .64	6 .8
4.08	92,804	0.37	0 .37	3 .06	21 .4
14.18	60,420	0.39	0 .39	3 .18	11 .4
16.57	36,114	0.39	0 .44	3 .89	9 .2
(19.83)	16,825	0.33	–	3 .41	27 .7

8.86	3,753	1.22	–	1.94	6.8
3.23	3,256	1.22	–	2 .24	21 .4
13.27	2,580	1.23	–	2 .25	11 .4
15.47	983	1.24	–	2.98	9.2
(20.46)	285	1.21	–	2 .70	27 .7

8.92	2,532	1.09	–	2.17	6.8
3.43	3,083	1.09	–	2 .43	21 .4
13.32	4,251	1.10	–	2 .29	11 .4
15.74	1,167	1.11	–	2.99	9.2
(20.36)	545	1.08	–	2 .67	27 .7

9.18	22,210	0.91	–	2.20	6.8
3.57	15,468	0.91	–	2 .52	21 .4
13.63	8,726	0.92	–	2 .69	11 .4
15.90	5,014	0.93	–	3.18	9.2
(20.28)	1,059	0.90	–	3 .43	27 .7

9.39	11,581	0.72	–	2.26	6.8
3.83	4,674	0.72	–	2 .81	21 .4
13.82	4,294	0.73	–	2 .90	11 .4
16.04	3,438	0.74	–	3.43	9.2
(20.06)	1,413	0.71	–	3 .85	27 .7

9.49	18,477	0.60	–	2.46	6.8
3.96	11,243	0.60	–	2 .67	21 .4
13.86	4,233	0.61	–	2 .98	11 .4
16.29	1,605	0.62	–	3.68	9.2
(19.96)	879	0.59	–	3 .49	27 .7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
2012	$13 .15	$0.17	$1 .25	$1 .42	($0 .21)	$–	($0 .21)	$14.36
2011	12.81	0 .18	0 .35	0 .53	(0 .19)	–	(0 .19)	13 .15
2010	11.12	0 .14	1 .74	1 .88	(0 .19)	–	(0 .19)	12 .81
2009	11.39	0 .17	0 .94	1 .11	(0 .23)	(1.15)	(1 .38)	11 .12
2008	18.75	0 .17	(6 .03)	(5 .86)	(0 .42)	(1.08)	(1 .50)	11 .39
Institutional shares
2012	13.29	0 .20	1 .28	1 .48	(0 .25)	–	(0 .25)	14 .52
2011	12.94	0 .23	0 .36	0 .59	(0 .24)	–	(0 .24)	13 .29
2010	11.22	0 .20	1 .75	1 .95	(0 .23)	–	(0 .23)	12 .94
2009	11.45	0 .21	0 .98	1 .19	(0 .27)	(1.15)	(1 .42)	11 .22
2008	18.85	0 .25	(6 .05)	(5 .80)	(0 .52)	(1.08)	(1 .60)	11 .45
R-1 shares
2012	13.07	0 .12	1 .23	1 .35	(0 .13)	–	(0 .13)	14 .29
2011	12.76	0 .12	0 .33	0 .45	(0 .14)	–	(0 .14)	13 .07
2010	11.09	0 .09	1 .74	1 .83	(0 .16)	–	(0 .16)	12 .76
2009	11.36	0 .14	0 .95	1 .09	(0 .21)	(1.15)	(1 .36)	11 .09
2008	18.72	0 .10	(6 .01)	(5 .91)	(0 .37)	(1.08)	(1 .45)	11 .36
R-2 shares
2012	13.08	0 .12	1 .24	1 .36	(0 .15)	–	(0 .15)	14 .29
2011	12.77	0 .13	0 .34	0 .47	(0 .16)	–	(0 .16)	13 .08
2010	11.09	0 .10	1 .75	1 .85	(0 .17)	–	(0 .17)	12 .77
2009	11.37	0 .15	0 .95	1 .10	(0 .23)	(1.15)	(1 .38)	11 .09
2008	18.74	0 .25	(6 .14)	(5 .89)	(0 .40)	(1.08)	(1 .48)	11 .37
R-3 shares
2012	13.15	0 .15	1 .24	1 .39	(0 .19)	–	(0 .19)	14 .35
2011	12.83	0 .18	0 .32	0 .50	(0 .18)	–	(0 .18)	13 .15
2010	11.15	0 .14	1 .74	1 .88	(0 .20)	–	(0 .20)	12 .83
2009	11.40	0 .15	0 .98	1 .13	(0 .23)	(1.15)	(1 .38)	11 .15
2008	18.77	0 .27	(6 .13)	(5 .86)	(0 .43)	(1.08)	(1 .51)	11 .40
R-4 shares
2012	13.24	0 .16	1 .27	1 .43	(0 .21)	–	(0 .21)	14 .46
2011	12.90	0 .17	0 .37	0 .54	(0 .20)	–	(0 .20)	13 .24
2010	11.19	0 .15	1 .75	1 .90	(0 .19)	–	(0 .19)	12 .90
2009	11.41	0 .17	0 .99	1 .16	(0 .23)	(1.15)	(1 .38)	11 .19
2008	18.79	0 .42	(6 .26)	(5 .84)	(0 .46)	(1.08)	(1 .54)	11 .41
R-5 shares
2012	13.21	0 .18	1 .26	1 .44	(0 .22)	–	(0 .22)	14 .43
2011	12.87	0 .16	0 .39	0 .55	(0 .21)	–	(0 .21)	13 .21
2010	11.17	0 .18	1 .74	1 .92	(0 .22)	–	(0 .22)	12 .87
2009	11.42	0 .19	0 .97	1 .16	(0 .26)	(1.15)	(1 .41)	11 .17
2008	18.81	0 .10	(5 .93)	(5 .83)	(0 .48)	(1.08)	(1 .56)	11 .42

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

10.94% (d)	$313,149	0.70%	0 .90%	1 .26%	13 .1%
4.10 (d)	234,693	0.74	0 .88	1 .33	31 .9
17.07 (d)	181,273	0.85	0 .92	1 .16	15 .4
12.01 (d)	108,969	0.95	1 .12	1 .65	4 .2
(33.82) (d)	37,408	0.95	–	1 .20	32 .4

11.37	401,459	0.34	0 .34	1 .40	13 .1
4.51	146,347	0.35	0 .35	1 .68	31 .9
17.60	94,846	0.38	0 .38	1 .63	15 .4
12.76	54,041	0.39	0 .42	2 .10	4 .2
(33.43)	16,776	0.33	–	1 .72	32 .4

10.40	3,657	1.21	–	0 .86	13 .1
3.52	3,541	1.22	–	0 .92	31 .9
16.63	3,766	1.23	–	0 .75	15 .4
11.80	2,213	1.24	–	1.44	4.2
(34.04)	1,078	1.21	–	0 .72	32 .4

10.54	5,916	1.08	–	0 .90	13 .1
3.67	5,411	1.09	–	0 .99	31 .9
16.80	5,194	1.10	–	0 .82	15 .4
11.95	2,476	1.11	–	1.54	4.2
(33.97)	939	1.08	–	1 .71	32 .4

10.76	17,863	0.90	–	1 .06	13 .1
3.86	12,199	0.91	–	1 .36	31 .9
16.98	10,094	0.92	–	1 .14	15 .4
12.11	7,308	0.93	–	1.43	4.2
(33.80)	1,487	0.90	–	1 .85	32 .4

10.96	15,442	0.71	–	1 .15	13 .1
4.14	10,662	0.72	–	1 .29	31 .9
17.16	7,704	0.73	–	1 .23	15 .4
12.40	6,393	0.74	–	1.66	4.2
(33.69)	2,352	0.71	–	2 .75	32 .4

11.10	47,638	0.59	–	1 .32	13 .1
4.23	31,447	0.60	–	1 .18	31 .9
17.35	12,668	0.61	–	1 .47	15 .4
12.53	8,327	0.62	–	1.84	4.2
(33.62)	3,708	0.59	–	0 .83	32 .4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
2012	$11 .25	$0.35	$0 .68	$1 .03	($0 .35)	($0 .02)	($0 .37)	$11.91
2011	11.24	0 .38	0 .02	0 .40	(0 .39)	–	(0 .39)	11 .25
2010	10.39	0 .35	0 .90	1 .25	(0 .40)	–	(0 .40)	11 .24
2009	9.46	0 .38	1 .19	1 .57	(0 .40)	(0.24)	(0 .64)	10 .39
2008	11.89	0 .37	(2 .10)	(1 .73)	(0 .43)	(0.27)	(0 .70)	9 .46
Institutional shares
2012	11.29	0 .39	0 .69	1 .08	(0 .39)	(0.02)	(0 .41)	11 .96
2011	11.28	0 .42	0 .02	0 .44	(0 .43)	–	(0 .43)	11 .29
2010	10.42	0 .41	0 .91	1 .32	(0 .46)	–	(0 .46)	11 .28
2009	9.48	0 .44	1 .18	1 .62	(0 .44)	(0.24)	(0 .68)	10 .42
2008	11.90	0 .42	(2 .07)	(1 .65)	(0 .50)	(0.27)	(0 .77)	9 .48
R-1 shares
2012	11.25	0 .30	0 .68	0 .98	(0 .29)	(0.02)	(0 .31)	11 .92
2011	11.25	0 .33	0 .01	0 .34	(0 .34)	–	(0 .34)	11 .25
2010	10.39	0 .32	0 .91	1 .23	(0 .37)	–	(0 .37)	11 .25
2009	9.47	0 .36	1 .17	1 .53	(0 .37)	(0.24)	(0 .61)	10 .39
2008	11.89	0 .34	(2 .08)	(1 .74)	(0 .41)	(0.27)	(0 .68)	9 .47
R-2 shares
2012	11.27	0 .31	0 .68	0 .99	(0 .30)	(0.02)	(0 .32)	11 .94
2011	11.27	0 .35	–	0 .35	(0 .35)	–	(0 .35)	11 .27
2010	10.41	0 .33	0 .91	1 .24	(0 .38)	–	(0 .38)	11 .27
2009	9.48	0 .37	1 .17	1 .54	(0 .37)	(0.24)	(0 .61)	10 .41
2008	11.90	0 .40	(2 .13)	(1 .73)	(0 .42)	(0.27)	(0 .69)	9 .48
R-3 shares
2012	11.27	0 .33	0 .68	1 .01	(0 .32)	(0.02)	(0 .34)	11 .94
2011	11.27	0 .37	–	0 .37	(0 .37)	–	(0 .37)	11 .27
2010	10.41	0 .36	0 .90	1 .26	(0 .40)	–	(0 .40)	11 .27
2009	9.47	0 .38	1 .19	1 .57	(0 .39)	(0.24)	(0 .63)	10 .41
2008	11.90	0 .42	(2 .14)	(1 .72)	(0 .44)	(0.27)	(0 .71)	9 .47
R-4 shares
2012	11.28	0 .35	0 .69	1 .04	(0 .35)	(0.02)	(0 .37)	11 .95
2011	11.27	0 .38	0 .02	0 .40	(0 .39)	–	(0 .39)	11 .28
2010	10.41	0 .37	0 .91	1 .28	(0 .42)	–	(0 .42)	11 .27
2009	9.47	0 .40	1 .19	1 .59	(0 .41)	(0.24)	(0 .65)	10 .41
2008	11.89	0 .46	(2 .15)	(1 .69)	(0 .46)	(0.27)	(0 .73)	9 .47
R-5 shares
2012	11.28	0 .36	0 .68	1 .04	(0 .36)	(0.02)	(0 .38)	11 .94
2011	11.27	0 .39	0 .03	0 .42	(0 .41)	–	(0 .41)	11 .28
2010	10.41	0 .40	0 .89	1 .29	(0 .43)	–	(0 .43)	11 .27
2009	9.47	0 .41	1 .19	1 .60	(0 .42)	(0.24)	(0 .66)	10 .41
2008	11.89	0 .44	(2 .12)	(1 .68)	(0 .47)	(0.27)	(0 .74)	9 .47

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

9.27% (d)	$423,411	0.69%	0 .89%	3 .05%	5 .5%
3.61 (d)	272,865	0.75	0 .89	3 .37	19 .6
12.29 (d)	151,199	0.90	0 .98	3 .25	9 .5
17.52 (d)	52,672	0.95	1 .23	3 .91	11 .4
(15.33) (d)	9,523	0.95	–	3 .47	35 .1

9.68	168,309	0.36	0 .36	3 .30	5 .5
3.96	58,782	0.39	0 .39	3 .71	19 .6
12.91	37,271	0.40	0 .43	3 .79	9 .5
18.12	18,965	0.39	0 .58	4 .50	11 .4
(14.69)	4,929	0.33	–	3 .85	35 .1

8.78	820	1.21	–	2.58	5.5
3.02	801	1.22	–	2 .95	19 .6
12.01	908	1.23	–	2.97	9.5
17.06	377	1.24	–	3 .70	11 .4
(15.45)	104	1.21	–	3 .19	35 .1

8.90	1,767	1.08	–	2.67	5.5
3.16	1,312	1.09	–	3 .04	19 .6
12.15	955	1.10	–	3.05	9.5
17.19	332	1.11	–	3 .83	11 .4
(15.33)	114	1.08	–	3 .68	35 .1

9.11	8,821	0.90	–	2.85	5.5
3.35	6,181	0.91	–	3 .30	19 .6
12.34	5,283	0.92	–	3.31	9.5
17.56	2,547	0.93	–	3 .88	11 .4
(15.27)	569	0.90	–	3 .85	35 .1

9.31	6,962	0.71	–	3.01	5.5
3.62	4,365	0.72	–	3 .37	19 .6
12.54	2,535	0.73	–	3.40	9.5
17.74	1,065	0.74	–	4 .15	11 .4
(15.04)	528	0.71	–	4 .17	35 .1

9.35	12,966	0.59	–	3.08	5.5
3.74	4,862	0.60	–	3 .47	19 .6
12.69	3,039	0.61	–	3.68	9.5
17.87	1,683	0.62	–	4 .21	11 .4
(14.93)	562	0.59	–	4 .17	35 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
2012	$14 .28	$0.12	$1 .48	$1 .60	($0 .13)	$–	($0 .13)	$15.75
2011	13.85	0 .10	0 .46	0 .56	(0 .13)	–	(0 .13)	14 .28
2010	11.88	0 .10	2 .02	2 .12	(0 .15)	–	(0 .15)	13 .85
2009	12.05	0 .14	0 .94	1 .08	(0 .09)	(1.16)	(1 .25)	11 .88
2008	20.94	0 .10	(7 .43)	(7 .33)	(0 .41)	(1.15)	(1 .56)	12 .05
Institutional shares
2012	14.40	0 .14	1 .53	1 .67	(0 .18)	–	(0 .18)	15 .89
2011	13.97	0 .15	0 .47	0 .62	(0 .19)	–	(0 .19)	14 .40
2010	11.97	0 .16	2 .04	2 .20	(0 .20)	–	(0 .20)	13 .97
2009	12.12	0 .18	0 .97	1 .15	(0 .14)	(1.16)	(1 .30)	11 .97
2008	21.04	0 .26	(7 .50)	(7 .24)	(0 .53)	(1.15)	(1 .68)	12 .12
R-1 shares
2012	14.18	0 .06	1 .46	1 .52	(0 .05)	–	(0 .05)	15 .65
2011	13.78	0 .05	0 .43	0 .48	(0 .08)	–	(0 .08)	14 .18
2010	11.84	0 .05	2 .02	2 .07	(0 .13)	–	(0 .13)	13 .78
2009	12.02	0 .10	0 .95	1 .05	(0 .07)	(1.16)	(1 .23)	11 .84
2008	20.90	0 .10	(7 .46)	(7 .36)	(0 .37)	(1.15)	(1 .52)	12 .02
R-2 shares
2012	14.22	0 .05	1 .49	1 .54	(0 .08)	–	(0 .08)	15 .68
2011	13.83	0 .04	0 .47	0 .51	(0 .12)	–	(0 .12)	14 .22
2010	11.88	0 .05	2 .04	2 .09	(0 .14)	–	(0 .14)	13 .83
2009	12.03	0 .13	0 .94	1 .07	(0 .06)	(1.16)	(1 .22)	11 .88
2008	20.92	0 .08	(7 .43)	(7 .35)	(0 .39)	(1.15)	(1 .54)	12 .03
R-3 shares
2012	14.25	0 .08	1 .49	1 .57	(0 .10)	–	(0 .10)	15 .72
2011	13.85	0 .07	0 .46	0 .53	(0 .13)	–	(0 .13)	14 .25
2010	11.89	0 .09	2 .03	2 .12	(0 .16)	–	(0 .16)	13 .85
2009	12.06	0 .12	0 .96	1 .08	(0 .09)	(1.16)	(1 .25)	11 .89
2008	20.95	0 .26	(7 .57)	(7 .31)	(0 .43)	(1.15)	(1 .58)	12 .06
R-4 shares
2012	14.34	0 .11	1 .50	1 .61	(0 .14)	–	(0 .14)	15 .81
2011	13.92	0 .09	0 .47	0 .56	(0 .14)	–	(0 .14)	14 .34
2010	11.92	0 .11	2 .04	2 .15	(0 .15)	–	(0 .15)	13 .92
2009	12.07	0 .14	0 .97	1 .11	(0 .10)	(1.16)	(1 .26)	11 .92
2008	20.98	0 .38	(7 .68)	(7 .30)	(0 .46)	(1.15)	(1 .61)	12 .07
R-5 shares
2012	14.30	0 .12	1 .50	1 .62	(0 .14)	–	(0 .14)	15 .78
2011	13.89	0 .07	0 .50	0 .57	(0 .16)	–	(0 .16)	14 .30
2010	11.92	0 .14	2 .02	2 .16	(0 .19)	–	(0 .19)	13 .89
2009	12.09	0 .17	0 .95	1 .12	(0 .13)	(1.16)	(1 .29)	11 .92
2008	21.00	0 .09	(7 .37)	(7 .28)	(0 .48)	(1.15)	(1 .63)	12 .09

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

11.28% (d)	$185,076	0.73%	0 .92%	0 .77%	13 .6%
4.03 (d)	152,460	0.76	0 .90	0 .70	37 .7
17.98 (d)	124,141	0.88	0 .95	0 .76	15 .6
10.90 (d)	82,014	0.95	1 .12	1 .33	3 .7
(37.62) (d)	40,275	0.95	–	0 .66	32 .5

11.74	199,595	0.36	0 .36	0 .88	13 .6
4.40	72,005	0.37	0 .37	1 .05	37 .7
18.53	46,704	0.40	0 .40	1 .23	15 .6
11.51	27,844	0.39	0 .48	1 .66	3 .7
(37.19)	9,008	0.33	–	1 .64	32 .5

10.74	2,904	1.22	–	0 .41	13 .6
3.49	3,184	1.22	–	0 .34	37 .7
17.54	3,515	1.23	–	0 .41	15 .6
10.59	2,477	1.24	–	0.91	3.7
(37.80)	988	1.21	–	0 .65	32 .5

10.88	2,597	1.09	–	0 .31	13 .6
3.66	2,097	1.09	–	0 .25	37 .7
17.74	1,449	1.10	–	0 .42	15 .6
10.75	508	1.11	–	1.21	3.7
(37.73)	290	1.08	–	0 .52	32 .5

11.13	13,780	0.91	–	0 .56	13 .6
3.81	9,964	0.91	–	0 .48	37 .7
17.91	6,761	0.92	–	0 .72	15 .6
10.89	4,093	0.93	–	1.15	3.7
(37.56)	1,011	0.90	–	1 .60	32 .5

11.33	6,644	0.72	–	0 .70	13 .6
4.04	4,660	0.72	–	0 .63	37 .7
18.17	2,638	0.73	–	0 .85	15 .6
11.12	2,638	0.74	–	1.33	3.7
(37.49)	1,134	0.71	–	2 .27	32 .5

11.48	18,765	0.60	–	0 .81	13 .6
4.10	12,656	0.60	–	0 .51	37 .7
18.27	4,517	0.61	–	1 .11	15 .6
11.27	1,324	0.62	–	1.60	3.7
(37.37)	1,077	0.59	–	0 .65	32 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

SHORT-TERM INCOME FUND(c)
Class J shares
2012		$11 .96	$0 .20	$0 .31	$0 .51	($0 .19)	($0 .19)	$12 .28	4 .29%	(d)
2011		12 .17	0 .24	(0 .19)	0 .05	(0 .26)	(0 .26)	11 .96	0 .43	(d)
2010	(e)	12 .00	0 .08	0 .16	0 .24	(0 .07)	(0 .07)	12 .17	2 .04 (d)	,(f)
Institutional shares
2012		11 .96	0 .25	0 .32	0 .57	(0 .25)	(0 .25)	12 .28	4 .79
2011		12 .16	0 .31	(0 .18)	0 .13	(0 .33)	(0 .33)	11 .96	1 .05
2010		11 .84	0 .36	0 .32	0 .68	(0 .36)	(0 .36)	12 .16	5 .82
2009		11 .17	0 .46	0 .67	1 .13	(0 .46)	(0 .46)	11 .84	10 .35
2008		11 .60	0 .48	(0 .43)	0 .05	(0 .48)	(0 .48)	11 .17	0 .40
R-1 shares
2012		11 .96	0 .15	0 .32	0 .47	(0 .15)	(0 .15)	12 .28	3 .92
2011		12 .17	0 .21	(0 .19)	0 .02	(0 .23)	(0 .23)	11 .96	0 .14
2010	(e)	12 .00	0 .07	0 .17	0 .24	(0 .07)	(0 .07)	12 .17	1 .97	(f)
R-2 shares
2012		11 .96	0 .16	0 .32	0 .48	(0 .16)	(0 .16)	12 .28	4 .04
2011		12 .17	0 .22	(0 .19)	0 .03	(0 .24)	(0 .24)	11 .96	0 .26
2010	(e)	12 .00	0 .07	0 .17	0 .24	(0 .07)	(0 .07)	12 .17	2 .01	(f)
R-3 shares
2012		11 .96	0 .19	0 .31	0 .50	(0 .18)	(0 .18)	12 .28	4 .24
2011		12 .17	0 .25	(0 .20)	0 .05	(0 .26)	(0 .26)	11 .96	0 .45
2010	(e)	12 .00	0 .08	0 .17	0 .25	(0 .08)	(0 .08)	12 .17	2 .06	(f)
R-4 shares
2012		11 .97	0 .21	0 .31	0 .52	(0 .21)	(0 .21)	12 .28	4 .36
2011		12 .17	0 .27	(0 .18)	0 .09	(0 .29)	(0 .29)	11 .97	0 .73
2010	(e)	12 .00	0 .09	0 .16	0 .25	(0 .08)	(0 .08)	12 .17	2 .13	(f)
R-5 shares
2012		11 .96	0 .23	0 .31	0 .54	(0 .22)	(0 .22)	12 .28	4 .56
2011		12 .17	0 .28	(0 .19)	0 .09	(0 .30)	(0 .30)	11 .96	0 .77
2010	(e)	12 .00	0 .09	0 .17	0 .26	(0 .09)	(0 .09)	12 .17	2 .16	(f)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
Net Assets, End of	Ratio of Expenses		Ratio of Gross		Investment Income
Period (in	to Average Net		Expenses to Average		to Average Net		Portfolio
thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

$107,444	0.94%		1 .13%		1 .63%		47 .9%
73,750	1.01		1 .15		2 .01		43 .6
52,874	1 .07	(g)	1.26	(g)	2 .11	(g)	54 .7 (g)	,(h)

897,254	0.46		0 .46		2 .10		47 .9
626,736	0.47		0 .47		2 .55		43 .6
473,931	0.50		0 .50		3 .04		54 .7	(h)
291,633	0.53		0 .53		4 .01		40 .8
256,944	0.48		–		4 .11		64 .5

2,247	1.30	(i)	–		1 .22		47 .9
1,076	1.30	(i)	–		1 .73		43 .6
788	1.30 (g)	,(i)	–		1 .88	(g)	54 .7 (g)	,(h)

1,194	1.18	(i)	–		1 .30		47 .9
243	1.18	(i)	–		1 .80		43 .6
229	1.18 (g)	,(i)	–		2 .00	(g)	54 .7 (g)	,(h)

10,336	0.99	(i)	–		1 .56		47 .9
2,997	0.99	(i)	–		2 .04		43 .6
3,302	0.99 (g)	,(i)	–		2 .19	(g)	54 .7 (g)	,(h)

3,106	0.79	(i)	–		1 .72		47 .9
1,063	0.79	(i)	–		2 .22		43 .6
505	0.79 (g)	,(i)	–		2 .40	(g)	54 .7 (g)	,(h)

3,373	0.68	(i)	–		1 .89		47 .9
2,377	0.68	(i)	–		2 .33		43 .6
1,540	0.68 (g)	,(i)	–		2 .51	(g)	54 .7 (g)	,(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Period from July 12, 2010, date operations commenced, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes approximately $13,017,000 from portfolio realignment from the acquisition of Short-Term Bond Fund.
(i)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SMALLCAP BLEND FUND
Class J shares
2012	$13 .28	$0 .02	$1 .67	$1 .69	$–	$–	$–	$14.97
2011	12.52	(0 .05)	0 .81	0 .76	–	–	–	13 .28
2010	10.07	(0 .02)	2 .47	2 .45	–	–	–	12 .52
2009	9.97	0 .03	0 .11	0 .14	(0 .04)	–	(0 .04)	10 .07
2008	17.27	0 .04	(5 .91)	(5 .87)	–	(1.43)	(1 .43)	9 .97
Institutional shares
2012	14.24	0 .09	1 .81	1 .90	–	–	–	16 .14
2011	13.37	0 .01	0 .86	0 .87	–	–	–	14 .24
2010	10.74	0 .05	2 .63	2 .68	(0 .05)	–	(0 .05)	13 .37
2009	10.62	0 .08	0 .11	0 .19	(0 .07)	–	(0 .07)	10 .74
2008	18.24	0 .08	(6 .27)	(6 .19)	–	(1.43)	(1 .43)	10 .62
R-1 shares
2012	13.50	(0 .01)	1 .67	1 .66	–	–	–	15 .16
2011	12.78	(0 .10)	0 .82	0 .72	–	–	–	13 .50
2010	10.31	(0 .05)	2 .52	2 .47	–	–	–	12 .78
2009	10.20	–	0.11	0.11	–	–	–	10 .31
2008	17.72	(0 .04)	(6 .05)	(6 .09)	–	(1.43)	(1 .43)	10 .20
R-2 shares
2012	13.52	(0 .01)	1 .70	1 .69	–	–	–	15 .21
2011	12.78	(0 .09)	0 .83	0 .74	–	–	–	13 .52
2010	10.30	(0 .04)	2 .52	2 .48	–	–	–	12 .78
2009	10.18	0 .01	0 .11	0 .12	–	–	–	10 .30
2008	17.67	(0 .02)	(6 .04)	(6 .06)	–	(1.43)	(1 .43)	10 .18
R-3 shares
2012	13.79	0 .03	1 .72	1 .75	–	–	–	15 .54
2011	13.01	(0 .06)	0 .84	0 .78	–	–	–	13 .79
2010	10.47	(0 .02)	2 .56	2 .54	–	–	–	13 .01
2009	10.32	0 .03	0 .12	0 .15	–	–	–	10 .47
2008	17.86	–	(6 .11)	(6 .11)	–	(1.43)	(1 .43)	10 .32
R-4 shares
2012	14.06	0 .04	1 .77	1 .81	–	–	–	15 .87
2011	13.24	(0 .04)	0 .86	0 .82	–	–	–	14 .06
2010	10.65	0 .01	2 .60	2 .61	(0 .02)	–	(0 .02)	13 .24
2009	10.51	0 .05	0 .12	0 .17	(0 .03)	–	(0 .03)	10 .65
2008	18.14	0 .03	(6 .23)	(6 .20)	–	(1.43)	(1 .43)	10 .51
R-5 shares
2012	14.22	0 .07	1 .79	1 .86	–	–	–	16 .08
2011	13.38	(0 .02)	0 .86	0 .84	–	–	–	14 .22
2010	10.76	0 .02	2 .63	2 .65	(0 .03)	–	(0 .03)	13 .38
2009	10.61	0 .06	0 .12	0 .18	(0 .03)	–	(0 .03)	10 .76
2008	18.28	0 .05	(6 .29)	(6 .24)	–	(1.43)	(1 .43)	10 .61

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

12 .73%	(c)	$148,772	1.28%	1 .48%	0 .17%	90 .2%
6 .07	(c)	84,060	1.25	1 .39	(0 .35)	76 .1
24 .33	(c)	86,986	1.35	1 .42	(0 .16)	65 .2
1 .43	(c)	75,770	1.32	1 .35	0 .32	89 .5
(36 .73	) (c)	83,926	1.04	–	0 .32	55 .6

13 .34		45,620	0.79	0 .79	0 .61	90 .2
6 .51		38,016	0.80	0 .80	0 .09	76 .1
25 .03		35,729	0.80	0 .83	0 .39	65 .2
1 .92		28,365	0.79	0 .85	0 .84	89 .5
(36 .52)		26,459	0.77	–	0 .58	55 .6

12 .30		2,001	1.64	–	(0 .10)	90 .2
5 .63		151	1.65	–	(0 .74)	76 .1
23 .96		232	1.65	–	(0 .46)	65 .2
1 .08		203	1.65	–	(0 .02)	89 .5
(37 .07)		218	1.65	–	(0 .28)	55 .6

12 .50		2,852	1.51	–	(0 .05)	90 .2
5 .79		1,169	1.52	–	(0 .62)	76 .1
24 .08		1,195	1.52	–	(0 .33)	65 .2
1 .18		1,091	1.52	–	0 .12	89 .5
(37 .00)		1,312	1.52	–	(0 .16)	55 .6

12 .69		4,907	1.33	–	0 .22	90 .2
6 .00		629	1.34	–	(0 .44)	76 .1
24 .26		889	1.34	–	(0 .15)	65 .2
1 .45		700	1.34	–	0 .30	89 .5
(36 .88)		1,050	1.34	–	0 .01	55 .6

12 .87		2,944	1.14	–	0 .26	90 .2
6 .19		2,011	1.15	–	(0 .25)	76 .1
24 .52		2,139	1.15	–	0 .04	65 .2
1 .63		1,914	1.15	–	0 .50	89 .5
(36 .79)		1,746	1.15	–	0 .19	55 .6

13 .08		8,943	1.02	–	0 .45	90 .2
6 .28		3,418	1.03	–	(0 .13)	76 .1
24 .72		3,314	1.03	–	0 .16	65 .2
1 .76		2,856	1.03	–	0 .60	89 .5
(36 .73)		1,181	1.03	–	0 .32	55 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

SMALLCAP GROWTH FUND I
Class J shares
2012	$9 .56	($0 .12)	$1 .08	$0 .96	($0 .58)	($0 .58)	$9 .94	11 .07	%(c)
2011	8 .50	(0 .13)	1 .19	1 .06	–	–	9.56	12 .47	(c)
2010	6 .27	(0 .12)	2 .35	2 .23	–	–	8.50	35 .57	(c)
2009	5 .52	(0 .10)	0 .85	0 .75	–	–	6.27	13 .59	(c)
2008	10 .79	(0 .11)	(4 .29)	(4 .40)	(0 .87)	(0 .87)	5 .52	(44 .11	) (c)
Institutional shares
2012	10 .89	(0 .07)	1 .23	1 .16	(0 .58)	(0 .58)	11 .47	11 .58
2011	9 .62	(0 .08)	1 .35	1 .27	–	–	10 .89	13 .20
2010	7 .03	(0 .06)	2 .65	2 .59	–	–	9 .62	36 .85
2009	6 .16	(0 .04)	0 .91	0 .87	–	–	7 .03	14 .12
2008	11 .82	(0 .04)	(4 .75)	(4 .79)	(0 .87)	(0 .87)	6 .16	(43 .53)
R-1 shares
2012	10 .22	(0 .16)	1 .15	0 .99	(0 .58)	(0 .58)	10 .63	10 .63
2011	9 .11	(0 .17)	1 .28	1 .11	–	–	10 .22	12 .18
2010	6 .72	(0 .13)	2 .52	2 .39	–	–	9 .11	35 .57
2009	5 .92	(0 .10)	0 .90	0 .80	–	–	6 .72	13 .51
2008	11 .50	(0 .11)	(4 .60)	(4 .71)	(0 .87)	(0 .87)	5 .92	(44 .09)
R-2 shares
2012	10 .01	(0 .14)	1 .13	0 .99	(0 .58)	(0 .58)	10 .42	10 .86
2011	8 .91	(0 .15)	1 .25	1 .10	–	–	10 .01	12 .35
2010	6 .56	(0 .11)	2 .46	2 .35	–	–	8 .91	35 .82
2009	5 .78	(0 .08)	0 .86	0 .78	–	–	6 .56	13 .49
2008	11 .22	(0 .10)	(4 .47)	(4 .57)	(0 .87)	(0 .87)	5 .78	(43 .93)
R-3 shares
2012	10 .24	(0 .13)	1 .15	1 .02	(0 .58)	(0 .58)	10 .68	10 .91
2011	9 .09	(0 .14)	1 .29	1 .15	–	–	10 .24	12 .65
2010	6 .69	(0 .10)	2 .50	2 .40	–	–	9 .09	35 .87
2009	5 .88	(0 .08)	0 .89	0 .81	–	–	6 .69	13 .78
2008	11 .38	(0 .09)	(4 .54)	(4 .63)	(0 .87)	(0 .87)	5 .88	(43 .83)
R-4 shares
2012	10 .46	(0 .11)	1 .19	1 .08	(0 .58)	(0 .58)	10 .96	11 .27
2011	9 .28	(0 .12)	1 .30	1 .18	–	–	10 .46	12 .72
2010	6 .81	(0 .09)	2 .56	2 .47	–	–	9 .28	36 .27
2009	5 .97	(0 .07)	0 .91	0 .84	–	–	6 .81	14 .07
2008	11 .53	(0 .07)	(4 .62)	(4 .69)	(0 .87)	(0 .87)	5 .97	(43 .77)
R-5 shares
2012	10 .65	(0 .10)	1 .21	1 .11	(0 .58)	(0 .58)	11 .18	11 .36
2011	9 .43	(0 .11)	1 .33	1 .22	–	–	10 .65	12 .94
2010	6 .91	(0 .08)	2 .60	2 .52	–	–	9 .43	36 .47
2009	6 .06	(0 .06)	0 .91	0 .85	–	–	6 .91	14 .03
2008	11 .68	(0 .06)	(4 .69)	(4 .75)	(0 .87)	(0 .87)	6 .06	(43 .72)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$22,970	1.63%		1.85%	(1 .20)%	79 .9%
21,887	1.67		1.83	(1 .34)	90 .3
15,935	1.98		2.07	(1 .60)	125 .2
10,076	2.21		2.27	(1 .80)	159 .5
6,867	1.99		–	(1 .32)	115 .5

1,329,439	1.08		1.10	(0 .65)	79 .9
1,185,260	1.07		1.09	(0 .74)	90 .3
748,898	1.09		1.12	(0 .71)	125 .2
367,233	1.11		1.12	(0 .69)	159 .5
104,406	1.12		–	(0 .46)	115 .5

2,531	1.95	(d)	–	(1 .52)	79 .9
2,314	1.95	(d)	–	(1 .61)	90 .3
1,905	1.97	(d)	–	(1 .59)	125 .2
1,139	1.98	(d)	–	(1 .55)	159 .5
267	2.00		–	(1 .34)	115 .5

3,100	1.82	(d)	–	(1 .39)	79 .9
2,867	1.82	(d)	–	(1 .48)	90 .3
3,735	1.84	(d)	–	(1 .45)	125 .2
2,280	1.85	(d)	–	(1 .44)	159 .5
1,285	1.87		–	(1 .21)	115 .5

11,606	1.64	(d)	–	(1 .21)	79 .9
12,559	1.64	(d)	–	(1 .31)	90 .3
7,952	1.66	(d)	–	(1 .27)	125 .2
4,753	1.67	(d)	–	(1 .26)	159 .5
1,914	1.69		–	(1 .03)	115 .5

12,347	1.45	(d)	–	(1 .01)	79 .9
8,266	1.45	(d)	–	(1 .11)	90 .3
5,503	1.47	(d)	–	(1 .08)	125 .2
3,536	1.48	(d)	–	(1 .07)	159 .5
1,791	1.50		–	(0 .84)	115 .5

23,202	1.33	(d)	–	(0 .90)	79 .9
21,633	1.33	(d)	–	(1 .00)	90 .3
13,515	1.35	(d)	–	(0 .97)	125 .2
6,124	1.36	(d)	–	(0 .97)	159 .5
4,123	1.38		–	(0 .72)	115 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return

SMALLCAP GROWTH FUND II
Class J shares
2012	$7 .27	($0 .10)	$0 .99	$0 .89	$–	$–	$8.16	12 .24% (c)
2011	6.79	(0 .09)	0 .57	0 .48	–	–	7 .27	7 .07 (c)
2010	5.29	(0 .08)	1 .58	1 .50	–	–	6.79	28 .36 (c)
2009	4.99	(0 .06)	0 .36	0 .30	–	–	5 .29	6 .01 (c)
2008	9.31	(0 .10)	(3 .68)	(3 .78)	(0 .54)	(0.54)	4.99	(42 .82) (c)
Institutional shares
2012	8.39	(0 .06)	1 .13	1 .07	–	–	9 .46	12 .75
2011	7.79	(0 .06)	0 .66	0 .60	–	–	8 .39	7 .70
2010	6.03	(0 .05)	1 .81	1 .76	–	–	7 .79	29 .19
2009	5.66	(0 .04)	0 .41	0 .37	–	–	6 .03	6 .54
2008	10 .39	(0 .05)	(4 .14)	(4 .19)	(0 .54)	(0 .54)	5 .66	(42 .29)
R-1 shares
2012	7.87	(0 .14)	1 .07	0 .93	–	–	8 .80	11 .82
2011	7.38	(0 .13)	0 .62	0 .49	–	–	7 .87	6 .64
2010	5.76	(0 .10)	1 .72	1 .62	–	–	7 .38	28 .12
2009	5.45	(0 .08)	0 .39	0 .31	–	–	5 .76	5 .69
2008	10 .12	(0 .12)	(4 .01)	(4 .13)	(0 .54)	(0 .54)	5 .45	(42 .85)
R-2 shares
2012	7.61	(0 .12)	1 .03	0 .91	–	–	8 .52	11 .96
2011	7.12	(0 .11)	0 .60	0 .49	–	–	7 .61	6 .88
2010	5.55	(0 .09)	1 .66	1 .57	–	–	7 .12	28 .29
2009	5.25	(0 .07)	0 .37	0 .30	–	–	5 .55	5 .71
2008	9.75	(0 .10)	(3 .86)	(3 .96)	(0 .54)	(0.54)	5.25	(42 .73)
R-3 shares
2012	7.86	(0 .11)	1 .06	0 .95	–	–	8 .81	12 .09
2011	7.34	(0 .10)	0 .62	0 .52	–	–	7 .86	7 .08
2010	5.71	(0 .08)	1 .71	1 .63	–	–	7 .34	28 .55
2009	5.40	(0 .06)	0 .37	0 .31	–	–	5 .71	5 .74
2008	9.98	(0 .09)	(3 .95)	(4 .04)	(0 .54)	(0.54)	5.40	(42 .54)
R-4 shares
2012	8.01	(0 .09)	1 .07	0 .98	–	–	8 .99	12 .23
2011	7.47	(0 .09)	0 .63	0 .54	–	–	8 .01	7 .23
2010	5.80	(0 .07)	1 .74	1 .67	–	–	7 .47	28 .79
2009	5.47	(0 .05)	0 .38	0 .33	–	–	5 .80	6 .03
2008	10 .09	(0 .08)	(4 .00)	(4 .08)	(0 .54)	(0 .54)	5 .47	(42 .47)
R-5 shares
2012	8.14	(0 .09)	1 .11	1 .02	–	–	9 .16	12 .53
2011	7.59	(0 .08)	0 .63	0 .55	–	–	8 .14	7 .25
2010	5.88	(0 .06)	1 .77	1 .71	–	–	7 .59	29 .08
2009	5.54	(0 .05)	0 .39	0 .34	–	–	5 .88	6 .14
2008	10 .21	(0 .07)	(4 .06)	(4 .13)	(0 .54)	(0 .54)	5 .54	(42 .46)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$18,055	1.58%		1.95%	(1 .26)%	88 .9%
16,732	1.58		1.83	(1 .22)	77 .0
17,400	1.58		1.89	(1 .24)	81 .0
14,907	1.59		1.98	(1 .23)	131 .8
14,841	1.85		–	(1 .44)	78 .0

120,222	1.01	(d)	–	(0 .69)	88 .9
132,587	1.01	(d)	–	(0 .62)	77 .0
215,546	1.01	(d)	–	(0 .67)	81 .0
271,187	1.01	(d)	–	(0 .65)	131 .8
279,437	1.01		–	(0 .60)	78 .0

1,192	1.89	(d)	–	(1 .57)	88 .9
1,007	1.89	(d)	–	(1 .53)	77 .0
1,239	1.89	(d)	–	(1 .55)	81 .0
1,212	1.89	(d)	–	(1 .52)	131 .8
1,187	1.89		–	(1 .48)	78 .0

2,448	1.76	(d)	–	(1 .44)	88 .9
3,061	1.76	(d)	–	(1 .37)	77 .0
5,723	1.76	(d)	–	(1 .42)	81 .0
6,173	1.76	(d)	–	(1 .39)	131 .8
6,520	1.76		–	(1 .35)	78 .0

3,276	1.58	(d)	–	(1 .26)	88 .9
5,675	1.58	(d)	–	(1 .23)	77 .0
5,728	1.58	(d)	–	(1 .24)	81 .0
6,620	1.58	(d)	–	(1 .21)	131 .8
7,908	1.58		–	(1 .17)	78 .0

2,833	1.39	(d)	–	(1 .07)	88 .9
4,035	1.39	(d)	–	(1 .04)	77 .0
4,205	1.39	(d)	–	(1 .05)	81 .0
5,824	1.39	(d)	–	(1 .03)	131 .8
5,468	1.39		–	(0 .98)	78 .0

3,944	1.27	(d)	–	(0 .96)	88 .9
8,033	1.27	(d)	–	(0 .92)	77 .0
10,129	1.27	(d)	–	(0 .93)	81 .0
16,391	1.27	(d)	–	(0 .91)	131 .8
18,828	1.27		–	(0 .86)	78 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SMALLCAP S&P 600 INDEX FUND
Class J shares
2012	$15 .03	$0.11	$1 .81	$1 .92	($0 .05)	$–	($0 .05)	$16.90
2011	13.77	0 .07	1 .26	1 .33	(0 .07)	–	(0 .07)	15 .03
2010	11.04	0 .03	2 .73	2 .76	(0 .03)	–	(0 .03)	13 .77
2009	11.48	0 .04	0 .34	0 .38	(0 .09)	(0.73)	(0 .82)	11 .04
2008	18.74	0 .09	(5 .78)	(5 .69)	(0 .05)	(1.52)	(1 .57)	11 .48
Institutional shares
2012	15.63	0 .19	1 .88	2 .07	(0 .12)	–	(0 .12)	17 .58
2011	14.31	0 .15	1 .32	1 .47	(0 .15)	–	(0 .15)	15 .63
2010	11.48	0 .11	2 .83	2 .94	(0 .11)	–	(0 .11)	14 .31
2009	11.91	0 .12	0 .36	0 .48	(0 .18)	(0.73)	(0 .91)	11 .48
2008	19.37	0 .20	(5 .99)	(5 .79)	(0 .15)	(1.52)	(1 .67)	11 .91
R-1 shares
2012	15.43	0 .05	1 .87	1 .92	–	–	–	17 .35
2011	14.15	0 .02	1 .29	1 .31	(0 .03)	–	(0 .03)	15 .43
2010	11.37	–	2 .81	2 .81	(0 .03)	–	(0 .03)	14 .15
2009	11.77	0 .03	0 .37	0 .40	(0 .07)	(0.73)	(0 .80)	11 .37
2008	19.18	0 .06	(5 .94)	(5 .88)	(0 .01)	(1.52)	(1 .53)	11 .77
R-2 shares
2012	15.70	0 .07	1 .90	1 .97	–	–	–	17 .67
2011	14.39	0 .04	1 .31	1 .35	(0 .04)	–	(0 .04)	15 .70
2010	11.54	0 .02	2 .86	2 .88	(0 .03)	–	(0 .03)	14 .39
2009	11.94	0 .05	0 .36	0 .41	(0 .08)	(0.73)	(0 .81)	11 .54
2008	19.42	0 .08	(6 .01)	(5 .93)	(0 .03)	(1.52)	(1 .55)	11 .94
R-3 shares
2012	15.83	0 .10	1 .92	2 .02	(0 .03)	–	(0 .03)	17 .82
2011	14.50	0 .07	1 .33	1 .40	(0 .07)	–	(0 .07)	15 .83
2010	11.63	0 .04	2 .88	2 .92	(0 .05)	–	(0 .05)	14 .50
2009	12.04	0 .07	0 .36	0 .43	(0 .11)	(0.73)	(0 .84)	11 .63
2008	19.57	0 .11	(6 .06)	(5 .95)	(0 .06)	(1.52)	(1 .58)	12 .04
R-4 shares
2012	15.94	0 .13	1 .93	2 .06	(0 .07)	–	(0 .07)	17 .93
2011	14.61	0 .10	1 .33	1 .43	(0 .10)	–	(0 .10)	15 .94
2010	11.71	0 .07	2 .90	2 .97	(0 .07)	–	(0 .07)	14 .61
2009	12.13	0 .09	0 .36	0 .45	(0 .14)	(0.73)	(0 .87)	11 .71
2008	19.70	0 .14	(6 .10)	(5 .96)	(0 .09)	(1.52)	(1 .61)	12 .13
R-5 shares
2012	16.00	0 .16	1 .92	2 .08	(0 .08)	–	(0 .08)	18 .00
2011	14.65	0 .12	1 .35	1 .47	(0 .12)	–	(0 .12)	16 .00
2010	11.75	0 .08	2 .90	2 .98	(0 .08)	–	(0 .08)	14 .65
2009	12.15	0 .10	0 .38	0 .48	(0 .15)	(0.73)	(0 .88)	11 .75
2008	19.74	0 .16	(6 .12)	(5 .96)	(0 .11)	(1.52)	(1 .63)	12 .15

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

12.81% (c)	$98,085	0.68%	0 .87%	0 .65%	16 .0%
9.67 (c)	89,701	0.67	0 .81	0 .49	19 .1
25.09 (c)	82,762	0.81	0 .88	0 .22	30 .1
4.55 (c)	64,977	0.93	0 .98	0 .46	22 .8
(32.80) (c)	60,133	0.84	–	0 .60	58 .8

13.36	203,079	0.20	0 .25	1 .12	16 .0
10.25	143,892	0.20	0 .28	0 .94	19 .1
25.70	85,231	0.20	0 .30	0 .83	30 .1
5.40	201,800	0.19	0 .22	1 .18	22 .8
(32.33)	194,154	0.16	–	1 .28	58 .8

12.44	9,183	1.04	–	0 .28	16 .0
9.26	8,033	1.04	–	0 .11	19 .1
24.71	7,286	1.05	–	(0 .02)	30 .1
4.57	5,360	1.04	–	0 .31	22 .8
(32.98)	3,290	1.04	–	0 .40	58 .8

12.55	14,892	0.91	–	0 .42	16 .0
9.39	15,045	0.91	–	0 .26	19 .1
24.98	19,492	0.92	–	0 .11	30 .1
4.58	16,679	0.91	–	0 .46	22 .8
(32.85)	14,810	0.91	–	0 .53	58 .8

12.78	58,655	0.73	–	0 .59	16 .0
9.66	46,472	0.73	–	0 .43	19 .1
25.18	47,049	0.74	–	0 .30	30 .1
4.78	41,150	0.73	–	0 .65	22 .8
(32.74)	34,569	0.73	–	0 .71	58 .8

12.99	47,925	0.54	–	0 .78	16 .0
9.79	45,058	0.54	–	0 .61	19 .1
25.44	36,410	0.55	–	0 .49	30 .1
4.98	28,218	0.54	–	0 .83	22 .8
(32.61)	20,987	0.54	–	0 .90	58 .8

13.09	108,147	0.42	–	0 .92	16 .0
10.02	101,159	0.42	–	0 .73	19 .1
25.49	87,847	0.43	–	0 .61	30 .1
5.17	71,575	0.42	–	0 .95	22 .8
(32.56)	57,389	0.42	–	1 .01	58 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period

SMALLCAP VALUE FUND II
Class J shares
2012		$8 .93	$0 .01	$1 .08	$1 .09	$–	$–	$–	$10.02
2011		8.57	(0 .02)	0 .38	0 .36	–	–	–	8.93
2010		6.84	(0 .04)	1 .77	1 .73	–	–	–	8.57
2009	(d)	4.14	(0 .02)	2 .72	2 .70	–	–	–	6.84
Institutional shares
2012		9.06	0 .08	1 .09	1 .17	(0 .04)	–	(0 .04)	10 .19
2011		8.67	0 .04	0 .39	0 .43	(0 .04)	–	(0 .04)	9 .06
2010		6.87	0 .03	1 .80	1 .83	(0 .03)	–	(0 .03)	8 .67
2009		6.97	0 .03	0 .50	0 .53	(0 .05)	(0.58)	(0 .63)	6 .87
2008		13 .07	0 .05	(4 .36)	(4 .31)	(0 .03)	(1 .76)	(1 .79)	6 .97
R-1 shares
2012		8.65	–	1.04	1.04	–	–	–	9.69
2011		8.33	(0 .04)	0 .37	0 .33	(0 .01)	–	(0 .01)	8 .65
2010		6.64	(0 .04)	1 .73	1 .69	–	–	–	8.33
2009		6.75	(0 .03)	0 .50	0 .47	–	(0.58)	(0 .58)	6 .64
2008		12 .78	(0 .03)	(4 .24)	(4 .27)	–	(1.76)	(1 .76)	6 .75
R-2 shares
2012		8.69	0 .01	1 .04	1 .05	–	–	–	9.74
2011		8.36	(0 .03)	0 .38	0 .35	(0 .02)	–	(0 .02)	8 .69
2010		6.65	(0 .03)	1 .74	1 .71	–	–	–	8.36
2009		6.76	(0 .02)	0 .49	0 .47	–	(0.58)	(0 .58)	6 .65
2008		12 .77	(0 .02)	(4 .23)	(4 .25)	–	(1.76)	(1 .76)	6 .76
R-3 shares
2012		8.84	0 .02	1 .07	1 .09	–	–	–	9.93
2011		8.48	(0 .01)	0 .37	0 .36	–	–	–	8.84
2010		6.74	(0 .01)	1 .75	1 .74	–	–	–	8.48
2009		6.83	(0 .01)	0 .50	0 .49	–	(0.58)	(0 .58)	6 .74
2008		12 .87	–	(4 .28)	(4 .28)	–	(1.76)	(1 .76)	6 .83
R-4 shares
2012		8.90	0 .04	1 .08	1 .12	(0 .02)	–	(0 .02)	10 .00
2011		8.54	–	0 .39	0 .39	(0 .03)	–	(0 .03)	8 .90
2010		6.78	–	1.76	1.76	–	–	–	8.54
2009		6.88	–	0 .51	0 .51	(0 .03)	(0.58)	(0 .61)	6 .78
2008		12 .94	0 .02	(4 .32)	(4 .30)	–	(1.76)	(1 .76)	6 .88
R-5 shares
2012		8.96	0 .06	1 .08	1 .14	(0 .02)	–	(0 .02)	10 .08
2011		8.59	0 .02	0 .38	0 .40	(0 .03)	–	(0 .03)	8 .96
2010		6.82	0 .01	1 .77	1 .78	(0 .01)	–	(0 .01)	8 .59
2009		6.92	0 .01	0 .51	0 .52	(0 .04)	(0.58)	(0 .62)	6 .82
2008		12 .99	0 .03	(4 .33)	(4 .30)	(0 .01)	(1 .76)	(1 .77)	6 .92

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

12 .21%	(c)	$11,655	1.70%		1 .92%		0 .11%		53 .5%
4 .20	(c)	10,466	1.64		1 .81		(0 .21)		54 .4
25 .29	(c)	11,004	1.93		2 .05		(0 .52)		54 .5
65.22 (c)	,(e)	7,791	1.93	(f)	2 .61	(f)	(0 .52	) (f)	79 .1	(f)

13 .00		1,046,022	0.99		1 .01		0 .83		53 .5
4 .93		957,766	0.98		1 .00		0 .45		54 .4
26 .64		736,530	1.00		1 .02		0 .41		54 .5
10 .02		319,448	1.01		1 .03		0 .43		79 .1
(37 .60)		160,758	1.02		–		0 .57		61 .6

12 .02		1,901	1.86	(g)	–		(0 .05)		53 .5
3 .95		2,059	1.86	(g)	–		(0 .43)		54 .4
25 .45		1,038	1.87	(g)	–		(0 .47)		54 .5
9 .18		741	1.88	(g)	–		(0 .45)		79 .1
(38 .13)		229	1.90		–		(0 .33)		61 .6

12 .08		5,677	1.73	(g)	–		0 .08		53 .5
4 .12		5,607	1.73	(g)	–		(0 .31)		54 .4
25 .71		2,189	1.74	(g)	–		(0 .33)		54 .5
9 .16		2,226	1.75	(g)	–		(0 .31)		79 .1
(37 .99)		857	1.77		–		(0 .18)		61 .6

12 .33		8,601	1.55	(g)	–		0 .26		53 .5
4 .29		11,461	1.55	(g)	–		(0 .11)		54 .4
25 .82		12,722	1.56	(g)	–		(0 .15)		54 .5
9 .42		10,045	1.57	(g)	–		(0 .13)		79 .1
(37 .92)		5,552	1.59		–		0 .00		61 .6

12 .56		9,258	1.36	(g)	–		0 .44		53 .5
4 .53		11,939	1.36	(g)	–		0 .05		54 .4
26 .03		2,703	1.37	(g)	–		0 .06		54 .5
9 .71		2,456	1.38	(g)	–		0 .08		79 .1
(37 .85)		1,973	1.40		–		0 .18		61 .6

12 .69		19,962	1.24	(g)	–		0 .60		53 .5
4 .63		12,994	1.24	(g)	–		0 .20		54 .4
26 .16		6,871	1.25	(g)	–		0 .16		54 .5
9 .76		7,404	1.26	(g)	–		0 .19		79 .1
(37 .75)		4,026	1.28		–		0 .28		61 .6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Blend Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund (formerly International Value Fund I), Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, and SmallCap Value Fund II, (53 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent of the affiliated funds, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 20, 2012

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2012 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
Bond & Mortgage Securities Fund
Class J	$1,000.00	$1,036.53	$5.07	$1,000.00	$1,020.16	$5.03	0.99%
Institutional	1,000.00	1,038.24	2.66	1,000.00	1,022.52	2.64	0.52
R -1	1,000.00	1,034.64	7.16	1,000.00	1,018.10	7.10	1.40
R -2	1,000.00	1,034.71	6.50	1,000.00	1,018.75	6.44	1.27
R -3	1,000.00	1,035.50	5.58	1,000.00	1,019.66	5.53	1.09
R -4	1,000.00	1,036.76	4.61	1,000.00	1,020.61	4.57	0.90
R -5	1,000.00	1,037.07	3.99	1,000.00	1,021.22	3.96	0.78

Core Plus Bond Fund I
Institutional	1,000.00	1,040.74	2.87	1,000.00	1,022.32	2.85	0.56
R -1	1,000.00	1,036.61	7.32	1,000.00	1,017.95	7.25	1.43
R -2	1,000.00	1,037.47	6.66	1,000.00	1,018.60	6.60	1.30
R -3	1,000.00	1,038.29	5.74	1,000.00	1,019.51	5.69	1.12
R -4	1,000.00	1,039.89	4.77	1,000.00	1,020.46	4.72	0.93
R -5	1,000.00	1,039.93	4.15	1,000.00	1,021.06	4.12	0.81

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	Diversified International Fund
	Class J	$1,000.00	$1,003.08	$7.00	$1,000.00	$1,018.15	$7.05	1.39%
	Institutional	1,000.00	1,006.12	4.44	1,000.00	1,020.71	4.47	0.88
R	-1	1,000.00	1,002.04	8.81	1,000.00	1,016.34	8.87	1.75
R	-2	1,000.00	1,002.05	8.15	1,000.00	1,016.99	8.21	1.62
R	-3	1,000.00	1,003.06	7.25	1,000.00	1,017.90	7.30	1.44
R	-4	1,000.00	1,004.03	6.30	1,000.00	1,018.85	6.34	1.25
R	-5	1,000.00	1,005.05	5.70	1,000.00	1,019.46	5.74	1.13

	Equity Income Fund
	Institutional	1,000.00	1,028.96	2.65	1,000.00	1,022.52	2.64	0.52
R	-1	1,000.00	1,023.66	7.07	1,000.00	1,018.15	7.05	1.39
R	-2	1,000.00	1,024.93	6.41	1,000.00	1,018.80	6.39	1.26
R	-3	1,000.00	1,025.31	5.50	1,000.00	1,019.71	5.48	1.08
R	-4	1,000.00	1,026.76	4.53	1,000.00	1,020.66	4.52	0.89
R	-5	1,000.00	1,027.34	3.92	1,000.00	1,021.27	3.91	0.77

	Global Diversified Income Fund
	Institutional	1,000.00	1,072.43	4.17	1,000.00	1,021.11	4.06	0.80

	Global Real Estate Securities Fund
	Institutional	1,000.00	1,075.95	4.80	1,000.00	1,020.51	4.67	0.92

	Government & High Quality Bond Fund
	Class J	1,000.00	1,020.46	5.08	1,000.00	1,020.11	5.08	1.00
	Institutional	1,000.00	1,023.00	2.59	1,000.00	1,022.57	2.59	0.51
R	-1	1,000.00	1,018.99	6.55	1,000.00	1,018.65	6.55	1.29
R	-2	1,000.00	1,019.65	5.89	1,000.00	1,019.30	5.89	1.16
R	-3	1,000.00	1,020.57	4.98	1,000.00	1,020.21	4.98	0.98
R	-4	1,000.00	1,021.54	4.01	1,000.00	1,021.17	4.01	0.79
R	-5	1,000.00	1,022.14	3.41	1,000.00	1,021.77	3.40	0.67

	High Yield Fund
	Institutional	1,000.00	1,058.91	2.90	1,000.00	1,022.32	2.85	0.56

	High Yield Fund I
	Institutional	1,000.00	1,056.69	3.41	1,000.00	1,021.82	3.35	0.66

	Income Fund
	Class J	1,000.00	1,051.09	5.36	1,000.00	1,019.91	5.28	1.04
	Institutional	1,000.00	1,052.81	2.63	1,000.00	1,022.57	2.59	0.51
R	-1	1,000.00	1,048.25	7.11	1,000.00	1,018.20	7.00	1.38
R	-2	1,000.00	1,048.88	6.44	1,000.00	1,018.85	6.34	1.25
R	-3	1,000.00	1,049.81	5.51	1,000.00	1,019.76	5.43	1.07
R	-4	1,000.00	1,051.90	4.54	1,000.00	1,020.71	4.47	0.88
R	-5	1,000.00	1,052.59	3.92	1,000.00	1,021.32	3.86	0.76

	Inflation Protection Fund
	Class J	1,000.00	1,037.41	5.89	1,000.00	1,019.36	5.84	1.15
	Institutional	1,000.00	1,041.35	2.05	1,000.00	1,023.13	2.03	0.40
R	-1	1,000.00	1,037.67	6.56	1,000.00	1,018.70	6.50	1.28
R	-2	1,000.00	1,037.59	5.89	1,000.00	1,019.36	5.84	1.15
R	-3	1,000.00	1,038.55	4.97	1,000.00	1,020.26	4.93	0.97
R	-4	1,000.00	1,039.90	4.00	1,000.00	1,021.22	3.96	0.78
R	-5	1,000.00	1,040.32	3.38	1,000.00	1,021.82	3.35	0.66

	International Emerging Markets Fund
	Class J	1,000.00	976.91	8.35	1,000.00	1,016.69	8.52	1.68
	Institutional	1,000.00	979.15	6.02	1,000.00	1,019.05	6.14	1.21
R	-1	1,000.00	975.02	10.23	1,000.00	1,014.78	10.43	2.06
R	-2	1,000.00	975.64	9.58	1,000.00	1,015.43	9.78	1.93
R	-3	1,000.00	976.55	8.69	1,000.00	1,016.34	8.87	1.75
R	-4	1,000.00	977.52	7.75	1,000.00	1,017.29	7.91	1.56
R	-5	1,000.00	977.98	7.16	1,000.00	1,017.90	7.30	1.44

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	International Fund I
	Institutional	$1,000.00	$1,010.30	$4.95	$1,000.00	$1,020.21	$4.98	0.98%
R	-1	1,000.00	1,005.64	9.23	1,000.00	1,015.94	9.27	1.83
R	-2	1,000.00	1,006.57	8.57	1,000.00	1,016.59	8.62	1.70
R	-3	1,000.00	1,007.53	7.67	1,000.00	1,017.50	7.71	1.52
R	-4	1,000.00	1,008.45	6.71	1,000.00	1,018.45	6.75	1.33
R	-5	1,000.00	1,008.43	6.11	1,000.00	1,019.05	6.14	1.21

	LargeCap Blend Fund II
	Class J	1,000.00	1,018.57	5.89	1,000.00	1,019.30	5.89	1.16
	Institutional	1,000.00	1,020.93	3.81	1,000.00	1,021.37	3.81	0.75
R	-1	1,000.00	1,017.19	8.11	1,000.00	1,017.09	8.11	1.60
R	-2	1,000.00	1,017.26	7.45	1,000.00	1,017.75	7.46	1.47
R	-3	1,000.00	1,018.20	6.54	1,000.00	1,018.65	6.55	1.29
R	-4	1,000.00	1,019.05	5.58	1,000.00	1,019.61	5.58	1.10
R	-5	1,000.00	1,019.08	4.97	1,000.00	1,020.21	4.98	0.98

	LargeCap Growth Fund
	Class J	1,000.00	973.07	6.00	1,000.00	1,019.05	6.14	1.21
	Institutional	1,000.00	975.96	3.18	1,000.00	1,021.92	3.25	0.64
R	-1	1,000.00	971.40	7.48	1,000.00	1,017.55	7.66	1.51
R	-2	1,000.00	972.76	6.84	1,000.00	1,018.20	7.00	1.38
R	-3	1,000.00	973.32	5.95	1,000.00	1,019.10	6.09	1.20
R	-4	1,000.00	974.19	5.01	1,000.00	1,020.06	5.13	1.01
R	-5	1,000.00	973.97	4.42	1,000.00	1,020.66	4.52	0.89

	LargeCap Growth Fund I
	Class J	1,000.00	960.43	5.47	1,000.00	1,019.56	5.63	1.11
	Institutional	1,000.00	962.61	3.01	1,000.00	1,022.07	3.10	0.61
R	-1	1,000.00	957.23	7.28	1,000.00	1,017.70	7.51	1.48
R	-2	1,000.00	958.38	6.65	1,000.00	1,018.35	6.85	1.35
R	-3	1,000.00	959.08	5.76	1,000.00	1,019.25	5.94	1.17
R	-4	1,000.00	960.20	4.83	1,000.00	1,020.21	4.98	0.98
R	-5	1,000.00	960.94	4.24	1,000.00	1,020.81	4.37	0.86

	LargeCap Growth Fund II
	Class J	1,000.00	979.54	6.92	1,000.00	1,018.15	7.05	1.39
	Institutional	1,000.00	982.72	4.29	1,000.00	1,020.81	4.37	0.86
R	-1	1,000.00	978.29	8.65	1,000.00	1,016.39	8.82	1.74
R	-2	1,000.00	978.83	8.01	1,000.00	1,017.04	8.16	1.61
R	-3	1,000.00	979.27	7.11	1,000.00	1,017.95	7.25	1.43
R	-4	1,000.00	979.76	6.17	1,000.00	1,018.90	6.29	1.24
R	-5	1,000.00	981.11	5.58	1,000.00	1,019.51	5.69	1.12

	LargeCap S&P 500 Index Fund
	Class J	1,000.00	1,018.46	2.99	1,000.00	1,022.17	3.00	0.59
	Institutional	1,000.00	1,020.37	0.81	1,000.00	1,024.33	0.81	0.16
R	-1	1,000.00	1,016.33	5.22	1,000.00	1,019.96	5.23	1.03
R	-2	1,000.00	1,016.23	4.56	1,000.00	1,020.61	4.57	0.90
R	-3	1,000.00	1,018.29	3.65	1,000.00	1,021.52	3.66	0.72
R	-4	1,000.00	1,018.24	2.69	1,000.00	1,022.47	2.69	0.53
R	-5	1,000.00	1,019.11	2.08	1,000.00	1,023.08	2.08	0.41

	LargeCap Value Fund
	Class J	1,000.00	1,049.85	5.05	1,000.00	1,020.21	4.98	0.98
	Institutional	1,000.00	1,053.14	2.27	1,000.00	1,022.92	2.24	0.44
R	-1	1,000.00	1,048.54	6.75	1,000.00	1,018.55	6.65	1.31
R	-2	1,000.00	1,049.37	6.08	1,000.00	1,019.20	5.99	1.18
R	-3	1,000.00	1,050.44	5.15	1,000.00	1,020.11	5.08	1.00
R	-4	1,000.00	1,051.56	4.18	1,000.00	1,021.06	4.12	0.81
R	-5	1,000.00	1,052.07	3.56	1,000.00	1,021.67	3.51	0.69

	LargeCap Value Fund I
	Institutional	1,000.00	1,023.56	3.87	1,000.00	1,021.32	3.86	0.76
R	-1	1,000.00	1,019.21	8.32	1,000.00	1,016.89	8.31	1.64
R	-2	1,000.00	1,020.10	7.67	1,000.00	1,017.55	7.66	1.51
R	-3	1,000.00	1,020.98	6.76	1,000.00	1,018.45	6.75	1.33
R	-4	1,000.00	1,021.89	5.79	1,000.00	1,019.41	5.79	1.14
R	-5	1,000.00	1,022.59	5.19	1,000.00	1,020.01	5.18	1.02

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	LargeCap Value Fund III
	Class J	$1,000.00	$1,030.22	$6.69	$1,000.00	$1,018.55	$6.65	1.31%
	Institutional	1,000.00	1,033.61	3.99	1,000.00	1,021.22	3.96	0.78
R	-1	1,000.00	1,028.94	8.47	1,000.00	1,016.79	8.42	1.66
R	-2	1,000.00	1,029.05	7.80	1,000.00	1,017.44	7.76	1.53
R	-3	1,000.00	1,030.77	6.89	1,000.00	1,018.35	6.85	1.35
R	-4	1,000.00	1,031.81	5.92	1,000.00	1,019.30	5.89	1.16
R	-5	1,000.00	1,032.53	5.31	1,000.00	1,019.91	5.28	1.04

	MidCap Blend Fund
	Class J	1,000.00	1,029.61	5.56	1,000.00	1,019.66	5.53	1.09
	Institutional	1,000.00	1,031.60	3.32	1,000.00	1,021.87	3.30	0.65
R	-1	1,000.00	1,027.55	7.59	1,000.00	1,017.65	7.56	1.49
R	-2	1,000.00	1,028.10	6.93	1,000.00	1,018.30	6.90	1.36
R	-3	1,000.00	1,029.57	6.02	1,000.00	1,019.20	5.99	1.18
R	-4	1,000.00	1,030.26	5.05	1,000.00	1,020.16	5.03	0.99
R	-5	1,000.00	1,031.17	4.44	1,000.00	1,020.76	4.42	0.87

	MidCap Growth Fund
	Class J	1,000.00	977.48	6.46	1,000.00	1,018.60	6.60	1.30
	Institutional	1,000.00	981.21	3.49	1,000.00	1,021.62	3.56	0.70
R	-1	1,000.00	976.81	7.70	1,000.00	1,017.34	7.86	1.55
R	-2	1,000.00	976.22	7.05	1,000.00	1,018.00	7.20	1.42
R	-3	1,000.00	978.20	6.17	1,000.00	1,018.90	6.29	1.24
R	-4	1,000.00	980.03	5.23	1,000.00	1,019.86	5.33	1.05
R	-5	1,000.00	979.06	4.63	1,000.00	1,020.46	4.72	0.93

	MidCap Growth Fund III
	Class J	1,000.00	938.45	7.26	1,000.00	1,017.65	7.56	1.49
	Institutional	1,000.00	940.31	4.63	1,000.00	1,020.36	4.82	0.95
R	-1	1,000.00	936.17	8.91	1,000.00	1,015.94	9.27	1.83
R	-2	1,000.00	937.22	8.28	1,000.00	1,016.59	8.62	1.70
R	-3	1,000.00	938.60	7.41	1,000.00	1,017.50	7.71	1.52
R	-4	1,000.00	939.08	6.48	1,000.00	1,018.45	6.75	1.33
R	-5	1,000.00	939.32	5.90	1,000.00	1,019.05	6.14	1.21

	MidCap S&P 400 Index Fund
	Class J	1,000.00	993.12	3.26	1,000.00	1,021.87	3.30	0.65
	Institutional	1,000.00	995.94	1.00	1,000.00	1,024.13	1.02	0.20
R	-1	1,000.00	991.17	5.21	1,000.00	1,019.91	5.28	1.04
R	-2	1,000.00	992.01	4.56	1,000.00	1,020.56	4.62	0.91
R	-3	1,000.00	993.32	3.66	1,000.00	1,021.47	3.71	0.73
R	-4	1,000.00	994.01	2.71	1,000.00	1,022.42	2.75	0.54
R	-5	1,000.00	994.70	2.11	1,000.00	1,023.03	2.14	0.42

	MidCap Value Fund I
	Class J	1,000.00	1,015.20	7.50	1,000.00	1,017.70	7.51	1.48
	Institutional	1,000.00	1,018.00	4.97	1,000.00	1,020.21	4.98	0.98
R	-1	1,000.00	1,013.19	9.31	1,000.00	1,015.89	9.32	1.84
R	-2	1,000.00	1,013.89	8.66	1,000.00	1,016.54	8.67	1.71
R	-3	1,000.00	1,015.24	7.75	1,000.00	1,017.44	7.76	1.53
R	-4	1,000.00	1,015.93	6.79	1,000.00	1,018.40	6.80	1.34
R	-5	1,000.00	1,016.61	6.18	1,000.00	1,019.00	6.19	1.22

	MidCap Value Fund III
	Class J	1,000.00	1,033.43	5.88	1,000.00	1,019.36	5.84	1.15
	Institutional	1,000.00	1,035.46	3.48	1,000.00	1,021.72	3.46	0.68
R	-1	1,000.00	1,031.65	7.92	1,000.00	1,017.34	7.86	1.55
R	-2	1,000.00	1,032.96	7.26	1,000.00	1,018.00	7.20	1.42
R	-3	1,000.00	1,033.11	6.34	1,000.00	1,018.90	6.29	1.24
R	-4	1,000.00	1,034.19	5.37	1,000.00	1,019.86	5.33	1.05
R	-5	1,000.00	1,035.53	4.76	1,000.00	1,020.46	4.72	0.93

	Money Market Fund
	Class J	1,000.00	1,000.00	1.41	1,000.00	1,023.73	1.42	0.28
	Institutional	1,000.00	1,000.00	1.41	1,000.00	1,023.73	1.42	0.28

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	Overseas Fund
	Institutional	$1,000.00	$1,036.42	$5.53	$1,000.00	$1,019.71	$5.48	1.08%
R	-1	1,000.00	1,031.25	9.96	1,000.00	1,015.33	9.88	1.95
R	-2	1,000.00	1,032.29	9.30	1,000.00	1,015.99	9.22	1.82
R	-3	1,000.00	1,033.33	8.38	1,000.00	1,016.89	8.31	1.64
R	-4	1,000.00	1,034.34	7.41	1,000.00	1,017.85	7.35	1.45
R	-5	1,000.00	1,035.38	6.80	1,000.00	1,018.45	6.75	1.33

	Principal Capital Appreciation Fund
	Institutional	1,000.00	1,002.84	2.47	1,000.00	1,022.67	2.49	0.49
R	-1	1,000.00	998.56	6.83	1,000.00	1,018.30	6.90	1.36
R	-2	1,000.00	999.28	6.18	1,000.00	1,018.95	6.24	1.23
R	-3	1,000.00	1,000.24	5.28	1,000.00	1,019.86	5.33	1.05
R	-4	1,000.00	1,001.19	4.33	1,000.00	1,020.81	4.37	0.86
R	-5	1,000.00	1,001.66	3.72	1,000.00	1,021.42	3.76	0.74

	Principal LifeTime 2010 Fund
	Class J	1,000.00	1,024.60	1.88	1,000.00	1,023.28	1.88	0.37
	Institutional	1,000.00	1,027.07	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,022.13	4.63	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,022.15	3.96	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,023.87	3.05	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,023.83	2.09	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,024.62	1.48	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2015 Fund
	Institutional	1,000.00	1,021.89	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,017.24	4.61	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,018.18	3.96	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,019.19	3.05	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,021.13	2.08	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,020.06	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2020 Fund
	Class J	1,000.00	1,019.50	1.88	1,000.00	1,023.28	1.88	0.37
	Institutional	1,000.00	1,020.23	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,016.29	4.61	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,017.13	3.95	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,017.93	3.04	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,018.73	2.08	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,019.50	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2025 Fund
	Institutional	1,000.00	1,017.93	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,014.14	4.61	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,015.14	3.95	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,016.13	3.04	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,017.05	2.08	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,017.00	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2030 Fund
	Class J	1,000.00	1,014.74	1.98	1,000.00	1,023.18	1.98	0.39
	Institutional	1,000.00	1,017.17	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,013.17	4.60	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,013.98	3.95	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,014.77	3.04	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,015.21	2.08	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,015.55	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2035 Fund
	Institutional	1,000.00	1,016.06	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,011.18	4.60	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,012.20	3.95	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,013.17	3.04	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,014.13	2.08	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,014.08	1.47	1,000.00	1,023.68	1.48	0.29

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	Principal LifeTime 2040 Fund
	Class J	$1,000.00	$1,012.15	$2.23	$1,000.00	$1,022.92	$2.24	0.44%
	Institutional	1,000.00	1,014.50	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,010.56	4.60	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,010.55	3.94	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,011.37	3.03	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,013.00	2.07	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,013.74	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2045 Fund
	Institutional	1,000.00	1,014.11	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,010.29	4.60	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,010.27	3.94	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,011.25	3.03	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,012.22	2.07	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,013.21	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2050 Fund
	Class J	1,000.00	1,011.13	2.78	1,000.00	1,022.37	2.80	0.55
	Institutional	1,000.00	1,014.29	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,009.31	4.60	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,010.15	3.94	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,011.00	3.03	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,011.81	2.07	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,012.63	1.47	1,000.00	1,023.68	1.48	0.29

	Principal LifeTime 2055 Fund
	Institutional	1,000.00	1,013.14	0.40	1,000.00	1,024.73	0.41	0.08
R	-1	1,000.00	1,008.25	4.75	1,000.00	1,020.41	4.77	0.94
R	-2	1,000.00	1,009.26	4.09	1,000.00	1,021.06	4.12	0.81
R	-3	1,000.00	1,010.25	3.18	1,000.00	1,021.97	3.20	0.63
R	-4	1,000.00	1,011.22	2.22	1,000.00	1,022.92	2.24	0.44
R	-5	1,000.00	1,011.20	1.62	1,000.00	1,023.53	1.63	0.32

	Principal LifeTime Strategic Income Fund
	Class J	1,000.00	1,029.62	2.09	1,000.00	1,023.08	2.08	0.41
	Institutional	1,000.00	1,032.17	0.20	1,000.00	1,024.94	0.20	0.04
R	-1	1,000.00	1,026.88	4.64	1,000.00	1,020.56	4.62	0.91
R	-2	1,000.00	1,027.78	3.98	1,000.00	1,021.22	3.96	0.78
R	-3	1,000.00	1,028.83	3.06	1,000.00	1,022.12	3.05	0.60
R	-4	1,000.00	1,029.70	2.09	1,000.00	1,023.08	2.08	0.41
R	-5	1,000.00	1,030.41	1.48	1,000.00	1,023.68	1.48	0.29

	Real Estate Securities Fund
	Class J	1,000.00	989.99	6.70	1,000.00	1,018.40	6.80	1.34
	Institutional	1,000.00	991.98	4.41	1,000.00	1,020.71	4.47	0.88
R	-1	1,000.00	988.41	8.55	1,000.00	1,016.54	8.67	1.71
R	-2	1,000.00	988.74	7.90	1,000.00	1,017.19	8.01	1.58
R	-3	1,000.00	989.83	7.00	1,000.00	1,018.10	7.10	1.40
R	-4	1,000.00	990.63	6.05	1,000.00	1,019.05	6.14	1.21
R	-5	1,000.00	991.22	5.46	1,000.00	1,019.66	5.53	1.09

	SAM Balanced Portfolio
	Class J	1,000.00	1,019.80	3.40	1,000.00	1,021.77	3.40	0.67
	Institutional	1,000.00	1,021.91	1.73	1,000.00	1,023.43	1.73	0.34
R	-1	1,000.00	1,017.16	6.14	1,000.00	1,019.05	6.14	1.21
R	-2	1,000.00	1,017.69	5.48	1,000.00	1,019.71	5.48	1.08
R	-3	1,000.00	1,018.58	4.57	1,000.00	1,020.61	4.57	0.90
R	-4	1,000.00	1,019.34	3.60	1,000.00	1,021.57	3.61	0.71
R	-5	1,000.00	1,019.96	3.00	1,000.00	1,022.17	3.00	0.59

	SAM Conservative Balanced Portfolio
	Class J	1,000.00	1,025.22	3.46	1,000.00	1,021.72	3.46	0.68
	Institutional	1,000.00	1,027.74	1.73	1,000.00	1,023.43	1.73	0.34
R	-1	1,000.00	1,023.48	6.15	1,000.00	1,019.05	6.14	1.21
R	-2	1,000.00	1,024.09	5.49	1,000.00	1,019.71	5.48	1.08
R	-3	1,000.00	1,025.08	4.58	1,000.00	1,020.61	4.57	0.90
R	-4	1,000.00	1,026.00	3.62	1,000.00	1,021.57	3.61	0.71
R	-5	1,000.00	1,026.58	3.01	1,000.00	1,022.17	3.00	0.59

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	SAM Conservative Growth Portfolio
	Class J	$1,000.00	$1,013.41	$3.49	$1,000.00	$1,021.67	$3.51	0.69%
	Institutional	1,000.00	1,016.10	1.67	1,000.00	1,023.48	1.68	0.33
R	-1	1,000.00	1,010.61	6.12	1,000.00	1,019.05	6.14	1.21
R	-2	1,000.00	1,011.32	5.46	1,000.00	1,019.71	5.48	1.08
R	-3	1,000.00	1,012.70	4.55	1,000.00	1,020.61	4.57	0.90
R	-4	1,000.00	1,014.03	3.59	1,000.00	1,021.57	3.61	0.71
R	-5	1,000.00	1,014.05	2.99	1,000.00	1,022.17	3.00	0.59

	SAM Flexible Income Portfolio
	Class J	1,000.00	1,032.93	3.42	1,000.00	1,021.77	3.40	0.67
	Institutional	1,000.00	1,034.49	1.74	1,000.00	1,023.43	1.73	0.34
R	-1	1,000.00	1,030.09	6.17	1,000.00	1,019.05	6.14	1.21
R	-2	1,000.00	1,030.75	5.51	1,000.00	1,019.71	5.48	1.08
R	-3	1,000.00	1,031.68	4.60	1,000.00	1,020.61	4.57	0.90
R	-4	1,000.00	1,033.50	3.63	1,000.00	1,021.57	3.61	0.71
R	-5	1,000.00	1,033.30	3.02	1,000.00	1,022.17	3.00	0.59

	SAM Strategic Growth Portfolio
	Class J	1,000.00	1,005.75	3.63	1,000.00	1,021.52	3.66	0.72
	Institutional	1,000.00	1,007.61	1.82	1,000.00	1,023.33	1.83	0.36
R	-1	1,000.00	1,003.21	6.14	1,000.00	1,019.00	6.19	1.22
R	-2	1,000.00	1,003.84	5.49	1,000.00	1,019.66	5.53	1.09
R	-3	1,000.00	1,004.47	4.59	1,000.00	1,020.56	4.62	0.91
R	-4	1,000.00	1,006.37	3.63	1,000.00	1,021.52	3.66	0.72
R	-5	1,000.00	1,006.38	3.03	1,000.00	1,022.12	3.05	0.60

	Short-Term Income Fund
	Class J	1,000.00	1,022.78	4.63	1,000.00	1,020.56	4.62	0.91
	Institutional	1,000.00	1,025.14	2.34	1,000.00	1,022.82	2.34	0.46
R	-1	1,000.00	1,020.81	6.60	1,000.00	1,018.60	6.60	1.30
R	-2	1,000.00	1,021.42	5.94	1,000.00	1,019.25	5.94	1.17
R	-3	1,000.00	1,022.40	5.03	1,000.00	1,020.16	5.03	0.99
R	-4	1,000.00	1,023.42	4.07	1,000.00	1,021.11	4.06	0.80
R	-5	1,000.00	1,023.99	3.46	1,000.00	1,021.72	3.46	0.68

	SmallCap Blend Fund
	Class J	1,000.00	991.39	6.56	1,000.00	1,018.55	6.65	1.31
	Institutional	1,000.00	994.45	3.86	1,000.00	1,021.27	3.91	0.77
R	-1	1,000.00	989.56	8.15	1,000.00	1,016.94	8.26	1.63
R	-2	1,000.00	990.23	7.50	1,000.00	1,017.60	7.61	1.50
R	-3	1,000.00	991.07	6.61	1,000.00	1,018.50	6.70	1.32
R	-4	1,000.00	991.88	5.66	1,000.00	1,019.46	5.74	1.13
R	-5	1,000.00	993.21	5.06	1,000.00	1,020.06	5.13	1.01

	SmallCap Growth Fund I
	Class J	1,000.00	971.65	8.08	1,000.00	1,016.94	8.26	1.63
	Institutional	1,000.00	973.68	5.36	1,000.00	1,019.71	5.48	1.08
R	-1	1,000.00	969.89	9.61	1,000.00	1,015.38	9.83	1.94
R	-2	1,000.00	971.11	8.97	1,000.00	1,016.04	9.17	1.81
R	-3	1,000.00	970.91	8.08	1,000.00	1,016.94	8.26	1.63
R	-4	1,000.00	972.49	7.14	1,000.00	1,017.90	7.30	1.44
R	-5	1,000.00	973.02	6.55	1,000.00	1,018.50	6.70	1.32

	SmallCap Growth Fund II
	Class J	1,000.00	948.84	7.74	1,000.00	1,017.19	8.01	1.58
	Institutional	1,000.00	950.75	4.90	1,000.00	1,020.11	5.08	1.00
R	-1	1,000.00	947.26	9.15	1,000.00	1,015.74	9.48	1.87
R	-2	1,000.00	947.72	8.52	1,000.00	1,016.39	8.82	1.74
R	-3	1,000.00	947.31	7.64	1,000.00	1,017.29	7.91	1.56
R	-4	1,000.00	948.31	6.71	1,000.00	1,018.25	6.95	1.37
R	-5	1,000.00	949.22	6.12	1,000.00	1,018.85	6.34	1.25

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

			Actual			Hypothetical
				Expenses Paid			Expenses Paid
			Ending	During Period		Ending	During Period
		Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
		Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
		May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
	SmallCap S&P 600 Index Fund
	Class J	1,000.00	1,004.76	3.38	1,000.00	1,021.77	3.40	0.67
	Institutional	1,000.00	1,007.45	1.01	1,000.00	1,024.13	1.02	0.20
R	-1	1,000.00	1,002.89	5.24	1,000.00	1,019.91	5.28	1.04
R	-2	1,000.00	1,003.41	4.58	1,000.00	1,020.56	4.62	0.91
R	-3	1,000.00	1,005.08	3.68	1,000.00	1,021.47	3.71	0.73
R	-4	1,000.00	1,005.61	2.72	1,000.00	1,022.42	2.75	0.54
R	-5	1,000.00	1,006.15	2.12	1,000.00	1,023.03	2.14	0.42

	SmallCap Value Fund II
	Class J	$1,000.00	$1,016.23	$8.57	$1,000.00	$1,016.64	$8.57	1.69%
	Institutional	1,000.00	1,020.02	4.98	1,000.00	1,020.21	4.98	0.98
R	-1	1,000.00	1,015.72	9.37	1,000.00	1,015.84	9.37	1.85
R	-2	1,000.00	1,015.64	8.71	1,000.00	1,016.49	8.72	1.72
R	-3	1,000.00	1,017.42	7.81	1,000.00	1,017.39	7.81	1.54
R	-4	1,000.00	1,018.33	6.85	1,000.00	1,018.35	6.85	1.35
R	-5	1,000.00	1,018.18	6.24	1,000.00	1,018.95	6.24	1.23

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Elizabeth Ballantine	Principal, EBA Associates	99	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	99	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	99	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	99	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	99	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Audit Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	99	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	99	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	99	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	99	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

		Number of Portfolios in Fund Complex Overseen by Director
			Other Directorships Held by Director During Past 5 Years**
Name, Position Held with the Fund, Year of Birth
	Principal Occupation(s) During past 5 years
Barbara A. Lukavsky	President and CEO, Barbican	99	None
Director since 1987	Enterprises, Inc.
Member, Operations Committee
1940

Daniel Pavelich	Retired.	99	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Michael J. Beer	Executive Vice President and Chief	99	None
Director, Executive Vice President	Operating Officer, Principal
Member, Executive Committee	Management Corporation, (the
1961	“Manager”); Executive Vice
President, Principal Funds Distributor,
Inc. (“PFD”); President, Princor,
Principal Shareholder Services
(“PSS”) since 2007; Director, the
Manager since 2008, Princor, and PSS
since 2007. Vice President – Mutual
Funds and Broker Dealer, Principal
Life Insurance Company (“PLIC”).

Nora M. Everett	President and Director, the Manager	99	None
Director, President, CEO, and	since 2008; Director, PFD since 2008,
Chairman	Princor since 2008, PSS since 2008,
Member, Executive Committee	Edge since 2008, and Principal
1959	International Holding Company, LLC
since 2006; CEO, Princor since 2009;
Senior Vice President/Retirement &
Investor Services, PLIC since 2008;
Director, Principal Asset Management
Co. (Asia) Limited since 2008;
Chairman, Principal Financial
Advisors, Inc. since 2010; Director,
Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth	Principal Occupation(s) During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated February 29, 2012, and the Statement of Additional Information dated February 29, 2012. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Post Advisory Group LLC (“Post”) for the Global Diversified Income Fund; and (3) a Subadvisory Agreement with DDJ Capital Management, LLC (“DDJ Capital”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 11, 2012 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-three (63) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the fee waivers for two Funds and the additional breakpoints in the fee schedule for one Fund suggested by the Manager.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2011. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the Principal LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

DDJ Capital and Post Subadvisory Agreements

At its September 11, 2012 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and DDJ Capital for the Global Diversified Income Fund (the “Fund”) and a subadvisory agreement between the Manager and Post for the Fund.

Nature, Quality and Extent of Service

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical (i) one-year, three-year, five-year and ten-year performance as of June 30, 2012 of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; (ii) year-by-year returns for the past ten calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; and (iii) year-by-year yield profiles for the past seven calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index. The Board also reviewed the anticipated asset allocation to DDJ Capital, Post and the current subadvisor to the Fund’s high yield debt segment, and the projected impact DDJ Capital’s and Post’s performance would have had on the returns for the Fund’s high yield debt segment for the past two calendar years and the one-year period ended June 30, 2012. The Board concluded, based on this information, that the historical investment performance record of each Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fees, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under each Sub-advisory Agreement. The Board noted that the sub-advisory fee schedule for DDJ Capital includes one breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. The Board noted that, although the sub-advisory fee schedule for Post does not include breakpoints, the sub-advisory fee schedule is appropriate. In addition, in evaluating the sub-advisory fees and the factor of profitability, the Board considered that the sub-advisory fee rate for DDJ Capital was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by each of the Subadvisors when evaluating the sub-advisory fees. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-advisory Agreement are fair and reasonable and that approval of each Sub-advisory Agreement is in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION

PRINCIPAL FUNDS, INC.

October 31, 2012 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2012. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2012, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Equity Income Fund	76%	Principal LifeTime 2010 Fund	15%
Global Diversified Income Fund	8%	Principal LifeTime 2015 Fund	17%
High Yield Fund	1%	Principal LifeTime 2020 Fund	20%
International Emerging Markets Fund	1%	Principal LifeTime 2025 Fund	21%
LargeCap Blend Fund II	100%	Principal LifeTime 2030 Fund	22%
LargeCap Growth Fund	100%	Principal LifeTime 2035 Fund	25%
LargeCap Growth Fund I	100%	Principal LifeTime 2040 Fund	28%
LargeCap Growth Fund II	100%	Principal LifeTime 2045 Fund	29%
LargeCap S&P 500 Index Fund	100%	Principal LifeTime 2050 Fund	30%
LargeCap Value Fund	100%	Principal LifeTime 2055 Fund	31%
LargeCap Value Fund I	100%	Principal LifeTime Strategic Income Fund	7%
LargeCap Value Fund III	100%	SAM Balanced Portfolio	39%
MidCap Blend Fund	61%	SAM Conservative Balanced Portfolio	20%
MidCap Growth Fund	14%	SAM Conservative Growth Portfolio	81%
MidCap S&P 400 Index Fund	87%	SAM Flexible Income Portfolio	13%
MidCap Value Fund I	100%	SAM Strategic Growth Portfolio	100%
MidCap Value Fund III	100%	SmallCap S&P 600 Index Fund	100%
Overseas Fund	3%	SmallCap Value Fund II	97%
Principal Capital Appreciation Fund	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2012, taxed at a maximum rate of 15% is as follows:

	Percentage		Percentage
Diversified International Fund	100%	Overseas Fund	74%
Equity Income Fund	100%	Principal Capital Appreciation Fund	100%
Global Diversified Income Fund	14%	Principal LifeTime 2010 Fund	26%
Global Real Estate Securities Fund	4%	Principal LifeTime 2015 Fund	28%
High Yield Fund	1%	Principal LifeTime 2020 Fund	37%
International Emerging Markets Fund	100%	Principal LifeTime 2025 Fund	38%
International Fund I	100%	Principal LifeTime 2030 Fund	43%
LargeCap Blend Fund II	100%	Principal LifeTime 2035 Fund	49%
LargeCap Growth Fund	100%	Principal LifeTime 2040 Fund	54%
LargeCap Growth Fund I	100%	Principal LifeTime 2045 Fund	58%
LargeCap Growth Fund II	100%	Principal LifeTime 2050 Fund	63%
LargeCap S&P 500 Index Fund	100%	Principal LifeTime 2055 Fund	65%
LargeCap Value Fund	100%	Principal LifeTime Strategic Income Fund	12%
LargeCap Value Fund I	100%	SAM Balanced Portfolio	56%
LargeCap Value Fund III	100%	SAM Conservative Balanced Portfolio	28%
MidCap Blend Fund	69%	SAM Conservative Growth Portfolio	100%
MidCap Growth Fund	15%	SAM Flexible Income Portfolio	19%
MidCap S&P 400 Index Fund	87%	SAM Strategic Growth Portfolio	100%
MidCap Value Fund I	100%	SmallCap S&P 600 Index Fund	100%
MidCap Value Fund III	100%	SmallCap Value Fund II	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2012, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0208
Global Real Estate Securities Fund	$0.0056
International Emerging Markets Fund	$0.0692
International Fund I	$0.0198
Overseas Fund	$0.0219

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

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Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company. Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV401-06 | 12/2012 | #t121022048z ©2012 Principal Financial Services, Inc.